As filed with the Securities and Exchange Commission on September 25, 2025

Securities Act File No. 333-170122

Investment Company File No. 811-22487

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549
________________

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 520	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 522	☒

(Check appropriate box or boxes)
________________

DBX ETF TRUST
(Exact name of Registrant as specified in its charter)
________________

875 Third Avenue
New York, New York 10022-6225
(Address of Principal Executive Offices)
Registrant’s Telephone Number, including Area Code: (212) 454-4500

________________

Freddi Klassen

DBX ETF Trust

875 Third Avenue

New York, New York 10022-6225

(Name and Address of Agent for Service)

Copy to: John S. Marten

Vedder Price P.C.

222 N. LaSalle Street

Chicago, Illinois 60601-1104
________________

It is proposed that this filing will become effective: (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☒	on October 1, 2025 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)
☐	on ______________ pursuant to paragraph (a)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on ______________ pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EXPLANATORY NOTE

This Post-Effective Amendment contains the Prospectuses and Statements of Additional Information relating only to the following series of the Registrant:

•	Xtrackers International Real Estate ETF
•	Xtrackers MSCI Emerging Markets Hedged Equity ETF
•	Xtrackers MSCI EAFE Hedged Equity ETF
•	Xtrackers MSCI Japan Hedged Equity ETF
•	Xtrackers MSCI Europe Hedged Equity ETF
•	Xtrackers MSCI All World ex US Hedged Equity ETF
•	Xtrackers MSCI EAFE High Dividend Yield Equity ETF
•	Xtrackers MSCI Eurozone Hedged Equity ETF
•	Xtrackers Municipal Infrastructure Revenue Bond ETF
•	Xtrackers California Municipal Bond ETF
•	Xtrackers US 0-1 Year Treasury ETF
•	Xtrackers Harvest CSI 300 China A-Shares ETF
•	Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF
•	Xtrackers US Green Infrastructure Select Equity ETF
•	Xtrackers Cybersecurity Select Equity ETF
•	Xtrackers Semiconductor Select Equity ETF
•	Xtrackers US National Critical Technologies ETF
•	Xtrackers Artificial Intelligence and Big Data ETF

This Post-Effective Amendment is not intended to update or amend any other Prospectuses or Statements of Additional Information of the Registrant’s other series.

Prospectus
October 1, 2025

Xtrackers International Real Estate ETF
NYSE Arca, Inc.: HAUZ
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

Xtrackers International Real Estate ETF

Ticker: HAUZ	Stock Exchange: NYSE Arca, Inc.
Investment Objective
The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the iSTOXX Developed and Emerging Markets ex USA PK VN Real Estate Index.
Fees and Expenses
These are the fees and expenses that you will pay when you buy, hold and sell shares. You may also pay other fees, such as brokerage commissions and other fees to financial intermediaries on the purchase and sale of shares of the fund, which are not reflected in the table and example below.
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.10
Other Expenses	None
Total annual fund operating expenses	0.10
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of shares of the fund. It also does not include the transaction fees on purchases and redemptions of Creation Units (defined herein), because those fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$10	$32	$56	$128
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 8% of the average value of its portfolio.
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the iSTOXX Developed and Emerging Markets ex USA PK VN Real Estate Index (the “Underlying Index”), which is a free-float capitalization weighted index that provides exposure to publicly traded real estate securities in countries outside the United States, excluding Pakistan and Vietnam.
Portfolio management uses a representative sampling indexing strategy in seeking to track the Underlying Index, meaning it generally will invest in a sample of securities in the index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Underlying Index as a whole. The fund will invest at least 80% of its total assets (but typically far more) in component securities (including depositary receipts in respect of such securities) of the Underlying Index. Investments in such depositary receipts will count towards the fund’s 80% investment policy discussed above with respect to the instruments that comprise the fund’s Underlying Index. Due to regulatory changes, effective June 11, 2026, the
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fund will replace this 80% investment policy and related disclosures set forth in this prospectus. Specifically, effective June 11, 2026, under normal circumstances, the fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in component securities (including depositary receipts in respect of such securities) of the Underlying Index. Derivative instruments that provide exposure to the investments above or exposure to one or more market risk factors associated with such investments are included in the fund’s 80% investment policy, consistent with the fund’s investment policies and limitations with respect to investments in derivatives. The Underlying Index is composed of real estate securities including equity real estate investment trusts (“REITs”) from companies incorporated in developed and emerging markets countries (each as defined by the Index Provider) outside the United States, excluding Pakistan and Vietnam.
Under normal circumstances, the Underlying Index is reconstituted and rebalanced quarterly. The fund changes its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s reconstitution and rebalancing schedule will result in corresponding changes to the fund’s schedule of portfolio changes. Any changes made to the Underlying Index in between scheduled reconstitutions (e.g., in the event of a corporate action) also will result in corresponding changes to the fund’s portfolio.
As of July 31, 2025, the Underlying Index consisted of 371 securities, with an average market capitalization of approximately $3.54 billion and a minimum market capitalization of approximately $240 million, from issuers in the following countries (may represent by country of domicile): Australia, Austria, Belgium, Brazil, Canada, Chile, China, Egypt, Finland, France, Germany, Greece, Guernsey-Channel Islands, Hong Kong, India, Indonesia, Ireland, Israel, Japan, Luxembourg, Malaysia, Mexico, Netherlands, New Zealand, Norway, Philippines, Romania, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey and the United Kingdom. The fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in real estate securities of issuers from countries outside the United States. As of July 31, 2025, the Underlying Index was substantially comprised of securities of issuers from Japan. The fund will not enter into transactions to hedge against declines in the value of the fund’s assets that are denominated in foreign currency.
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of July 31, 2025, the Underlying Index was wholly comprised of issuers in the real estate sector. The fund’s exposure to particular sectors or countries may change over time to correspond to changes in the Underlying Index.
Xtrackers International Real Estate ETF is neither sponsored nor promoted, distributed or in any other manner supported by STOXX Limited, Zug, Switzerland, Deutsche Börse Group or their licensors, research partners or data providers. The iSTOXX Developed and Emerging Markets ex USA PK VN Real Estate Index is calculated and maintained by STOXX, Ltd. (“Index Provider” or “STOXX”). STOXX is an indirect subsidiary of Deutsche Börse Group.
Derivatives. The fund may invest in derivatives, which are financial instruments whose performance is derived, at least in part, from the performance of an underlying asset, security or index. In particular, portfolio management may use futures contracts, stock index futures, options on futures, swap contracts and other types of derivatives in seeking performance that corresponds to the Underlying Index and will not use such instruments for speculative purposes.
Securities lending. The fund may lend securities (up to one-third of total assets) to approved institutions, such as registered broker-dealers, pooled investment vehicles, banks and other financial institutions. In connection with such loans, the fund receives liquid collateral in an amount that is based on the type and value of the securities being lent, with riskier securities generally requiring higher levels of collateral.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the section of this Prospectus entitled “Additional Information About Fund Strategies, Underlying Index Information and Risks” and in the Statement of Additional Information (“SAI”). An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times
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result in unusually high market volatility which could negatively affect performance. High market volatility may also result from significant shifts in momentum of one or more specific stocks due to unusual increases or decreases in trading activity. Momentum can change quickly, and securities subject to shifts in momentum may be more volatile than the market as a whole and returns on such securities may drop precipitously. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Market disruption risk. Economies and financial markets throughout the world have become increasingly interconnected, which has increased the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. This includes reliance on global supply chains that are susceptible to disruptions resulting from, among other things, war and other armed conflicts, tariffs, extreme weather events, and natural disasters. Such supply chain disruptions can lead to, and have led to, economic and market disruptions that have far-reaching effects on financial markets worldwide. The value of the fund’s investments may be negatively affected by adverse changes in overall economic or market conditions, such as the level of economic activity and productivity, unemployment and labor force participation rates, inflation or deflation (and expectations for inflation or deflation), interest rates, demand and supply for particular products or resources including labor, debt levels and credit ratings, and trade policies, among other factors. Such adverse conditions may contribute to an overall economic contraction across entire economies or markets, which may negatively impact the profitability of issuers operating in those economies or markets. In addition, geopolitical and other globally interconnected occurrences, including war, terrorism, economic uncertainty or financial crises, contagion, tariffs and trade disputes, government debt crises (including defaults or downgrades) or uncertainty about government debt payments, government shutdowns, public health crises, natural disasters, supply chain disruptions, climate change and related events or conditions, have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Adverse market conditions or disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by adverse market conditions or a particular market disruption, the duration and effects may not be the same for all types of assets.
Current military and other armed conflicts in various geographic regions, including those in Europe and the Middle East, can lead to, and have led to, economic and market disruptions, which may not be limited to the geographic region in which the conflict is occurring. Such conflicts can also result, and have resulted in some cases, in sanctions being levied by the United States, the European Union and/or other countries against countries or other actors involved in the conflict. In addition, such conflicts and related sanctions can adversely affect regional and global energy, commodities, financial and other markets and thus could affect the value of the fund's investments. The extent and duration of any military conflict, related sanctions and resulting economic and market disruptions are impossible to predict, but could be substantial.
Other market disruption events include pandemic spread of viruses, such as the novel coronavirus known as COVID-19, which have caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions, and may adversely affect the fund and its investments.
In addition, markets are becoming increasingly susceptible to disruption events resulting from the use of new and emerging technologies to engage in cyber-attacks or to take over the websites and/or social media accounts of companies, governmental entities or public officials, or to otherwise pose as or impersonate such, which then may be used to disseminate false or misleading information that can cause volatility in financial markets or for the securities of a particular company, group of companies, industry or other class of assets.
Adverse market conditions or particular market disruptions, such as those discussed above, may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
Real estate sector risk. The fund’s assets will be concentrated in the real estate sector, which means the fund will be more affected by the performance of the real estate sector than a fund that was not concentrated.
Adverse economic, business or political developments affecting real estate could have a major effect on the value of the fund’s investments. Investing in real estate securities (which include REITs) may subject the fund to risks associated with the direct ownership of real estate. Real estate values have been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Changes in interest rates may also affect the value of the fund’s investment in real estate securities. Real estate securities are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. Real estate securities are also subject to heavy cash flow dependency and defaults by borrowers. Political or regulatory pressures may restrict the eviction of real estate tenants in default. Highly leveraged real estate companies are particularly vulnerable to the effects of
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rising interest rates and/or an economic downturn. In addition, if applicable, a REIT could fail to qualify for favorable tax treatment under applicable tax law and could fail to maintain its exemption from the registration requirements of the Investment Company Act of 1940, as amended.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments, as well as US and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the fund's foreign investments, prevent the fund from realizing the full value of its foreign investments or prevent the fund from selling foreign securities it holds. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. In addition, the fund may be limited in its ability to exercise its legal rights or enforce a counterparty's legal obligations in certain jurisdictions outside of the US. The foreign investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments. In addition, because non-US markets may be open on days when the fund does not price its shares, the value of the foreign securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Depositary receipt risk. Depositary receipts involve similar risks to those associated with investments in securities of non-US issuers. Depositary receipts also may be less liquid than the underlying shares in their primary trading market. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.
Emerging market securities risk. The securities of issuers located in emerging markets tend to be more volatile and less liquid than securities of issuers located in more mature economies, and emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of issuers located or doing substantial business in emerging markets are often subject to rapid and large changes in price.
Geographic focus risk. Focusing investments in a single country or few countries, or regions, involves increased political, regulatory and other risks. Market swings in such a targeted country, countries or regions are likely to have a greater effect on fund performance than they would in a more geographically diversified fund.
Risks related to investing in Japan. The growth of Japan’s economy has historically lagged behind that of its Asian neighbors and other major developed economies. The Japanese economy is heavily dependent on international trade and has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies and the economic conditions of its trading partners. Japan’s relations with its neighbors, particularly China, North Korea, South Korea and Russia, have at times been strained due to territorial disputes, historical animosities and defense concerns. Most recently, the Japanese government has shown concern over the increased nuclear and military activity by North Korea. Strained relations may cause uncertainty in the Japanese markets and adversely affect the overall Japanese economy in times of crisis. China has become an important trading partner with Japan, yet the countries’ political relationship has become strained. Should political tension increase, it could adversely affect the economy, especially the export sector, and destabilize the region as a whole. Japan is located in a part of the world that has historically been prone to natural disasters such as earthquakes, volcanoes and tsunamis and is economically sensitive to environmental events. Any such event could result in a significant adverse impact on the Japanese economy. Japan also remains heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the economy. Furthermore, Japanese corporations often engage in high levels of corporate leveraging, extensive cross-purchases of the securities of other corporations and are subject to a changing corporate governance structure. Japan may be subject to risks relating to political, economic and labor risks. Any of these risks, individually or in the aggregate, could adversely affect investments in the fund.
Currency risk. Changes in currency exchange rates and the relative value of non-US currencies may affect the value of the fund’s investment and the value of your fund shares. Because the fund’s NAV is determined on the basis of the US dollar and the fund does not attempt to hedge against changes in the value of non-US currencies,
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investors may lose money if the foreign currency depreciates against the US dollar, even if the foreign currency value of the fund’s holdings in that market increases. Conversely, the dollar value of your investment in the fund may go up if the value of the foreign currency appreciates against the US dollar. The value of the US dollar measured against other currencies is influenced by a variety of factors. These factors include: interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, and global energy prices. Political instability, the possibility of government intervention and restrictive or opaque business and investment policies may also reduce the value of a country’s currency. Government monetary policies and the buying or selling of currency by a country’s government may also influence exchange rates. Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of an investment in the fund may also go up or down quickly and unpredictably and investors may lose money.
Small and medium-sized company risk. Small and medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small and medium-sized companies, since they lack the financial resources of larger companies. Small and medium-sized company stocks are typically less liquid than large company stocks.
Passive investing risk. Unlike a fund that is actively managed, in which portfolio management buys and sells securities based on research and analysis, the fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. Because the fund is designed to maintain a high level of exposure to the Underlying Index at all times, portfolio management generally will not buy or sell a security unless the security is added or removed, respectively, from the Underlying Index, and will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Index-related risk. The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. The Index Provider may cease publication of the Underlying Index or may terminate the license agreement allowing the fund to use the Underlying Index, either of which could have a material adverse effect on the fund. Market disruptions could cause delays in the Underlying Index’s reconstitution and rebalancing schedule. During any such delay, it is possible that the Underlying Index and, in turn, the fund will deviate from the Underlying Index’s stated methodology and therefore experience returns different than those that would have been achieved under a normal reconstitution and rebalancing schedule. Generally, the Index Provider does not provide any warranty, or accept any liability, with respect to the quality, accuracy or completeness of the Underlying Index or its related data, and does not guarantee that the Underlying Index will be in line with its stated methodology. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its stated methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. The Advisor may have limited ability to detect such errors and neither the Advisor nor its affiliates provide any warranty or guarantee against such errors. Therefore, the gains, losses or costs associated with the Index Provider’s errors will generally be borne by the fund and its shareholders.
Index-related risk may be higher for a fund that tracks an index comprised of, or an index that includes, foreign securities, and in particular emerging markets securities, because regulatory and reporting requirements may differ from those in the US, resulting in a heightened risk of errors in the index data, index computation and/or index construction due to unreliable, out-dated or unavailable information.
Tracking error risk. The fund may be subject to tracking error, which is the divergence of the fund’s performance from that of the Underlying Index. The performance of the fund may diverge from that of the Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when reconstituting or rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure in order to track the Underlying Index. Moreover, the use of a representative sampling investment approach (i.e., investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index) may cause the fund’s return to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the fund may not be able to
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invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to government imposed legal restrictions or limitations, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other reasons. To the extent the fund calculates its net asset value based on fair value prices and the value of the Underlying Index is based on market prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. Tracking error risk may be heightened during times of increased market volatility or other unusual market conditions. For tax purposes, the fund may sell certain securities, and such sale may cause the fund to recognize a taxable gain or a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
Tracking error risk may be higher for funds that track indices with significant weight in foreign issuers, and in particular emerging markets issuers, than funds that do not track such indices. The fund may also experience operational delays in establishing the necessary accounts and required regulatory approvals to trade, which may delay the fund's ability to hold securities.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from the NAV during periods of market volatility. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units (defined below), the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. If market makers exit the business or are unable to continue making markets in fund shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or other market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by the fund may be traded in markets that close at a different time than the exchange on which the fund’s shares trade. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. If the markets for the fund’s portfolio securities experience decreased liquidity, the trading markets for the fund’s shares may also become less liquid with corresponding widening in the bid-ask spreads and differences between the market price and NAV of the fund’s shares. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s market price. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund at NAV.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss or recognize a gain that may be distributed to shareholders as a taxable distribution. This may be magnified in circumstances where redemptions from the fund may be higher than normal.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods and the value determined for an investment may be materially different from the value realized upon such investment’s sale.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. A delay in the recovery of loaned securities could interfere with the fund’s ability to vote proxies or settle transactions. Delayed settlement may limit the ability of the fund to reinvest the proceeds of a sale of securities or prevent the fund from selling securities at times that may be appropriate to track the Underlying Index. The fund could also lose money in the event of a decline in the value of the collateral provided for
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the loaned securities, or a decline in the value of any investments made with cash collateral or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the securities.
Derivatives risk. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Risks associated with derivatives may include the risk that the derivative is not well correlated with the underlying asset, security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation, which risk may be heightened in derivative transactions entered into “over-the-counter” (i.e., not on an exchange or contract market); and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund’s exposure to the market and magnify potential losses.
Futures risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return and the potential loss from futures can exceed the fund’s initial investment in such contracts.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers, index provider or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ or index provider’s assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers or index provider may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers or index provider could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, index provider, fund counterparties, issuers of securities held by the fund or other market participants.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as Authorized Participants (“APs”). Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described in the section of this Prospectus entitled “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Past Performance
The bar chart and table below provide some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compare with those of the Underlying Index and a required broad-based securities market index.The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available on the fund’s website at Xtrackers.com (the website does not form a part of this prospectus).
Prior to February 22, 2019, the fund operated with a different investment strategy and a different underlying index. Performance would have been different if the fund’s current investment strategy had been in effect. Fund returns prior to February 22, 2019 reflect those of the fund when it was tracking the prior underlying index.
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Xtrackers International Real Estate ETF

CALENDAR YEAR TOTAL RETURNS(%)

	Returns	Period ending
Best Quarter	16.71%	September 30, 2024
Worst Quarter	-28.38%	March 31, 2020
Year-to-Date	17.20%	June 30, 2025
Average Annual Total Returns
(For periods ended 12/31/2024 expressed as a %)
All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold shares of the fund in tax-deferred accounts such as individual retirement accounts (“IRAs”) or employee-sponsored retirement plans.
	Inception Date	1 Year	5 Years	10 Years
Returns before tax	10/1/2013	-5.30	-4.27	1.16
After tax on distribu- tions		-6.99	-5.43	0.01
After tax on distribu- tions and sale of fund shares		-3.14	-3.45	0.66
iSTOXX Developed and Emerging Markets ex USA PK VN Real Estate Index (reflects no deduc- tions for fees, expenses or taxes)		-5.47	-4.42	1.39
MSCI ACWI ex USA Index (reflects no deduc- tions for fees, expenses or taxes)		5.53	4.10	4.80
Effective February 22, 2019, the fund changed its underlying index to the iSTOXX Developed and Emerging Markets ex USA PK VN Real Estate Index from the MSCI Asia Pacific ex Japan US Dollar Hedged Index. Returns shown above for the iSTOXX Developed and Emerging Markets ex USA PK VN Real Estate Index prior to February 22, 2019 reflect the performance of the MSCI Asia Pacific ex Japan US Dollar Hedged Index.
Management
Investment Advisor
DBX Advisors LLC
Portfolio Managers
Patrick Dwyer, Vice President of DBX Advisors LLC, Director and Senior Portfolio Engineer & Team Lead, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2016.
Shlomo Bassous, Vice President of DBX Advisors LLC, Director and Senior Portfolio Engineer, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2017.
Ashif Shaikh, Vice President of DBX Advisors LLC, Vice President and Portfolio Engineer, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2022.
Daniel Park, Vice President of DBX Advisors LLC, Vice President and Portfolio Engineer, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2024.
Purchase and Sale of Fund Shares
The fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual fund shares may only be purchased and sold through a brokerage firm. The price of fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to APs who have entered into agreements with ALPS Distributors, Inc., the fund’s distributor. You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) when buying or selling shares (the “bid-ask spread”). Information on the fund’s net asset value, market price, premiums and discounts and bid-ask spreads may be found at Xtrackers.com (the website does not form a part of this prospectus).
Tax Information
The fund's distributions are generally taxable to you as ordinary income or capital gains, except when you are tax-exempt or when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. Any withdrawals you make from such tax-advantaged investment plans, however, may be taxable to you.
Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology
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Xtrackers International Real Estate ETF

platforms and/or reporting systems or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Xtrackers International Real Estate ETF

Fund Details
Additional Information About Fund Strategies, Underlying Index Information and Risks
Investment Objective
The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the iSTOXX Developed and Emerging Markets ex USA PK VN Real Estate Index.
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the iSTOXX Developed and Emerging Markets ex USA PK VN Real Estate Index (the “Underlying Index”), which is a free-float capitalization weighted index that provides exposure to publicly traded real estate securities in countries outside the United States, excluding Pakistan and Vietnam.
Portfolio management uses a representative sampling indexing strategy in seeking to track the Underlying Index, meaning it generally will invest in a sample of securities in the index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Underlying Index as a whole. The fund will invest at least 80% of its total assets (but typically far more) in component securities (including depositary receipts in respect of such securities) of the Underlying Index. Investments in such depositary receipts will count towards the fund’s 80% investment policy discussed above with respect to the instruments that comprise the fund’s Underlying Index. Due to regulatory changes, effective June 11, 2026, the fund will replace this 80% investment policy and related disclosures set forth in this prospectus. Specifically, effective June 11, 2026, under normal circumstances, the fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in component securities (including depositary receipts in respect of such securities) of the Underlying Index. Derivative instruments that provide exposure to the investments above or exposure to one or more market risk factors associated with such investments are included in the fund’s 80% investment policy, consistent with the fund’s investment policies and limitations with respect to investments in derivatives.
The fund's investments in depositary receipts may include American Depositary Receipts (“ADRs”). ADRs are US dollar-denominated receipts representing shares of foreign based corporations. ADRs are issued by US banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. The fund will not invest in any unlisted depositary receipt or any depositary receipt that the Advisor deems illiquid at the time of purchase or for which pricing information is not readily available. The Underlying Index is composed of real estate securities including equity real estate investment trusts (“REITs”) from companies incorporated in developed and emerging markets countries (each as defined by the Index Provider) outside the United States, excluding Pakistan and Vietnam.
Under normal circumstances, the Underlying Index is reconstituted and rebalanced quarterly. The fund changes its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s reconstitution and rebalancing schedule will result in corresponding changes to the fund’s schedule of portfolio changes. Any changes made to the Underlying Index in between scheduled reconstitutions (e.g., in the event of a corporate action) also will result in corresponding changes to the fund’s portfolio.
As of July 31, 2025, the Underlying Index consisted of 371 securities, with an average market capitalization of approximately $3.54 billion and a minimum market capitalization of approximately $240 million, from issuers in the following countries (may represent by country of domicile): Australia, Austria, Belgium, Brazil, Canada, Chile, China, Egypt, Finland, France, Germany, Greece, Guernsey-Channel Islands, Hong Kong, India, Indonesia, Ireland, Israel, Japan, Luxembourg, Malaysia, Mexico, Netherlands, New Zealand, Norway, Philippines, Romania, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey and the United Kingdom. The fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in real estate securities of issuers from countries outside the United States. As of July 31, 2025, the Underlying Index was substantially comprised of securities of issuers from Japan. The fund will not enter into transactions to hedge against declines in the value of the fund’s assets that are denominated in foreign currency.
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The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of July 31, 2025, the Underlying Index was wholly comprised of issuers in the real estate sector. The fund’s exposure to particular sectors or countries may change over time to correspond to changes in the Underlying Index.
The fund may invest its remaining assets in other securities, including securities not in the Underlying Index, cash and cash equivalents, money market instruments, such as repurchase agreements or money market funds (including money market funds advised by the Advisor or its affiliates (subject to applicable limitations under the Investment Company Act of 1940, as amended (the “1940 Act”), or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index) and in certain types of derivatives instruments (see “Derivatives” subsection).
Xtrackers International Real Estate ETF is neither sponsored nor promoted, distributed or in any other manner supported by STOXX Limited, Zug, Switzerland, Deutsche Börse Group or their licensors, research partners or data providers. The iSTOXX Developed and Emerging Markets ex USA PK VN Real Estate Index is calculated and maintained by STOXX, Ltd. (“Index Provider” or “STOXX”). STOXX is an indirect subsidiary of Deutsche Börse Group.
Derivatives. The fund may invest in derivatives, which are financial instruments whose performance is derived, at least in part, from the performance of an underlying asset, security or index. In particular, portfolio management generally may use futures contracts, stock index futures, options on futures, swap contracts and other types of derivatives in seeking performance that corresponds to the Underlying Index and will not use such instruments for speculative purposes. A futures contract is a standardized exchange-traded agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time.
Securities lending. The fund may lend securities (up to one-third of total assets) to approved institutions, such as registered broker-dealers, pooled investment vehicles, banks and other financial institutions. In connection with such loans, the fund receives liquid collateral in an amount that is based on the type and value of the securities being lent, with riskier securities generally requiring higher levels of collateral.
Underlying Index Information
The iSTOXX Developed and Emerging Markets ex USA PK VN Real Estate Index is calculated and maintained by STOXX, Ltd. (“Index Provider” or “STOXX”). The Underlying Index is a free-float market capitalization- weighted
Index designed to measure the performance of international real estate securities of issuers incorporated outside the United States, Pakistan and Vietnam.
Defining the Equity Universe. The Underlying Index is constructed by aggregation of certain STOXX Total Market indices, each representing a broad market of equity securities in a particular country that covers at least 95% of the free-float market capitalization of its respective country.
To be eligible for inclusion in a STOXX Country Total Market Index, securities must meet the following criteria:
■
Common stocks and equities with similar characteristics from financial markets that provide reliable real-time, historical component and currency pricing, and reference and corporate actions data
■
Listed companies on a regulated market on an exchange defined in the STOXX Investable Universe
■
Certain equity instruments, such as investment companies and certain specified investment vehicles, are not eligible for inclusion. Companies that were recently removed from a STOXX Total Market Index due to mergers and other corporate actions are not eligible for inclusion.
Each STOXX Country Total Market Index targets coverage of at least 95% of the free-float market capitalization of the investable stock universe at the cut-off date in the regarding country. All stocks in the investable stock universe of the country in question are ranked in terms of their free-float market capitalization at the cut-off date to produce the review list. A 93-99% buffer is applied as follows:
■
The largest companies in the investible universe with a cumulative free-float market capitalization up to and including 93% of the investible universe, qualify for selection.
■
The stocks covering the next two percent of cumulative free-float market capitalization are selected among the largest remaining current TMI components representing the portion of capitalization above 93% and up to and including 99%.
■
If the country coverage is still below the defined threshold, then the largest remaining stocks are selected until the country coverage is reached.
The STOXX Regional Total Market indices are aggregates of the STOXX Total Market country indices. They aim to provide a broad representation of the respective region. The indices are weighted according to free-float market capitalization.
The index universe of the Underlying Index is defined by the STOXX Developed and Emerging Markets Total Market Index.
Stocks classified as being within the real estate sector according to the Industry Classification Benchmark (ICB) code are eligible for inclusion in the Underlying Index.
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Companies from the United States, Pakistan and Vietnam are excluded. Sector changes are implemented immediately subsequent to corporate actions.
Weighting. The Underlying Index’s components are not subject to component weight restrictions or capping.
Maintaining the Index. The Underlying Index is reconstituted and rebalanced on a quarterly basis. The review cut-off date is the last trading day of the month following the last quarterly index review.
During extraordinary market conditions, the Index Provider may delay any scheduled reconstitution and rebalancing of the Underlying Index. During any such delay it is possible that the Underlying Index will deviate from the Underlying Index’s stated methodology.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. High market volatility may also result from significant shifts in momentum of one or more specific stocks due to unusual increases or decreases in trading activity. Momentum can change quickly, and securities subject to shifts in momentum may be more volatile than the market as a whole and returns on such securities may drop precipitously. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Market disruption risk. Economies and financial markets throughout the world have become increasingly interconnected, which has increased the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. This includes reliance on global supply chains that are susceptible to disruptions resulting from, among other things, war and other armed conflicts, tariffs, extreme weather events, and natural disasters. Such supply chain disruptions can lead to, and have led to, economic and market disruptions that have far-reaching effects on financial markets worldwide. The value of the fund’s investments may be negatively affected by adverse changes in overall economic or market conditions, such as the level of economic activity and productivity, unemployment and labor force participation rates, inflation or deflation (and expectations for inflation or deflation), interest rates, demand and supply for particular products or resources including labor, debt levels and credit ratings, and trade policies, among other factors. Such adverse conditions may contribute to an overall economic contraction across entire economies or markets, which may negatively impact the profitability of issuers operating in those economies or markets. In addition, geopolitical and other globally interconnected occurrences, including war, terrorism, economic uncertainty or financial crises, contagion, tariffs and trade disputes, government debt crises (including defaults or downgrades) or uncertainty about government debt payments, government shutdowns, public health crises, natural disasters, supply chain disruptions, climate change and related events or conditions, have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Adverse market conditions or disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by adverse market conditions or a particular market disruption, the duration and effects may not be the same for all types of assets.
Current military and other armed conflicts in various geographic regions, including those in Europe and the Middle East, can lead to, and have led to, economic and market disruptions, which may not be limited to the geographic region in which the conflict is occurring. Such conflicts can also result, and have resulted in some cases, in sanctions being levied by the United States, the European Union and/or other countries against countries or other actors involved in the conflict. In addition, such conflicts and related sanctions can adversely affect regional and global energy, commodities, financial and other markets and thus could affect the value of the fund's investments. The extent and duration of any military conflict, related sanctions and resulting economic and market disruptions are impossible to predict, but could be substantial.
Other market disruption events include pandemic spread of viruses, such as the novel coronavirus known as COVID-19, which have caused significant uncertainty, market volatility, decreased economic and other activity,
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increased government activity, including economic stimulus measures, and supply chain disruptions, and may adversely affect the fund and its investments.
In addition, markets are becoming increasingly susceptible to disruption events resulting from the use of new and emerging technologies to engage in cyber-attacks or to take over the websites and/or social media accounts of companies, governmental entities or public officials, or to otherwise pose as or impersonate such, which then may be used to disseminate false or misleading information that can cause volatility in financial markets or for the securities of a particular company, group of companies, industry or other class of assets.
Adverse market conditions or particular market disruptions, such as those discussed above, may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
Real estate sector risk. The fund’s assets will be concentrated in the real estate sector, which means the fund will be more affected by the performance of the real estate sector than a fund that was not concentrated.
Adverse economic, business or political developments affecting real estate could have a major effect on the value of the fund’s investments. Investing in real estate securities (which include REITs) may subject the fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in property taxes, operating costs or insurance costs, lack of availability of insurance coverage, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, extreme weather or natural disasters, regulatory limitations on rent and fluctuations in rental income. Changes in interest rates may also affect the value of the fund’s investment in real estate securities. Certain real estate securities have a relatively small market capitalization, which may tend to increase the volatility of the market price of these securities. Real estate securities are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. Real estate securities are also subject to heavy cash flow dependency and defaults by borrowers. Political or regulatory pressures may restrict the eviction of real estate tenants in default. Highly leveraged real estate companies are particularly vulnerable to the effects of rising interest rates and/or an economic downturn.
REITs pool investors’ funds for investment primarily in income producing real estate or real estate loans or interests. A US REIT is not subject to US federal income tax income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year. Non-US REITs may be subject to a similar tax regime under the tax laws of the jurisdictions in which such non-US REITs are organized. These distribution requirements may result in a REIT having insufficient capital for future expenditures. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs; only Equity REITs are eligible for inclusion in the Underlying Index.
Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. The fund will not invest in real estate directly, but only in securities issued by real estate companies. However, the fund may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks) because of its policy of concentration in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants and changes in interest rates. Investments in REITs may subject fund shareholders to duplicate management and administrative fees.
In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts. Further, Equity REITs are dependent upon management skills and generally may not be diversified. Equity REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, if applicable, Equity REITs could possibly fail to qualify for the beneficial tax treatment available to REITs under applicable tax law, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting investments.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments, as well as US and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the fund's foreign investments, prevent the fund from
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realizing the full value of its foreign investments or prevent the fund from selling foreign securities it holds. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. In addition, the fund may be limited in its ability to exercise its legal rights or enforce a counterparty's legal obligations in certain jurisdictions outside of the US. The foreign investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments. In addition, because non-US markets may be open on days when the fund does not price its shares, the value of the foreign securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Depositary receipt risk. Foreign investments in American Depositary Receipts and other depositary receipts may be less liquid than the underlying shares in their primary trading market. Certain of the depositary receipts in which the fund invests may be unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.
Emerging market securities risk. Investment in emerging markets subjects the fund to a greater risk of loss than investments in a developed market. This is due to, among other things, (i) greater market volatility, (ii) lower trading volume, (iii) political and economic instability, (iv) high levels of inflation, deflation or currency devaluation, (v) greater risk of market shut down, (vi) more governmental limitations on foreign investments and limitations on repatriation of invested capital than those typically found in a developed market, and (vii) the risk that companies may be held to lower disclosure, corporate governance, auditing and financial reporting standards than companies in more developed markets.
The financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility in the fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the US dollar.
Settlement practices for transactions in foreign markets, particularly in emerging markets, may differ from those in US markets. Such differences include delays beyond periods customary in the US and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement.” Failed settlements can result in losses to the fund. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Local agents are held only to the standards of care of their local markets.
Geographic focus risk. Focusing investments in a single country or few countries, or regions, involves increased political, regulatory and other risks. Market swings in such a targeted country, countries or regions are likely to have a greater effect on fund performance than they would in a more geographically diversified fund.
Risks related to investing in Japan. The growth of Japan’s economy has historically lagged behind that of its Asian neighbors and other major developed economies. The Japanese economy is heavily dependent on international trade and has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies and the economic conditions of its trading partners. Japan’s relations with its neighbors, particularly China, North Korea, South Korea and Russia, have at times been strained due to territorial disputes, historical animosities and defense concerns. Most recently, the Japanese government has shown concern over the increased nuclear and military activity by North Korea. Strained relations may cause uncertainty in the Japanese markets and adversely affect the overall Japanese economy in times of crisis. China has become an important trading partner with Japan, yet the countries’ political relationship has become strained. Should political tension increase, it could adversely affect the economy, especially the export sector, and destabilize the region as a whole. Japan is located in a part of the world that has historically been prone to natural disasters such as earthquakes, volcanoes and tsunamis and is economically sensitive to environmental events. Any such event could result in a significant adverse impact on the Japanese
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economy. Japan also remains heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the economy. Furthermore, Japanese corporations often engage in high levels of corporate leveraging, extensive cross-purchases of the securities of other corporations and are subject to a changing corporate governance structure. Japan may be subject to risks relating to political, economic and labor risks. Any of these risks, individually or in the aggregate, could adversely affect investments in the fund.
Historically, Japan has been subject to unpredictable national politics and may experience frequent political turnover. Future political developments may lead to changes in policy that might adversely affect the fund’s investments. In addition, the Japanese economy faces several concerns, including a financial system with large levels of nonperforming loans, over-leveraged corporate balance sheets, extensive cross-ownership by major corporations, a changing corporate governance structure, and large government deficits. The Japanese yen has fluctuated widely at times and any increase in its value may cause a decline in exports that could weaken the economy. Furthermore, Japan has an aging workforce. It is a labor market undergoing fundamental structural changes, as traditional lifetime employment clashes with the need for increased labor mobility, which may adversely affect Japan’s economic competitiveness.
Currency risk. Changes in currency exchange rates and the relative value of non-US currencies may affect the value of the fund’s investment and the value of your fund shares. Because the fund’s NAV is determined on the basis of the US dollar and the fund does not attempt to hedge against changes in the value of non-US currencies, investors may lose money if the foreign currency depreciates against the US dollar, even if the foreign currency value of the fund’s holdings in that market increases. Conversely, the dollar value of your investment in the fund may go up if the value of the foreign currency appreciates against the US dollar. The value of the US dollar measured against other currencies is influenced by a variety of factors. These factors include: interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, and global energy prices. Political instability, the possibility of government intervention and restrictive or opaque business and investment policies may also reduce the value of a country’s currency. Government monetary policies and the buying or selling of currency by a country’s government may also influence exchange rates. Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of an investment in the fund may also go up or down quickly and unpredictably and investors may lose money.
Small and medium-sized company risk. Small and medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small and medium-sized companies, since they lack the financial resources of larger companies. Small and medium-sized company stocks are typically less liquid than large company stocks.
Passive investing risk. Unlike a fund that is actively managed, in which portfolio management buys and sells securities based on research and analysis, the fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. Because the fund is designed to maintain a high level of exposure to the Underlying Index at all times, portfolio management generally will not buy or sell a security unless the security is added or removed, respectively, from the Underlying Index, and will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Index-related risk. The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. The Index Provider may cease publication of the Underlying Index or may terminate the license agreement allowing the fund to use the Underlying Index, either of which could have a material adverse effect on the fund. Market disruptions could cause delays in the Underlying Index’s reconstitution and rebalancing schedule. During any such delay, it is possible that the Underlying Index and, in turn, the fund will deviate from the Underlying Index’s stated methodology and therefore experience returns different than those that would have been achieved under a normal reconstitution and rebalancing schedule. Generally, the Index Provider does not provide any warranty, or accept any liability, with respect to the quality, accuracy or completeness of the Underlying Index or its related data, and does not guarantee that the Underlying Index will be in line with its stated methodology. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its stated methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. The Advisor may have limited ability to detect such errors and neither the Advisor nor its affiliates provide any warranty or guarantee against such errors. Therefore, the gains, losses or costs associated with the Index Provider’s errors will generally be borne by the fund and its shareholders.
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Index-related risk may be higher for a fund that tracks an index comprised of, or an index that includes, foreign securities, and in particular emerging markets securities, because regulatory and reporting requirements may differ from those in the US, resulting in a heightened risk of errors in the index data, index computation and/or index construction due to unreliable, out-dated or unavailable information.
Tracking error risk. The fund may be subject to tracking error, which is the divergence of the fund’s performance from that of the Underlying Index. The performance of the fund may diverge from that of the Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when reconstituting or rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure in order to track the Underlying Index. Moreover, the use of a representative sampling investment approach (i.e., investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index) may cause the fund’s return to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to government imposed legal restrictions or limitations, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other reasons. To the extent the fund calculates its net asset value based on fair value prices and the value of the Underlying Index is based on market prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. Tracking error risk may be heightened during times of increased market volatility or other unusual market conditions. For tax purposes, the fund may sell certain securities, and such sale may cause the fund to recognize a taxable gain or a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
The need to comply with the tax diversification and other requirements of the Internal Revenue Code of 1986, as amended, relating to regulated investment companies, may also impact the fund’s ability to replicate the performance of the Underlying Index. In addition, if the fund holds other instruments that are not included in the Underlying Index, the fund’s return may not correlate as well with the returns of the Underlying Index as would be the case if the fund purchased all the securities in the Underlying Index directly. Actions taken in response to proposed corporate actions could result in increased tracking error.
Tracking error risk may be higher for funds that track indices with significant weight in foreign issuers, and in particular emerging markets issuers, than funds that do not track such indices. The fund may also experience operational delays in establishing the necessary accounts and required regulatory approvals to trade, which may delay the fund's ability to hold securities.
For purposes of calculating the fund’s net asset value, the value of assets denominated in non-US currencies is converted into US dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers. This conversion may result in a difference between the prices used to calculate the fund’s net asset value and the prices used by the Underlying Index, which, in turn, could result in a difference between the fund’s performance and the performance of the Underlying Index.
Market price risk. Fund shares are listed for trading on the exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from the NAV during periods of market volatility. Differences between secondary market prices and the value of the fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities held by the fund at a particular time. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. In addition, there may be times when the market price and the value of the fund’s holdings vary significantly and you may pay more than the value of the fund’s holdings when buying shares on the secondary market, and you may receive less than the value of the fund’s holdings when you sell those shares. While the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or other market participants, or during periods of significant market volatility, may result in trading prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares
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through arbitrage opportunities, there is no guarantee that they will do so. If market makers exit the business or are unable to continue making markets in fund’s shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). The market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialist, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that shares may trade at a discount to the fund’s NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares. There are various methods by which investors can purchase and sell shares of the fund and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the fund.
In addition, the securities held by the fund may be traded in markets that close at a different time than the exchange on which the fund’s shares trade. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. More generally, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s market price. The bid-ask spread varies over time for shares of the fund based on the fund’s trading volume and market liquidity, and is generally lower if the fund has substantial trading volume and market liquidity, and higher if the fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The fund’s bid-ask spread may also be impacted by the liquidity of the underlying securities held by the fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities. If the markets for the fund’s portfolio securities experience decreased liquidity, the trading markets for the fund’s shares may also become less liquid with corresponding widening in the bid-ask spreads and differences between the market price and NAV of the fund’s shares. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund at NAV. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the exchange and may, therefore, have a material effect on the market price of the fund’s shares.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss or recognize a gain that may be distributed to shareholders as a taxable distribution. This may be magnified in circumstances where redemptions from the fund may be higher than normal.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods and the value determined for an investment may be materially different from the value realized upon such investment’s sale.
Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the fund’s net asset value.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. A delay in the recovery of loaned securities could interfere with the fund’s ability to vote proxies or settle transactions. Delayed settlement may limit the ability of the fund to reinvest the proceeds of a sale of securities or prevent the fund from selling securities at times that may be appropriate to track the Underlying Index. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities, or a decline in the value of any investments made with cash collateral or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the securities.
Derivatives risk. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Risks associated with derivatives may include the risk that the derivative is not well correlated with the underlying asset, security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling
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or unable to meet its obligation, which risk may be heightened in derivative transactions entered into “over-the-counter” (i.e., not on an exchange or contract market); and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund’s exposure to the market and magnify potential losses.
There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.
Futures risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return and the potential loss from futures can exceed the fund’s initial investment in such contracts.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers, index provider or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ or index provider’s assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers or index provider may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers or index provider could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, index provider, fund counterparties, issuers of securities held by the fund or other market participants.
Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of the fund’s service providers, index provider or counterparties, issuers of securities held by the fund or other market participants or data within them. In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data.
Cyber-attacks, disruptions, or failures may adversely affect the fund and its shareholders or cause reputational damage and subject the fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. In addition, cyber-attacks, disruptions, or failures involving a fund counterparty could affect such counterparty’s ability to meet its obligations to the fund, which may result in losses to the fund and its shareholders. Similar types of operational and technology risks are also present for issuers of securities held by the fund, which could have material adverse consequences for such issuers, and may cause the fund’s investments to lose value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.
For example, the fund relies on various sources to calculate its NAV. Therefore, the fund is subject to certain operational risks associated with reliance on third party service providers and data sources. NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of the fund’s NAV and/or
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the inability to calculate NAV over extended time periods. The fund may be unable to recover any losses associated with such failures.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as Authorized Participants (“APs”). Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described in the section of this Prospectus entitled “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Other Policies and Risks
While the previous pages describe the main points of the fund’s strategy and risks, there are a few other matters to know about:
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Each of the policies described herein, including the investment objective and 80% investment policies of the fund, constitutes a non-fundamental policy that may be changed by the Board without shareholder approval. The fund’s 80% investment policies require 60 days’ prior written notice to shareholders before it can be changed. Certain fundamental policies of the fund which can only be changed with shareholder approval are set forth in the SAI.
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Because the fund seeks to track its Underlying Index, the fund does not invest defensively and the fund will not invest in money market instruments or other short-term investments as part of a temporary defensive strategy to protect against potential market declines.
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The fund may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes.
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The fund may borrow money under a credit facility to the extent necessary for temporary or emergency purposes, including the funding of shareholder redemption requests, trade settlements, and as necessary to distribute to shareholders any income necessary to maintain the fund’s status as a regulated investment company (“RIC”).
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Secondary market trading in fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. If a trading halt or unanticipated early closing of a stock exchange occurs, a shareholder may be unable to purchase or sell shares of the fund. There can be no assurance that the requirements necessary to maintain the listing or trading of fund shares will continue to be met or will remain unchanged or that shares will trade with any volume, or at all, in any secondary market. As with all other exchange traded securities, shares may be sold short and may experience increased volatility and price decreases associated with such trading activity.
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From time to time a third party, the Advisor and/or its affiliates may invest in the fund and hold its investment for a specific period of time in order for the fund to achieve size or scale. There can be no assurance that any such entity would not redeem its investment or that the size of the fund would be maintained at such levels. In order to comply with applicable law, it is possible that the Advisor or its affiliates, to the extent they are invested in the fund, may be required to redeem some or all of their ownership interests in the fund prematurely or at an inopportune time.
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From time to time, the fund may have a concentration of shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the fund. For example, the fund may be used as an underlying investment for other registered investment companies.
Portfolio Holdings Information
A description of DBX ETF Trust’s (“Trust”) policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the fund’s SAI. The holdings of the fund can be found at Xtrackers.com. Fund fact sheets provide information regarding the fund’s top holdings and may be requested by calling 1-844-851-4255.
Who Manages and Oversees the Fund
The Investment Advisor
DBX Advisors LLC (“Advisor”), with headquarters at 875 Third Avenue, New York, NY 10022, is the investment advisor for the fund. Under the oversight of the Board, the Advisor makes the investment decisions, buys and sells securities for the fund.
The Advisor is an indirect, wholly-owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), a separate, publicly-listed financial services firm that is an indirect, majority-owned subsidiary of Deutsche Bank AG. Founded in 2010, the Advisor managed approximately $28.3 billion in 41 operational exchange-traded funds, as of August 31, 2025.
DWS represents the asset management activities conducted by DWS Group or any of its subsidiaries, including the Advisor and other affiliated investment advisors.
DWS is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that
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reaches the world’s major investment centers. This well- resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.
The Advisor may utilize the resources of its global investment platform to provide investment management services through branch offices or affiliates located outside the US. In some cases, the Advisor may also utilize its branch offices or affiliates located in the US or outside the US to perform certain services, such as trade execution, trade matching and settlement, or various administrative, back-office or other services. To the extent services are performed outside the US, such activity may be subject to both US and foreign regulation. It is possible that the jurisdiction in which the Advisor or its affiliate performs such services may impose restrictions or limitations on portfolio transactions that are different from, and in addition to, those in the US.
Management Fee. Under the Investment Advisory Agreement, the Advisor is responsible for substantially all expenses of the fund, including the cost of transfer agency, custody, fund administration, compensation paid to the Independent Board Members, legal, audit and other services, except for the fee payments to the Advisor under the Investment Advisory Agreement (also known as a “unitary advisory fee”), interest expense, acquired fund fees and expenses, taxes, brokerage expenses, distribution fees or expenses (if any), litigation expenses and other extraordinary expenses.
For its services to the fund, during the most recent fiscal year, the Advisor received aggregate unitary advisory fees at the following annual rates as a percentage of the fund’s average daily net assets.
Fund Name	Fee Paid
Xtrackers International Real Estate ETF	0.10%*
*
Reflecting the effect of expense limitations and/or fee waivers then in effect.
Effective August 13, 2024, the fund pays the Advisor a unitary advisory fee, calculated daily and paid monthly, at the annual rate of 0.10% of the fund's average daily net assets. Prior to August 13, 2024, the fund paid the Advisor a unitary advisory fee, calculated daily and paid monthly, at the annual rate of 0.12% of the fund's average daily net assets.
A discussion regarding the basis for the Board's approval of the fund’s Investment Advisory Agreement is contained in the most recent annual financial statements and other information report for the annual period ended May 31. For information on how to obtain this report and other fund reports, see the back cover.
Multi-Manager Structure. The Advisor and the Trust may rely on an exemptive order (the “Order”) from the SEC that permits the Advisor to enter into investment sub-advisory agreements with unaffiliated and affiliated subadvisors without obtaining shareholder approval. The Advisor, subject to the review and approval of the Board, selects subadvisors for the fund and supervises, monitors and evaluates the performance of the subadvisor.
The Order also permits the Advisor, subject to the approval of the Board, to replace subadvisors and amend investment subadvisory agreements, including fees, without shareholder approval whenever the Advisor and the Board believe such action will benefit the fund and its shareholders. The Advisor thus has the ultimate responsibility (subject to the ultimate oversight of the Board) to recommend the hiring and replacement of subadvisors as well as the discretion to terminate any subadvisor and reallocate the fund’s assets for management among any other subadvisor(s) and itself. This means that the Advisor is able to reduce the subadvisory fees and retain a larger portion of the management fee, or increase the subadvisory fees and retain a smaller portion of the management fee. Pursuant to the Order, the Advisor is not required to disclose its contractual fee arrangements with any subadvisor. The Advisor compensates the subadvisor out of its management fee.
Management
The following Portfolio Managers are jointly and primarily responsible for the day-to-day management of the fund. Each Portfolio Manager functions as a member of a portfolio management team.
Patrick Dwyer, Vice President of DBX Advisors LLC, Director and Senior Portfolio Engineer & Team Lead, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2016.
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Joined DWS in 2016 with 16 years of industry experience. Prior to joining DWS, he was the head of Northern Trust’s Equity Index, ETF, and Overlay portfolio management team in Chicago, managing portfolios for North American based clients. His time at Northern Trust included working in New York, Chicago, and in Hong Kong building a portfolio management desk. Prior to joining Northern Trust in 2003, he participated in the Deutsche Asset Management graduate training program. He rotated through the domestic fixed income and US structured equity fund management groups.
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Lead Equity Portfolio Manager, US Passive Equities: New York.
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BS in Finance, Rutgers University.
Shlomo Bassous, Vice President of DBX Advisors LLC, Director and Senior Portfolio Engineer, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2017.
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Joined DWS in 2017 with 13 years of industry experience. Prior to joining DWS, Mr. Bassous worked at Northern Trust where he filled a variety of operational functions supporting portfolio management. In 2010 he began managing equity portfolios on behalf of institutional clients across a variety of global benchmarks. Before joining Northern Trust in 2007, he worked at The Bank of New York Mellon and Morgan Stanley in a variety of roles supporting equity trading and portfolio management.
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Equity Portfolio Manager, US Passive Equities: New York.
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BS in Finance, Yeshiva University.
Ashif Shaikh, Vice President of DBX Advisors LLC, Vice President and Portfolio Engineer, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2022.
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Joined DWS in 2008 with six years of industry experience. Prior to joining DWS, Mr. Shaikh served in operations and technology roles at UBS and Prudential Financial.
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Portfolio Engineer, Xtrackers: New York.
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BS in Management Information Systems, New Jersey Institute of Technology; MBA, Rutgers University.
Daniel Park, Vice President of DBX Advisors LLC, Vice President and Portfolio Engineer, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2024.
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Joined DWS in 2014. Prior to managing the fund, he served as a Portfolio Manager on DWS’s Multi-Asset Solutions team.
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Portfolio Engineer, Xtrackers: New York.
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BA in Economics, University of Bonn; MSc in International Business, Maastricht University.
The fund’s Statement of Additional Information provides additional information about a portfolio manager’s investments in the fund, a description of the portfolio management compensation structure and information regarding other accounts managed.
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Investing in the Fund
Additional shareholder information, including how to buy and sell shares of the fund, is available free of charge by calling toll-free: 1-844-851-4255 or visiting our website at Xtrackers.com.
Buying and Selling Shares
Shares of the fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day at market prices like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the fund purchased on an exchange. Buying or selling fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of the fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the “spread” – that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the fund based on its trading volume and market liquidity, and is generally lower if the fund has a lot of trading volume and market liquidity and higher if the fund has little trading volume and market liquidity.
Shares of the fund may be acquired or redeemed directly from the fund only in Creation Units or multiples thereof, as discussed in the section of this Prospectus entitled “Creations and Redemptions.” Only an AP may engage in creation or redemption transactions directly with the fund. Once created, shares of the fund generally trade in the secondary market in amounts less than a Creation Unit.
The Board has evaluated the risks of market timing activities by the fund’s shareholders. The Board noted that shares of the fund can only be purchased and redeemed directly from the fund in Creation Units by APs and that the vast majority of trading in the fund’s shares occurs on the secondary market. Because the secondary market trades do not involve the fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the fund’s trading costs and the realization of capital gains. With regard to the purchase or redemption of
Creation Units directly with the fund, to the extent effected in-kind (i.e., for securities), such trades do not cause any of the harmful effects (as previously noted) that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, the Board noted that such trades could result in dilution to the fund and increased transaction costs, which could negatively impact the fund’s ability to achieve its investment objective. However, the Board noted that direct trading by APs is critical to ensuring that the fund’s shares trade at or close to NAV. In addition, the fund imposes both fixed and variable transaction fees on purchases and redemptions of fund shares to cover the custodial and other costs incurred by the fund in effecting trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the fund’s trading costs increase in those circumstances. Given this structure, the Board determined that with respect to the fund it is not necessary to adopt policies and procedures to detect and deter market timing of the fund’s shares.
Investments in the fund by other registered investment companies are subject to certain limitations imposed by the Investment Company Act of 1940, as amended (the “1940 Act”). Such registered investment companies may invest in the fund beyond the applicable limitations imposed by the 1940 Act pursuant to the terms and conditions of a rule enacted by the SEC, which includes a requirement that such registered investment companies enter into an agreement with the Trust.
Shares of the fund trade on the exchange and under the ticker symbol as shown in the table below.
Fund name	Ticker Symbol	Stock Exchange
Xtrackers International Real Estate ETF	HAUZ	NYSE Arca, Inc.
Book Entry
Shares of the fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the fund and is recognized as the owner of all shares for all purposes.
Prospectus October 1, 2025	22	Investing in the Fund

Investors owning shares of the fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices
The trading prices of the fund’s shares in the secondary market generally differ from the fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the fund. The quotations of certain fund holdings may not be updated during US trading hours if such holdings do not trade in the US. The fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.
Determination of Net Asset Value
The NAV of the fund is generally determined once daily Monday through Friday as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern Time) on each day that the NYSE is open for trading, provided that (a) any fund assets or liabilities denominated in currencies other than the US dollar are translated into US dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers (as detailed below) and (b) US fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. NAV is calculated by deducting all of the fund’s liabilities from the total value of its assets and dividing the result by the number of shares outstanding, rounding to the nearest cent. All valuations are subject to review by the Trust’s Board or its delegate.
The Trust’s Board has designated the Advisor as the valuation designee for the fund pursuant to Rule 2a-5 under the 1940 Act. The Advisor’s Pricing Committee typically values securities using readily available market quotations or prices supplied by independent pricing services (which are considered fair values under Rule 2a-5).
The Advisor has adopted and the Trust’s Board has approved fair valuation procedures for the fund. Under these fair valuation procedures, the Advisor provides methodologies for fair valuing securities when pricing service prices or market quotations are not readily available, including when a security’s value or a meaningful portion of the value of the fund’s portfolio is believed to have been materially affected by a significant event such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund’s value for a security is likely to be different from the last quoted market price or pricing service prices. Due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale. In addition, fair value pricing could result in a difference between the prices used to calculate the fund’s NAV and the prices used by the fund’s Underlying Index. This may adversely affect the fund’s ability to track its Underlying Index. With respect to securities that are primarily listed on foreign exchanges, the value of the fund’s portfolio securities may change on days when you will not be able to purchase or sell your shares.
Foreign currency exchange rates with respect to the fund’s non-US securities are generally determined as of 4:00 p.m., London time. Generally, trading in non-US securities, US government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of the fund are determined as of such earlier times. The value of the Underlying Index will not be calculated and disseminated intra-day. The value and return of the fund’s Underlying Index is calculated once each trading day by the Index Provider based on prices received from the international local markets. In addition the value of assets or liabilities denominated in non-US currencies will be converted into US dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers. Use of a rate different from the rate used by the Index Provider may adversely affect the fund’s ability to track its Underlying Index.
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Investing in the Fund

Creations and Redemptions
Prior to trading in the secondary market, shares of the fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof (“Creation Units”). The size of a Creation Unit will be subject to change. Each “creator” or AP (which must be a DTC participant) enters into an authorized participant agreement (“Authorized Participant Agreement”) with the fund's distributor, ALPS Distributors, Inc. (the “Distributor”), subject to acceptance by the Transfer Agent. Only an AP may create or redeem Creation Units. Creation Units generally are issued and redeemed in exchange for a specific basket of securities approximating the holdings of the fund and a designated amount of cash. The fund may pay out a portion of its redemption proceeds in cash rather than through the in-kind delivery of portfolio securities. Except when aggregated in Creation Units, shares are not redeemable by the fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the Authorized Participant Agreement.
Additional information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.
The fund intends to comply with the US federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (“1933 Act”). Further, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A under the 1933 Act, will not be able to receive fund securities that are restricted securities eligible for resale under Rule 144A.
Authorized Participants and the Continuous Offering of Shares
Because new shares may be created and issued on an ongoing basis, at any point during the life of the fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment”
within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Certain affiliates of the fund and the Advisor may purchase and resell fund shares pursuant to this Prospectus.
Transaction Fees
APs are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to a maximum of 2% for redemptions, including the standard redemption fee) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fee for the fund is set forth in the table below. The maximum redemption fee, as a percentage of the amount redeemed, is 2%.
Fund Name	Fee Paid
Xtrackers International Real Estate ETF(1)	$0
(1) Currently, the standard and maximum transaction fees for the creation or redemption of a Creation Unit of the fund are paid by the fund’s Advisor. As such, the standard and maximum transaction fees for the creation or redemption of a Creation Unit of the fund will be reduced from $5,400 to $0; however, the Advisor reserves the right to amend or discontinue this subsidy upon supplement to the fund’s prospectus.
If a purchase or redemption consists of a cash portion and the fund places a brokerage transaction to purchase portfolio securities with an AP (or an affiliated or unaffiliated broker-dealer that is engaged through the AP), the AP may be required, in its capacity as broker-dealer with respect to that transaction, to cover certain brokerage, tax, foreign exchange, execution, and price movement costs through an execution performance guarantee, as described in the SAI.
Dividends and Distributions
General Policies. Dividends from net investment income, if any, are generally declared and paid semi-annually by the fund. Distributions of net capital gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the fund’s status as a RIC or to avoid imposition of income or excise taxes on undistributed income or gains.
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Investing in the Fund

Dividends and other distributions on shares of the fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners as of the record date with proceeds received from the fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the fund purchased in the secondary market. Taxable dividend distributions will be subject to US federal income tax whether received in cash or reinvested in additional shares.
Taxes
As with any investment, you should consider how your investment in shares of the fund will be taxed. The US federal income tax information in this Prospectus is provided as general information only. You should consult your own tax professional about the tax consequences of an investment in shares of the fund.
Unless your investment in fund shares is made through a tax-exempt entity or tax-advantaged retirement account, such as an IRA, you need to be aware of the possible tax consequences when the fund makes distributions or you sell fund shares.
US Federal Income Taxes on Distributions
Distributions from the fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the fund’s net short-term capital gains, if any, are taxable to you as ordinary income for US federal income tax purposes. Distributions by the fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable for US federal income tax purposes to non-corporate shareholders as long-term capital gains, regardless of how long the shareholders have held such fund’s shares. Distributions by the fund qualified dividend income that it receives are taxable to non-corporate shareholders at long-term capital gain rates. The maximum individual US federal income rate applicable to “qualified dividend income” and long-term capital gains is 20%. As disclosed below, an additional 3.8% Medicare tax may also apply to certain non-corporate shareholders’ distributions from the fund.
A non-corporate shareholder may be eligible to treat qualified dividend income received by the fund as qualified dividend income when distributed to the non-corporate shareholder if the shareholder satisfies certain holding period and other requirements. Generally, qualified dividend income includes dividend income from taxable US corporations and qualified non-US corporations, provided that the fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. For this purpose, a qualified non-US corporation means any non-US corporation that is incorporated in a possession of the United States or eligible for benefits under a comprehensive income tax treaty with the United States which includes an exchange of information program or if the stock with respect to which the dividend was paid is readily tradable on an established United States security market. The term excludes a corporation that is a passive foreign investment company.
Dividends received by the fund from an entity that qualifies as a real estate investment trust for US federal income tax purposes (“US REIT”) generally are eligible for qualified dividend income treatment only to the extent the dividend distributions are made out of qualified dividend income received by such US REIT. It is expected that dividends received by the fund from US REITs and distributed to a shareholder generally will be taxable to the shareholder for US federal income tax purposes as ordinary income but may be eligible for a 20% qualified business income deduction by non-corporate shareholders if so reported by the fund and certain holding period and other requirements are satisfied.
For a dividend to be treated as qualified dividend income, the dividend must be received with respect to a share of stock held without being hedged by the fund, and to a share of the fund held without being hedged by the shareholder receiving the dividend, for 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date.
The fund's use of derivatives, if any, may affect the amount, timing and character of distributions to shareholders and, therefore, may increase the amount of taxes payable by shareholders.
In general, your distributions are treated for US federal income tax purposes as received in the year during which they are paid. Certain distributions actually paid in January, however, may be treated as received and paid on December 31 of the prior year.
Distributions in excess of the fund’s current and accumulated earnings and profits will, as to each shareholder, be treated for US federal income tax purposes as a tax-free return of capital to the extent of the shareholder’s basis in his, her or its shares of the fund, and generally as a capital gain thereafter. Because a return of capital distribution will reduce the shareholder’s cost basis in his, her or its
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Investing in the Fund

shares, a return of capital distribution may result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.
The previous discussion applies to beneficial owners of shares of the fund that are “United States persons” under the Internal Revenue Code of 1986, as amended, other than partnerships and other than investors that are subject to special tax treatment (such as financial institutions, real estate investment trusts, RICs and retirement plans), except as otherwise specifically provided herein. If you are neither a resident nor a citizen of the United States or if you are a non-US entity, the fund’s ordinary income dividends (including, in certain circumstances, distributions of net short-term capital gains) will generally be subject to a 30% US withholding tax, unless a lower treaty rate applies or unless such income is effectively connected to a US trade or business, provided that withholding tax will generally not apply to any gain or income recognized by a non-US shareholder in respect of any distributions of long-term capital gains or short term capital gains reported as such by the fund or upon the sale or other disposition of shares of the fund unless the non-US shareholder is an individual who is present in the United States for 183 days or more during the taxable year.
Dividends and interest received by the fund with respect to non-US securities may give rise to withholding and other taxes imposed by non-US countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the total value of the fund at the close of a year consists of non-US stocks or securities in non-US corporations, the fund may for US federal income tax purposes “pass through” to you certain non-US income taxes (including withholding taxes) paid by the fund. This means that you would be considered to have received as additional gross income your share of such non-US taxes, but you may, in such case, be entitled to either a corresponding tax deduction or credit in calculating your US federal income tax, subject in both cases to certain limitations.
If you are a resident or a citizen of the United States, by law, back-up withholding (currently at a rate of 24%) will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications or if you are otherwise subject to back-up withholding.
US Federal Income Tax when Shares are Sold
Currently, any capital gain or loss realized upon a sale of fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid (or treated as paid) with respect to such shares. Your ability to deduct capital losses may be limited.
Medicare Tax
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the fund and net gains from redemptions or other taxable dispositions of fund shares) of US individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
The foregoing discussion summarizes some of the consequences under current US federal income tax law of an investment in the fund. It is not a substitute for personal tax advice. You may also be subject to state, local and foreign taxation on fund distributions and sales of shares. Consult your personal tax advisor about the potential tax consequences of an investment in shares of the fund under all applicable tax laws.
Distribution
The Distributor distributes Creation Units for the fund on an agency basis. The Distributor does not maintain a secondary market in shares of the fund. The Distributor has no role in determining the policies of the fund or the securities that are purchased or sold by the fund. The Distributor’s principal address is 1290 Broadway, Suite 1000, Denver, Colorado 80203.
The Advisor and/or its affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries (“financial representatives”) in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares (“revenue sharing”). For example, the Advisor and/or its affiliates may compensate financial representatives for providing the fund with “shelf space” or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, fund “supermarket” platforms and other formal sales programs; granting the Advisor and/or its affiliates access to the financial representative’s sales force; granting the Advisor and/or its affiliates access to the financial representative’s conferences and meetings; assistance in training and educating the financial representative’s personnel; and obtaining other forms of marketing support.
The level of revenue sharing payments made to financial representatives may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial representative, the particular fund or fund
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Investing in the Fund

type or other measures as agreed to by the Advisor and/or its affiliates and the financial representatives or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor and/or its affiliates from time to time, may be substantial, and may be different for different financial representatives based on, for example, the nature of the services provided by the financial representative.
Receipt of, or the prospect of receiving, additional compensation may influence your financial representative’s recommendation of the fund. You should review your financial representative’s compensation disclosure and/or talk to your financial representative to obtain more information on how this compensation may have influenced your financial representative’s recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund’s Statement of Additional Information, which is available to you on request at no charge (see the back cover of this Prospectus for more information on how to request a copy of the Statement of Additional Information).
It is possible that broker-dealers that execute portfolio transactions for the fund will also sell shares of the fund to their customers. However, the Advisor will not consider the sale of fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor and/or its affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial representatives as described above.
Premium/Discount Information
Information regarding how often shares of the fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the fund can be found at Xtrackers.com (the website does not form a part of this prospectus).
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Investing in the Fund

Financial Highlights
The financial highlights are designed to help you understand recent financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the fund’s Annual Financial Statements and Other Information Report (see “For More Information” on the back cover).
Xtrackers International Real Estate ETF
	Years Ended May 31,
	2025	2024	2023	2022	2021
Selected Per Share Data
Net Asset Value, beginning of year	$21.14	$20.14	$24.67	$29.15	$22.85
Income (loss) from investment operations:
Net investment income (loss)(a)	0.77	0.80	0.80	0.92	0.92
Net realized and unrealized gain (loss)	1.30	0.97	(4.91)	(4.05)	6.28
Total from investment operations	2.07	1.77	(4.11)	(3.13)	7.20
Less distributions from:
Net investment income	(0.89)	(0.77)	(0.42)	(1.35)	(0.90)
Total from distributions	(0.89)	(0.77)	(0.42)	(1.35)	(0.90)
Net Asset Value, end of year	$22.32	$21.14	$20.14	$24.67	$29.15
Total Return (%)(b)	10.39	8.91	(16.76)	(11.26)	32.15
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of year ($ millions)	825	702	560	559	458
Ratio of expenses before fee waiver (%)	0.10	0.12	0.12	0.12	0.12
Ratio of expenses after fee waiver (%)	0.10	0.10	0.10	0.10	0.10
Ratio of net investment income (loss) (%)	3.64	3.86	3.70	3.38	3.55
Portfolio turnover rate (%)(c)	8	15	8	17	9
(a)
Based on average shares outstanding during the period.
(b)
Total Return would have been lower if certain expenses had not been reimbursed by the Advisor.
(c)
Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
Prospectus October 1, 2025	28	Financial Highlights

Appendix
Index Providers and Licenses
STOXX Ltd. (“STOXX”) is a provider of indexes and services to investors worldwide. STOXX is not affiliated with the Trust, the Advisor, Bank of New York Mellon, the Distributor or any of their respective affiliates.
The Advisor has entered into a license agreement with the Index Provider to use the Underlying Index. All license fees are paid by the Advisor out of its own resources and not the assets of the fund.
Disclaimers
The iSTOXX Developed and Emerging Markets ex USA PK VN Real Estate Index is the intellectual property (including registered trademarks) of STOXX Limited, Zug, Switzerland (“STOXX”), Deutsche Börse Group or their licensors, which is used under license. Xtrackers International Real Estate ETF is neither sponsored nor promoted, distributed or in any other manner supported by STOXX, Deutsche Börse Group or their licensors, research partners or data providers and STOXX, Deutsche Börse Group and their licensors, research partners or data providers do not give any warranty, and exclude any liability (whether in negligence or otherwise) with respect thereto generally or specifically in relation to any errors, omissions or interruptions in the Index or its data.
Shares of the fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the fund or any member of the public regarding the ability of the fund to track the total return performance of its Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index nor in the determination of the timing of, prices of, or quantities of shares of the fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the fund in connection with the administration, marketing or trading of the shares of the fund.
NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the fund as licensee, licensee’s customers and counterparties, owners of the shares of the fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
The Advisor does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and the Advisor shall have no liability for any errors, omissions or interruptions therein.
The Advisor makes no warranty, express or implied, to the owners of shares of the fund or to any other person or entity, as to results to be obtained by the fund from the use of the Underlying Index or any data included therein. The Advisor makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Advisor have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.
Prospectus October 1, 2025	29	Appendix

FOR MORE INFORMATION:
XTRACKERS.COM
1-844-851-4255
Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders and in Form N-CSR. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected fund performance during its last fiscal year. In Form N-CSR, you will find the fund's annual and semi-annual financial statements. Copies of the prospectus, SAI and recent shareholder and other fund reports, when available, can be found on our website at Xtrackers.com. For more information about the fund, you may request a copy of the SAI. The SAI provides detailed information about the fund and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.
If you have any questions about the Trust or shares of the fund or you wish to obtain the SAI or a shareholder or other fund report free of charge, please:
Call:	1-844-851-4255 (toll free) Monday through Friday 8:30 a.m. to 6:30 p.m. (Eastern time) E-mail: dbxquestions@list.db.com
Write:	DBX ETF Trust c/o ALPS Distributors, Inc. 1290 Broadway, Suite 1000 Denver, Colorado 80203
Information about the fund (including the SAI), reports and other information about the fund (such as fund financial statements) are available on our website at Xtrackers.com and on the EDGAR Database on the SEC’s website at sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov. The fund's recent shareholder reports and financial statements are also in the fund's annual and semi-annual filings with the SEC on Form N-CSR, which are available on the EDGAR Database on the SEC's website at sec.gov.
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
No person is authorized to give any information or to make any representations about the fund and their shares not contained in this prospectus and you should not rely on any other information. Read and keep the prospectus for future reference.

Investment Company Act File No.: 811-22487

(10/01/25) HAUZ-1

Prospectus
October 1, 2025

Xtrackers MSCI Emerging Markets Hedged Equity ETF
NYSE Arca, Inc.: DBEM

Xtrackers MSCI EAFE Hedged Equity ETF
NYSE Arca, Inc.: DBEF

Xtrackers MSCI Japan Hedged Equity ETF
NYSE Arca, Inc.: DBJP

Xtrackers MSCI Europe Hedged Equity ETF
NYSE Arca, Inc.: DBEU

Xtrackers MSCI All World ex US Hedged Equity ETF
NYSE Arca, Inc.: DBAW

Xtrackers MSCI EAFE High Dividend Yield Equity ETF
NYSE Arca, Inc.: HDEF

Xtrackers MSCI Eurozone Hedged Equity ETF
NYSE Arca, Inc.: DBEZ
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Your investment in a fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

Xtrackers MSCI Emerging Markets Hedged Equity ETF

Ticker: DBEM	Stock Exchange: NYSE Arca, Inc.
Investment Objective
The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI EM US Dollar Hedged Index.
Fees and Expenses
These are the fees and expenses that you will pay when you buy, hold and sell shares. You may also pay other fees, such as brokerage commissions and other fees to financial intermediaries on the purchase and sale of shares of the fund, which are not reflected in the table and example below.
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.65
Other Expenses[1]	0.01
Total annual fund operating expenses	0.66
(1)Other Expenses include interest expense of 0.01%.
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of shares of the fund. It also does not include the transaction fees on purchases and redemptions of Creation Units (defined herein), because those fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$67	$211	$368	$822
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 10% of the average value of its portfolio.
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI Emerging Markets (EM) US Dollar Hedged Index (the “Underlying Index”), which is designed to track emerging market performance while seeking to mitigate exposure to fluctuations between the value of the US dollar and the currencies of the countries included in the Underlying Index. The fund uses a full replication indexing strategy to seek to track the Underlying Index. As such, the fund invests directly in the component securities of the Underlying Index in substantially the same weightings in which they are represented in the Underlying Index. If it is not possible for the fund to acquire component securities due to limited availability or regulatory restrictions, the fund may use a representative sampling indexing strategy to seek to track the Underlying Index instead of a full replication indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield), and liquidity measures similar to those of the Underlying Index. The fund may or may not hold all of the securities in the Underlying Index when using a representative sampling indexing strategy. The fund will invest at least 80% of its total
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assets (but typically far more) in component securities (including depositary receipts in respect of such securities) of the Underlying Index. Due to regulatory changes, effective June 11, 2026, the fund will replace this 80% investment policy and related disclosures set forth in this prospectus. Specifically, effective June 11, 2026, under normal circumstances, the fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in component securities (including depositary receipts in respect of such securities) of the Underlying Index. Derivative instruments that provide exposure to the investments above or exposure to one or more market risk factors associated with such investments are included in the fund’s 80% investment policy, consistent with the fund’s investment policies and limitations with respect to investments in derivatives.
As of July 31, 2025, the Underlying Index consisted of 1,253 securities, with an average market capitalization of approximately $23.02 billion and a minimum market capitalization of approximately $1.83 billion, from issuers in the following countries (may reflect depository receipts or country of domicile): Australia, Brazil, Cayman Islands, Chile, China, Colombia, Czechia, Egypt, Greece, Hong Kong, Hungary, India, Indonesia, Kuwait, Luxembourg, Malaysia, Mexico, Netherlands, Peru, Philippines, Poland, Qatar, Romania, Saudi Arabia, South Africa, South Korea, Switzerland, Taiwan, Thailand, Turkey, United Arab Emirates and the United States. Under normal circumstances, the Underlying Index is rebalanced monthly. The fund changes its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to the fund’s schedule of portfolio changes.
The fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the equity securities of issuers from emerging markets countries and in instruments designed to hedge against the fund’s exposure to non-US currencies.
Emerging market countries are countries that are generally considered to be less economically mature than developed nations. As of July 31, 2025, a significant percentage of the Underlying Index was comprised of securities of issuers from China, Taiwan and India.
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of July 31, 2025, a significant percentage of the Underlying Index was comprised of issuers in the information technology and financials sectors. The fund’s exposure to particular sectors or countries may change over time to correspond to changes in the Underlying Index.
The fund may become “non-diversified,” as defined under the Investment Company Act of 1940, as amended, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. Shareholder approval will not be sought when the fund crosses from diversified to non-diversified status under such circumstances.
The fund or securities referred to herein are not sponsored, endorsed, issued, sold or promoted by MSCI (the “Index Provider”), and MSCI bears no liability with respect to the fund or securities or any index on which the fund or securities are based.
Derivatives. The fund may invest in derivatives, which are financial instruments whose performance is derived, at least in part, from the performance of an underlying asset, security or index. In particular, portfolio management may use deliverable or non-deliverable forward (“NDF”) currency to hedge the fund’s currency exposure.
Portfolio management may also use futures contracts, options on futures contracts and other types of derivatives in seeking performance that corresponds to the Underlying Index and will not use such instruments for speculative purposes. The amount of forward contracts in the fund is based on the aggregate exposure of the fund and Underlying Index to each non-US currency based on currency weights as of the beginning of each month.
Securities lending. The fund may lend securities (up to one-third of total assets) to approved institutions, such as registered broker-dealers, pooled investment vehicles, banks and other financial institutions. In connection with such loans, the fund receives liquid collateral in an amount that is based on the type and value of the securities being lent, with riskier securities generally requiring higher levels of collateral.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the section of this Prospectus entitled “Additional Information About Fund Strategies, Underlying Index Information and Risks” and in the Statement of Additional Information (“SAI”). An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the
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company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. High market volatility may also result from significant shifts in momentum of one or more specific stocks due to unusual increases or decreases in trading activity. Momentum can change quickly, and securities subject to shifts in momentum may be more volatile than the market as a whole and returns on such securities may drop precipitously. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Market disruption risk. Economies and financial markets throughout the world have become increasingly interconnected, which has increased the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. This includes reliance on global supply chains that are susceptible to disruptions resulting from, among other things, war and other armed conflicts, tariffs, extreme weather events, and natural disasters. Such supply chain disruptions can lead to, and have led to, economic and market disruptions that have far-reaching effects on financial markets worldwide. The value of the fund’s investments may be negatively affected by adverse changes in overall economic or market conditions, such as the level of economic activity and productivity, unemployment and labor force participation rates, inflation or deflation (and expectations for inflation or deflation), interest rates, demand and supply for particular products or resources including labor, debt levels and credit ratings, and trade policies, among other factors. Such adverse conditions may contribute to an overall economic contraction across entire economies or markets, which may negatively impact the profitability of issuers operating in those economies or markets. In addition, geopolitical and other globally interconnected occurrences, including war, terrorism, economic uncertainty or financial crises, contagion, tariffs and trade disputes, government debt crises (including defaults or downgrades) or uncertainty about government debt payments, government shutdowns, public health crises, natural disasters, supply chain disruptions, climate change and related events or conditions, have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Adverse market conditions or disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by adverse market conditions or a particular market disruption, the duration and effects may not be the same for all types of assets.
Current military and other armed conflicts in various geographic regions, including those in Europe and the Middle East, can lead to, and have led to, economic and market disruptions, which may not be limited to the geographic region in which the conflict is occurring. Such conflicts can also result, and have resulted in some cases, in sanctions being levied by the United States, the European Union and/or other countries against countries or other actors involved in the conflict. In addition, such conflicts and related sanctions can adversely affect regional and global energy, commodities, financial and other markets and thus could affect the value of the fund's investments. The extent and duration of any military conflict, related sanctions and resulting economic and market disruptions are impossible to predict, but could be substantial.
Other market disruption events include pandemic spread of viruses, such as the novel coronavirus known as COVID-19, which have caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions, and may adversely affect the fund and its investments.
In addition, markets are becoming increasingly susceptible to disruption events resulting from the use of new and emerging technologies to engage in cyber-attacks or to take over the websites and/or social media accounts of companies, governmental entities or public officials, or to otherwise pose as or impersonate such, which then may be used to disseminate false or misleading information that can cause volatility in financial markets or for the securities of a particular company, group of companies, industry or other class of assets.
Adverse market conditions or particular market disruptions, such as those discussed above, may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments, as well as US and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the fund's foreign investments, prevent the fund from realizing the full value of its foreign investments or prevent the fund from selling foreign securities it holds. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in
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currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. In addition, the fund may be limited in its ability to exercise its legal rights or enforce a counterparty's legal obligations in certain jurisdictions outside of the US. The foreign investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments. In addition, because non-US markets may be open on days when the fund does not price its shares, the value of the foreign securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Depositary receipt risk. Depositary receipts involve similar risks to those associated with investments in securities of non-US issuers. Depositary receipts also may be less liquid than the underlying shares in their primary trading market. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.
Emerging market securities risk. The securities of issuers located in emerging markets tend to be more volatile and less liquid than securities of issuers located in more mature economies, and emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of issuers located or doing substantial business in emerging markets are often subject to rapid and large changes in price.
Small and medium-sized company risk. Small and medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small and medium-sized companies, since they lack the financial resources of larger companies. Small and medium-sized company stocks are typically less liquid than large company stocks.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance. The fund may become more focused in particular industries, asset classes or sectors of the economy as a result of changes in the valuation of the fund’s investments or fluctuations in the fund’s assets, and the fund is not required to reduce such exposures under these circumstances.
Information technology sector risk. To the extent that the fund invests significantly in the information technology sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the information technology sector. Information technology companies are particularly vulnerable to government regulation and policies and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies also face competition for services of qualified personnel. Additionally, the products of information technology companies may face obsolescence due to rapid technological development and frequent new product introduction by competitors. Finally, information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.
Financials sector risk. To the extent that the fund invests significantly in the financials sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the financials sector. The financials sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition.
Derivatives risk. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Risks associated with derivatives may include the risk that the derivative is not well correlated with the underlying asset, security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation, which risk may be heightened in derivative transactions entered into “over-the-counter” (i.e., not on an exchange or contract market); and
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the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund’s exposure to the market and magnify potential losses.
Forward currency contract risk. The fund’s forward currency contracts may not be successful in minimizing the impact of changes in the value of the non-US currencies against the US dollar. To the extent the fund’s forward currency contracts are not successful, the US dollar value of your investment in the fund may go down. Furthermore, because no changes in the currency weights in the Underlying Index are made during the month to account for changes in the Underlying Index due to price movement of securities, corporate events, additions, deletions or any other changes, changes in the value of non-US currencies against the US dollar during the month may affect the value of the fund’s investment. Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of an investment in the fund may also go up or down quickly and unpredictably and investors may lose money. NDFs may be less liquid than deliverable forward currency contracts. A lack of liquidity in NDFs of the hedged currency could adversely affect the fund’s ability to hedge against currency fluctuations and properly track the Underlying Index.
Futures risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return and the potential loss from futures can exceed the fund’s initial investment in such contracts.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Passive investing risk. Unlike a fund that is actively managed, in which portfolio management buys and sells securities based on research and analysis, the fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. Because the fund is designed to maintain a high level of exposure to the Underlying Index at all times, portfolio management generally will not buy or sell a security unless the security is added or removed, respectively, from the Underlying Index, and will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Index-related risk. The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. The Index Provider may cease publication of the Underlying Index or may terminate the license agreement allowing the fund to use the Underlying Index, either of which could have a material adverse effect on the fund. Market disruptions could cause delays in the Underlying Index’s reconstitution and rebalancing schedule. During any such delay, it is possible that the Underlying Index and, in turn, the fund will deviate from the Underlying Index’s stated methodology and therefore experience returns different than those that would have been achieved under a normal reconstitution and rebalancing schedule. Generally, the Index Provider does not provide any warranty, or accept any liability, with respect to the quality, accuracy or completeness of the Underlying Index or its related data, and does not guarantee that the Underlying Index will be in line with its stated methodology. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its stated methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. The Advisor may have limited ability to detect such errors and neither the Advisor nor its affiliates provide any warranty or guarantee against such errors. Therefore, the gains, losses or costs associated with the Index Provider’s errors will generally be borne by the fund and its shareholders.
Index-related risk may be higher for a fund that tracks an index comprised of, or an index that includes, foreign securities, and in particular emerging markets securities, because regulatory and reporting requirements may differ from those in the US, resulting in a heightened risk of errors in the index data, index computation and/or index construction due to unreliable, out-dated or unavailable information.
Tracking error risk. The fund may be subject to tracking error, which is the divergence of the fund’s performance from that of the Underlying Index. The performance of the fund may diverge from that of the Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when reconstituting or rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset
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by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure in order to track the Underlying Index. Moreover, the use of a representative sampling investment approach (i.e., investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index) may cause the fund’s return to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to government imposed legal restrictions or limitations, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other reasons. To the extent the fund calculates its net asset value based on fair value prices and the value of the Underlying Index is based on market prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. Tracking error risk may be heightened during times of increased market volatility or other unusual market conditions. For tax purposes, the fund may sell certain securities, and such sale may cause the fund to recognize a taxable gain or a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
Tracking error risk may be higher for funds that track indices with significant weight in foreign issuers, and in particular emerging markets issuers, than funds that do not track such indices. The fund may also experience operational delays in establishing the necessary accounts and required regulatory approvals to trade, which may delay the fund's ability to hold securities.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from the NAV during periods of market volatility. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units (defined below), the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. If market makers exit the business or are unable to continue making markets in fund shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or other market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by the fund may be traded in markets that close at a different time than the exchange on which the fund’s shares trade. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. If the markets for the fund’s portfolio securities experience decreased liquidity, the trading markets for the fund’s shares may also become less liquid with corresponding widening in the bid-ask spreads and differences between the market price and NAV of the fund’s shares. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s market price. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund at NAV.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss or recognize a gain that may be distributed to shareholders as a taxable distribution. This may be magnified in circumstances where redemptions from the fund may be higher than normal.
Geographic focus risk. Focusing investments in a single country or few countries, or regions, involves increased political, regulatory and other risks. Market swings in such a targeted country, countries or regions are likely to have a greater effect on fund performance than they would in a more geographically diversified fund.
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Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers, index provider or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ or index provider’s assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers or index provider may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers or index provider could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, index provider, fund counterparties, issuers of securities held by the fund or other market participants.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as Authorized Participants (“APs”). Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described in the section of this Prospectus entitled “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Non-diversification risk. At any given time, due to the composition of the Underlying Index, the fund may be classified as “non-diversified” under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. A delay in the recovery of loaned securities could interfere with the fund’s ability to vote proxies or settle transactions. Delayed settlement may limit the ability of the fund to reinvest the proceeds of a sale of securities or prevent the fund from selling securities at times that may be appropriate to track the Underlying Index. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities, or a decline in the value of any investments made with cash collateral or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the securities.
Risks related to investing in Asia. Investment in securities of issuers in Asia involves risks and special considerations not typically associated with investment in the US securities markets. Certain Asian economies have experienced high inflation, high unemployment, currency devaluations and restrictions, and over-extension of credit. Many Asian economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained. In past economic crises, many of the export-driven Asian economies experienced the effects of the economic slowdown in the United States and Europe, and certain Asian governments implemented stimulus plans, low-rate monetary policies and currency devaluations. Economic events in any one Asian country may have a significant economic effect on the entire Asian region, as well as on major trading partners outside Asia. Any adverse event in the Asian markets may have a significant adverse effect on some or all of the economies of Asian countries in which the fund invests. Many Asian countries are subject to political risk, including corruption and regional conflict with neighboring countries. In addition, many Asian countries are subject to social and labor risks associated with demands for improved political, economic and social conditions.
Special risk considerations of investing in China. Investing in securities of Chinese issuers involves certain risks and considerations not typically associated with investing in securities of US issuers, including, among others, (i) more frequent (and potentially widespread) trading suspensions and government interventions with respect to Chinese issuers, resulting in lack of liquidity and in price volatility, (ii) currency revaluations and other currency exchange rate fluctuations or blockage, (iii) the
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nature and extent of intervention by the Chinese government in the Chinese securities markets (including both direct and indirect market stabilization efforts, which may affect valuations of Chinese issuers), whether such intervention will continue and the impact of such intervention or its discontinuation, (iv) the risk of nationalization or expropriation of assets, (v) the risk that the Chinese government may decide not to continue to support economic reform programs, (vi) limitations on the use of brokers (or action by the Chinese government that discourages brokers from serving international clients), (vii) higher rates of inflation, (viii) greater political, economic and social uncertainty, (ix) higher market volatility caused by any potential regional territorial conflicts or natural disasters, (x) the risk of increased trade tariffs, embargoes and other trade or regulatory limitations, (xi) restrictions on foreign ownership, which require US investors to invest in offshore special purpose companies to obtain indirect exposure to Chinese issuers, (xii) custody risks associated with investing through Stock Connect, a QFI or other programs to access the Chinese securities markets, (xiii) market regulations which may affect the ability of certain stockholders to sell Chinese securities when it would otherwise be advisable, (xiv) different and less stringent financial reporting standards, and (xv) increased political pressure from the US and other countries to restrict the ability of investors outside China to invest in Chinese issuers.
The willingness of the Chinese government to support the Chinese and Hong Kong economies and markets is uncertain and changes in government policy could significantly affect the markets in both China and Hong Kong. In addition, Taiwan's geographic proximity and history of political contention with China have resulted in ongoing tensions between the two countries and those tensions have increased in recent years. Increased tensions or conflict (whether actual or threatened) between Taiwan and China, including if China were to attempt unification of Taiwan by force, may significantly disrupt the Chinese and global markets and economies around the world, including the global semiconductor market given Taiwan's pivotal role in that market, and could have an adverse effect on an investment in China.
Changes to political and economic relationships, including recent trade and policy disputes and strained international relations, between China and other countries could have an adverse effect on an investment in China. Increasing tensions between China and its trading partners, including the US, have resulted in tariffs and other limitations, and may in the future result in additional measures or actions. US investment restrictions could preclude a fund from investing in certain Chinese issuers. For example, the PRC is currently designated as a “foreign adversary” for certain purposes under US law and, as a result, certain restrictions may apply to transactions involving Chinese information communications technology and services. Continued hostility and the potential for future political or economic disturbances between China and the US may have an adverse impact on the values of investments in China, the US and/or other countries. If the political climate between the US and China does not improve or deteriorates or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the fund's assets may go down.
From time to time China has experienced outbreaks of infectious illnesses, such as the novel coronavirus known as COVID-19, and the country may be subject to other infectious illnesses, diseases or other public health emergencies in the future. Any public health emergency could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy, which in turn could adversely affect the fund’s investments. These risks may be heightened to the extent China pursues a “zero COVID” or similar strategy that attempts to eradicate the incidence of a disease for extended periods, thus leading to shutdowns or other interventions which affect the Chinese and/or global economy for periods beyond that which might be caused by the public health policies of other countries.
Past Performance
The bar chart and table below provide some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compare with those of the Underlying Index and a required broad-based securities market index.The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available on the fund’s website at Xtrackers.com (the website does not form a part of this prospectus).
CALENDAR YEAR TOTAL RETURNS(%)

	Returns	Period ending
Best Quarter	16.52%	June 30, 2020
Worst Quarter	-18.72%	March 31, 2020
Year-to-Date	10.26%	June 30, 2025
Average Annual Total Returns
(For periods ended 12/31/2024 expressed as a %)
All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own
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actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold shares of the fund in tax-deferred accounts such as individual retirement accounts (“IRAs”) or employee-sponsored retirement plans.
	Inception Date	1 Year	5 Years	10 Years
Returns before tax	6/9/2011	12.23	3.45	3.99
After tax on distribu- tions		11.12	2.82	3.44
After tax on distribu- tions and sale of fund shares		7.23	2.55	3.08
MSCI EM US Dollar Hedged Index (reflects no deductions for fees, expenses or taxes)		13.29	4.26	5.13
MSCI Emerging Markets Index (reflects no deduc- tions for fees, expenses or taxes)		7.50	1.70	3.64
Management
Investment Advisor
DBX Advisors LLC
Portfolio Managers
Patrick Dwyer, Vice President of DBX Advisors LLC, Director and Senior Portfolio Engineer & Team Lead, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2016.
Shlomo Bassous, Vice President of DBX Advisors LLC, Director and Senior Portfolio Engineer, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2017.
Ashif Shaikh, Vice President of DBX Advisors LLC, Vice President and Portfolio Engineer, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2022.
Daniel Park, Vice President of DBX Advisors LLC, Vice President and Portfolio Engineer, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2024.
Purchase and Sale of Fund Shares
The fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual fund shares may only be purchased and sold through a brokerage firm. The price of fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to
APs who have entered into agreements with ALPS Distributors, Inc., the fund’s distributor. You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) when buying or selling shares (the “bid-ask spread”). Information on the fund’s net asset value, market price, premiums and discounts and bid-ask spreads may be found at Xtrackers.com (the website does not form a part of this prospectus).
Tax Information
The fund's distributions are generally taxable to you as ordinary income or capital gains, except when you are tax-exempt or when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. Any withdrawals you make from such tax-advantaged investment plans, however, may be taxable to you.
Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Xtrackers MSCI EAFE Hedged Equity ETF

Ticker: DBEF	Stock Exchange: NYSE Arca, Inc.
Investment Objective
The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI EAFE US Dollar Hedged Index.
Fees and Expenses
These are the fees and expenses that you will pay when you buy, hold and sell shares. You may also pay other fees, such as brokerage commissions and other fees to financial intermediaries on the purchase and sale of shares of the fund, which are not reflected in the table and example below.
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.35
Other Expenses	None
Total annual fund operating expenses	0.35
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of shares of the fund. It also does not include the transaction fees on purchases and redemptions of Creation Units (defined herein), because those fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$36	$113	$197	$443
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 12% of the average value of its portfolio.
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI EAFE US Dollar Hedged Index (the “Underlying Index”), which is designed to track developed market performance while seeking to mitigate exposure to fluctuations between the value of the US dollar and the currencies of the countries included in the Underlying Index. The fund uses a full replication indexing strategy to seek to track the Underlying Index. As such, the fund invests directly in the component securities of the Underlying Index in substantially the same weightings in which they are represented in the Underlying Index. If it is not possible for the fund to acquire component securities due to limited availability or regulatory restrictions, the fund may use a representative sampling indexing strategy to seek to track the Underlying Index instead of a full replication indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield), and liquidity measures similar to those of the Underlying Index. The fund may or may not hold all of the securities in the Underlying Index when using a representative sampling indexing strategy. The fund will invest at least
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80% of its total assets (but typically far more) in component securities (including depositary receipts in respect of such securities) of the Underlying Index. Due to regulatory changes, effective June 11, 2026, the fund will replace this 80% investment policy and related disclosures set forth in this prospectus. Specifically, effective June 11, 2026, under normal circumstances, the fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in component securities (including depositary receipts in respect of such securities) of the Underlying Index. Derivative instruments that provide exposure to the investments above or exposure to one or more market risk factors associated with such investments are included in the fund’s 80% investment policy, consistent with the fund’s investment policies and limitations with respect to investments in derivatives.
As of July 31, 2025, the Underlying Index consisted of 719 securities, with an average market capitalization of approximately $34.47 billion and a minimum market capitalization of approximately $4.31 billion, from issuers in the following countries (may reflect depository receipts or country of domicile): Australia, Austria, Belgium, Brazil, Chile, China, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Jersey Channel Islands, Jordan, Luxembourg, Macau, Netherlands, New Zealand, Norway, Poland, Portugal, Singapore, South Korea, Spain, Sweden, Switzerland, United Kingdom and the United States. Under normal circumstances, the Underlying Index is rebalanced monthly. The fund changes its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to the fund’s schedule of portfolio changes.
The fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the equity securities of issuers from Europe, Australia and the Far East and in instruments designed to hedge against the fund’s exposure to non-US currencies. As of July 31, 2025, a significant percentage of the Underlying Index was comprised of securities of issuers from Japan.
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of July 31, 2025, a significant percentage of the Underlying Index was comprised of issuers in the financials and industrials sectors. The fund’s exposure to particular sectors or countries may change over time to correspond to changes in the Underlying Index.
The fund may become “non-diversified,” as defined under the Investment Company Act of 1940, as amended, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. Shareholder approval will not be sought when the fund crosses from diversified to non-diversified status under such circumstances.
The fund or securities referred to herein are not sponsored, endorsed, issued, sold or promoted by MSCI (the “Index Provider”), and MSCI bears no liability with respect to the fund or securities or any index on which the fund or securities are based.
Derivatives. The fund may invest in derivatives, which are financial instruments whose performance is derived, at least in part, from the performance of an underlying asset, security or index. In particular, portfolio management may use deliverable or non-deliverable forward (“NDF”) currency to hedge the fund’s currency exposure.
Portfolio management may also use futures contracts, options on futures contracts and other types of derivatives in seeking performance that corresponds to the Underlying Index and will not use such instruments for speculative purposes. The amount of forward contracts in the fund is based on the aggregate exposure of the fund and Underlying Index to each non-US currency based on currency weights as of the beginning of each month.
Securities lending. The fund may lend securities (up to one-third of total assets) to approved institutions, such as registered broker-dealers, pooled investment vehicles, banks and other financial institutions. In connection with such loans, the fund receives liquid collateral in an amount that is based on the type and value of the securities being lent, with riskier securities generally requiring higher levels of collateral.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the section of this Prospectus entitled “Additional Information About Fund Strategies, Underlying Index Information and Risks” and in the Statement of Additional Information (“SAI”). An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions
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taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. High market volatility may also result from significant shifts in momentum of one or more specific stocks due to unusual increases or decreases in trading activity. Momentum can change quickly, and securities subject to shifts in momentum may be more volatile than the market as a whole and returns on such securities may drop precipitously. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Market disruption risk. Economies and financial markets throughout the world have become increasingly interconnected, which has increased the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. This includes reliance on global supply chains that are susceptible to disruptions resulting from, among other things, war and other armed conflicts, tariffs, extreme weather events, and natural disasters. Such supply chain disruptions can lead to, and have led to, economic and market disruptions that have far-reaching effects on financial markets worldwide. The value of the fund’s investments may be negatively affected by adverse changes in overall economic or market conditions, such as the level of economic activity and productivity, unemployment and labor force participation rates, inflation or deflation (and expectations for inflation or deflation), interest rates, demand and supply for particular products or resources including labor, debt levels and credit ratings, and trade policies, among other factors. Such adverse conditions may contribute to an overall economic contraction across entire economies or markets, which may negatively impact the profitability of issuers operating in those economies or markets. In addition, geopolitical and other globally interconnected occurrences, including war, terrorism, economic uncertainty or financial crises, contagion, tariffs and trade disputes, government debt crises (including defaults or downgrades) or uncertainty about government debt payments, government shutdowns, public health crises, natural disasters, supply chain disruptions, climate change and related events or conditions, have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Adverse market conditions or disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by adverse market conditions or a particular market disruption, the duration and effects may not be the same for all types of assets.
Current military and other armed conflicts in various geographic regions, including those in Europe and the Middle East, can lead to, and have led to, economic and market disruptions, which may not be limited to the geographic region in which the conflict is occurring. Such conflicts can also result, and have resulted in some cases, in sanctions being levied by the United States, the European Union and/or other countries against countries or other actors involved in the conflict. In addition, such conflicts and related sanctions can adversely affect regional and global energy, commodities, financial and other markets and thus could affect the value of the fund's investments. The extent and duration of any military conflict, related sanctions and resulting economic and market disruptions are impossible to predict, but could be substantial.
Other market disruption events include pandemic spread of viruses, such as the novel coronavirus known as COVID-19, which have caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions, and may adversely affect the fund and its investments.
In addition, markets are becoming increasingly susceptible to disruption events resulting from the use of new and emerging technologies to engage in cyber-attacks or to take over the websites and/or social media accounts of companies, governmental entities or public officials, or to otherwise pose as or impersonate such, which then may be used to disseminate false or misleading information that can cause volatility in financial markets or for the securities of a particular company, group of companies, industry or other class of assets.
Adverse market conditions or particular market disruptions, such as those discussed above, may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments, as well as US and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the fund's foreign investments, prevent the fund from realizing the full value of its foreign investments or prevent the fund from selling foreign securities it holds. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. In addition, the fund may be limited
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in its ability to exercise its legal rights or enforce a counterparty's legal obligations in certain jurisdictions outside of the US. The foreign investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments. In addition, because non-US markets may be open on days when the fund does not price its shares, the value of the foreign securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Depositary receipt risk. Depositary receipts involve similar risks to those associated with investments in securities of non-US issuers. Depositary receipts also may be less liquid than the underlying shares in their primary trading market. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.
European investment risk. European financial markets have experienced volatility in recent years and have been adversely affected by concerns about economic downturns, credit rating downgrades, rising government debt level and possible default on or restructuring of government debt in several European countries. A default or debt restructuring by any European country would adversely impact holders of that country’s debt, and sellers of credit default swaps linked to that country’s creditworthiness. Most countries in Western Europe are members of the European Union (EU), which faces major issues involving its membership, structure, procedures and policies.
European countries are also significantly affected by fiscal and monetary controls implemented by the European Economic and Monetary Union (EMU), and it is possible that the timing and substance of these controls may not address the needs of all EMU member countries. Investing in euro-denominated securities also risks exposure to a currency that may not fully reflect the strengths and weaknesses of the disparate economies that comprise Europe. There is continued concern over member state-level support for the euro, which could lead to certain countries leaving the EMU, the implementation of currency controls, or potentially the dissolution of the euro. The dissolution of the euro could have significant negative effects on European financial markets.
Small and medium-sized company risk. Small and medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small and medium-sized companies, since they lack the financial resources of larger companies. Small and medium-sized company stocks are typically less liquid than large company stocks.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance. The fund may become more focused in particular industries, asset classes or sectors of the economy as a result of changes in the valuation of the fund’s investments or fluctuations in the fund’s assets, and the fund is not required to reduce such exposures under these circumstances.
Financials sector risk. To the extent that the fund invests significantly in the financials sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the financials sector. The financials sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition.
Industrials sector risk. To the extent that the fund invests significantly in the industrials sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the industrials sector. Companies in the industrials sector may be adversely affected by changes in government regulation, tariffs and trade policy, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.
Derivatives risk. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Risks associated with derivatives may include the risk that the derivative is not well correlated with the underlying asset, security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling
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or unable to meet its obligation, which risk may be heightened in derivative transactions entered into “over-the-counter” (i.e., not on an exchange or contract market); and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund’s exposure to the market and magnify potential losses.
Forward currency contract risk. The fund’s forward currency contracts may not be successful in minimizing the impact of changes in the value of the non-US currencies against the US dollar. To the extent the fund’s forward currency contracts are not successful, the US dollar value of your investment in the fund may go down. Furthermore, because no changes in the currency weights in the Underlying Index are made during the month to account for changes in the Underlying Index due to price movement of securities, corporate events, additions, deletions or any other changes, changes in the value of non-US currencies against the US dollar during the month may affect the value of the fund’s investment. Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of an investment in the fund may also go up or down quickly and unpredictably and investors may lose money. NDFs may be less liquid than deliverable forward currency contracts. A lack of liquidity in NDFs of the hedged currency could adversely affect the fund’s ability to hedge against currency fluctuations and properly track the Underlying Index.
Futures risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return and the potential loss from futures can exceed the fund’s initial investment in such contracts.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Passive investing risk. Unlike a fund that is actively managed, in which portfolio management buys and sells securities based on research and analysis, the fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. Because the fund is designed to maintain a high level of exposure to the Underlying Index at all times, portfolio management generally will not buy or sell a security unless the security is added or removed, respectively, from the Underlying
Index, and will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Index-related risk. The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. The Index Provider may cease publication of the Underlying Index or may terminate the license agreement allowing the fund to use the Underlying Index, either of which could have a material adverse effect on the fund. Market disruptions could cause delays in the Underlying Index’s reconstitution and rebalancing schedule. During any such delay, it is possible that the Underlying Index and, in turn, the fund will deviate from the Underlying Index’s stated methodology and therefore experience returns different than those that would have been achieved under a normal reconstitution and rebalancing schedule. Generally, the Index Provider does not provide any warranty, or accept any liability, with respect to the quality, accuracy or completeness of the Underlying Index or its related data, and does not guarantee that the Underlying Index will be in line with its stated methodology. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its stated methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. The Advisor may have limited ability to detect such errors and neither the Advisor nor its affiliates provide any warranty or guarantee against such errors. Therefore, the gains, losses or costs associated with the Index Provider’s errors will generally be borne by the fund and its shareholders.
Index-related risk may be higher for a fund that tracks an index comprised of, or an index that includes, foreign securities, and in particular emerging markets securities, because regulatory and reporting requirements may differ from those in the US, resulting in a heightened risk of errors in the index data, index computation and/or index construction due to unreliable, out-dated or unavailable information.
Tracking error risk. The fund may be subject to tracking error, which is the divergence of the fund’s performance from that of the Underlying Index. The performance of the fund may diverge from that of the Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when reconstituting or rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while
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such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure in order to track the Underlying Index. Moreover, the use of a representative sampling investment approach (i.e., investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index) may cause the fund’s return to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to government imposed legal restrictions or limitations, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other reasons. To the extent the fund calculates its net asset value based on fair value prices and the value of the Underlying Index is based on market prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. Tracking error risk may be heightened during times of increased market volatility or other unusual market conditions. For tax purposes, the fund may sell certain securities, and such sale may cause the fund to recognize a taxable gain or a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
Tracking error risk may be higher for funds that track indices with significant weight in foreign issuers than funds that do not track such indices. The fund may also experience operational delays in establishing the necessary accounts and required regulatory approvals to trade, which may delay the fund’s ability to hold securities.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from the NAV during periods of market volatility. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units (defined below), the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. If market makers exit the business or are unable to continue making markets in fund shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or other market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by the fund may be traded in markets that close at a different time than the exchange on which the fund’s shares trade. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. The bid-ask spread of the fund may be wider in comparison to the bid-ask spread of other ETFs, given the liquidity of the fund’s assets and the Underlying Index’s (and thus the fund’s) hedging strategy. If the markets for the fund’s portfolio securities experience decreased liquidity, the trading markets for the fund’s shares may also become less liquid with corresponding widening in the bid-ask spreads and differences between the market price and NAV of the fund’s shares. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s market price. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund at NAV.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss or recognize a gain that may be distributed to shareholders as a taxable distribution. This may be magnified in circumstances where redemptions from the fund may be higher than normal.
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Xtrackers MSCI EAFE Hedged Equity ETF

Geographic focus risk. Focusing investments in a single country or few countries, or regions, involves increased political, regulatory and other risks. Market swings in such a targeted country, countries or regions are likely to have a greater effect on fund performance than they would in a more geographically diversified fund.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers, index provider or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ or index provider’s assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers or index provider may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers or index provider could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, index provider, fund counterparties, issuers of securities held by the fund or other market participants.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as Authorized Participants (“APs”). Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described in the section of this Prospectus entitled “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Non-diversification risk. At any given time, due to the composition of the Underlying Index, the fund may be classified as “non-diversified” under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. A delay in the recovery of loaned securities could interfere with the fund’s ability to vote proxies or settle transactions. Delayed settlement may limit the ability of the fund to reinvest the proceeds of a sale of securities or prevent the fund from selling securities at times that may be appropriate to track the Underlying Index. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities, or a decline in the value of any investments made with cash collateral or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the securities.
Past Performance
The bar chart and table below provide some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compare with those of the Underlying Index and a required broad-based securities market index.The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available on the fund’s website at Xtrackers.com (the website does not form a part of this prospectus).
CALENDAR YEAR TOTAL RETURNS(%)

	Returns	Period ending
Best Quarter	12.95%	June 30, 2020
Worst Quarter	-19.97%	March 31, 2020
Year-to-Date	8.81%	June 30, 2025
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Average Annual Total Returns
(For periods ended 12/31/2024 expressed as a %)
All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold shares of the fund in tax-deferred accounts such as individual retirement accounts (“IRAs”) or employee-sponsored retirement plans.
	Inception Date	1 Year	5 Years	10 Years
Returns before tax	6/9/2011	13.95	9.65	8.71
After tax on distribu- tions		13.35	8.04	7.51
After tax on distribu- tions and sale of fund shares		8.25	7.06	6.67
MSCI EAFE US Dollar Hedged Index (reflects no deductions for fees, expenses or taxes)		14.14	9.84	8.98
MSCI EAFE Index (reflects no deductions for fees, expenses or taxes)		3.82	4.73	5.20
Management
Investment Advisor
DBX Advisors LLC
Portfolio Managers
Patrick Dwyer, Vice President of DBX Advisors LLC, Director and Senior Portfolio Engineer & Team Lead, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2016.
Shlomo Bassous, Vice President of DBX Advisors LLC, Director and Senior Portfolio Engineer, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2017.
Ashif Shaikh, Vice President of DBX Advisors LLC, Vice President and Portfolio Engineer, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2022.
Daniel Park, Vice President of DBX Advisors LLC, Vice President and Portfolio Engineer, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2024.
Purchase and Sale of Fund Shares
The fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual fund shares may only be purchased and sold through a brokerage firm. The price of fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The fund will only issue or redeem shares that have been aggregated into blocks of 200,000 shares or multiples thereof (“Creation Units”) to APs who have entered into agreements with ALPS Distributors, Inc., the fund’s distributor. You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) when buying or selling shares (the “bid-ask spread”). Information on the fund’s net asset value, market price, premiums and discounts and bid-ask spreads may be found at Xtrackers.com (the website does not form a part of this prospectus).
Tax Information
The fund's distributions are generally taxable to you as ordinary income or capital gains, except when you are tax-exempt or when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. Any withdrawals you make from such tax-advantaged investment plans, however, may be taxable to you.
Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Xtrackers MSCI EAFE Hedged Equity ETF

Xtrackers MSCI Japan Hedged Equity ETF

Ticker: DBJP	Stock Exchange: NYSE Arca, Inc.
Investment Objective
The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI Japan US Dollar Hedged Index.
Fees and Expenses
These are the fees and expenses that you will pay when you buy, hold and sell shares. You may also pay other fees, such as brokerage commissions and other fees to financial intermediaries on the purchase and sale of shares of the fund, which are not reflected in the table and example below.
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.45
Other Expenses	None
Total annual fund operating expenses	0.45
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of shares of the fund. It also does not include the transaction fees on purchases and redemptions of Creation Units (defined herein), because those fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$46	$144	$252	$567
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 17% of the average value of its portfolio.
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI Japan US Dollar Hedged Index (the “Underlying Index”), which is designed to track the performance of the Japanese equity market while seeking to mitigate exposure to fluctuations between the value of the US dollar and the Japanese yen. The fund uses a full replication indexing strategy to seek to track the Underlying Index. As such, the fund invests directly in the component securities of the Underlying Index in substantially the same weightings in which they are represented in the Underlying Index. If it is not possible for the fund to acquire component securities due to limited availability or regulatory restrictions, the fund may use a representative sampling indexing strategy to seek to track the Underlying Index instead of a full replication indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield), and liquidity measures similar to those of the Underlying Index. The fund may or may not hold all of the securities in the Underlying Index when using a representative sampling indexing strategy. The fund will invest at least 80% of its total assets (but typically far more) in component securities
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(including depositary receipts in respect of such securities) of the Underlying Index. Due to regulatory changes, effective June 11, 2026, the fund will replace this 80% investment policy and related disclosures set forth in this prospectus. Specifically, effective June 11, 2026, under normal circumstances, the fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in component securities (including depositary receipts in respect of such securities) of the Underlying Index. Derivative instruments that provide exposure to the investments above or exposure to one or more market risk factors associated with such investments are included in the fund’s 80% investment policy, consistent with the fund’s investment policies and limitations with respect to investments in derivatives.
As of July 31, 2025, the Underlying Index consisted of 185 securities, with an average market capitalization of approximately $28.03 billion and a minimum market capitalization of approximately $5.03 billion. Under normal circumstances, the Underlying Index is rebalanced monthly. The fund changes its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to the fund’s schedule of portfolio changes.
The fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the equity securities of Japanese issuers and in instruments designed to hedge against the fund’s exposure to the Japanese yen. As of July 31, 2025, the Underlying Index was solely comprised of securities of issuers from Japan.
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of July 31, 2025, a significant percentage of the Underlying Index was comprised of issuers in the industrials, consumer discretionary and financials sectors. The fund’s exposure to particular sectors may change over time to correspond to changes in the Underlying Index.
The fund may become “non-diversified,” as defined under the Investment Company Act of 1940, as amended, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. Shareholder approval will not be sought when the fund crosses from diversified to non-diversified status under such circumstances.
The fund or securities referred to herein are not sponsored, endorsed, issued, sold or promoted by MSCI (the “Index Provider”), and MSCI bears no liability with respect to the fund or securities or any index on which the fund or securities are based.
Derivatives. The fund may invest in derivatives, which are financial instruments whose performance is derived, at least in part, from the performance of an underlying asset, security or index. In particular, portfolio management may use deliverable or non-deliverable forward (“NDF”) currency to hedge the fund’s currency exposure.
Portfolio management may also use futures contracts, options on futures contracts and other types of derivatives in seeking performance that corresponds to the Underlying Index and will not use such instruments for speculative purposes. The amount of forward contracts in the fund is based on the aggregate exposure of the fund and Underlying Index to the Japanese yen based on currency weights as of the beginning of each month.
Securities lending. The fund may lend securities (up to one-third of total assets) to approved institutions, such as registered broker-dealers, pooled investment vehicles, banks and other financial institutions. In connection with such loans, the fund receives liquid collateral in an amount that is based on the type and value of the securities being lent, with riskier securities generally requiring higher levels of collateral.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the section of this Prospectus entitled “Additional Information About Fund Strategies, Underlying Index Information and Risks” and in the Statement of Additional Information (“SAI”). An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. High market volatility may also result from significant shifts in momentum of one or more specific stocks due to unusual increases or decreases in trading activity. Momentum can change quickly, and securities subject to shifts in momentum may be more volatile
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than the market as a whole and returns on such securities may drop precipitously. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Market disruption risk. Economies and financial markets throughout the world have become increasingly interconnected, which has increased the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. This includes reliance on global supply chains that are susceptible to disruptions resulting from, among other things, war and other armed conflicts, tariffs, extreme weather events, and natural disasters. Such supply chain disruptions can lead to, and have led to, economic and market disruptions that have far-reaching effects on financial markets worldwide. The value of the fund’s investments may be negatively affected by adverse changes in overall economic or market conditions, such as the level of economic activity and productivity, unemployment and labor force participation rates, inflation or deflation (and expectations for inflation or deflation), interest rates, demand and supply for particular products or resources including labor, debt levels and credit ratings, and trade policies, among other factors. Such adverse conditions may contribute to an overall economic contraction across entire economies or markets, which may negatively impact the profitability of issuers operating in those economies or markets. In addition, geopolitical and other globally interconnected occurrences, including war, terrorism, economic uncertainty or financial crises, contagion, tariffs and trade disputes, government debt crises (including defaults or downgrades) or uncertainty about government debt payments, government shutdowns, public health crises, natural disasters, supply chain disruptions, climate change and related events or conditions, have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Adverse market conditions or disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by adverse market conditions or a particular market disruption, the duration and effects may not be the same for all types of assets.
Current military and other armed conflicts in various geographic regions, including those in Europe and the Middle East, can lead to, and have led to, economic and market disruptions, which may not be limited to the geographic region in which the conflict is occurring. Such conflicts can also result, and have resulted in some cases, in sanctions being levied by the United States, the European Union and/or other countries against countries or other actors involved in the conflict. In addition, such conflicts and related sanctions can adversely affect regional and global energy, commodities, financial and other markets and thus could affect the value of the fund's investments. The extent and duration of any military conflict, related sanctions and resulting economic and market disruptions are impossible to predict, but could be substantial.
Other market disruption events include pandemic spread of viruses, such as the novel coronavirus known as COVID-19, which have caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions, and may adversely affect the fund and its investments.
In addition, markets are becoming increasingly susceptible to disruption events resulting from the use of new and emerging technologies to engage in cyber-attacks or to take over the websites and/or social media accounts of companies, governmental entities or public officials, or to otherwise pose as or impersonate such, which then may be used to disseminate false or misleading information that can cause volatility in financial markets or for the securities of a particular company, group of companies, industry or other class of assets.
Adverse market conditions or particular market disruptions, such as those discussed above, may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments, as well as US and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the fund's foreign investments, prevent the fund from realizing the full value of its foreign investments or prevent the fund from selling foreign securities it holds. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. In addition, the fund may be limited in its ability to exercise its legal rights or enforce a counterparty's legal obligations in certain jurisdictions outside of the US. The foreign investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
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Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments. In addition, because non-US markets may be open on days when the fund does not price its shares, the value of the foreign securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Depositary receipt risk. Depositary receipts involve similar risks to those associated with investments in securities of non-US issuers. Depositary receipts also may be less liquid than the underlying shares in their primary trading market. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.
Risks related to investing in Japan. The growth of Japan’s economy has historically lagged behind that of its Asian neighbors and other major developed economies. The Japanese economy is heavily dependent on international trade and has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies and the economic conditions of its trading partners. Japan’s relations with its neighbors, particularly China, North Korea, South Korea and Russia, have at times been strained due to territorial disputes, historical animosities and defense concerns. Most recently, the Japanese government has shown concern over the increased nuclear and military activity by North Korea. Strained relations may cause uncertainty in the Japanese markets and adversely affect the overall Japanese economy in times of crisis. China has become an important trading partner with Japan, yet the countries’ political relationship has become strained. Should political tension increase, it could adversely affect the economy, especially the export sector, and destabilize the region as a whole. Japan is located in a part of the world that has historically been prone to natural disasters such as earthquakes, volcanoes and tsunamis and is economically sensitive to environmental events. Any such event could result in a significant adverse impact on the Japanese economy. Japan also remains heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the economy. Furthermore, Japanese corporations often engage in high levels of corporate leveraging, extensive cross-purchases of the securities of other corporations and are subject to a changing corporate governance structure. Japan may be subject to risks relating to political, economic and labor risks. Any of these risks, individually or in the aggregate, could adversely affect investments in the fund.
Small and medium-sized company risk. Small and medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small and medium-sized companies, since they lack the financial resources of larger companies. Small and medium-sized company stocks are typically less liquid than large company stocks.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance. The fund may become more focused in particular industries, asset classes or sectors of the economy as a result of changes in the valuation of the fund’s investments or fluctuations in the fund’s assets, and the fund is not required to reduce such exposures under these circumstances.
Industrials sector risk. To the extent that the fund invests significantly in the industrials sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the industrials sector. Companies in the industrials sector may be adversely affected by changes in government regulation, tariffs and trade policy, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.
Consumer discretionary sector risk. To the extent that the fund invests significantly in the consumer discretionary sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the consumer discretionary sector. Companies engaged in the consumer discretionary sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, tariffs, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.
Financials sector risk. To the extent that the fund invests significantly in the financials sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the financials sector. The financials sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly
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affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition.
Derivatives risk. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Risks associated with derivatives may include the risk that the derivative is not well correlated with the underlying asset, security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation, which risk may be heightened in derivative transactions entered into “over-the-counter” (i.e., not on an exchange or contract market); and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund’s exposure to the market and magnify potential losses.
Forward currency contract risk. The fund’s forward currency contracts may not be successful in minimizing the impact of changes in the value of the non-US currencies against the US dollar. To the extent the fund’s forward currency contracts are not successful, the US dollar value of your investment in the fund may go down. Furthermore, because no changes in the currency weights in the Underlying Index are made during the month to account for changes in the Underlying Index due to price movement of securities, corporate events, additions, deletions or any other changes, changes in the value of non-US currencies against the US dollar during the month may affect the value of the fund’s investment. Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of an investment in the fund may also go up or down quickly and unpredictably and investors may lose money. NDFs may be less liquid than deliverable forward currency contracts. A lack of liquidity in NDFs of the hedged currency could adversely affect the fund’s ability to hedge against currency fluctuations and properly track the Underlying Index.
Futures risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return and the potential loss from futures can exceed the fund’s initial investment in such contracts.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Passive investing risk. Unlike a fund that is actively managed, in which portfolio management buys and sells securities based on research and analysis, the fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. Because the fund is designed to maintain a high level of exposure to the Underlying Index at all times, portfolio management generally will not buy or sell a security unless the security is added or removed, respectively, from the Underlying Index, and will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Index-related risk. The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. The Index Provider may cease publication of the Underlying Index or may terminate the license agreement allowing the fund to use the Underlying Index, either of which could have a material adverse effect on the fund. Market disruptions could cause delays in the Underlying Index’s reconstitution and rebalancing schedule. During any such delay, it is possible that the Underlying Index and, in turn, the fund will deviate from the Underlying Index’s stated methodology and therefore experience returns different than those that would have been achieved under a normal reconstitution and rebalancing schedule. Generally, the Index Provider does not provide any warranty, or accept any liability, with respect to the quality, accuracy or completeness of the Underlying Index or its related data, and does not guarantee that the Underlying Index will be in line with its stated methodology. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its stated methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. The Advisor may have limited ability to detect such errors and neither the Advisor nor its affiliates provide any warranty or guarantee against such errors. Therefore, the gains, losses or costs associated with the Index Provider’s errors will generally be borne by the fund and its shareholders.
Index-related risk may be higher for a fund that tracks an index comprised of, or an index that includes, foreign securities because regulatory and reporting requirements may differ from those in the US, resulting in a heightened risk of
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errors in the index data, index computation and/or index construction due to unreliable, outdated or unavailable information.
Tracking error risk. The fund may be subject to tracking error, which is the divergence of the fund’s performance from that of the Underlying Index. The performance of the fund may diverge from that of the Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when reconstituting or rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure in order to track the Underlying Index. Moreover, the use of a representative sampling investment approach (i.e., investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index) may cause the fund’s return to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to government imposed legal restrictions or limitations, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other reasons. To the extent the fund calculates its net asset value based on fair value prices and the value of the Underlying Index is based on market prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. Tracking error risk may be heightened during times of increased market volatility or other unusual market conditions. For tax purposes, the fund may sell certain securities, and such sale may cause the fund to recognize a taxable gain or a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
Tracking error risk may be higher for funds that track indices with significant weight in foreign issuers than funds that do not track such indices. The fund may also experience operational delays in establishing the necessary accounts and required regulatory approvals to trade, which may delay the fund’s ability to hold securities.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from the NAV during periods of market volatility. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units (defined below), the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. If market makers exit the business or are unable to continue making markets in fund shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or other market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by the fund may be traded in markets that close at a different time than the exchange on which the fund’s shares trade. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. The bid-ask spread of the fund may be wider in comparison to the bid-ask spread of other ETFs, given the liquidity of the fund’s assets and the Underlying Index’s (and thus the fund’s) hedging strategy. If the markets for the fund’s portfolio securities experience decreased liquidity, the trading markets for the fund’s shares may also become less liquid with corresponding widening in the bid-ask spreads and differences between the market price and NAV of the fund’s shares. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s market price. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund at NAV.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that
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trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss or recognize a gain that may be distributed to shareholders as a taxable distribution. This may be magnified in circumstances where redemptions from the fund may be higher than normal.
Country concentration risk. To the extent that the fund invests significantly in a single country, it is more likely to be impacted by events or conditions affecting that country. For example, political and economic conditions and changes in regulatory, tax or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the fund’s performance.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers, index provider or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ or index provider’s assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers or index provider may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers or index provider could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, index provider, fund counterparties, issuers of securities held by the fund or other market participants.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as Authorized Participants (“APs”). Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described in the section of this Prospectus entitled “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Non-diversification risk. At any given time, due to the composition of the Underlying Index, the fund may be classified as “non-diversified” under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. A delay in the recovery of loaned securities could interfere with the fund’s ability to vote proxies or settle transactions. Delayed settlement may limit the ability of the fund to reinvest the proceeds of a sale of securities or prevent the fund from selling securities at times that may be appropriate to track the Underlying Index. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities, or a decline in the value of any investments made with cash collateral or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the securities.
Past Performance
The bar chart and table below provide some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compare with those of the Underlying Index and a required broad-based securities market index.The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available on the fund’s website at Xtrackers.com (the website does not form a part of this prospectus).
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Xtrackers MSCI Japan Hedged Equity ETF

CALENDAR YEAR TOTAL RETURNS(%)

	Returns	Period ending
Best Quarter	19.94%	March 31, 2024
Worst Quarter	-17.02%	March 31, 2020
Year-to-Date	4.39%	June 30, 2025
Average Annual Total Returns
(For periods ended 12/31/2024 expressed as a %)
All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold shares of the fund in tax-deferred accounts such as individual retirement accounts (“IRAs”) or employee-sponsored retirement plans.
	Class Inception	1 Year	5 Years	10 Years
Returns before tax	6/9/2011	26.05	15.43	10.64
After tax on distribu- tions		24.59	14.40	9.75
After tax on distribu- tions and sale of fund shares		15.38	12.00	8.40
MSCI Japan US Dollar Hedged Index (reflects no deductions for fees, expenses or taxes)		26.66	16.00	11.23
MSCI Japan Index (reflects no deductions for fees, expenses ot taxes)		8.31	4.81	6.25
Management
Investment Advisor
DBX Advisors LLC
Portfolio Managers
Patrick Dwyer, Vice President of DBX Advisors LLC, Director and Senior Portfolio Engineer & Team Lead, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2016.
Shlomo Bassous, Vice President of DBX Advisors LLC, Director and Senior Portfolio Engineer, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2017.
Ashif Shaikh, Vice President of DBX Advisors LLC, Vice President and Portfolio Engineer, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2022.
Daniel Park, Vice President of DBX Advisors LLC, Vice President and Portfolio Engineer, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2024.
Purchase and Sale of Fund Shares
The fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual fund shares may only be purchased and sold through a brokerage firm. The price of fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to APs who have entered into agreements with ALPS Distributors, Inc., the fund’s distributor. You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) when buying or selling shares (the “bid-ask spread”). Information on the fund’s net asset value, market price, premiums and discounts and bid-ask spreads may be found at Xtrackers.com (the website does not form a part of this prospectus).
Tax Information
The fund's distributions are generally taxable to you as ordinary income or capital gains, except when you are tax-exempt or when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. Any withdrawals you make from such tax-advantaged investment plans, however, may be taxable to you.
Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing
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the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Xtrackers MSCI Europe Hedged Equity ETF

Ticker: DBEU	Stock Exchange: NYSE Arca, Inc.
Investment Objective
The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI Europe US Dollar Hedged Index.
Fees and Expenses
These are the fees and expenses that you will pay when you buy, hold and sell shares. You may also pay other fees, such as brokerage commissions and other fees to financial intermediaries on the purchase and sale of shares of the fund, which are not reflected in the table and example below.
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.45
Other Expenses	None
Total annual fund operating expenses	0.45
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of shares of the fund. It also does not include the transaction fees on purchases and redemptions of Creation Units (defined herein), because those fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$46	$144	$252	$567
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 10% of the average value of its portfolio.
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI Europe US Dollar Hedged Index (the “Underlying Index”), which is designed to track the performance of the developed markets in Europe, while seeking to mitigate exposure to fluctuations between the value of the US dollar and the currencies of the countries included in the Underlying Index. The fund uses a full replication indexing strategy to seek to track the Underlying Index. As such, the fund invests directly in the component securities of the Underlying Index in substantially the same weightings in which they are represented in the Underlying Index. If it is not possible for the fund to acquire component securities due to limited availability or regulatory restrictions, the fund may use a representative sampling indexing strategy to seek to track the Underlying Index instead of a full replication indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield), and liquidity measures similar to those of the Underlying Index. The fund may or may not hold all of the securities in the Underlying Index when using a representative sampling indexing strategy. The fund will invest at least 80% of its total
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assets (but typically far more) in component securities (including depositary receipts in respect of such securities) of the Underlying Index. Due to regulatory changes, effective June 11, 2026, the fund will replace this 80% investment policy and related disclosures set forth in this prospectus. Specifically, effective June 11, 2026, under normal circumstances, the fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in component securities (including depositary receipts in respect of such securities) of the Underlying Index. Derivative instruments that provide exposure to the investments above or exposure to one or more market risk factors associated with such investments are included in the fund’s 80% investment policy, consistent with the fund’s investment policies and limitations with respect to investments in derivatives.
As of July 31, 2025, the Underlying Index consisted of 414 securities, with an average market capitalization of approximately $39.66 billion and a minimum market capitalization of approximately $4.31 billion, from issuers in the following countries (may reflect country of domicile): Australia, Austria, Belgium, Brazil, Chile, China, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Jersey Channel Islands, Jordan, Luxembourg, Netherlands, Norway, Poland, Portugal, Singapore, South Korea, Spain, Sweden, Switzerland, the United Kingdom and the United States. Under normal circumstances, the Underlying Index is rebalanced monthly. The fund changes its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to the fund’s schedule of portfolio changes.
The fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the equity securities of issuers from Europe and in instruments designed to hedge against the fund’s exposure to non-US currencies. As of July 31, 2025, a significant percentage of the Underlying Index was comprised of securities of issuers from the United Kingdom, France and Germany.
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of July 31, 2025, a significant percentage of the Underlying Index was comprised of issuers in the financials and industrials sectors. The fund’s exposure to particular sectors or countries may change over time to correspond to changes in the Underlying Index.
The fund may become “non-diversified,” as defined under the Investment Company Act of 1940, as amended, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. Shareholder approval will not be sought when the fund crosses from diversified to non-diversified status under such circumstances.
The fund or securities referred to herein are not sponsored, endorsed, issued, sold or promoted by MSCI (the “Index Provider”), and MSCI bears no liability with respect to the fund or securities or any index on which the fund or securities are based.
Derivatives. The fund may invest in derivatives, which are financial instruments whose performance is derived, at least in part, from the performance of an underlying asset, security or index. In particular, portfolio management may use deliverable or non-deliverable forward (“NDF”) currency to hedge the fund’s currency exposure.
Portfolio management may also use futures contracts, options on futures contracts and other types of derivatives in seeking performance that corresponds to the Underlying Index and will not use such instruments for speculative purposes. The amount of forward contracts in the fund is based on the aggregate exposure of the fund and Underlying Index to each non-US currency based on currency weights as of the beginning of each month.
Securities lending. The fund may lend securities (up to one-third of total assets) to approved institutions, such as registered broker-dealers, pooled investment vehicles, banks and other financial institutions. In connection with such loans, the fund receives liquid collateral in an amount that is based on the type and value of the securities being lent, with riskier securities generally requiring higher levels of collateral.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the section of this Prospectus entitled “Additional Information About Fund Strategies, Underlying Index Information and Risks” and in the Statement of Additional Information (“SAI”). An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions
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taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. High market volatility may also result from significant shifts in momentum of one or more specific stocks due to unusual increases or decreases in trading activity. Momentum can change quickly, and securities subject to shifts in momentum may be more volatile than the market as a whole and returns on such securities may drop precipitously. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Market disruption risk. Economies and financial markets throughout the world have become increasingly interconnected, which has increased the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. This includes reliance on global supply chains that are susceptible to disruptions resulting from, among other things, war and other armed conflicts, tariffs, extreme weather events, and natural disasters. Such supply chain disruptions can lead to, and have led to, economic and market disruptions that have far-reaching effects on financial markets worldwide. The value of the fund’s investments may be negatively affected by adverse changes in overall economic or market conditions, such as the level of economic activity and productivity, unemployment and labor force participation rates, inflation or deflation (and expectations for inflation or deflation), interest rates, demand and supply for particular products or resources including labor, debt levels and credit ratings, and trade policies, among other factors. Such adverse conditions may contribute to an overall economic contraction across entire economies or markets, which may negatively impact the profitability of issuers operating in those economies or markets. In addition, geopolitical and other globally interconnected occurrences, including war, terrorism, economic uncertainty or financial crises, contagion, tariffs and trade disputes, government debt crises (including defaults or downgrades) or uncertainty about government debt payments, government shutdowns, public health crises, natural disasters, supply chain disruptions, climate change and related events or conditions, have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Adverse market conditions or disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by adverse market conditions or a particular market disruption, the duration and effects may not be the same for all types of assets.
Current military and other armed conflicts in various geographic regions, including those in Europe and the Middle East, can lead to, and have led to, economic and market disruptions, which may not be limited to the geographic region in which the conflict is occurring. Such conflicts can also result, and have resulted in some cases, in sanctions being levied by the United States, the European Union and/or other countries against countries or other actors involved in the conflict. In addition, such conflicts and related sanctions can adversely affect regional and global energy, commodities, financial and other markets and thus could affect the value of the fund's investments. The extent and duration of any military conflict, related sanctions and resulting economic and market disruptions are impossible to predict, but could be substantial.
Other market disruption events include pandemic spread of viruses, such as the novel coronavirus known as COVID-19, which have caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions, and may adversely affect the fund and its investments.
In addition, markets are becoming increasingly susceptible to disruption events resulting from the use of new and emerging technologies to engage in cyber-attacks or to take over the websites and/or social media accounts of companies, governmental entities or public officials, or to otherwise pose as or impersonate such, which then may be used to disseminate false or misleading information that can cause volatility in financial markets or for the securities of a particular company, group of companies, industry or other class of assets.
Adverse market conditions or particular market disruptions, such as those discussed above, may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments, as well as US and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the fund's foreign investments, prevent the fund from realizing the full value of its foreign investments or prevent the fund from selling foreign securities it holds. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. In addition, the fund may be limited
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in its ability to exercise its legal rights or enforce a counterparty's legal obligations in certain jurisdictions outside of the US. The foreign investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments. In addition, because non-US markets may be open on days when the fund does not price its shares, the value of the foreign securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Depositary receipt risk. Depositary receipts involve similar risks to those associated with investments in securities of non-US issuers. Depositary receipts also may be less liquid than the underlying shares in their primary trading market. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.
European investment risk. European financial markets have experienced volatility in recent years and have been adversely affected by concerns about economic downturns, credit rating downgrades, rising government debt level and possible default on or restructuring of government debt in several European countries. A default or debt restructuring by any European country would adversely impact holders of that country’s debt, and sellers of credit default swaps linked to that country’s creditworthiness. Most countries in Western Europe are members of the European Union (EU), which faces major issues involving its membership, structure, procedures and policies.
European countries are also significantly affected by fiscal and monetary controls implemented by the European Economic and Monetary Union (EMU), and it is possible that the timing and substance of these controls may not address the needs of all EMU member countries. Investing in euro-denominated securities also risks exposure to a currency that may not fully reflect the strengths and weaknesses of the disparate economies that comprise Europe. There is continued concern over member state-level support for the euro, which could lead to certain countries leaving the EMU, the implementation of currency controls, or potentially the dissolution of the euro. The dissolution of the euro could have significant negative effects on European financial markets.
Small and medium-sized company risk. Small and medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small and medium-sized companies, since they lack the financial resources of larger companies. Small and medium-sized company stocks are typically less liquid than large company stocks.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance. The fund may become more focused in particular industries, asset classes or sectors of the economy as a result of changes in the valuation of the fund’s investments or fluctuations in the fund’s assets, and the fund is not required to reduce such exposures under these circumstances.
Financials sector risk. To the extent that the fund invests significantly in the financials sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the financials sector. The financials sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition.
Industrials sector risk. To the extent that the fund invests significantly in the industrials sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the industrials sector. Companies in the industrials sector may be adversely affected by changes in government regulation, tariffs and trade policy, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.
Derivatives risk. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Risks associated with derivatives may include the risk that the derivative is not well correlated with the underlying asset, security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling
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or unable to meet its obligation, which risk may be heightened in derivative transactions entered into “over-the-counter” (i.e., not on an exchange or contract market); and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund’s exposure to the market and magnify potential losses.
Forward currency contract risk. The fund’s forward currency contracts may not be successful in minimizing the impact of changes in the value of the non-US currencies against the US dollar. To the extent the fund’s forward currency contracts are not successful, the US dollar value of your investment in the fund may go down. Furthermore, because no changes in the currency weights in the Underlying Index are made during the month to account for changes in the Underlying Index due to price movement of securities, corporate events, additions, deletions or any other changes, changes in the value of non-US currencies against the US dollar during the month may affect the value of the fund’s investment. Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of an investment in the fund may also go up or down quickly and unpredictably and investors may lose money. NDFs may be less liquid than deliverable forward currency contracts. A lack of liquidity in NDFs of the hedged currency could adversely affect the fund’s ability to hedge against currency fluctuations and properly track the Underlying Index.
Futures risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return and the potential loss from futures can exceed the fund’s initial investment in such contracts.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Passive investing risk. Unlike a fund that is actively managed, in which portfolio management buys and sells securities based on research and analysis, the fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. Because the fund is designed to maintain a high level of exposure to the Underlying Index at all times, portfolio management generally will not buy or sell a security unless the security is added or removed, respectively, from the Underlying
Index, and will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Index-related risk. The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. The Index Provider may cease publication of the Underlying Index or may terminate the license agreement allowing the fund to use the Underlying Index, either of which could have a material adverse effect on the fund. Market disruptions could cause delays in the Underlying Index’s reconstitution and rebalancing schedule. During any such delay, it is possible that the Underlying Index and, in turn, the fund will deviate from the Underlying Index’s stated methodology and therefore experience returns different than those that would have been achieved under a normal reconstitution and rebalancing schedule. Generally, the Index Provider does not provide any warranty, or accept any liability, with respect to the quality, accuracy or completeness of the Underlying Index or its related data, and does not guarantee that the Underlying Index will be in line with its stated methodology. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its stated methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. The Advisor may have limited ability to detect such errors and neither the Advisor nor its affiliates provide any warranty or guarantee against such errors. Therefore, the gains, losses or costs associated with the Index Provider’s errors will generally be borne by the fund and its shareholders.
Index-related risk may be higher for a fund that tracks an index comprised of, or an index that includes, foreign securities because regulatory and reporting requirements may differ from those in the US, resulting in a heightened risk of errors in the index data, index computation and/or index construction due to unreliable, outdated or unavailable information.
Tracking error risk. The fund may be subject to tracking error, which is the divergence of the fund’s performance from that of the Underlying Index. The performance of the fund may diverge from that of the Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when reconstituting or rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the
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Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure in order to track the Underlying Index. Moreover, the use of a representative sampling investment approach (i.e., investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index) may cause the fund’s return to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to government imposed legal restrictions or limitations, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other reasons. To the extent the fund calculates its net asset value based on fair value prices and the value of the Underlying Index is based on market prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. Tracking error risk may be heightened during times of increased market volatility or other unusual market conditions. For tax purposes, the fund may sell certain securities, and such sale may cause the fund to recognize a taxable gain or a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
Tracking error risk may be higher for funds that track indices with significant weight in foreign issuers than funds that do not track such indices. The fund may also experience operational delays in establishing the necessary accounts and required regulatory approvals to trade, which may delay the fund’s ability to hold securities.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from the NAV during periods of market volatility. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units (defined below), the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. If market makers exit the business or are unable to continue making markets in fund shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or other market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by the fund may be traded in markets that close at a different time than the exchange on which the fund’s shares trade. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. The bid-ask spread of the fund may be wider in comparison to the bid-ask spread of other ETFs, given the liquidity of the fund’s assets and the Underlying Index’s (and thus the fund’s) hedging strategy. If the markets for the fund’s portfolio securities experience decreased liquidity, the trading markets for the fund’s shares may also become less liquid with corresponding widening in the bid-ask spreads and differences between the market price and NAV of the fund’s shares. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s market price. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund at NAV.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss or recognize a gain that may be distributed to shareholders as a taxable distribution. This may be magnified in circumstances where redemptions from the fund may be higher than normal.
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Geographic focus risk. Focusing investments in a single country or few countries, or regions, involves increased political, regulatory and other risks. Market swings in such a targeted country, countries or regions are likely to have a greater effect on fund performance than they would in a more geographically diversified fund.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers, index provider or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ or index provider’s assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers or index provider may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers or index provider could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, index provider, fund counterparties, issuers of securities held by the fund or other market participants.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as Authorized Participants (“APs”). Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described in the section of this Prospectus entitled “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Non-diversification risk. At any given time, due to the composition of the Underlying Index, the fund may be classified as “non-diversified” under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. A delay in the recovery of loaned securities could interfere with the fund’s ability to vote proxies or settle transactions. Delayed settlement may limit the ability of the fund to reinvest the proceeds of a sale of securities or prevent the fund from selling securities at times that may be appropriate to track the Underlying Index. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities, or a decline in the value of any investments made with cash collateral or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the securities.
Past Performance
The bar chart and table below provide some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compare with those of the Underlying Index and a required broad-based securities market index.The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available on the fund’s website at Xtrackers.com (the website does not form a part of this prospectus).
CALENDAR YEAR TOTAL RETURNS(%)

	Returns	Period ending
Best Quarter	13.49%	June 30, 2020
Worst Quarter	-21.20%	March 31, 2020
Year-to-Date	10.10%	June 30, 2025
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Average Annual Total Returns
(For periods ended 12/31/2024 expressed as a %)
All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold shares of the fund in tax-deferred accounts such as individual retirement accounts (“IRAs”) or employee-sponsored retirement plans.
	Inception Date	1 Year	5 Years	10 Years
Returns before tax	10/1/2013	9.54	8.08	8.25
After tax on distribu- tions		9.51	7.46	7.25
After tax on distribu- tions and sale of fund shares		5.65	6.18	6.32
MSCI Europe US Dollar Hedged Index (reflects no deductions for fees, expenses or taxes)		9.73	8.24	8.51
MSCI Europe Index (reflects no deductions for fees, expenses or taxes)		1.79	4.90	4.79
Management
Investment Advisor
DBX Advisors LLC
Portfolio Managers
Patrick Dwyer, Vice President of DBX Advisors LLC, Director and Senior Portfolio Engineer & Team Lead, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2016.
Shlomo Bassous, Vice President of DBX Advisors LLC, Director and Senior Portfolio Engineer, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2017.
Ashif Shaikh, Vice President of DBX Advisors LLC, Vice President and Portfolio Engineer, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2022.
Daniel Park, Vice President of DBX Advisors LLC, Vice President and Portfolio Engineer, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2024.
Purchase and Sale of Fund Shares
The fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual fund shares may only be purchased and sold through a brokerage firm. The price of fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to APs who have entered into agreements with ALPS Distributors, Inc., the fund’s distributor. You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) when buying or selling shares (the “bid-ask spread”). Information on the fund’s net asset value, market price, premiums and discounts and bid-ask spreads may be found at Xtrackers.com (the website does not form a part of this prospectus).
Tax Information
The fund's distributions are generally taxable to you as ordinary income or capital gains, except when you are tax-exempt or when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. Any withdrawals you make from such tax-advantaged investment plans, however, may be taxable to you.
Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Xtrackers MSCI All World ex US Hedged Equity ETF

Ticker: DBAW	Stock Exchange: NYSE Arca, Inc.
Investment Objective
The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI ACWI ex USA US Dollar Hedged Index.
Fees and Expenses
These are the fees and expenses that you will pay when you buy, hold and sell shares. You may also pay other fees, such as brokerage commissions and other fees to financial intermediaries on the purchase and sale of shares of the fund, which are not reflected in the table and example below.
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.40
Other Expenses	None
Total annual fund operating expenses	0.40
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of shares of the fund. It also does not include the transaction fees on purchases and redemptions of Creation Units (defined herein), because those fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$41	$128	$224	$505
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 13% of the average value of its portfolio.
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI ACWI ex USA US Dollar Hedged Index (the “Underlying Index”), which is designed to track the performance of equity securities in developed and emerging stock markets (excluding the United States), while seeking to mitigate exposure to fluctuations between the value of the US dollar and the currencies of the countries included in the Underlying Index. The fund uses a full replication indexing strategy to seek to track the Underlying Index. As such, the fund invests directly in the component securities of the Underlying Index in substantially the same weightings in which they are represented in the Underlying Index. If it is not possible for the fund to acquire component securities due to limited availability or regulatory restrictions, the fund may use a representative sampling indexing strategy to seek to track the Underlying Index instead of a full replication indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield), and liquidity measures similar to those of the Underlying Index. The fund may or may not hold all of the securities in the Underlying Index when
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using a representative sampling indexing strategy. The fund will invest at least 80% of its total assets (but typically far more) in component securities (including depositary receipts in respect of such securities) of the Underlying Index. Due to regulatory changes, effective June 11, 2026, the fund will replace this 80% investment policy and related disclosures set forth in this prospectus. Specifically, effective June 11, 2026, under normal circumstances, the fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in component securities (including depositary receipts in respect of such securities) of the Underlying Index. Derivative instruments that provide exposure to the investments above or exposure to one or more market risk factors associated with such investments are included in the fund’s 80% investment policy, consistent with the fund’s investment policies and limitations with respect to investments in derivatives.
As of July 31, 2025, the Underlying Index consisted of 2,054 securities, with an average market capitalization of approximately $27.50 billion and a minimum market capitalization of approximately $1.83 billion, from issuers in the following countries (may reflect depository receipts or country of domicile): Australia, Austria, Belgium, Brazil, Chile, China, Colombia, Czechia, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Jersey Channel Islands, Jordan, Kuwait, Luxembourg, Macau, Malaysia, Mexico, Netherlands, New Zealand, Norway, Peru, Philippines, Poland, Portugal, Qatar, Romania, Saudi Arabia, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Arab Emirates, the United Kingdom, the United States and Zambia. Under normal circumstances, the Underlying Index is rebalanced monthly. The fund changes its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to the fund’s schedule of portfolio changes.
The fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the equity securities of issuers from countries other than the United States and in instruments designed to hedge against the fund’s exposure to non-US currencies.
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of July 31, 2025, a significant percentage of the Underlying Index was comprised of issuers in the financials and industrials sectors. The fund’s exposure to particular sectors or countries may change over time to correspond to changes in the Underlying Index.
The fund may become “non-diversified,” as defined under the Investment Company Act of 1940, as amended, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. Shareholder approval will not be sought when the fund crosses from diversified to non-diversified status under such circumstances.
The fund or securities referred to herein are not sponsored, endorsed, issued, sold or promoted by MSCI (the “Index Provider”), and MSCI bears no liability with respect to the fund or securities or any index on which the fund or securities are based.
Derivatives. The fund may invest in derivatives, which are financial instruments whose performance is derived, at least in part, from the performance of an underlying asset, security or index. In particular, portfolio management may use deliverable or non-deliverable forward (“NDF”) currency to hedge the fund’s currency exposure.
Portfolio management may also use futures contracts, options on futures contracts and other types of derivatives in seeking performance that corresponds to the Underlying Index and will not use such instruments for speculative purposes. The amount of forward contracts in the fund is based on the aggregate exposure of the fund and Underlying Index to each non-US currency based on currency weights as of the beginning of each month.
Securities lending. The fund may lend securities (up to one-third of total assets) to approved institutions, such as registered broker-dealers, pooled investment vehicles, banks and other financial institutions. In connection with such loans, the fund receives liquid collateral in an amount that is based on the type and value of the securities being lent, with riskier securities generally requiring higher levels of collateral.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the section of this Prospectus entitled “Additional Information About Fund Strategies, Underlying Index Information and Risks” and in the Statement of Additional Information (“SAI”). An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the
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Xtrackers MSCI All World ex US Hedged Equity ETF

company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. High market volatility may also result from significant shifts in momentum of one or more specific stocks due to unusual increases or decreases in trading activity. Momentum can change quickly, and securities subject to shifts in momentum may be more volatile than the market as a whole and returns on such securities may drop precipitously. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Market disruption risk. Economies and financial markets throughout the world have become increasingly interconnected, which has increased the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. This includes reliance on global supply chains that are susceptible to disruptions resulting from, among other things, war and other armed conflicts, tariffs, extreme weather events, and natural disasters. Such supply chain disruptions can lead to, and have led to, economic and market disruptions that have far-reaching effects on financial markets worldwide. The value of the fund’s investments may be negatively affected by adverse changes in overall economic or market conditions, such as the level of economic activity and productivity, unemployment and labor force participation rates, inflation or deflation (and expectations for inflation or deflation), interest rates, demand and supply for particular products or resources including labor, debt levels and credit ratings, and trade policies, among other factors. Such adverse conditions may contribute to an overall economic contraction across entire economies or markets, which may negatively impact the profitability of issuers operating in those economies or markets. In addition, geopolitical and other globally interconnected occurrences, including war, terrorism, economic uncertainty or financial crises, contagion, tariffs and trade disputes, government debt crises (including defaults or downgrades) or uncertainty about government debt payments, government shutdowns, public health crises, natural disasters, supply chain disruptions, climate change and related events or conditions, have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Adverse market conditions or disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by adverse market conditions or a particular market disruption, the duration and effects may not be the same for all types of assets.
Current military and other armed conflicts in various geographic regions, including those in Europe and the Middle East, can lead to, and have led to, economic and market disruptions, which may not be limited to the geographic region in which the conflict is occurring. Such conflicts can also result, and have resulted in some cases, in sanctions being levied by the United States, the European Union and/or other countries against countries or other actors involved in the conflict. In addition, such conflicts and related sanctions can adversely affect regional and global energy, commodities, financial and other markets and thus could affect the value of the fund's investments. The extent and duration of any military conflict, related sanctions and resulting economic and market disruptions are impossible to predict, but could be substantial.
Other market disruption events include pandemic spread of viruses, such as the novel coronavirus known as COVID-19, which have caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions, and may adversely affect the fund and its investments.
In addition, markets are becoming increasingly susceptible to disruption events resulting from the use of new and emerging technologies to engage in cyber-attacks or to take over the websites and/or social media accounts of companies, governmental entities or public officials, or to otherwise pose as or impersonate such, which then may be used to disseminate false or misleading information that can cause volatility in financial markets or for the securities of a particular company, group of companies, industry or other class of assets.
Adverse market conditions or particular market disruptions, such as those discussed above, may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments, as well as US and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the fund's foreign investments, prevent the fund from realizing the full value of its foreign investments or prevent the fund from selling foreign securities it holds. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in
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currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. In addition, the fund may be limited in its ability to exercise its legal rights or enforce a counterparty's legal obligations in certain jurisdictions outside of the US. The foreign investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments. In addition, because non-US markets may be open on days when the fund does not price its shares, the value of the foreign securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Depositary receipt risk. Depositary receipts involve similar risks to those associated with investments in securities of non-US issuers. Depositary receipts also may be less liquid than the underlying shares in their primary trading market. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.
Emerging market securities risk. The securities of issuers located in emerging markets tend to be more volatile and less liquid than securities of issuers located in more mature economies, and emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of issuers located or doing substantial business in emerging markets are often subject to rapid and large changes in price.
Small and medium-sized company risk. Small and medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small and medium-sized companies, since they lack the financial resources of larger companies. Small and medium-sized company stocks are typically less liquid than large company stocks.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance. The fund may become more focused in particular industries, asset classes or sectors of the economy as a result of changes in the valuation of the fund’s investments or fluctuations in the fund’s assets, and the fund is not required to reduce such exposures under these circumstances.
Financials sector risk. To the extent that the fund invests significantly in the financials sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the financials sector. The financials sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition.
Industrials sector risk. To the extent that the fund invests significantly in the industrials sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the industrials sector. Companies in the industrials sector may be adversely affected by changes in government regulation, tariffs and trade policy, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.
Derivatives risk. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Risks associated with derivatives may include the risk that the derivative is not well correlated with the underlying asset, security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation, which risk may be heightened in derivative transactions entered into “over-the-counter” (i.e., not on an exchange or contract market); and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund’s exposure to the market and magnify potential losses.
Forward currency contract risk. The fund’s forward currency contracts may not be successful in minimizing the impact of changes in the value of the non-US currencies against the US dollar. To the extent the fund’s forward currency contracts are not successful, the US dollar value of your investment in the fund may go down. Furthermore,
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because no changes in the currency weights in the Underlying Index are made during the month to account for changes in the Underlying Index due to price movement of securities, corporate events, additions, deletions or any other changes, changes in the value of non-US currencies against the US dollar during the month may affect the value of the fund’s investment. Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of an investment in the fund may also go up or down quickly and unpredictably and investors may lose money. NDFs may be less liquid than deliverable forward currency contracts. A lack of liquidity in NDFs of the hedged currency could adversely affect the fund’s ability to hedge against currency fluctuations and properly track the Underlying Index.
Futures risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return and the potential loss from futures can exceed the fund’s initial investment in such contracts.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Passive investing risk. Unlike a fund that is actively managed, in which portfolio management buys and sells securities based on research and analysis, the fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. Because the fund is designed to maintain a high level of exposure to the Underlying Index at all times, portfolio management generally will not buy or sell a security unless the security is added or removed, respectively, from the Underlying Index, and will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Index-related risk. The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. The Index Provider may cease publication of the Underlying Index or may terminate the license agreement allowing the fund to use the Underlying Index, either of which could have a material adverse effect on the fund. Market disruptions could cause delays in the Underlying Index’s reconstitution and rebalancing schedule. During any such delay, it is possible that the Underlying Index and, in turn, the fund will deviate from the Underlying Index’s stated methodology and therefore experience returns different than those that would have been achieved under a normal reconstitution and rebalancing schedule. Generally, the Index Provider does not provide any warranty, or accept any liability, with respect to the quality, accuracy or completeness of the Underlying Index or its related data, and does not guarantee that the Underlying Index will be in line with its stated methodology. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its stated methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. The Advisor may have limited ability to detect such errors and neither the Advisor nor its affiliates provide any warranty or guarantee against such errors. Therefore, the gains, losses or costs associated with the Index Provider’s errors will generally be borne by the fund and its shareholders.
Index-related risk may be higher for a fund that tracks an index comprised of, or an index that includes, foreign securities because regulatory and reporting requirements may differ from those in the US, resulting in a heightened risk of errors in the index data, index computation and/or index construction due to unreliable, outdated or unavailable information.
Tracking error risk. The fund may be subject to tracking error, which is the divergence of the fund’s performance from that of the Underlying Index. The performance of the fund may diverge from that of the Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when reconstituting or rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure in order to track the Underlying Index. Moreover, the use of a representative sampling investment approach (i.e., investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index) may cause the fund’s return to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the
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Underlying Index. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to government imposed legal restrictions or limitations, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other reasons. To the extent the fund calculates its net asset value based on fair value prices and the value of the Underlying Index is based on market prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. Tracking error risk may be heightened during times of increased market volatility or other unusual market conditions. For tax purposes, the fund may sell certain securities, and such sale may cause the fund to recognize a taxable gain or a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
Tracking error risk may be higher for funds that track indices with significant weight in foreign issuers, and in particular emerging markets issuers, than funds that do not track such indices. The fund may also experience operational delays in establishing the necessary accounts and required regulatory approvals to trade, which may delay the fund's ability to hold securities.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from the NAV during periods of market volatility. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units (defined below), the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. If market makers exit the business or are unable to continue making markets in fund shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or other market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by the fund may be traded in markets that close at a different time than the exchange on which the fund’s shares trade.
Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. The bid-ask spread of the fund may be wider in comparison to the bid-ask spread of other ETFs, given the liquidity of the fund’s assets and the Underlying Index’s (and thus the fund’s) hedging strategy. If the markets for the fund’s portfolio securities experience decreased liquidity, the trading markets for the fund’s shares may also become less liquid with corresponding widening in the bid-ask spreads and differences between the market price and NAV of the fund’s shares. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s market price. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund at NAV.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss or recognize a gain that may be distributed to shareholders as a taxable distribution. This may be magnified in circumstances where redemptions from the fund may be higher than normal.
Geographic focus risk. Focusing investments in a single country or few countries, or regions, involves increased political, regulatory and other risks. Market swings in such a targeted country, countries or regions are likely to have a greater effect on fund performance than they would in a more geographically diversified fund.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers, index provider or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ or index provider’s assets or sensitive or confidential information
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may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers or index provider may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers or index provider could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, index provider, fund counterparties, issuers of securities held by the fund or other market participants.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as Authorized Participants (“APs”). Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described in the section of this Prospectus entitled “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Non-diversification risk. At any given time, due to the composition of the Underlying Index, the fund may be classified as “non-diversified” under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. A delay in the recovery of loaned securities could interfere with the fund’s ability to vote proxies or settle transactions. Delayed settlement may limit the ability of the fund to reinvest the proceeds of a sale of securities or prevent the fund from selling securities at times that may be appropriate to track the Underlying Index. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities, or a decline in the value of any investments made with cash collateral or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the securities.
Past Performance
The bar chart and table below provide some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compare with those of the Underlying Index and a required broad-based securities market index.The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available on the fund’s website at Xtrackers.com (the website does not form a part of this prospectus).
CALENDAR YEAR TOTAL RETURNS(%)

	Returns	Period ending
Best Quarter	14.06%	June 30, 2020
Worst Quarter	-19.63%	March 31, 2020
Year-to-Date	9.31%	June 30, 2025
Average Annual Total Returns
(For periods ended 12/31/2024 expressed as a %)
All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold shares of the fund in tax-deferred accounts such as individual retirement accounts (“IRAs”) or employee-sponsored retirement plans.
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Xtrackers MSCI All World ex US Hedged Equity ETF

	Inception Date	1 Year	5 Years	10 Years
Returns before tax	1/23/2014	14.15	7.90	7.43
After tax on distribu- tions		13.35	6.48	6.32
After tax on distribu- tions and sale of fund shares		8.37	5.72	5.64
MSCI ACWI ex USA US Dollar Hedged Index (reflects no deductions for fees, expenses or taxes)		14.61	8.32	7.90
MSCI ACWI ex USA Index (reflects no deduc- tions for fees, expenses or taxes)		5.53	4.10	4.80
Management
Investment Advisor
DBX Advisors LLC
Portfolio Managers
Patrick Dwyer, Vice President of DBX Advisors LLC, Director and Senior Portfolio Engineer & Team Lead, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2016.
Shlomo Bassous, Vice President of DBX Advisors LLC, Director and Senior Portfolio Engineer, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2017.
Ashif Shaikh, Vice President of DBX Advisors LLC, Vice President and Portfolio Engineer, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2022.
Daniel Park, Vice President of DBX Advisors LLC, Vice President and Portfolio Engineer, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2024.
Purchase and Sale of Fund Shares
The fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual fund shares may only be purchased and sold through a brokerage firm. The price of fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to APs who have entered into agreements with ALPS Distributors, Inc., the fund’s distributor. You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) when buying or selling shares (the
“bid-ask spread”). Information on the fund’s net asset value, market price, premiums and discounts and bid-ask spreads may be found at Xtrackers.com (the website does not form a part of this prospectus).
Tax Information
The fund's distributions are generally taxable to you as ordinary income or capital gains, except when you are tax-exempt or when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. Any withdrawals you make from such tax-advantaged investment plans, however, may be taxable to you.
Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Xtrackers MSCI All World ex US Hedged Equity ETF

Xtrackers MSCI EAFE High Dividend Yield Equity ETF

Ticker: HDEF	Stock Exchange: NYSE Arca, Inc.
Investment Objective
The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI EAFE High Dividend Yield Index.
Fees and Expenses
These are the fees and expenses that you will pay when you buy, hold and sell shares. You may also pay other fees, such as brokerage commissions and other fees to financial intermediaries on the purchase and sale of shares of the fund, which are not reflected in the table and example below.
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
Management fee[1]	0.09
Other Expenses	None
Total annual fund operating expenses	0.09
1“Management fee” is restated to reflect the fund’s new management fee rate effective August 13, 2024.
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of shares of the fund. It also does not include the transaction fees on purchases and redemptions of Creation Units (defined herein), because those fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$9	$29	$51	$115
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 22% of the average value of its portfolio.
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI EAFE High Dividend Yield Index (the “Underlying Index”), which is designed to track developed market performance.
The fund uses a full replication indexing strategy to seek to track the Underlying Index. As such, the fund invests directly in the component securities of the Underlying Index in substantially the same weightings in which they are represented in the Underlying Index. If it is not possible for the fund to acquire component securities due to limited availability or regulatory restrictions, the fund may use a representative sampling indexing strategy to seek to track the Underlying Index instead of a full replication indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as
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market capitalization and industry weightings), fundamental characteristics (such as return variability and yield), and liquidity measures similar to those of the Underlying Index. The fund may or may not hold all of the securities in the Underlying Index when using a representative sampling indexing strategy. The Underlying Index is designed to reflect the performance of equities (excluding REITs) in its parent index, the MSCI EAFE Index, with higher dividend income and quality characteristics than average dividend yields of equities in the parent index, where such higher dividend income and quality characteristics are both sustainable and persistent. The fund will invest at least 80% of its total assets (but typically far more) in component securities (including depositary receipts in respect of such securities) of the Underlying Index. Due to regulatory changes, effective June 11, 2026, the fund will replace this 80% investment policy and related disclosures set forth in this prospectus. Specifically, effective June 11, 2026, under normal circumstances, the fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in component securities (including depositary receipts in respect of such securities) of the Underlying Index. Derivative instruments that provide exposure to the investments above or exposure to one or more market risk factors associated with such investments are included in the fund’s 80% investment policy, consistent with the fund’s investment policies and limitations with respect to investments in derivatives.
The Underlying Index is a free float adjusted market capitalization weighted index. As of July 31, 2025, the Underlying Index consisted of 112 securities, with an average market capitalization of approximately $36.33 billion and a minimum market capitalization of approximately $5.64 billion from issuers in the following countries (may reflect country of domicile): Australia, Austria, Belgium, China, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. Under normal circumstances. the Underlying Index is rebalanced semi-annually in May and November. The fund changes its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to the fund’s schedule of portfolio changes.
The fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities located in developed countries in Europe, Australasia and the Far East. As of July 31, 2025, a significant percentage of the Underlying Index was comprised of securities of issuers from Switzerland and the United Kingdom. The fund will not enter into transactions to hedge against declines in the value of the fund’s assets that are denominated in foreign currency.
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of July 31, 2025, a significant percentage of the Underlying Index was comprised of issuers in the financials and consumer staples sectors. The fund’s exposure to particular sectors or countries may change over time to correspond to changes in the Underlying Index.
The fund or securities referred to herein are not sponsored, endorsed, issued, sold or promoted by MSCI (the “Index Provider”), and MSCI bears no liability with respect to the fund or securities or any index on which the fund or securities are based.
The fund may become “non-diversified,” as defined under the Investment Company Act of 1940, as amended, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. Shareholder approval will not be sought when the fund crosses from diversified to non-diversified status under such circumstances.
Derivatives. The fund may invest in derivatives, which are financial instruments whose performance is derived, at least in part, from the performance of an underlying asset, security or index. In particular, portfolio management may use futures contracts, stock index futures, options on futures, swap contracts and other types of derivatives in seeking performance that corresponds to the Underlying Index and will not use such instruments for speculative purposes.
Securities lending. The fund may lend securities (up to one-third of total assets) to approved institutions, such as registered broker-dealers, pooled investment vehicles, banks and other financial institutions. In connection with such loans, the fund receives liquid collateral in an amount that is based on the type and value of the securities being lent, with riskier securities generally requiring higher levels of collateral.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the section of this Prospectus entitled “Additional Information About Fund Strategies, Underlying Index Information and Risks” and in the Statement of Additional Information (“SAI”). An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
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Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. High market volatility may also result from significant shifts in momentum of one or more specific stocks due to unusual increases or decreases in trading activity. Momentum can change quickly, and securities subject to shifts in momentum may be more volatile than the market as a whole and returns on such securities may drop precipitously. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Market disruption risk. Economies and financial markets throughout the world have become increasingly interconnected, which has increased the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. This includes reliance on global supply chains that are susceptible to disruptions resulting from, among other things, war and other armed conflicts, tariffs, extreme weather events, and natural disasters. Such supply chain disruptions can lead to, and have led to, economic and market disruptions that have far-reaching effects on financial markets worldwide. The value of the fund’s investments may be negatively affected by adverse changes in overall economic or market conditions, such as the level of economic activity and productivity, unemployment and labor force participation rates, inflation or deflation (and expectations for inflation or deflation), interest rates, demand and supply for particular products or resources including labor, debt levels and credit ratings, and trade policies, among other factors. Such adverse conditions may contribute to an overall economic contraction across entire economies or markets, which may negatively impact the profitability of issuers operating in those economies or markets. In addition, geopolitical and other globally interconnected occurrences, including war, terrorism, economic uncertainty or financial crises, contagion, tariffs and trade disputes, government debt crises (including defaults or downgrades) or uncertainty about government debt payments, government shutdowns, public health crises, natural disasters, supply chain disruptions, climate change and related events or conditions, have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Adverse market conditions or disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by adverse market conditions or a particular market disruption, the duration and effects may not be the same for all types of assets.
Current military and other armed conflicts in various geographic regions, including those in Europe and the Middle East, can lead to, and have led to, economic and market disruptions, which may not be limited to the geographic region in which the conflict is occurring. Such conflicts can also result, and have resulted in some cases, in sanctions being levied by the United States, the European Union and/or other countries against countries or other actors involved in the conflict. In addition, such conflicts and related sanctions can adversely affect regional and global energy, commodities, financial and other markets and thus could affect the value of the fund's investments. The extent and duration of any military conflict, related sanctions and resulting economic and market disruptions are impossible to predict, but could be substantial.
Other market disruption events include pandemic spread of viruses, such as the novel coronavirus known as COVID-19, which have caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions, and may adversely affect the fund and its investments.
In addition, markets are becoming increasingly susceptible to disruption events resulting from the use of new and emerging technologies to engage in cyber-attacks or to take over the websites and/or social media accounts of companies, governmental entities or public officials, or to otherwise pose as or impersonate such, which then may be used to disseminate false or misleading information that can cause volatility in financial markets or for the securities of a particular company, group of companies, industry or other class of assets.
Adverse market conditions or particular market disruptions, such as those discussed above, may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
Dividend-paying stock risk. As a category, dividend-paying stocks may underperform non-dividend paying stocks (and the stock market as a whole) over any period of time. In addition, issuers of dividend-paying stocks may have discretion to defer or stop paying dividends for a stated period of time, or the anticipated acceleration of dividends may not occur as a result of, among other things,
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a sharp rise in interest rates or an economic downturn. If the dividend-paying stocks held by the fund reduce or stop paying dividends, the fund’s ability to generate income may be adversely affected.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments, as well as US and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the fund's foreign investments, prevent the fund from realizing the full value of its foreign investments or prevent the fund from selling foreign securities it holds. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. In addition, the fund may be limited in its ability to exercise its legal rights or enforce a counterparty's legal obligations in certain jurisdictions outside of the US. The foreign investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments. In addition, because non-US markets may be open on days when the fund does not price its shares, the value of the foreign securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Depositary receipt risk. Depositary receipts involve similar risks to those associated with investments in securities of non-US issuers. Depositary receipts also may be less liquid than the underlying shares in their primary trading market. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.
European investment risk. European financial markets have experienced volatility in recent years and have been adversely affected by concerns about economic downturns, credit rating downgrades, rising government debt level and possible default on or restructuring of government debt in several European countries. A default or debt restructuring by any European country would adversely impact holders of that country’s debt, and sellers of credit default swaps linked to that country’s creditworthiness. Most countries in Western Europe are members of the European Union (EU), which faces major issues involving its membership, structure, procedures and policies.
European countries are also significantly affected by fiscal and monetary controls implemented by the European Economic and Monetary Union (EMU), and it is possible that the timing and substance of these controls may not address the needs of all EMU member countries. Investing in euro-denominated securities also risks exposure to a currency that may not fully reflect the strengths and weaknesses of the disparate economies that comprise Europe. There is continued concern over member state-level support for the euro, which could lead to certain countries leaving the EMU, the implementation of currency controls, or potentially the dissolution of the euro. The dissolution of the euro could have significant negative effects on European financial markets.
Small and medium-sized company risk. Small and medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small and medium-sized companies, since they lack the financial resources of larger companies. Small and medium-sized company stocks are typically less liquid than large company stocks.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance. The fund may become more focused in particular industries, asset classes or sectors of the economy as a result of changes in the valuation of the fund’s investments or fluctuations in the fund’s assets, and the fund is not required to reduce such exposures under these circumstances.
Financials sector risk. To the extent that the fund invests significantly in the financials sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the financials sector. The financials sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly
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affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition.
Consumer staples sector risk. To the extent that the fund invests significantly in the consumer staples sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the consumer staples sector. Companies in the consumer staples sector may be adversely affected by changes in the global economy, consumer spending, competition, demographics and consumer preferences, and production spending. Companies in the consumer staples sector are also affected by changes in government regulation, global economic, environmental and political events, economic conditions, tariffs, and the depletion of resources. In addition, companies in the consumer staples sector may be subject to risks pertaining to the supply of, demand for and prices of raw materials. The prices of raw materials fluctuate in response to a number of factors, including, without limitation, changes in government agricultural support programs, exchange rates, tariffs, import and export controls, changes in international agricultural and trading policies, and seasonal and weather conditions.
Currency risk. Changes in currency exchange rates and the relative value of non-US currencies may affect the value of the fund’s investment and the value of your fund shares. Because the fund’s NAV is determined on the basis of the US dollar and the fund does not attempt to hedge against changes in the value of non-US currencies, investors may lose money if the foreign currency depreciates against the US dollar, even if the foreign currency value of the fund’s holdings in that market increases. Conversely, the dollar value of your investment in the fund may go up if the value of the foreign currency appreciates against the US dollar. The value of the US dollar measured against other currencies is influenced by a variety of factors. These factors include: interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, and global energy prices. Political instability, the possibility of government intervention and restrictive or opaque business and investment policies may also reduce the value of a country’s currency. Government monetary policies and the buying or selling of currency by a country’s government may also influence exchange rates. Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of an investment in the fund may also go up or down quickly and unpredictably and investors may lose money.
Passive investing risk. Unlike a fund that is actively managed, in which portfolio management buys and sells securities based on research and analysis, the fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. Because the fund is designed to maintain a high level of exposure to the Underlying Index at all times, portfolio management generally will not buy or sell a security unless the security is added or removed, respectively, from the Underlying Index, and will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Index-related risk. The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. The Index Provider may cease publication of the Underlying Index or may terminate the license agreement allowing the fund to use the Underlying Index, either of which could have a material adverse effect on the fund. Market disruptions could cause delays in the Underlying Index’s reconstitution and rebalancing schedule. During any such delay, it is possible that the Underlying Index and, in turn, the fund will deviate from the Underlying Index’s stated methodology and therefore experience returns different than those that would have been achieved under a normal reconstitution and rebalancing schedule. Generally, the Index Provider does not provide any warranty, or accept any liability, with respect to the quality, accuracy or completeness of the Underlying Index or its related data, and does not guarantee that the Underlying Index will be in line with its stated methodology. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its stated methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. The Advisor may have limited ability to detect such errors and neither the Advisor nor its affiliates provide any warranty or guarantee against such errors. Therefore, the gains, losses or costs associated with the Index Provider’s errors will generally be borne by the fund and its shareholders.
Index-related risk may be higher for a fund that tracks an index comprised of, or an index that includes, foreign securities because regulatory and reporting requirements may differ from those in the US, resulting in a heightened risk of errors in the index data, index computation and/or index construction due to unreliable, outdated or unavailable information.
Tracking error risk. The fund may be subject to tracking error, which is the divergence of the fund’s performance from that of the Underlying Index. The performance of the fund may diverge from that of the Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The
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fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when reconstituting or rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure in order to track the Underlying Index. Moreover, the use of a representative sampling investment approach (i.e., investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index) may cause the fund’s return to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to government imposed legal restrictions or limitations, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other reasons. To the extent the fund calculates its net asset value based on fair value prices and the value of the Underlying Index is based on market prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. Tracking error risk may be heightened during times of increased market volatility or other unusual market conditions. For tax purposes, the fund may sell certain securities, and such sale may cause the fund to recognize a taxable gain or a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
Tracking error risk may be higher for funds that track indices with significant weight in foreign issuers than funds that do not track such indices. The fund may also experience operational delays in establishing the necessary accounts and required regulatory approvals to trade, which may delay the fund’s ability to hold securities.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from the NAV during periods of market volatility. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units (defined below), the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. If market makers exit the business or are unable to continue making markets in fund shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or other market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by the fund may be traded in markets that close at a different time than the exchange on which the fund’s shares trade. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. If the markets for the fund’s portfolio securities experience decreased liquidity, the trading markets for the fund’s shares may also become less liquid with corresponding widening in the bid-ask spreads and differences between the market price and NAV of the fund’s shares. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s market price. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund at NAV.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss or recognize a gain that may be distributed to shareholders as a taxable distribution. This may be magnified in circumstances where redemptions from the fund may be higher than normal.
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Geographic focus risk. Focusing investments in a single country or few countries, or regions, involves increased political, regulatory and other risks. Market swings in such a targeted country, countries or regions are likely to have a greater effect on fund performance than they would in a more geographically diversified fund.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers, index provider or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ or index provider’s assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers or index provider may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers or index provider could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, index provider, fund counterparties, issuers of securities held by the fund or other market participants.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as Authorized Participants (“APs”). Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described in the section of this Prospectus entitled “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Non-diversification risk. At any given time, due to the composition of the Underlying Index, the fund may be classified as “non-diversified” under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.
Derivatives risk. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Risks associated with derivatives may include the risk that the derivative is not well correlated with the underlying asset, security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation, which risk may be heightened in derivative transactions entered into “over-the-counter” (i.e., not on an exchange or contract market); and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund’s exposure to the market and magnify potential losses.
Futures risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return and the potential loss from futures can exceed the fund’s initial investment in such contracts.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. A delay in the recovery of loaned securities could interfere with the fund’s ability to vote proxies or settle transactions. Delayed settlement may limit the ability of the fund to reinvest the proceeds of a sale of securities or prevent the fund from selling securities at times that may be appropriate to track the
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Underlying Index. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities, or a decline in the value of any investments made with cash collateral or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the securities.
Past Performance
The bar chart and table below provide some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compare with those of the Underlying Index and a required broad-based securities market index.The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available on the fund’s website at Xtrackers.com (the website does not form a part of this prospectus).
Prior to February 13, 2018, the fund operated with a different investment strategy and a different underlying index. Performance would have been different if the fund’s current investment strategy had been in effect. Fund returns prior to February 13, 2018 reflect those of the fund when it was tracking the prior underlying index.
CALENDAR YEAR TOTAL RETURNS(%)

	Returns	Period ending
Best Quarter	20.05%	December 31, 2022
Worst Quarter	-24.53%	March 31, 2020
Year-to-Date	21.35%	June 30, 2025
Average Annual Total Returns
(For periods ended 12/31/2024 expressed as a %)
All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold shares of the fund in tax-deferred accounts such as individual retirement accounts (“IRAs”) or employee-sponsored retirement plans.
	Inception Date	1 Year	5 Years	Since Inception
Returns before tax	8/12/2015	3.12	4.56	4.75
After tax on distribu- tions		1.28	3.09	3.38
After tax on distribu- tions and sale of fund shares		1.85	3.10	3.39
MSCI EAFE High Divi- dend Yield Index (reflects no deductions for fees, expenses or taxes)		3.01	4.51	4.83
MSCI EAFE Index (reflects no deductions for fees, expenses or taxes)		3.82	4.73	4.79
Effective February 13, 2018, the fund changed its underlying index to the MSCI EAFE High Dividend Yield Index from the MSCI EAFE High Dividend Yield Hedged Equity Index. Returns shown above for the MSCI EAFE High Dividend Yield Index prior to February 13, 2018 reflect the performance of the MSCI EAFE High Dividend Yield Hedged Equity Index.
Management
Investment Advisor
DBX Advisors LLC
Portfolio Managers
Patrick Dwyer, Vice President of DBX Advisors LLC, Director and Senior Portfolio Engineer & Team Lead, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2016.
Shlomo Bassous, Vice President of DBX Advisors LLC, Director and Senior Portfolio Engineer, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2017.
Ashif Shaikh, Vice President of DBX Advisors LLC, Vice President and Portfolio Engineer, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2022.
Daniel Park, Vice President of DBX Advisors LLC, Vice President and Portfolio Engineer, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2024.
Purchase and Sale of Fund Shares
The fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual fund shares may only be purchased and sold through a brokerage firm. The price of fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The fund will only issue or redeem shares that have been aggregated into blocks of
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50,000 shares or multiples thereof (“Creation Units”) to APs who have entered into agreements with ALPS Distributors, Inc., the fund’s distributor. You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) when buying or selling shares (the “bid-ask spread”). Information on the fund’s net asset value, market price, premiums and discounts and bid-ask spreads may be found at Xtrackers.com (the website does not form a part of this prospectus).
Tax Information
The fund's distributions are generally taxable to you as ordinary income or capital gains, except when you are tax-exempt or when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. Any withdrawals you make from such tax-advantaged investment plans, however, may be taxable to you.
Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Xtrackers MSCI EAFE High Dividend Yield Equity ETF

Xtrackers MSCI Eurozone Hedged Equity ETF

Ticker: DBEZ	Stock Exchange: NYSE Arca, Inc.
Investment Objective
The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI EMU IMI US Dollar Hedged Index.
Fees and Expenses
These are the fees and expenses that you will pay when you buy, hold and sell shares. You may also pay other fees, such as brokerage commissions and other fees to financial intermediaries on the purchase and sale of shares of the fund, which are not reflected in the table and example below.
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.45
Other Expenses	None
Total annual fund operating expenses	0.45
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of shares of the fund. It also does not include the transaction fees on purchases and redemptions of Creation Units (defined herein), because those fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$46	$144	$252	$567
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 12% of the average value of its portfolio.
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI EMU IMI US Dollar Hedged Index (the “Underlying Index”), which is designed to track the performance of equity securities based in the countries in the European Monetary Union (the “EMU”), while seeking to mitigate exposure to fluctuations between the value of the US dollar and the euro. The fund uses a full replication indexing strategy to seek to track the Underlying Index. As such, the fund invests directly in the component securities of the Underlying Index in substantially the same weightings in which they are represented in the Underlying Index. If it is not possible for the fund to acquire component securities due to limited availability or regulatory restrictions, the fund may use a representative sampling indexing strategy to seek to track the Underlying Index instead of a full replication indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield), and liquidity measures similar to those of the Underlying Index. The fund may or may not hold all of the securities in the Underlying Index when using a representative sampling indexing strategy. The Underlying Index is composed of equities
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from countries in the EMU, or the “Eurozone,” that have adopted the euro as their common currency and sole legal tender. The fund will invest at least 80% of its total assets (but typically far more) in component securities (including depositary receipts in respect of such securities) of the Underlying Index. Due to regulatory changes, effective June 11, 2026, the fund will replace this 80% investment policy and related disclosures set forth in this prospectus. Specifically, effective June 11, 2026, under normal circumstances, the fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in component securities (including depositary receipts in respect of such securities) of the Underlying Index. Derivative instruments that provide exposure to the investments above or exposure to one or more market risk factors associated with such investments are included in the fund’s 80% investment policy, consistent with the fund’s investment policies and limitations with respect to investments in derivatives.
As of July 31, 2025, the Underlying Index consisted of 592 securities with an average market capitalization of approximately $17.03 billion and a minimum market capitalization of approximately $362 million from issuers in the following countries (may reflect country of domicile): Austria, Belgium, Bermuda, China, Finland, France, Germany, Ireland, Italy, Jersey Channel Islands, Luxembourg, Netherlands, Poland, Portugal, Singapore, South Korea, Spain, Switzerland and the United Kingdom. Under normal circumstances, the Underlying Index is rebalanced monthly. The fund changes its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to the fund’s schedule of portfolio changes.
The fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities from issuers in the Eurozone. As of July 31, 2025, a significant percentage of the Underlying Index was comprised of securities of issuers from France and Germany.
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of July 31, 2025, a significant percentage of the Underlying Index was comprised of issuers in the financials and industrials sectors. The fund’s exposure to particular sectors or countries may change over time to correspond to changes in the Underlying Index.
The fund may become “non-diversified,” as defined under the Investment Company Act of 1940, as amended, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. Shareholder approval will not be sought when the fund crosses from diversified to non-diversified status under such circumstances.
The fund or securities referred to herein are not sponsored, endorsed, issued, sold or promoted by MSCI (the “Index Provider”), and MSCI bears no liability with respect to the fund or securities or any index on which the fund or securities are based.
Derivatives. The fund may invest in derivatives, which are financial instruments whose performance is derived, at least in part, from the performance of an underlying asset, security or index. In particular, portfolio management may use deliverable or non-deliverable forward (“NDF”) currency to hedge the fund’s currency exposure.
Portfolio management may also use futures contracts, options on futures contracts and other types of derivatives in seeking performance that corresponds to the Underlying Index and will not use such instruments for speculative purposes. The amount of forward contracts in the fund is based on the aggregate exposure of the fund and Underlying Index to the euro based on currency weights as of the beginning of each month.
Securities lending. The fund may lend securities (up to one-third of total assets) to approved institutions, such as registered broker-dealers, pooled investment vehicles, banks and other financial institutions. In connection with such loans, the fund receives liquid collateral in an amount that is based on the type and value of the securities being lent, with riskier securities generally requiring higher levels of collateral.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the section of this Prospectus entitled “Additional Information About Fund Strategies, Underlying Index Information and Risks” and in the Statement of Additional Information (“SAI”). An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions
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taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. High market volatility may also result from significant shifts in momentum of one or more specific stocks due to unusual increases or decreases in trading activity. Momentum can change quickly, and securities subject to shifts in momentum may be more volatile than the market as a whole and returns on such securities may drop precipitously. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Market disruption risk. Economies and financial markets throughout the world have become increasingly interconnected, which has increased the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. This includes reliance on global supply chains that are susceptible to disruptions resulting from, among other things, war and other armed conflicts, tariffs, extreme weather events, and natural disasters. Such supply chain disruptions can lead to, and have led to, economic and market disruptions that have far-reaching effects on financial markets worldwide. The value of the fund’s investments may be negatively affected by adverse changes in overall economic or market conditions, such as the level of economic activity and productivity, unemployment and labor force participation rates, inflation or deflation (and expectations for inflation or deflation), interest rates, demand and supply for particular products or resources including labor, debt levels and credit ratings, and trade policies, among other factors. Such adverse conditions may contribute to an overall economic contraction across entire economies or markets, which may negatively impact the profitability of issuers operating in those economies or markets. In addition, geopolitical and other globally interconnected occurrences, including war, terrorism, economic uncertainty or financial crises, contagion, tariffs and trade disputes, government debt crises (including defaults or downgrades) or uncertainty about government debt payments, government shutdowns, public health crises, natural disasters, supply chain disruptions, climate change and related events or conditions, have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Adverse market conditions or disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by adverse market conditions or a particular market disruption, the duration and effects may not be the same for all types of assets.
Current military and other armed conflicts in various geographic regions, including those in Europe and the Middle East, can lead to, and have led to, economic and market disruptions, which may not be limited to the geographic region in which the conflict is occurring. Such conflicts can also result, and have resulted in some cases, in sanctions being levied by the United States, the European Union and/or other countries against countries or other actors involved in the conflict. In addition, such conflicts and related sanctions can adversely affect regional and global energy, commodities, financial and other markets and thus could affect the value of the fund's investments. The extent and duration of any military conflict, related sanctions and resulting economic and market disruptions are impossible to predict, but could be substantial.
Other market disruption events include pandemic spread of viruses, such as the novel coronavirus known as COVID-19, which have caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions, and may adversely affect the fund and its investments.
In addition, markets are becoming increasingly susceptible to disruption events resulting from the use of new and emerging technologies to engage in cyber-attacks or to take over the websites and/or social media accounts of companies, governmental entities or public officials, or to otherwise pose as or impersonate such, which then may be used to disseminate false or misleading information that can cause volatility in financial markets or for the securities of a particular company, group of companies, industry or other class of assets.
Adverse market conditions or particular market disruptions, such as those discussed above, may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments, as well as US and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the fund's foreign investments, prevent the fund from realizing the full value of its foreign investments or prevent the fund from selling foreign securities it holds. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. In addition, the fund may be limited
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in its ability to exercise its legal rights or enforce a counterparty's legal obligations in certain jurisdictions outside of the US. The foreign investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments. In addition, because non-US markets may be open on days when the fund does not price its shares, the value of the foreign securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Depositary receipt risk. Depositary receipts involve similar risks to those associated with investments in securities of non-US issuers. Depositary receipts also may be less liquid than the underlying shares in their primary trading market. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.
European investment risk. European financial markets have experienced volatility in recent years and have been adversely affected by concerns about economic downturns, credit rating downgrades, rising government debt level and possible default on or restructuring of government debt in several European countries. A default or debt restructuring by any European country would adversely impact holders of that country’s debt, and sellers of credit default swaps linked to that country’s creditworthiness. Most countries in Western Europe are members of the European Union (EU), which faces major issues involving its membership, structure, procedures and policies.
European countries are also significantly affected by fiscal and monetary controls implemented by the European Economic and Monetary Union (EMU), and it is possible that the timing and substance of these controls may not address the needs of all EMU member countries. Investing in euro-denominated securities also risks exposure to a currency that may not fully reflect the strengths and weaknesses of the disparate economies that comprise Europe. There is continued concern over member state-level support for the euro, which could lead to certain countries leaving the EMU, the implementation of currency controls, or potentially the dissolution of the euro. The dissolution of the euro could have significant negative effects on European financial markets.
Small and medium-sized company risk. Small and medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small and medium-sized companies, since they lack the financial resources of larger companies. Small and medium-sized company stocks are typically less liquid than large company stocks.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance. The fund may become more focused in particular industries, asset classes or sectors of the economy as a result of changes in the valuation of the fund’s investments or fluctuations in the fund’s assets, and the fund is not required to reduce such exposures under these circumstances.
Financials sector risk. To the extent that the fund invests significantly in the financials sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the financials sector. The financials sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition.
Industrials sector risk. To the extent that the fund invests significantly in the industrials sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the industrials sector. Companies in the industrials sector may be adversely affected by changes in government regulation, tariffs and trade policy, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.
Derivatives risk. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Risks associated with derivatives may include the risk that the derivative is not well correlated with the underlying asset, security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling
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or unable to meet its obligation, which risk may be heightened in derivative transactions entered into “over-the-counter” (i.e., not on an exchange or contract market); and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund’s exposure to the market and magnify potential losses.
Forward currency contract risk. The fund’s forward currency contracts may not be successful in minimizing the impact of changes in the value of the non-US currencies against the US dollar. To the extent the fund’s forward currency contracts are not successful, the US dollar value of your investment in the fund may go down. Furthermore, because no changes in the currency weights in the Underlying Index are made during the month to account for changes in the Underlying Index due to price movement of securities, corporate events, additions, deletions or any other changes, changes in the value of non-US currencies against the US dollar during the month may affect the value of the fund’s investment. Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of an investment in the fund may also go up or down quickly and unpredictably and investors may lose money. NDFs may be less liquid than deliverable forward currency contracts. A lack of liquidity in NDFs of the hedged currency could adversely affect the fund’s ability to hedge against currency fluctuations and properly track the Underlying Index.
Futures risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return and the potential loss from futures can exceed the fund’s initial investment in such contracts.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Passive investing risk. Unlike a fund that is actively managed, in which portfolio management buys and sells securities based on research and analysis, the fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. Because the fund is designed to maintain a high level of exposure to the Underlying Index at all times, portfolio management generally will not buy or sell a security unless the security is added or removed, respectively, from the Underlying
Index, and will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Index-related risk. The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. The Index Provider may cease publication of the Underlying Index or may terminate the license agreement allowing the fund to use the Underlying Index, either of which could have a material adverse effect on the fund. Market disruptions could cause delays in the Underlying Index’s reconstitution and rebalancing schedule. During any such delay, it is possible that the Underlying Index and, in turn, the fund will deviate from the Underlying Index’s stated methodology and therefore experience returns different than those that would have been achieved under a normal reconstitution and rebalancing schedule. Generally, the Index Provider does not provide any warranty, or accept any liability, with respect to the quality, accuracy or completeness of the Underlying Index or its related data, and does not guarantee that the Underlying Index will be in line with its stated methodology. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its stated methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. The Advisor may have limited ability to detect such errors and neither the Advisor nor its affiliates provide any warranty or guarantee against such errors. Therefore, the gains, losses or costs associated with the Index Provider’s errors will generally be borne by the fund and its shareholders.
Index-related risk may be higher for a fund that tracks an index comprised of, or an index that includes, foreign securities because regulatory and reporting requirements may differ from those in the US, resulting in a heightened risk of errors in the index data, index computation and/or index construction due to unreliable, outdated or unavailable information.
Tracking error risk. The fund may be subject to tracking error, which is the divergence of the fund’s performance from that of the Underlying Index. The performance of the fund may diverge from that of the Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when reconstituting or rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the
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Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure in order to track the Underlying Index. Moreover, the use of a representative sampling investment approach (i.e., investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index) may cause the fund’s return to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to government imposed legal restrictions or limitations, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other reasons. To the extent the fund calculates its net asset value based on fair value prices and the value of the Underlying Index is based on market prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. Tracking error risk may be heightened during times of increased market volatility or other unusual market conditions. For tax purposes, the fund may sell certain securities, and such sale may cause the fund to recognize a taxable gain or a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
Tracking error risk may be higher for funds that track indices with significant weight in foreign issuers than funds that do not track such indices. The fund may also experience operational delays in establishing the necessary accounts and required regulatory approvals to trade, which may delay the fund’s ability to hold securities.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from the NAV during periods of market volatility. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units (defined below), the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. If market makers exit the business or are unable to continue making markets in fund shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or other market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by the fund may be traded in markets that close at a different time than the exchange on which the fund’s shares trade. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. The bid-ask spread of the fund may be wider in comparison to the bid-ask spread of other ETFs, given the liquidity of the fund’s assets and the Underlying Index’s (and thus the fund’s) hedging strategy. If the markets for the fund’s portfolio securities experience decreased liquidity, the trading markets for the fund’s shares may also become less liquid with corresponding widening in the bid-ask spreads and differences between the market price and NAV of the fund’s shares. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s market price. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund at NAV.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss or recognize a gain that may be distributed to shareholders as a taxable distribution. This may be magnified in circumstances where redemptions from the fund may be higher than normal.
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Geographic focus risk. Focusing investments in a single country or few countries, or regions, involves increased political, regulatory and other risks. Market swings in such a targeted country, countries or regions are likely to have a greater effect on fund performance than they would in a more geographically diversified fund.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers, index provider or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ or index provider’s assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers or index provider may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers or index provider could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, index provider, fund counterparties, issuers of securities held by the fund or other market participants.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as Authorized Participants (“APs”). Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described in the section of this Prospectus entitled “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Non-diversification risk. At any given time, due to the composition of the Underlying Index, the fund may be classified as “non-diversified” under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. A delay in the recovery of loaned securities could interfere with the fund’s ability to vote proxies or settle transactions. Delayed settlement may limit the ability of the fund to reinvest the proceeds of a sale of securities or prevent the fund from selling securities at times that may be appropriate to track the Underlying Index. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities, or a decline in the value of any investments made with cash collateral or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the securities.
Risks related to investing in France. Investment in French issuers may subject the fund to political, legal, regulatory, currency, security, and economic risk specific to France. Recently, concerns have emerged in relation to the economic health of the EU. These concerns have led to downward pressure on certain EU member states, including France. Interest rates on France’s debt may rise to levels that make it difficult for it to service high debt levels without significant financial help from, among others, the European Central Bank and could potentially lead to default. In addition, the French economy is dependent to a significant extent on the economies of certain key trading partners, including Germany and other Western European countries. Reduction in spending on French products and services or changes in any of the economies may cause an adverse impact on the French economy. The French economy is dependent on exports from the agricultural sector. Leading agricultural exports include dairy products, meat, wine, fruits and vegetables, and fish. As a result, the French economy is susceptible to fluctuations in demand for agricultural products. France has also been a target of terrorism in the past and may experience terrorist attacks in the future. Acts of terrorism in France or against French interests abroad may cause uncertainty in the French financial markets and adversely affect the performance of the issuers to which the fund has exposure.
Risks related to investing in Germany. The German economy is dependent on the other countries in Europe as key trade partners. Exports account for more than one-third of Germany’s output and are a key element in
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German economic expansion, which may be impacted by global trade policies and tariffs. Reduction in spending by European countries on German products and services or negative changes in any of these countries may cause an adverse impact on the German economy. In addition, the US is a large trade and investment partner of Germany. Decreasing US imports, new trade regulations, trade policies and tariffs, changes in the US dollar exchange rates or a recession in the US may also have an adverse impact on the German economy.
Investing in German issuers involves political, social and regulatory risks. Certain sectors and regions of Germany have experienced high unemployment and social unrest. These issues may have an adverse effect on the German economy or the German industries or sectors in which the fund invests. Heavy regulation of labor and product markets is pervasive in Germany. These regulations may stifle economic growth or result in extended recessionary periods.
Past Performance
The bar chart and table below provide some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compare with those of the Underlying Index and a required broad-based securities market index.The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available on the fund’s website at Xtrackers.com (the website does not form a part of this prospectus).
CALENDAR YEAR TOTAL RETURNS(%)

	Returns	Period ending
Best Quarter	17.99%	March 31, 2015
Worst Quarter	-24.86%	March 31, 2020
Year-to-Date	14.22%	June 30, 2025
Average Annual Total Returns
(For periods ended 12/31/2024 expressed as a %)
All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold shares of the fund in tax-deferred accounts such as individual retirement accounts (“IRAs”) or employee-sponsored retirement plans.
	Inception Date	1 Year	5 Years	10 Years
Returns before tax	12/10/2014	10.40	8.41	8.82
After tax on distribu- tions		10.12	8.06	8.20
After tax on distribu- tions and sale of fund shares		6.15	6.62	7.03
MSCI EMU IMI US Dollar Hedged Index (reflects no deductions for fees, expenses or taxes)		10.61	8.62	9.02
MSCI EMU IMI Index (reflects no deductions for fees, expenses or taxes)		1.91	4.70	5.33
Management
Investment Advisor
DBX Advisors LLC
Portfolio Managers
Patrick Dwyer, Vice President of DBX Advisors LLC, Director and Senior Portfolio Engineer & Team Lead, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2016.
Shlomo Bassous, Vice President of DBX Advisors LLC, Director and Senior Portfolio Engineer, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2017.
Ashif Shaikh, Vice President of DBX Advisors LLC, Vice President and Portfolio Engineer, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2022.
Daniel Park, Vice President of DBX Advisors LLC, Vice President and Portfolio Engineer, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2024.
Purchase and Sale of Fund Shares
The fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual fund shares may only be purchased and sold through a brokerage firm. The price of fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The fund will only issue or redeem shares that have been aggregated into blocks of 10,000 shares or multiples thereof (“Creation Units”) to APs who have entered into agreements with ALPS Distributors, Inc., the fund’s distributor. You may incur costs attributable to the difference between the highest price a
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buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) when buying or selling shares (the “bid-ask spread”). Information on the fund’s net asset value, market price, premiums and discounts and bid-ask spreads may be found at Xtrackers.com (the website does not form a part of this prospectus).
Tax Information
The fund's distributions are generally taxable to you as ordinary income or capital gains, except when you are tax-exempt or when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. Any withdrawals you make from such tax-advantaged investment plans, however, may be taxable to you.
Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Fund Details
Additional Information About Fund Strategies, Underlying Index Information and Risks
Xtrackers MSCI Emerging Markets Hedged Equity ETF
Investment Objective
The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI EM US Dollar Hedged Index.
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI Emerging Markets (EM) US Dollar Hedged Index (the “Underlying Index”), which is designed to track emerging market performance while seeking to mitigate exposure to fluctuations between the value of the US dollar and the currencies of the countries included in the Underlying Index. The fund uses a full replication indexing strategy to seek to track the Underlying Index. As such, the fund invests directly in the component securities of the Underlying Index in substantially the same weightings in which they are represented in the Underlying Index. If it is not possible for the fund to acquire component securities due to limited availability or regulatory restrictions, the fund may use a representative sampling indexing strategy to seek to track the Underlying Index instead of a full replication indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield), and liquidity measures similar to those of the Underlying Index. The fund may or may not hold all of the securities in the Underlying Index when using a representative sampling indexing strategy. The fund will invest at least 80% of its total assets (but typically far more) in component securities (including depositary receipts in respect of such securities)
of the Underlying Index. Due to regulatory changes, effective June 11, 2026, the fund will replace this 80% investment policy and related disclosures set forth in this prospectus. Specifically, effective June 11, 2026, under normal circumstances, the fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in component securities (including depositary receipts in respect of such securities) of the Underlying Index. Derivative instruments that provide exposure to the investments above or exposure to one or more market risk factors associated with such investments are included in the fund’s 80% investment policy, consistent with the fund’s investment policies and limitations with respect to investments in derivatives.
As of July 31, 2025, the Underlying Index consisted of 1,253 securities, with an average market capitalization of approximately $23.02 billion and a minimum market capitalization of approximately $1.83 billion, from issuers in the following countries (may reflect depository receipts or country of domicile): Australia, Brazil, Cayman Islands, Chile, China, Colombia, Czechia, Egypt, Greece, Hong Kong, Hungary, India, Indonesia, Kuwait, Luxembourg, Malaysia, Mexico, Netherlands, Peru, Philippines, Poland, Qatar, Romania, Saudi Arabia, South Africa, South Korea, Switzerland, Taiwan, Thailand, Turkey, United Arab Emirates and the United States. Under normal circumstances, the Underlying Index is rebalanced monthly. The fund changes its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to the fund’s schedule of portfolio changes.
The fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the equity securities of issuers from emerging markets countries and in instruments designed to hedge against the fund’s exposure to non-US currencies.
Emerging market countries are countries that are generally considered to be less economically mature than developed nations. As of July 31, 2025, a significant percentage of the Underlying Index was comprised of securities of issuers from China, Taiwan and India.
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The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of July 31, 2025, a significant percentage of the Underlying Index was comprised of issuers in the information technology and financials sectors. The fund’s exposure to particular sectors or countries may change over time to correspond to changes in the Underlying Index.
The fund may also invest in depositary receipts in respect of equity securities that comprise its Underlying Index to seek performance that corresponds to the fund’s respective Underlying Index. Investments in such depositary receipts will count towards the fund’s 80% investment policy discussed above with respect to instruments that comprise the applicable Underlying Index. The fund will not invest in any unlisted depositary receipt or any depositary receipt that the Advisor deems illiquid at the time of purchase or for which pricing information is not readily available.
The fund may invest its remaining assets in other securities, including securities not in the Underlying Index, cash and cash equivalents, money market instruments, such as repurchase agreements or money market funds (including money market funds advised by the Advisor or its affiliates (subject to applicable limitations under the Investment Company Act of 1940, as amended (the “1940 Act”), or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index) and in certain types of derivatives instruments (see “Derivatives” subsection).
The fund may become “non-diversified,” as defined under the Investment Company Act of 1940, as amended, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. Shareholder approval will not be sought when the fund crosses from diversified to non-diversified status under such circumstances.
The fund or securities referred to herein are not sponsored, endorsed, issued, sold or promoted by MSCI (the “Index Provider”), and MSCI bears no liability with respect to the fund or securities or any index on which the fund or securities are based. The Prospectus contains a more detailed description of the limited relationship MSCI has with DBX Advisors LLC and any related funds.
Derivatives. The fund may invest in derivatives, which are financial instruments whose performance is derived, at least in part, from the performance of an underlying asset, security or index. In particular, portfolio management may use deliverable or non-deliverable forward (“NDF”) currency contracts to hedge the fund’s currency exposure. The fund hedges each foreign currency in the portfolio to
US dollars by selling the applicable foreign currency forward at the one-month forward rate published by WM/Reuters.
The amount of forward contracts in the fund is based on the aggregate exposure of the fund and Underlying Index to each non-US currency based on currency weights as of the beginning of each month. While this approach is designed to minimize the impact of currency fluctuations on fund returns, this does not necessarily eliminate exposure to all currency fluctuations. The return of the forward currency contracts may not perfectly offset the actual fluctuations of non-US currencies relative to the US dollar. The fund may use NDF contracts to execute its hedging transactions. An NDF is a contract where there is no physical settlement of two currencies at maturity (as opposed to deliverable forward contracts, which per their terms are settled by physical delivery of the currencies). Rather, based on the movement of the currencies and the contractually agreed upon exchange rate, a net cash settlement is made by one party to the other in US dollars.
Portfolio management may also use futures contracts, options on futures contracts and other types of derivatives in seeking performance that corresponds to the Underlying Index and will not use such instruments for speculative purposes. The fund expects to use futures contracts to a limited extent in seeking performance that corresponds to the Underlying Index. A futures contract is a standardized exchange traded agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time.
In addition, the fund may invest in structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index).
Securities lending. The fund may lend securities (up to one-third of total assets) to approved institutions, such as registered broker-dealers, pooled investment vehicles, banks and other financial institutions. In connection with such loans, the fund receives liquid collateral in an amount that is based on the type and value of the securities being lent, with riskier securities generally requiring higher levels of collateral.
Underlying Index Information
MSCI EM US Dollar Hedged Index
The MSCI Emerging Markets (EM) US Dollar Hedged Index is designed to represent a close estimation of the performance that can be achieved by hedging the currency exposures of its parent index, the MSCI Emerging Markets Index, to the US dollar, the “home” currency for the hedged index. The index is 100% hedged to the US dollar by selling each foreign currency forward at the one-month forward rate. The parent index is composed of large and mid cap stocks across emerging markets countries, as
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defined by the Index Provider. See the Appendix for additional information on MSCI's Global Investable Markets Indexes Methodology.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. High market volatility may also result from significant shifts in momentum of one or more specific stocks due to unusual increases or decreases in trading activity. Momentum can change quickly, and securities subject to shifts in momentum may be more volatile than the market as a whole and returns on such securities may drop precipitously. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Market disruption risk. Economies and financial markets throughout the world have become increasingly interconnected, which has increased the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. This includes reliance on global supply chains that are susceptible to disruptions resulting from, among other things, war and other armed conflicts, tariffs, extreme weather events, and natural disasters. Such supply chain disruptions can lead to, and have led to, economic and market disruptions that have far-reaching effects on financial markets worldwide. The value of the fund’s investments may be negatively affected by adverse changes in overall economic or market conditions, such as the level of economic activity and productivity, unemployment and labor force participation rates, inflation or deflation (and expectations for inflation or deflation), interest rates, demand and supply for particular products or resources including labor, debt levels and credit ratings, and trade policies, among other factors. Such adverse conditions may contribute to an overall economic contraction across entire economies or markets, which may negatively impact the profitability of issuers operating in those economies or markets. In addition, geopolitical and other globally interconnected occurrences, including war, terrorism, economic uncertainty or financial crises, contagion, tariffs and trade disputes, government debt crises (including defaults or downgrades) or uncertainty about government debt payments, government shutdowns, public health crises, natural disasters, supply chain disruptions, climate change and related events or conditions, have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Adverse market conditions or disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by adverse market conditions or a particular market disruption, the duration and effects may not be the same for all types of assets.
Current military and other armed conflicts in various geographic regions, including those in Europe and the Middle East, can lead to, and have led to, economic and market disruptions, which may not be limited to the geographic region in which the conflict is occurring. Such conflicts can also result, and have resulted in some cases, in sanctions being levied by the United States, the European Union and/or other countries against countries or other actors involved in the conflict. In addition, such conflicts and related sanctions can adversely affect regional and global energy, commodities, financial and other markets and thus could affect the value of the fund's investments. The extent and duration of any military conflict, related sanctions and resulting economic and market disruptions are impossible to predict, but could be substantial.
Other market disruption events include pandemic spread of viruses, such as the novel coronavirus known as COVID-19, which have caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions, and may adversely affect the fund and its investments.
In addition, markets are becoming increasingly susceptible to disruption events resulting from the use of new and emerging technologies to engage in cyber-attacks or to take over the websites and/or social media accounts of companies, governmental entities or public officials, or to otherwise pose as or impersonate such, which then may be used to disseminate false or misleading information
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that can cause volatility in financial markets or for the securities of a particular company, group of companies, industry or other class of assets.
Adverse market conditions or particular market disruptions, such as those discussed above, may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments, as well as US and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the fund's foreign investments, prevent the fund from realizing the full value of its foreign investments or prevent the fund from selling foreign securities it holds. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. In addition, the fund may be limited in its ability to exercise its legal rights or enforce a counterparty's legal obligations in certain jurisdictions outside of the US. The foreign investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments. In addition, because non-US markets may be open on days when the fund does not price its shares, the value of the foreign securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Depositary receipt risk. Foreign investments in American Depositary Receipts and other depositary receipts may be less liquid than the underlying shares in their primary trading market. Certain of the depositary receipts in which the fund invests may be unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.
Emerging market securities risk. Investment in emerging markets subjects the fund to a greater risk of loss than investments in a developed market. This is due to, among other things, (i) greater market volatility, (ii) lower trading volume, (iii) political and economic instability, (iv) high levels of inflation, deflation or currency devaluation, (v) greater risk of market shut down, (vi) more governmental limitations on foreign investments and limitations on repatriation of invested capital than those typically found in a developed market, and (vii) the risk that companies may be held to lower disclosure, corporate governance, auditing and financial reporting standards than companies in more developed markets.
The financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility in the fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the US dollar.
Settlement practices for transactions in foreign markets, particularly in emerging markets, may differ from those in US markets. Such differences include delays beyond periods customary in the US and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement.” Failed settlements can result in losses to the fund. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Local agents are held only to the standards of care of their local markets.
Small and medium-sized company risk. Small and medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small and medium-sized companies, since they lack the financial resources of larger companies. Small and medium-sized company stocks are typically less liquid than large company stocks.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
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The fund may become more focused in particular industries, asset classes or sectors of the economy as a result of changes in the valuation of the fund’s investments or fluctuations in the fund’s assets, and the fund is not required to reduce such exposures under these circumstances.
Information technology sector risk. To the extent that the fund invests significantly in the information technology sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the information technology sector. Information technology companies are particularly vulnerable to government regulation and policies and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies also face competition for services of qualified personnel. Additionally, the products of information technology companies may face obsolescence due to rapid technological development and frequent new product introduction by competitors. Finally, information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.
Financials sector risk. To the extent that the fund invests significantly in the financials sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the financials sector. The financials sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition.
Certain events in the financials sector may cause an unusually high degree of volatility in the financial markets, and cause certain financials sector companies to incur large losses. Securities of financials sector companies may experience a decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the financials sector. Issuers that have exposure to the real estate, mortgage and credit markets can be particularly affected by market turmoil.
Derivatives risk. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Risks associated with derivatives may include the risk that the derivative is not well correlated with the underlying asset, security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation, which risk may be heightened in derivative transactions entered into “over-the-counter” (i.e., not on an exchange or contract market); and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund’s exposure to the market and magnify potential losses.
There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.
Forward currency contract risk. The fund invests in forward currency contracts to attempt to minimize the impact of changes in the value of the non-US currencies included in its Underlying Index against the US dollar.
These contracts may not be successful. To the extent the fund’s forward currency contracts are not successful in hedging against such changes, the US dollar value of your investment in the fund may go down if the value of the local currency of the non-US markets in which the fund invests depreciates against the US dollar. This is true even if the local currency value of securities in the fund’s holdings goes up. In order to minimize transaction costs or for other reasons, the fund’s exposure to the currencies included in the Underlying Index may not be fully hedged at all times. For example, the fund may not hedge against exposure to currencies that represent a relatively smaller portion of the Underlying Index. Furthermore, because no changes in the currency weights in each fund’s Underlying Index are made during the month to account for changes in each fund’s Underlying Index due to price movement of securities, corporate events, additions, deletions or any other changes, changes in the value of the non-US currencies included in the fund’s Underlying Index against the US dollar during the month may affect the value of the fund’s investment. Non-deliverable forward (“NDF”) contracts may be less liquid than deliverable forward currency contracts. A lack of liquidity in NDFs of the hedged currency could adversely affect the fund’s ability to hedge against currency fluctuations and properly track the Underlying Index.
A forward currency contract is a negotiated agreement between two parties to exchange specified amounts of two or more currencies at a specified future time at a specified rate. The rate specified by the forward currency contract can be higher or lower than the spot rate between the currencies that are the subject of the contract. Settlement of a forward currency contract for the purchase of most currencies typically must occur at a bank based in the issuing nation. By entering into a forward currency contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the fund
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may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the US dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the extent that forward currency contracts create exposure to currencies in which the fund’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the fund than if it had not entered into such contracts. Forward currency contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the fund’s volatility and may involve a significant amount of risk relative to the investment of cash.
Futures risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return and the potential loss from futures can exceed the fund’s initial investment in such contracts.
Counterparty risk. The foreign currency markets in which the fund effects its transactions are over-the-counter or “interdealer” markets. The counterparty to an over-the counter spot contract is generally a single bank or other financial institution rather than a clearing organization backed by a group of financial institutions. Participants in over-the-counter markets are typically not subject to the same credit evaluation and regulatory oversight as members of “exchange-based” markets. Because the fund executes over-the-counter transactions, the fund constantly takes credit risk with regard to parties with which it trades and may also bear the risk of settlement default. These risks may differ materially from those involved in exchange-traded transactions which generally are characterized by clearing organization guaranties, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from these protections and the fund is subject to the risk that a counterparty will not settle a transaction in accordance with agreed terms and conditions.
Further, if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The fund may obtain only limited recovery or may obtain no recovery in such circumstances. In addition, the fund may enter into agreements with a limited number of counterparties which may increase that fund’s exposure to counterparty credit risk.
Because a contract’s terms may provide for collateral to cover the variation margin exposure arising under the contract only if a minimum transfer amount is triggered, the fund may have an uncollateralized risk exposure to a counterparty.
The use of spot foreign exchange contracts may also expose the fund to legal risk, which is the risk of loss due to the unexpected application of a law or regulation, or because contracts are not legally enforceable.
Passive investing risk. Unlike a fund that is actively managed, in which portfolio management buys and sells securities based on research and analysis, the fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. Because the fund is designed to maintain a high level of exposure to the Underlying Index at all times, portfolio management generally will not buy or sell a security unless the security is added or removed, respectively, from the Underlying Index, and will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Index-related risk. The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. The Index Provider may cease publication of the Underlying Index or may terminate the license agreement allowing the fund to use the Underlying Index, either of which could have a material adverse effect on the fund. Market disruptions could cause delays in the Underlying Index’s reconstitution and rebalancing schedule. During any such delay, it is possible that the Underlying Index and, in turn, the fund will deviate from the Underlying Index’s stated methodology and therefore experience returns different than those that would have been achieved under a normal reconstitution and rebalancing schedule. Generally, the Index Provider does not provide any warranty, or accept any liability, with respect to the quality, accuracy or completeness of the Underlying Index or its related data, and does not guarantee that the Underlying Index will be in line with its stated methodology. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its stated methodology may occur from time to time and may not be identified and
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corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. The Advisor may have limited ability to detect such errors and neither the Advisor nor its affiliates provide any warranty or guarantee against such errors. Therefore, the gains, losses or costs associated with the Index Provider’s errors will generally be borne by the fund and its shareholders.
Index-related risk may be higher for a fund that tracks an index comprised of, or an index that includes, foreign securities, and in particular emerging markets securities, because regulatory and reporting requirements may differ from those in the US, resulting in a heightened risk of errors in the index data, index computation and/or index construction due to unreliable, out-dated or unavailable information.
Tracking error risk. The fund may be subject to tracking error, which is the divergence of the fund’s performance from that of the Underlying Index. The performance of the fund may diverge from that of the Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when reconstituting or rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure in order to track the Underlying Index. Moreover, the use of a representative sampling investment approach (i.e., investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index) may cause the fund’s return to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to government imposed legal restrictions or limitations, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other reasons. To the extent the fund calculates its net asset value based on fair value prices and the value of the Underlying Index is based on market prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. Tracking error risk may be heightened during times of increased market volatility or other unusual market conditions. For tax purposes, the fund may sell certain securities, and such sale may cause the fund to recognize a taxable gain or a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
The need to comply with the tax diversification and other requirements of the Internal Revenue Code of 1986, as amended, relating to regulated investment companies, may also impact the fund’s ability to replicate the performance of the Underlying Index. In addition, if the fund holds other instruments that are not included in the Underlying Index, the fund’s return may not correlate as well with the returns of the Underlying Index as would be the case if the fund purchased all the securities in the Underlying Index directly. Actions taken in response to proposed corporate actions could result in increased tracking error.
Tracking error risk may be higher for funds that track indices with significant weight in foreign issuers, and in particular emerging markets issuers, than funds that do not track such indices. The fund may also experience operational delays in establishing the necessary accounts and required regulatory approvals to trade, which may delay the fund's ability to hold securities.
For purposes of calculating the fund’s net asset value, the value of assets denominated in non-US currencies is converted into US dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers. This conversion may result in a difference between the prices used to calculate the fund’s net asset value and the prices used by the Underlying Index, which, in turn, could result in a difference between the fund’s performance and the performance of the Underlying Index.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from the NAV during periods of market volatility. Differences between secondary market prices and the value of the fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities held by the fund at a particular time. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. In addition, there may be times when the market price and the value of the fund’s holdings vary significantly and you may pay more than the value of the fund’s holdings when buying shares on the secondary market, and you may receive less than the value of the fund’s holdings when you sell those shares. While the creation/redemption feature is designed to make it likely
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that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or other market participants, or during periods of significant market volatility, may result in trading prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. If market makers exit the business or are unable to continue making markets in fund’s shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). The market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialist, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that shares may trade at a discount to the fund’s NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares. There are various methods by which investors can purchase and sell shares of the fund and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the fund.
In addition, the securities held by the fund may be traded in markets that close at a different time than the exchange on which the fund’s shares trade. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when an exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. More generally, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s market price. The bid-ask spread varies over time for shares of the fund based on the fund’s trading volume and market liquidity, and is generally lower if the fund has substantial trading volume and market liquidity, and higher if the fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The fund’s bid-ask spread may also be impacted by the liquidity of the underlying securities held by the fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities. If the markets for the fund’s portfolio securities experience decreased liquidity, the trading markets for the fund’s shares may also become less liquid with corresponding widening in the bid-ask spreads and differences between the market price and NAV of the fund’s shares. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund at NAV. In addition, transactions by large shareholders may account for a large percentage of the trading volume on an exchange and may, therefore, have a material effect on the market price of the fund’s shares.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss or recognize a gain that may be distributed to shareholders as a taxable distribution. This may be magnified in circumstances where redemptions from the fund may be higher than normal.
Geographic focus risk. Focusing investments in a single country or few countries, or regions, involves increased political, regulatory and other risks. Market swings in such a targeted country, countries or regions are likely to have a greater effect on fund performance than they would in a more geographically diversified fund.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers, index provider or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ or index provider’s assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers or index provider may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund
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counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers or index provider could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, index provider, fund counterparties, issuers of securities held by the fund or other market participants.
Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of the fund’s service providers, index provider or counterparties, issuers of securities held by the fund or other market participants or data within them. In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data.
Cyber-attacks, disruptions, or failures may adversely affect the fund and its shareholders or cause reputational damage and subject the fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. In addition, cyber-attacks, disruptions, or failures involving a fund counterparty could affect such counterparty’s ability to meet its obligations to the fund, which may result in losses to the fund and its shareholders. Similar types of operational and technology risks are also present for issuers of securities held by the fund, which could have material adverse consequences for such issuers, and may cause the fund’s investments to lose value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.
For example, the fund relies on various sources to calculate its NAV. Therefore, the fund is subject to certain operational risks associated with reliance on third party service providers and data sources. NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of the fund’s NAV and/or the inability to calculate NAV over extended time periods. The fund may be unable to recover any losses associated with such failures.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as Authorized Participants (“APs”). Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described in the section of this Prospectus entitled “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Non-diversification risk. At any given time, due to the composition of the Underlying Index, the fund may be classified as “non-diversified” and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. This may increase the fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the fund’s performance.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. A delay in the recovery of loaned securities could interfere with the fund’s ability to vote proxies or settle transactions. Delayed settlement may limit the ability of the fund to reinvest the proceeds of a sale of securities or prevent the fund from selling securities at times that may be appropriate to track the Underlying Index. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities, or a decline in the value of any investments made with cash collateral or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the securities.
Risks related to investing in Asia. Investment in securities of issuers in Asia involves risks and special considerations not typically associated with investment in the US securities markets. Certain Asian economies have experienced over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports and economic recessions. Economic events in any one Asian country can have a significant effect on the entire Asian region as well as on major trading partners outside Asia, and any adverse effect on some or all of the Asian countries and regions in which the fund invests. The securities markets in some Asian economies are relatively underdeveloped and may subject the fund to higher action costs or greater uncertainty than investments in more developed securities markets. Such risks may adversely affect the value of the fund’s investments.
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Governments of many Asian countries have implemented significant economic reforms in order to liberalize trade policy, promote foreign investment in their economies, reduce government control of the economy and develop market mechanisms. There can be no assurance these reforms will continue or that they will be effective. Despite reform and privatizations, significant regulation of investment and industry is still pervasive in many Asian countries and may restrict foreign ownership of domestic corporations and repatriation of assets, which may adversely affect fund investments. Governments in some Asian countries are authoritarian in nature, have been installed or removed as a result of military coups or have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection have led to social turmoil, violence and labor unrest in some countries. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. Investing in certain Asian countries involves risk of loss due to expropriation, nationalization, or confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested.
Some countries and regions in which the fund invests have experienced acts of terrorism or strained international relations due to territorial disputes, historical animosities or other defense concerns. For example, North and South Korea each have substantial military capabilities, and historical local tensions between the two countries present the risk of war. Any outbreak of hostilities between the two countries could have a severe adverse effect on the South Korean economy and securities markets. These and other security situations may cause uncertainty in the markets of these geographic areas and may adversely affect the performance of local economies.
Risk of investing in China. Investments in People’s Republic of China (“China” or the “PRC”) involve certain risks and special considerations, including the following:
Political and economic risk. The economy of China, which has been in a state of transition from a planned economy to a more market oriented economy, differs from the economies of most developed countries in many respects, including the level of government involvement, its state of development, its growth rate, control of foreign exchange, and allocation of resources. Although the majority of productive assets in China are still owned by the PRC government at various levels, in recent years, the PRC government has implemented economic reform measures emphasizing utilization of market forces in the development of the economy of China and a high level of management autonomy. The economy of China has experienced significant growth in recent decades, but growth has been uneven both geographically and among various sectors of the economy. Economic growth has also been accompanied by periods of high inflation. The PRC government has implemented various measures from time to time to control inflation and restrain the rate of economic growth. More recently, the Chinese economy has experienced a significant slowdown in growth, including declines in property values and increased defaults, weak consumer demand, increased youth unemployment and declines in exports and manufacturing. The Chinese government has implemented policies attempting to increase growth but it is unclear whether those efforts will be successful. In recent years, Chinese entities have incurred significant levels of debt and Chinese financial institutions currently hold relatively large amounts of non-performing debt. Thus, there exists a possibility that widespread defaults could occur, which could trigger a financial crisis, freeze Chinese debt and finance markets and make Chinese securities illiquid.
For several decades, the PRC government has carried out economic reforms to achieve decentralization and utilization of market forces to develop the economy of the PRC. These reforms have resulted in significant economic growth and social progress. However, there can be no assurance that the PRC government will continue to pursue such economic policies or that such policies, if pursued, will be successful. Any adjustment and modification of those economic policies may have an adverse impact on the securities markets in the PRC as well as the constituent securities of the Underlying Index. Further, the PRC government may from time to time adopt corrective measures to control the growth of the PRC economy which may also have an adverse impact on the capital growth and performance of the fund. Further, there is no assurance that the Chinese government will not revert to the economic policy of central planning that it implemented prior to 1978 or that such growth will be sustained in the future. An economic downturn in China would adversely impact the fund’s investments.
The willingness of the Chinese government to support the Chinese and Hong Kong economies and markets is uncertain and changes in government policy could significantly affect the markets in both China and Hong Kong. In addition, Taiwan's geographic proximity and history of political contention with China have resulted in ongoing tensions between the two countries and those tensions have increased in recent years. Increased tensions or conflict (whether actual or threatened) between Taiwan and China, including if China were to attempt unification of Taiwan by force, may significantly disrupt the Chinese and global markets and economies around the world, including the global semiconductor market given Taiwan's pivotal role in that market, and could have an adverse effect on an investment in China.
Political changes, social instability and adverse diplomatic developments in the PRC could result in the imposition of additional government restrictions including expropriation of assets, confiscatory taxes or nationalization of some or all of the property held by the issuers of the
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A-Shares in the fund’s Underlying Index. The laws, regulations, including the investment regulations, government policies and political and economic climate in China may change with little or no advance notice. Any such change could adversely affect market conditions and the performance of the Chinese economy and, thus, the value of securities in the fund’s portfolio.
The Chinese government continues to be an active participant in many economic sectors through ownership positions and regulations. The allocation of resources in China is subject to a high level of government control. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. Through its policies, the government may provide preferential treatment to particular industries or companies. Recently, the Chinese government has become more aggressive about regulating the operations of particular companies or sectors, including large companies which are indirectly listed in the US. These regulations may substantially limit or prohibit the operations of such companies and cause investors to lose some or all of the value of their investment. The policies set by the government could have a substantial effect on the Chinese economy and the fund’s investments.
Trade risk. The Chinese economy is export-driven and highly reliant on trade. The performance of the Chinese economy may differ favorably or unfavorably from the US economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. The domestic consumer class in China is still emergent, while the economy's dependence on exports may not be sustainable. Adverse changes to the economic conditions of its primary trading partners, such as the European Union, the US, Hong Kong, the Association of South East Asian Nations, and Japan, would adversely affect the Chinese economy and the fund’s investments.
In addition, as much of China’s growth over recent decades has been a result of significant investment in substantial export trade, international trade tensions may arise from time to time which can result in trade tariffs, embargoes, trade limitations, trade wars and other negative consequences. Changes to political and economic relationships, including recent trade and policy disputes and strained international relations, between China and other countries could have an adverse effect on an investment in China. Increasing tensions between China and its trading partners, including the US, have resulted in tariffs and other limitations, and may in the future result in additional measures or actions. These consequences may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry with a potentially severe negative impact to the fund. In addition, it is possible that the continuation or worsening of the current political climate could result in regulatory restrictions being contemplated or imposed in the US or in China that could have a material adverse effect on the fund’s ability to invest in accordance with its investment policies and/or achieve its investment objective. For example, in recent years, the US government has proposed or adopted numerous measures aimed at restricting trade with China:
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In May 2019, the President of the United States issued an executive order prohibiting certain transactions determined by the US Department of Commerce (“Commerce”) to involve foreign adversary information communications technology and services and to pose certain risks to US national security, technology or critical infrastructure (the “ICTS Order”). Commerce issued interim regulations implementing the ICTS Order in January 2021, followed by final regulations in December 2024 which took effect in February 2025, establishing procedures for Commerce's review of covered ICTS transactions. China has been designated as a foreign adversary for purposes of these regulations.
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In July 2020, the President’s Working Group on Financial Markets (“PWG”) proposed a number of regulatory changes aimed at addressing potential risks to US investors from investments in issuers that provide limited access to their financial statements, including Chinese companies. The PWG’s proposals included having the SEC consider encouraging or requiring US registered funds to conduct additional due diligence on an index’s exposure to such issuers and how the index provider addresses concerns arising from limited availability of such issuers’ financial information. If the SEC adopts these proposals, they could have a material adverse effect on the fund’s ability to continue tracking the Underlying Index.
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In June 2021, the President of the United States issued an executive order (“CMIC Order”) prohibiting US persons, including the fund, from purchasing or selling publicly traded securities (including publicly traded securities that are derivative of, or are designed to provide exposure to, such securities) of any Chinese company identified as a Chinese Military Industrial Complex Company (“CMIC”). This prohibition, effective August 2, 2021, expands on similar sanctions imposed by the prior administration on certain designated Chinese military companies (“CCMCs”) that took effect in January 2021. To the extent that any company in the Underlying Index is identified as a CMIC at any time (or was previously designated as a CCMC), it may have a material adverse effect on the fund’s ability to track its Underlying Index.
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In December 2020, the Holding Foreign Companies Accountable Act (“HFCAA”) was signed into law. Since the HFCAA was signed, the SEC has placed many Chinese companies listed on a US stock exchange on a watchlist, indicating that securities of foreign issuers (including China) will be de-listed from US stock exchanges if those companies do not permit US oversight of the auditing of their financial information. On December 15, 2022, the Public Company Accounting Oversight Board (“PCAOB”) announced that it had secured complete access to inspect and investigate accounting firms located in China. The ultimate impact of the HFCAA is unclear at this time, but to the extent that the fund currently transacts in securities of a foreign company in the Underlying Index on a US exchange but is unable to do so in the future, the fund will have to seek other markets in which to transact in such securities or obtain exposure to such securities through alternative means (such as derivatives), either of which could increase the fund’s costs and have a material adverse effect on the fund’s ability to continue tracking the Underlying Index.
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The Chair of the SEC announced in July 2021 that the SEC would be requiring additional disclosures about the corporate structure of Chinese companies listing in the US (pursuant to which US investors own shares in an offshore shell company rather than the Chinese company itself) and the risks to US investors, including the risks of such companies being delisted from the US exchange under the HFCAA.
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Finally, in August 2023, the President of the United States issued an executive order (the “Critical Technologies Order”) directing the US Department of the Treasury (“Treasury”) to promulgate regulations requiring disclosure of or restricting investments in China in the following technologies: semiconductors and microelectronics, quantum information, and certain artificial intelligence technologies. In October 2024, Treasury issued final regulations implementing the Critical Technologies Order, which took effect in January 2025 and imposed certain investment restrictions and disclosure requirements with respect to certain types of investments in China in the aforementioned set of technologies. The final regulations exempt certain types of transactions from coverage, including investments in publicly-traded securities such as A-Shares although this exemption is subject to certain limitations.
From time to time China has experienced outbreaks of infectious illnesses, such as the novel coronavirus known as COVID-19, and the country may be subject to other infectious illnesses, diseases or other public health emergencies in the future. Any public health emergency could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy, which in turn could adversely affect the fund’s investments. These risks may be heightened to the extent
China pursues a “zero COVID” or similar strategy that attempts to eradicate the incidence of a disease for extended periods, thus leading to shutdowns or other interventions which affect the Chinese and/or global economy for periods beyond that which might be caused by the public health policies of other countries.
Inflation. Economic growth in China has historically been accompanied by periods of high inflation. Beginning in 2004, the Chinese government commenced the implementation of various measures to control inflation, which included the tightening of the money supply, the raising of interest rates and more stringent control over certain industries. If these measures are not successful, and if inflation were to steadily increase, the performance of the Chinese economy and the fund’s investments could be adversely affected.
Nationalization and expropriation. After the formation of the Chinese socialist state in 1949, the Chinese government renounced various debt obligations and nationalized private assets without providing any form of compensation. There can be no assurance that the Chinese government will not take similar actions in the future. Accordingly, an investment in the fund involves a risk of a total loss.
Hong Kong policy. As part of Hong Kong’s transition from British to Chinese sovereignty in 1997, China agreed to allow Hong Kong to maintain a high degree of autonomy with regard to its political, legal and economic systems for a period of at least 50 years. China controls matters that relate to defense and foreign affairs. Under the agreement, China does not tax Hong Kong, does not limit the exchange of the Hong Kong dollar for foreign currencies and does not place restrictions on free trade in Hong Kong. However, there is no guarantee that China will continue to honor the agreement, and China may change its policies regarding Hong Kong at any time. As of July 2020, the Chinese Standing Committee of the National People's Congress enacted the Law of the PRC on Safeguarding National Security in the Hong Kong Special Administrative Region, (the “Hong Kong Law”), which imposed substantial limits on Hong Kong’s political and legal autonomy in a manner widely considered within Hong Kong and by other countries as a violation of China’s agreement in 1997. Hong Kong has experienced wide protests and extensive turmoil before and after the enactment of this law. Also as of July 2020, Hong Kong is no longer afforded preferential economic treatment by the United States under US law, and there is uncertainty as to how the economy of Hong Kong will be affected. Any further changes in China's policies could adversely affect market conditions and the performance of the Chinese economy and, thus, the value of securities in the fund’s portfolio.
Chinese securities markets. The securities markets in China have a limited operating history and are not as developed as those in the US. The markets tend to be smaller in size, have less liquidity and historically have had
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greater volatility than markets in the US and some other countries. In addition, under normal market conditions, there is less regulation and monitoring of Chinese securities markets and the activities of investors, brokers and other participants than in the US. Accordingly, issuers of securities in China are not subject to the same degree of regulation as are US issuers with respect to such matters as insider trading rules, tender offer regulation, stockholder proxy requirements and the requirements mandating timely disclosure of information. During periods of significant market volatility, the Chinese government has, from time to time, intervened in its domestic securities markets to a greater degree than would be typical in more developed markets, including both direct and indirect market stabilization efforts, which may affect valuations of Chinese issuers. Stock markets in China are in the process of change and further development. This may lead to trading volatility, difficulty in the settlement and recording of transactions and difficulty in interpreting and applying the relevant regulations.
Available disclosure about Chinese companies. Chinese companies are required to follow Chinese accounting standards and practices, which only follow international accounting standards to a certain extent. However, the accounting, auditing and financial reporting standards and practices applicable to PRC companies, including those listed on US exchanges, may be less rigorous, and there may be significant differences between financial statements prepared in accordance with Chinese accounting standards and practice and those prepared in accordance with international accounting standards. In particular, the assets and profits appearing on the financial statements of a Chinese issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with US Generally Accepted Accounting Principles. The quality of audits in China may be unreliable, which may require enhanced procedures. Consequently, the fund may not be provided the same degree of protection or information as would generally apply in developed countries and the fund may be exposed to significant losses. There is also substantially less publicly available information about Chinese issuers than there is about US issuers. Therefore, disclosure of certain material information may not be made, and less information may be available to the fund and other investors than would be the case if the fund’s investments were restricted to securities of US issuers. Under the HFCAA, Chinese companies with securities listed in the US may be delisted if they do not meet US accounting and auditor oversight requirements, which could cause the fund to seek other markets in which to transact in such securities or obtain exposure to such securities through alternative means (such as derivatives), either of which could increase the fund's costs and have a material adverse effect on the fund's ability to continue tracking the Underlying Index.
Chinese corporate and securities law. Legal principles relating to corporate affairs and the validity of corporate procedures, directors’ fiduciary duties and liabilities and stockholders’ rights often differ from those that may apply in the US and other countries. Chinese laws providing protection to investors, such as laws regarding the fiduciary duties of officers and directors, are undeveloped and will not provide investors, such as the fund, with protection in all situations where protection would be provided by comparable laws in the US.
China lacks a national set of laws that address all issues that may arise with regard to a foreign investor such as the fund. It may therefore be difficult for the fund to enforce its rights as an investor under Chinese corporate and securities laws, and it may be difficult or impossible for the fund to obtain a judgment in court. Moreover, as Chinese corporate and securities laws continue to develop, these developments may adversely affect foreign investors, such as the fund.
Due to restrictions on foreign ownership of Chinese companies imposed under Chinese law, Chinese companies that are listed in the US typically do not offer common stock in the company itself to US investors. Rather, Chinese companies typically offer shares of an offshore shell company (typically referred to as a “variable interest entity” or “VIE”) that has entered into service and other contracts with the Chinese company. Accordingly, US investors in Chinese companies listed on a US stock exchange do not actually own shares of the Chinese company itself. The US-listed shell company does not control the Chinese company and must rely on the Chinese company to perform its contractual obligations (which, as noted above, are governed by Chinese corporate and securities laws that are less protective of shareholders than US laws). Moreover, the Chinese government may at any time invalidate or limit the contracts between a Chinese company and the offshore shell company which is offering shares in the US, which may result in the partial or total loss of the value of a US investor's shares in the offshore shell company even if a direct investment in the Chinese company would retain value.
Other sanctions and embargoes. From time to time, certain of the companies in which the fund expects to invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the US government and the United Nations and/or countries identified by the US government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the US government and the United Nations and/or countries identified by the US government as state sponsors of terrorism. As an investor in such companies, the fund will be indirectly subject to those risks.
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Risks related to investing in Taiwan. Investments in Taiwanese issuers may subject the fund to legal, regulatory, political, currency and economic risks that are specific to Taiwan. Specifically, Taiwan’s geographic proximity and history of political contention with China have resulted in ongoing tensions between the two countries. These tensions may materially affect the Taiwanese economy and its securities market. Taiwan is a small island state with few raw material resources and limited land area and thus it relies heavily on imports for its commodity needs. Any fluctuations or shortages in the commodity markets could have a negative impact on the Taiwanese economy. Also, rising labor costs and increasing environmental consciousness have led some labor-intensive industries to relocate to countries with cheaper work forces, and continued labor outsourcing may adversely affect the Taiwanese economy. Taiwan’s economy also is intricately linked with economies of other Asian countries, which are often emerging market economies that often experience overextensions of credit, frequent and pronounced currency fluctuations, devaluations and restrictions, rising unemployment and fluctuations in inflation. Political and social unrest in other Asian countries could cause further economic and market uncertainty in Taiwan. Taiwan’s economy is export-oriented, so it depends on an open world trade regime and remains vulnerable to fluctuations in the world economy. In particular, the Taiwanese economy is dependent on the economies of Japan and China, and also the US, and a reduction in purchases by any of them of Taiwanese products and services or negative changes in their economies would likely have an adverse impact on the Taiwanese economy.
Risks of investing in India. India is an emerging market country and exhibits significantly greater market volatility from time to time in comparison to more developed markets. Investments in Indian issuers involve risks that are specific to India, including legal, regulatory, political, currency and economic risks. The securities markets in India are relatively underdeveloped and may subject the fund to higher transaction costs or greater uncertainty than investments in more developed securities markets. Political and legal uncertainty, greater government control over the economy, currency fluctuations or blockage, and the risk of nationalization or expropriation of assets may result in an increased risk of loss. In addition, religious and border disputes persist in India. India has experienced acts of terrorism and has strained international relations with Pakistan, Bangladesh, China, Sri Lanka and other neighbors due to territorial disputes, historical animosities, terrorism, defense concerns and other security concerns. These situations may cause uncertainty in the Indian market and may adversely affect the Indian economy. Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. For example, India is heavily dependent upon trading with key partners and any reduction in this trading may have an adverse impact on the fund’s investments. All of the foregoing risk factors have the potential to increase the fund's risk of loss.
Cash redemption risk. Because the fund invests a portion of its assets in forward currency contracts, the fund may pay out a portion of its redemption proceeds in cash rather than through the in-kind delivery of portfolio securities. In addition, the fund may be required to unwind such contracts or sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. This may cause the fund to recognize income that it might not have incurred if it had made a redemption in-kind. As a result the fund may pay out more taxable distributions than if the in-kind redemption process was used. Only APs who have entered into an agreement with the fund’s distributor may redeem shares from the fund directly; all other investors buy and sell shares at market prices on an exchange.
Xtrackers MSCI EAFE Hedged Equity ETF
Investment Objective
The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI EAFE US Dollar Hedged Index.
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI EAFE US Dollar Hedged Index (the “Underlying Index”), which is designed to track developed market performance while seeking to mitigate exposure to fluctuations between the value of the US dollar and the currencies of the countries included in the Underlying Index. The fund uses a full replication indexing strategy to seek to track the Underlying Index. As such, the fund invests directly in the component securities of the Underlying Index in substantially the same weightings in which they are represented in the Underlying Index. If it is not possible for the fund to acquire component securities due to limited availability or regulatory restrictions, the fund may use a representative sampling indexing strategy to seek to track the Underlying Index instead of a full replication indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield), and liquidity measures similar to those of the Underlying Index. The fund may or may not hold all of the securities in the Underlying Index when using a representative sampling indexing strategy. The fund will invest at least
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80% of its total assets (but typically far more) in component securities (including depositary receipts in respect of such securities) of the Underlying Index. Due to regulatory changes, effective June 11, 2026, the fund will replace this 80% investment policy and related disclosures set forth in this prospectus. Specifically, effective June 11, 2026, under normal circumstances, the fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in component securities (including depositary receipts in respect of such securities) of the Underlying Index. Derivative instruments that provide exposure to the investments above or exposure to one or more market risk factors associated with such investments are included in the fund’s 80% investment policy, consistent with the fund’s investment policies and limitations with respect to investments in derivatives.
As of July 31, 2025, the Underlying Index consisted of 719 securities, with an average market capitalization of approximately $34.47 billion and a minimum market capitalization of approximately $4.31 billion, from issuers in the following countries (may reflect depository receipts or country of domicile): Australia, Austria, Belgium, Brazil, Chile, China, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Jersey Channel Islands, Jordan, Luxembourg, Macau, Netherlands, New Zealand, Norway, Poland, Portugal, Singapore, South Korea, Spain, Sweden, Switzerland, United Kingdom and the United States. Under normal circumstances, the Underlying Index is rebalanced monthly. The fund changes its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to the fund’s schedule of portfolio changes.
The fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the equity securities of issuers from Europe, Australia and the Far East and in instruments designed to hedge against the fund’s exposure to non-US currencies. As of July 31, 2025, a significant percentage of the Underlying Index was comprised of securities of issuers from Japan.
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of July 31, 2025, a significant percentage of the Underlying Index was comprised of issuers in the financials and industrials sectors. The fund’s exposure to particular sectors or countries may change over time to correspond to changes in the Underlying Index.
The fund may also invest in depositary receipts in respect of equity securities that comprise its Underlying Index to seek performance that corresponds to the fund’s respective Underlying Index. Investments in such depositary receipts will count towards the fund’s 80% investment policy discussed above with respect to instruments that comprise the applicable Underlying Index. The fund will not invest in any unlisted depositary receipt or any depositary receipt that the Advisor deems illiquid at the time of purchase or for which pricing information is not readily available.
The fund may invest its remaining assets in other securities, including securities not in the Underlying Index, cash and cash equivalents, money market instruments, such as repurchase agreements or money market funds (including money market funds advised by the Advisor or its affiliates (subject to applicable limitations under the Investment Company Act of 1940, as amended (the “1940 Act”), or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index) and in certain types of derivatives instruments (see “Derivatives” subsection).
The fund may become “non-diversified,” as defined under the Investment Company Act of 1940, as amended, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. Shareholder approval will not be sought when the fund crosses from diversified to non-diversified status under such circumstances.
The fund or securities referred to herein are not sponsored, endorsed, issued, sold or promoted by MSCI (the “Index Provider”), and MSCI bears no liability with respect to the fund or securities or any index on which the fund or securities are based. The Prospectus contains a more detailed description of the limited relationship MSCI has with DBX Advisors LLC and any related funds.
Derivatives. The fund may invest in derivatives, which are financial instruments whose performance is derived, at least in part, from the performance of an underlying asset, security or index. In particular, portfolio management may use deliverable or non-deliverable forward (“NDF”) currency contracts to hedge the fund’s currency exposure. The fund hedges each foreign currency in the portfolio to US dollars by selling the applicable foreign currency forward at the one-month forward rate published by WM/Reuters.
The amount of forward contracts in the fund is based on the aggregate exposure of the fund and Underlying Index to each non-US currency based on currency weights as of the beginning of each month. While this approach is designed to minimize the impact of currency fluctuations on fund returns, this does not necessarily eliminate exposure to all currency fluctuations. The return of the forward currency contracts may not perfectly offset the actual fluctuations of non-US currencies relative to the US dollar. The fund may use NDF contracts to execute its hedging transactions. An NDF is a contract where there is no physical settlement of two currencies at maturity (as opposed to deliverable forward contracts, which per their terms are settled by physical delivery of the currencies).
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Rather, based on the movement of the currencies and the contractually agreed upon exchange rate, a net cash settlement is made by one party to the other in US dollars.
Portfolio management may also use futures contracts, options on futures contracts and other types of derivatives in seeking performance that corresponds to the Underlying Index and will not use such instruments for speculative purposes. The fund expects to use futures contracts to a limited extent in seeking performance that corresponds to the Underlying Index. A futures contract is a standardized exchange traded agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time.
In addition, the fund may invest in structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index).
Securities lending. The fund may lend securities (up to one-third of total assets) to approved institutions, such as registered broker-dealers, pooled investment vehicles, banks and other financial institutions. In connection with such loans, the fund receives liquid collateral in an amount that is based on the type and value of the securities being lent, with riskier securities generally requiring higher levels of collateral.
Underlying Index Information
MSCI EAFE US Dollar Hedged Index
The MSCI EAFE 100% Hedged to USD Index is designed to represent a close estimation of the performance that can be achieved by hedging the currency exposures of its parent index, the MSCI EAFE Index, to the US dollar, the “home” currency for the hedged index. The index is 100% hedged to the US dollar by selling each foreign currency forward at the one-month forward rate. The parent index is composed of large and mid cap stocks across developed markets countries (as defined by the Index Provider) excluding the United States and Canada. See the Appendix for additional information on MSCI's Global Investable Markets Indexes Methodology.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. High market volatility may also result from significant shifts in momentum of one or more specific stocks due to unusual increases or decreases in trading activity. Momentum can change quickly, and securities subject to shifts in momentum may be more volatile than the market as a whole and returns on such securities may drop precipitously. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Market disruption risk. Economies and financial markets throughout the world have become increasingly interconnected, which has increased the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. This includes reliance on global supply chains that are susceptible to disruptions resulting from, among other things, war and other armed conflicts, tariffs, extreme weather events, and natural disasters. Such supply chain disruptions can lead to, and have led to, economic and market disruptions that have far-reaching effects on financial markets worldwide. The value of the fund’s investments may be negatively affected by adverse changes in overall economic or market conditions, such as the level of economic activity and productivity, unemployment and labor force participation rates, inflation or deflation (and expectations for inflation or deflation), interest rates, demand and supply for particular products or resources including labor, debt levels and credit ratings, and trade policies, among other factors. Such adverse conditions may contribute to an overall economic contraction across entire economies or markets, which may negatively impact the profitability of issuers operating in those economies or markets. In addition, geopolitical and other globally interconnected occurrences, including war, terrorism, economic uncertainty or financial crises, contagion, tariffs and trade disputes, government debt crises (including defaults or downgrades) or uncertainty about government debt payments, government shutdowns, public health crises, natural disasters, supply chain disruptions, climate change and related events or conditions, have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial
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market volatility and have significant adverse direct or indirect effects on the fund and its investments. Adverse market conditions or disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by adverse market conditions or a particular market disruption, the duration and effects may not be the same for all types of assets.
Current military and other armed conflicts in various geographic regions, including those in Europe and the Middle East, can lead to, and have led to, economic and market disruptions, which may not be limited to the geographic region in which the conflict is occurring. Such conflicts can also result, and have resulted in some cases, in sanctions being levied by the United States, the European Union and/or other countries against countries or other actors involved in the conflict. In addition, such conflicts and related sanctions can adversely affect regional and global energy, commodities, financial and other markets and thus could affect the value of the fund's investments. The extent and duration of any military conflict, related sanctions and resulting economic and market disruptions are impossible to predict, but could be substantial.
Other market disruption events include pandemic spread of viruses, such as the novel coronavirus known as COVID-19, which have caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions, and may adversely affect the fund and its investments.
In addition, markets are becoming increasingly susceptible to disruption events resulting from the use of new and emerging technologies to engage in cyber-attacks or to take over the websites and/or social media accounts of companies, governmental entities or public officials, or to otherwise pose as or impersonate such, which then may be used to disseminate false or misleading information that can cause volatility in financial markets or for the securities of a particular company, group of companies, industry or other class of assets.
Adverse market conditions or particular market disruptions, such as those discussed above, may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments, as well as US and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the fund's foreign investments, prevent the fund from realizing the full value of its foreign investments or prevent the fund from selling foreign securities it holds. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. In addition, the fund may be limited in its ability to exercise its legal rights or enforce a counterparty's legal obligations in certain jurisdictions outside of the US. The foreign investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments. In addition, because non-US markets may be open on days when the fund does not price its shares, the value of the foreign securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Depositary receipt risk. Foreign investments in American Depositary Receipts and other depositary receipts may be less liquid than the underlying shares in their primary trading market. Certain of the depositary receipts in which the fund invests may be unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.
European investment risk. European financial markets have experienced volatility in recent years and have been adversely affected by concerns about economic downturns, credit rating downgrades, rising government debt level and possible default on or restructuring of government debt in several European countries. A default or debt restructuring by any European country would adversely impact holders of that country’s debt, and sellers of credit default swaps linked to that country’s creditworthiness.
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Most countries in Western Europe are members of the European Union (EU), which faces major issues involving its membership, structure, procedures and policies.
European countries are also significantly affected by fiscal and monetary controls implemented by the European Economic and Monetary Union (EMU), and it is possible that the timing and substance of these controls may not address the needs of all EMU member countries. Investing in euro-denominated securities also risks exposure to a currency that may not fully reflect the strengths and weaknesses of the disparate economies that comprise Europe. There is continued concern over member state-level support for the euro, which could lead to certain countries leaving the EMU, the implementation of currency controls, or potentially the dissolution of the euro. The dissolution of the euro could have significant negative effects on European financial markets.
Small and medium-sized company risk. Small and medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small and medium-sized companies, since they lack the financial resources of larger companies. Small and medium-sized company stocks are typically less liquid than large company stocks.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance. The fund may become more focused in particular industries, asset classes or sectors of the economy as a result of changes in the valuation of the fund’s investments or fluctuations in the fund’s assets, and the fund is not required to reduce such exposures under these circumstances.
Financials sector risk. To the extent that the fund invests significantly in the financials sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the financials sector. The financials sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition.
Certain events in the financials sector may cause an unusually high degree of volatility in the financial markets, and cause certain financials sector companies to incur large losses. Securities of financials sector companies may experience a decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the financials sector. Issuers that have exposure to the real estate, mortgage and credit markets can be particularly affected by market turmoil.
Industrials sector risk. To the extent that the fund invests significantly in the industrials sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the industrials sector. Companies in the industrials sector may be adversely affected by changes in government regulation, tariffs and trade policy, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.
Derivatives risk. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Risks associated with derivatives may include the risk that the derivative is not well correlated with the underlying asset, security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation, which risk may be heightened in derivative transactions entered into “over-the-counter” (i.e., not on an exchange or contract market); and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund’s exposure to the market and magnify potential losses.
There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.
Forward currency contract risk. The fund invests in forward currency contracts to attempt to minimize the impact of changes in the value of the non-US currencies included in its Underlying Index against the US dollar.
These contracts may not be successful. To the extent the fund’s forward currency contracts are not successful in hedging against such changes, the US dollar value of your investment in the fund may go down if the value of the local currency of the non-US markets in which the fund invests depreciates against the US dollar. This is true even if the local currency value of securities in the fund’s holdings goes up. In order to minimize transaction costs or for other reasons, the fund’s exposure to the currencies included in the Underlying Index may not be fully hedged at all times. For example, the fund may not hedge against exposure to currencies that represent a relatively smaller portion of the Underlying Index. Furthermore, because no
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changes in the currency weights in each fund’s Underlying Index are made during the month to account for changes in each fund’s Underlying Index due to price movement of securities, corporate events, additions, deletions or any other changes, changes in the value of the non-US currencies included in the fund’s Underlying Index against the US dollar during the month may affect the value of the fund’s investment. Non-deliverable forward (“NDF”) contracts may be less liquid than deliverable forward currency contracts. A lack of liquidity in NDFs of the hedged currency could adversely affect the fund’s ability to hedge against currency fluctuations and properly track the Underlying Index.
A forward currency contract is a negotiated agreement between two parties to exchange specified amounts of two or more currencies at a specified future time at a specified rate. The rate specified by the forward currency contract can be higher or lower than the spot rate between the currencies that are the subject of the contract. Settlement of a forward currency contract for the purchase of most currencies typically must occur at a bank based in the issuing nation. By entering into a forward currency contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the US dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the extent that forward currency contracts create exposure to currencies in which the fund’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the fund than if it had not entered into such contracts. Forward currency contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the fund’s volatility and may involve a significant amount of risk relative to the investment of cash.
Futures risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return and the potential loss from futures can exceed the fund’s initial investment in such contracts.
Counterparty risk. The foreign currency markets in which the fund effects its transactions are over-the-counter or “interdealer” markets. The counterparty to an over-the counter spot contract is generally a single bank or other financial institution rather than a clearing organization backed by a group of financial institutions. Participants in over-the-counter markets are typically not subject to the same credit evaluation and regulatory oversight as members of “exchange-based” markets. Because the fund executes over-the-counter transactions, the fund constantly takes credit risk with regard to parties with which it trades and may also bear the risk of settlement default. These risks may differ materially from those involved in exchange-traded transactions which generally are characterized by clearing organization guaranties, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from these protections and the fund is subject to the risk that a counterparty will not settle a transaction in accordance with agreed terms and conditions.
Further, if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The fund may obtain only limited recovery or may obtain no recovery in such circumstances. In addition, the fund may enter into agreements with a limited number of counterparties which may increase that fund’s exposure to counterparty credit risk.
Because a contract’s terms may provide for collateral to cover the variation margin exposure arising under the contract only if a minimum transfer amount is triggered, the fund may have an uncollateralized risk exposure to a counterparty.
The use of spot foreign exchange contracts may also expose the fund to legal risk, which is the risk of loss due to the unexpected application of a law or regulation, or because contracts are not legally enforceable.
Passive investing risk. Unlike a fund that is actively managed, in which portfolio management buys and sells securities based on research and analysis, the fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. Because the fund is designed to maintain a high level of exposure to the Underlying Index at all times, portfolio management generally will not buy or sell a security unless the security is added or removed, respectively, from the Underlying Index, and will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
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Index-related risk. The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. The Index Provider may cease publication of the Underlying Index or may terminate the license agreement allowing the fund to use the Underlying Index, either of which could have a material adverse effect on the fund. Market disruptions could cause delays in the Underlying Index’s reconstitution and rebalancing schedule. During any such delay, it is possible that the Underlying Index and, in turn, the fund will deviate from the Underlying Index’s stated methodology and therefore experience returns different than those that would have been achieved under a normal reconstitution and rebalancing schedule. Generally, the Index Provider does not provide any warranty, or accept any liability, with respect to the quality, accuracy or completeness of the Underlying Index or its related data, and does not guarantee that the Underlying Index will be in line with its stated methodology. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its stated methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. The Advisor may have limited ability to detect such errors and neither the Advisor nor its affiliates provide any warranty or guarantee against such errors. Therefore, the gains, losses or costs associated with the Index Provider’s errors will generally be borne by the fund and its shareholders.
Index-related risk may be higher for a fund that tracks an index comprised of, or an index that includes, foreign securities because regulatory and reporting requirements may differ from those in the US, resulting in a heightened risk of errors in the index data, index computation and/or index construction due to unreliable, outdated or unavailable information.
Tracking error risk. The fund may be subject to tracking error, which is the divergence of the fund’s performance from that of the Underlying Index. The performance of the fund may diverge from that of the Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when reconstituting or rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure in order to track the Underlying Index. Moreover, the use of a representative sampling investment approach (i.e., investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index) may cause the fund’s return to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to government imposed legal restrictions or limitations, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other reasons. To the extent the fund calculates its net asset value based on fair value prices and the value of the Underlying Index is based on market prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. Tracking error risk may be heightened during times of increased market volatility or other unusual market conditions. For tax purposes, the fund may sell certain securities, and such sale may cause the fund to recognize a taxable gain or a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
The need to comply with the tax diversification and other requirements of the Internal Revenue Code of 1986, as amended, relating to regulated investment companies, may also impact the fund’s ability to replicate the performance of the Underlying Index. In addition, if the fund holds other instruments that are not included in the Underlying Index, the fund’s return may not correlate as well with the returns of the Underlying Index as would be the case if the fund purchased all the securities in the Underlying Index directly. Actions taken in response to proposed corporate actions could result in increased tracking error.
Tracking error risk may be higher for funds that track indices with significant weight in foreign issuers than funds that do not track such indices. The fund may also experience operational delays in establishing the necessary accounts and required regulatory approvals to trade, which may delay the fund’s ability to hold securities.
For purposes of calculating the fund’s net asset value, the value of assets denominated in non-US currencies is converted into US dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers. This conversion may result in a difference between the prices used to calculate the fund’s net
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asset value and the prices used by the Underlying Index, which, in turn, could result in a difference between the fund’s performance and the performance of the Underlying Index.
Market price risk. Fund shares are listed for trading on the exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from the NAV during periods of market volatility. Differences between secondary market prices and the value of the fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities held by the fund at a particular time. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. In addition, there may be times when the market price and the value of the fund’s holdings vary significantly and you may pay more than the value of the fund’s holdings when buying shares on the secondary market, and you may receive less than the value of the fund’s holdings when you sell those shares. While the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or other market participants, or during periods of significant market volatility, may result in trading prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. If market makers exit the business or are unable to continue making markets in fund’s shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). The market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialist, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that shares may trade at a discount to the fund’s NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares. There are various methods by which investors can purchase and sell shares of the fund and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the fund.
In addition, the securities held by the fund may be traded in markets that close at a different time than the exchange on which the fund’s shares trade. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. More generally, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s market price. The bid-ask spread varies over time for shares of the fund based on the fund’s trading volume and market liquidity, and is generally lower if the fund has substantial trading volume and market liquidity, and higher if the fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The fund’s bid-ask spread may also be impacted by the liquidity of the underlying securities held by the fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities. If the markets for the fund’s portfolio securities experience decreased liquidity, the trading markets for the fund’s shares may also become less liquid with corresponding widening in the bid-ask spreads and differences between the market price and NAV of the fund’s shares. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund at NAV. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the exchange and may, therefore, have a material effect on the market price of the fund’s shares.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss or recognize a gain that may be distributed to shareholders as a taxable distribution. This may be magnified in circumstances where redemptions from the fund may be higher than normal.
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Geographic focus risk. Focusing investments in a single country or few countries, or regions, involves increased political, regulatory and other risks. Market swings in such a targeted country, countries or regions are likely to have a greater effect on fund performance than they would in a more geographically diversified fund.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers, index provider or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ or index provider’s assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers or index provider may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers or index provider could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, index provider, fund counterparties, issuers of securities held by the fund or other market participants.
Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of the fund’s service providers, index provider or counterparties, issuers of securities held by the fund or other market participants or data within them. In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data.
Cyber-attacks, disruptions, or failures may adversely affect the fund and its shareholders or cause reputational damage and subject the fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. In addition, cyber-attacks, disruptions, or failures involving a fund counterparty could affect such counterparty’s ability to meet its obligations to the fund, which may result in losses to the fund and its shareholders. Similar types of operational and technology risks are also present for issuers of securities held by the fund, which could have material adverse consequences for such issuers, and may cause the fund’s investments to lose value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.
For example, the fund relies on various sources to calculate its NAV. Therefore, the fund is subject to certain operational risks associated with reliance on third party service providers and data sources. NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of the fund’s NAV and/or the inability to calculate NAV over extended time periods. The fund may be unable to recover any losses associated with such failures.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as Authorized Participants (“APs”). Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described in the section of this Prospectus entitled “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Non-diversification risk. At any given time, due to the composition of the Underlying Index, the fund may be classified as “non-diversified” and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. This may increase the fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the fund’s performance.
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Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. A delay in the recovery of loaned securities could interfere with the fund’s ability to vote proxies or settle transactions. Delayed settlement may limit the ability of the fund to reinvest the proceeds of a sale of securities or prevent the fund from selling securities at times that may be appropriate to track the Underlying Index. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities, or a decline in the value of any investments made with cash collateral or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the securities.
Risks related to investing in Japan. The growth of Japan’s economy has historically lagged behind that of its Asian neighbors and other major developed economies. The Japanese economy is heavily dependent on international trade and has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies and the economic conditions of its trading partners. Japan’s relations with its neighbors, particularly China, North Korea, South Korea and Russia, have at times been strained due to territorial disputes, historical animosities and defense concerns. Most recently, the Japanese government has shown concern over the increased nuclear and military activity by North Korea. Strained relations may cause uncertainty in the Japanese markets and adversely affect the overall Japanese economy in times of crisis. China has become an important trading partner with Japan, yet the countries’ political relationship has become strained. Should political tension increase, it could adversely affect the economy, especially the export sector, and destabilize the region as a whole. Japan is located in a part of the world that has historically been prone to natural disasters such as earthquakes, volcanoes and tsunamis and is economically sensitive to environmental events. Any such event could result in a significant adverse impact on the Japanese economy. Japan also remains heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the economy. Furthermore, Japanese corporations often engage in high levels of corporate leveraging, extensive cross-purchases of the securities of other corporations and are subject to a changing corporate governance structure. Japan may be subject to risks relating to political, economic and labor risks. Any of these risks, individually or in the aggregate, could adversely affect investments in the fund.
Historically, Japan has been subject to unpredictable national politics and may experience frequent political turnover. Future political developments may lead to changes in policy that might adversely affect the fund’s investments. In addition, the Japanese economy faces several concerns, including a financial system with large levels of nonperforming loans, over-leveraged corporate balance sheets, extensive cross-ownership by major corporations, a changing corporate governance structure, and large government deficits. The Japanese yen has fluctuated widely at times and any increase in its value may cause a decline in exports that could weaken the economy. Furthermore, Japan has an aging workforce. It is a labor market undergoing fundamental structural changes, as traditional lifetime employment clashes with the need for increased labor mobility, which may adversely affect Japan’s economic competitiveness.
Cash redemption risk. Because the fund invests a portion of its assets in forward currency contracts, the fund may pay out a portion of its redemption proceeds in cash rather than through the in-kind delivery of portfolio securities. In addition, the fund may be required to unwind such contracts or sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. This may cause the fund to recognize income that it might not have incurred if it had made a redemption in-kind. As a result the fund may pay out more taxable distributions than if the in-kind redemption process was used. Only APs who have entered into an agreement with the fund’s distributor may redeem shares from the fund directly; all other investors buy and sell shares at market prices on an exchange.
Xtrackers MSCI Japan Hedged Equity ETF
Investment Objective
The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI Japan US Dollar Hedged Index.
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI Japan US Dollar Hedged Index (the “Underlying Index”), which is designed to track the performance of the Japanese equity market while seeking to mitigate exposure to fluctuations between the value of the US dollar and the Japanese yen. The fund uses a full replication indexing strategy to seek to track the Underlying Index. As such, the fund invests directly in the component securities of the Underlying Index in substantially the same weightings in which they are represented in the Underlying Index. If it is not possible for the fund to acquire component securities due to limited availability or regulatory restrictions, the fund may use a representative sampling indexing strategy to seek to track the Underlying Index instead of a full replication indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market
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capitalization and industry weightings), fundamental characteristics (such as return variability and yield), and liquidity measures similar to those of the Underlying Index. The fund may or may not hold all of the securities in the Underlying Index when using a representative sampling indexing strategy. The fund will invest at least 80% of its total assets (but typically far more) in component securities (including depositary receipts in respect of such securities) of the Underlying Index. Due to regulatory changes, effective June 11, 2026, the fund will replace this 80% investment policy and related disclosures set forth in this prospectus. Specifically, effective June 11, 2026, under normal circumstances, the fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in component securities (including depositary receipts in respect of such securities) of the Underlying Index. Derivative instruments that provide exposure to the investments above or exposure to one or more market risk factors associated with such investments are included in the fund’s 80% investment policy, consistent with the fund’s investment policies and limitations with respect to investments in derivatives.
As of July 31, 2025, the Underlying Index consisted of 185 securities, with an average market capitalization of approximately $28.03 billion and a minimum market capitalization of approximately $5.03 billion. Under normal circumstances, the Underlying Index is rebalanced monthly. The fund changes its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to the fund’s schedule of portfolio changes.
The fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the equity securities of Japanese issuers and in instruments designed to hedge against the fund’s exposure to the Japanese yen. As of July 31, 2025, the Underlying Index was solely comprised of securities of issuers from Japan.
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of July 31, 2025, a significant percentage of the Underlying Index was comprised of issuers in the industrials, consumer discretionary and financials sectors. The fund’s exposure to particular sectors may change over time to correspond to changes in the Underlying Index.
The fund may also invest in depositary receipts in respect of equity securities that comprise its Underlying Index to seek performance that corresponds to the fund’s respective Underlying Index. Investments in such depositary receipts will count towards the fund’s 80% investment policy discussed above with respect to instruments that comprise the applicable Underlying Index. The fund will not invest in any unlisted depositary receipt or any depositary receipt that the Advisor deems illiquid at the time of purchase or for which pricing information is not readily available.
The fund may invest its remaining assets in other securities, including securities not in the Underlying Index, cash and cash equivalents, money market instruments, such as repurchase agreements or money market funds (including money market funds advised by the Advisor or its affiliates (subject to applicable limitations under the Investment Company Act of 1940, as amended (the “1940 Act”), or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index) and in certain types of derivatives instruments (see “Derivatives” subsection).
The fund may become “non-diversified,” as defined under the Investment Company Act of 1940, as amended, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. Shareholder approval will not be sought when the fund crosses from diversified to non-diversified status under such circumstances.
The fund or securities referred to herein are not sponsored, endorsed, issued, sold or promoted by MSCI (the “Index Provider”), and MSCI bears no liability with respect to the fund or securities or any index on which the fund or securities are based. The Prospectus contains a more detailed description of the limited relationship MSCI has with DBX Advisors LLC and any related funds.
Derivatives. The fund may invest in derivatives, which are financial instruments whose performance is derived, at least in part, from the performance of an underlying asset, security or index. In particular, portfolio management may use deliverable or non-deliverable forward (“NDF”) currency contracts to hedge the fund’s currency exposure. The fund enters into forward currency contracts designed to offset the fund’s exposure to the Japanese yen. The fund hedges the Japanese yen to the US dollar by selling Japanese yen currency forwards at the one-month forward rate published by WM/Reuters.
The amount of forward contracts in the fund is based on the aggregate exposure of the fund and Underlying Index to the Japanese yen based on currency weights as of the beginning of each month. While this approach is designed to minimize the impact of currency fluctuations on fund returns, this does not necessarily eliminate exposure to all currency fluctuations. The return of the forward currency contracts may not perfectly offset the actual fluctuations of the Japanese yen relative to the US dollar. The fund may use NDF contracts to execute its hedging transactions. An NDF is a contract where there is no physical settlement of two currencies at maturity (as opposed to deliverable forward contracts, which per their terms are settled by
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physical delivery of the currencies). Rather, based on the movement of the currencies and the contractually agreed upon exchange rate, a net cash settlement is made by one party to the other in US dollars.
Portfolio management may also use futures contracts, options on futures contracts and other types of derivatives in seeking performance that corresponds to the Underlying Index and will not use such instruments for speculative purposes. The fund expects to use futures contracts to a limited extent in seeking performance that corresponds to the Underlying Index. A futures contract is a standardized exchange traded agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time.
In addition, the fund may invest in structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index).
Securities lending. The fund may lend securities (up to one-third of total assets) to approved institutions, such as registered broker-dealers, pooled investment vehicles, banks and other financial institutions. In connection with such loans, the fund receives liquid collateral in an amount that is based on the type and value of the securities being lent, with riskier securities generally requiring higher levels of collateral.
Underlying Index Information
MSCI Japan US Dollar Hedged Index
The MSCI Japan US Dollar Hedged Index is designed to represent a close estimation of the performance that can be achieved by hedging the currency exposures of its parent index, the MSCI Japan Index, to the US dollar, the “home” currency for the hedged index. The index is 100% hedged to the US dollar by selling the Japanese Yen forward at the one-month Forward rate. The parent index is composed of Japanese large and mid cap stocks. See the Appendix for additional information on MSCI's Global Investable Markets Indexes Methodology.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. High market volatility may also result from significant shifts in momentum of one or more specific stocks due to unusual increases or decreases in trading activity. Momentum can change quickly, and securities subject to shifts in momentum may be more volatile than the market as a whole and returns on such securities may drop precipitously. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Market disruption risk. Economies and financial markets throughout the world have become increasingly interconnected, which has increased the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. This includes reliance on global supply chains that are susceptible to disruptions resulting from, among other things, war and other armed conflicts, tariffs, extreme weather events, and natural disasters. Such supply chain disruptions can lead to, and have led to, economic and market disruptions that have far-reaching effects on financial markets worldwide. The value of the fund’s investments may be negatively affected by adverse changes in overall economic or market conditions, such as the level of economic activity and productivity, unemployment and labor force participation rates, inflation or deflation (and expectations for inflation or deflation), interest rates, demand and supply for particular products or resources including labor, debt levels and credit ratings, and trade policies, among other factors. Such adverse conditions may contribute to an overall economic contraction across entire economies or markets, which may negatively impact the profitability of issuers operating in those economies or markets. In addition, geopolitical and other globally interconnected occurrences, including war, terrorism, economic uncertainty or financial crises, contagion, tariffs and trade disputes, government debt crises (including defaults or downgrades) or uncertainty about government debt payments, government shutdowns, public health crises, natural disasters, supply chain disruptions, climate change and related events or conditions, have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial
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market volatility and have significant adverse direct or indirect effects on the fund and its investments. Adverse market conditions or disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by adverse market conditions or a particular market disruption, the duration and effects may not be the same for all types of assets.
Current military and other armed conflicts in various geographic regions, including those in Europe and the Middle East, can lead to, and have led to, economic and market disruptions, which may not be limited to the geographic region in which the conflict is occurring. Such conflicts can also result, and have resulted in some cases, in sanctions being levied by the United States, the European Union and/or other countries against countries or other actors involved in the conflict. In addition, such conflicts and related sanctions can adversely affect regional and global energy, commodities, financial and other markets and thus could affect the value of the fund's investments. The extent and duration of any military conflict, related sanctions and resulting economic and market disruptions are impossible to predict, but could be substantial.
Other market disruption events include pandemic spread of viruses, such as the novel coronavirus known as COVID-19, which have caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions, and may adversely affect the fund and its investments.
In addition, markets are becoming increasingly susceptible to disruption events resulting from the use of new and emerging technologies to engage in cyber-attacks or to take over the websites and/or social media accounts of companies, governmental entities or public officials, or to otherwise pose as or impersonate such, which then may be used to disseminate false or misleading information that can cause volatility in financial markets or for the securities of a particular company, group of companies, industry or other class of assets.
Adverse market conditions or particular market disruptions, such as those discussed above, may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments, as well as US and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the fund's foreign investments, prevent the fund from realizing the full value of its foreign investments or prevent the fund from selling foreign securities it holds. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. In addition, the fund may be limited in its ability to exercise its legal rights or enforce a counterparty's legal obligations in certain jurisdictions outside of the US. The foreign investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments. In addition, because non-US markets may be open on days when the fund does not price its shares, the value of the foreign securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Depositary receipt risk. Foreign investments in American Depositary Receipts and other depositary receipts may be less liquid than the underlying shares in their primary trading market. Certain of the depositary receipts in which the fund invests may be unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.
Risks related to investing in Japan. The growth of Japan’s economy has historically lagged behind that of its Asian neighbors and other major developed economies. The Japanese economy is heavily dependent on international trade and has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies and the economic conditions of its trading partners. Japan’s relations with its neighbors, particularly China, North Korea, South Korea and Russia, have at times been strained due to territorial disputes,
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historical animosities and defense concerns. Most recently, the Japanese government has shown concern over the increased nuclear and military activity by North Korea. Strained relations may cause uncertainty in the Japanese markets and adversely affect the overall Japanese economy in times of crisis. China has become an important trading partner with Japan, yet the countries’ political relationship has become strained. Should political tension increase, it could adversely affect the economy, especially the export sector, and destabilize the region as a whole. Japan is located in a part of the world that has historically been prone to natural disasters such as earthquakes, volcanoes and tsunamis and is economically sensitive to environmental events. Any such event could result in a significant adverse impact on the Japanese economy. Japan also remains heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the economy. Furthermore, Japanese corporations often engage in high levels of corporate leveraging, extensive cross-purchases of the securities of other corporations and are subject to a changing corporate governance structure. Japan may be subject to risks relating to political, economic and labor risks. Any of these risks, individually or in the aggregate, could adversely affect investments in the fund.
Historically, Japan has been subject to unpredictable national politics and may experience frequent political turnover. Future political developments may lead to changes in policy that might adversely affect the fund’s investments. In addition, the Japanese economy faces several concerns, including a financial system with large levels of nonperforming loans, over-leveraged corporate balance sheets, extensive cross-ownership by major corporations, a changing corporate governance structure, and large government deficits. The Japanese yen has fluctuated widely at times and any increase in its value may cause a decline in exports that could weaken the economy. Furthermore, Japan has an aging workforce. It is a labor market undergoing fundamental structural changes, as traditional lifetime employment clashes with the need for increased labor mobility, which may adversely affect Japan’s economic competitiveness.
Small and medium-sized company risk. Small and medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small and medium-sized companies, since they lack the financial resources of larger companies. Small and medium-sized company stocks are typically less liquid than large company stocks.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance. The fund may become more focused in particular industries, asset classes or sectors of the economy as a result of changes in the valuation of the fund’s investments or fluctuations in the fund’s assets, and the fund is not required to reduce such exposures under these circumstances.
Industrials sector risk. To the extent that the fund invests significantly in the industrials sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the industrials sector. Companies in the industrials sector may be adversely affected by changes in government regulation, tariffs and trade policy, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.
Consumer discretionary sector risk. To the extent that the fund invests significantly in the consumer discretionary sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the consumer discretionary sector. Companies engaged in the consumer discretionary sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, tariffs, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.
Financials sector risk. To the extent that the fund invests significantly in the financials sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the financials sector. The financials sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition.
Certain events in the financials sector may cause an unusually high degree of volatility in the financial markets, and cause certain financials sector companies to incur large losses. Securities of financials sector companies may experience a decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the financials sector. Issuers that have exposure to the real estate, mortgage and credit markets can be particularly affected by market turmoil.
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Derivatives risk. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Risks associated with derivatives may include the risk that the derivative is not well correlated with the underlying asset, security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation, which risk may be heightened in derivative transactions entered into “over-the-counter” (i.e., not on an exchange or contract market); and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund’s exposure to the market and magnify potential losses.
There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.
Forward currency contract risk. The fund invests in forward currency contracts to attempt to minimize the impact of changes in the value of the non-US currencies included in its Underlying Index against the US dollar.
These contracts may not be successful. To the extent the fund’s forward currency contracts are not successful in hedging against such changes, the US dollar value of your investment in the fund may go down if the value of the local currency of the non-US markets in which the fund invests depreciates against the US dollar. This is true even if the local currency value of securities in the fund’s holdings goes up. In order to minimize transaction costs or for other reasons, the fund’s exposure to the currencies included in the Underlying Index may not be fully hedged at all times. For example, the fund may not hedge against exposure to currencies that represent a relatively smaller portion of the Underlying Index. Furthermore, because no changes in the currency weights in each fund’s Underlying Index are made during the month to account for changes in each fund’s Underlying Index due to price movement of securities, corporate events, additions, deletions or any other changes, changes in the value of the non-US currencies included in the fund’s Underlying Index against the US dollar during the month may affect the value of the fund’s investment. Non-deliverable forward (“NDF”) contracts may be less liquid than deliverable forward currency contracts. A lack of liquidity in NDFs of the hedged currency could adversely affect the fund’s ability to hedge against currency fluctuations and properly track the Underlying Index.
A forward currency contract is a negotiated agreement between two parties to exchange specified amounts of two or more currencies at a specified future time at a specified rate. The rate specified by the forward currency contract can be higher or lower than the spot rate between the currencies that are the subject of the contract. Settlement of a forward currency contract for the purchase of most currencies typically must occur at a bank based in the issuing nation. By entering into a forward currency contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the US dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the extent that forward currency contracts create exposure to currencies in which the fund’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the fund than if it had not entered into such contracts. Forward currency contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the fund’s volatility and may involve a significant amount of risk relative to the investment of cash.
Futures risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return and the potential loss from futures can exceed the fund’s initial investment in such contracts.
Counterparty risk. The foreign currency markets in which the fund effects its transactions are over-the-counter or “interdealer” markets. The counterparty to an over-the counter spot contract is generally a single bank or other financial institution rather than a clearing organization backed by a group of financial institutions. Participants in over-the-counter markets are typically not subject to the same credit evaluation and regulatory oversight as members of “exchange-based” markets. Because the fund executes over-the-counter transactions, the fund constantly takes credit risk with regard to parties with which it trades and may also bear the risk of settlement default. These risks may differ materially from those
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involved in exchange-traded transactions which generally are characterized by clearing organization guaranties, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from these protections and the fund is subject to the risk that a counterparty will not settle a transaction in accordance with agreed terms and conditions.
Further, if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The fund may obtain only limited recovery or may obtain no recovery in such circumstances. In addition, the fund may enter into agreements with a limited number of counterparties which may increase that fund’s exposure to counterparty credit risk.
Because a contract’s terms may provide for collateral to cover the variation margin exposure arising under the contract only if a minimum transfer amount is triggered, the fund may have an uncollateralized risk exposure to a counterparty.
The use of spot foreign exchange contracts may also expose the fund to legal risk, which is the risk of loss due to the unexpected application of a law or regulation, or because contracts are not legally enforceable.
Passive investing risk. Unlike a fund that is actively managed, in which portfolio management buys and sells securities based on research and analysis, the fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. Because the fund is designed to maintain a high level of exposure to the Underlying Index at all times, portfolio management generally will not buy or sell a security unless the security is added or removed, respectively, from the Underlying Index, and will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Index-related risk. The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. The Index Provider may cease publication of the Underlying Index or may terminate the license agreement allowing the fund to use the Underlying Index, either of which could have a material adverse effect on the fund. Market disruptions could cause delays in the Underlying Index’s reconstitution and rebalancing schedule. During any such delay, it is possible that the Underlying Index and, in turn, the fund will deviate from the Underlying Index’s stated methodology and therefore experience returns different than those that would have been achieved under a normal reconstitution and rebalancing schedule. Generally, the Index Provider does not provide any warranty, or accept any liability, with respect to the quality, accuracy or completeness of the Underlying Index or its related data, and does not guarantee that the Underlying Index will be in line with its stated methodology. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its stated methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. The Advisor may have limited ability to detect such errors and neither the Advisor nor its affiliates provide any warranty or guarantee against such errors. Therefore, the gains, losses or costs associated with the Index Provider’s errors will generally be borne by the fund and its shareholders.
Index-related risk may be higher for a fund that tracks an index comprised of, or an index that includes, foreign securities because regulatory and reporting requirements may differ from those in the US, resulting in a heightened risk of errors in the index data, index computation and/or index construction due to unreliable, outdated or unavailable information.
Tracking error risk. The fund may be subject to tracking error, which is the divergence of the fund’s performance from that of the Underlying Index. The performance of the fund may diverge from that of the Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when reconstituting or rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure in order to track the Underlying Index. Moreover, the use of a representative sampling investment approach (i.e., investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index) may cause the fund’s return to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to government imposed legal restrictions or limitations, a lack of liquidity in the markets in which such securities trade,
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potential adverse tax consequences or other reasons. To the extent the fund calculates its net asset value based on fair value prices and the value of the Underlying Index is based on market prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. Tracking error risk may be heightened during times of increased market volatility or other unusual market conditions. For tax purposes, the fund may sell certain securities, and such sale may cause the fund to recognize a taxable gain or a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
The need to comply with the tax diversification and other requirements of the Internal Revenue Code of 1986, as amended, relating to regulated investment companies, may also impact the fund’s ability to replicate the performance of the Underlying Index. In addition, if the fund holds other instruments that are not included in the Underlying Index, the fund’s return may not correlate as well with the returns of the Underlying Index as would be the case if the fund purchased all the securities in the Underlying Index directly. Actions taken in response to proposed corporate actions could result in increased tracking error.
Tracking error risk may be higher for funds that track indices with significant weight in foreign issuers than funds that do not track such indices. The fund may also experience operational delays in establishing the necessary accounts and required regulatory approvals to trade, which may delay the fund’s ability to hold securities.
For purposes of calculating the fund’s net asset value, the value of assets denominated in non-US currencies is converted into US dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers. This conversion may result in a difference between the prices used to calculate the fund’s net asset value and the prices used by the Underlying Index, which, in turn, could result in a difference between the fund’s performance and the performance of the Underlying Index.
Market price risk. Fund shares are listed for trading on the exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from the NAV during periods of market volatility. Differences between secondary market prices and the value of the fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities held by the fund at a particular time. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. In addition, there may be times when the market price and the value of the fund’s holdings vary significantly and you may pay more than the value of the fund’s holdings when buying shares on the secondary market, and you may receive less than the value of the fund’s holdings when you sell those shares. While the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or other market participants, or during periods of significant market volatility, may result in trading prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. If market makers exit the business or are unable to continue making markets in fund’s shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). The market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialist, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that shares may trade at a discount to the fund’s NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares. There are various methods by which investors can purchase and sell shares of the fund and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the fund.
In addition, the securities held by the fund may be traded in markets that close at a different time than the exchange on which the fund’s shares trade. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. More generally, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s market price. The bid-ask spread varies over time for shares of the fund based on the fund’s trading volume and market liquidity, and is generally lower if the fund has substantial trading volume and market liquidity, and higher if the fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The fund’s bid-ask spread may also be impacted by the liquidity of the underlying securities held by the fund, particularly for newly launched or smaller
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funds or in instances of significant volatility of the underlying securities. If the markets for the fund’s portfolio securities experience decreased liquidity, the trading markets for the fund’s shares may also become less liquid with corresponding widening in the bid-ask spreads and differences between the market price and NAV of the fund’s shares. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund at NAV. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the exchange and may, therefore, have a material effect on the market price of the fund’s shares.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss or recognize a gain that may be distributed to shareholders as a taxable distribution. This may be magnified in circumstances where redemptions from the fund may be higher than normal.
Country concentration risk. To the extent that the fund invests significantly in a single country, it is more likely to be impacted by events or conditions affecting that country. For example, political and economic conditions and changes in regulatory, tax or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the fund’s performance.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers, index provider or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ or index provider’s assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers or index provider may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers or index provider could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, index provider, fund counterparties, issuers of securities held by the fund or other market participants.
Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of the fund’s service providers, index provider or counterparties, issuers of securities held by the fund or other market participants or data within them. In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data.
Cyber-attacks, disruptions, or failures may adversely affect the fund and its shareholders or cause reputational damage and subject the fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. In addition, cyber-attacks, disruptions, or failures involving a fund counterparty could affect such counterparty’s ability to meet its obligations to the fund, which may result in losses to the fund and its shareholders. Similar types of operational and technology risks are also present for issuers of securities held by the fund, which could have material adverse consequences for such issuers, and may cause the fund’s investments to lose value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.
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For example, the fund relies on various sources to calculate its NAV. Therefore, the fund is subject to certain operational risks associated with reliance on third party service providers and data sources. NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of the fund’s NAV and/or the inability to calculate NAV over extended time periods. The fund may be unable to recover any losses associated with such failures.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as Authorized Participants (“APs”). Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described in the section of this Prospectus entitled “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Non-diversification risk. At any given time, due to the composition of the Underlying Index, the fund may be classified as “non-diversified” and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. This may increase the fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the fund’s performance.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. A delay in the recovery of loaned securities could interfere with the fund’s ability to vote proxies or settle transactions. Delayed settlement may limit the ability of the fund to reinvest the proceeds of a sale of securities or prevent the fund from selling securities at times that may be appropriate to track the Underlying Index. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities, or a decline in the value of any investments made with cash collateral or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the securities.
Cash redemption risk. Because the fund invests a portion of its assets in forward currency contracts, the fund may pay out a portion of its redemption proceeds in cash rather than through the in-kind delivery of portfolio securities. In addition, the fund may be required to unwind such contracts or sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. This may cause the fund to recognize income that it might not have incurred if it had made a redemption in-kind. As a result the fund may pay out more taxable distributions than if the in-kind redemption process was used. Only APs who have entered into an agreement with the fund’s distributor may redeem shares from the fund directly; all other investors buy and sell shares at market prices on an exchange.
Xtrackers MSCI Europe Hedged Equity ETF
Investment Objective
The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI Europe US Dollar Hedged Index.
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI Europe US Dollar Hedged Index (the “Underlying Index”), which is designed to track the performance of the developed markets in Europe, while seeking to mitigate exposure to fluctuations between the value of the US dollar and the currencies of the countries included in the Underlying Index. The fund uses a full replication indexing strategy to seek to track the Underlying Index. As such, the fund invests directly in the component securities of the Underlying Index in substantially the same weightings in which they are represented in the Underlying Index. If it is not possible for the fund to acquire component securities due to limited availability or regulatory restrictions, the fund may use a representative sampling indexing strategy to seek to track the Underlying Index instead of a full replication indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield), and liquidity measures similar to those of the Underlying Index. The fund may or may not hold all of the securities in the Underlying Index when using a representative sampling indexing strategy. The fund will invest at least 80% of its total assets (but typically far more) in component securities (including depositary receipts in respect of such securities) of the Underlying Index. Due to regulatory changes, effective June 11, 2026, the fund will replace this 80% investment policy and related disclosures set forth in this prospectus. Specifically, effective June 11, 2026, under normal circumstances, the fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in component securities (including
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depositary receipts in respect of such securities) of the Underlying Index. Derivative instruments that provide exposure to the investments above or exposure to one or more market risk factors associated with such investments are included in the fund’s 80% investment policy, consistent with the fund’s investment policies and limitations with respect to investments in derivatives.
As of July 31, 2025, the Underlying Index consisted of 414 securities, with an average market capitalization of approximately $39.66 billion and a minimum market capitalization of approximately $4.31 billion, from issuers in the following countries (may reflect country of domicile): Australia, Austria, Belgium, Brazil, Chile, China, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Jersey Channel Islands, Jordan, Luxembourg, Netherlands, Norway, Poland, Portugal, Singapore, South Korea, Spain, Sweden, Switzerland, the United Kingdom and the United States. Under normal circumstances, the Underlying Index is rebalanced monthly. The fund changes its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to the fund’s schedule of portfolio changes.
The fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the equity securities of issuers from Europe and in instruments designed to hedge against the fund’s exposure to non-US currencies. As of July 31, 2025, a significant percentage of the Underlying Index was comprised of securities of issuers from the United Kingdom, France and Germany.
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of July 31, 2025, a significant percentage of the Underlying Index was comprised of issuers in the financials and industrials sectors. The fund’s exposure to particular sectors or countries may change over time to correspond to changes in the Underlying Index.
The fund may also invest in depositary receipts in respect of equity securities that comprise its Underlying Index to seek performance that corresponds to the fund’s respective Underlying Index. Investments in such depositary receipts will count towards the fund’s 80% investment policy discussed above with respect to instruments that comprise the applicable Underlying Index. The fund will not invest in any unlisted depositary receipt or any depositary receipt that the Advisor deems illiquid at the time of purchase or for which pricing information is not readily available.
The fund may invest its remaining assets in other securities, including securities not in the Underlying Index, cash and cash equivalents, money market instruments, such as repurchase agreements or money market funds (including money market funds advised by the Advisor or its affiliates (subject to applicable limitations under the
Investment Company Act of 1940, as amended (the “1940 Act”), or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index) and in certain types of derivatives instruments (see “Derivatives” subsection).
The fund may become “non-diversified,” as defined under the Investment Company Act of 1940, as amended, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. Shareholder approval will not be sought when the fund crosses from diversified to non-diversified status under such circumstances.
The fund or securities referred to herein are not sponsored, endorsed, issued, sold or promoted by MSCI (the “Index Provider”), and MSCI bears no liability with respect to the fund or securities or any index on which the fund or securities are based. The Prospectus contains a more detailed description of the limited relationship MSCI has with DBX Advisors LLC and any related funds.
Derivatives. The fund may invest in derivatives, which are financial instruments whose performance is derived, at least in part, from the performance of an underlying asset, security or index. In particular, portfolio management may use deliverable or non-deliverable forward (“NDF”) currency contracts to hedge the fund’s currency exposure. The fund hedges each foreign currency in the portfolio to US dollars by selling the applicable foreign currency forward at the one-month forward rate published by WM/Reuters.
The amount of forward contracts in the fund is based on the aggregate exposure of the fund and Underlying Index to each non-US currency based on currency weights as of the beginning of each month. While this approach is designed to minimize the impact of currency fluctuations on fund returns, this does not necessarily eliminate exposure to all currency fluctuations. The return of the forward currency contracts may not perfectly offset the actual fluctuations of non-US currencies relative to the US dollar. The fund may use NDF contracts to execute its hedging transactions. An NDF is a contract where there is no physical settlement of two currencies at maturity (as opposed to deliverable forward contracts, which per their terms are settled by physical delivery of the currencies). Rather, based on the movement of the currencies and the contractually agreed upon exchange rate, a net cash settlement is made by one party to the other in US dollars.
Portfolio management may also use futures contracts, options on futures contracts and other types of derivatives in seeking performance that corresponds to the Underlying Index and will not use such instruments for speculative purposes. The fund expects to use futures contracts to a limited extent in seeking performance that corresponds to the Underlying Index. A futures contract is
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a standardized exchange traded agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time.
In addition, the fund may invest in structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index).
Securities lending. The fund may lend securities (up to one-third of total assets) to approved institutions, such as registered broker-dealers, pooled investment vehicles, banks and other financial institutions. In connection with such loans, the fund receives liquid collateral in an amount that is based on the type and value of the securities being lent, with riskier securities generally requiring higher levels of collateral.
Underlying Index Information
MSCI Europe US Dollar Hedged Index
MSCI Europe US Dollar Hedged Index is designed to represent a close estimation of the performance that can be achieved by hedging the currency exposures of its parent index, the MSCI Europe Index, to the US dollar, the “home” currency for the hedged index. The index is 100% hedged to the US dollar by selling each foreign currency forward at the one-month Forward rate. The parent index is composed of large and mid cap stocks across developed markets countries, as defined by the Index Provider. See the Appendix for additional information on MSCI's Global Investable Markets Indexes Methodology.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. High market volatility may also result from significant shifts in momentum of one or more specific stocks due to unusual increases or decreases in trading activity. Momentum can change quickly, and securities subject to shifts in momentum may be more volatile than the market as a whole and returns on such securities may drop precipitously. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Market disruption risk. Economies and financial markets throughout the world have become increasingly interconnected, which has increased the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. This includes reliance on global supply chains that are susceptible to disruptions resulting from, among other things, war and other armed conflicts, tariffs, extreme weather events, and natural disasters. Such supply chain disruptions can lead to, and have led to, economic and market disruptions that have far-reaching effects on financial markets worldwide. The value of the fund’s investments may be negatively affected by adverse changes in overall economic or market conditions, such as the level of economic activity and productivity, unemployment and labor force participation rates, inflation or deflation (and expectations for inflation or deflation), interest rates, demand and supply for particular products or resources including labor, debt levels and credit ratings, and trade policies, among other factors. Such adverse conditions may contribute to an overall economic contraction across entire economies or markets, which may negatively impact the profitability of issuers operating in those economies or markets. In addition, geopolitical and other globally interconnected occurrences, including war, terrorism, economic uncertainty or financial crises, contagion, tariffs and trade disputes, government debt crises (including defaults or downgrades) or uncertainty about government debt payments, government shutdowns, public health crises, natural disasters, supply chain disruptions, climate change and related events or conditions, have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Adverse market conditions or disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by adverse market conditions or a particular market disruption, the duration and effects may not be the same for all types of assets.
Current military and other armed conflicts in various geographic regions, including those in Europe and the Middle East, can lead to, and have led to, economic and market disruptions, which may not be limited to the geographic region in which the conflict is occurring. Such
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conflicts can also result, and have resulted in some cases, in sanctions being levied by the United States, the European Union and/or other countries against countries or other actors involved in the conflict. In addition, such conflicts and related sanctions can adversely affect regional and global energy, commodities, financial and other markets and thus could affect the value of the fund's investments. The extent and duration of any military conflict, related sanctions and resulting economic and market disruptions are impossible to predict, but could be substantial.
Other market disruption events include pandemic spread of viruses, such as the novel coronavirus known as COVID-19, which have caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions, and may adversely affect the fund and its investments.
In addition, markets are becoming increasingly susceptible to disruption events resulting from the use of new and emerging technologies to engage in cyber-attacks or to take over the websites and/or social media accounts of companies, governmental entities or public officials, or to otherwise pose as or impersonate such, which then may be used to disseminate false or misleading information that can cause volatility in financial markets or for the securities of a particular company, group of companies, industry or other class of assets.
Adverse market conditions or particular market disruptions, such as those discussed above, may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments, as well as US and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the fund's foreign investments, prevent the fund from realizing the full value of its foreign investments or prevent the fund from selling foreign securities it holds. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. In addition, the fund may be limited in its ability to exercise its legal rights or enforce a counterparty's legal obligations in certain jurisdictions outside of the US. The foreign investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments. In addition, because non-US markets may be open on days when the fund does not price its shares, the value of the foreign securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Depositary receipt risk. Foreign investments in American Depositary Receipts and other depositary receipts may be less liquid than the underlying shares in their primary trading market. Certain of the depositary receipts in which the fund invests may be unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.
European investment risk. European financial markets have experienced volatility in recent years and have been adversely affected by concerns about economic downturns, credit rating downgrades, rising government debt level and possible default on or restructuring of government debt in several European countries. A default or debt restructuring by any European country would adversely impact holders of that country’s debt, and sellers of credit default swaps linked to that country’s creditworthiness. Most countries in Western Europe are members of the European Union (EU), which faces major issues involving its membership, structure, procedures and policies.
European countries are also significantly affected by fiscal and monetary controls implemented by the European Economic and Monetary Union (EMU), and it is possible that the timing and substance of these controls may not address the needs of all EMU member countries. Investing in euro-denominated securities also risks exposure to a currency that may not fully reflect the strengths and weaknesses of the disparate economies that comprise Europe. There is continued concern over member state-level support for the euro, which could lead to certain countries leaving the EMU, the implementation of currency controls,
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or potentially the dissolution of the euro. The dissolution of the euro could have significant negative effects on European financial markets.
Small and medium-sized company risk. Small and medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small and medium-sized companies, since they lack the financial resources of larger companies. Small and medium-sized company stocks are typically less liquid than large company stocks.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance. The fund may become more focused in particular industries, asset classes or sectors of the economy as a result of changes in the valuation of the fund’s investments or fluctuations in the fund’s assets, and the fund is not required to reduce such exposures under these circumstances.
Financials sector risk. To the extent that the fund invests significantly in the financials sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the financials sector. The financials sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition.
Certain events in the financials sector may cause an unusually high degree of volatility in the financial markets, and cause certain financials sector companies to incur large losses. Securities of financials sector companies may experience a decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the financials sector. Issuers that have exposure to the real estate, mortgage and credit markets can be particularly affected by market turmoil.
Industrials sector risk. To the extent that the fund invests significantly in the industrials sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the industrials sector. Companies in the industrials sector may be adversely affected by changes in government regulation, tariffs and trade policy, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.
Derivatives risk. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Risks associated with derivatives may include the risk that the derivative is not well correlated with the underlying asset, security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation, which risk may be heightened in derivative transactions entered into “over-the-counter” (i.e., not on an exchange or contract market); and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund’s exposure to the market and magnify potential losses.
There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.
Forward currency contract risk. The fund invests in forward currency contracts to attempt to minimize the impact of changes in the value of the non-US currencies included in its Underlying Index against the US dollar.
These contracts may not be successful. To the extent the fund’s forward currency contracts are not successful in hedging against such changes, the US dollar value of your investment in the fund may go down if the value of the local currency of the non-US markets in which the fund invests depreciates against the US dollar. This is true even if the local currency value of securities in the fund’s holdings goes up. In order to minimize transaction costs or for other reasons, the fund’s exposure to the currencies included in the Underlying Index may not be fully hedged at all times. For example, the fund may not hedge against exposure to currencies that represent a relatively smaller portion of the Underlying Index. Furthermore, because no changes in the currency weights in each fund’s Underlying Index are made during the month to account for changes in each fund’s Underlying Index due to price movement of securities, corporate events, additions, deletions or any other changes, changes in the value of the non-US currencies included in the fund’s Underlying Index against the US dollar during the month may affect the value of the fund’s investment. Non-deliverable forward (“NDF”) contracts may be less liquid than deliverable forward currency contracts. A lack of liquidity in NDFs of the hedged currency could adversely affect the fund’s ability to hedge against currency fluctuations and properly track the Underlying Index.
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A forward currency contract is a negotiated agreement between two parties to exchange specified amounts of two or more currencies at a specified future time at a specified rate. The rate specified by the forward currency contract can be higher or lower than the spot rate between the currencies that are the subject of the contract. Settlement of a forward currency contract for the purchase of most currencies typically must occur at a bank based in the issuing nation. By entering into a forward currency contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the US dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the extent that forward currency contracts create exposure to currencies in which the fund’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the fund than if it had not entered into such contracts. Forward currency contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the fund’s volatility and may involve a significant amount of risk relative to the investment of cash.
Futures risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return and the potential loss from futures can exceed the fund’s initial investment in such contracts.
Counterparty risk. The foreign currency markets in which the fund effects its transactions are over-the-counter or “interdealer” markets. The counterparty to an over-the counter spot contract is generally a single bank or other financial institution rather than a clearing organization backed by a group of financial institutions. Participants in over-the-counter markets are typically not subject to the same credit evaluation and regulatory oversight as members of “exchange-based” markets. Because the fund executes over-the-counter transactions, the fund constantly takes credit risk with regard to parties with which it trades and may also bear the risk of settlement default. These risks may differ materially from those involved in exchange-traded transactions which generally are characterized by clearing organization guaranties, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from these protections and the fund is subject to the risk that a counterparty will not settle a transaction in accordance with agreed terms and conditions.
Further, if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The fund may obtain only limited recovery or may obtain no recovery in such circumstances. In addition, the fund may enter into agreements with a limited number of counterparties which may increase that fund’s exposure to counterparty credit risk.
Because a contract’s terms may provide for collateral to cover the variation margin exposure arising under the contract only if a minimum transfer amount is triggered, the fund may have an uncollateralized risk exposure to a counterparty.
The use of spot foreign exchange contracts may also expose the fund to legal risk, which is the risk of loss due to the unexpected application of a law or regulation, or because contracts are not legally enforceable.
Passive investing risk. Unlike a fund that is actively managed, in which portfolio management buys and sells securities based on research and analysis, the fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. Because the fund is designed to maintain a high level of exposure to the Underlying Index at all times, portfolio management generally will not buy or sell a security unless the security is added or removed, respectively, from the Underlying Index, and will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Index-related risk. The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. The Index Provider may cease publication of the Underlying Index or may terminate the license agreement allowing the fund to use the Underlying Index, either of which could have a material adverse effect on the fund. Market disruptions could cause delays in the Underlying Index’s reconstitution and rebalancing schedule. During any such delay, it is possible that the Underlying Index and, in turn, the fund will deviate from
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the Underlying Index’s stated methodology and therefore experience returns different than those that would have been achieved under a normal reconstitution and rebalancing schedule. Generally, the Index Provider does not provide any warranty, or accept any liability, with respect to the quality, accuracy or completeness of the Underlying Index or its related data, and does not guarantee that the Underlying Index will be in line with its stated methodology. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its stated methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. The Advisor may have limited ability to detect such errors and neither the Advisor nor its affiliates provide any warranty or guarantee against such errors. Therefore, the gains, losses or costs associated with the Index Provider’s errors will generally be borne by the fund and its shareholders.
Index-related risk may be higher for a fund that tracks an index comprised of, or an index that includes, foreign securities because regulatory and reporting requirements may differ from those in the US, resulting in a heightened risk of errors in the index data, index computation and/or index construction due to unreliable, outdated or unavailable information.
Tracking error risk. The fund may be subject to tracking error, which is the divergence of the fund’s performance from that of the Underlying Index. The performance of the fund may diverge from that of the Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when reconstituting or rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure in order to track the Underlying Index. Moreover, the use of a representative sampling investment approach (i.e., investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index) may cause the fund’s return to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to government imposed legal restrictions or limitations, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other reasons. To the extent the fund calculates its net asset value based on fair value prices and the value of the Underlying Index is based on market prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. Tracking error risk may be heightened during times of increased market volatility or other unusual market conditions. For tax purposes, the fund may sell certain securities, and such sale may cause the fund to recognize a taxable gain or a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
The need to comply with the tax diversification and other requirements of the Internal Revenue Code of 1986, as amended, relating to regulated investment companies, may also impact the fund’s ability to replicate the performance of the Underlying Index. In addition, if the fund holds other instruments that are not included in the Underlying Index, the fund’s return may not correlate as well with the returns of the Underlying Index as would be the case if the fund purchased all the securities in the Underlying Index directly. Actions taken in response to proposed corporate actions could result in increased tracking error.
Tracking error risk may be higher for funds that track indices with significant weight in foreign issuers than funds that do not track such indices. The fund may also experience operational delays in establishing the necessary accounts and required regulatory approvals to trade, which may delay the fund’s ability to hold securities.
For purposes of calculating the fund’s net asset value, the value of assets denominated in non-US currencies is converted into US dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers. This conversion may result in a difference between the prices used to calculate the fund’s net asset value and the prices used by the Underlying Index, which, in turn, could result in a difference between the fund’s performance and the performance of the Underlying Index.
Market price risk. Fund shares are listed for trading on the exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from the NAV during periods of market volatility. Differences between secondary market prices and the value of the fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities held by the fund at a particular time. The Advisor cannot predict whether shares will trade above, below or at their NAV.
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Given the fact that shares can be created and redeemed in Creation Units, the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. In addition, there may be times when the market price and the value of the fund’s holdings vary significantly and you may pay more than the value of the fund’s holdings when buying shares on the secondary market, and you may receive less than the value of the fund’s holdings when you sell those shares. While the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or other market participants, or during periods of significant market volatility, may result in trading prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. If market makers exit the business or are unable to continue making markets in fund’s shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). The market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialist, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that shares may trade at a discount to the fund’s NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares. There are various methods by which investors can purchase and sell shares of the fund and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the fund.
In addition, the securities held by the fund may be traded in markets that close at a different time than the exchange on which the fund’s shares trade. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. More generally, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s market price. The bid-ask spread varies over time for shares of the fund based on the fund’s trading volume and market liquidity, and is generally lower if the fund has substantial trading volume and market liquidity, and higher if the fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The fund’s bid-ask spread may also be impacted by the liquidity of the underlying securities held by the fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities. If the markets for the fund’s portfolio securities experience decreased liquidity, the trading markets for the fund’s shares may also become less liquid with corresponding widening in the bid-ask spreads and differences between the market price and NAV of the fund’s shares. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund at NAV. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the exchange and may, therefore, have a material effect on the market price of the fund’s shares.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss or recognize a gain that may be distributed to shareholders as a taxable distribution. This may be magnified in circumstances where redemptions from the fund may be higher than normal.
Geographic focus risk. Focusing investments in a single country or few countries, or regions, involves increased political, regulatory and other risks. Market swings in such a targeted country, countries or regions are likely to have a greater effect on fund performance than they would in a more geographically diversified fund.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers, index provider or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ or index provider’s assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net
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asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers or index provider may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers or index provider could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, index provider, fund counterparties, issuers of securities held by the fund or other market participants.
Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of the fund’s service providers, index provider or counterparties, issuers of securities held by the fund or other market participants or data within them. In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data.
Cyber-attacks, disruptions, or failures may adversely affect the fund and its shareholders or cause reputational damage and subject the fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. In addition, cyber-attacks, disruptions, or failures involving a fund counterparty could affect such counterparty’s ability to meet its obligations to the fund, which may result in losses to the fund and its shareholders. Similar types of operational and technology risks are also present for issuers of securities held by the fund, which could have material adverse consequences for such issuers, and may cause the fund’s investments to lose value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.
For example, the fund relies on various sources to calculate its NAV. Therefore, the fund is subject to certain operational risks associated with reliance on third party service providers and data sources. NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of the fund’s NAV and/or the inability to calculate NAV over extended time periods. The fund may be unable to recover any losses associated with such failures.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as Authorized Participants (“APs”). Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described in the section of this Prospectus entitled “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Non-diversification risk. At any given time, due to the composition of the Underlying Index, the fund may be classified as “non-diversified” and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. This may increase the fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the fund’s performance.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. A delay in the recovery of loaned securities could interfere with the fund’s ability to vote proxies or settle transactions. Delayed settlement may limit the ability of the fund to reinvest the proceeds of a sale of securities or prevent the fund from selling securities at times that may be appropriate to track the Underlying Index. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities, or a decline in the value of any investments made with cash collateral or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the securities.
Risks related to investing in the United Kingdom. Investment in British issuers may subject the fund to regulatory, political, currency, security, and economic risks specific to the United Kingdom. The British economy relies heavily
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on export of financial services to the US and other European countries. A prolonged slowdown in the financial services sector may have a negative impact on the British economy. In the past, the United Kingdom has been a target of terrorism. Acts of terrorism in the United Kingdom or against British interests abroad may cause uncertainty in the British financial markets and adversely affect the performance of the issuers to which the fund has exposure. The British economy, along with the US and certain other EU economies, experienced a significant economic slowdown during past economic crises.
In a referendum held on June 23, 2016, citizens of the United Kingdom voted to leave the EU, creating economic, political and legal uncertainty in its wake. Consequently, the United Kingdom government, pursuant to the Treaty of Lisbon (the “Treaty”), officially withdrew from the EU on January 31, 2020. The United Kingdom and European Union negotiated a new Trade and Cooperation Agreement (the “Trade Agreement”) which took effect on May 1, 2021. The United Kingdom is no longer part of the EU customs union and single market, nor is it subject to EU policies and international agreements. Among other things, the Trade Agreement provides for zero tariffs and zero quotas on all goods that comply with appropriate rules of origin and establishes the treatment and level of access the United Kingdom and EU have agreed to grant each other’s service suppliers and investors. In addition to trade in goods and services and investment, the Trade Agreement also covers digital trade, intellectual property, public procurement, aviation and road transport, energy, fisheries, social security coordination, law enforcement and judicial cooperation in criminal matters, thematic cooperation and participation in EU programs. Even with the Trade Agreement in place, the United Kingdom’s withdrawal from the EU may create new barriers to trade in goods and services and to cross-border mobility and exchanges, including with respect to trade in financial services which is not comprehensively addressed in the Trade Agreement and remains subject to negotiation between the United Kingdom and the EU. The long-term impact of the United Kingdom’s withdrawal from the EU is still unknown and could have adverse economic and political effects on the United Kingdom, the EU and its member countries, and the global economy, including financial markets and asset valuations.
The United Kingdom has one of the largest economies in Europe, and member countries of the EU are substantial trading partners of the United Kingdom. The City of London’s economy is dominated by financial services, some of which may have to move outside of the United Kingdom post-withdrawal (e.g., currency trading, international settlement). With the United Kingdom’s exit from the EU, banks may be forced to move staff and comply with two separate sets of rules or lose business to banks in Europe. Furthermore, the withdrawal creates the potential for decreased trade, the possibility of capital outflows, devaluation of the pound sterling, the cost of higher corporate bond spreads due to uncertainty, and the risk that all the above could damage business and consumer spending as well as foreign direct investment. As a result of the withdrawal, the British economy and its currency may be negatively impacted by changes to its economic and political relations with the EU.
The impact of the withdrawal in the long-term is still unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.
Risks related to investing in France. Investment in French issuers may subject the fund to political, legal, regulatory, currency, security, and economic risk specific to France. Recently, concerns have emerged in relation to the economic health of the EU. These concerns have led to downward pressure on certain EU member states, including France. Interest rates on France’s debt may rise to levels that make it difficult for it to service high debt levels without significant financial help from, among others, the European Central Bank and could potentially lead to default. In addition, the French economy is dependent to a significant extent on the economies of certain key trading partners, including Germany and other Western European countries. Reduction in spending on French products and services or changes in any of the economies may cause an adverse impact on the French economy. The French economy is dependent on exports from the agricultural sector. Leading agricultural exports include dairy products, meat, wine, fruits and vegetables, and fish. As a result, the French economy is susceptible to fluctuations in demand for agricultural products. France has also been a target of terrorism in the past and may experience terrorist attacks in the future. Acts of terrorism in France or against French interests abroad may cause uncertainty in the French financial markets and adversely affect the performance of the issuers to which the fund has exposure.
Risks related to investing in Germany. The German economy is dependent on the other countries in Europe as key trade partners. Exports account for more than one-third of Germany’s output and are a key element in German economic expansion, which may be impacted by global trade policies and tariffs. Reduction in spending by European countries on German products and services or negative changes in any of these countries may cause an adverse impact on the German economy. In addition, the US is a large trade and investment partner of Germany. Decreasing US imports, new trade regulations, trade policies and tariffs, changes in the US dollar exchange rates or a recession in the US may also have an adverse impact on the German economy.
Recently, concerns have emerged in relation to the economic health of the EU. These concerns have led to downward pressure on certain financial institutions, including German financial services companies.
Investing in German issuers involves political, social and regulatory risks. Certain sectors and regions of Germany have experienced high unemployment and social unrest.
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These issues may have an adverse effect on the German economy or the German industries or sectors in which the fund invests. Heavy regulation of labor and product markets is pervasive in Germany. These regulations may stifle economic growth or result in extended recessionary periods.
Cash redemption risk. Because the fund invests a portion of its assets in forward currency contracts, the fund may pay out a portion of its redemption proceeds in cash rather than through the in-kind delivery of portfolio securities. In addition, the fund may be required to unwind such contracts or sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. This may cause the fund to recognize income that it might not have incurred if it had made a redemption in-kind. As a result the fund may pay out more taxable distributions than if the in-kind redemption process was used. Only APs who have entered into an agreement with the fund’s distributor may redeem shares from the fund directly; all other investors buy and sell shares at market prices on an exchange.
Xtrackers MSCI All World ex US Hedged Equity ETF
Investment Objective
The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI ACWI ex USA US Dollar Hedged Index.
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI ACWI ex USA US Dollar Hedged Index (the “Underlying Index”), which is designed to track the performance of equity securities in developed and emerging stock markets (excluding the United States), while seeking to mitigate exposure to fluctuations between the value of the US dollar and the currencies of the countries included in the Underlying Index. The fund uses a full replication indexing strategy to seek to track the Underlying Index. As such, the fund invests directly in the component securities of the Underlying Index in substantially the same weightings in which they are represented in the Underlying Index. If it is not possible for the fund to acquire component securities due to limited availability or regulatory restrictions, the fund may use a representative sampling indexing strategy to seek to track the Underlying Index instead of a full replication indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield), and liquidity measures similar to those of the Underlying Index. The fund may or may not hold all of the securities in the Underlying Index when using a representative sampling indexing strategy. The fund will invest at least 80% of its total assets (but typically far more) in component securities (including depositary receipts in respect of such securities) of the Underlying Index. Due to regulatory changes, effective June 11, 2026, the fund will replace this 80% investment policy and related disclosures set forth in this prospectus. Specifically, effective June 11, 2026, under normal circumstances, the fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in component securities (including depositary receipts in respect of such securities) of the Underlying Index. Derivative instruments that provide exposure to the investments above or exposure to one or more market risk factors associated with such investments are included in the fund’s 80% investment policy, consistent with the fund’s investment policies and limitations with respect to investments in derivatives.
As of July 31, 2025, the Underlying Index consisted of 2,054 securities, with an average market capitalization of approximately $27.50 billion and a minimum market capitalization of approximately $1.83 billion, from issuers in the following countries (may reflect depository receipts or country of domicile): Australia, Austria, Belgium, Brazil, Chile, China, Colombia, Czechia, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Jersey Channel Islands, Jordan, Kuwait, Luxembourg, Macau, Malaysia, Mexico, Netherlands, New Zealand, Norway, Peru, Philippines, Poland, Portugal, Qatar, Romania, Saudi Arabia, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Arab Emirates, the United Kingdom, the United States and Zambia. Under normal circumstances, the Underlying Index is rebalanced monthly. The fund changes its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to the fund’s schedule of portfolio changes.
The fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the equity securities of issuers from countries other than the United States and in instruments designed to hedge against the fund’s exposure to non-US currencies.
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of July 31, 2025, a significant percentage of the Underlying Index was comprised of issuers in the financials and industrials sectors. The fund’s exposure to particular sectors or countries may change over time to correspond to changes in the Underlying Index.
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The fund may also invest in depositary receipts in respect of equity securities that comprise its Underlying Index to seek performance that corresponds to the fund’s respective Underlying Index. Investments in such depositary receipts will count towards the fund’s 80% investment policy discussed above with respect to instruments that comprise the applicable Underlying Index. The fund will not invest in any unlisted depositary receipt or any depositary receipt that the Advisor deems illiquid at the time of purchase or for which pricing information is not readily available.
The fund may invest its remaining assets in other securities, including securities not in the Underlying Index, cash and cash equivalents, money market instruments, such as repurchase agreements or money market funds (including money market funds advised by the Advisor or its affiliates (subject to applicable limitations under the Investment Company Act of 1940, as amended (the “1940 Act”), or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index) and in certain types of derivatives instruments (see “Derivatives” subsection).
The fund may become “non-diversified,” as defined under the Investment Company Act of 1940, as amended, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. Shareholder approval will not be sought when the fund crosses from diversified to non-diversified status under such circumstances.
The fund or securities referred to herein are not sponsored, endorsed, issued, sold or promoted by MSCI (the “Index Provider”), and MSCI bears no liability with respect to the fund or securities or any index on which the fund or securities are based. The Prospectus contains a more detailed description of the limited relationship MSCI has with DBX Advisors LLC and any related funds.
Derivatives. The fund may invest in derivatives, which are financial instruments whose performance is derived, at least in part, from the performance of an underlying asset, security or index. In particular, portfolio management may use deliverable or non-deliverable forward (“NDF”) currency contracts to hedge the fund’s currency exposure. The fund hedges each foreign currency in the portfolio to US dollars by selling the applicable foreign currency forward at the one-month forward rate published by WM/Reuters.
The amount of forward contracts in the fund is based on the aggregate exposure of the fund and Underlying Index to each non-US currency based on currency weights as of the beginning of each month. While this approach is designed to minimize the impact of currency fluctuations on fund returns, this does not necessarily eliminate exposure to all currency fluctuations. The return of the forward currency contracts may not perfectly offset the actual fluctuations of non-US currencies relative to the US dollar. The fund may use NDF contracts to execute its hedging transactions. An NDF is a contract where there is no physical settlement of two currencies at maturity (as opposed to deliverable forward contracts, which per their terms are settled by physical delivery of the currencies). Rather, based on the movement of the currencies and the contractually agreed upon exchange rate, a net cash settlement is made by one party to the other in US dollars.
Portfolio management may also use futures contracts, options on futures contracts and other types of derivatives in seeking performance that corresponds to the Underlying Index and will not use such instruments for speculative purposes. The fund expects to use futures contracts to a limited extent in seeking performance that corresponds to the Underlying Index. A futures contract is a standardized exchange traded agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time.
In addition, the fund may invest in structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index).
Securities lending. The fund may lend securities (up to one-third of total assets) to approved institutions, such as registered broker-dealers, pooled investment vehicles, banks and other financial institutions. In connection with such loans, the fund receives liquid collateral in an amount that is based on the type and value of the securities being lent, with riskier securities generally requiring higher levels of collateral.
Underlying Index Information
MSCI ACWI ex USA US Dollar Hedged Index
The MSCI ACWI ex USA US Dollar Hedged Index is designed to represent a close estimation of the performance that can be achieved by hedging the currency exposures of its parent index, the MSCI ACWI ex USA Index, to the US dollar, the “home” currency for the hedged index. The index is 100% hedged to the US dollar by selling each foreign currency forward at the one-month forward rate. The parent index is composed of large and mid cap stocks across developed markets countries and emerging markets countries, each as defined by the Index Provider. See the Appendix for additional information on MSCI's Global Investable Markets Indexes Methodology.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective. An
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investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. High market volatility may also result from significant shifts in momentum of one or more specific stocks due to unusual increases or decreases in trading activity. Momentum can change quickly, and securities subject to shifts in momentum may be more volatile than the market as a whole and returns on such securities may drop precipitously. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Market disruption risk. Economies and financial markets throughout the world have become increasingly interconnected, which has increased the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. This includes reliance on global supply chains that are susceptible to disruptions resulting from, among other things, war and other armed conflicts, tariffs, extreme weather events, and natural disasters. Such supply chain disruptions can lead to, and have led to, economic and market disruptions that have far-reaching effects on financial markets worldwide. The value of the fund’s investments may be negatively affected by adverse changes in overall economic or market conditions, such as the level of economic activity and productivity, unemployment and labor force participation rates, inflation or deflation (and expectations for inflation or deflation), interest rates, demand and supply for particular products or resources including labor, debt levels and credit ratings, and trade policies, among other factors. Such adverse conditions may contribute to an overall economic contraction across entire economies or markets, which may negatively impact the profitability of issuers operating in those economies or markets. In addition, geopolitical and other globally interconnected occurrences, including war, terrorism, economic uncertainty or financial crises, contagion, tariffs and trade disputes, government debt crises (including defaults or downgrades) or uncertainty about government debt payments, government shutdowns, public health crises, natural disasters, supply chain disruptions, climate change and related events or conditions, have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Adverse market conditions or disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by adverse market conditions or a particular market disruption, the duration and effects may not be the same for all types of assets.
Current military and other armed conflicts in various geographic regions, including those in Europe and the Middle East, can lead to, and have led to, economic and market disruptions, which may not be limited to the geographic region in which the conflict is occurring. Such conflicts can also result, and have resulted in some cases, in sanctions being levied by the United States, the European Union and/or other countries against countries or other actors involved in the conflict. In addition, such conflicts and related sanctions can adversely affect regional and global energy, commodities, financial and other markets and thus could affect the value of the fund's investments. The extent and duration of any military conflict, related sanctions and resulting economic and market disruptions are impossible to predict, but could be substantial.
Other market disruption events include pandemic spread of viruses, such as the novel coronavirus known as COVID-19, which have caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions, and may adversely affect the fund and its investments.
In addition, markets are becoming increasingly susceptible to disruption events resulting from the use of new and emerging technologies to engage in cyber-attacks or to take over the websites and/or social media accounts of companies, governmental entities or public officials, or to otherwise pose as or impersonate such, which then may be used to disseminate false or misleading information that can cause volatility in financial markets or for the securities of a particular company, group of companies, industry or other class of assets.
Adverse market conditions or particular market disruptions, such as those discussed above, may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments, as well as US and foreign government actions such as the imposition of tariffs, economic and
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trade sanctions or embargoes, could undermine the value of the fund's foreign investments, prevent the fund from realizing the full value of its foreign investments or prevent the fund from selling foreign securities it holds. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. In addition, the fund may be limited in its ability to exercise its legal rights or enforce a counterparty's legal obligations in certain jurisdictions outside of the US. The foreign investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments. In addition, because non-US markets may be open on days when the fund does not price its shares, the value of the foreign securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Depositary receipt risk. Foreign investments in American Depositary Receipts and other depositary receipts may be less liquid than the underlying shares in their primary trading market. Certain of the depositary receipts in which the fund invests may be unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.
Emerging market securities risk. Investment in emerging markets subjects the fund to a greater risk of loss than investments in a developed market. This is due to, among other things, (i) greater market volatility, (ii) lower trading volume, (iii) political and economic instability, (iv) high levels of inflation, deflation or currency devaluation, (v) greater risk of market shut down, (vi) more governmental limitations on foreign investments and limitations on repatriation of invested capital than those typically found in a developed market, and (vii) the risk that companies may be held to lower disclosure, corporate governance, auditing and financial reporting standards than companies in more developed markets.
The financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility in the fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the US dollar.
Settlement practices for transactions in foreign markets, particularly in emerging markets, may differ from those in US markets. Such differences include delays beyond periods customary in the US and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement.” Failed settlements can result in losses to the fund. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Local agents are held only to the standards of care of their local markets.
Small and medium-sized company risk. Small and medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small and medium-sized companies, since they lack the financial resources of larger companies. Small and medium-sized company stocks are typically less liquid than large company stocks.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance. The fund may become more focused in particular industries, asset classes or sectors of the economy as a result of changes in the valuation of the fund’s investments or fluctuations in the fund’s assets, and the fund is not required to reduce such exposures under these circumstances.
Financials sector risk. To the extent that the fund invests significantly in the financials sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the financials sector. The financials sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly
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affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition.
Certain events in the financials sector may cause an unusually high degree of volatility in the financial markets, and cause certain financials sector companies to incur large losses. Securities of financials sector companies may experience a decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the financials sector. Issuers that have exposure to the real estate, mortgage and credit markets can be particularly affected by market turmoil.
Industrials sector risk. To the extent that the fund invests significantly in the industrials sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the industrials sector. Companies in the industrials sector may be adversely affected by changes in government regulation, tariffs and trade policy, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.
Derivatives risk. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Risks associated with derivatives may include the risk that the derivative is not well correlated with the underlying asset, security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation, which risk may be heightened in derivative transactions entered into “over-the-counter” (i.e., not on an exchange or contract market); and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund’s exposure to the market and magnify potential losses.
There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.
Forward currency contract risk. The fund invests in forward currency contracts to attempt to minimize the impact of changes in the value of the non-US currencies included in its Underlying Index against the US dollar.
These contracts may not be successful. To the extent the fund’s forward currency contracts are not successful in hedging against such changes, the US dollar value of your investment in the fund may go down if the value of the local currency of the non-US markets in which the fund invests depreciates against the US dollar. This is true even if the local currency value of securities in the fund’s holdings goes up. In order to minimize transaction costs or for other reasons, the fund’s exposure to the currencies included in the Underlying Index may not be fully hedged at all times. For example, the fund may not hedge against exposure to currencies that represent a relatively smaller portion of the Underlying Index. Furthermore, because no changes in the currency weights in each fund’s Underlying Index are made during the month to account for changes in each fund’s Underlying Index due to price movement of securities, corporate events, additions, deletions or any other changes, changes in the value of the non-US currencies included in the fund’s Underlying Index against the US dollar during the month may affect the value of the fund’s investment. Non-deliverable forward (“NDF”) contracts may be less liquid than deliverable forward currency contracts. A lack of liquidity in NDFs of the hedged currency could adversely affect the fund’s ability to hedge against currency fluctuations and properly track the Underlying Index.
A forward currency contract is a negotiated agreement between two parties to exchange specified amounts of two or more currencies at a specified future time at a specified rate. The rate specified by the forward currency contract can be higher or lower than the spot rate between the currencies that are the subject of the contract. Settlement of a forward currency contract for the purchase of most currencies typically must occur at a bank based in the issuing nation. By entering into a forward currency contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the US dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the extent that forward currency contracts create exposure to currencies in which the fund’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the fund than if it had not entered into such contracts. Forward currency contracts may limit gains on portfolio securities that could otherwise be realized had they not
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been utilized and could result in losses. The contracts also may increase the fund’s volatility and may involve a significant amount of risk relative to the investment of cash.
Futures risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return and the potential loss from futures can exceed the fund’s initial investment in such contracts.
Counterparty risk. The foreign currency markets in which the fund effects its transactions are over-the-counter or “interdealer” markets. The counterparty to an over-the counter spot contract is generally a single bank or other financial institution rather than a clearing organization backed by a group of financial institutions. Participants in over-the-counter markets are typically not subject to the same credit evaluation and regulatory oversight as members of “exchange-based” markets. Because the fund executes over-the-counter transactions, the fund constantly takes credit risk with regard to parties with which it trades and may also bear the risk of settlement default. These risks may differ materially from those involved in exchange-traded transactions which generally are characterized by clearing organization guaranties, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from these protections and the fund is subject to the risk that a counterparty will not settle a transaction in accordance with agreed terms and conditions.
Further, if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The fund may obtain only limited recovery or may obtain no recovery in such circumstances. In addition, the fund may enter into agreements with a limited number of counterparties which may increase that fund’s exposure to counterparty credit risk.
Because a contract’s terms may provide for collateral to cover the variation margin exposure arising under the contract only if a minimum transfer amount is triggered, the fund may have an uncollateralized risk exposure to a counterparty.
The use of spot foreign exchange contracts may also expose the fund to legal risk, which is the risk of loss due to the unexpected application of a law or regulation, or because contracts are not legally enforceable.
Passive investing risk. Unlike a fund that is actively managed, in which portfolio management buys and sells securities based on research and analysis, the fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. Because the fund is designed to maintain a high level of exposure to the Underlying Index at all times, portfolio management generally will not buy or sell a security unless the security is added or removed, respectively, from the Underlying Index, and will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Index-related risk. The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. The Index Provider may cease publication of the Underlying Index or may terminate the license agreement allowing the fund to use the Underlying Index, either of which could have a material adverse effect on the fund. Market disruptions could cause delays in the Underlying Index’s reconstitution and rebalancing schedule. During any such delay, it is possible that the Underlying Index and, in turn, the fund will deviate from the Underlying Index’s stated methodology and therefore experience returns different than those that would have been achieved under a normal reconstitution and rebalancing schedule. Generally, the Index Provider does not provide any warranty, or accept any liability, with respect to the quality, accuracy or completeness of the Underlying Index or its related data, and does not guarantee that the Underlying Index will be in line with its stated methodology. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its stated methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. The Advisor may have limited ability to detect such errors and neither the Advisor nor its affiliates provide any warranty or guarantee against such errors. Therefore, the gains, losses or costs associated with the Index Provider’s errors will generally be borne by the fund and its shareholders.
Index-related risk may be higher for a fund that tracks an index comprised of, or an index that includes, foreign securities, and in particular emerging markets securities, because regulatory and reporting requirements may differ from those in the US, resulting in a heightened risk of
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errors in the index data, index computation and/or index construction due to unreliable, out-dated or unavailable information.
Tracking error risk. The fund may be subject to tracking error, which is the divergence of the fund’s performance from that of the Underlying Index. The performance of the fund may diverge from that of the Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when reconstituting or rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure in order to track the Underlying Index. Moreover, the use of a representative sampling investment approach (i.e., investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index) may cause the fund’s return to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to government imposed legal restrictions or limitations, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other reasons. To the extent the fund calculates its net asset value based on fair value prices and the value of the Underlying Index is based on market prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. Tracking error risk may be heightened during times of increased market volatility or other unusual market conditions. For tax purposes, the fund may sell certain securities, and such sale may cause the fund to recognize a taxable gain or a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
The need to comply with the tax diversification and other requirements of the Internal Revenue Code of 1986, as amended, relating to regulated investment companies, may also impact the fund’s ability to replicate the performance of the Underlying Index. In addition, if the fund holds other instruments that are not included in the Underlying Index, the fund’s return may not correlate as well with the returns of the Underlying Index as would be the case if the fund purchased all the securities in the Underlying Index directly. Actions taken in response to proposed corporate actions could result in increased tracking error.
Tracking error risk may be higher for funds that track indices with significant weight in foreign issuers, and in particular emerging markets issuers, than funds that do not track such indices. The fund may also experience operational delays in establishing the necessary accounts and required regulatory approvals to trade, which may delay the fund's ability to hold securities.
For purposes of calculating the fund’s net asset value, the value of assets denominated in non-US currencies is converted into US dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers. This conversion may result in a difference between the prices used to calculate the fund’s net asset value and the prices used by the Underlying Index, which, in turn, could result in a difference between the fund’s performance and the performance of the Underlying Index.
Market price risk. Fund shares are listed for trading on the exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from the NAV during periods of market volatility. Differences between secondary market prices and the value of the fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities held by the fund at a particular time. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. In addition, there may be times when the market price and the value of the fund’s holdings vary significantly and you may pay more than the value of the fund’s holdings when buying shares on the secondary market, and you may receive less than the value of the fund’s holdings when you sell those shares. While the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or other market participants, or during periods of significant market volatility, may result in trading prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. If market makers exit the business or are unable to continue making markets in fund’s shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors
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would no longer be able to trade shares in the secondary market). The market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialist, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that shares may trade at a discount to the fund’s NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares. There are various methods by which investors can purchase and sell shares of the fund and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the fund.
In addition, the securities held by the fund may be traded in markets that close at a different time than the exchange on which the fund’s shares trade. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. More generally, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s market price. The bid-ask spread varies over time for shares of the fund based on the fund’s trading volume and market liquidity, and is generally lower if the fund has substantial trading volume and market liquidity, and higher if the fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The fund’s bid-ask spread may also be impacted by the liquidity of the underlying securities held by the fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities. If the markets for the fund’s portfolio securities experience decreased liquidity, the trading markets for the fund’s shares may also become less liquid with corresponding widening in the bid-ask spreads and differences between the market price and NAV of the fund’s shares. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund at NAV. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the exchange and may, therefore, have a material effect on the market price of the fund’s shares.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss or recognize a gain that may be distributed to shareholders as a taxable distribution. This may be magnified in circumstances where redemptions from the fund may be higher than normal.
Geographic focus risk. Focusing investments in a single country or few countries, or regions, involves increased political, regulatory and other risks. Market swings in such a targeted country, countries or regions are likely to have a greater effect on fund performance than they would in a more geographically diversified fund.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers, index provider or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ or index provider’s assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers or index provider may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers or index provider could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and
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systems put in place by its service providers, index provider, fund counterparties, issuers of securities held by the fund or other market participants.
Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of the fund’s service providers, index provider or counterparties, issuers of securities held by the fund or other market participants or data within them. In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data.
Cyber-attacks, disruptions, or failures may adversely affect the fund and its shareholders or cause reputational damage and subject the fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. In addition, cyber-attacks, disruptions, or failures involving a fund counterparty could affect such counterparty’s ability to meet its obligations to the fund, which may result in losses to the fund and its shareholders. Similar types of operational and technology risks are also present for issuers of securities held by the fund, which could have material adverse consequences for such issuers, and may cause the fund’s investments to lose value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.
For example, the fund relies on various sources to calculate its NAV. Therefore, the fund is subject to certain operational risks associated with reliance on third party service providers and data sources. NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of the fund’s NAV and/or the inability to calculate NAV over extended time periods. The fund may be unable to recover any losses associated with such failures.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as Authorized Participants (“APs”). Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described in the section of this Prospectus entitled “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Non-diversification risk. At any given time, due to the composition of the Underlying Index, the fund may be classified as “non-diversified” and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. This may increase the fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the fund’s performance.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. A delay in the recovery of loaned securities could interfere with the fund’s ability to vote proxies or settle transactions. Delayed settlement may limit the ability of the fund to reinvest the proceeds of a sale of securities or prevent the fund from selling securities at times that may be appropriate to track the Underlying Index. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities, or a decline in the value of any investments made with cash collateral or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the securities.
Cash redemption risk. Because the fund invests a portion of its assets in forward currency contracts, the fund may pay out a portion of its redemption proceeds in cash rather than through the in-kind delivery of portfolio securities. In addition, the fund may be required to unwind such contracts or sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. This may cause the fund to recognize income that it might not have incurred if it had made a redemption in-kind. As a result the fund may pay out more taxable distributions than if the in-kind redemption process was used. Only APs who have entered into an agreement with the fund’s distributor may redeem shares from the fund directly; all other investors buy and sell shares at market prices on an exchange.
Xtrackers MSCI EAFE High Dividend Yield Equity ETF
Investment Objective
The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI EAFE High Dividend Yield Index.
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the
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MSCI EAFE High Dividend Yield Index (the “Underlying Index”), which is designed to track developed market performance.
The fund uses a full replication indexing strategy to seek to track the Underlying Index. As such, the fund invests directly in the component securities of the Underlying Index in substantially the same weightings in which they are represented in the Underlying Index. If it is not possible for the fund to acquire component securities due to limited availability or regulatory restrictions, the fund may use a representative sampling indexing strategy to seek to track the Underlying Index instead of a full replication indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield), and liquidity measures similar to those of the Underlying Index. The fund may or may not hold all of the securities in the Underlying Index when using a representative sampling indexing strategy. The Underlying Index is designed to reflect the performance of equities (excluding REITs) in its parent index, the MSCI EAFE Index, with higher dividend income and quality characteristics than average dividend yields of equities in the parent index, where such higher dividend income and quality characteristics are both sustainable and persistent. The fund will invest at least 80% of its total assets (but typically far more) in component securities (including depositary receipts in respect of such securities) of the Underlying Index. Due to regulatory changes, effective June 11, 2026, the fund will replace this 80% investment policy and related disclosures set forth in this prospectus. Specifically, effective June 11, 2026, under normal circumstances, the fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in component securities (including depositary receipts in respect of such securities) of the Underlying Index. Derivative instruments that provide exposure to the investments above or exposure to one or more market risk factors associated with such investments are included in the fund’s 80% investment policy, consistent with the fund’s investment policies and limitations with respect to investments in derivatives.
The Underlying Index is a free float adjusted market capitalization weighted index. As of July 31, 2025, the Underlying Index consisted of 112 securities, with an average market capitalization of approximately $36.33 billion and a minimum market capitalization of approximately $5.64 billion from issuers in the following countries (may reflect country of domicile): Australia, Austria, Belgium, China, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden,
Switzerland, the United Kingdom and the United States. Under normal circumstances. the Underlying Index is rebalanced semi-annually in May and November. The fund changes its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to the fund’s schedule of portfolio changes.
The fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities located in developed countries in Europe, Australasia and the Far East. As of July 31, 2025, a significant percentage of the Underlying Index was comprised of securities of issuers from Switzerland and the United Kingdom. The fund will not enter into transactions to hedge against declines in the value of the fund’s assets that are denominated in foreign currency.
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of July 31, 2025, a significant percentage of the Underlying Index was comprised of issuers in the financials and consumer staples sectors. The fund’s exposure to particular sectors or countries may change over time to correspond to changes in the Underlying Index.
The fund may also invest in depositary receipts in respect of equity securities that comprise its Underlying Index to seek performance that corresponds to the fund’s respective Underlying Index. Investments in such depositary receipts will count towards the fund’s 80% investment policy discussed above with respect to instruments that comprise the applicable Underlying Index. The fund will not invest in any unlisted depositary receipt or any depositary receipt that the Advisor deems illiquid at the time of purchase or for which pricing information is not readily available.
The fund may invest its remaining assets in other securities, including securities not in the Underlying Index, cash and cash equivalents, money market instruments, such as repurchase agreements or money market funds (including money market funds advised by the Advisor or its affiliates (subject to applicable limitations under the Investment Company Act of 1940, as amended (the “1940 Act”), or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index) and in certain types of derivatives instruments (see “Derivatives” subsection).
The fund expects to use futures contracts to a limited extent in seeking performance that corresponds to its Underlying Index. A futures contract is a standardized exchange traded agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a
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specific future time. The fund will not invest in forward currency contracts to hedge against changes in the value of the US dollar against specified foreign currencies.
The fund may become “non-diversified,” as defined under the Investment Company Act of 1940, as amended, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. Shareholder approval will not be sought when the fund crosses from diversified to non-diversified status under such circumstances.
The fund or securities referred to herein are not sponsored, endorsed, issued, sold or promoted by MSCI (the “Index Provider”), and MSCI bears no liability with respect to the fund or securities or any index on which the fund or securities are based. The Prospectus contains a more detailed description of the limited relationship MSCI has with DBX Advisors LLC and any related funds.
Derivatives. The fund may invest in derivatives, which are financial instruments whose performance is derived, at least in part, from the performance of an underlying asset, security or index. In particular, portfolio management generally may use futures contracts, stock index futures, options on futures, swap contracts and other types of derivatives in seeking performance that corresponds to the Underlying Index and will not use such instruments for speculative purposes. A futures contract is a standardized exchange-traded agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time.
Securities lending. The fund may lend securities (up to one-third of total assets) to approved institutions, such as registered broker-dealers, pooled investment vehicles, banks and other financial institutions. In connection with such loans, the fund receives liquid collateral in an amount that is based on the type and value of the securities being lent, with riskier securities generally requiring higher levels of collateral.
Underlying Index Information
MSCI EAFE High Dividend Yield Index
The MSCI EAFE High Dividend Yield Index is based on MSCI EAFE, its parent index, and includes large and mid cap representation across developed markets countries around the world (as defined by the Index Provider), excluding the US and Canada. The index is designed to reflect the performance of equities in the parent index (excluding REITs) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The index also applies quality screens and reviews 12-month past performance to omit stocks with potentially deteriorating fundamentals that could force them to cut or reduce dividends. See the Appendix for additional information on MSCI's Global Investable Markets Indexes and High Dividend Yield Indexes Methodology.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. High market volatility may also result from significant shifts in momentum of one or more specific stocks due to unusual increases or decreases in trading activity. Momentum can change quickly, and securities subject to shifts in momentum may be more volatile than the market as a whole and returns on such securities may drop precipitously. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Market disruption risk. Economies and financial markets throughout the world have become increasingly interconnected, which has increased the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. This includes reliance on global supply chains that are susceptible to disruptions resulting from, among other things, war and other armed conflicts, tariffs, extreme weather events, and natural disasters. Such supply chain disruptions can lead to, and have led to, economic and market disruptions that have far-reaching effects on financial markets worldwide. The value of the fund’s investments may be negatively affected by adverse changes in overall economic or market conditions, such as the level of economic activity and productivity, unemployment and labor force participation rates, inflation or deflation (and expectations for inflation or deflation), interest rates, demand and supply for particular products or resources including labor, debt levels and credit ratings, and trade policies, among other factors. Such adverse conditions
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may contribute to an overall economic contraction across entire economies or markets, which may negatively impact the profitability of issuers operating in those economies or markets. In addition, geopolitical and other globally interconnected occurrences, including war, terrorism, economic uncertainty or financial crises, contagion, tariffs and trade disputes, government debt crises (including defaults or downgrades) or uncertainty about government debt payments, government shutdowns, public health crises, natural disasters, supply chain disruptions, climate change and related events or conditions, have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Adverse market conditions or disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by adverse market conditions or a particular market disruption, the duration and effects may not be the same for all types of assets.
Current military and other armed conflicts in various geographic regions, including those in Europe and the Middle East, can lead to, and have led to, economic and market disruptions, which may not be limited to the geographic region in which the conflict is occurring. Such conflicts can also result, and have resulted in some cases, in sanctions being levied by the United States, the European Union and/or other countries against countries or other actors involved in the conflict. In addition, such conflicts and related sanctions can adversely affect regional and global energy, commodities, financial and other markets and thus could affect the value of the fund's investments. The extent and duration of any military conflict, related sanctions and resulting economic and market disruptions are impossible to predict, but could be substantial.
Other market disruption events include pandemic spread of viruses, such as the novel coronavirus known as COVID-19, which have caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions, and may adversely affect the fund and its investments.
In addition, markets are becoming increasingly susceptible to disruption events resulting from the use of new and emerging technologies to engage in cyber-attacks or to take over the websites and/or social media accounts of companies, governmental entities or public officials, or to otherwise pose as or impersonate such, which then may be used to disseminate false or misleading information that can cause volatility in financial markets or for the securities of a particular company, group of companies, industry or other class of assets.
Adverse market conditions or particular market disruptions, such as those discussed above, may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
Dividend-paying stock risk. As a category, dividend-paying stocks may underperform non-dividend paying stocks (and the stock market as a whole) over any period of time. In addition, issuers of dividend-paying stocks may have discretion to defer or stop paying dividends for a stated period of time, or the anticipated acceleration of dividends may not occur as a result of, among other things, a sharp rise in interest rates or an economic downturn. If the dividend-paying stocks held by the fund reduce or stop paying dividends, the fund’s ability to generate income may be adversely affected.
Changes in the dividend policies of companies in the fund’s portfolio and capital resources available for these companies’ dividend payments may adversely affect the fund. Depending upon market conditions, dividend-paying stocks that meet the fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments, as well as US and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the fund's foreign investments, prevent the fund from realizing the full value of its foreign investments or prevent the fund from selling foreign securities it holds. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. In addition, the fund may be limited in its ability to exercise its legal rights or enforce a counterparty's legal obligations in certain jurisdictions outside of the US. The foreign investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and
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costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments. In addition, because non-US markets may be open on days when the fund does not price its shares, the value of the foreign securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Depositary receipt risk. Foreign investments in American Depositary Receipts and other depositary receipts may be less liquid than the underlying shares in their primary trading market. Certain of the depositary receipts in which the fund invests may be unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.
European investment risk. European financial markets have experienced volatility in recent years and have been adversely affected by concerns about economic downturns, credit rating downgrades, rising government debt level and possible default on or restructuring of government debt in several European countries. A default or debt restructuring by any European country would adversely impact holders of that country’s debt, and sellers of credit default swaps linked to that country’s creditworthiness. Most countries in Western Europe are members of the European Union (EU), which faces major issues involving its membership, structure, procedures and policies.
European countries are also significantly affected by fiscal and monetary controls implemented by the European Economic and Monetary Union (EMU), and it is possible that the timing and substance of these controls may not address the needs of all EMU member countries. Investing in euro-denominated securities also risks exposure to a currency that may not fully reflect the strengths and weaknesses of the disparate economies that comprise Europe. There is continued concern over member state-level support for the euro, which could lead to certain countries leaving the EMU, the implementation of currency controls, or potentially the dissolution of the euro. The dissolution of the euro could have significant negative effects on European financial markets.
Small and medium-sized company risk. Small and medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small and medium-sized companies, since they lack the financial resources of larger companies. Small and medium-sized company stocks are typically less liquid than large company stocks.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance. The fund may become more focused in particular industries, asset classes or sectors of the economy as a result of changes in the valuation of the fund’s investments or fluctuations in the fund’s assets, and the fund is not required to reduce such exposures under these circumstances.
Financials sector risk. To the extent that the fund invests significantly in the financials sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the financials sector. The financials sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition.
Certain events in the financials sector may cause an unusually high degree of volatility in the financial markets, and cause certain financials sector companies to incur large losses. Securities of financials sector companies may experience a decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the financials sector. Issuers that have exposure to the real estate, mortgage and credit markets can be particularly affected by market turmoil.
Consumer staples sector risk. To the extent that the fund invests significantly in the consumer staples sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the consumer staples sector. Companies in the consumer staples sector may be adversely affected by changes in the global economy, consumer spending, competition, demographics and consumer preferences, and production spending. Companies in the consumer staples sector are also affected by changes in government regulation, global economic, environmental and political events, economic conditions, tariffs, and the depletion of resources. In addition, companies in the consumer staples sector may be subject to risks pertaining to the supply of, demand for and prices of raw materials. The prices of raw materials fluctuate in response to a number of factors,
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including, without limitation, changes in government agricultural support programs, exchange rates, tariffs, import and export controls, changes in international agricultural and trading policies, and seasonal and weather conditions.
Currency risk. Changes in currency exchange rates and the relative value of non-US currencies may affect the value of the fund’s investment and the value of your fund shares. Because the fund’s NAV is determined on the basis of the US dollar and the fund does not attempt to hedge against changes in the value of non-US currencies, investors may lose money if the foreign currency depreciates against the US dollar, even if the foreign currency value of the fund’s holdings in that market increases. Conversely, the dollar value of your investment in the fund may go up if the value of the foreign currency appreciates against the US dollar. The value of the US dollar measured against other currencies is influenced by a variety of factors. These factors include: interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, and global energy prices. Political instability, the possibility of government intervention and restrictive or opaque business and investment policies may also reduce the value of a country’s currency. Government monetary policies and the buying or selling of currency by a country’s government may also influence exchange rates. Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of an investment in the fund may also go up or down quickly and unpredictably and investors may lose money.
Passive investing risk. Unlike a fund that is actively managed, in which portfolio management buys and sells securities based on research and analysis, the fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. Because the fund is designed to maintain a high level of exposure to the Underlying Index at all times, portfolio management generally will not buy or sell a security unless the security is added or removed, respectively, from the Underlying Index, and will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Index-related risk. The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. The Index Provider may cease publication of the Underlying Index or may terminate the license agreement allowing the fund to use the Underlying Index, either of which could have a material adverse effect on the fund. Market disruptions could cause delays in the
Underlying Index’s reconstitution and rebalancing schedule. During any such delay, it is possible that the Underlying Index and, in turn, the fund will deviate from the Underlying Index’s stated methodology and therefore experience returns different than those that would have been achieved under a normal reconstitution and rebalancing schedule. Generally, the Index Provider does not provide any warranty, or accept any liability, with respect to the quality, accuracy or completeness of the Underlying Index or its related data, and does not guarantee that the Underlying Index will be in line with its stated methodology. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its stated methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. The Advisor may have limited ability to detect such errors and neither the Advisor nor its affiliates provide any warranty or guarantee against such errors. Therefore, the gains, losses or costs associated with the Index Provider’s errors will generally be borne by the fund and its shareholders.
Index-related risk may be higher for a fund that tracks an index comprised of, or an index that includes, foreign securities because regulatory and reporting requirements may differ from those in the US, resulting in a heightened risk of errors in the index data, index computation and/or index construction due to unreliable, outdated or unavailable information.
Tracking error risk. The fund may be subject to tracking error, which is the divergence of the fund’s performance from that of the Underlying Index. The performance of the fund may diverge from that of the Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when reconstituting or rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure in order to track the Underlying Index. Moreover, the use of a representative sampling investment approach (i.e., investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index) may cause the fund’s return to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the fund may not be able to
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invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to government imposed legal restrictions or limitations, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other reasons. To the extent the fund calculates its net asset value based on fair value prices and the value of the Underlying Index is based on market prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. Tracking error risk may be heightened during times of increased market volatility or other unusual market conditions. For tax purposes, the fund may sell certain securities, and such sale may cause the fund to recognize a taxable gain or a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
The need to comply with the tax diversification and other requirements of the Internal Revenue Code of 1986, as amended, relating to regulated investment companies, may also impact the fund’s ability to replicate the performance of the Underlying Index. In addition, if the fund holds other instruments that are not included in the Underlying Index, the fund’s return may not correlate as well with the returns of the Underlying Index as would be the case if the fund purchased all the securities in the Underlying Index directly. Actions taken in response to proposed corporate actions could result in increased tracking error.
Tracking error risk may be higher for funds that track indices with significant weight in foreign issuers than funds that do not track such indices. The fund may also experience operational delays in establishing the necessary accounts and required regulatory approvals to trade, which may delay the fund’s ability to hold securities.
For purposes of calculating the fund’s net asset value, the value of assets denominated in non-US currencies is converted into US dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers. This conversion may result in a difference between the prices used to calculate the fund’s net asset value and the prices used by the Underlying Index, which, in turn, could result in a difference between the fund’s performance and the performance of the Underlying Index.
Market price risk. Fund shares are listed for trading on the exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from the NAV during periods of market volatility. Differences between secondary market prices and the value of the fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities held by the fund at a particular time. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. In addition, there may be times when the market price and the value of the fund’s holdings vary significantly and you may pay more than the value of the fund’s holdings when buying shares on the secondary market, and you may receive less than the value of the fund’s holdings when you sell those shares. While the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or other market participants, or during periods of significant market volatility, may result in trading prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. If market makers exit the business or are unable to continue making markets in fund’s shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). The market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialist, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that shares may trade at a discount to the fund’s NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares. There are various methods by which investors can purchase and sell shares of the fund and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the fund.
In addition, the securities held by the fund may be traded in markets that close at a different time than the exchange on which the fund’s shares trade. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. More generally, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s market price. The bid-ask spread varies over time for shares of the fund based on the fund’s trading volume and market liquidity, and is generally lower if the fund has substantial trading volume and market liquidity, and higher if the fund has little trading volume and market liquidity
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(which is often the case for funds that are newly launched or small in size). The fund’s bid-ask spread may also be impacted by the liquidity of the underlying securities held by the fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities. If the markets for the fund’s portfolio securities experience decreased liquidity, the trading markets for the fund’s shares may also become less liquid with corresponding widening in the bid-ask spreads and differences between the market price and NAV of the fund’s shares. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund at NAV. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the exchange and may, therefore, have a material effect on the market price of the fund’s shares.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss or recognize a gain that may be distributed to shareholders as a taxable distribution. This may be magnified in circumstances where redemptions from the fund may be higher than normal.
Geographic focus risk. Focusing investments in a single country or few countries, or regions, involves increased political, regulatory and other risks. Market swings in such a targeted country, countries or regions are likely to have a greater effect on fund performance than they would in a more geographically diversified fund.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers, index provider or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ or index provider’s assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers or index provider may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers or index provider could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, index provider, fund counterparties, issuers of securities held by the fund or other market participants.
Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of the fund’s service providers, index provider or counterparties, issuers of securities held by the fund or other market participants or data within them. In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data.
Cyber-attacks, disruptions, or failures may adversely affect the fund and its shareholders or cause reputational damage and subject the fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. In addition, cyber-attacks, disruptions, or failures involving a fund counterparty could affect such counterparty’s ability to meet its obligations to the fund, which may result in losses to the fund and its shareholders. Similar types of operational and technology risks are also present for issuers of securities held by the fund, which could have material adverse consequences for such issuers, and may cause the fund’s investments to lose value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market,
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which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.
For example, the fund relies on various sources to calculate its NAV. Therefore, the fund is subject to certain operational risks associated with reliance on third party service providers and data sources. NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of the fund’s NAV and/or the inability to calculate NAV over extended time periods. The fund may be unable to recover any losses associated with such failures.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as Authorized Participants (“APs”). Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described in the section of this Prospectus entitled “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Non-diversification risk. At any given time, due to the composition of the Underlying Index, the fund may be classified as “non-diversified” and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. This may increase the fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the fund’s performance.
Derivatives risk. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Risks associated with derivatives may include the risk that the derivative is not well correlated with the underlying asset, security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation, which risk may be heightened in derivative transactions entered into “over-the-counter” (i.e., not on an exchange or contract market); and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund’s exposure to the market and magnify potential losses.
There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.
Futures risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return and the potential loss from futures can exceed the fund’s initial investment in such contracts.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. A delay in the recovery of loaned securities could interfere with the fund’s ability to vote proxies or settle transactions. Delayed settlement may limit the ability of the fund to reinvest the proceeds of a sale of securities or prevent the fund from selling securities at times that may be appropriate to track the Underlying Index. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities, or a decline in the value of any investments made with cash collateral or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the securities.
Risks related to investing in Switzerland. Investment in Swiss issuers may subject the fund to legal, regulatory, political, currency, security, and economic risk specific to Switzerland. International trade is a significant factor of the Swiss economy and the country depends upon exports to produce economic growth, which may be impacted by global trade policies and tariffs. Among other things, Switzerland’s economy is heavily dependent on trading relationships with certain key trading partners. Future changes in the price or the demand for Swiss products or services by these countries or changes in these countries’ economies, trade regulations or currency exchange rates
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could adversely impact the Swiss economy and the issuers to which the Fund has exposure. Switzerland’s economic growth generally reflects economic trends in other countries, including the US and certain Western European countries. Due to the lack of natural resources, Switzerland is dependent upon imports for raw materials. As a result, any drastic fluctuations in the price of certain raw materials will likely have a significant impact on the Swiss economy.
Risks related to investing in the United Kingdom. Investment in British issuers may subject the fund to regulatory, political, currency, security, and economic risks specific to the United Kingdom. The British economy relies heavily on export of financial services to the US and other European countries. A prolonged slowdown in the financial services sector may have a negative impact on the British economy. In the past, the United Kingdom has been a target of terrorism. Acts of terrorism in the United Kingdom or against British interests abroad may cause uncertainty in the British financial markets and adversely affect the performance of the issuers to which the fund has exposure. The British economy, along with the US and certain other EU economies, experienced a significant economic slowdown during past economic crises.
In a referendum held on June 23, 2016, citizens of the United Kingdom voted to leave the EU, creating economic, political and legal uncertainty in its wake. Consequently, the United Kingdom government, pursuant to the Treaty of Lisbon (the “Treaty”), officially withdrew from the EU on January 31, 2020. The United Kingdom and European Union negotiated a new Trade and Cooperation Agreement (the “Trade Agreement”) which took effect on May 1, 2021. The United Kingdom is no longer part of the EU customs union and single market, nor is it subject to EU policies and international agreements. Among other things, the Trade Agreement provides for zero tariffs and zero quotas on all goods that comply with appropriate rules of origin and establishes the treatment and level of access the United Kingdom and EU have agreed to grant each other’s service suppliers and investors. In addition to trade in goods and services and investment, the Trade Agreement also covers digital trade, intellectual property, public procurement, aviation and road transport, energy, fisheries, social security coordination, law enforcement and judicial cooperation in criminal matters, thematic cooperation and participation in EU programs. Even with the Trade Agreement in place, the United Kingdom’s withdrawal from the EU may create new barriers to trade in goods and services and to cross-border mobility and exchanges, including with respect to trade in financial services which is not comprehensively addressed in the Trade Agreement and remains subject to negotiation between the United Kingdom and the EU. The long-term impact of the United Kingdom’s withdrawal from the EU is still unknown and could have adverse economic and political effects on the United Kingdom, the EU and its member countries, and the global economy, including financial markets and asset valuations.
The United Kingdom has one of the largest economies in Europe, and member countries of the EU are substantial trading partners of the United Kingdom. The City of London’s economy is dominated by financial services, some of which may have to move outside of the United Kingdom post-withdrawal (e.g., currency trading, international settlement). With the United Kingdom’s exit from the EU, banks may be forced to move staff and comply with two separate sets of rules or lose business to banks in Europe. Furthermore, the withdrawal creates the potential for decreased trade, the possibility of capital outflows, devaluation of the pound sterling, the cost of higher corporate bond spreads due to uncertainty, and the risk that all the above could damage business and consumer spending as well as foreign direct investment. As a result of the withdrawal, the British economy and its currency may be negatively impacted by changes to its economic and political relations with the EU.
The impact of the withdrawal in the long-term is still unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.
Xtrackers MSCI Eurozone Hedged Equity ETF
Investment Objective
The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI EMU IMI US Dollar Hedged Index.
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI EMU IMI US Dollar Hedged Index (the “Underlying Index”), which is designed to track the performance of equity securities based in the countries in the European Monetary Union (the “EMU”), while seeking to mitigate exposure to fluctuations between the value of the US dollar and the euro. The fund uses a full replication indexing strategy to seek to track the Underlying Index. As such, the fund invests directly in the component securities of the Underlying Index in substantially the same weightings in which they are represented in the Underlying Index. If it is not possible for the fund to acquire component securities due to limited availability or regulatory restrictions, the fund may use a representative sampling indexing strategy to seek to track the Underlying Index instead of a full replication indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield), and liquidity
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measures similar to those of the Underlying Index. The fund may or may not hold all of the securities in the Underlying Index when using a representative sampling indexing strategy. The Underlying Index is composed of equities from countries in the EMU, or the “Eurozone,” that have adopted the euro as their common currency and sole legal tender. The fund will invest at least 80% of its total assets (but typically far more) in component securities (including depositary receipts in respect of such securities) of the Underlying Index. Due to regulatory changes, effective June 11, 2026, the fund will replace this 80% investment policy and related disclosures set forth in this prospectus. Specifically, effective June 11, 2026, under normal circumstances, the fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in component securities (including depositary receipts in respect of such securities) of the Underlying Index. Derivative instruments that provide exposure to the investments above or exposure to one or more market risk factors associated with such investments are included in the fund’s 80% investment policy, consistent with the fund’s investment policies and limitations with respect to investments in derivatives.
As of July 31, 2025, the Underlying Index consisted of 592 securities with an average market capitalization of approximately $17.03 billion and a minimum market capitalization of approximately $362 million from issuers in the following countries (may reflect country of domicile): Austria, Belgium, Bermuda, China, Finland, France, Germany, Ireland, Italy, Jersey Channel Islands, Luxembourg, Netherlands, Poland, Portugal, Singapore, South Korea, Spain, Switzerland and the United Kingdom. Under normal circumstances, the Underlying Index is rebalanced monthly. The fund changes its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to the fund’s schedule of portfolio changes.
The fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities from issuers in the Eurozone. As of July 31, 2025, a significant percentage of the Underlying Index was comprised of securities of issuers from France and Germany.
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of July 31, 2025, a significant percentage of the Underlying Index was comprised of issuers in the financials and industrials sectors. The fund’s exposure to particular sectors or countries may change over time to correspond to changes in the Underlying Index.
The fund may also invest in depositary receipts in respect of equity securities that comprise its Underlying Index to seek performance that corresponds to the fund’s respective Underlying Index. Investments in such depositary receipts will count towards the fund’s 80% investment policy discussed above with respect to instruments that comprise the applicable Underlying Index. The fund will not invest in any unlisted depositary receipt or any depositary receipt that the Advisor deems illiquid at the time of purchase or for which pricing information is not readily available.
The fund may invest its remaining assets in other securities, including securities not in the Underlying Index, cash and cash equivalents, money market instruments, such as repurchase agreements or money market funds (including money market funds advised by the Advisor or its affiliates (subject to applicable limitations under the Investment Company Act of 1940, as amended (the “1940 Act”), or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index) and in certain types of derivatives instruments (see “Derivatives” subsection).
The fund may become “non-diversified,” as defined under the Investment Company Act of 1940, as amended, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. Shareholder approval will not be sought when the fund crosses from diversified to non-diversified status under such circumstances.
The fund or securities referred to herein are not sponsored, endorsed, issued, sold or promoted by MSCI (the “Index Provider”), and MSCI bears no liability with respect to the fund or securities or any index on which the fund or securities are based. The Prospectus contains a more detailed description of the limited relationship MSCI has with DBX Advisors LLC and any related funds.
Derivatives. The fund may invest in derivatives, which are financial instruments whose performance is derived, at least in part, from the performance of an underlying asset, security or index. In particular, portfolio management may use deliverable or non-deliverable forward (“NDF”) currency contracts to hedge the fund’s currency exposure. The fund enters into forward currency contracts designed to offset the fund’s exposure to the euro. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The fund (and the Underlying Index) hedges the euro in the portfolio to US dollars by selling the euro forward at the one-month forward rate published by WM/Reuters.
The amount of forward contracts in the fund is based on the aggregate exposure of the fund and Underlying Index to the euro based on currency weights as of the beginning of each month. While this approach is designed to minimize the impact of currency fluctuations on fund returns,
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this does not necessarily eliminate exposure to all currency fluctuations. The return of the forward currency contracts may not perfectly offset the actual fluctuations of the euro relative to the US dollar. The fund may use NDF contracts to execute its hedging transactions. An NDF is a contract where there is no physical settlement of two currencies at maturity (as opposed to deliverable forward contracts, which per their terms are settled by physical delivery of the currencies). Rather, based on the movement of the currencies and the contractually agreed upon exchange rate, a net cash settlement is made by one party to the other in US dollars.
Portfolio management may also use futures contracts, options on futures contracts and other types of derivatives in seeking performance that corresponds to the Underlying Index and will not use such instruments for speculative purposes. The fund expects to use futures contracts to a limited extent in seeking performance that corresponds to the Underlying Index. A futures contract is a standardized exchange traded agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time.
In addition, the fund may invest in structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index).
Securities lending. The fund may lend securities (up to one-third of total assets) to approved institutions, such as registered broker-dealers, pooled investment vehicles, banks and other financial institutions. In connection with such loans, the fund receives liquid collateral in an amount that is based on the type and value of the securities being lent, with riskier securities generally requiring higher levels of collateral.
Underlying Index Information
MSCI EMU IMI US Dollar Hedged Index
The MSCI EMU IMI US Dollar Hedged Index is designed to represent a close estimation of the performance that can be achieved by hedging the currency exposure of its parent index, the MSCI EMU IMI, to the US dollar, the “home” currency for the hedged index. The index is 100% hedged to the US dollar by selling the euro forward at the one-month forward rate. The parent index is composed of large, mid and small- cap stocks across developed markets countries (as defined by the Index Provider) in the European Economic and Monetary Union. See the Appendix for additional information on MSCI's Global Investable Markets Indexes Methodology.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. High market volatility may also result from significant shifts in momentum of one or more specific stocks due to unusual increases or decreases in trading activity. Momentum can change quickly, and securities subject to shifts in momentum may be more volatile than the market as a whole and returns on such securities may drop precipitously. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Market disruption risk. Economies and financial markets throughout the world have become increasingly interconnected, which has increased the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. This includes reliance on global supply chains that are susceptible to disruptions resulting from, among other things, war and other armed conflicts, tariffs, extreme weather events, and natural disasters. Such supply chain disruptions can lead to, and have led to, economic and market disruptions that have far-reaching effects on financial markets worldwide. The value of the fund’s investments may be negatively affected by adverse changes in overall economic or market conditions, such as the level of economic activity and productivity, unemployment and labor force participation rates, inflation or deflation (and expectations for inflation or deflation), interest rates, demand and supply for particular products or resources including labor, debt levels and credit ratings, and trade policies, among other factors. Such adverse conditions may contribute to an overall economic contraction across entire economies or markets, which may negatively impact the profitability of issuers operating in those economies or markets. In addition, geopolitical and other globally interconnected occurrences, including war, terrorism, economic uncertainty or financial crises, contagion, tariffs
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and trade disputes, government debt crises (including defaults or downgrades) or uncertainty about government debt payments, government shutdowns, public health crises, natural disasters, supply chain disruptions, climate change and related events or conditions, have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Adverse market conditions or disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by adverse market conditions or a particular market disruption, the duration and effects may not be the same for all types of assets.
Current military and other armed conflicts in various geographic regions, including those in Europe and the Middle East, can lead to, and have led to, economic and market disruptions, which may not be limited to the geographic region in which the conflict is occurring. Such conflicts can also result, and have resulted in some cases, in sanctions being levied by the United States, the European Union and/or other countries against countries or other actors involved in the conflict. In addition, such conflicts and related sanctions can adversely affect regional and global energy, commodities, financial and other markets and thus could affect the value of the fund's investments. The extent and duration of any military conflict, related sanctions and resulting economic and market disruptions are impossible to predict, but could be substantial.
Other market disruption events include pandemic spread of viruses, such as the novel coronavirus known as COVID-19, which have caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions, and may adversely affect the fund and its investments.
In addition, markets are becoming increasingly susceptible to disruption events resulting from the use of new and emerging technologies to engage in cyber-attacks or to take over the websites and/or social media accounts of companies, governmental entities or public officials, or to otherwise pose as or impersonate such, which then may be used to disseminate false or misleading information that can cause volatility in financial markets or for the securities of a particular company, group of companies, industry or other class of assets.
Adverse market conditions or particular market disruptions, such as those discussed above, may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments, as well as US and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the fund's foreign investments, prevent the fund from realizing the full value of its foreign investments or prevent the fund from selling foreign securities it holds. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. In addition, the fund may be limited in its ability to exercise its legal rights or enforce a counterparty's legal obligations in certain jurisdictions outside of the US. The foreign investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments. In addition, because non-US markets may be open on days when the fund does not price its shares, the value of the foreign securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Depositary receipt risk. Foreign investments in American Depositary Receipts and other depositary receipts may be less liquid than the underlying shares in their primary trading market. Certain of the depositary receipts in which the fund invests may be unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.
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European investment risk. European financial markets have experienced volatility in recent years and have been adversely affected by concerns about economic downturns, credit rating downgrades, rising government debt level and possible default on or restructuring of government debt in several European countries. A default or debt restructuring by any European country would adversely impact holders of that country’s debt, and sellers of credit default swaps linked to that country’s creditworthiness. Most countries in Western Europe are members of the European Union (EU), which faces major issues involving its membership, structure, procedures and policies.
European countries are also significantly affected by fiscal and monetary controls implemented by the European Economic and Monetary Union (EMU), and it is possible that the timing and substance of these controls may not address the needs of all EMU member countries. Investing in euro-denominated securities also risks exposure to a currency that may not fully reflect the strengths and weaknesses of the disparate economies that comprise Europe. There is continued concern over member state-level support for the euro, which could lead to certain countries leaving the EMU, the implementation of currency controls, or potentially the dissolution of the euro. The dissolution of the euro could have significant negative effects on European financial markets.
Small and medium-sized company risk. Small and medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small and medium-sized companies, since they lack the financial resources of larger companies. Small and medium-sized company stocks are typically less liquid than large company stocks.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance. The fund may become more focused in particular industries, asset classes or sectors of the economy as a result of changes in the valuation of the fund’s investments or fluctuations in the fund’s assets, and the fund is not required to reduce such exposures under these circumstances.
Financials sector risk. To the extent that the fund invests significantly in the financials sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the financials sector. The financials sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition.
Certain events in the financials sector may cause an unusually high degree of volatility in the financial markets, and cause certain financials sector companies to incur large losses. Securities of financials sector companies may experience a decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the financials sector. Issuers that have exposure to the real estate, mortgage and credit markets can be particularly affected by market turmoil.
Industrials sector risk. To the extent that the fund invests significantly in the industrials sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the industrials sector. Companies in the industrials sector may be adversely affected by changes in government regulation, tariffs and trade policy, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.
Derivatives risk. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Risks associated with derivatives may include the risk that the derivative is not well correlated with the underlying asset, security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation, which risk may be heightened in derivative transactions entered into “over-the-counter” (i.e., not on an exchange or contract market); and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund’s exposure to the market and magnify potential losses.
There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.
Forward currency contract risk. The fund invests in forward currency contracts to attempt to minimize the impact of changes in the value of the non-US currencies included in its Underlying Index against the US dollar.
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These contracts may not be successful. To the extent the fund’s forward currency contracts are not successful in hedging against such changes, the US dollar value of your investment in the fund may go down if the value of the local currency of the non-US markets in which the fund invests depreciates against the US dollar. This is true even if the local currency value of securities in the fund’s holdings goes up. In order to minimize transaction costs or for other reasons, the fund’s exposure to the currencies included in the Underlying Index may not be fully hedged at all times. For example, the fund may not hedge against exposure to currencies that represent a relatively smaller portion of the Underlying Index. Furthermore, because no changes in the currency weights in each fund’s Underlying Index are made during the month to account for changes in each fund’s Underlying Index due to price movement of securities, corporate events, additions, deletions or any other changes, changes in the value of the non-US currencies included in the fund’s Underlying Index against the US dollar during the month may affect the value of the fund’s investment. Non-deliverable forward (“NDF”) contracts may be less liquid than deliverable forward currency contracts. A lack of liquidity in NDFs of the hedged currency could adversely affect the fund’s ability to hedge against currency fluctuations and properly track the Underlying Index.
A forward currency contract is a negotiated agreement between two parties to exchange specified amounts of two or more currencies at a specified future time at a specified rate. The rate specified by the forward currency contract can be higher or lower than the spot rate between the currencies that are the subject of the contract. Settlement of a forward currency contract for the purchase of most currencies typically must occur at a bank based in the issuing nation. By entering into a forward currency contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the US dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the extent that forward currency contracts create exposure to currencies in which the fund’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the fund than if it had not entered into such contracts. Forward currency contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the fund’s volatility and may involve a significant amount of risk relative to the investment of cash.
Futures risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return and the potential loss from futures can exceed the fund’s initial investment in such contracts.
Counterparty risk. The foreign currency markets in which the fund effects its transactions are over-the-counter or “interdealer” markets. The counterparty to an over-the counter spot contract is generally a single bank or other financial institution rather than a clearing organization backed by a group of financial institutions. Participants in over-the-counter markets are typically not subject to the same credit evaluation and regulatory oversight as members of “exchange-based” markets. Because the fund executes over-the-counter transactions, the fund constantly takes credit risk with regard to parties with which it trades and may also bear the risk of settlement default. These risks may differ materially from those involved in exchange-traded transactions which generally are characterized by clearing organization guaranties, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from these protections and the fund is subject to the risk that a counterparty will not settle a transaction in accordance with agreed terms and conditions.
Further, if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The fund may obtain only limited recovery or may obtain no recovery in such circumstances. In addition, the fund may enter into agreements with a limited number of counterparties which may increase that fund’s exposure to counterparty credit risk.
Because a contract’s terms may provide for collateral to cover the variation margin exposure arising under the contract only if a minimum transfer amount is triggered, the fund may have an uncollateralized risk exposure to a counterparty.
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The use of spot foreign exchange contracts may also expose the fund to legal risk, which is the risk of loss due to the unexpected application of a law or regulation, or because contracts are not legally enforceable.
Passive investing risk. Unlike a fund that is actively managed, in which portfolio management buys and sells securities based on research and analysis, the fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. Because the fund is designed to maintain a high level of exposure to the Underlying Index at all times, portfolio management generally will not buy or sell a security unless the security is added or removed, respectively, from the Underlying Index, and will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Index-related risk. The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. The Index Provider may cease publication of the Underlying Index or may terminate the license agreement allowing the fund to use the Underlying Index, either of which could have a material adverse effect on the fund. Market disruptions could cause delays in the Underlying Index’s reconstitution and rebalancing schedule. During any such delay, it is possible that the Underlying Index and, in turn, the fund will deviate from the Underlying Index’s stated methodology and therefore experience returns different than those that would have been achieved under a normal reconstitution and rebalancing schedule. Generally, the Index Provider does not provide any warranty, or accept any liability, with respect to the quality, accuracy or completeness of the Underlying Index or its related data, and does not guarantee that the Underlying Index will be in line with its stated methodology. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its stated methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. The Advisor may have limited ability to detect such errors and neither the Advisor nor its affiliates provide any warranty or guarantee against such errors. Therefore, the gains, losses or costs associated with the Index Provider’s errors will generally be borne by the fund and its shareholders.
Index-related risk may be higher for a fund that tracks an index comprised of, or an index that includes, foreign securities because regulatory and reporting requirements may differ from those in the US, resulting in a heightened risk of errors in the index data, index computation and/or index construction due to unreliable, outdated or unavailable information.
Tracking error risk. The fund may be subject to tracking error, which is the divergence of the fund’s performance from that of the Underlying Index. The performance of the fund may diverge from that of the Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when reconstituting or rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure in order to track the Underlying Index. Moreover, the use of a representative sampling investment approach (i.e., investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index) may cause the fund’s return to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to government imposed legal restrictions or limitations, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other reasons. To the extent the fund calculates its net asset value based on fair value prices and the value of the Underlying Index is based on market prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. Tracking error risk may be heightened during times of increased market volatility or other unusual market conditions. For tax purposes, the fund may sell certain securities, and such sale may cause the fund to recognize a taxable gain or a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
The need to comply with the tax diversification and other requirements of the Internal Revenue Code of 1986, as amended, relating to regulated investment companies, may also impact the fund’s ability to replicate the performance of the Underlying Index. In addition, if the fund holds other instruments that are not included in the Underlying Index, the fund’s return may not correlate as well with the returns of the Underlying Index as would be the
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case if the fund purchased all the securities in the Underlying Index directly. Actions taken in response to proposed corporate actions could result in increased tracking error.
Tracking error risk may be higher for funds that track indices with significant weight in foreign issuers than funds that do not track such indices. The fund may also experience operational delays in establishing the necessary accounts and required regulatory approvals to trade, which may delay the fund’s ability to hold securities.
For purposes of calculating the fund’s net asset value, the value of assets denominated in non-US currencies is converted into US dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers. This conversion may result in a difference between the prices used to calculate the fund’s net asset value and the prices used by the Underlying Index, which, in turn, could result in a difference between the fund’s performance and the performance of the Underlying Index.
Market price risk. Fund shares are listed for trading on the exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from the NAV during periods of market volatility. Differences between secondary market prices and the value of the fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities held by the fund at a particular time. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. In addition, there may be times when the market price and the value of the fund’s holdings vary significantly and you may pay more than the value of the fund’s holdings when buying shares on the secondary market, and you may receive less than the value of the fund’s holdings when you sell those shares. While the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or other market participants, or during periods of significant market volatility, may result in trading prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. If market makers exit the business or are unable to continue making markets in fund’s shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). The market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialist, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that shares may trade at a discount to the fund’s NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares. There are various methods by which investors can purchase and sell shares of the fund and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the fund.
In addition, the securities held by the fund may be traded in markets that close at a different time than the exchange on which the fund’s shares trade. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. More generally, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s market price. The bid-ask spread varies over time for shares of the fund based on the fund’s trading volume and market liquidity, and is generally lower if the fund has substantial trading volume and market liquidity, and higher if the fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The fund’s bid-ask spread may also be impacted by the liquidity of the underlying securities held by the fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities. If the markets for the fund’s portfolio securities experience decreased liquidity, the trading markets for the fund’s shares may also become less liquid with corresponding widening in the bid-ask spreads and differences between the market price and NAV of the fund’s shares. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund at NAV. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the exchange and may, therefore, have a material effect on the market price of the fund’s shares.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as restricted securities). In unusual market
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conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss or recognize a gain that may be distributed to shareholders as a taxable distribution. This may be magnified in circumstances where redemptions from the fund may be higher than normal.
Geographic focus risk. Focusing investments in a single country or few countries, or regions, involves increased political, regulatory and other risks. Market swings in such a targeted country, countries or regions are likely to have a greater effect on fund performance than they would in a more geographically diversified fund.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers, index provider or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ or index provider’s assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers or index provider may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers or index provider could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, index provider, fund counterparties, issuers of securities held by the fund or other market participants.
Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of the fund’s service providers, index provider or counterparties, issuers of securities held by the fund or other market participants or data within them. In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data.
Cyber-attacks, disruptions, or failures may adversely affect the fund and its shareholders or cause reputational damage and subject the fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. In addition, cyber-attacks, disruptions, or failures involving a fund counterparty could affect such counterparty’s ability to meet its obligations to the fund, which may result in losses to the fund and its shareholders. Similar types of operational and technology risks are also present for issuers of securities held by the fund, which could have material adverse consequences for such issuers, and may cause the fund’s investments to lose value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.
For example, the fund relies on various sources to calculate its NAV. Therefore, the fund is subject to certain operational risks associated with reliance on third party service providers and data sources. NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of the fund’s NAV and/or the inability to calculate NAV over extended time periods. The fund may be unable to recover any losses associated with such failures.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as Authorized Participants (“APs”). Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described in the section of this Prospectus entitled “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
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Non-diversification risk. At any given time, due to the composition of the Underlying Index, the fund may be classified as “non-diversified” and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. This may increase the fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the fund’s performance.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. A delay in the recovery of loaned securities could interfere with the fund’s ability to vote proxies or settle transactions. Delayed settlement may limit the ability of the fund to reinvest the proceeds of a sale of securities or prevent the fund from selling securities at times that may be appropriate to track the Underlying Index. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities, or a decline in the value of any investments made with cash collateral or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the securities.
Risks related to investing in France. Investment in French issuers may subject the fund to political, legal, regulatory, currency, security, and economic risk specific to France. Recently, concerns have emerged in relation to the economic health of the EU. These concerns have led to downward pressure on certain EU member states, including France. Interest rates on France’s debt may rise to levels that make it difficult for it to service high debt levels without significant financial help from, among others, the European Central Bank and could potentially lead to default. In addition, the French economy is dependent to a significant extent on the economies of certain key trading partners, including Germany and other Western European countries. Reduction in spending on French products and services or changes in any of the economies may cause an adverse impact on the French economy. The French economy is dependent on exports from the agricultural sector. Leading agricultural exports include dairy products, meat, wine, fruits and vegetables, and fish. As a result, the French economy is susceptible to fluctuations in demand for agricultural products. France has also been a target of terrorism in the past and may experience terrorist attacks in the future. Acts of terrorism in France or against French interests abroad may cause uncertainty in the French financial markets and adversely affect the performance of the issuers to which the fund has exposure.
Risks related to investing in Germany. The German economy is dependent on the other countries in Europe as key trade partners. Exports account for more than one-third of Germany’s output and are a key element in
German economic expansion, which may be impacted by global trade policies and tariffs. Reduction in spending by European countries on German products and services or negative changes in any of these countries may cause an adverse impact on the German economy. In addition, the US is a large trade and investment partner of Germany. Decreasing US imports, new trade regulations, trade policies and tariffs, changes in the US dollar exchange rates or a recession in the US may also have an adverse impact on the German economy.
Recently, concerns have emerged in relation to the economic health of the EU. These concerns have led to downward pressure on certain financial institutions, including German financial services companies.
Investing in German issuers involves political, social and regulatory risks. Certain sectors and regions of Germany have experienced high unemployment and social unrest. These issues may have an adverse effect on the German economy or the German industries or sectors in which the fund invests. Heavy regulation of labor and product markets is pervasive in Germany. These regulations may stifle economic growth or result in extended recessionary periods.
Cash redemption risk. Because the fund invests a portion of its assets in forward currency contracts, the fund may pay out a portion of its redemption proceeds in cash rather than through the in-kind delivery of portfolio securities. In addition, the fund may be required to unwind such contracts or sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. This may cause the fund to recognize income that it might not have incurred if it had made a redemption in-kind. As a result the fund may pay out more taxable distributions than if the in-kind redemption process was used. Only APs who have entered into an agreement with the fund’s distributor may redeem shares from the fund directly; all other investors buy and sell shares at market prices on an exchange.
Other Policies and Risks
While the previous pages describe the main points of each fund’s strategy and risks, there are a few other matters to know about:
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Each of the policies described herein, including the investment objective and 80% investment policies of each fund, constitutes a non-fundamental policy that may be changed by the Board without shareholder approval. Each fund’s 80% investment policy requires 60 days’ prior written notice to shareholders before they can be changed. Certain fundamental policies of each fund which can only be changed with shareholder approval are set forth in the SAI.
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Because each fund seeks to track its Underlying Index, no fund invests defensively and each fund will not invest in money market instruments or other short-term investments as part of a temporary defensive strategy to protect against potential market declines.
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Each fund may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes.
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Xtrackers MSCI All World ex US Hedged Equity ETF and Xtrackers MSCI Emerging Markets Hedged Equity ETF may borrow money under a credit facility to the extent necessary for temporary or emergency purposes, including the funding of shareholder redemption requests, trade settlements, and as necessary to distribute to shareholders any income necessary to maintain a fund’s status as a regulated investment company (“RIC”).
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Secondary market trading in fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. If a trading halt or unanticipated early closing of a stock exchange occurs, a shareholder may be unable to purchase or sell shares of each fund. There can be no assurance that the requirements necessary to maintain the listing or trading of fund shares will continue to be met or will remain unchanged or that shares will trade with any volume, or at all, in any secondary market. As with all other exchange traded securities, shares may be sold short and may experience increased volatility and price decreases associated with such trading activity.
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From time to time a third party, the Advisor and/or its affiliates may invest in a fund and hold its investment for a specific period of time in order for a fund to achieve size or scale. There can be no assurance that any such entity would not redeem its investment or that the size of a fund would be maintained at such levels. In order to comply with applicable law, it is possible that the Advisor or its affiliates, to the extent they are invested in a fund, may be required to redeem some or all of their ownership interests in a fund prematurely or at an inopportune time.
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From time to time, a fund may have a concentration of shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on a fund. For example, a fund may be used as an underlying investment for other registered investment companies.
Portfolio Holdings Information
A description of DBX ETF Trust’s (“Trust”) policies and procedures with respect to the disclosure of each fund’s portfolio securities is available in each fund’s SAI. The holdings of each fund can be found at Xtrackers.com. Fund fact sheets provide information regarding each fund’s top holdings and may be requested by calling 1-844-851-4255.
Who Manages and Oversees the Funds
The Investment Advisor
DBX Advisors LLC (“Advisor”), with headquarters at 875 Third Avenue, New York, NY 10022, is the investment advisor for each fund. Under the oversight of the Board, the Advisor makes the investment decisions, buys and sells securities for each fund.
The Advisor is an indirect, wholly-owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), a separate, publicly-listed financial services firm that is an indirect, majority-owned subsidiary of Deutsche Bank AG. Founded in 2010, the Advisor managed approximately $28.3 billion in 41 operational exchange-traded funds, as of August 31, 2025.
DWS represents the asset management activities conducted by DWS Group or any of its subsidiaries, including the Advisor and other affiliated investment advisors.
DWS is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well- resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.
The Advisor may utilize the resources of its global investment platform to provide investment management services through branch offices or affiliates located outside the US. In some cases, the Advisor may also utilize its branch offices or affiliates located in the US or outside the US to perform certain services, such as trade execution, trade matching and settlement, or various administrative, back-office or other services. To the extent services are performed outside the US, such activity may be subject to both US and foreign regulation. It is possible that the jurisdiction in which the Advisor or its affiliate performs such services may impose restrictions or limitations on portfolio transactions that are different from, and in addition to, those in the US.
Management Fee. Under the Investment Advisory Agreement, the Advisor is responsible for substantially all expenses of each fund, including the cost of transfer agency, custody, fund administration, compensation paid to the Independent Board Members, legal, audit and other services, except for the fee payments to the Advisor under the Investment Advisory Agreement (also known as a “unitary advisory fee”), interest expense, acquired fund fees and expenses, taxes, brokerage expenses, distribution fees or expenses (if any), litigation expenses and other extraordinary expenses.
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For its services to each fund, during the most recent fiscal year, the Advisor received aggregate unitary advisory fees at the following annual rates as a percentage of each fund’s average daily net assets.
Fund Name	Fee Paid
Xtrackers MSCI Emerging Markets Hedged Equity ETF	0.65%
Xtrackers MSCI EAFE Hedged Equity ETF	0.35%
Xtrackers MSCI Japan Hedged Equity ETF	0.45%
Xtrackers MSCI Europe Hedged Equity ETF	0.45%
Xtrackers MSCI All World ex US Hedged Equity ETF	0.40%
Xtrackers MSCI EAFE High Dividend Yield Equity ETF	0.11%*
Xtrackers MSCI Eurozone Hedged Equity ETF	0.45%
*
Reflecting the effect of expense limitations and/or fee waivers then in effect.
Effective August 13, 2024, Xtrackers MSCI EAFE High Dividend Yield Equity ETF pays the Advisor a unitary advisory fee, calculated daily and paid monthly, at the annual rate of 0.09% of the fund's average daily net assets. Prior to August 13, 2024, the fund paid the Advisor a unitary advisory fee, calculated daily and paid monthly, at the annual rate of 0.20% of the fund's average daily net assets.
A discussion regarding the basis for the Board's approval of each fund’s Investment Advisory Agreement is contained in the most recent annual financial statements and other information report for the annual period ended May 31. For information on how to obtain this report and other fund reports, see the back cover.
Multi-Manager Structure. The Advisor and the Trust may rely on an exemptive order (the “Order”) from the SEC that permits the Advisor to enter into investment sub-advisory agreements with unaffiliated and affiliated subadvisors without obtaining shareholder approval. The Advisor, subject to the review and approval of the Board, selects subadvisors for each fund and supervises, monitors and evaluates the performance of the subadvisor.
The Order also permits the Advisor, subject to the approval of the Board, to replace subadvisors and amend investment subadvisory agreements, including fees, without shareholder approval whenever the Advisor and the Board believe such action will benefit a fund and its shareholders. The Advisor thus has the ultimate responsibility (subject to the ultimate oversight of the Board) to recommend the hiring and replacement of subadvisors as well as the discretion to terminate any subadvisor and reallocate a fund’s assets for management among any other subadvisor(s) and itself. This means that the Advisor is able to reduce the subadvisory fees and retain a larger portion of the management fee, or increase the subadvisory fees and retain a smaller portion of the management fee. Pursuant to the Order, the Advisor is not required to disclose its contractual fee arrangements with any subadvisor. The Advisor compensates a subadvisor out of its management fee.
Management
Xtrackers MSCI Emerging Markets Hedged Equity ETF
The following Portfolio Managers are jointly and primarily responsible for the day-to-day management of the fund. Each Portfolio Manager functions as a member of a portfolio management team.
Patrick Dwyer, Vice President of DBX Advisors LLC, Director and Senior Portfolio Engineer & Team Lead, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2016.
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Joined DWS in 2016 with 16 years of industry experience. Prior to joining DWS, he was the head of Northern Trust’s Equity Index, ETF, and Overlay portfolio management team in Chicago, managing portfolios for North American based clients. His time at Northern Trust included working in New York, Chicago, and in Hong Kong building a portfolio management desk. Prior to joining Northern Trust in 2003, he participated in the Deutsche Asset Management graduate training program. He rotated through the domestic fixed income and US structured equity fund management groups.
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Lead Equity Portfolio Manager, US Passive Equities: New York.
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BS in Finance, Rutgers University.
Shlomo Bassous, Vice President of DBX Advisors LLC, Director and Senior Portfolio Engineer, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2017.
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Joined DWS in 2017 with 12 years of industry experience. Prior to joining DWS, Mr. Bassous served as Portfolio Manager at Northern Trust Asset Management where he managed equity portfolios across a variety of global benchmarks. While at Northern Trust, he spent several years in Chicago, London and Hong Kong where he managed portfolios on behalf of institutional clients in North America, Europe, the Middle East and Asia. Before joining Northern Trust in 2007, he worked at The Bank of New York Mellon and Morgan Stanley in a variety of roles supporting equity trading and portfolio management.
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Portfolio Manager for Equities, Passive Asset Management: New York.
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BS in Finance, Sy Syms School of Business, Yeshiva University.
Ashif Shaikh, Vice President of DBX Advisors LLC, Vice President and Portfolio Engineer, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2022.
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Joined DWS in 2008 with six years of industry experience. Prior to joining DWS, Mr. Shaikh served in operations and technology roles at UBS and Prudential Financial.
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Portfolio Engineer, Xtrackers: New York.
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BS in Management Information Systems, New Jersey Institute of Technology; MBA, Rutgers University.
Daniel Park, Vice President of DBX Advisors LLC, Vice President and Portfolio Engineer, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2024.
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Joined DWS in 2014. Prior to managing the fund, he served as a Portfolio Manager on DWS’s Multi-Asset Solutions team.
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Portfolio Engineer, Xtrackers: New York.
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BA in Economics, University of Bonn; MSc in International Business, Maastricht University.
Xtrackers MSCI EAFE Hedged Equity ETF
The following Portfolio Managers are jointly and primarily responsible for the day-to-day management of the fund. Each Portfolio Manager functions as a member of a portfolio management team.
Patrick Dwyer, Vice President of DBX Advisors LLC, Director and Senior Portfolio Engineer & Team Lead, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2016.
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Joined DWS in 2016 with 16 years of industry experience. Prior to joining DWS, he was the head of Northern Trust’s Equity Index, ETF, and Overlay portfolio management team in Chicago, managing portfolios for North American based clients. His time at Northern Trust included working in New York, Chicago, and in Hong Kong building a portfolio management desk. Prior to joining Northern Trust in 2003, he participated in the Deutsche Asset Management graduate training program. He rotated through the domestic fixed income and US structured equity fund management groups.
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Lead Equity Portfolio Manager, US Passive Equities: New York.
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BS in Finance, Rutgers University.
Shlomo Bassous, Vice President of DBX Advisors LLC, Director and Senior Portfolio Engineer, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2017.
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Joined DWS in 2017 with 12 years of industry experience. Prior to joining DWS, Mr. Bassous served as Portfolio Manager at Northern Trust Asset Management where he managed equity portfolios across a variety of global benchmarks. While at Northern Trust, he spent several years in Chicago, London and Hong Kong where he managed portfolios on behalf of institutional clients in North America, Europe, the Middle East and Asia. Before joining Northern Trust in 2007, he worked at The Bank of New York Mellon and Morgan Stanley in a variety of roles supporting equity trading and portfolio management.
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Portfolio Manager for Equities, Passive Asset Management: New York.
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BS in Finance, Sy Syms School of Business, Yeshiva University.
Ashif Shaikh, Vice President of DBX Advisors LLC, Vice President and Portfolio Engineer, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2022.
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Joined DWS in 2008 with six years of industry experience. Prior to joining DWS, Mr. Shaikh served in operations and technology roles at UBS and Prudential Financial.
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Portfolio Engineer, Xtrackers: New York.
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BS in Management Information Systems, New Jersey Institute of Technology; MBA, Rutgers University.
Daniel Park, Vice President of DBX Advisors LLC, Vice President and Portfolio Engineer, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2024.
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Joined DWS in 2014. Prior to managing the fund, he served as a Portfolio Manager on DWS’s Multi-Asset Solutions team.
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Portfolio Engineer, Xtrackers: New York.
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BA in Economics, University of Bonn; MSc in International Business, Maastricht University.
Xtrackers MSCI Japan Hedged Equity ETF
The following Portfolio Managers are jointly and primarily responsible for the day-to-day management of the fund. Each Portfolio Manager functions as a member of a portfolio management team.
Patrick Dwyer, Vice President of DBX Advisors LLC, Director and Senior Portfolio Engineer & Team Lead, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2016.
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Joined DWS in 2016 with 16 years of industry experience. Prior to joining DWS, he was the head of Northern Trust’s Equity Index, ETF, and Overlay portfolio management team in Chicago, managing portfolios for North American based clients. His time at Northern Trust included working in New York, Chicago, and in Hong Kong building a portfolio management desk. Prior to joining Northern Trust in 2003, he participated in the Deutsche Asset Management graduate training program. He rotated through the domestic fixed income and US structured equity fund management groups.
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Lead Equity Portfolio Manager, US Passive Equities: New York.
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BS in Finance, Rutgers University.
Shlomo Bassous, Vice President of DBX Advisors LLC, Director and Senior Portfolio Engineer, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2017.
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Joined DWS in 2017 with 12 years of industry experience. Prior to joining DWS, Mr. Bassous served as Portfolio Manager at Northern Trust Asset Management where he managed equity portfolios across a variety of global benchmarks. While at Northern Trust, he spent several years in Chicago, London and Hong Kong where he managed portfolios on behalf of institutional clients in North America, Europe, the Middle East and Asia. Before joining Northern Trust in 2007, he worked at The Bank of New York Mellon and Morgan Stanley in a variety of roles supporting equity trading and portfolio management.
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Portfolio Manager for Equities, Passive Asset Management: New York.
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BS in Finance, Sy Syms School of Business, Yeshiva University.
Ashif Shaikh, Vice President of DBX Advisors LLC, Vice President and Portfolio Engineer, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2022.
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Joined DWS in 2008 with six years of industry experience. Prior to joining DWS, Mr. Shaikh served in operations and technology roles at UBS and Prudential Financial.
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Portfolio Engineer, Xtrackers: New York.
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BS in Management Information Systems, New Jersey Institute of Technology; MBA, Rutgers University.
Daniel Park, Vice President of DBX Advisors LLC, Vice President and Portfolio Engineer, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2024.
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Joined DWS in 2014. Prior to managing the fund, he served as a Portfolio Manager on DWS’s Multi-Asset Solutions team.
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Portfolio Engineer, Xtrackers: New York.
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BA in Economics, University of Bonn; MSc in International Business, Maastricht University.
Xtrackers MSCI Europe Hedged Equity ETF
The following Portfolio Managers are jointly and primarily responsible for the day-to-day management of the fund. Each Portfolio Manager functions as a member of a portfolio management team.
Patrick Dwyer, Vice President of DBX Advisors LLC, Director and Senior Portfolio Engineer & Team Lead, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2016.
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Joined DWS in 2016 with 16 years of industry experience. Prior to joining DWS, he was the head of Northern Trust’s Equity Index, ETF, and Overlay portfolio management team in Chicago, managing portfolios for North American based clients. His time at Northern Trust included working in New York, Chicago, and in Hong Kong building a portfolio management desk. Prior to joining Northern Trust in 2003, he participated in the Deutsche Asset Management graduate training program. He rotated through the domestic fixed income and US structured equity fund management groups.
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Lead Equity Portfolio Manager, US Passive Equities: New York.
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BS in Finance, Rutgers University.
Shlomo Bassous, Vice President of DBX Advisors LLC, Director and Senior Portfolio Engineer, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2017.
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Joined DWS in 2017 with 12 years of industry experience. Prior to joining DWS, Mr. Bassous served as Portfolio Manager at Northern Trust Asset Management where he managed equity portfolios across a variety of global benchmarks. While at Northern Trust, he spent several years in Chicago, London and Hong Kong where he managed portfolios on behalf of institutional clients in North America, Europe, the Middle East and Asia. Before joining Northern Trust in 2007, he worked at The Bank of New York Mellon and Morgan Stanley in a variety of roles supporting equity trading and portfolio management.
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Portfolio Manager for Equities, Passive Asset Management: New York.
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BS in Finance, Sy Syms School of Business, Yeshiva University.
Ashif Shaikh, Vice President of DBX Advisors LLC, Vice President and Portfolio Engineer, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2022.
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Joined DWS in 2008 with six years of industry experience. Prior to joining DWS, Mr. Shaikh served in operations and technology roles at UBS and Prudential Financial.
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Portfolio Engineer, Xtrackers: New York.
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BS in Management Information Systems, New Jersey Institute of Technology; MBA, Rutgers University.
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Daniel Park, Vice President of DBX Advisors LLC, Vice President and Portfolio Engineer, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2024.
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Joined DWS in 2014. Prior to managing the fund, he served as a Portfolio Manager on DWS’s Multi-Asset Solutions team.
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Portfolio Engineer, Xtrackers: New York.
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BA in Economics, University of Bonn; MSc in International Business, Maastricht University.
Xtrackers MSCI All World ex US Hedged Equity ETF
The following Portfolio Managers are jointly and primarily responsible for the day-to-day management of the fund. Each Portfolio Manager functions as a member of a portfolio management team.
Patrick Dwyer, Vice President of DBX Advisors LLC, Director and Senior Portfolio Engineer & Team Lead, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2016.
■
Joined DWS in 2016 with 16 years of industry experience. Prior to joining DWS, he was the head of Northern Trust’s Equity Index, ETF, and Overlay portfolio management team in Chicago, managing portfolios for North American based clients. His time at Northern Trust included working in New York, Chicago, and in Hong Kong building a portfolio management desk. Prior to joining Northern Trust in 2003, he participated in the Deutsche Asset Management graduate training program. He rotated through the domestic fixed income and US structured equity fund management groups.
■
Lead Equity Portfolio Manager, US Passive Equities: New York.
■
BS in Finance, Rutgers University.
Shlomo Bassous, Vice President of DBX Advisors LLC, Director and Senior Portfolio Engineer, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2017.
■
Joined DWS in 2017 with 12 years of industry experience. Prior to joining DWS, Mr. Bassous served as Portfolio Manager at Northern Trust Asset Management where he managed equity portfolios across a variety of global benchmarks. While at Northern Trust, he spent several years in Chicago, London and Hong Kong where he managed portfolios on behalf of institutional clients in North America, Europe, the Middle East and Asia. Before joining Northern Trust in 2007, he worked at The Bank of New York Mellon and Morgan Stanley in a variety of roles supporting equity trading and portfolio management.
■
Portfolio Manager for Equities, Passive Asset Management: New York.
■
BS in Finance, Sy Syms School of Business, Yeshiva University.
Ashif Shaikh, Vice President of DBX Advisors LLC, Vice President and Portfolio Engineer, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2022.
■
Joined DWS in 2008 with six years of industry experience. Prior to joining DWS, Mr. Shaikh served in operations and technology roles at UBS and Prudential Financial.
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Portfolio Engineer, Xtrackers: New York.
■
BS in Management Information Systems, New Jersey Institute of Technology; MBA, Rutgers University.
Daniel Park, Vice President of DBX Advisors LLC, Vice President and Portfolio Engineer, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2024.
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Joined DWS in 2014. Prior to managing the fund, he served as a Portfolio Manager on DWS’s Multi-Asset Solutions team.
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Portfolio Engineer, Xtrackers: New York.
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BA in Economics, University of Bonn; MSc in International Business, Maastricht University.
Xtrackers MSCI EAFE High Dividend Yield Equity ETF
The following Portfolio Managers are jointly and primarily responsible for the day-to-day management of the fund. Each Portfolio Manager functions as a member of a portfolio management team.
Patrick Dwyer, Vice President of DBX Advisors LLC, Director and Senior Portfolio Engineer & Team Lead, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2016.
■
Joined DWS in 2016 with 16 years of industry experience. Prior to joining DWS, he was the head of Northern Trust’s Equity Index, ETF, and Overlay portfolio management team in Chicago, managing portfolios for North American based clients. His time at Northern Trust included working in New York, Chicago, and in Hong Kong building a portfolio management desk. Prior to joining Northern Trust in 2003, he participated in the Deutsche Asset Management graduate training program. He rotated through the domestic fixed income and US structured equity fund management groups.
■
Lead Equity Portfolio Manager, US Passive Equities: New York.
■
BS in Finance, Rutgers University.
Shlomo Bassous, Vice President of DBX Advisors LLC, Director and Senior Portfolio Engineer, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2017.
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Fund Details

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Joined DWS in 2017 with 12 years of industry experience. Prior to joining DWS, Mr. Bassous served as Portfolio Manager at Northern Trust Asset Management where he managed equity portfolios across a variety of global benchmarks. While at Northern Trust, he spent several years in Chicago, London and Hong Kong where he managed portfolios on behalf of institutional clients in North America, Europe, the Middle East and Asia. Before joining Northern Trust in 2007, he worked at The Bank of New York Mellon and Morgan Stanley in a variety of roles supporting equity trading and portfolio management.
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Portfolio Manager for Equities, Passive Asset Management: New York.
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BS in Finance, Sy Syms School of Business, Yeshiva University.
Ashif Shaikh, Vice President of DBX Advisors LLC, Vice President and Portfolio Engineer, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2022.
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Joined DWS in 2008 with six years of industry experience. Prior to joining DWS, Mr. Shaikh served in operations and technology roles at UBS and Prudential Financial.
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Portfolio Engineer, Xtrackers: New York.
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BS in Management Information Systems, New Jersey Institute of Technology; MBA, Rutgers University.
Daniel Park, Vice President of DBX Advisors LLC, Vice President and Portfolio Engineer, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2024.
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Joined DWS in 2014. Prior to managing the fund, he served as a Portfolio Manager on DWS’s Multi-Asset Solutions team.
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Portfolio Engineer, Xtrackers: New York.
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BA in Economics, University of Bonn; MSc in International Business, Maastricht University.
Xtrackers MSCI Eurozone Hedged Equity ETF
The following Portfolio Managers are jointly and primarily responsible for the day-to-day management of the fund. Each Portfolio Manager functions as a member of a portfolio management team.
Patrick Dwyer, Vice President of DBX Advisors LLC, Director and Senior Portfolio Engineer & Team Lead, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2016.
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Joined DWS in 2016 with 16 years of industry experience. Prior to joining DWS, he was the head of Northern Trust’s Equity Index, ETF, and Overlay portfolio management team in Chicago, managing portfolios for North American based clients. His time at Northern Trust included working in New York, Chicago, and in Hong Kong building a portfolio management desk. Prior to joining Northern Trust in 2003, he participated in the Deutsche Asset Management graduate training program. He rotated through the domestic fixed income and US structured equity fund management groups.
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Lead Equity Portfolio Manager, US Passive Equities: New York.
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BS in Finance, Rutgers University.
Shlomo Bassous, Vice President of DBX Advisors LLC, Director and Senior Portfolio Engineer, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2017.
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Joined DWS in 2017 with 12 years of industry experience. Prior to joining DWS, Mr. Bassous served as Portfolio Manager at Northern Trust Asset Management where he managed equity portfolios across a variety of global benchmarks. While at Northern Trust, he spent several years in Chicago, London and Hong Kong where he managed portfolios on behalf of institutional clients in North America, Europe, the Middle East and Asia. Before joining Northern Trust in 2007, he worked at The Bank of New York Mellon and Morgan Stanley in a variety of roles supporting equity trading and portfolio management.
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Portfolio Manager for Equities, Passive Asset Management: New York.
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BS in Finance, Sy Syms School of Business, Yeshiva University.
Ashif Shaikh, Vice President of DBX Advisors LLC, Vice President and Portfolio Engineer, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2022.
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Joined DWS in 2008 with six years of industry experience. Prior to joining DWS, Mr. Shaikh served in operations and technology roles at UBS and Prudential Financial.
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Portfolio Engineer, Xtrackers: New York.
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BS in Management Information Systems, New Jersey Institute of Technology; MBA, Rutgers University.
Daniel Park, Vice President of DBX Advisors LLC, Vice President and Portfolio Engineer, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2024.
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Joined DWS in 2014. Prior to managing the fund, he served as a Portfolio Manager on DWS’s Multi-Asset Solutions team.
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Portfolio Engineer, Xtrackers: New York.
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BA in Economics, University of Bonn; MSc in International Business, Maastricht University.
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Each fund’s Statement of Additional Information provides additional information about a portfolio manager’s investments in each fund, a description of the portfolio management compensation structure and information regarding other accounts managed.
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Investing in the Funds
Additional shareholder information, including how to buy and sell shares of a fund, is available free of charge by calling toll-free: 1-844-851-4255 or visiting our website at Xtrackers.com.
Buying and Selling Shares
Shares of a fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day at market prices like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of a fund purchased on an exchange. Buying or selling fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of a fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the “spread” – that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of a fund based on its trading volume and market liquidity, and is generally lower if a fund has a lot of trading volume and market liquidity and higher if a fund has little trading volume and market liquidity.
Shares of a fund may be acquired or redeemed directly from a fund only in Creation Units or multiples thereof, as discussed in the section of this Prospectus entitled “Creations and Redemptions.” Only an AP may engage in creation or redemption transactions directly with a fund. Once created, shares of a fund generally trade in the secondary market in amounts less than a Creation Unit.
The Board has evaluated the risks of market timing activities by a fund’s shareholders. The Board noted that shares of a fund can only be purchased and redeemed directly from the fund in Creation Units by APs and that the vast majority of trading in a fund’s shares occurs on the secondary market. Because the secondary market trades do not involve a fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in a fund’s trading costs and the realization of capital gains. With regard to the purchase or redemption of Creation Units directly with a fund, to the extent effected in-kind (i.e., for securities), such trades do not cause any of the harmful effects (as previously noted) that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, the Board noted that such trades could result in dilution to a fund and increased transaction costs, which could negatively impact a fund’s ability to achieve its investment objective. However, the Board noted that direct trading by APs is critical to ensuring that a fund’s shares trade at or close to NAV. In addition, a fund imposes both fixed and variable transaction fees on purchases and redemptions of fund shares to cover the custodial and other costs incurred by a fund in effecting trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that a fund’s trading costs increase in those circumstances. Given this structure, the Board determined that with respect to a fund it is not necessary to adopt policies and procedures to detect and deter market timing of a fund’s shares.
Investments in a fund by other registered investment companies are subject to certain limitations imposed by the Investment Company Act of 1940, as amended (the “1940 Act”). Such registered investment companies may invest in a fund beyond the applicable limitations imposed by the 1940 Act pursuant to the terms and conditions of a rule enacted by the SEC, which includes a requirement that such registered investment companies enter into an agreement with the Trust.
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Shares of a fund trade on the exchange and under the ticker symbol as shown in the table below.
Fund name	Ticker Symbol	Stock Exchange
Xtrackers MSCI Emerging Markets Hedged Equity ETF	DBEM	NYSE Arca, Inc.
Xtrackers MSCI EAFE Hedged Equity ETF	DBEF	NYSE Arca, Inc.
Xtrackers MSCI Japan Hedged Equity ETF	DBJP	NYSE Arca, Inc.
Xtrackers MSCI Europe Hedged Equity ETF	DBEU	NYSE Arca, Inc.
Xtrackers MSCI All World ex US Hedged Equity ETF	DBAW	NYSE Arca, Inc.
Xtrackers MSCI EAFE High Dividend Yield Equity ETF	HDEF	NYSE Arca, Inc.
Xtrackers MSCI Eurozone Hedged Equity ETF	DBEZ	NYSE Arca, Inc.
Book Entry
Shares of a fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of a fund and is recognized as the owner of all shares for all purposes.
Investors owning shares of a fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of a fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices
The trading prices of a fund’s shares in the secondary market generally differ from a fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of a fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which a fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by a fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by a fund. The quotations of certain fund holdings may not be updated during US trading hours if such holdings do not trade in the US. Each fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.
Determination of Net Asset Value
The NAV of each fund is generally determined once daily Monday through Friday as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, provided that (a) any fund assets or liabilities denominated in currencies other than the US dollar are translated into US dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers (as detailed below) and (b) US fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. NAV is calculated by deducting all of the fund’s liabilities from the total value of its assets and dividing the result by the number of shares outstanding, rounding to the nearest cent. All valuations are subject to review by the Trust’s Board or its delegate.
The Trust’s Board has designated the Advisor as the valuation designee for the fund pursuant to Rule 2a-5 under the 1940 Act. The Advisor’s Pricing Committee typically values securities using readily available market quotations or prices supplied by independent pricing services (which are considered fair values under Rule 2a-5).
The Advisor has adopted and the Trust’s Board has approved fair valuation procedures for the funds. Under these fair valuation procedures, the Advisor provides methodologies for fair valuing securities when pricing service prices or market quotations are not readily available, including when a security’s value or a meaningful portion of the value of the fund’s portfolio is believed to have been materially affected by a significant event such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, a fund’s value for a security is likely to be different from the last quoted market price or pricing service prices. Due to the subjective and variable nature of fair value pricing, it is
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possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale. In addition, fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s Underlying Index. This may adversely affect the fund’s ability to track its Underlying Index. With respect to securities that are primarily listed on foreign exchanges, the value of a fund’s portfolio securities may change on days when you will not be able to purchase or sell your shares.
As the respective international local markets close, the market value of the deposit securities will continue to be updated for foreign exchange rates for the remainder of the US trading day at the prescribed 15 second intervals. With respect to Xtrackers MSCI EAFE High Dividend Yield Equity ETF (the “Non-Currency Hedged Fund”), foreign currency exchange rates with respect to the fund’s non-US securities are generally determined as of 4:00 p.m., London time. Generally, trading in non-US securities, US government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of the Non-Currency Hedged Fund are determined as of such times. The value of each Underlying Index will not be calculated and disseminated intra-day. The value and return of each Underlying Index is calculated once each trading day by the Index Provider based on prices received from the respective international local markets. In addition, with respect to the Non-Currency Hedged Fund, the value of assets or liabilities denominated in non-US currencies will be converted into US dollars using prevailing market rates on the date of the valuation as quoted by one or more data service providers. Use of a rate different from the rate used by the Index Provider (to the extent the Index Provider calculates a US dollar value for the Underlying Index) may adversely affect the fund’s ability to track its Underlying Index.
Creations and Redemptions
Prior to trading in the secondary market, shares of the funds are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 (10,000 for Xtrackers MSCI Eurozone Hedged Equity ETF and 200,000 for Xtrackers MSCI EAFE Hedged Equity ETF) shares or multiples thereof (“Creation Units”). The size of a Creation Unit will be subject to change. Each “creator” or AP (which must be a DTC participant) enters into an authorized participant agreement (“Authorized Participant Agreement”) with the funds' distributor, ALPS Distributors, Inc. (the “Distributor”), subject to acceptance by the Transfer Agent. Only an AP may create or redeem Creation Units. Creation Units generally are issued and redeemed in exchange for a specific basket of securities approximating the holdings of a fund and a designated amount of cash. Because certain funds invest a portion of its assets in forward currency contracts, those funds may pay out a portion of its redemption proceeds in cash rather than through the in-kind delivery of portfolio securities. Except when aggregated in Creation Units, shares are not redeemable by a fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the Authorized Participant Agreement.
Additional information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.
Each fund intends to comply with the US federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (“1933 Act”). Further, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A under the 1933 Act, will not be able to receive fund securities that are restricted securities eligible for resale under Rule 144A.
Authorized Participants and the Continuous Offering of Shares
Because new shares may be created and issued on an ongoing basis, at any point during the life of a fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Certain affiliates of a fund and the Advisor may purchase and resell fund shares pursuant to this Prospectus.
Transaction Fees
APs are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for
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cash are required to pay an additional variable charge (up to a maximum of 2% for redemptions, including the standard redemption fee) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fee for each fund is set forth in the table below. The maximum redemption fee, as a percentage of the amount redeemed, is 2%.
Fund Name	Fee Paid
Xtrackers MSCI Emerging Markets Hedged Equity ETF	$6,900
Xtrackers MSCI EAFE Hedged Equity ETF	$4,650
Xtrackers MSCI Japan Hedged Equity ETF	$1,800
Xtrackers MSCI Europe Hedged Equity ETF	$3,600
Xtrackers MSCI All World ex US Hedged Equity ETF	$10,500
Xtrackers MSCI EAFE High Dividend Yield Equity ETF(1)	$0
Xtrackers MSCI Eurozone Hedged Equity ETF	$3,200
(1) Effective January 30, 2019, the standard and maximum transaction fees for the creation or redemption of a Creation Unit of the Xtrackers MSCI EAFE High Dividend Yield Equity ETF will be paid by the fund’s Advisor. As such, the standard and maximum transaction fees for the creation or redemption of a Creation Unit of the fund will be reduced from $900 to $0; however, the Advisor reserves the right to amend or discontinue this subsidy upon supplement to a fund’s prospectus.
If a purchase or redemption consists of a cash portion and a fund places a brokerage transaction to purchase portfolio securities with an AP (or an affiliated or unaffiliated broker-dealer that is engaged through the AP), the AP may be required, in its capacity as broker-dealer with respect to that transaction, to cover certain brokerage, tax, foreign exchange, execution, and price movement costs through an execution performance guarantee, as described in the SAI.
Dividends and Distributions
General Policies. Dividends from net investment income, if any, are generally declared and paid semi-annually (quarterly for Xtrackers MSCI EAFE High Dividend Yield Equity ETF) by each fund. Distributions of net capital gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for a fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve a fund’s status as a RIC or to avoid imposition of income or excise taxes on undistributed income or gains.
Dividends and other distributions on shares of a fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners as of the record date with proceeds received from a fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of a fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of a fund purchased in the secondary market. Taxable dividend distributions will be subject to US federal income tax whether received in cash or reinvested in additional shares.
Taxes
As with any investment, you should consider how your investment in shares of a fund will be taxed. The US federal income tax information in this Prospectus is provided as general information only. You should consult your own tax professional about the tax consequences of an investment in shares of a fund.
Unless your investment in fund shares is made through a tax-exempt entity or tax-advantaged retirement account, such as an IRA, you need to be aware of the possible tax consequences when a fund makes distributions or you sell fund shares.
US Federal Income Tax on Distributions
Distributions from a fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the fund’s net short-term capital gains, if any, are taxable to you as ordinary income for US federal income tax purposes. Distributions by a fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable for US federal income tax purposes to non-corporate shareholders as long- term capital gains, regardless of how long the shareholders have held the fund’s shares. Distributions by a fund of qualified dividend income that it receives are taxable to non-corporate shareholders at long-term capital gain rates. The maximum individual US federal income tax rate applicable to “qualified dividend income” and long-term capital gains is 20%. As discussed below, an additional 3.8% Medicare tax may also apply to certain non-corporate shareholders’ distributions from a fund.
A non-corporate shareholder may be eligible to treat qualified dividend income received by a fund as qualified dividend income when distributed to the non-corporate shareholder if the shareholder satisfies certain holding period and other requirements. Generally, qualified dividend income includes dividend income from taxable US corporations and qualified non-US corporations, provided that a fund satisfies certain holding period and other requirements in respect of the stock of such corporations
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and has not hedged its position in the stock in certain ways. For this purpose, a qualified non-US corporation means any non-US corporation that is incorporated in a possession of the United States or eligible for benefits under a comprehensive income tax treaty with the United States which includes an exchange of information program or if the stock with respect to which the dividend was paid is readily tradable on an established United States security market. The term excludes a corporation that is a passive foreign investment company.
Dividends received by a fund from an entity that qualifies as a real estate investment trust for US federal income tax purposes (“REIT”) or another RIC generally are eligible for qualified dividend income treatment only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by a fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income but may be eligible for a 20% qualified business income deduction by non-corporate shareholders if so reported by the fund and certain holding period and other requirements are satisfied.
For a dividend to be treated as qualified dividend income, the dividend must be received with respect to a share of stock held without being hedged by a fund, and to a share of the fund held without being hedged by the shareholder receiving the dividend, for 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date.
A fund's use of derivatives, if any, may affect the amount, timing and character of distributions to shareholders and, therefore, may increase the amount of taxes payable by shareholders.
In general, your distributions are treated for US federal income tax purposes as received in the year during which they are paid. Certain distributions actually paid in January, however, may be treated as received and paid on December 31 of the prior year.
Distributions in excess of a fund’s current and accumulated earnings and profits will, as to each shareholder, be treated for US federal income tax purposes as a tax-free return of capital to the extent of the shareholder’s basis in his, her or its shares of the fund, and generally as a capital gain thereafter. Because a return of capital distribution will reduce the shareholder’s cost basis in his, her or its shares, a return of capital distribution may result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.
The previous discussion applies to beneficial owners of shares of a fund that are “United States persons” under the Internal Revenue Code of 1986, as amended, other than partnerships and other than investors that are subject to special tax treatment (such as financial institutions, real estate investment trusts, RICs and retirement plans), except as otherwise specifically provided herein. If you are neither a resident nor a citizen of the United States or if you are a non-US entity, a fund’s ordinary income dividends (including, in certain circumstances, distributions of net short-term capital gains) will generally be subject to a 30% US withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a US trade or business, provided that withholding tax will generally not apply to any gain or income recognized by a non-US shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of a fund unless the non-US shareholder is an individual who is present in the United States for 183 days or more during the taxable year.
Dividends and interest received by a fund with respect to non-US securities may give rise to withholding and other taxes imposed by non-US countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the total value of a fund at the close of a year consists of stocks or securities in non-US corporations, the fund may for US federal income tax purposes “pass through” to you certain non-US income taxes (including withholding taxes) paid by the fund. This means that you would be considered to have received as additional gross income your share of such non-US taxes, but you may, in such case, be entitled to either a corresponding tax deduction or credit in calculating your US federal income tax, subject in both cases to certain limitations.
If you are a resident or a citizen of the United States, by law, back-up withholding (currently at a rate of 24%) will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications or if you are otherwise subject to back-up withholding.
To the extent a fund does not distribute to shareholders all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and net capital gain in a given year whether due to Chinese restrictions on repatriations or otherwise, it may lose its status as a RIC or it will be required to pay US federal income tax on the retained income and gains, thereby reducing a fund’s return. A fund may elect to treat any retained net capital gain as having been distributed to shareholders. In that case, shareholders of record on the last day of a fund’s taxable year will be required to include their attributable share of the retained gain in income for the year as a long-term capital gain despite not actually receiving the dividend, and will be entitled to a tax credit or refund for the tax deemed paid on their behalf by a fund as well as an increase in the basis of their shares to reflect the difference between their attributable share of the gain and the related credit or refund.
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US Federal Income Tax when Shares are Sold
Currently, any capital gain or loss realized upon a sale of fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid (or treated as paid) with respect to such shares. Your ability to deduct capital losses may be limited.
Medicare Tax
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a fund and net gains from redemptions or other taxable dispositions of fund shares) of US individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
The foregoing discussion summarizes some of the consequences under current US federal income tax law of an investment in a fund. It is not a substitute for personal tax advice. You may also be subject to state, local and foreign taxation on fund distributions and sales of shares. Consult your personal tax advisor about the potential tax consequences of an investment in shares of a fund under all applicable tax laws.
Distribution
The Distributor distributes Creation Units for each fund on an agency basis. The Distributor does not maintain a secondary market in shares of a fund. The Distributor has no role in determining the policies of a fund or the securities that are purchased or sold by a fund. The Distributor’s principal address is 1290 Broadway, Suite 1000, Denver, Colorado 80203.
The Advisor and/or its affiliates may pay additional compensation, out of their own assets and not as an additional charge to a fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries (“financial representatives”) in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares (“revenue sharing”). For example, the Advisor and/or its affiliates may compensate financial representatives for providing a fund with “shelf space” or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of a fund on preferred or recommended sales lists, fund “supermarket” platforms and other formal sales programs; granting the Advisor and/or its affiliates access to the financial representative’s sales force; granting the
Advisor and/or its affiliates access to the financial representative’s conferences and meetings; assistance in training and educating the financial representative’s personnel; and obtaining other forms of marketing support.
The level of revenue sharing payments made to financial representatives may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of a fund attributable to the financial representative, the particular fund or fund type or other measures as agreed to by the Advisor and/or its affiliates and the financial representatives or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor and/or its affiliates from time to time, may be substantial, and may be different for different financial representatives based on, for example, the nature of the services provided by the financial representative.
Receipt of, or the prospect of receiving, additional compensation may influence your financial representative’s recommendation of a fund. You should review your financial representative’s compensation disclosure and/or talk to your financial representative to obtain more information on how this compensation may have influenced your financial representative’s recommendation of the fund. Additional information regarding these revenue sharing payments is included in a fund’s Statement of Additional Information, which is available to you on request at no charge (see the back cover of this Prospectus for more information on how to request a copy of the Statement of Additional Information).
It is possible that broker-dealers that execute portfolio transactions for a fund will also sell shares of a fund to their customers. However, the Advisor will not consider the sale of fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for a fund. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for a fund. In addition, the Advisor and/or its affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial representatives as described above.
Premium/Discount Information
Information regarding how often shares of each fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of each fund can be found at Xtrackers.com (the website does not form a part of this prospectus).
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Financial Highlights
The financial highlights are designed to help you understand recent financial performance. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with each fund’s financial statements, is included in each fund’s Annual Financial Statements and Other Information Report (see “For More Information” on the back cover).
Xtrackers MSCI Emerging Markets Hedged Equity ETF
	Years Ended May 31,
	2025	2024	2023	2022	2021
Selected Per Share Data
Net Asset Value, beginning of year	$24.21	$21.92	$23.77	$29.36	$21.03
Income (loss) from investment operations:
Net investment income (loss)(a)	0.55	0.52	0.52	0.53	0.39
Net realized and unrealized gain (loss)	2.20	2.36	(1.80)	(5.65)	8.42
Total from investment operations	2.75	2.88	(1.28)	(5.12)	8.81
Less distributions from:
Net investment income	(0.62)	(0.59)	(0.57)	(0.47)	(0.48)
Total from distributions	(0.62)	(0.59)	(0.57)	(0.47)	(0.48)
Net Asset Value, end of year	$26.34	$24.21	$21.92	$23.77	$29.36
Total Return (%)(b)	11.47	13.39	(5.40)	(17.67)	42.20
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of year ($ millions)	68	73	89	97	117
Ratio of expenses before fee waiver (%)	0.66	0.67	0.66	0.65	0.65
Ratio of expenses after fee waiver (%)	0.66	0.67	0.66	0.65	0.65
Ratio of net investment income (loss) (%)	2.17	2.30	2.33	2.00	1.48
Portfolio turnover rate (%)(c)	10	17	16	14	13
(a)
Based on average shares outstanding during the period.
(b)
Total Return would have been lower if certain expenses had not been reimbursed by the Advisor.
(c)
Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
Prospectus October 1, 2025	142	Financial Highlights

Xtrackers MSCI EAFE Hedged Equity ETF
	Years Ended May 31,
	2025	2024	2023	2022	2021
Selected Per Share Data
Net Asset Value, beginning of year	$41.68	$35.47	$37.41	$37.54	$29.75
Income (loss) from investment operations:
Net investment income (loss)(a)	1.20	1.08	1.05(b)	1.13	0.78
Net realized and unrealized gain (loss)	2.73	6.78	2.12	(0.37)	7.82
Total from investment operations	3.93	7.86	3.17	0.76	8.60
Less distributions from:
Net investment income	(0.53)	(1.65)	(0.64)	(0.89)	(0.81)
Net realized gains	–	–	(4.47)	–	–
Total from distributions	(0.53)	(1.65)	(5.11)	(0.89)	(0.81)
Net Asset Value, end of year	$45.08	$41.68	$35.47	$37.41	$37.54
Total Return (%)(c)	9.53	23.12	9.62	2.01	29.41
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of year ($ millions)	8,031	5,984	4,049	4,241	3,955
Ratio of expenses before fee waiver (%)	0.35	0.35	0.36	0.35	0.35
Ratio of expenses after fee waiver (%)	0.35	0.35	0.36	0.35	0.35
Ratio of net investment income (loss) (%)	2.85	2.91	2.99(b)	2.97	2.35
Portfolio turnover rate (%)(d)	12	11	19	4	8
(a)
Based on average shares outstanding during the period.
(b)
Net investment income per share and the ratio of net investment income include non-recurring foreign dividend reclaims and related interest amounting to $0.05 per share. Excluding these non-recurring amounts which are included in Unaffiliated dividend income and Other income, respectively in the Statement of Operations, the net investment income ratio would have been 2.85%.
(c)
Total Return would have been lower if certain expenses had not been reimbursed by the Advisor.
(d)
Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
Prospectus October 1, 2025	143	Financial Highlights

Xtrackers MSCI Japan Hedged Equity ETF
	Years Ended May 31,
	2025	2024	2023	2022	2021
Selected Per Share Data
Net Asset Value, beginning of year	$75.65	$57.06	$48.84	$49.08	$39.80
Income (loss) from investment operations:
Net investment income (loss)(a)	1.30	1.08	1.00	0.79	0.62
Net realized and unrealized gain (loss)	3.15	20.74	7.61	0.13	9.82
Total from investment operations	4.45	21.82	8.61	0.92	10.44
Less distributions from:
Net investment income	(2.12)	(3.23)	(0.39)	(1.16)	(1.16)
Total from distributions	(2.12)	(3.23)	(0.39)	(1.16)	(1.16)
Net Asset Value, end of year	$77.98	$75.65	$57.06	$48.84	$49.08
Total Return (%)(b)	6.07	40.04	17.78	1.87	26.96
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of year ($ millions)	390	431	291	191	199
Ratio of expenses before fee waiver (%)	0.45	0.45	0.47	0.45	0.45
Ratio of expenses after fee waiver (%)	0.45	0.45	0.46	0.45	0.45
Ratio of net investment income (loss) (%)	1.76	1.66	1.98	1.61	1.41
Portfolio turnover rate (%)(c)	17	15	18	6	12
(a)
Based on average shares outstanding during the period.
(b)
Total Return would have been lower if certain expenses had not been reimbursed by the Advisor.
(c)
Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
Prospectus October 1, 2025	144	Financial Highlights

Xtrackers MSCI Europe Hedged Equity ETF
	Years Ended May 31,
	2025	2024	2023	2022	2021
Selected Per Share Data
Net Asset Value, beginning of year	$42.06	$36.55	$34.31	$34.02	$26.91
Income (loss) from investment operations:
Net investment income (loss)(a)	1.24	1.04	1.04(b)	0.97	0.77
Net realized and unrealized gain (loss)	2.52	5.85	1.85	(0.00)(c)	7.07
Total from investment operations	3.76	6.89	2.89	0.97	7.84
Less distributions from:
Net investment income	(0.03)	(1.38)	(0.65)	(0.68)	(0.73)
Total from distributions	(0.03)	(1.38)	(0.65)	(0.68)	(0.73)
Net Asset Value, end of year	$45.79	$42.06	$36.55	$34.31	$34.02
Total Return (%)(d)	8.86	19.47	8.77	2.85	29.68
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of year ($ millions)	685	557	459	527	563
Ratio of expenses before fee waiver (%)	0.45	0.45	0.48	0.45	0.45
Ratio of expenses after fee waiver (%)	0.45	0.45	0.48	0.45	0.45
Ratio of net investment income (loss) (%)	2.90	2.77	3.06(b)	2.77	2.58
Portfolio turnover rate (%)(e)	10	12	13	5	9
(a)
Based on average shares outstanding during the period.
(b)
Net investment income per share and the ratio of net investment income include non-recurring foreign dividend reclaims and related interest amounting to $0.13 per share. Excluding these non-recurring amounts which are included in Unaffiliated dividend income and Other income, respectively in the Statement of Operations, the net investment income ratio would have been 2.70%.
(c)
Less than 0.005.
(d)
Total Return would have been lower if certain expenses had not been reimbursed by the Advisor.
(e)
Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
Prospectus October 1, 2025	145	Financial Highlights

Xtrackers MSCI All World ex US Hedged Equity ETF
	Years Ended May 31,
	2025	2024	2023	2022	2021
Selected Per Share Data
Net Asset Value, beginning of year	$33.46	$28.89	$31.45	$33.37	$25.63
Income (loss) from investment operations:
Net investment income (loss)(a)	0.90	0.80	0.81	0.88	0.64
Net realized and unrealized gain (loss)	2.71	4.81	0.25	(2.11)	7.73
Total from investment operations	3.61	5.61	1.06	(1.23)	8.37
Less distributions from:
Net investment income	(0.58)	(1.04)	(0.62)	(0.69)	(0.63)
Net realized gains	–	–	(3.00)	–	–
Total from distributions	(0.58)	(1.04)	(3.62)	(0.69)	(0.63)
Net Asset Value, end of year	$36.49	$33.46	$28.89	$31.45	$33.37
Total Return (%)(b)	10.95	20.06	4.02	(3.79)	33.10
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of year ($ millions)	177	154	133	156	125
Ratio of expenses before fee waiver (%)	0.40	0.40	0.41	0.40	0.40
Ratio of expenses after fee waiver (%)	0.40	0.40	0.41	0.40	0.40
Ratio of net investment income (loss) (%)	2.60	2.63	2.77	2.69	2.15
Portfolio turnover rate (%)(c)	13	9	14	6	14
(a)
Based on average shares outstanding during the period.
(b)
Total Return would have been lower if certain expenses had not been reimbursed by the Advisor.
(c)
Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
Prospectus October 1, 2025	146	Financial Highlights

Xtrackers MSCI EAFE High Dividend Yield Equity ETF
	Years Ended May 31,
	2025	2024	2023	2022	2021
Selected Per Share Data
Net Asset Value, beginning of year	$25.54	$22.46	$23.47	$25.00	$19.89
Income (loss) from investment operations:
Net investment income (loss)(a)	1.21	1.09	1.15	1.17	1.21
Net realized and unrealized gain (loss)	3.00	3.20	(1.14)	(1.60)	4.94
Total from investment operations	4.21	4.29	0.01	(0.43)	6.15
Less distributions from:
Net investment income	(1.08)	(1.21)	(1.02)	(1.10)	(1.04)
Total from distributions	(1.08)	(1.21)	(1.02)	(1.10)	(1.04)
Net Asset Value, end of year	$28.67	$25.54	$22.46	$23.47	$25.00
Total Return (%)(b)	17.13	19.79	0.46	(1.72)	31.74
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of year ($ millions)	2,011	1,566	1,249	955	739
Ratio of expenses before fee waiver (%)	0.11	0.20	0.20	0.20	0.20
Ratio of expenses after fee waiver (%)	0.09	0.12	0.20	0.20	0.20
Ratio of net investment income (loss) (%)	4.66	4.62	5.32	4.92	5.38
Portfolio turnover rate (%)(c)	22	26	29	30	57
(a)
Based on average shares outstanding during the period.
(b)
Total Return would have been lower if certain expenses had not been reimbursed by the Advisor.
(c)
Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
Prospectus October 1, 2025	147	Financial Highlights

Xtrackers MSCI Eurozone Hedged Equity ETF
	Years Ended May 31,
	2025	2024	2023	2022	2021
Selected Per Share Data
Net Asset Value, beginning of year	$46.70	$39.38	$36.25	$37.92	$28.10
Income (loss) from investment operations:
Net investment income (loss)(a)	1.61	1.02	1.35	0.88	0.76
Net realized and unrealized gain (loss)	4.68	7.07	2.37	(1.90)	9.71
Total from investment operations	6.29	8.09	3.72	(1.02)	10.47
Less distributions from:
Net investment income	(0.28)	(0.77)	(0.59)	(0.65)	(0.65)
Total from distributions	(0.28)	(0.77)	(0.59)	(0.65)	(0.65)
Net Asset Value, end of year	$52.71	$46.70	$39.38	$36.25	$37.92
Total Return (%)(b)	13.56	20.95	10.57	(2.77)	37.79
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of year ($ millions)	76	40	28	13	15
Ratio of expenses before fee waiver (%)	0.45	0.45	0.45	0.45	0.45
Ratio of expenses after fee waiver (%)	0.45	0.45	0.45	0.45	0.45
Ratio of net investment income (loss) (%)	3.38	2.46	3.65	2.32	2.37
Portfolio turnover rate (%)(c)	12	14	14	7	10
(a)
Based on average shares outstanding during the period.
(b)
Total Return would have been lower if certain expenses had not been reimbursed by the Advisor.
(c)
Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
Prospectus October 1, 2025	148	Financial Highlights

Appendix
Index Providers and Licenses
MSCI, Inc. (“MSCI”) is a leading provider of global indexes and benchmark related products and services to investors worldwide. MSCI is not affiliated with the Trust, the Advisor, The Bank of New York Mellon, the Distributor or any of their respective affiliates.
The Advisor has entered into a license agreement with MSCI to use each Underlying Index. All license fees are paid by the Advisor out of its own resources and not the assets of a fund.
MSCI Indexes
The MSCI Indexes are calculated and maintained by MSCI using MSCI's Global Investable Market Indexes (“MSCI GIMI”) Methodology. The MSCI GIMI Methodology provides exhaustive coverage and non-overlapping market segmentation by market capitalization size, sector and by style segments and combinations thereof. The MSCI GIMI intends to target approximately 99% coverage of the free float-adjusted market capitalization in each market of large-, mid- and small-cap securities as follows:
■
MSCI Global Standard Indexes cover all investable large- and mid-cap securities by including approximately 85% of each market’s free float-adjusted market capitalization. MSCI Global Standard Indexes include, among others: the MSCI ACWI Index (designed to track developed and emerging markets), MSCI World Index (designed to track developed markets) and MSCI EAFE Index (designed to track developed markets, excluding the US and Canada).
■
MSCI Global Small Cap Indexes provide coverage to all companies with a market capitalization below that of the companies in the MSCI Global Standard Indexes by including above and beyond the coverage of the MSCI Global Standard Indexes.
Defining the Equity Universe. All listed equity securities and listed securities that exhibit characteristics of equity securities, except mutual funds, exchange-traded funds, equity derivatives, limited partnerships and most investment trusts, are eligible for inclusion in the equity universe. Real estate investment trusts (“REITs”) in some countries and certain income trusts in Canada are also eligible for inclusion. Each company and its securities (i.e., Share classes) are classified in only one country, which allows for a distinctive sorting of each company by its respective country. Within each market MSCI then applies investability screens to determine the investable equity universe. The screens include, minimum size, minimum market capitalization, liquidity, and financial reporting requirements, among others.
MSCI Hedged Indexes
The MSCI Hedged Indexes are currency hedged versions of the MSCI GIMI Indexes. The MSCI Hedged Indexes are maintained with an objective of reflecting the evolution of the underlying currency exposures in the MSCI GIMI Indexes on a timely basis. In particular, index maintenance involves:
■
Resetting the weights of the currencies to be sold in the index; and
■
Rolling the forward contracts over to the next month.
The MSCI Hedged Indexes are rebalanced monthly on the last trading day of the month, when the index will take into account the effect of rolling into new 1-month forward contracts based on the newly determined weights of currency to be sold for the next month’s index calculation. The currency weights are determined as of the close of two business days before the first calendar day of following month and remain constant intra month. This means that no changes in the weights are made during the month to account for changes in the indexes due to price movement of securities, corporate events, additions, deletions or any other changes. The daily calculation of MSCI Hedged Indexes marks to market the one-month forward contracts on a daily basis by using an equal and offsetting forward position.
During extraordinary market conditions, the Index Provider may delay any scheduled rebalancing of an Underlying Index. During any such delay it is possible that the Underlying Index will deviate from the Underlying Index’s stated methodology.
MSCI High Dividend Yield Indexes
Prospectus October 1, 2025	149	Appendix

The MSCI High Dividend Yield Indexes exclude REITs. REITs have structurally very high dividend yield and, if included, would represent a very significant proportion of the MSCI High Dividend Yield Index. Also, typically, regulatory constraints restrict the inclusion of REITs in meaningful proportions in many institutional portfolios.
Each MSCI High Dividend Yield Index targets companies with high dividend income and quality characteristics and includes companies that have higher than average dividend yields that are both sustainable and persistent. Index construction starts with a dividend screening process: only securities with a track record of consistent dividend payments over the previous four years and with the capacity to sustain dividend payouts into the future are eligible index constituents. A determination by MSCI that an issuer has the capacity to sustain dividends into the future is no guarantee that such issuer will continue to distribute dividends. Securities are also screened based on certain “quality” factors such as return on equity, earnings variability, debt to equity, and on recent 12-month price performance. The goal is to exclude stocks with potentially deteriorating fundamentals that could be forced to cut or reduce dividends. From the list of eligible companies, only those with higher than average dividend yields are selected for inclusion in the index. Issuer weights are capped at 5%. Each MSCI High Dividend Yield Index is market cap weighted and rebalanced semi-annually in May and November.
MSCI High Dividend Yield Indexes consider the following:
■
Securities with zero or negative payout ratios are not considered for inclusion in the MSCI High Dividend Yield Indexes as they either do not pay dividends or have negative earnings which may put their future dividend payments at risk. Additionally, securities with an extremely high payout ratio, which occurs when earnings are low relative to dividends and may also indicate that the dividend payment might not be sustainable in the future, are also not considered for inclusion in the MSCI High Dividend Yield Indexes. Under this screen, securities with extremely high payout ratios, defined to be the top 5% of securities by number within the universe of securities with positive payout, are not considered eligible for inclusion in the index. The use of a relative payout ratio screen ensures that the companies at most relative risk of dividend cuts are excluded irrespective of the absolute level of the payout.
■
Securities with a negative five-year dividend per share (“DPS”) growth are also excluded from the MSCI High Dividend Yield Indexes as their dividend growth is shrinking which could be a precursor to lower dividends. In addition, securities ranked in the bottom 5% of the universe of securities with negative one-year price performance are excluded from the MSCI High Dividend Yield Indexes.
Securities that have passed the above two screens are then considered for inclusion in the MSCI High Dividend Yield Indexes. Only securities with a dividend yield greater than or equal to 1.3 times the dividend yield of the Parent Index are included in the MSCI High Dividend Yield Indexes. For example, MSCI compares the yield of a European security to the yield of the MSCI Europe Index to determine if it is eligible for inclusion in the MSCI Europe High Dividend Yield Index. By contrast, MSCI compares the yield of the same security to the yield of the MSCI World Index to determine if it is eligible for inclusion in the MSCI World High Dividend Yield Index.
Each MSCI High Dividend Yield Index is a free float adjusted market capitalization weighted index. The MSCI Hedged Indexes, which are the Funds’ Underlying Indexes, are currency-hedged versions of the respective MSCI High Dividend Yield Indexes.
During extraordinary market conditions, the Index Provider may delay any scheduled rebalancing of an Underlying Index. During any such delay it is possible that the Underlying Index will deviate from the Underlying Index’s stated methodology.
Disclaimers
THE FUNDS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY THE ADVISER. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THE FUNDS OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN A FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THE FUNDS OR THE ISSUER OR OWNERS OF THE FUNDS OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THE FUNDS OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE FUNDS
Prospectus October 1, 2025	150	Appendix

TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THE FUNDS ARE REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THE FUNDS OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THE FUNDS.
ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE FUNDS, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
NO PURCHASER, SELLER OR HOLDER OF THIS SECURITY, PRODUCT OR FUND, OR ANY OTHER PERSON OR ENTITY, SHOULD USE OR REFER TO ANY MSCI TRADE NAME, TRADEMARK OR SERVICE MARK TO SPONSOR, ENDORSE, MARKET OR PROMOTE THIS SECURITY WITHOUT FIRST CONTACTING MSCI TO DETERMINE WHETHER MSCI’S PERMISSION IS REQUIRED. UNDER NO CIRCUMSTANCES MAY ANY PERSON OR ENTITY CLAIM ANY AFFILIATION WITH MSCI WITHOUT THE PRIOR WRITTEN PERMISSION OF MSCI.
Shares of Xtrackers MSCI Emerging Markets Hedged Equity ETF, Xtrackers MSCI EAFE Hedged Equity ETF, Xtrackers MSCI Japan Hedged Equity ETF, Xtrackers MSCI Europe Hedged Equity ETF, Xtrackers MSCI All World ex US Hedged Equity ETF, Xtrackers MSCI EAFE High Dividend Yield Equity ETF and Xtrackers MSCI Eurozone Hedged Equity ETF are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the funds or any member of the public regarding the ability of the funds to track the total return performance of the Underlying Indexes or the ability of the Underlying Indexes to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Indexes, nor in the determination of the timing of, prices of, or quantities of shares of the funds to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the funds in connection with the administration, marketing or trading of the shares of the funds.
NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Indexes or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the funds as licensee, licensee’s customers and counterparties, owners of the shares of the funds, or any other person or entity from the use of the Underlying Indexes or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Indexes or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
The Advisor does not guarantee the accuracy or the completeness of the Underlying Indexes or any data included therein and the Advisor shall have no liability for any errors, omissions or interruptions therein.
The Advisor makes no warranty, express or implied, to the owners of shares of the funds or to any other person or entity, as to results to be obtained by the funds from the use of the Underlying Indexes or any data included therein. The Advisor makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Indexes or any data included therein. Without limiting any of the foregoing, in no event shall the Advisor have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.
Prospectus October 1, 2025	151	Appendix

FOR MORE INFORMATION:
XTRACKERS.COM
1-844-851-4255
Additional information about a fund's investments is available in the fund's annual and semi-annual reports to shareholders and in Form N-CSR. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected fund performance during its last fiscal year. In Form N-CSR, you will find a fund's annual and semi-annual financial statements. Copies of the prospectus, SAI and recent shareholder and other fund reports, when available, can be found on our website at Xtrackers.com. For more information about a fund, you may request a copy of the SAI. The SAI provides detailed information about a fund and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.
If you have any questions about the Trust or shares of a fund or you wish to obtain the SAI or a shareholder or other fund report free of charge, please:
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Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
No person is authorized to give any information or to make any representations about a fund and their shares not contained in this prospectus and you should not rely on any other information. Read and keep the prospectus for future reference.

Investment Company Act File No.: 811-22487

(10/01/25) EQUITY-1

Prospectus
October 1, 2025

Xtrackers Municipal Infrastructure Revenue Bond ETF
NYSE Arca, Inc.: RVNU

Xtrackers California Municipal Bond ETF
NASDAQ: CA

Xtrackers US 0-1 Year Treasury ETF
Cboe BZX Exchange, Inc.: TRSY
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Your investment in a fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

Xtrackers Municipal Infrastructure Revenue Bond ETF

Ticker: RVNU	Stock Exchange: NYSE Arca, Inc.
Investment Objective
The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the Solactive Municipal Infrastructure Revenue Bond Index.
Fees and Expenses
These are the fees and expenses that you will pay when you buy, hold and sell shares. You may also pay other fees, such as brokerage commissions and other fees to financial intermediaries on the purchase and sale of shares of the fund, which are not reflected in the table and example below.
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.15
Other Expenses	None
Total annual fund operating expenses	0.15
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of shares of the fund. It also does not include the transaction fees on purchases and redemptions of Creation Units (defined herein), because those fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$15	$48	$85	$192
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 18% of the average value of its portfolio.
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Solactive Municipal Infrastructure Revenue Bond Index (the “Underlying Index”), which is designed to track the performance of the US long-term tax exempt bond market, consisting of infrastructure revenue bonds. The fund uses a representative sampling indexing strategy in seeking to track the Underlying Index, meaning that it will generally invest in a sample of securities in the index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Underlying Index as a whole. The fund will invest at least 80% of its total assets (but typically far more) in instruments that comprise the Underlying Index. Due to regulatory changes, effective June 11, 2026, the fund will replace this 80% investment policy and related disclosures set forth in this prospectus. Specifically, effective June 11, 2026, under normal circumstances, the fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in component securities of the Underlying Index.
The Underlying Index is comprised of tax-exempt municipal securities issued by states, cities, counties, districts, their respective agencies, and other tax-exempt issuers. The Underlying Index is intended to track bonds that have been issued with the intention of funding federal, state and local
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infrastructure projects, such as water and sewer systems, public sewer systems, toll roads, bridges, tunnels and many other public use projects.
As of July 31, 2025, the Underlying Index consisted of 779 securities (181 issuers) with an average amount outstanding of approximately $92 million and a minimum amount outstanding of approximately $9 million. The Underlying Index is a total return index, which assumes that any cash distributions are reinvested back into the Underlying Index.
The Underlying Index is designed to only hold those bonds issued by state and local municipalities where the interest and principal repayments are generated from dedicated revenue streams or double-barreled entities (whose bonds are backed by both a dedicated revenue stream and a general obligation pledge).
The Underlying Index may include private activity bonds, industrial development bonds, special tax bonds and transportation bonds.
Private activity bonds are issued by municipalities and other public authorities to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment.
Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user and therefore have more potential risk. The interest from industrial development bonds, when distributed by the fund as “exempt-interest dividends” to shareholders, may be subject to the US federal alternative minimum tax applicable to individuals (“AMT”).
Special tax bonds are payable for and secured by the revenues derived by a municipality from a particular tax (e.g., tax on the rental of a hotel room, on the purchase of food and beverages, on the rental of automobiles or on the consumption of liquor). Special tax bonds are not secured by the general tax revenues of the municipality, and they do not represent general obligations of the municipality.
Transportation bonds are obligations of issuers that own and operate public transit systems, ports, highways, turnpikes, bridges and other transportation systems.
In order to be eligible for inclusion in the Underlying Index, the municipal securities must be offered publicly; meet a minimum amount outstanding and deal amount; be investment-grade; have a fixed-rate coupon payment; and are not prefunded/escrowed to maturity. Municipal bonds which are subject to the AMT and state and local taxes are eligible for inclusion in the Underlying Index. The Underlying Index does not attempt to achieve a particular duration (which is a measure of a bond’s sensitivity to interest rates), but the Underlying Index limits eligibility for inclusion to municipal securities which have a stated final maturity of 10 years or longer and are not callable for at least the next 5 years. Under normal circumstances, the Underlying Index is reconstituted and rebalanced on a monthly basis. The fund changes its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s reconstitution and rebalancing schedule will result in corresponding changes to the fund’s schedule of portfolio changes. Any changes made to the Underlying Index in between scheduled reconstitutions and rebalancings (e.g., in the event of a corporate action) also will result in corresponding changes to the fund’s portfolio.
Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in securities issued by municipalities across the United States and its territories which are classified as “municipal infrastructure revenue” bonds based on the Underlying Index’s criteria summarized above, whose income is free from regular federal income tax. Because municipal securities that pay interest subject to the AMT may be included in the Underlying Index without limit, the fund may invest an unlimited amount of its net assets in municipal securities whose income is subject to the AMT.
As of July 31, 2025, a significant percentage of the Underlying Index was comprised of municipal securities of issuers in New York and California.
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. The fund’s exposure to particular sectors may change over time to correspond to changes in the Underlying Index.
The Underlying Index is sponsored by Solactive AG (“Solactive” or “Index Provider”), which is independent of the fund and the Advisor. The Index Provider develops the Underlying Index methodology and determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The fund is not sponsored, endorsed, sold or promoted by Solactive.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the section of this Prospectus entitled “Additional Information About Fund Strategies, Underlying Index Information and Risks” and in the Statement of Additional Information (“SAI”). An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
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Municipal securities risk. Municipal instruments may be susceptible to periods of economic stress, which could affect the market values and marketability of many or all municipal obligations of issuers in a state, U.S. territory, or possession. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest. Certain municipalities may have difficulty meeting their obligations due to, among other reasons, changes in underlying demographics. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation, utilities and water and sewer, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market. Municipal securities may include revenue bonds, which are generally backed by revenue from a specific project or tax. The issuer of a revenue bond makes interest and principal payments from revenues generated from a particular source or facility, such as a tax on particular property or revenues generated from a municipal water or sewer utility or an airport.
Revenue bonds generally are not backed by the full faith and credit and general taxing power of the issuer. The market for municipal bonds may be less liquid than for taxable bonds. There may be less information available on the financial condition of issuers of municipal securities than for public corporations.
Municipal securities may also have exposure to potential physical risks resulting from climate change, including extreme weather, flooding and fires. Climate risks, if they materialize, can adversely impact a municipal issuer’s financial plans in current or future years or may impair a facility or other source generating revenues backing a municipal issuer’s revenue bonds. As a result, the impact of climate risks may adversely impact the value of the fund’s shares.
Market disruption risk. Economies and financial markets throughout the world have become increasingly interconnected, which has increased the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. This includes reliance on global supply chains that are susceptible to disruptions resulting from, among other things, war and other armed conflicts, tariffs, extreme weather events, and natural disasters. Such supply chain disruptions can lead to, and have led to, economic and market disruptions that have far-reaching effects on financial markets worldwide. The value of the fund’s investments may be negatively affected by adverse changes in overall economic or market conditions, such as the level of economic activity and productivity, unemployment and labor force participation rates, inflation or deflation (and expectations for inflation or deflation), interest rates, demand and supply for particular products or resources including labor, debt levels and credit ratings, and trade policies, among other factors. Such adverse conditions may contribute to an overall economic contraction across entire economies or markets, which may negatively impact the profitability of issuers operating in those economies or markets. In addition, geopolitical and other globally interconnected occurrences, including war, terrorism, economic uncertainty or financial crises, contagion, tariffs and trade disputes, government debt crises (including defaults or downgrades) or uncertainty about government debt payments, government shutdowns, public health crises, natural disasters, supply chain disruptions, climate change and related events or conditions, have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Adverse market conditions or disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by adverse market conditions or a particular market disruption, the duration and effects may not be the same for all types of assets.
Current military and other armed conflicts in various geographic regions, including those in Europe and the Middle East, can lead to, and have led to, economic and market disruptions, which may not be limited to the geographic region in which the conflict is occurring. Such conflicts can also result, and have resulted in some cases, in sanctions being levied by the United States, the European Union and/or other countries against countries or other actors involved in the conflict. In addition, such conflicts and related sanctions can adversely affect regional and global energy, commodities, financial and other markets and thus could affect the value of the fund's investments. The extent and duration of any military conflict, related sanctions and resulting economic and market disruptions are impossible to predict, but could be substantial.
Other market disruption events include pandemic spread of viruses, such as the novel coronavirus known as COVID-19, which have caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions, and may adversely affect the fund and its investments.
In addition, markets are becoming increasingly susceptible to disruption events resulting from the use of new and emerging technologies to engage in cyber-attacks or to take over the websites and/or social media accounts of companies, governmental entities or public officials, or to otherwise pose as or impersonate such, which then may
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be used to disseminate false or misleading information that can cause volatility in financial markets or for the securities of a particular company, group of companies, industry or other class of assets.
Adverse market conditions or particular market disruptions, such as those discussed above, may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
Inflation risk. Inflation risk is the risk that the real value of certain assets or real income from investments (the value of such assets or income after accounting for inflation) will be less in the future as inflation decreases the value of money. Inflation, and investors’ expectation of future inflation, can impact the current value of the fund's portfolio, resulting in lower asset values and losses to shareholders. This risk may be elevated compared to historical market conditions and could be impacted by monetary policy measures and the current interest rate environment.
Fixed income securities risk. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer, willingness of broker-dealers and other market participants to make markets in the applicable securities, and general market liquidity (i.e., market risk). Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. There is a risk that a lack of liquidity or other adverse credit market conditions may hamper the fund’s ability to sell the debt securities in which it invests or to find and purchase debt instruments included in the Underlying Index.
Private activity bonds risk. The issuers of private activity bonds in which the fund may invest may be negatively impacted by conditions affecting either the general credit of the user of the private activity project or the project itself. The fund’s private activity bond holdings also may pay interest subject to the AMT. See “Taxes” for more details.
Industrial development bond risk. These revenue bonds are issued by or on behalf of public authorities to obtain funds to finance various public and/or privately operated facilities, including those for business and manufacturing, housing, sports, pollution control, airport, mass transit, port and parking facilities. These bonds are normally secured only by the revenues from the project and not by state or local government tax payments. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations. Payment of interest on and repayment of principal on such bonds are the responsibility of the user and/or any guarantor. These bonds are subject to a wide variety of risks, many of which relate to the nature of the specific project. Generally, the value and credit quality of these bonds are sensitive to the risks related to an economic slowdown.
Special tax bond risk. Special tax bonds are usually backed and payable through a single tax, or series of special taxes such as incremental property taxes. The failure of the tax levy to generate adequate revenue to pay the debt service on the bonds may cause the value of the bonds to decline. Adverse conditions and developments affecting a particular project may result in lower revenues to the issuer of the municipal securities, which may adversely affect the value of the fund’s portfolio.
Transportation bond risk. Transportation bonds may be issued to finance the construction of airports, toll roads, highways or other transit facilities. Airport bonds are dependent on the general stability of the airline industry and on the stability of a specific carrier who uses the airport as a hub. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs and availability also affect other transportation related securities, as do the presence of alternate forms of transportation, such as public transportation. Municipal securities that are issued to finance a particular transportation project often depend solely on revenues from that project to make principal and interest payments. Adverse conditions and developments affecting a particular project may result in lower revenues to the issuer of the municipal securities.
Water and sewer bond risk. Water and sewer revenue bonds are often considered to have relatively secure credit as a result of their issuer’s importance, monopoly status and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run off or snow pack has led to past defaults. Further, public resistance to rate increases, costly environmental litigation and federal environmental mandates are challenges faced by issuers of water and sewer bonds.
Interest rate risk. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund’s debt securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Interest rates can change in response to the supply and demand for credit, government and/or central bank monetary policy and action, inflation rates and other factors. Changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and potential illiquidity and may detract from fund performance to the extent the fund is exposed to such
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interest rates and/or volatility. Rising interest rates could cause the value of the fund's investments — and therefore its share price as well — to decline. A rising interest rate environment may cause investors to move out of fixed-income securities and related markets on a large scale, which could adversely affect the price and liquidity of such securities and could also result in increased redemptions from the fund.
Credit risk. The fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in a payment default, security downgrade or inability to meet a financial obligation. Credit risk is greater for lower-rated securities. Because the issuers of junk bonds may be in uncertain financial health, the prices of their debt securities could be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. Credit ratings may not be an accurate assessment of credit risk.
Geographic focus risk. To the extent that the Underlying Index and the fund are significantly comprised of issuers in a single state, region or sector of the municipal securities market, performance can be more volatile than that of a fund that invests more broadly. As an example, factors affecting a state, region or sector, such as severe fiscal difficulties, an economic downturn, court rulings, increased expenditures on domestic security or reduced monetary support from the federal government, could over time impair the ability of a state, region or sector to repay its obligations.
Risks related to investing in New York. The fund may invest a significant portion of its assets in municipal obligations of issuers located in the State of New York and, therefore, will have greater exposure to negative political, economic, regulatory or other factors within the State of New York, including the financial condition of its public authorities and political subdivisions, than a fund that invests in a broader base of securities. Unfavorable developments in any economic sector may have a substantial impact on the overall New York municipal market. Certain issuers of New York municipal bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain New York issuers to pay principal or interest on their obligations.
Risks related to investing in California. The fund may invest a significant portion of its assets in municipal obligations of issuers located in the State of California. While California’s economy is broad, it does have major concentrations in high technology, manufacturing, entertainment, agriculture, tourism, construction and services, and may be sensitive to economic problems affecting those industries. Consequently, the fund may be affected by political, economic, regulatory and other developments within California and by the financial condition of California’s political subdivisions, agencies, instrumentalities and public authorities.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance. The fund may become more focused in particular industries, asset classes or sectors of the economy as a result of changes in the valuation of the fund’s investments or fluctuations in the fund’s assets, and the fund is not required to reduce such exposures under these circumstances.
Prepayment and extension risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund’s assets tied up in lower interest debt obligations. Ultimately, any changes or unexpected behavior in interest rates could increase the volatility of the fund’s share price and yield and could hurt fund performance.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss or recognize a gain that may be distributed to shareholders as a taxable distribution. This may be magnified in a rising interest rate environment or other circumstances where redemptions from the fund may be higher than normal.
Tax risk. Income from municipal securities held by the fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a securities issuer. In such event, the value of such securities would likely fall, hurting fund performance, and shareholders may be required to pay additional taxes. In addition, because municipal securities that pay interest subject to the AMT may be included in the Underlying Index without limit, the fund may invest an unlimited amount of its net assets in municipal securities whose income is subject to the AMT. Further, a portion of the fund’s otherwise exempt-interest distributions may be taxable to those shareholders subject to the AMT.
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Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods and the value determined for an investment may be materially different from the value realized upon such investment’s sale.
Issuer-specific risk. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.
Passive investing risk. Unlike a fund that is actively managed, in which portfolio management buys and sells securities based on research and analysis, the fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. Because the fund is designed to maintain a high level of exposure to the Underlying Index at all times, portfolio management generally will not buy or sell a security unless the security is added or removed, respectively, from the Underlying Index, and will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Index-related risk. The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. The Index Provider may cease publication of the Underlying Index or may terminate the license agreement allowing the fund to use the Underlying Index, either of which could have a material adverse effect on the fund. Market disruptions could cause delays in the Underlying Index’s reconstitution and rebalancing schedule. During any such delay, it is possible that the Underlying Index and, in turn, the fund will deviate from the Underlying Index’s stated methodology and therefore experience returns different than those that would have been achieved under a normal reconstitution and rebalancing schedule. Generally, the Index Provider does not provide any warranty, or accept any liability, with respect to the quality, accuracy or completeness of the Underlying Index or its related data, and does not guarantee that the Underlying Index will be in line with its stated methodology. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its stated methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. The Advisor may have limited ability to detect such errors and neither the Advisor nor its affiliates provide any warranty or guarantee against such errors. Therefore, the gains, losses or costs associated with the Index Provider’s errors will generally be borne by the fund and its shareholders.
Tracking error risk. The fund may be subject to tracking error, which is the divergence of the fund’s performance from that of the Underlying Index. The performance of the fund may diverge from that of the Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when reconstituting or rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure in order to track the Underlying Index. Moreover, the use of a representative sampling investment approach (i.e., investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index) may cause the fund’s return to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to government imposed legal restrictions or limitations, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other reasons. To the extent the fund calculates its net asset value based on fair value prices and the value of the Underlying Index is based on market prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. Tracking error risk may be heightened during times of increased market volatility or other unusual market conditions. For tax purposes, the fund may sell certain securities, and such sale may cause the fund to recognize a taxable gain or a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from the NAV during periods of market volatility. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units (defined below), the Advisor believes that large discounts or premiums to the NAV of
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shares should not be sustained in the long-term. If market makers exit the business or are unable to continue making markets in fund shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or other market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by the fund may be traded in markets that close at a different time than the exchange on which the fund’s shares trade. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. If the markets for the fund’s portfolio securities experience decreased liquidity, the trading markets for the fund’s shares may also become less liquid with corresponding widening in the bid-ask spreads and differences between the market price and NAV of the fund’s shares. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s market price. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund at NAV.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers, index provider or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ or index provider’s assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers or index provider may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers or index provider could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, index provider, fund counterparties, issuers of securities held by the fund or other market participants.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as Authorized Participants (“APs”). Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described in the section of this Prospectus entitled “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Past Performance
The bar chart and table below provide some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compare with those of the Underlying Index and a required broad-based securities market index.The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available on the fund’s website at Xtrackers.com (the website does not form a part of this prospectus).
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Xtrackers Municipal Infrastructure Revenue Bond ETF

CALENDAR YEAR TOTAL RETURNS(%)

	Returns	Period ending
Best Quarter	10.13%	December 31, 2023
Worst Quarter	-8.56%	March 31, 2022
Year-to-Date	-3.67%	June 30, 2025
Average Annual Total Returns
(For periods ended 12/31/2024 expressed as a %)
All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold shares of the fund in tax-deferred accounts such as individual retirement accounts (“IRAs”) or employee-sponsored retirement plans.
	Inception Date	1 Year	5 Years	10 Years
Returns before tax	6/4/2013	1.57	0.59	2.55
After tax on distribu- tions		1.57	0.59	2.55
After tax on distribu- tions and sale of fund shares		2.17	1.07	2.61
Solactive Municipal Infrastructure Revenue Bond Index (reflects no deductions for fees, expenses or taxes)		1.51	0.87	2.89
Bloomberg Municipal Bond Index (reflects no deductions for fees, expenses or taxes)		1.05	0.99	2.25
Management
Investment Advisor
DBX Advisors LLC
Portfolio Managers
Benjamin Spalding, CESGA, Vice President of DBX Advisors LLC, Vice President and Senior Portfolio Engineer & Team Lead, Xtrackers, of DWS Investment Management Americas, Inc. Senior Portfolio Manager of the fund. Began managing the fund in 2022.
Jason Meyerberg, Vice President of DBX Advisors LLC, Assistant Vice President and Portfolio Engineer, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2024.
Nancy Thai, Vice President of DBX Advisors LLC, Assistant Vice President and Portfolio Engineer, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2024.
Nicholas Crociata, CESGA, Vice President of DBX Advisors LLC, Assistant Vice President and Portfolio Engineer, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2025.
Purchase and Sale of Fund Shares
The fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual fund shares may only be purchased and sold through a brokerage firm. The price of fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to APs who have entered into agreements with ALPS Distributors, Inc., the fund’s distributor. You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) when buying or selling shares (the “bid-ask spread”). Information on the fund’s net asset value, market price, premiums and discounts and bid-ask spreads may be found at Xtrackers.com (the website does not form a part of this prospectus).
Tax Information
The fund intends to meet certain federal income tax requirements so that distributions of tax-exempt interest income will be treated as “exempt-interest dividends.” These dividends are not subject to regular federal income tax. The fund may invest an unlimited amount of its net assets in municipal securities that generate interest income subject to the AMT. All exempt interest dividends may increase certain corporate shareholders’ alternative minimum tax liability. The fund expects that its distributions will consist primarily of exempt-interest dividends. The fund’s exempt-interest dividends may be subject to state and local taxes.
For more information regarding the tax consequences that may be associated with investing in the fund, please refer to the section of this Prospectus entitled “Taxes.”
Prospectus October 1, 2025
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Xtrackers Municipal Infrastructure Revenue Bond ETF

Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Prospectus October 1, 2025
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Xtrackers Municipal Infrastructure Revenue Bond ETF

Xtrackers California Municipal Bond ETF

Ticker: CA	Stock Exchange: NASDAQ
Investment Objective
The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the ICE AMT-Free Broad Liquid California Municipal Index.
Fees and Expenses
These are the fees and expenses that you will pay when you buy, hold and sell shares. You may also pay other fees, such as brokerage commissions and other fees to financial intermediaries on the purchase and sale of shares of the fund, which are not reflected in the table and example below.
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
Management fee[1]	0.07
Other Expenses	None
Total annual fund operating expenses	0.07
1“Management fee” is restated to reflect the fund’s new management fee rate effective August 13, 2024.
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of shares of the fund. It also does not include the transaction fees on purchases and redemptions of Creation Units (defined herein), because those fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3Years	5Years	10 Years
$7	$23	$40	$90
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 5% of the average value of its portfolio.
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the ICE AMT-Free Broad Liquid California Municipal Index (the “Underlying Index”), which tracks the performance of U.S. dollar denominated investment grade tax-exempt debt publicly issued in the U.S. domestic market by the state of California and its political subdivisions.
Qualifying securities must pay interest that is exempt from federal income tax and not subject to the federal alternative minimum tax applicable to individuals (AMT). In addition, qualifying securities must have at least one month remaining term to final maturity, a fixed coupon schedule (including zero coupon and step-up or step-down bonds (bonds that pay a rate that goes up or down as dictated by the terms of the note)) and an investment grade rating (based on the middle rating from Moody’s® Investors Services (“Moody’s”), Standard & Poor’s® Financial Services, LLC (“S&P”) and Fitch, Inc. (“Fitch”).
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Qualifying securities must have at least $25 million currently outstanding face value and must be part of a deal with an original offering size of at least $100 million.
The Underlying Index excludes the following types of securities: tobacco sector bonds; securities issued by U.S. territories; taxable municipal securities; floating rate notes and variable rate demand obligations or notes; secondarily insured securities; custodial receipts; municipal commercial paper and auction-rate notes or bonds; private placements; 144A securities; and securities in legal default.
The Underlying Index’s constituents are market capitalization weighted, subject to specific constraints delineated in the Underlying Index’s methodology. As a general matter, individual issuers are capped at 25% of the Underlying Index, with any excess redistributed across the uncapped issuers of the index on a pro rata basis.
The fund uses a representative sampling indexing strategy in seeking to track the Underlying Index, meaning it generally will invest in a sample of securities in the index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Underlying Index as a whole.
The fund will invest at least 80% of its total assets (but typically far more) in instruments that comprise the Underlying Index. Due to regulatory changes, effective June 11, 2026, the fund will replace this 80% investment policy and related disclosures set forth in this prospectus. Specifically, effective June 11, 2026, under normal circumstances, the fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in component securities of the Underlying Index. In addition, the fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities whose income is exempt from regular federal income tax, AMT and California state income tax.
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. The fund’s exposure to particular sectors may change over time to correspond to changes in the Underlying Index.
As of July 31, 2025, the Underlying Index was comprised of 3,012 bonds (288 issuers), with an average amount outstanding of approximately $72 million and a minimum amount outstanding of approximately $25 million.
Under normal circumstances, the Underlying Index is rebalanced on the last calendar day of the month, based on information available up to and including the third business day before the last business day of the month. New issues must settle on or before the following calendar month end in order to qualify for the coming month. No changes are made to constituent holdings of the Underlying Index other than on month end rebalancing dates. The fund rebalances its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to the fund’s rebalance schedule.
While the fund is currently classified as “non-diversified” under the Investment Company Act of 1940, it may operate as or become classified as “diversified” over time.
The Underlying Index is sponsored by ICE Data Indices, LLC (“ICE” or “Index Provider”), which is not affiliated with or sponsored by the fund or the Advisor. The Index Provider develops the Underlying Index methodology and determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The fund is not sponsored, endorsed, sold or promoted by ICE, its affiliates or its third party suppliers.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the section of this Prospectus entitled “Additional Information About Fund Strategies, Underlying Index Information and Risks” and in the Statement of Additional Information (“SAI”). An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Municipal securities risk. Municipal instruments may be susceptible to periods of economic stress, which could affect the market values and marketability of many or all municipal obligations of issuers in a state, U.S. territory, or possession. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest. Certain municipalities may have difficulty meeting their obligations due to, among other reasons, changes in underlying demographics. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation, utilities and water and sewer, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market. Municipal securities may include revenue bonds, which are generally backed by revenue from a specific project or tax. The issuer of a revenue bond makes interest and principal
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payments from revenues generated from a particular source or facility, such as a tax on particular property or revenues generated from a municipal water or sewer utility or an airport.
Revenue bonds generally are not backed by the full faith and credit and general taxing power of the issuer. The market for municipal bonds may be less liquid than for taxable bonds. There may be less information available on the financial condition of issuers of municipal securities than for public corporations.
Municipal securities may also have exposure to potential physical risks resulting from climate change, including extreme weather, flooding and fires. Climate risks, if they materialize, can adversely impact a municipal issuer’s financial plans in current or future years or may impair a facility or other source generating revenues backing a municipal issuer’s revenue bonds. As a result, the impact of climate risks may adversely impact the value of the fund’s shares.
California municipal securities risk. Because the fund focuses its investments in California municipal securities, its performance can be more volatile than that of a fund that invests more broadly, and it has a relatively large exposure to financial stresses affecting California. For example, the State of California relies heavily on income tax revenues and these revenues are likely to drop during economic downturns, but covering any shortfall by increasing taxes could be difficult due to California law restricting the imposition of new taxes. Examples of other factors that may affect fund performance include, but are not limited to, the costs and disruption caused by natural disasters, a fiscal crisis brought on by a national or regional economic downturn, and costs of maintaining certain government programs. California could also face severe fiscal difficulties, for example, from an economic downturn, increased costs for domestic security and reduced monetary support from the federal government.
Any deterioration of California’s fiscal situation could increase the risk of investing in California municipal securities, including the risk of potential issuer default, and could also heighten the risk that the prices of California municipal securities will experience greater volatility.
A default or credit rating downgrade of a small number of municipal security issuers could affect the market values and marketability of all California municipal securities and adversely impact the fund’s performance.
California municipal securities may also have exposure to potential physical risks resulting from climate change, including extreme weather, flooding and fires. Climate risks, if they materialize, can adversely impact a California municipal issuer’s financial plans in current or future years or may impair a facility or other source generating revenues backing a California municipal issuer’s revenue bonds. As a result, the impact of climate risks may adversely impact the value of the fund’s shares.
Fixed income securities risk. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer, willingness of broker-dealers and other market participants to make markets in the applicable securities, and general market liquidity (i.e., market risk). Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. There is a risk that a lack of liquidity or other adverse credit market conditions may hamper the fund’s ability to sell the debt securities in which it invests or to find and purchase debt instruments included in the Underlying Index.
Interest rate risk. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund’s debt securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Interest rates can change in response to the supply and demand for credit, government and/or central bank monetary policy and action, inflation rates and other factors. Changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and potential illiquidity and may detract from fund performance to the extent the fund is exposed to such interest rates and/or volatility. Rising interest rates could cause the value of the fund's investments — and therefore its share price as well — to decline. A rising interest rate environment may cause investors to move out of fixed-income securities and related markets on a large scale, which could adversely affect the price and liquidity of such securities and could also result in increased redemptions from the fund.
Credit risk. The fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in a payment default, security downgrade or inability to meet a financial obligation. Credit risk is greater for lower-rated securities. Credit ratings may not be an accurate assessment of credit risk.
Geographic focus risk. To the extent that the Underlying Index and the fund are significantly comprised of issuers in a single state, region or sector of the municipal securities market, performance can be more volatile than that of a fund that invests more broadly. As an example, factors affecting a state, region or sector, such as severe fiscal difficulties, an economic downturn, court rulings, increased expenditures on domestic security or reduced monetary support from the federal government, could over time impair the ability of a state, region or sector to repay its obligations.
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Xtrackers California Municipal Bond ETF

Market disruption risk. Economies and financial markets throughout the world have become increasingly interconnected, which has increased the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. This includes reliance on global supply chains that are susceptible to disruptions resulting from, among other things, war and other armed conflicts, tariffs, extreme weather events, and natural disasters. Such supply chain disruptions can lead to, and have led to, economic and market disruptions that have far-reaching effects on financial markets worldwide. The value of the fund’s investments may be negatively affected by adverse changes in overall economic or market conditions, such as the level of economic activity and productivity, unemployment and labor force participation rates, inflation or deflation (and expectations for inflation or deflation), interest rates, demand and supply for particular products or resources including labor, debt levels and credit ratings, and trade policies, among other factors. Such adverse conditions may contribute to an overall economic contraction across entire economies or markets, which may negatively impact the profitability of issuers operating in those economies or markets. In addition, geopolitical and other globally interconnected occurrences, including war, terrorism, economic uncertainty or financial crises, contagion, tariffs and trade disputes, government debt crises (including defaults or downgrades) or uncertainty about government debt payments, government shutdowns, public health crises, natural disasters, supply chain disruptions, climate change and related events or conditions, have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Adverse market conditions or disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by adverse market conditions or a particular market disruption, the duration and effects may not be the same for all types of assets.
Current military and other armed conflicts in various geographic regions, including those in Europe and the Middle East, can lead to, and have led to, economic and market disruptions, which may not be limited to the geographic region in which the conflict is occurring. Such conflicts can also result, and have resulted in some cases, in sanctions being levied by the United States, the European Union and/or other countries against countries or other actors involved in the conflict. In addition, such conflicts and related sanctions can adversely affect regional and global energy, commodities, financial and other markets and thus could affect the value of the fund's investments. The extent and duration of any military conflict, related sanctions and resulting economic and market disruptions are impossible to predict, but could be substantial.
Other market disruption events include pandemic spread of viruses, such as the novel coronavirus known as COVID-19, which have caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions, and may adversely affect the fund and its investments.
In addition, markets are becoming increasingly susceptible to disruption events resulting from the use of new and emerging technologies to engage in cyber-attacks or to take over the websites and/or social media accounts of companies, governmental entities or public officials, or to otherwise pose as or impersonate such, which then may be used to disseminate false or misleading information that can cause volatility in financial markets or for the securities of a particular company, group of companies, industry or other class of assets.
Adverse market conditions or particular market disruptions, such as those discussed above, may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
Inflation risk. Inflation risk is the risk that the real value of certain assets or real income from investments (the value of such assets or income after accounting for inflation) will be less in the future as inflation decreases the value of money. Inflation, and investors’ expectation of future inflation, can impact the current value of the fund's portfolio, resulting in lower asset values and losses to shareholders. This risk may be elevated compared to historical market conditions and could be impacted by monetary policy measures and the current interest rate environment.
Private activity bonds risk. The issuers of private activity bonds in which the fund may invest may be negatively impacted by conditions affecting either the general credit of the user of the private activity project or the project itself.
Industrial development bond risk. These revenue bonds are issued by or on behalf of public authorities to obtain funds to finance various public and/or privately operated facilities, including those for business and manufacturing, housing, sports, pollution control, airport, mass transit, port and parking facilities. These bonds are normally secured only by the revenues from the project and not by state or local government tax payments. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations. Payment of interest on and repayment of principal on such bonds are the responsibility of the user and/or any guarantor. These bonds are subject to a wide variety of risks, many of which relate to the nature of the specific project. Generally, the value and credit quality of these bonds are sensitive to the risks related to an economic slowdown.
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Special tax bond risk. Special tax bonds are usually backed and payable through a single tax, or series of special taxes such as incremental property taxes. The failure of the tax levy to generate adequate revenue to pay the debt service on the bonds may cause the value of the bonds to decline. Adverse conditions and developments affecting a particular project may result in lower revenues to the issuer of the municipal securities, which may adversely affect the value of the fund’s portfolio.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance. The fund may become more focused in particular industries, asset classes or sectors of the economy as a result of changes in the valuation of the fund’s investments or fluctuations in the fund’s assets, and the fund is not required to reduce such exposures under these circumstances.
Prepayment and extension risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund’s assets tied up in lower interest debt obligations. Ultimately, any changes or unexpected behavior in interest rates could increase the volatility of the fund’s share price and yield and could hurt fund performance.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss or recognize a gain that may be distributed to shareholders as a taxable distribution. This may be magnified in a rising interest rate environment or other circumstances where redemptions from the fund may be higher than normal.
Tax risk. Income from municipal securities held by the fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a securities issuer. In such event, the value of such securities would likely fall, hurting fund performance, and shareholders may be required to pay additional taxes.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods and the value determined for an investment may be materially different from the value realized upon such investment’s sale.
Issuer-specific risk. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.
Passive investing risk. Unlike a fund that is actively managed, in which portfolio management buys and sells securities based on research and analysis, the fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. Because the fund is designed to maintain a high level of exposure to the Underlying Index at all times, portfolio management generally will not buy or sell a security unless the security is added or removed, respectively, from the Underlying Index, and will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Index-related risk. The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. The Index Provider may cease publication of the Underlying Index or may terminate the license agreement allowing the fund to use the Underlying Index, either of which could have a material adverse effect on the fund. Market disruptions could cause delays in the Underlying Index’s reconstitution and rebalancing schedule. During any such delay, it is possible that the Underlying Index and, in turn, the fund will deviate from the Underlying Index’s stated methodology and therefore experience returns different than those that would have been achieved under a normal reconstitution and rebalancing schedule. Generally, the Index Provider does not provide any warranty, or accept any liability, with respect to the quality, accuracy or completeness of the Underlying Index or its related data, and does not guarantee that the Underlying Index will be in line with its stated methodology. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its stated methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. The Advisor may have limited ability to detect such errors and neither the Advisor nor its affiliates provide any warranty or guarantee against such errors.
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Therefore, the gains, losses or costs associated with the Index Provider’s errors will generally be borne by the fund and its shareholders.
Tracking error risk. The fund may be subject to tracking error, which is the divergence of the fund’s performance from that of the Underlying Index. The performance of the fund may diverge from that of the Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when reconstituting or rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure in order to track the Underlying Index. Moreover, the use of a representative sampling investment approach (i.e., investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index) may cause the fund’s return to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to government imposed legal restrictions or limitations, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other reasons. To the extent the fund calculates its net asset value based on fair value prices and the value of the Underlying Index is based on market prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. Tracking error risk may be heightened during times of increased market volatility or other unusual market conditions. For tax purposes, the fund may sell certain securities, and such sale may cause the fund to recognize a taxable gain or a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from the NAV during periods of market volatility. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units (defined below), the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. If market makers exit the business or are unable to continue making markets in fund shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or other market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. Secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s market price. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund at NAV.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers, index provider or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ or index provider’s assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers or index provider may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown
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Xtrackers California Municipal Bond ETF

threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers or index provider could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, index provider, fund counterparties, issuers of securities held by the fund or other market participants.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as Authorized Participants (“APs”). Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described in the section of this Prospectus entitled “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Non-diversification risk. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.
Past Performance
The bar chart and table below provide some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compare with those of the Underlying Index and a required broad-based securities market index.The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available on the fund’s website at Xtrackers.com (the website does not form a part of this prospectus).
CALENDAR YEAR TOTAL RETURNS(%)

	Returns	Period ending
Best Quarter	2.51%	September 30, 2024
Worst Quarter	-0.77%	December 31, 2024
Year-to-Date	-1.05%	June 30, 2025
Average Annual Total Returns
(For periods ended 12/31/2024 expressed as a %)
All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold shares of the fund in tax-deferred accounts such as individual retirement accounts (“IRAs”) or employee-sponsored retirement plans.
	Inception Date	1 Year	Since Inception
Returns before tax	12/14/2023	1.43	2.64
After tax on distribu- tions		0.19	1.44
After tax on distribu- tions and sale of fund shares		0.84	1.51
ICE AMT-Free Broad Liquid California Municipal Index (reflects no deductions for fees, expenses or taxes)		1.54	2.90
Bloomberg Municipal Bond Index (reflects no deductions for fees, expenses or taxes)		1.05	2.48
Management
Investment Advisor
DBX Advisors LLC
Portfolio Managers
Benjamin Spalding, CESGA, Vice President of DBX Advisors LLC, Vice President and Senior Portfolio Engineer & Team Lead, Xtrackers, of DWS Investment Management Americas, Inc. Senior Portfolio Manager of the fund. Began managing the fund in 2023.
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Xtrackers California Municipal Bond ETF

Jason Meyerberg, Vice President of DBX Advisors LLC, Assistant Vice President and Portfolio Engineer, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2024.
Nancy Thai, Vice President of DBX Advisors LLC, Assistant Vice President and Portfolio Engineer, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2024.
Nicholas Crociata, CESGA, Vice President of DBX Advisors LLC, Assistant Vice President and Portfolio Engineer, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2025.
Purchase and Sale of Fund Shares
The fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual fund shares may only be purchased and sold through a brokerage firm. The price of fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to APs who have entered into agreements with ALPS Distributors, Inc., the fund’s distributor. You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) when buying or selling shares (the “bid-ask spread”). Information on the fund’s net asset value, market price, premiums and discounts and bid-ask spreads may be found at Xtrackers.com (the website does not form a part of this prospectus).
Tax Information
The fund’s distributions are generally exempt from regular federal income tax, AMT and California state income tax. For taxable years beginning after December 31, 2022, exempt-interest dividends may affect the federal corporate alternative minimum tax liability of some corporate shareholders. For more information regarding the tax consequences that may be associated with investing in the fund, please refer to the section of this Prospectus entitled “Taxes.”
Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Xtrackers California Municipal Bond ETF

Xtrackers US 0-1 Year Treasury ETF

Ticker: TRSY	Stock Exchange: Cboe BZX Exchange, Inc.
Investment Objective
The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the ICE U.S. Treasury Short Bond Index.
Fees and Expenses
These are the fees and expenses that you will pay when you buy, hold and sell shares. You may also pay other fees, such as brokerage commissions and other fees to financial intermediaries on the purchase and sale of shares of the fund, which are not reflected in the table and example below.
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.06
Other Expenses	None
Total annual fund operating expenses	0.06
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of shares of the fund. It also does not include the transaction fees on purchases and redemptions of Creation Units (defined herein), because those fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$6	$19	$34	$77
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance.
The portfolio turnover rate for the fund, for the period from October 9, 2024 (commencement of operations) through the most recent fiscal year end, was 0% of the average value of its portfolio.
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the ICE U.S. Treasury Short Bond Index (the “Underlying Index”). The Underlying Index is designed to track the performance of certain U.S. Treasury securities that have a remaining maturity between one month and one year. The term “U.S. Treasury securities” refers to securities issued or guaranteed by the U.S. Treasury where the payment of principal and interest is backed by the full faith and credit of the U.S. government.
To qualify for the Underlying Index, a U.S. Treasury security must have (i) a greater than one-month and less than or equal to one-year remaining term to final maturity as of the Underlying Index’s rebalancing date; (ii) a fixed coupon schedule (i.e., a stream of fixed payments); and (iii) an adjusted amount outstanding of at least $300 million. The Underlying Index excludes inflation-linked securities, original issue zero coupon securities, floating rate notes and Separate Trading of Registered Interest and Principal of Securities (“STRIPS”), provided, however, the amounts outstanding of qualified coupon securities are not reduced by any portions that have been stripped (i.e., bonds that have had principal and interest payments separated into individual securities are not reduced by the amount separated). The Underlying Index also excludes government
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agency debt issued with or without a US government guarantee (such as debt issued by Freddie Mac, Fannie Mae, and the FHLB (Federal Home Loan Bank)) and securities issued or marketed primarily to retail investors (i.e., retail savings bonds issued by the US Treasury that do not trade in a secondary market). The Underlying Index's exclusions are construed so as to enable the Underlying Index to track investable short-term obligations of the US Government excluding government agencies.
Underlying Index constituents are market capitalization weighted based on amounts outstanding reduced by amounts held by the Federal Reserve’s System Open Market Account (“SOMA”) account. Accrued interest is calculated assuming next-day settlement. Cash flows from bond payments and redemptions are retained in the Underlying Index until the end of the month and then are removed as part of the rebalancing (i.e., the weight represented by the cash is removed and the constituent securities are then weighted based on the Underlying Index’s methodology). Cash does not earn any reinvestment income while it is held in the Underlying Index and consequently creates a slight drag on the Underlying Index’s performance.
The fund uses a representative sampling indexing strategy in seeking to track the Underlying Index, meaning it generally will invest in a sample of securities in the Underlying Index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Underlying Index as a whole.
The fund will invest at least 80% of its total assets (but typically far more) in component securities of the Underlying Index. Due to regulatory changes, effective June 11, 2026, the fund will replace this 80% investment policy and related disclosures set forth in this prospectus. Specifically, effective June 11, 2026, under normal circumstances, the fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in component securities of the Underlying Index. In addition, the fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. Treasury securities.
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. U.S. government, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries for this purpose.
The fund is currently classified as “diversified” under the Investment Company Act of 1940.
The fund is not a money market fund and does not attempt to maintain a stable net asset value.
As of July 31, 2025, the Underlying Index was comprised of 89 US Treasury securities and had a weighted average maturity of 4.45 months.
Under normal circumstances, the Underlying Index is rebalanced on the last calendar day of the month. New issues must be auctioned on or before the calendar month end rebalancing date in order to qualify for inclusion in the Underlying Index for the following month. Accordingly, to be included in the Underlying Index for the coming month, a security must be issued on or before the calendar month end rebalancing date. A security issued after that date would not be included in the Underlying Index until the next rebalancing. No changes are made to constituent holdings other than on month end rebalancing dates.
The fund rebalances its portfolio in accordance with the Underlying Index. Therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to the fund’s rebalance schedule.
The Underlying Index is sponsored by ICE Data Indices, LLC (“ICE” or “Index Provider”), which is not affiliated with or sponsored by the fund or the Advisor. The Index Provider develops the Underlying Index methodology and determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The fund is not sponsored, endorsed, sold or promoted by ICE, its affiliates or its third party suppliers.
Securities lending. The fund may lend securities (up to one-third of total assets) to approved institutions, such as registered broker-dealers, pooled investment vehicles, banks and other financial institutions. In connection with such loans, the fund receives liquid collateral in an amount that is based on the type and value of the securities being lent.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the section of this Prospectus entitled “Additional Information About Fund Strategies, Underlying Index Information and Risks” and in the Statement of Additional Information (“SAI”). An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Not a money market fund risk. The fund is not a money market fund and is not subject to the strict rules that govern the quality, maturity, liquidity and other features of securities that money market funds may purchase. Under normal circumstances, the fund’s investments may be more susceptible than a money market fund’s investments to credit risk, interest rate risk, valuation risk and other risks relevant to the fund’s investments. An investment in the fund is not a deposit in a bank account and is not
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Xtrackers US 0-1 Year Treasury ETF

insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency, and it is possible for the fund to lose money. The fund does not seek to maintain a stable NAV of $1.00 per share.
US Treasury obligations risk. US Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics. US Treasury obligations are backed by the “full faith and credit” of the United States; however, the US government guarantees a security only as to the timely payment of interest and principal when held to maturity. The US government does not guarantee the market value of the securities. Consequently, the value of such securities may fluctuate. Because US Treasury obligations trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities. Although the fund may hold securities that carry US government guarantees, these guarantees do not extend to shares of the fund.
In addition, changes in the credit rating or financial condition of the US government may cause the value of US Treasury obligations to decline. A downgrade of the ratings of US government debt obligations, which are often used as a benchmark for other borrowing arrangements, could result in higher interest rates for individual and corporate borrowers, cause disruptions in the international bond markets and have a substantial negative effect on the US economy. A downgrade of US Treasury obligations may cause the value of the fund’s holdings of US Treasury obligations to decline.
Market disruption risk. Economies and financial markets throughout the world have become increasingly interconnected, which has increased the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. This includes reliance on global supply chains that are susceptible to disruptions resulting from, among other things, war and other armed conflicts, tariffs, extreme weather events, and natural disasters. Such supply chain disruptions can lead to, and have led to, economic and market disruptions that have far-reaching effects on financial markets worldwide. The value of the fund’s investments may be negatively affected by adverse changes in overall economic or market conditions, such as the level of economic activity and productivity, unemployment and labor force participation rates, inflation or deflation (and expectations for inflation or deflation), interest rates, demand and supply for particular products or resources including labor, debt levels and credit ratings, and trade policies, among other factors. Such adverse conditions may contribute to an overall economic contraction across entire economies or markets, which may negatively impact the profitability of issuers operating in those economies or markets. In addition, geopolitical and other globally interconnected occurrences, including war, terrorism, economic uncertainty or financial crises, contagion, tariffs and trade disputes, government debt crises (including defaults or downgrades) or uncertainty about government debt payments, government shutdowns, public health crises, natural disasters, supply chain disruptions, climate change and related events or conditions, have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Adverse market conditions or disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by adverse market conditions or a particular market disruption, the duration and effects may not be the same for all types of assets.
Current military and other armed conflicts in various geographic regions, including those in Europe and the Middle East, can lead to, and have led to, economic and market disruptions, which may not be limited to the geographic region in which the conflict is occurring. Such conflicts can also result, and have resulted in some cases, in sanctions being levied by the United States, the European Union and/or other countries against countries or other actors involved in the conflict. In addition, such conflicts and related sanctions can adversely affect regional and global energy, commodities, financial and other markets and thus could affect the value of the fund's investments. The extent and duration of any military conflict, related sanctions and resulting economic and market disruptions are impossible to predict, but could be substantial.
Other market disruption events include pandemic spread of viruses, such as the novel coronavirus known as COVID-19, which have caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions, and may adversely affect the fund and its investments.
In addition, markets are becoming increasingly susceptible to disruption events resulting from the use of new and emerging technologies to engage in cyber-attacks or to take over the websites and/or social media accounts of companies, governmental entities or public officials, or to otherwise pose as or impersonate such, which then may be used to disseminate false or misleading information that can cause volatility in financial markets or for the securities of a particular company, group of companies, industry or other class of assets.
Adverse market conditions or particular market disruptions, such as those discussed above, may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
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Xtrackers US 0-1 Year Treasury ETF

Fixed income securities risk. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer, willingness of broker-dealers and other market participants to make markets in the applicable securities, and general market liquidity (i.e., market risk). Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. There is a risk that a lack of liquidity or other adverse credit market conditions may hamper the fund’s ability to sell the debt securities in which it invests or to find and purchase debt instruments included in the Underlying Index.
Interest rate risk. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund’s debt securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Interest rates can change in response to the supply and demand for credit, government and/or central bank monetary policy and action, inflation rates and other factors. Changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and potential illiquidity and may detract from fund performance to the extent the fund is exposed to such interest rates and/or volatility. Rising interest rates could cause the value of the fund's investments — and therefore its share price as well — to decline. A rising interest rate environment may cause investors to move out of fixed-income securities and related markets on a large scale, which could adversely affect the price and liquidity of such securities and could also result in increased redemptions from the fund.
Prepayment and extension risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund’s assets tied up in lower interest debt obligations. Ultimately, any changes or unexpected behavior in interest rates could increase the volatility of the fund’s share price and yield and could hurt fund performance.
Inflation risk. Inflation risk is the risk that the real value of certain assets or real income from investments (the value of such assets or income after accounting for inflation) will be less in the future as inflation decreases the value of money. Inflation, and investors’ expectation of future inflation, can impact the current value of the fund's portfolio, resulting in lower asset values and losses to shareholders.
This risk may be elevated compared to historical market conditions and could be impacted by monetary policy measures and the current interest rate environment.
Geographic focus risk. Focusing investments in a single country or few countries, or regions, involves increased political, regulatory and other risks. Market swings in such a targeted country, countries or regions are likely to have a greater effect on fund performance than they would in a more geographically diversified fund.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance. The fund may become more focused in particular industries, asset classes or sectors of the economy as a result of changes in the valuation of the fund’s investments or fluctuations in the fund’s assets, and the fund is not required to reduce such exposures under these circumstances.
US government default risk. Due to the rising US government debt burden and potential limitations caused by the statutory debt ceiling, it is possible that the US government may not be able to meet its financial obligations or that securities issued by the US government may experience credit downgrades. In the past, US sovereign credit has experienced downgrades and there can be no guarantee that it will not experience further downgrades in the future by rating agencies. Such a credit event may adversely impact the financial markets and the fund. From time to time, uncertainty regarding the status of negotiations in the US government to increase the statutory debt ceiling and/or failure to increase the statutory debt ceiling could increase the risk that the US government may default on payments on certain US government securities, cause the credit rating of the US government to be downgraded or increase volatility in financial markets, result in higher interest rates, reduce prices of US Treasury securities and/or increase the costs of certain kinds of debt.
Issuer-specific risk. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.
Passive investing risk. Unlike a fund that is actively managed, in which portfolio management buys and sells securities based on research and analysis, the fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. Because the fund is designed to maintain a high level of exposure to the Underlying Index at all times, portfolio management generally will not buy or sell a security unless the security is added or removed, respectively, from the Underlying Index, and will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
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Xtrackers US 0-1 Year Treasury ETF

Index-related risk. The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. The Index Provider may cease publication of the Underlying Index or may terminate the license agreement allowing the fund to use the Underlying Index, either of which could have a material adverse effect on the fund. Market disruptions could cause delays in the Underlying Index’s reconstitution and rebalancing schedule. During any such delay, it is possible that the Underlying Index and, in turn, the fund will deviate from the Underlying Index’s stated methodology and therefore experience returns different than those that would have been achieved under a normal reconstitution and rebalancing schedule. Generally, the Index Provider does not provide any warranty, or accept any liability, with respect to the quality, accuracy or completeness of the Underlying Index or its related data, and does not guarantee that the Underlying Index will be in line with its stated methodology. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its stated methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. The Advisor may have limited ability to detect such errors and neither the Advisor nor its affiliates provide any warranty or guarantee against such errors. Therefore, the gains, losses or costs associated with the Index Provider’s errors will generally be borne by the fund and its shareholders.
Tracking error risk. The fund may be subject to tracking error, which is the divergence of the fund’s performance from that of the Underlying Index. The performance of the fund may diverge from that of the Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when reconstituting or rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure in order to track the Underlying Index. Moreover, the use of a representative sampling investment approach (i.e., investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index) may cause the fund’s return to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to government imposed legal restrictions or limitations, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other reasons. To the extent the fund calculates its net asset value based on fair value prices and the value of the Underlying Index is based on market prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. Tracking error risk may be heightened during times of increased market volatility or other unusual market conditions. For tax purposes, the fund may sell certain securities, and such sale may cause the fund to recognize a taxable gain or a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from the NAV during periods of market volatility. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units (defined below), the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. If market makers exit the business or are unable to continue making markets in fund shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or other market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. Secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s market price. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in
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the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund at NAV.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers, index provider or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ or index provider’s assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers or index provider may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers or index provider could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, index provider, fund counterparties, issuers of securities held by the fund or other market participants.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as Authorized Participants (“APs”). Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described in the section of this Prospectus entitled “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. A delay in the recovery of loaned securities could interfere with the fund’s ability to vote proxies or settle transactions. Delayed settlement may limit the ability of the fund to reinvest the proceeds of a sale of securities or prevent the fund from selling securities at times that may be appropriate to track the Underlying Index. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities, or a decline in the value of any investments made with cash collateral or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the securities.
Past Performance
Since the fund commenced operations on October 9, 2024, performance information is not available for a full calendar year.
Once available, the fund’s performance information will be accessible on the fund’s website at Xtrackers.com (the website does not form a part of this prospectus) and will provide some indication of the risks of investing in the fund by showing changes in the fund’s performance and by showing how the fund’s returns compare with those of a broad measure of market performance. Past performance may not indicate future results.
Management
Investment Advisor
DBX Advisors LLC
Portfolio Managers
Benjamin Spalding, CESGA, Vice President of DBX Advisors LLC, Vice President and Senior Portfolio Engineer & Team Lead, Xtrackers, of DWS Investment Management Americas, Inc. Senior Portfolio Manager of the fund. Began managing the fund in 2024.
Jason Meyerberg, Vice President of DBX Advisors LLC, Assistant Vice President and Portfolio Engineer, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2024.
Nancy Thai, Vice President of DBX Advisors LLC, Assistant Vice President and Portfolio Engineer, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2024.
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Xtrackers US 0-1 Year Treasury ETF

Nicholas Crociata, CESGA, Vice President of DBX Advisors LLC, Assistant Vice President and Portfolio Engineer, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2025.
Purchase and Sale of Fund Shares
The fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual fund shares may only be purchased and sold through a brokerage firm. The price of fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The fund will only issue or redeem shares that have been aggregated into blocks of 20,000 shares or multiples thereof (“Creation Units”) to APs who have entered into agreements with ALPS Distributors, Inc., the fund’s distributor. You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) when buying or selling shares (the “bid-ask spread”). Information on the fund’s net asset value, market price, premiums and discounts and bid-ask spreads may be found at Xtrackers.com (the website does not form a part of this prospectus).
Tax Information
The fund's distributions are generally taxable to you as ordinary income or capital gains, except when you are tax-exempt or when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. Any withdrawals you make from such tax-advantaged investment plans, however, may be taxable to you.
Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Xtrackers US 0-1 Year Treasury ETF

Fund Details
Additional Information About Fund Strategies, Underlying Index Information and Risks
Xtrackers Municipal Infrastructure Revenue Bond ETF
Investment Objective
The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the Solactive Municipal Infrastructure Revenue Bond Index.
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Solactive Municipal Infrastructure Revenue Bond Index (the “Underlying Index”), which is designed to track the performance of the US long-term tax exempt bond market, consisting of infrastructure revenue bonds. The fund uses a representative sampling indexing strategy in seeking to track the Underlying Index, meaning that it will generally invest in a sample of securities in the index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Underlying Index as a whole. The fund will invest at least 80% of its total assets (but typically far more) in instruments that comprise the Underlying Index. Due to regulatory changes, effective June 11, 2026, the fund will replace this 80% investment policy and related disclosures set forth in this prospectus. Specifically, effective June 11, 2026, under normal circumstances, the fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in component securities of the Underlying Index.
The Underlying Index is comprised of tax-exempt municipal securities issued by states, cities, counties, districts, their respective agencies, and other tax-exempt issuers. The Underlying Index is intended to track bonds that have been issued with the intention of funding federal, state and local infrastructure projects, such as water and sewer systems, public sewer systems, toll roads, bridges, tunnels and many other public use projects.
As of July 31, 2025, the Underlying Index consisted of 779 securities (181 issuers) with an average amount outstanding of approximately $92 million and a minimum amount outstanding of approximately $9 million. The Underlying Index is a total return index, which assumes that any cash distributions are reinvested back into the Underlying Index.
The Underlying Index is designed to only hold those bonds issued by state and local municipalities where the interest and principal repayments are generated from dedicated revenue streams or double-barreled entities (whose bonds are backed by both a dedicated revenue stream and a general obligation pledge).
The Underlying Index may include private activity bonds, industrial development bonds, special tax bonds and transportation bonds.
Private activity bonds are issued by municipalities and other public authorities to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment.
Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user and therefore have more potential risk. The interest from industrial development bonds, when distributed by the fund as “exempt-interest dividends” to shareholders, may be subject to the US federal alternative minimum tax applicable to individuals (“AMT”).
Special tax bonds are payable for and secured by the revenues derived by a municipality from a particular tax (e.g., tax on the rental of a hotel room, on the purchase of food and beverages, on the rental of automobiles or on the consumption of liquor). Special tax bonds are not secured by the general tax revenues of the municipality, and they do not represent general obligations of the municipality.
Transportation bonds are obligations of issuers that own and operate public transit systems, ports, highways, turnpikes, bridges and other transportation systems.
In order to be eligible for inclusion in the Underlying Index, the municipal securities must be offered publicly; meet a minimum amount outstanding and deal amount; be
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investment-grade; have a fixed-rate coupon payment; and are not prefunded/escrowed to maturity. Municipal bonds which are subject to the AMT and state and local taxes are eligible for inclusion in the Underlying Index. The Underlying Index does not attempt to achieve a particular duration (which is a measure of a bond’s sensitivity to interest rates), but the Underlying Index limits eligibility for inclusion to municipal securities which have a stated final maturity of 10 years or longer and are not callable for at least the next 5 years. Under normal circumstances, the Underlying Index is reconstituted and rebalanced on a monthly basis. The fund changes its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s reconstitution and rebalancing schedule will result in corresponding changes to the fund’s schedule of portfolio changes. Any changes made to the Underlying Index in between scheduled reconstitutions and rebalancings (e.g., in the event of a corporate action) also will result in corresponding changes to the fund’s portfolio.
Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in securities issued by municipalities across the United States and its territories which are classified as “municipal infrastructure revenue” bonds based on the Underlying Index’s criteria summarized above, whose income is free from regular federal income tax. Because municipal securities that pay interest subject to the AMT may be included in the Underlying Index without limit, the fund may invest an unlimited amount of its net assets in municipal securities whose income is subject to the AMT.
As of July 31, 2025, a significant percentage of the Underlying Index was comprised of municipal securities of issuers in New York and California.
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. The fund’s exposure to particular sectors may change over time to correspond to changes in the Underlying Index.
The Underlying Index is sponsored by Solactive AG (“Solactive” or “Index Provider”), which is independent of the fund and the Advisor. The Index Provider develops the Underlying Index methodology and determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The fund is not sponsored, endorsed, sold or promoted by Solactive.
Underlying Index Information
Solactive Municipal Infrastructure Revenue Bond Index
The Solactive Municipal Infrastructure Revenue Bond Index is maintained by Solactive and is administered and calculated by Solactive.
Index Description. The Solactive Municipal Infrastructure Revenue Bond Index is designed to track the returns of the segment of the U.S. long term tax-exempt bond market, consisting of infrastructure revenue bonds. The Solactive Municipal Infrastructure Revenue Bond Index is comprised of tax-exempt municipal securities issued by states, cities, counties, districts, their respective agencies and other tax-exempt issuers. The Solactive Municipal Infrastructure Revenue Bond Index is intended to track bonds that have been issued with the intention of funding federal, state and local infrastructure projects such as water and sewer systems, public power systems, toll roads, bridges, tunnels, and many other public use projects.
The Solactive Municipal Infrastructure Revenue Bond Index is designed to hold only those bonds issued by state and local municipalities where the interest and principal repayments are generated from dedicated revenue streams or double-barreled entities (whose bonds are backed by both a dedicated revenue stream and a general obligation pledge).
The universe of municipal securities eligible for inclusion in the Solactive Municipal Infrastructure Revenue Bond Index are those municipal bonds that fulfill the following conditions:
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Subject to a public offering;
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Amount outstanding of each bond must be at least $40 million where, subject to the following additional conditions:
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Bonds with an amount outstanding of less than $100 million may only be included if they are issued after January 1, 2012.
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Bonds with an amount outstanding of more than $100 million may be included regardless of issue date.
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Deal size of at least $100 million;
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Federal tax free (bonds subject to the AMT and state and local taxes) may be included in the Solactive Municipal Infrastructure Revenue Bond Index without limit;
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Investment-grade rating by either Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc.;
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Fixed-rate coupon payment (zero coupon bonds may not be included in the Solactive Municipal Infrastructure Revenue Bond Index);
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Bonds must not be pre-refunded / escrowed to maturity;
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Time to maturity must be at least 10 years or longer;
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Callable securities must not be callable within the next 5 years (the next call date must not lie in the next 5 years);
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Purpose of the bond proceeds must be for one of the following areas:
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Transportation (airports, seaports, bridges, toll roads, tunnels, parking facilities, or similar)
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Recreation (convention centers, stadiums, sports complexes, or similar)
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Utility (electric public power, water/sewer, sanitation, or similar)
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Fund Details

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Industrial Economic Development (solid waste recovery, malls, shopping centers, or similar)
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The following industries are excluded: higher education, pollution control, housing, healthcare and tobacco;
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Proceeds of debt must be used for infrastructure purposes and principal and interest repayment must come from a pledged revenue source (e.g. tolls, sales tax, registration fees, user fees) or a double-barreled revenue stream (pledged revenue stream and a general obligation pledge);
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Municipal bonds, which are paid back solely using a general obligation pledge or an appropriation, may not be included;
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Municipal bonds from Puerto Rico which are classified as “Sales Tax” may not be included; and
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Municipal bonds where the obligor is a corporation may not be included.
All municipal bonds which meet the above requirements are included in the Underlying Index. The Underlying Index is rebalanced on the last business day of each month.
Newly issued municipal bonds which meet the requirements are generally added to the Underlying Index on the first business day of each month.
Additionally, on the first business day of each month, any Underlying Index components which no longer meet the above requirements are removed from the Underlying Index.
During extraordinary market conditions, the Index Provider may delay any scheduled reconstitution and rebalancing of the Underlying Index. During any such delay it is possible that the Underlying Index will deviate from the Underlying Index’s stated methodology.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Municipal securities risk. Municipal instruments may be susceptible to periods of economic stress, which could affect the market values and marketability of many or all municipal obligations of issuers in a state, U.S. territory, or possession. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest. Certain municipalities may have difficulty meeting their obligations due to, among other reasons, changes in underlying demographics. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation, utilities and water and sewer, conditions in those sectors can affect the overall municipal market. A number of municipalities have had significant financial problems recently, and these and other municipalities could, potentially, continue to experience significant financial problems resulting from lower tax revenues and/or decreased aid from state and local governments in the event of an economic downturn. This could potentially decrease the fund’s income or hurt its ability to preserve capital and liquidity. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market. Municipal securities may include revenue bonds, which are generally backed by revenue from a specific project or tax. The issuer of a revenue bond makes interest and principal payments from revenues generated from a particular source or facility, such as a tax on particular property or revenues generated from a municipal water or sewer utility or an airport. Revenue bonds generally are not backed by the full faith and credit and general taxing power of the issuer. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets due to factors such as lower property tax collections as a result of lower home values, lower sales tax revenues as a result of consumers cutting back spending and lower income tax revenues as a result of a higher unemployment rate. In addition, since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization.
Municipal securities may also have exposure to potential physical risks resulting from climate change, including extreme weather, flooding and fires. Climate risks, if they materialize, can adversely impact a municipal issuer’s financial plans in current or future years or may impair a facility or other source generating revenues backing a municipal issuer’s revenue bonds. As a result, the impact of climate risks may adversely impact the value of the fund’s shares.
If the Internal Revenue Service (“IRS”) determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value. The market for municipal bonds may be less liquid than for taxable bonds. There may also be less information available on the financial condition of issuers of municipal securities than for public corporations. This means that it may be harder to buy and sell municipal
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securities, especially on short notice, and municipal securities may be more difficult for the fund to value accurately than securities of public corporations. Since the fund invests a significant portion of its portfolio in municipal securities, the fund’s portfolio may have greater exposure to liquidity risk than a fund that invests in non-municipal securities. During global economic downturns, governmental cost burdens may be reallocated among federal, state and local governments. In addition, issuers of municipal securities may seek protection under the bankruptcy laws and may not be able to satisfy their obligations. The taxing power of any governmental entity may be limited and an entity’s credit may depend on factors which are beyond the entity’s control.
Market disruption risk. Economies and financial markets throughout the world have become increasingly interconnected, which has increased the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. This includes reliance on global supply chains that are susceptible to disruptions resulting from, among other things, war and other armed conflicts, tariffs, extreme weather events, and natural disasters. Such supply chain disruptions can lead to, and have led to, economic and market disruptions that have far-reaching effects on financial markets worldwide. The value of the fund’s investments may be negatively affected by adverse changes in overall economic or market conditions, such as the level of economic activity and productivity, unemployment and labor force participation rates, inflation or deflation (and expectations for inflation or deflation), interest rates, demand and supply for particular products or resources including labor, debt levels and credit ratings, and trade policies, among other factors. Such adverse conditions may contribute to an overall economic contraction across entire economies or markets, which may negatively impact the profitability of issuers operating in those economies or markets. In addition, geopolitical and other globally interconnected occurrences, including war, terrorism, economic uncertainty or financial crises, contagion, tariffs and trade disputes, government debt crises (including defaults or downgrades) or uncertainty about government debt payments, government shutdowns, public health crises, natural disasters, supply chain disruptions, climate change and related events or conditions, have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Adverse market conditions or disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by adverse market conditions or a particular market disruption, the duration and effects may not be the same for all types of assets.
Current military and other armed conflicts in various geographic regions, including those in Europe and the Middle East, can lead to, and have led to, economic and market disruptions, which may not be limited to the geographic region in which the conflict is occurring. Such conflicts can also result, and have resulted in some cases, in sanctions being levied by the United States, the European Union and/or other countries against countries or other actors involved in the conflict. In addition, such conflicts and related sanctions can adversely affect regional and global energy, commodities, financial and other markets and thus could affect the value of the fund's investments. The extent and duration of any military conflict, related sanctions and resulting economic and market disruptions are impossible to predict, but could be substantial.
Other market disruption events include pandemic spread of viruses, such as the novel coronavirus known as COVID-19, which have caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions, and may adversely affect the fund and its investments.
In addition, markets are becoming increasingly susceptible to disruption events resulting from the use of new and emerging technologies to engage in cyber-attacks or to take over the websites and/or social media accounts of companies, governmental entities or public officials, or to otherwise pose as or impersonate such, which then may be used to disseminate false or misleading information that can cause volatility in financial markets or for the securities of a particular company, group of companies, industry or other class of assets.
Adverse market conditions or particular market disruptions, such as those discussed above, may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
Inflation risk. Inflation risk is the risk that the real value of certain assets or real income from investments (the value of such assets or income after accounting for inflation) will be less in the future as inflation decreases the value of money. Inflation, and investors’ expectation of future inflation, can impact the current value of the fund's portfolio, resulting in lower asset values and losses to shareholders. This risk may be elevated compared to historical market conditions and could be impacted by monetary policy measures and the current interest rate environment.
Fixed income securities risk. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer, willingness of broker-dealers and other market participants to
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Fund Details

make markets in the applicable securities, and general market liquidity (i.e., market risk). Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. There is a risk that a lack of liquidity or other adverse credit market conditions may hamper the fund’s ability to sell the debt securities in which it invests or to find and purchase debt instruments included in the Underlying Index.
Private activity bonds risk. The issuers of private activity bonds in which the fund may invest may be negatively impacted by conditions affecting either the general credit of the user of the private activity project or the project itself. Conditions such as regulatory and environmental restrictions and economic downturns may lower the need for these facilities and the ability of users of the project to pay for the facilities. This could cause a decline in the fund’s NAV. The fund’s private activity bond holdings also may pay interest subject to the AMT. See “Taxes” for more details.
Industrial development bond risk. These revenue bonds are issued by or on behalf of public authorities to obtain funds to finance various public and/or privately operated facilities, including those for business and manufacturing, housing, sports, pollution control, airport, mass transit, port and parking facilities. These bonds are normally secured only by the revenues from the project and not by state or local government tax payments. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations. Payment of interest on and repayment of principal on such bonds are the responsibility of the user and/or any guarantor. These bonds are subject to a wide variety of risks, many of which relate to the nature of the specific project. Generally, the value and credit quality of these bonds are sensitive to the risks related to an economic slowdown.
Special tax bond risk. Special tax bonds are usually backed and payable through a single tax, or series of special taxes such as incremental property taxes. The failure of the tax levy to generate adequate revenue to pay the debt service on the bonds may cause the value of the bonds to decline. Adverse conditions and developments affecting a particular project may result in lower revenues to the issuer of the municipal securities, which may adversely affect the value of the fund’s portfolio.
Transportation bond risk. Transportation bonds may be issued to finance the construction of airports, toll roads, highways or other transit facilities. Airport bonds are dependent on the general stability of the airline industry and on the stability of a specific carrier who uses the airport as a hub. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs and availability also affect other transportation related securities, as do the presence of alternate forms of transportation, such as public transportation. Municipal securities that are issued to finance a particular transportation project often depend solely on revenues from that project to make principal and interest payments. Adverse conditions and developments affecting a particular project may result in lower revenues to the issuer of the municipal securities.
Water and sewer bond risk. Water and sewer revenue bonds are often considered to have relatively secure credit as a result of their issuer’s importance, monopoly status and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run off or snow pack has led to past defaults. Further, public resistance to rate increases, costly environmental litigation and federal environmental mandates are challenges faced by issuers of water and sewer bonds.
Interest rate risk. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund’s debt securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Interest rates can change in response to the supply and demand for credit, government and/or central bank monetary policy and action, inflation rates and other factors. Changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and potential illiquidity and may detract from fund performance to the extent the fund is exposed to such interest rates and/or volatility. Rising interest rates could cause the value of the fund's investments — and therefore its share price as well — to decline. A rising interest rate environment may cause investors to move out of fixed-income securities and related markets on a large scale, which could adversely affect the price and liquidity of such securities and could also result in increased redemptions from the fund.
Credit risk. The fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in a payment default, security downgrade or inability to meet a financial obligation. Credit risk is greater for lower-rated securities. Credit ratings may not be an accurate assessment of credit risk.
Some securities issued by US government agencies or instrumentalities are backed by the full faith and credit of the US government. Other securities that are supported only by the credit of the issuing agency or instrumentality are subject to greater credit risk than securities backed by the full faith and credit of the US government. This is because the US government might provide financial support, but has no obligation to do so, if there is a potential or actual loss of principal or failure to make interest payments.
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Because of the rising US government debt burden, it is possible that the US government may not be able to meet its financial obligations or that securities issued by the US government may experience credit downgrades. Such a credit event may also adversely impact the financial markets.
For securities that rely on third-party guarantors to support their credit quality, the same risks may apply if the financial condition of the guarantor deteriorates or the guarantor ceases insuring municipal bonds. Because guarantors may insure many types of bonds, including subprime mortgage bonds and other high-risk bonds, their financial condition could deteriorate as a result of events that have little or no connection to securities owned by the fund.
Geographic focus risk. To the extent that the Underlying Index and the fund are significantly comprised of issuers in a single state, region or sector of the municipal securities market, performance can be more volatile than that of a fund that invests more broadly. As an example, factors affecting a state, region or sector, such as severe fiscal difficulties, an economic downturn, court rulings, increased expenditures on domestic security or reduced monetary support from the federal government, could over time impair the ability of a state, region or sector to repay its obligations.
Risks related to investing in New York. The fund may invest a significant portion of its assets in New York municipal bonds and, therefore, will have greater exposure to negative political, economic, regulatory or other developments within the State of New York, including the financial condition of its public authorities and political subdivisions, than a fund that invests in a broader base of securities. Unfavorable developments in any economic sector may have a substantial impact on the overall New York municipal market. As the nation’s financial capital, New York’s and New York City’s economy is heavily dependent on the financial sector and may be sensitive to economic problems affecting the sector. New York and New York City also face a particularly large degree of uncertainty from interest rate risk and equity market volatility. The New York and New York City economy tends to be more sensitive to monetary policy actions and to movements in the national and world economies than the economies of other states. Certain issuers of New York municipal bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain New York issuers to pay principal or interest on their obligations.
Risks related to investing in California. The fund may invest a significant portion of its assets in municipal obligations of issuers located in the State of California. Provisions of the California Constitution and state statutes that limit the taxing and spending authority of California’s governmental entities may impair the ability of California issuers to pay principal and/or interest on their obligations. While California’s economy is broad, it does have major concentrations in high technology, manufacturing, entertainment, agriculture, tourism, construction and services, and may be sensitive to economic problems affecting those industries. Consequently, the fund may be affected by political, economic, regulatory and other developments within California and by the financial condition of California’s political subdivisions, agencies, instrumentalities and public authorities.
Any deterioration of California’s fiscal situation could increase the risk of investing in California municipal securities, including the risk of potential issuer default, and could heighten the risk that the prices of California municipal securities will experience greater volatility. Furthermore, any such deterioration could result in a downgrade of the credit rating of an issuer of California municipal securities. Future downgrades could reduce the market value of the securities held by the fund.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance. The fund may become more focused in particular industries, asset classes or sectors of the economy as a result of changes in the valuation of the fund’s investments or fluctuations in the fund’s assets, and the fund is not required to reduce such exposures under these circumstances.
Certain other examples of focus risk in the municipal bond market are set forth below:
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Electric utilities bond risk. The electric utilities industry has been experiencing, and may continue to experience, increased competitive pressures. Federal legislation may open transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (a) the availability and cost of fuel; (b) the availability and cost of capital; (c) the effects of conservation on energy demand; (d) the effects of rapidly changing environmental, safety and licensing requirements, and other federal, state and local regulations; (e) timely and sufficient rate increases and governmental limitations on rates charged to customers; (f) the effects of opposition to nuclear power; (g) increases in operating costs; and (h) obsolescence of existing equipment, facilities and products.
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Resource recovery bond risk. Resource recovery bonds are a type of revenue bond issued to build facilities such as solid waste incinerators or waste-to-energy plants. Typically, a private corporation is involved, at least during the construction phase, and the revenue stream is secured by fees or rents paid by municipalities for use of the facilities. These bonds are normally secured only by the revenues from the project and not by state or
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local government tax receipts. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations. The viability of a resource recovery project, environmental protection regulations, and project operator tax incentives may affect the value and credit quality of resource recovery bonds.
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Lease obligations risk. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional statutory requirements generally applicable for the issuance of debt.
Certain lease obligations contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing “non-appropriation” clauses are dependent on future legislative actions. If these legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.
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Municipal bond market risk. Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market. Developments in a particular class of debt securities or the stock market could also adversely affect the fund by reducing the relative attractiveness of debt securities as an investment. Also, to the extent that the fund emphasizes debt securities from any given state or region, it could be hurt if that state or region does not do well.
Prepayment and extension risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund’s assets tied up in lower interest debt obligations. Ultimately, any changes or unexpected behavior in interest rates could increase the volatility of the fund’s share price and yield and could hurt fund performance.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss or recognize a gain that may be distributed to shareholders as a taxable distribution. This may be magnified in a rising interest rate environment or other circumstances where redemptions from the fund may be higher than normal.
Liquidity risk may result from the lack of an active market and the reduced number and capacity of traditional market participants to make a market in fixed income securities. Liquidity risk also may also be magnified in a rising interest rate environment or other circumstances in which increased selling activity results in an oversupply of, and downward pricing pressure on, fixed income securities in the market.
Tax risk. Income from municipal securities held by the fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a securities issuer. In such event, the value of such securities would likely fall, hurting fund performance, and shareholders may be required to pay additional taxes. In addition, because municipal securities that pay interest subject to the AMT may be included in the Underlying Index without limit, the fund may invest an unlimited amount of its net assets in municipal securities whose income is subject to the AMT. Further, a portion of the fund’s otherwise exempt-interest distributions may be taxable to those shareholders subject to the AMT.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods and the value determined for an investment may be materially different from the value realized upon such investment’s sale.
Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the fund’s net asset value.
Issuer-specific risk. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.
Passive investing risk. Unlike a fund that is actively managed, in which portfolio management buys and sells securities based on research and analysis, the fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. Because
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the fund is designed to maintain a high level of exposure to the Underlying Index at all times, portfolio management generally will not buy or sell a security unless the security is added or removed, respectively, from the Underlying Index, and will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Index-related risk. The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. The Index Provider may cease publication of the Underlying Index or may terminate the license agreement allowing the fund to use the Underlying Index, either of which could have a material adverse effect on the fund. Market disruptions could cause delays in the Underlying Index’s reconstitution and rebalancing schedule. During any such delay, it is possible that the Underlying Index and, in turn, the fund will deviate from the Underlying Index’s stated methodology and therefore experience returns different than those that would have been achieved under a normal reconstitution and rebalancing schedule. Generally, the Index Provider does not provide any warranty, or accept any liability, with respect to the quality, accuracy or completeness of the Underlying Index or its related data, and does not guarantee that the Underlying Index will be in line with its stated methodology. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its stated methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. The Advisor may have limited ability to detect such errors and neither the Advisor nor its affiliates provide any warranty or guarantee against such errors. Therefore, the gains, losses or costs associated with the Index Provider’s errors will generally be borne by the fund and its shareholders.
Tracking error risk. The fund may be subject to tracking error, which is the divergence of the fund’s performance from that of the Underlying Index. The performance of the fund may diverge from that of the Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when reconstituting or rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure in order to track the Underlying Index. Moreover, the use of a representative sampling investment approach (i.e., investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index) may cause the fund’s return to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to government imposed legal restrictions or limitations, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other reasons. To the extent the fund calculates its net asset value based on fair value prices and the value of the Underlying Index is based on market prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. Tracking error risk may be heightened during times of increased market volatility or other unusual market conditions. For tax purposes, the fund may sell certain securities, and such sale may cause the fund to recognize a taxable gain or a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
The need to comply with the tax diversification and other requirements of the Internal Revenue Code of 1986, as amended, relating to regulated investment companies, may also impact the fund’s ability to replicate the performance of the Underlying Index. In addition, if the fund holds other instruments that are not included in the Underlying Index, the fund’s return may not correlate as well with the returns of the Underlying Index as would be the case if the fund purchased all the securities in the Underlying Index directly. Actions taken in response to proposed corporate actions could result in increased tracking error.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from the NAV during periods of market volatility. Differences between secondary market prices and the value of the fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities held by the fund at a particular time. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained
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in the long-term. In addition, there may be times when the market price and the value of the fund’s holdings vary significantly and you may pay more than the value of the fund’s holdings when buying shares on the secondary market, and you may receive less than the value of the fund’s holdings when you sell those shares. While the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or other market participants, or during periods of significant market volatility, may result in trading prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. If market makers exit the business or are unable to continue making markets in fund’s shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). The market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialist, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that shares may trade at a discount to the fund’s NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares. There are various methods by which investors can purchase and sell shares of the fund and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the fund.
Secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s market price. The bid-ask spread varies over time for shares of the fund based on the fund’s trading volume and market liquidity, and is generally lower if the fund has substantial trading volume and market liquidity, and higher if the fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The fund’s bid-ask spread may also be impacted by the liquidity of the underlying securities held by the fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities. If the markets for the fund’s portfolio securities experience decreased liquidity, the trading markets for the fund’s shares may also become less liquid with corresponding widening in the bid-ask spreads and differences between the market price and NAV of the fund’s shares. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund at NAV. In addition, transactions by large shareholders may account for a large percentage of the trading volume on an exchange and may, therefore, have a material effect on the market price of the fund’s shares.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers, index provider or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ or index provider’s assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers or index provider may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers or index provider could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, index provider, fund counterparties, issuers of securities held by the fund or other market participants.
Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of the fund’s service providers, index provider or counterparties, issuers of securities held by the fund or other market participants or data within them. In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data.
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Cyber-attacks, disruptions, or failures may adversely affect the fund and its shareholders or cause reputational damage and subject the fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. In addition, cyber-attacks, disruptions, or failures involving a fund counterparty could affect such counterparty’s ability to meet its obligations to the fund, which may result in losses to the fund and its shareholders. Similar types of operational and technology risks are also present for issuers of securities held by the fund, which could have material adverse consequences for such issuers, and may cause the fund’s investments to lose value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.
For example, the fund relies on various sources to calculate its NAV. Therefore, the fund is subject to certain operational risks associated with reliance on third party service providers and data sources. NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of the fund’s NAV and/or the inability to calculate NAV over extended time periods. The fund may be unable to recover any losses associated with such failures.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as Authorized Participants (“APs”). Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described in the section of this Prospectus entitled “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Xtrackers California Municipal Bond ETF
Investment Objective
The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the ICE AMT-Free Broad Liquid California Municipal Index.
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the ICE AMT-Free Broad Liquid California Municipal Index (the “Underlying Index”), which tracks the performance of U.S. dollar denominated investment grade tax-exempt debt publicly issued in the U.S. domestic market by the state of California and its political subdivisions.
Qualifying securities must pay interest that is exempt from federal income tax and not subject to the federal alternative minimum tax applicable to individuals (AMT). In addition, qualifying securities must have at least one month remaining term to final maturity, a fixed coupon schedule (including zero coupon and step-up or step-down bonds (bonds that pay a rate that goes up or down as dictated by the terms of the note)) and an investment grade rating (based on the middle rating from Moody’s® Investors Services (“Moody’s”), Standard & Poor’s® Financial Services, LLC (“S&P”) and Fitch, Inc. (“Fitch”). Qualifying securities must have at least $25 million currently outstanding face value and must be part of a deal with an original offering size of at least $100 million.
Unrated pre-refunded and escrowed-to-maturity securities qualify for inclusion provided they or their original security met the rating criterion at the point of pre-refunding or escrow. A “pre-refunded” bond is a government issued, usually municipal, bond where the funds to pay the bond off at the call date are set aside in an escrow account. “Escrowed-to-maturity” refers to the placement of funds from a new bond issue in an escrow account to pay off an older bond's periodic coupon payments and principal. Escrowed-to-maturity municipal bonds are a form of pre-refunded municipal bonds, which are backed by Treasury securities held in an escrow account. Remarketed mandatory put/tender securities are also included in the index. A remarketable put bond is a putable bond (i.e., a bond that provides the holder the right to force the issuer to redeem the bond before its maturity date) that generally has the following additional features: (i) an investment bank (usually the underwriter of the bond issuance or an affiliate of the underwriter) obtains a call option (a right to buy the bond from the investor on the put date for the par amount); (ii) the bond will automatically be put back to the debtor if the investment bank does not exercise its call option to purchase the bond; (iii) the strike prices and the exercise dates of the investor's written call option and
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purchased put option are the same; (iv) the bond has an interest-rate-reset feature; and (v) the proceeds from issuance exceed the par amount of the bond, net of issuance costs.
The Underlying Index excludes the following types of securities: tobacco sector bonds; securities issued by U.S. territories; taxable municipal securities; floating rate notes and variable rate demand obligations or notes; secondarily insured securities; custodial receipts; municipal commercial paper and auction-rate notes or bonds; private placements; 144A securities; and securities in legal default.
Underlying Index constituents are market capitalization weighted, subject to the following constraints:
1. Individual issuers are capped at 25% of the Underlying Index, with any excess redistributed across the uncapped issuers of the Underlying Index on a pro rata basis.
2. After applying the caps in step 1, the Underlying Index is segmented into a “large cap” group, consisting of issuers with Underlying Index weights greater than or equal to 5%, and a “small cap” group consisting of issuers with less than 5% weight in the Underlying Index.
3. Issuer weights in the small cap group are capped at 4.85%, with any excess redistributed across the remaining uncapped issuers in the small cap group.
4. If the combined weight of the large cap group is greater than 50% of the Underlying Index, the weight of the group is reduced to 50%, with the weights of all issuers in the group reduced on a pro rata basis, provided no issuer is reduced below 5%.
5. Any excess weight resulting from the reduction of the large cap group weight in step 4 is redistributed across all issuers in the small cap group on a pro-rata basis, provided no issuer exceeds 4.85%.
6. If all small cap issuers reach the 4.85% cap, any remaining excess weight is redistributed across all Underlying Index issuers on a pro rata basis.
For purposes of applying the above caps, issuers are defined as issuing entities except for conduit debt, where the underlying issuer is used. In addition, an issuing entity’s general obligation debt is considered a distinct issuer from any revenue debt. Pre-refunded securities are not included in issuer weights and are not subject to any issuer caps, nor do they receive redistributions of any excess weights.
The fund uses a representative sampling indexing strategy in seeking to track the Underlying Index, meaning it generally will invest in a sample of securities in the index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Underlying Index as a whole.
The fund will invest at least 80% of its total assets (but typically far more) in instruments that comprise the Underlying Index. Due to regulatory changes, effective June 11,
2026, the fund will replace this 80% investment policy and related disclosures set forth in this prospectus. Specifically, effective June 11, 2026, under normal circumstances, the fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in component securities of the Underlying Index. In addition, the fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities whose income is exempt from regular federal income tax, AMT and California state income tax.
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. The fund’s exposure to particular sectors may change over time to correspond to changes in the Underlying Index.
As of July 31, 2025, the Underlying Index was comprised of 3,012 bonds (288 issuers), with an average amount outstanding of approximately $72 million and a minimum amount outstanding of approximately $25 million.
Under normal circumstances, the Underlying Index is rebalanced on the last calendar day of the month, based on information available up to and including the third business day before the last business day of the month. New issues must settle on or before the following calendar month end in order to qualify for the coming month. No changes are made to constituent holdings of the Underlying Index other than on month end rebalancing dates. The fund rebalances its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to the fund’s rebalance schedule.
During extraordinary market conditions, the Index Provider may delay any scheduled rebalancing of the Underlying Index. During any such delay it is possible that the Underlying Index will deviate from the Underlying Index’s stated methodology.
While the fund is currently classified as “non-diversified” under the Investment Company Act of 1940, it may operate as or become classified as “diversified” over time.
The fund may invest its remaining assets in other securities, including securities not in the Underlying Index, cash and cash equivalents, money market instruments, such as repurchase agreements or money market funds (including money market funds advised by the Advisor or its affiliates (subject to applicable limitations under the Investment Company Act of 1940, as amended (the “1940 Act”), or exemptions therefrom), convertible securities and structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index). Such investments may generate income that is taxable when distributed to fund shareholders.
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The Underlying Index is sponsored by ICE Data Indices, LLC (“ICE” or “Index Provider”), which is not affiliated with or sponsored by the fund or the Advisor. The Index Provider develops the Underlying Index methodology and determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The fund is not sponsored, endorsed, sold or promoted by ICE, its affiliates or its third party suppliers.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Municipal securities risk. Municipal instruments may be susceptible to periods of economic stress, which could affect the market values and marketability of many or all municipal obligations of issuers in a state, U.S. territory, or possession. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest. Certain municipalities may have difficulty meeting their obligations due to, among other reasons, changes in underlying demographics. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation, utilities and water and sewer, conditions in those sectors can affect the overall municipal market. A number of municipalities have had significant financial problems recently, and these and other municipalities could, potentially, continue to experience significant financial problems resulting from lower tax revenues and/or decreased aid from state and local governments in the event of an economic downturn. This could potentially decrease the fund’s income or hurt its ability to preserve capital and liquidity. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market. Municipal securities may include revenue bonds, which are generally backed by revenue from a specific project or tax. The issuer of a revenue bond makes interest and principal payments from revenues generated from a particular source or facility, such as a tax on particular property or revenues generated from a municipal water or sewer utility or an airport. Revenue bonds generally are not backed by the full faith and credit and general taxing power of the issuer. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets due to factors such as lower property tax collections as a result of lower home values, lower sales tax revenues as a result of consumers cutting back spending and lower income tax revenues as a result of a higher unemployment rate. In addition, since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization.
Municipal securities may also have exposure to potential physical risks resulting from climate change, including extreme weather, flooding and fires. Climate risks, if they materialize, can adversely impact a municipal issuer’s financial plans in current or future years or may impair a facility or other source generating revenues backing a municipal issuer’s revenue bonds. As a result, the impact of climate risks may adversely impact the value of the fund’s shares.
If the Internal Revenue Service (“IRS”) determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value. The market for municipal bonds may be less liquid than for taxable bonds. There may also be less information available on the financial condition of issuers of municipal securities than for public corporations. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for the fund to value accurately than securities of public corporations. Since the fund invests a significant portion of its portfolio in municipal securities, the fund’s portfolio may have greater exposure to liquidity risk than a fund that invests in non-municipal securities. During global economic downturns, governmental cost burdens may be reallocated among federal, state and local governments. In addition, issuers of municipal securities may seek protection under the bankruptcy laws and may not be able to satisfy their obligations. The taxing power of any governmental entity may be limited and an entity’s credit may depend on factors which are beyond the entity’s control.
California municipal securities risk. Because the fund focuses its investments in California municipal securities, its performance can be more volatile than that of a fund that invests more broadly, and it has a relatively large exposure to financial stresses affecting California. For example, the State of California relies heavily on income tax revenues and these revenues are likely to drop during economic downturns, but covering any shortfall by increasing taxes could be difficult due to California law
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restricting the imposition of new taxes. Examples of other factors that may affect fund performance include, but are not limited to, the costs and disruption caused by natural disasters, a fiscal crisis brought on by a national or regional economic downturn, and costs of maintaining certain government programs. California could also face severe fiscal difficulties, for example, from an economic downturn, increased costs for domestic security and reduced monetary support from the federal government.
Any deterioration of California’s fiscal situation could increase the risk of investing in California municipal securities, including the risk of potential issuer default, and could also heighten the risk that the prices of California municipal securities will experience greater volatility.
A default or credit rating downgrade of a small number of municipal security issuers could affect the market values and marketability of all California municipal securities and adversely impact the fund’s performance.
California municipal securities may also have exposure to potential physical risks resulting from climate change, including extreme weather, flooding and fires. Climate risks, if they materialize, can adversely impact a California municipal issuer’s financial plans in current or future years or may impair a facility or other source generating revenues backing a California municipal issuer’s revenue bonds. As a result, the impact of climate risks may adversely impact the value of the fund’s shares.
Fixed income securities risk. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer, willingness of broker-dealers and other market participants to make markets in the applicable securities, and general market liquidity (i.e., market risk). Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. There is a risk that a lack of liquidity or other adverse credit market conditions may hamper the fund’s ability to sell the debt securities in which it invests or to find and purchase debt instruments included in the Underlying Index.
Interest rate risk. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund’s debt securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Interest rates can change in response to the supply and demand for credit, government and/or central bank monetary policy and action, inflation rates and other factors. Changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and potential illiquidity and may detract from fund performance to the extent the fund is exposed to such interest rates and/or volatility. Rising interest rates could cause the value of the fund's investments — and therefore its share price as well — to decline. A rising interest rate environment may cause investors to move out of fixed-income securities and related markets on a large scale, which could adversely affect the price and liquidity of such securities and could also result in increased redemptions from the fund.
Credit risk. The fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in a payment default, security downgrade or inability to meet a financial obligation. Credit risk is greater for lower-rated securities. Credit ratings may not be an accurate assessment of credit risk.
Some securities issued by US government agencies or instrumentalities are backed by the full faith and credit of the US government. Other securities that are supported only by the credit of the issuing agency or instrumentality are subject to greater credit risk than securities backed by the full faith and credit of the US government. This is because the US government might provide financial support, but has no obligation to do so, if there is a potential or actual loss of principal or failure to make interest payments.
Because of the rising US government debt burden, it is possible that the US government may not be able to meet its financial obligations or that securities issued by the US government may experience credit downgrades. Such a credit event may also adversely impact the financial markets.
For securities that rely on third-party guarantors to support their credit quality, the same risks may apply if the financial condition of the guarantor deteriorates or the guarantor ceases insuring municipal bonds. Because guarantors may insure many types of bonds, including subprime mortgage bonds and other high-risk bonds, their financial condition could deteriorate as a result of events that have little or no connection to securities owned by the fund.
Geographic focus risk. To the extent that the Underlying Index and the fund are significantly comprised of issuers in a single state, region or sector of the municipal securities market, performance can be more volatile than that of a fund that invests more broadly. As an example, factors affecting a state, region or sector, such as severe fiscal difficulties, an economic downturn, court rulings, increased expenditures on domestic security or reduced monetary support from the federal government, could over time impair the ability of a state, region or sector to repay its obligations.
Market disruption risk. Economies and financial markets throughout the world have become increasingly interconnected, which has increased the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. This
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includes reliance on global supply chains that are susceptible to disruptions resulting from, among other things, war and other armed conflicts, tariffs, extreme weather events, and natural disasters. Such supply chain disruptions can lead to, and have led to, economic and market disruptions that have far-reaching effects on financial markets worldwide. The value of the fund’s investments may be negatively affected by adverse changes in overall economic or market conditions, such as the level of economic activity and productivity, unemployment and labor force participation rates, inflation or deflation (and expectations for inflation or deflation), interest rates, demand and supply for particular products or resources including labor, debt levels and credit ratings, and trade policies, among other factors. Such adverse conditions may contribute to an overall economic contraction across entire economies or markets, which may negatively impact the profitability of issuers operating in those economies or markets. In addition, geopolitical and other globally interconnected occurrences, including war, terrorism, economic uncertainty or financial crises, contagion, tariffs and trade disputes, government debt crises (including defaults or downgrades) or uncertainty about government debt payments, government shutdowns, public health crises, natural disasters, supply chain disruptions, climate change and related events or conditions, have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Adverse market conditions or disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by adverse market conditions or a particular market disruption, the duration and effects may not be the same for all types of assets.
Current military and other armed conflicts in various geographic regions, including those in Europe and the Middle East, can lead to, and have led to, economic and market disruptions, which may not be limited to the geographic region in which the conflict is occurring. Such conflicts can also result, and have resulted in some cases, in sanctions being levied by the United States, the European Union and/or other countries against countries or other actors involved in the conflict. In addition, such conflicts and related sanctions can adversely affect regional and global energy, commodities, financial and other markets and thus could affect the value of the fund's investments. The extent and duration of any military conflict, related sanctions and resulting economic and market disruptions are impossible to predict, but could be substantial.
Other market disruption events include pandemic spread of viruses, such as the novel coronavirus known as COVID-19, which have caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions, and may adversely affect the fund and its investments.
In addition, markets are becoming increasingly susceptible to disruption events resulting from the use of new and emerging technologies to engage in cyber-attacks or to take over the websites and/or social media accounts of companies, governmental entities or public officials, or to otherwise pose as or impersonate such, which then may be used to disseminate false or misleading information that can cause volatility in financial markets or for the securities of a particular company, group of companies, industry or other class of assets.
Adverse market conditions or particular market disruptions, such as those discussed above, may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
Inflation risk. Inflation risk is the risk that the real value of certain assets or real income from investments (the value of such assets or income after accounting for inflation) will be less in the future as inflation decreases the value of money. Inflation, and investors’ expectation of future inflation, can impact the current value of the fund's portfolio, resulting in lower asset values and losses to shareholders. This risk may be elevated compared to historical market conditions and could be impacted by monetary policy measures and the current interest rate environment.
Private activity bonds risk. The issuers of private activity bonds in which the fund may invest may be negatively impacted by conditions affecting either the general credit of the user of the private activity project or the project itself. Conditions such as regulatory and environmental restrictions and economic downturns may lower the need for these facilities and the ability of users of the project to pay for the facilities. This could cause a decline in the fund’s NAV.
Industrial development bond risk. These revenue bonds are issued by or on behalf of public authorities to obtain funds to finance various public and/or privately operated facilities, including those for business and manufacturing, housing, sports, pollution control, airport, mass transit, port and parking facilities. These bonds are normally secured only by the revenues from the project and not by state or local government tax payments. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations. Payment of interest on and repayment of principal on such bonds are the responsibility of the user and/or any guarantor. These bonds are subject to a wide variety of risks, many of which relate to the nature of the specific project. Generally, the value and credit quality of these bonds are sensitive to the risks related to an economic slowdown.
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Special tax bond risk. Special tax bonds are usually backed and payable through a single tax, or series of special taxes such as incremental property taxes. The failure of the tax levy to generate adequate revenue to pay the debt service on the bonds may cause the value of the bonds to decline. Adverse conditions and developments affecting a particular project may result in lower revenues to the issuer of the municipal securities, which may adversely affect the value of the fund’s portfolio.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance. The fund may become more focused in particular industries, asset classes or sectors of the economy as a result of changes in the valuation of the fund’s investments or fluctuations in the fund’s assets, and the fund is not required to reduce such exposures under these circumstances.
Prepayment and extension risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund’s assets tied up in lower interest debt obligations. Ultimately, any changes or unexpected behavior in interest rates could increase the volatility of the fund’s share price and yield and could hurt fund performance.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss or recognize a gain that may be distributed to shareholders as a taxable distribution. This may be magnified in a rising interest rate environment or other circumstances where redemptions from the fund may be higher than normal.
Liquidity risk may result from the lack of an active market and the reduced number and capacity of traditional market participants to make a market in fixed income securities. Liquidity risk also may also be magnified in a rising interest rate environment or other circumstances in which increased selling activity results in an oversupply of, and downward pricing pressure on, fixed income securities in the market.
Tax risk. Income from municipal securities held by the fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a securities issuer. In such event, the value of such securities would likely fall, hurting fund performance, and shareholders may be required to pay additional taxes.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods and the value determined for an investment may be materially different from the value realized upon such investment’s sale.
Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the fund’s net asset value.
Issuer-specific risk. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.
Passive investing risk. Unlike a fund that is actively managed, in which portfolio management buys and sells securities based on research and analysis, the fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. Because the fund is designed to maintain a high level of exposure to the Underlying Index at all times, portfolio management generally will not buy or sell a security unless the security is added or removed, respectively, from the Underlying Index, and will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Index-related risk. The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. The Index Provider may cease publication of the Underlying Index or may terminate the license agreement allowing the fund to use the Underlying Index, either of which could have a material adverse effect on the fund. Market disruptions could cause delays in the Underlying Index’s reconstitution and rebalancing schedule. During any such delay, it is possible that the Underlying Index and, in turn, the fund will deviate from the Underlying Index’s stated methodology and therefore experience returns different than those that would have
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been achieved under a normal reconstitution and rebalancing schedule. Generally, the Index Provider does not provide any warranty, or accept any liability, with respect to the quality, accuracy or completeness of the Underlying Index or its related data, and does not guarantee that the Underlying Index will be in line with its stated methodology. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its stated methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. The Advisor may have limited ability to detect such errors and neither the Advisor nor its affiliates provide any warranty or guarantee against such errors. Therefore, the gains, losses or costs associated with the Index Provider’s errors will generally be borne by the fund and its shareholders.
Tracking error risk. The fund may be subject to tracking error, which is the divergence of the fund’s performance from that of the Underlying Index. The performance of the fund may diverge from that of the Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when reconstituting or rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure in order to track the Underlying Index. Moreover, the use of a representative sampling investment approach (i.e., investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index) may cause the fund’s return to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to government imposed legal restrictions or limitations, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other reasons. To the extent the fund calculates its net asset value based on fair value prices and the value of the Underlying Index is based on market prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. Tracking error risk may be heightened during times of increased market volatility or other unusual market conditions. For tax purposes, the fund may sell certain securities, and such sale may cause the fund to recognize a taxable gain or a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
The need to comply with the tax diversification and other requirements of the Internal Revenue Code of 1986, as amended, relating to regulated investment companies, may also impact the fund’s ability to replicate the performance of the Underlying Index. In addition, if the fund holds other instruments that are not included in the Underlying Index, the fund’s return may not correlate as well with the returns of the Underlying Index as would be the case if the fund purchased all the securities in the Underlying Index directly. Actions taken in response to proposed corporate actions could result in increased tracking error.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from NAV during periods of market volatility. Differences between secondary market prices and the value of the fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities held by the fund at a particular time. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. In addition, there may be times when the market price and the value of the fund’s holdings vary significantly and you may pay more than the value of the fund’s holdings when buying shares on the secondary market, and you may receive less than the value of the fund’s holdings when you sell those shares. While the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or other market participants, or during periods of significant market volatility, may result in trading prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. If market makers exit the business or are unable to continue making markets in fund’s shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). The market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread”
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charged by the exchange specialist, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that shares may trade at a discount to the fund’s NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares. There are various methods by which investors can purchase and sell shares of the fund and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the fund.
Secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s market price. The bid-ask spread varies over time for shares of the fund based on the fund’s trading volume and market liquidity, and is generally lower if the fund has substantial trading volume and market liquidity, and higher if the fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The fund’s bid-ask spread may also be impacted by the liquidity of the underlying securities held by the fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund at NAV. In addition, transactions by large shareholders may account for a large percentage of the trading volume on an exchange and may, therefore, have a material effect on the market price of the fund’s shares.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers, index provider or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ or index provider’s assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers or index provider may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers or index provider could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, index provider, fund counterparties, issuers of securities held by the fund or other market participants.
Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of the fund’s service providers, index provider or counterparties, issuers of securities held by the fund or other market participants or data within them. In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data.
Cyber-attacks, disruptions, or failures may adversely affect the fund and its shareholders or cause reputational damage and subject the fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. In addition, cyber-attacks, disruptions, or failures involving a fund counterparty could affect such counterparty’s ability to meet its obligations to the fund, which may result in losses to the fund and its shareholders. Similar types of operational and technology risks are also present for issuers of securities held by the fund, which could have material adverse consequences for such issuers, and may cause the fund’s investments to lose value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.
For example, the fund relies on various sources to calculate its NAV. Therefore, the fund is subject to certain operational risks associated with reliance on third party service providers and data sources. NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of the fund’s NAV and/or
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the inability to calculate NAV over extended time periods. The fund may be unable to recover any losses associated with such failures.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as Authorized Participants (“APs”). Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described in the section of this Prospectus entitled “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Non-diversification risk. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.
Xtrackers US 0-1 Year Treasury ETF
Investment Objective
The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the ICE U.S. Treasury Short Bond Index.
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the ICE U.S. Treasury Short Bond Index (the “Underlying Index”). The Underlying Index is designed to track the performance of certain U.S. Treasury securities that have a remaining maturity between one month and one year. The term “U.S. Treasury securities” refers to securities issued or guaranteed by the U.S. Treasury where the payment of principal and interest is backed by the full faith and credit of the U.S. government.
To qualify for the Underlying Index, a U.S. Treasury security must have (i) a greater than one-month and less than or equal to one-year remaining term to final maturity as of the
Underlying Index’s rebalancing date; (ii) a fixed coupon schedule (i.e., a stream of fixed payments); and (iii) an adjusted amount outstanding of at least $300 million. The Underlying Index excludes inflation-linked securities, original issue zero coupon securities, floating rate notes and Separate Trading of Registered Interest and Principal of Securities (“STRIPS”), provided, however, the amounts outstanding of qualified coupon securities are not reduced by any portions that have been stripped (i.e., bonds that have had principal and interest payments separated into individual securities are not reduced by the amount separated). The Underlying Index also excludes government agency debt issued with or without a US government guarantee (such as debt issued by Freddie Mac, Fannie Mae, and the FHLB (Federal Home Loan Bank)) and securities issued or marketed primarily to retail investors (i.e., retail savings bonds issued by the US Treasury that do not trade in a secondary market). The Underlying Index's exclusions are construed so as to enable the Underlying Index to track investable short-term obligations of the US Government excluding government agencies.
Underlying Index constituents are market capitalization weighted based on amounts outstanding reduced by amounts held by the Federal Reserve’s System Open Market Account (“SOMA”) account. Accrued interest is calculated assuming next-day settlement. Cash flows from bond payments and redemptions are retained in the Underlying Index until the end of the month and then are removed as part of the rebalancing (i.e., the weight represented by the cash is removed and the constituent securities are then weighted based on the Underlying Index’s methodology). Cash does not earn any reinvestment income while it is held in the Underlying Index and consequently creates a slight drag on the Underlying Index’s performance.
The fund uses a representative sampling indexing strategy in seeking to track the Underlying Index, meaning it generally will invest in a sample of securities in the Underlying Index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Underlying Index as a whole.
The fund will invest at least 80% of its total assets (but typically far more) in component securities of the Underlying Index. Due to regulatory changes, effective June 11, 2026, the fund will replace this 80% investment policy and related disclosures set forth in this prospectus. Specifically, effective June 11, 2026, under normal circumstances, the fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in component securities of the Underlying Index. In addition, the fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. Treasury securities.
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is
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concentrated. U.S. government, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries for this purpose.
The fund is currently classified as “diversified” under the Investment Company Act of 1940.
The fund is not a money market fund and does not attempt to maintain a stable net asset value.
As of July 31, 2025, the Underlying Index was comprised of 89 US Treasury securities and had a weighted average maturity of 4.45 months.
Under normal circumstances, the Underlying Index is rebalanced on the last calendar day of the month. New issues must be auctioned on or before the calendar month end rebalancing date in order to qualify for inclusion in the Underlying Index for the following month. Accordingly, to be included in the Underlying Index for the coming month, a security must be issued on or before the calendar month end rebalancing date. A security issued after that date would not be included in the Underlying Index until the next rebalancing. No changes are made to constituent holdings other than on month end rebalancing dates.
The fund rebalances its portfolio in accordance with the Underlying Index. Therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to the fund’s rebalance schedule.
The Underlying Index is sponsored by ICE Data Indices, LLC (“ICE” or “Index Provider”), which is not affiliated with or sponsored by the fund or the Advisor. The Index Provider develops the Underlying Index methodology and determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The fund is not sponsored, endorsed, sold or promoted by ICE, its affiliates or its third party suppliers.
Securities lending. The fund may lend securities (up to one-third of total assets) to approved institutions, such as registered broker-dealers, pooled investment vehicles, banks and other financial institutions. In connection with such loans, the fund receives liquid collateral in an amount that is based on the type and value of the securities being lent.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Not a money market fund risk. The fund is not a money market fund and is not subject to the strict rules that govern the quality, maturity, liquidity and other features of securities that money market funds may purchase. Under normal circumstances, the fund’s investments may be more susceptible than a money market fund’s investments to credit risk, interest rate risk, valuation risk and other risks relevant to the fund’s investments. An investment in the fund is not a deposit in a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency, and it is possible for the fund to lose money. The fund does not seek to maintain a stable NAV of $1.00 per share.
US Treasury obligations risk. US Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics. US Treasury obligations are backed by the “full faith and credit” of the United States; however, the US government guarantees a security only as to the timely payment of interest and principal when held to maturity. The US government does not guarantee the market value of the securities. Consequently, the value of such securities may fluctuate. Because US Treasury obligations trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities. Although the fund may hold securities that carry US government guarantees, these guarantees do not extend to shares of the fund.
In addition, changes in the credit rating or financial condition of the US government may cause the value of US Treasury obligations to decline. A downgrade of the ratings of US government debt obligations, which are often used as a benchmark for other borrowing arrangements, could result in higher interest rates for individual and corporate borrowers, cause disruptions in the international bond markets and have a substantial negative effect on the US economy. A downgrade of US Treasury obligations may cause the value of the fund’s holdings of US Treasury obligations to decline.
Market disruption risk. Economies and financial markets throughout the world have become increasingly interconnected, which has increased the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. This includes reliance on global supply chains that are susceptible to disruptions resulting from, among other things, war and other armed conflicts, tariffs, extreme weather events, and natural disasters. Such supply chain disruptions can lead to, and have led to, economic and market disruptions that have far-reaching effects on financial markets worldwide. The value of the fund’s investments may be negatively affected by adverse changes in overall economic or market conditions, such as the level of economic activity and productivity, unemployment and labor force participation rates, inflation or deflation (and expectations for inflation or deflation), interest rates,
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demand and supply for particular products or resources including labor, debt levels and credit ratings, and trade policies, among other factors. Such adverse conditions may contribute to an overall economic contraction across entire economies or markets, which may negatively impact the profitability of issuers operating in those economies or markets. In addition, geopolitical and other globally interconnected occurrences, including war, terrorism, economic uncertainty or financial crises, contagion, tariffs and trade disputes, government debt crises (including defaults or downgrades) or uncertainty about government debt payments, government shutdowns, public health crises, natural disasters, supply chain disruptions, climate change and related events or conditions, have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Adverse market conditions or disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by adverse market conditions or a particular market disruption, the duration and effects may not be the same for all types of assets.
Current military and other armed conflicts in various geographic regions, including those in Europe and the Middle East, can lead to, and have led to, economic and market disruptions, which may not be limited to the geographic region in which the conflict is occurring. Such conflicts can also result, and have resulted in some cases, in sanctions being levied by the United States, the European Union and/or other countries against countries or other actors involved in the conflict. In addition, such conflicts and related sanctions can adversely affect regional and global energy, commodities, financial and other markets and thus could affect the value of the fund's investments. The extent and duration of any military conflict, related sanctions and resulting economic and market disruptions are impossible to predict, but could be substantial.
Other market disruption events include pandemic spread of viruses, such as the novel coronavirus known as COVID-19, which have caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions, and may adversely affect the fund and its investments.
In addition, markets are becoming increasingly susceptible to disruption events resulting from the use of new and emerging technologies to engage in cyber-attacks or to take over the websites and/or social media accounts of companies, governmental entities or public officials, or to otherwise pose as or impersonate such, which then may be used to disseminate false or misleading information that can cause volatility in financial markets or for the securities of a particular company, group of companies, industry or other class of assets.
Adverse market conditions or particular market disruptions, such as those discussed above, may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
Fixed income securities risk. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer, willingness of broker-dealers and other market participants to make markets in the applicable securities, and general market liquidity (i.e., market risk). Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. There is a risk that a lack of liquidity or other adverse credit market conditions may hamper the fund’s ability to sell the debt securities in which it invests or to find and purchase debt instruments included in the Underlying Index.
Interest rate risk. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund’s debt securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Interest rates can change in response to the supply and demand for credit, government and/or central bank monetary policy and action, inflation rates and other factors. Changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and potential illiquidity and may detract from fund performance to the extent the fund is exposed to such interest rates and/or volatility. Rising interest rates could cause the value of the fund's investments — and therefore its share price as well — to decline. A rising interest rate environment may cause investors to move out of fixed-income securities and related markets on a large scale, which could adversely affect the price and liquidity of such securities and could also result in increased redemptions from the fund.
Prepayment and extension risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund’s assets tied up in lower interest debt obligations. Ultimately, any changes or
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unexpected behavior in interest rates could increase the volatility of the fund’s share price and yield and could hurt fund performance.
Inflation risk. Inflation risk is the risk that the real value of certain assets or real income from investments (the value of such assets or income after accounting for inflation) will be less in the future as inflation decreases the value of money. Inflation, and investors’ expectation of future inflation, can impact the current value of the fund's portfolio, resulting in lower asset values and losses to shareholders. This risk may be elevated compared to historical market conditions and could be impacted by monetary policy measures and the current interest rate environment.
Geographic focus risk. Focusing investments in a single country or few countries, or regions, involves increased political, regulatory and other risks. Market swings in such a targeted country, countries or regions are likely to have a greater effect on fund performance than they would in a more geographically diversified fund.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance. The fund may become more focused in particular industries, asset classes or sectors of the economy as a result of changes in the valuation of the fund’s investments or fluctuations in the fund’s assets, and the fund is not required to reduce such exposures under these circumstances.
US government default risk. Due to the rising US government debt burden and potential limitations caused by the statutory debt ceiling, it is possible that the US government may not be able to meet its financial obligations or that securities issued by the US government may experience credit downgrades. In the past, US sovereign credit has experienced downgrades and there can be no guarantee that it will not experience further downgrades in the future by rating agencies. Such a credit event may adversely impact the financial markets and the fund. From time to time, uncertainty regarding the status of negotiations in the US government to increase the statutory debt ceiling and/or failure to increase the statutory debt ceiling could increase the risk that the US government may default on payments on certain US government securities, cause the credit rating of the US government to be downgraded or increase volatility in financial markets, result in higher interest rates, reduce prices of US Treasury securities and/or increase the costs of certain kinds of debt.
Issuer-specific risk. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.
Passive investing risk. Unlike a fund that is actively managed, in which portfolio management buys and sells securities based on research and analysis, the fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. Because the fund is designed to maintain a high level of exposure to the Underlying Index at all times, portfolio management generally will not buy or sell a security unless the security is added or removed, respectively, from the Underlying Index, and will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Index-related risk. The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. The Index Provider may cease publication of the Underlying Index or may terminate the license agreement allowing the fund to use the Underlying Index, either of which could have a material adverse effect on the fund. Market disruptions could cause delays in the Underlying Index’s reconstitution and rebalancing schedule. During any such delay, it is possible that the Underlying Index and, in turn, the fund will deviate from the Underlying Index’s stated methodology and therefore experience returns different than those that would have been achieved under a normal reconstitution and rebalancing schedule. Generally, the Index Provider does not provide any warranty, or accept any liability, with respect to the quality, accuracy or completeness of the Underlying Index or its related data, and does not guarantee that the Underlying Index will be in line with its stated methodology. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its stated methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. The Advisor may have limited ability to detect such errors and neither the Advisor nor its affiliates provide any warranty or guarantee against such errors. Therefore, the gains, losses or costs associated with the Index Provider’s errors will generally be borne by the fund and its shareholders.
Tracking error risk. The fund may be subject to tracking error, which is the divergence of the fund’s performance from that of the Underlying Index. The performance of the fund may diverge from that of the Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when reconstituting or rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while
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such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure in order to track the Underlying Index. Moreover, the use of a representative sampling investment approach (i.e., investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index) may cause the fund’s return to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to government imposed legal restrictions or limitations, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other reasons. To the extent the fund calculates its net asset value based on fair value prices and the value of the Underlying Index is based on market prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. Tracking error risk may be heightened during times of increased market volatility or other unusual market conditions. For tax purposes, the fund may sell certain securities, and such sale may cause the fund to recognize a taxable gain or a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
The need to comply with the tax diversification and other requirements of the Internal Revenue Code of 1986, as amended, relating to regulated investment companies, may also impact the fund’s ability to replicate the performance of the Underlying Index. In addition, if the fund holds other instruments that are not included in the Underlying Index, the fund’s return may not correlate as well with the returns of the Underlying Index as would be the case if the fund purchased all the securities in the Underlying Index directly. Actions taken in response to proposed corporate actions could result in increased tracking error.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from NAV during periods of market volatility. Differences between secondary market prices and the value of the fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities held by the fund at a particular time. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. In addition, there may be times when the market price and the value of the fund’s holdings vary significantly and you may pay more than the value of the fund’s holdings when buying shares on the secondary market, and you may receive less than the value of the fund’s holdings when you sell those shares. While the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or other market participants, or during periods of significant market volatility, may result in trading prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. If market makers exit the business or are unable to continue making markets in fund’s shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). The market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialist, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that shares may trade at a discount to the fund’s NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares. There are various methods by which investors can purchase and sell shares of the fund and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the fund.
Secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s market price. The bid-ask spread varies over time for shares of the fund based on the fund’s trading volume and market liquidity, and is generally lower if the fund has substantial trading volume and market liquidity, and higher if the fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The fund’s bid-ask spread may also be impacted by the liquidity of the underlying securities held by the fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with
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those experienced by those APs creating and redeeming shares directly with the fund at NAV. In addition, transactions by large shareholders may account for a large percentage of the trading volume on an exchange and may, therefore, have a material effect on the market price of the fund’s shares.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers, index provider or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ or index provider’s assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers or index provider may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers or index provider could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, index provider, fund counterparties, issuers of securities held by the fund or other market participants.
Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of the fund’s service providers, index provider or counterparties, issuers of securities held by the fund or other market participants or data within them. In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data.
Cyber-attacks, disruptions, or failures may adversely affect the fund and its shareholders or cause reputational damage and subject the fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. In addition, cyber-attacks, disruptions, or failures involving a fund counterparty could affect such counterparty’s ability to meet its obligations to the fund, which may result in losses to the fund and its shareholders. Similar types of operational and technology risks are also present for issuers of securities held by the fund, which could have material adverse consequences for such issuers, and may cause the fund’s investments to lose value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.
For example, the fund relies on various sources to calculate its NAV. Therefore, the fund is subject to certain operational risks associated with reliance on third party service providers and data sources. NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of the fund’s NAV and/or the inability to calculate NAV over extended time periods. The fund may be unable to recover any losses associated with such failures.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as Authorized Participants (“APs”). Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described in the section of this Prospectus entitled “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. A delay in the recovery of loaned securities could interfere with the fund’s ability to vote proxies or settle transactions. Delayed settlement may limit the ability of the fund to reinvest the proceeds of a sale of securities or prevent the fund from selling securities at times that may be appropriate to track the Underlying Index. The fund could also lose money in the event of a decline in the value of the collateral provided for
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the loaned securities, or a decline in the value of any investments made with cash collateral or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the securities.
Other Policies and Risks
While the previous pages describe the main points of each fund’s strategy and risks, there are a few other matters to know about:
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For Xtrackers Municipal Infrastructure Revenue Bond ETF: The policy of investing at least 80% of net assets, plus the amount of any borrowings for investment purposes, in securities issued by municipalities across the United States and its territories which are classified as “municipal infrastructure revenue” bonds based on the Underlying Index’s criteria, whose income is free from regular federal income tax, is a fundamental policy and cannot be changed without shareholder approval. For Xtrackers California Municipal Bond ETF: The policy of investing at least 80% of net assets, plus the amount of any borrowings for investment purposes, in securities whose income is exempt from regular federal income tax, AMT and California state income tax, is a fundamental policy and cannot be changed without shareholder approval. Certain other fundamental policies of each fund are set forth in the SAI. Each of the other policies described herein, including each fund’s investment objective and 80% policy with respect to its Underlying Index, constitutes a non-fundamental policy that may be changed by the Board without shareholder approval. Each fund's 80% policy with respect to its Underlying Index requires 60 days' prior written notice to shareholders before it can be changed.
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Because each fund seeks to track its Underlying Index, the fund does not invest defensively and, except for Xtrackers California Municipal Bond ETF as required to track the Underlying Index, each fund will not invest in money market instruments or other short-term investments as part of a temporary defensive strategy to protect against potential market declines.
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Each fund may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes.
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From time to time a third party, the Advisor and/or its affiliates may invest in a fund and hold its investment for a specific period of time in order for a fund to achieve size or scale. There can be no assurance that any such entity would not redeem its investment or that the size of a fund would be maintained at such levels. In order to comply with applicable law, it is possible that the Advisor or its affiliates, to the extent they are invested in a fund, may be required to redeem some or all of their ownership interests in a fund prematurely or at an inopportune time.
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Secondary market trading in fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. If a trading halt or unanticipated early closing of a stock exchange occurs, a shareholder may be unable to purchase or sell shares of each fund. There can be no assurance that the requirements necessary to maintain the listing or trading of fund shares will continue to be met or will remain unchanged or that shares will trade with any volume, or at all, in any secondary market. As with all other exchange traded securities, shares may be sold short and may experience increased volatility and price decreases associated with such trading activity.
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From time to time, a fund may have a concentration of shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on a fund. For example, a fund may be used as an underlying investment for other registered investment companies.
Portfolio Holdings Information
A description of DBX ETF Trust’s (“Trust”) policies and procedures with respect to the disclosure of each fund’s portfolio securities is available in each fund’s SAI. The holdings of each fund can be found at Xtrackers.com. Fund fact sheets provide information regarding each fund’s top holdings and may be requested by calling 1-844-851-4255.
Who Manages and Oversees the Funds
The Investment Advisor
DBX Advisors LLC (“Advisor”), with headquarters at 875 Third Avenue, New York, NY 10022, is the investment advisor for each fund. Under the oversight of the Board, the Advisor makes the investment decisions, buys and sells securities for each fund.
The Advisor is an indirect, wholly-owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), a separate, publicly-listed financial services firm that is an indirect, majority-owned subsidiary of Deutsche Bank AG. Founded in 2010, the Advisor managed approximately $28.3 billion in 41 operational exchange-traded funds, as of August 31, 2025.
DWS represents the asset management activities conducted by DWS Group or any of its subsidiaries, including the Advisor and other affiliated investment advisors.
DWS is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that
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reaches the world’s major investment centers. This well- resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.
The Advisor may utilize the resources of its global investment platform to provide investment management services through branch offices or affiliates located outside the US. In particular, the Advisor may use the portfolio management and other related services of a non-US affiliate of the Advisor, and may provide services to the fund through a “participating affiliate” arrangement, as that term is used in relief granted by the staff of the SEC. Under this relief, U.S. registered investment advisers are allowed to use portfolio management or research resources of advisory affiliates subject to the regulatory supervision of the registered investment adviser. In some cases, the Advisor may also utilize its branch offices or affiliates located in the US or outside the US to perform certain services, such as trade execution, trade matching and settlement, or various administrative, back-office or other services. To the extent services are performed outside the US, such activity may be subject to both US and foreign regulation. It is possible that the jurisdiction in which the Advisor or its affiliate performs such services may impose restrictions or limitations on portfolio transactions that are different from, and in addition to, those in the US.
Management Fee. Under the Investment Advisory Agreement, the Advisor is responsible for substantially all expenses of each fund, including the cost of transfer agency, custody, fund administration, compensation paid to the Independent Board Members, legal, audit and other services, except for the fee payments to the Advisor under the Investment Advisory Agreement (also known as a “unitary advisory fee”), interest expense, acquired fund fees and expenses, taxes, brokerage expenses, distribution fees or expenses (if any), litigation expenses and other extraordinary expenses.
For its services to each fund, during the most recent fiscal year, the Advisor received aggregate unitary advisory fees at the following annual rates as a percentage of each fund’s average daily net assets.
Fund Name	Fee Paid
Xtrackers Municipal Infrastruc- ture Revenue Bond ETF	0.15%
Xtrackers California Municipal Bond ETF	0.07%*
Xtrackers US 0-1 Year Treasury ETF	0.06%
*
Reflecting the effect of expense limitations and/or fee waivers then in effect.
Effective August 13, 2024, Xtrackers California Municipal Bond ETF pays the Advisor a unitary advisory fee, calculated daily and paid monthly, at the annual rate of 0.07% of the fund's average daily net assets. Prior to August 13,
2024, the fund paid the Advisor a unitary advisory fee, calculated daily and paid monthly, at the annual rate of 0.15% of the fund's average daily net assets.
A discussion regarding the basis for the Board's approval of each fund’s Investment Advisory Agreement is contained in the most recent annual financial statements and other information report for the annual period ended May 31. For information on how to obtain this report and other fund reports, see the back cover.
Multi-Manager Structure. The Advisor and the Trust may rely on an exemptive order (the “Order”) from the SEC that permits the Advisor to enter into investment sub-advisory agreements with unaffiliated and affiliated subadvisors without obtaining shareholder approval. The Advisor, subject to the review and approval of the Board, selects subadvisors for each fund and supervises, monitors and evaluates the performance of the subadvisor.
The Order also permits the Advisor, subject to the approval of the Board, to replace subadvisors and amend investment subadvisory agreements, including fees, without shareholder approval whenever the Advisor and the Board believe such action will benefit a fund and its shareholders. The Advisor thus has the ultimate responsibility (subject to the ultimate oversight of the Board) to recommend the hiring and replacement of subadvisors as well as the discretion to terminate any subadvisor and reallocate a fund’s assets for management among any other subadvisor(s) and itself. This means that the Advisor is able to reduce the subadvisory fees and retain a larger portion of the management fee, or increase the subadvisory fees and retain a smaller portion of the management fee. Pursuant to the Order, the Advisor is not required to disclose its contractual fee arrangements with any subadvisor. The Advisor compensates a subadvisor out of its management fee. The sole initial shareholder for Xtrackers California Municipal Bond ETF and Xtrackers US 0-1 Year Treasury ETF each approved the multi-manager structure described herein.
Management
The following Portfolio Managers are jointly and primarily responsible for the day-to-day management of the fund. Each Portfolio Manager functions as a member of a portfolio management team.
Xtrackers Municipal Infrastructure Revenue Bond ETF
Benjamin Spalding, CESGA, Vice President of DBX Advisors LLC, Vice President and Senior Portfolio Engineer & Team Lead, Xtrackers, of DWS Investment Management Americas, Inc. Senior Portfolio Manager of the fund. Began managing the fund in 2022.
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Joined DWS in 2017 as part of the Passive Product Development team in New York.
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Fixed Income Portfolio Manager, Passive Asset Management: New York.
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BA in Finance and Government from The College of William & Mary. He is an EFFAS Certified ESG Analyst (CESGA).
Jason Meyerberg, Vice President of DBX Advisors LLC, Assistant Vice President and Portfolio Engineer, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2024.
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Joined DWS in 2022. Prior to joining the Xtrackers team, Jason served as a Credit Trader supporting Investment Grade and High Yield strategies.
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Fixed Income Portfolio Manager, Passive Asset Management: New York.
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BS in Computer Science and Quantitative Finance from Stevens Institute Of Technology; Master's in Financial Engineering from Stevens Institute Of Technology.
Nancy Thai, Vice President of DBX Advisors LLC, Assistant Vice President and Portfolio Engineer, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2024.
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Joined DWS in 2023 as part of the Passive Fixed Income Portfolio Management team in New York with seven years of industry experience. Prior to joining DWS, she spent five years as a fixed income trader for Edward Jones.
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Fixed Income Portfolio Manager, Passive Asset Management: New York.
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BA in Finance, Loyola University New Orleans.
Nicholas Crociata, CESGA, Vice President of DBX Advisors LLC, Assistant Vice President and Portfolio Engineer, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2025.
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Joined DWS in 2022 as part of the Passive Product Development team in New York with 1 year of industry experience. Prior to joining DWS, he worked as an Investment Consultant at Global X ETFs.
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Fixed Income Portfolio Manager, Passive Asset Management: New York.
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BS in Business Administration with dual concentrations in Finance and Strategy, Boston University. He is an EFFAS Certified ESG Analyst (CESGA).
Xtrackers California Municipal Bond ETF
Benjamin Spalding, CESGA, Vice President of DBX Advisors LLC, Vice President and Senior Portfolio Engineer & Team Lead, Xtrackers, of DWS Investment Management Americas, Inc. Senior Portfolio Manager of the fund. Began managing the fund in 2023.
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Joined DWS in 2017 as part of the Passive Product Development team in New York.
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Fixed Income Portfolio Manager, Passive Asset Management: New York.
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BA in Finance and Government from The College of William & Mary. He is an EFFAS Certified ESG Analyst (CESGA).
Jason Meyerberg, Vice President of DBX Advisors LLC, Assistant Vice President and Portfolio Engineer, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2024.
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Joined DWS in 2022. Prior to joining the Xtrackers team, Jason served as a Credit Trader supporting Investment Grade and High Yield strategies.
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Fixed Income Portfolio Manager, Passive Asset Management: New York.
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BS in Computer Science and Quantitative Finance from Stevens Institute Of Technology; Master's in Financial Engineering from Stevens Institute Of Technology.
Nancy Thai, Vice President of DBX Advisors LLC, Assistant Vice President and Portfolio Engineer, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2024.
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Joined DWS in 2023 as part of the Passive Fixed Income Portfolio Management team in New York with seven years of industry experience. Prior to joining DWS, she spent five years as a fixed income trader for Edward Jones.
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Fixed Income Portfolio Manager, Passive Asset Management: New York.
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BA in Finance, Loyola University New Orleans.
Nicholas Crociata, CESGA, Vice President of DBX Advisors LLC, Assistant Vice President and Portfolio Engineer, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2025.
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Joined DWS in 2022 as part of the Passive Product Development team in New York with 1 year of industry experience. Prior to joining DWS, he worked as an Investment Consultant at Global X ETFs.
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Fixed Income Portfolio Manager, Passive Asset Management: New York.
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BS in Business Administration with dual concentrations in Finance and Strategy, Boston University. He is an EFFAS Certified ESG Analyst (CESGA).
Xtrackers US 0-1 Year Treasury ETF
Benjamin Spalding, CESGA, Vice President of DBX Advisors LLC, Vice President and Senior Portfolio Engineer & Team Lead, Xtrackers, of DWS Investment Management Americas, Inc. Senior Portfolio Manager of the fund. Began managing the fund in 2024.
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Joined DWS in 2017 as part of the Passive Product Development team in New York.
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Fixed Income Portfolio Manager, Passive Asset Management: New York.
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BA in Finance and Government from The College of William & Mary. He is an EFFAS Certified ESG Analyst (CESGA).
Jason Meyerberg, Vice President of DBX Advisors LLC, Assistant Vice President and Portfolio Engineer, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2024.
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Joined DWS in 2022. Prior to joining the Xtrackers team, Jason served as a Credit Trader supporting Investment Grade and High Yield strategies.
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Fixed Income Portfolio Manager, Passive Asset Management: New York.
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BS in Computer Science and Quantitative Finance from Stevens Institute Of Technology; Master's in Financial Engineering from Stevens Institute Of Technology.
Nancy Thai, Vice President of DBX Advisors LLC, Assistant Vice President and Portfolio Engineer, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2024.
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Joined DWS in 2023 as part of the Passive Fixed Income Portfolio Management team in New York with seven years of industry experience. Prior to joining DWS, she spent five years as a fixed income trader for Edward Jones.
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Fixed Income Portfolio Manager, Passive Asset Management: New York.
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BA in Finance, Loyola University New Orleans.
Nicholas Crociata, CESGA, Vice President of DBX Advisors LLC, Assistant Vice President and Portfolio Engineer, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2025.
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Joined DWS in 2022 as part of the Passive Product Development team in New York with 1 year of industry experience. Prior to joining DWS, he worked as an Investment Consultant at Global X ETFs.
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Fixed Income Portfolio Manager, Passive Asset Management: New York.
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BS in Business Administration with dual concentrations in Finance and Strategy, Boston University. He is an EFFAS Certified ESG Analyst (CESGA).
Each fund’s Statement of Additional Information provides additional information about a portfolio manager’s investments in each fund, a description of the portfolio management compensation structure and information regarding other accounts managed.
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Fund Details

Investing in the Funds
Additional shareholder information, including how to buy and sell shares of a fund, is available free of charge by calling toll-free: 1-844-851-4255 or visiting our website at Xtrackers.com.
Buying and Selling Shares
Shares of a fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day at market prices like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of a fund purchased on an exchange. Buying or selling fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of a fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the “spread” – that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of a fund based on its trading volume and market liquidity, and is generally lower if a fund has a lot of trading volume and market liquidity and higher if a fund has little trading volume and market liquidity.
Shares of a fund may be acquired or redeemed directly from a fund only in Creation Units or multiples thereof, as discussed in the section of this Prospectus entitled “Creations and Redemptions.” Only an AP may engage in creation or redemption transactions directly with a fund. Once created, shares of a fund generally trade in the secondary market in amounts less than a Creation Unit.
The Board has evaluated the risks of market timing activities by a fund’s shareholders. The Board noted that shares of a fund can only be purchased and redeemed directly from the fund in Creation Units by APs and that the vast majority of trading in a fund’s shares occurs on the secondary market. Because the secondary market trades do not involve a fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in a fund’s trading costs and the realization of capital gains. With regard to the purchase or redemption of Creation Units directly with a fund, to the extent effected in-kind (i.e., for securities), such trades do not cause any of the harmful effects (as previously noted) that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, the Board noted that such trades could result in dilution to a fund and increased transaction costs, which could negatively impact a fund’s ability to achieve its investment objective. However, the Board noted that direct trading by APs is critical to ensuring that a fund’s shares trade at or close to NAV. In addition, a fund imposes both fixed and variable transaction fees on purchases and redemptions of fund shares to cover the custodial and other costs incurred by a fund in effecting trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that a fund’s trading costs increase in those circumstances. Given this structure, the Board determined that with respect to a fund it is not necessary to adopt policies and procedures to detect and deter market timing of a fund’s shares.
Investments in a fund by other registered investment companies are subject to certain limitations imposed by the Investment Company Act of 1940, as amended (the “1940 Act”). Such registered investment companies may invest in a fund beyond the applicable limitations imposed by the 1940 Act pursuant to the terms and conditions of a rule enacted by the SEC, which includes a requirement that such registered investment companies enter into an agreement with the Trust.
Shares of a fund trade on the exchange and under the ticker symbol as shown in the table below.
Fund name	Ticker Symbol	Stock Exchange
Xtrackers Municipal Infrastructure Revenue Bond ETF	RVNU	NYSE Arca, Inc.
Xtrackers California Municipal Bond ETF	CA	Nasdaq Stock Market
Xtrackers US 0-1 Year Treasury ETF	TRSY	Cboe BZX Exchange, Inc.
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Book Entry
Shares of a fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of a fund and is recognized as the owner of all shares for all purposes.
Investors owning shares of a fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of a fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices
The trading prices of a fund’s shares in the secondary market generally differ from a fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of a fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which a fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by a fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by a fund. The quotations of certain fund holdings may not be updated during US trading hours if such holdings do not trade in the US. Each fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.
Determination of Net Asset Value
The NAV of each fund is generally determined once daily Monday through Friday as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading. NAV is calculated by deducting all of a fund’s liabilities from the total value of its assets and dividing the result by the number of shares outstanding, rounding to the nearest cent. All valuations are subject to review by the Trust’s Board or its delegate.
The Trust’s Board has designated the Advisor as the valuation designee for the fund pursuant to Rule 2a-5 under the 1940 Act. The Advisor’s Pricing Committee typically values securities using readily available market quotations or prices supplied by independent pricing services (which are considered fair values under Rule 2a-5).
The Advisor has adopted and the Trust’s Board has approved fair valuation procedures for the funds. Under these fair valuation procedures, the Advisor provides methodologies for fair valuing securities when pricing service prices or market quotations are not readily available, including when a security’s value or a meaningful portion of the value of the fund’s portfolio is believed to have been materially affected by a significant event such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, a fund’s value for a security is likely to be different from the last quoted market price or pricing service prices. Due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale. In addition, fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by a fund’s Underlying Index. This may adversely affect the fund’s ability to track its Underlying Index.
Generally, trading in non-U.S. securities (Xtrackers Municipal Infrastructure Revenue Bond ETF only), U.S. government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of each fund are determined as of such earlier times. The value of each Underlying Index will not be calculated and disseminated intra-day. The value and return of each Underlying Index is calculated once each trading day by the Index Provider based on prices received from the respective markets.
Creations and Redemptions
Prior to trading in the secondary market, shares of the funds are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 (20,000 for Xtrackers US 0-1 Year Treasury ETF) shares or multiples thereof (“Creation Units”). The size of a Creation Unit will be subject to change. Each “creator” or AP (which must be a DTC participant) enters into an authorized participant agreement (“Authorized Participant
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Agreement”) with the funds' distributor, ALPS Distributors, Inc. (the “Distributor”), subject to acceptance by the Transfer Agent. Only an AP may create or redeem Creation Units. Creation Units generally are issued and redeemed in exchange for a specific basket of securities approximating the holdings of the fund and a designated amount of cash. The fund may pay out a portion of its redemption proceeds in cash rather than through the in-kind delivery of portfolio securities. Except when aggregated in Creation Units, shares are not redeemable by a fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the Authorized Participant Agreement.
Additional information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.
Each fund intends to comply with the US federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (“1933 Act”). Further, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A under the 1933 Act, will not be able to receive fund securities that are restricted securities eligible for resale under Rule 144A.
Authorized Participants and the Continuous Offering of Shares
Because new shares may be created and issued on an ongoing basis, at any point during the life of a fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Certain affiliates of the fund and the Advisor may purchase and resell fund shares pursuant to this Prospectus.
Transaction Fees
APs are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to a maximum of 2% for redemptions, including the standard redemption fee) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fee for each fund is set forth in the table below. The maximum redemption fee, as a percentage of the amount redeemed, is 2%.
Fund Name	Fee
Xtrackers Municipal Infrastruc- ture Revenue Bond ETF	$500
Xtrackers California Municipal Bond ETF	$500
Xtrackers US 0-1 Year Treasury ETF	$500
If a purchase or redemption consists of a cash portion and a fund places a brokerage transaction to purchase portfolio securities with an AP (or an affiliated or unaffiliated broker-dealer that is engaged through the AP), the AP may be required, in its capacity as broker-dealer with respect to that transaction, to cover certain brokerage, tax, foreign exchange, execution, and price movement costs through an execution performance guarantee, as described in the SAI.
Dividends and Distributions
General Policies. Dividends from net investment income, if any, are generally declared and paid monthly by each fund. Distributions of net capital gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for a fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve a fund’s status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or gains.
Dividends and other distributions on shares of a fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners as of the record date with proceeds received from a fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of a fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation
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therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of a fund purchased in the secondary market. Taxable dividend distributions will be subject to US federal income tax whether received in cash or reinvested in additional shares.
Taxes
As with any investment, you should consider how your investment in shares of a fund will be taxed. The US federal income tax information in this Prospectus is provided as general information only. You should consult your own tax professional about the tax consequences of an investment in shares of a fund.
Unless your investment in fund shares is made through a tax-exempt entity or tax-advantaged retirement account, such as an IRA, you need to be aware of the possible tax consequences when a fund makes distributions or you sell fund shares.
US Federal Income Tax on Distributions
Distributions from a fund’s net investment income (other than tax-exempt interest and qualified dividend income), including distributions of income from securities lending and distributions out of the fund’s net short-term capital gains, if any, are taxable to you as ordinary income for US federal income tax purposes. Distributions by a fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable for US federal income tax purposes to non-corporate shareholders as long-term capital gains, regardless of how long the shareholders have held the fund’s shares. The maximum individual US federal income rate applicable to long-term capital gains is 20%. As discussed below, an additional 3.8% Medicare tax may also apply to certain non-corporate shareholders’ distributions from a fund.
Dividends paid by a fund that are properly reported as exempt-interest dividends will not be subject to regular US federal income tax. Each fund intends to invest its assets in a manner such that a significant portion of its dividend distributions to shareholders will generally be exempt from US federal income tax. However, for Xtrackers Municipal Infrastructure Revenue Bond ETF only, the fund may invest an unlimited amount of its net assets in municipal securities that generate interest income subject to the AMT. As a result, a portion of the exempt-interest dividends paid by the fund may be an item of tax preference to shareholders subject to the AMT. For taxable years beginning after December 31, 2022, exempt-interest dividends may affect the federal corporate alternative minimum tax liability of some corporate shareholders. Depending on a shareholder’s state of residence, exempt-interest dividends from interest earned on municipal securities of a state or its political subdivisions may be exempt in the hands of such shareholder from income tax in that state. However, income from municipal securities of states other than the shareholder’s state of residence generally will not qualify for tax-free treatment for such shareholder in the shareholder's state of residence.
Generally, qualified dividend income includes dividend income from taxable US corporations and qualified non-US corporations, provided that a fund satisfies certain holding period and other requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. For this purpose, a qualified non-US corporation means any non-US corporation that is incorporated in a possession of the United States or eligible for benefits under a comprehensive income tax treaty with the United States which includes an exchange of information program or if the stock with respect to which the dividend was paid is readily tradable on an established United States security market. The term excludes a corporation that is a passive foreign investment company.
Given the investment strategies of the funds, it is not anticipated that a significant portion of the dividends paid by the funds will be eligible to be reported as qualified dividend income (with respect to an individual or other non-corporate shareholder) or for the corporate dividends received deduction (with respect to a corporate shareholder).
Investments in certain debt obligations or other securities may cause a fund to recognize income in excess of the cash generated by it. Thus, a fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.
In general, your distributions are treated for US federal income tax purposes as received in the year during which they are paid. Certain distributions actually paid in January, however, may be treated as received and paid on December 31 of the prior year.
Distributions in excess of a fund’s current and accumulated earnings and profits will, as to each shareholder, be treated for US federal income tax purposes as a tax-free return of capital to the extent of the shareholder’s basis in his, her or its shares of the fund, and generally as a capital gain thereafter. Because a return of capital distribution will reduce the shareholder’s cost basis in his, her or its shares, a return of capital distribution may result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.
The previous discussion applies to beneficial owners of shares of a fund that are “United States persons” under the Internal Revenue Code of 1986, as amended, other than partnerships and other than investors that are subject to special tax treatment (such as financial institutions, real estate investment trusts, RICs and retirement plans), except as otherwise specifically provided herein. If you are neither a resident nor a citizen of the United States or if you are a non-US entity, a fund’s ordinary income dividends (including, in certain circumstances, distributions of
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net short-term capital gains) will generally be subject to a 30% US withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a US trade or business, provided that withholding tax will generally not apply to any gain or income recognized by a non-US shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of a fund unless the non-US shareholder is an individual who is present in the United States for 183 days or more during the taxable year.
If you are a resident or a citizen of the United States, by law, back-up withholding (currently at a rate of 24%) will apply to your distributions (including exempt-interest dividends) and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications or if you are otherwise subject to back-up withholding.
US Federal Income Tax when Shares are Sold
Currently, any capital gain or loss realized upon a sale of fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is disallowed to the extent of any exempt-interest dividends received by the shareholder with respect to such shares unless the fund declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. Any remaining loss on the sale or disposition of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid (or treated as paid) with respect to such shares. Your ability to deduct capital losses may be limited.
Medicare Tax
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a fund and net gains from redemptions or other taxable dispositions of fund shares) of US individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
The foregoing discussion summarizes some of the consequences under current US federal income tax law of an investment in a fund. It is not a substitute for personal tax advice. You may also be subject to state, local and foreign taxation on fund distributions and sales of shares. Consult your personal tax advisor about the potential tax consequences of an investment in shares of a fund under all applicable tax laws.
Distribution
The Distributor distributes Creation Units for each fund on an agency basis. The Distributor does not maintain a secondary market in shares of a fund. The Distributor has no role in determining the policies of a fund or the securities that are purchased or sold by a fund. The Distributor’s principal address is 1290 Broadway, Suite 1000, Denver, Colorado 80203.
The Advisor and/or its affiliates may pay additional compensation, out of their own assets and not as an additional charge to a fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries (“financial representatives”) in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares (“revenue sharing”). For example, the Advisor and/or its affiliates may compensate financial representatives for providing a fund with “shelf space” or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of a fund on preferred or recommended sales lists, fund “supermarket” platforms and other formal sales programs; granting the Advisor and/or its affiliates access to the financial representative’s sales force; granting the Advisor and/or its affiliates access to the financial representative’s conferences and meetings; assistance in training and educating the financial representative’s personnel; and obtaining other forms of marketing support.
The level of revenue sharing payments made to financial representatives may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of a fund attributable to the financial representative, the particular fund or fund type or other measures as agreed to by the Advisor and/or its affiliates and the financial representatives or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor and/or its affiliates from time to time, may be substantial, and may be different for different financial representatives based on, for example, the nature of the services provided by the financial representative.
Receipt of, or the prospect of receiving, additional compensation may influence your financial representative’s recommendation of a fund. You should review your financial representative’s compensation disclosure and/or talk to your financial representative to obtain more information on how this compensation may have influenced your financial representative’s recommendation of the fund. Additional information regarding these revenue sharing payments is included in a fund’s Statement of Additional Information, which is available to you on request at no charge (see the back cover of this Prospectus for more information on how to request a copy of the Statement of Additional Information).
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It is possible that broker-dealers that execute portfolio transactions for a fund will also sell shares of a fund to their customers. However, the Advisor will not consider the sale of fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for a fund. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for a fund. In addition, the Advisor and/or its affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial representatives as described above.
Premium/Discount Information
Information regarding how often shares of each fund traded on NYSE Arca, the NASDAQ Stock Market or Cboe BZX Exchange, Inc. at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of each fund can be found at Xtrackers.com (the website does not form a part of this prospectus).
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Financial Highlights
The financial highlights are designed to help you understand recent financial performance. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with each fund’s financial statements, is included in each fund’s Annual Financial Statements and Other Information Report (see “For More Information” on the back cover).
Xtrackers Municipal Infrastructure Revenue Bond ETF
	Years Ended May 31,
	2025	2024	2023	2022	2021
Selected Per Share Data
Net Asset Value, beginning of year	$25.02	$24.96	$25.88	$29.35	$27.75
Income (loss) from investment operations:
Net investment income (loss)(a)	0.81	0.73	0.69	0.63	0.70
Net realized and unrealized gain (loss)	(1.00)	0.05(b)	(0.91)	(3.48)	1.63
Total from investment operations	(0.19)	0.78	(0.22)	(2.85)	2.33
Less distributions from:
Net investment income	(0.80)	(0.72)	(0.70)	(0.62)	(0.73)
Total from distributions	(0.80)	(0.72)	(0.70)	(0.62)	(0.73)
Net Asset Value, end of year	$24.03	$25.02	$24.96	$25.88	$29.35
Total Return (%)	(0.90)	3.25	(0.79)	(9.87)	8.50
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of year ($ millions)	131	128	112	162	138
Ratio of expenses (%)	0.15	0.15	0.15	0.15	0.15
Ratio of net investment income (loss) (%)	3.22	2.94	2.79	2.24	2.42
Portfolio turnover rate (%)(c)	18	9	12	27	10
(a)
Based on average shares outstanding during the period.
(b)
Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.
(c)
Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
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Xtrackers California Municipal Bond ETF
	Year Ended 5/31/2025	Period Ended 5/31/2024(a)
Selected Per Share Data
Net Asset Value, beginning of period	$24.67	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.77	0.35
Net realized and unrealized gain (loss)	(0.40)	(0.45)
Total from investment operations	0.37	(0.10)
Less distributions from:
Net investment income	(0.78)	(0.23)
Total from distributions	(0.78)	(0.23)
Net Asset Value, end of period	$24.26	$24.67
Total Return (%)(c)	1.48	(0.40)**
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	22	22
Ratio of expenses before fee waiver (%)	0.09	0.15*
Ratio of expenses after fee waiver (%)	0.07	0.08*
Ratio of net investment income (loss) (%)	3.08	3.02*
Portfolio turnover rate (%)(d)	5	2**
(a)
For the period December 14, 2023 (commencement of operations) through May 31, 2024.
(b)
Based on average shares outstanding during the period.
(c)
Total Return would have been lower if certain expenses had not been reimbursed by the Advisor.
(d)
Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
*
Annualized.
**
Not Annualized.
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Xtrackers US 0-1 Year Treasury ETF
Period Ended 5/31/2025(a)
Selected Per Share Data
Net Asset Value, beginning of period	$30.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.82
Net realized and unrealized gain (loss)	0.01(c)
Total from investment operations	0.83
Less distributions from:
Net investment income	(0.67)
Total from distributions	(0.67)
Net Asset Value, end of period	$30.16
Total Return (%)(d)	2.78**
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	27
Ratio of expenses before fee waiver (%)	0.06*
Ratio of expenses after fee waiver (%)	0.06*
Ratio of net investment income (loss) (%)	4.28*
Portfolio turnover rate (%)(e)	0**
(a)
For the period October 9, 2024 (commencement of operations) through May 31, 2025.
(b)
Based on average shares outstanding during the period.
(c)
Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.
(d)
Total Return would have been lower if certain expenses had not been reimbursed by the Advisor.
(e)
Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
*
Annualized.
**
Not Annualized.
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Appendix
Index Providers and Licenses
For Xtrackers Municipal Infrastructure Revenue Bond ETF, Solactive, which is not an affiliate of the Advisor, is responsible for the rules-based methodology of the Solactive Indexes. Solactive is not affiliated with the Trust, the Advisor, The Bank of New York Mellon, the Distributor or any of their respective affiliates.
Solactive is responsible for administration and calculation of the Solactive Indexes. Solactive is responsible for implementing the methodology for the composition of the Underlying Index.
For Xtrackers California Municipal Bond ETF and Xtrackers US 0-1 Year Treasury ETF, ICE Data Indices, LLC (“ICE” or “Index Provider”) is the index provider for the fund’s Underling Index. ICE is not affiliated with the Trust, the Advisor, The Bank of New York Mellon, the Distributor or any of their respective affiliates.
The Advisor has entered into a license agreement with Solactive for Xtrackers Municipal Infrastructure Revenue Bond ETF and with ICE for Xtrackers California Municipal Bond ETF and Xtrackers US 0-1 Year Treasury ETF to use each Underlying Index. All license fees are paid by the Advisor out of its own resources and not the assets of a fund.
Disclaimers
Xtrackers Municipal Infrastructure Revenue Bond ETF is not sponsored, endorsed, sold or promoted by Solactive. Neither Solactive nor any other party makes any representation or warranty, express or implied, to the owners of the fund or any member of the public regarding advisability of investing in funds generally or in this fund particularly or the ability of the Solactive Municipal Infrastructure Revenue Bond Index (the “Underlying Index”) to track general stock market performance. Solactive is the licensor of certain trademarks, service marks and trade names of Solactive and of the Underlying Index that are determined, composed and calculated by Solactive without regard to the Trust, the Advisor or the fund. Solactive has no obligation to take the needs of the Advisor or the owners of the fund into consideration in determining, composing or calculating the Underlying Index. Solactive is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the fund to be issued or in the determination or calculation of the equation by which the fund are redeemable for cash. Neither Solactive nor any other party has any obligation or liability to owners of the fund in connection with the administration, marketing or trading of the fund.
Although Solactive shall obtain information for inclusion in or for use in the calculation of the index from sources that Solactive considers reliable, neither Solactive nor any other party guarantees the accuracy and/or the completeness of the index or any data included therein. Solactive is not responsible for informing third parties, including but not limited to, investors and/or financial intermediaries of the fund, of errors in the index. Neither Solactive nor any other party makes any warranty, express or implied, as to results to be obtained by licensee, licensee’s customers and counterparties, owners of the fund, or any other person or entity from the use of the index or any data included hereunder or for any other use. Neither Solactive nor any other party makes any express or implied warranties, and Solactive hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the index or any data included therein. Without limiting any of the foregoing, in no event shall Solactive or any other party have any liability for direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
For Xtrackers California Municipal Bond ETF and Xtrackers US 0-1 Year Treasury ETF, ICE Data Indices, LLC (“ICE Data”), is used with permission. “ICE®” is a trademark of ICE Data Indices, LLC or its affiliates. This trademark has been licensed, along with the ICE AMT-Free Broad Liquid California Municipal Index (“Index”) for use by the Advisor in connection with Xtrackers California Municipal Bond ETF (the “Product”) and along with the ICE U.S. Treasury Short Bond Index (“Index”) for use by the Advisor in connection with Xtrackers US 0-1 Year Treasury ETF (the “Product”). Neither the Advisor, Trust nor the Product, as applicable, is sponsored, endorsed, sold or promoted by ICE Data Indices, LLC, its affiliates or its Third Party Suppliers (“ICE Data and its Suppliers”). ICE Data and its Suppliers make no representations or warranties regarding
Prospectus October 1, 2025	61	Appendix

the advisability of investing in securities generally, in the Product particularly, the Trust or the ability of the Index to track general stock market performance. ICE Data’s only relationship to the Advisor is the licensing of certain trademarks and trade names and the Index or components thereof. The Index is determined, composed and calculated by ICE Data without regard to the Advisor or the Product or its holders. ICE Data has no obligation to take the needs of the Advisor or the holders of the Product into consideration in determining, composing or calculating the Index. ICE Data is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of the Product to be issued or in the determination or calculation of the equation by which the Product is to be priced, sold, purchased, or redeemed. Except for certain custom index calculation services, all information provided by ICE Data is general in nature and not tailored to the needs of the Advisor or any other person, entity or group of persons. ICE Data has no obligation or liability in connection with the administration, marketing, or trading of the Product. ICE Data is not an investment advisor. Inclusion of a security within an index is not a recommendation by ICE Data to buy, sell, or hold such security, nor is it considered to be investment advice.
ICE DATA AND ITS SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES AND REPRESENTATIONS, EXPRESS AND/OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE INDEX, INDEX DATA AND ANY INFORMATION INCLUDED IN, RELATED TO, OR DERIVED THEREFROM (“INDEX DATA”). ICE DATA AND ITS SUPPLIERS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE INDEX AND THE INDEX DATA, WHICH ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK.
Shares of Xtrackers Municipal Infrastructure Revenue Bond ETF are not sponsored, endorsed or promoted by NYSE Arca, Inc. (“NYSE Arca”). NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the fund or any member of the public regarding the ability of the fund to track the total return performance of its Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the fund in connection with the administration, marketing or trading of the shares of the fund.
NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the fund as licensee, licensee’s customers and counterparties, owners of the shares of the fund, or any other person or entity from the use of the Underlying Index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
Shares of Xtrackers California Municipal Bond ETF are not sponsored, endorsed or promoted by NASDAQ. NASDAQ makes no representation or warranty, express or implied, to the owners of the shares of a fund or any member of the public regarding the ability of a fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NASDAQ is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of a fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NASDAQ has no obligation or liability to owners of the shares of a fund in connection with the administration, marketing or trading of the shares of a fund.
NASDAQ does not guarantee the accuracy and/or the completeness of a Underlying Index or any data included therein. NASDAQ makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of a fund as licensee, licensee’s customers and counterparties, owners of the shares of a fund, or any other person or entity from the use of the Underlying Index or any data included therein in connection with the rights licensed as described herein or for any other use. NASDAQ makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to each Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NASDAQ have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
Shares of Xtrackers US 0-1 Year Treasury ETF are not sponsored, endorsed or promoted by Cboe BZX Exchange, Inc. (“Cboe”). Cboe makes no representation or warranty, express or implied, to the owners of the shares of the fund or any member of the public regarding the ability of the fund to track the total return performance of the Underlying Index (the “Underlying Index”), or the ability of the Underlying Index to track stock market performance. Cboe is not responsible for,
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nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. Cboe has no obligation or liability to owners of the shares of the fund in connection with the administration, marketing or trading of the shares of the fund.
Cboe does not guarantee the accuracy and/ or the completeness of the Underlying Index or any data included therein. Cboe makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the fund as licensee, licensee’s customers and counterparties, owners of the shares of the fund, or any other person or entity from the use of the Underlying Index or any data included therein in connection with the rights licensed as described herein or for any other use. Cboe makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Cboe have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
The Advisor does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and the Advisor shall have no liability for any errors, omissions or interruptions therein.
The Advisor makes no warranty, express or implied, to the owners of shares of the funds or to any other person or entity, as to results to be obtained by the funds from the use of the Underlying Index or any data included therein. The Advisor makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Advisor have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.
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FOR MORE INFORMATION:
XTRACKERS.COM
1-844-851-4255
Additional information about a fund's investments is available in the fund's annual and semi-annual reports to shareholders and in Form N-CSR. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected fund performance during its last fiscal year. In Form N-CSR, you will find a fund's annual and semi-annual financial statements. Copies of the prospectus, SAI and recent shareholder and other fund reports, when available, can be found on our website at Xtrackers.com. For more information about a fund, you may request a copy of the SAI. The SAI provides detailed information about a fund and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.
If you have any questions about the Trust or shares of a fund or you wish to obtain the SAI or a shareholder or other fund report free of charge, please:
Call:	1-844-851-4255 (toll free) Monday through Friday 8:30 a.m. to 6:30 p.m. (Eastern time) E-mail: dbxquestions@list.db.com
Write:	DBX ETF Trust c/o ALPS Distributors, Inc. 1290 Broadway, Suite 1000 Denver, Colorado 80203
Information about a fund (including the SAI), reports and other information about a fund (such as fund financial statements) are available on our website at Xtrackers.com and on the EDGAR Database on the SEC’s website at sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov. The fund's recent shareholder reports and financial statements are also in the fund's annual and semi-annual filings with the SEC on Form N-CSR, which are available on the EDGAR Database on the SEC's website at sec.gov.
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
No person is authorized to give any information or to make any representations about a fund and their shares not contained in this prospectus and you should not rely on any other information. Read and keep the prospectus for future reference.

Investment Company Act File No.: 811-22487

(10/01/25) RVNU-CA-TRSY-1

Prospectus
October 1, 2025

Xtrackers Harvest CSI 300 China A-Shares ETF
NYSE Arca, Inc.: ASHR

Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF
NYSE Arca, Inc.: ASHS

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Your investment in a fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

Xtrackers Harvest CSI 300 China A-Shares ETF

Ticker: ASHR	Stock Exchange: NYSE Arca, Inc.
Investment Objective
The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the CSI 300 Index.
Fees and Expenses
These are the fees and expenses that you will pay when you buy, hold and sell shares. You may also pay other fees, such as brokerage commissions and other fees to financial intermediaries on the purchase and sale of shares of the fund, which are not reflected in the table and example below.
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.65
Other Expenses	None
Total annual fund operating expenses	0.65
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of shares of the fund. It also does not include the transaction fees on purchases and redemptions of Creation Units (defined herein), because those fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$66	$208	$362	$810
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 143% of the average value of its portfolio.
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investments results that correspond generally to the performance, before fees and expense, of the CSI 300 Index (the “Underlying Index”), which is designed to reflect the price fluctuation and performance of the China A-Share market and is composed of the 300 largest and most liquid stocks in the China A-Share market. DBX Advisors LLC (the “Advisor”) expects that, over time, the correlation between the fund’s performance and that of the Underlying Index, before fees and expenses, will be 95% or better. A figure of 100% would indicate perfect correlation.
A-Shares are equity securities issued by companies incorporated in mainland China and are denominated and traded in renminbi (“RMB”) on stock exchanges in mainland China including the Shenzhen, Shanghai and Beijing Stock Exchanges. Under current regulations in the People’s Republic of China (“China” or the “PRC”), foreign investors can invest in the domestic PRC securities markets through certain market-access programs. These programs include the Shanghai - Hong Kong and Shenzhen - Hong Kong Stock Connect programs (“Stock Connect”) and the Qualified Foreign Investor (“QFI”, including Qualified Foreign Institutional Investor (“QFII”) and Renminbi Qualified Foreign Institutional Investor (“RQFII”)) program, where investors will be required to obtain a license from the China Securities Regulatory Commission (“CSRC”) to participate in the program.
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Stock Connect is a securities trading and clearing program between either the Shanghai Stock Exchange or Shenzhen Stock Exchange and The Stock Exchange of Hong Kong Limited (“SEHK”), China Securities Depository and Clearing Corporation Limited and Hong Kong Securities Clearing Company Limited. Stock Connect is designed to permit mutual stock market access between mainland China and Hong Kong by allowing investors to trade and settle eligible securities (including A-shares and ETFs) on each market via their local exchanges. Trading through Stock Connect is subject to a daily quota (“Daily Quota”), which limits the maximum daily net purchases on any particular day by Hong Kong investors (and foreign investors trading through Hong Kong) trading PRC listed securities and PRC investors trading Hong Kong listed securities through the relevant Stock Connect. Accordingly, the fund’s direct investments in A-Shares will be limited in part by the Daily Quota that limits total purchases through Stock Connect.
Harvest Global Investments Limited (the “Subadvisor” or “HGI”) is a licensed RQFII and is regarded as a QFI under the prevailing rules and regulations in the PRC, and the fund may therefore invest in A-Shares via HGI’s QFI license. The Subadvisor, on behalf of the fund, thus also may invest in A-Shares and other permitted China securities listed on the Shanghai and Shenzhen Stock Exchanges. QFIs have also registered with China’s State Administration of Foreign Exchange (“SAFE”) to remit foreign currencies which can be traded on the China Foreign Exchange Trade System (in the case of a QFII) and RMB (in the case of an RQFII) in the PRC for the purpose of investing in the PRC’s domestic securities markets. Investment companies are not currently within the types of entities that are eligible for a QFI license.
The Subadvisor expects to use a full replication indexing strategy to seek to track the Underlying Index. As such, the Subadvisor expects to invest directly in the component securities of the Underlying Index in substantially the same weightings in which they are represented in the Underlying Index. If it is not possible for the Subadvisor to acquire component securities due to limited availability or regulatory restrictions, the Subadvisor may use a representative sampling indexing strategy to seek to track the Underlying Index instead of a full replication indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield), and liquidity measures similar to those of the Underlying Index. The fund may or may not hold all of the securities in the Underlying Index when the Subadvisor is using a representative sampling indexing strategy.
The fund will normally invest at least 80% of its total assets in securities of issuers that comprise the Underlying Index. Due to regulatory changes, effective June 11, 2026, the fund will replace this 80% investment policy and related disclosures set forth in this prospectus. Specifically, effective June 11, 2026, under normal circumstances, the fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in component securities (including depositary receipts in respect of such securities) of the Underlying Index. Derivative instruments that provide exposure to the investments above or exposure to one or more market risk factors associated with such investments are included in the fund’s 80% investment policy, consistent with the fund’s investment policies and limitations with respect to investments in derivatives. The fund will seek to achieve its investment objective by primarily investing directly in A-Shares. The fund intends to invest directly in A-Shares through Stock Connect and/or via the Subadvisor’s QFI license. While the fund intends to invest primarily and directly in A-Shares, the fund also may invest in securities of issuers not included in the Underlying Index, certain derivative instruments (see “Derivatives” subsection) and other pooled investment vehicles, including affiliated and/or foreign investment companies, that the Advisor and/or Subadvisor believes will help the fund to achieve its investment objective. The remainder of the fund’s assets will be invested primarily in money market instruments and cash equivalents. Under normal circumstances, the fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in A-Shares of Chinese issuers or in derivative instruments and other securities that provide investment exposure to A-Shares of Chinese issuers. The fund may invest in depositary receipts.
As of July 31, 2025, the Underlying Index consisted of 300 securities with an average market capitalization of approximately $27.02 billion and a minimum market capitalization of approximately $4.56 billion. Under normal circumstances, the Underlying Index is reconstituted semi-annually every June and December. The fund changes its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s reconstitution schedule will result in corresponding changes to the fund’s schedule of portfolio changes. Any changes made to the Underlying Index in between scheduled reconstitutions (e.g., in the event of a corporate action) also will result in corresponding changes to the fund’s portfolio.
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that the Underlying Index is concentrated. As of July 31, 2025, a significant percentage of the Underlying Index was comprised of issuers in the financials, information technology and industrials sectors. The fund’s exposure to particular sectors may change over time to correspond to changes in the Underlying Index.
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The fund may become “non-diversified,” as defined under the Investment Company Act of 1940, as amended, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. Shareholder approval will not be sought when the fund crosses from diversified to non-diversified status under such circumstances.
Shares of the fund are not sponsored, endorsed, sold or promoted by China Securities Index Co., Ltd. (the “Index Provider” or “CSI”) or any affiliate of CSI and CSI bears no liability with respect to the fund or any security.
Derivatives. The fund may invest in derivatives, which are financial instruments whose performance is derived, at least in part, from the performance of an underlying asset, security or index. In particular, portfolio management may use futures contracts, stock index futures, options on futures, swap contracts and other types of derivatives in seeking performance that corresponds to the Underlying Index and will not use such instruments for speculative purposes.
Active trading. The fund may trade securities actively and this may lead to high portfolio turnover.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the section of this Prospectus entitled “Additional Information About Fund Strategies, Underlying Index Information and Risks” and in the Statement of Additional Information (“SAI”). An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. High market volatility may also result from significant shifts in momentum of one or more specific stocks due to unusual increases or decreases in trading activity. Momentum can change quickly, and securities subject to shifts in momentum may be more volatile than the market as a whole and returns on such securities may drop precipitously. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Market disruption risk. Economies and financial markets throughout the world have become increasingly interconnected, which has increased the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. This includes reliance on global supply chains that are susceptible to disruptions resulting from, among other things, war and other armed conflicts, tariffs, extreme weather events, and natural disasters. Such supply chain disruptions can lead to, and have led to, economic and market disruptions that have far-reaching effects on financial markets worldwide. The value of the fund’s investments may be negatively affected by adverse changes in overall economic or market conditions, such as the level of economic activity and productivity, unemployment and labor force participation rates, inflation or deflation (and expectations for inflation or deflation), interest rates, demand and supply for particular products or resources including labor, debt levels and credit ratings, and trade policies, among other factors. Such adverse conditions may contribute to an overall economic contraction across entire economies or markets, which may negatively impact the profitability of issuers operating in those economies or markets. In addition, geopolitical and other globally interconnected occurrences, including war, terrorism, economic uncertainty or financial crises, contagion, tariffs and trade disputes, government debt crises (including defaults or downgrades) or uncertainty about government debt payments, government shutdowns, public health crises, natural disasters, supply chain disruptions, climate change and related events or conditions, have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Adverse market conditions or disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by adverse market conditions or a particular market disruption, the duration and effects may not be the same for all types of assets.
Current military and other armed conflicts in various geographic regions, including those in Europe and the Middle East, can lead to, and have led to, economic and market disruptions, which may not be limited to the geographic region in which the conflict is occurring. Such conflicts can also result, and have resulted in some cases, in sanctions being levied by the United States, the European Union and/or other countries against countries or
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other actors involved in the conflict. In addition, such conflicts and related sanctions can adversely affect regional and global energy, commodities, financial and other markets and thus could affect the value of the fund's investments. The extent and duration of any military conflict, related sanctions and resulting economic and market disruptions are impossible to predict, but could be substantial.
Other market disruption events include pandemic spread of viruses, such as the novel coronavirus known as COVID-19, which have caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions, and may adversely affect the fund and its investments.
In addition, markets are becoming increasingly susceptible to disruption events resulting from the use of new and emerging technologies to engage in cyber-attacks or to take over the websites and/or social media accounts of companies, governmental entities or public officials, or to otherwise pose as or impersonate such, which then may be used to disseminate false or misleading information that can cause volatility in financial markets or for the securities of a particular company, group of companies, industry or other class of assets.
Adverse market conditions or particular market disruptions, such as those discussed above, may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
Special risk considerations relating to investments in A-Shares. The Advisor’s ability to achieve the fund’s investment objective by investing in the component securities of the Underlying Index is dependent on the continuous availability of A-Shares. Because the fund will not be able to invest directly in A-Shares beyond the limits that may be imposed by Stock Connect and/or the QFI program, the size of the fund’s direct investment in A-Shares may be limited. If the fund is unable to access sufficient A-Shares, the Subadvisor may seek to gain exposure to the A-Share market by investing in securities not included in the Underlying Index, futures contracts, swaps and other derivative instruments, and other pooled investment vehicles, including foreign and/or affiliated funds, that provide exposure to the A-Share market until additional access can be obtained. If the fund is unable to obtain sufficient exposure to the performance of the Underlying Index due to the unavailability of access to A-Shares or other investments that provide exposure to the performance of A-Shares, the fund could, among other actions, limit or suspend creations until the Subadvisor determines that the requisite exposure to the Underlying Index is obtainable. During the period that creations are limited or suspended, the fund could trade at a significant premium or discount to the NAV and could experience substantial redemptions.
Alternatively, the fund could change its investment objective by, for example, seeking to track an alternative index that does not include A-Shares as its component securities, or decide to liquidate the fund.
On May 7, 2020, the People’s Bank of China (“PBOC”) and SAFE jointly issued the Regulations on Funds of Securities and Futures Investment by Foreign Institutional Investors (PBOC & SAFE Announcement [2020] No. 2) (the “2020 Regulations”) which came into effect on June 6, 2020. The Regulations removed the quota restrictions on investment. However, there is no guarantee that the quotas will continue to be relaxed. On September 25, 2020, the CSRC, the PBOC, and SAFE jointly issued the Measures for the Administration of Domestic Securities and Futures Investment by Qualified Foreign Institutional Investors and RMB Qualified Foreign Institutional Investors (CSRC Decree No. 176) and the CSRC issued the Provisions on Issues Concerning the Implementation of the Measures for the Administration of Domestic Securities and Futures Investment by Qualified Foreign Institutional Investors and RMB Qualified Foreign Institutional Investors (CSRC Announcement [2020] No.63), which came into effect on November 1, 2020. The major revisions to the previous rules included merger of the QFII regime and RQFII regime, relaxation of qualification requirements and facilitating investment and operations of QFIIs and RQFIIs, expansion of investment scope and enhancing ongoing supervision. On July 26, 2024, the PBOC and SAFE jointly issued the revised Regulations on Funds of Securities and Futures Investment by Foreign Institutional Investors (PBOC & SAFE Announcement [2024] No. 7) (the “2024 Regulations”), which came into effect on August 26, 2024, and the 2020 Regulations were simultaneously repealed. The 2024 Regulations simplify business registration, optimize account management, and facilitate QFIs’ management of foreign exchange currency risks through entering into foreign exchange derivative transactions. As of the date of this prospectus, the 2024 Regulations are a relatively new development, and their application may depend on the interpretation given by the relevant PRC authorities. The current QFI laws, rules and regulations are subject to change, which may take retroactive effect. In addition, there can be no assurance that the QFI laws, rules and regulations will not be abolished. The fund, which invests in the PRC markets through a QFI, may be adversely affected as a result of such changes.
Risks of investing through Stock Connect. Trading through Stock Connect is subject to a number of restrictions that may affect the fund’s investments and returns. For example, trading through Stock Connect is subject to the Daily Quota, which may restrict or preclude the fund’s ability to invest in eligible securities through Stock Connect (“Stock Connect Securities”). In addition, investments made through Stock Connect are subject to trading, clearance and settlement procedures that are relatively untested in the PRC, which could pose risks to the fund. Moreover, Stock Connect Securities generally may not be
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sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. A primary feature of Stock Connect is the application of the home market’s laws and rules applicable to investors in securities. Therefore, the fund’s investments in Stock Connect Securities are generally subject to PRC securities regulations and listing rules, among other restrictions. Finally, while foreign investors currently are exempted from paying capital gains or value-added taxes on income and gains from investments in Stock Connect Securities, these PRC tax rules could be changed, which could result in unexpected tax liabilities for the fund.
Stock Connect will only operate on days when both the mainland Chinese and Hong Kong markets are open for trading. Therefore, an investment in securities through Stock Connect may subject the fund to the risk of price fluctuations on days when one of the mainland Chinese or Hong Kong markets are open, but Stock Connect is not trading.
The Stock Connect program is a relatively new program. Further developments are likely and there can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and the PRC, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program are uncertain, and they may have a detrimental effect on the fund’s investments and returns.
Special risk considerations of investing in China. Investing in securities of Chinese issuers involves certain risks and considerations not typically associated with investing in securities of US issuers, including, among others, (i) more frequent (and potentially widespread) trading suspensions and government interventions with respect to Chinese issuers, resulting in lack of liquidity and in price volatility, (ii) currency revaluations and other currency exchange rate fluctuations or blockage, (iii) the nature and extent of intervention by the Chinese government in the Chinese securities markets (including both direct and indirect market stabilization efforts, which may affect valuations of Chinese issuers), whether such intervention will continue and the impact of such intervention or its discontinuation, (iv) the risk of nationalization or expropriation of assets, (v) the risk that the Chinese government may decide not to continue to support economic reform programs, (vi) limitations on the use of brokers (or action by the Chinese government that discourages brokers from serving international clients), (vii) higher rates of inflation, (viii) greater political, economic and social uncertainty, (ix) higher market volatility caused by any potential regional territorial conflicts or natural disasters, (x) the risk of increased trade tariffs, embargoes and other trade or regulatory limitations, (xi) restrictions on foreign ownership, which require US investors to invest in offshore special purpose companies to obtain indirect exposure to Chinese issuers, (xii) custody risks associated with investing through Stock Connect, a QFI or other programs to access the Chinese securities markets, (xiii) market regulations which may affect the ability of certain stockholders to sell Chinese securities when it would otherwise be advisable, (xiv) different and less stringent financial reporting standards, and (xv) increased political pressure from the US and other countries to restrict the ability of investors outside China to invest in Chinese issuers.
The willingness of the Chinese government to support the Chinese and Hong Kong economies and markets is uncertain and changes in government policy could significantly affect the markets in both China and Hong Kong. In addition, Taiwan's geographic proximity and history of political contention with China have resulted in ongoing tensions between the two countries and those tensions have increased in recent years. Increased tensions or conflict (whether actual or threatened) between Taiwan and China, including if China were to attempt unification of Taiwan by force, may significantly disrupt the Chinese and global markets and economies around the world, including the global semiconductor market given Taiwan's pivotal role in that market, and could have an adverse effect on an investment in China.
Changes to political and economic relationships, including recent trade and policy disputes and strained international relations, between China and other countries could have an adverse effect on an investment in China. Increasing tensions between China and its trading partners, including the US, have resulted in tariffs and other limitations, and may in the future result in additional measures or actions. US investment restrictions could preclude a fund from investing in certain Chinese issuers. For example, the PRC is currently designated as a “foreign adversary” for certain purposes under US law and, as a result, certain restrictions may apply to transactions involving Chinese information communications technology and services. Continued hostility and the potential for future political or economic disturbances between China and the US may have an adverse impact on the values of investments in China, the US and/or other countries. If the political climate between the US and China does not improve or deteriorates or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the fund's assets may go down.
From time to time China has experienced outbreaks of infectious illnesses, such as the novel coronavirus known as COVID-19, and the country may be subject to other infectious illnesses, diseases or other public health emergencies in the future. Any public health emergency could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy, which in turn could adversely affect the fund’s
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investments. These risks may be heightened to the extent China pursues a “zero COVID” or similar strategy that attempts to eradicate the incidence of a disease for extended periods, thus leading to shutdowns or other interventions which affect the Chinese and/or global economy for periods beyond that which might be caused by the public health policies of other countries.
A-Shares tax risk. Uncertainties in the Chinese tax rules governing taxation of income and gains from investments in A-Shares could result in unexpected tax liabilities for the fund (or, as applicable, an underlying fund that the fund may invest in to gain exposure to A-Shares). China generally imposes withholding tax at a rate of 10% on dividends and interest derived by nonresident enterprises (including QFIs) from issuers resident in China. China also imposes withholding tax at a rate of 10% on capital gains derived by nonresident enterprises from investments in an issuer resident in China, subject to an exemption or reduction pursuant to domestic law or a double taxation agreement or arrangement.
Since the respective inception of the Shanghai – Hong Kong and Shenzhen – Hong Kong Stock Connect programs, foreign investors (including the fund) investing in A-Shares through Stock Connect would be temporarily exempt from the PRC corporate income tax and value- added tax on the gains on disposal of such A-Shares. Dividends would be subject to PRC corporate income tax on a withholding basis at 10%, unless reduced under a double tax treaty with China upon application to and obtaining approval from the competent tax authority. Since November 17, 2014, the corporate income tax for QFIs, with respect to capital gains, has been temporarily lifted. The withholding tax relating to the realized gains from shares in land-rich companies prior to November 17, 2014 has been paid by the fund, while realized gains from shares in non-land-rich companies prior to November 17, 2014 were granted by treaty relief pursuant to the PRC-US Double Taxation Agreement. During 2015, revenue authorities in the PRC made arrangements for the collection of capital gains taxes for investments realized between November 17, 2009 and November 16, 2014. The fund could be subject to tax liability for any tax payments for which reserves have not been made or that were not previously withheld. The impact of any such tax liability on the fund’s return could be substantial. The fund may also be liable to the Advisor or Subadvisor for any tax that is imposed on the Advisor or Subadvisor by the PRC with respect to the fund’s investments. If the fund’s direct investments in A-Shares through the Advisor’s or Subadvisor’s QFI license become subject to repatriation restrictions or delays, the fund may be unable to satisfy distribution requirements applicable to regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and be subject to tax at the fund level. In the event such restrictions are imposed, a fund may borrow money to the extent necessary to distribute to shareholders income sufficient to maintain the fund’s status as a RIC.
The current PRC tax laws and regulations and interpretations thereof may be revised or amended in the future, potentially retroactively, including with respect to the possible liability of the fund for the taxation of income and gains from investments in A-Shares through Stock Connect or obligations of a QFI. The withholding taxes on dividends, interest and capital gains may in principle be subject to a reduced rate under an applicable tax treaty, but the application of such treaties in the case of a QFI acting for a foreign investor such as the fund is also uncertain. Finally, it is also unclear whether an RQFII would also be eligible for PRC Business Tax (“BT”) exemption, which has been granted to QFIIs, with respect to gains derived prior to May 1, 2016. In practice, the BT has not been collected. However, the imposition of such taxes on the fund could have a material adverse effect on the fund’s returns. Under the value-added tax regime, BT exemption granted to QFIIs with respect to gains realized from the trading of PRC marketable securities has been grandfathered (i.e., QFIIs continue to enjoy exemption on gains under the value-added tax regime). Since May 1, 2016, RQFIIs are exempt from PRC value-added tax, which replaced the BT with respect to gains realized from the disposal of securities, including A-Shares.
The PRC rules for taxation of QFIs are evolving and certain tax regulations to be issued by the PRC State Administration of Taxation and/or PRC Ministry of Finance to clarify the subject matter may apply retrospectively, even if such rules are adverse to the fund and its shareholders.
If the PRC begins applying tax rules regarding the taxation of income from A-Shares investments to QFIs and/or begins collecting capital gains taxes on such investments (whether made through Stock Connect or a QFI), the fund or an underlying fund could be subject to withholding tax liability in excess of the amount reserved (if any). The impact of any such tax liability on the fund’s or an underlying fund’s return could be substantial. The fund will be liable to the Advisor or Subadvisor for any Chinese tax that is imposed on the Advisor or Subadvisor with respect to the fund’s investments.
As described below under “Taxes – US Federal Income Tax on Distributions,” the fund may elect, for US federal income tax purposes, to treat Chinese taxes (including withholding taxes) paid by the fund as paid by its shareholders. Even if the fund is qualified to make that election and does so, however, your ability to claim a credit or deduction for certain Chinese taxes may be limited under general US tax principles.
Should the Chinese government impose restrictions on the fund’s ability to repatriate funds associated with direct investment in A-Shares, the fund may be unable to satisfy
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distribution requirements applicable to RICs under the Internal Revenue Code, and the fund may therefore be subject to fund-level US federal taxes.
Risks relating to QFI status. Because the fund does not satisfy the criteria to qualify as a QFI itself, the fund intends to invest directly in A-Shares via the Subadvisor’s QFI license and may also invest through Stock Connect. A revocation or elimination of the Subadvisor’s QFI license may not only adversely affect the ability of the fund to invest directly in A-Shares, but also the performance of pooled investment vehicles linked to the performance of A-Shares. Therefore, any such revocation or elimination may have a material adverse effect on the ability of the fund to achieve its investment objective. These risks are compounded by the fact that at present there are only a limited number of firms and counterparties that have QFI status. In addition, the QFI license may be revoked by Chinese regulators if, among other things, the Subadvisor fails to observe SAFE and other applicable Chinese regulations, which could also lead to other adverse consequences, including the requirement that the fund dispose of its A-Shares holdings. Because the Subadvisor’s QFI license would be in the name of the Subadvisor rather than the fund, there is also a risk that regulatory actions taken against the Subadvisor by PRC government authorities may affect the fund.
In addition, there are custody risks associated with investing through a QFI. All A-Shares or other permissible securities acquired by a QFI are maintained by its local custodian in the PRC (“PRC sub-custodian”) in accordance with the applicable laws and regulations in the PRC, in one or more securities accounts in the names of the fund and the Subadvisor as the QFI. The Subadvisor may not use the account for any other purpose than for maintaining the fund’s assets. However, given that the securities trading account will be maintained in the name of the Subadvisor for the benefit of the fund, the fund’s assets may not be as well protected as they would be if it were possible for them to be registered and held solely in the name of the fund. In particular, there is a risk that creditors of the Subadvisor may assert that the securities are owned by the Subadvisor and not the fund, and that a court would uphold such an assertion, in which case creditors of the Subadvisor could seize assets of the fund. Furthermore, cash deposited in the cash account of the fund with the PRC sub-custodian will not be segregated but will be a debt owing from the PRC sub-custodian to the fund as a depositor. Such cash will be co-mingled with cash that belongs to other clients or creditors of the PRC sub-custodian. In the event of bankruptcy or liquidation of the PRC sub-custodian, the fund will not have any proprietary rights to the cash deposited in such cash account, and the fund will become an unsecured creditor, ranking pari passu with all other unsecured creditors, of the PRC sub-custodian. The fund may face difficulty and/or encounter delays in recovering such debt, or may not be able to recover it in full or at all, in which case the fund will suffer losses.
Depositary receipt risk. Depositary receipts involve similar risks to those associated with investments in securities of non-US issuers. Depositary receipts also may be less liquid than the underlying shares in their primary trading market. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.
Derivatives risk. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Risks associated with derivatives may include the risk that the derivative is not well correlated with the underlying asset, security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation, which risk may be heightened in derivative transactions entered into “over-the-counter” (i.e., not on an exchange or contract market); and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund’s exposure to the market and magnify potential losses.
Futures risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return and the potential loss from futures can exceed the fund’s initial investment in such contracts.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Currency and repatriation risk. The Underlying Index is calculated in onshore RMB (CNY), whereas the fund’s reference currency is the US dollar. As a result, the fund’s return may be adversely affected by currency exchange rates. Further, although offshore RMB and onshore RMB are the same currency, they trade at different rates. To the extent the fund needs to exchange offshore RMB and onshore RMB, any divergence between offshore RMB and onshore RMB may adversely impact shareholders. The
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value of the US dollar measured against other currencies is influenced by a variety of factors. These factors include: interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, tariffs and trade policies, global energy prices, political instability and government monetary policies and the buying or selling of currencies by a country’s government.
In addition, the Chinese government heavily regulates the domestic exchange of foreign currencies within China. Chinese law requires that all domestic transactions must be settled in RMB, places significant restrictions on the remittance of foreign currencies, and strictly regulates currency exchange from RMB. There is no assurance that there will always be sufficient amounts of RMB for the fund to remain fully invested. Repatriations by QFIs are currently not subject to repatriation restrictions or prior regulatory approval, although a review on authenticity and compliance will be conducted on each remittance and repatriation by the PRC sub-custodian appointed by the QFI. The repatriation process may be subject to certain requirements set out in the relevant regulations such as submission of certain documents, and completion of the repatriation process may be subject to delay. Furthermore, as the PRC sub-custodian’s review on authenticity and compliance is conducted on each repatriation, the repatriation may be delayed or even rejected by the PRC sub-custodian in case of non-compliance with the QFI rules and regulations. In such case, redemption proceeds will be paid to the redeeming investors as soon as practicable after completion of the repatriation of funds concerned. The actual time required for the completion of the relevant repatriation will be beyond the Subadvisor’s control. However, there is no assurance that Chinese rules and regulations will not change or that repatriation restrictions will not be imposed in the future. Further, such changes to the Chinese rules and regulations may be applied retroactively. Any restrictions on repatriation of the fund’s portfolio investments may have an adverse effect on the fund’s ability to meet redemption requests.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance. The fund may become more focused in particular industries, asset classes or sectors of the economy as a result of changes in the valuation of the fund’s investments or fluctuations in the fund’s assets, and the fund is not required to reduce such exposures under these circumstances.
Financials sector risk. To the extent that the fund invests significantly in the financials sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the financials sector. The financials sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition.
Information technology sector risk. To the extent that the fund invests significantly in the information technology sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the information technology sector. Information technology companies are particularly vulnerable to government regulation and policies and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. The continuation or worsening of the current political climate between China and the US could result in additional regulatory restrictions being contemplated or imposed in the US or in China that could have a material adverse effect on the fund's investments in the information technology sector (see “Risks of investing in China” in the “Fund Details” section). Information technology companies also face competition for services of qualified personnel. Additionally, the products of information technology companies may face obsolescence due to rapid technological development and frequent new product introduction by competitors. Finally, information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.
Industrials sector risk. To the extent that the fund invests significantly in the industrials sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the industrials sector. Companies in the industrials sector may be adversely affected by changes in government regulation, tariffs and trade policy, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.
Passive investing risk. Unlike a fund that is actively managed, in which portfolio management buys and sells securities based on research and analysis, the fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. Because the fund is designed to maintain a high level of exposure to the Underlying Index at all times, portfolio management generally will not buy or sell a security unless the security is added or removed, respectively, from the Underlying
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Index, and will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Index-related risk. The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. The Index Provider may cease publication of the Underlying Index or may terminate the license agreement allowing the fund to use the Underlying Index, either of which could have a material adverse effect on the fund. Market disruptions could cause delays in the Underlying Index’s reconstitution and rebalancing schedule. During any such delay, it is possible that the Underlying Index and, in turn, the fund will deviate from the Underlying Index’s stated methodology and therefore experience returns different than those that would have been achieved under a normal reconstitution and rebalancing schedule. Generally, the Index Provider does not provide any warranty, or accept any liability, with respect to the quality, accuracy or completeness of the Underlying Index or its related data, and does not guarantee that the Underlying Index will be in line with its stated methodology. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its stated methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. The Advisor may have limited ability to detect such errors and neither the Advisor nor its affiliates provide any warranty or guarantee against such errors. Therefore, the gains, losses or costs associated with the Index Provider’s errors will generally be borne by the fund and its shareholders.
Index-related risk may be higher for a fund that tracks an index comprised of, or an index that includes, foreign securities, and in particular emerging markets securities, because regulatory and reporting requirements may differ from those in the US, resulting in a heightened risk of errors in the index data, index computation and/or index construction due to unreliable, out-dated or unavailable information.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
If the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss or recognize a gain that may be distributed to shareholders as a taxable distribution.
Pricing risk. If market conditions make it difficult to value some investments (including China A-Shares), the fund may value these investments using more subjective methods and the value determined for an investment may be materially different from the value realized upon such investment’s sale.
Tracking error risk. The performance of the fund may diverge from that of its Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. In addition, to the extent that portfolio management uses a representative sampling approach (investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index) it may cause the fund to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other reasons. To the extent the fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. The performance of the fund also may diverge from that of the Underlying Index if the Advisor and/or Subadvisor seek to gain exposure to A-Shares by investing in securities not included
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in the Underlying Index, derivative instruments, and other pooled investment vehicles because the Stock Connect Daily Quota has been exhausted or the Subadvisor is unable to maintain its QFI status. For tax purposes, the fund may sell certain securities, and such sale may cause the fund to recognize a taxable gain or a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
Tracking error risk may be higher for funds that track indices with significant weight in foreign issuers, and in particular emerging markets issuers, than funds that do not track such indices. The fund may also experience operational delays in establishing the necessary accounts and required regulatory approvals to trade, which may delay the fund's ability to hold securities.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from the NAV during periods of market volatility. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units (defined below), the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. If market makers exit the business or are unable to continue making markets in fund shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or other market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by the fund may be traded in markets that close at a different time than the exchange on which the fund’s shares trade. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. The bid/ask spread of the fund may be wider in comparison to the bid/ask spread of other ETFs, due to the fund’s exposure to A-Shares. If the markets for the fund’s portfolio securities experience decreased liquidity, the trading markets for the fund’s shares may also become less liquid with corresponding widening in the bid-ask spreads and differences between the market price and NAV of the fund’s shares. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s market price. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund at NAV.
Valuation risk. Because non-US markets may be open on days when the fund does not price its shares, the value of the securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers, index provider or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ or index provider’s assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers or index provider may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers or index provider could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, index provider, fund counterparties, issuers of securities held by the fund or other market participants.
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Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as Authorized Participants (“APs”). Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described in the section of this Prospectus entitled “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Non-diversification risk. At any given time, due to the composition of the Underlying Index, the fund may be classified as “non-diversified” under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.
Cash transactions risk. Unlike most other ETFs, the fund expects to effect its creations and redemptions principally for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the fund to dispose of or sell portfolio investments to obtain the cash needed to distribute redemption proceeds at an inopportune time. This may cause the fund to recognize gains or losses that it might not have incurred if it had made a redemption in-kind. As a result, the fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in kind. Only APs who have entered into an agreement with the fund’s distributor may redeem shares from the fund directly; all other investors buy and sell shares at market prices on an exchange.
Country concentration risk. To the extent that the fund invests significantly in a single country, it is more likely to be impacted by events or conditions affecting that country. For example, political and economic conditions and changes in regulatory, tax or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the fund’s performance.
Small and medium-sized company risk. Small and medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small and medium-sized companies, since they lack the financial resources of larger companies. Small and medium-sized company stocks are typically less liquid than large company stocks.
Active trading risk. When a fund meets redemption requests in cash rather than in-kind, active securities trading could raise transaction costs and could result in increased taxable distributions to shareholders and distributions that would be taxable to shareholders at higher federal income tax rates.
Past Performance
The bar chart and table below provide some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compare with those of the Underlying Index and a required broad-based securities market index.The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available on the fund’s website at Xtrackers.com (the website does not form a part of this prospectus).
CALENDAR YEAR TOTAL RETURNS(%)

	Returns	Period ending
Best Quarter	31.00%	March 31, 2019
Worst Quarter	-30.92%	September 30, 2015
Year-to-Date	3.63%	June 30, 2025
Average Annual Total Returns
(For periods ended 12/31/2024 expressed as a %)
All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold shares of the fund in tax-deferred accounts such as individual retirement accounts (“IRAs”) or employee-sponsored retirement plans.
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Xtrackers Harvest CSI 300 China A-Shares ETF

	Inception Date	1 Year	5 Years	10 Years
Returns before tax	11/6/2013	12.55	-0.80	0.49
After tax on distribu- tions		12.04	-1.19	-0.67
After tax on distribu- tions and sale of fund shares		7.43	-0.67	0.03
CSI 300 Index (reflects no deductions for fees, expenses or taxes)		14.52	0.37	1.42
MSCI ACWI ex USA Index (reflects no deduc- tions for fees, expenses or taxes)		5.53	4.10	4.80
Management
Investment Advisor
DBX Advisors LLC
Subadvisor
Harvest Global Investments Limited
Portfolio Managers
Feng Gao, CFA, employee of HGI. Portfolio Manager of the fund. Began managing the fund in 2024.
Lareina Yu, employee of HGI. Portfolio Manager of the fund. Began managing the fund in 2025.
Purchase and Sale of Fund Shares
The fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual fund shares may only be purchased and sold through a brokerage firm. The price of fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to APs who have entered into agreements with ALPS Distributors, Inc., the fund’s distributor. You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) when buying or selling shares (the “bid-ask spread”). Information on the fund’s net asset value, market price, premiums and discounts and bid-ask spreads may be found at Xtrackers.com (the website does not form a part of this prospectus).
Tax Information
The fund's distributions are generally taxable to you as ordinary income or capital gains, except when you are tax-exempt or when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. Any withdrawals you make from such tax-advantaged investment plans, however, may be taxable to you.
Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Prospectus October 1, 2025
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Xtrackers Harvest CSI 300 China A-Shares ETF

Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF

Ticker: ASHS	Stock Exchange: NYSE Arca, Inc.
Investment Objective
The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the CSI 500 Index.
Fees and Expenses
These are the fees and expenses that you will pay when you buy, hold and sell shares. You may also pay other fees, such as brokerage commissions and other fees to financial intermediaries on the purchase and sale of shares of the fund, which are not reflected in the table and example below.
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.65
Other Expenses	None
Total annual fund operating expenses	0.65
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of shares of the fund. It also does not include the transaction fees on purchases and redemptions of Creation Units (defined herein), because those fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$66	$208	$362	$810
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 79% of the average value of its portfolio.
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the CSI 500 Index (the “Underlying Index”), which is designed to reflect the price fluctuation and performance of 500 predominantly small-cap companies in the China A-Share market. DBX Advisors LLC (the “Advisor”) expects that, over time, the correlation between the fund’s performance and that of the Underlying Index, before fees and expenses, will be 95% or better. A figure of 100% would indicate perfect correlation.
A-Shares are equity securities issued by companies incorporated in mainland China and are denominated and traded in renminbi (“RMB”) on stock exchanges in mainland China including the Shenzhen, Shanghai and Beijing Stock Exchanges. Under current regulations in the People’s Republic of China (“China” or the “PRC”), foreign investors can invest in the domestic PRC securities markets through certain market-access programs. These programs include the Shanghai - Hong Kong and Shenzhen - Hong Kong Stock Connect programs (“Stock Connect”) and the Qualified Foreign Investor (“QFI”, including Qualified Foreign Institutional Investor (“QFII”) and Renminbi Qualified Foreign Institutional Investor (“RQFII”)) program, where investors will be required to obtain a license from the China Securities Regulatory Commission (“CSRC”) to participate in the program.
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Stock Connect is a securities trading and clearing program between either the Shanghai Stock Exchange or Shenzhen Stock Exchange, and The Stock Exchange of Hong Kong Limited (“SEHK”), China Securities Depository and Clearing Corporation Limited and Hong Kong Securities Clearing Company Limited. Stock Connect is designed to permit mutual stock market access between mainland China and Hong Kong by allowing investors to trade and settle eligible securities (including A-shares and ETFs) on each market via their local exchanges. Trading through Stock Connect is subject to a daily quota (“Daily Quota”), which limits the maximum daily net purchases on any particular day by Hong Kong investors (and foreign investors trading through Hong Kong) trading PRC listed securities and PRC investors trading Hong Kong listed securities through the relevant Stock Connect. Accordingly, the fund’s direct investments in A-Shares will be limited in part by the Daily Quota that limits total purchases through Stock Connect.
Harvest Global Investments Limited (“HGI” or the “Subadvisor”) is a licensed RQFII and is regarded as a QFI under the prevailing rules and regulations in the PRC, and the fund may therefore invest in A-Shares via HGI's QFI license. The Subadvisor, on behalf of the fund, thus also may invest in A-Shares and other permitted China securities listed on the Shanghai and Shenzhen Stock Exchanges. QFIs have registered with China’s State Administration of Foreign Exchange (“SAFE”) to remit foreign currencies which can be traded on the China Foreign Exchange Trade System (in the case of a QFII) and RMB (in the case of an RQFII) in the PRC for the purpose of investing in the PRC’s domestic securities markets. Investment companies are not currently within the types of entities that are eligible for a QFI license.
The Subadvisor expects to use a full replication indexing strategy to seek to track the Underlying Index. As such, the Subadvisor expects to invest directly in the component securities of the Underlying Index in substantially the same weightings in which they are represented in the Underlying Index. If it is not possible for the Subadvisor to acquire component securities due to limited availability or regulatory restrictions, the Subadvisor may use a representative sampling indexing strategy to seek to track the Underlying Index instead of a full replication indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield), and liquidity measures similar to those of the Underlying Index. The fund may or may not hold all of the securities in the Underlying Index when the Subadvisor is using a representative sampling indexing strategy.
The fund will normally invest at least 80% of its total assets in securities of issuers that comprise the Underlying Index. Due to regulatory changes, effective June 11, 2026, the fund will replace this 80% investment policy and related disclosures set forth in this prospectus. Specifically, effective June 11, 2026, under normal circumstances, the fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in component securities of the Underlying Index. Derivative instruments that provide exposure to the investments above or exposure to one or more market risk factors associated with such investments are included in the fund’s 80% investment policy, consistent with the fund’s investment policies and limitations with respect to investments in derivatives. The fund will seek to achieve its investment objective by primarily investing directly in A-Shares. The fund intends to invest directly in A-Shares through Stock Connect and/or via the Subadvisor’s QFI license. While the fund intends to invest primarily and directly in A-Shares, the fund also may invest in securities of issuers not included in the Underlying Index, certain derivative instruments (see “Derivatives” subsection) and other pooled investment vehicles, including affiliated and/or foreign investment companies, that the Advisor and/or Subadvisor believes will help the fund to achieve its investment objective. The remainder of the fund’s assets will be invested primarily in money market instruments and cash equivalents. Under normal circumstances, the fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in A-Shares of Chinese small-cap issuers or in derivative instruments and other securities that provide investment exposure to A-Shares of Chinese small-cap issuers. The fund may invest in depositary receipts.
As of July 31, 2025, the Underlying Index consisted of 500 securities with an average market capitalization of approximately $4.09 billion and a minimum market capitalization of approximately $1.80 billion. Under normal circumstances, the Underlying Index is reconstituted semi-annually every December and June. The fund changes its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s reconstitution schedule will result in corresponding changes to the fund’s schedule of portfolio changes. Any changes made to the Underlying Index in between scheduled reconstitutions (e.g., in the event of a corporate action) also will result in corresponding changes to the fund’s portfolio.
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that the Underlying Index is concentrated. As of July 31, 2025, a significant percentage of the Underlying Index was comprised of issuers in the information technology, industrials and materials sectors. The fund’s exposure to particular sectors may change over time to correspond to changes in the Underlying Index.
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Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF

The fund may become “non-diversified,” as defined under the Investment Company Act of 1940, as amended, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. Shareholder approval will not be sought when the fund crosses from diversified to non-diversified status under such circumstances.
Shares of the fund are not sponsored, endorsed, sold or promoted by China Securities Index Co., Ltd. (the “Index Provider” or “CSI”) or any affiliate of CSI and CSI bears no liability with respect to the fund or any security.
Derivatives. The fund may invest in derivatives, which are financial instruments whose performance is derived, at least in part, from the performance of an underlying asset, security or index. In particular, portfolio management may use futures contracts, stock index futures, options on futures, swap contracts and other types of derivatives in seeking performance that corresponds to the Underlying Index and will not use such instruments for speculative purposes.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the section of this Prospectus entitled “Additional Information About Fund Strategies, Underlying Index Information and Risks” and in the Statement of Additional Information (“SAI”). An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. High market volatility may also result from significant shifts in momentum of one or more specific stocks due to unusual increases or decreases in trading activity. Momentum can change quickly, and securities subject to shifts in momentum may be more volatile than the market as a whole and returns on such securities may drop precipitously. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Market disruption risk. Economies and financial markets throughout the world have become increasingly interconnected, which has increased the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. This includes reliance on global supply chains that are susceptible to disruptions resulting from, among other things, war and other armed conflicts, tariffs, extreme weather events, and natural disasters. Such supply chain disruptions can lead to, and have led to, economic and market disruptions that have far-reaching effects on financial markets worldwide. The value of the fund’s investments may be negatively affected by adverse changes in overall economic or market conditions, such as the level of economic activity and productivity, unemployment and labor force participation rates, inflation or deflation (and expectations for inflation or deflation), interest rates, demand and supply for particular products or resources including labor, debt levels and credit ratings, and trade policies, among other factors. Such adverse conditions may contribute to an overall economic contraction across entire economies or markets, which may negatively impact the profitability of issuers operating in those economies or markets. In addition, geopolitical and other globally interconnected occurrences, including war, terrorism, economic uncertainty or financial crises, contagion, tariffs and trade disputes, government debt crises (including defaults or downgrades) or uncertainty about government debt payments, government shutdowns, public health crises, natural disasters, supply chain disruptions, climate change and related events or conditions, have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Adverse market conditions or disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by adverse market conditions or a particular market disruption, the duration and effects may not be the same for all types of assets.
Current military and other armed conflicts in various geographic regions, including those in Europe and the Middle East, can lead to, and have led to, economic and market disruptions, which may not be limited to the geographic region in which the conflict is occurring. Such conflicts can also result, and have resulted in some cases, in sanctions being levied by the United States, the European Union and/or other countries against countries or other actors involved in the conflict. In addition, such
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conflicts and related sanctions can adversely affect regional and global energy, commodities, financial and other markets and thus could affect the value of the fund's investments. The extent and duration of any military conflict, related sanctions and resulting economic and market disruptions are impossible to predict, but could be substantial.
Other market disruption events include pandemic spread of viruses, such as the novel coronavirus known as COVID-19, which have caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions, and may adversely affect the fund and its investments.
In addition, markets are becoming increasingly susceptible to disruption events resulting from the use of new and emerging technologies to engage in cyber-attacks or to take over the websites and/or social media accounts of companies, governmental entities or public officials, or to otherwise pose as or impersonate such, which then may be used to disseminate false or misleading information that can cause volatility in financial markets or for the securities of a particular company, group of companies, industry or other class of assets.
Adverse market conditions or particular market disruptions, such as those discussed above, may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
Special risk considerations relating to investments in A-Shares. The Advisor’s ability to achieve the fund’s investment objective by investing in the component securities of the Underlying Index is dependent on the continuous availability of A-Shares. Because the fund will not be able to invest directly in A-Shares beyond the limits that may be imposed by Stock Connect and/or the QFI program, the size of the fund’s direct investment in A-Shares may be limited. If the fund is unable to access sufficient A-Shares, the Subadvisor may seek to gain exposure to the A-Share market by investing in securities not included in the Underlying Index, futures contracts, swaps and other derivative instruments, and other pooled investment vehicles, including foreign and/or affiliated funds, that provide exposure to the A-Share market until additional access can be obtained. If the fund is unable to obtain sufficient exposure to the performance of the Underlying Index due to the unavailability of access to A-Shares or other investments that provide exposure to the performance of A-Shares, the fund could, among other actions, limit or suspend creations until the Subadvisor determines that the requisite exposure to the Underlying Index is obtainable. During the period that creations are limited or suspended, the fund could trade at a significant premium or discount to the NAV and could experience substantial redemptions.
Alternatively, the fund could change its investment objective by, for example, seeking to track an alternative index that does not include A-Shares as its component securities, or decide to liquidate the fund.
On May 7, 2020, the People’s Bank of China (“PBOC”) and SAFE jointly issued the Regulations on Funds of Securities and Futures Investment by Foreign Institutional Investors (PBOC & SAFE Announcement [2020] No. 2) (the “2020 Regulations”) which came into effect on June 6, 2020. The Regulations removed the quota restrictions on investment. However, there is no guarantee that the quotas will continue to be relaxed. On September 25, 2020, the CSRC, the PBOC, and SAFE jointly issued the Measures for the Administration of Domestic Securities and Futures Investment by Qualified Foreign Institutional Investors and RMB Qualified Foreign Institutional Investors (CSRC Decree No. 176) and the CSRC issued the Provisions on Issues Concerning the Implementation of the Measures for the Administration of Domestic Securities and Futures Investment by Qualified Foreign Institutional Investors and RMB Qualified Foreign Institutional Investors (CSRC Announcement [2020] No.63), which came into effect on November 1, 2020. The major revisions to the previous rules included merger of the QFII regime and RQFII regime, relaxation of qualification requirements and facilitating investment and operations of QFIIs and RQFIIs, expansion of investment scope and enhancing ongoing supervision. On July 26, 2024, the PBOC and SAFE jointly issued the revised Regulations on Funds of Securities and Futures Investment by Foreign Institutional Investors (PBOC & SAFE Announcement [2024] No. 7) (the “2024 Regulations”), which came into effect on August 26, 2024, and the 2020 Regulations were simultaneously repealed. The 2024 Regulations simplify business registration, optimize account management, and facilitate QFIs’ management of foreign exchange currency risks through entering into foreign exchange derivative transactions. As of the date of this prospectus, the 2024 Regulations are a relatively new development, and their application may depend on the interpretation given by the relevant PRC authorities. The current QFI laws, rules and regulations are subject to change, which may take retroactive effect. In addition, there can be no assurance that the QFI laws, rules and regulations will not be abolished. The fund, which invests in the PRC markets through a QFI, may be adversely affected as a result of such changes.
Risks of investing through Stock Connect. Trading through Stock Connect is subject to a number of restrictions that may affect the fund’s investments and returns. For example, trading through Stock Connect is subject to the Daily Quota, which may restrict or preclude the fund’s ability to invest in eligible securities through Stock Connect (“Stock Connect Securities”). In addition, investments made through Stock Connect are subject to trading, clearance and settlement procedures that are relatively untested in the PRC, which could pose risks to the fund. Moreover, Stock Connect Securities generally may not be
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sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. A primary feature of Stock Connect is the application of the home market’s laws and rules applicable to investors in securities. Therefore, the fund’s investments in Stock Connect Securities are generally subject to PRC securities regulations and listing rules, among other restrictions. Finally, while foreign investors currently are exempted from paying capital gains or value-added taxes on income and gains from investments in Stock Connect Securities, these PRC tax rules could be changed, which could result in unexpected tax liabilities for the fund.
Stock Connect will only operate on days when both the mainland Chinese and Hong Kong markets are open for trading. Therefore, an investment in securities through Stock Connect may subject the fund to the risk of price fluctuations on days when one of the mainland Chinese or Hong Kong markets are open, but Stock Connect is not trading.
The Stock Connect program is a relatively new program. Further developments are likely and there can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and the PRC, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program are uncertain, and they may have a detrimental effect on the fund’s investments and returns.
Special risk considerations of investing in China. Investing in securities of Chinese issuers involves certain risks and considerations not typically associated with investing in securities of US issuers, including, among others, (i) more frequent (and potentially widespread) trading suspensions and government interventions with respect to Chinese issuers, resulting in lack of liquidity and in price volatility, (ii) currency revaluations and other currency exchange rate fluctuations or blockage, (iii) the nature and extent of intervention by the Chinese government in the Chinese securities markets (including both direct and indirect market stabilization efforts, which may affect valuations of Chinese issuers), whether such intervention will continue and the impact of such intervention or its discontinuation, (iv) the risk of nationalization or expropriation of assets, (v) the risk that the Chinese government may decide not to continue to support economic reform programs, (vi) limitations on the use of brokers (or action by the Chinese government that discourages brokers from serving international clients), (vii) higher rates of inflation, (viii) greater political, economic and social uncertainty, (ix) higher market volatility caused by any potential regional territorial conflicts or natural disasters, (x) the risk of increased trade tariffs, embargoes and other trade or regulatory limitations, (xi) restrictions on foreign ownership, which require US investors to invest in offshore special purpose companies to obtain indirect exposure to Chinese issuers, (xii) custody risks associated with investing through Stock Connect, a QFI or other programs to access the Chinese securities markets, (xiii) market regulations which may affect the ability of certain stockholders to sell Chinese securities when it would otherwise be advisable, (xiv) different and less stringent financial reporting standards, and (xv) increased political pressure from the US and other countries to restrict the ability of investors outside China to invest in Chinese issuers.
The willingness of the Chinese government to support the Chinese and Hong Kong economies and markets is uncertain and changes in government policy could significantly affect the markets in both China and Hong Kong. In addition, Taiwan's geographic proximity and history of political contention with China have resulted in ongoing tensions between the two countries and those tensions have increased in recent years. Increased tensions or conflict (whether actual or threatened) between Taiwan and China, including if China were to attempt unification of Taiwan by force, may significantly disrupt the Chinese and global markets and economies around the world, including the global semiconductor market given Taiwan's pivotal role in that market, and could have an adverse effect on an investment in China.
Changes to political and economic relationships, including recent trade and policy disputes and strained international relations, between China and other countries could have an adverse effect on an investment in China. Increasing tensions between China and its trading partners, including the US, have resulted in tariffs and other limitations, and may in the future result in additional measures or actions. US investment restrictions could preclude a fund from investing in certain Chinese issuers. For example, the PRC is currently designated as a “foreign adversary” for certain purposes under US law and, as a result, certain restrictions may apply to transactions involving Chinese information communications technology and services. Continued hostility and the potential for future political or economic disturbances between China and the US may have an adverse impact on the values of investments in China, the US and/or other countries. If the political climate between the US and China does not improve or deteriorates or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the fund's assets may go down.
From time to time China has experienced outbreaks of infectious illnesses, such as the novel coronavirus known as COVID-19, and the country may be subject to other infectious illnesses, diseases or other public health emergencies in the future. Any public health emergency could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy, which in turn could adversely affect the fund’s
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investments. These risks may be heightened to the extent China pursues a “zero COVID” or similar strategy that attempts to eradicate the incidence of a disease for extended periods, thus leading to shutdowns or other interventions which affect the Chinese and/or global economy for periods beyond that which might be caused by the public health policies of other countries.
A-Shares tax risk. Uncertainties in the Chinese tax rules governing taxation of income and gains from investments in A-Shares could result in unexpected tax liabilities for the fund (or, as applicable, an underlying fund that the fund may invest in to gain exposure to A-Shares). China generally imposes withholding tax at a rate of 10% on dividends and interest derived by nonresident enterprises (including QFIs) from issuers resident in China. China also imposes withholding tax at a rate of 10% on capital gains derived by nonresident enterprises from investments in an issuer resident in China, subject to an exemption or reduction pursuant to domestic law or a double taxation agreement or arrangement.
Since the respective inception of the Shanghai – Hong Kong and Shenzhen – Hong Kong Stock Connect programs, foreign investors (including the fund) investing in A-Shares through Stock Connect would be temporarily exempt from the PRC corporate income tax and value- added tax on the gains on disposal of such A-Shares. Dividends would be subject to PRC corporate income tax on a withholding basis at 10%, unless reduced under a double tax treaty with China upon application to and obtaining approval from the competent tax authority. Since November 17, 2014, the corporate income tax for QFIs, with respect to capital gains, has been temporarily lifted. The withholding tax relating to the realized gains from shares in land-rich companies prior to November 17, 2014 has been paid by the fund, while realized gains from shares in non-land-rich companies prior to November 17, 2014 were granted by treaty relief pursuant to the PRC-US Double Taxation Agreement. During 2015, revenue authorities in the PRC made arrangements for the collection of capital gains taxes for investments realized between November 17, 2009 and November 16, 2014. The fund could be subject to tax liability for any tax payments for which reserves have not been made or that were not previously withheld. The impact of any such tax liability on the fund’s return could be substantial. The fund may also be liable to the Advisor or Subadvisor for any tax that is imposed on the Advisor or Subadvisor by the PRC with respect to the fund’s investments. If the fund’s direct investments in A-Shares through the Advisor’s or Subadvisor’s QFI license become subject to repatriation restrictions or delays, the fund may be unable to satisfy distribution requirements applicable to regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and be subject to tax at the fund level. In the event such restrictions are imposed, a fund may borrow money to the extent necessary to distribute to shareholders income sufficient to maintain the fund’s status as a RIC.
The current PRC tax laws and regulations and interpretations thereof may be revised or amended in the future, potentially retroactively, including with respect to the possible liability of the fund for the taxation of income and gains from investments in A-Shares through Stock Connect or obligations of a QFI. The withholding taxes on dividends, interest and capital gains may in principle be subject to a reduced rate under an applicable tax treaty, but the application of such treaties in the case of a QFI acting for a foreign investor such as the fund is also uncertain. Finally, it is also unclear whether an RQFII would also be eligible for PRC Business Tax (“BT”) exemption, which has been granted to QFIIs, with respect to gains derived prior to May 1, 2016. In practice, the BT has not been collected. However, the imposition of such taxes on the fund could have a material adverse effect on the fund’s returns. Under the value-added tax regime, BT exemption granted to QFIIs with respect to gains realized from the trading of PRC marketable securities has been grandfathered (i.e., QFIIs continue to enjoy exemption on gains under the value-added tax regime). Since May 1, 2016, RQFIIs are exempt from PRC value-added tax, which replaced the BT with respect to gains realized from the disposal of securities, including A-Shares.
The PRC rules for taxation of QFIs are evolving and certain tax regulations to be issued by the PRC State Administration of Taxation and/or PRC Ministry of Finance to clarify the subject matter may apply retrospectively, even if such rules are adverse to the fund and its shareholders.
If the PRC begins applying tax rules regarding the taxation of income from A-Shares investments to QFIs and/or begins collecting capital gains taxes on such investments (whether made through Stock Connect or a QFI), the fund or an underlying fund could be subject to withholding tax liability in excess of the amount reserved (if any). The impact of any such tax liability on the fund’s or an underlying fund’s return could be substantial. The fund will be liable to the Advisor or Subadvisor for any Chinese tax that is imposed on the Advisor or Subadvisor with respect to the fund’s investments.
As described below under “Taxes – US Federal Income Tax on Distributions,” the fund may elect, for US federal income tax purposes, to treat Chinese taxes (including withholding taxes) paid by the fund as paid by its shareholders. Even if the fund is qualified to make that election and does so, however, your ability to claim a credit or deduction for certain Chinese taxes may be limited under general US tax principles.
Should the Chinese government impose restrictions on the fund’s ability to repatriate funds associated with direct investment in A-Shares, the fund may be unable to satisfy
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distribution requirements applicable to RICs under the Internal Revenue Code, and the fund may therefore be subject to fund-level US federal taxes.
Risks relating to QFI status. Because the fund does not satisfy the criteria to qualify as a QFI itself, the fund intends to invest directly in A-Shares via the Subadvisor’s QFI license and may also invest through Stock Connect. A revocation or elimination of the Subadvisor’s QFI license may not only adversely affect the ability of the fund to invest directly in A-Shares, but also the performance of pooled investment vehicles linked to the performance of A-Shares. Therefore, any such revocation or elimination may have a material adverse effect on the ability of the fund to achieve its investment objective. These risks are compounded by the fact that at present there are only a limited number of firms and counterparties that have QFI status. In addition, the QFI license may be revoked by Chinese regulators if, among other things, the Subadvisor fails to observe SAFE and other applicable Chinese regulations, which could also lead to other adverse consequences, including the requirement that the fund dispose of its A-Shares holdings. Because the Subadvisor’s QFI license would be in the name of the Subadvisor rather than the fund, there is also a risk that regulatory actions taken against the Subadvisor by PRC government authorities may affect the fund.
In addition, there are custody risks associated with investing through a QFI. All A-Shares or other permissible securities acquired by a QFI are maintained by its local custodian in the PRC (“PRC sub-custodian”) in accordance with the applicable laws and regulations in the PRC, in one or more securities accounts in the names of the fund and the Subadvisor as the QFI. The Subadvisor may not use the account for any other purpose than for maintaining the fund’s assets. However, given that the securities trading account will be maintained in the name of the Subadvisor for the benefit of the fund, the fund’s assets may not be as well protected as they would be if it were possible for them to be registered and held solely in the name of the fund. In particular, there is a risk that creditors of the Subadvisor may assert that the securities are owned by the Subadvisor and not the fund, and that a court would uphold such an assertion, in which case creditors of the Subadvisor could seize assets of the fund. Furthermore, cash deposited in the cash account of the fund with the PRC sub-custodian will not be segregated but will be a debt owing from the PRC sub-custodian to the fund as a depositor. Such cash will be co-mingled with cash that belongs to other clients or creditors of the PRC sub-custodian. In the event of bankruptcy or liquidation of the PRC sub-custodian, the fund will not have any proprietary rights to the cash deposited in such cash account, and the fund will become an unsecured creditor, ranking pari passu with all other unsecured creditors, of the PRC sub-custodian. The fund may face difficulty and/or encounter delays in recovering such debt, or may not be able to recover it in full or at all, in which case the fund will suffer losses.
Depositary receipt risk. Depositary receipts involve similar risks to those associated with investments in securities of non-US issuers. Depositary receipts also may be less liquid than the underlying shares in their primary trading market. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.
Derivatives risk. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Risks associated with derivatives may include the risk that the derivative is not well correlated with the underlying asset, security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation, which risk may be heightened in derivative transactions entered into “over-the-counter” (i.e., not on an exchange or contract market); and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund’s exposure to the market and magnify potential losses.
Futures risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return and the potential loss from futures can exceed the fund’s initial investment in such contracts.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Currency and repatriation risk. The Underlying Index is calculated in onshore RMB (CNY), whereas the fund’s reference currency is the US dollar. As a result, the fund’s return may be adversely affected by currency exchange rates. Further, although offshore RMB and onshore RMB are the same currency, they trade at different rates. To the extent the fund needs to exchange offshore RMB and onshore RMB, any divergence between offshore RMB and onshore RMB may adversely impact shareholders. The
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value of the US dollar measured against other currencies is influenced by a variety of factors. These factors include: interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, tariffs and trade policies, global energy prices, political instability and government monetary policies and the buying or selling of currencies by a country’s government.
In addition, the Chinese government heavily regulates the domestic exchange of foreign currencies within China. Chinese law requires that all domestic transactions must be settled in RMB, places significant restrictions on the remittance of foreign currencies, and strictly regulates currency exchange from RMB. There is no assurance that there will always be sufficient amounts of RMB for the fund to remain fully invested. Repatriations by QFIs are currently not subject to repatriation restrictions or prior regulatory approval, although a review on authenticity and compliance will be conducted on each remittance and repatriation by the PRC sub-custodian appointed by the QFI. The repatriation process may be subject to certain requirements set out in the relevant regulations such as submission of certain documents, and completion of the repatriation process may be subject to delay. Furthermore, as the PRC sub-custodian’s review on authenticity and compliance is conducted on each repatriation, the repatriation may be delayed or even rejected by the PRC sub-custodian in case of non-compliance with the QFI rules and regulations. In such case, redemption proceeds will be paid to the redeeming investors as soon as practicable after completion of the repatriation of funds concerned. The actual time required for the completion of the relevant repatriation will be beyond the Subadvisor’s control. However, there is no assurance that Chinese rules and regulations will not change or that repatriation restrictions will not be imposed in the future. Further, such changes to the Chinese rules and regulations may be applied retroactively. Any restrictions on repatriation of the fund’s portfolio investments may have an adverse effect on the fund’s ability to meet redemption requests.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance. The fund may become more focused in particular industries, asset classes or sectors of the economy as a result of changes in the valuation of the fund’s investments or fluctuations in the fund’s assets, and the fund is not required to reduce such exposures under these circumstances.
Information technology sector risk. To the extent that the fund invests significantly in the information technology sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the information technology sector. Information technology companies are particularly vulnerable to government regulation and policies and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. The continuation or worsening of the current political climate between China and the US could result in additional regulatory restrictions being contemplated or imposed in the US or in China that could have a material adverse effect on the fund's investments in the information technology sector (see “Risks of investing in China” in the “Fund Details” section). Information technology companies also face competition for services of qualified personnel. Additionally, the products of information technology companies may face obsolescence due to rapid technological development and frequent new product introduction by competitors. Finally, information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.
Industrials sector risk. To the extent that the fund invests significantly in the industrials sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the industrials sector. Companies in the industrials sector may be adversely affected by changes in government regulation, tariffs and trade policy, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.
Materials sector risk. To the extent the fund invests a significant portion of its assets in securities issued by companies in the materials sector, the fund will be sensitive to changes in, and the fund's performance may depend to a greater extent on, the overall condition of the materials sector. Companies engaged in the mining production or distribution of goods in the materials sector may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, tariffs and trade policies, imposition of import controls, litigation and government regulations, increased competition, over-production, depletion of resources and labor relations.
Passive investing risk. Unlike a fund that is actively managed, in which portfolio management buys and sells securities based on research and analysis, the fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. Because the fund is designed to maintain a high level of exposure to the Underlying Index at all times, portfolio management
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generally will not buy or sell a security unless the security is added or removed, respectively, from the Underlying Index, and will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Index-related risk. The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. The Index Provider may cease publication of the Underlying Index or may terminate the license agreement allowing the fund to use the Underlying Index, either of which could have a material adverse effect on the fund. Market disruptions could cause delays in the Underlying Index’s reconstitution and rebalancing schedule. During any such delay, it is possible that the Underlying Index and, in turn, the fund will deviate from the Underlying Index’s stated methodology and therefore experience returns different than those that would have been achieved under a normal reconstitution and rebalancing schedule. Generally, the Index Provider does not provide any warranty, or accept any liability, with respect to the quality, accuracy or completeness of the Underlying Index or its related data, and does not guarantee that the Underlying Index will be in line with its stated methodology. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its stated methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. The Advisor may have limited ability to detect such errors and neither the Advisor nor its affiliates provide any warranty or guarantee against such errors. Therefore, the gains, losses or costs associated with the Index Provider’s errors will generally be borne by the fund and its shareholders.
Index-related risk may be higher for a fund that tracks an index comprised of, or an index that includes, foreign securities, and in particular emerging markets securities, because regulatory and reporting requirements may differ from those in the US, resulting in a heightened risk of errors in the index data, index computation and/or index construction due to unreliable, out-dated or unavailable information.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
If the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss or recognize a gain that may be distributed to shareholders as a taxable distribution.
Pricing risk. If market conditions make it difficult to value some investments (including China A-Shares), the fund may value these investments using more subjective methods and the value determined for an investment may be materially different from the value realized upon such investment’s sale.
Tracking error risk. The performance of the fund may diverge from that of its Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. In addition, to the extent that portfolio management uses a representative sampling approach (investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index) it may cause the fund to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other reasons. To the extent the fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices (i.e., the value of the Underlying Index is not based
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on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. The performance of the fund also may diverge from that of the Underlying Index if the Advisor and/or Subadvisor seek to gain exposure to A-Shares by investing in securities not included in the Underlying Index, derivative instruments, and other pooled investment vehicles because the Stock Connect Daily Quota has been exhausted or the Subadvisor is unable to maintain its QFI status. For tax purposes, the fund may sell certain securities, and such sale may cause the fund to recognize a taxable gain or a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
Tracking error risk may be higher for funds that track indices with significant weight in foreign issuers, and in particular emerging markets issuers, than funds that do not track such indices. The fund may also experience operational delays in establishing the necessary accounts and required regulatory approvals to trade, which may delay the fund's ability to hold securities.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from the NAV during periods of market volatility. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units (defined below), the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. If market makers exit the business or are unable to continue making markets in fund shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or other market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by the fund may be traded in markets that close at a different time than the exchange on which the fund’s shares trade. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. The bid/ask spread of the fund may be wider in comparison to the bid/ask spread of other ETFs, due to the fund’s exposure to A-Shares. If the markets for the fund’s portfolio securities experience decreased liquidity, the trading markets for the fund’s shares may also become less liquid with corresponding widening in the bid-ask spreads and differences between the market price and NAV of the fund’s shares. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s market price. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund at NAV.
Valuation risk. Because non-US markets may be open on days when the fund does not price its shares, the value of the securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers, index provider or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ or index provider’s assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers or index provider may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers or index provider could impact the
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ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, index provider, fund counterparties, issuers of securities held by the fund or other market participants.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as Authorized Participants (“APs”). Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described in the section of this Prospectus entitled “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Non-diversification risk. At any given time, due to the composition of the Underlying Index, the fund may be classified as “non-diversified” under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.
Cash transactions risk. Unlike most other ETFs, the fund expects to effect its creations and redemptions principally for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the fund to dispose of or sell portfolio investments to obtain the cash needed to distribute redemption proceeds at an inopportune time. This may cause the fund to recognize gains or losses that it might not have incurred if it had made a redemption in-kind. As a result, the fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in kind. Only APs who have entered into an agreement with the fund’s distributor may redeem shares from the fund directly; all other investors buy and sell shares at market prices on an exchange.
Country concentration risk. To the extent that the fund invests significantly in a single country, it is more likely to be impacted by events or conditions affecting that country. For example, political and economic conditions and changes in regulatory, tax or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the fund’s performance.
Small-sized company risk. Small company stocks tend to be more volatile than medium-sized or large company stocks. Because stock analysts are less likely to follow small companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they may lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.
Past Performance
The bar chart and table below provide some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compare with those of the Underlying Index and a required broad-based securities market index.The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available on the fund’s website at Xtrackers.com (the website does not form a part of this prospectus).
CALENDAR YEAR TOTAL RETURNS(%)

	Returns	Period ending
Best Quarter	36.43%	March 31, 2015
Worst Quarter	-38.15%	September 30, 2015
Year-to-Date	6.64%	June 30, 2025
Average Annual Total Returns
(For periods ended 12/31/2024 expressed as a %)
All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold shares of the fund in tax-deferred accounts such as individual retirement accounts (“IRAs”) or employee-sponsored retirement plans.
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	Inception Date	1 Year	5 Years	10 Years
Returns before tax	5/21/2014	2.96	1.16	-1.04
After tax on distribu- tions		2.69	1.00	-1.45
After tax on distribu- tions and sale of fund shares		1.76	0.96	-0.84
CSI 500 Index (reflects no deductions for fees, expenses or taxes)		4.39	2.21	0.23
MSCI ACWI ex USA Index (reflects no deduc- tions for fees, expenses or taxes)		5.53	4.10	4.80
Management
Investment Advisor
DBX Advisors LLC
Subadvisor
Harvest Global Investments Limited
Portfolio Managers
Feng Gao, CFA, employee of HGI. Portfolio Manager of the fund. Began managing the fund in 2024.
Lareina Yu, employee of HGI. Portfolio Manager of the fund. Began managing the fund in 2025.
Purchase and Sale of Fund Shares
The fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual fund shares may only be purchased and sold through a brokerage firm. The price of fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to APs who have entered into agreements with ALPS Distributors, Inc., the fund’s distributor. You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) when buying or selling shares (the “bid-ask spread”). Information on the fund’s net asset value, market price, premiums and discounts and bid-ask spreads may be found at Xtrackers.com (the website does not form a part of this prospectus).
Tax Information
The fund's distributions are generally taxable to you as ordinary income or capital gains, except when you are tax-exempt or when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. Any withdrawals you make from such tax-advantaged investment plans, however, may be taxable to you.
Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Fund Details
Additional Information About Fund Strategies, Underlying Index Information and Risks
Xtrackers Harvest CSI 300 China A-Shares ETF
Investment Objective
The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the CSI 300 Index.
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investments results that correspond generally to the performance, before fees and expense, of the CSI 300 Index (the “Underlying Index”), which is designed to reflect the price fluctuation and performance of the China A-Share market and is composed of the 300 largest and most liquid stocks in the China A-Share market. DBX Advisors LLC (the “Advisor”) expects that, over time, the correlation between the fund’s performance and that of the Underlying Index, before fees and expenses, will be 95% or better. A figure of 100% would indicate perfect correlation.
A-Shares are equity securities issued by companies incorporated in mainland China and are denominated and traded in renminbi (“RMB”) on stock exchanges in mainland China including the Shenzhen, Shanghai and Beijing Stock Exchanges. Under current regulations in the People’s Republic of China (“China” or the “PRC”), foreign investors can invest in the domestic PRC securities markets through certain market-access programs. These programs include the Shanghai - Hong Kong and Shenzhen - Hong Kong Stock Connect programs (“Stock Connect”) and the Qualified Foreign Investor (“QFI”, including Qualified Foreign Institutional Investor (“QFII”) and Renminbi Qualified Foreign Institutional Investor (“RQFII”)) program, where investors will be required to obtain a license from the China Securities Regulatory Commission (“CSRC”) to participate in the program.
Stock Connect is a securities trading and clearing program between either the Shanghai Stock Exchange or Shenzhen Stock Exchange and The Stock Exchange of Hong Kong Limited (“SEHK”), China Securities Depository and
Clearing Corporation Limited and Hong Kong Securities Clearing Company Limited. Stock Connect is designed to permit mutual stock market access between mainland China and Hong Kong by allowing investors to trade and settle eligible securities (including A-shares and ETFs) on each market via their local exchanges. Trading through Stock Connect is subject to a daily quota (“Daily Quota”), which limits the maximum daily net purchases on any particular day by Hong Kong investors (and foreign investors trading through Hong Kong) trading PRC listed securities and PRC investors trading Hong Kong listed securities through the relevant Stock Connect. Accordingly, the fund’s direct investments in A-Shares will be limited in part by the Daily Quota that limits total purchases through Stock Connect.
Harvest Global Investments Limited (the “Subadvisor” or “HGI”) is a licensed RQFII and is regarded as a QFI under the prevailing rules and regulations in the PRC, and the fund may therefore invest in A-Shares via HGI’s QFI license. The Subadvisor, on behalf of the fund, thus also may invest in A-Shares and other permitted China securities listed on the Shanghai and Shenzhen Stock Exchanges. QFIs have also registered with China’s State Administration of Foreign Exchange (“SAFE”) to remit foreign currencies which can be traded on the China Foreign Exchange Trade System (in the case of a QFII) and RMB (in the case of an RQFII) in the PRC for the purpose of investing in the PRC’s domestic securities markets. Investment companies are not currently within the types of entities that are eligible for a QFI license.
The Subadvisor expects to use a full replication indexing strategy to seek to track the Underlying Index. As such, the Subadvisor expects to invest directly in the component securities of the Underlying Index in substantially the same weightings in which they are represented in the Underlying Index. If it is not possible for the Subadvisor to acquire component securities due to limited availability or regulatory restrictions, the Subadvisor may use a representative sampling indexing strategy to seek to track the Underlying Index instead of a full replication indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are
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expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield), and liquidity measures similar to those of the Underlying Index. The fund may or may not hold all of the securities in the Underlying Index when the Subadvisor is using a representative sampling indexing strategy.
The fund will normally invest at least 80% of its total assets in securities of issuers that comprise the Underlying Index. Due to regulatory changes, effective June 11, 2026, the fund will replace this 80% investment policy and related disclosures set forth in this prospectus. Specifically, effective June 11, 2026, under normal circumstances, the fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in component securities (including depositary receipts in respect of such securities) of the Underlying Index. Derivative instruments that provide exposure to the investments above or exposure to one or more market risk factors associated with such investments are included in the fund’s 80% investment policy, consistent with the fund’s investment policies and limitations with respect to investments in derivatives. The fund will seek to achieve its investment objective by primarily investing directly in A-Shares. The fund intends to invest directly in A-Shares through Stock Connect and/or via the Subadvisor’s QFI license. While the fund intends to invest primarily and directly in A-Shares, the fund also may invest in securities of issuers not included in the Underlying Index, certain derivative instruments (see “Derivatives” subsection) and other pooled investment vehicles, including affiliated and/or foreign investment companies, that the Advisor and/or Subadvisor believes will help the fund to achieve its investment objective. The remainder of the fund’s assets will be invested primarily in money market instruments and cash equivalents. Under normal circumstances, the fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in A-Shares of Chinese issuers or in derivative instruments and other securities that provide investment exposure to A-Shares of Chinese issuers. The fund may invest in depositary receipts. The fund will not invest in any unlisted depositary receipt or any depositary receipt that the Advisor and/or Subadvisor deem illiquid at the time of purchase or for which pricing information is not readily available.
As of July 31, 2025, the Underlying Index consisted of 300 securities with an average market capitalization of approximately $27.02 billion and a minimum market capitalization of approximately $4.56 billion. Under normal circumstances, the Underlying Index is reconstituted semi-annually every June and December. The fund changes its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s reconstitution schedule will result in corresponding changes to the fund’s schedule of portfolio changes. Any changes made to the Underlying Index in between scheduled reconstitutions (e.g., in the event of a corporate action) also will result in corresponding changes to the fund’s portfolio.
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that the Underlying Index is concentrated. As of July 31, 2025, a significant percentage of the Underlying Index was comprised of issuers in the financials, information technology and industrials sectors. The fund’s exposure to particular sectors may change over time to correspond to changes in the Underlying Index.
The Subadvisor intends to fully (or at least substantially) replicate the fund’s Underlying Index, but may pursue a representative sampling indexing strategy in circumstances where there is limited availability of component securities or regulatory restrictions that inhibit the transferability of component securities. In addition, from time to time, the Subadvisor may choose to underweight or overweight a security in the fund’s Underlying Index, purchase securities not included in the Underlying Index that the Subadvisor believes are appropriate to substitute for certain securities in the Underlying Index, or utilize various combinations of other available investment techniques to seek to track, before fees and expenses, the performance of the Underlying Index. The fund also may seek to gain exposure to A-Shares through means other than the use of the Subadvisor’s QFI status, including Stock Connect or any other method permitted by PRC law and consistent with the fund’s investment policies. The Subadvisor may also sell securities that are represented in the fund’s Underlying Index in anticipation of their removal from the Underlying Index or purchase securities not represented in the Underlying Index in anticipation of their addition to the Underlying Index.
The fund may invest its assets in other securities, including, but not limited to: (i) interests in pooled investment vehicles, including affiliated and foreign funds (certain funds may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and therefore, not subject to the same investor protections as the fund), (ii) securities not in the Underlying Index, including: (a) depositary receipts (depositary receipts, including American depositary receipts (“ADRs”) may be used by the fund in seeking performance that corresponds to the fund’s Underlying Index and in managing cash flows, and they may count towards compliance with the fund’s 80% investment policies), (iii) cash and cash equivalents, (iv) money market instruments, such as repurchase agreements or money market funds (including money market funds advised by the Advisor, HGI or their affiliates subject to applicable limitations under the 1940 Act, or exemptions therefrom), (v) convertible securities and (vi) structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index).
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The fund may become “non-diversified,” as defined under the Investment Company Act of 1940, as amended, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. Shareholder approval will not be sought when the fund crosses from diversified to non-diversified status under such circumstances.
Shares of the fund are not sponsored, endorsed, sold or promoted by China Securities Index Co., Ltd. (the “Index Provider” or “CSI”) or any affiliate of CSI and CSI bears no liability with respect to the fund or any security.
Derivatives. The fund may invest in derivatives, which are financial instruments whose performance is derived, at least in part, from the performance of an underlying asset, security or index. In particular, portfolio management may use futures contracts, stock index futures, options on futures, swap contracts and other types of derivatives in seeking performance that corresponds to the Underlying Index and will not use such instruments for speculative purposes. A futures contract is a standardized exchange-traded agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time.
Active trading. The fund may trade securities actively and this may lead to high portfolio turnover.
Underlying Index Information
CSI 300 Index
The Underlying Index is calculated and maintained by CSI. The Underlying Index is a modified free-float market capitalization weighted index composed of the largest and most liquid stocks in the China A-Share market. Constituent stocks for the Underlying Index must have been listed for more than one year on the Science and Technology Innovation Board of the Shanghai Stock Exchange or the ChiNext Board at the Shenzen Stock Exchange and on either the Shanghai Stock Exchange or the Shenzhen Stock Exchange for more than three months for other stocks (unless the stock’s average daily A-Share market capitalization since its initial listing ranks among the top 30 of all A-Shares), have demonstrated positive performance without serious financial problems, and not be subject to abnormal volatility or other evidence of possible market manipulation. If an issuer has reported a loss in its annual report or semi-annual report, the issuer’s stock will not be removed from the index if they are already included, but an issuer with a similar situation will not be eligible for inclusion in the Underlying Index. In addition, if an issuer experiences stock price volatility that is not attributable to market demand and supply factors, but rather the possible result of market manipulation, the Index Provider will take such factor into consideration when determining whether the issuer is eligible for inclusion or continued inclusion in the Underlying Index. When determining eligibility, the Index Provider also may consider other factors, such as whether the issuer has been subject to any administrative penalty or regulatory investigation. As of July 31, 2025, the Underlying Index consisted of 300 securities with an average market capitalization of approximately $27.02 billion and a minimum market capitalization of approximately $4.56 billion. These amounts are subject to change.
When selecting constituent stocks for the Underlying Index, the Index Provider: (1) calculates the daily average trading value and daily average total market capitalization during the most recent year (or in the case of a new issue, during the time since its initial listing) for all the stocks in the stock universe; (2) ranks the stocks in the stock universe in descending order according to their average daily trading values, and excludes the bottom 50%; and (3) ranks the remaining stocks in descending order according to their average daily market capitalization and selects those which rank top 300 as constituent stocks of the Underlying Index.
The weighting of a company in the Underlying Index is intended to be a reflection of the current importance of that company in the China A-Share market as a whole.
Stocks are selected and weighted according to market capitalization. A company is heavily weighted in the Underlying Index if it has a relatively larger free-float market capitalization than the rest of the constituents in the Underlying Index. The constituents of the Underlying Index are periodically reviewed by the Index Provider to ensure that the Underlying Index continues to reflect the state and structure of the underlying market it measures. The Underlying Index is calculated in real time and is published in RMB (specifically, Chinese onshore RMB (referred to as “CNY”)). The Underlying Index is reconstituted semi-annually every June and December.
During extraordinary market conditions, the Index Provider may delay any scheduled reconstitution of the Underlying Index. During any such delay it is possible that the Underlying Index will deviate from the Underlying Index’s stated methodology.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could
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adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. High market volatility may also result from significant shifts in momentum of one or more specific stocks due to unusual increases or decreases in trading activity. Momentum can change quickly, and securities subject to shifts in momentum may be more volatile than the market as a whole and returns on such securities may drop precipitously. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Market disruption risk. Economies and financial markets throughout the world have become increasingly interconnected, which has increased the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. This includes reliance on global supply chains that are susceptible to disruptions resulting from, among other things, war and other armed conflicts, tariffs, extreme weather events, and natural disasters. Such supply chain disruptions can lead to, and have led to, economic and market disruptions that have far-reaching effects on financial markets worldwide. The value of the fund’s investments may be negatively affected by adverse changes in overall economic or market conditions, such as the level of economic activity and productivity, unemployment and labor force participation rates, inflation or deflation (and expectations for inflation or deflation), interest rates, demand and supply for particular products or resources including labor, debt levels and credit ratings, and trade policies, among other factors. Such adverse conditions may contribute to an overall economic contraction across entire economies or markets, which may negatively impact the profitability of issuers operating in those economies or markets. In addition, geopolitical and other globally interconnected occurrences, including war, terrorism, economic uncertainty or financial crises, contagion, tariffs and trade disputes, government debt crises (including defaults or downgrades) or uncertainty about government debt payments, government shutdowns, public health crises, natural disasters, supply chain disruptions, climate change and related events or conditions, have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Adverse market conditions or disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by adverse market conditions or a particular market disruption, the duration and effects may not be the same for all types of assets.
Current military and other armed conflicts in various geographic regions, including those in Europe and the Middle East, can lead to, and have led to, economic and market disruptions, which may not be limited to the geographic region in which the conflict is occurring. Such conflicts can also result, and have resulted in some cases, in sanctions being levied by the United States, the European Union and/or other countries against countries or other actors involved in the conflict. In addition, such conflicts and related sanctions can adversely affect regional and global energy, commodities, financial and other markets and thus could affect the value of the fund's investments. The extent and duration of any military conflict, related sanctions and resulting economic and market disruptions are impossible to predict, but could be substantial.
Other market disruption events include pandemic spread of viruses, such as the novel coronavirus known as COVID-19, which have caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions, and may adversely affect the fund and its investments.
In addition, markets are becoming increasingly susceptible to disruption events resulting from the use of new and emerging technologies to engage in cyber-attacks or to take over the websites and/or social media accounts of companies, governmental entities or public officials, or to otherwise pose as or impersonate such, which then may be used to disseminate false or misleading information that can cause volatility in financial markets or for the securities of a particular company, group of companies, industry or other class of assets.
Adverse market conditions or particular market disruptions, such as those discussed above, may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
Risk of investing in China. Investments in China involve certain risks and special considerations, including the following:
Investments in A-Shares. The fund intends to invest directly in A-Shares through Stock Connect and/or via the QFI license granted to the Subadvisor. Restrictions may be imposed on the repatriation of gains and income that may affect the fund’s ability to satisfy redemption requests. Currently, there are three stock exchanges in mainland China, the Shanghai Stock Exchange (“SSE”), the Shenzhen Stock Exchange (“SZSE”) and the Beijing Stock Exchange (“BSE”). The stock exchanges in mainland China are supervised by the China Securities Regulatory
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Commission (“CSRC”) and are highly automated with trading and settlement executed electronically. The stock exchanges in mainland China are substantially smaller, less liquid, and more volatile than the major securities markets in the US.
The SSE commenced trading on December 19, 1990, the SZSE commenced trading on July 3, 1991 and the BSE commenced trading on November 15, 2021. A-Shares may be listed on the SSE, the SZSE and the BSE; while currently B-Shares can be listed on the SSE and the SZSE. Companies whose shares are traded on the SSE and SZSE that are incorporated in mainland China may issue both A-Shares and B-Shares. In China, the A-Shares and B-Shares of an issuer may only trade on one exchange. Both classes represent an ownership interest comparable to a share of common stock and all shares are entitled to substantially the same rights and benefits associated with ownership. A-Shares are traded in RMB.
Because restrictions continue to exist and capital therefore cannot flow freely into the A-Share market, it is possible that in the event of a market disruption, the liquidity of the A-Share market and trading prices of A-Shares could be more severely affected than the liquidity and trading prices of markets where securities are freely tradable and capital therefore flows more freely. The fund cannot predict the nature or duration of such a market disruption or the impact that it may have on the A-Share market and the short-term and long-term prospects of its investments in the A-Share market.
The Chinese government has in the past taken actions that benefited holders of A-Shares. As A-Shares become more accessible to foreign investors, such as the funds, the Chinese government may be less likely to take action that would benefit holders of A-Shares. In addition, there is no guarantee that any existing QFI license will be maintained or will not be revoked by CSRC at some point in the future. The fund cannot predict what would occur if the Stock Connect program was terminated, or if the relevant QFI license were to be revoked, although such an occurrence would likely have a material adverse effect on the fund.
On May 7, 2020, the People’s Bank of China (“PBOC”) and SAFE jointly issued the Regulations on Funds of Securities and Futures Investment by Foreign Institutional Investors (PBOC & SAFE Announcement [2020] No. 2) (the “2020 Regulations”) which came into effect on June 6, 2020. The Regulations removed the quota restrictions on investment. However, there is no guarantee that the quotas will continue to be relaxed. On September 25, 2020, the CSRC, the PBOC, and SAFE jointly issued the Measures for the Administration of Domestic Securities and Futures Investment by Qualified Foreign Institutional Investors and RMB Qualified Foreign Institutional Investors (CSRC Decree No. 176) and the CSRC issued the Provisions on Issues Concerning the Implementation of the Measures for the Administration of Domestic Securities
and Futures Investment by Qualified Foreign Institutional Investors and RMB Qualified Foreign Institutional Investors (CSRC Announcement [2020] No.63), which came into effect on November 1, 2020. The major revisions to the previous rules included merger of the QFII regime and RQFII regime, relaxation of qualification requirements and facilitating investment and operations of QFIIs and RQFIIs, expansion of investment scope and enhancing ongoing supervision. On July 26, 2024, the PBOC and SAFE jointly issued the revised Regulations on Funds of Securities and Futures Investment by Foreign Institutional Investors (PBOC & SAFE Announcement [2024] No. 7) (the “2024 Regulations”), which came into effect on August 26, 2024, and the 2020 Regulations were simultaneously repealed. The 2024 Regulations simplify business registration, optimize account management, and facilitate QFIs’ management of foreign exchange currency risks through entering into foreign exchange derivative transactions. As of the date of this prospectus, the 2024 Regulations are a relatively new development, and their application may depend on the interpretation given by the relevant PRC authorities. The current QFI laws, rules and regulations are subject to change, which may take retroactive effect. In addition, there can be no assurance that the QFI laws, rules and regulations will not be abolished. The fund, which invests in the PRC markets through a QFI, may be adversely affected as a result of such changes.
Custody risks of investing in A-Shares under the QFI program. For investments under the QFI program, the Subadvisor as a QFI is required to select a PRC sub-custodian (the “PRC sub-custodian”) which satisfies relevant requirements as set out in QFI rules and regulations. The PRC sub-custodian maintains the fund’s deposit accounts and oversees the fund’s investments in A-Shares in the PRC to ensure their compliance with the rules and regulations of the CSRC and the PBOC. A-Shares that are traded on the SSE and SZSE are dealt and held in book-entry form through the CSDCC. A-Shares purchased by the Subadvisor, in their capacity as a QFI, on behalf of the fund, may be received by the CSDCC as credited to a securities trading account maintained by the PRC sub-custodian in the names of the fund and the Subadvisor as the QFI. The Subadvisor may not use the account for any other purpose than for maintaining the fund’s assets. However, given that the securities trading account will be maintained in the name of the Subadvisor for the benefit of the fund, the fund’s assets may not be as well protected as they would be if it were possible for them to be registered and held solely in the name of the fund. In particular, there is a risk that creditors of the Subadvisor may assert that the securities are owned by the Subadvisor and not the fund, and that a court would uphold such an assertion, in which case creditors of the Subadvisor could seize assets of the fund. Because the Subadvisor’s QFI license would be in the name of the
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Subadvisor rather than the fund, there is also a risk that regulatory actions taken against the Subadvisor by PRC government authorities may affect the fund.
Investors should note that cash deposited in the fund’s account with the PRC sub-custodian will not be segregated but will be a debt owing from the PRC sub-custodian to the fund as a depositor. Such cash will be co-mingled with cash belonging to other clients of the PRC sub-custodian. In the event of bankruptcy or liquidation of the PRC sub-custodian, the fund will not have any proprietary rights to the cash deposited in the account, and the fund will become an unsecured creditor, ranking pari passu with all other unsecured creditors, of the PRC sub-custodian. A fund may face difficulty and/or encounter delays in recovering such debt, or may not be able to recover it in full or at all, in which case the fund will suffer losses.
A-Shares tax risk. Uncertainties in the Chinese tax rules governing taxation of income and gains from investments in A-Shares could result in unexpected tax liabilities for the fund. China generally imposes withholding tax at a rate of 10% on dividends and interest derived by nonresident enterprises (including QFIs) from issuers resident in China. China also imposes withholding tax at a rate of 10% on capital gains derived by nonresident enterprises from investments in an issuer resident in China, subject to an exemption or reduction pursuant to domestic law or a double taxation agreement or arrangement.
Since the respective inception of Shanghai – Hong Kong Stock Connect and Shenzhen – Hong Kong Stock Connect, foreign investors (including the fund) investing in A-Shares listed on the SSE through Shanghai – Hong Kong Stock Connect and those listed on the SZSE through Shenzhen – Hong Kong Stock Connect would be temporarily exempt from the PRC corporate income tax and value-added tax on the gains on disposal of such A-Shares. Dividends would be subject to PRC corporate income tax on a withholding basis at 10%, unless reduced under a double tax treaty with China upon application to and obtaining approval from the competent tax authority. Since November 17, 2014, the corporate income tax for QFIs, with respect to capital gains, has been temporarily lifted. The withholding tax relating to the realized gains from shares in land-rich companies prior to November 17, 2014 has been paid by the fund, while realized gains from shares in non-land-rich companies prior to November 17, 2014 were granted by treaty relief pursuant to the PRC-US Double Taxation Agreement. During 2015, revenue authorities in the PRC made arrangements for the collection of capital gains taxes for investments realized between November 17, 2009 and November 16, 2014. The fund could be subject to tax liability for any tax payments for which reserves have not been made or that were not previously withheld. The impact of any such tax liability on the fund’s return could be substantial. The fund may also be liable to the Advisor or Subadvisor for any tax that is imposed on the Advisor or
Subadvisor by the PRC with respect to the fund’s investments. If the fund's direct investments in A-Shares through the Advisor's or Subadvisor’s QFI license in the future becomes subject to repatriation restrictions, the fund may be unable to satisfy distribution requirements applicable to regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended (the “Code”), and be subject to tax at the fund level. In the event such restrictions are imposed, the fund may borrow money to the extent necessary to distribute to shareholders income sufficient to maintain the fund’s status as a RIC.
The current PRC tax laws and regulations and interpretations thereof may be revised or amended in the future, potentially retroactively, including with respect to the possible liability of the fund for the taxation of income and gains from investments in A-Shares through Stock Connect or obligations of a QFI. The withholding taxes on dividends, interest and capital gains may in principle be subject to a reduced rate under an applicable tax treaty, but the application of such treaties in the case of a QFI acting for a foreign investor such as the fund is also uncertain. Finally, it is also unclear whether an RQFII would also be eligible for PRC Business Tax (“BT”) exemption, which has been granted to QFIIs, with respect to gains derived prior to May 1, 2016. In practice, the BT has not been collected. However, the imposition of such taxes on the fund could have a material adverse effect on the fund’s returns. Under the value-added tax regime, BT exemption granted to QFIIs with respect to gains realized from the trading of PRC marketable securities has been grandfathered (i.e., QFIIs continue to enjoy exemption on gains under the value-added tax regime). Since May 1, 2016, RQFIIs are exempt from PRC value- added tax, which replaced the BT with respect to gains realized from the disposal of securities, including A-Shares.
The PRC rules for taxation of QFIs are evolving and certain tax regulations to be issued by the PRC State Administration of Taxation and/or PRC Ministry of Finance to clarify the subject matter may apply retrospectively, even if such rules are adverse to the fund and their shareholders.
If the PRC begins applying tax rules regarding the taxation of income from A-Shares investments to QFIs and/or begins collecting capital gains taxes on such investments (whether made through Stock Connect or a QFI), the fund could be subject to withholding tax liability in excess of the amount reserved (if any). The impact of any such tax liability on the fund’s return could be substantial. The fund will be liable to the Advisor and/or Subadvisor for any Chinese tax that is imposed on the Advisor and/or Subadvisor with respect to the fund’s investments.
To the extent the fund invests in swaps linked to A-Shares, such investments may be less tax-efficient for US tax purposes than a direct investment in A-Shares. Any tax
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liability incurred by the swap counterparty may be passed on to the fund. When the fund sells a swap on A-Shares, the sale price may take into account of the QFI’s tax liability.
Investments in swaps and other derivatives may be subject to special US federal income tax rules that could adversely affect the character, timing and amount of income earned by the fund (e.g., by causing amounts that would be capital gain to be taxed as ordinary income or to be taken into income earlier than would otherwise be necessary). Also, the fund may be required to periodically adjust its positions in its swaps and derivatives to comply with certain regulatory requirements which may further cause these investments to be less efficient than a direct investment in A-Shares. For example, swaps in which the fund may invest may need to be reset on a regular basis in order to maintain compliance with the 1940 Act, which may increase the likelihood that the fund will generate short-term capital gains. In addition, because the application of special tax rules to the fund and its investments may be uncertain, it is possible that the manner in which they are applied by the fund may be determined to be incorrect. In that event, the fund may be found to have failed to maintain its qualification as a RIC or to be subject to additional US tax liability. The fund may make investments, both directly and through swaps or other derivative positions, in companies classified as passive foreign investment companies for US federal income tax purposes (“PFICs”). Investments in PFICs are subject to special tax rules which may result in adverse tax consequences to the fund and its shareholders.
Risks of investing through Stock Connect. Trading through Stock Connect is subject to a number of restrictions that may affect the fund’s investments and returns. Although no individual investment quotas or licensing requirements apply to investors in Stock Connect, trading through Stock Connect is subject to a daily quota (“Daily Quota”), which limits the maximum net purchases on any particular day by Hong Kong investors (and foreign investors trading through Hong Kong) trading PRC listed securities and PRC investors trading Hong Kong listed securities through the relevant Stock Connect. The Daily Quota does not belong to the fund and is utilized by all investors on a first-come-first-serve basis. As such, buy orders for securities under Stock Connect would be rejected once the Daily Quota is exceeded (although the fund will be permitted to sell the securities regardless of the Daily Quota balance). The Daily Quota may restrict the fund’s ability to invest in eligible securities through Stock Connect on a timely basis, which could affect the fund’s ability to effectively pursue its investment strategy. The Daily Quota is also subject to change.
In addition, investments made through Stock Connect are subject to trading, clearance and settlement procedures that are relatively untested in the PRC, which could pose risks to the fund. Moreover, eligible securities through Stock Connect (“Stock Connect Securities”) generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. While securities must be designated as eligible to be traded under Stock Connect (such eligible securities listed on the SSE, the “SSE Securities,” and such eligible securities listed on the SZSE, the “SZSE Securities”), those securities may also lose such designation, and if this occurs, such securities may be sold but could no longer be purchased through Stock Connect. With respect to sell orders under Stock Connect, the Stock Exchange of Hong Kong (“SEHK”) carries out pre-trade checks to ensure an investor has sufficient securities in its account before the market opens on the trading day. Accordingly, if there are insufficient securities in an investor’s account before the market opens on the trading day, the sell order will be rejected, which may adversely impact the funds’ performance. However, the fund may request a custodian to open a special segregated account (“SPSA”) in CCASS (the Central Clearing and Settlement System operated by HKSCC (the Hong Kong Securities Clearing Company Limited) for the clearing securities listed or traded on SEHK) to maintain its holdings in securities under the enhanced pre-trade checking model. Each SPSA will be assigned a unique “Investor ID” by CCASS for the purpose of facilitating Stock Connect order routing system to verify the holdings of an investor such as the fund. Provided that there is sufficient holding in the SPSA when a broker inputs the fund’s sell order, the fund will be able to dispose of its holdings of securities (as opposed to the practice of transferring securities to the broker’s account under the current pre-trade checking model for non-SPSA accounts). Opening of the SPSA accounts for the fund will enable it to dispose of its holdings of securities in a timely manner.
In addition, Stock Connect will only operate on days when both the mainland Chinese and Hong Kong markets are open for trading. Therefore, an investment in A- Shares through Stock Connect may subject the fund to the risk of price fluctuations on days when one of the mainland Chinese or Hong Kong markets are open, but Stock Connect is not trading. Each of the SEHK, SSE and SZSE reserves the right to suspend trading under Stock Connect under certain circumstances. Where such a suspension of trading is effected, the fund’s ability to access securities through Stock Connect will be adversely affected. In addition, if one or both of the Chinese and Hong Kong markets are closed on a US trading day, the fund may not be able to acquire or dispose of securities through Stock Connect in a timely manner, which could adversely affect the fund’s performance.
The fund’s investments in securities though Stock Connect are held by its custodian in accounts in CCASS maintained by the HKSCC, which in turn holds the securities, as the nominee holder, through an omnibus securities account in its name registered with the China Securities Depository and Clearing Corporation Limited (“CSDCC”). The precise nature and rights of each fund as the beneficial owner of the SSE Securities or SZSE Securities through HKSCC as
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nominee is not well defined under PRC law. There is a lack of a clear definition of, and distinction between, legal ownership and beneficial ownership under PRC law and there have been few cases involving a nominee account structure in the PRC courts. The exact nature and methods of enforcement of the rights and interests of each fund under PRC law is also uncertain. In the unlikely event that HKSCC becomes subject to winding up proceedings in Hong Kong, there is a risk that the SSE Securities or SZSE Securities may not be regarded as held for the beneficial ownership of each fund or as part of the general assets of HKSCC available for general distribution to its creditors.
Notwithstanding the fact that HKSCC does not claim proprietary interests in the SSE Securities or SZSE Securities held in its omnibus stock account in the CSDCC, the CSDCC as the share registrar for SSE- or SZSE-listed companies will still treat HKSCC as one of the shareholders when it handles corporate actions in respect of such SSE Securities or SZSE Securities. HKSCC monitors the corporate actions affecting SSE Securities and SZSE Securities and keeps participants of CCASS informed of all such corporate actions that require CCASS participants to take steps in order to participate in them. A fund will therefore depend on HKSCC for both settlement and notification and implementation of corporate actions.
The HKSCC is responsible for the clearing, settlement and the provisions of depositary, nominee and other related services of the trades executed by Hong Kong market participants and investors. Accordingly, investors do not hold SSE Securities or SZSE Securities directly – they are held through their brokers’ or custodians’ accounts with CCASS. The HKSCC and the CSDCC establish clearing links and each has become a participant of the other to facilitate clearing and settlement of cross-border trades. Should CSDCC default and the CSDCC be declared as a defaulter, HKSCC’s liabilities in Stock Connect under its market contracts with clearing participants will be limited to assisting clearing participants in pursuing their claims against the CSDCC. In that event, the fund may suffer delays in the recovery process or may not be able to fully recover its losses from the CSDCC.
Market participants are able to participate in Stock Connect subject to meeting certain information technology capability, risk management and other requirements as may be specified by the relevant exchange and/or clearing house. Further, the “connectivity” in Stock Connect requires the routing of orders across the borders of Hong Kong and the PRC. This requires the development of new information technology systems on the part of the SEHK and exchange participants. There is no assurance that these systems will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems fail to function properly, trading in securities through Stock Connect could be disrupted, and the fund’s ability to achieve its investment objective may be adversely affected.
A primary feature of Stock Connect is the application of the home market’s laws and rules applicable to investors in securities. Therefore, the fund’s investments in Stock Connect Securities are generally subject to PRC securities regulations and listing rules, among other restrictions.
Finally, according to Caishui [2014] 81 (“Circular 81”) and Caishui [2016] 127 (“Circular 127”), while foreign investors are exempted from paying capital gains or business taxes (later, value-added taxes) on income and gains from investments in A-Shares through Stock Connect, these PRC tax rules could be changed, which could result in unexpected tax liabilities for the fund. Dividends derived from A-Shares are subject to a 10% PRC withholding income tax generally. PRC stamp duty is also payable for transactions in A-Shares through Stock Connect. Currently, PRC stamp duty on A-Shares transactions is only imposed on the seller, but not on the purchaser, at the tax rate of 0.05% of the total sales value.
Circular 81 and Circular 127 stipulate that PRC business tax (and, subsequently, PRC value-added tax) is temporarily exempted on capital gains derived by Hong Kong market participants (including the fund) from the trading of A-Shares through Stock Connect. According to Caishui [2016] No. 36, the PRC value-added tax reform in the PRC will be expanded to all industries, including financial services, starting May 1, 2016. The PRC business tax exemption prescribed in Circular 81 is grandfathered under the value-added tax regime.
The Stock Connect program is a relatively new program. Further developments are likely and there can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and the PRC, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program are uncertain, and they may have a detrimental effect on the fund’s investments and returns.
Political and economic risk. The economy of China, which has been in a state of transition from a planned economy to a more market oriented economy, differs from the economies of most developed countries in many respects, including the level of government involvement, its state of development, its growth rate, control of foreign exchange, and allocation of resources. Although the majority of productive assets in China are still owned by the PRC government at various levels, in recent years, the PRC government has implemented economic reform measures emphasizing utilization of market forces in the development of the economy of China and a high level of management autonomy. The economy of China has experienced significant growth in recent decades, but growth has been uneven both geographically and among various sectors of the economy. Economic growth has also been accompanied by periods of high inflation. The PRC
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government has implemented various measures from time to time to control inflation and restrain the rate of economic growth. More recently, the Chinese economy has experienced a significant slowdown in growth, including declines in property values and increased defaults, weak consumer demand, increased youth unemployment and declines in exports and manufacturing. The Chinese government has implemented policies attempting to increase growth but it is unclear whether those efforts will be successful. In recent years, Chinese entities have incurred significant levels of debt and Chinese financial institutions currently hold relatively large amounts of non-performing debt. Thus, there exists a possibility that widespread defaults could occur, which could trigger a financial crisis, freeze Chinese debt and finance markets and make Chinese securities illiquid.
For several decades, the PRC government has carried out economic reforms to achieve decentralization and utilization of market forces to develop the economy of the PRC. These reforms have resulted in significant economic growth and social progress. However, there can be no assurance that the PRC government will continue to pursue such economic policies or that such policies, if pursued, will be successful. Any adjustment and modification of those economic policies may have an adverse impact on the securities markets in the PRC as well as the constituent securities of the Underlying Index. Further, the PRC government may from time to time adopt corrective measures to control the growth of the PRC economy which may also have an adverse impact on the capital growth and performance of the fund. Further, there is no assurance that the Chinese government will not revert to the economic policy of central planning that it implemented prior to 1978 or that such growth will be sustained in the future. An economic downturn in China would adversely impact the fund’s investments.
The willingness of the Chinese government to support the Chinese and Hong Kong economies and markets is uncertain and changes in government policy could significantly affect the markets in both China and Hong Kong. In addition, Taiwan's geographic proximity and history of political contention with China have resulted in ongoing tensions between the two countries and those tensions have increased in recent years. Increased tensions or conflict (whether actual or threatened) between Taiwan and China, including if China were to attempt unification of Taiwan by force, may significantly disrupt the Chinese and global markets and economies around the world, including the global semiconductor market given Taiwan's pivotal role in that market, and could have an adverse effect on an investment in China.
Political changes, social instability and adverse diplomatic developments in the PRC could result in the imposition of additional government restrictions including expropriation of assets, confiscatory taxes or nationalization of some or all of the property held by the issuers of the
A-Shares in the fund’s Underlying Index. The laws, regulations, including the investment regulations, government policies and political and economic climate in China may change with little or no advance notice. Any such change could adversely affect market conditions and the performance of the Chinese economy and, thus, the value of securities in the fund’s portfolio.
The Chinese government continues to be an active participant in many economic sectors through ownership positions and regulations. The allocation of resources in China is subject to a high level of government control. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. Through its policies, the government may provide preferential treatment to particular industries or companies. Recently, the Chinese government has become more aggressive about regulating the operations of particular companies or sectors, including large companies which are indirectly listed in the US. These regulations may substantially limit or prohibit the operations of such companies and cause investors to lose some or all of the value of their investment. The policies set by the government could have a substantial effect on the Chinese economy and the fund’s investments.
Trade risk. The Chinese economy is export-driven and highly reliant on trade. The performance of the Chinese economy may differ favorably or unfavorably from the US economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. The domestic consumer class in China is still emergent, while the economy's dependence on exports may not be sustainable. Adverse changes to the economic conditions of its primary trading partners, such as the European Union, the US, Hong Kong, the Association of South East Asian Nations, and Japan, would adversely affect the Chinese economy and the fund’s investments.
In addition, as much of China’s growth over recent decades has been a result of significant investment in substantial export trade, international trade tensions may arise from time to time which can result in trade tariffs, embargoes, trade limitations, trade wars and other negative consequences. Changes to political and economic relationships, including recent trade and policy disputes and strained international relations, between China and other countries could have an adverse effect on an investment in China. Increasing tensions between China and its trading partners, including the US, have resulted in tariffs and other limitations, and may in the future result in additional measures or actions. These consequences may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry with a potentially severe negative impact to the fund. In addition,
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it is possible that the continuation or worsening of the current political climate could result in regulatory restrictions being contemplated or imposed in the US or in China that could have a material adverse effect on the fund’s ability to invest in accordance with its investment policies and/or achieve its investment objective. For example, in recent years, the US government has proposed or adopted numerous measures aimed at restricting trade with China:
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In May 2019, the President of the United States issued an executive order prohibiting certain transactions determined by the US Department of Commerce (“Commerce”) to involve foreign adversary information communications technology and services and to pose certain risks to US national security, technology or critical infrastructure (the “ICTS Order”). Commerce issued interim regulations implementing the ICTS Order in January 2021, followed by final regulations in December 2024 which took effect in February 2025, establishing procedures for Commerce's review of covered ICTS transactions. China has been designated as a foreign adversary for purposes of these regulations.
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In July 2020, the President’s Working Group on Financial Markets (“PWG”) proposed a number of regulatory changes aimed at addressing potential risks to US investors from investments in issuers that provide limited access to their financial statements, including Chinese companies. The PWG’s proposals included having the SEC consider encouraging or requiring US registered funds to conduct additional due diligence on an index’s exposure to such issuers and how the index provider addresses concerns arising from limited availability of such issuers’ financial information. If the SEC adopts these proposals, they could have a material adverse effect on the fund’s ability to continue tracking the Underlying Index.
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In June 2021, the President of the United States issued an executive order (“CMIC Order”) prohibiting US persons, including the fund, from purchasing or selling publicly traded securities (including publicly traded securities that are derivative of, or are designed to provide exposure to, such securities) of any Chinese company identified as a Chinese Military Industrial Complex Company (“CMIC”). This prohibition, effective August 2, 2021, expands on similar sanctions imposed by the prior administration on certain designated Chinese military companies (“CCMCs”) that took effect in January 2021. To the extent that any company in the Underlying Index is identified as a CMIC at any time (or was previously designated as a CCMC), it may have a material adverse effect on the fund’s ability to track its Underlying Index.
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In December 2020, the Holding Foreign Companies Accountable Act (“HFCAA”) was signed into law. Since the HFCAA was signed, the SEC has placed many Chinese companies listed on a US stock exchange on a watchlist, indicating that securities of foreign issuers (including China) will be de-listed from US stock exchanges if those companies do not permit US oversight of the auditing of their financial information. On December 15, 2022, the Public Company Accounting Oversight Board (“PCAOB”) announced that it had secured complete access to inspect and investigate accounting firms located in China. The ultimate impact of the HFCAA is unclear at this time, but to the extent that the fund currently transacts in securities of a foreign company in the Underlying Index on a US exchange but is unable to do so in the future, the fund will have to seek other markets in which to transact in such securities or obtain exposure to such securities through alternative means (such as derivatives), either of which could increase the fund’s costs and have a material adverse effect on the fund’s ability to continue tracking the Underlying Index.
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The Chair of the SEC announced in July 2021 that the SEC would be requiring additional disclosures about the corporate structure of Chinese companies listing in the US (pursuant to which US investors own shares in an offshore shell company rather than the Chinese company itself) and the risks to US investors, including the risks of such companies being delisted from the US exchange under the HFCAA.
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Finally, in August 2023, the President of the United States issued an executive order (the “Critical Technologies Order”) directing the US Department of the Treasury (“Treasury”) to promulgate regulations requiring disclosure of or restricting investments in China in the following technologies: semiconductors and microelectronics, quantum information, and certain artificial intelligence technologies. In October 2024, Treasury issued final regulations implementing the Critical Technologies Order, which took effect in January 2025 and imposed certain investment restrictions and disclosure requirements with respect to certain types of investments in China in the aforementioned set of technologies. The final regulations exempt certain types of transactions from coverage, including investments in publicly-traded securities such as A-Shares although this exemption is subject to certain limitations.
From time to time China has experienced outbreaks of infectious illnesses, such as the novel coronavirus known as COVID-19, and the country may be subject to other infectious illnesses, diseases or other public health emergencies in the future. Any public health emergency could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy, which in turn could adversely affect the fund’s investments. These risks may be heightened to the extent
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China pursues a “zero COVID” or similar strategy that attempts to eradicate the incidence of a disease for extended periods, thus leading to shutdowns or other interventions which affect the Chinese and/or global economy for periods beyond that which might be caused by the public health policies of other countries.
Inflation. Economic growth in China has historically been accompanied by periods of high inflation. Beginning in 2004, the Chinese government commenced the implementation of various measures to control inflation, which included the tightening of the money supply, the raising of interest rates and more stringent control over certain industries. If these measures are not successful, and if inflation were to steadily increase, the performance of the Chinese economy and the fund’s investments could be adversely affected.
Nationalization and expropriation. After the formation of the Chinese socialist state in 1949, the Chinese government renounced various debt obligations and nationalized private assets without providing any form of compensation. There can be no assurance that the Chinese government will not take similar actions in the future. Accordingly, an investment in the fund involves a risk of a total loss.
Hong Kong policy. As part of Hong Kong’s transition from British to Chinese sovereignty in 1997, China agreed to allow Hong Kong to maintain a high degree of autonomy with regard to its political, legal and economic systems for a period of at least 50 years. China controls matters that relate to defense and foreign affairs. Under the agreement, China does not tax Hong Kong, does not limit the exchange of the Hong Kong dollar for foreign currencies and does not place restrictions on free trade in Hong Kong. However, there is no guarantee that China will continue to honor the agreement, and China may change its policies regarding Hong Kong at any time. As of July 2020, the Chinese Standing Committee of the National People's Congress enacted the Law of the PRC on Safeguarding National Security in the Hong Kong Special Administrative Region, (the “Hong Kong Law”), which imposed substantial limits on Hong Kong’s political and legal autonomy in a manner widely considered within Hong Kong and by other countries as a violation of China’s agreement in 1997. Hong Kong has experienced wide protests and extensive turmoil before and after the enactment of this law. Also as of July 2020, Hong Kong is no longer afforded preferential economic treatment by the United States under US law, and there is uncertainty as to how the economy of Hong Kong will be affected. Any further changes in China's policies could adversely affect market conditions and the performance of the Chinese economy and, thus, the value of securities in the fund’s portfolio.
Chinese securities markets. The securities markets in China have a limited operating history and are not as developed as those in the US. The markets tend to be smaller in size, have less liquidity and historically have had greater volatility than markets in the US and some other countries. In addition, under normal market conditions, there is less regulation and monitoring of Chinese securities markets and the activities of investors, brokers and other participants than in the US. Accordingly, issuers of securities in China are not subject to the same degree of regulation as are US issuers with respect to such matters as insider trading rules, tender offer regulation, stockholder proxy requirements and the requirements mandating timely disclosure of information. During periods of significant market volatility, the Chinese government has, from time to time, intervened in its domestic securities markets to a greater degree than would be typical in more developed markets, including both direct and indirect market stabilization efforts, which may affect valuations of Chinese issuers. Stock markets in China are in the process of change and further development. This may lead to trading volatility, difficulty in the settlement and recording of transactions and difficulty in interpreting and applying the relevant regulations.
Available disclosure about Chinese companies. Chinese companies are required to follow Chinese accounting standards and practices, which only follow international accounting standards to a certain extent. However, the accounting, auditing and financial reporting standards and practices applicable to PRC companies, including those listed on US exchanges, may be less rigorous, and there may be significant differences between financial statements prepared in accordance with Chinese accounting standards and practice and those prepared in accordance with international accounting standards. In particular, the assets and profits appearing on the financial statements of a Chinese issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with US Generally Accepted Accounting Principles. The quality of audits in China may be unreliable, which may require enhanced procedures. Consequently, the fund may not be provided the same degree of protection or information as would generally apply in developed countries and the fund may be exposed to significant losses. There is also substantially less publicly available information about Chinese issuers than there is about US issuers. Therefore, disclosure of certain material information may not be made, and less information may be available to the fund and other investors than would be the case if the fund’s investments were restricted to securities of US issuers. Under the HFCAA, Chinese companies with securities listed in the US may be delisted if they do not meet US accounting and auditor oversight requirements, which could cause the fund to seek other markets in which to transact in such securities or obtain exposure to such securities through alternative means (such as derivatives), either of which could increase the fund's costs and have a material adverse effect on the fund's ability to continue tracking the Underlying Index.
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Chinese corporate and securities law. The regulations which regulate investments by QFIs in the PRC and the repatriation of capital from QFI investments are relatively new. As a result, the application and interpretation of such investment regulations are therefore relatively untested. In addition, PRC authorities and regulators have broad discretion under such investment regulations and there is little precedent or certainty evidencing how such discretion will be exercised now or in the future.
The fund’s rights with respect to its investments in A-Shares (as applicable), if any, generally will not be governed by US law, and instead will generally be governed by Chinese law. China operates under a civil law system, in which court precedent is not binding. Because there is no binding precedent to interpret existing statutes, there is uncertainty regarding the implementation of existing law.
Legal principles relating to corporate affairs and the validity of corporate procedures, directors’ fiduciary duties and liabilities and stockholders’ rights often differ from those that may apply in the US and other countries. Chinese laws providing protection to investors, such as laws regarding the fiduciary duties of officers and directors, are undeveloped and will not provide investors, such as the fund, with protection in all situations where protection would be provided by comparable laws in the US. China lacks a national set of laws that address all issues that may arise with regard to a foreign investor such as the fund. It may therefore be difficult for the fund to enforce its rights as an investor under Chinese corporate and securities laws, and it may be difficult or impossible for the fund to obtain a judgment in court. Moreover, as Chinese corporate and securities laws continue to develop, these developments may adversely affect foreign investors, such as the fund.
Due to restrictions on foreign ownership of Chinese companies imposed under Chinese law, Chinese companies that are listed in the US typically do not offer common stock in the company itself to US investors. Rather, Chinese companies typically offer shares of an offshore shell company (typically referred to as a “variable interest entity” or “VIE”) that has entered into service and other contracts with the Chinese company. Accordingly, US investors in Chinese companies listed on a US stock exchange do not actually own shares of the Chinese company itself. The US-listed shell company does not control the Chinese company and must rely on the Chinese company to perform its contractual obligations (which, as noted above, are governed by Chinese corporate and securities laws that are less protective of shareholders than US laws). Moreover, the Chinese government may at any time invalidate or limit the contracts between a Chinese company and the offshore shell company which is offering shares in the US, which may result in the partial or total loss of the value of a US investor's shares in the offshore shell company even if a direct investment in the Chinese company would retain value.
Other sanctions and embargoes. From time to time, certain of the companies in which the fund expects to invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the US government and the United Nations and/or countries identified by the US government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the US government and the United Nations and/or countries identified by the US government as state sponsors of terrorism. As an investor in such companies, the fund will be indirectly subject to those risks.
Foreign exchange control. The Chinese government heavily regulates the domestic exchange of foreign currencies within China. Under China’s State Administration of Foreign Exchange (“SAFE”) regulations, Chinese corporations may only purchase foreign currencies through government approved banks. In general, Chinese companies must receive approval from or register with the Chinese government before investing in certain capital account items, including direct investments and loans, and must thereafter maintain separate foreign exchange accounts for the capital items. Foreign investors may only exchange foreign currencies at specially authorized banks after complying with documentation requirements. These restrictions may adversely affect the fund and its investments. The international community has requested that China ease its restrictions on currency exchange, but it is unclear whether the Chinese government will change its policy.
RMB is currently not a freely convertible currency as it is subject to foreign exchange control, fiscal policies and repatriation restrictions imposed by the Chinese government. Such control of currency conversion and movements in the RMB exchange rates may adversely affect the operations and financial results of companies in the PRC. In addition, if such control policies change in the future, the fund may be adversely affected. Since 2005, the exchange rate of the RMB is no longer pegged to the US dollar. The RMB has now moved to a managed floating exchange rate mechanism based on market supply and demand with reference to a basket of foreign currencies. The daily trading price of the RMB against other major currencies in the inter-bank foreign exchange market would be allowed to float within a narrow band around the central parity published by the People’s Bank of China. As the exchange rates are based primarily on market forces, the exchange rates for RMB against other currencies, including the US dollar, are susceptible to movements based on external factors. There can be no assurance that the RMB will not be subject to appreciation or devaluation, either due to
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changes in government policy or market factors. Any devaluation of the RMB could adversely affect the value of the fund’s investments. The PRC government imposes restrictions on the remittance of RMB out of and into China. To the extent the fund invests through a QFI, the fund may be required to remit foreign currencies which can be traded on the China Foreign Exchange Trade System (in the case of a QFII) and RMB (in the case of an RQFII) to the PRC to settle the purchase of A-Shares and other permissible securities by the fund. In the event such remittance is disrupted, the fund may not be able to fully replicate its Underlying Index by investing in the relevant A-Shares and this will increase the tracking error of the fund. Any delay in repatriation out of China may result in delay in payment of redemption proceeds to the redeeming investors. The Chinese government’s policies on exchange control and repatriation restrictions are subject to change, and the fund’s performance may be adversely affected.
Foreign currency considerations. The assets of the fund are invested primarily in the equity securities of issuers in China and the income received by the fund will be primarily in RMB.
RMB can be further categorized into onshore RMB (“CNY”), traded only in the PRC, and offshore RMB (“CNH”), traded outside the PRC. CNY and CNH are traded at different exchange rates and their exchange rates may not move in the same direction. Although there has been a growing amount of RMB held offshore, CNH cannot be freely remitted into the PRC and is subject to certain restrictions, and vice versa. The fund may also be adversely affected by the exchange rates between CNY and CNH. There is no assurance that there will always be RMB available in sufficient amounts for the fund to remain fully invested.
Meanwhile, the fund will compute and expects to distribute its income in US dollars, and the computation of income will be made on the date that the income is earned by the fund at the foreign exchange rate in effect on that date. Any gain or loss attributable to fluctuations in exchange rates between the time the fund accrues income or gain and the time the fund converts such income or gain from RMB to the US dollar is generally treated as ordinary income or loss for US federal income tax purposes. Therefore, if the value of the RMB increases relative to the US dollar between the accrual of income and the time at which the fund converts the RMB to US dollars, the fund will recognize ordinary income when the RMB is converted. In such circumstances, if the fund has insufficient cash in US dollars to meet distribution requirements under the Internal Revenue Code, the fund may be required to liquidate certain positions in order to make distributions. The liquidation of investments, if required, may also have an adverse impact on the fund’s performance.
Furthermore, the fund may incur costs in connection with conversions between US dollars and RMB. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire immediately to resell that currency to the dealer. A fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies.
Although QFIs are allowed to engage in hedging transactions to minimize RMB foreign exchange risk in CNY, there are certain restrictions as set out in the QFI regulations, and there can be no guarantee that instruments suitable for hedging currency in CNY will be available to the fund in China at any time in the future. In the event that in the future the fund intends to hedge RMB currency risk in China in CNY, the fund may seek to reduce the foregoing currency risks by engaging in hedging transactions. In that case, the fund may enter into forward currency exchange contracts and currency futures contracts and options on such futures contracts, as well as purchase put or call options on currencies, as may be permitted in China. The fund does not currently intend to hedge RMB currency risk in CNH. Currency hedging would involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor’s or Subadvisor’s (as applicable) view as to certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if they had not been used. The use of currency transactions could result in the fund’s incurring losses as a result of the imposition of exchange controls, exchange rate regulation, suspension of settlements or the inability to deliver or receive a specified currency.
PRC brokers risk. Regulations adopted by the CSRC and SAFE under which the fund will invest in A-Shares provide that the Subadvisor as a QFI, may select PRC broker(s) to execute transactions on its behalf on each of the PRC exchanges. The Subadvisor may select the same broker(s) for all exchanges. As a result, the Subadvisor will have less flexibility to choose among brokers on behalf of the fund than is typically the case for US investment managers. In the event of any default of a PRC broker in the execution or settlement of any transaction or in the transfer of any funds or securities in the PRC, the fund may encounter delays in recovering its assets which may in turn adversely impact the NAV of the fund.
If the Subadvisor is unable to use one of its designated PRC brokers in the PRC, units of the fund may trade at a premium or discount to its NAV or the fund may not be able to track the Underlying Index. Further, the operation of the fund may be adversely affected in the case of any
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acts or omissions of a PRC broker, which may result in increased tracking error or the fund being traded at a significant premium or discount to its NAV. The limited number of PRC brokers that may be appointed may cause the fund to not necessarily pay the lowest commission available in the market. The Subadvisor, however, in its selection of PRC brokers will consider such factors as the competitiveness of commission rates, size of the relevant orders, and execution standards. There is a risk that the fund may suffer losses from the default, bankruptcy or disqualification of the PRC brokers. In such events, the fund may be adversely affected in the execution of any transaction.
Disclosure of interests and short swing profit rule. The fund may be subject to shareholder disclosure of interest regulations promulgated by the CSRC. These regulations currently require the fund to make certain public disclosures when the fund and parties acting in concert with the fund acquire 5% or more of the issued voting securities of a listed company (which include A-Shares of the listed company). If the reporting requirement is triggered, the fund will be required to report information which includes, but is not limited to: (a) information about the fund (and parties acting in concert with the fund) and the type and extent of its holdings in the company; (b) a statement of the fund’s purposes for the investment and whether the fund intends to increase its holdings over the following 12-month period; (c) a statement of the fund’s historical investments in the company over the previous six months; (d) the time of, and other information relating to, the transaction that triggered the fund’s holding in the listed company reaching the 5% reporting threshold; and (e) other information that may be required by the CSRC or the stock exchange. Additional information may be required if the fund and its concerted parties constitute the largest shareholder or actual controlling shareholder of the listed company. The report must be made to the CSRC, the stock exchange, the invested company, and the CSRC local representative office where the listed company is located. A fund would also be required to make a public announcement through a media outlet designated by the CSRC. The public announcement must contain the same content as the official report. The public announcement may require the fund to disclose its holdings to the public, which could have an adverse effect on the performance of the fund.
The relevant PRC regulations presumptively treat all affiliated investors and investors under common control as parties acting in concert. As such, under a conservative interpretation of these regulations, the fund may be deemed as a “concerted party” of other funds managed by the Advisor, Subadvisor or their affiliates and therefore may be subject to the risk that the fund’s holdings may be required to be reported in the aggregate with the holdings of such other funds should the aggregate holdings trigger the reporting threshold under the PRC law. If the 5% shareholding threshold is triggered by the fund and parties acting in concert with the fund, the fund would be required to file its report within three days of the date the threshold is reached. During the time limit for filing the report, a trading freeze applies and the fund would not be permitted to make subsequent trades in the invested company’s securities. Any such trading freeze may undermine the fund’s performance, if the fund would otherwise make trades during that period but is prevented from doing so by the regulation.
Once the fund and parties acting in concert reach the 5% trading threshold as to any listed company, any subsequent incremental increase or decrease of 5% or more will trigger a further reporting requirement and an additional trading freeze from the date the threshold is reached to the end of three days after the report and announcement is made. These trading freezes may undermine the fund’s performance as described above. According to the securities laws of China, whoever purchases the voting securities of a listed company in violation of the requirements in this paragraph may not exercise the voting rights of the securities that exceed the threshold within 36 months after purchasing them.
Further, once the fund and parties acting in concert reach the 5% trading threshold as to any listed company, for any subsequent incremental increase or decrease of 1%, the fund would be required to notify the listed company and make an announcement thereon on the day immediately after the date the threshold is reached. Also, CSRC requirements currently require the fund and parties acting in concert, once they have reach the 5% threshold, to disclose whenever their shareholding drops below this threshold (even as a result of trading which is less than the 5% incremental change that would trigger a reporting requirement under the relevant CSRC regulation).
CSRC regulations also contain additional disclosure (and tender offer) requirements that apply when an investor and parties acting in concert reach thresholds of 20% and greater than 30% shareholding in a company.
Subject to the interpretation of PRC courts and PRC regulators, the operation of the PRC short swing profit rule may be applicable to the trading of the fund with the result that where the holdings of the fund (possibly with the holdings of other investors deemed as concert parties of the fund) exceed 5% of the total issued voting shares of a listed company, the fund may not reduce its holdings in the company within six months of the last purchase of shares of the company. If a fund violates the rule, it may be required by the listed company to return any profits realized from such trading to the listed company. In addition, the rule limits the ability of the fund to repurchase securities of the listed company within six months of such sale. Moreover, under PRC civil procedures, the fund’s assets may be frozen to the extent of the claims made by the company in question. These risks may greatly impair the performance of the fund. The CSRC issued a consultation paper on improving the regulation of covered short-swing transactions in July 2023, which includes a proposal to allow qualified foreign public funds to calculate securities
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holdings on a product basis with approval from the CSRC for the purpose of determining short-swing transactions, which would change the current practice under which a foreign fund manager aggregates all its funds’ holdings in a listed company. However, as of the date of this Prospectus, such provisions have not been officially issued and it is uncertain how the final provisions if issued may impact the fund’s investment in A-Shares.
Investment and repatriation restrictions. Investments by the fund in A-Shares (as well as other Chinese financial instruments permitted by the CSRC and the People’s Bank of China, including open- and closed-end investment companies) may be subject to governmental pre-approval limitations on the quantity that the fund may purchase and/or limits on the classes of securities in which the fund may invest.
With respect to investments in A-Shares made through the QFI program, repatriations by QFIs are currently not subject to repatriation restrictions or prior regulatory approval, although a review on authenticity and compliance will be conducted on each remittance and repatriation by the PRC sub-custodian appointed by the QFI. The repatriation process may be subject to certain requirements set out in the relevant regulations such as submission of certain documents, and completion of the repatriation process may be subject to delay. Furthermore, as the PRC sub-custodian’s review on authenticity and compliance is conducted on each repatriation, the repatriation may be delayed or even rejected by the PRC sub-custodian in case of non-compliance with the QFI rules and regulations. In such case, redemption proceeds will be paid to the redeeming investors as soon as practicable after completion of the repatriation of funds concerned. The actual time required for the completion of the relevant repatriation will be beyond the Subadvisor’s control. There is no assurance, however, that PRC rules and regulations will not change or that repatriation restrictions will not be imposed in the future. Any restrictions on repatriation of the fund’s assets may adversely affect the fund’s ability to meet redemption requests and/or may cause the fund to borrow money in order to meet its obligations. These limitations may also prevent the fund from making certain distributions to shareholders.
The Chinese government limits foreign investment in the securities of certain Chinese issuers entirely, if foreign investment is banned in respect of the industry in which the relevant Chinese issuers are conducting their business. These restrictions or limitations may have adverse effects on the liquidity and performance of the fund’s holdings as compared to the performance of the Underlying Index. This may increase the risk of tracking error and, at the worst, the fund may not be able to achieve its investment objective.
A-Shares currency risk. The fund’s investments in A-Shares will be denominated in RMB and the income received by the fund in respect of such investments will be in RMB. As a result, changes in currency exchange rates may adversely affect the fund’s returns. The value of the RMB may be subject to a high degree of fluctuation due to changes in interest rates, the effects of monetary policies issued by the PRC, the US, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. Therefore, the fund’s exposure to RMB may result in reduced returns to the fund. The fund does not expect to hedge its currency risk. Moreover, the fund may incur costs in connection with conversions between US dollars and RMB and will bear the risk of any inability to convert the RMB.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments, as well as US and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the fund's foreign investments, prevent the fund from realizing the full value of its foreign investments or prevent the fund from selling foreign securities it holds. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. In addition, the fund may be limited in its ability to exercise its legal rights or enforce a counterparty's legal obligations in certain jurisdictions outside of the US. The foreign investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments. In addition, because non-US markets may be open on days when the fund does not price its shares, the value of the foreign securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
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In addition, various PRC companies derive their revenues in RMB but have requirements for foreign currency, including for the import of materials, debt service on foreign currency denominated debt, purchases of imported equipment and payment of any cash dividends declared. The existing PRC foreign exchange regulations have significantly reduced government foreign exchange controls for certain transactions, including trade and service related foreign exchange transactions and payment of dividends. However, it is impossible to predict whether the PRC government will continue its existing foreign exchange policy and when the PRC government will allow free conversion of the RMB to foreign currency. Certain foreign exchange transactions, including principal payments in respect of foreign currency-denominated obligations, currently continue to be subject to significant foreign exchange controls and require the approval of SAFE. Since 1994, the conversion of RMB into US dollars has been based on rates set by the People’s Bank of China, which are set daily based on the previous day’s PRC interbank foreign exchange market rate. On July 21, 2005, the PRC government introduced a managed floating exchange rate system to allow the value of RMB to fluctuate within a regulated band based on market supply and demand and by reference to a basket of currencies. In addition, a market maker system was introduced to the interbank spot foreign exchange market. In July 2008, China announced that its exchange rate regime was further transformed into a managed floating mechanism based on market supply and demand. Given the domestic and overseas economic developments, the PBOC decided to further improve the RMB exchange rate regime in June 2010 to enhance the flexibility of the RMB exchange rate. In April 2012, the PBOC decided to take a further step to increase the flexibility of the RMB exchange rate by expanding the daily trading band from +/– 0.5% to +/– 1%. Effective from March 17, 2014, the floating band of RMB against USD on the inter-bank spot foreign exchange market was enlarged from 1% to 2%, i.e., on every trading day on the inter-bank spot market, the trading prices of RMB against USD would fluctuate within a band of +/– 2 below and above the central parity as released by the China Foreign Exchange Trade System on that day. On each business day, the spread between the RMB/USD buying and selling prices offered by the designated foreign exchange banks to their clients was within 3% of the published central parity of USD on that day, instead of 2%. Effective from August 11, 2015, the RMB central parity is fixed against the USD by reference to the closing rate of the interbank foreign exchange market on the previous day (rather than the previous morning’s official setting). The RMB has now moved to a managed floating exchange rate mechanism based on market supply and demand with reference to a basket of foreign currencies. It is not possible to predict nor give any assurance of any future stability of the RMB to US dollar exchange rate. Fluctuations in exchange rates may adversely affect the fund’s
NAV. Furthermore, because dividends are declared in US dollars and underlying payments are made in RMB, fluctuations in exchange rates may adversely affect dividends paid by the fund.
Depositary receipt risk. Foreign investments in American Depositary Receipts and other depositary receipts may be less liquid than the underlying shares in their primary trading market. Certain of the depositary receipts in which the fund invests may be unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.
Derivatives risk. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Risks associated with derivatives may include the risk that the derivative is not well correlated with the underlying asset, security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation, which risk may be heightened in derivative transactions entered into “over-the-counter” (i.e., not on an exchange or contract market); and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund’s exposure to the market and magnify potential losses.
There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.
Futures risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return and the potential loss from futures can exceed the fund’s initial investment in such contracts.
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Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
To the extent the fund invests in swaps to gain exposure to A-Shares in an effort to achieve the fund’s investment objective, the fund will be subject to the risk that the number of counterparties able to enter into swaps to provide exposure to A-Shares may be limited. To the extent that the QFI license of a potential swap counterparty is revoked or eliminated due to actions by the Chinese government or as a result of transactions entered into by the counterparty with other investors, the counterparty’s ability to continue to enter into swaps or other derivative transactions with the fund may be reduced or eliminated, which could have a material adverse effect on the fund. These risks are compounded by the fact that at present there are only a limited number of potential counterparties willing and able to enter into swap transactions linked to the performance of A-Shares.
Furthermore, swaps are of limited duration and there is no guarantee that swaps entered into with a counterparty will continue indefinitely. Accordingly, the duration of a swap depends on, among other things, the ability of the fund to renew the expiration period of the relevant swap at agreed upon terms. QFIs may be limited or prohibited from entering into swap or other derivative transactions on QFI investments with the fund, which, in turn, could adversely affect the fund.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance. The fund may become more focused in particular industries, asset classes or sectors of the economy as a result of changes in the valuation of the fund’s investments or fluctuations in the fund’s assets, and the fund is not required to reduce such exposures under these circumstances.
Financials sector risk. To the extent that the fund invests significantly in the financials sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the financials sector. The financials sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition.
Certain events in the financials sector may cause an unusually high degree of volatility in the financial markets, and cause certain financials sector companies to incur large losses. Securities of financials sector companies may experience a decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the financials sector. Issuers that have exposure to the real estate, mortgage and credit markets can be particularly affected by market turmoil.
The financial services sector in China is also undergoing significant change, including continuing consolidations, development of new products and structures and changes to its regulatory framework, which may have an impact on the issuers included in the Underlying Index. Increased government involvement in the financial services sector, including measures such as taking ownership positions in financial institutions, could result in a dilution of the fund’s investments in financial institutions.
Information technology sector risk. To the extent that the fund invests significantly in the information technology sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the information technology sector. Information technology companies are particularly vulnerable to government regulation and policies and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. The continuation or worsening of the current political climate between China and the US could result in additional regulatory restrictions being contemplated or imposed in the US or in China that could have a material adverse effect on the fund's investments in the information technology sector (see “Risks of investing in China” in the “Fund Details” section). Information technology companies also face competition for services of qualified personnel. Additionally, the products of information technology companies may face obsolescence due to rapid technological development and frequent new product introduction by competitors. Finally, information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.
Industrials sector risk. To the extent that the fund invests significantly in the industrials sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the industrials sector. Companies in the industrials sector may be adversely affected by changes in government regulation, tariffs and trade policy, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.
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Passive investing risk. Unlike a fund that is actively managed, in which portfolio management buys and sells securities based on research and analysis, the fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. Because the fund is designed to maintain a high level of exposure to the Underlying Index at all times, portfolio management generally will not buy or sell a security unless the security is added or removed, respectively, from the Underlying Index, and will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Index-related risk. The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. The Index Provider may cease publication of the Underlying Index or may terminate the license agreement allowing the fund to use the Underlying Index, either of which could have a material adverse effect on the fund. Market disruptions could cause delays in the Underlying Index’s reconstitution and rebalancing schedule. During any such delay, it is possible that the Underlying Index and, in turn, the fund will deviate from the Underlying Index’s stated methodology and therefore experience returns different than those that would have been achieved under a normal reconstitution and rebalancing schedule. Generally, the Index Provider does not provide any warranty, or accept any liability, with respect to the quality, accuracy or completeness of the Underlying Index or its related data, and does not guarantee that the Underlying Index will be in line with its stated methodology. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its stated methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. The Advisor may have limited ability to detect such errors and neither the Advisor nor its affiliates provide any warranty or guarantee against such errors. Therefore, the gains, losses or costs associated with the Index Provider’s errors will generally be borne by the fund and its shareholders.
Index-related risk may be higher for a fund that tracks an index comprised of, or an index that includes, foreign securities, and in particular emerging markets securities, because regulatory and reporting requirements may differ from those in the US, resulting in a heightened risk of errors in the index data, index computation and/or index construction due to unreliable, out-dated or unavailable information.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
If the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss or recognize a gain that may be distributed to shareholders as a taxable distribution.
Pricing risk. If market conditions make it difficult to value some investments (including China A-Shares), the fund may value these investments using more subjective methods and the value determined for an investment may be materially different from the value realized upon such investment’s sale.
Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the fund’s net asset value.
Tracking error risk. The performance of the fund may diverge from that of its Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. In addition, to the extent that portfolio management uses a representative sampling approach (investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index) it may cause the fund to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the index provider for a period
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of time or at all, which may have an adverse impact on the fund and its shareholders. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other reasons. To the extent the fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. The performance of the fund also may diverge from that of the Underlying Index if the Advisor and/or Subadvisor seek to gain exposure to A-Shares by investing in securities not included in the Underlying Index, derivative instruments, and other pooled investment vehicles because the Stock Connect Daily Quota has been exhausted or the Subadvisor is unable to maintain its QFI status. For tax purposes, the fund may sell certain securities, and such sale may cause the fund to recognize a taxable gain or a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
Tracking error risk may be higher for funds that track indices with significant weight in foreign issuers, and in particular emerging markets issuers, than funds that do not track such indices. The fund may also experience operational delays in establishing the necessary accounts and required regulatory approvals to trade, which may delay the fund's ability to hold securities.
For purposes of calculating the fund’s net asset value, the value of assets denominated in non-US currencies is converted into US dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers. This conversion may result in a difference between the prices used to calculate the fund’s net asset value and the prices used by the Underlying Index, which, in turn, could result in a difference between the fund’s performance and the performance of the Underlying Index.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from NAV during periods of market volatility. Differences between secondary market prices and the value of the fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities held by the fund at a particular time. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. In addition, there may be times when the market price and the value of the fund’s holdings vary significantly and you may pay more than the value of the fund’s holdings when buying shares on the secondary market, and you may receive less than the value of the fund’s holdings when you sell those shares. While the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or other market participants, or during periods of significant market volatility, may result in trading prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. If market makers. exit the business or are unable to continue making markets in fund’s shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). The market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialist, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that shares may trade at a discount to the fund’s NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares. There are various methods by which investors can purchase and sell shares of the funds and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of a fund.
In addition, the securities held by a fund may be traded in markets that close at a different time than the exchange on which a fund’s shares trade. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when an exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. More generally, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s market price. The bid-ask spread varies over time for shares of a fund based on the fund’s trading volume and market liquidity and is generally lower if the fund has substantial trading volume and market liquidity, and higher if the fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The fund’s bid-ask spread may also be impacted by the liquidity of the underlying securities held
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by the fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities. The bid/ask spread of the fund may be wider in comparison to the bid/ask spread of other ETFs, due to the fund’s exposure to A-Shares. If the markets for the fund’s portfolio securities experience decreased liquidity, the trading markets for the fund’s shares may also become less liquid with corresponding widening in the bid-ask spreads and differences between the market price and NAV of the fund’s shares. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with a fund at NAV. In addition, transactions by large shareholders may account for a large percentage of the trading volume on an exchange and may, therefore, have a material effect on the market price of the fund’s shares.
Valuation risk. Because non-US markets may be open on days when the fund does not price its shares, the value of the securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers, index provider or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ or index provider’s assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers or index provider may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers or index provider could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, index provider, fund counterparties, issuers of securities held by the fund or other market participants.
Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of the fund’s service providers, index provider or counterparties, issuers of securities held by the fund or other market participants or data within them. In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data.
Cyber-attacks, disruptions, or failures may adversely affect the fund and its shareholders or cause reputational damage and subject the fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. In addition, cyber-attacks, disruptions, or failures involving a fund counterparty could affect such counterparty’s ability to meet its obligations to the fund, which may result in losses to the fund and its shareholders. Similar types of operational and technology risks are also present for issuers of securities held by the fund, which could have material adverse consequences for such issuers, and may cause the fund’s investments to lose value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.
For example, the fund relies on various sources to calculate its NAV. Therefore, the fund is subject to certain operational risks associated with reliance on third party service providers and data sources. NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of the fund’s NAV and/or the inability to calculate NAV over extended time periods. The fund may be unable to recover any losses associated with such failures.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as Authorized Participants (“APs”). Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described in the section of this Prospectus entitled “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral)
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and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Non-diversification risk. At any given time, due to the composition of the Underlying Index, the fund may be classified as “non-diversified” and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. This may increase the fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the fund’s performance.
Cash transactions risk. Unlike many ETFs, the fund expects to effect its creations and redemptions principally for cash, rather than in-kind securities. Other more conventional ETFs generally are able to make in-kind redemptions and avoid realizing gains in connection with transactions designed to meet redemption requests. Effecting all redemptions for cash may cause the fund to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Such dispositions may occur at an inopportune time resulting in potential losses to the fund and involve transaction costs. If the fund recognizes a capital loss on these sales, the loss will offset capital gains (subject to certain limitations) and may result in smaller capital gain distributions from the fund. If the fund recognizes gain on these sales, this generally will cause the fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind or to recognize such gain sooner than would otherwise be required. The fund generally intends to distribute these gains to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a more conventional ETF.
In addition, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if a fund sold and redeemed its shares principally in-kind, will generally be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees. To the extent transaction and other costs associated with a redemption exceed the redemption fee, those transaction costs might be borne by the fund’s remaining shareholders. China may also impose higher local tax rates on transactions involving certain companies. In addition, these factors may result in wider spreads between the bid and the offered prices of the fund’s shares than for more conventional ETFs.
As a practical matter, only institutions and large investors, such as market makers or other large broker-dealers, purchase or redeem Creation Units. Most investors will buy and sell shares of the fund on an exchange.
Country concentration risk. To the extent that the fund invests significantly in a single country, it is more likely to be impacted by events or conditions affecting that country. For example, political and economic conditions and changes in regulatory, tax or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the fund’s performance.
Small and medium-sized company risk. Small and medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small and medium-sized companies, since they lack the financial resources of larger companies. Small and medium-sized company stocks are typically less liquid than large company stocks.
US tax risk. The fund intends to distribute annually all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and net capital gain. However, should the Chinese government impose restrictions on the fund’s ability to repatriate funds associated with direct investments in A-Shares, the fund may be unable to satisfy distribution requirements applicable to RICs under the Internal Revenue Code. If the fund fails to satisfy the distribution requirements necessary to qualify for treatment as a RIC for any taxable year, the fund would be treated as a corporation subject to US federal income tax, thereby subjecting any income earned by the fund to tax at the corporate level regardless of whether such income was distributed. If the fund fails to satisfy a separate distribution requirement, it will be subject to a fund-level excise tax. These fund-level taxes will apply in addition to taxes payable at the shareholder level on distributions.
Borrowing risk. Borrowing creates leverage. It also adds to fund expenses and at times could effectively force the fund to sell securities when it otherwise might not want to.
To the extent that the fund borrows money and then invests that money, it creates leverage, in that the fund is exposed to investment risks through the securities it has pledged for collateral as well as through the investments it purchases with the money borrowed against that collateral. This leverage means that changes in the prices of securities the fund owns will have a greater effect on the share price of the fund. The fund incurs interest expense and other costs when it borrows money; therefore, unless returns on assets acquired with borrowed funds are greater than the costs of borrowing, performance will be lower than it would have been without any borrowing. When the fund borrows money it must comply with
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certain asset coverage requirements, which at times may require the fund to dispose of some of its portfolio holdings even though it may be disadvantageous to do so at that time.
Underlying funds risk. To the extent the fund invests a substantial portion of its assets in one or more underlying funds, the fund’s performance will be directly related to the performance of an underlying fund. The fund’s investments in other investment companies subject the fund to the risks affecting those investment companies.
In addition, the fund indirectly pays a portion of the expenses incurred by an underlying fund, which lowers performance. To the extent that the fund’s allocations favor an underlying fund with higher expenses, the overall cost of investing paid by the fund will be higher.
The fund is also subject to the risk that an underlying fund may pay a redemption request made by the fund, wholly or partly, by an in-kind distribution of portfolio securities rather than in cash. The fund may hold such portfolio securities until the Advisor determines to dispose of them, and the fund will bear the market risk of the securities received in the redemption until their disposition. Upon disposing of such portfolio securities, the fund may experience increased brokerage commissions.
An investor in the fund may receive taxable gains from portfolio transactions by an underlying fund, as well as taxable gains from transactions in shares of the underlying fund held by the fund. As the fund’s allocations to an underlying fund change from time to time, or to the extent that the expense ratio of an underlying fund changes, the weighted average operating expenses borne by the fund may increase or decrease.
To the extent the fund invests a substantial portion of its assets in shares of foreign investment companies, including but not limited to, ETFs the shares of which are listed and traded primarily or solely on a foreign securities exchange, such foreign funds will not be registered as investment companies with the SEC or subject to the US federal securities laws. As a result, the fund’s ability to transfer shares of such foreign funds outside of the foreign fund’s primary market will be restricted or prohibited. While such foreign funds may operate similarly to domestic funds, the fund as an investor in a foreign fund will not be afforded the same investor protections as are provided by the US federal securities laws.
When the fund invests in a foreign fund, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the foreign fund’s expenses. Further, in part because of these additional expenses, the performance of a foreign fund may differ from the performance the fund would achieve if it invested directly in the underlying investments of the foreign fund. The fund’s investments in foreign ETFs will be subject to the risk that the NAV of the foreign fund’s shares may trade below the fund’s NAV. The NAV of foreign fund shares will fluctuate with changes in the market value of the foreign fund’s holdings. The trading prices of foreign fund shares will fluctuate in accordance with changes in NAV as well as market supply and demand. The difference between the bid price and ask price, commonly referred to as the “spread,” will also vary for a foreign ETF depending on the fund’s trading volume and market liquidity. Generally, the greater the trading volume and market liquidity, the smaller the spread is and vice versa. Any of these factors may lead to a foreign fund’s shares trading at a premium or a discount to NAV.
Active trading risk. When a fund meets redemption requests in cash rather than in-kind, active securities trading could raise transaction costs and could result in increased taxable distributions to shareholders and distributions that would be taxable to shareholders at higher federal income tax rates.
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF
Investment Objective
The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the CSI 500 Index.
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the CSI 500 Index (the “Underlying Index”), which is designed to reflect the price fluctuation and performance of 500 predominantly small-cap companies in the China A-Share market. DBX Advisors LLC (the “Advisor”) expects that, over time, the correlation between the fund’s performance and that of the Underlying Index, before fees and expenses, will be 95% or better. A figure of 100% would indicate perfect correlation.
A-Shares are equity securities issued by companies incorporated in mainland China and are denominated and traded in renminbi (“RMB”) on stock exchanges in mainland China including the Shenzhen, Shanghai and Beijing Stock Exchanges. Under current regulations in the People’s Republic of China (“China” or the “PRC”), foreign investors can invest in the domestic PRC securities markets through certain market-access programs. These programs include the Shanghai - Hong Kong and Shenzhen - Hong Kong Stock Connect programs (“Stock Connect”) and the Qualified Foreign Investor (“QFI”, including Qualified Foreign Institutional Investor (“QFII”) and Renminbi Qualified Foreign Institutional Investor (“RQFII”)) program, where investors will be required to obtain a license from the China Securities Regulatory Commission (“CSRC”) to participate in the program.
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Stock Connect is a securities trading and clearing program between either the Shanghai Stock Exchange or Shenzhen Stock Exchange, and The Stock Exchange of Hong Kong Limited (“SEHK”), China Securities Depository and Clearing Corporation Limited and Hong Kong Securities Clearing Company Limited. Stock Connect is designed to permit mutual stock market access between mainland China and Hong Kong by allowing investors to trade and settle eligible securities (including A-shares and ETFs) on each market via their local exchanges. Trading through Stock Connect is subject to a daily quota (“Daily Quota”), which limits the maximum daily net purchases on any particular day by Hong Kong investors (and foreign investors trading through Hong Kong) trading PRC listed securities and PRC investors trading Hong Kong listed securities through the relevant Stock Connect. Accordingly, the fund’s direct investments in A-Shares will be limited in part by the Daily Quota that limits total purchases through Stock Connect.
Harvest Global Investments Limited (“HGI” or the “Subadvisor”) is a licensed RQFII and is regarded as a QFI under the prevailing rules and regulations in the PRC, and the fund may therefore invest in A-Shares via HGI's QFI license. The Subadvisor, on behalf of the fund, thus also may invest in A-Shares and other permitted China securities listed on the Shanghai and Shenzhen Stock Exchanges. QFIs have registered with China’s State Administration of Foreign Exchange (“SAFE”) to remit foreign currencies which can be traded on the China Foreign Exchange Trade System (in the case of a QFII) and RMB (in the case of an RQFII) in the PRC for the purpose of investing in the PRC’s domestic securities markets. Investment companies are not currently within the types of entities that are eligible for a QFI license.
The Subadvisor expects to use a full replication indexing strategy to seek to track the Underlying Index. As such, the Subadvisor expects to invest directly in the component securities of the Underlying Index in substantially the same weightings in which they are represented in the Underlying Index. If it is not possible for the Subadvisor to acquire component securities due to limited availability or regulatory restrictions, the Subadvisor may use a representative sampling indexing strategy to seek to track the Underlying Index instead of a full replication indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield), and liquidity measures similar to those of the Underlying Index. The fund may or may not hold all of the securities in the Underlying Index when the Subadvisor is using a representative sampling indexing strategy.
The fund will normally invest at least 80% of its total assets in securities of issuers that comprise the Underlying Index. Due to regulatory changes, effective June 11, 2026, the fund will replace this 80% investment policy and related disclosures set forth in this prospectus. Specifically, effective June 11, 2026, under normal circumstances, the fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in component securities of the Underlying Index. Derivative instruments that provide exposure to the investments above or exposure to one or more market risk factors associated with such investments are included in the fund’s 80% investment policy, consistent with the fund’s investment policies and limitations with respect to investments in derivatives. The fund will seek to achieve its investment objective by primarily investing directly in A-Shares. The fund intends to invest directly in A-Shares through Stock Connect and/or via the Subadvisor’s QFI license. While the fund intends to invest primarily and directly in A-Shares, the fund also may invest in securities of issuers not included in the Underlying Index, certain derivative instruments (see “Derivatives” subsection) and other pooled investment vehicles, including affiliated and/or foreign investment companies, that the Advisor and/or Subadvisor believes will help the fund to achieve its investment objective. The remainder of the fund’s assets will be invested primarily in money market instruments and cash equivalents. Under normal circumstances, the fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in A-Shares of Chinese small-cap issuers or in derivative instruments and other securities that provide investment exposure to A-Shares of Chinese small-cap issuers. The fund may invest in depositary receipts. The fund will not invest in any unlisted depositary receipt or any depositary receipt that the Advisor deems illiquid at the time of purchase or for which pricing information is not readily available.
As of July 31, 2025, the Underlying Index consisted of 500 securities with an average market capitalization of approximately $4.09 billion and a minimum market capitalization of approximately $1.80 billion. Under normal circumstances, the Underlying Index is reconstituted semi-annually every December and June. The fund changes its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s reconstitution schedule will result in corresponding changes to the fund’s schedule of portfolio changes. Any changes made to the Underlying Index in between scheduled reconstitutions (e.g., in the event of a corporate action) also will result in corresponding changes to the fund’s portfolio.
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that the Underlying Index is concentrated. As of July 31, 2025, a significant percentage of the Underlying Index was comprised of issuers in the
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information technology, industrials and materials sectors. The fund’s exposure to particular sectors may change over time to correspond to changes in the Underlying Index.
The Subadvisor intends to fully (or at least substantially) replicate the fund’s Underlying Index, but may pursue a representative sampling indexing strategy in circumstances where there is limited availability of component securities or regulatory restrictions that inhibit the transferability of component securities. In addition, from time to time, the Subadvisor may choose to underweight or overweight a security in the fund’s Underlying Index, purchase securities not included in the Underlying Index that the Subadvisor believes are appropriate to substitute for certain securities in the Underlying Index, or utilize various combinations of other available investment techniques to seek to track, before fees and expenses, the performance of the Underlying Index. The fund also may seek to gain exposure to A-Shares through means other than the use of the Subadvisor’s QFI status, including Stock Connect or any other method permitted by PRC law and consistent with the fund’s investment policies. The Subadvisor may also sell securities that are represented in the fund’s Underlying Index in anticipation of their removal from the Underlying Index or purchase securities not represented in the Underlying Index in anticipation of their addition to the Underlying Index.
The fund may invest its assets in other securities, including, but not limited to: (i) interests in pooled investment vehicles, including affiliated and foreign funds (certain funds may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and therefore, not subject to the same investor protections as the fund), (ii) securities not in the Underlying Index, including: (a) depositary receipts (depositary receipts, including American depositary receipts (“ADRs”) may be used by the fund in seeking performance that corresponds to the fund’s Underlying Index and in managing cash flows, and they may count towards compliance with the fund’s 80% investment policies), (iii) cash and cash equivalents, (iv) money market instruments, such as repurchase agreements or money market funds (including money market funds advised by the Advisor, HGI or their affiliates subject to applicable limitations under the 1940 Act, or exemptions therefrom), (v) convertible securities and (vi) structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index).
The fund may become “non-diversified,” as defined under the Investment Company Act of 1940, as amended, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. Shareholder approval will not be sought when the fund crosses from diversified to non-diversified status under such circumstances.
Shares of the fund are not sponsored, endorsed, sold or promoted by China Securities Index Co., Ltd. (the “Index Provider” or “CSI”) or any affiliate of CSI and CSI bears no liability with respect to the fund or any security.
Derivatives. The fund may invest in derivatives, which are financial instruments whose performance is derived, at least in part, from the performance of an underlying asset, security or index. In particular, portfolio management may use futures contracts, stock index futures, options on futures, swap contracts and other types of derivatives in seeking performance that corresponds to the Underlying Index and will not use such instruments for speculative purposes. A futures contract is a standardized exchange-traded agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time.
Underlying Index Information
CSI 500 Index
The Underlying Index is calculated and maintained by CSI. The Underlying Index is a modified free-float market capitalization weighted index composed of 500 predominantly small-cap companies in the China A-Share market. Constituent stocks for the Underlying Index must have been listed for more than one year on the Science and Technology Innovation Board of the Shanghai Stock Exchange or the ChiNext Board at the Shenzen Stock Exchange and on either the Shanghai Stock Exchange or the Shenzhen Stock Exchange for more than three months for other stocks (unless the stock’s average daily A-Share market capitalization since its initial listing ranks among the top 30 of all A-Shares), have demonstrated positive performance without serious financial problems, and not be subject to abnormal volatility or other evidence of possible market manipulation. If an issuer has reported a loss in its annual report or semi-annual report, the issuer’s stock will not be removed from the index if they are already included, but an issuer with a similar situation will not be eligible for inclusion in the Underlying Index. In addition, if an issuer experiences stock price volatility that is not attributable to market demand and supply factors, but rather the possible result of market manipulation, the Index Provider will take such factor into consideration when determining whether the issuer is eligible for inclusion or continued inclusion in the Underlying Index. When determining eligibility, the Index Provider also may consider other factors, such as whether the issuer has been subject to any administrative penalty or regulatory investigation. As of July 31, 2025, the Underlying Index consisted of 500 securities with an average market capitalization of approximately $4.09 billion and a minimum market capitalization of approximately $1.80 billion. These amounts are subject to change.
When selecting constituent stocks for the Underlying Index, the Index Provider: (1) calculates the daily average trading value and daily average total market capitalization during the most recent year (or in the case of a new issue,
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during the time since its initial listing) for all the stocks in the stock universe; (2) ranks the stocks in the stock universe (excluding the stocks either in the CSI 300 or ranked in the top 300 in Shanghai and Shenzhen stock markets by daily average total market capitalization of the past recent year) in descending order according to their average daily trading values, and excludes the bottom 20%; and (3) ranks the remaining stocks in descending order according to their average daily total market capitalization and selects those which rank top 500 as constituent stocks of the Underlying Index.
The weighting of a company in the Underlying Index is intended to be a reflection of the current importance of that company in the China A-Share market as a whole. Stocks are selected and weighted according to market capitalization. A company is heavily weighted in the Underlying Index if it has a relatively larger free-float market capitalization than the rest of the constituents in the Underlying Index. The constituents of the Underlying Index are periodically reviewed by the Index Provider to ensure that the Underlying Index continues to reflect the state and structure of the underlying market it measures. The Underlying Index is calculated in real time and is published in RMB (specifically, CNY). The Underlying Index is reconstituted semi-annually every June and December.
During extraordinary market conditions, the Index Provider may delay any scheduled reconstitution of the Underlying Index. During any such delay it is possible that the Underlying Index will deviate from the Underlying Index’s stated methodology.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. High market volatility may also result from significant shifts in momentum of one or more specific stocks due to unusual increases or decreases in trading activity. Momentum can change quickly, and securities subject to shifts in momentum may be more volatile than the market as a whole and returns on such securities may drop precipitously. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Market disruption risk. Economies and financial markets throughout the world have become increasingly interconnected, which has increased the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. This includes reliance on global supply chains that are susceptible to disruptions resulting from, among other things, war and other armed conflicts, tariffs, extreme weather events, and natural disasters. Such supply chain disruptions can lead to, and have led to, economic and market disruptions that have far-reaching effects on financial markets worldwide. The value of the fund’s investments may be negatively affected by adverse changes in overall economic or market conditions, such as the level of economic activity and productivity, unemployment and labor force participation rates, inflation or deflation (and expectations for inflation or deflation), interest rates, demand and supply for particular products or resources including labor, debt levels and credit ratings, and trade policies, among other factors. Such adverse conditions may contribute to an overall economic contraction across entire economies or markets, which may negatively impact the profitability of issuers operating in those economies or markets. In addition, geopolitical and other globally interconnected occurrences, including war, terrorism, economic uncertainty or financial crises, contagion, tariffs and trade disputes, government debt crises (including defaults or downgrades) or uncertainty about government debt payments, government shutdowns, public health crises, natural disasters, supply chain disruptions, climate change and related events or conditions, have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Adverse market conditions or disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by adverse market conditions or a particular market disruption, the duration and effects may not be the same for all types of assets.
Current military and other armed conflicts in various geographic regions, including those in Europe and the Middle East, can lead to, and have led to, economic and market disruptions, which may not be limited to the geographic region in which the conflict is occurring. Such
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conflicts can also result, and have resulted in some cases, in sanctions being levied by the United States, the European Union and/or other countries against countries or other actors involved in the conflict. In addition, such conflicts and related sanctions can adversely affect regional and global energy, commodities, financial and other markets and thus could affect the value of the fund's investments. The extent and duration of any military conflict, related sanctions and resulting economic and market disruptions are impossible to predict, but could be substantial.
Other market disruption events include pandemic spread of viruses, such as the novel coronavirus known as COVID-19, which have caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions, and may adversely affect the fund and its investments.
In addition, markets are becoming increasingly susceptible to disruption events resulting from the use of new and emerging technologies to engage in cyber-attacks or to take over the websites and/or social media accounts of companies, governmental entities or public officials, or to otherwise pose as or impersonate such, which then may be used to disseminate false or misleading information that can cause volatility in financial markets or for the securities of a particular company, group of companies, industry or other class of assets.
Adverse market conditions or particular market disruptions, such as those discussed above, may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
Risk of investing in China. Investments in China involve certain risks and special considerations, including the following:
Investments in A-Shares. The fund intends to invest directly in A-Shares through Stock Connect and/or via the QFI license granted to the Subadvisor. Restrictions may be imposed on the repatriation of gains and income that may affect the fund’s ability to satisfy redemption requests. Currently, there are three stock exchanges in mainland China, the Shanghai Stock Exchange (“SSE”), the Shenzhen Stock Exchange (“SZSE”) and the Beijing Stock Exchange (“BSE”). The stock exchanges in mainland China are supervised by the China Securities Regulatory Commission (“CSRC”) and are highly automated with trading and settlement executed electronically. The stock exchanges in mainland China are substantially smaller, less liquid, and more volatile than the major securities markets in the US.
The SSE commenced trading on December 19, 1990, the SZSE commenced trading on July 3, 1991 and the BSE commenced trading on November 15, 2021. A-Shares may be listed on the SSE, the SZSE and the BSE; while currently B-Shares can be listed on the SSE and the SZSE. Companies whose shares are traded on the SSE and SZSE that are incorporated in mainland China may issue both A-Shares and B-Shares. In China, the A-Shares and B-Shares of an issuer may only trade on one exchange. Both classes represent an ownership interest comparable to a share of common stock and all shares are entitled to substantially the same rights and benefits associated with ownership. A-Shares are traded in RMB.
Because restrictions continue to exist and capital therefore cannot flow freely into the A-Share market, it is possible that in the event of a market disruption, the liquidity of the A-Share market and trading prices of A-Shares could be more severely affected than the liquidity and trading prices of markets where securities are freely tradable and capital therefore flows more freely. The fund cannot predict the nature or duration of such a market disruption or the impact that it may have on the A-Share market and the short-term and long-term prospects of its investments in the A-Share market.
The Chinese government has in the past taken actions that benefited holders of A-Shares. As A-Shares become more accessible to foreign investors, such as the funds, the Chinese government may be less likely to take action that would benefit holders of A-Shares. In addition, there is no guarantee that any existing QFI license will be maintained or will not be revoked by CSRC at some point in the future. The fund cannot predict what would occur if the Stock Connect program was terminated, or if the relevant QFI license were to be revoked, although such an occurrence would likely have a material adverse effect on the fund.
On May 7, 2020, the People’s Bank of China (“PBOC”) and SAFE jointly issued the Regulations on Funds of Securities and Futures Investment by Foreign Institutional Investors (PBOC & SAFE Announcement [2020] No. 2) (the “2020 Regulations”) which came into effect on June 6, 2020. The Regulations removed the quota restrictions on investment. However, there is no guarantee that the quotas will continue to be relaxed. On September 25, 2020, the CSRC, the PBOC, and SAFE jointly issued the Measures for the Administration of Domestic Securities and Futures Investment by Qualified Foreign Institutional Investors and RMB Qualified Foreign Institutional Investors (CSRC Decree No. 176) and the CSRC issued the Provisions on Issues Concerning the Implementation of the Measures for the Administration of Domestic Securities and Futures Investment by Qualified Foreign Institutional Investors and RMB Qualified Foreign Institutional Investors (CSRC Announcement [2020] No.63), which came into effect on November 1, 2020. The major revisions to the previous rules included merger of the QFII regime and RQFII regime, relaxation of qualification requirements and facilitating investment and operations of QFIIs and RQFIIs, expansion of investment scope and enhancing ongoing
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supervision. On July 26, 2024, the PBOC and SAFE jointly issued the revised Regulations on Funds of Securities and Futures Investment by Foreign Institutional Investors (PBOC & SAFE Announcement [2024] No. 7) (the “2024 Regulations”), which came into effect on August 26, 2024, and the 2020 Regulations were simultaneously repealed. The 2024 Regulations simplify business registration, optimize account management, and facilitate QFIs’ management of foreign exchange currency risks through entering into foreign exchange derivative transactions. As of the date of this prospectus, the 2024 Regulations are a relatively new development, and their application may depend on the interpretation given by the relevant PRC authorities. The current QFI laws, rules and regulations are subject to change, which may take retroactive effect. In addition, there can be no assurance that the QFI laws, rules and regulations will not be abolished. The fund, which invests in the PRC markets through a QFI, may be adversely affected as a result of such changes.
Custody risks of investing in A-Shares under the QFI program. For investments under the QFI program, the Subadvisor as a QFI is required to select a PRC sub-custodian (the “PRC sub-custodian”) which satisfies relevant requirements as set out in QFI rules and regulations. The PRC sub-custodian maintains the fund’s deposit accounts and oversees the fund’s investments in A-Shares in the PRC to ensure their compliance with the rules and regulations of the CSRC and the PBOC. A-Shares that are traded on the SSE and SZSE are dealt and held in book-entry form through the CSDCC. A-Shares purchased by the Subadvisor, in their capacity as a QFI, on behalf of the fund, may be received by the CSDCC as credited to a securities trading account maintained by the PRC sub-custodian in the names of the fund and the Subadvisor as the QFI. The Subadvisor may not use the account for any other purpose than for maintaining the fund’s assets. However, given that the securities trading account will be maintained in the name of the Subadvisor for the benefit of the fund, the fund’s assets may not be as well protected as they would be if it were possible for them to be registered and held solely in the name of the fund. In particular, there is a risk that creditors of the Subadvisor may assert that the securities are owned by the Subadvisor and not the fund, and that a court would uphold such an assertion, in which case creditors of the Subadvisor could seize assets of the fund. Because the Subadvisor’s QFI license would be in the name of the Subadvisor rather than the fund, there is also a risk that regulatory actions taken against the Subadvisor by PRC government authorities may affect the fund.
Investors should note that cash deposited in the fund’s account with the PRC sub-custodian will not be segregated but will be a debt owing from the PRC sub-custodian to the fund as a depositor. Such cash will be co-mingled with cash belonging to other clients of the PRC sub-custodian. In the event of bankruptcy or liquidation of the PRC sub-custodian, the fund will not have any proprietary rights to the cash deposited in the account, and the fund will become an unsecured creditor, ranking pari passu with all other unsecured creditors, of the PRC sub-custodian. A fund may face difficulty and/or encounter delays in recovering such debt, or may not be able to recover it in full or at all, in which case the fund will suffer losses.
A-Shares tax risk. Uncertainties in the Chinese tax rules governing taxation of income and gains from investments in A-Shares could result in unexpected tax liabilities for the fund. China generally imposes withholding tax at a rate of 10% on dividends and interest derived by nonresident enterprises (including QFIs) from issuers resident in China. China also imposes withholding tax at a rate of 10% on capital gains derived by nonresident enterprises from investments in an issuer resident in China, subject to an exemption or reduction pursuant to domestic law or a double taxation agreement or arrangement.
Since the respective inception of Shanghai – Hong Kong Stock Connect and Shenzhen – Hong Kong Stock Connect, foreign investors (including the fund) investing in A-Shares listed on the SSE through Shanghai – Hong Kong Stock Connect and those listed on the SZSE through Shenzhen – Hong Kong Stock Connect would be temporarily exempt from the PRC corporate income tax and value-added tax on the gains on disposal of such A-Shares. Dividends would be subject to PRC corporate income tax on a withholding basis at 10%, unless reduced under a double tax treaty with China upon application to and obtaining approval from the competent tax authority. Since November 17, 2014, the corporate income tax for QFIs, with respect to capital gains, has been temporarily lifted. The withholding tax relating to the realized gains from shares in land-rich companies prior to November 17, 2014 has been paid by the fund, while realized gains from shares in non-land-rich companies prior to November 17, 2014 were granted by treaty relief pursuant to the PRC-US Double Taxation Agreement. During 2015, revenue authorities in the PRC made arrangements for the collection of capital gains taxes for investments realized between November 17, 2009 and November 16, 2014. The fund could be subject to tax liability for any tax payments for which reserves have not been made or that were not previously withheld. The impact of any such tax liability on the fund’s return could be substantial. The fund may also be liable to the Advisor or Subadvisor for any tax that is imposed on the Advisor or Subadvisor by the PRC with respect to the fund’s investments. If the fund's direct investments in A-Shares through the Advisor's or Subadvisor’s QFI license in the future becomes subject to repatriation restrictions, the fund may be unable to satisfy distribution requirements applicable to regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended (the “Code”), and be subject to tax at the fund level. In the
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event such restrictions are imposed, the fund may borrow money to the extent necessary to distribute to shareholders income sufficient to maintain the fund’s status as a RIC.
The current PRC tax laws and regulations and interpretations thereof may be revised or amended in the future, potentially retroactively, including with respect to the possible liability of the fund for the taxation of income and gains from investments in A-Shares through Stock Connect or obligations of a QFI. The withholding taxes on dividends, interest and capital gains may in principle be subject to a reduced rate under an applicable tax treaty, but the application of such treaties in the case of a QFI acting for a foreign investor such as the fund is also uncertain. Finally, it is also unclear whether an RQFII would also be eligible for PRC Business Tax (“BT”) exemption, which has been granted to QFIIs, with respect to gains derived prior to May 1, 2016. In practice, the BT has not been collected. However, the imposition of such taxes on the fund could have a material adverse effect on the fund’s returns. Under the value-added tax regime, BT exemption granted to QFIIs with respect to gains realized from the trading of PRC marketable securities has been grandfathered (i.e., QFIIs continue to enjoy exemption on gains under the value-added tax regime). Since May 1, 2016, RQFIIs are exempt from PRC value- added tax, which replaced the BT with respect to gains realized from the disposal of securities, including A-Shares.
The PRC rules for taxation of QFIs are evolving and certain tax regulations to be issued by the PRC State Administration of Taxation and/or PRC Ministry of Finance to clarify the subject matter may apply retrospectively, even if such rules are adverse to the fund and their shareholders.
If the PRC begins applying tax rules regarding the taxation of income from A-Shares investments to QFIs and/or begins collecting capital gains taxes on such investments (whether made through Stock Connect or a QFI), the fund could be subject to withholding tax liability in excess of the amount reserved (if any). The impact of any such tax liability on the fund’s return could be substantial. The fund will be liable to the Advisor and/or Subadvisor for any Chinese tax that is imposed on the Advisor and/or Subadvisor with respect to the fund’s investments.
To the extent the fund invests in swaps linked to A-Shares, such investments may be less tax-efficient for US tax purposes than a direct investment in A-Shares. Any tax liability incurred by the swap counterparty may be passed on to the fund. When the fund sells a swap on A-Shares, the sale price may take into account of the QFI’s tax liability.
Investments in swaps and other derivatives may be subject to special US federal income tax rules that could adversely affect the character, timing and amount of income earned by the fund (e.g., by causing amounts that would be capital gain to be taxed as ordinary income or to be taken into income earlier than would otherwise be necessary). Also, the fund may be required to periodically adjust its positions in its swaps and derivatives to comply with certain regulatory requirements which may further cause these investments to be less efficient than a direct investment in A-Shares. For example, swaps in which the fund may invest may need to be reset on a regular basis in order to maintain compliance with the 1940 Act, which may increase the likelihood that the fund will generate short-term capital gains. In addition, because the application of special tax rules to the fund and its investments may be uncertain, it is possible that the manner in which they are applied by the fund may be determined to be incorrect. In that event, the fund may be found to have failed to maintain its qualification as a RIC or to be subject to additional US tax liability. The fund may make investments, both directly and through swaps or other derivative positions, in companies classified as passive foreign investment companies for US federal income tax purposes (“PFICs”). Investments in PFICs are subject to special tax rules which may result in adverse tax consequences to the fund and its shareholders.
Risks of investing through Stock Connect. Trading through Stock Connect is subject to a number of restrictions that may affect the fund’s investments and returns. Although no individual investment quotas or licensing requirements apply to investors in Stock Connect, trading through Stock Connect is subject to a daily quota (“Daily Quota”), which limits the maximum net purchases on any particular day by Hong Kong investors (and foreign investors trading through Hong Kong) trading PRC listed securities and PRC investors trading Hong Kong listed securities through the relevant Stock Connect. The Daily Quota does not belong to the fund and is utilized by all investors on a first-come-first-serve basis. As such, buy orders for securities under Stock Connect would be rejected once the Daily Quota is exceeded (although the fund will be permitted to sell the securities regardless of the Daily Quota balance). The Daily Quota may restrict the fund’s ability to invest in eligible securities through Stock Connect on a timely basis, which could affect the fund’s ability to effectively pursue its investment strategy. The Daily Quota is also subject to change.
In addition, investments made through Stock Connect are subject to trading, clearance and settlement procedures that are relatively untested in the PRC, which could pose risks to the fund. Moreover, eligible securities through Stock Connect (“Stock Connect Securities”) generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. While securities must be designated as eligible to be traded under Stock Connect (such eligible securities listed on the SSE, the “SSE Securities,” and such eligible securities listed on the SZSE, the “SZSE Securities”), those securities may also lose such designation, and if this occurs, such securities may be sold but could no longer be purchased through Stock Connect. With respect to sell orders under Stock Connect, the Stock Exchange of Hong Kong (“SEHK”) carries out pre-trade checks to ensure an
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investor has sufficient securities in its account before the market opens on the trading day. Accordingly, if there are insufficient securities in an investor’s account before the market opens on the trading day, the sell order will be rejected, which may adversely impact the funds’ performance. However, the fund may request a custodian to open a special segregated account (“SPSA”) in CCASS (the Central Clearing and Settlement System operated by HKSCC (the Hong Kong Securities Clearing Company Limited) for the clearing securities listed or traded on SEHK) to maintain its holdings in securities under the enhanced pre-trade checking model. Each SPSA will be assigned a unique “Investor ID” by CCASS for the purpose of facilitating Stock Connect order routing system to verify the holdings of an investor such as the fund. Provided that there is sufficient holding in the SPSA when a broker inputs the fund’s sell order, the fund will be able to dispose of its holdings of securities (as opposed to the practice of transferring securities to the broker’s account under the current pre-trade checking model for non-SPSA accounts). Opening of the SPSA accounts for the fund will enable it to dispose of its holdings of securities in a timely manner.
In addition, Stock Connect will only operate on days when both the mainland Chinese and Hong Kong markets are open for trading. Therefore, an investment in A- Shares through Stock Connect may subject the fund to the risk of price fluctuations on days when one of the mainland Chinese or Hong Kong markets are open, but Stock Connect is not trading. Each of the SEHK, SSE and SZSE reserves the right to suspend trading under Stock Connect under certain circumstances. Where such a suspension of trading is effected, the fund’s ability to access securities through Stock Connect will be adversely affected. In addition, if one or both of the Chinese and Hong Kong markets are closed on a US trading day, the fund may not be able to acquire or dispose of securities through Stock Connect in a timely manner, which could adversely affect the fund’s performance.
The fund’s investments in securities though Stock Connect are held by its custodian in accounts in CCASS maintained by the HKSCC, which in turn holds the securities, as the nominee holder, through an omnibus securities account in its name registered with the China Securities Depository and Clearing Corporation Limited (“CSDCC”). The precise nature and rights of each fund as the beneficial owner of the SSE Securities or SZSE Securities through HKSCC as nominee is not well defined under PRC law. There is a lack of a clear definition of, and distinction between, legal ownership and beneficial ownership under PRC law and there have been few cases involving a nominee account structure in the PRC courts. The exact nature and methods of enforcement of the rights and interests of each fund under PRC law is also uncertain. In the unlikely event that HKSCC becomes subject to winding up proceedings in Hong Kong, there is a risk that the SSE Securities or SZSE
Securities may not be regarded as held for the beneficial ownership of each fund or as part of the general assets of HKSCC available for general distribution to its creditors.
Notwithstanding the fact that HKSCC does not claim proprietary interests in the SSE Securities or SZSE Securities held in its omnibus stock account in the CSDCC, the CSDCC as the share registrar for SSE- or SZSE-listed companies will still treat HKSCC as one of the shareholders when it handles corporate actions in respect of such SSE Securities or SZSE Securities. HKSCC monitors the corporate actions affecting SSE Securities and SZSE Securities and keeps participants of CCASS informed of all such corporate actions that require CCASS participants to take steps in order to participate in them. A fund will therefore depend on HKSCC for both settlement and notification and implementation of corporate actions.
The HKSCC is responsible for the clearing, settlement and the provisions of depositary, nominee and other related services of the trades executed by Hong Kong market participants and investors. Accordingly, investors do not hold SSE Securities or SZSE Securities directly – they are held through their brokers’ or custodians’ accounts with CCASS. The HKSCC and the CSDCC establish clearing links and each has become a participant of the other to facilitate clearing and settlement of cross-border trades. Should CSDCC default and the CSDCC be declared as a defaulter, HKSCC’s liabilities in Stock Connect under its market contracts with clearing participants will be limited to assisting clearing participants in pursuing their claims against the CSDCC. In that event, the fund may suffer delays in the recovery process or may not be able to fully recover its losses from the CSDCC.
Market participants are able to participate in Stock Connect subject to meeting certain information technology capability, risk management and other requirements as may be specified by the relevant exchange and/or clearing house. Further, the “connectivity” in Stock Connect requires the routing of orders across the borders of Hong Kong and the PRC. This requires the development of new information technology systems on the part of the SEHK and exchange participants. There is no assurance that these systems will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems fail to function properly, trading in securities through Stock Connect could be disrupted, and the fund’s ability to achieve its investment objective may be adversely affected.
A primary feature of Stock Connect is the application of the home market’s laws and rules applicable to investors in securities. Therefore, the fund’s investments in Stock Connect Securities are generally subject to PRC securities regulations and listing rules, among other restrictions.
Finally, according to Caishui [2014] 81 (“Circular 81”) and Caishui [2016] 127 (“Circular 127”), while foreign investors are exempted from paying capital gains or business taxes
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(later, value-added taxes) on income and gains from investments in A-Shares through Stock Connect, these PRC tax rules could be changed, which could result in unexpected tax liabilities for the fund. Dividends derived from A-Shares are subject to a 10% PRC withholding income tax generally. PRC stamp duty is also payable for transactions in A-Shares through Stock Connect. Currently, PRC stamp duty on A-Shares transactions is only imposed on the seller, but not on the purchaser, at the tax rate of 0.05% of the total sales value.
Circular 81 and Circular 127 stipulate that PRC business tax (and, subsequently, PRC value-added tax) is temporarily exempted on capital gains derived by Hong Kong market participants (including the fund) from the trading of A-Shares through Stock Connect. According to Caishui [2016] No. 36, the PRC value-added tax reform in the PRC will be expanded to all industries, including financial services, starting May 1, 2016. The PRC business tax exemption prescribed in Circular 81 is grandfathered under the value-added tax regime.
The Stock Connect program is a relatively new program. Further developments are likely and there can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and the PRC, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program are uncertain, and they may have a detrimental effect on the fund’s investments and returns.
Political and economic risk. The economy of China, which has been in a state of transition from a planned economy to a more market oriented economy, differs from the economies of most developed countries in many respects, including the level of government involvement, its state of development, its growth rate, control of foreign exchange, and allocation of resources. Although the majority of productive assets in China are still owned by the PRC government at various levels, in recent years, the PRC government has implemented economic reform measures emphasizing utilization of market forces in the development of the economy of China and a high level of management autonomy. The economy of China has experienced significant growth in recent decades, but growth has been uneven both geographically and among various sectors of the economy. Economic growth has also been accompanied by periods of high inflation. The PRC government has implemented various measures from time to time to control inflation and restrain the rate of economic growth. More recently, the Chinese economy has experienced a significant slowdown in growth, including declines in property values and increased defaults, weak consumer demand, increased youth unemployment and declines in exports and manufacturing. The Chinese government has implemented policies attempting to increase growth but it is unclear whether those efforts will be successful. In recent years, Chinese entities have incurred significant levels of debt and Chinese financial institutions currently hold relatively large amounts of non-performing debt. Thus, there exists a possibility that widespread defaults could occur, which could trigger a financial crisis, freeze Chinese debt and finance markets and make Chinese securities illiquid.
For several decades, the PRC government has carried out economic reforms to achieve decentralization and utilization of market forces to develop the economy of the PRC. These reforms have resulted in significant economic growth and social progress. However, there can be no assurance that the PRC government will continue to pursue such economic policies or that such policies, if pursued, will be successful. Any adjustment and modification of those economic policies may have an adverse impact on the securities markets in the PRC as well as the constituent securities of the Underlying Index. Further, the PRC government may from time to time adopt corrective measures to control the growth of the PRC economy which may also have an adverse impact on the capital growth and performance of the fund. Further, there is no assurance that the Chinese government will not revert to the economic policy of central planning that it implemented prior to 1978 or that such growth will be sustained in the future. An economic downturn in China would adversely impact the fund’s investments.
The willingness of the Chinese government to support the Chinese and Hong Kong economies and markets is uncertain and changes in government policy could significantly affect the markets in both China and Hong Kong. In addition, Taiwan's geographic proximity and history of political contention with China have resulted in ongoing tensions between the two countries and those tensions have increased in recent years. Increased tensions or conflict (whether actual or threatened) between Taiwan and China, including if China were to attempt unification of Taiwan by force, may significantly disrupt the Chinese and global markets and economies around the world, including the global semiconductor market given Taiwan's pivotal role in that market, and could have an adverse effect on an investment in China.
Political changes, social instability and adverse diplomatic developments in the PRC could result in the imposition of additional government restrictions including expropriation of assets, confiscatory taxes or nationalization of some or all of the property held by the issuers of the A-Shares in the fund’s Underlying Index. The laws, regulations, including the investment regulations, government policies and political and economic climate in China may change with little or no advance notice. Any such change could adversely affect market conditions and the performance of the Chinese economy and, thus, the value of securities in the fund’s portfolio.
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The Chinese government continues to be an active participant in many economic sectors through ownership positions and regulations. The allocation of resources in China is subject to a high level of government control. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. Through its policies, the government may provide preferential treatment to particular industries or companies. Recently, the Chinese government has become more aggressive about regulating the operations of particular companies or sectors, including large companies which are indirectly listed in the US. These regulations may substantially limit or prohibit the operations of such companies and cause investors to lose some or all of the value of their investment. The policies set by the government could have a substantial effect on the Chinese economy and the fund’s investments.
Trade risk. The Chinese economy is export-driven and highly reliant on trade. The performance of the Chinese economy may differ favorably or unfavorably from the US economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. The domestic consumer class in China is still emergent, while the economy's dependence on exports may not be sustainable. Adverse changes to the economic conditions of its primary trading partners, such as the European Union, the US, Hong Kong, the Association of South East Asian Nations, and Japan, would adversely affect the Chinese economy and the fund’s investments.
In addition, as much of China’s growth over recent decades has been a result of significant investment in substantial export trade, international trade tensions may arise from time to time which can result in trade tariffs, embargoes, trade limitations, trade wars and other negative consequences. Changes to political and economic relationships, including recent trade and policy disputes and strained international relations, between China and other countries could have an adverse effect on an investment in China. Increasing tensions between China and its trading partners, including the US, have resulted in tariffs and other limitations, and may in the future result in additional measures or actions. These consequences may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry with a potentially severe negative impact to the fund. In addition, it is possible that the continuation or worsening of the current political climate could result in regulatory restrictions being contemplated or imposed in the US or in China that could have a material adverse effect on the fund’s ability to invest in accordance with its investment policies and/or achieve its investment objective. For example, in recent years, the US government has proposed or adopted numerous measures aimed at restricting trade with China:
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In May 2019, the President of the United States issued an executive order prohibiting certain transactions determined by the US Department of Commerce (“Commerce”) to involve foreign adversary information communications technology and services and to pose certain risks to US national security, technology or critical infrastructure (the “ICTS Order”). Commerce issued interim regulations implementing the ICTS Order in January 2021, followed by final regulations in December 2024 which took effect in February 2025, establishing procedures for Commerce's review of covered ICTS transactions. China has been designated as a foreign adversary for purposes of these regulations.
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In July 2020, the President’s Working Group on Financial Markets (“PWG”) proposed a number of regulatory changes aimed at addressing potential risks to US investors from investments in issuers that provide limited access to their financial statements, including Chinese companies. The PWG’s proposals included having the SEC consider encouraging or requiring US registered funds to conduct additional due diligence on an index’s exposure to such issuers and how the index provider addresses concerns arising from limited availability of such issuers’ financial information. If the SEC adopts these proposals, they could have a material adverse effect on the fund’s ability to continue tracking the Underlying Index.
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In June 2021, the President of the United States issued an executive order (“CMIC Order”) prohibiting US persons, including the fund, from purchasing or selling publicly traded securities (including publicly traded securities that are derivative of, or are designed to provide exposure to, such securities) of any Chinese company identified as a Chinese Military Industrial Complex Company (“CMIC”). This prohibition, effective August 2, 2021, expands on similar sanctions imposed by the prior administration on certain designated Chinese military companies (“CCMCs”) that took effect in January 2021. To the extent that any company in the Underlying Index is identified as a CMIC at any time (or was previously designated as a CCMC), it may have a material adverse effect on the fund’s ability to track its Underlying Index.
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In December 2020, the Holding Foreign Companies Accountable Act (“HFCAA”) was signed into law. Since the HFCAA was signed, the SEC has placed many Chinese companies listed on a US stock exchange on a watchlist, indicating that securities of foreign issuers (including China) will be de-listed from US stock exchanges if those companies do not permit US oversight of the auditing of their financial information. On December 15, 2022, the Public Company Accounting Oversight Board (“PCAOB”) announced that it had secured complete access to inspect and investigate accounting firms located in China. The ultimate impact of the HFCAA is unclear at this time, but to the extent that the fund currently transacts in securities of a foreign
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company in the Underlying Index on a US exchange but is unable to do so in the future, the fund will have to seek other markets in which to transact in such securities or obtain exposure to such securities through alternative means (such as derivatives), either of which could increase the fund’s costs and have a material adverse effect on the fund’s ability to continue tracking the Underlying Index.
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The Chair of the SEC announced in July 2021 that the SEC would be requiring additional disclosures about the corporate structure of Chinese companies listing in the US (pursuant to which US investors own shares in an offshore shell company rather than the Chinese company itself) and the risks to US investors, including the risks of such companies being delisted from the US exchange under the HFCAA.
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Finally, in August 2023, the President of the United States issued an executive order (the “Critical Technologies Order”) directing the US Department of the Treasury (“Treasury”) to promulgate regulations requiring disclosure of or restricting investments in China in the following technologies: semiconductors and microelectronics, quantum information, and certain artificial intelligence technologies. In October 2024, Treasury issued final regulations implementing the Critical Technologies Order, which took effect in January 2025 and imposed certain investment restrictions and disclosure requirements with respect to certain types of investments in China in the aforementioned set of technologies. The final regulations exempt certain types of transactions from coverage, including investments in publicly-traded securities such as A-Shares although this exemption is subject to certain limitations.
From time to time China has experienced outbreaks of infectious illnesses, such as the novel coronavirus known as COVID-19, and the country may be subject to other infectious illnesses, diseases or other public health emergencies in the future. Any public health emergency could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy, which in turn could adversely affect the fund’s investments. These risks may be heightened to the extent China pursues a “zero COVID” or similar strategy that attempts to eradicate the incidence of a disease for extended periods, thus leading to shutdowns or other interventions which affect the Chinese and/or global economy for periods beyond that which might be caused by the public health policies of other countries.
Inflation. Economic growth in China has historically been accompanied by periods of high inflation. Beginning in 2004, the Chinese government commenced the implementation of various measures to control inflation, which included the tightening of the money supply, the raising of interest rates and more stringent control over certain industries. If these measures are not successful, and if inflation were to steadily increase, the performance of the Chinese economy and the fund’s investments could be adversely affected.
Nationalization and expropriation. After the formation of the Chinese socialist state in 1949, the Chinese government renounced various debt obligations and nationalized private assets without providing any form of compensation. There can be no assurance that the Chinese government will not take similar actions in the future. Accordingly, an investment in the fund involves a risk of a total loss.
Hong Kong policy. As part of Hong Kong’s transition from British to Chinese sovereignty in 1997, China agreed to allow Hong Kong to maintain a high degree of autonomy with regard to its political, legal and economic systems for a period of at least 50 years. China controls matters that relate to defense and foreign affairs. Under the agreement, China does not tax Hong Kong, does not limit the exchange of the Hong Kong dollar for foreign currencies and does not place restrictions on free trade in Hong Kong. However, there is no guarantee that China will continue to honor the agreement, and China may change its policies regarding Hong Kong at any time. As of July 2020, the Chinese Standing Committee of the National People's Congress enacted the Law of the PRC on Safeguarding National Security in the Hong Kong Special Administrative Region, (the “Hong Kong Law”), which imposed substantial limits on Hong Kong’s political and legal autonomy in a manner widely considered within Hong Kong and by other countries as a violation of China’s agreement in 1997. Hong Kong has experienced wide protests and extensive turmoil before and after the enactment of this law. Also as of July 2020, Hong Kong is no longer afforded preferential economic treatment by the United States under US law, and there is uncertainty as to how the economy of Hong Kong will be affected. Any further changes in China's policies could adversely affect market conditions and the performance of the Chinese economy and, thus, the value of securities in the fund’s portfolio.
Chinese securities markets. The securities markets in China have a limited operating history and are not as developed as those in the US. The markets tend to be smaller in size, have less liquidity and historically have had greater volatility than markets in the US and some other countries. In addition, under normal market conditions, there is less regulation and monitoring of Chinese securities markets and the activities of investors, brokers and other participants than in the US. Accordingly, issuers of securities in China are not subject to the same degree of regulation as are US issuers with respect to such matters as insider trading rules, tender offer regulation, stockholder proxy requirements and the requirements mandating timely disclosure of information. During periods of significant market volatility, the Chinese government has, from
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time to time, intervened in its domestic securities markets to a greater degree than would be typical in more developed markets, including both direct and indirect market stabilization efforts, which may affect valuations of Chinese issuers. Stock markets in China are in the process of change and further development. This may lead to trading volatility, difficulty in the settlement and recording of transactions and difficulty in interpreting and applying the relevant regulations.
Available disclosure about Chinese companies. Chinese companies are required to follow Chinese accounting standards and practices, which only follow international accounting standards to a certain extent. However, the accounting, auditing and financial reporting standards and practices applicable to PRC companies, including those listed on US exchanges, may be less rigorous, and there may be significant differences between financial statements prepared in accordance with Chinese accounting standards and practice and those prepared in accordance with international accounting standards. In particular, the assets and profits appearing on the financial statements of a Chinese issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with US Generally Accepted Accounting Principles. The quality of audits in China may be unreliable, which may require enhanced procedures. Consequently, the fund may not be provided the same degree of protection or information as would generally apply in developed countries and the fund may be exposed to significant losses. There is also substantially less publicly available information about Chinese issuers than there is about US issuers. Therefore, disclosure of certain material information may not be made, and less information may be available to the fund and other investors than would be the case if the fund’s investments were restricted to securities of US issuers. Under the HFCAA, Chinese companies with securities listed in the US may be delisted if they do not meet US accounting and auditor oversight requirements, which could cause the fund to seek other markets in which to transact in such securities or obtain exposure to such securities through alternative means (such as derivatives), either of which could increase the fund's costs and have a material adverse effect on the fund's ability to continue tracking the Underlying Index.
Chinese corporate and securities law. The regulations which regulate investments by QFIs in the PRC and the repatriation of capital from QFI investments are relatively new. As a result, the application and interpretation of such investment regulations are therefore relatively untested. In addition, PRC authorities and regulators have broad discretion under such investment regulations and there is little precedent or certainty evidencing how such discretion will be exercised now or in the future.
The fund’s rights with respect to its investments in A-Shares (as applicable), if any, generally will not be governed by US law, and instead will generally be governed by Chinese law. China operates under a civil law system, in which court precedent is not binding. Because there is no binding precedent to interpret existing statutes, there is uncertainty regarding the implementation of existing law.
Legal principles relating to corporate affairs and the validity of corporate procedures, directors’ fiduciary duties and liabilities and stockholders’ rights often differ from those that may apply in the US and other countries. Chinese laws providing protection to investors, such as laws regarding the fiduciary duties of officers and directors, are undeveloped and will not provide investors, such as the fund, with protection in all situations where protection would be provided by comparable laws in the US. China lacks a national set of laws that address all issues that may arise with regard to a foreign investor such as the fund. It may therefore be difficult for the fund to enforce its rights as an investor under Chinese corporate and securities laws, and it may be difficult or impossible for the fund to obtain a judgment in court. Moreover, as Chinese corporate and securities laws continue to develop, these developments may adversely affect foreign investors, such as the fund.
Due to restrictions on foreign ownership of Chinese companies imposed under Chinese law, Chinese companies that are listed in the US typically do not offer common stock in the company itself to US investors. Rather, Chinese companies typically offer shares of an offshore shell company (typically referred to as a “variable interest entity” or “VIE”) that has entered into service and other contracts with the Chinese company. Accordingly, US investors in Chinese companies listed on a US stock exchange do not actually own shares of the Chinese company itself. The US-listed shell company does not control the Chinese company and must rely on the Chinese company to perform its contractual obligations (which, as noted above, are governed by Chinese corporate and securities laws that are less protective of shareholders than US laws). Moreover, the Chinese government may at any time invalidate or limit the contracts between a Chinese company and the offshore shell company which is offering shares in the US, which may result in the partial or total loss of the value of a US investor's shares in the offshore shell company even if a direct investment in the Chinese company would retain value.
Other sanctions and embargoes. From time to time, certain of the companies in which the fund expects to invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the US government and the United Nations and/or countries identified by the US government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has
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dealings with, countries subject to sanctions or embargoes imposed by the US government and the United Nations and/or countries identified by the US government as state sponsors of terrorism. As an investor in such companies, the fund will be indirectly subject to those risks.
Foreign exchange control. The Chinese government heavily regulates the domestic exchange of foreign currencies within China. Under China’s State Administration of Foreign Exchange (“SAFE”) regulations, Chinese corporations may only purchase foreign currencies through government approved banks. In general, Chinese companies must receive approval from or register with the Chinese government before investing in certain capital account items, including direct investments and loans, and must thereafter maintain separate foreign exchange accounts for the capital items. Foreign investors may only exchange foreign currencies at specially authorized banks after complying with documentation requirements. These restrictions may adversely affect the fund and its investments. The international community has requested that China ease its restrictions on currency exchange, but it is unclear whether the Chinese government will change its policy.
RMB is currently not a freely convertible currency as it is subject to foreign exchange control, fiscal policies and repatriation restrictions imposed by the Chinese government. Such control of currency conversion and movements in the RMB exchange rates may adversely affect the operations and financial results of companies in the PRC. In addition, if such control policies change in the future, the fund may be adversely affected. Since 2005, the exchange rate of the RMB is no longer pegged to the US dollar. The RMB has now moved to a managed floating exchange rate mechanism based on market supply and demand with reference to a basket of foreign currencies. The daily trading price of the RMB against other major currencies in the inter-bank foreign exchange market would be allowed to float within a narrow band around the central parity published by the People’s Bank of China. As the exchange rates are based primarily on market forces, the exchange rates for RMB against other currencies, including the US dollar, are susceptible to movements based on external factors. There can be no assurance that the RMB will not be subject to appreciation or devaluation, either due to changes in government policy or market factors. Any devaluation of the RMB could adversely affect the value of the fund’s investments. The PRC government imposes restrictions on the remittance of RMB out of and into China. To the extent the fund invests through a QFI, the fund may be required to remit foreign currencies which can be traded on the China Foreign Exchange Trade System (in the case of a QFII) and RMB (in the case of an RQFII) to the PRC to settle the purchase of A-Shares and other permissible securities by the fund. In the event such remittance is disrupted, the fund may not be able to fully replicate its Underlying Index by investing in the relevant
A-Shares and this will increase the tracking error of the fund. Any delay in repatriation out of China may result in delay in payment of redemption proceeds to the redeeming investors. The Chinese government’s policies on exchange control and repatriation restrictions are subject to change, and the fund’s performance may be adversely affected.
Foreign currency considerations. The assets of the fund are invested primarily in the equity securities of issuers in China and the income received by the fund will be primarily in RMB.
RMB can be further categorized into onshore RMB (“CNY”), traded only in the PRC, and offshore RMB (“CNH”), traded outside the PRC. CNY and CNH are traded at different exchange rates and their exchange rates may not move in the same direction. Although there has been a growing amount of RMB held offshore, CNH cannot be freely remitted into the PRC and is subject to certain restrictions, and vice versa. The fund may also be adversely affected by the exchange rates between CNY and CNH. There is no assurance that there will always be RMB available in sufficient amounts for the fund to remain fully invested.
Meanwhile, the fund will compute and expects to distribute its income in US dollars, and the computation of income will be made on the date that the income is earned by the fund at the foreign exchange rate in effect on that date. Any gain or loss attributable to fluctuations in exchange rates between the time the fund accrues income or gain and the time the fund converts such income or gain from RMB to the US dollar is generally treated as ordinary income or loss for US federal income tax purposes. Therefore, if the value of the RMB increases relative to the US dollar between the accrual of income and the time at which the fund converts the RMB to US dollars, the fund will recognize ordinary income when the RMB is converted. In such circumstances, if the fund has insufficient cash in US dollars to meet distribution requirements under the Internal Revenue Code, the fund may be required to liquidate certain positions in order to make distributions. The liquidation of investments, if required, may also have an adverse impact on the fund’s performance.
Furthermore, the fund may incur costs in connection with conversions between US dollars and RMB. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire immediately to resell that currency to the dealer. A fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies.
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Although QFIs are allowed to engage in hedging transactions to minimize RMB foreign exchange risk in CNY, there are certain restrictions as set out in the QFI regulations, and there can be no guarantee that instruments suitable for hedging currency in CNY will be available to the fund in China at any time in the future. In the event that in the future the fund intends to hedge RMB currency risk in China in CNY, the fund may seek to reduce the foregoing currency risks by engaging in hedging transactions. In that case, the fund may enter into forward currency exchange contracts and currency futures contracts and options on such futures contracts, as well as purchase put or call options on currencies, as may be permitted in China. The fund does not currently intend to hedge RMB currency risk in CNH. Currency hedging would involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor’s or Subadvisor’s (as applicable) view as to certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if they had not been used. The use of currency transactions could result in the fund’s incurring losses as a result of the imposition of exchange controls, exchange rate regulation, suspension of settlements or the inability to deliver or receive a specified currency.
PRC brokers risk. Regulations adopted by the CSRC and SAFE under which the fund will invest in A-Shares provide that the Subadvisor as a QFI, may select PRC broker(s) to execute transactions on its behalf on each of the PRC exchanges. The Subadvisor may select the same broker(s) for all exchanges. As a result, the Subadvisor will have less flexibility to choose among brokers on behalf of the fund than is typically the case for US investment managers. In the event of any default of a PRC broker in the execution or settlement of any transaction or in the transfer of any funds or securities in the PRC, the fund may encounter delays in recovering its assets which may in turn adversely impact the NAV of the fund.
If the Subadvisor is unable to use one of its designated PRC brokers in the PRC, units of the fund may trade at a premium or discount to its NAV or the fund may not be able to track the Underlying Index. Further, the operation of the fund may be adversely affected in the case of any acts or omissions of a PRC broker, which may result in increased tracking error or the fund being traded at a significant premium or discount to its NAV. The limited number of PRC brokers that may be appointed may cause the fund to not necessarily pay the lowest commission available in the market. The Subadvisor, however, in its selection of PRC brokers will consider such factors as the competitiveness of commission rates, size of the relevant orders, and execution standards. There is a risk that the fund may suffer losses from the default, bankruptcy or disqualification of the PRC brokers. In such events, the fund may be adversely affected in the execution of any transaction.
Disclosure of interests and short swing profit rule. The fund may be subject to shareholder disclosure of interest regulations promulgated by the CSRC. These regulations currently require the fund to make certain public disclosures when the fund and parties acting in concert with the fund acquire 5% or more of the issued voting securities of a listed company (which include A-Shares of the listed company). If the reporting requirement is triggered, the fund will be required to report information which includes, but is not limited to: (a) information about the fund (and parties acting in concert with the fund) and the type and extent of its holdings in the company; (b) a statement of the fund’s purposes for the investment and whether the fund intends to increase its holdings over the following 12-month period; (c) a statement of the fund’s historical investments in the company over the previous six months; (d) the time of, and other information relating to, the transaction that triggered the fund’s holding in the listed company reaching the 5% reporting threshold; and (e) other information that may be required by the CSRC or the stock exchange. Additional information may be required if the fund and its concerted parties constitute the largest shareholder or actual controlling shareholder of the listed company. The report must be made to the CSRC, the stock exchange, the invested company, and the CSRC local representative office where the listed company is located. A fund would also be required to make a public announcement through a media outlet designated by the CSRC. The public announcement must contain the same content as the official report. The public announcement may require the fund to disclose its holdings to the public, which could have an adverse effect on the performance of the fund.
The relevant PRC regulations presumptively treat all affiliated investors and investors under common control as parties acting in concert. As such, under a conservative interpretation of these regulations, the fund may be deemed as a “concerted party” of other funds managed by the Advisor, Subadvisor or their affiliates and therefore may be subject to the risk that the fund’s holdings may be required to be reported in the aggregate with the holdings of such other funds should the aggregate holdings trigger the reporting threshold under the PRC law. If the 5% shareholding threshold is triggered by the fund and parties acting in concert with the fund, the fund would be required to file its report within three days of the date the threshold is reached. During the time limit for filing the report, a trading freeze applies and the fund would not be permitted to make subsequent trades in the invested company’s securities. Any such trading freeze may undermine the fund’s performance, if the fund would otherwise make trades during that period but is prevented from doing so by the regulation.
Once the fund and parties acting in concert reach the 5% trading threshold as to any listed company, any subsequent incremental increase or decrease of 5% or more will trigger a further reporting requirement and an additional trading freeze from the date the threshold is reached to the
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end of three days after the report and announcement is made. These trading freezes may undermine the fund’s performance as described above. According to the securities laws of China, whoever purchases the voting securities of a listed company in violation of the requirements in this paragraph may not exercise the voting rights of the securities that exceed the threshold within 36 months after purchasing them.
Further, once the fund and parties acting in concert reach the 5% trading threshold as to any listed company, for any subsequent incremental increase or decrease of 1%, the fund would be required to notify the listed company and make an announcement thereon on the day immediately after the date the threshold is reached. Also, CSRC requirements currently require the fund and parties acting in concert, once they have reach the 5% threshold, to disclose whenever their shareholding drops below this threshold (even as a result of trading which is less than the 5% incremental change that would trigger a reporting requirement under the relevant CSRC regulation).
CSRC regulations also contain additional disclosure (and tender offer) requirements that apply when an investor and parties acting in concert reach thresholds of 20% and greater than 30% shareholding in a company.
Subject to the interpretation of PRC courts and PRC regulators, the operation of the PRC short swing profit rule may be applicable to the trading of the fund with the result that where the holdings of the fund (possibly with the holdings of other investors deemed as concert parties of the fund) exceed 5% of the total issued voting shares of a listed company, the fund may not reduce its holdings in the company within six months of the last purchase of shares of the company. If a fund violates the rule, it may be required by the listed company to return any profits realized from such trading to the listed company. In addition, the rule limits the ability of the fund to repurchase securities of the listed company within six months of such sale. Moreover, under PRC civil procedures, the fund’s assets may be frozen to the extent of the claims made by the company in question. These risks may greatly impair the performance of the fund. The CSRC issued a consultation paper on improving the regulation of covered short-swing transactions in July 2023, which includes a proposal to allow qualified foreign public funds to calculate securities holdings on a product basis with approval from the CSRC for the purpose of determining short-swing transactions, which would change the current practice under which a foreign fund manager aggregates all its funds’ holdings in a listed company. However, as of the date of this Prospectus, such provisions have not been officially issued and it is uncertain how the final provisions if issued may impact the fund’s investment in A-Shares.
Investment and repatriation restrictions. Investments by the fund in A-Shares (as well as other Chinese financial instruments permitted by the CSRC and the People’s Bank of China, including open- and closed-end investment companies) may be subject to governmental pre-approval limitations on the quantity that the fund may purchase and/or limits on the classes of securities in which the fund may invest.
With respect to investments in A-Shares made through the QFI program, repatriations by QFIs are currently not subject to repatriation restrictions or prior regulatory approval, although a review on authenticity and compliance will be conducted on each remittance and repatriation by the PRC sub-custodian appointed by the QFI. The repatriation process may be subject to certain requirements set out in the relevant regulations such as submission of certain documents, and completion of the repatriation process may be subject to delay. Furthermore, as the PRC sub-custodian’s review on authenticity and compliance is conducted on each repatriation, the repatriation may be delayed or even rejected by the PRC sub-custodian in case of non-compliance with the QFI rules and regulations. In such case, redemption proceeds will be paid to the redeeming investors as soon as practicable after completion of the repatriation of funds concerned. The actual time required for the completion of the relevant repatriation will be beyond the Subadvisor’s control. There is no assurance, however, that PRC rules and regulations will not change or that repatriation restrictions will not be imposed in the future. Any restrictions on repatriation of the fund’s assets may adversely affect the fund’s ability to meet redemption requests and/or may cause the fund to borrow money in order to meet its obligations. These limitations may also prevent the fund from making certain distributions to shareholders.
The Chinese government limits foreign investment in the securities of certain Chinese issuers entirely, if foreign investment is banned in respect of the industry in which the relevant Chinese issuers are conducting their business. These restrictions or limitations may have adverse effects on the liquidity and performance of the fund’s holdings as compared to the performance of the Underlying Index. This may increase the risk of tracking error and, at the worst, the fund may not be able to achieve its investment objective.
A-Shares currency risk. The fund’s investments in A-Shares will be denominated in RMB and the income received by the fund in respect of such investments will be in RMB. As a result, changes in currency exchange rates may adversely affect the fund’s returns. The value of the RMB may be subject to a high degree of fluctuation due to changes in interest rates, the effects of monetary policies issued by the PRC, the US, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. Therefore, the fund’s exposure to RMB may result in reduced returns to the fund. The fund does not expect to hedge its currency risk. Moreover, the fund
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may incur costs in connection with conversions between US dollars and RMB and will bear the risk of any inability to convert the RMB.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments, as well as US and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the fund's foreign investments, prevent the fund from realizing the full value of its foreign investments or prevent the fund from selling foreign securities it holds. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. In addition, the fund may be limited in its ability to exercise its legal rights or enforce a counterparty's legal obligations in certain jurisdictions outside of the US. The foreign investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments. In addition, because non-US markets may be open on days when the fund does not price its shares, the value of the foreign securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
In addition, various PRC companies derive their revenues in RMB but have requirements for foreign currency, including for the import of materials, debt service on foreign currency denominated debt, purchases of imported equipment and payment of any cash dividends declared. The existing PRC foreign exchange regulations have significantly reduced government foreign exchange controls for certain transactions, including trade and service related foreign exchange transactions and payment of dividends. However, it is impossible to predict whether the PRC government will continue its existing foreign exchange policy and when the PRC government will allow free conversion of the RMB to foreign currency. Certain foreign exchange transactions, including principal payments in respect of foreign currency-denominated obligations, currently continue to be subject to significant foreign exchange controls and require the approval of SAFE. Since 1994, the conversion of RMB into US dollars has been based on rates set by the People’s Bank of China, which are set daily based on the previous day’s PRC interbank foreign exchange market rate. On July 21, 2005, the PRC government introduced a managed floating exchange rate system to allow the value of RMB to fluctuate within a regulated band based on market supply and demand and by reference to a basket of currencies. In addition, a market maker system was introduced to the interbank spot foreign exchange market. In July 2008, China announced that its exchange rate regime was further transformed into a managed floating mechanism based on market supply and demand. Given the domestic and overseas economic developments, the PBOC decided to further improve the RMB exchange rate regime in June 2010 to enhance the flexibility of the RMB exchange rate. In April 2012, the PBOC decided to take a further step to increase the flexibility of the RMB exchange rate by expanding the daily trading band from +/– 0.5% to +/– 1%. Effective from March 17, 2014, the floating band of RMB against USD on the inter-bank spot foreign exchange market was enlarged from 1% to 2%, i.e., on every trading day on the inter-bank spot market, the trading prices of RMB against USD would fluctuate within a band of +/– 2 below and above the central parity as released by the China Foreign Exchange Trade System on that day. On each business day, the spread between the RMB/USD buying and selling prices offered by the designated foreign exchange banks to their clients was within 3% of the published central parity of USD on that day, instead of 2%. Effective from August 11, 2015, the RMB central parity is fixed against the USD by reference to the closing rate of the interbank foreign exchange market on the previous day (rather than the previous morning’s official setting). The RMB has now moved to a managed floating exchange rate mechanism based on market supply and demand with reference to a basket of foreign currencies. It is not possible to predict nor give any assurance of any future stability of the RMB to US dollar exchange rate. Fluctuations in exchange rates may adversely affect the fund’s NAV. Furthermore, because dividends are declared in US dollars and underlying payments are made in RMB, fluctuations in exchange rates may adversely affect dividends paid by the fund.
Depositary receipt risk. Foreign investments in American Depositary Receipts and other depositary receipts may be less liquid than the underlying shares in their primary trading market. Certain of the depositary receipts in which the fund invests may be unsponsored depositary receipts. Unsponsored depositary receipts may not provide as
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much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.
Derivatives risk. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Risks associated with derivatives may include the risk that the derivative is not well correlated with the underlying asset, security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation, which risk may be heightened in derivative transactions entered into “over-the-counter” (i.e., not on an exchange or contract market); and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund’s exposure to the market and magnify potential losses.
There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.
Futures risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return and the potential loss from futures can exceed the fund’s initial investment in such contracts.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
To the extent the fund invests in swaps to gain exposure to A-Shares in an effort to achieve the fund’s investment objective, the fund will be subject to the risk that the number of counterparties able to enter into swaps to provide exposure to A-Shares may be limited. To the extent that the QFI license of a potential swap counterparty is revoked or eliminated due to actions by the Chinese government or as a result of transactions entered into by the counterparty with other investors, the counterparty’s ability to continue to enter into swaps or other derivative transactions with the fund may be reduced or eliminated, which could have a material adverse effect on the fund. These risks are compounded by the fact that at present there are only a limited number of potential counterparties willing and able to enter into swap transactions linked to the performance of A-Shares.
Furthermore, swaps are of limited duration and there is no guarantee that swaps entered into with a counterparty will continue indefinitely. Accordingly, the duration of a swap depends on, among other things, the ability of the fund to renew the expiration period of the relevant swap at agreed upon terms. QFIs may be limited or prohibited from entering into swap or other derivative transactions on QFI investments with the fund, which, in turn, could adversely affect the fund.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance. The fund may become more focused in particular industries, asset classes or sectors of the economy as a result of changes in the valuation of the fund’s investments or fluctuations in the fund’s assets, and the fund is not required to reduce such exposures under these circumstances.
Information technology sector risk. To the extent that the fund invests significantly in the information technology sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the information technology sector. Information technology companies are particularly vulnerable to government regulation and policies and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. The continuation or worsening of the current political climate between China and the US could result in additional regulatory restrictions being contemplated or imposed in the US or in China that could have a material adverse effect on the fund's investments in the information technology sector (see “Risks of investing in China” in the “Fund Details” section). Information technology companies also face competition for services of qualified personnel. Additionally, the products of information technology companies may face obsolescence due to rapid technological development and frequent new product introduction by competitors. Finally, information technology companies are
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heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.
Industrials sector risk. To the extent that the fund invests significantly in the industrials sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the industrials sector. Companies in the industrials sector may be adversely affected by changes in government regulation, tariffs and trade policy, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.
Materials sector risk. To the extent the fund invests a significant portion of its assets in securities issued by companies in the materials sector, the fund will be sensitive to changes in, and the fund's performance may depend to a greater extent on, the overall condition of the materials sector. Companies engaged in the mining production or distribution of goods in the materials sector may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, tariffs and trade policies, imposition of import controls, litigation and government regulations, increased competition, over-production, depletion of resources and labor relations.
Passive investing risk. Unlike a fund that is actively managed, in which portfolio management buys and sells securities based on research and analysis, the fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. Because the fund is designed to maintain a high level of exposure to the Underlying Index at all times, portfolio management generally will not buy or sell a security unless the security is added or removed, respectively, from the Underlying Index, and will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Index-related risk. The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. The Index Provider may cease publication of the Underlying Index or may terminate the license agreement allowing the fund to use the Underlying Index, either of which could have a material adverse effect on the fund. Market disruptions could cause delays in the Underlying Index’s reconstitution and rebalancing schedule. During any such delay, it is possible that the Underlying Index and, in turn, the fund will deviate from the Underlying Index’s stated methodology and therefore experience returns different than those that would have been achieved under a normal reconstitution and rebalancing schedule. Generally, the Index Provider does not provide any warranty, or accept any liability, with respect to the quality, accuracy or completeness of the Underlying Index or its related data, and does not guarantee that the Underlying Index will be in line with its stated methodology. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its stated methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. The Advisor may have limited ability to detect such errors and neither the Advisor nor its affiliates provide any warranty or guarantee against such errors. Therefore, the gains, losses or costs associated with the Index Provider’s errors will generally be borne by the fund and its shareholders.
Index-related risk may be higher for a fund that tracks an index comprised of, or an index that includes, foreign securities, and in particular emerging markets securities, because regulatory and reporting requirements may differ from those in the US, resulting in a heightened risk of errors in the index data, index computation and/or index construction due to unreliable, out-dated or unavailable information.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
If the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss or recognize a gain that may be distributed to shareholders as a taxable distribution.
Pricing risk. If market conditions make it difficult to value some investments (including China A-Shares), the fund may value these investments using more subjective methods and the value determined for an investment may be materially different from the value realized upon such investment’s sale.
Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the fund’s net asset value.
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Tracking error risk. The performance of the fund may diverge from that of its Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. In addition, to the extent that portfolio management uses a representative sampling approach (investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index) it may cause the fund to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other reasons. To the extent the fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. The performance of the fund also may diverge from that of the Underlying Index if the Advisor and/or Subadvisor seek to gain exposure to A-Shares by investing in securities not included in the Underlying Index, derivative instruments, and other pooled investment vehicles because the Stock Connect Daily Quota has been exhausted or the Subadvisor is unable to maintain its QFI status. For tax purposes, the fund may sell certain securities, and such sale may cause the fund to recognize a taxable gain or a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
Tracking error risk may be higher for funds that track indices with significant weight in foreign issuers, and in particular emerging markets issuers, than funds that do not track such indices. The fund may also experience operational delays in establishing the necessary accounts and required regulatory approvals to trade, which may delay the fund's ability to hold securities.
For purposes of calculating the fund’s net asset value, the value of assets denominated in non-US currencies is converted into US dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers. This conversion may result in a difference between the prices used to calculate the fund’s net asset value and the prices used by the Underlying Index, which, in turn, could result in a difference between the fund’s performance and the performance of the Underlying Index.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from NAV during periods of market volatility. Differences between secondary market prices and the value of the fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities held by the fund at a particular time. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. In addition, there may be times when the market price and the value of the fund’s holdings vary significantly and you may pay more than the value of the fund’s holdings when buying shares on the secondary market, and you may receive less than the value of the fund’s holdings when you sell those shares. While the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or other market participants, or during periods of significant market volatility, may result in trading prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. If market makers. exit the business or are unable to continue making markets in fund’s shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). The market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialist, market makers or
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other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that shares may trade at a discount to the fund’s NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares. There are various methods by which investors can purchase and sell shares of the funds and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of a fund.
In addition, the securities held by a fund may be traded in markets that close at a different time than the exchange on which a fund’s shares trade. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when an exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. More generally, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s market price. The bid-ask spread varies over time for shares of a fund based on the fund’s trading volume and market liquidity and is generally lower if the fund has substantial trading volume and market liquidity, and higher if the fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The fund’s bid-ask spread may also be impacted by the liquidity of the underlying securities held by the fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities. The bid/ask spread of the fund may be wider in comparison to the bid/ask spread of other ETFs, due to the fund’s exposure to A-Shares. If the markets for the fund’s portfolio securities experience decreased liquidity, the trading markets for the fund’s shares may also become less liquid with corresponding widening in the bid-ask spreads and differences between the market price and NAV of the fund’s shares. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with a fund at NAV. In addition, transactions by large shareholders may account for a large percentage of the trading volume on an exchange and may, therefore, have a material effect on the market price of the fund’s shares.
Valuation risk. Because non-US markets may be open on days when the fund does not price its shares, the value of the securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers, index provider or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ or index provider’s assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers or index provider may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers or index provider could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, index provider, fund counterparties, issuers of securities held by the fund or other market participants.
Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of the fund’s service providers, index provider or counterparties, issuers of securities held by the fund or other market participants or data within them. In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data.
Cyber-attacks, disruptions, or failures may adversely affect the fund and its shareholders or cause reputational damage and subject the fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. In addition, cyber-attacks, disruptions, or failures involving a fund counterparty could affect such counterparty’s ability to meet its obligations to the fund, which may result in losses to the fund and its shareholders. Similar types of operational and technology risks
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are also present for issuers of securities held by the fund, which could have material adverse consequences for such issuers, and may cause the fund’s investments to lose value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.
For example, the fund relies on various sources to calculate its NAV. Therefore, the fund is subject to certain operational risks associated with reliance on third party service providers and data sources. NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of the fund’s NAV and/or the inability to calculate NAV over extended time periods. The fund may be unable to recover any losses associated with such failures.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as Authorized Participants (“APs”). Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described in the section of this Prospectus entitled “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Non-diversification risk. At any given time, due to the composition of the Underlying Index, the fund may be classified as “non-diversified” and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. This may increase the fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the fund’s performance.
Cash transactions risk. Unlike many ETFs, the fund expects to effect its creations and redemptions principally for cash, rather than in-kind securities. Other more conventional ETFs generally are able to make in-kind redemptions and avoid realizing gains in connection with transactions designed to meet redemption requests. Effecting all redemptions for cash may cause the fund to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Such dispositions may occur at an inopportune time resulting in potential losses to the fund and involve transaction costs. If the fund recognizes a capital loss on these sales, the loss will offset capital gains (subject to certain limitations) and may result in smaller capital gain distributions from the fund. If the fund recognizes gain on these sales, this generally will cause the fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind or to recognize such gain sooner than would otherwise be required. The fund generally intends to distribute these gains to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a more conventional ETF.
In addition, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if a fund sold and redeemed its shares principally in-kind, will generally be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees. To the extent transaction and other costs associated with a redemption exceed the redemption fee, those transaction costs might be borne by the fund’s remaining shareholders. China may also impose higher local tax rates on transactions involving certain companies. In addition, these factors may result in wider spreads between the bid and the offered prices of the fund’s shares than for more conventional ETFs.
As a practical matter, only institutions and large investors, such as market makers or other large broker-dealers, purchase or redeem Creation Units. Most investors will buy and sell shares of the fund on an exchange.
Country concentration risk. To the extent that the fund invests significantly in a single country, it is more likely to be impacted by events or conditions affecting that country. For example, political and economic conditions and changes in regulatory, tax or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the fund’s performance.
Small-sized company risk. Small company stocks tend to be more volatile than medium-sized or large company stocks. Because stock analysts are less likely to follow small companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they may lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.
US tax risk. The fund intends to distribute annually all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and net capital gain. However, should the Chinese government impose restrictions on the fund’s ability to repatriate funds associated with direct investments in A-Shares, the fund may be unable to satisfy distribution
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requirements applicable to RICs under the Internal Revenue Code. If the fund fails to satisfy the distribution requirements necessary to qualify for treatment as a RIC for any taxable year, the fund would be treated as a corporation subject to US federal income tax, thereby subjecting any income earned by the fund to tax at the corporate level regardless of whether such income was distributed. If the fund fails to satisfy a separate distribution requirement, it will be subject to a fund-level excise tax. These fund-level taxes will apply in addition to taxes payable at the shareholder level on distributions.
Borrowing risk. Borrowing creates leverage. It also adds to fund expenses and at times could effectively force the fund to sell securities when it otherwise might not want to.
To the extent that the fund borrows money and then invests that money, it creates leverage, in that the fund is exposed to investment risks through the securities it has pledged for collateral as well as through the investments it purchases with the money borrowed against that collateral. This leverage means that changes in the prices of securities the fund owns will have a greater effect on the share price of the fund. The fund incurs interest expense and other costs when it borrows money; therefore, unless returns on assets acquired with borrowed funds are greater than the costs of borrowing, performance will be lower than it would have been without any borrowing. When the fund borrows money it must comply with certain asset coverage requirements, which at times may require the fund to dispose of some of its portfolio holdings even though it may be disadvantageous to do so at that time.
Underlying funds risk. To the extent the fund invests a substantial portion of its assets in one or more underlying funds, the fund’s performance will be directly related to the performance of an underlying fund. The fund’s investments in other investment companies subject the fund to the risks affecting those investment companies.
In addition, the fund indirectly pays a portion of the expenses incurred by an underlying fund, which lowers performance. To the extent that the fund’s allocations favor an underlying fund with higher expenses, the overall cost of investing paid by the fund will be higher.
The fund is also subject to the risk that an underlying fund may pay a redemption request made by the fund, wholly or partly, by an in-kind distribution of portfolio securities rather than in cash. The fund may hold such portfolio securities until the Advisor determines to dispose of them, and the fund will bear the market risk of the securities received in the redemption until their disposition. Upon disposing of such portfolio securities, the fund may experience increased brokerage commissions.
An investor in the fund may receive taxable gains from portfolio transactions by an underlying fund, as well as taxable gains from transactions in shares of the underlying fund held by the fund. As the fund’s allocations to an underlying fund change from time to time, or to the extent that the expense ratio of an underlying fund changes, the weighted average operating expenses borne by the fund may increase or decrease.
To the extent the fund invests a substantial portion of its assets in shares of foreign investment companies, including but not limited to, ETFs the shares of which are listed and traded primarily or solely on a foreign securities exchange, such foreign funds will not be registered as investment companies with the SEC or subject to the US federal securities laws. As a result, the fund’s ability to transfer shares of such foreign funds outside of the foreign fund’s primary market will be restricted or prohibited. While such foreign funds may operate similarly to domestic funds, the fund as an investor in a foreign fund will not be afforded the same investor protections as are provided by the US federal securities laws.
When the fund invests in a foreign fund, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the foreign fund’s expenses. Further, in part because of these additional expenses, the performance of a foreign fund may differ from the performance the fund would achieve if it invested directly in the underlying investments of the foreign fund. The fund’s investments in foreign ETFs will be subject to the risk that the NAV of the foreign fund’s shares may trade below the fund’s NAV. The NAV of foreign fund shares will fluctuate with changes in the market value of the foreign fund’s holdings. The trading prices of foreign fund shares will fluctuate in accordance with changes in NAV as well as market supply and demand. The difference between the bid price and ask price, commonly referred to as the “spread,” will also vary for a foreign ETF depending on the fund’s trading volume and market liquidity. Generally, the greater the trading volume and market liquidity, the smaller the spread is and vice versa. Any of these factors may lead to a foreign fund’s shares trading at a premium or a discount to NAV.
Other Policies and Risks
While the previous pages describe the main points of each fund’s strategy and risks, there are a few other matters to know about:
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Each of the policies described herein, including the investment objective and 80% investment policies of each fund, constitutes a non-fundamental policy that may be changed by the Board without shareholder approval. Each fund’s 80% investment policies require 60 days’ prior written notice to shareholders before they can be changed. Certain fundamental policies of each fund which can only be changed with shareholder approval are set forth in the SAI.
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Because each fund seeks to track its Underlying Index, no fund invests defensively and each fund will not invest in money market instruments or other short-term investments as part of a temporary defensive strategy to protect against potential market declines.
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Each fund may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes.
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Each fund may borrow money under a credit facility to the extent necessary for temporary or emergency purposes, including the funding of shareholder redemption requests, trade settlements, and as necessary to distribute to shareholders any income necessary to maintain a fund’s status as a regulated investment company (“RIC”).
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From time to time a third party, the Advisor and/or its affiliates may invest in a fund and hold its investment for a specific period of time in order for a fund to achieve size or scale. There can be no assurance that any such entity would not redeem its investment or that the size of a fund would be maintained at such levels. In order to comply with applicable law, it is possible that the Advisor or its affiliates, to the extent they are invested in a fund, may be required to redeem some or all of their ownership interests in a fund prematurely or at an inopportune time.
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Secondary market trading in fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. If a trading halt or unanticipated early closing of a stock exchange occurs, a shareholder may be unable to purchase or sell shares of each fund. There can be no assurance that the requirements necessary to maintain the listing or trading of fund shares will continue to be met or will remain unchanged or that shares will trade with any volume, or at all, in any secondary market. As with all other exchange traded securities, shares may be sold short and may experience increased volatility and price decreases associated with such trading activity.
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From time to time, a fund may have a concentration of shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on a fund. For example, a fund may be used as an underlying investment for other registered investment companies.
Portfolio Holdings Information
A description of DBX ETF Trust’s (“Trust”) policies and procedures with respect to the disclosure of each fund’s portfolio securities is available in each fund’s SAI. The holdings of each fund can be found at Xtrackers.com. Fund fact sheets provide information regarding each fund’s top holdings and may be requested by calling 1-844-851-4255.
Who Manages and Oversees the Funds
The Investment Advisor
DBX Advisors LLC (“Advisor”), with headquarters at 875 Third Avenue, New York, NY 10022, is the investment advisor for each fund. Under the oversight of the Board, the Advisor (or a subadvisor, if applicable, under the oversight of the Advisor) makes the investment decisions, buys and sells securities for each fund.
The Advisor is an indirect, wholly-owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), a separate, publicly-listed financial services firm that is an indirect, majority-owned subsidiary of Deutsche Bank AG. Founded in 2010, the Advisor managed approximately $28.3 billion in 41 operational exchange-traded funds, as of August 31, 2025.
DWS represents the asset management activities conducted by DWS Group or any of its subsidiaries, including the Advisor and other affiliated investment advisors.
DWS is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well- resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.
The Advisor may utilize the resources of its global investment platform to provide investment management services through branch offices or affiliates located outside the US. In some cases, the Advisor may also utilize its branch offices or affiliates located in the US or outside the US to perform certain services, such as trade execution, trade matching and settlement, or various administrative, back-office or other services. To the extent services are performed outside the US, such activity may be subject to both US and foreign regulation. It is possible that the jurisdiction in which the Advisor or its affiliate performs such services may impose restrictions or limitations on portfolio transactions that are different from, and in addition to, those in the US.
Subadvisor
Harvest Global Investments Limited (“HGI”), the subadvisor for each fund, is located at Level 32, Lee Garden One, 33 Hysan Ave, Causeway Bay, Hong Kong.
HGI is a SEC registered investment advisor and serves as the investment subadvisor for each fund and, subject to the supervision of the Advisor and the Trust’s Board, is responsible for the investment management of each fund.
Management Fee. Under the Investment Advisory Agreement, the Advisor is responsible for substantially all expenses of each fund, including the payments to the subadvisor (as applicable), the cost of transfer agency, custody, fund administration, compensation paid to the Independent Board Members, legal, audit and other
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services, except for the fee payments to the Advisor under the Investment Advisory Agreement (also known as a “unitary advisory fee”), interest expense, acquired fund fees and expenses, taxes, brokerage expenses, distribution fees or expenses (if any), litigation expenses and other extraordinary expenses.
For its services to each fund, during the most recent fiscal year, the Advisor received aggregate unitary advisory fees at the following annual rates as a percentage of each fund’s average daily net assets.
Fund Name	Fee Paid
Xtrackers Harvest CSI 300 China A-Shares ETF	0.65%
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF	0.65%
A discussion regarding the basis for the Board's approval of each fund’s Investment Advisory Agreement is contained in the most recent annual financial statements and other information report for the annual period ended May 31. For information on how to obtain this report and other fund reports, see the back cover.
Multi-Manager Structure. The Advisor and the Trust may rely on an exemptive order (the “Order”) from the SEC that permits the Advisor to enter into investment sub-advisory agreements with unaffiliated and affiliated subadvisors without obtaining shareholder approval. The Advisor, subject to the review and approval of the Board, selects subadvisors for each fund and supervises, monitors and evaluates the performance of the subadvisor.
The Order also permits the Advisor, subject to the approval of the Board, to replace subadvisors and amend investment subadvisory agreements, including fees, without shareholder approval whenever the Advisor and the Board believe such action will benefit a fund and its shareholders. The Advisor thus has the ultimate responsibility (subject to the ultimate oversight of the Board) to recommend the hiring and replacement of subadvisors as well as the discretion to terminate any subadvisor and reallocate a fund’s assets for management among any other subadvisor(s) and itself. This means that the Advisor is able to reduce the subadvisory fees and retain a larger portion of the management fee, or increase the subadvisory fees and retain a smaller portion of the management fee. Pursuant to the Order, the Advisor is not required to disclose its contractual fee arrangements with any subadvisor. The Advisor compensates a subadvisor out of its management fee.
Management
Xtrackers Harvest CSI 300 China A-Shares ETF
The following Portfolio Managers are primarily responsible for the day-to-day management of the fund. The Portfolio Managers are responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of their team to focus on certain asset classes, implementing the investment strategy, researching and reviewing the investment strategy, and overseeing members of their portfolio management team with more limited responsibilities.
Feng Gao, CFA, employee of HGI. Portfolio Manager of the fund. Began managing the fund in 2024.
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Joined HGI in 2023, with more than ten years of financial industry experience. Prior to joining HGI, he was an index analyst and portfolio manager at Harvest Fund Management Co., Ltd (HGI’s parent company) where he managed A-share and QDII ETFs and index funds. Prior to that, he worked as a derivatives trader in the Financial Markets Department of Industrial and Commercial Bank of China (ICBC).
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Master’s degree in Finance and Bachelor’s degree in Engineering from Peking University. He is a CFA Charterholder.
Lareina Yu, employee of HGI. Portfolio Manager of the fund. Began managing the fund in 2025.
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Joined HGI in 2025, with one year of financial industry experience. Prior to joining HGI, she was an investment analyst at Etna Capital Management Limited, where she managed a US-listed ETF, supported investment and risk management on equity ETF strategies, covered equity research focusing on AI-related industry, and was responsible for portfolio construction and rebalancing for a US-listed ETF. Prior to that, she worked as an analyst intern in China International Capital Corporation Limited supporting structural product management.
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Master’s degree in Financial Technology from University of Hong Kong; Bachelor’s degree in Finance from Central University of Finance and Economics.
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF
The following Portfolio Managers are primarily responsible for the day-to-day management of the fund. The Portfolio Managers are responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of their team to focus on certain asset classes, implementing the investment strategy, researching and reviewing the investment strategy, and overseeing members of their portfolio management team with more limited responsibilities.
Feng Gao, CFA, employee of HGI. Portfolio Manager of the fund. Began managing the fund in 2024.
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Joined HGI in 2023, with more than ten years of financial industry experience. Prior to joining HGI, he was an index analyst and portfolio manager at Harvest Fund Management Co., Ltd (HGI’s parent company) where he managed A-share and QDII ETFs and index funds. Prior to that, he worked as a derivatives trader in the Financial Markets Department of Industrial and Commercial Bank of China (ICBC).
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Master’s degree in Finance and Bachelor’s degree in Engineering from Peking University. He is a CFA Charterholder.
Lareina Yu, employee of HGI. Portfolio Manager of the fund. Began managing the fund in 2025.
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Joined HGI in 2025, with one year of financial industry experience. Prior to joining HGI, she was an investment analyst at Etna Capital Management Limited, where she managed a US-listed ETF, supported investment and risk management on equity ETF strategies, covered equity research focusing on AI-related industry, and was responsible for portfolio construction and rebalancing for a US-listed ETF. Prior to that, she worked as an analyst intern in China International Capital Corporation Limited supporting structural product management.
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Master’s degree in Financial Technology from University of Hong Kong; Bachelor’s degree in Finance from Central University of Finance and Economics.
Each fund’s Statement of Additional Information provides additional information about a portfolio manager’s investments in each fund, a description of the portfolio management compensation structure and information regarding other accounts managed.
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Investing in the Funds
Additional shareholder information, including how to buy and sell shares of a fund, is available free of charge by calling toll-free: 1-844-851-4255 or visiting our website at Xtrackers.com.
Buying and Selling Shares
Shares of a fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day at market prices like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of a fund purchased on an exchange. Buying or selling fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of a fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the “spread” – that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of a fund based on its trading volume and market liquidity, and is generally lower if a fund has a lot of trading volume and market liquidity and higher if a fund has little trading volume and market liquidity.
Shares of a fund may be acquired or redeemed directly from a fund only in Creation Units or multiples thereof, as discussed in the section of this Prospectus entitled “Creations and Redemptions.” Only an AP may engage in creation or redemption transactions directly with a fund. Once created, shares of a fund generally trade in the secondary market in amounts less than a Creation Unit.
The Board has evaluated the risks of market timing activities by a fund’s shareholders. The Board noted that shares of a fund can only be purchased and redeemed directly from the fund in Creation Units by APs and that the vast majority of trading in a fund’s shares occurs on the secondary market. Because the secondary market trades do not involve a fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in a fund’s trading costs and the realization of capital gains. With regard to the purchase or redemption of Creation Units directly with a fund, to the extent effected in-kind (i.e., for securities), such trades do not cause any of the harmful effects (as previously noted) that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, the Board noted that such trades could result in dilution to a fund and increased transaction costs, which could negatively impact a fund’s ability to achieve its investment objective. However, the Board noted that direct trading by APs is critical to ensuring that a fund’s shares trade at or close to NAV. In addition, a fund imposes both fixed and variable transaction fees on purchases and redemptions of fund shares to cover the custodial and other costs incurred by a fund in effecting trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that a fund’s trading costs increase in those circumstances. Given this structure, the Board determined that with respect to a fund it is not necessary to adopt policies and procedures to detect and deter market timing of a fund’s shares.
Investments in a fund by other registered investment companies are subject to certain limitations imposed by the Investment Company Act of 1940, as amended (the “1940 Act”). Such registered investment companies may invest in a fund beyond the applicable limitations imposed by the 1940 Act pursuant to the terms and conditions of a rule enacted by the SEC, which includes a requirement that such registered investment companies enter into an agreement with the Trust.
Shares of a fund trade on the exchange and under the ticker symbol as shown in the table below.
Fund name	Ticker Symbol	Stock Exchange
Xtrackers Harvest CSI 300 China A-Shares ETF	ASHR	NYSE Arca, Inc.
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF	ASHS	NYSE Arca, Inc.
Book Entry
Shares of a fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of a fund and is recognized as the owner of all shares for all purposes.
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Investors owning shares of a fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of a fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices
The trading prices of a fund’s shares in the secondary market generally differ from a fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of a fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which a fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by a fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by a fund. The quotations of certain fund holdings may not be updated during US trading hours if such holdings do not trade in the US. Each fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.
Determination of Net Asset Value
The NAV of each fund is generally determined once daily Monday through Friday as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading. NAV is calculated by deducting all of the fund’s liabilities from the total value of its assets and dividing the result by the number of shares outstanding, rounding to the nearest cent. All valuations are subject to review by the Trust’s Board or its delegate. In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value.
The Trust’s Board has designated the Advisor as the valuation designee for the fund pursuant to Rule 2a-5 under the 1940 Act. The Advisor’s Pricing Committee typically values securities using readily available market quotations or prices supplied by independent pricing services (which are considered fair values under Rule 2a-5).
The Advisor has adopted and the Trust’s Board has approved fair valuation procedures for the funds. Under these fair valuation procedures, the Advisor provides methodologies for fair valuing securities when pricing service prices or market quotations are not readily available, including when a security’s value or a meaningful portion of the value of the fund’s portfolio is believed to have been materially affected by a significant event such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, a fund’s value for a security is likely to be different from the last quoted market price or pricing service prices. Due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale. In addition, fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s Underlying Index. This may adversely affect the fund’s ability to track its Underlying Index. With respect to securities that are primarily listed on foreign exchanges, the value of a fund’s portfolio securities may change on days when you will not be able to purchase or sell your shares.
Foreign currency exchange rates with respect to each fund's non-U.S. securities are generally determined as of 4:00 p.m., New York time. As the respective international local markets close, the market value of the portfolio securities will continue to be updated for foreign exchange rates for the remainder of the U.S. trading day at the prescribed 15 second intervals. Generally, trading in non-U.S. securities, U.S. government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of each fund are determined as of such earlier times. The value of each Underlying Index will not be calculated and disseminated intra-day. The value and return of each Underlying Index is calculated once each trading day by the Index Provider based on prices received from the respective international local markets. In addition, the value of assets or liabilities denominated in non-U.S. currencies will be converted into U.S. dollars using prevailing market rates on the date of the valuation as quoted by one or more data service providers. Use of a rate different from the rate used by the Index Provider may adversely affect a fund’s ability to track its Underlying Index.
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Creations and Redemptions
Prior to trading in the secondary market, shares of the funds are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof (“Creation Units”). The size of a Creation Unit will be subject to change. Each “creator” or AP (which must be a DTC participant) enters into an authorized participant agreement (“Authorized Participant Agreement”) with the funds' distributor, ALPS Distributors, Inc. (the “Distributor”), subject to acceptance by the Transfer Agent. Only an AP may create or redeem Creation Units. Creation Units generally are issued and redeemed in exchange for a specified amount of cash totaling the NAV of the Creation Units. Except when aggregated in Creation Units, shares are not redeemable by a fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the Authorized Participant Agreement.
Additional information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.
Each fund intends to comply with the US federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (“1933 Act”). Further, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A under the 1933 Act, will not be able to receive fund securities that are restricted securities eligible for resale under Rule 144A.
Authorized Participants and the Continuous Offering of Shares
Because new shares may be created and issued on an ongoing basis, at any point during the life of a fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the
1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Certain affiliates of a fund and the Advisor may purchase and resell fund shares pursuant to this Prospectus.
Transaction Fees
APs are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to a maximum of 2% for redemptions, including the standard redemption fee) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fee for each fund is set forth in the table below. The maximum redemption fee, as a percentage of the amount redeemed, is 2%.
Fund Name	Fee Paid
Xtrackers Harvest CSI 300 China A-Shares ETF	$4,200
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF	$4,750
If a purchase or redemption consists of a cash portion and a fund places a brokerage transaction to purchase portfolio securities with an AP (or an affiliated or unaffiliated broker-dealer that is engaged through the AP), the AP may be required, in its capacity as broker-dealer with respect to that transaction, to cover certain brokerage, tax, foreign exchange, execution, and price movement costs through an execution performance guarantee, as described in the SAI.
Dividends and Distributions
General Policies. Dividends from net investment income, if any, are generally declared and paid at least annually by each fund. Distributions of net capital gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for a fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve a fund’s status as a RIC or to avoid imposition of income or excise taxes on undistributed income or gains.
Dividends and other distributions on shares of a fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners as of the record date with proceeds received from a fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment
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Investing in the Funds

Service for use by beneficial owners of a fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of a fund purchased in the secondary market. Taxable dividend distributions will be subject to US federal income tax whether received in cash or reinvested in additional shares.
Taxes
As with any investment, you should consider how your investment in shares of a fund will be taxed. The US federal income tax information in this Prospectus is provided as general information only. You should consult your own tax professional about the tax consequences of an investment in shares of a fund.
Unless your investment in fund shares is made through a tax-exempt entity or tax-advantaged retirement account, such as an IRA, you need to be aware of the possible tax consequences when a fund makes distributions or you sell fund shares.
US Federal Income Tax on Distributions
Distributions from a fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the fund’s net short-term capital gains, if any, are taxable to you as ordinary income for US federal income tax purposes. Distributions by a fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable for US federal income tax purposes to non-corporate shareholders as long-term capital gains, which are subject to reduced maximum tax rates, regardless of how long the shareholders have held the fund’s shares. Distributions by a fund of qualified dividend income that it receives are taxable to non-corporate shareholders at long-term capital gain rates. The maximum individual US federal income tax rate applicable to “qualified dividend income” and long-term capital gains is 20%. As discussed below, an additional 3.8% Medicare tax may also apply to certain non-corporate shareholders’ distributions from a fund.
A non-corporate shareholder may be eligible to treat qualified dividend income received by a fund as qualified dividend income when distributed to the non-corporate shareholder if the shareholder satisfies certain holding period and other requirements. Generally, qualified dividend income includes dividend income from taxable US corporations and qualified non-US corporations, provided that the fund satisfies certain holding period and other requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. For this purpose, a qualified non-US corporation means any non-US corporation that is incorporated in a possession of the United States or eligible for benefits under a comprehensive income tax treaty with the United States which includes an exchange of information program or if the stock with respect to which the dividend was paid is readily tradable on an established United States security market. The PRC has such a treaty with the US. Dividends from passive foreign investment companies (“PFICs”) are not qualified dividend income.
A fund's use of derivatives, if any, may affect the amount, timing and character of distributions to shareholders and, therefore, may increase the amount of taxes payable by shareholders.
In general, your distributions are treated for US federal income tax purposes as received in the year during which they are paid. Certain distributions actually paid in January, however, may be treated as received and paid on December 31 of the prior year.
Distributions in excess of a fund’s current and accumulated earnings and profits will, as to each shareholder, be treated for US federal income tax purposes as a tax-free return of capital to the extent of the shareholder’s basis in his, her or its shares of the fund, and generally as a capital gain thereafter. Because a return of capital distribution will reduce the shareholder’s cost basis in his, her or its shares, a return of capital distribution may result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.
The previous discussion applies to beneficial owners of shares of a fund that are “United States persons” under the Internal Revenue Code of 1986, as amended, other than partnerships and other than investors that are subject to special tax treatment (such as financial institutions, real estate investment trusts, RICs and retirement plans), except as otherwise specifically provided herein. If you are neither a resident nor a citizen of the United States or if you are a non-US entity, a fund’s ordinary income dividends (including, in certain circumstances, distributions of net short-term capital gains) will generally be subject to a 30% US withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a US trade or business, provided that withholding tax will generally not apply to any gain or income recognized by a non-US shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the fund unless the non-US shareholder is an individual who is present in the United States for 183 days or more during the taxable year.
As noted above, investment income earned by a fund may be subject to non-US taxes; in particular, taxes imposed by China. If, as is expected, more than 50% of the total value of the fund at the close of a year consists of stocks or securities in non-US corporations, the fund may elect, for US federal income tax purposes, to treat certain non-US income taxes (including withholding taxes) paid (or deemed paid) by the fund as paid by its shareholders. This
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Investing in the Funds

means that you would be considered to have received as additional gross income (potentially subject to US withholding tax for non-US shareholders) your share of such non-US taxes, but you may, in such case, be entitled to either a tax deduction or a credit in calculating your US federal income tax, subject in both cases to certain limitations.
If a fund holds shares in PFICs, it may be subject to US federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on the fund in respect of deferred taxes arising from such distributions or gains. A fund may be eligible to elect to treat the PFIC as a “qualified electing fund” under the Code, in which case, the fund would generally be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the fund, and such amounts would be subject to the distribution requirements for qualifying as a RIC and avoiding US federal income and excise tax as described in the SAI. In order to make this election, the fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain. Alternatively, a fund may make a mark-to-market election that would result in the fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the fund would report any gains resulting from such deemed sales as ordinary income and would deduct any losses resulting from such deemed sales as ordinary losses to the extent of previously recognized gains.
A fund’s exposure to securities through an underlying fund may be less tax efficient than a direct investment in securities. The fund will not be able to offset its taxable income and gains with losses incurred by the underlying fund because the underlying fund(s) are treated as corporations for US federal income tax purposes. The fund’s sales of shares of an underlying fund, including those resulting from changes in the fund’s allocation of assets, could cause the recognition of additional taxable gains. A portion of any such gains may be short-term capital gains, which will be taxable as ordinary dividend income when distributed to the fund’s shareholders. Further, certain losses recognized on sales of shares of the underlying fund may be deferred indefinitely under the wash sale rules. Short-term capital gains earned by the underlying fund will be treated as ordinary dividends when distributed to the fund and therefore may not be offset by any short-term capital losses incurred by the fund. The fund’s short-term capital losses might instead offset long-term capital gains realized by the fund, which would otherwise be eligible for reduced US federal income tax rates when distributed to individual and certain other non-corporate shareholders.
If you are a resident or a citizen of the United States, by law, back-up withholding (currently at a rate of 24%) will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications or if you are otherwise subject to back-up withholding.
To the extent a fund does not distribute to shareholders all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and net capital gain in a given year whether due to Chinese restrictions on repatriations or otherwise, it may lose its status as a RIC or it will be required to pay US federal income tax on the retained income and gains, thereby reducing a fund’s return. A fund may elect to treat any retained net capital gain as having been distributed to shareholders. In that case, shareholders of record on the last day of a fund’s taxable year will be required to include their attributable share of the retained gain in income for the year as a long-term capital gain despite not actually receiving the dividend, and will be entitled to a tax credit or refund for the tax deemed paid on their behalf by a fund as well as an increase in the basis of their shares to reflect the difference between their attributable share of the gain and the related credit or refund.
US Federal Income Tax when Shares are Sold
Currently, any capital gain or loss realized upon a sale of fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid (or treated as paid) with respect to such shares. Your ability to deduct capital losses may be limited.
Medicare Tax
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a fund and net gains from redemptions or other taxable dispositions of fund shares) of US individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
The foregoing discussion summarizes some of the consequences under current US federal income tax law of an investment in a fund. It is not a substitute for personal tax advice. You may also be subject to state, local and foreign taxation on fund distributions and sales of shares. Consult your personal tax advisor about the potential tax consequences of an investment in shares of a fund under all applicable tax laws.
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Investing in the Funds

Distribution
The Distributor distributes Creation Units for each fund on an agency basis. The Distributor does not maintain a secondary market in shares of a fund. The Distributor has no role in determining the policies of a fund or the securities that are purchased or sold by a fund. The Distributor’s principal address is 1290 Broadway, Suite 1000, Denver, Colorado 80203.
The Advisor and/or its affiliates may pay additional compensation, out of their own assets and not as an additional charge to a fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries (“financial representatives”) in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares (“revenue sharing”). For example, the Advisor and/or its affiliates may compensate financial representatives for providing a fund with “shelf space” or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of a fund on preferred or recommended sales lists, fund “supermarket” platforms and other formal sales programs; granting the Advisor and/or its affiliates access to the financial representative’s sales force; granting the Advisor and/or its affiliates access to the financial representative’s conferences and meetings; assistance in training and educating the financial representative’s personnel; and obtaining other forms of marketing support.
The level of revenue sharing payments made to financial representatives may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of a fund attributable to the financial representative, the particular fund or fund type or other measures as agreed to by the Advisor and/or its affiliates and the financial representatives or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor and/or its affiliates from time to time, may be substantial, and may be different for different financial representatives based on, for example, the nature of the services provided by the financial representative.
Receipt of, or the prospect of receiving, additional compensation may influence your financial representative’s recommendation of a fund. You should review your financial representative’s compensation disclosure and/or talk to your financial representative to obtain more information on how this compensation may have influenced your financial representative’s recommendation of the fund. Additional information regarding these revenue sharing payments is included in a fund’s Statement of Additional Information, which is available to you on request at no charge (see the back cover of this Prospectus for more information on how to request a copy of the Statement of Additional Information).
It is possible that broker-dealers that execute portfolio transactions for a fund will also sell shares of a fund to their customers. However, the Advisor will not consider the sale of fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for a fund. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for a fund. In addition, the Advisor and/or its affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial representatives as described above.
Premium/Discount Information
Information regarding how often shares of each fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of each fund can be found at Xtrackers.com (the website does not form a part of this prospectus).
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Investing in the Funds

Financial Highlights
The financial highlights are designed to help you understand recent financial performance. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with each fund’s financial statements, is included in each fund’s Annual Financial Statements and Other Information Report (see “For More Information” on the back cover).
Xtrackers Harvest CSI 300 China A-Shares ETF
	Years Ended May 31,
	2025	2024	2023	2022	2021
Selected Per Share Data
Net Asset Value, beginning of year	$24.46	$26.74	$30.82	$41.83	$27.18
Income (loss) from investment operations:
Net investment income (loss)(a)	0.49	0.51	0.46	0.36	0.30
Net realized and unrealized gain (loss)	1.89(b)	(2.20)	(4.22)	(11.02)	14.67
Total from investment operations	2.38	(1.69)	(3.76)	(10.66)	14.97
Less distributions from:
Net investment income	(0.30)	(0.59)	(0.32)	(0.35)	(0.32)
Total from distributions	(0.30)	(0.59)	(0.32)	(0.35)	(0.32)
Net Asset Value, end of year	$26.54	$24.46	$26.74	$30.82	$41.83
Total Return (%)	9.72	(6.18)	(12.28)	(25.67)	55.20
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of year ($ millions)	2,015	2,050	2,333	1,672	2,715
Ratio of expenses (%)	0.65	0.65	0.65	0.65	0.65
Ratio of net investment income (loss) (%)	1.87	2.02	1.55	0.97	0.79
Portfolio turnover rate (%)	143	50	69	95	78
(a)
Based on average shares outstanding during the period.
(b)
Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.
Prospectus October 1, 2025	77	Financial Highlights

Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF
	Years Ended May 31,
	2025	2024	2023	2022	2021
Selected Per Share Data
Net Asset Value, beginning of year	$26.31	$30.45	$32.55	$38.36	$27.59
Income (loss) from investment operations:
Net investment income (loss)(a)	0.21	0.28	0.36	0.28	0.13
Net realized and unrealized gain (loss)	1.95	(4.24)	(1.88)	(5.77)	10.79
Total from investment operations	2.16	(3.96)	(1.52)	(5.49)	10.92
Less distributions from:
Net investment income	(0.19)	(0.18)	(0.58)	(0.32)	(0.15)
Total from distributions	(0.19)	(0.18)	(0.58)	(0.32)	(0.15)
Net Asset Value, end of year	$28.28	$26.31	$30.45	$32.55	$38.36
Total Return (%)	8.21	(13.03)	(4.71)	(14.50)	39.64
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of year ($ millions)	27	21	26	34	40
Ratio of expenses (%)	0.65	0.65	0.65	0.65	0.65
Ratio of net investment income (loss) (%)	0.76	1.03	1.13	0.73	0.37
Portfolio turnover rate (%)	79	25	41	62	34
(a)
Based on average shares outstanding during the period.
Prospectus October 1, 2025	78	Financial Highlights

Appendix
Index Providers and Licenses
CSI, a leading index provider in China, is a joint venture between the SSE and the SZSE that specializes in the creation of indices and index-related services. CSI is not affiliated with the Trust, the Advisor, the Subadvisor, The Bank of New York Mellon, the Distributor or any of their respective affiliates.
The Advisor has entered into a license agreement with CSI to use each Underlying Index. All license fees are paid by the Adviser out of its own resources and not the assets of a fund.
Disclaimers
Shares of the funds are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the funds or any member of the public regarding the ability of the funds to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the funds to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the funds in connection with the administration, marketing or trading of the shares of the funds.
NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the funds as licensee, licensee’s customers and counterparties, owners of the shares of the funds, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
The Advisor does not guarantee the accuracy or the completeness of the Underlying Indexes or any data included therein and the Advisor shall have no liability for any errors, omissions or interruptions therein.
The Advisor makes no warranty, express or implied, to the owners of shares of the funds or to any other person or entity, as to results to be obtained by the funds from the use of the Underlying Indexes or any data included therein. The Advisor makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Indexes or any data included therein. Without limiting any of the foregoing, in no event shall the Advisor have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.
Shares of the funds are not sponsored, endorsed, sold or promoted by CSI or any affiliate of CSI and CSI bears no liability with respect to the funds or any security. The Underlying Index of each fund is compiled and calculated by CSI. CSI will apply all necessary means to ensure the accuracy of the Underlying Index. However, none of CSI, the SSE nor the SZSE shall be liable (whether in negligence or otherwise) to any person for any error in the Underlying Index and none of CSI, the SSE nor the SZSE shall be under any obligation to advise any person of any error therein. All rights in the Underlying Index vests in CSI. Neither the publication of the Underlying Index by CSI nor the granting of a license regarding the Underlying Index as well as the Index Trademark for the utilization in connection with the funds, which derived from the Underlying Indexes, represents a recommendation by CSI for a capital investment or contains in any manner a warranty or opinion by CSI with respect to the attractiveness on an investment in the funds.
Prospectus October 1, 2025	79	Appendix

FOR MORE INFORMATION:
XTRACKERS.COM
1-844-851-4255
Additional information about a fund's investments is available in the fund's annual and semi-annual reports to shareholders and in Form N-CSR. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected fund performance during its last fiscal year. In Form N-CSR, you will find a fund's annual and semi-annual financial statements. Copies of the prospectus, SAI and recent shareholder and other fund reports, when available, can be found on our website at Xtrackers.com. For more information about a fund, you may request a copy of the SAI. The SAI provides detailed information about a fund and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.
If you have any questions about the Trust or shares of a fund or you wish to obtain the SAI or a shareholder or other fund report free of charge, please:
Call:	1-844-851-4255 (toll free) Monday through Friday 8:30 a.m. to 6:30 p.m. (Eastern time) E-mail: dbxquestions@list.db.com
Write:	DBX ETF Trust c/o ALPS Distributors, Inc. 1290 Broadway, Suite 1000 Denver, Colorado 80203
Information about a fund (including the SAI), reports and other information about a fund (such as fund financial statements) are available on our website at Xtrackers.com and on the EDGAR Database on the SEC’s website at sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov. A fund's recent shareholder reports and financial statements are also in the fund's annual and semi-annual filings with the SEC on Form N-CSR, which are available on the EDGAR Database on the SEC's website at sec.gov.
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
No person is authorized to give any information or to make any representations about a fund and their shares not contained in this prospectus and you should not rely on any other information. Read and keep the prospectus for future reference.

Investment Company Act File No.: 811-22487

(10/01/25) CHINA-1

Prospectus
October 1, 2025

Xtrackers US Green Infrastructure Select Equity ETF
NASDAQ: UPGR

Xtrackers Cybersecurity Select Equity ETF
NASDAQ: PSWD

Xtrackers Semiconductor Select Equity ETF
NASDAQ: CHPS

Xtrackers US National Critical Technologies ETF
NYSE Arca, Inc.: CRTC

Xtrackers Artificial Intelligence and Big Data ETF
NASDAQ: XAIX
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Your investment in a fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

Xtrackers US Green Infrastructure Select Equity ETF

Ticker: UPGR	Stock Exchange: NASDAQ
Investment Objective
The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the Solactive United States Green Infrastructure ESG Screened Index.
Fees and Expenses
These are the fees and expenses that you will pay when you buy, hold and sell shares. You may also pay other fees, such as brokerage commissions and other fees to financial intermediaries on the purchase and sale of shares of the fund, which are not reflected in the table and example below.
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.35
Other Expenses	None
Total annual fund operating expenses	0.35
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of shares of the fund. It also does not include the transaction fees on purchases and redemptions of Creation Units (defined herein), because those fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5Years	10 Years
$36	$113	$197	$443
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 60% of the average value of its portfolio.
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Solactive United States Green Infrastructure ESG Screened Index (the “Underlying Index”), which is comprised of companies that have business exposure in the production, generation, or distribution of green energy or are engaged in the establishment of a sustainable infrastructure to enable the use of renewable energy and that fulfill certain sustainability criteria. Under normal circumstances, the Underlying Index is reconstituted quarterly. The fund changes its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s reconstitution schedule will result in corresponding changes to the fund’s schedule of portfolio changes. Any changes made to the Underlying Index in between scheduled reconstitutions (e.g., in the event of a corporate action) also will result in corresponding changes to the fund’s portfolio.
Prospectus October 1, 2025	1	Xtrackers US Green Infrastructure Select Equity ETF

In constructing the Underlying Index, Solactive AG (“Solactive” or the “Index Provider”) begins with the parent index, the Solactive GBS United States All Cap Index PR (the “Parent Index”), which is designed to track the performance of approximately 100% of the free-float equity market capitalization (i.e., the amount of outstanding shares available for trading by the general public without restriction) in the United States. From the Parent Index, Solactive seeks to identify only those companies that meet the following criteria. Companies must:
i.
Be headquartered in the United States;
ii.
Have a free-float market capitalization of at least $100 million;
iii.
Have a minimum average daily value traded of at least $1 million over 1 month and 6 month time periods; and
iv.
Have business exposure in the production, generation, or distribution of green energy or be engaged in the establishment of a sustainable infrastructure to enable the use of renewable energy. This includes the following industries: green mobility (e.g., electric or alternative fuel vehicle manufacturing, charging stations or battery manufacturing), green fuel, green energy, green wholesale power, environmental services and pollution control, as classified by the FactSet Revere Business Industry Classification System (RBICS). FactSet determines business exposure by analyzing revenue streams of companies and classifying them by the industry where they generate the majority of their revenue.
From the companies that meet the above criteria, Solactive uses data from Sustainalytics, a global leader in sustainability research and analysis, to evaluate each company with respect to each of the sustainability criteria described below. Companies are excluded from the Underlying Index if they are determined by Sustainalytics:
■
To be “non-compliant” with the principles of the United Nations Global Compact (“UNGC”). A company is determined to be “non-compliant” if it does not act in accordance with the UNGC principles and their associated standards, conventions, and treaties. Sustainalytics analyzes news reports and other publicly available information to assess a company’s compliance with the normative principles of the UNGC – human rights, labor rights, the environment, and anti-corruption.
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To have an environmental, social and governance (“ESG”) risk score of 40 or higher.
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To have involvement in controversial weapons (i.e., chemical biological or nuclear weapons, depleted uranium, cluster munitions and anti-personnel mines), the manufacture of tobacco products, or the manufacture and sale of assault weapons and/or small arms (non-assault weapons) to civilian customers.
■
To derive a specified percentage of revenues from or have a specified ownership interest in another company involved in, as applicable, certain business activities in one the following sectors: tobacco, thermal coal, oil and gas, or conventional weapons.
Sustainalytics reviews publicly available information to determine whether a company is involved in controversial weapons or derives a specified percentage of revenues from or has a specified ownership interest in one of the above sectors.
From the remaining companies that meet the above criteria, Solactive selects the top 50 securities with the highest free-float market capitalization for inclusion in the Underlying Index with a maximum of 10 securities per industry category. If less than 50 companies meet the above criteria, all such securities will be included in the Underlying Index, with a maximum of 10 securities per industry category. Each constituent of the Underlying Index is assigned an equal weight.
The fund uses a full replication indexing strategy to seek to track the Underlying Index. As such, the fund invests directly in the component securities of the Underlying Index in substantially the same weightings in which they are represented in the Underlying Index. If it is not possible for the fund to acquire component securities due to limited availability or regulatory restrictions, the fund may use a representative sampling indexing strategy to seek to track the Underlying Index instead of a full replication indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield), and liquidity measures similar to those of the Underlying Index. The fund may or may not hold all of the securities in the Underlying Index when using a representative sampling indexing strategy.
The fund will invest at least 80% of its total assets (but typically far more) in component securities (including depositary receipts in respect of such securities) of the Underlying Index. Due to regulatory changes, effective June 11, 2026, the fund will replace this 80% investment policy and related disclosures set forth in this prospectus. Specifically, effective June 11, 2026, under normal circumstances, the fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in component securities of the Underlying Index. Derivative instruments that provide exposure to the investments above or exposure to one or more market risk factors associated with such investments are included in the fund’s 80% investment policy, consistent with the fund’s investment policies and limitations with respect to investments in derivatives. In addition, the fund will
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normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities issued by US companies that are classified as “green infrastructure companies” based on the Underlying Index’s criteria as summarized in this Prospectus. The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated.
As of July 31, 2025, the Underlying Index consisted of 41 securities, with an average market capitalization of approximately $46 billion and a minimum market capitalization of approximately $210 million. As of July 31, 2025, a significant percentage of the Underlying Index was comprised of issuers in the industrials sector. The fund’s exposure to particular sectors may change over time to correspond to changes in the Underlying Index.
While the fund is currently classified as “non-diversified” under the Investment Company Act of 1940, it may operate as or become classified as “diversified” over time.
The fund or securities referred to herein are not sponsored, endorsed, issued, sold or promoted by Solactive, and Solactive bears no liability with respect to the fund or securities or any index on which the fund or securities are based.
Derivatives. The fund may invest in derivatives, which are financial instruments whose performance is derived, at least in part, from the performance of an underlying asset, security or index. In particular, portfolio management may use futures contracts, stock index futures, options on futures, swap contracts and other types of derivatives in seeking performance that corresponds to the Underlying Index and will not use such instruments for speculative purposes.
Securities lending. The fund may lend securities (up to one-third of total assets) to approved institutions, such as registered broker-dealers, pooled investment vehicles, banks and other financial institutions. In connection with such loans, the fund receives liquid collateral in an amount that is based on the type and value of the securities being lent, with riskier securities generally requiring higher levels of collateral.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the section of this Prospectus entitled “Additional Information About Fund Strategies, Underlying Index Information and Risks” and in the Statement of Additional Information
(“SAI”). An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Green infrastructure companies risk. The fund will be sensitive to, and its performance will depend to a great extent on, the overall condition of the green infrastructure companies. These investments are considered to be speculative and are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and potential illiquidity. Green infrastructure-related companies are subject to a variety of factors that may adversely affect their business or operations including high interest costs, costs associated with compliance with and changes in environmental and other regulations, zoning laws, difficulty in raising capital, increased competition, uncertainty concerning the availability of energy, including renewable energy, at reasonable prices, economic conditions and world events, taxation, real estate values, overbuilding and labor relations. Infrastructure-related securities may be issued by companies that are highly leveraged, less creditworthy or financially distressed. The fund’s investments may be dependent on supportive government policies, including tax incentives and subsidies, and the support for such policies may fluctuate over time.
Green energy companies risk. The fund will be sensitive to, and its performance will depend to a greater extent on, the overall condition of green energy companies. Renewable energy companies may be significantly affected by the competition from new and existing market entrants, obsolescence of technology, short product cycles, production spending, varying prices and profits, commodity price volatility, changes in exchange rates, imposition of import controls or tariffs, depletion of resources, seasonal weather conditions, technological developments and general economic conditions, market sentiment, fluctuations in energy prices and supply and demand of renewable energy fuels, fluctuations in the price of oil and gas, energy conservation efforts, the success of exploration projects, tax and other government regulations (such as incentives and subsidies) and international political events. Additionally, adverse weather conditions may cause fluctuations in renewable energy generation and adversely affect the cash flows associated with these assets.
Further, renewable energy companies may be subject to risks associated with hazardous materials and can be significantly and adversely affected by legislation resulting in more strict government regulations and enforcement policies and specific expenditures for environmental cleanup efforts. There are also risks associated with a failure to enforce environmental law. If the government reduces environmental regulations or their enforcement, companies that produce products designed to provide a clean environment are less likely to prosper. Renewable
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energy companies may be more volatile than companies operating in more established industries. If government subsidies and incentives for renewable energy sources are reduced or eliminated, the demand for renewable energy may decline and cause corresponding declines in the revenues and profits of renewable energy companies. In addition, changes in government policies towards renewable energy technology also may have an adverse effect on the fund’s performance. Furthermore, the fund may invest in the shares of companies with a limited operating history, some of which may never have operated profitably. Investment in young companies with a short operating history is generally riskier than investing in companies with a longer operating history. The fund will carry greater risk and may be more volatile than a portfolio composed of securities issued by companies operating in a wide variety of different or more established industries. This industry is relatively nascent and under-researched in comparison to more established and mature sectors, and should therefore be regarded as having greater investment risk.
Green investing strategy risk. The Underlying Index’s green investing focus could cause the fund to perform differently compared to funds that do not have a sustainability focus. The Underlying Index’s green investing focus may result in the fund investing in securities or industry sectors that underperform other securities or underperform the market as a whole. The companies included in the Underlying Index may differ from companies included in other indices that use similar sustainability screens. The fund is also subject to the risk that the companies identified by the Index Provider do not operate as expected when addressing sustainability issues. Regulatory changes or interpretations regarding the definitions and/or use of green criteria could have a material adverse effect on the fund’s ability to implement its green strategy.
Environmental services industry risk. The fund will be sensitive to, and its performance may depend to a greater extent on, the overall condition of the environmental services industry. Companies in the environmental services industry are engaged in a variety of activities related to environmental services and consumer and industrial waste management. These companies may be adversely affected by a decrease in demand for waste disposal, removal or storage of industrial by-products, and the management of associated resources. Competitive pressures may have a significant effect on the financial condition of such companies. These prices may fluctuate substantially over short periods of time so the fund may be more volatile than other types of investments. Environmental services companies must comply with various regulations and the terms of their operating permits and licenses. Failure to comply with or to renew permits and licenses or changes in government regulations can adversely impact their operations. Waste management companies are also affected by demand cycles, world events, increased outsourcing and economic conditions. In addition, these companies are subject to liability for environmental damage claims.
ESG investment strategy risk. The Underlying Index’s ESG methodology, and thus the fund’s investment strategy, limits the types and number of investment opportunities available to the fund and, as a result, the fund may underperform other funds that do not have an ESG focus. The Underlying Index’s ESG methodology may result in the fund investing in securities or industry sectors that underperform the market as a whole or underperform other funds screened for ESG standards. The ESG scores used in the Underlying Index’s ESG methodology are based on information that is publicly available and/or provided by the companies themselves or by third parties and such information may be unavailable or unreliable. Additionally, investors may differ in their interpretations of what constitutes positive or negative ESG characteristics of a company. For those reasons, the Index Provider may be unsuccessful in creating an index composed of companies that exhibit positive ESG characteristics. To the extent that circumstances change between the Underlying Index’s scheduled reconstitution dates, the Underlying Index may include, and the fund may hold for a period of time, securities of companies that do not align with the ESG criteria. The companies identified by the Index Provider as meeting the ESG criteria for the Underlying Index may not be the same companies selected by other index providers for other indices that use similar ESG criteria. The political environment can impact ESG investing both positively and negatively. Regulatory changes or interpretations regarding the definitions and/or use of ESG criteria could have a material adverse effect on the fund’s ability to invest in accordance with its investment policies and/or achieve its investment objective, as well as the ability of certain classes of investors to invest in funds following an ESG strategy such as the fund. For example, recent US state actions could prohibit certain state sponsored pension plans or investment funds from investing in certain funds that consider ESG factors.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. High market volatility may also
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result from significant shifts in momentum of one or more specific stocks due to unusual increases or decreases in trading activity. Momentum can change quickly, and securities subject to shifts in momentum may be more volatile than the market as a whole and returns on such securities may drop precipitously. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Market disruption risk. Economies and financial markets throughout the world have become increasingly interconnected, which has increased the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. This includes reliance on global supply chains that are susceptible to disruptions resulting from, among other things, war and other armed conflicts, tariffs, extreme weather events, and natural disasters. Such supply chain disruptions can lead to, and have led to, economic and market disruptions that have far-reaching effects on financial markets worldwide. The value of the fund’s investments may be negatively affected by adverse changes in overall economic or market conditions, such as the level of economic activity and productivity, unemployment and labor force participation rates, inflation or deflation (and expectations for inflation or deflation), interest rates, demand and supply for particular products or resources including labor, debt levels and credit ratings, and trade policies, among other factors. Such adverse conditions may contribute to an overall economic contraction across entire economies or markets, which may negatively impact the profitability of issuers operating in those economies or markets. In addition, geopolitical and other globally interconnected occurrences, including war, terrorism, economic uncertainty or financial crises, contagion, tariffs and trade disputes, government debt crises (including defaults or downgrades) or uncertainty about government debt payments, government shutdowns, public health crises, natural disasters, supply chain disruptions, climate change and related events or conditions, have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Adverse market conditions or disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by adverse market conditions or a particular market disruption, the duration and effects may not be the same for all types of assets.
Current military and other armed conflicts in various geographic regions, including those in Europe and the Middle East, can lead to, and have led to, economic and market disruptions, which may not be limited to the geographic region in which the conflict is occurring. Such conflicts can also result, and have resulted in some cases, in sanctions being levied by the United States, the European Union and/or other countries against countries or other actors involved in the conflict. In addition, such conflicts and related sanctions can adversely affect regional and global energy, commodities, financial and other markets and thus could affect the value of the fund's investments. The extent and duration of any military conflict, related sanctions and resulting economic and market disruptions are impossible to predict, but could be substantial.
Other market disruption events include pandemic spread of viruses, such as the novel coronavirus known as COVID-19, which have caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions, and may adversely affect the fund and its investments.
In addition, markets are becoming increasingly susceptible to disruption events resulting from the use of new and emerging technologies to engage in cyber-attacks or to take over the websites and/or social media accounts of companies, governmental entities or public officials, or to otherwise pose as or impersonate such, which then may be used to disseminate false or misleading information that can cause volatility in financial markets or for the securities of a particular company, group of companies, industry or other class of assets.
Adverse market conditions or particular market disruptions, such as those discussed above, may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
Small-sized company risk. Small company stocks tend to be more volatile than medium-sized or large company stocks. Because stock analysts are less likely to follow small companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they may lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.
Medium-sized company risk. Medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on medium-sized companies, since they lack the financial resources of larger companies. Medium-sized company stocks are typically less liquid than large company stocks.
Large-sized companies risk. Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive
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challenges or to changes in business, product, financial or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies. During different market cycles, the performance of large-capitalization companies has trailed the overall performance of the broader securities markets.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss or recognize a gain that may be distributed to shareholders as a taxable distribution. This may be magnified in circumstances where redemptions from the fund may be higher than normal.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance. The fund may become more focused in particular industries, asset classes or sectors of the economy as a result of changes in the valuation of the fund’s investments or fluctuations in the fund’s assets, and the fund is not required to reduce such exposures under these circumstances.
Industrials sector risk. To the extent that the fund invests significantly in the industrials sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the industrials sector. Companies in the industrials sector may be adversely affected by changes in government regulation, tariffs and trade policy, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.
Passive investing risk. Unlike a fund that is actively managed, in which portfolio management buys and sells securities based on research and analysis, the fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. Because the fund is designed to maintain a high level of exposure to the Underlying Index at all times, portfolio management generally will not buy or sell a security unless the security is added or removed, respectively, from the Underlying
Index, and will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Index-related risk. The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. The Index Provider may cease publication of the Underlying Index or may terminate the license agreement allowing the fund to use the Underlying Index, either of which could have a material adverse effect on the fund. Market disruptions could cause delays in the Underlying Index’s reconstitution and rebalancing schedule. During any such delay, it is possible that the Underlying Index and, in turn, the fund will deviate from the Underlying Index’s stated methodology and therefore experience returns different than those that would have been achieved under a normal reconstitution and rebalancing schedule. Generally, the Index Provider does not provide any warranty, or accept any liability, with respect to the quality, accuracy or completeness of the Underlying Index or its related data, and does not guarantee that the Underlying Index will be in line with its stated methodology. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its stated methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. The Advisor may have limited ability to detect such errors and neither the Advisor nor its affiliates provide any warranty or guarantee against such errors. Therefore, the gains, losses or costs associated with the Index Provider’s errors will generally be borne by the fund and its shareholders.
Tracking error risk. The fund may be subject to tracking error, which is the divergence of the fund’s performance from that of the Underlying Index. The performance of the fund may diverge from that of the Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when reconstituting or rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure in order to track the Underlying Index. Moreover, the use of a representative
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sampling investment approach (i.e., investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index) may cause the fund’s return to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to government imposed legal restrictions or limitations, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other reasons. To the extent the fund calculates its net asset value based on fair value prices and the value of the Underlying Index is based on market prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. Tracking error risk may be heightened during times of increased market volatility or other unusual market conditions. For tax purposes, the fund may sell certain securities, and such sale may cause the fund to recognize a taxable gain or a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from the NAV during periods of market volatility. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units (defined below), the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. If market makers exit the business or are unable to continue making markets in fund shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or other market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by the fund may be traded in markets that close at a different time than the exchange on which the fund’s shares trade.
Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. If the markets for the fund’s portfolio securities experience decreased liquidity, the trading markets for the fund’s shares may also become less liquid with corresponding widening in the bid-ask spreads and differences between the market price and NAV of the fund’s shares. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s market price. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund at NAV.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers, index provider or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ or index provider’s assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers or index provider may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers or index provider could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and
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systems put in place by its service providers, index provider, fund counterparties, issuers of securities held by the fund or other market participants.
Non-diversification risk. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as Authorized Participants (“APs”). Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described in the section of this Prospectus entitled “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Geographic focus risk. Focusing investments in a single country or few countries, or regions, involves increased political, regulatory and other risks. Market swings in such a targeted country, countries or regions are likely to have a greater effect on fund performance than they would in a more geographically diversified fund.
Derivatives risk. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Risks associated with derivatives may include the risk that the derivative is not well correlated with the underlying asset, security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation, which risk may be heightened in derivative transactions entered into “over-the-counter” (i.e., not on an exchange or contract market); and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund’s exposure to the market and magnify potential losses.
Futures risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return and the potential loss from futures can exceed the fund’s initial investment in such contracts.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. A delay in the recovery of loaned securities could interfere with the fund’s ability to vote proxies or settle transactions. Delayed settlement may limit the ability of the fund to reinvest the proceeds of a sale of securities or prevent the fund from selling securities at times that may be appropriate to track the Underlying Index. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities, or a decline in the value of any investments made with cash collateral or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the securities.
Past Performance
The bar chart and table below provide some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compare with those of the Underlying Index and a required broad-based securities market index.The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available on the fund’s website at Xtrackers.com (the website does not form a part of this prospectus).
CALENDAR YEAR TOTAL RETURNS(%)

	Returns	Period ending
Best Quarter	5.36%	September 30, 2024
Worst Quarter	-8.02%	June 30, 2024
Year-to-Date	1.97%	June 30, 2025
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Average Annual Total Returns
(For periods ended 12/31/2024 expressed as a %)
All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold shares of the fund in tax-deferred accounts such as individual retirement accounts (“IRAs”) or employee-sponsored retirement plans.
	Inception Date	1 Year	Since Inception
Returns before tax	7/13/2023	-14.59	-19.26
After tax on distribu- tions		-14.98	-19.58
After tax on distribu- tions and sale of fund shares		-8.63	-14.62
Solactive United States Green Infrastructure ESG Screened Index (reflects no deductions for fees, expenses or taxes)		-14.81	-19.25
S&P Composite 1500 Index (reflects no deductions for fees, expenses or taxes)		23.95	21.34
Management
Investment Advisor
DBX Advisors LLC
Portfolio Managers
Patrick Dwyer, Vice President of DBX Advisors LLC, Director and Senior Portfolio Engineer & Team Lead, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2023.
Shlomo Bassous, Vice President of DBX Advisors LLC, Director and Senior Portfolio Engineer, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2023.
Ashif Shaikh, Vice President of DBX Advisors LLC, Vice President and Portfolio Engineer, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2023.
Daniel Park, Vice President of DBX Advisors LLC, Vice President and Portfolio Engineer, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2024.
Purchase and Sale of Fund Shares
The fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual fund shares may only be purchased and sold through a brokerage firm. The price of fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The fund will only issue or redeem shares that have been aggregated into blocks of 25,000 shares or multiples thereof (“Creation Units”) to APs who have entered into agreements with ALPS Distributors, Inc., the fund’s distributor. You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) when buying or selling shares (the “bid-ask spread”). Information on the fund’s net asset value, market price, premiums and discounts and bid-ask spreads may be found at Xtrackers.com (the website does not form a part of this prospectus).
Tax Information
The fund's distributions are generally taxable to you as ordinary income or capital gains, except when you are tax-exempt or when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. Any withdrawals you make from such tax-advantaged investment plans, however, may be taxable to you.
Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Xtrackers US Green Infrastructure Select Equity ETF

Xtrackers Cybersecurity Select Equity ETF

Ticker: PSWD	Stock Exchange: NASDAQ
Investment Objective
The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the Solactive Cyber Security ESG Screened Index.
Fees and Expenses
These are the fees and expenses that you will pay when you buy, hold and sell shares. You may also pay other fees, such as brokerage commissions and other fees to financial intermediaries on the purchase and sale of shares of the fund, which are not reflected in the table and example below.
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.20
Other Expenses	None
Total annual fund operating expenses	0.20
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of shares of the fund. It also does not include the transaction fees on purchases and redemptions of Creation Units (defined herein), because those fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$20	$64	$113	$255
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 49% of the average value of its portfolio.
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Solactive Cyber Security ESG Screened Index (the “Underlying Index”), which is comprised of companies that have business operations in the field of cybersecurity and that fulfill certain sustainability criteria. Under normal circumstances, the Underlying Index is reconstituted quarterly. The fund changes its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s reconstitution schedule will result in corresponding changes to the fund’s schedule of portfolio changes. Any changes made to the Underlying Index in between scheduled reconstitutions (e.g., in the event of a corporate action) also will result in corresponding changes to the fund’s portfolio.
In constructing the Underlying Index, Solactive AG (“Solactive” or the “Index Provider”) begins with the parent index, the Solactive GBS Global Markets All Cap USD Index PR (the “Parent Index”), which is designed to track the performance of approximately 100% of the free-float equity market capitalization (i.e., the amount of outstanding shares available for trading by the general public without restriction) in global markets. From the Parent Index, Solactive seeks to identify only those companies that meet the following criteria. Companies must:
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i.
Not be listed on an exchange in China, Egypt, India, Pakistan, or Russia;
ii.
Have a free-float market capitalization of at least $100 million;
iii.
Have a minimum average daily value traded of at least $1 million over 1 month and 6 month time periods; and
iv.
Have business operations in the field of cybersecurity. This includes, among others, the following subindustries: carrier edge network management equipment, customer premises network security equipment, colocation and data center services, government IT services, network security access policy software and network security software, as classified by the FactSet Revere Business Industry Classification System (RBICS). FactSet determines business exposure by analyzing revenue streams of companies and classifying them by the industry where they generate the majority of their revenue.
From the companies that meet the above criteria, Solactive uses data from Sustainalytics, a global leader in sustainability research and analysis, to evaluate each company with respect to each of the sustainability criteria described below. Companies are excluded from the Underlying Index if they are determined by Sustainalytics:
■
To be “non-compliant” with the principles of the United Nations Global Compact (“UNGC”). A company is determined to be “non-compliant” if it does not act in accordance with the UNGC principles and their associated standards, conventions, and treaties. Sustainalytics analyzes news reports and other publicly available information to assess a company’s compliance with the normative principles of the UNGC – human rights, labor rights, the environment, and anti-corruption.
■
To have an environmental, social and governance (“ESG”) risk score of 40 or higher.
■
To have involvement in controversial weapons (i.e., chemical biological or nuclear weapons, depleted uranium, cluster munitions and anti-personnel mines), the manufacture of tobacco products, or the manufacture and sale of assault weapons and/or small arms (non-assault weapons) to civilian customers.
■
To derive a specified percentage of revenues from or have a specified ownership interest in another company involved in, as applicable, certain business activities in one the following sectors: tobacco, thermal coal, oil and gas, or conventional weapons.
Sustainalytics reviews publicly available information to determine whether a company is involved in controversial weapons or derives a specified percentage of revenues from or has a specified ownership interest in one of the above sectors.
From the remaining companies that meet the above criteria, Solactive first ranks the remaining companies based on their free-float market capitalization and then selects the top 50 securities in the “pure play” category. If less than 50 companies meet the above criteria, Solactive selects securities from two other categories in a specified order and if there are still less than 50 companies, securities that meet the screening criteria described above will be included based on the highest free-float market capitalization. Each constituent of the Underlying Index is weighted according to their free-float market capitalization, subject to a maximum weight of 4.5% for any one company in the Underlying Index.
The fund uses a full replication indexing strategy to seek to track the Underlying Index. As such, the fund invests directly in the component securities of the Underlying Index in substantially the same weightings in which they are represented in the Underlying Index. If it is not possible for the fund to acquire component securities due to limited availability or regulatory restrictions, the fund may use a representative sampling indexing strategy to seek to track the Underlying Index instead of a full replication indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield), and liquidity measures similar to those of the Underlying Index. The fund may or may not hold all of the securities in the Underlying Index when using a representative sampling indexing strategy.
The fund will invest at least 80% of its total assets (but typically far more) in component securities (including depositary receipts in respect of such securities) of the Underlying Index. Due to regulatory changes, effective June 11, 2026, the fund will replace this 80% investment policy and related disclosures set forth in this prospectus. Specifically, effective June 11, 2026, under normal circumstances, the fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in component securities of the Underlying Index. Derivative instruments that provide exposure to the investments above or exposure to one or more market risk factors associated with such investments are included in the fund’s 80% investment policy, consistent with the fund’s investment policies and limitations with respect to investments in derivatives. In addition, the fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of cybersecurity-related companies. The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of
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Xtrackers Cybersecurity Select Equity ETF

industries to the extent that its Underlying Index is concentrated. As of July 31, 2025, a significant percentage of the Underlying Index was comprised of issuers in the information technology sector.
As of July 31, 2025, the Underlying Index consisted of 49 securities, with an average market capitalization of approximately $13.35 billion and a minimum market capitalization of approximately $365 million, from issuers in the following countries (may reflect country of domicile): Australia, Canada, China, Denmark, Finland, Germany, Hong Kong, Israel, Japan, Malaysia, South Korea, Taiwan, Turkey, the United Kingdom and the United States. As of July 31, 2025, a significant percentage of the Underlying Index was comprised of issuers from the United States. The fund’s exposure to particular sectors and countries may change over time to correspond to changes in the Underlying Index.
While the fund is currently classified as “non-diversified” under the Investment Company Act of 1940, it may operate as or become classified as “diversified” over time.
The fund or securities referred to herein are not sponsored, endorsed, issued, sold or promoted by Solactive, and Solactive bears no liability with respect to the fund or securities or any index on which the fund or securities are based.
Derivatives. The fund may invest in derivatives, which are financial instruments whose performance is derived, at least in part, from the performance of an underlying asset, security or index. In particular, portfolio management may use futures contracts, stock index futures, options on futures, swap contracts and other types of derivatives in seeking performance that corresponds to the Underlying Index and will not use such instruments for speculative purposes.
Securities lending. The fund may lend securities (up to one-third of total assets) to approved institutions, such as registered broker-dealers, pooled investment vehicles, banks and other financial institutions. In connection with such loans, the fund receives liquid collateral in an amount that is based on the type and value of the securities being lent, with riskier securities generally requiring higher levels of collateral.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the section of this Prospectus entitled “Additional Information About Fund Strategies, Underlying Index Information and Risks” and in the Statement of Additional Information
(“SAI”). An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Cybersecurity companies risk. Companies in the cybersecurity field face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Cybersecurity companies may have limited product lines, markets, financial resources or personnel. The products of cybersecurity companies may face obsolescence due to rapid technological developments and frequent new product introduction, and such companies may face unpredictable changes in growth rates, competition for the services of qualified personnel and competition from foreign competitors with lower production costs. Companies in the cybersecurity field are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Additionally, companies in the cybersecurity field may be the target of cyber-attacks, which, if successful, could significantly or permanently damage a company’s reputation, financial condition and ability to conduct business in the future.
ESG investment strategy risk. The Underlying Index’s ESG methodology, and thus the fund’s investment strategy, limits the types and number of investment opportunities available to the fund and, as a result, the fund may underperform other funds that do not have an ESG focus. The Underlying Index’s ESG methodology may result in the fund investing in securities or industry sectors that underperform the market as a whole or underperform other funds screened for ESG standards. The ESG scores used in the Underlying Index’s ESG methodology are based on information that is publicly available and/or provided by the companies themselves or by third parties and such information may be unavailable or unreliable. Additionally, investors may differ in their interpretations of what constitutes positive or negative ESG characteristics of a company. For those reasons, the Index Provider may be unsuccessful in creating an index composed of companies that exhibit positive ESG characteristics. To the extent that circumstances change between the Underlying Index’s scheduled reconstitution dates, the Underlying Index may include, and the fund may hold for a period of time, securities of companies that do not align with the ESG criteria. The companies identified by the Index Provider as meeting the ESG criteria for the Underlying Index may not be the same companies selected by other index providers for other indices that use similar ESG criteria. The political environment can impact ESG investing both positively and negatively. Regulatory changes or interpretations regarding the definitions and/or use of ESG criteria could have a material adverse effect on the fund’s ability to invest in accordance with its investment policies and/or achieve its investment objective, as well as the ability of certain classes of investors to invest in funds following an ESG
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strategy such as the fund. For example, recent US state actions could prohibit certain state sponsored pension plans or investment funds from investing in certain funds that consider ESG factors.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. High market volatility may also result from significant shifts in momentum of one or more specific stocks due to unusual increases or decreases in trading activity. Momentum can change quickly, and securities subject to shifts in momentum may be more volatile than the market as a whole and returns on such securities may drop precipitously. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Market disruption risk. Economies and financial markets throughout the world have become increasingly interconnected, which has increased the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. This includes reliance on global supply chains that are susceptible to disruptions resulting from, among other things, war and other armed conflicts, tariffs, extreme weather events, and natural disasters. Such supply chain disruptions can lead to, and have led to, economic and market disruptions that have far-reaching effects on financial markets worldwide. The value of the fund’s investments may be negatively affected by adverse changes in overall economic or market conditions, such as the level of economic activity and productivity, unemployment and labor force participation rates, inflation or deflation (and expectations for inflation or deflation), interest rates, demand and supply for particular products or resources including labor, debt levels and credit ratings, and trade policies, among other factors. Such adverse conditions may contribute to an overall economic contraction across entire economies or markets, which may negatively impact the profitability of issuers operating in those economies or markets. In addition, geopolitical and other globally interconnected occurrences, including war, terrorism, economic uncertainty or financial crises, contagion, tariffs and trade disputes, government debt crises (including defaults or downgrades) or uncertainty about government debt payments, government shutdowns, public health crises, natural disasters, supply chain disruptions, climate change and related events or conditions, have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Adverse market conditions or disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by adverse market conditions or a particular market disruption, the duration and effects may not be the same for all types of assets.
Current military and other armed conflicts in various geographic regions, including those in Europe and the Middle East, can lead to, and have led to, economic and market disruptions, which may not be limited to the geographic region in which the conflict is occurring. Such conflicts can also result, and have resulted in some cases, in sanctions being levied by the United States, the European Union and/or other countries against countries or other actors involved in the conflict. In addition, such conflicts and related sanctions can adversely affect regional and global energy, commodities, financial and other markets and thus could affect the value of the fund's investments. The extent and duration of any military conflict, related sanctions and resulting economic and market disruptions are impossible to predict, but could be substantial.
Other market disruption events include pandemic spread of viruses, such as the novel coronavirus known as COVID-19, which have caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions, and may adversely affect the fund and its investments.
In addition, markets are becoming increasingly susceptible to disruption events resulting from the use of new and emerging technologies to engage in cyber-attacks or to take over the websites and/or social media accounts of companies, governmental entities or public officials, or to otherwise pose as or impersonate such, which then may be used to disseminate false or misleading information that can cause volatility in financial markets or for the securities of a particular company, group of companies, industry or other class of assets.
Adverse market conditions or particular market disruptions, such as those discussed above, may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments, as well as US and foreign government
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Xtrackers Cybersecurity Select Equity ETF

actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the fund's foreign investments, prevent the fund from realizing the full value of its foreign investments or prevent the fund from selling foreign securities it holds. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. In addition, the fund may be limited in its ability to exercise its legal rights or enforce a counterparty's legal obligations in certain jurisdictions outside of the US. The foreign investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments. In addition, because non-US markets may be open on days when the fund does not price its shares, the value of the foreign securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Depositary receipt risk. Depositary receipts involve similar risks to those associated with investments in securities of non-US issuers. Depositary receipts also may be less liquid than the underlying shares in their primary trading market. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.
Currency risk. Changes in currency exchange rates and the relative value of non-US currencies may affect the value of the fund’s investment and the value of your fund shares. Because the fund’s NAV is determined on the basis of the US dollar and the fund does not attempt to hedge against changes in the value of non-US currencies, investors may lose money if the foreign currency depreciates against the US dollar, even if the foreign currency value of the fund’s holdings in that market increases. Conversely, the dollar value of your investment in the fund may go up if the value of the foreign currency appreciates against the US dollar. The value of the US dollar measured against other currencies is influenced by a variety of factors. These factors include: interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, and global energy prices. Political instability, the possibility of government intervention and restrictive or opaque business and investment policies may also reduce the value of a country’s currency. Government monetary policies and the buying or selling of currency by a country’s government may also influence exchange rates. Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of an investment in the fund may also go up or down quickly and unpredictably and investors may lose money.
Small-sized company risk. Small company stocks tend to be more volatile than medium-sized or large company stocks. Because stock analysts are less likely to follow small companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they may lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.
Medium-sized company risk. Medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on medium-sized companies, since they lack the financial resources of larger companies. Medium-sized company stocks are typically less liquid than large company stocks.
Large-sized companies risk. Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies. During different market cycles, the performance of large-capitalization companies has trailed the overall performance of the broader securities markets.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large
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Xtrackers Cybersecurity Select Equity ETF

investors (such as restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss or recognize a gain that may be distributed to shareholders as a taxable distribution. This may be magnified in circumstances where redemptions from the fund may be higher than normal.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance. The fund may become more focused in particular industries, asset classes or sectors of the economy as a result of changes in the valuation of the fund’s investments or fluctuations in the fund’s assets, and the fund is not required to reduce such exposures under these circumstances.
Information technology sector risk. To the extent that the fund invests significantly in the information technology sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the information technology sector. Information technology companies are particularly vulnerable to government regulation and policies and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies also face competition for services of qualified personnel. Additionally, the products of information technology companies may face obsolescence due to rapid technological development and frequent new product introduction by competitors. Finally, information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.
Passive investing risk. Unlike a fund that is actively managed, in which portfolio management buys and sells securities based on research and analysis, the fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. Because the fund is designed to maintain a high level of exposure to the Underlying Index at all times, portfolio management generally will not buy or sell a security unless the security is added or removed, respectively, from the Underlying Index, and will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Index-related risk. The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index as published by the
Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. The Index Provider may cease publication of the Underlying Index or may terminate the license agreement allowing the fund to use the Underlying Index, either of which could have a material adverse effect on the fund. Market disruptions could cause delays in the Underlying Index’s reconstitution and rebalancing schedule. During any such delay, it is possible that the Underlying Index and, in turn, the fund will deviate from the Underlying Index’s stated methodology and therefore experience returns different than those that would have been achieved under a normal reconstitution and rebalancing schedule. Generally, the Index Provider does not provide any warranty, or accept any liability, with respect to the quality, accuracy or completeness of the Underlying Index or its related data, and does not guarantee that the Underlying Index will be in line with its stated methodology. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its stated methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. The Advisor may have limited ability to detect such errors and neither the Advisor nor its affiliates provide any warranty or guarantee against such errors. Therefore, the gains, losses or costs associated with the Index Provider’s errors will generally be borne by the fund and its shareholders.
Index-related risk may be higher for a fund that tracks an index comprised of, or an index that includes, foreign securities because regulatory and reporting requirements may differ from those in the US, resulting in a heightened risk of errors in the index data, index computation and/or index construction due to unreliable, outdated or unavailable information.
Tracking error risk. The fund may be subject to tracking error, which is the divergence of the fund’s performance from that of the Underlying Index. The performance of the fund may diverge from that of the Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when reconstituting or rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure in order to track the Underlying Index. Moreover, the use of a representative
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sampling investment approach (i.e., investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index) may cause the fund’s return to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to government imposed legal restrictions or limitations, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other reasons. To the extent the fund calculates its net asset value based on fair value prices and the value of the Underlying Index is based on market prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. Tracking error risk may be heightened during times of increased market volatility or other unusual market conditions. For tax purposes, the fund may sell certain securities, and such sale may cause the fund to recognize a taxable gain or a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
Tracking error risk may be higher for funds that track indices with significant weight in foreign issuers than funds that do not track such indices. The fund may also experience operational delays in establishing the necessary accounts and required regulatory approvals to trade, which may delay the fund’s ability to hold securities.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from the NAV during periods of market volatility. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units (defined below), the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. If market makers exit the business or are unable to continue making markets in fund shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or other market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by the fund may be traded in markets that close at a different time than the exchange on which the fund’s shares trade. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. If the markets for the fund’s portfolio securities experience decreased liquidity, the trading markets for the fund’s shares may also become less liquid with corresponding widening in the bid-ask spreads and differences between the market price and NAV of the fund’s shares. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s market price. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund at NAV.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers, index provider or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ or index provider’s assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers or index provider may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example,
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Xtrackers Cybersecurity Select Equity ETF

pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers or index provider could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, index provider, fund counterparties, issuers of securities held by the fund or other market participants.
Non-diversification risk. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as Authorized Participants (“APs”). Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described in the section of this Prospectus entitled “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Geographic focus risk. Focusing investments in a single country or few countries, or regions, involves increased political, regulatory and other risks. Market swings in such a targeted country, countries or regions are likely to have a greater effect on fund performance than they would in a more geographically diversified fund.
Derivatives risk. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Risks associated with derivatives may include the risk that the derivative is not well correlated with the underlying asset, security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation, which risk may be heightened in derivative transactions entered into “over-the-counter” (i.e., not on an exchange or contract market); and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund’s exposure to the market and magnify potential losses.
Futures risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return and the potential loss from futures can exceed the fund’s initial investment in such contracts.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. A delay in the recovery of loaned securities could interfere with the fund’s ability to vote proxies or settle transactions. Delayed settlement may limit the ability of the fund to reinvest the proceeds of a sale of securities or prevent the fund from selling securities at times that may be appropriate to track the Underlying Index. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities, or a decline in the value of any investments made with cash collateral or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the securities.
Past Performance
The bar chart and table below provide some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compare with those of the Underlying Index and a required broad-based securities market index.The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available on the fund’s website at Xtrackers.com (the website does not form a part of this prospectus).
CALENDAR YEAR TOTAL RETURNS(%)

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Xtrackers Cybersecurity Select Equity ETF

	Returns	Period ending
Best Quarter	8.02%	September 30, 2024
Worst Quarter	-2.31%	June 30, 2024
Year-to-Date	12.45%	June 30, 2025
Average Annual Total Returns
(For periods ended 12/31/2024 expressed as a %)
All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold shares of the fund in tax-deferred accounts such as individual retirement accounts (“IRAs”) or employee-sponsored retirement plans.
	Inception Date	1 Year	Since Inception
Returns before tax	7/13/2023	10.12	21.60
After tax on distribu- tions		9.66	21.07
After tax on distribu- tions and sale of fund shares		6.20	16.50
Solactive Cyber Secu- rity ESG Screened Index (reflects no deductions for fees, expenses or taxes)		10.26	21.65
MSCI ACWI Index (reflects no deductions for fees, expenses or taxes)		17.49	16.32
Management
Investment Advisor
DBX Advisors LLC
Portfolio Managers
Patrick Dwyer, Vice President of DBX Advisors LLC, Director and Senior Portfolio Engineer & Team Lead, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2023.
Shlomo Bassous, Vice President of DBX Advisors LLC, Director and Senior Portfolio Engineer, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2023.
Ashif Shaikh, Vice President of DBX Advisors LLC, Vice President and Portfolio Engineer, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2023.
Daniel Park, Vice President of DBX Advisors LLC, Vice President and Portfolio Engineer, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2024.
Purchase and Sale of Fund Shares
The fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual fund shares may only be purchased and sold through a brokerage firm. The price of fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The fund will only issue or redeem shares that have been aggregated into blocks of 10,000 shares or multiples thereof (“Creation Units”) to APs who have entered into agreements with ALPS Distributors, Inc., the fund’s distributor. You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) when buying or selling shares (the “bid-ask spread”). Information on the fund’s net asset value, market price, premiums and discounts and bid-ask spreads may be found at Xtrackers.com (the website does not form a part of this prospectus).
Tax Information
The fund's distributions are generally taxable to you as ordinary income or capital gains, except when you are tax-exempt or when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. Any withdrawals you make from such tax-advantaged investment plans, however, may be taxable to you.
Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Xtrackers Cybersecurity Select Equity ETF

Xtrackers Semiconductor Select Equity ETF

Ticker: CHPS	Stock Exchange: NASDAQ
Investment Objective
The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the Solactive Semiconductor ESG Screened Index.
Fees and Expenses
These are the fees and expenses that you will pay when you buy, hold and sell shares. You may also pay other fees, such as brokerage commissions and other fees to financial intermediaries on the purchase and sale of shares of the fund, which are not reflected in the table and example below.
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.15
Other Expenses	None
Total annual fund operating expenses	0.15
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of shares of the fund. It also does not include the transaction fees on purchases and redemptions of Creation Units (defined herein), because those fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$15	$48	$85	$192
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 19% of the average value of its portfolio.
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Solactive Semiconductor ESG Screened Index. (the “Underlying Index”), which is comprised of companies that have business operations in the semiconductor industry and that fulfill certain sustainability criteria. Under normal circumstances, the Underlying Index is reconstituted quarterly. The fund changes its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s reconstitution schedule will result in corresponding changes to the fund’s schedule of portfolio changes. Any changes made to the Underlying Index in between scheduled reconstitutions (e.g., in the event of a corporate action) also will result in corresponding changes to the fund’s portfolio.
In constructing the Underlying Index, Solactive AG (“Solactive” or the “Index Provider”) begins with the parent index, the Solactive GBS Global Markets Semiconductor All Cap USD Index PR (the “Parent Index”), which is designed to track the performance of approximately 100% of the free-float equity market capitalization (i.e., the amount of outstanding shares available for trading by the general public without restriction) in the semiconductor industry in global markets. The semiconductor industry is classified by FactSet Revere Business Industry Classification System (RBICS) and includes the following subsectors: semiconductor equipment and services and
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semiconductor manufacturing. FactSet determines business exposure to the semiconductor industry by analyzing revenue streams of companies and classifying them by the industry where they generate the majority of their revenue.
From the Parent Index, Solactive seeks to identify only those companies operating in accordance with the following criteria. Companies must:
i.
Not be listed on an exchange in China, Egypt, India, Pakistan, or Russia;
ii.
Have a free-float market capitalization of at least $100 million; and
iii.
Have a minimum average daily value traded of at least $1 million over 1 month and 6 month time periods.
From the companies that meet the above criteria, Solactive uses data from Sustainalytics, a global leader in sustainability research and analysis, to evaluate each company with respect to each of the sustainability criteria described below. Companies are excluded from the Underlying Index if they are determined by Sustainalytics:
■
To be “non-compliant” with the principles of the United Nations Global Compact (“UNGC”). A company is determined to be “non-compliant” if it does not act in accordance with the UNGC principles and their associated standards, conventions, and treaties. Sustainalytics analyzes news reports and other publicly available information to assess a company’s compliance with the normative principles of the UNGC – human rights, labor rights, the environment, and anti-corruption.
■
To have an environmental, social and governance (“ESG”) risk score of 40 or higher.
■
To have involvement in controversial weapons (i.e., chemical biological or nuclear weapons, depleted uranium, cluster munitions and anti-personnel mines), the manufacture of tobacco products, or the manufacture and sale of assault weapons and/or small arms (non-assault weapons) to civilian customers.
■
To derive a specified percentage of revenues from or have a specified ownership interest in another company involved in, as applicable, certain business activities in one the following sectors: tobacco, thermal coal, oil and gas, or conventional weapons.
Sustainalytics reviews publicly available information to determine whether a company is involved in controversial weapons or derives a specified percentage of revenues from or has a specified ownership interest in one of the above sectors.
From the remaining companies that meet the above criteria, Solactive selects the top 50 securities with the highest free-float market capitalization for inclusion in the Underlying Index. If less than 50 companies meet the above criteria, all such securities will be included in the Underlying Index. Each constituent of the Underlying Index is weighted according to their free-float market capitalization, subject to the following maximum weights applicable to any one company in the Underlying Index: the lower of (a) 4.5% of the Underlying Index and (b) 25% of the company’s average daily value traded over 1 month and 6 month time periods divided by $100 million.
The fund uses a full replication indexing strategy to seek to track the Underlying Index. As such, the fund invests directly in the component securities of the Underlying Index in substantially the same weightings in which they are represented in the Underlying Index. If it is not possible for the fund to acquire component securities due to limited availability or regulatory restrictions, the fund may use a representative sampling indexing strategy to seek to track the Underlying Index instead of a full replication indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield), and liquidity measures similar to those of the Underlying Index. The fund may or may not hold all of the securities in the Underlying Index when using a representative sampling indexing strategy.
The fund will invest at least 80% of its total assets (but typically far more) in component securities (including depositary receipts in respect of such securities) of the Underlying Index. Due to regulatory changes, effective June 11, 2026, the fund will replace this 80% investment policy and related disclosures set forth in this prospectus. Specifically, effective June 11, 2026, under normal circumstances, the fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in component securities of the Underlying Index. Derivative instruments that provide exposure to the investments above or exposure to one or more market risk factors associated with such investments are included in the fund’s 80% investment policy, consistent with the fund’s investment policies and limitations with respect to investments in derivatives. In addition, the fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of semiconductor-related companies. The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of July 31, 2025, a significant percentage of the Underlying Index was comprised of issuers in the information technology sector.
As of July 31, 2025, the Underlying Index consisted of 50 securities, with an average market capitalization of approximately $188.96 billion and a minimum market capitalization of approximately $4.37 billion from issuers in
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Xtrackers Semiconductor Select Equity ETF

the following countries (may reflect country of domicile): Cayman Islands, China, Germany, Israel, Japan, Netherlands, Singapore, South Korea, Switzerland, Taiwan, Thailand and the United States. As of July 31, 2025, a significant percentage of the Underlying Index was comprised of issuers from the United States. The fund’s exposure to particular sectors and countries may change over time to correspond to changes in the Underlying Index.
While the fund is currently classified as “non-diversified” under the Investment Company Act of 1940, it may operate as or become classified as “diversified” over time.
The fund or securities referred to herein are not sponsored, endorsed, issued, sold or promoted by Solactive, and Solactive bears no liability with respect to the fund or securities or any index on which the fund or securities are based.
Derivatives. The fund may invest in derivatives, which are financial instruments whose performance is derived, at least in part, from the performance of an underlying asset, security or index. In particular, portfolio management may use futures contracts, stock index futures, options on futures, swap contracts and other types of derivatives in seeking performance that corresponds to the Underlying Index and will not use such instruments for speculative purposes.
Securities lending. The fund may lend securities (up to one-third of total assets) to approved institutions, such as registered broker-dealers, pooled investment vehicles, banks and other financial institutions. In connection with such loans, the fund receives liquid collateral in an amount that is based on the type and value of the securities being lent, with riskier securities generally requiring higher levels of collateral.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the section of this Prospectus entitled “Additional Information About Fund Strategies, Underlying Index Information and Risks” and in the Statement of Additional Information (“SAI”). An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Semiconductor companies risk. Semiconductor companies face intense competition, both domestically and internationally, and such competition may have an adverse effect on profit margins. Semiconductor companies may have limited product lines, markets, financial resources or personnel. Semiconductor companies may be adversely affected by governmental actions, policies and regulations, tariffs and trade policy, world events and economic conditions, which may increase the volatility of such companies’ share prices.
Semiconductor companies’ supply chain and operations are dependent on the availability of materials that meet exacting standards and the use of third parties to provide components and services. Semiconductor companies may rely on a limited number of suppliers, or upon suppliers in a single location, for certain materials, equipment or tools. Finding and qualifying alternate or additional suppliers can be a lengthy process that can cause production delays or impose unforeseen costs, and such alternatives may not be available at all. Production can be disrupted by the unavailability of resources, such as water, silicon, electricity, gases and other materials. Suppliers may also increase prices or encounter cybersecurity or other issues that can disrupt production or increase production costs.
The products of semiconductor companies may face obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Capital equipment expenditures could be substantial, and equipment generally suffers from rapid obsolescence. Companies in the semiconductor industry are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights, would adversely affect the profitability of these companies.
Taiwan conflict risk. The semiconductor industry in Taiwan plays a pivotal role in the global semiconductor market. Investments in Taiwan may be adversely affected by its political and economic relationship with the People’s Republic of China (“China”). Taiwan’s geographic proximity and history of political contention with China have resulted in ongoing tensions between the two countries, and those tensions have increased in recent years. Increased tensions or conflict between Taiwan and China may significantly disrupt the Taiwan semiconductor industry and the global semiconductor market. Any such threatened or actual conflict and disruption to semiconductor markets may have substantial negative effects on global markets and economies around the world.
ESG investment strategy risk. The Underlying Index’s ESG methodology, and thus the fund’s investment strategy, limits the types and number of investment opportunities available to the fund and, as a result, the fund may underperform other funds that do not have an ESG focus. The Underlying Index’s ESG methodology may result in the fund investing in securities or industry sectors that underperform the market as a whole or underperform other funds screened for ESG standards. The ESG scores used in the Underlying Index’s ESG methodology are based on information that is publicly available and/or provided by the
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Xtrackers Semiconductor Select Equity ETF

companies themselves or by third parties and such information may be unavailable or unreliable. Additionally, investors may differ in their interpretations of what constitutes positive or negative ESG characteristics of a company. For those reasons, the Index Provider may be unsuccessful in creating an index composed of companies that exhibit positive ESG characteristics. To the extent that circumstances change between the Underlying Index’s scheduled reconstitution dates, the Underlying Index may include, and the fund may hold for a period of time, securities of companies that do not align with the ESG criteria. The companies identified by the Index Provider as meeting the ESG criteria for the Underlying Index may not be the same companies selected by other index providers for other indices that use similar ESG criteria. The political environment can impact ESG investing both positively and negatively. Regulatory changes or interpretations regarding the definitions and/or use of ESG criteria could have a material adverse effect on the fund’s ability to invest in accordance with its investment policies and/or achieve its investment objective, as well as the ability of certain classes of investors to invest in funds following an ESG strategy such as the fund. For example, recent US state actions could prohibit certain state sponsored pension plans or investment funds from investing in certain funds that consider ESG factors.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. High market volatility may also result from significant shifts in momentum of one or more specific stocks due to unusual increases or decreases in trading activity. Momentum can change quickly, and securities subject to shifts in momentum may be more volatile than the market as a whole and returns on such securities may drop precipitously. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Market disruption risk. Economies and financial markets throughout the world have become increasingly interconnected, which has increased the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. This includes reliance on global supply chains that are susceptible to disruptions resulting from, among other things, war and other armed conflicts, tariffs, extreme weather events, and natural disasters. Such supply chain disruptions can lead to, and have led to, economic and market disruptions that have far-reaching effects on financial markets worldwide. The value of the fund’s investments may be negatively affected by adverse changes in overall economic or market conditions, such as the level of economic activity and productivity, unemployment and labor force participation rates, inflation or deflation (and expectations for inflation or deflation), interest rates, demand and supply for particular products or resources including labor, debt levels and credit ratings, and trade policies, among other factors. Such adverse conditions may contribute to an overall economic contraction across entire economies or markets, which may negatively impact the profitability of issuers operating in those economies or markets. In addition, geopolitical and other globally interconnected occurrences, including war, terrorism, economic uncertainty or financial crises, contagion, tariffs and trade disputes, government debt crises (including defaults or downgrades) or uncertainty about government debt payments, government shutdowns, public health crises, natural disasters, supply chain disruptions, climate change and related events or conditions, have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Adverse market conditions or disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by adverse market conditions or a particular market disruption, the duration and effects may not be the same for all types of assets.
Current military and other armed conflicts in various geographic regions, including those in Europe and the Middle East, can lead to, and have led to, economic and market disruptions, which may not be limited to the geographic region in which the conflict is occurring. Such conflicts can also result, and have resulted in some cases, in sanctions being levied by the United States, the European Union and/or other countries against countries or other actors involved in the conflict. In addition, such conflicts and related sanctions can adversely affect regional and global energy, commodities, financial and other markets and thus could affect the value of the fund's investments. The extent and duration of any military conflict, related sanctions and resulting economic and market disruptions are impossible to predict, but could be substantial.
Other market disruption events include pandemic spread of viruses, such as the novel coronavirus known as COVID-19, which have caused significant uncertainty, market volatility, decreased economic and other activity,
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increased government activity, including economic stimulus measures, and supply chain disruptions, and may adversely affect the fund and its investments.
In addition, markets are becoming increasingly susceptible to disruption events resulting from the use of new and emerging technologies to engage in cyber-attacks or to take over the websites and/or social media accounts of companies, governmental entities or public officials, or to otherwise pose as or impersonate such, which then may be used to disseminate false or misleading information that can cause volatility in financial markets or for the securities of a particular company, group of companies, industry or other class of assets.
Adverse market conditions or particular market disruptions, such as those discussed above, may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments, as well as US and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the fund's foreign investments, prevent the fund from realizing the full value of its foreign investments or prevent the fund from selling foreign securities it holds. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. In addition, the fund may be limited in its ability to exercise its legal rights or enforce a counterparty's legal obligations in certain jurisdictions outside of the US. The foreign investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments. In addition, because non-US markets may be open on days when the fund does not price its shares, the value of the foreign securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Emerging market securities risk. The securities of issuers located in emerging markets tend to be more volatile and less liquid than securities of issuers located in more mature economies, and emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of issuers located or doing substantial business in emerging markets are often subject to rapid and large changes in price.
Depositary receipt risk. Depositary receipts involve similar risks to those associated with investments in securities of non-US issuers. Depositary receipts also may be less liquid than the underlying shares in their primary trading market. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.
Currency risk. Changes in currency exchange rates and the relative value of non-US currencies may affect the value of the fund’s investment and the value of your fund shares. Because the fund’s NAV is determined on the basis of the US dollar and the fund does not attempt to hedge against changes in the value of non-US currencies, investors may lose money if the foreign currency depreciates against the US dollar, even if the foreign currency value of the fund’s holdings in that market increases. Conversely, the dollar value of your investment in the fund may go up if the value of the foreign currency appreciates against the US dollar. The value of the US dollar measured against other currencies is influenced by a variety of factors. These factors include: interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, and global energy prices. Political instability, the possibility of government intervention and restrictive or opaque business and investment policies may also reduce the value of a country’s currency. Government monetary policies and the buying or selling of currency by a country’s government may also influence exchange rates. Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of an investment in the fund may also go up or down quickly and unpredictably and investors may lose money.
Small-sized company risk. Small company stocks tend to be more volatile than medium-sized or large company stocks. Because stock analysts are less likely to follow small companies, less information about them is available
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to investors. Industry-wide reversals may have a greater impact on small companies, since they may lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.
Medium-sized company risk. Medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on medium-sized companies, since they lack the financial resources of larger companies. Medium-sized company stocks are typically less liquid than large company stocks.
Large-sized companies risk. Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies. During different market cycles, the performance of large-capitalization companies has trailed the overall performance of the broader securities markets.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss or recognize a gain that may be distributed to shareholders as a taxable distribution. This may be magnified in circumstances where redemptions from the fund may be higher than normal.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance. The fund may become more focused in particular industries, asset classes or sectors of the economy as a result of changes in the valuation of the fund’s investments or fluctuations in the fund’s assets, and the fund is not required to reduce such exposures under these circumstances.
Information technology sector risk. To the extent that the fund invests significantly in the information technology sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the information technology sector. Information technology companies are particularly vulnerable to government regulation and policies and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies also face competition for services of qualified personnel. Additionally, the products of information technology companies may face obsolescence due to rapid technological development and frequent new product introduction by competitors. Finally, information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.
Passive investing risk. Unlike a fund that is actively managed, in which portfolio management buys and sells securities based on research and analysis, the fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. Because the fund is designed to maintain a high level of exposure to the Underlying Index at all times, portfolio management generally will not buy or sell a security unless the security is added or removed, respectively, from the Underlying Index, and will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Index-related risk. The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. The Index Provider may cease publication of the Underlying Index or may terminate the license agreement allowing the fund to use the Underlying Index, either of which could have a material adverse effect on the fund. Market disruptions could cause delays in the Underlying Index’s reconstitution and rebalancing schedule. During any such delay, it is possible that the Underlying Index and, in turn, the fund will deviate from the Underlying Index’s stated methodology and therefore experience returns different than those that would have been achieved under a normal reconstitution and rebalancing schedule. Generally, the Index Provider does not provide any warranty, or accept any liability, with respect to the quality, accuracy or completeness of the Underlying Index or its related data, and does not guarantee that the Underlying Index will be in line with its stated methodology. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its stated methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the fund and its
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shareholders. The Advisor may have limited ability to detect such errors and neither the Advisor nor its affiliates provide any warranty or guarantee against such errors. Therefore, the gains, losses or costs associated with the Index Provider’s errors will generally be borne by the fund and its shareholders.
Index-related risk may be higher for a fund that tracks an index comprised of, or an index that includes, foreign securities, and in particular emerging markets securities, because regulatory and reporting requirements may differ from those in the US, resulting in a heightened risk of errors in the index data, index computation and/or index construction due to unreliable, out-dated or unavailable information.
Tracking error risk. The fund may be subject to tracking error, which is the divergence of the fund’s performance from that of the Underlying Index. The performance of the fund may diverge from that of the Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when reconstituting or rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure in order to track the Underlying Index. Moreover, the use of a representative sampling investment approach (i.e., investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index) may cause the fund’s return to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to government imposed legal restrictions or limitations, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other reasons. To the extent the fund calculates its net asset value based on fair value prices and the value of the Underlying Index is based on market prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. Tracking error risk may be heightened during times of increased market volatility or other unusual market conditions. For tax purposes, the fund may sell certain securities, and such sale may cause the fund to recognize a taxable gain or a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
Tracking error risk may be higher for funds that track indices with significant weight in foreign issuers, and in particular emerging markets issuers, than funds that do not track such indices. The fund may also experience operational delays in establishing the necessary accounts and required regulatory approvals to trade, which may delay the fund's ability to hold securities.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from the NAV during periods of market volatility. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units (defined below), the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. If market makers exit the business or are unable to continue making markets in fund shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or other market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by the fund may be traded in markets that close at a different time than the exchange on which the fund’s shares trade. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. If the markets for the fund’s portfolio securities experience decreased liquidity, the trading markets for the fund’s shares may also become less liquid with corresponding widening in the bid-ask spreads and differences between the market price and NAV of the fund’s shares. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s market price. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in
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the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund at NAV.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers, index provider or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ or index provider’s assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers or index provider may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers or index provider could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, index provider, fund counterparties, issuers of securities held by the fund or other market participants.
Non-diversification risk. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as Authorized Participants (“APs”). Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described in the section of this Prospectus entitled “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Geographic focus risk. Focusing investments in a single country or few countries, or regions, involves increased political, regulatory and other risks. Market swings in such a targeted country, countries or regions are likely to have a greater effect on fund performance than they would in a more geographically diversified fund.
Derivatives risk. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Risks associated with derivatives may include the risk that the derivative is not well correlated with the underlying asset, security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation, which risk may be heightened in derivative transactions entered into “over-the-counter” (i.e., not on an exchange or contract market); and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund’s exposure to the market and magnify potential losses.
Futures risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return and the potential loss from futures can exceed the fund’s initial investment in such contracts.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. A delay in the recovery of loaned securities could interfere with the fund’s ability to vote proxies or settle transactions. Delayed settlement may
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limit the ability of the fund to reinvest the proceeds of a sale of securities or prevent the fund from selling securities at times that may be appropriate to track the Underlying Index. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities, or a decline in the value of any investments made with cash collateral or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the securities.
Past Performance
The bar chart and table below provide some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compare with those of the Underlying Index and a required broad-based securities market index.The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available on the fund’s website at Xtrackers.com (the website does not form a part of this prospectus).
CALENDAR YEAR TOTAL RETURNS(%)

	Returns	Period ending
Best Quarter	16.85%	March 31, 2024
Worst Quarter	-8.29%	September 30, 2024
Year-to-Date	16.30%	June 30, 2025
Average Annual Total Returns
(For periods ended 12/31/2024 expressed as a %)
All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold shares of the fund in tax-deferred accounts such as individual retirement accounts (“IRAs”) or employee-sponsored retirement plans.
	Inception Date	1 Year	Since Inception
Returns before tax	7/13/2023	8.11	15.12
After tax on distribu- tions		7.40	14.48
After tax on distribu- tions and sale of fund shares		4.84	11.35
Solactive Semicon- ductor ESG Screened Index (reflects no deduc- tions for fees, expenses or taxes)		8.06	15.08
MSCI ACWI Index (reflects no deductions for fees, expenses or taxes)		17.49	16.32
Management
Investment Advisor
DBX Advisors LLC
Portfolio Managers
Patrick Dwyer, Vice President of DBX Advisors LLC, Director and Senior Portfolio Engineer & Team Lead, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2023.
Shlomo Bassous, Vice President of DBX Advisors LLC, Director and Senior Portfolio Engineer, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2023.
Ashif Shaikh, Vice President of DBX Advisors LLC, Vice President and Portfolio Engineer, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2023.
Daniel Park, Vice President of DBX Advisors LLC, Vice President and Portfolio Engineer, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2024.
Purchase and Sale of Fund Shares
The fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual fund shares may only be purchased and sold through a brokerage firm. The price of fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The fund will only issue or redeem shares that have been aggregated into blocks of 10,000 shares or multiples thereof (“Creation Units”) to APs who have entered into agreements with ALPS Distributors, Inc., the fund’s distributor. You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) when buying or selling shares (the
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“bid-ask spread”). Information on the fund’s net asset value, market price, premiums and discounts and bid-ask spreads may be found at Xtrackers.com (the website does not form a part of this prospectus).
Tax Information
The fund's distributions are generally taxable to you as ordinary income or capital gains, except when you are tax-exempt or when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. Any withdrawals you make from such tax-advantaged investment plans, however, may be taxable to you.
Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Xtrackers US National Critical Technologies ETF

Ticker: CRTC	Stock Exchange: NYSE Arca, Inc.
Investment Objective
The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the Solactive Whitney U.S. Critical Technologies Index.
Fees and Expenses
These are the fees and expenses that you will pay when you buy, hold and sell shares. You may also pay other fees, such as brokerage commissions and other fees to financial intermediaries on the purchase and sale of shares of the fund, which are not reflected in the table and example below.
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.35
Other Expenses	None
Total annual fund operating expenses	0.35
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of shares of the fund. It also does not include the transaction fees on purchases and redemptions of Creation Units (defined herein), because those fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$36	$113	$197	$443
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 29% of the average value of its portfolio.
Principal Investment Strategies
The Solactive Whitney U.S. Critical Technologies Index (the “Underlying Index”) is a market-capitalization weighted index, subject to caps on the weighting of individual companies, that is designed to track companies that support critical emerging technologies across the U.S. and its allies by selecting companies from a defined investment universe that satisfy key criteria related to their association with critical technology sectors and their geopolitical risk rating, each as further described below. The Underlying Index’s investment universe is derived from large and mid-cap companies in developed market countries included in the Solactive GBS Developed Markets Large & Mid Cap USD Index (the “Parent Index”). Companies are eligible for inclusion in the Underlying Index if (i) they are associated with one of 14 critical technology sectors and (ii) they receive a sufficiently high Geostrategic Risk Rating score, each as determined pursuant to index selection criteria developed by J.H. Whitney Data Services LLC (“J.H. Whitney” or the “Index Selection Party”). The index selection criteria are based in part on critical technology areas established by the U.S. Department of Defense (“DoD”). The Underlying Index and the Parent Index are owned, calculated, administered and published by Solactive AG (“Solactive” or the “Index Provider”).
Summary of Underlying Index Construction
When constructing the Underlying Index, the Index Provider starts with the Parent Index, which constitutes the pool from which the Underlying Index’s constituent
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securities are chosen. J.H. Whitney then selects the Underlying Index’s constituent securities from the Parent Index by applying the constituent selection rules described below. J.H. Whitney revises the composition of the Underlying Index thirteen business days before every scheduled Underlying Index rebalance day (disregarding any potential change in the rebalance day) (each such day, a “Selection Day”). The Underlying Index is scheduled to rebalance on the second Thursday of the months of February, May, August and November.
Selection of Underlying Index Constituent Securities
Starting from the Underlying Index’s investment universe, J.H. Whitney follows a two-step process to select individual securities for the Underlying Index.
First, J.H. Whitney uses a critical technology screen to select companies that are associated with one of 14 critical technology sectors by mapping each of the 14 critical technology sectors to Standard Industrial Classification (“SIC”) codes. SIC codes are numerical codes assigned by the U.S. government that categorize the industries to which companies belong, while also organizing industries by their business activities. The critical technology sectors are based on the 14 critical technology areas established by the Office of the Undersecretary of Defense Research & Engineering (“OUSD(R&E)”), a division of the DoD, and are deemed to be vital to maintaining the national security of the United States today and in the future. The 14 critical technology areas as defined by the OUSD(R&E) are (i) biotechnology, (ii) quantum science, (iii) future generation wireless technology, (iv) advanced materials, (v) trusted artificial intelligence & autonomy, (vi) integrated network system-of-systems, (vii) microelectronics, (viii) space technology, (ix) energy resilience, (x) advanced computing & software, (xi) human-machine interfaces, (xii) directed energy, (xiii) hypersonics and (xiv) integrated sensing and cyber. As the OUSD(R&E)'s technology strategy evolves and technologies change, the OUSD(R&E) may update its critical technology priorities and the Underlying Index critical technology screens will update accordingly.
A company will pass the critical technology screen and be eligible for inclusion in the Underlying Index if (i) its primary SIC code is mapped to one of the 14 critical technology sectors or (ii) a secondary SIC code assigned to the company is mapped to one of the 14 critical technology sectors and J.H. Whitney determines such secondary classification warrants inclusion in the Underlying Index.
Second, J.H. Whitney assigns each company that passes the critical technology screen a Geostrategic Risk Rating score using a proprietary model that quantifies the relative level of risk that individual companies may face as a result of geopolitical activities, including, economic sanctions, national industrial policy actions, national regulatory actions and other economic strategic competition actions taken by the U.S. and adversarial nations. The model aims to quantify the measure of entanglement that companies share with nation-states that are defined as “adversarial” in the Annual Threat Assessment of the U.S. Intelligence Community published by the Office of the Director of National Intelligence.
The model assesses publicly available company-reported and government-reported data and assigns scores for each company for the following 10 weighted-factors: (i) country of incorporation, (ii) ownership by country, (iii) geographic revenue, (iv) geographic assets, (v) joint ventures, (vi) customers, (vii) suppliers, (viii) strategic alliances, (ix) board memberships and (x) inclusion on the System for Award Management (“SAM”) exemption list. The SAM exemption list is maintained by the U.S. government to deny government contracts to entities that have engaged in negative activities such as contract nonfulfillment, being agents of a foreign government, or participating in other illicit and/or negligent activities. Each such company is assigned a Geostrategic Risk Rating score (“Geostrategic Risk Rating Score”) based on J.H. Whitney’s proprietary model. Each company will receive a risk-based score of 1 (high-risk), 2 (neutral), or 3 (low-risk) for each of the 10 factors, based on their activities in high-risk, neutral or Five Eyes (“FVEY”) countries. The FVEY countries are the United States, United Kingdom, Canada, Australia and New Zealand, which are assigned a “3” weighting. A final score is determined based on the weighted average of the score for each of the 10 factors. Companies with lower geopolitical risk are assigned a higher score, and companies must meet a minimum score of 2.3 for inclusion in the Underlying Index.
Specific cutoffs for determining the risk-based score for each factor are determined by J.H. Whitney, as Index Selection Party, based on an analysis of industry classification, DoD policies and market research that requires continuous refinement by J.H. Whitney.
Weighting of Underlying Index Constituent Securities
On each Selection Day, each qualifying Underlying Index constituent security is assigned a weight according to the share class-specific free float market capitalization, calculated as the multiplication of the shares outstanding in free float (as sourced from data vendors) with the closing price of the share class as of the respective Selection Day. The individual weight of each constituent security is capped at 5.00%, with a minimum weight of 0.05%.
Underlying Index Rebalancing
The Underlying Index is scheduled to rebalance on the second Thursday of the months of February, May, August and November (each such day, a “Rebalance Day”), assuming such day is a trading day at the New York Stock Exchange, the London Stock Exchange, the EUREX Exchange and the Tokyo Stock Exchange (an “Eligible Rebalance Day”). If that day is not an Eligible Rebalance Day, the Rebalance Day will be the immediately following Eligible Rebalance Day.
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The fund changes its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s quarterly rebalancing schedule will result in corresponding changes to the fund’s schedule of portfolio changes. Any changes made to the Underlying Index in between scheduled rebalancings (e.g., in the event of a corporate action) also will result in corresponding changes to the fund’s portfolio.
As of July 28, 2025, the most recent Underlying Index Selection Day, there were 1,416 constituent companies in the Parent Index, 502 of which were identified by the critical technology screen and 218 of which demonstrated a Geostrategic Risk Rating equal to or more than 2.3 (the minimum score for inclusion in the Underlying Index). Following the most recent Rebalance Day on August 14, 2025, the Underlying Index was composed of 217 constituent securities as of August 15, 2025.
The fund uses a full replication indexing strategy to seek to track the Underlying Index. As such, the fund invests directly in the component securities of the Underlying Index in substantially the same weightings in which they are represented in the Underlying Index. If it is not possible for the fund to acquire component securities due to limited availability or regulatory restrictions, the fund may use a representative sampling indexing strategy to seek to track the Underlying Index instead of a full replication indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield), and liquidity measures similar to those of the Underlying Index. The fund may or may not hold all of the securities in the Underlying Index when using a representative sampling indexing strategy. In addition, the fund may not hold all of the securities in the Underlying Index pursuant to the Advisor's controversial weapons policy, as described below.
In addition, subject to the limitations described below, an Underlying Index constituent security may be eliminated or excluded from the fund’s portfolio if it is issued by a “controversial weapons company” as determined under the Advisor’s controversial weapons policy (a “CW Company”). As a general matter, any company involved in the production of controversial weapons, the production of controversial weapons delivery devices and/or the deliberate and knowing production of primary key components of controversial weapons could be considered a CW Company under the policy. For example, a company involved with landmines, cluster munitions, biological weapons, chemical weapons or certain nuclear weapons could be considered a CW Company under the controversial weapons policy. A security issued by a CW
Company (a “CW Security”) would only be eliminated or excluded from the fund’s portfolio if portfolio management determines that its elimination or exclusion would not materially affect the fund’s ability to track the Underlying Index. This materiality calculation involves quantifying the impact of removing or excluding the CW Security (or CW Securities, if more than one) on the forecasted tracking error of the fund’s holdings. If portfolio management determines that the CW Security (or CW Securities) may be eliminated or excluded from the fund’s portfolio, it will typically seek to minimize transaction costs by implementing the change when the Underlying Index rebalances. The Advisor’s identification and removal or exclusion of CW Securities is independent of the Underlying Index’s stated methodology and will not be reflected in the composition of the Underlying Index.
The fund will invest at least 80% of its total assets (but typically far more) in component securities (including depositary receipts in respect of such securities) of the Underlying Index. Due to regulatory changes, effective June 11, 2026, the fund will replace this 80% investment policy and related disclosures set forth in this prospectus. Specifically, effective June 11, 2026, under normal circumstances, the fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in component securities (including depositary receipts in respect of such securities) of the Underlying Index. Derivative instruments that provide exposure to the investments above or exposure to one or more market risk factors associated with such investments are included in the fund’s 80% investment policy, consistent with the fund’s investment policies and limitations with respect to investments in derivatives. In addition, the fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities issued by companies that are associated with US critical technology areas established by the DoD (based on the Underlying Index’s criteria as summarized in this Prospectus).
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of July 31, 2025, a significant percentage of the Underlying Index was comprised of issuers in the information technology, communication services and health care sectors.
As of July 31, 2025, the Underlying Index consisted of 222 securities, with an average market capitalization of approximately $134.45 billion and a minimum market capitalization of approximately $2.17 billion from issuers in the following countries (may represent country of domicile): Australia, Canada, Chile, Denmark, France, Ireland, Israel, Japan, Jordan, Netherlands, New Zealand, Spain, Switzerland, the United Kingdom, the United States and Zambia. As of July 31, 2025, a significant percentage of the Underlying Index was comprised of issuers from the
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United States. The fund’s exposure to particular sectors and countries may change over time to correspond to changes in the Underlying Index.
While the fund is currently classified as “non-diversified” under the Investment Company Act of 1940, it may operate as or become classified as “diversified” over time. The fund could again become non-diversified solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. Shareholder approval will not be sought when the fund crosses from diversified to non-diversified status under such circumstances.
The fund or securities referred to herein are not sponsored, endorsed, issued, sold or promoted by Solactive, and Solactive bears no liability with respect to the fund or securities or any index on which the fund or securities are based.
Derivatives. The fund may invest in derivatives, which are financial instruments whose performance is derived, at least in part, from the performance of an underlying asset, security or index. In particular, portfolio management may use futures contracts, stock index futures, options on futures, swap contracts and other types of derivatives in seeking performance that corresponds to the Underlying Index and will not use such instruments for speculative purposes.
Securities lending. The fund may lend securities (up to one-third of total assets) to approved institutions, such as registered broker-dealers, pooled investment vehicles, banks and other financial institutions. In connection with such loans, the fund receives liquid collateral in an amount that is based on the type and value of the securities being lent, with riskier securities generally requiring higher levels of collateral.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the section of this Prospectus entitled “Additional Information About Fund Strategies, Underlying Index Information and Risks” and in the Statement of Additional Information (“SAI”). An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Critical technologies risk. Companies involved in the critical technologies represented in the Underlying Index may be subject to a significant amount of governmental regulation, and changes in governmental policies and the need for regulatory approvals may have a material adverse effect on the critical technologies and the companies involved with them. Certain critical technologies could face increasing regulatory scrutiny in the future, which may limit the development of some or all of these technologies and impede the growth of companies that develop and/or utilize those technologies. Some or all of the critical technologies represented in the Underlying Index may receive direct or indirect government support, such as subsidies, tariffs or other targeted financial and/or regulatory programs. Such government support may be insufficient, may not achieve the desired effects or may even have counterproductive effects for the applicable critical technologies. Companies involved in critical technologies are subject to risks of new technologies and competitive pressures and are heavily dependent on patents and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. There can be no assurance these companies will be able to successfully protect their intellectual property to prevent the misappropriation of their technology, or that competitors will not develop technology that is substantially similar or superior to such companies’ technology. Companies in certain critical technologies may rely to a large extent on U.S. (and other) Government demand for their products and services and may be significantly affected by changes in government regulations and spending, as well as economic conditions and industry consolidation. Critical technology companies are potential targets for cyberattacks, which can have a materially adverse impact on the performance of these companies. The critical technologies identified by OUSD(R&E) and reflected in the Underlying Index methodology may not be the technologies which prove most critical for future development. Some or all of the critical technologies may not advance sufficiently to fulfill expectations with respect to their benefits and companies which are involved in such technologies may not succeed, which could have a material adverse effect on the fund’s returns. The Underlying Index’s methodology may not successfully identify those companies who will most benefit from or advance the applicable critical technologies.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times
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result in unusually high market volatility which could negatively affect performance. High market volatility may also result from significant shifts in momentum of one or more specific stocks due to unusual increases or decreases in trading activity. Momentum can change quickly, and securities subject to shifts in momentum may be more volatile than the market as a whole and returns on such securities may drop precipitously. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Market disruption risk. Economies and financial markets throughout the world have become increasingly interconnected, which has increased the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. This includes reliance on global supply chains that are susceptible to disruptions resulting from, among other things, war and other armed conflicts, tariffs, extreme weather events, and natural disasters. Such supply chain disruptions can lead to, and have led to, economic and market disruptions that have far-reaching effects on financial markets worldwide. The value of the fund’s investments may be negatively affected by adverse changes in overall economic or market conditions, such as the level of economic activity and productivity, unemployment and labor force participation rates, inflation or deflation (and expectations for inflation or deflation), interest rates, demand and supply for particular products or resources including labor, debt levels and credit ratings, and trade policies, among other factors. Such adverse conditions may contribute to an overall economic contraction across entire economies or markets, which may negatively impact the profitability of issuers operating in those economies or markets. In addition, geopolitical and other globally interconnected occurrences, including war, terrorism, economic uncertainty or financial crises, contagion, tariffs and trade disputes, government debt crises (including defaults or downgrades) or uncertainty about government debt payments, government shutdowns, public health crises, natural disasters, supply chain disruptions, climate change and related events or conditions, have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Adverse market conditions or disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by adverse market conditions or a particular market disruption, the duration and effects may not be the same for all types of assets.
Current military and other armed conflicts in various geographic regions, including those in Europe and the Middle East, can lead to, and have led to, economic and market disruptions, which may not be limited to the geographic region in which the conflict is occurring. Such conflicts can also result, and have resulted in some cases, in sanctions being levied by the United States, the European Union and/or other countries against countries or other actors involved in the conflict. In addition, such conflicts and related sanctions can adversely affect regional and global energy, commodities, financial and other markets and thus could affect the value of the fund's investments. The extent and duration of any military conflict, related sanctions and resulting economic and market disruptions are impossible to predict, but could be substantial.
Other market disruption events include pandemic spread of viruses, such as the novel coronavirus known as COVID-19, which have caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions, and may adversely affect the fund and its investments.
In addition, markets are becoming increasingly susceptible to disruption events resulting from the use of new and emerging technologies to engage in cyber-attacks or to take over the websites and/or social media accounts of companies, governmental entities or public officials, or to otherwise pose as or impersonate such, which then may be used to disseminate false or misleading information that can cause volatility in financial markets or for the securities of a particular company, group of companies, industry or other class of assets.
Adverse market conditions or particular market disruptions, such as those discussed above, may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
Large-sized companies risk. Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies. During different market cycles, the performance of large-capitalization companies has trailed the overall performance of the broader securities markets.
Medium-sized company risk. Medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on medium-sized companies, since they lack the financial resources of larger companies. Medium-sized company stocks are typically less liquid than large company stocks.
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Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss or recognize a gain that may be distributed to shareholders as a taxable distribution. This may be magnified in circumstances where redemptions from the fund may be higher than normal.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance. The fund may become more focused in particular industries, asset classes or sectors of the economy as a result of changes in the valuation of the fund’s investments or fluctuations in the fund’s assets, and the fund is not required to reduce such exposures under these circumstances.
Information technology sector risk. To the extent that the fund invests significantly in the information technology sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the information technology sector. Information technology companies are particularly vulnerable to government regulation and policies and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies also face competition for services of qualified personnel. Additionally, the products of information technology companies may face obsolescence due to rapid technological development and frequent new product introduction by competitors. Finally, information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.
Communication services sector risk. To the extent that the fund invests significantly in the communication services sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the communication services sector. Companies in the communication services sector can be adversely affected by, among other things, changes in government regulation and policies, intense competition, dependency on patent protection, equipment incompatibility, changing consumer preferences, technological obsolescence, and large capital expenditures and debt burdens.
Health care sector risk. To the extent that the fund invests significantly in the health care sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the health care sector. The health care sector may be affected by government regulations and government health care programs, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many health care companies are heavily dependent on patent protection, and the expiration of a company’s patent may adversely affect that company’s profitability. Health care companies are subject to competitive forces that may result in price discounting, and may be thinly capitalized and susceptible to product obsolescence.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments, as well as US and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the fund's foreign investments, prevent the fund from realizing the full value of its foreign investments or prevent the fund from selling foreign securities it holds. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. In addition, the fund may be limited in its ability to exercise its legal rights or enforce a counterparty's legal obligations in certain jurisdictions outside of the US. The foreign investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments. In addition, because non-US markets may be open on days when the fund does not price its shares, the value
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of the foreign securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Depositary receipt risk. Depositary receipts involve similar risks to those associated with investments in securities of non-US issuers. Depositary receipts also may be less liquid than the underlying shares in their primary trading market. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.
Passive investing risk. Unlike a fund that is actively managed, in which portfolio management buys and sells securities based on research and analysis, the fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. Because the fund is designed to maintain a high level of exposure to the Underlying Index at all times, portfolio management generally will not buy or sell a security unless the security is added or removed, respectively, from the Underlying Index, and will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Index-related risk. The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. The Index Provider may cease publication of the Underlying Index or may terminate the license agreement allowing the fund to use the Underlying Index, either of which could have a material adverse effect on the fund. Market disruptions could cause delays in the Underlying Index’s reconstitution and rebalancing schedule. During any such delay, it is possible that the Underlying Index and, in turn, the fund will deviate from the Underlying Index’s stated methodology and therefore experience returns different than those that would have been achieved under a normal reconstitution and rebalancing schedule. Generally, the Index Provider does not provide any warranty, or accept any liability, with respect to the quality, accuracy or completeness of the Underlying Index or its related data, and does not guarantee that the Underlying Index will be in line with its stated methodology. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its stated methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. The Advisor may have limited ability to detect such errors and neither the Advisor nor its affiliates provide any warranty or guarantee against such errors.
Therefore, the gains, losses or costs associated with the Index Provider’s errors will generally be borne by the fund and its shareholders.
Index-related risk may be higher for a fund that tracks an index comprised of, or an index that includes, foreign securities because regulatory and reporting requirements may differ from those in the US, resulting in a heightened risk of errors in the index data, index computation and/or index construction due to unreliable, outdated or unavailable information.
Tracking error risk. The fund may be subject to tracking error, which is the divergence of the fund’s performance from that of the Underlying Index. The performance of the fund may diverge from that of the Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when reconstituting or rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure in order to track the Underlying Index. Moreover, the use of a representative sampling investment approach (i.e., investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index) may cause the fund’s return to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to government imposed legal restrictions or limitations, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other reasons. To the extent the fund calculates its net asset value based on fair value prices and the value of the Underlying Index is based on market prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. Tracking error risk may be heightened during times of increased market volatility or other unusual market conditions. For tax purposes, the fund may sell certain securities, and such sale may cause the fund to recognize a taxable gain or a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
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Tracking error risk may be higher for funds that track indices with significant weight in foreign issuers than funds that do not track such indices. The fund may also experience operational delays in establishing the necessary accounts and required regulatory approvals to trade, which may delay the fund’s ability to hold securities.
In addition, to the extent the Advisor eliminates a CW Security (or CW Securities, if more than one) from the fund's portfolio, the elimination or exclusion of the CW Security (or CW Securities) may inhibit the fund's ability to track the Underlying Index, potentially increasing tracking error. If the Advisor misjudges whether the elimination or exclusion of a CW Security (or CW Securities) from the fund’s portfolio will materially affect the fund’s ability to track the Underlying Index, the fund may be subject to additional tracking error.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from the NAV during periods of market volatility. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units (defined below), the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. If market makers exit the business or are unable to continue making markets in fund shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or other market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by the fund may be traded in markets that close at a different time than the exchange on which the fund’s shares trade. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. If the markets for the fund’s portfolio securities experience decreased liquidity, the trading markets for the fund’s shares may also become less liquid with corresponding widening in the bid-ask spreads and differences between the market price and NAV of the fund’s shares. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s market price. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund at NAV.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers, index provider or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ or index provider’s assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers or index provider may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers or index provider could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, index provider, fund counterparties, issuers of securities held by the fund or other market participants.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as Authorized Participants (“APs”). Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described in the section of this Prospectus entitled “Buying and Selling Shares”). If those APs exit the
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business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Non-diversification risk. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.
If the fund becomes classified as “diversified” over time and again becomes non-diversified as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index, non-diversification risk would apply.
Geographic focus risk. Focusing investments in a single country or few countries, or regions, involves increased political, regulatory and other risks. Market swings in such a targeted country, countries or regions are likely to have a greater effect on fund performance than they would in a more geographically diversified fund.
Derivatives risk. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Risks associated with derivatives may include the risk that the derivative is not well correlated with the underlying asset, security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation, which risk may be heightened in derivative transactions entered into “over-the-counter” (i.e., not on an exchange or contract market); and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund’s exposure to the market and magnify potential losses.
Futures risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return and the potential loss from futures can exceed the fund’s initial investment in such contracts.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. A delay in the recovery of loaned securities could interfere with the fund’s ability to vote proxies or settle transactions. Delayed settlement may limit the ability of the fund to reinvest the proceeds of a sale of securities or prevent the fund from selling securities at times that may be appropriate to track the Underlying Index. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities, or a decline in the value of any investments made with cash collateral or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the securities.
Past Performance
The bar chart and table below provide some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compare with those of the Underlying Index and a required broad-based securities market index.The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available on the fund’s website at Xtrackers.com (the website does not form a part of this prospectus).
CALENDAR YEAR TOTAL RETURNS(%)

	Returns	Period ending
Best Quarter	10.42%	March 31, 2024
Worst Quarter	-0.20%	December 31, 2024
Year-to-Date	9.35%	June 30, 2025
Average Annual Total Returns
(For periods ended 12/31/2024 expressed as a %)
All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own
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actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold shares of the fund in tax-deferred accounts such as individual retirement accounts (“IRAs”) or employee-sponsored retirement plans.
	Inception Date	1 Year	Since Inception
Returns before tax	11/16/2023	18.06	23.06
After tax on distribu- tions		17.51	22.48
After tax on distribu- tions and sale of fund shares		10.69	17.37
Solactive Whitney U.S. Critical Technolo- gies Index (reflects no deductions for fees, expenses or taxes)		18.01	22.95
MSCI World Index (reflects no deductions for fees, expenses or taxes)		18.67	23.26
Management
Investment Advisor
DBX Advisors LLC
Portfolio Managers
Patrick Dwyer, Vice President of DBX Advisors LLC, Director and Senior Portfolio Engineer & Team Lead, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2023.
Shlomo Bassous, Vice President of DBX Advisors LLC, Director and Senior Portfolio Engineer, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2023.
Ashif Shaikh, Vice President of DBX Advisors LLC, Vice President and Portfolio Engineer, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2023.
Daniel Park, Vice President of DBX Advisors LLC, Vice President and Portfolio Engineer, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2024.
Purchase and Sale of Fund Shares
The fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual fund shares may only be purchased and sold through a brokerage firm. The price of fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The fund will only issue or redeem shares that have been aggregated into blocks of 10,000 shares or multiples thereof (“Creation Units”) to
APs who have entered into agreements with ALPS Distributors, Inc., the fund’s distributor. You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) when buying or selling shares (the “bid-ask spread”). Information on the fund’s net asset value, market price, premiums and discounts and bid-ask spreads may be found at Xtrackers.com (the website does not form a part of this prospectus).
Tax Information
The fund's distributions are generally taxable to you as ordinary income or capital gains, except when you are tax-exempt or when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. Any withdrawals you make from such tax-advantaged investment plans, however, may be taxable to you.
Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Xtrackers US National Critical Technologies ETF

Xtrackers Artificial Intelligence and Big Data ETF

Ticker: XAIX	Stock Exchange: NASDAQ
Investment Objective
The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the Nasdaq Global Artificial Intelligence and Big DataTM Index.
Fees and Expenses
These are the fees and expenses that you will pay when you buy, hold and sell shares. You may also pay other fees, such as brokerage commissions and other fees to financial intermediaries on the purchase and sale of shares of the fund, which are not reflected in the table and example below.
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.35
Other Expenses	None
Total annual fund operating expenses	0.35
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of shares of the fund. It also does not include the transaction fees on purchases and redemptions of Creation Units (defined herein), because those fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$36	$113	$197	$443
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance.
The portfolio turnover rate for the fund, for the period from August 2, 2024 (commencement of operations) through the most recent fiscal year end, was 11% of the average value of its portfolio.
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Nasdaq Global Artificial Intelligence and Big DataTM Index (“Underlying Index”). The Underlying Index is designed to track the performance of a selection of companies from global developed and emerging markets engaged in the following themes and sub-themes, each as defined by Nasdaq, Inc. (“Nasdaq” or “Index Provider”):
Theme: Artificial Intelligence
Sub-themes:
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Deep learning: companies involved in deep learning leverage artificial neural networks to simulate human decision-making and learning abilities
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Image recognition: companies involved in image recognition develop technologies that identify logos, places, people, objects and other variables in digital images
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Natural language processing (“NLP”): companies involved in natural language processing develop technologies to understand and respond to human-generated text inputs in a conversational manner
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■
Speech recognition & chatbots: companies involved in speech recognition develop technologies to analyze spoken words and translate them into text; companies involved in chatbots develop computer programs designed to simulate conversation with human users, generally to perform routine tasks
Theme: Data Computing & Processing
Sub-themes:
■
Big data: companies involved in big data develop technologies designed to collect, process and analyze large amounts of data in real-time
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Cloud computing: companies involved in cloud computing deliver on-demand, scalable computing services, including servers, storage, networking, applications and analytics over the internet (the “cloud”)
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Cybersecurity: companies involved in cybersecurity develop, sell and support applications designed to safeguard organizations and their computer networks, data and users from cyberattacks
Nasdaq identifies a proprietary theme and sub-theme classification used for determining exposure to innovative technologies by analyzing millions of approved patents filed across global patent offices on a rolling 1-year basis. This patent data is used to determine the extent to which a company has intellectual property and invests in research and development in each of the sub-themes. The themes and sub-themes represented in the Underlying Index are part of a broader set of themes and sub-themes developed by Nasdaq to classify companies engaged in so-called “disruptive technologies,” or those technologies with the potential to change the way consumers, businesses or entire industries operate, as represented in the Nasdaq Global Disruptive Technology BenchmarkTM Index (“Parent Index”).
Underlying Index Construction Methodology
Underlying Index – Security Eligibility Criteria. In order to be considered for inclusion in the Underlying Index, a security must first meet the following eligibility criteria: (i) be included in the Parent Index, (ii) be listed on one of a number of global exchanges as identified by Nasdaq, (iii) have a float-adjusted market capitalization of at least $500 million, and (iv) have a six-month average daily traded value of at least $2 million.
From this initial universe, a security will be ineligible for inclusion if its issuer is identified by Sustainalytics, a global leader in sustainability research and analysis, as exhibiting any of the following Environmental, Social and Governance (“ESG”) characteristics:
■
An ESG Risk Rating of 40 or higher.
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Non-compliance with the United Nations Global Compact (“UNGC”) principles and related international norms and standards, such as the Organization for Economic Cooperation and Development Guidelines and the United Nations Guiding Principles. The UNGC is a set of ten principles designed to measure whether a company operates in a manner that, at minimum, meets fundamental responsibilities in the areas of human rights, labor, environment and anti-corruption.
■
Involvement (subject to ownership and/or revenue thresholds) in tobacco products, thermal coal, oil sands, controversial weapons, civilian firearms, small arms and military contracting, nuclear weapons, depleted uranium, adult entertainment or gambling.
Securities of issuers without Sustainalytics coverage are ineligible for Underlying Index inclusion until they receive such coverage.
Underlying Index – Constituent Selection and Weighting. Securities meeting all applicable Security Eligibility Criteria are considered for inclusion in the Index. Index constituents are selected according to the following steps.
First, the Index Provider calculates two scores for all eligible securities, each based on its analysis of approved patents.
■
The first score is based on the number of patents a company has filed for a particular sub-theme relative to all the other sub-themes for which it has also filed patents (the “Pure Score”); and
■
The second score is measured by the number of patents the company has filed for a particular sub-theme relative to the total number of patents filed by all companies for the sub-theme (the “Contribution Score”).
Once the Pure and Contribution Scores are assigned, securities are divided into comparison groups based on a cross-section of market cap segments (large, mid and small) and sub-theme. Securities which are scored below specified thresholds, as well as securities with foreign ownership limits of less than 20%, will be excluded from consideration.
■
A third score is then calculated based on the number of sub-themes for which its issuing company has passed all of the eligibility criteria described above (the “Intensity Score”), with the score being higher for companies that have qualified in more sub-themes.
Securities remaining for potential inclusion are then divided into two security pools, Primary Subsector securities and Wildcard securities. All securities belonging to the following Primary Industry Classification Benchmark (“ICB;” a product of FTSE International Limited that is used under license by Nasdaq) Subsectors are identified as Primary Subsector securities: (i) Electronic Equipment: Gauges and Meters, (ii) Consumer Services: Misc., (iii) Media Agencies, (iv) Telecommunications Services, (v) Computer Services, (vi) Consumer Digital Services, (vii) Software, (viii) Computer Hardware, (ix) Semiconductors,
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and (x) Telecommunications Equipment. All other securities are identified as Wildcard securities. From these pools up to 100 securities are selected for inclusion in the Underlying Index, with Wildcard securities being limited to no more than five percent (rounded down to the nearest integer) of the number of securities in the Primary Subsector security pool.
From time to time, and depending on factors such as the market demand for technologies related to a particular sub- theme and corresponding changes in the number of patents relating to that sub-theme, the representation of the respective sub-themes in the Underlying Index will vary, and there is no assurance that all listed sub-themes will be represented at any given time. In addition, because inclusion in the Underlying Index is dependent primarily on a company’s Intensity Score (i.e., a measure of how many sub-themes a company has qualified for), it is possible that companies with larger market capitalizations (and therefore more capital to invest in research and development, including patent filings, across a broader product line) may be over-represented in the Underlying Index relative to those companies with smaller market capitalizations (and less capital to invest in research and development, and narrower product lines).
The Underlying Index is a modified float-adjusted company market capitalization-weighted index. This means that an index security’s’ weight is determined first by dividing its float-adjusted market capitalization (i.e., the security’s share price multiplied by the number of shares available for trading by the general public) by the total float-adjusted market capitalization of all index securities to arrive at an initial weight. Initial weights are then adjusted (modified), as necessary,so that no index security weight exceeds 4.5% at each semi-annual rebalancing.
Underlying Index – Maintenance. The Underlying Index is reconstituted semi-annually in January and July using data as of the end of November and May, respectively. The Underlying Index rebalances semi-annually in conjunction with each reconstitution, using data as of the end of December and June, respectively. Index reconstitutions and rebalancings become effective at the market open on the trading day following the third Friday of January and July. At each reconstitution, securities are evaluated using the eligibility and selection criteria described above and are added to or removed from the Underlying Index as dictated by such criteria. At each rebalancing, each security’s weight is re-calculated as described above, including application of the stated maximum weight cap. During the periods between these reconstitutions and rebalancings the Underlying Index may include securities that no longer meet the eligibility and selection requirements (and exclude securities that do meet the requirements), and individual security weights may exceed the 4.5% limit due to market movements.
The Fund’s Investment Strategy
The fund uses a full replication indexing strategy to seek to track the Underlying Index. As such, the fund invests directly in the component securities of the Underlying Index in substantially the same weightings in which they are represented in the Underlying Index. If it is not possible for the fund to acquire component securities due to limited availability or regulatory restrictions, the fund may use a representative sampling indexing strategy to seek to track the Underlying Index instead of a full replication indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield), and liquidity measures similar to those of the Underlying Index. The fund may or may not hold all of the securities in the Underlying Index when using a representative sampling indexing strategy. In addition, the fund may not hold all of the securities in the Underlying Index pursuant to the Advisor's controversial weapons policy, as described below.
In addition, subject to the limitations described below, an Underlying Index constituent security may be eliminated or excluded from the fund’s portfolio if it is issued by a “controversial weapons company” as determined under the Advisor’s controversial weapons policy (a “CW Company”). As a general matter, any company involved in the production of controversial weapons, the production of controversial weapons delivery devices and/or the deliberate and knowing production of primary key components of controversial weapons could be considered a CW Company under the policy. For example, a company involved with landmines, cluster munitions, biological weapons, chemical weapons or certain nuclear weapons could be considered a CW Company under the controversial weapons policy. A security issued by a CW Company (a “CW Security”) would only be eliminated or excluded from the fund’s portfolio if portfolio management determines that its elimination or exclusion would not materially affect the fund’s ability to track the Underlying Index. This materiality calculation involves quantifying the impact of removing or excluding the CW Security (or CW Securities, if more than one) on the forecasted tracking error of the fund’s holdings. If portfolio management determines that the CW Security (or CW Securities) may be eliminated or excluded from the fund’s portfolio, it will typically seek to minimize transaction costs by implementing the change when the Underlying Index rebalances. The Advisor’s identification and removal or exclusion of CW Securities is independent of the Underlying Index’s stated methodology and will not be reflected in the composition of the Underlying Index.
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The fund will invest at least 80% of its total assets (but typically far more) in component securities (including depositary receipts in respect of such securities) of the Underlying Index. Due to regulatory changes, effective June 11, 2026, the fund will replace the 80% investment policy and related disclosures set forth in this prospectus. Specifically, effective June 11, 2026, under normal circumstances, the fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in component securities (including depositary receipts in respect of such securities) of the Underlying Index. Derivative instruments that provide exposure to the investments above or exposure to one or more market risk factors associated with such investments are included in the fund’s 80% investment policy, consistent with the fund’s investment policies and limitations with respect to investments in derivatives. As of July 31, 2025, the Underlying Index consisted of 89 securities, with an average market capitalization of approximately $272.67 billion and a minimum market capitalization of approximately $1.12 billion, from issuers in the following countries (may reflect country of domicile): Canada, China, Finland, France, Germany, Israel, Japan, South Korea, Taiwan, the United Kingdom and the United States. As of July 31, 2025, the Underlying Index was substantially comprised of securities of issuers from the United States. The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of July 31, 2025, a significant percentage of the Underlying Index was comprised of issuers in the information technology and communication services sectors. The fund’s exposure to particular countries and sectors may change over time to correspond to changes in the Underlying Index.
Under normal circumstances, the Underlying Index is reconstituted and rebalanced semi-annually, effective at the market open on the trading day following the third Friday of January and July. The fund changes its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s reconstitution and rebalancing schedule will result in corresponding changes to the fund’s schedule of portfolio changes. Any changes made to the Underlying Index in between scheduled reconstitutions and rebalancings (e.g., in the event of a corporate action) also will result in corresponding changes to the fund’s portfolio.
The Underlying Index is sponsored by Nasdaq, which is independent of the fund and the Advisor. The Index Provider develops the Underlying Index methodology and determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. For additional details regarding the Underlying Index, including announcements and changes to the Underlying Index methodology, please see Nasdaq’s website (the website does not form part of this prospectus). The fund or securities referred to herein are not sponsored, endorsed, issued, sold or promoted by Nasdaq, and Nasdaq bears no liability with respect to the fund or securities or any index on which the fund or securities are based.
While the fund is currently classified as “non-diversified” under the Investment Company Act of 1940, it may operate as or become classified as “diversified” over time.
Derivatives. The fund may invest in derivatives, which are financial instruments whose performance is derived, at least in part, from the performance of an underlying asset, security or index. In particular, portfolio management may use futures contracts, stock index futures, options on futures, swap contracts and other types of derivatives in seeking performance that corresponds to the Underlying Index and will not use such instruments for speculative purposes.
Securities lending. The fund may lend securities (up to one-third of total assets) to approved institutions, such as registered broker-dealers, pooled investment vehicles, banks and other financial institutions. In connection with such loans, the fund receives liquid collateral in an amount that is based on the type and value of the securities being lent, with riskier securities generally requiring higher levels of collateral.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the section of this Prospectus entitled “Additional Information About Fund Strategies, Underlying Index Information and Risks” and in the Statement of Additional Information (“SAI”). An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Artificial intelligence and big data companies risk. Companies involved in artificial intelligence and big data represented in the Underlying Index face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. These companies may have limited product lines, markets, financial resources or personnel. The products of artificial intelligence and big data companies may face obsolescence due to rapid technological developments and frequent new product introduction, and such companies may face unpredictable changes in growth rates, competition for the services of qualified personnel and competition from foreign competitors with lower production costs. Securities of artificial intelligence and big data companies, especially smaller,
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start-up companies, tend to be more volatile than securities of companies that do not rely heavily on technology. Companies involved in artificial intelligence and big data are subject to risks of new technologies and competitive pressures and are heavily dependent on patents and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. There can be no assurance these companies will be able to successfully protect their intellectual property to prevent the misappropriation of their technology, or that competitors will not develop technology that is substantially similar or superior to such companies' technology. Such companies may engage in significant amounts of spending on research and development, and there is no guarantee that the products or services produced by these companies will be successful. Artificial intelligence and big data companies could face increasing regulatory scrutiny in the future, which may limit the development of some or all of these technologies and impede the growth of companies that develop and/or utilize those technologies. Similarly, the collection of data from consumers and other sources could face increased scrutiny as regulators consider how the data is collected, stored, safeguarded and used. Artificial intelligence and big data companies may face the risk of litigation, as well as regulatory fines and penalties, including potential forced break-ups, that could hinder the ability of the companies to operate on an ongoing basis. Additionally, these companies may be the target of cyber-attacks, which, if successful, could significantly or permanently damage a company's reputation, financial condition and ability to conduct business in the future. There is also the risk of trade agreements between countries that develop these technologies and countries in which customers of these technologies are based. Lack of resolution or potential imposition of trade tariffs may hinder on the companies' ability to successfully deploy their inventories. From time to time, and depending on factors such as the market demand for technologies related to a particular sub-theme and corresponding changes in the number of patents relating to that sub-theme, the representation of the respective sub-themes in the Underlying Index will vary, and there is no assurance that all listed sub-themes will be represented at any given time. In addition, because inclusion in the Underlying Index is dependent primarily on a company’s Intensity Score (i.e., a measure of how many sub-themes a company has qualified for), it is possible that companies with larger market capitalizations (and therefore more capital to invest in research and development, including patent filings, across a broader product line) may be over-represented in the Underlying Index relative to those companies with smaller market capitalizations (and less capital to invest in research and development, and narrower product lines). While the Underlying Index’s index construction methodology uses the number of patents filed as a measure of a company’s involvement in artificial intelligence and big data, the methodology does not seek to assess the value or merit of any particular patent. In addition, patents are not the sole method by which a company may be involved in, or stand to benefit from, gains in the areas of artificial intelligence and big data. Accordingly, the Underlying Index's methodology may not successfully identify those companies who will most benefit from or advance the applicable artificial intelligence and big data technologies.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. High market volatility may also result from significant shifts in momentum of one or more specific stocks due to unusual increases or decreases in trading activity. Momentum can change quickly, and securities subject to shifts in momentum may be more volatile than the market as a whole and returns on such securities may drop precipitously. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Market disruption risk. Economies and financial markets throughout the world have become increasingly interconnected, which has increased the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. This includes reliance on global supply chains that are susceptible to disruptions resulting from, among other things, war and other armed conflicts, tariffs, extreme weather events, and natural disasters. Such supply chain disruptions can lead to, and have led to, economic and market disruptions that have far-reaching effects on financial markets worldwide. The value of the fund’s investments may be negatively affected by adverse changes in overall economic or market conditions, such as the level of economic activity and productivity, unemployment and labor force participation rates, inflation or deflation (and expectations for inflation or deflation), interest rates, demand and supply for particular products or resources including labor, debt levels and credit ratings, and trade policies, among other factors. Such adverse conditions may contribute to an overall economic contraction across entire economies or markets, which may negatively impact the profitability of issuers operating in those economies
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or markets. In addition, geopolitical and other globally interconnected occurrences, including war, terrorism, economic uncertainty or financial crises, contagion, tariffs and trade disputes, government debt crises (including defaults or downgrades) or uncertainty about government debt payments, government shutdowns, public health crises, natural disasters, supply chain disruptions, climate change and related events or conditions, have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Adverse market conditions or disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by adverse market conditions or a particular market disruption, the duration and effects may not be the same for all types of assets.
Current military and other armed conflicts in various geographic regions, including those in Europe and the Middle East, can lead to, and have led to, economic and market disruptions, which may not be limited to the geographic region in which the conflict is occurring. Such conflicts can also result, and have resulted in some cases, in sanctions being levied by the United States, the European Union and/or other countries against countries or other actors involved in the conflict. In addition, such conflicts and related sanctions can adversely affect regional and global energy, commodities, financial and other markets and thus could affect the value of the fund's investments. The extent and duration of any military conflict, related sanctions and resulting economic and market disruptions are impossible to predict, but could be substantial.
Other market disruption events include pandemic spread of viruses, such as the novel coronavirus known as COVID-19, which have caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions, and may adversely affect the fund and its investments.
In addition, markets are becoming increasingly susceptible to disruption events resulting from the use of new and emerging technologies to engage in cyber-attacks or to take over the websites and/or social media accounts of companies, governmental entities or public officials, or to otherwise pose as or impersonate such, which then may be used to disseminate false or misleading information that can cause volatility in financial markets or for the securities of a particular company, group of companies, industry or other class of assets.
Adverse market conditions or particular market disruptions, such as those discussed above, may magnify the impact of each of the other risks described in this “MAIN
RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
Large-sized companies risk. Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies. During different market cycles, the performance of large-capitalization companies has trailed the overall performance of the broader securities markets.
Medium-sized company risk. Medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on medium-sized companies, since they lack the financial resources of larger companies. Medium-sized company stocks are typically less liquid than large company stocks.
Small-sized company risk. Small company stocks tend to be more volatile than medium-sized or large company stocks. Because stock analysts are less likely to follow small companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they may lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.
ESG investment strategy risk. The Underlying Index’s ESG methodology, and thus the fund’s investment strategy, limits the types and number of investment opportunities available to the fund and, as a result, the fund may underperform other funds that do not have an ESG focus. The Underlying Index’s ESG methodology may result in the fund investing in securities or industry sectors that underperform the market as a whole or underperform other funds screened for ESG standards. The ESG scores used in the Underlying Index’s ESG methodology are based on information that is publicly available and/or provided by the companies themselves or by third parties and such information may be unavailable or unreliable. Additionally, investors may differ in their interpretations of what constitutes positive or negative ESG characteristics of a company. For those reasons, the Index Provider may be unsuccessful in creating an index composed of companies that exhibit positive ESG characteristics. To the extent that circumstances change between the Underlying Index’s scheduled reconstitution dates, the Underlying Index may include, and the fund may hold for a period of time, securities of companies that do not align with the ESG criteria. The companies identified by the Index Provider as meeting the ESG criteria for the Underlying Index may not be the
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same companies selected by other index providers for other indices that use similar ESG criteria. The political environment can impact ESG investing both positively and negatively. Regulatory changes or interpretations regarding the definitions and/or use of ESG criteria could have a material adverse effect on the fund’s ability to invest in accordance with its investment policies and/or achieve its investment objective, as well as the ability of certain classes of investors to invest in funds following an ESG strategy such as the fund. For example, recent US state actions could prohibit certain state sponsored pension plans or investment funds from investing in certain funds that consider ESG factors.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss or recognize a gain that may be distributed to shareholders as a taxable distribution. This may be magnified in circumstances where redemptions from the fund may be higher than normal.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance. The fund may become more focused in particular industries, asset classes or sectors of the economy as a result of changes in the valuation of the fund’s investments or fluctuations in the fund’s assets, and the fund is not required to reduce such exposures under these circumstances.
Information technology sector risk. To the extent that the fund invests significantly in the information technology sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the information technology sector. Information technology companies are particularly vulnerable to government regulation and policies and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies also face competition for services of qualified personnel. Additionally, the products of information technology companies may face obsolescence due to rapid technological development and frequent new product introduction by competitors. Finally, information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.
Communication services sector risk. To the extent that the fund invests significantly in the communication services sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the communication services sector. Companies in the communication services sector can be adversely affected by, among other things, changes in government regulation and policies, intense competition, dependency on patent protection, equipment incompatibility, changing consumer preferences, technological obsolescence, and large capital expenditures and debt burdens.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments, as well as US and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the fund's foreign investments, prevent the fund from realizing the full value of its foreign investments or prevent the fund from selling foreign securities it holds. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. In addition, the fund may be limited in its ability to exercise its legal rights or enforce a counterparty's legal obligations in certain jurisdictions outside of the US. The foreign investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments. In addition, because non-US markets may be open on days when the fund does not price its shares, the value of the foreign securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
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Emerging market securities risk. The securities of issuers located in emerging markets tend to be more volatile and less liquid than securities of issuers located in more mature economies, and emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of issuers located or doing substantial business in emerging markets are often subject to rapid and large changes in price.
Depositary receipt risk. Depositary receipts involve similar risks to those associated with investments in securities of non-US issuers. Depositary receipts also may be less liquid than the underlying shares in their primary trading market. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.
Passive investing risk. Unlike a fund that is actively managed, in which portfolio management buys and sells securities based on research and analysis, the fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. Because the fund is designed to maintain a high level of exposure to the Underlying Index at all times, portfolio management generally will not buy or sell a security unless the security is added or removed, respectively, from the Underlying Index, and will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Index-related risk. The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. The Index Provider may cease publication of the Underlying Index or may terminate the license agreement allowing the fund to use the Underlying Index, either of which could have a material adverse effect on the fund. Market disruptions could cause delays in the Underlying Index’s reconstitution and rebalancing schedule. During any such delay, it is possible that the Underlying Index and, in turn, the fund will deviate from the Underlying Index’s stated methodology and therefore experience returns different than those that would have been achieved under a normal reconstitution and rebalancing schedule. Generally, the Index Provider does not provide any warranty, or accept any liability, with respect to the quality, accuracy or completeness of the Underlying Index or its related data, and does not guarantee that the Underlying Index will be in line with its stated methodology. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its stated methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. The Advisor may have limited ability to detect such errors and neither the Advisor nor its affiliates provide any warranty or guarantee against such errors. Therefore, the gains, losses or costs associated with the Index Provider’s errors will generally be borne by the fund and its shareholders.
Index-related risk may be higher for a fund that tracks an index comprised of, or an index that includes, foreign securities because regulatory and reporting requirements may differ from those in the US, resulting in a heightened risk of errors in the index data, index computation and/or index construction due to unreliable, outdated or unavailable information.
Tracking error risk. The fund may be subject to tracking error, which is the divergence of the fund’s performance from that of the Underlying Index. The performance of the fund may diverge from that of the Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when reconstituting or rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure in order to track the Underlying Index. Moreover, the use of a representative sampling investment approach (i.e., investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index) may cause the fund’s return to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to government imposed legal restrictions or limitations, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other reasons. To the extent the fund calculates its net asset value based on fair value prices and the value of the Underlying Index is based on market prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. Tracking error risk may be heightened during times of increased market volatility or other unusual market conditions. For tax purposes, the fund may sell certain securities, and such sale may cause the fund to recognize a taxable gain or a loss and deviate from the performance
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of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
Tracking error risk may be higher for funds that track indices with significant weight in foreign issuers, and in particular emerging markets issuers, than funds that do not track such indices. The fund may also experience operational delays in establishing the necessary accounts and required regulatory approvals to trade, which may delay the fund's ability to hold securities.
In addition, to the extent the Advisor eliminates a CW Security (or CW Securities, if more than one) from the fund's portfolio, the elimination or exclusion of the CW Security (or CW Securities) may inhibit the fund's ability to track the Underlying Index, potentially increasing tracking error. If the Advisor misjudges whether the elimination or exclusion of a CW Security (or CW Securities) from the fund’s portfolio will materially affect the fund’s ability to track the Underlying Index, the fund may be subject to additional tracking error.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from the NAV during periods of market volatility. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units (defined below), the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. If market makers exit the business or are unable to continue making markets in fund shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or other market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by the fund may be traded in markets that close at a different time than the exchange on which the fund’s shares trade. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. If the markets for the fund’s portfolio securities experience decreased liquidity, the trading markets for the fund’s shares may also become less liquid with corresponding widening in the bid-ask spreads and differences between the market price and NAV of the fund’s shares. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s market price. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund at NAV.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers, index provider or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ or index provider’s assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers or index provider may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers or index provider could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, index provider, fund counterparties, issuers of securities held by the fund or other market participants.
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Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as Authorized Participants (“APs”). Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described in the section of this Prospectus entitled “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Non-diversification risk. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.
Geographic focus risk. Focusing investments in a single country or few countries, or regions, involves increased political, regulatory and other risks. Market swings in such a targeted country, countries or regions are likely to have a greater effect on fund performance than they would in a more geographically diversified fund.
Derivatives risk. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Risks associated with derivatives may include the risk that the derivative is not well correlated with the underlying asset, security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation, which risk may be heightened in derivative transactions entered into “over-the-counter” (i.e., not on an exchange or contract market); and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund’s exposure to the market and magnify potential losses.
Futures risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return and the potential loss from futures can exceed the fund’s initial investment in such contracts.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. A delay in the recovery of loaned securities could interfere with the fund’s ability to vote proxies or settle transactions. Delayed settlement may limit the ability of the fund to reinvest the proceeds of a sale of securities or prevent the fund from selling securities at times that may be appropriate to track the Underlying Index. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities, or a decline in the value of any investments made with cash collateral or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the securities.
Past Performance
Since the fund commenced operations on August 2, 2024, performance information is not available for a full calendar year.
Once available, the fund’s performance information will be accessible on the fund’s website at Xtrackers.com (the website does not form a part of this prospectus) and will provide some indication of the risks of investing in the fund by showing changes in the fund’s performance and by showing how the fund’s returns compare with those of a broad measure of market performance. Past performance may not indicate future results.
Management
Investment Advisor
DBX Advisors LLC
Portfolio Managers
Patrick Dwyer, Vice President of DBX Advisors LLC, Director and Senior Portfolio Engineer & Team Lead, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2024.
Shlomo Bassous, Vice President of DBX Advisors LLC and Senior Portfolio Engineer, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2024.
Ashif Shaikh, Vice President of DBX Advisors LLC, Vice President and Portfolio Engineer, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2024.
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Daniel Park, Vice President of DBX Advisors LLC, Vice President and Portfolio Engineer, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2024.
Purchase and Sale of Fund Shares
The fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual fund shares may only be purchased and sold through a brokerage firm. The price of fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The fund will only issue or redeem shares that have been aggregated into blocks of 10,000 shares or multiples thereof (“Creation Units”) to APs who have entered into agreements with ALPS Distributors, Inc., the fund’s distributor. You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) when buying or selling shares (the “bid-ask spread”). Information on the fund’s net asset value, market price, premiums and discounts and bid-ask spreads may be found at Xtrackers.com (the website does not form a part of this prospectus).
Tax Information
The fund's distributions are generally taxable to you as ordinary income or capital gains, except when you are tax-exempt or when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. Any withdrawals you make from such tax-advantaged investment plans, however, may be taxable to you.
Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Fund Details
Additional Information About Fund Strategies, Underlying Index Information and Risks
Xtrackers US Green Infrastructure Select Equity ETF
Investment Objective
The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the Solactive United States Green Infrastructure ESG Screened Index.
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Solactive United States Green Infrastructure ESG Screened Index (the “Underlying Index”), which is comprised of companies that have business exposure in the production, generation, or distribution of green energy or are engaged in the establishment of a sustainable infrastructure to enable the use of renewable energy and that fulfill certain sustainability criteria. Under normal circumstances, the Underlying Index is reconstituted quarterly. The fund changes its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s reconstitution schedule will result in corresponding changes to the fund’s schedule of portfolio changes. Any changes made to the Underlying Index in between scheduled reconstitutions (e.g., in the event of a corporate action) also will result in corresponding changes to the fund’s portfolio.
In constructing the Underlying Index, Solactive AG (“Solactive” or the “Index Provider”) begins with the parent index, the Solactive GBS United States All Cap Index PR (the “Parent Index”), which is designed to track the performance of approximately 100% of the free-float equity market capitalization (i.e., the amount of outstanding shares available for trading by the general public without restriction) in the United States. From the Parent Index, Solactive seeks to identify only those companies that meet the following criteria. Companies must:
i.
Be headquartered in the United States;
ii.
Have a free-float market capitalization of at least $100 million;
iii.
Have a minimum average daily value traded of at least $1 million over 1 month and 6 month time periods; and
iv.
Have business exposure in the production, generation, or distribution of green energy or be engaged in the establishment of a sustainable infrastructure to enable the use of renewable energy. This includes the following industries: green mobility (e.g., electric or alternative fuel vehicle manufacturing, charging stations or battery manufacturing), green fuel, green energy, green wholesale power, environmental services and pollution control, as classified by the FactSet Revere Business Industry Classification System (RBICS). FactSet determines business exposure by analyzing revenue streams of companies and classifying them by the industry where they generate the majority of their revenue.
From the companies that meet the above criteria, Solactive uses data from Sustainalytics, a global leader in sustainability research and analysis, to evaluate each company with respect to each of the sustainability criteria described below. Companies are excluded from the Underlying Index if they are determined by Sustainalytics:
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To be “non-compliant” with the principles of the United Nations Global Compact (“UNGC”). A company is determined to be “non-compliant” if it does not act in accordance with the UNGC principles and their associated standards, conventions, and treaties. Sustainalytics analyzes news reports and other publicly available information to assess a company’s compliance with the normative principles of the UNGC – human rights, labor rights, the environment, and anti-corruption.
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To have an environmental, social and governance (“ESG”) risk score of 40 or higher.
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To have involvement in controversial weapons (i.e., chemical biological or nuclear weapons, depleted uranium, cluster munitions and anti-personnel mines), the manufacture of tobacco products, or the manufacture and sale of assault weapons and/or small arms (non-assault weapons) to civilian customers.
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To derive a specified percentage of revenues from or have a specified ownership interest in another company involved in, as applicable, certain business activities in one the following sectors: tobacco, thermal coal, oil and gas, or conventional weapons.
Sustainalytics reviews publicly available information to determine whether a company is involved in controversial weapons or derives a specified percentage of revenues from or has a specified ownership interest in one of the above sectors.
From the remaining companies that meet the above criteria, Solactive selects the top 50 securities with the highest free-float market capitalization for inclusion in the Underlying Index with a maximum of 10 securities per industry category. If less than 50 companies meet the above criteria, all such securities will be included in the Underlying Index, with a maximum of 10 securities per industry category. Each constituent of the Underlying Index is assigned an equal weight.
The fund uses a full replication indexing strategy to seek to track the Underlying Index. As such, the fund invests directly in the component securities of the Underlying Index in substantially the same weightings in which they are represented in the Underlying Index. If it is not possible for the fund to acquire component securities due to limited availability or regulatory restrictions, the fund may use a representative sampling indexing strategy to seek to track the Underlying Index instead of a full replication indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield), and liquidity measures similar to those of the Underlying Index. The fund may or may not hold all of the securities in the Underlying Index when using a representative sampling indexing strategy.
The fund will invest at least 80% of its total assets (but typically far more) in component securities (including depositary receipts in respect of such securities) of the Underlying Index. Due to regulatory changes, effective June 11, 2026, the fund will replace this 80% investment policy and related disclosures set forth in this prospectus. Specifically, effective June 11, 2026, under normal circumstances, the fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in component securities of the Underlying Index. Derivative instruments that provide exposure to the investments above or exposure to one or more market risk factors associated with such investments are included in the fund’s 80% investment policy, consistent with the fund’s investment policies and limitations with respect to investments in derivatives. In addition, the fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities issued by US companies that are classified as “green infrastructure companies” based on the Underlying Index’s criteria as summarized in this Prospectus. The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated.
As of July 31, 2025, the Underlying Index consisted of 41 securities, with an average market capitalization of approximately $46 billion and a minimum market capitalization of approximately $210 million. As of July 31, 2025, a significant percentage of the Underlying Index was comprised of issuers in the industrials sector. The fund’s exposure to particular sectors may change over time to correspond to changes in the Underlying Index.
While the fund is currently classified as “non-diversified” under the Investment Company Act of 1940, it may operate as or become classified as “diversified” over time.
The fund or securities referred to herein are not sponsored, endorsed, issued, sold or promoted by Solactive, and Solactive bears no liability with respect to the fund or securities or any index on which the fund or securities are based.
Derivatives. The fund may invest in derivatives, which are financial instruments whose performance is derived, at least in part, from the performance of an underlying asset, security or index. In particular, portfolio management generally may use futures contracts, stock index futures, options on futures, swap contracts and other types of derivatives in seeking performance that corresponds to the Underlying Index and will not use such instruments for speculative purposes. A futures contract is a standardized exchange-traded agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time.
Securities lending. The fund may lend securities (up to one-third of total assets) to approved institutions, such as registered broker-dealers, pooled investment vehicles, banks and other financial institutions. In connection with such loans, the fund receives liquid collateral in an amount that is based on the type and value of the securities being lent, with riskier securities generally requiring higher levels of collateral.
Underlying Index Information
Solactive United States Green Infrastructure ESG Screened Index
Index Description. The Solactive United States Green Infrastructure ESG Screened Index seeks to provide exposure to companies that have business exposure in the production, generation, or distribution of green energy or are engaged in the establishment of a sustainable infrastructure to enable the use of renewable energy and that fulfill certain sustainability criteria.
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Fund Details

Defining the Equity Universe. In constructing the Underlying Index, Solactive begins with the parent index, the Solactive GBS United States All Cap Index PR (the “Parent Index”), which is designed to track the performance of approximately 100% of the free-float equity market capitalization (i.e., the amount of outstanding shares available for trading by the general public without restriction) in the United States. From the Parent Index, Solactive seeks to identify only those companies that meet the following criteria. Companies must:
i.
Be headquartered in the United States;
ii.
Have a free-float market capitalization of at least $100 million;
iii.
Have a minimum average daily value traded of at least $1 million over 1 month and 6 month time periods; and
iv.
Have business exposure in the production, generation, or distribution of green energy or be engaged in the establishment of a sustainable infrastructure to enable the use of renewable energy. This includes the following industries: green mobility (e.g., electric or alternative fuel vehicle manufacturing, charging stations or battery manufacturing), green fuel, green energy, green wholesale power, environmental services and pollution control, as classified by the FactSet Revere Business Industry Classification System (RBICS). FactSet determines business exposure by analyzing revenue streams of companies and classifying them by the industry where they generate the majority of their revenue.
Underlying Index — ESG Screening Methodology. From the universe of companies selected pursuant to the above criteria, Solactive uses data from Sustainalytics, a global leader in sustainability research and analysis, to evaluate each company with respect to each of the sustainability criteria described below. Companies are excluded from the Underlying Index if they:
■
Are determined by Sustainalytics to be “non-compliant” with the principles of the United Nations Global Compact (“UNGC”). A company is determined to be “non- compliant” if it does not act in accordance with the UNGC principles and their associated standards, conventions, and treaties. Sustainalytics analyzes news reports and other publicly available information to assess a company’s compliance with the normative principles of the UNGC — human rights, labor rights, the environment, and anti-corruption. Sustainalytics analyzes any identified company incidents against these international standards to determine the severity of impacts on stakeholders and the environment, company accountability and company management response. Based on these ongoing assessments, companies are assigned a “non-compliant,”“watchlist” or “compliant” status.
The UNGC’s ten principles are (i) businesses should support and respect the protection of internationally proclaimed human rights; (ii) businesses should make sure that they are not complicit in human rights abuses; (iii) businesses should uphold the freedom of association and the effective recognition of the right to collective bargaining; (iv) businesses should uphold the elimination of all forms of forced and compulsory labor; (v) businesses should uphold the effective abolition of child labor; (vi) businesses should uphold the elimination of discrimination in respect of employment and occupation; (vii) businesses should support a precautionary approach to environmental challenges; (viii) businesses should undertake initiatives to promote greater environmental responsibility; (ix) businesses should encourage the development and diffusion of environmentally friendly technologies; and (x) businesses should work against corruption in all its forms, including extortion and bribery.
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Are determined by Sustainalytics to have an ESG risk score of 40 or higher. Sustainalytics’ ESG risk scores measure a company’s exposure to industry-specific material ESG risks and how well a company is managing those risks. This is done through a framework that examines a company’s (i) total exposure to material ESG issues; (ii) what portion of ESG risk could be manageable through programs and policies; (iii) what portion of ESG risk is considered to be unmanageable; (iv) what portion of ESG risk is actually managed; (v) the gap between manageable risk that is managed and not managed; and (vi) the total unmanaged risk (both manageable and unmanageable) a company has for each material ESG issue. The ESG risk scores are categorized across five risk levels: negligible (0-10), low (10-20), medium (20-30), high (30-40) and severe (40+).
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Are determined by Sustainalytics, based on review of publicly available information, to engage in any of the following business activities:
i.
Engage in the business of controversial weapons (cluster weapons, landmines (anti-personnel mines), biological or chemical weapons, depleted uranium weapons, white phosphorous weapons, nuclear weapons) or hold a 10% or higher stake in a company involved in this activity. This exclusion applies to companies that are involved in core weapon systems or components/services of core weapon systems that are considered tailor-made and essential for the lethal use of the weapon.
ii.
Manufacture tobacco products or hold a 10% or higher stake in a company involved in this activity; or derive 5% or more of their revenue from (i) supplying tobacco-related products and services or (ii) the distribution and/or retail sale of tobacco products.
iii.
Derive 5% or more of their revenue from the extraction of thermal coal or hold a 10% or higher stake
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Fund Details

in a company involved in this activity; or derive 5% or more of their revenue from the generation of electricity from thermal coal.
iv.
Derive 5% or more of their revenue from the extraction of oil sands or hold a 10% or higher stake in a company involved in this activity.
v.
Manufacture and sell assault weapons and/or small arms (non-assault weapons) to civilian customers; or derive 5% or more of their revenue from (i) the distribution and/or retail sale of assault weapons or small arms; (ii) the manufacture and sale of assault weapons and/or small arms to military/law enforcement; or (iii) the manufacture and sale of key components of small arms; or (iv) the manufacture of military weapons systems and/or integral, tailor-made components of these weapons.
vi.
Derive 10% or more of their revenues from (i) the manufacture of military weapon systems and/or integral, tailor-made components of these weapons; (ii) the provision of tailor-made products and/or services that support military weapons; (iii) the provision of non-weapons related tailor-made products and/or services to the military or defense industry; (iv) the manufacture and sale of assault weapons and/or small arms to civilian customers and/or military/law enforcement; (v) the distribution and/or retail sale of assault weapons and/or small arms; or (vi) the manufacture and sale of key components of small arms.
Companies without Sustainalytics coverage are ineligible for Underlying Index inclusion until they receive such coverage.
Underlying Index — Company Selection and Constituent Weighting Methodology. From the remaining companies that meet the above criteria, Solactive selects the top 50 securities with the highest free-float market capitalization for inclusion in the Underlying Index with a maximum of 10 securities per industry category. If less than 50 companies meet the above criteria, all such securities will be included in the Underlying Index, with a maximum of 10 securities per industry category. The selection of the constituents of the Underlying Index is fully rule-based and Solactive cannot make any discretionary decisions. Each constituent of the Underlying Index is assigned an equal weight.
Maintaining the Underlying Index. Under normal circumstances, the Underlying Index is reconstituted quarterly. The fund changes its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s reconstitution schedule will result in corresponding changes to the fund’s schedule of portfolio changes. Any changes made to the Underlying Index in between scheduled reconstitutions (e.g., in the event of a corporate action) also will result in corresponding changes to the fund’s portfolio. The Underlying Index is not subject to extraordinary rebalances.
During extraordinary market conditions, the Index Provider may delay any scheduled reconstitution of the Underlying Index. During any such delay it is possible that the Underlying Index will deviate from the Underlying Index’s stated methodology.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Green infrastructure companies risk. The fund will be sensitive to, and its performance will depend to a great extent on, the overall condition of the green infrastructure companies. These investments are considered to be speculative and are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and potential illiquidity. Green infrastructure-related companies are subject to a variety of factors that may adversely affect their business or operations including high interest costs, costs associated with compliance with and changes in environmental and other regulations, zoning laws, difficulty in raising capital, increased competition, uncertainty concerning the availability of energy, including renewable energy, at reasonable prices, economic conditions and world events, taxation, real estate values, overbuilding and labor relations. Infrastructure-related securities may be issued by companies that are highly leveraged, less creditworthy or financially distressed. The fund’s investments may be dependent on supportive government policies, including tax incentives and subsidies, and the support for such policies may fluctuate over time.
Green energy companies risk. The fund will be sensitive to, and its performance will depend to a greater extent on, the overall condition of green energy companies. Renewable energy companies may be significantly affected by the competition from new and existing market entrants, obsolescence of technology, short product cycles, production spending, varying prices and profits, commodity price volatility, changes in exchange rates, imposition of import controls or tariffs, depletion of resources, seasonal weather conditions, technological developments and general economic conditions, market sentiment, fluctuations in energy prices and supply and demand of renewable energy fuels, fluctuations in the price of oil and gas, energy conservation efforts, the success of exploration projects, tax and other government regulations (such
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as incentives and subsidies) and international political events. Additionally, adverse weather conditions may cause fluctuations in renewable energy generation and adversely affect the cash flows associated with these assets.
Further, renewable energy companies may be subject to risks associated with hazardous materials and can be significantly and adversely affected by legislation resulting in more strict government regulations and enforcement policies and specific expenditures for environmental cleanup efforts. There are also risks associated with a failure to enforce environmental law. If the government reduces environmental regulations or their enforcement, companies that produce products designed to provide a clean environment are less likely to prosper. Renewable energy companies may be more volatile than companies operating in more established industries. If government subsidies and incentives for renewable energy sources are reduced or eliminated, the demand for renewable energy may decline and cause corresponding declines in the revenues and profits of renewable energy companies. In addition, changes in government policies towards renewable energy technology also may have an adverse effect on the fund’s performance. Furthermore, the fund may invest in the shares of companies with a limited operating history, some of which may never have operated profitably. Investment in young companies with a short operating history is generally riskier than investing in companies with a longer operating history. The fund will carry greater risk and may be more volatile than a portfolio composed of securities issued by companies operating in a wide variety of different or more established industries. This industry is relatively nascent and under-researched in comparison to more established and mature sectors, and should therefore be regarded as having greater investment risk.
Green investing strategy risk. The Underlying Index’s green investing focus could cause the fund to perform differently compared to funds that do not have a sustainability focus. The Underlying Index’s green investing focus may result in the fund investing in securities or industry sectors that underperform other securities or underperform the market as a whole. The companies included in the Underlying Index may differ from companies included in other indices that use similar sustainability screens. The fund is also subject to the risk that the companies identified by the Index Provider do not operate as expected when addressing sustainability issues. Regulatory changes or interpretations regarding the definitions and/or use of green criteria could have a material adverse effect on the fund’s ability to implement its green strategy.
Environmental services industry risk. The fund will be sensitive to, and its performance may depend to a greater extent on, the overall condition of the environmental services industry. Companies in the environmental services industry are engaged in a variety of activities related to environmental services and consumer and industrial waste management. These companies may be adversely affected by a decrease in demand for waste disposal, removal or storage of industrial by-products, and the management of associated resources. Competitive pressures may have a significant effect on the financial condition of such companies. These prices may fluctuate substantially over short periods of time so the fund may be more volatile than other types of investments. Environmental services companies must comply with various regulations and the terms of their operating permits and licenses. Failure to comply with or to renew permits and licenses or changes in government regulations can adversely impact their operations. Waste management companies are also affected by demand cycles, world events, increased outsourcing and economic conditions. In addition, these companies are subject to liability for environmental damage claims.
ESG investment strategy risk. The Underlying Index’s ESG methodology, and thus the fund’s investment strategy, limits the types and number of investment opportunities available to the fund and, as a result, the fund may underperform other funds that do not have an ESG focus. The Underlying Index’s ESG methodology may result in the fund investing in securities or industry sectors that underperform the market as a whole or underperform other funds screened for ESG standards. The ESG scores used in the Underlying Index’s ESG methodology are based on information that is publicly available and/or provided by the companies themselves or by third parties and such information may be unavailable or unreliable. Additionally, investors may differ in their interpretations of what constitutes positive or negative ESG characteristics of a company. For those reasons, the Index Provider may be unsuccessful in creating an index composed of companies that exhibit positive ESG characteristics. To the extent that circumstances change between the Underlying Index’s scheduled reconstitution dates, the Underlying Index may include, and the fund may hold for a period of time, securities of companies that do not align with the ESG criteria. The companies identified by the Index Provider as meeting the ESG criteria for the Underlying Index may not be the same companies selected by other index providers for other indices that use similar ESG criteria. The political environment can impact ESG investing both positively and negatively. Regulatory changes or interpretations regarding the definitions and/or use of ESG criteria could have a material adverse effect on the fund’s ability to invest in accordance with its investment policies and/or achieve its investment objective, as well as the ability of certain classes of investors to invest in funds following an ESG strategy such as the fund. For example, recent US state actions could prohibit certain state sponsored pension plans or investment funds from investing in certain funds that consider ESG factors.
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Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. High market volatility may also result from significant shifts in momentum of one or more specific stocks due to unusual increases or decreases in trading activity. Momentum can change quickly, and securities subject to shifts in momentum may be more volatile than the market as a whole and returns on such securities may drop precipitously. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Market disruption risk. Economies and financial markets throughout the world have become increasingly interconnected, which has increased the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. This includes reliance on global supply chains that are susceptible to disruptions resulting from, among other things, war and other armed conflicts, tariffs, extreme weather events, and natural disasters. Such supply chain disruptions can lead to, and have led to, economic and market disruptions that have far-reaching effects on financial markets worldwide. The value of the fund’s investments may be negatively affected by adverse changes in overall economic or market conditions, such as the level of economic activity and productivity, unemployment and labor force participation rates, inflation or deflation (and expectations for inflation or deflation), interest rates, demand and supply for particular products or resources including labor, debt levels and credit ratings, and trade policies, among other factors. Such adverse conditions may contribute to an overall economic contraction across entire economies or markets, which may negatively impact the profitability of issuers operating in those economies or markets. In addition, geopolitical and other globally interconnected occurrences, including war, terrorism, economic uncertainty or financial crises, contagion, tariffs and trade disputes, government debt crises (including defaults or downgrades) or uncertainty about government debt payments, government shutdowns, public health crises, natural disasters, supply chain disruptions, climate change and related events or conditions, have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Adverse market conditions or disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by adverse market conditions or a particular market disruption, the duration and effects may not be the same for all types of assets.
Current military and other armed conflicts in various geographic regions, including those in Europe and the Middle East, can lead to, and have led to, economic and market disruptions, which may not be limited to the geographic region in which the conflict is occurring. Such conflicts can also result, and have resulted in some cases, in sanctions being levied by the United States, the European Union and/or other countries against countries or other actors involved in the conflict. In addition, such conflicts and related sanctions can adversely affect regional and global energy, commodities, financial and other markets and thus could affect the value of the fund's investments. The extent and duration of any military conflict, related sanctions and resulting economic and market disruptions are impossible to predict, but could be substantial.
Other market disruption events include pandemic spread of viruses, such as the novel coronavirus known as COVID-19, which have caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions, and may adversely affect the fund and its investments.
In addition, markets are becoming increasingly susceptible to disruption events resulting from the use of new and emerging technologies to engage in cyber-attacks or to take over the websites and/or social media accounts of companies, governmental entities or public officials, or to otherwise pose as or impersonate such, which then may be used to disseminate false or misleading information that can cause volatility in financial markets or for the securities of a particular company, group of companies, industry or other class of assets.
Adverse market conditions or particular market disruptions, such as those discussed above, may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
Small-sized company risk. Small company stocks tend to be more volatile than medium-sized or large company stocks. Because stock analysts are less likely to follow small companies, less information about them is available to investors. Industry-wide reversals may have a greater
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impact on small companies, since they may lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.
Medium-sized company risk. Medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on medium-sized companies, since they lack the financial resources of larger companies. Medium-sized company stocks are typically less liquid than large company stocks.
Large-sized companies risk. Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies. During different market cycles, the performance of large-capitalization companies has trailed the overall performance of the broader securities markets.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss or recognize a gain that may be distributed to shareholders as a taxable distribution. This may be magnified in circumstances where redemptions from the fund may be higher than normal.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance. The fund may become more focused in particular industries, asset classes or sectors of the economy as a result of changes in the valuation of the fund’s investments or fluctuations in the fund’s assets, and the fund is not required to reduce such exposures under these circumstances.
Industrials sector risk. To the extent that the fund invests significantly in the industrials sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the industrials sector. Companies in the industrials sector may be adversely affected by changes in government regulation, tariffs and trade policy, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.
Passive investing risk. Unlike a fund that is actively managed, in which portfolio management buys and sells securities based on research and analysis, the fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. Because the fund is designed to maintain a high level of exposure to the Underlying Index at all times, portfolio management generally will not buy or sell a security unless the security is added or removed, respectively, from the Underlying Index, and will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Index-related risk. The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. The Index Provider may cease publication of the Underlying Index or may terminate the license agreement allowing the fund to use the Underlying Index, either of which could have a material adverse effect on the fund. Market disruptions could cause delays in the Underlying Index’s reconstitution and rebalancing schedule. During any such delay, it is possible that the Underlying Index and, in turn, the fund will deviate from the Underlying Index’s stated methodology and therefore experience returns different than those that would have been achieved under a normal reconstitution and rebalancing schedule. Generally, the Index Provider does not provide any warranty, or accept any liability, with respect to the quality, accuracy or completeness of the Underlying Index or its related data, and does not guarantee that the Underlying Index will be in line with its stated methodology. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its stated methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. The Advisor may have limited ability to detect such errors and neither the Advisor nor its affiliates provide any warranty or guarantee against such errors. Therefore, the gains, losses or costs associated with the Index Provider’s errors will generally be borne by the fund and its shareholders.
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Tracking error risk. The fund may be subject to tracking error, which is the divergence of the fund’s performance from that of the Underlying Index. The performance of the fund may diverge from that of the Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when reconstituting or rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure in order to track the Underlying Index. Moreover, the use of a representative sampling investment approach (i.e., investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index) may cause the fund’s return to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to government imposed legal restrictions or limitations, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other reasons. To the extent the fund calculates its net asset value based on fair value prices and the value of the Underlying Index is based on market prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. Tracking error risk may be heightened during times of increased market volatility or other unusual market conditions. For tax purposes, the fund may sell certain securities, and such sale may cause the fund to recognize a taxable gain or a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
The need to comply with the tax diversification and other requirements of the Internal Revenue Code of 1986, as amended, relating to regulated investment companies, may also impact the fund’s ability to replicate the performance of the Underlying Index. In addition, if the fund holds other instruments that are not included in the Underlying Index, the fund’s return may not correlate as well with the returns of the Underlying Index as would be the case if the fund purchased all the securities in the Underlying Index directly. Actions taken in response to proposed corporate actions could result in increased tracking error.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from the NAV during periods of market volatility. Differences between secondary market prices and the value of the fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities held by the fund at a particular time. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. In addition, there may be times when the market price and the value of the fund’s holdings vary significantly and you may pay more than the value of the fund’s holdings when buying shares on the secondary market, and you may receive less than the value of the fund’s holdings when you sell those shares. While the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or other market participants, or during periods of significant market volatility, may result in trading prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. If market makers exit the business or are unable to continue making markets in fund’s shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). The market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialist, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that shares may trade at a discount to the fund’s NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares. There are various methods by which investors can purchase and sell shares of the fund and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the fund.
In addition, the securities held by the fund may be traded in markets that close at a different time than the exchange on which the fund’s shares trade. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when an exchange is open but after the applicable market closing, fixing or settlement
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times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. More generally, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s market price. The bid-ask spread varies over time for shares of the fund based on the fund’s trading volume and market liquidity, and is generally lower if the fund has substantial trading volume and market liquidity, and higher if the fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The fund’s bid-ask spread may also be impacted by the liquidity of the underlying securities held by the fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities. If the markets for the fund’s portfolio securities experience decreased liquidity, the trading markets for the fund’s shares may also become less liquid with corresponding widening in the bid-ask spreads and differences between the market price and NAV of the fund’s shares. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund at NAV. In addition, transactions by large shareholders may account for a large percentage of the trading volume on an exchange and may, therefore, have a material effect on the market price of the fund’s shares.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers, index provider or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ or index provider’s assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers or index provider may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers or index provider could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, index provider, fund counterparties, issuers of securities held by the fund or other market participants.
Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of the fund’s service providers, index provider or counterparties, issuers of securities held by the fund or other market participants or data within them. In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data.
Cyber-attacks, disruptions, or failures may adversely affect the fund and its shareholders or cause reputational damage and subject the fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. In addition, cyber-attacks, disruptions, or failures involving a fund counterparty could affect such counterparty’s ability to meet its obligations to the fund, which may result in losses to the fund and its shareholders. Similar types of operational and technology risks are also present for issuers of securities held by the fund, which could have material adverse consequences for such issuers, and may cause the fund’s investments to lose value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.
For example, the fund relies on various sources to calculate its NAV. Therefore, the fund is subject to certain operational risks associated with reliance on third party service providers and data sources. NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of the fund’s NAV and/or the inability to calculate NAV over extended time periods. The fund may be unable to recover any losses associated with such failures.
Non-diversification risk. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in
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securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as Authorized Participants (“APs”). Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described in the section of this Prospectus entitled “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Geographic focus risk. Focusing investments in a single country or few countries, or regions, involves increased political, regulatory and other risks. Market swings in such a targeted country, countries or regions are likely to have a greater effect on fund performance than they would in a more geographically diversified fund.
Derivatives risk. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Risks associated with derivatives may include the risk that the derivative is not well correlated with the underlying asset, security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation, which risk may be heightened in derivative transactions entered into “over-the-counter” (i.e., not on an exchange or contract market); and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund’s exposure to the market and magnify potential losses.
There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.
Futures risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return and the potential loss from futures can exceed the fund’s initial investment in such contracts.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. A delay in the recovery of loaned securities could interfere with the fund’s ability to vote proxies or settle transactions. Delayed settlement may limit the ability of the fund to reinvest the proceeds of a sale of securities or prevent the fund from selling securities at times that may be appropriate to track the Underlying Index. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities, or a decline in the value of any investments made with cash collateral or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the securities.
Xtrackers Cybersecurity Select Equity ETF
Investment Objective
The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the Solactive Cyber Security ESG Screened Index.
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Solactive Cyber Security ESG Screened Index (the “Underlying Index”), which is comprised of companies that have business operations in the field of cybersecurity and that fulfill certain sustainability criteria. Under normal circumstances, the Underlying Index is reconstituted quarterly. The fund changes its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s reconstitution schedule will result in corresponding changes to the fund’s schedule of portfolio changes. Any changes made to the Underlying Index in between scheduled reconstitutions (e.g., in the event of a corporate action) also will result in corresponding changes to the fund’s portfolio.
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In constructing the Underlying Index, Solactive AG (“Solactive” or the “Index Provider”) begins with the parent index, the Solactive GBS Global Markets All Cap USD Index PR (the “Parent Index”), which is designed to track the performance of approximately 100% of the free-float equity market capitalization (i.e., the amount of outstanding shares available for trading by the general public without restriction) in global markets. From the Parent Index, Solactive seeks to identify only those companies that meet the following criteria. Companies must:
i.
Not be listed on an exchange in China, Egypt, India, Pakistan, or Russia;
ii.
Have a free-float market capitalization of at least $100 million;
iii.
Have a minimum average daily value traded of at least $1 million over 1 month and 6 month time periods; and
iv.
Have business operations in the field of cybersecurity. This includes, among others, the following subindustries: carrier edge network management equipment, customer premises network security equipment, colocation and data center services, government IT services, network security access policy software and network security software, as classified by the FactSet Revere Business Industry Classification System (RBICS). FactSet determines business exposure by analyzing revenue streams of companies and classifying them by the industry where they generate the majority of their revenue.
From the companies that meet the above criteria, Solactive uses data from Sustainalytics, a global leader in sustainability research and analysis, to evaluate each company with respect to each of the sustainability criteria described below. Companies are excluded from the Underlying Index if they are determined by Sustainalytics:
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To be “non-compliant” with the principles of the United Nations Global Compact (“UNGC”). A company is determined to be “non-compliant” if it does not act in accordance with the UNGC principles and their associated standards, conventions, and treaties. Sustainalytics analyzes news reports and other publicly available information to assess a company’s compliance with the normative principles of the UNGC – human rights, labor rights, the environment, and anti-corruption.
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To have an environmental, social and governance (“ESG”) risk score of 40 or higher.
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To have involvement in controversial weapons (i.e., chemical biological or nuclear weapons, depleted uranium, cluster munitions and anti-personnel mines), the manufacture of tobacco products, or the manufacture and sale of assault weapons and/or small arms (non-assault weapons) to civilian customers.
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To derive a specified percentage of revenues from or have a specified ownership interest in another company involved in, as applicable, certain business activities in one the following sectors: tobacco, thermal coal, oil and gas, or conventional weapons.
Sustainalytics reviews publicly available information to determine whether a company is involved in controversial weapons or derives a specified percentage of revenues from or has a specified ownership interest in one of the above sectors.
From the remaining companies that meet the above criteria, Solactive first ranks the remaining companies based on their free-float market capitalization and then selects the top 50 securities in the “pure play” category. If less than 50 companies meet the above criteria, Solactive selects securities from two other categories in a specified order and if there are still less than 50 companies, securities that meet the screening criteria described above will be included based on the highest free-float market capitalization. Each constituent of the Underlying Index is weighted according to their free-float market capitalization, subject to a maximum weight of 4.5% for any one company in the Underlying Index.
The fund uses a full replication indexing strategy to seek to track the Underlying Index. As such, the fund invests directly in the component securities of the Underlying Index in substantially the same weightings in which they are represented in the Underlying Index. If it is not possible for the fund to acquire component securities due to limited availability or regulatory restrictions, the fund may use a representative sampling indexing strategy to seek to track the Underlying Index instead of a full replication indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield), and liquidity measures similar to those of the Underlying Index. The fund may or may not hold all of the securities in the Underlying Index when using a representative sampling indexing strategy.
The fund will invest at least 80% of its total assets (but typically far more) in component securities (including depositary receipts in respect of such securities) of the Underlying Index. Due to regulatory changes, effective June 11, 2026, the fund will replace this 80% investment policy and related disclosures set forth in this prospectus. Specifically, effective June 11, 2026, under normal circumstances, the fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in component securities of the Underlying Index. Derivative instruments that provide exposure to the investments above or exposure to one or more market
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risk factors associated with such investments are included in the fund’s 80% investment policy, consistent with the fund’s investment policies and limitations with respect to investments in derivatives. In addition, the fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of cybersecurity-related companies. The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of July 31, 2025, a significant percentage of the Underlying Index was comprised of issuers in the information technology sector.
As of July 31, 2025, the Underlying Index consisted of 49 securities, with an average market capitalization of approximately $13.35 billion and a minimum market capitalization of approximately $365 million, from issuers in the following countries (may reflect country of domicile): Australia, Canada, China, Denmark, Finland, Germany, Hong Kong, Israel, Japan, Malaysia, South Korea, Taiwan, Turkey, the United Kingdom and the United States. As of July 31, 2025, a significant percentage of the Underlying Index was comprised of issuers from the United States. The fund’s exposure to particular sectors and countries may change over time to correspond to changes in the Underlying Index.
While the fund is currently classified as “non-diversified” under the Investment Company Act of 1940, it may operate as or become classified as “diversified” over time.
The fund or securities referred to herein are not sponsored, endorsed, issued, sold or promoted by Solactive, and Solactive bears no liability with respect to the fund or securities or any index on which the fund or securities are based.
Derivatives. The fund may invest in derivatives, which are financial instruments whose performance is derived, at least in part, from the performance of an underlying asset, security or index. In particular, portfolio management generally may use futures contracts, stock index futures, options on futures, swap contracts and other types of derivatives in seeking performance that corresponds to the Underlying Index and will not use such instruments for speculative purposes. A futures contract is a standardized exchange-traded agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time.
Securities lending. The fund may lend securities (up to one-third of total assets) to approved institutions, such as registered broker-dealers, pooled investment vehicles, banks and other financial institutions. In connection with such loans, the fund receives liquid collateral in an amount that is based on the type and value of the securities being lent, with riskier securities generally requiring higher levels of collateral.
Underlying Index Information
Solactive Cyber Security ESG Screened Index
Index Description. The Solactive Cyber Security ESG Screened Index seeks to provide exposure to companies that have business operations in the field of cybersecurity and that fulfill certain sustainability criteria.
Defining the Equity Universe. In constructing the Underlying Index, Solactive begins with the universe of securities comprising the parent index, the Solactive GBS Global Markets All Cap USD Index PR (the “Parent Index”), which is designed to track the performance of approximately 100% of the free-float equity market capitalization (i.e., the amount of outstanding shares available for trading by the general public without restriction) in global markets. From this universe of securities, Solactive seeks to identify only those companies that meet the following criteria. Companies must:
i.
Not be listed on an exchange in China, Egypt, India, Pakistan, or Russia;
ii.
Have a free-float market capitalization of at least $100 million;
iii.
Have a minimum average daily value traded of at least $1 million over 1 month and 6 month time periods; and
iv.
Have business operations in the field of cybersecurity. This includes the following subindustries: carrier edge network management equipment, customer premises network security equipment, colocation and data center services, government IT services, network security access policy software and network security software, as classified by the FactSet Revere Business Industry Classification System (RBICS).
Underlying Index — ESG Screening Methodology. From the universe of companies selected pursuant to the above criteria, Solactive uses data from Sustainalytics, a global leader in sustainability research and analysis, to evaluate each company with respect to each of the sustainability criteria described below. Companies are excluded from the Underlying Index if they:
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Are determined by Sustainalytics to be “non-compliant” with the principles of the United Nations Global Compact (“UNGC”). A company is determined to be “non- compliant” if it does not act in accordance with the UNGC principles and their associated standards, conventions, and treaties. Sustainalytics analyzes news reports and other publicly available information to assess a company’s compliance with the normative principles of the UNGC — human rights, labor rights, the environment, and anti-corruption. Sustainalytics analyzes any identified company incidents against these international standards to determine the severity of impacts on stakeholders and the environment, company accountability and company management response. Based on these ongoing assessments, companies are assigned a “non-compliant,”“watchlist” or “compliant” status.
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The UNGC’s ten principles are (i) businesses should support and respect the protection of internationally proclaimed human rights; (ii) businesses should make sure that they are not complicit in human rights abuses; (iii) businesses should uphold the freedom of association and the effective recognition of the right to collective bargaining; (iv) businesses should uphold the elimination of all forms of forced and compulsory labor; (v) businesses should uphold the effective abolition of child labor; (vi) businesses should uphold the elimination of discrimination in respect of employment and occupation; (vii) businesses should support a precautionary approach to environmental challenges; (viii) businesses should undertake initiatives to promote greater environmental responsibility; (ix) businesses should encourage the development and diffusion of environmentally friendly technologies; and (x) businesses should work against corruption in all its forms, including extortion and bribery.
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Are determined by Sustainalytics to have an ESG risk score of 40 or higher. Sustainalytics’ ESG risk scores measure a company’s exposure to industry-specific material ESG risks and how well a company is managing those risks. This is done through a framework that examines a company’s (i) total exposure to material ESG issues; (ii) what portion of ESG risk could be manageable through programs and policies; (iii) what portion of ESG risk is considered to be unmanageable; (iv) what portion of ESG risk is actually managed; (v) the gap between manageable risk that is managed and not managed; and (vi) the total unmanaged risk (both manageable and unmanageable) a company has for each material ESG issue. The ESG risk scores are categorized across five risk levels: negligible (0-10), low (10-20), medium (20-30), high (30-40) and severe (40+).
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Are determined by Sustainalytics, based on review of publicly available information, to engage in any of the following business activities:
i.
Engage in the business of controversial weapons (cluster weapons, landmines (anti-personnel mines), biological or chemical weapons, depleted uranium weapons, white phosphorous weapons, nuclear weapons) or hold a 10% or higher stake in a company involved in this activity. This exclusion applies to companies that are involved in core weapon systems or components/services of core weapon systems that are considered tailor-made and essential for the lethal use of the weapon.
ii.
Manufacture tobacco products or hold a 10% or higher stake in a company involved in this activity; or derive 5% or more of their revenue from (i) supplying tobacco-related products and services or (ii) the distribution and/or retail sale of tobacco products.
iii.
Derive 5% or more of their revenue from the extraction of thermal coal or hold a 10% or higher stake in a company involved in this activity; or derive 5% or more of their revenue from the generation of electricity from thermal coal.
iv.
Derive 5% or more of their revenue from the extraction of oil sands or hold a 10% or higher stake in a company involved in this activity.
v.
Manufacture and sell assault weapons and/or small arms (non-assault weapons) to civilian customers; or derive 5% or more of their revenue from (i) the distribution and/or retail sale of assault weapons or small arms; (ii) the manufacture and sale of assault weapons and/or small arms to military/law enforcement; or (iii) the manufacture and sale of key components of small arms; or (iv) the manufacture of military weapons systems and/or integral, tailor-made components of these weapons.
vi.
Derive 10% or more of their revenues from (i) the manufacture of military weapon systems and/or integral, tailor-made components of these weapons; (ii) the provision of tailor-made products and/or services that support military weapons; (iii) the provision of non-weapons related tailor-made products and/or services to the military or defense industry; (iv) the manufacture and sale of assault weapons and/or small arms to civilian customers and/or military/law enforcement; (v) the distribution and/or retail sale of assault weapons and/or small arms; or (vi) the manufacture and sale of key components of small arms.
Companies without Sustainalytics coverage are ineligible for Underlying Index inclusion until they receive such coverage.
Underlying Index — Company Selection and Constituent Weighting Methodology. From the remaining companies that meet the above criteria, Solactive selects the top 50 securities with the highest free-float market capitalization for inclusion in the Underlying Index. If less than 50 companies meet the above criteria, all such securities will be included in the Underlying Index. The selection of the constituents of the Underlying Index is fully rule-based and Solactive cannot make any discretionary decisions. Each constituent of the Underlying Index is weighted according to their free-float market capitalization, subject to a maximum weight of 4.5% for any one company in the Underlying Index.
Maintaining the Underlying Index. Under normal circumstances, the Underlying Index is reconstituted quarterly. The fund changes its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s reconstitution schedule will result in corresponding changes to the fund’s schedule of portfolio changes. Any changes made to the Underlying Index in between scheduled reconstitutions (e.g., in the event of a
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corporate action) also will result in corresponding changes to the fund’s portfolio. The Underlying Index is not subject to extraordinary rebalances.
During extraordinary market conditions, the Index Provider may delay any scheduled reconstitution of the Underlying Index. During any such delay it is possible that the Underlying Index will deviate from the Underlying Index’s stated methodology.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Cybersecurity companies risk. Companies in the cybersecurity field face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Cybersecurity companies may have limited product lines, markets, financial resources or personnel. The products of cybersecurity companies may face obsolescence due to rapid technological developments and frequent new product introduction, and such companies may face unpredictable changes in growth rates, competition for the services of qualified personnel and competition from foreign competitors with lower production costs. Companies in the cybersecurity field are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Additionally, companies in the cybersecurity field may be the target of cyber-attacks, which, if successful, could significantly or permanently damage a company’s reputation, financial condition and ability to conduct business in the future.
ESG investment strategy risk. The Underlying Index’s ESG methodology, and thus the fund’s investment strategy, limits the types and number of investment opportunities available to the fund and, as a result, the fund may underperform other funds that do not have an ESG focus. The Underlying Index’s ESG methodology may result in the fund investing in securities or industry sectors that underperform the market as a whole or underperform other funds screened for ESG standards. The ESG scores used in the Underlying Index’s ESG methodology are based on information that is publicly available and/or provided by the companies themselves or by third parties and such information may be unavailable or unreliable. Additionally, investors may differ in their interpretations of what constitutes positive or negative ESG characteristics of a company. For those reasons, the Index Provider may be unsuccessful in creating an index composed of companies that exhibit positive ESG characteristics. To the extent that circumstances change between the Underlying Index’s scheduled reconstitution dates, the Underlying Index may include, and the fund may hold for a period of time, securities of companies that do not align with the ESG criteria. The companies identified by the Index Provider as meeting the ESG criteria for the Underlying Index may not be the same companies selected by other index providers for other indices that use similar ESG criteria. The political environment can impact ESG investing both positively and negatively. Regulatory changes or interpretations regarding the definitions and/or use of ESG criteria could have a material adverse effect on the fund’s ability to invest in accordance with its investment policies and/or achieve its investment objective, as well as the ability of certain classes of investors to invest in funds following an ESG strategy such as the fund. For example, recent US state actions could prohibit certain state sponsored pension plans or investment funds from investing in certain funds that consider ESG factors.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. High market volatility may also result from significant shifts in momentum of one or more specific stocks due to unusual increases or decreases in trading activity. Momentum can change quickly, and securities subject to shifts in momentum may be more volatile than the market as a whole and returns on such securities may drop precipitously. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Market disruption risk. Economies and financial markets throughout the world have become increasingly interconnected, which has increased the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. This includes reliance on global supply chains that are susceptible to disruptions resulting from, among other things, war and other armed conflicts, tariffs, extreme weather events, and natural disasters. Such supply chain disruptions can lead to, and have led to, economic and market disruptions that have far-reaching effects on financial
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markets worldwide. The value of the fund’s investments may be negatively affected by adverse changes in overall economic or market conditions, such as the level of economic activity and productivity, unemployment and labor force participation rates, inflation or deflation (and expectations for inflation or deflation), interest rates, demand and supply for particular products or resources including labor, debt levels and credit ratings, and trade policies, among other factors. Such adverse conditions may contribute to an overall economic contraction across entire economies or markets, which may negatively impact the profitability of issuers operating in those economies or markets. In addition, geopolitical and other globally interconnected occurrences, including war, terrorism, economic uncertainty or financial crises, contagion, tariffs and trade disputes, government debt crises (including defaults or downgrades) or uncertainty about government debt payments, government shutdowns, public health crises, natural disasters, supply chain disruptions, climate change and related events or conditions, have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Adverse market conditions or disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by adverse market conditions or a particular market disruption, the duration and effects may not be the same for all types of assets.
Current military and other armed conflicts in various geographic regions, including those in Europe and the Middle East, can lead to, and have led to, economic and market disruptions, which may not be limited to the geographic region in which the conflict is occurring. Such conflicts can also result, and have resulted in some cases, in sanctions being levied by the United States, the European Union and/or other countries against countries or other actors involved in the conflict. In addition, such conflicts and related sanctions can adversely affect regional and global energy, commodities, financial and other markets and thus could affect the value of the fund's investments. The extent and duration of any military conflict, related sanctions and resulting economic and market disruptions are impossible to predict, but could be substantial.
Other market disruption events include pandemic spread of viruses, such as the novel coronavirus known as COVID-19, which have caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions, and may adversely affect the fund and its investments.
In addition, markets are becoming increasingly susceptible to disruption events resulting from the use of new and emerging technologies to engage in cyber-attacks or to take over the websites and/or social media accounts of companies, governmental entities or public officials, or to otherwise pose as or impersonate such, which then may be used to disseminate false or misleading information that can cause volatility in financial markets or for the securities of a particular company, group of companies, industry or other class of assets.
Adverse market conditions or particular market disruptions, such as those discussed above, may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments, as well as US and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the fund's foreign investments, prevent the fund from realizing the full value of its foreign investments or prevent the fund from selling foreign securities it holds. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. In addition, the fund may be limited in its ability to exercise its legal rights or enforce a counterparty's legal obligations in certain jurisdictions outside of the US. The foreign investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments. In addition, because non-US markets may be open on days when the fund does not price its shares, the value of the foreign securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
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Depositary receipt risk. Foreign investments in American Depositary Receipts and other depositary receipts may be less liquid than the underlying shares in their primary trading market. Certain of the depositary receipts in which the fund invests may be unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.
Currency risk. Changes in currency exchange rates and the relative value of non-US currencies may affect the value of the fund’s investment and the value of your fund shares. Because the fund’s NAV is determined on the basis of the US dollar and the fund does not attempt to hedge against changes in the value of non-US currencies, investors may lose money if the foreign currency depreciates against the US dollar, even if the foreign currency value of the fund’s holdings in that market increases. Conversely, the dollar value of your investment in the fund may go up if the value of the foreign currency appreciates against the US dollar. The value of the US dollar measured against other currencies is influenced by a variety of factors. These factors include: interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, and global energy prices. Political instability, the possibility of government intervention and restrictive or opaque business and investment policies may also reduce the value of a country’s currency. Government monetary policies and the buying or selling of currency by a country’s government may also influence exchange rates. Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of an investment in the fund may also go up or down quickly and unpredictably and investors may lose money.
Small-sized company risk. Small company stocks tend to be more volatile than medium-sized or large company stocks. Because stock analysts are less likely to follow small companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they may lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.
Medium-sized company risk. Medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on medium-sized companies, since they lack the financial resources of larger companies. Medium-sized company stocks are typically less liquid than large company stocks.
Large-sized companies risk. Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies. During different market cycles, the performance of large-capitalization companies has trailed the overall performance of the broader securities markets.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss or recognize a gain that may be distributed to shareholders as a taxable distribution. This may be magnified in circumstances where redemptions from the fund may be higher than normal.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance. The fund may become more focused in particular industries, asset classes or sectors of the economy as a result of changes in the valuation of the fund’s investments or fluctuations in the fund’s assets, and the fund is not required to reduce such exposures under these circumstances.
Information technology sector risk. To the extent that the fund invests significantly in the information technology sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the information technology sector. Information technology companies are particularly vulnerable to government regulation and policies and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies also face competition
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for services of qualified personnel. Additionally, the products of information technology companies may face obsolescence due to rapid technological development and frequent new product introduction by competitors. Finally, information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.
Passive investing risk. Unlike a fund that is actively managed, in which portfolio management buys and sells securities based on research and analysis, the fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. Because the fund is designed to maintain a high level of exposure to the Underlying Index at all times, portfolio management generally will not buy or sell a security unless the security is added or removed, respectively, from the Underlying Index, and will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Index-related risk. The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. The Index Provider may cease publication of the Underlying Index or may terminate the license agreement allowing the fund to use the Underlying Index, either of which could have a material adverse effect on the fund. Market disruptions could cause delays in the Underlying Index’s reconstitution and rebalancing schedule. During any such delay, it is possible that the Underlying Index and, in turn, the fund will deviate from the Underlying Index’s stated methodology and therefore experience returns different than those that would have been achieved under a normal reconstitution and rebalancing schedule. Generally, the Index Provider does not provide any warranty, or accept any liability, with respect to the quality, accuracy or completeness of the Underlying Index or its related data, and does not guarantee that the Underlying Index will be in line with its stated methodology. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its stated methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. The Advisor may have limited ability to detect such errors and neither the Advisor nor its affiliates provide any warranty or guarantee against such errors. Therefore, the gains, losses or costs associated with the Index Provider’s errors will generally be borne by the fund and its shareholders.
Index-related risk may be higher for a fund that tracks an index comprised of, or an index that includes, foreign securities because regulatory and reporting requirements may differ from those in the US, resulting in a heightened risk of errors in the index data, index computation and/or index construction due to unreliable, outdated or unavailable information.
Tracking error risk. The fund may be subject to tracking error, which is the divergence of the fund’s performance from that of the Underlying Index. The performance of the fund may diverge from that of the Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when reconstituting or rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure in order to track the Underlying Index. Moreover, the use of a representative sampling investment approach (i.e., investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index) may cause the fund’s return to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to government imposed legal restrictions or limitations, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other reasons. To the extent the fund calculates its net asset value based on fair value prices and the value of the Underlying Index is based on market prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. Tracking error risk may be heightened during times of increased market volatility or other unusual market conditions. For tax purposes, the fund may sell certain securities, and such sale may cause the fund to recognize a taxable gain or a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
Tracking error risk may be higher for funds that track indices with significant weight in foreign issuers than funds that do not track such indices. The fund may also experience operational delays in establishing the necessary accounts and required regulatory approvals to trade, which may delay the fund’s ability to hold securities.
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For purposes of calculating the fund’s net asset value, the value of assets denominated in non-US currencies is converted into US dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers. This conversion may result in a difference between the prices used to calculate the fund’s net asset value and the prices used by the Underlying Index, which, in turn, could result in a difference between the fund’s performance and the performance of the Underlying Index.
The need to comply with the tax diversification and other requirements of the Internal Revenue Code of 1986, as amended, relating to regulated investment companies, may also impact the fund’s ability to replicate the performance of the Underlying Index. In addition, if the fund holds other instruments that are not included in the Underlying Index, the fund’s return may not correlate as well with the returns of the Underlying Index as would be the case if the fund purchased all the securities in the Underlying Index directly. Actions taken in response to proposed corporate actions could result in increased tracking error.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from the NAV during periods of market volatility. Differences between secondary market prices and the value of the fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities held by the fund at a particular time. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. In addition, there may be times when the market price and the value of the fund’s holdings vary significantly and you may pay more than the value of the fund’s holdings when buying shares on the secondary market, and you may receive less than the value of the fund’s holdings when you sell those shares. While the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or other market participants, or during periods of significant market volatility, may result in trading prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. If market makers exit the business or are unable to continue making markets in fund’s shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). The market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialist, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that shares may trade at a discount to the fund’s NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares. There are various methods by which investors can purchase and sell shares of the fund and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the fund.
In addition, the securities held by the fund may be traded in markets that close at a different time than the exchange on which the fund’s shares trade. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when an exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. More generally, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s market price. The bid-ask spread varies over time for shares of the fund based on the fund’s trading volume and market liquidity, and is generally lower if the fund has substantial trading volume and market liquidity, and higher if the fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The fund’s bid-ask spread may also be impacted by the liquidity of the underlying securities held by the fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities. If the markets for the fund’s portfolio securities experience decreased liquidity, the trading markets for the fund’s shares may also become less liquid with corresponding widening in the bid-ask spreads and differences between the market price and NAV of the fund’s shares. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund at NAV. In addition, transactions by large shareholders may account for a large percentage of the trading volume on an exchange and may, therefore, have a material effect on the market price of the fund’s shares.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers, index provider or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For
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example, the fund’s or its service providers’ or index provider’s assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers or index provider may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers or index provider could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, index provider, fund counterparties, issuers of securities held by the fund or other market participants.
Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of the fund’s service providers, index provider or counterparties, issuers of securities held by the fund or other market participants or data within them. In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data.
Cyber-attacks, disruptions, or failures may adversely affect the fund and its shareholders or cause reputational damage and subject the fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. In addition, cyber-attacks, disruptions, or failures involving a fund counterparty could affect such counterparty’s ability to meet its obligations to the fund, which may result in losses to the fund and its shareholders. Similar types of operational and technology risks are also present for issuers of securities held by the fund, which could have material adverse consequences for such issuers, and may cause the fund’s investments to lose value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.
For example, the fund relies on various sources to calculate its NAV. Therefore, the fund is subject to certain operational risks associated with reliance on third party service providers and data sources. NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of the fund’s NAV and/or the inability to calculate NAV over extended time periods. The fund may be unable to recover any losses associated with such failures.
Non-diversification risk. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as Authorized Participants (“APs”). Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described in the section of this Prospectus entitled “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Geographic focus risk. Focusing investments in a single country or few countries, or regions, involves increased political, regulatory and other risks. Market swings in such a targeted country, countries or regions are likely to have a greater effect on fund performance than they would in a more geographically diversified fund.
Risks related to investing in Asia. Investment in securities of issuers in Asia involves risks and special considerations not typically associated with investment in the US securities markets. Certain Asian economies have experienced over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports and economic recessions. Economic events in any one Asian country can have a significant effect on the entire Asian region as well as on major trading partners outside Asia, and any adverse effect on some or all of the Asian countries and regions in which the fund invests. The securities markets in some Asian economies are relatively underdeveloped and may subject the
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fund to higher action costs or greater uncertainty than investments in more developed securities markets. Such risks may adversely affect the value of the fund’s investments.
Governments of many Asian countries have implemented significant economic reforms in order to liberalize trade policy, promote foreign investment in their economies, reduce government control of the economy and develop market mechanisms. There can be no assurance these reforms will continue or that they will be effective. Despite reform and privatizations, significant regulation of investment and industry is still pervasive in many Asian countries and may restrict foreign ownership of domestic corporations and repatriation of assets, which may adversely affect fund investments. Governments in some Asian countries are authoritarian in nature, have been installed or removed as a result of military coups or have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection have led to social turmoil, violence and labor unrest in some countries. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. Investing in certain Asian countries involves risk of loss due to expropriation, nationalization, or confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested.
Some countries and regions in which the fund invests have experienced acts of terrorism or strained international relations due to territorial disputes, historical animosities or other defense concerns. For example, North and South Korea each have substantial military capabilities, and historical local tensions between the two countries present the risk of war. Any outbreak of hostilities between the two countries could have a severe adverse effect on the South Korean economy and securities markets. These and other security situations may cause uncertainty in the markets of these geographic areas and may adversely affect the performance of local economies.
Derivatives risk. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Risks associated with derivatives may include the risk that the derivative is not well correlated with the underlying asset, security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation, which risk may be heightened in derivative transactions entered into “over-the-counter” (i.e., not on an exchange or contract market); and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund’s exposure to the market and magnify potential losses.
There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.
Futures risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return and the potential loss from futures can exceed the fund’s initial investment in such contracts.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. A delay in the recovery of loaned securities could interfere with the fund’s ability to vote proxies or settle transactions. Delayed settlement may limit the ability of the fund to reinvest the proceeds of a sale of securities or prevent the fund from selling securities at times that may be appropriate to track the Underlying Index. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities, or a decline in the value of any investments made with cash collateral or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the securities.
Xtrackers Semiconductor Select Equity ETF
Investment Objective
The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the Solactive Semiconductor ESG Screened Index.
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Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Solactive Semiconductor ESG Screened Index. (the “Underlying Index”), which is comprised of companies that have business operations in the semiconductor industry and that fulfill certain sustainability criteria. Under normal circumstances, the Underlying Index is reconstituted quarterly. The fund changes its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s reconstitution schedule will result in corresponding changes to the fund’s schedule of portfolio changes. Any changes made to the Underlying Index in between scheduled reconstitutions (e.g., in the event of a corporate action) also will result in corresponding changes to the fund’s portfolio.
In constructing the Underlying Index, Solactive AG (“Solactive” or the “Index Provider”) begins with the parent index, the Solactive GBS Global Markets Semiconductor All Cap USD Index PR (the “Parent Index”), which is designed to track the performance of approximately 100% of the free-float equity market capitalization (i.e., the amount of outstanding shares available for trading by the general public without restriction) in the semiconductor industry in global markets. The semiconductor industry is classified by FactSet Revere Business Industry Classification System (RBICS) and includes the following subsectors: semiconductor equipment and services and semiconductor manufacturing. FactSet determines business exposure to the semiconductor industry by analyzing revenue streams of companies and classifying them by the industry where they generate the majority of their revenue.
From the Parent Index, Solactive seeks to identify only those companies operating in accordance with the following criteria. Companies must:
i.
Not be listed on an exchange in China, Egypt, India, Pakistan, or Russia;
ii.
Have a free-float market capitalization of at least $100 million; and
iii.
Have a minimum average daily value traded of at least $1 million over 1 month and 6 month time periods.
From the companies that meet the above criteria, Solactive uses data from Sustainalytics, a global leader in sustainability research and analysis, to evaluate each company with respect to each of the sustainability criteria described below. Companies are excluded from the Underlying Index if they are determined by Sustainalytics:
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To be “non-compliant” with the principles of the United Nations Global Compact (“UNGC”). A company is determined to be “non-compliant” if it does not act in accordance with the UNGC principles and their associated standards, conventions, and treaties. Sustainalytics analyzes news reports and other publicly available information to assess a company’s compliance with the normative principles of the UNGC – human rights, labor rights, the environment, and anti-corruption.
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To have an environmental, social and governance (“ESG”) risk score of 40 or higher.
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To have involvement in controversial weapons (i.e., chemical biological or nuclear weapons, depleted uranium, cluster munitions and anti-personnel mines), the manufacture of tobacco products, or the manufacture and sale of assault weapons and/or small arms (non-assault weapons) to civilian customers.
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To derive a specified percentage of revenues from or have a specified ownership interest in another company involved in, as applicable, certain business activities in one the following sectors: tobacco, thermal coal, oil and gas, or conventional weapons.
Sustainalytics reviews publicly available information to determine whether a company is involved in controversial weapons or derives a specified percentage of revenues from or has a specified ownership interest in one of the above sectors.
From the remaining companies that meet the above criteria, Solactive selects the top 50 securities with the highest free-float market capitalization for inclusion in the Underlying Index. If less than 50 companies meet the above criteria, all such securities will be included in the Underlying Index. Each constituent of the Underlying Index is weighted according to their free-float market capitalization, subject to the following maximum weights applicable to any one company in the Underlying Index: the lower of (a) 4.5% of the Underlying Index and (b) 25% of the company’s average daily value traded over 1 month and 6 month time periods divided by $100 million.
The fund uses a full replication indexing strategy to seek to track the Underlying Index. As such, the fund invests directly in the component securities of the Underlying Index in substantially the same weightings in which they are represented in the Underlying Index. If it is not possible for the fund to acquire component securities due to limited availability or regulatory restrictions, the fund may use a representative sampling indexing strategy to seek to track the Underlying Index instead of a full replication indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield),
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and liquidity measures similar to those of the Underlying Index. The fund may or may not hold all of the securities in the Underlying Index when using a representative sampling indexing strategy.
The fund will invest at least 80% of its total assets (but typically far more) in component securities (including depositary receipts in respect of such securities) of the Underlying Index. Due to regulatory changes, effective June 11, 2026, the fund will replace this 80% investment policy and related disclosures set forth in this prospectus. Specifically, effective June 11, 2026, under normal circumstances, the fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in component securities of the Underlying Index. Derivative instruments that provide exposure to the investments above or exposure to one or more market risk factors associated with such investments are included in the fund’s 80% investment policy, consistent with the fund’s investment policies and limitations with respect to investments in derivatives. In addition, the fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of semiconductor-related companies. The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of July 31, 2025, a significant percentage of the Underlying Index was comprised of issuers in the information technology sector.
As of July 31, 2025, the Underlying Index consisted of 50 securities, with an average market capitalization of approximately $188.96 billion and a minimum market capitalization of approximately $4.37 billion from issuers in the following countries (may reflect country of domicile): Cayman Islands, China, Germany, Israel, Japan, Netherlands, Singapore, South Korea, Switzerland, Taiwan, Thailand and the United States. As of July 31, 2025, a significant percentage of the Underlying Index was comprised of issuers from the United States. The fund’s exposure to particular sectors and countries may change over time to correspond to changes in the Underlying Index.
While the fund is currently classified as “non-diversified” under the Investment Company Act of 1940, it may operate as or become classified as “diversified” over time.
The fund or securities referred to herein are not sponsored, endorsed, issued, sold or promoted by Solactive, and Solactive bears no liability with respect to the fund or securities or any index on which the fund or securities are based.
Derivatives. The fund may invest in derivatives, which are financial instruments whose performance is derived, at least in part, from the performance of an underlying asset, security or index. In particular, portfolio management generally may use futures contracts, stock index futures, options on futures, swap contracts and other types of derivatives in seeking performance that corresponds to the Underlying Index and will not use such instruments for speculative purposes. A futures contract is a standardized exchange-traded agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time.
Securities lending. The fund may lend securities (up to one-third of total assets) to approved institutions, such as registered broker-dealers, pooled investment vehicles, banks and other financial institutions. In connection with such loans, the fund receives liquid collateral in an amount that is based on the type and value of the securities being lent, with riskier securities generally requiring higher levels of collateral.
Underlying Index Information
Solactive Semiconductor ESG Screened Index
Index Description. The Solactive Semiconductor ESG Screened Index seeks to provide exposure to companies that have business operations in the semiconductor industry and that fulfill certain sustainability criteria.
Defining the Equity Universe. In constructing the Underlying Index, Solactive begins with the universe of securities comprising the parent index, the Solactive GBS Global Markets Semiconductor All Cap USD Index PR (the “Parent Index”), which is designed to track the performance of approximately 100% of the free-float equity market capitalization (i.e., the amount of outstanding shares available for trading by the general public without restriction) in the semiconductor industry in global markets. The semiconductor industry is classified by FactSet Revere Business Classification System (RBICS) and includes the following subsectors: semiconductor equipment and services and semiconductor manufacturing. From this universe of securities, Solactive seeks to identify only those companies operating in accordance with the following criteria. Companies must:
i.
Not be listed on an exchange in China, Egypt, India, Pakistan, or Russia;
ii.
Have a free-float market capitalization of at least $100 million; and
iii.
Have a minimum average daily value traded of at least $1 million over 1 month and 6 month time periods.
Underlying Index — ESG Screening Methodology. From the universe of companies selected pursuant to the above criteria, Solactive uses data from Sustainalytics, a global leader in sustainability research and analysis, to evaluate each company with respect to each of the sustainability criteria described below. Companies are excluded from the Underlying Index if they:
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Are determined by Sustainalytics to be “non-compliant” with the principles of the United Nations Global Compact (“UNGC”). A company is determined to be “non- compliant” if it does not act in accordance with the UNGC principles and their associated standards, conventions, and treaties. Sustainalytics analyzes news reports and other publicly available information to assess a company’s compliance with the normative principles of the UNGC — human rights, labor rights, the environment, and anti-corruption. Sustainalytics analyzes any identified company incidents against these international standards to determine the severity of impacts on stakeholders and the environment, company accountability and company management response. Based on these ongoing assessments, companies are assigned a “non-compliant,”“watchlist” or “compliant” status.
The UNGC’s ten principles are (i) businesses should support and respect the protection of internationally proclaimed human rights; (ii) businesses should make sure that they are not complicit in human rights abuses; (iii) businesses should uphold the freedom of association and the effective recognition of the right to collective bargaining; (iv) businesses should uphold the elimination of all forms of forced and compulsory labor; (v) businesses should uphold the effective abolition of child labor; (vi) businesses should uphold the elimination of discrimination in respect of employment and occupation; (vii) businesses should support a precautionary approach to environmental challenges; (viii) businesses should undertake initiatives to promote greater environmental responsibility; (ix) businesses should encourage the development and diffusion of environmentally friendly technologies; and (x) businesses should work against corruption in all its forms, including extortion and bribery.
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Are determined by Sustainalytics to have an ESG risk score of 40 or higher. Sustainalytics’ ESG risk scores measure a company’s exposure to industry-specific material ESG risks and how well a company is managing those risks. This is done through a framework that examines a company’s (i) total exposure to material ESG issues; (ii) what portion of ESG risk could be manageable through programs and policies; (iii) what portion of ESG risk is considered to be unmanageable; (iv) what portion of ESG risk is actually managed; (v) the gap between manageable risk that is managed and not managed; and (vi) the total unmanaged risk (both manageable and unmanageable) a company has for each material ESG issue. The ESG risk scores are categorized across five risk levels: negligible (0-10), low (10-20), medium (20-30), high (30-40) and severe (40+).
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Are determined by Sustainalytics, based on review of publicly available information, to engage in any of the following business activities:
i.
Engage in the business of controversial weapons (cluster weapons, landmines (anti-personnel mines), biological or chemical weapons, depleted uranium weapons, white phosphorous weapons, nuclear weapons) or hold a 10% or higher stake in a company involved in this activity. This exclusion applies to companies that are involved in core weapon systems or components/services of core weapon systems that are considered tailor-made and essential for the lethal use of the weapon.
ii.
Manufacture tobacco products or hold a 10% or higher stake in a company involved in this activity; or derive 5% or more of their revenue from (i) supplying tobacco-related products and services or (ii) the distribution and/or retail sale of tobacco products.
iii.
Derive 5% or more of their revenue from the extraction of thermal coal or hold a 10% or higher stake in a company involved in this activity; or derive 5% or more of their revenue from the generation of electricity from thermal coal.
iv.
Derive 5% or more of their revenue from the extraction of oil sands or hold a 10% or higher stake in a company involved in this activity.
v.
Manufacture and sell assault weapons and/or small arms (non-assault weapons) to civilian customers; or derive 5% or more of their revenue from (i) the distribution and/or retail sale of assault weapons or small arms; (ii) the manufacture and sale of assault weapons and/or small arms to military/law enforcement; or (iii) the manufacture and sale of key components of small arms; or (iv) the manufacture of military weapons systems and/or integral, tailor-made components of these weapons.
vi.
Derive 10% or more of their revenues from (i) the manufacture of military weapon systems and/or integral, tailor-made components of these weapons; (ii) the provision of tailor-made products and/or services that support military weapons; (iii) the provision of non-weapons related tailor-made products and/or services to the military or defense industry; (iv) the manufacture and sale of assault weapons and/or small arms to civilian customers and/or military/law enforcement; (v) the distribution and/or retail sale of assault weapons and/or small arms; or (vi) the manufacture and sale of key components of small arms.
Companies without Sustainalytics coverage are ineligible for Underlying Index inclusion until they receive such coverage.
Underlying Index — Company Selection and Constituent Weighting Methodology. From the remaining companies that meet the above criteria, Solactive selects the top 50 securities with the highest free-float market capitalization for inclusion in the Underlying Index. If less than 50 companies meet the above criteria, all such securities will be included in the Underlying Index. The selection of the constituents of the Underlying Index is fully rule-based and Solactive cannot make any discretionary decisions. Each constituent of the
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Underlying Index is weighted according to their free-float market capitalization, subject to the following maximum weights applicable to any one company in the Underlying Index: the lower of (a) 4.5% of the Underlying Index and (b) 25% of the company’s average daily value traded over 1 month and 6 month time periods.
Maintaining the Underlying Index. Under normal circumstances, the Underlying Index is reconstituted quarterly. The fund changes its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s reconstitution schedule will result in corresponding changes to the fund’s schedule of portfolio changes. Any changes made to the Underlying Index in between scheduled reconstitutions (e.g., in the event of a corporate action) also will result in corresponding changes to the fund’s portfolio. The Underlying Index is not subject to extraordinary rebalances.
During extraordinary market conditions, the Index Provider may delay any scheduled reconstitution of the Underlying Index. During any such delay it is possible that the Underlying Index will deviate from the Underlying Index’s stated methodology.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Semiconductor companies risk. Semiconductor companies face intense competition, both domestically and internationally, and such competition may have an adverse effect on profit margins. Semiconductor companies may have limited product lines, markets, financial resources or personnel. Semiconductor companies may be adversely affected by governmental actions, policies and regulations, tariffs and trade policy, world events and economic conditions, which may increase the volatility of such companies’ share prices.
Semiconductor companies’ supply chain and operations are dependent on the availability of materials that meet exacting standards and the use of third parties to provide components and services. Semiconductor companies may rely on a limited number of suppliers, or upon suppliers in a single location, for certain materials, equipment or tools. Finding and qualifying alternate or additional suppliers can be a lengthy process that can cause production delays or impose unforeseen costs, and such alternatives may not be available at all. Production can be disrupted by the unavailability of resources, such as water, silicon, electricity, gases and other materials. Suppliers may also increase prices or encounter cybersecurity or other issues that can disrupt production or increase production costs.
The products of semiconductor companies may face obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Capital equipment expenditures could be substantial, and equipment generally suffers from rapid obsolescence. Companies in the semiconductor industry are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights, would adversely affect the profitability of these companies.
Taiwan conflict risk. The semiconductor industry in Taiwan plays a pivotal role in the global semiconductor market. Taiwanese companies make a majority of the world’s semiconductors and a large majority of the most advanced semiconductors, with most of those being made by one company (Taiwan Semiconductor Manufacturing Corporation). Investments in Taiwan may be adversely affected by its political and economic relationship with the People’s Republic of China (“China”). Taiwan’s geographic proximity and history of political contention with China have resulted in ongoing tensions between the two countries (including China staging frequent military drills off the coast of Taiwan), and those tensions have increased in recent years. Increased tensions or conflict (whether actual or threatened) between Taiwan and China may significantly disrupt the Taiwanese semiconductor industry and the global semiconductor market. Any such disruptions may lead to substantial declines in the value of some or all of the fund’s investments in semiconductor companies as well as the potential illiquidity of such investments and shares of the fund itself. In addition, any disruption to semiconductor markets arising from threatened or actual conflict between China and Taiwan may have substantial negative effects on global markets and economies around the world.
ESG investment strategy risk. The Underlying Index’s ESG methodology, and thus the fund’s investment strategy, limits the types and number of investment opportunities available to the fund and, as a result, the fund may underperform other funds that do not have an ESG focus. The Underlying Index’s ESG methodology may result in the fund investing in securities or industry sectors that underperform the market as a whole or underperform other funds screened for ESG standards. The ESG scores used in the Underlying Index’s ESG methodology are based on information that is publicly available and/or provided by the companies themselves or by third parties and such information may be unavailable or unreliable. Additionally, investors may differ in their interpretations of what constitutes positive or negative ESG characteristics of a company. For those reasons, the Index Provider may be unsuccessful in creating an index composed of companies that exhibit positive ESG characteristics. To the extent that
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circumstances change between the Underlying Index’s scheduled reconstitution dates, the Underlying Index may include, and the fund may hold for a period of time, securities of companies that do not align with the ESG criteria. The companies identified by the Index Provider as meeting the ESG criteria for the Underlying Index may not be the same companies selected by other index providers for other indices that use similar ESG criteria. The political environment can impact ESG investing both positively and negatively. Regulatory changes or interpretations regarding the definitions and/or use of ESG criteria could have a material adverse effect on the fund’s ability to invest in accordance with its investment policies and/or achieve its investment objective, as well as the ability of certain classes of investors to invest in funds following an ESG strategy such as the fund. For example, recent US state actions could prohibit certain state sponsored pension plans or investment funds from investing in certain funds that consider ESG factors.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. High market volatility may also result from significant shifts in momentum of one or more specific stocks due to unusual increases or decreases in trading activity. Momentum can change quickly, and securities subject to shifts in momentum may be more volatile than the market as a whole and returns on such securities may drop precipitously. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Market disruption risk. Economies and financial markets throughout the world have become increasingly interconnected, which has increased the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. This includes reliance on global supply chains that are susceptible to disruptions resulting from, among other things, war and other armed conflicts, tariffs, extreme weather events, and natural disasters. Such supply chain disruptions can lead to, and have led to, economic and market disruptions that have far-reaching effects on financial markets worldwide. The value of the fund’s investments may be negatively affected by adverse changes in overall economic or market conditions, such as the level of economic activity and productivity, unemployment and labor force participation rates, inflation or deflation (and expectations for inflation or deflation), interest rates, demand and supply for particular products or resources including labor, debt levels and credit ratings, and trade policies, among other factors. Such adverse conditions may contribute to an overall economic contraction across entire economies or markets, which may negatively impact the profitability of issuers operating in those economies or markets. In addition, geopolitical and other globally interconnected occurrences, including war, terrorism, economic uncertainty or financial crises, contagion, tariffs and trade disputes, government debt crises (including defaults or downgrades) or uncertainty about government debt payments, government shutdowns, public health crises, natural disasters, supply chain disruptions, climate change and related events or conditions, have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Adverse market conditions or disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by adverse market conditions or a particular market disruption, the duration and effects may not be the same for all types of assets.
Current military and other armed conflicts in various geographic regions, including those in Europe and the Middle East, can lead to, and have led to, economic and market disruptions, which may not be limited to the geographic region in which the conflict is occurring. Such conflicts can also result, and have resulted in some cases, in sanctions being levied by the United States, the European Union and/or other countries against countries or other actors involved in the conflict. In addition, such conflicts and related sanctions can adversely affect regional and global energy, commodities, financial and other markets and thus could affect the value of the fund's investments. The extent and duration of any military conflict, related sanctions and resulting economic and market disruptions are impossible to predict, but could be substantial.
Other market disruption events include pandemic spread of viruses, such as the novel coronavirus known as COVID-19, which have caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions, and may adversely affect the fund and its investments.
In addition, markets are becoming increasingly susceptible to disruption events resulting from the use of new and emerging technologies to engage in cyber-attacks or to take over the websites and/or social media accounts of
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companies, governmental entities or public officials, or to otherwise pose as or impersonate such, which then may be used to disseminate false or misleading information that can cause volatility in financial markets or for the securities of a particular company, group of companies, industry or other class of assets.
Adverse market conditions or particular market disruptions, such as those discussed above, may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments, as well as US and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the fund's foreign investments, prevent the fund from realizing the full value of its foreign investments or prevent the fund from selling foreign securities it holds. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. In addition, the fund may be limited in its ability to exercise its legal rights or enforce a counterparty's legal obligations in certain jurisdictions outside of the US. The foreign investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments. In addition, because non-US markets may be open on days when the fund does not price its shares, the value of the foreign securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Emerging market securities risk. Investment in emerging markets subjects the fund to a greater risk of loss than investments in a developed market. This is due to, among other things, (i) greater market volatility, (ii) lower trading volume, (iii) political and economic instability, (iv) high levels of inflation, deflation or currency devaluation, (v) greater risk of market shut down, (vi) more governmental limitations on foreign investments and limitations on repatriation of invested capital than those typically found in a developed market, and (vii) the risk that companies may be held to lower disclosure, corporate governance, auditing and financial reporting standards than companies in more developed markets.
The financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility in the fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the US dollar.
Settlement practices for transactions in foreign markets, particularly in emerging markets, may differ from those in US markets. Such differences include delays beyond periods customary in the US and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement.” Failed settlements can result in losses to the fund. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Local agents are held only to the standards of care of their local markets.
Depositary receipt risk. Foreign investments in American Depositary Receipts and other depositary receipts may be less liquid than the underlying shares in their primary trading market. Certain of the depositary receipts in which the fund invests may be unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.
Currency risk. Changes in currency exchange rates and the relative value of non-US currencies may affect the value of the fund’s investment and the value of your fund shares. Because the fund’s NAV is determined on the basis of the US dollar and the fund does not attempt to hedge against changes in the value of non-US currencies, investors may lose money if the foreign currency depreciates against the US dollar, even if the foreign currency value of the fund’s holdings in that market increases. Conversely, the dollar value of your investment in the fund may go up if the value of the foreign currency appreciates against the US dollar. The value of the US dollar
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measured against other currencies is influenced by a variety of factors. These factors include: interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, and global energy prices. Political instability, the possibility of government intervention and restrictive or opaque business and investment policies may also reduce the value of a country’s currency. Government monetary policies and the buying or selling of currency by a country’s government may also influence exchange rates. Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of an investment in the fund may also go up or down quickly and unpredictably and investors may lose money.
Small-sized company risk. Small company stocks tend to be more volatile than medium-sized or large company stocks. Because stock analysts are less likely to follow small companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they may lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.
Medium-sized company risk. Medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on medium-sized companies, since they lack the financial resources of larger companies. Medium-sized company stocks are typically less liquid than large company stocks.
Large-sized companies risk. Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies. During different market cycles, the performance of large-capitalization companies has trailed the overall performance of the broader securities markets.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss or recognize a gain that may be distributed to shareholders as a taxable distribution. This may be magnified in circumstances where redemptions from the fund may be higher than normal.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance. The fund may become more focused in particular industries, asset classes or sectors of the economy as a result of changes in the valuation of the fund’s investments or fluctuations in the fund’s assets, and the fund is not required to reduce such exposures under these circumstances.
Information technology sector risk. To the extent that the fund invests significantly in the information technology sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the information technology sector. Information technology companies are particularly vulnerable to government regulation and policies and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies also face competition for services of qualified personnel. Additionally, the products of information technology companies may face obsolescence due to rapid technological development and frequent new product introduction by competitors. Finally, information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.
Passive investing risk. Unlike a fund that is actively managed, in which portfolio management buys and sells securities based on research and analysis, the fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. Because the fund is designed to maintain a high level of exposure to the Underlying Index at all times, portfolio management generally will not buy or sell a security unless the security is added or removed, respectively, from the Underlying Index, and will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Index-related risk. The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or
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calculated accurately. The Index Provider may cease publication of the Underlying Index or may terminate the license agreement allowing the fund to use the Underlying Index, either of which could have a material adverse effect on the fund. Market disruptions could cause delays in the Underlying Index’s reconstitution and rebalancing schedule. During any such delay, it is possible that the Underlying Index and, in turn, the fund will deviate from the Underlying Index’s stated methodology and therefore experience returns different than those that would have been achieved under a normal reconstitution and rebalancing schedule. Generally, the Index Provider does not provide any warranty, or accept any liability, with respect to the quality, accuracy or completeness of the Underlying Index or its related data, and does not guarantee that the Underlying Index will be in line with its stated methodology. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its stated methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. The Advisor may have limited ability to detect such errors and neither the Advisor nor its affiliates provide any warranty or guarantee against such errors. Therefore, the gains, losses or costs associated with the Index Provider’s errors will generally be borne by the fund and its shareholders.
Index-related risk may be higher for a fund that tracks an index comprised of, or an index that includes, foreign securities, and in particular emerging markets securities, because regulatory and reporting requirements may differ from those in the US, resulting in a heightened risk of errors in the index data, index computation and/or index construction due to unreliable, out-dated or unavailable information.
Tracking error risk. The fund may be subject to tracking error, which is the divergence of the fund’s performance from that of the Underlying Index. The performance of the fund may diverge from that of the Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when reconstituting or rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure in order to track the Underlying Index. Moreover, the use of a representative sampling investment approach (i.e., investing in a representative selection of securities included in the Underlying
Index rather than all securities in the Underlying Index) may cause the fund’s return to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to government imposed legal restrictions or limitations, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other reasons. To the extent the fund calculates its net asset value based on fair value prices and the value of the Underlying Index is based on market prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. Tracking error risk may be heightened during times of increased market volatility or other unusual market conditions. For tax purposes, the fund may sell certain securities, and such sale may cause the fund to recognize a taxable gain or a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
Tracking error risk may be higher for funds that track indices with significant weight in foreign issuers, and in particular emerging markets issuers, than funds that do not track such indices. The fund may also experience operational delays in establishing the necessary accounts and required regulatory approvals to trade, which may delay the fund's ability to hold securities.
For purposes of calculating the fund’s net asset value, the value of assets denominated in non-US currencies is converted into US dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers. This conversion may result in a difference between the prices used to calculate the fund’s net asset value and the prices used by the Underlying Index, which, in turn, could result in a difference between the fund’s performance and the performance of the Underlying Index.
The need to comply with the tax diversification and other requirements of the Internal Revenue Code of 1986, as amended, relating to regulated investment companies, may also impact the fund’s ability to replicate the performance of the Underlying Index. In addition, if the fund holds other instruments that are not included in the Underlying Index, the fund’s return may not correlate as well with the returns of the Underlying Index as would be the case if the fund purchased all the securities in the Underlying Index directly. Actions taken in response to proposed corporate actions could result in increased tracking error.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will
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fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from the NAV during periods of market volatility. Differences between secondary market prices and the value of the fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities held by the fund at a particular time. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. In addition, there may be times when the market price and the value of the fund’s holdings vary significantly and you may pay more than the value of the fund’s holdings when buying shares on the secondary market, and you may receive less than the value of the fund’s holdings when you sell those shares. While the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or other market participants, or during periods of significant market volatility, may result in trading prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. If market makers exit the business or are unable to continue making markets in fund’s shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). The market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialist, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that shares may trade at a discount to the fund’s NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares. There are various methods by which investors can purchase and sell shares of the fund and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the fund.
In addition, the securities held by the fund may be traded in markets that close at a different time than the exchange on which the fund’s shares trade. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when an exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. More generally, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s market price. The bid-ask spread varies over time for shares of the fund based on the fund’s trading volume and market liquidity, and is generally lower if the fund has substantial trading volume and market liquidity, and higher if the fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The fund’s bid-ask spread may also be impacted by the liquidity of the underlying securities held by the fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities. If the markets for the fund’s portfolio securities experience decreased liquidity, the trading markets for the fund’s shares may also become less liquid with corresponding widening in the bid-ask spreads and differences between the market price and NAV of the fund’s shares. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund at NAV. In addition, transactions by large shareholders may account for a large percentage of the trading volume on an exchange and may, therefore, have a material effect on the market price of the fund’s shares.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers, index provider or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ or index provider’s assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers or index provider may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective.
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Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers or index provider could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, index provider, fund counterparties, issuers of securities held by the fund or other market participants.
Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of the fund’s service providers, index provider or counterparties, issuers of securities held by the fund or other market participants or data within them. In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data.
Cyber-attacks, disruptions, or failures may adversely affect the fund and its shareholders or cause reputational damage and subject the fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. In addition, cyber-attacks, disruptions, or failures involving a fund counterparty could affect such counterparty’s ability to meet its obligations to the fund, which may result in losses to the fund and its shareholders. Similar types of operational and technology risks are also present for issuers of securities held by the fund, which could have material adverse consequences for such issuers, and may cause the fund’s investments to lose value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.
For example, the fund relies on various sources to calculate its NAV. Therefore, the fund is subject to certain operational risks associated with reliance on third party service providers and data sources. NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of the fund’s NAV and/or the inability to calculate NAV over extended time periods. The fund may be unable to recover any losses associated with such failures.
Non-diversification risk. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as Authorized Participants (“APs”). Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described in the section of this Prospectus entitled “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Geographic focus risk. Focusing investments in a single country or few countries, or regions, involves increased political, regulatory and other risks. Market swings in such a targeted country, countries or regions are likely to have a greater effect on fund performance than they would in a more geographically diversified fund.
Risks related to investing in Asia. Investment in securities of issuers in Asia involves risks and special considerations not typically associated with investment in the US securities markets. Certain Asian economies have experienced over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports and economic recessions. Economic events in any one Asian country can have a significant effect on the entire Asian region as well as on major trading partners outside Asia, and any adverse effect on some or all of the Asian countries and regions in which the fund invests. The securities markets in some Asian economies are relatively underdeveloped and may subject the fund to higher action costs or greater uncertainty than investments in more developed securities markets. Such risks may adversely affect the value of the fund’s investments.
Governments of many Asian countries have implemented significant economic reforms in order to liberalize trade policy, promote foreign investment in their economies, reduce government control of the economy and develop market mechanisms. There can be no assurance these reforms will continue or that they will be effective. Despite reform and privatizations, significant regulation of investment and industry is still pervasive in many Asian countries and may restrict foreign ownership of domestic corporations and repatriation of assets, which may adversely affect fund investments. Governments in some Asian countries are authoritarian in nature, have been installed or removed as a result of military coups or have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection have led to social turmoil, violence and labor unrest in some countries. Unanticipated or sudden political or social developments may result in sudden and
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significant investment losses. Investing in certain Asian countries involves risk of loss due to expropriation, nationalization, or confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested.
Some countries and regions in which the fund invests have experienced acts of terrorism or strained international relations due to territorial disputes, historical animosities or other defense concerns. For example, North and South Korea each have substantial military capabilities, and historical local tensions between the two countries present the risk of war. Any outbreak of hostilities between the two countries could have a severe adverse effect on the South Korean economy and securities markets. These and other security situations may cause uncertainty in the markets of these geographic areas and may adversely affect the performance of local economies.
Derivatives risk. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Risks associated with derivatives may include the risk that the derivative is not well correlated with the underlying asset, security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation, which risk may be heightened in derivative transactions entered into “over-the-counter” (i.e., not on an exchange or contract market); and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund’s exposure to the market and magnify potential losses.
There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.
Futures risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return and the potential loss from futures can exceed the fund’s initial investment in such contracts.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. A delay in the recovery of loaned securities could interfere with the fund’s ability to vote proxies or settle transactions. Delayed settlement may limit the ability of the fund to reinvest the proceeds of a sale of securities or prevent the fund from selling securities at times that may be appropriate to track the Underlying Index. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities, or a decline in the value of any investments made with cash collateral or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the securities.
Xtrackers US National Critical Technologies ETF
Investment Objective
The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the Solactive Whitney U.S. Critical Technologies Index.
Principal Investment Strategies
The Solactive Whitney U.S. Critical Technologies Index (the “Underlying Index”) is a market-capitalization weighted index, subject to caps on the weighting of individual companies, that is designed to track companies that support critical emerging technologies across the U.S. and its allies by selecting companies from a defined investment universe that satisfy key criteria related to their association with critical technology sectors and their geopolitical risk rating, each as further described below. The Underlying Index’s investment universe is derived from large and mid-cap companies in developed market countries included in the Solactive GBS Developed Markets Large & Mid Cap USD Index (the “Parent Index”). Companies are eligible for inclusion in the Underlying Index if (i) they are associated with one of 14 critical technology sectors and (ii) they receive a sufficiently high Geostrategic Risk Rating score, each as determined pursuant to index selection criteria developed by J.H. Whitney Data Services LLC (“J.H. Whitney” or the “Index Selection Party”). The index selection criteria are based in part on critical technology areas established by the U.S. Department of Defense (“DoD”). The Underlying Index and the Parent Index are owned, calculated, administered and published by Solactive AG (“Solactive” or the “Index Provider”).
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Summary of Underlying Index Construction
When constructing the Underlying Index, the Index Provider starts with the Parent Index, which constitutes the pool from which the Underlying Index’s constituent securities are chosen. J.H. Whitney then selects the Underlying Index’s constituent securities from the Parent Index by applying the constituent selection rules described below. J.H. Whitney revises the composition of the Underlying Index thirteen business days before every scheduled Underlying Index rebalance day (disregarding any potential change in the rebalance day) (each such day, a “Selection Day”). The Underlying Index is scheduled to rebalance on the second Thursday of the months of February, May, August and November.
Selection of Underlying Index Constituent Securities
Starting from the Underlying Index’s investment universe, J.H. Whitney follows a two-step process to select individual securities for the Underlying Index.
First, J.H. Whitney uses a critical technology screen to select companies that are associated with one of 14 critical technology sectors by mapping each of the 14 critical technology sectors to Standard Industrial Classification (“SIC”) codes. SIC codes are numerical codes assigned by the U.S. government that categorize the industries to which companies belong, while also organizing industries by their business activities. The critical technology sectors are based on the 14 critical technology areas established by the Office of the Undersecretary of Defense Research & Engineering (“OUSD(R&E)”), a division of the DoD, and are deemed to be vital to maintaining the national security of the United States today and in the future. The 14 critical technology areas as defined by the OUSD(R&E) are (i) biotechnology, (ii) quantum science, (iii) future generation wireless technology, (iv) advanced materials, (v) trusted artificial intelligence & autonomy, (vi) integrated network system-of-systems, (vii) microelectronics, (viii) space technology, (ix) energy resilience, (x) advanced computing & software, (xi) human-machine interfaces, (xii) directed energy, (xiii) hypersonics and (xiv) integrated sensing and cyber. As the OUSD(R&E)'s technology strategy evolves and technologies change, the OUSD(R&E) may update its critical technology priorities and the Underlying Index critical technology screens will update accordingly.
A company will pass the critical technology screen and be eligible for inclusion in the Underlying Index if (i) its primary SIC code is mapped to one of the 14 critical technology sectors or (ii) a secondary SIC code assigned to the company is mapped to one of the 14 critical technology sectors and J.H. Whitney determines such secondary classification warrants inclusion in the Underlying Index.
Second, J.H. Whitney assigns each company that passes the critical technology screen a Geostrategic Risk Rating score using a proprietary model that quantifies the relative level of risk that individual companies may face as a result of geopolitical activities, including, economic sanctions, national industrial policy actions, national regulatory actions and other economic strategic competition actions taken by the U.S. and adversarial nations. The model aims to quantify the measure of entanglement that companies share with nation-states that are defined as “adversarial” in the Annual Threat Assessment of the U.S. Intelligence Community published by the Office of the Director of National Intelligence.
The model assesses publicly available company-reported and government-reported data and assigns scores for each company for the following 10 weighted-factors: (i) country of incorporation, (ii) ownership by country, (iii) geographic revenue, (iv) geographic assets, (v) joint ventures, (vi) customers, (vii) suppliers, (viii) strategic alliances, (ix) board memberships and (x) inclusion on the System for Award Management (“SAM”) exemption list. The SAM exemption list is maintained by the U.S. government to deny government contracts to entities that have engaged in negative activities such as contract nonfulfillment, being agents of a foreign government, or participating in other illicit and/or negligent activities. Each such company is assigned a Geostrategic Risk Rating score (“Geostrategic Risk Rating Score”) based on J.H. Whitney’s proprietary model. Each company will receive a risk-based score of 1 (high-risk), 2 (neutral), or 3 (low-risk) for each of the 10 factors, based on their activities in high-risk, neutral or Five Eyes (“FVEY”) countries. The FVEY countries are the United States, United Kingdom, Canada, Australia and New Zealand, which are assigned a “3” weighting. A final score is determined based on the weighted average of the score for each of the 10 factors. Companies with lower geopolitical risk are assigned a higher score, and companies must meet a minimum score of 2.3 for inclusion in the Underlying Index.
Specific cutoffs for determining the risk-based score for each factor are determined by J.H. Whitney, as Index Selection Party, based on an analysis of industry classification, DoD policies and market research that requires continuous refinement by J.H. Whitney.
Weighting of Underlying Index Constituent Securities
On each Selection Day, each qualifying Underlying Index constituent security is assigned a weight according to the share class-specific free float market capitalization, calculated as the multiplication of the shares outstanding in free float (as sourced from data vendors) with the closing price of the share class as of the respective Selection Day. The individual weight of each constituent security is capped at 5.00%, with a minimum weight of 0.05%.
Underlying Index Rebalancing
The Underlying Index is scheduled to rebalance on the second Thursday of the months of February, May, August and November (each such day, a “Rebalance Day”), assuming such day is a trading day at the New York Stock Exchange, the London Stock Exchange, the EUREX
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Exchange and the Tokyo Stock Exchange (an “Eligible Rebalance Day”). If that day is not an Eligible Rebalance Day, the Rebalance Day will be the immediately following Eligible Rebalance Day.
The fund changes its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s quarterly rebalancing schedule will result in corresponding changes to the fund’s schedule of portfolio changes. Any changes made to the Underlying Index in between scheduled rebalancings (e.g., in the event of a corporate action) also will result in corresponding changes to the fund’s portfolio.
During extraordinary market conditions, the Index Provider may delay any scheduled rebalancing of the Underlying Index. During any such delay it is possible that the Underlying Index will deviate from the Underlying Index’s stated methodology.
As of July 28, 2025, the most recent Underlying Index Selection Day, there were 1,416 constituent companies in the Parent Index, 502 of which were identified by the critical technology screen and 218 of which demonstrated a Geostrategic Risk Rating equal to or more than 2.3 (the minimum score for inclusion in the Underlying Index). Following the most recent Rebalance Day on August 14, 2025, the Underlying Index was composed of 217 constituent securities as of August 15, 2025.
The fund uses a full replication indexing strategy to seek to track the Underlying Index. As such, the fund invests directly in the component securities of the Underlying Index in substantially the same weightings in which they are represented in the Underlying Index. If it is not possible for the fund to acquire component securities due to limited availability or regulatory restrictions, the fund may use a representative sampling indexing strategy to seek to track the Underlying Index instead of a full replication indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield), and liquidity measures similar to those of the Underlying Index. The fund may or may not hold all of the securities in the Underlying Index when using a representative sampling indexing strategy. In addition, the fund may not hold all of the securities in the Underlying Index pursuant to the Advisor's controversial weapons policy, as described below.
In addition, subject to the limitations described below, an Underlying Index constituent security may be eliminated or excluded from the fund’s portfolio if it is issued by a “controversial weapons company” as determined under the Advisor’s controversial weapons policy (a “CW Company”). As a general matter, any company involved in the production of controversial weapons, the production of controversial weapons delivery devices and/or the deliberate and knowing production of primary key components of controversial weapons could be considered a CW Company under the policy. For example, a company involved with landmines, cluster munitions, biological weapons, chemical weapons or certain nuclear weapons could be considered a CW Company under the controversial weapons policy. A security issued by a CW Company (a “CW Security”) would only be eliminated or excluded from the fund’s portfolio if portfolio management determines that its elimination or exclusion would not materially affect the fund’s ability to track the Underlying Index. This materiality calculation involves quantifying the impact of removing or excluding the CW Security (or CW Securities, if more than one) on the forecasted tracking error of the fund’s holdings. If portfolio management determines that the CW Security (or CW Securities) may be eliminated or excluded from the fund’s portfolio, it will typically seek to minimize transaction costs by implementing the change when the Underlying Index rebalances. The Advisor’s identification and removal or exclusion of CW Securities is independent of the Underlying Index’s stated methodology and will not be reflected in the composition of the Underlying Index.
The fund will invest at least 80% of its total assets (but typically far more) in component securities (including depositary receipts in respect of such securities) of the Underlying Index. Due to regulatory changes, effective June 11, 2026, the fund will replace this 80% investment policy and related disclosures set forth in this prospectus. Specifically, effective June 11, 2026, under normal circumstances, the fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in component securities (including depositary receipts in respect of such securities) of the Underlying Index. Derivative instruments that provide exposure to the investments above or exposure to one or more market risk factors associated with such investments are included in the fund’s 80% investment policy, consistent with the fund’s investment policies and limitations with respect to investments in derivatives. In addition, the fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities issued by companies that are associated with US critical technology areas established by the DoD (based on the Underlying Index’s criteria as summarized in this Prospectus).
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of July 31, 2025, a significant percentage of the Underlying Index was comprised of issuers in the information technology, communication services and health care sectors.
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As of July 31, 2025, the Underlying Index consisted of 222 securities, with an average market capitalization of approximately $134.45 billion and a minimum market capitalization of approximately $2.17 billion from issuers in the following countries (may represent country of domicile): Australia, Canada, Chile, Denmark, France, Ireland, Israel, Japan, Jordan, Netherlands, New Zealand, Spain, Switzerland, the United Kingdom, the United States and Zambia. As of July 31, 2025, a significant percentage of the Underlying Index was comprised of issuers from the United States. The fund’s exposure to particular sectors and countries may change over time to correspond to changes in the Underlying Index.
While the fund is currently classified as “non-diversified” under the Investment Company Act of 1940, it may operate as or become classified as “diversified” over time. The fund could again become non-diversified solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. Shareholder approval will not be sought when the fund crosses from diversified to non-diversified status under such circumstances.
The fund or securities referred to herein are not sponsored, endorsed, issued, sold or promoted by Solactive, and Solactive bears no liability with respect to the fund or securities or any index on which the fund or securities are based.
Derivatives. The fund may invest in derivatives, which are financial instruments whose performance is derived, at least in part, from the performance of an underlying asset, security or index. In particular, portfolio management generally may use futures contracts, stock index futures, options on futures, swap contracts and other types of derivatives in seeking performance that corresponds to the Underlying Index and will not use such instruments for speculative purposes. A futures contract is a standardized exchange-traded agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time.
Securities lending. The fund may lend securities (up to one-third of total assets) to approved institutions, such as registered broker-dealers, pooled investment vehicles, banks and other financial institutions. In connection with such loans, the fund receives liquid collateral in an amount that is based on the type and value of the securities being lent, with riskier securities generally requiring higher levels of collateral.
Additional Underlying Index Information
As described above, the Underlying Index is a market-capitalization weighted index, subject to caps on individual companies, that is designed to track large- and mid-cap companies that are associated with critical technology sectors and that meet a minimum Geostrategic Risk Rating Score. The Underlying Index’s investment universe is derived from large and mid-cap companies in developed market countries included in the Parent Index. Companies are eligible for inclusion in the Underlying Index if (i) they are associated with one of 14 critical technology sectors and (ii) they receive a sufficiently high Geostrategic Risk Rating Score, each as determined pursuant to index selection criteria developed by J.H. Whitney. J.H. Whitney’s process for selecting Underlying Index constituent securities is described in greater detail below.
Selection of Underlying Index Constituent Securities
Starting from the Underlying Index’s investment universe, J.H. Whitney follows a two-step process to select individual securities for the Underlying Index.
Step 1: Critical Technology Screen
First, J.H. Whitney uses a critical technology screen to select companies from the Underlying Index’s index universe that are associated with one of 14 critical technology sectors by mapping each of the 14 critical technology sectors to SIC codes. The mapping of the critical technology sectors to SIC codes is as follows:
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Advanced Materials:
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Abrasive, Asbestos, and Miscellaneous Nonmetallic Mineral Products
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Chemicals and Allied Products
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Industrial Organic Chemicals
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Metals and Minerals, Except Petroleum
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Miscellaneous Chemical Products
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Miscellaneous Plastics Products
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Plastics Materials and Synthetic Resins, Synthetic Rubber, Cellulosic and Other Manmade Fibers, Except Glass
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Plastics Materials, Synthetic Resins, and Nonvulcanizable Elastomers
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Metal Mining
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Industrial Inorganic Chemicals
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Advanced Computing & Software:
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Computer Processing and Data Preparation and Processing Services
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Prepackaged Software
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Biotechnology:
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Biological Products, Except Diagnostic Substances
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Commercial Physical and Biological Research
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Electromedical and Electrotherapeutic Apparatus
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In Vitro and In Vivo Diagnostic Substances
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Laboratory Analytical Instruments
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Medical Laboratories
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Medicinal Chemicals and Botanical Products
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Pharmaceutical Preparations
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Directed Energy:
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Electronic Components, Not Elsewhere Classified
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Electronic Parts and Equipment, Not Elsewhere Classified
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Instruments for Measuring and Testing of Electricity and Electrical Signals
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Optical Instruments and Lenses
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Printed Circuit Boards
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Special Industry Machinery, Not Elsewhere Classified
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Human-Machine Interfaces:
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Electrical Industrial Apparatus
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Electronic and Other Electrical Equipment and Components, Except Computer Equipment
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Industrial Instruments for Measurement, Display, and Control of Process Variables; and Related Products
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Switchgear and Switchboard Apparatus
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General Industrial Machinery and Equipment
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General Industrial Machinery and Equipment, Not Elsewhere Classified
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Hypersonics:
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Aircraft
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Aircraft and Parts
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Aircraft Parts and Auxiliary Equipment, Not Elsewhere Classified
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Engines and Turbines
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Guided Missiles and Space Vehicles
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Guided Missiles and Space Vehicles and Parts
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Aircraft Engines and Engine Parts
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Integrated Network System-of-Systems:
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Communications Services, Not Elsewhere Classified
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Machinery, Equipment, and Supplies
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Radiotelephone Communications
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Computer Communications Equipment
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Cable and Other Pay Television Services
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Integrated Sensing and Cyber:
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Communications Equipment, Not Elsewhere Classified
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Computer Peripheral Equipment, Not Elsewhere Classified
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Computer Integrated Systems Design
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Microelectronics:
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Air-Conditioning and Warm Air Heating Equipment and Commercial and Industrial Refrigeration Equipment
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Computer Programming Services
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Electronic Connectors
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Photographic Equipment and Supplies
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Semiconductors and Related Devices
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Quantum Science:
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Electronic Computers
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Search, Detection, Navigation, Guidance, Aeronautical, and Nautical Systems and Instruments
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Renewable Energy Generation and Storage:
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Cogeneration Services and Small Power Producers
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Electric Services
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Electronic Components and Accessories
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Motors and Generators
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Power, Distribution, and Specialty Transformers
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Petroleum Refining
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Space Technology:
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Air Transportation, Nonscheduled
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Airports, Flying Fields, and Airport Terminal Services
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Arrangement of Transportation of Freight and Cargo
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Industrial and Commercial Machinery and Computer Equipment
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Printing Trades Machinery and Equipment
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Transportation Services
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Trusted Artificial Intelligence & Autonomy:
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Computer Programming, Data Processing, and Other Computer Related Services
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Measuring and Controlling Devices, Not Elsewhere Classified
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Miscellaneous Electrical Machinery, Equipment, and Supplies
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Motor Vehicle Parts and Accessories
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Motor Vehicles and Passenger Car Bodies
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Future Generation Wireless Technology:
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Heavy Construction Other Than Building Construction Contractors
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Radio and Television Broadcasting and Communications Equipment
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Telephone and Telegraph Apparatus
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Telephone Communications
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Telephone Communications, Except Radiotelephone
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Water, Sewer, Pipeline, and Communications and Power Line Construction
Step 2: Geostrategic Risk Rating Score
In Step 2, each screened company is assigned a Geostrategic Risk Rating Score based on the Index Selection Party’s proprietary model. Each company will receive a risk-based score of 1 (high-risk), 2 (neutral), or 3 (low-risk) for each of the 10 factors, based on their activities in high-risk, neutral or Five Eyes (“FVEY”) countries. The FVEY countries are the United States, United Kingdom, Canada, Australia and New Zealand, which are assigned a “3” weighting. As of July 25, 2024, the most recent Index Selection Day, the high-risk countries were China (including Hong Kong), Russia, North Korea and Iran, which are assigned a “1” rating. All other countries are assigned as neutral, which are assigned a “2” rating. A final score is determined based on the weighted average of the score for each of the 10 factors. A company must be assigned a final score of greater than or equal to 2.3 to be eligible for inclusion in the Underlying Index. Specific cutoffs for determining the risk-based score for each factor are determined by J.H. Whitney, as Index Selection Party, based on an analysis of industry classification, DoD policies and market research that requires continuous refinement by J.H. Whitney.
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The following are the 10 factors used to determine a company’s Geostrategic Risk Rating Score:
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Ownership by Country: (8.89% weight). This factor focuses on the location of the relevant company’s shareholders. A company will be assigned a rating of (1) (high risk), (2) (neutral) or (3) (FVEY) based on the location of the company’s shareholders, as determined by the Index Selection Party pursuant to criteria it develops based on an analysis of industry classification, DoD policies and market research.
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Country of Incorporation: (~20% weight). This factor focuses on where the relevant company is incorporated. Companies with U.S. or FVEY incorporations are likely to be more resilient in the face of evolving geopolitical risks. For example, if the company is incorporated in a high-risk country it is assigned a score of (1), if in a FVEY country it is assigned a score of (3) and if in other countries it is assigned a score of (2).
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Geographic Revenue: (8.89% weight). This factor focuses on whether the relevant company is dependent on revenue streams from high-risk countries. A company will be assigned a rating of (1) (high risk), (2) (neutral) or (3) (FVEY) based on the geographical sources of the company’s revenue as determined by the Index Selection Party pursuant to criteria it develops based on an analysis of industry classification, DoD policies and market research.
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Geographic Assets: (8.89% weight). This factor focuses on whether the relevant company owns assets, or makes capital expenditures, that are concentrated in high-risk countries. A company will be assigned a rating of (1) (high risk), (2) (neutral) or (3) (FVEY) based on the location of the company’s assets and capital expenditures as determined by the Index Selection Party pursuant to criteria it develops based on an analysis of industry classification, DoD policies and market research.
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Customers: (8.89% weight). This factor focuses on the concentration (geographic and otherwise) of the relevant company’s customers. Resilient companies have a diversified customer base. Non-resilient companies are dependent on a small group of customers or have a large concentration of customers in high-risk countries. A company will be assigned a rating of (1) (high risk), (2) (neutral) or (3) (FVEY) based on the location of the company’s customers as determined by the Index Selection Party pursuant to criteria it develops based on an analysis of industry classification, DoD policies and market research.
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Suppliers: (8.89% weight). This factor focuses on the concentration (geographic and otherwise) of the relevant company’s suppliers. Resilient companies have a diversified group of suppliers. Non-resilient companies are dependent on a small group of suppliers or have a large concentration of suppliers in high- risk countries. A company will be assigned a rating of (1) (high risk), (2) (neutral) or (3) (FVEY) based on the location of the company’s suppliers as determined by the Index Selection Party pursuant to criteria it develops based on an analysis of industry classification, DoD policies and market research.
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Board Memberships: (8.89% weight). This factor focuses on risks posed by the composition of the relevant company’s Board of Directors. Companies with Board members who are also members of the Board of Directors of other resilient companies are scored high. Companies with Board members who also serve on Boards of companies in high-risk countries are scored low. A company will be assigned a rating of (1) (high risk), (2) (neutral) or (3) (FVEY) based on the composition of the company’s Board of Directors; in particular, whether Board members are also Board members of other companies that are incorporated in high risk, neutral or FVEY as determined by the Index Selection Party pursuant to criteria it develops based on an analysis of industry classification, DoD policies and market research.
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Joint Ventures: (8.89% weight). This factor focuses on risks posed by the relevant company’s participation in joint ventures. Joint ventures pose a risk of technology transfer that could result in loss by a participant of future market share from a new competitor. Because this risk causes a company to be deemed not resilient for the long-term purposes of government spending, companies that participate in joint ventures in high-risk countries, or with companies that are located in high-risk countries, are scored low. A company will be assigned a rating of (1) (high risk), (2) (neutral) or (3) (FVEY) based on the location of the company’s joint ventures or joint venture partners (if any) as determined by the Index Selection Party pursuant to criteria it develops based on an analysis of industry classification, DoD policies and market research.
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Strategic Alliances: (8.89% weight). This factor focuses on risks posed by the relevant company’s participation in strategic alliances. Strategic alliances pose a risk of technology transfer that could result in loss by a participant of future market share from a new competitor. Because this risk causes a company to be deemed not resilient for the long-term purposes of government spending, companies that participate in such alliances in high-risk countries, or with companies that are located in high-risk
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countries, are scored low. A company will be assigned a rating of (1) (high risk), (2) (neutral) or (3) (FVEY) based on the location of the company’s strategic alliances or the location of companies that it forms such strategic alliances with (if any) as determined by the Index Selection Party pursuant to criteria it develops based on an analysis of industry classification, DoD policies and market research.
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SAM Exemption List: (8.89% weight). This factor focuses on whether the relevant company appears on the System for Award Management (“SAM”) exemption list. The SAM exemption list is created and maintained by the U.S. government to deny government contracts to entities that have engaged in negative activities such as contract non-fulfillment, being agents of a foreign government or participating in other illicit and/or negligent activities. If a company appears on the SAM exemption list, it is assigned a low score of (1). Otherwise, it is assigned a score of (3).
The risk-based score for each factor is determined by the Index Selection Party based on industry classification, DoD polices and market research. Each company will receive a risk-based score of 1 (high-risk), 2 (neutral), or 3 (low-risk) for each of the 10 factors above. A final score is determined based on the weighted average of the score for each of the 10 factors. A company must be assigned a final score of greater than or equal to 2.3 to be eligible for inclusion in the Underlying Index.
In this second step, securities from companies that are assigned a sufficiently high combined score based on the above evaluation are selected for the final Underlying Index, upon confirmation that those companies are also active in critical technology sectors, as described in Step 1 above.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Critical technologies risk. Companies involved in the critical technologies represented in the Underlying Index may be subject to a significant amount of governmental regulation, and changes in governmental policies and the need for regulatory approvals may have a material adverse effect on the critical technologies and the companies involved with them. Certain critical technologies could face increasing regulatory scrutiny in the future, which may limit the development of some or all of these technologies and impede the growth of companies that develop and/or utilize those technologies. Some or all of the critical technologies represented in the Underlying Index may receive direct or indirect government support, such as subsidies, tariffs or other targeted financial and/or regulatory programs. Such government support may be insufficient, may not achieve the desired effects or may even have counterproductive effects for the applicable critical technologies. Companies involved in critical technologies are subject to risks of new technologies and competitive pressures and are heavily dependent on patents and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Companies in which the Fund invests may rely, in part, on patent, trade secret and trademark law to protect that technology, but competitors may misappropriate their intellectual property, and disputes as to ownership of intellectual property may arise. Consequently, companies in which the Fund invests may, from time to time, be required to institute litigation in order to enforce their patents, copyrights or other intellectual property rights, to protect their trade secrets, to determine the validity and scope of the proprietary rights of others or to defend against claims of infringement. Such litigation could result in substantial costs and diversion of resources. Similarly, if a company is found to infringe upon or misappropriate a third-party’s patent or other proprietary rights, that company could be required to pay damages to such third-party, alter its own products or processes, obtain a license from the third-party and/or cease activities utilizing such proprietary rights, including making or selling products utilizing such proprietary rights. There can be no assurance these companies will be able to successfully protect their intellectual property to prevent the misappropriation of their technology, or that competitors will not develop technology that is substantially similar or superior to such companies’ technology. Companies in certain critical technologies may rely to a large extent on U.S. (and other) Government demand for their products and services and may be significantly affected by changes in government regulations and spending, as well as economic conditions and industry consolidation. Companies involved in critical technologies may engage in significant amounts of spending on research and development and mergers and acquisitions, and there is no guarantee that the products or services produced by these companies will be successful. Critical technology companies are potential targets for cyberattacks, which can have a materially adverse impact on the performance of these companies. The critical technologies identified by OUSD(R&E) and reflected in the Underlying Index methodology may not be the technologies which prove most critical for future development. Some or all of the critical technologies may not advance sufficiently to fulfill expectations with respect to their benefits and companies which are involved in such technologies may not succeed, which could have a material adverse effect on the fund’s returns. The Underlying
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Index’s methodology may not successfully identify those companies who will most benefit from or advance the applicable critical technologies.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. High market volatility may also result from significant shifts in momentum of one or more specific stocks due to unusual increases or decreases in trading activity. Momentum can change quickly, and securities subject to shifts in momentum may be more volatile than the market as a whole and returns on such securities may drop precipitously. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Market disruption risk. Economies and financial markets throughout the world have become increasingly interconnected, which has increased the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. This includes reliance on global supply chains that are susceptible to disruptions resulting from, among other things, war and other armed conflicts, tariffs, extreme weather events, and natural disasters. Such supply chain disruptions can lead to, and have led to, economic and market disruptions that have far-reaching effects on financial markets worldwide. The value of the fund’s investments may be negatively affected by adverse changes in overall economic or market conditions, such as the level of economic activity and productivity, unemployment and labor force participation rates, inflation or deflation (and expectations for inflation or deflation), interest rates, demand and supply for particular products or resources including labor, debt levels and credit ratings, and trade policies, among other factors. Such adverse conditions may contribute to an overall economic contraction across entire economies or markets, which may negatively impact the profitability of issuers operating in those economies or markets. In addition, geopolitical and other globally interconnected occurrences, including war, terrorism, economic uncertainty or financial crises, contagion, tariffs and trade disputes, government debt crises (including defaults or downgrades) or uncertainty about government debt payments, government shutdowns, public health crises, natural disasters, supply chain disruptions, climate change and related events or conditions, have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Adverse market conditions or disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by adverse market conditions or a particular market disruption, the duration and effects may not be the same for all types of assets.
Current military and other armed conflicts in various geographic regions, including those in Europe and the Middle East, can lead to, and have led to, economic and market disruptions, which may not be limited to the geographic region in which the conflict is occurring. Such conflicts can also result, and have resulted in some cases, in sanctions being levied by the United States, the European Union and/or other countries against countries or other actors involved in the conflict. In addition, such conflicts and related sanctions can adversely affect regional and global energy, commodities, financial and other markets and thus could affect the value of the fund's investments. The extent and duration of any military conflict, related sanctions and resulting economic and market disruptions are impossible to predict, but could be substantial.
Other market disruption events include pandemic spread of viruses, such as the novel coronavirus known as COVID-19, which have caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions, and may adversely affect the fund and its investments.
In addition, markets are becoming increasingly susceptible to disruption events resulting from the use of new and emerging technologies to engage in cyber-attacks or to take over the websites and/or social media accounts of companies, governmental entities or public officials, or to otherwise pose as or impersonate such, which then may be used to disseminate false or misleading information that can cause volatility in financial markets or for the securities of a particular company, group of companies, industry or other class of assets.
Adverse market conditions or particular market disruptions, such as those discussed above, may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
Large-sized companies risk. Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as
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quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies. During different market cycles, the performance of large-capitalization companies has trailed the overall performance of the broader securities markets.
Medium-sized company risk. Medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on medium-sized companies, since they lack the financial resources of larger companies. Medium-sized company stocks are typically less liquid than large company stocks.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss or recognize a gain that may be distributed to shareholders as a taxable distribution. This may be magnified in circumstances where redemptions from the fund may be higher than normal.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance. The fund may become more focused in particular industries, asset classes or sectors of the economy as a result of changes in the valuation of the fund’s investments or fluctuations in the fund’s assets, and the fund is not required to reduce such exposures under these circumstances.
Information technology sector risk. To the extent that the fund invests significantly in the information technology sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the information technology sector. Information technology companies are particularly vulnerable to government regulation and policies and competition, both domestically and internationally, including competition from foreign competitors with lower production costs.
Information technology companies also face competition for services of qualified personnel. Additionally, the products of information technology companies may face obsolescence due to rapid technological development and frequent new product introduction by competitors. Finally, information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.
Communication services sector risk. To the extent that the fund invests significantly in the communication services sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the communication services sector. Companies in the communication services sector can be adversely affected by, among other things, changes in government regulation and policies, intense competition, dependency on patent protection, equipment incompatibility, changing consumer preferences, technological obsolescence, and large capital expenditures and debt burdens.
Health care sector risk. To the extent that the fund invests significantly in the health care sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the health care sector. The health care sector may be affected by government regulations and government health care programs, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many health care companies are heavily dependent on patent protection, and the expiration of a company’s patent may adversely affect that company’s profitability. Health care companies are subject to competitive forces that may result in price discounting, and may be thinly capitalized and susceptible to product obsolescence.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments, as well as US and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the fund's foreign investments, prevent the fund from realizing the full value of its foreign investments or prevent the fund from selling foreign securities it holds. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. In addition, the fund may be limited in its ability to exercise its legal rights or enforce a counterparty's legal obligations in certain jurisdictions outside of the US. The foreign investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally
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higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments. In addition, because non-US markets may be open on days when the fund does not price its shares, the value of the foreign securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Depositary receipt risk. Foreign investments in American Depositary Receipts and other depositary receipts may be less liquid than the underlying shares in their primary trading market. Certain of the depositary receipts in which the fund invests may be unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.
Passive investing risk. Unlike a fund that is actively managed, in which portfolio management buys and sells securities based on research and analysis, the fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. Because the fund is designed to maintain a high level of exposure to the Underlying Index at all times, portfolio management generally will not buy or sell a security unless the security is added or removed, respectively, from the Underlying Index, and will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Index-related risk. The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. The Index Provider may cease publication of the Underlying Index or may terminate the license agreement allowing the fund to use the Underlying Index, either of which could have a material adverse effect on the fund. Market disruptions could cause delays in the Underlying Index’s reconstitution and rebalancing schedule. During any such delay, it is possible that the Underlying Index and, in turn, the fund will deviate from the Underlying Index’s stated methodology and therefore experience returns different than those that would have been achieved under a normal reconstitution and rebalancing schedule. Generally, the Index Provider does not provide any warranty, or accept any liability, with respect to the quality, accuracy or completeness of the Underlying Index or its related data, and does not guarantee that the Underlying Index will be in line with its stated methodology. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its stated methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. The Advisor may have limited ability to detect such errors and neither the Advisor nor its affiliates provide any warranty or guarantee against such errors. Therefore, the gains, losses or costs associated with the Index Provider’s errors will generally be borne by the fund and its shareholders.
Index-related risk may be higher for a fund that tracks an index comprised of, or an index that includes, foreign securities because regulatory and reporting requirements may differ from those in the US, resulting in a heightened risk of errors in the index data, index computation and/or index construction due to unreliable, outdated or unavailable information.
Tracking error risk. The fund may be subject to tracking error, which is the divergence of the fund’s performance from that of the Underlying Index. The performance of the fund may diverge from that of the Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when reconstituting or rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure in order to track the Underlying Index. Moreover, the use of a representative sampling investment approach (i.e., investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index) may cause the fund’s return to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to
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government imposed legal restrictions or limitations, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other reasons. To the extent the fund calculates its net asset value based on fair value prices and the value of the Underlying Index is based on market prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. Tracking error risk may be heightened during times of increased market volatility or other unusual market conditions. For tax purposes, the fund may sell certain securities, and such sale may cause the fund to recognize a taxable gain or a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
Tracking error risk may be higher for funds that track indices with significant weight in foreign issuers than funds that do not track such indices. The fund may also experience operational delays in establishing the necessary accounts and required regulatory approvals to trade, which may delay the fund’s ability to hold securities.
In addition, to the extent the Advisor eliminates a CW Security (or CW Securities, if more than one) from the fund's portfolio, the elimination or exclusion of the CW Security (or CW Securities) may inhibit the fund's ability to track the Underlying Index, potentially increasing tracking error. If the Advisor misjudges whether the elimination or exclusion of a CW Security (or CW Securities) from the fund’s portfolio will materially affect the fund’s ability to track the Underlying Index, the fund may be subject to additional tracking error.
For purposes of calculating the fund’s net asset value, the value of assets denominated in non-US currencies is converted into US dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers. This conversion may result in a difference between the prices used to calculate the fund’s net asset value and the prices used by the Underlying Index, which, in turn, could result in a difference between the fund’s performance and the performance of the Underlying Index.
The need to comply with the tax diversification and other requirements of the Internal Revenue Code of 1986, as amended, relating to regulated investment companies, may also impact the fund’s ability to replicate the performance of the Underlying Index. In addition, if the fund holds other instruments that are not included in the Underlying Index, the fund’s return may not correlate as well with the returns of the Underlying Index as would be the case if the fund purchased all the securities in the Underlying Index directly. Actions taken in response to proposed corporate actions could result in increased tracking error.
Currency risk. Changes in currency exchange rates and the relative value of non-US currencies may affect the value of the fund’s investment and the value of your fund shares. Because the fund’s NAV is determined on the basis of the US dollar and the fund does not attempt to hedge against changes in the value of non-US currencies, investors may lose money if the foreign currency depreciates against the US dollar, even if the foreign currency value of the fund’s holdings in that market increases. Conversely, the dollar value of your investment in the fund may go up if the value of the foreign currency appreciates against the US dollar. The value of the US dollar measured against other currencies is influenced by a variety of factors. These factors include: interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, and global energy prices. Political instability, the possibility of government intervention and restrictive or opaque business and investment policies may also reduce the value of a country’s currency. Government monetary policies and the buying or selling of currency by a country’s government may also influence exchange rates. Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of an investment in the fund may also go up or down quickly and unpredictably and investors may lose money.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from the NAV during periods of market volatility. Differences between secondary market prices and the value of the fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities held by the fund at a particular time. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. In addition, there may be times when the market price and the value of the fund’s holdings vary significantly and you may pay more than the value of the fund’s holdings when buying shares on the secondary market, and you may receive less than the value of the fund’s holdings when you sell those shares. While the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or other market participants, or during periods of significant market volatility, may result in trading prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares
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through arbitrage opportunities, there is no guarantee that they will do so. If market makers exit the business or are unable to continue making markets in fund’s shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). The market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialist, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that shares may trade at a discount to the fund’s NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares. There are various methods by which investors can purchase and sell shares of the fund and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the fund.
In addition, the securities held by the fund may be traded in markets that close at a different time than the exchange on which the fund’s shares trade. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when an exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. More generally, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s market price. The bid-ask spread varies over time for shares of the fund based on the fund’s trading volume and market liquidity, and is generally lower if the fund has substantial trading volume and market liquidity, and higher if the fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The fund’s bid-ask spread may also be impacted by the liquidity of the underlying securities held by the fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities. If the markets for the fund’s portfolio securities experience decreased liquidity, the trading markets for the fund’s shares may also become less liquid with corresponding widening in the bid-ask spreads and differences between the market price and NAV of the fund’s shares. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund at NAV. In addition, transactions by large shareholders may account for a large percentage of the trading volume on an exchange and may, therefore, have a material effect on the market price of the fund’s shares.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers, index provider or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ or index provider’s assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers or index provider may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers or index provider could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, index provider, fund counterparties, issuers of securities held by the fund or other market participants.
Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of the fund’s service providers, index provider or counterparties, issuers of securities held by the fund or other market participants or data within them. In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data.
Cyber-attacks, disruptions, or failures may adversely affect the fund and its shareholders or cause reputational damage and subject the fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. In addition, cyber-attacks, disruptions, or failures involving a fund counterparty could affect such
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counterparty’s ability to meet its obligations to the fund, which may result in losses to the fund and its shareholders. Similar types of operational and technology risks are also present for issuers of securities held by the fund, which could have material adverse consequences for such issuers, and may cause the fund’s investments to lose value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.
For example, the fund relies on various sources to calculate its NAV. Therefore, the fund is subject to certain operational risks associated with reliance on third party service providers and data sources. NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of the fund’s NAV and/or the inability to calculate NAV over extended time periods. The fund may be unable to recover any losses associated with such failures.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as Authorized Participants (“APs”). Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described in the section of this Prospectus entitled “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Non-diversification risk. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.
If the fund becomes classified as “diversified” over time and again becomes non-diversified as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index, non-diversification risk would apply.
Geographic focus risk. Focusing investments in a single country or few countries, or regions, involves increased political, regulatory and other risks. Market swings in such a targeted country, countries or regions are likely to have a greater effect on fund performance than they would in a more geographically diversified fund.
Derivatives risk. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Risks associated with derivatives may include the risk that the derivative is not well correlated with the underlying asset, security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation, which risk may be heightened in derivative transactions entered into “over-the-counter” (i.e., not on an exchange or contract market); and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund’s exposure to the market and magnify potential losses.
There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.
Futures risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return and the potential loss from futures can exceed the fund’s initial investment in such contracts.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. A delay in the recovery of loaned securities could interfere with the fund’s ability to vote proxies or settle transactions. Delayed settlement may limit the ability of the fund to reinvest the proceeds of a sale of securities or prevent the fund from selling securities at times that may be appropriate to track the Underlying Index. The fund could also lose money in the
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event of a decline in the value of the collateral provided for the loaned securities, or a decline in the value of any investments made with cash collateral or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the securities.
Xtrackers Artificial Intelligence and Big Data ETF
Investment Objective
The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the Nasdaq Global Artificial Intelligence and Big DataTM Index.
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Nasdaq Global Artificial Intelligence and Big DataTM Index (“Underlying Index”). The Underlying Index is designed to track the performance of a selection of companies from global developed and emerging markets engaged in the following themes and sub-themes, each as defined by Nasdaq, Inc. (“Nasdaq” or “Index Provider”):
Theme: Artificial Intelligence
Sub-themes:
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Deep learning: companies involved in deep learning leverage artificial neural networks to simulate human decision-making and learning abilities
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Image recognition: companies involved in image recognition develop technologies that identify logos, places, people, objects and other variables in digital images
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Natural language processing (“NLP”): companies involved in natural language processing develop technologies to understand and respond to human-generated text inputs in a conversational manner
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Speech recognition & chatbots: companies involved in speech recognition develop technologies to analyze spoken words and translate them into text; companies involved in chatbots develop computer programs designed to simulate conversation with human users, generally to perform routine tasks
Theme: Data Computing & Processing
Sub-themes:
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Big data: companies involved in big data develop technologies designed to collect, process and analyze large amounts of data in real-time
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Cloud computing: companies involved in cloud computing deliver on-demand, scalable computing services, including servers, storage, networking, applications and analytics over the internet (the “cloud”)
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Cybersecurity: companies involved in cybersecurity develop, sell and support applications designed to safeguard organizations and their computer networks, data and users from cyberattacks
Nasdaq identifies a proprietary theme and sub-theme classification used for determining exposure to innovative technologies by analyzing millions of approved patents filed across global patent offices on a rolling 1-year basis. This patent data is used to determine the extent to which a company has intellectual property and invests in research and development in each of the sub-themes. The themes and sub-themes represented in the Underlying Index are part of a broader set of themes and sub-themes developed by Nasdaq to classify companies engaged in so-called “disruptive technologies,” or those technologies with the potential to change the way consumers, businesses or entire industries operate, as represented in the Nasdaq Global Disruptive Technology BenchmarkTM Index (“Parent Index”).
Underlying Index Construction Methodology
Underlying Index – Security Eligibility Criteria. In order to be considered for inclusion in the Underlying Index, a security must first meet the following eligibility criteria: (i) be included in the Parent Index, (ii) be listed on one of a number of global exchanges as identified by Nasdaq, (iii) have a float-adjusted market capitalization of at least $500 million, and (iv) have a six-month average daily traded value of at least $2 million.
From this initial universe, a security will be ineligible for inclusion if its issuer is identified by Sustainalytics, a global leader in sustainability research and analysis, as exhibiting any of the following Environmental, Social and Governance (“ESG”) characteristics:
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An ESG Risk Rating of 40 or higher.
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Non-compliance with the United Nations Global Compact (“UNGC”) principles and related international norms and standards, such as the Organization for Economic Cooperation and Development Guidelines and the United Nations Guiding Principles. The UNGC is a set of ten principles designed to measure whether a company operates in a manner that, at minimum, meets fundamental responsibilities in the areas of human rights, labor, environment and anti-corruption.
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Involvement (subject to ownership and/or revenue thresholds) in tobacco products, thermal coal, oil sands, controversial weapons, civilian firearms, small arms and military contracting, nuclear weapons, depleted uranium, adult entertainment or gambling.
Securities of issuers without Sustainalytics coverage are ineligible for Underlying Index inclusion until they receive such coverage.
Underlying Index – Constituent Selection and Weighting. Securities meeting all applicable Security Eligibility Criteria are considered for inclusion in the Index. Index constituents are selected according to the following steps.
First, the Index Provider calculates two scores for all eligible securities, each based on its analysis of approved patents.
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The first score is based on the number of patents a company has filed for a particular sub-theme relative to all the other sub-themes for which it has also filed patents (the “Pure Score”); and
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The second score is measured by the number of patents the company has filed for a particular sub-theme relative to the total number of patents filed by all companies for the sub-theme (the “Contribution Score”).
Once the Pure and Contribution Scores are assigned, securities are divided into comparison groups based on a cross-section of market cap segments (large, mid and small) and sub-theme. Securities which are scored below specified thresholds, as well as securities with foreign ownership limits of less than 20%, will be excluded from consideration.
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A third score is then calculated based on the number of sub-themes for which its issuing company has passed all of the eligibility criteria described above (the “Intensity Score”), with the score being higher for companies that have qualified in more sub-themes.
Securities remaining for potential inclusion are then divided into two security pools, Primary Subsector securities and Wildcard securities. All securities belonging to the following Primary Industry Classification Benchmark (“ICB;” a product of FTSE International Limited that is used under license by Nasdaq) Subsectors are identified as Primary Subsector securities: (i) Electronic Equipment: Gauges and Meters, (ii) Consumer Services: Misc., (iii) Media Agencies, (iv) Telecommunications Services, (v) Computer Services, (vi) Consumer Digital Services, (vii) Software, (viii) Computer Hardware, (ix) Semiconductors, and (x) Telecommunications Equipment. All other securities are identified as Wildcard securities. From these pools up to 100 securities are selected for inclusion in the Underlying Index, with Wildcard securities being limited to no more than five percent (rounded down to the nearest integer) of the number of securities in the Primary Subsector security pool.
From time to time, and depending on factors such as the market demand for technologies related to a particular sub- theme and corresponding changes in the number of patents relating to that sub-theme, the representation of the respective sub-themes in the Underlying Index will vary, and there is no assurance that all listed sub-themes will be represented at any given time. In addition, because inclusion in the Underlying Index is dependent primarily on a company’s Intensity Score (i.e., a measure of how many sub-themes a company has qualified for), it is possible that companies with larger market capitalizations (and therefore more capital to invest in research and development, including patent filings, across a broader product line) may be over-represented in the Underlying Index relative to those companies with smaller market capitalizations (and less capital to invest in research and development, and narrower product lines).
The Underlying Index is a modified float-adjusted company market capitalization-weighted index. This means that an index security’s’ weight is determined first by dividing its float-adjusted market capitalization (i.e., the security’s share price multiplied by the number of shares available for trading by the general public) by the total float-adjusted market capitalization of all index securities to arrive at an initial weight. Initial weights are then adjusted (modified), as necessary,so that no index security weight exceeds 4.5% at each semi-annual rebalancing.
Underlying Index – Maintenance. The Underlying Index is reconstituted semi-annually in January and July using data as of the end of November and May, respectively. The Underlying Index rebalances semi-annually in conjunction with each reconstitution, using data as of the end of December and June, respectively. Index reconstitutions and rebalancings become effective at the market open on the trading day following the third Friday of January and July. At each reconstitution, securities are evaluated using the eligibility and selection criteria described above and are added to or removed from the Underlying Index as dictated by such criteria. At each rebalancing, each security’s weight is re-calculated as described above, including application of the stated maximum weight cap. During the periods between these reconstitutions and rebalancings the Underlying Index may include securities that no longer meet the eligibility and selection requirements (and exclude securities that do meet the requirements), and individual security weights may exceed the 4.5% limit due to market movements.
The Fund’s Investment Strategy
The fund uses a full replication indexing strategy to seek to track the Underlying Index. As such, the fund invests directly in the component securities of the Underlying Index in substantially the same weightings in which they are represented in the Underlying Index. If it is not possible for the fund to acquire component securities due to limited availability or regulatory restrictions, the fund may use a representative sampling indexing strategy to seek to track the Underlying Index instead of a full replication indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield), and liquidity measures similar to those of the Underlying Index. The fund may or may not hold all of the securities in the Underlying Index when using a representative sampling indexing strategy. In addition, the fund may not hold all of the securities in the Underlying Index pursuant to the Advisor's controversial weapons policy, as described below.
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In addition, subject to the limitations described below, an Underlying Index constituent security may be eliminated or excluded from the fund’s portfolio if it is issued by a “controversial weapons company” as determined under the Advisor’s controversial weapons policy (a “CW Company”). As a general matter, any company involved in the production of controversial weapons, the production of controversial weapons delivery devices and/or the deliberate and knowing production of primary key components of controversial weapons could be considered a CW Company under the policy. For example, a company involved with landmines, cluster munitions, biological weapons, chemical weapons or certain nuclear weapons could be considered a CW Company under the controversial weapons policy. A security issued by a CW Company (a “CW Security”) would only be eliminated or excluded from the fund’s portfolio if portfolio management determines that its elimination or exclusion would not materially affect the fund’s ability to track the Underlying Index. This materiality calculation involves quantifying the impact of removing or excluding the CW Security (or CW Securities, if more than one) on the forecasted tracking error of the fund’s holdings. If portfolio management determines that the CW Security (or CW Securities) may be eliminated or excluded from the fund’s portfolio, it will typically seek to minimize transaction costs by implementing the change when the Underlying Index rebalances. The Advisor’s identification and removal or exclusion of CW Securities is independent of the Underlying Index’s stated methodology and will not be reflected in the composition of the Underlying Index.
The fund will invest at least 80% of its total assets (but typically far more) in component securities (including depositary receipts in respect of such securities) of the Underlying Index. Due to regulatory changes, effective June 11, 2026, the fund will replace the 80% investment policy and related disclosures set forth in this prospectus. Specifically, effective June 11, 2026, under normal circumstances, the fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in component securities (including depositary receipts in respect of such securities) of the Underlying Index. Derivative instruments that provide exposure to the investments above or exposure to one or more market risk factors associated with such investments are included in the fund’s 80% investment policy, consistent with the fund’s investment policies and limitations with respect to investments in derivatives. As of July 31, 2025, the Underlying Index consisted of 89 securities, with an average market capitalization of approximately $272.67 billion and a minimum market capitalization of approximately $1.12 billion, from issuers in the following countries (may reflect country of domicile): Canada, China, Finland, France, Germany, Israel, Japan, South Korea, Taiwan, the United Kingdom and the United States. As of July 31, 2025, the Underlying Index was substantially comprised of securities of issuers from the United States.
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of July 31, 2025, a significant percentage of the Underlying Index was comprised of issuers in the information technology and communication services sectors. The fund’s exposure to particular countries and sectors may change over time to correspond to changes in the Underlying Index.
Under normal circumstances, the Underlying Index is reconstituted and rebalanced semi-annually, effective at the market open on the trading day following the third Friday of January and July. The fund changes its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s reconstitution and rebalancing schedule will result in corresponding changes to the fund’s schedule of portfolio changes. Any changes made to the Underlying Index in between scheduled reconstitutions and rebalancings (e.g., in the event of a corporate action) also will result in corresponding changes to the fund’s portfolio.
The Underlying Index is sponsored by Nasdaq, which is independent of the fund and the Advisor. The Index Provider develops the Underlying Index methodology and determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. For additional details regarding the Underlying Index, including announcements and changes to the Underlying Index methodology, please see Nasdaq’s website (the website does not form part of this prospectus). The fund or securities referred to herein are not sponsored, endorsed, issued, sold or promoted by Nasdaq, and Nasdaq bears no liability with respect to the fund or securities or any index on which the fund or securities are based.
While the fund is currently classified as “non-diversified” under the Investment Company Act of 1940, it may operate as or become classified as “diversified” over time.
Additional Underlying Index Information
As described above, the Underlying Index is a modified float-adjusted company market capitalization-weighted index designed to track the performance of a selection of companies engaged in the themes of artificial intelligence and data computing and processing, and the sub-themes of deep learning, image recognition, natural language processing, speech recognition and chatbots, big data, cloud computing and cybersecurity. These sets of themes and sub-themes are part of a broader set of themes and sub-themes that make up the Nasdaq Global Disruptive Technology BenchmarkTM Index (“Parent Index”). The Parent Index is designed to track the performance of a selection of companies engaged in so-called “disruptive technologies,” those being artificial intelligence, robotics, automotive innovation, healthcare innovation, new energy and environment, internet of things, and data computing
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and processing. Nasdaq identifies a proprietary theme and sub-theme classification used for determining exposure to innovative technologies by analyzing millions of approved patents filed across global patent offices on a rolling 1-year basis. This patent data is used to determine the extent to which a company has intellectual property and invests in research and development in each of the themes and related sub-themes.
To be included in the Parent Index, (i) a security’s issuer must be identified by Nasdaq as involved in at least one of the sub-themes covered by the index, and (ii) either must be included in the Nasdaq Global Index or must be listed on an exchange operated under Nasdaq – All Markets, New York Stock Exchange, Inc., or Cboe Global Markets Inc., as of each index reconstitution reference date. One security per issuer is permitted. If an issuer has multiple otherwise-eligible securities, the security with the highest three-month average daily traded value generally is considered for possible inclusion in the Index. If an issuer has multiple otherwise-eligible securities, one of which is an existing index security, the existing index security generally is considered for inclusion even if it does not have the highest three-month average daily traded value.
The sub-themes and the corresponding constituent securities of the Underlying Index are derived from the Parent Index’s themes of artificial intelligence and data computing and processing, subject to the market capitalization and trading volume criteria described above. In addition, to be eligible for inclusion in the Underlying Index, a security must (i) be listed on an eligible global exchange and (ii) meet certain ESG criteria, as more fully described below.
ESG Screening Methodology
From the universe of securities meeting the eligibility criteria above, Nasdaq uses data from Sustainalytics, a global leader in sustainability research and analysis, to evaluate a security’s issuer with respect to each of the sustainability criteria described below. A security will be ineligible for inclusion if its issuer:
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Is determined by Sustainalytics to have an ESG Risk Rating of 40 or higher. Sustainalytics’ ESG Risk Ratings measure a company’s exposure to industry-specific material ESG risks and how well a company is managing those risks. This is done through a framework that examines a company’s (i) total exposure to material ESG issues; (ii) what portion of ESG risk could be manageable through programs and policies; (iii) what portion of ESG risk is considered to be unmanageable; (iv) what portion of ESG risk is actually managed; (v) the gap between manageable risk that is managed and not managed; and (vi) the total unmanaged risk (both manageable and unmanageable) a company has for each material ESG issue. The ESG Risk Ratings are categorized across five risk levels: negligible (0-10), low (10-20), medium (20-30), high (30-40) and severe (40+).
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Is determined by Sustainalytics to be “non-compliant” with the principles of the United Nations Global Compact (“UNGC”) principles and related international norms and standards, such as the Organization for Economic Cooperation and Development (“OECD”) Guidelines and the United Nations (“UN”) Guiding Principles. A company is determined to be “non- compliant” if it does not act in accordance with the UNGC principles and their associated standards, conventions, and treaties. Sustainalytics analyzes news reports and other publicly available information to assess a company’s compliance with the normative principles of the UNGC — human rights, labor rights, the environment, and anti-corruption. Sustainalytics analyzes any identified company incidents against these international standards to determine the severity of impacts on stakeholders and the environment, company accountability and company management response. Based on these ongoing assessments, companies are assigned a “non-compliant,”“watchlist” or “compliant” status. As part of its analysis, Sustainalytics also provides an assessment of a company's compliance with related standards including the OECD Guidelines for Multinational Enterprises and the UN Guiding Principles on Business and Human Rights, as well as their underlying conventions.
The UNGC’s ten principles are:
(i)
Businesses should support and respect the protection of internationally proclaimed human rights.
(ii)
Businesses should make sure that they are not complicit in human rights abuses.
(iii)
Businesses should uphold the freedom of association and the effective recognition of the right to collective bargaining.
(iv)
Businesses should uphold the elimination of all forms of forced and compulsory labor.
(v)
Businesses should uphold the effective abolition of child labor.
(vi)
Businesses should uphold the elimination of discrimination in respect of employment and occupation.
(vii)
Businesses should support a precautionary approach to environmental challenges.
(viii)
Businesses should undertake initiatives to promote greater environmental responsibility.
(ix)
Businesses should encourage the development and diffusion of environmentally friendly technologies.
(x)
Businesses should work against corruption in all its forms, including extortion and bribery.
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Is determined by Sustainalytics, based on review of publicly available information, to engage in any of the following business activities:
i.
Tobacco products – Significant ownership of or any involvement in production; at least five percent involvement in related products/services or in retail
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ii.
Thermal coal – Significant ownership in extraction or at least five percent involvement in extraction or in power generation
iii.
Oil sands – Significant ownership in or at least five percent involvement in extraction
iv.
Controversial weapons – Significant ownership in or any involvement in tailor-made and essential or non-tailor-made or non-essential weapons
v.
Civilian firearms – At least five percent involvement in sales of assault weapons to civilian customers or in sales of non-assault weapons to civilian customers, or at least five percent of revenue from the combined sales of assault and non-assault weapons to retail/distribution customers
vi.
Small arms and military contracting – At least five percent of revenue from the combined sales of assault and non-assault small arms to civilian and retail/distribution customers; small arms to military/law enforcement customers; small arms key components; and weapons, weapon-related products and/or services and non-weapon-related products and/or services for military contracting
vii.
Nuclear weapons and depleted uranium – Any involvement
viii.
Adult Entertainment – At least five percent of revenue from the combined revenue from production and distribution
ix.
Gambling – At least five percent of revenue from the combined revenue from operations, specialized equipment and supporting products/services
Securities of issuers without Sustainalytics coverage are ineligible for Underlying Index inclusion until they receive such coverage.
Constituent Selection and Weighting. Securities meeting all applicable Security Eligibility Criteria are considered for inclusion in the Index. Index constituents are selected according to the following steps.
First, the Index Provider calculates two scores for all eligible securities, each based on its analysis of approved patents.
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The first score is based on the extent to which a company is involved in a particular sub-theme relative to all the other sub-themes that it is involved in (the “Pure Score”). This score is intended to reflect how important a particular sub-theme is to the company’s business activities, as measured by the number of patents the company has filed for such sub-theme relative to the total number of patents it has filed for all sub-themes included in the Underlying Index; and
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The second score represents the extent to which a company is involved in a particular sub-theme relative to the other companies also involved in that sub-theme (the “Contribution Score”). This score is intended to reflect the amount to which a company is contributing to a particular sub-theme, as measured by the number of patents the company has filed for such sub-theme relative to the total number of patents filed by all companies for the sub-theme.
Once Pure and Contribution Scores are assigned, securities are divided into Comparison Groups based on a cross-section of market cap segments (large, mid and small) and sub-theme. A security will be removed from the Underlying Index if its Pure Score and Contribution Score both fall below the 50th percentiles, respectively, of its Comparison Group’s scores. Any security not already in the Underlying Index at each Reconstitution Reference Date is removed from consideration if its Pure Score and Contribution Score both fall below the 65th percentiles, respectively, of its Comparison Group’s scores. Any security will also be removed from consideration if it has a foreign ownership limit of less than 20%.
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A third score is then calculated based on the number of sub-themes for which its issuing company has passed all of the eligibility criteria described above (the “Intensity Score”). Each sub-theme for which a company meets the Pure and Contribution Score thresholds will count towards its Intensity Score, with the score being higher for companies that have qualified in more sub-themes. For example, a company that has filed patents for each of the sub-themes included in the Underlying Index, and for which the company's Pure and Contribution Scores in each sub-theme meet the minimum thresholds, will have an Intensity Score of 7.
Securities remaining for inclusion are then divided into two security pools, Primary Subsector securities and Wildcard securities. All securities belonging to the following Primary ICB Subsectors are identified as Primary Subsector securities: (i) Electronic Equipment: Gauges and Meters, (ii) Consumer Services: Misc., (iii) Media Agencies, (iv) Telecommunications Services, (v) Computer Services, (vi) Consumer Digital Services, (vii) Software, (viii) Computer Hardware, (ix) Semiconductors, and (x) Telecommunications Equipment. All other securities are identified as Wildcard securities. The Underlying Index contains up to 100 securities and is dependent on the size of the two security pools, based on the following:
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If fewer than 100 Primary Subsector securities exist, all are designated to the Primary Subsector security pool.
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If 100 or more Primary Subsector securities exist, they are ordered by Intensity Score (highest to lowest), average Contribution Score percentile (highest to lowest) and six-month average daily traded value (highest to lowest). Securities within the 100 first-ordered are designated to the Primary Subsector security pool.
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In either case above, additional securities may be added to account for other companies that score highly but that are not included in one of the named Primary ICB Subsectors. These are referred to as “Wildcard” securities. A Wildcard security is only considered if it has an Intensity Score above the minimum Intensity Score among securities in the Primary Subsector security pool (e.g., if the lowest Intensity Score in the Primary Subsector security pool is 2, only Wildcard securities with an Intensity Score of 3 or higher would be considered). For this reason, there may be no Wildcard securities and the Underlying Index would consist entirely of the Primary Subsector securities as set forth above.
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If eligible, Wildcard securities are identified, they are ordered by Intensity Score (highest to lowest), average Contribution Score percentile (highest to lowest) and six-month average daily traded value (highest to lowest). From this resulting Wildcard security pool, up to five Wildcard securities will be included in the Underlying Index such that the total number of Wildcard securities is limited to no more than five percent (rounded down to the nearest integer) of the number of securities in the Primary Subsector security pool (i.e., if the Primary Subsector security pool consists of 20-39 securities, up to one Wildcard security can be included; for 40-59 securities, up to two Wildcard securities can be included, and so on for each increment of 20 securities in the Primary Subsector security pool until reaching a maximum of up to five Wildcard securities where the Primary Subsector security pool consists of 100 securities).
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Because the Underlying Index is limited to a total of 100 securities, depending on the size of the Primary Subsector security pool, the inclusion of Wildcard securities may simply be additive or may require the replacement of the lowest ordered Primary Subsector securities. As illustrative examples: (a) if the Primary Subsector security pool consisted of 75 securities, all 75 would be included in the Underlying Index and up to three Wildcard securities could be added, for a total of 78 index securities; (b) if the Primary Subsector security pool consisted of 99 securities and four Wildcard securities were added, three Primary Subsector securities would then be removed (leaving 96 Primary Subsector securities and the four Wildcard securities), to bring the total back down to 100 index securities.
The Underlying Index is a modified float-adjusted company market capitalization-weighted index. Index securities’ initial weights are determined by dividing each index security’s float-adjusted company market capitalization (i.e., market capitalization adjusted for the amount of stock that is available for trading by the general public) by the aggregate float-adjusted company market capitalization of all index securities. Initial weights are then adjusted so that no index security weight exceeds 4.5% at each semi-annual rebalancing. In the periods between scheduled index reconstitution and rebalancing events, individual index securities may be the subject to a variety of corporate actions (such as mergers and acquisitions) and other events (such as stock splits) that require maintenance and adjustments to the Underlying Index. During extraordinary market conditions, the Index Provider may delay any reconstitution and rebalancing of the Underlying Index. During any such delay it is possible that the Underlying Index will deviate from the Underlying Index’s stated methodology.
Derivatives. The fund may invest in derivatives, which are financial instruments whose performance is derived, at least in part, from the performance of an underlying asset, security or index. In particular, portfolio management generally may use futures contracts, stock index futures, options on futures, swap contracts and other types of derivatives in seeking performance that corresponds to the Underlying Index and will not use such instruments for speculative purposes. A futures contract is a standardized exchange-traded agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time.
Securities lending. The fund may lend securities (up to one-third of total assets) to approved institutions, such as registered broker-dealers, pooled investment vehicles, banks and other financial institutions. In connection with such loans, the fund receives liquid collateral in an amount that is based on the type and value of the securities being lent, with riskier securities generally requiring higher levels of collateral.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Artificial intelligence and big data companies risk. Companies involved in artificial intelligence and big data represented in the Underlying Index face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. These companies may have limited product lines, markets, financial resources or personnel. The products of artificial intelligence and big data companies may face obsolescence due to rapid technological developments and frequent new product introduction, and such companies may face unpredictable changes in growth rates, competition for the services of qualified personnel and competition from foreign competitors with lower production costs. Securities of artificial intelligence and big data companies, especially smaller, start-up companies, tend to be more volatile than securities of companies that do not rely heavily on technology.
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Companies involved in artificial intelligence and big data are subject to risks of new technologies and competitive pressures and are heavily dependent on patents and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. There can be no assurance these companies will be able to successfully protect their intellectual property to prevent the misappropriation of their technology, or that competitors will not develop technology that is substantially similar or superior to such companies' technology. Such companies may engage in significant amounts of spending on research and development, and there is no guarantee that the products or services produced by these companies will be successful. Artificial intelligence and big data companies could face increasing regulatory scrutiny in the future, which may limit the development of some or all of these technologies and impede the growth of companies that develop and/or utilize those technologies. Similarly, the collection of data from consumers and other sources could face increased scrutiny as regulators consider how the data is collected, stored, safeguarded and used. Artificial intelligence and big data companies may face the risk of litigation, as well as regulatory fines and penalties, including potential forced break-ups, that could hinder the ability of the companies to operate on an ongoing basis. Additionally, these companies may be the target of cyber-attacks, which, if successful, could significantly or permanently damage a company's reputation, financial condition and ability to conduct business in the future. There is also the risk of trade agreements between countries that develop these technologies and countries in which customers of these technologies are based. Lack of resolution or potential imposition of trade tariffs may hinder on the companies' ability to successfully deploy their inventories. From time to time, and depending on factors such as the market demand for technologies related to a particular sub-theme and corresponding changes in the number of patents relating to that sub-theme, the representation of the respective sub-themes in the Underlying Index will vary, and there is no assurance that all listed sub-themes will be represented at any given time. In addition, because inclusion in the Underlying Index is dependent primarily on a company’s Intensity Score (i.e., a measure of how many sub-themes a company has qualified for), it is possible that companies with larger market capitalizations (and therefore more capital to invest in research and development, including patent filings, across a broader product line) may be over-represented in the Underlying Index relative to those companies with smaller market capitalizations (and less capital to invest in research and development, and narrower product lines). While the Underlying Index’s index construction methodology uses the number of patents filed as a measure of a company’s involvement in artificial intelligence and big data, the methodology does not seek to assess the value or merit of any particular patent. In addition, patents are not the sole method by which a company may be involved in, or stand to benefit from, gains in the areas of artificial intelligence and big data. Accordingly, the Underlying Index's methodology may not successfully identify those companies who will most benefit from or advance the applicable artificial intelligence and big data technologies.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. High market volatility may also result from significant shifts in momentum of one or more specific stocks due to unusual increases or decreases in trading activity. Momentum can change quickly, and securities subject to shifts in momentum may be more volatile than the market as a whole and returns on such securities may drop precipitously. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Market disruption risk. Economies and financial markets throughout the world have become increasingly interconnected, which has increased the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. This includes reliance on global supply chains that are susceptible to disruptions resulting from, among other things, war and other armed conflicts, tariffs, extreme weather events, and natural disasters. Such supply chain disruptions can lead to, and have led to, economic and market disruptions that have far-reaching effects on financial markets worldwide. The value of the fund’s investments may be negatively affected by adverse changes in overall economic or market conditions, such as the level of economic activity and productivity, unemployment and labor force participation rates, inflation or deflation (and expectations for inflation or deflation), interest rates, demand and supply for particular products or resources including labor, debt levels and credit ratings, and trade policies, among other factors. Such adverse conditions may contribute to an overall economic contraction across entire economies or markets, which may negatively impact the profitability of issuers operating in those economies or markets. In addition, geopolitical and other globally interconnected occurrences, including war, terrorism,
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economic uncertainty or financial crises, contagion, tariffs and trade disputes, government debt crises (including defaults or downgrades) or uncertainty about government debt payments, government shutdowns, public health crises, natural disasters, supply chain disruptions, climate change and related events or conditions, have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Adverse market conditions or disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by adverse market conditions or a particular market disruption, the duration and effects may not be the same for all types of assets.
Current military and other armed conflicts in various geographic regions, including those in Europe and the Middle East, can lead to, and have led to, economic and market disruptions, which may not be limited to the geographic region in which the conflict is occurring. Such conflicts can also result, and have resulted in some cases, in sanctions being levied by the United States, the European Union and/or other countries against countries or other actors involved in the conflict. In addition, such conflicts and related sanctions can adversely affect regional and global energy, commodities, financial and other markets and thus could affect the value of the fund's investments. The extent and duration of any military conflict, related sanctions and resulting economic and market disruptions are impossible to predict, but could be substantial.
Other market disruption events include pandemic spread of viruses, such as the novel coronavirus known as COVID-19, which have caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions, and may adversely affect the fund and its investments.
In addition, markets are becoming increasingly susceptible to disruption events resulting from the use of new and emerging technologies to engage in cyber-attacks or to take over the websites and/or social media accounts of companies, governmental entities or public officials, or to otherwise pose as or impersonate such, which then may be used to disseminate false or misleading information that can cause volatility in financial markets or for the securities of a particular company, group of companies, industry or other class of assets.
Adverse market conditions or particular market disruptions, such as those discussed above, may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
Large-sized companies risk. Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies. During different market cycles, the performance of large-capitalization companies has trailed the overall performance of the broader securities markets.
Medium-sized company risk. Medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on medium-sized companies, since they lack the financial resources of larger companies. Medium-sized company stocks are typically less liquid than large company stocks.
Small-sized company risk. Small company stocks tend to be more volatile than medium-sized or large company stocks. Because stock analysts are less likely to follow small companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they may lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.
ESG investment strategy risk. The Underlying Index’s ESG methodology, and thus the fund’s investment strategy, limits the types and number of investment opportunities available to the fund and, as a result, the fund may underperform other funds that do not have an ESG focus. The Underlying Index’s ESG methodology may result in the fund investing in securities or industry sectors that underperform the market as a whole or underperform other funds screened for ESG standards. The ESG scores used in the Underlying Index’s ESG methodology are based on information that is publicly available and/or provided by the companies themselves or by third parties and such information may be unavailable or unreliable. Additionally, investors may differ in their interpretations of what constitutes positive or negative ESG characteristics of a company. For those reasons, the Index Provider may be unsuccessful in creating an index composed of companies that exhibit positive ESG characteristics. To the extent that circumstances change between the Underlying Index’s scheduled reconstitution dates, the Underlying Index may include, and the fund may hold for a period of time, securities of companies that do not align with the ESG criteria. The companies identified by the Index Provider as meeting the ESG criteria for the Underlying Index may not be the same companies selected by other index providers for other indices that use similar ESG criteria. The political environment can impact ESG investing both positively and
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negatively. Regulatory changes or interpretations regarding the definitions and/or use of ESG criteria could have a material adverse effect on the fund’s ability to invest in accordance with its investment policies and/or achieve its investment objective, as well as the ability of certain classes of investors to invest in funds following an ESG strategy such as the fund. For example, recent US state actions could prohibit certain state sponsored pension plans or investment funds from investing in certain funds that consider ESG factors.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss or recognize a gain that may be distributed to shareholders as a taxable distribution. This may be magnified in circumstances where redemptions from the fund may be higher than normal.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance. The fund may become more focused in particular industries, asset classes or sectors of the economy as a result of changes in the valuation of the fund’s investments or fluctuations in the fund’s assets, and the fund is not required to reduce such exposures under these circumstances.
Information technology sector risk. To the extent that the fund invests significantly in the information technology sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the information technology sector. Information technology companies are particularly vulnerable to government regulation and policies and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies also face competition for services of qualified personnel. Additionally, the products of information technology companies may face obsolescence due to rapid technological development and frequent new product introduction by competitors. Finally, information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.
Communication services sector risk. To the extent that the fund invests significantly in the communication services sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the communication services sector. Companies in the communication services sector can be adversely affected by, among other things, changes in government regulation and policies, intense competition, dependency on patent protection, equipment incompatibility, changing consumer preferences, technological obsolescence, and large capital expenditures and debt burdens.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments, as well as US and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the fund's foreign investments, prevent the fund from realizing the full value of its foreign investments or prevent the fund from selling foreign securities it holds. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. In addition, the fund may be limited in its ability to exercise its legal rights or enforce a counterparty's legal obligations in certain jurisdictions outside of the US. The foreign investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments. In addition, because non-US markets may be open on days when the fund does not price its shares, the value of the foreign securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
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Emerging market securities risk. Investment in emerging markets subjects the fund to a greater risk of loss than investments in a developed market. This is due to, among other things, (i) greater market volatility, (ii) lower trading volume, (iii) political and economic instability, (iv) high levels of inflation, deflation or currency devaluation, (v) greater risk of market shut down, (vi) more governmental limitations on foreign investments and limitations on repatriation of invested capital than those typically found in a developed market, and (vii) the risk that companies may be held to lower disclosure, corporate governance, auditing and financial reporting standards than companies in more developed markets.
The financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility in the fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the US dollar.
Settlement practices for transactions in foreign markets, particularly in emerging markets, may differ from those in US markets. Such differences include delays beyond periods customary in the US and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement.” Failed settlements can result in losses to the fund. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Local agents are held only to the standards of care of their local markets.
Depositary receipt risk. Foreign investments in American Depositary Receipts and other depositary receipts may be less liquid than the underlying shares in their primary trading market. Certain of the depositary receipts in which the fund invests may be unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.
Passive investing risk. Unlike a fund that is actively managed, in which portfolio management buys and sells securities based on research and analysis, the fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. Because the fund is designed to maintain a high level of exposure to the Underlying Index at all times, portfolio management generally will not buy or sell a security unless the security is added or removed, respectively, from the Underlying Index, and will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Index-related risk. The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. The Index Provider may cease publication of the Underlying Index or may terminate the license agreement allowing the fund to use the Underlying Index, either of which could have a material adverse effect on the fund. Market disruptions could cause delays in the Underlying Index’s reconstitution and rebalancing schedule. During any such delay, it is possible that the Underlying Index and, in turn, the fund will deviate from the Underlying Index’s stated methodology and therefore experience returns different than those that would have been achieved under a normal reconstitution and rebalancing schedule. Generally, the Index Provider does not provide any warranty, or accept any liability, with respect to the quality, accuracy or completeness of the Underlying Index or its related data, and does not guarantee that the Underlying Index will be in line with its stated methodology. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its stated methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. The Advisor may have limited ability to detect such errors and neither the Advisor nor its affiliates provide any warranty or guarantee against such errors. Therefore, the gains, losses or costs associated with the Index Provider’s errors will generally be borne by the fund and its shareholders.
Index-related risk may be higher for a fund that tracks an index comprised of, or an index that includes, foreign securities because regulatory and reporting requirements may differ from those in the US, resulting in a heightened risk of errors in the index data, index computation and/or index construction due to unreliable, outdated or unavailable information.
Tracking error risk. The fund may be subject to tracking error, which is the divergence of the fund’s performance from that of the Underlying Index. The performance of the fund may diverge from that of the Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when reconstituting or rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory
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restrictions could have an adverse effect on the fund’s ability to adjust its exposure in order to track the Underlying Index. Moreover, the use of a representative sampling investment approach (i.e., investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index) may cause the fund’s return to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to government imposed legal restrictions or limitations, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other reasons. To the extent the fund calculates its net asset value based on fair value prices and the value of the Underlying Index is based on market prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. Tracking error risk may be heightened during times of increased market volatility or other unusual market conditions. For tax purposes, the fund may sell certain securities, and such sale may cause the fund to recognize a taxable gain or a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
Tracking error risk may be higher for funds that track indices with significant weight in foreign issuers, and in particular emerging markets issuers, than funds that do not track such indices. The fund may also experience operational delays in establishing the necessary accounts and required regulatory approvals to trade, which may delay the fund's ability to hold securities.
In addition, to the extent the Advisor eliminates a CW Security (or CW Securities, if more than one) from the fund's portfolio, the elimination or exclusion of the CW Security (or CW Securities) may inhibit the fund's ability to track the Underlying Index, potentially increasing tracking error. If the Advisor misjudges whether the elimination or exclusion of a CW Security (or CW Securities) from the fund’s portfolio will materially affect the fund’s ability to track the Underlying Index, the fund may be subject to additional tracking error.
For purposes of calculating the fund’s net asset value, the value of assets denominated in non-US currencies is converted into US dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers. This conversion may result in a difference between the prices used to calculate the fund’s net asset value and the prices used by the Underlying Index, which, in turn, could result in a difference between the fund’s performance and the performance of the Underlying Index.
The need to comply with the tax diversification and other requirements of the Internal Revenue Code of 1986, as amended, relating to regulated investment companies, may also impact the fund’s ability to replicate the performance of the Underlying Index. In addition, if the fund holds other instruments that are not included in the Underlying Index, the fund’s return may not correlate as well with the returns of the Underlying Index as would be the case if the fund purchased all the securities in the Underlying Index directly. Actions taken in response to proposed corporate actions could result in increased tracking error.
Currency risk. Changes in currency exchange rates and the relative value of non-US currencies may affect the value of the fund’s investment and the value of your fund shares. Because the fund’s NAV is determined on the basis of the US dollar and the fund does not attempt to hedge against changes in the value of non-US currencies, investors may lose money if the foreign currency depreciates against the US dollar, even if the foreign currency value of the fund’s holdings in that market increases. Conversely, the dollar value of your investment in the fund may go up if the value of the foreign currency appreciates against the US dollar. The value of the US dollar measured against other currencies is influenced by a variety of factors. These factors include: interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, and global energy prices. Political instability, the possibility of government intervention and restrictive or opaque business and investment policies may also reduce the value of a country’s currency. Government monetary policies and the buying or selling of currency by a country’s government may also influence exchange rates. Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of an investment in the fund may also go up or down quickly and unpredictably and investors may lose money.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from the NAV during periods of market volatility. Differences between secondary market prices and the value of the fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities held by the fund at a particular time. The Advisor cannot predict
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whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. In addition, there may be times when the market price and the value of the fund’s holdings vary significantly and you may pay more than the value of the fund’s holdings when buying shares on the secondary market, and you may receive less than the value of the fund’s holdings when you sell those shares. While the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or other market participants, or during periods of significant market volatility, may result in trading prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. If market makers exit the business or are unable to continue making markets in fund’s shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). The market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialist, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that shares may trade at a discount to the fund’s NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares. There are various methods by which investors can purchase and sell shares of the fund and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the fund.
In addition, the securities held by the fund may be traded in markets that close at a different time than the exchange on which the fund’s shares trade. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when an exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. More generally, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s market price. The bid-ask spread varies over time for shares of the fund based on the fund’s trading volume and market liquidity, and is generally lower if the fund has substantial trading volume and market liquidity, and higher if the fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The fund’s bid-ask spread may also be impacted by the liquidity of the underlying securities held by the fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities. If the markets for the fund’s portfolio securities experience decreased liquidity, the trading markets for the fund’s shares may also become less liquid with corresponding widening in the bid-ask spreads and differences between the market price and NAV of the fund’s shares. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund at NAV. In addition, transactions by large shareholders may account for a large percentage of the trading volume on an exchange and may, therefore, have a material effect on the market price of the fund’s shares.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers, index provider or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ or index provider’s assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers or index provider may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers or index provider could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, index provider, fund counterparties, issuers of securities held by the fund or other market participants.
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Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of the fund’s service providers, index provider or counterparties, issuers of securities held by the fund or other market participants or data within them. In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data.
Cyber-attacks, disruptions, or failures may adversely affect the fund and its shareholders or cause reputational damage and subject the fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. In addition, cyber-attacks, disruptions, or failures involving a fund counterparty could affect such counterparty’s ability to meet its obligations to the fund, which may result in losses to the fund and its shareholders. Similar types of operational and technology risks are also present for issuers of securities held by the fund, which could have material adverse consequences for such issuers, and may cause the fund’s investments to lose value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.
For example, the fund relies on various sources to calculate its NAV. Therefore, the fund is subject to certain operational risks associated with reliance on third party service providers and data sources. NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of the fund’s NAV and/or the inability to calculate NAV over extended time periods. The fund may be unable to recover any losses associated with such failures.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as Authorized Participants (“APs”). Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described in the section of this Prospectus entitled “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Non-diversification risk. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.
Geographic focus risk. Focusing investments in a single country or few countries, or regions, involves increased political, regulatory and other risks. Market swings in such a targeted country, countries or regions are likely to have a greater effect on fund performance than they would in a more geographically diversified fund.
Derivatives risk. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Risks associated with derivatives may include the risk that the derivative is not well correlated with the underlying asset, security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation, which risk may be heightened in derivative transactions entered into “over-the-counter” (i.e., not on an exchange or contract market); and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund’s exposure to the market and magnify potential losses.
There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.
Futures risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return and the potential loss from futures can exceed the fund’s initial investment in such contracts.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to
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honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. A delay in the recovery of loaned securities could interfere with the fund’s ability to vote proxies or settle transactions. Delayed settlement may limit the ability of the fund to reinvest the proceeds of a sale of securities or prevent the fund from selling securities at times that may be appropriate to track the Underlying Index. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities, or a decline in the value of any investments made with cash collateral or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the securities.
Other Policies and Risks
While the previous pages describe the main points of each fund’s strategy and risks, there are a few other matters to know about:
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Each of the policies described herein, including the investment objective and 80% investment policies of each fund, constitutes a non-fundamental policy that may be changed by the Board without shareholder approval. Each fund’s 80% investment policies require 60 days’ prior written notice to shareholders before they can be changed. Certain fundamental policies of each fund which can only be changed with shareholder approval are set forth in the SAI.
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Because each fund seeks to track its Underlying Index, no fund invests defensively and each fund will not invest in money market instruments or other short-term investments as part of a temporary defensive strategy to protect against potential market declines.
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Each fund may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes.
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From time to time a third party, the Advisor and/or its affiliates may invest in a fund and hold its investment for a specific period of time in order for a fund to achieve size or scale. There can be no assurance that any such entity would not redeem its investment or that the size of a fund would be maintained at such levels. In order to comply with applicable law, it is possible that the Advisor or its affiliates, to the extent they are invested in a fund, may be required to redeem some or all of their ownership interests in a fund prematurely or at an inopportune time.
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Secondary market trading in fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. If a trading halt or unanticipated early closing of a stock exchange occurs, a shareholder may be unable to purchase or sell shares of each fund. There can be no assurance that the requirements necessary to maintain the listing or trading of fund shares will continue to be met or will remain unchanged or that shares will trade with any volume, or at all, in any secondary market. As with all other exchange traded securities, shares may be sold short and may experience increased volatility and price decreases associated with such trading activity.
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From time to time, a fund may have a concentration of shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on a fund. For example, a fund may be used as an underlying investment for other registered investment companies.
Portfolio Holdings Information
A description of DBX ETF Trust’s (“Trust”) policies and procedures with respect to the disclosure of each fund’s portfolio securities is available in each fund’s SAI. The holdings of each fund can be found at Xtrackers.com. Fund fact sheets provide information regarding each fund’s top holdings and may be requested by calling 1-844-851-4255.
Who Manages and Oversees the Funds
The Investment Advisor
DBX Advisors LLC (“Advisor”), with headquarters at 875 Third Avenue, New York, NY 10022, is the investment advisor for each fund. Under the oversight of the Board, the Advisor makes the investment decisions, buys and sells securities for each fund.
The Advisor is an indirect, wholly-owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), a separate, publicly-listed financial services firm that is an indirect, majority-owned subsidiary of Deutsche Bank AG. Founded in 2010, the Advisor managed approximately $28.3 billion in 41 operational exchange-traded funds, as of August 31, 2025.
DWS represents the asset management activities conducted by DWS Group or any of its subsidiaries, including the Advisor and other affiliated investment advisors.
DWS is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that
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reaches the world’s major investment centers. This well- resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.
The Advisor may utilize the resources of its global investment platform to provide investment management services through branch offices or affiliates located outside the US. In some cases, the Advisor may also utilize its branch offices or affiliates located in the US or outside the US to perform certain services, such as trade execution, trade matching and settlement, or various administrative, back-office or other services. To the extent services are performed outside the US, such activity may be subject to both US and foreign regulation. It is possible that the jurisdiction in which the Advisor or its affiliate performs such services may impose restrictions or limitations on portfolio transactions that are different from, and in addition to, those in the US.
Management Fee. Under the Investment Advisory Agreement, the Advisor is responsible for substantially all expenses of each fund, including the cost of transfer agency, custody, fund administration, compensation paid to the Independent Board Members, legal, audit and other services, except for the fee payments to the Advisor under the Investment Advisory Agreement (also known as a “unitary advisory fee”), interest expense, acquired fund fees and expenses, taxes, brokerage expenses, distribution fees or expenses (if any), litigation expenses and other extraordinary expenses.
For its services to each fund, during the most recent fiscal year, the Advisor received aggregate unitary advisory fees at the following annual rates as a percentage of each fund’s average daily net assets.
Fund Name	Fee Paid
Xtrackers US Green Infrastruc- ture Select Equity ETF	0.35%
Xtrackers Cybersecurity Select Equity ETF	0.20%
Xtrackers Semiconductor Select Equity ETF	0.15%
Xtrackers US National Critical Technologies ETF	0.35%
Xtrackers Artificial Intelligence and Big Data ETF	0.35%
A discussion regarding the basis for the Board's approval of each fund’s Investment Advisory Agreement is contained in the most recent annual financial statements and other information report for the annual period ended May 31. For information on how to obtain this report and other fund reports, see the back cover.
Multi-Manager Structure. The Advisor and the Trust may rely on an exemptive order (the “Order”) from the SEC that permits the Advisor to enter into investment sub-advisory agreements with unaffiliated and affiliated subadvisors without obtaining shareholder approval. The Advisor, subject to the review and approval of the Board, selects subadvisors for each fund and supervises, monitors and evaluates the performance of the subadvisor.
The Order also permits the Advisor, subject to the approval of the Board, to replace subadvisors and amend investment subadvisory agreements, including fees, without shareholder approval whenever the Advisor and the Board believe such action will benefit a fund and its shareholders. The Advisor thus has the ultimate responsibility (subject to the ultimate oversight of the Board) to recommend the hiring and replacement of subadvisors as well as the discretion to terminate any subadvisor and reallocate a fund’s assets for management among any other subadvisor(s) and itself. This means that the Advisor is able to reduce the subadvisory fees and retain a larger portion of the management fee, or increase the subadvisory fees and retain a smaller portion of the management fee. Pursuant to the Order, the Advisor is not required to disclose its contractual fee arrangements with any subadvisor. The Advisor compensates a subadvisor out of its management fee. Each fund’s sole initial shareholder approved the multi-manager structure described herein.
Management
Xtrackers US Green Infrastructure Select Equity ETF
The following Portfolio Managers are jointly and primarily responsible for the day-to-day management of the fund. Each Portfolio Manager functions as a member of a portfolio management team.
Patrick Dwyer, Vice President of DBX Advisors LLC, Director and Senior Portfolio Engineer & Team Lead, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2023.
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Joined DWS in 2016 with 16 years of industry experience. Prior to joining DWS, he was the head of Northern Trust’s Equity Index, ETF, and Overlay portfolio management team in Chicago, managing portfolios for North American based clients. His time at Northern Trust included working in New York, Chicago, and in Hong Kong building a portfolio management desk. Prior to joining Northern Trust in 2003, he participated in the Deutsche Asset Management graduate training program. He rotated through the domestic fixed income and US structured equity fund management groups.
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Lead Equity Portfolio Manager, US Passive Equities: New York.
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BS in Finance, Rutgers University.
Shlomo Bassous, Vice President of DBX Advisors LLC, Director and Senior Portfolio Engineer, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2023.
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Joined DWS in 2017 with 12 years of industry experience. Prior to joining DWS, Mr. Bassous served as Portfolio Manager at Northern Trust Asset Management where he managed equity portfolios across a variety of global benchmarks. While at Northern Trust, he spent several years in Chicago, London and Hong Kong where he managed portfolios on behalf of institutional clients in North America, Europe, the Middle East and Asia. Before joining Northern Trust in 2007, he worked at The Bank of New York Mellon and Morgan Stanley in a variety of roles supporting equity trading and portfolio management.
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Portfolio Manager for Equities, Passive Asset Management: New York.
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BS in Finance, Sy Syms School of Business, Yeshiva University.
Ashif Shaikh, Vice President of DBX Advisors LLC, Vice President and Portfolio Engineer, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2023.
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Joined DWS in 2008 with six years of industry experience. Prior to joining DWS, Mr. Shaikh served in operations and technology roles at UBS and Prudential Financial.
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Portfolio Engineer, Xtrackers: New York.
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BS in Management Information Systems, New Jersey Institute of Technology; MBA, Rutgers University.
Daniel Park, Vice President of DBX Advisors LLC, Vice President and Portfolio Engineer, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2024.
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Joined DWS in 2014. Prior to managing the fund, he served as a Portfolio Manager on DWS’s Multi-Asset Solutions team.
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Portfolio Engineer, Xtrackers: New York.
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BA in Economics, University of Bonn; MSc in International Business, Maastricht University.
Xtrackers Cybersecurity Select Equity ETF
The following Portfolio Managers are jointly and primarily responsible for the day-to-day management of the fund. Each Portfolio Manager functions as a member of a portfolio management team.
Patrick Dwyer, Vice President of DBX Advisors LLC, Director and Senior Portfolio Engineer & Team Lead, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2023.
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Joined DWS in 2016 with 16 years of industry experience. Prior to joining DWS, he was the head of Northern Trust’s Equity Index, ETF, and Overlay portfolio management team in Chicago, managing portfolios for North American based clients. His time at Northern Trust included working in New York, Chicago, and in Hong Kong building a portfolio management desk. Prior to joining Northern Trust in 2003, he participated in the Deutsche Asset Management graduate training program. He rotated through the domestic fixed income and US structured equity fund management groups.
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Lead Equity Portfolio Manager, US Passive Equities: New York.
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BS in Finance, Rutgers University.
Shlomo Bassous, Vice President of DBX Advisors LLC, Director and Senior Portfolio Engineer, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2023.
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Joined DWS in 2017 with 12 years of industry experience. Prior to joining DWS, Mr. Bassous served as Portfolio Manager at Northern Trust Asset Management where he managed equity portfolios across a variety of global benchmarks. While at Northern Trust, he spent several years in Chicago, London and Hong Kong where he managed portfolios on behalf of institutional clients in North America, Europe, the Middle East and Asia. Before joining Northern Trust in 2007, he worked at The Bank of New York Mellon and Morgan Stanley in a variety of roles supporting equity trading and portfolio management.
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Portfolio Manager for Equities, Passive Asset Management: New York.
■
BS in Finance, Sy Syms School of Business, Yeshiva University.
Ashif Shaikh, Vice President of DBX Advisors LLC, Vice President and Portfolio Engineer, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2023.
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Joined DWS in 2008 with six years of industry experience. Prior to joining DWS, Mr. Shaikh served in operations and technology roles at UBS and Prudential Financial.
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Portfolio Engineer, Xtrackers: New York.
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BS in Management Information Systems, New Jersey Institute of Technology; MBA, Rutgers University.
Daniel Park, Vice President of DBX Advisors LLC, Vice President and Portfolio Engineer, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2024.
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Joined DWS in 2014. Prior to managing the fund, he served as a Portfolio Manager on DWS’s Multi-Asset Solutions team.
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Portfolio Engineer, Xtrackers: New York.
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BA in Economics, University of Bonn; MSc in International Business, Maastricht University.
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Fund Details

Xtrackers Semiconductor Select Equity ETF
The following Portfolio Managers are jointly and primarily responsible for the day-to-day management of the fund. Each Portfolio Manager functions as a member of a portfolio management team.
Patrick Dwyer, Vice President of DBX Advisors LLC, Director and Senior Portfolio Engineer & Team Lead, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2023.
■
Joined DWS in 2016 with 16 years of industry experience. Prior to joining DWS, he was the head of Northern Trust’s Equity Index, ETF, and Overlay portfolio management team in Chicago, managing portfolios for North American based clients. His time at Northern Trust included working in New York, Chicago, and in Hong Kong building a portfolio management desk. Prior to joining Northern Trust in 2003, he participated in the Deutsche Asset Management graduate training program. He rotated through the domestic fixed income and US structured equity fund management groups.
■
Lead Equity Portfolio Manager, US Passive Equities: New York.
■
BS in Finance, Rutgers University.
Shlomo Bassous, Vice President of DBX Advisors LLC, Director and Senior Portfolio Engineer, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2023.
■
Joined DWS in 2017 with 12 years of industry experience. Prior to joining DWS, Mr. Bassous served as Portfolio Manager at Northern Trust Asset Management where he managed equity portfolios across a variety of global benchmarks. While at Northern Trust, he spent several years in Chicago, London and Hong Kong where he managed portfolios on behalf of institutional clients in North America, Europe, the Middle East and Asia. Before joining Northern Trust in 2007, he worked at The Bank of New York Mellon and Morgan Stanley in a variety of roles supporting equity trading and portfolio management.
■
Portfolio Manager for Equities, Passive Asset Management: New York.
■
BS in Finance, Sy Syms School of Business, Yeshiva University.
Ashif Shaikh, Vice President of DBX Advisors LLC, Vice President and Portfolio Engineer, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2023.
■
Joined DWS in 2008 with six years of industry experience. Prior to joining DWS, Mr. Shaikh served in operations and technology roles at UBS and Prudential Financial.
■
Portfolio Engineer, Xtrackers: New York.
■
BS in Management Information Systems, New Jersey Institute of Technology; MBA, Rutgers University.
Daniel Park, Vice President of DBX Advisors LLC, Vice President and Portfolio Engineer, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2024.
■
Joined DWS in 2014. Prior to managing the fund, he served as a Portfolio Manager on DWS’s Multi-Asset Solutions team.
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Portfolio Engineer, Xtrackers: New York.
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BA in Economics, University of Bonn; MSc in International Business, Maastricht University.
Xtrackers US National Critical Technologies ETF
The following Portfolio Managers are jointly and primarily responsible for the day-to-day management of the fund. Each Portfolio Manager functions as a member of a portfolio management team.
Patrick Dwyer, Vice President of DBX Advisors LLC, Director and Senior Portfolio Engineer & Team Lead, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2023.
■
Joined DWS in 2016 with 16 years of industry experience. Prior to joining DWS, he was the head of Northern Trust’s Equity Index, ETF, and Overlay portfolio management team in Chicago, managing portfolios for North American based clients. His time at Northern Trust included working in New York, Chicago, and in Hong Kong building a portfolio management desk. Prior to joining Northern Trust in 2003, he participated in the Deutsche Asset Management graduate training program. He rotated through the domestic fixed income and US structured equity fund management groups.
■
Lead Equity Portfolio Manager, US Passive Equities: New York.
■
BS in Finance, Rutgers University.
Shlomo Bassous, Vice President of DBX Advisors LLC, Director and Senior Portfolio Engineer, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2023.
■
Joined DWS in 2017 with 12 years of industry experience. Prior to joining DWS, Mr. Bassous served as Portfolio Manager at Northern Trust Asset Management where he managed equity portfolios across a variety of global benchmarks. While at Northern Trust, he spent several years in Chicago, London and Hong Kong where he managed portfolios on behalf of institutional clients in North America, Europe, the Middle East and Asia. Before joining Northern Trust in 2007, he worked at The Bank of New York Mellon and Morgan Stanley in a variety of roles supporting equity trading and portfolio management.
■
Portfolio Manager for Equities, Passive Asset Management: New York.
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BS in Finance, Sy Syms School of Business, Yeshiva University.
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Fund Details

Ashif Shaikh, Vice President of DBX Advisors LLC, Vice President and Portfolio Engineer, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2023.
■
Joined DWS in 2008 with six years of industry experience. Prior to joining DWS, Mr. Shaikh served in operations and technology roles at UBS and Prudential Financial.
■
Portfolio Engineer, Xtrackers: New York.
■
BS in Management Information Systems, New Jersey Institute of Technology; MBA, Rutgers University.
Daniel Park, Vice President of DBX Advisors LLC, Vice President and Portfolio Engineer, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2024.
■
Joined DWS in 2014. Prior to managing the fund, he served as a Portfolio Manager on DWS’s Multi-Asset Solutions team.
■
Portfolio Engineer, Xtrackers: New York.
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BA in Economics, University of Bonn; MSc in International Business, Maastricht University.
Xtrackers Artificial Intelligence and Big Data ETF
The following Portfolio Managers are jointly and primarily responsible for the day-to-day management of the fund. Each Portfolio Manager functions as a member of a portfolio management team.
Patrick Dwyer, Vice President of DBX Advisors LLC, Director and Senior Portfolio Engineer & Team Lead, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2024.
■
Joined DWS in 2016 with 16 years of industry experience. Prior to joining DWS, he was the head of Northern Trust’s Equity Index, ETF, and Overlay portfolio management team in Chicago, managing portfolios for North American based clients. His time at Northern Trust included working in New York, Chicago, and in Hong Kong building a portfolio management desk. Prior to joining Northern Trust in 2003, he participated in the Deutsche Asset Management graduate training program. He rotated through the domestic fixed income and US structured equity fund management groups.
■
Lead Equity Portfolio Manager, US Passive Equities: New York.
■
BS in Finance, Rutgers University.
Shlomo Bassous, Vice President of DBX Advisors LLC and Senior Portfolio Engineer, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2024.
■
Joined DWS in 2017 with 12 years of industry experience. Prior to joining DWS, Mr. Bassous served as Portfolio Manager at Northern Trust Asset Management where he managed equity portfolios across a variety of global benchmarks. While at Northern Trust, he spent several years in Chicago, London and Hong Kong where he managed portfolios on behalf of institutional clients in North America, Europe, the Middle East and Asia. Before joining Northern Trust in 2007, he worked at The Bank of New York Mellon and Morgan Stanley in a variety of roles supporting equity trading and portfolio management.
■
Portfolio Manager for Equities, Passive Asset Management: New York.
■
BS in Finance, Sy Syms School of Business, Yeshiva University.
Ashif Shaikh, Vice President of DBX Advisors LLC, Vice President and Portfolio Engineer, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2024.
■
Joined DWS in 2008 with six years of industry experience. Prior to joining DWS, Mr. Shaikh served in operations and technology roles at UBS and Prudential Financial.
■
Portfolio Engineer, Xtrackers: New York.
■
BS in Management Information Systems, New Jersey Institute of Technology; MBA, Rutgers University.
Daniel Park, Vice President of DBX Advisors LLC, Vice President and Portfolio Engineer, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2024.
■
Joined DWS in 2014. Prior to managing the fund, he served as a Portfolio Manager on DWS’s Multi-Asset Solutions team.
■
Portfolio Engineer, Xtrackers: New York.
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BA in Economics, University of Bonn; MSc in International Business, Maastricht University.
Each fund’s Statement of Additional Information provides additional information about a portfolio manager’s investments in each fund, a description of the portfolio management compensation structure and information regarding other accounts managed.
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Investing in the Funds
Additional shareholder information, including how to buy and sell shares of a fund, is available free of charge by calling toll-free: 1-844-851-4255 or visiting our website at Xtrackers.com.
Buying and Selling Shares
Shares of a fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day at market prices like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of a fund purchased on an exchange. Buying or selling fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of a fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the “spread” – that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of a fund based on its trading volume and market liquidity, and is generally lower if a fund has a lot of trading volume and market liquidity and higher if a fund has little trading volume and market liquidity.
Shares of a fund may be acquired or redeemed directly from a fund only in Creation Units or multiples thereof, as discussed in the section of this Prospectus entitled “Creations and Redemptions.” Only an AP may engage in creation or redemption transactions directly with a fund. Once created, shares of a fund generally trade in the secondary market in amounts less than a Creation Unit.
The Board has evaluated the risks of market timing activities by a fund’s shareholders. The Board noted that shares of a fund can only be purchased and redeemed directly from the fund in Creation Units by APs and that the vast majority of trading in a fund’s shares occurs on the secondary market. Because the secondary market trades do not involve a fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in a fund’s trading costs and the realization of capital gains. With regard to the purchase or redemption of Creation Units directly with a fund, to the extent effected in-kind (i.e., for securities), such trades do not cause any of the harmful effects (as previously noted) that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, the Board noted that such trades could result in dilution to a fund and increased transaction costs, which could negatively impact a fund’s ability to achieve its investment objective. However, the Board noted that direct trading by APs is critical to ensuring that a fund’s shares trade at or close to NAV. In addition, a fund imposes both fixed and variable transaction fees on purchases and redemptions of fund shares to cover the custodial and other costs incurred by a fund in effecting trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that a fund’s trading costs increase in those circumstances. Given this structure, the Board determined that with respect to a fund it is not necessary to adopt policies and procedures to detect and deter market timing of a fund’s shares.
Investments in a fund by other registered investment companies are subject to certain limitations imposed by the Investment Company Act of 1940, as amended (the “1940 Act”). Such registered investment companies may invest in a fund beyond the applicable limitations imposed by the 1940 Act pursuant to the terms and conditions of a rule enacted by the SEC, which includes a requirement that such registered investment companies enter into an agreement with the Trust.
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Shares of a fund trade on the exchange and under the ticker symbol as shown in the table below.
Fund name	Ticker Symbol	Stock Exchange
Xtrackers US Green Infrastructure Select Equity ETF	UPGR	Nasdaq Stock Market
Xtrackers Cybersecurity Select Equity ETF	PSWD	Nasdaq Stock Market
Xtrackers Semicon- ductor Select Equity ETF	CHPS	Nasdaq Stock Market
Xtrackers US National Critical Technologies ETF	CRTC	NYSE Arca, Inc.
Xtrackers Artificial Intel- ligence and Big Data ETF	XAIX	Nasdaq Stock Market
Book Entry
Shares of a fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of a fund and is recognized as the owner of all shares for all purposes.
Investors owning shares of a fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of a fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices
The trading prices of a fund’s shares in the secondary market generally differ from a fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of a fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which a fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by a fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by a fund. The quotations of certain fund holdings may not be updated during US trading hours if such holdings do not trade in the US. Each fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.
Determination of Net Asset Value
The NAV of each fund is generally determined once daily Monday through Friday as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, provided that (a) any fund assets or liabilities denominated in currencies other than the US dollar are translated into US dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers (as detailed below) and (b) US fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. NAV is calculated by deducting all of the fund’s liabilities from the total value of its assets and dividing the result by the number of shares outstanding, rounding to the nearest cent. All valuations are subject to review by the Trust’s Board or its delegate.
The Trust’s Board has designated the Advisor as the valuation designee for the fund pursuant to Rule 2a-5 under the 1940 Act. The Advisor’s Pricing Committee typically values securities using readily available market quotations or prices supplied by independent pricing services (which are considered fair values under Rule 2a-5).
The Advisor has adopted and the Trust’s Board has approved fair valuation procedures for the funds. Under these fair valuation procedures, the Advisor provides methodologies for fair valuing securities when pricing service prices or market quotations are not readily available, including when a security’s value or a meaningful portion of the value of the fund’s portfolio is believed to have been materially affected by a significant event such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, a fund’s value for a security is likely to be different from the last quoted market price or pricing service prices. Due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale. In addition, fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s Underlying Index. This may adversely affect the fund’s ability to track its Underlying Index. With respect to securities that are
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Investing in the Funds

primarily listed on foreign exchanges, the value of a fund’s portfolio securities may change on days when you will not be able to purchase or sell your shares.
Foreign currency exchange rates with respect to each fund’s non-US securities are generally determined as of 4:00 p.m., London time. With respect to Xtrackers US National Critical Technologies ETF and Xtrackers Artificial Intelligence and Big Data ETF, as the respective international local markets close, the market value of the deposit securities will continue to be updated for foreign exchange rates for the remainder of the US trading day at the prescribed 15 second intervals. With respect to each fund except Xtrackers US National Critical Technologies ETF and Xtrackers Artificial Intelligence and Big Data ETF, generally, trading in non-US securities, US government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of each fund are determined as of such earlier times.
The value of each Underlying Index will not be calculated and disseminated intra-day. The value and return of each fund’s respective Underlying Index is calculated once each trading day by the Index Provider based on prices received from the respective international local markets. In addition, the value of assets or liabilities denominated in non-US currencies will be converted into US dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers. Use of a rate different from the rate used by the Index Provider may adversely affect the fund’s ability to track its respective Underlying Index.
Creations and Redemptions
Prior to trading in the secondary market, shares of the funds are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 10,000 (25,000 for Xtrackers US Green Infrastructure Select Equity ETF) shares or multiples thereof (“Creation Units”). The size of a Creation Unit will be subject to change. Each “creator” or AP (which must be a DTC participant) enters into an authorized participant agreement (“Authorized Participant Agreement”) with the funds' distributor, ALPS Distributors, Inc. (the “Distributor”), subject to acceptance by the Transfer Agent. Only an AP may create or redeem Creation Units. Creation Units generally are issued and redeemed in exchange for a specific basket of securities approximating the holdings of a fund and a designated amount of cash. Each fund may pay out a portion of its redemption proceeds in cash rather than through the in-kind delivery of portfolio securities. Except when aggregated in Creation Units, shares are not redeemable by a fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the Authorized Participant Agreement.
Additional information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.
Each fund intends to comply with the US federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (“1933 Act”). Further, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A under the 1933 Act, will not be able to receive fund securities that are restricted securities eligible for resale under Rule 144A.
Authorized Participants and the Continuous Offering of Shares
Because new shares may be created and issued on an ongoing basis, at any point during the life of a fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Certain affiliates of a fund and the Advisor may purchase and resell fund shares pursuant to this Prospectus.
Transaction Fees
APs are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to a maximum of 2% for redemptions, including the standard redemption fee) to compensate for brokerage and market impact expenses. The standard creation and
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redemption transaction fee for each fund is set forth in the table below. The maximum redemption fee, as a percentage of the amount redeemed, is 2%.
Fund Name	Fee
Xtrackers US Green Infrastruc- ture Select Equity ETF	$500
Xtrackers Cybersecurity Select Equity ETF	$500
Xtrackers Semiconductor Select Equity ETF	$500
Xtrackers US National Critical Technologies ETF(1)	$0
Xtrackers Artificial Intelligence and Big Data ETF	$500
(1) Currently, the standard and maximum transaction fees for the creation or redemption of a Creation Unit of the fund are paid by the fund’s Advisor. As such, the standard and maximum transaction fees for the creation or redemption of a Creation Unit of the fund will be reduced from $975 to $0; however, the Advisor reserves the right to amend or discontinue this subsidy upon supplement to the fund’s prospectus.
If a purchase or redemption consists of a cash portion and a fund places a brokerage transaction to purchase portfolio securities with an AP (or an affiliated or unaffiliated broker-dealer that is engaged through the AP), the AP may be required, in its capacity as broker-dealer with respect to that transaction, to cover certain brokerage, tax, foreign exchange, execution, and price movement costs through an execution performance guarantee, as described in the SAI.
Dividends and Distributions
General Policies. Dividends from net investment income, if any, are generally declared and paid quarterly (semi-annually for Xtrackers Artificial Intelligence and Big Data ETF) by each fund. Distributions of net capital gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for a fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve a fund’s status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or gains.
Dividends and other distributions on shares of a fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners as of the record date with proceeds received from a fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of a fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of a fund purchased in the secondary market. Taxable dividend distributions will be subject to US federal income tax whether received in cash or reinvested in additional shares.
Taxes
As with any investment, you should consider how your investment in shares of a fund will be taxed. The US federal income tax information in this Prospectus is provided as general information only. You should consult your own tax professional about the tax consequences of an investment in shares of a fund.
Unless your investment in fund shares is made through a tax-exempt entity or tax-advantaged retirement account, such as an IRA, you need to be aware of the possible tax consequences when a fund makes distributions or you sell fund shares.
US Federal Income Tax on Distributions
Distributions from a fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the fund’s net short-term capital gains, if any, are taxable to you as ordinary income for US federal income tax purposes. Distributions by a fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable for US federal income tax purposes to non-corporate shareholders as long-term capital gains, regardless of how long the shareholders have held the fund’s shares. Distributions by a fund of qualified dividend income that it receives are taxable to non-corporate shareholders at long-term capital gain rates. The maximum individual US federal income tax rate applicable to “qualified dividend income” and long-term capital gains is 20%. As discussed below, an additional 3.8% Medicare tax may also apply to certain non-corporate shareholders’ distributions from a fund.
A non-corporate shareholder may be eligible to treat qualified dividend income received by a fund as qualified dividend income when distributed to the non-corporate shareholder if the shareholder satisfies certain holding period and other requirements. Generally, qualified dividend income includes dividend income from taxable US corporations and qualified non-US corporations, provided that a fund satisfies certain holding period and other requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. For this purpose, a qualified non-US corporation means any non-US corporation that is incorporated in a possession of the United States or eligible for benefits under a comprehensive income tax treaty with the United States which includes an exchange of information program or if the stock with respect to which the dividend
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was paid is readily tradable on an established United States security market. The term excludes a corporation that is a passive foreign investment company.
For a dividend to be treated as qualified dividend income, the dividend must be received with respect to a share of stock held without being hedged by a fund, and to a share of the fund held without being hedged by the shareholder receiving the dividend, for 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date.
A fund's use of derivatives, if any, may affect the amount, timing and character of distributions to shareholders and, therefore, may increase the amount of taxes payable by shareholders.
In general, your distributions are treated for US federal income tax purposes as received in the year during which they are paid. Certain distributions actually paid in January, however, may be treated as received and paid on December 31 of the prior year.
Distributions in excess of a fund’s current and accumulated earnings and profits will, as to each shareholder, be treated for US federal income tax purposes as a tax-free return of capital to the extent of the shareholder’s basis in his, her or its shares of the fund, and generally as a capital gain thereafter. Because a return of capital distribution will reduce the shareholder’s cost basis in his, her or its shares, a return of capital distribution may result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.
The previous discussion applies to beneficial owners of shares of a fund that are “United States persons” under the Internal Revenue Code of 1986, as amended, other than partnerships and other than investors that are subject to special tax treatment (such as financial institutions, real estate investment trusts, RICs and retirement plans), except as otherwise specifically provided herein. If you are neither a resident nor a citizen of the United States or if you are a non-US entity, a fund’s ordinary income dividends (including, in certain circumstances, distributions of net short-term capital gains) will generally be subject to a 30% US withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a US trade or business, provided that withholding tax will generally not apply to any gain or income realized by a non-US shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of a fund unless the non-US shareholder is an individual who is present in the United States for 183 days or more during the taxable year.
Dividends and interest received by a fund with respect to non-US securities may give rise to withholding and other taxes imposed by non-US countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the total value of a fund at the close of a year consists of stocks or securities in non-US corporations, the fund may for US federal income tax purposes “pass through” to you certain non-US income taxes (including withholding taxes) paid by the fund. This means that you would be considered to have received as additional gross income your share of such non-US taxes, but you may, in such case, be entitled to either a corresponding tax deduction or credit in calculating your US federal income tax, subject in both cases to certain limitations.
If you are a resident or a citizen of the United States, by law, back-up withholding (currently at a rate of 24%) will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications or if you are otherwise subject to back-up withholding.
US Federal Income Tax when Shares are Sold
Currently, any capital gain or loss realized upon a sale of fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid (or treated as paid) with respect to such shares. Your ability to deduct capital losses may be limited.
Medicare Tax
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a fund and net gains from redemptions or other taxable dispositions of fund shares) of US individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
The foregoing discussion summarizes some of the consequences under current US federal income tax law of an investment in a fund. It is not a substitute for personal tax advice. You may also be subject to state, local and foreign, as applicable, taxation on fund distributions and sales of shares. Consult your personal tax advisor about the potential tax consequences of an investment in shares of a fund under all applicable tax laws.
Distribution
The Distributor distributes Creation Units for each fund on an agency basis. The Distributor does not maintain a secondary market in shares of a fund. The Distributor has
Prospectus October 1, 2025
115
Investing in the Funds

no role in determining the policies of a fund or the securities that are purchased or sold by a fund. The Distributor’s principal address is 1290 Broadway, Suite 1000, Denver, Colorado 80203.
The Advisor and/or its affiliates may pay additional compensation, out of their own assets and not as an additional charge to a fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries (“financial representatives”) in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares (“revenue sharing”). For example, the Advisor and/or its affiliates may compensate financial representatives for providing a fund with “shelf space” or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of a fund on preferred or recommended sales lists, fund “supermarket” platforms and other formal sales programs; granting the Advisor and/or its affiliates access to the financial representative’s sales force; granting the Advisor and/or its affiliates access to the financial representative’s conferences and meetings; assistance in training and educating the financial representative’s personnel; and obtaining other forms of marketing support.
The level of revenue sharing payments made to financial representatives may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of a fund attributable to the financial representative, the particular fund or fund type or other measures as agreed to by the Advisor and/or its affiliates and the financial representatives or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor and/or its affiliates from time to time, may be substantial, and may be different for different financial representatives based on, for example, the nature of the services provided by the financial representative.
Receipt of, or the prospect of receiving, additional compensation may influence your financial representative’s recommendation of a fund. You should review your financial representative’s compensation disclosure and/or talk to your financial representative to obtain more information on how this compensation may have influenced your financial representative’s recommendation of the fund. Additional information regarding these revenue sharing payments is included in a fund’s Statement of Additional Information, which is available to you on request at no charge (see the back cover of this Prospectus for more information on how to request a copy of the Statement of Additional Information).
It is possible that broker-dealers that execute portfolio transactions for a fund will also sell shares of a fund to their customers. However, the Advisor will not consider the sale of fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for a fund. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for a fund. In addition, the Advisor and/or its affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial representatives as described above.
Premium/Discount Information
Information regarding how often shares of each fund traded on the NASDAQ Stock Market or NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of each fund can be found at Xtrackers.com (the website does not form a part of this prospectus).
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116
Investing in the Funds

Financial Highlights
The financial highlights are designed to help you understand recent financial performance. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with each fund’s financial statements, is included in each fund’s Annual Financial Statements and Other Information Report (see “For More Information” on the back cover).
Xtrackers US Green Infrastructure Select Equity ETF
	Year Ended 5/31/2025	Period Ended 5/31/2024(a)
Selected Per Share Data
Net Asset Value, beginning of period	$20.11	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.21	0.13
Net realized and unrealized gain (loss)	(3.12)	(4.91)
Total from investment operations	(2.91)	(4.78)
Less distributions from:
Net investment income	(0.18)	(0.11)
Total from distributions	(0.18)	(0.11)
Net Asset Value, end of period	$17.02	$20.11
Total Return (%)	(14.51)(c)	(19.15)**
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	4	5
Ratio of expenses before fee waiver (%)	0.35	0.35*
Ratio of expenses after fee waiver (%)	0.35	0.35*
Ratio of net investment income (loss) (%)	1.17	0.74*
Portfolio turnover rate (%)(d)	60	55**
(a)
For the period July 13, 2023 (commencement of operations) through May 31, 2024.
(b)
Based on average shares outstanding during the period.
(c)
Total Return would have been lower if certain expenses had not been reimbursed by the Advisor.
(d)
Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
*
Annualized.
**
Not Annualized.
Prospectus October 1, 2025	117	Financial Highlights

Xtrackers Cybersecurity Select Equity ETF
	Year Ended 5/31/2025	Period Ended 5/31/2024(a)
Selected Per Share Data
Net Asset Value, beginning of period	$28.28	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.08	0.19
Net realized and unrealized gain (loss)	6.82	3.29
Total from investment operations	6.90	3.48
Less distributions from:
Net investment income	(0.07)	(0.17)
Net realized gains	(0.38)	(0.03)
Total from distributions	(0.45)	(0.20)
Net Asset Value, end of period	$34.73	$28.28
Total Return (%)(c)	24.47	13.87**
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	8	6
Ratio of expenses before fee waiver (%)	0.20	0.20*
Ratio of expenses after fee waiver (%)	0.20	0.20*
Ratio of net investment income (loss) (%)	0.26	0.78*
Portfolio turnover rate (%)(d)	49	41**
(a)
For the period July 13, 2023 (commencement of operations) through May 31, 2024.
(b)
Based on average shares outstanding during the period.
(c)
Total Return would have been lower if certain expenses had not been reimbursed by the Advisor.
(d)
Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
*
Annualized.
**
Not Annualized.
Prospectus October 1, 2025	118	Financial Highlights

Xtrackers Semiconductor Select Equity ETF
	Year Ended 5/31/2025	Period Ended 5/31/2024(a)
Selected Per Share Data
Net Asset Value, beginning of period	$34.06	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.32	0.24
Net realized and unrealized gain (loss)	(4.17)	8.98
Total from investment operations	(3.85)	9.22
Less distributions from:
Net investment income	(0.31)	(0.16)
Net realized gains	(0.22)	–
Total from distributions	(0.53)	(0.16)
Net Asset Value, end of period	$29.68	$34.06
Total Return (%)(c)	(11.35)	36.98**
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	7	8
Ratio of expenses before fee waiver (%)	0.15	0.15*
Ratio of expenses after fee waiver (%)	0.15	0.15*
Ratio of net investment income (loss) (%)	1.03	0.99*
Portfolio turnover rate (%)(d)	19	18**
(a)
For the period July 13, 2023 (commencement of operations) through May 31, 2024.
(b)
Based on average shares outstanding during the period.
(c)
Total Return would have been lower if certain expenses had not been reimbursed by the Advisor.
(d)
Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
*
Annualized.
**
Not Annualized.
Prospectus October 1, 2025	119	Financial Highlights

Xtrackers US National Critical Technologies ETF
	Year Ended 5/31/2025	Period Ended 5/31/2024(a)
Selected Per Share Data
Net Asset Value, beginning of period	$29.32	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.40	0.23
Net realized and unrealized gain (loss)	2.68	4.19
Total from investment operations	3.08	4.42
Less distributions from:
Net investment income	(0.35)	(0.10)
Net realized gains	(0.01)	–
Total from distributions	(0.36)	(0.10)
Net Asset Value, end of period	$32.04	$29.32
Total Return (%)(c)	10.54	17.70**
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	112	44
Ratio of expenses before fee waiver (%)	0.35	0.35*
Ratio of expenses after fee waiver (%)	0.35	0.35*
Ratio of net investment income (loss) (%)	1.31	1.50*
Portfolio turnover rate (%)(d)	29	6**
(a)
For the period November 16, 2023 (commencement of operations) through May 31, 2024.
(b)
Based on average shares outstanding during the period.
(c)
Total Return would have been lower if certain expenses had not been reimbursed by the Advisor.
(d)
Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
*
Annualized.
**
Not Annualized.
Prospectus October 1, 2025	120	Financial Highlights

Xtrackers Artificial Intelligence and Big Data ETF
Period Ended 5/31/2025(a)
Selected Per Share Data
Net Asset Value, beginning of period	$30.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.21
Net realized and unrealized gain (loss)	4.93
Total from investment operations	5.14
Less distributions from:
Net investment income	(0.03)
Total from distributions	(0.03)
Net Asset Value, end of period	$35.11
Total Return (%)(c)	17.13**
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	42
Ratio of expenses before fee waiver (%)	0.35*
Ratio of expenses after fee waiver (%)	0.35*
Ratio of net investment income (loss) (%)	0.79*
Portfolio turnover rate (%)(d)	11**
(a)
For the period August 2, 2024 (commencement of operations) through May 31, 2025.
(b)
Based on average shares outstanding during the period.
(c)
Total Return would have been lower if certain expenses had not been reimbursed by the Advisor.
(d)
Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
*
Annualized.
**
Not Annualized.
Prospectus October 1, 2025	121	Financial Highlights

Appendix
Index Providers and Licenses
For Xtrackers US Green Infrastructure Select Equity ETF, Xtrackers Cybersecurity Select Equity ETF, Xtrackers Semiconductor Select Equity ETF and Xtrackers US National Critical Technologies ETF, Solactive, which is not an affiliate of the Advisor, is responsible for the rules-based methodology of the Solactive Indexes. Solactive is not affiliated with the Trust, the Advisor, The Bank of New York Mellon, the Distributor or any of their respective affiliates.
Solactive is responsible for administration and calculation of the Solactive Indexes. Solactive is responsible for implementing the methodology for the composition of the Underlying Indexes.
For Xtrackers Artificial Intelligence and Big Data ETF, Nasdaq, Inc., (“Nasdaq”) is the index provider for the fund’s Underlying Index. Nasdaq is not affiliated with the Trust, the Advisor, The Bank of New York Mellon, the Distributor or any of their respective affiliates.
The Advisor has entered into a license agreement with Solactive for Xtrackers US Green Infrastructure Select Equity ETF, Xtrackers Cybersecurity Select Equity ETF, Xtrackers Semiconductor Select Equity ETF and Xtrackers US National Critical Technologies ETF and with Nasdaq for Xtrackers Artificial Intelligence and Big Data ETF to use each Underlying Index. All license fees are paid by the Advisor out of its own resources and not the assets of a fund.
Disclaimers
Xtrackers US Green Infrastructure Select Equity ETF, Xtrackers Cybersecurity Select Equity ETF, Xtrackers Semiconductor Select Equity ETF and Xtrackers US National Critical Technologies ETF are not sponsored, endorsed, sold or promoted by Solactive. Neither Solactive nor any other party makes any representation or warranty, express or implied, to the owners of the funds or any member of the public regarding advisability of investing in funds generally or in these funds particularly or the ability of the Solactive United States Green Infrastructure ESG Screened Index, Solactive Cyber Security ESG Screened Index, Solactive Semiconductor ESG Screened Index and Solactive Whitney U.S. Critical Technologies Index ( the “Underlying Indexes”) to track general stock market performance. Solactive is the licensor of certain trademarks, service marks and trade names of Solactive and of the Underlying Indexes that are determined, composed and calculated by Solactive without regard to the Trust, the Advisor or the funds. Solactive has no obligation to take the needs of the Advisor or the owners of the funds into consideration in determining, composing or calculating the Underlying Indexes. Solactive is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the funds to be issued or in the determination or calculation of the equation by which the funds are redeemable for cash. Neither Solactive nor any other party has any obligation or liability to owners of the funds in connection with the administration, marketing or trading of the funds.
Although Solactive shall obtain information for inclusion in or for use in the calculation of an index from sources that Solactive considers reliable, neither Solactive nor any other party guarantees the accuracy and/or the completeness of the indexes or any data included therein. Solactive is not responsible for informing third parties, including but not limited to, investors and/or financial intermediaries of the funds, of errors in the indexes. Neither Solactive nor any other party makes any warranty, express or implied, as to results to be obtained by licensee, licensee’s customers and counterparties, owners of the funds, or any other person or entity from the use of the indexes or any data included hereunder or for any other use. Neither Solactive nor any other party makes any express or implied warranties, and Solactive hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the indexes or any data included therein. Without limiting any of the foregoing, in no event shall Solactive or any other party have any liability for direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
Prospectus October 1, 2025	122	Appendix

Solactive is the licensor of the Solactive Whitney U.S. Critical Technologies Index (the Underlying Index for Xtrackers US National Critical Technologies ETF). The Underlying Index has been developed in cooperation with J.H. Whitney Data Services, LLC (J.H. Whitney). The financial instruments that are based on the Underlying Index are not sponsored, endorsed, promoted or sold by Solactive or J.H. Whitney in any way and Solactive or J.H. Whitney make no express or implied representation, guarantee or assurance with regard to: (a) the advisability of investing in the financial instruments; (b) the quality, accuracy and/or completeness of the Underlying Index; and/or (c) the results obtained or to be obtained by any person or entity from the use of the Underlying Index. Solactive or J.H. Whitney do not guarantee the accuracy and/or the completeness of the Underlying Index and shall not have any liability for any errors or omissions with respect thereto. The Underlying Index has not been designed to achieve positive returns and neither Solactive nor J.H. Whitney is acting as a fiduciary or investment adviser for any user of the Underlying Index or investor in any financial instrument based on the Underlying Index. Notwithstanding Solactive’s obligations to its licensees, Solactive reserves the right to change the methods of calculation or publication with respect to the Underlying Index and Solactive or J.H. Whitney shall not be liable for any miscalculation of or any incorrect, delayed or interrupted publication with respect to the Underlying Index. Solactive or J.H. Whitney shall not be liable for any damages, including, without limitation, any loss of profits or business, or any special, incidental, punitive, indirect or consequential damages suffered or incurred as a result of the use of (or inability to use) the Underlying Index.
Xtrackers Artificial Intelligence and Big Data ETF is not sponsored, endorsed, sold or promoted by NASDAQ, Inc. (“NASDAQ”), its licensors or their affiliates (NASDAQ, its licensors and each of their affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the fund. The Corporations make no representation or warranty, express or implied to the owners of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly, or the ability of the Underlying Index to track general stock market performance. The Corporations’ only relationship to the Advisor (“Licensee”) is in the licensing of the Nasdaq® and certain trade names of the Corporations and the use of the Underlying Index which is determined, composed and calculated by NASDAQ without regard to Licensee or the fund. NASDAQ has no obligation to take the needs of the Licensee or the owners of the fund into consideration in determining, composing or calculating the Underlying Index. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the fund to be issued or in the determination or calculation of the equation by which the fund is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the fund.
THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
Shares of Xtrackers US Green Infrastructure Select Equity ETF, Xtrackers Cybersecurity Select Equity ETF, Xtrackers Semiconductor Select Equity ETF and Xtrackers Artificial Intelligence and Big Data ETF are not sponsored, endorsed or promoted by NASDAQ. NASDAQ makes no representation or warranty, express or implied, to the owners of the shares of a fund or any member of the public regarding the ability of a fund to track the total return performance of an Underlying Index or the ability of an Underlying Index to track stock market performance. NASDAQ is not responsible for, nor has it participated in, the determination of the compilation or the calculation of an Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of a fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NASDAQ has no obligation or liability to owners of the shares of a fund in connection with the administration, marketing or trading of the shares of a fund.
NASDAQ does not guarantee the accuracy and/or the completeness of a Underlying Index or any data included therein. NASDAQ makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of a fund as licensee, licensee’s customers and counterparties, owners of the shares of a fund, or any other person or entity from the use of an Underlying Index or any data included therein in connection with the rights licensed as described herein or for any other use. NASDAQ makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to each Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NASDAQ have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
Prospectus October 1, 2025	123	Appendix

Shares of Xtrackers US National Critical Technologies ETF are not sponsored, endorsed or promoted by NYSE Arca, Inc. (“NYSE Arca”). NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the fund or any member of the public regarding the ability of the fund to track the total return performance of its Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the fund in connection with the administration, marketing or trading of the shares of the fund.
NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the fund as licensee, licensee’s customers and counterparties, owners of the shares of the fund, or any other person or entity from the use of the Underlying Index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
The Advisor does not guarantee the accuracy or the completeness of the Underlying Indexes or any data included therein and the Advisor shall have no liability for any errors, omissions or interruptions therein.
The Advisor makes no warranty, express or implied, to the owners of shares of the funds or to any other person or entity, as to results to be obtained by the funds from the use of the Underlying Indexes or any data included therein. The Advisor makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Indexes or any data included therein. Without limiting any of the foregoing, in no event shall the Advisor have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.
Prospectus October 1, 2025	124	Appendix

FOR MORE INFORMATION:
XTRACKERS.COM
1-844-851-4255
Additional information about a fund's investments is available in the fund's annual and semi-annual reports to shareholders and in Form N-CSR. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected fund performance during its last fiscal year. In Form N-CSR, you will find a fund's annual and semi-annual financial statements. Copies of the prospectus, SAI and recent shareholder and other fund reports, when available, can be found on our website at Xtrackers.com. For more information about a fund, you may request a copy of the SAI. The SAI provides detailed information about a fund and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.
If you have any questions about the Trust or shares of a fund or you wish to obtain the SAI or a shareholder or other fund report free of charge, please:
Call:	1-844-851-4255 (toll free) Monday through Friday 8:30 a.m. to 6:30 p.m. (Eastern time) E-mail: dbxquestions@list.db.com
Write:	DBX ETF Trust c/o ALPS Distributors, Inc. 1290 Broadway, Suite 1000 Denver, Colorado 80203
Information about a fund (including the SAI), reports and other information about a fund (such as fund financial statements) are available on our website at Xtrackers.com and on the EDGAR Database on the SEC’s website at sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov. A fund's recent shareholder reports and financial statements are also in the fund's annual and semi-annual filings with the SEC on Form N-CSR, which are available on the EDGAR Database on the SEC's website at sec.gov.
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
No person is authorized to give any information or to make any representations about a fund and their shares not contained in this prospectus and you should not rely on any other information. Read and keep the prospectus for future reference.

Investment Company Act File No.: 811-22487

(10/01/25) THEMATICS-1

Statement of Additional Information
October 1, 2025
DBX ETF TRUST
Xtrackers International Real Estate ETF
NYSE Arca, Inc.: HAUZ
This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectus for the fund dated October 1, 2025, as supplemented, a copy of which may be obtained without charge by calling 1-844-851-4255; by visiting Xtrackers.com (the Web site does not form a part of this SAI); or by writing to the Trust’s distributor, ALPS Distributors, Inc. (the “Distributor”), 1290 Broadway, Suite 1000, Denver, Colorado 80203. This SAI is incorporated by reference into the prospectus.
Portions of the Annual Financial Statements and Other Information Report of the fund are incorporated herein by reference, and are hereby deemed to be part of this SAI. Such reports may also be obtained without charge by calling the number provided in the preceding paragraph.
This SAI is divided into two Parts—Part I and Part II. Part I contains information that is specific to the fund, while Part II contains information that generally applies to each of the funds in the Xtrackers funds.

Statement of Additional Information (SAI)—Part I

Part I
Definitions
“1933 Act” – the Securities Act of 1933, as amended
“1934 Act” – the Securities Exchange Act of 1934, as amended
“1940 Act” – the Investment Company Act of 1940, as amended
“Administrator” or “Custodian” or “Transfer Agent” or “BNY” – The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10286
“Advisor” or “DBX” – DBX Advisors LLC, 875 Third Avenue, New York, New York 10022
“ALPS” or “Distributor” – ALPS Distributors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203
“Board” – Board of Trustees of the Trust
“Board Members” – Members of the Board of Trustees of the Trust
“Business Day” – any day on which the Exchange on which the fund is listed for trading is open for business
“Cash Component” – deposit of a specified cash payment
“Creation Units” – shares that have been aggregated into blocks
“Code” – the Internal Revenue Code of 1986, as amended
“DTC” – Depository Trust Company
“DWS” – refers to the asset management activities conducted by DWS Group GmbH & Co. KGaA or any of its subsidiaries, including the Advisor and other affiliated investment advisors
“DWS Group” – a separate, publicly-listed financial services firm that is an indirect, majority-owned subsidiary of Deutsche Bank AG.
“ETF” – exchange-traded fund
“Exchange” – NYSE Arca, Inc.
“Fitch” – Fitch Ratings, an NRSRO
“Fund Legal Counsel” – Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois 60601
“fund” or “series” – Xtrackers International Real Estate ETF
“Independent Board Members” – Board Members who are not interested persons (as defined in the 1940 Act) of the fund, the investment advisor or the distributor
“Independent Registered Public Accounting Firm” – Ernst & Young LLP, One Manhattan West, New York, New York, 10001
“Independent Trustee Legal Counsel” – K&L Gates LLP, 1601 K Street, NW, Washington, DC 20006
“IOPV” – Indicative Optimized Portfolio Value
“Moody’s” – Moody’s Investors Service, Inc., an NRSRO
“NRSRO” – a nationally recognized statistical rating organization
“SEC” – the Securities and Exchange Commission
“Shares” – shares of beneficial interest registered under the 1933 Act
“Trust” – DBX ETF Trust
“Underlying Index” – a specified benchmark index
“Unitary Advisory Fee” – fee payable to the Advisor for its services under the Investment Advisory Agreement with the fund and the Advisor’s commitment to pay substantially all expenses of the fund, including the cost of transfer agency, custody, fund administration, compensation paid to the Independent Board Members, legal, audit and other services, except for the fee payments to the Advisor under the Investment Advisory Agreement, interest expense, acquired fund fees and expenses, taxes, brokerage expenses, distribution fees or expenses (if any), litigation expenses and other extraordinary expenses
“Xtrackers funds” – the US registered investment companies advised by DBX
I-1

Fund Organization
DBX ETF Trust was organized as a Delaware statutory trust on October 7, 2010 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company registered with the SEC under the 1940 Act. Additional information about the Trust is set forth in Part II under “Fund Organization.”
On August 11, 2014, db X-trackers MSCI Asia Pacific ex Japan Hedged Equity Fund was renamed Deutsche X-trackers MSCI Asia Pacific ex Japan Hedged Equity ETF. On October 2, 2017, Deutsche X-trackers MSCI Asia Pacific ex Japan Hedged Equity ETF was renamed Xtrackers MSCI Asia Pacific ex Japan Hedged Equity ETF. On February 22, 2019, Xtrackers MSCI Asia Pacific ex Japan Hedged Equity ETF was renamed Xtrackers International Real Estate ETF.
Management of the Fund
Board Members and Officers’ Identification and Background
The identification and background of the Board Members and officers are set forth in Part II—Appendix II-A.
Board Committees and Compensation
Compensation paid to the Independent Board Members, for certain specified periods is set forth in Part I—
Appendix I-C. Information regarding the committees of the Board is set forth in Part I—Appendix I-B.
Board Member Share Ownership and Control Persons
Information concerning the ownership of fund shares by Board Members and officers, as a group, as well as the dollar range value of each Board Member’s share ownership in the fund and, on an aggregate basis, in all Xtrackers funds overseen by them, by investors who control the fund, if any, and by investors who own 5% or more of fund shares, if any, is set forth in Part I—
Appendix I-A.
Portfolio Management
Information regarding the fund’s portfolio managers, including other accounts managed, compensation, ownership of fund shares and possible conflicts of interest, is set forth in Part I—Appendix I-D and Part II – Appendix II-B.
Service Provider Compensation
Compensation paid by the fund for investment advisory services and other expenses through the Unitary Advisory Fee is set forth in Part I—Appendix I-E. The service provider compensation is not applicable to new funds that have not completed a fiscal reporting period. Fee rates are included in Part II – Appendix II-C.
Portfolio Transactions, Brokerage Commissions and Securities Lending Activities
Portfolio Turnover
The portfolio turnover rates for the two most recent fiscal years are set forth in Part I—Appendix I-F. This section does not apply to new funds that have not completed a fiscal reporting period.
Brokerage Commissions
Total brokerage commissions paid by the fund for the three most recent fiscal years are set forth in Part I—
Appendix I-F. This section does not apply to new funds that have not completed a fiscal reporting period.
The fund's policy with respect to portfolio transactions and brokerage is set forth under “Portfolio Transactions” in Part II of this SAI.
Securities Lending Activities
Information regarding securities lending activities of the fund, if any, during its most recent fiscal year is set forth in Part I—Appendix I-H.
Additional information regarding securities lending in general is set forth under “Lending of Portfolio Securities” in Part II of this SAI.
Investments
Investments, Practices and Techniques, and Risks
Part I—Appendix I-G includes a list of the investments, practices and techniques, and risks which the fund may employ (or be subject to) in pursuing its investment objective. Part II—Appendix II-E includes a description of these investments, practices and techniques, and risks.
I-2

Investment Restrictions
It is possible that certain investment practices and/or techniques may not be permissible for a fund based on its investment restrictions, as described herein.
Diversification Status. Xtrackers International Real Estate ETF is classified as a diversified fund. The fund’s election to be classified as diversified under the 1940 Act may not be changed without the vote of a majority of the outstanding voting securities (as defined herein) of the fund.
Currently, under the 1940 Act, for a fund to be classified as a diversified investment company, at least 75% of the value of the fund’s total assets must be represented by cash and cash items (including receivables), government securities, securities of other investment companies, and securities of other issuers, which for the purposes of this calculation are limited in respect of any one issuer to an amount (valued at the time of investment) not greater in value than 5% of the fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer.
Fundamental Policies
The following fundamental policies may not be changed without the approval of a majority of the outstanding voting securities of the fund which, under the 1940 Act and the rules thereunder and as used in this SAI, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the fund.
As a matter of fundamental policy, the fund may not do any of the following:
(1)
concentrate its investments (i.e., invest 25% or more of its total assets in the securities of a particular industry or group of industries), except that the fund will concentrate to the extent that its underlying index concentrates in the securities of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political sub-divisions are not considered to be issued by members of any industry;
(2)
borrow money, except that (i) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities; and (ii) the fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques; to the extent that it engages in transactions described in (i) and (ii), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law;
(3)
issue any senior security, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time;
(4)
make loans, except as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time;
(5)
purchase or sell real estate unless acquired as a result of ownership of securities or other investments (but this restriction shall not prevent the fund from investing in securities of companies engaged in the real estate business or securities or other instruments backed by real estate or mortgages), or commodities or commodity contracts (but this restriction shall not prevent the fund from trading in futures contracts and options on futures contracts, including options on currencies to the extent consistent with the fund’s investment objectives and policies); or
(6)
engage in the business of underwriting securities issued by other persons except, to the extent that the fund may technically be deemed to be an underwriter under the 1933 Act, the disposing of portfolio securities.
For purposes of the concentration policy in investment restriction (1), municipal securities with payments of principal or interest backed by the revenue of a specific project are considered to be issued by a member of the industry which includes such specific project.
I-3

Under the 1940 Act, a senior security does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of a fund at the time the loan is made (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed).
Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies.
Non-Fundamental Policies
The Board has adopted certain additional non-fundamental policies and restrictions which are observed in the conduct of the fund’s affairs. They differ from fundamental investment policies in that they may be changed or amended by action of the Board without requiring prior notice to, or approval of, the shareholders.
As a matter of non-fundamental policy, the fund may not do any of the following:
(1)
sell securities short, unless the fund owns or has the right to obtain securities equivalent in-kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts or other derivative instruments are not deemed to constitute selling securities short;
(2)
purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin;
(3)
purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act;
(4)
invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the fund may invest in the securities of issuers that engage in these activities; and
(5)
invest in illiquid securities if, as a result of such investment, more than 15% of the fund’s net assets would be invested in illiquid securities.
If any percentage restriction described above is complied with at the time of investment, a later increase or decrease in percentage resulting from any change in value or total or net assets will not constitute a violation of such restriction, except that fundamental limitation (2) will be observed continuously in accordance with applicable law.
For purposes of non-fundamental policy (5), an illiquid security is any investment that the fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days without the sale or disposition significantly changing the market value of the investment.
The fund has adopted a non-fundamental investment policy such that the fund may invest in shares of other open-end management investment companies or unit investment trusts subject to the limitations of Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder; provided, however, that if the fund has knowledge that its Shares are purchased by another investment company investor in reliance on the provisions of subparagraphs (F) or (G) of Section 12(d)(1) of the 1940 Act, the fund will not acquire any securities of other open-end management investment companies or unit investment trusts in reliance on the provisions of subparagraphs (F) or (G) of Section 12(d)(1) of the 1940 Act.
Taxes
Important information concerning the tax consequences of an investment in the fund is contained in Part II—
Appendix II-F.
Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements
The financial highlights of the fund included in its prospectus and financial statements incorporated by reference into this SAI have been so included or incorporated by reference in reliance on the report of Ernst & Young LLP, One Manhattan West, New York, New York, 10001. Ernst & Young LLP is an independent registered public accounting firm. The report is given on the authority of the auditors of said firm. The independent registered public accounting firm audits the financial statements of the fund and provides other audit, tax and related services.
I-4

The financial statements, together with the report of the Independent Registered Public Accounting Firm, financial highlights and notes to financial statements in the Annual Financial Statements and Other Information Report of the fund, dated May 31, 2025, are incorporated herein by reference and are hereby deemed to be a part of this SAI.
Additional Information
For information on exchange, CUSIP number and fund fiscal year end information, see Part I—Appendix I-I.
I-5

Part I: Appendix I-A—Board Member Share Ownership and Control Persons
Board Member Share Ownership in the fund
The following tables show the dollar range of equity securities beneficially owned by each current Board Member in the fund and in Xtrackers funds as of December 31, 2024.
Dollar Range of Beneficial Ownership(1)
Board Member	Xtrackers International Real Estate ETF
Independent Board Member:
Stephen R. Byers	None
George O. Elston	None
J. David Officer	None
Aggregate Dollar Range of Beneficial Ownership(1)
Funds Overseen by Board Member in the Xtrackers Funds
Independent Board Member:
Stephen R. Byers	None
George O. Elston	None
J. David Officer	None
(1)
The dollar ranges are: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.
Ownership in Securities of the Advisor and Related Companies
As reported to the fund, the information in the table below reflects ownership by the current Independent Board Members and their immediate family members of certain securities as of December 31, 2024. An immediate family member can be a spouse, children residing in the same household, including step and adoptive children, and any dependents. The securities represent ownership in the Advisor or Distributor and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Advisor or Distributor (including Deutsche Bank AG and DWS Group).
Independent Board Member	Owner and Relationship to Board Member	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
Stephen R. Byers		None
George O. Elston		None
J. David Officer		None
Control Persons and Principal Holders of Securities
As of August 29, 2025, all Board Members and officers owned, as a group, less than 1% of the outstanding shares of the fund.
Although the fund does not have information concerning the beneficial ownership of shares held in the names of DTC participants, the following table identifies those DTC participants who owned of record 5% or more of the fund’s shares as of August 29, 2025:
I-6

Xtrackers International Real Estate ETF
Name and Address	Percentage Ownership
Charles Schwab & Co., Inc. 2423E Lincoln Drive Phoenix, AZ 85016-1215	97.62%
I-7

Part I: Appendix I-B—Board Committees and Meetings
Board Leadership, Structure and Oversight Responsibilities
Board Structure. The Board of the Xtrackers funds is responsible for oversight of the funds, including oversight of the duties performed by the Advisor for the funds under the investment advisory agreement (the “Investment Advisory Agreement”). The Board generally meets in regularly-scheduled meetings four times a year and may meet more often as required.
Mr. Byers serves as Chairperson of the Board. The Board is comprised of Independent Board Members. The Independent Board Members are advised by Independent Trustee Legal Counsel and are represented by such Independent Trustee Legal Counsel at Board and committee meetings. The chairpersons of the Audit Committee and Nominating Committee (each of which consists solely of Independent Board Members) serve as liaisons between the Advisor and other service providers and the other Independent Board Members. Each such chairperson is an Independent Board Member.
The Board regularly reviews its committee structure and membership and believes that its current structure is appropriate based on the fact that the Independent Board Members constitute the Board, the role of the committee chairpersons (who are Independent Board Members), the assets and number of funds overseen by the Board Members, as well as the nature of each fund’s business as an ETF.
Risk Oversight. The Xtrackers funds are subject to a number of risks, including operational, investment and compliance risks. The Board, directly and through its committees, as part of its oversight responsibilities, oversees the services provided by the Advisor and the Trust’s other service providers in connection with the management and operations of the funds, as well as their associated risks. Under the oversight of the Board, the Trust, the Advisor and other service providers have adopted policies, procedures and controls to address these risks.
The Board, directly and through its committees, receives and reviews information from the Advisor, other service providers, the Trust’s Independent Registered Public Accounting Firm and Independent Trustee Legal Counsel to assist it in its oversight responsibilities. This information includes, but is not limited to, reports regarding the funds’ investments, including fund performance and investment practices, valuation of fund portfolio securities, and compliance. The Board also reviews, and must approve any proposed changes to, the funds’ investment objectives, policies and restrictions, and reviews any areas of non-compliance with the funds’ investment policies and restrictions. The Audit Committee monitors the Trust’s accounting policies, financial reporting and internal control system and reviews any internal audit reports impacting the Trust. As part of its compliance oversight, the Board reviews the annual compliance report issued by the Trust’s Chief Compliance Officer on the policies and procedures of the Trust and its service providers, proposed changes to the policies and procedures and quarterly reports on any material compliance issues that arose during the period.
Board Committees. The Board has two standing committees, the Audit Committee and the Nominating Committee, and has delegated certain responsibilities to those committees.
Name of Committee	Number of Meetings in Last Fiscal Year	Functions	Current Board Members
AUDIT COMMITTEE	4
The Audit Committee has the responsibility,
among other things, to: (i) approve the
selection, retention, termination and
compensation of the Trust’s Independent
Registered Public Accounting Firm; (ii) review
the scope of the Independent Registered
Public Accounting Firm’s audit activity; (iii)
review the audited financial statements; and
(iv) review with such Independent Registered
Public Accounting Firm the adequacy and the
effectiveness of the Trust’s internal controls.
			George O. Elston (Chairperson), Stephen R. Byers and J. David Officer
I-8

Name of Committee	Number of Meetings in Last Fiscal Year	Functions	Current Board Members
NOMINATING COMMITTEE	0
The Nominating Committee has the
responsibility, among other things, to identify
and recommend individuals for Board
membership, and evaluate candidates for
Board membership. The Board will consider
recommendations for Board Members from
shareholders. Nominations from shareholders
should be in writing and sent to the Board, to
the attention of the Chairperson of the
Nominating Committee, as described in Part II
SAI Appendix II-A under the caption
“Shareholder Communications to the Board.”
			J. David Officer (Chairperson), Stephen R. Byers and George O. Elston
I-9

Part I: Appendix I-C—Board Member Compensation
Each Independent Board Member receives compensation for his or her services, which includes retainer fees and specified amounts for various committee services and for the Board Chairperson. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors’ educational seminars or conferences, service on industry or association committees, participation as speakers at directors’ conferences or service on special fund industry director task forces or subcommittees. Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance from the fund or any fund in the Xtrackers fund complex.
Board Members who are officers, directors, employees or stockholders of DBX or its affiliates receive no direct compensation from the fund, although they are compensated as employees of DBX, or its affiliates, and as a result may be deemed to participate in fees paid by the fund. The following table shows, for each current Independent Board Member, the aggregate compensation from all of the funds in the Xtrackers fund complex during calendar year 2024.
Total Compensation from Xtrackers Fund Complex
Board Member	Total Compensation from the Xtrackers Fund Complex(1)
Independent Board Member:
Stephen R. Byers(2)	$200,000
George O. Elston(3)	$190,000
J. David Officer(4)	$175,000
(1)
For each Independent Board Member, total compensation from the Xtrackers fund complex represents compensation from 40 funds as of December 31, 2024. Each Independent Board Member receives an annual retainer fee of $165,000. Effective January 1, 2025, the annual retainer for each Independent Board Member increased to $200,000. There are no additional fees for attendance at meetings of the Board or committees, or for unscheduled telephonic meetings or calls.
(2)
Includes $35,000 in annual retainer fees received by Mr. Byers as Chairperson of the Xtrackers funds. Effective January 1, 2025, the annual retainer fee for the Chairperson of the Xtrackers funds increased to $42,000.
(3)
Includes $25,000 in annual retainer fees received by Mr. Elston as Chairperson of the Audit Committee of the Xtrackers funds. Effective January 1, 2025, the annual retainer fee for the Chairperson of the Audit Committee of the Xtrackers funds increased to $30,000.
(4)
Includes $10,000 in annual retainer fees received by Mr. Officer as Chairperson of the Nominating Committee of the Xtrackers funds. Effective January 1, 2025, the annual retainer fee for the Chairperson of the Nominating Committee of the Xtrackers funds increased to $12,000.
I-10

Part I: Appendix I-D—Portfolio Management
Fund Ownership of Portfolio Managers
The following table shows the dollar range of fund shares owned beneficially and of record by the portfolio management team, including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the fund's most recent fiscal year end.
Xtrackers International Real Estate ETF
Name of Portfolio Manager	Dollar Range of Fund Shares Owned
Patrick Dwyer	$0
Shlomo Bassous	$0
Ashif Shaikh	$0
Daniel Park	$0
Conflicts of Interest
In addition to managing the assets of the fund, a portfolio manager may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, per portfolio manager, the number and asset size of: (1) SEC registered investment companies (or series thereof) other than the fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by a portfolio manager. Total assets attributed to a portfolio manager in the tables below include total assets of each account managed, although a portfolio manager may only manage a portion of such account’s assets. For a fund subadvised by subadvisors unaffiliated with the Advisor, total assets of funds managed may only include assets allocated to the portfolio manager and not the total assets of a fund managed. The tables also show the number of performance-based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the fund's most recent fiscal year end.
Xtrackers International Real Estate ETF
Other SEC Registered Investment Companies Managed:
Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance-Based Fee Accounts
Patrick Dwyer	28	$18,229,535,807	0	$0
Shlomo Bassous	28	$18,229,535,807	0	$0
Ashif Shaikh	28	$18,229,535,807	0	$0
Daniel Park	28	$18,229,535,807	0	$0
I-11

Xtrackers International Real Estate ETF
Other Pooled Investment Vehicles Managed:
Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Patrick Dwyer	0	$0	0	$0
Shlomo Bassous	0	$0	0	$0
Ashif Shaikh	0	$0	0	$0
Daniel Park	0	$0	0	$0
Xtrackers International Real Estate ETF
Other Accounts Managed:
Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Patrick Dwyer	21	$2,547,344,939	0	$0
Shlomo Bassous	21	$2,547,344,939	0	$0
Ashif Shaikh	21	$2,547,344,939	0	$0
Daniel Park	21	$2,547,344,939	0	$0
In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the fund. The Advisor or Subadvisor, as applicable, has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the fund and other client accounts.
I-12

Part I: Appendix I-E—Service Provider Compensation
Under the fund’s Investment Advisory Agreement, the Advisor is responsible for substantially all expenses of the fund, including the cost of transfer agency, custody, fund administration, compensation paid to the Independent Board Members, legal, audit and other services, except for the fee payments to the Advisor under the Investment Advisory Agreement, interest expense, acquired fund fees and expenses, taxes, brokerage expenses, distribution fees or expenses (if any), litigation expenses and other extraordinary expenses.
Xtrackers International Real Estate ETF
Fiscal Year Ended	Gross Amount Paid to DBX for Advisory Services(1)	Amount Waived by DBX for Advisory Services
2025	$767,082	$29,627
2024	$768,539	$129,110
2023	$645,106	$107,997
(1)Effective August 13, 2024, the fund pays the Advisor a unitary advisory fee, calculated daily and paid monthly, at the annual rate of 0.10% of the fund’s average daily net assets. Prior to August 13, 2024, the fund paid the Advisor a unitary advisory fee, calculated daily and paid monthly, at the annual rate of 0.12% of the fund’s average daily net assets.
I-13

Part I: Appendix I-F—Portfolio Transactions and Brokerage Commissions
Variations to the fund’s portfolio turnover rate may be due to, among other things, a fluctuating volume of shareholder purchase and redemption orders, market conditions, and/or changes in the Advisor's investment outlook. The amount of brokerage commissions paid by the fund may change from year to year because of, among other things, changing asset levels, shareholder activity and/or portfolio turnover.
Portfolio Turnover Rates
Fund	2025	2024
Xtrackers International Real Estate ETF	8%	15%
Brokerage Commissions
	Fiscal Year	Brokerage Commissions Paid by Fund
Xtrackers International Real Estate ETF	2025	$28,399
	2024(1)	$53,217
	2023	$21,631
(1)Xtrackers International Real Estate ETF experienced increased aggregate brokerage commissions in 2024 due to increased notional value of trades.
Brokerage Commissions Paid to Affiliated Brokers
No trades were effected for the accounts with broker dealers that are affiliated with the Advisor or Subadvisor, if applicable, as of the end of its most recent fiscal year.
Listed below are the regular brokers or dealers (as such term is defined in the 1940 Act) of the fund whose securities the fund held as of the end of its most recent fiscal year and the dollar value of such securities.
Xtrackers International Real Estate ETF
The fund did not hold any securities of its regular brokers or dealers.
Transactions for Research Services
No transactions or related commissions were allocated to broker-dealer firms for research services.
I-14

Part I: Appendix I-G—Investments, Practices and Techniques, and Risks
Below is a list of headings related to investments, practices and techniques, and risks which are further described in Part II—Appendix II-E.
Xtrackers International Real Estate ETF
Borrowing
Commodity Pool Operator Exclusion
Convertible Securities
Derivatives
Depositary Receipts
Equity Securities
Foreign Securities
Illiquid Securities
Inflation
Investment Companies and Other Pooled Investment Vehicles
Lending of Portfolio Securities
Repurchase Agreements
Restricted Securities/Rule 144A Securities
Reverse Repurchase Agreements
Russian Securities
Short-Term Instruments and Temporary Investments
Structured Notes (including Equity-Linked Notes (ELNs))
US Government Securities
I-15

Part I: Appendix I-H—Securities Lending Activities
During the most recent fiscal year, Fidelity Agency Lending (“FAL”), a business unit within National Financial Services LLC, served as the fund’s securities lending agent. The information presented below is for the fiscal year ended 2025.
As a securities lending agent, FAL is responsible for the implementation and administration of the fund’s securities lending program. Pursuant to its Securities Lending Agency Agreement (“Securities Lending Agreement”) with the fund, FAL, as a general matter, performs various services, including the following:
•
determine whether a loan shall be made and negotiate and establish the terms and conditions of the loan with the approved institutional borrowers
•
ensure that all dividends and other distributions paid with respect to loaned securities are credited to a fund’s relevant account
•
receive required cash collateral from borrowers and arrange for the investment of cash collateral as instructed by a fund
•
mark-to-market the market value of loaned securities relative to the market value of the collateral each business day and obtain additional collateral, as needed, in order to maintain the value of the collateral relative to the market value of the loaned securities at the levels required by the Securities Lending Agreement
•
at the termination of a loan, arrange for return of the loaned securities to the fund and the return of the collateral to the borrower
The dollar amounts of income and fees and compensation paid to applicable service provider(s) related to the fund’s securities lending activities during the most recent fiscal year were as follows:
Securities Lending Activities – Income and Fees for Fiscal Year 2025
Xtrackers International Real Estate ETF
Gross income from securities lending activities (including income from cash collateral reinvestment)	$1,462,784
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split[1]	$46,993
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$35,258
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$0
Rebate (paid to borrower)	$957,789
Other fees not included in revenue split	$0
Aggregate fees/compensation for securities lending activities and related services	$1,040,040
Net income from securities lending activities	$422,744
1 Revenue split represents the share of revenue generated by the securities lending program and paid to FAL.
I-16

Part I: Appendix I-I—Additional Information
Fund and its Fiscal Year End	Exchange	CUSIP Number
Xtrackers International Real Estate ETF	NYSE Arca, Inc.	233051846
Fiscal Year End: 5/31
I-17

Statement of Additional Information
October 1, 2025
DBX ETF TRUST

Xtrackers MSCI Emerging Markets Hedged Equity ETF NYSE Arca, Inc.: DBEM
Xtrackers MSCI EAFE Hedged Equity ETF NYSE Arca, Inc.: DBEF
Xtrackers MSCI Japan Hedged Equity ETF NYSE Arca, Inc.: DBJP
Xtrackers MSCI Europe Hedged Equity ETF NYSE Arca, Inc.: DBEU
Xtrackers MSCI All World ex US Hedged Equity ETF NYSE Arca, Inc.: DBAW
Xtrackers MSCI EAFE High Dividend Yield Equity ETF NYSE Arca, Inc.: HDEF
Xtrackers MSCI Eurozone Hedged Equity ETF NYSE Arca, Inc.: DBEZ

This combined Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectus for each fund dated October 1, 2025, as supplemented, a copy of which may be obtained without charge by calling 1-844-851-4255; by visiting Xtrackers.com (the Web site does not form a part of this SAI); or by writing to the Trust’s distributor, ALPS Distributors, Inc. (the “Distributor”), 1290 Broadway, Suite 1000, Denver, Colorado 80203. This SAI is incorporated by reference into the prospectus.
Portions of the Annual Financial Statements and Other Information Report of each fund are incorporated herein by reference, and are hereby deemed to be part of this SAI. Such reports may also be obtained without charge by calling the number provided in the preceding paragraph.
This SAI is divided into two Parts—Part I and Part II. Part I contains information that is specific to each fund, while Part II contains information that generally applies to each of the funds in the Xtrackers funds.

Statement of Additional Information (SAI)—Part I

Part I
Definitions
“1933 Act” – the Securities Act of 1933, as amended
“1934 Act” – the Securities Exchange Act of 1934, as amended
“1940 Act” – the Investment Company Act of 1940, as amended
“Administrator” or “Custodian” or “Transfer Agent” or “BNY” – The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10286
“Advisor” or “DBX” – DBX Advisors LLC, 875 Third Avenue, New York, New York 10022
“ALPS” or “Distributor” – ALPS Distributors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203
“Board” – Board of Trustees of the Trust
“Board Members” – Members of the Board of Trustees of the Trust
“Business Day” – any day on which the Exchange on which the fund is listed for trading is open for business
“Cash Component” – deposit of a specified cash payment
“Creation Units” – shares that have been aggregated into blocks
“Code” – the Internal Revenue Code of 1986, as amended
“DTC” – Depository Trust Company
“DWS” – refers to the asset management activities conducted by DWS Group GmbH & Co. KGaA or any of its subsidiaries, including the Advisor and other affiliated investment advisors
“DWS Group” – a separate, publicly-listed financial services firm that is an indirect, majority-owned subsidiary of Deutsche Bank AG.
“ETF” – exchange-traded fund
“Exchange” – NYSE Arca, Inc.
“Fitch” – Fitch Ratings, an NRSRO
“Fund Legal Counsel” – Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois 60601
“fund” or “series” – Xtrackers MSCI Emerging Markets Hedged Equity ETF, Xtrackers MSCI EAFE Hedged Equity ETF, Xtrackers MSCI Japan Hedged Equity ETF, Xtrackers MSCI Europe Hedged Equity ETF, Xtrackers MSCI All World ex US Hedged Equity ETF, Xtrackers MSCI EAFE High Dividend Yield Equity ETF and Xtrackers MSCI Eurozone Hedged Equity ETF as the context may require
“Independent Board Members” – Board Members who are not interested persons (as defined in the 1940 Act) of the fund, the investment advisor or the distributor
“Independent Registered Public Accounting Firm” – Ernst & Young LLP, One Manhattan West, New York, New York, 10001
“Independent Trustee Legal Counsel” – K&L Gates LLP, 1601 K Street, NW, Washington, DC 20006
“IOPV” – Indicative Optimized Portfolio Value
“Moody’s” – Moody’s Investors Service, Inc., an NRSRO
“NRSRO” – a nationally recognized statistical rating organization
“SEC” – the Securities and Exchange Commission
“Shares” – shares of beneficial interest registered under the 1933 Act
“Trust” – DBX ETF Trust
“Underlying Index” – a specified benchmark index
“Unitary Advisory Fee” – fee payable to the Advisor for its services under the Investment Advisory Agreement with each fund and the Advisor’s commitment to pay substantially all expenses of each fund, including the cost of transfer agency, custody, fund administration, compensation paid to the Independent Board Members, legal, audit and other services, except for the fee payments to the Advisor under the Investment Advisory Agreement, interest expense, acquired fund fees and expenses, taxes, brokerage expenses, distribution fees or expenses (if any), litigation expenses and other extraordinary expenses
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“Xtrackers funds” – the US registered investment companies advised by DBX
Fund Organization
DBX ETF Trust was organized as a Delaware statutory trust on October 7, 2010 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company registered with the SEC under the 1940 Act. Additional information about the Trust is set forth in Part II under “Fund Organization.”
Effective August 11, 2014, the Board of Trustees approved changes to the names of each applicable fund as set forth below. db X-trackers MSCI Emerging Markets Hedged Equity Fund was renamed Deutsche X-trackers MSCI Emerging Markets Hedged Equity ETF; db X-trackers MSCI EAFE Hedged Equity Fund was renamed Deutsche X-trackers MSCI EAFE Hedged Equity ETF; db X-trackers MSCI Japan Hedged Equity Fund was renamed Deutsche X-trackers MSCI Japan Hedged Equity ETF; db X-trackers MSCI Europe Hedged Equity Fund was renamed Deutsche X-trackers MSCI Europe Hedged Equity ETF and db X-trackers MSCI All World ex US Hedged Equity Fund was renamed Deutsche X-trackers MSCI All World ex US Hedged Equity ETF.
Effective October 2, 2017, the Board of Trustees approved changes to the names of each applicable fund as set forth below. Deutsche X-trackers MSCI Emerging Markets Hedged Equity ETF was renamed Xtrackers MSCI Emerging Markets Hedged Equity ETF; Deutsche X-trackers MSCI EAFE Hedged Equity ETF was renamed Xtrackers MSCI EAFE Hedged Equity ETF; Deutsche X-trackers MSCI Japan Hedged Equity ETF was renamed Xtrackers MSCI Japan Hedged Equity ETF; Deutsche X-trackers MSCI Europe Hedged Equity ETF was renamed Xtrackers MSCI Europe Hedged Equity ETF; Deutsche X-trackers MSCI All World ex US Hedged Equity ETF was renamed Xtrackers MSCI All World ex US Hedged Equity ETF; Deutsche X-trackers MSCI EAFE High Dividend Yield Hedged Equity ETF was renamed Xtrackers MSCI EAFE High Dividend Yield Hedged Equity ETF and Deutsche X-trackers MSCI Eurozone High Dividend Yield Hedged Equity ETF was renamed Xtrackers MSCI Eurozone High Dividend Yield Hedged Equity ETF.
Effective February 13, 2018, Xtrackers MSCI EAFE High Dividend Yield Hedged Equity ETF was renamed Xtrackers MSCI EAFE High Dividend Yield Equity ETF.
Management of each Fund
Board Members and Officers’ Identification and Background
The identification and background of the Board Members and officers are set forth in Part II—Appendix II-A.
Board Committees and Compensation
Compensation paid to the Independent Board Members, for certain specified periods is set forth in Part I—
Appendix I-C. Information regarding the committees of the Board is set forth in Part I—Appendix I-B.
Board Member Share Ownership and Control Persons
Information concerning the ownership of fund shares by Board Members and officers, as a group, as well as the dollar range value of each Board Member’s share ownership in each fund and, on an aggregate basis, in all Xtrackers funds overseen by them, by investors who control the fund, if any, and by investors who own 5% or more of fund shares, if any, is set forth in Part I—
Appendix I-A.
Portfolio Management
Information regarding each fund’s portfolio managers, including other accounts managed, compensation, ownership of fund shares and possible conflicts of interest, is set forth in Part I—Appendix I-D and Part II – Appendix II-B.
Service Provider Compensation
Compensation paid by each fund for investment advisory services and other expenses through the Unitary Advisory Fee is set forth in Part I—Appendix I-E. The service provider compensation is not applicable to new funds that have not completed a fiscal reporting period. Fee rates are included in Part II – Appendix II-C.
Portfolio Transactions, Brokerage Commissions and Securities Lending Activities
Portfolio Turnover
The portfolio turnover rates for the two most recent fiscal years are set forth in Part I—Appendix I-F. This section does not apply to new funds that have not completed a fiscal reporting period.
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Brokerage Commissions
Total brokerage commissions paid by each fund for the three most recent fiscal years are set forth in Part I—
Appendix I-F. This section does not apply to new funds that have not completed a fiscal reporting period.
Each fund's policy with respect to portfolio transactions and brokerage is set forth under “Portfolio Transactions” in Part II of this SAI.
Securities Lending Activities
Information regarding securities lending activities of each fund, if any, during its most recent fiscal year is set forth in Part I—Appendix I-H.
Additional information regarding securities lending in general is set forth under “Lending of Portfolio Securities” in Part II of this SAI.
Investments
Investments, Practices and Techniques, and Risks
Part I—Appendix I-G includes a list of the investments, practices and techniques, and risks which each fund may employ (or be subject to) in pursuing its investment objective. Part II—Appendix II-E includes a description of these investments, practices and techniques, and risks.
Investment Restrictions
It is possible that certain investment practices and/or techniques may not be permissible for a fund based on its investment restrictions, as described herein.
Diversification Status. Each fund is classified as a diversified fund. In reliance on no-action relief furnished by the SEC, each fund may be diversified or non-diversified at any given time, based on the composition of the index that the fund seeks to track.
Currently, under the 1940 Act, for a fund to be classified as a diversified investment company, at least 75% of the value of the fund’s total assets must be represented by cash and cash items (including receivables), government securities, securities of other investment companies, and securities of other issuers, which for the purposes of this calculation are limited in respect of any one issuer to an amount (valued at the time of investment) not greater in value than 5% of the fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer.
Fundamental Policies
The following fundamental policies may not be changed without the approval of a majority of the outstanding voting securities of a fund which, under the 1940 Act and the rules thereunder and as used in this SAI, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of a fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a fund.
As a matter of fundamental policy, a fund may not do any of the following:
(1)
concentrate its investments (i.e., invest 25% or more of its total assets in the securities of a particular industry or group of industries), except that a fund will concentrate to the extent that its underlying index concentrates in the securities of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political sub-divisions are not considered to be issued by members of any industry;
(2)
borrow money, except that (i) each fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities; and (ii) each fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques; to the extent that it engages in transactions described in (i) and (ii), each fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law;
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(3)
issue any senior security, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time;
(4)
make loans, except as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time;
(5)
purchase or sell real estate unless acquired as a result of ownership of securities or other investments (but this restriction shall not prevent each fund from investing in securities of companies engaged in the real estate business or securities or other instruments backed by real estate or mortgages), or commodities or commodity contracts (but this restriction shall not prevent each fund from trading in futures contracts and options on futures contracts, including options on currencies to the extent consistent with each fund’s investment objectives and policies); or
(6)
engage in the business of underwriting securities issued by other persons except, to the extent that each fund may technically be deemed to be an underwriter under the 1933 Act, the disposing of portfolio securities.
For purposes of the concentration policy in investment restriction (1), municipal securities with payments of principal or interest backed by the revenue of a specific project are considered to be issued by a member of the industry which includes such specific project.
Under the 1940 Act, a senior security does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of a fund at the time the loan is made (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed).
Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies.
Non-Fundamental Policies
The Board has adopted certain additional non-fundamental policies and restrictions which are observed in the conduct of a fund’s affairs. They differ from fundamental investment policies in that they may be changed or amended by action of the Board without requiring prior notice to, or approval of, the shareholders.
As a matter of non-fundamental policy, a fund may not do any of the following:
(1)
sell securities short, unless the fund owns or has the right to obtain securities equivalent in-kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts or other derivative instruments are not deemed to constitute selling securities short;
(2)
purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin;
(3)
purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act;
(4)
invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the fund may invest in the securities of issuers that engage in these activities; and
(5)
invest in illiquid securities if, as a result of such investment, more than 15% of the fund’s net assets would be invested in illiquid securities.
If any percentage restriction described above is complied with at the time of investment, a later increase or decrease in percentage resulting from any change in value or total or net assets will not constitute a violation of such restriction, except that fundamental limitation (2) will be observed continuously in accordance with applicable law.
For purposes of non-fundamental policy (5), an illiquid security is any investment that the fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days without the sale or disposition significantly changing the market value of the investment.
Each fund has adopted a non-fundamental investment policy such that each fund may invest in shares of other open-end management investment companies or unit
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investment trusts subject to the limitations of Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder; provided, however, that if a fund has knowledge that its Shares are purchased by another investment company investor in reliance on the provisions of subparagraphs (F) or (G) of Section 12(d)(1) of the 1940 Act, each fund will not acquire any securities of other open-end management investment companies or unit investment trusts in reliance on the provisions of subparagraphs (F) or (G) of Section 12(d)(1) of the 1940 Act.
Taxes
Important information concerning the tax consequences of an investment in each fund is contained in Part II—
Appendix II-F.
Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements
The financial highlights of each fund included in its prospectus and financial statements incorporated by reference into this SAI have been so included or incorporated by reference in reliance on the report of Ernst & Young LLP, One Manhattan West, New York, New York, 10001. Ernst & Young LLP is an independent registered public accounting firm. The report is given on the authority of the auditors of said firm. The independent registered public accounting firm audits the financial statements of each fund and provides other audit, tax and related services.
The financial statements, together with the report of the Independent Registered Public Accounting Firm, financial highlights and notes to financial statements in the Annual Financial Statements and Other Information Report of each fund, dated May 31, 2025, are incorporated herein by reference and are hereby deemed to be a part of this SAI.
Additional Information
For information on exchange, CUSIP number and fund fiscal year end information, see Part I—Appendix I-I.
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Part I: Appendix I-A—Board Member Share Ownership and Control Persons
Board Member Share Ownership in each fund
The following tables show the dollar range of equity securities beneficially owned by each current Board Member in each fund and in Xtrackers funds as of December 31, 2024.
Dollar Range of Beneficial Ownership(1)
Board Member	Xtrackers MSCI Emerging Markets Hedged Equity ETF	Xtrackers MSCI EAFE Hedged Equity ETF	Xtrackers MSCI Japan Hedged Equity ETF	Xtrackers MSCI Europe Hedged Equity ETF
Independent Board Member:
Stephen R. Byers	None	None	None	None
George O. Elston	None	None	None	None
J. David Officer	None	None	None	None

Board Member	Xtrackers MSCI All World ex US Hedged Equity ETF	Xtrackers MSCI EAFE High Dividend Yield Equity ETF	Xtrackers MSCI Eurozone Hedged Equity ETF
Independent Board Member:
Stephen R. Byers	None	None	None
George O. Elston	None	None	None
J. David Officer	None	None	None
Aggregate Dollar Range of Beneficial Ownership(1)
Funds Overseen by Board Member in the Xtrackers Funds
Independent Board Member:
Stephen R. Byers	None
George O. Elston	None
J. David Officer	None
(1)
The dollar ranges are: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.
Ownership in Securities of the Advisor and Related Companies
As reported to each fund, the information in the table below reflects ownership by the current Independent Board Members and their immediate family members of certain securities as of December 31, 2024. An immediate family member can be a spouse, children residing in the same household, including step and adoptive children, and any
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dependents. The securities represent ownership in the Advisor or Distributor and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Advisor or Distributor (including Deutsche Bank AG and DWS Group).
Independent Board Member	Owner and Relationship to Board Member	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
Stephen R. Byers		None
George O. Elston		None
J. David Officer		None
Control Persons and Principal Holders of Securities
As of August 29, 2025, all Board Members and officers owned, as a group, less than 1% of the outstanding shares of a fund.
Although the fund does not have information concerning the beneficial ownership of shares held in the names of DTC participants, the following table identifies those DTC participants who owned of record 5% or more of a fund’s shares as of August 29, 2025:
Xtrackers MSCI Emerging Markets Hedged Equity ETF
Name and Address	Percentage Ownership
Charles Schwab & Co., Inc. 2423 E. Lincoln Drive Phoenix, AZ 85016-1215	23.46%
American Enterprise Investment Services 901 3rd Ave. South Minneapolis, MN 55474	17.56%
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	15.04%
UBS Financial Services Inc. 1000 Harbour Blvd. Weehawken, NJ 07086	12.48%
Wells Fargo Clearing Services LLC 2801 Market Street H0006-09B St. Louis, MO 63102	11.28%
Xtrackers MSCI EAFE Hedged Equity ETF
Name and Address	Percentage Ownership
Charles Schwab & Co., Inc. 2423 E. Lincoln Drive Phoenix, AZ 85016-1215	25.26%
American Enterprise Investment Services 901 3rd Ave. South Minneapolis, MN 55474	13.95%
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Name and Address	Percentage Ownership
Goldman Sachs & Co. LLC 30 Hudson Street Proxy Department Jersey City, NJ 07302	13.03%
Pershing LLC One Pershing Plaza Jersey City, NJ 07399	8.99%
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	8.83%
Morgan Stanley Smith Barney LLC 1300 Thames St., 6th Floor Baltimore, MD 21231	5.87%
Xtrackers MSCI Japan Hedged Equity ETF
Name and Address	Percentage Ownership
Charles Schwab & Co., Inc. 2423 E. Lincoln Drive Phoenix, AZ 85016-1215	25.97%
Morgan Stanley Smith Barney LLC 1300 Thames St., 6th Floor Baltimore, MD 21231	15.26%
JPMorgan Chase Bank, NA 500 Stanton Christiana Road, 2nd Fl. Newark, DE 19713-2107	8.01%
The Bank of New York Mellon 525 William Penn Place Suite 153-0400 Pittsburgh, PA 15259	6.17%
Vanguard Fiduciary Trust Company Attn Outside Funds K14 P.O. Box 2600 Valley Forge, PA 19482-2600	6.17%
FID SSB 3000 Schwab Way Westlake, TX 76262	5.92%
Xtrackers MSCI Europe Hedged Equity ETF
Name and Address	Percentage Ownership
Charles Schwab & Co., Inc. 2423 E. Lincoln Drive Phoenix, AZ 85016-1215	24.45%%
Morgan Stanley Smith Barney LLC 1300 Thames St., 6th Floor Baltimore, MD 21231	23.28%
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Name and Address	Percentage Ownership
J.P. Morgan Securities LLC 500 Stanton Christiana Road, 2nd Fl. Newark, DE 19713-2107	12.87%
Xtrackers MSCI All World ex US Hedged Equity ETF
Name and Address	Percentage Ownership
Charles Schwab & Co., Inc. 2423 E. Lincoln Drive Phoenix, AZ 85016-1215	25.72%
Raymond James & Associates, Inc. 880 Carilion Parkway Saint Petersburg, FL 33716	12.81%
Merrill Lynch, Pierce, Fenner & Smith Inc. 101 Hudson St. Jersey City, NJ 07302-3997	12.78%
American Enterprise Investment Services 901 3rd Ave. South Minneapolis, MN 55474	12.33%
LPL Financial Corporation 9785 Towne Centre Drive San Diego, CA 92121-1968	11.02%
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	7.93%
Morgan Stanley Smith Barney LLC 1300 Thames St., 6th Floor Baltimore, MD 21231	7.25%
Xtrackers MSCI EAFE High Dividend Yield Equity ETF
Name and Address	Percentage Ownership
Charles Schwab & Co., Inc. 2423 E. Lincoln Drive Phoenix, AZ 85016-1215	78.01%
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	6.49%
Xtrackers MSCI Eurozone Hedged Equity ETF
Name and Address	Percentage Ownership
Charles Schwab & Co., Inc. 2423 E. Lincoln Drive Phoenix, AZ 85016-1215	65.72%
Goldman Sachs & Co. LLC 30 Hudson Street Proxy Department Jersey City, NJ 07302	10.21%
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Name and Address	Percentage Ownership
Morgan Stanley Smith Barney LLC 1300 Thames St., 6th Floor Baltimore, MD 21231	7.78%
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Part I: Appendix I-B—Board Committees and Meetings
Board Leadership, Structure and Oversight Responsibilities
Board Structure. The Board of the Xtrackers funds is responsible for oversight of the funds, including oversight of the duties performed by the Advisor for the funds under the investment advisory agreement (the “Investment Advisory Agreement”). The Board generally meets in regularly-scheduled meetings four times a year and may meet more often as required.
Mr. Byers serves as Chairperson of the Board. The Board is comprised of Independent Board Members. The Independent Board Members are advised by Independent Trustee Legal Counsel and are represented by such Independent Trustee Legal Counsel at Board and committee meetings. The chairpersons of the Audit Committee and Nominating Committee (each of which consists solely of Independent Board Members) serve as liaisons between the Advisor and other service providers and the other Independent Board Members. Each such chairperson is an Independent Board Member.
The Board regularly reviews its committee structure and membership and believes that its current structure is appropriate based on the fact that the Independent Board Members constitute the Board, the role of the committee chairpersons (who are Independent Board Members), the assets and number of funds overseen by the Board Members, as well as the nature of each fund’s business as an ETF.
Risk Oversight. The Xtrackers funds are subject to a number of risks, including operational, investment and compliance risks. The Board, directly and through its committees, as part of its oversight responsibilities, oversees the services provided by the Advisor and the Trust’s other service providers in connection with the management and operations of the funds, as well as their associated risks. Under the oversight of the Board, the Trust, the Advisor and other service providers have adopted policies, procedures and controls to address these risks.
The Board, directly and through its committees, receives and reviews information from the Advisor, other service providers, the Trust’s Independent Registered Public Accounting Firm and Independent Trustee Legal Counsel to assist it in its oversight responsibilities. This information includes, but is not limited to, reports regarding the funds’ investments, including fund performance and investment practices, valuation of fund portfolio securities, and compliance. The Board also reviews, and must approve any proposed changes to, the funds’ investment objectives, policies and restrictions, and reviews any areas of non-compliance with the funds’ investment policies and restrictions. The Audit Committee monitors the Trust’s accounting policies, financial reporting and internal control system and reviews any internal audit reports impacting the Trust. As part of its compliance oversight, the Board reviews the annual compliance report issued by the Trust’s Chief Compliance Officer on the policies and procedures of the Trust and its service providers, proposed changes to the policies and procedures and quarterly reports on any material compliance issues that arose during the period.
Board Committees. The Board has two standing committees, the Audit Committee and the Nominating Committee, and has delegated certain responsibilities to those committees.
Name of Committee	Number of Meetings in Last Fiscal Year	Functions	Current Board Members
AUDIT COMMITTEE	4
The Audit Committee has the responsibility,
among other things, to: (i) approve the
selection, retention, termination and
compensation of the Trust’s Independent
Registered Public Accounting Firm; (ii) review
the scope of the Independent Registered
Public Accounting Firm’s audit activity; (iii)
review the audited financial statements; and
(iv) review with such Independent Registered
Public Accounting Firm the adequacy and the
effectiveness of the Trust’s internal controls.
			George O. Elston (Chairperson), Stephen R. Byers and J. David Officer
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Name of Committee	Number of Meetings in Last Fiscal Year	Functions	Current Board Members
NOMINATING COMMITTEE	0
The Nominating Committee has the
responsibility, among other things, to identify
and recommend individuals for Board
membership, and evaluate candidates for
Board membership. The Board will consider
recommendations for Board Members from
shareholders. Nominations from shareholders
should be in writing and sent to the Board, to
the attention of the Chairperson of the
Nominating Committee, as described in Part II
SAI Appendix II-A under the caption
“Shareholder Communications to the Board.”
			J. David Officer (Chairperson), Stephen R. Byers and George O. Elston
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Part I: Appendix I-C—Board Member Compensation
Each Independent Board Member receives compensation for his or her services, which includes retainer fees and specified amounts for various committee services and for the Board Chairperson. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors’ educational seminars or conferences, service on industry or association committees, participation as speakers at directors’ conferences or service on special fund industry director task forces or subcommittees. Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance from a fund or any fund in the Xtrackers fund complex.
Board Members who are officers, directors, employees or stockholders of DBX or its affiliates receive no direct compensation from the fund, although they are compensated as employees of DBX, or its affiliates, and as a result may be deemed to participate in fees paid by a fund. The following table shows, for each current Independent Board Member, the aggregate compensation from all of the funds in the Xtrackers fund complex during calendar year 2024.
Total Compensation from Xtrackers Fund Complex
Board Member	Total Compensation from the Xtrackers Fund Complex(1)
Independent Board Member:
Stephen R. Byers(2)	$200,000
George O. Elston(3)	$190,000
J. David Officer(4)	$175,000
(1)
For each Independent Board Member, total compensation from the Xtrackers fund complex represents compensation from 40 funds as of December 31, 2024. Each Independent Board Member receives an annual retainer fee of $165,000. Effective January 1, 2025, the annual retainer for each Independent Board Member increased to $200,000. There are no additional fees for attendance at meetings of the Board or committees, or for unscheduled telephonic meetings or calls.
(2)
Includes $35,000 in annual retainer fees received by Mr. Byers as Chairperson of the Xtrackers funds. Effective January 1, 2025, the annual retainer fee for the Chairperson of the Xtrackers funds increased to $42,000.
(3)
Includes $25,000 in annual retainer fees received by Mr. Elston as Chairperson of the Audit Committee of the Xtrackers funds. Effective January 1, 2025, the annual retainer fee for the Chairperson of the Audit Committee of the Xtrackers funds increased to $30,000.
(4)
Includes $10,000 in annual retainer fees received by Mr. Officer as Chairperson of the Nominating Committee of the Xtrackers funds. Effective January 1, 2025, the annual retainer fee for the Chairperson of the Nominating Committee of the Xtrackers funds increased to $12,000.
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Part I: Appendix I-D—Portfolio Management
Fund Ownership of Portfolio Managers
The following table shows the dollar range of fund shares owned beneficially and of record by the portfolio management team, including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of each fund's most recent fiscal year end.
Xtrackers MSCI Emerging Markets Hedged Equity ETF
Name of Portfolio Manager	Dollar Range of Fund Shares Owned
Patrick Dwyer	$0
Shlomo Bassous	$0
Ashif Shaikh	$0
Daniel Park	$0
Xtrackers MSCI EAFE Hedged Equity ETF
Name of Portfolio Manager	Dollar Range of Fund Shares Owned
Patrick Dwyer	$0
Shlomo Bassous	$0
Ashif Shaikh	$0
Daniel Park	$0
Xtrackers MSCI Japan Hedged Equity ETF
Name of Portfolio Manager	Dollar Range of Fund Shares Owned
Patrick Dwyer	$0
Shlomo Bassous	$0
Ashif Shaikh	$0
Daniel Park	$0
Xtrackers MSCI Europe Hedged Equity ETF
Name of Portfolio Manager	Dollar Range of Fund Shares Owned
Patrick Dwyer	$0
Shlomo Bassous	$0
Ashif Shaikh	$0
Daniel Park	$0
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Xtrackers MSCI All World ex US Hedged Equity ETF
Name of Portfolio Manager	Dollar Range of Fund Shares Owned
Patrick Dwyer	$1 - $10,000
Shlomo Bassous	$0
Ashif Shaikh	$0
Daniel Park	$0
Xtrackers MSCI EAFE High Dividend Yield Equity ETF
Name of Portfolio Manager	Dollar Range of Fund Shares Owned
Patrick Dwyer	$0
Shlomo Bassous	$0
Ashif Shaikh	$0
Daniel Park	$0
Xtrackers MSCI Eurozone Hedged Equity ETF
Name of Portfolio Manager	Dollar Range of Fund Shares Owned
Patrick Dwyer	$0
Shlomo Bassous	$0
Ashif Shaikh	$0
Daniel Park	$0
Conflicts of Interest
In addition to managing the assets of each fund, a portfolio manager may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, per portfolio manager, the number and asset size of: (1) SEC registered investment companies (or series thereof) other than each fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by a portfolio manager. Total assets attributed to a portfolio manager in the tables below include total assets of each account managed, although a portfolio manager may only manage a portion of such account’s assets. For a fund subadvised by subadvisors unaffiliated with the Advisor, total assets of funds managed may only include assets allocated to the portfolio manager and not the total assets of a fund managed. The tables also show the number of performance-based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of each fund's most recent fiscal year end.
Xtrackers MSCI Emerging Markets Hedged Equity ETF
Other SEC Registered Investment Companies Managed:
Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance-Based Fee Accounts
Patrick Dwyer	28	$18,985,755,095	0	$0
Shlomo Bassous	28	$18,985,755,095	0	$0
Ashif Shaikh	28	$18,985,755,095	0	$0
Daniel Park	28	$18,985,755,095	0	$0
I-15

Xtrackers MSCI EAFE Hedged Equity ETF
Other SEC Registered Investment Companies Managed:
Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance-Based Fee Accounts
Patrick Dwyer	28	$11,024,114,705	0	$0
Shlomo Bassous	28	$11,024,114,705	0	$0
Ashif Shaikh	28	$11,024,114,705	0	$0
Daniel Park	28	$11,024,114,705	0	$0
Xtrackers MSCI Japan Hedged Equity ETF
Other SEC Registered Investment Companies Managed:
Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance-Based Fee Accounts
Patrick Dwyer	28	$18,664,281,782	0	$0
Shlomo Bassous	28	$18,664,281,782	0	$0
Ashif Shaikh	28	$18,664,281,782	0	$0
Daniel Park	28	$18,664,281,782	0	$0
Xtrackers MSCI Europe Hedged Equity ETF
Other SEC Registered Investment Companies Managed:
Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance-Based Fee Accounts
Patrick Dwyer	28	$18,370,251,067	0	$0
Shlomo Bassous	28	$18,370,251,067	0	$0
Ashif Shaikh	28	$18,370,251,067	0	$0
Daniel Park	28	$18,370,251,067	0	$0
Xtrackers MSCI All World ex US Hedged Equity ETF
Other SEC Registered Investment Companies Managed:
Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance-Based Fee Accounts
Patrick Dwyer	28	$18,877,234,460	0	$0
Shlomo Bassous	28	$18,877,234,460	0	$0
Ashif Shaikh	28	$18,877,234,460	0	$0
Daniel Park	28	$18,877,234,460	0	$0
I-16

Xtrackers MSCI EAFE High Dividend Yield Equity ETF
Other SEC Registered Investment Companies Managed:
Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance-Based Fee Accounts
Patrick Dwyer	28	$17,043,125,534	0	$0
Shlomo Bassous	28	$17,043,125,534	0	$0
Ashif Shaikh	28	$17,043,125,534	0	$0
Daniel Park	28	$17,043,125,534	0	$0
Xtrackers MSCI Eurozone Hedged Equity ETF
Other SEC Registered Investment Companies Managed:
Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance-Based Fee Accounts
Patrick Dwyer	28	$18,977,801,616	0	$0
Shlomo Bassous	28	$18,977,801,616	0	$0
Ashif Shaikh	28	$18,977,801,616	0	$0
Daniel Park	28	$18,977,801,616	0	$0
Xtrackers MSCI Emerging Markets Hedged Equity ETF
Other Pooled Investment Vehicles Managed:
Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Patrick Dwyer	0	$0	0	$0
Shlomo Bassous	0	$0	0	$0
Ashif Shaikh	0	$0	0	$0
Daniel Park	0	$0	0	$0
Xtrackers MSCI EAFE Hedged Equity ETF
Other Pooled Investment Vehicles Managed:
Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Patrick Dwyer	0	$0	0	$0
Shlomo Bassous	0	$0	0	$0
Ashif Shaikh	0	$0	0	$0
Daniel Park	0	$0	0	$0
I-17

Xtrackers MSCI Japan Hedged Equity ETF
Other Pooled Investment Vehicles Managed:
Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Patrick Dwyer	0	$0	0	$0
Shlomo Bassous	0	$0	0	$0
Ashif Shaikh	0	$0	0	$0
Daniel Park	0	$0	0	$0
Xtrackers MSCI Europe Hedged Equity ETF
Other Pooled Investment Vehicles Managed:
Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Patrick Dwyer	0	$0	0	$0
Shlomo Bassous	0	$0	0	$0
Ashif Shaikh	0	$0	0	$0
Daniel Park	0	$0	0	$0
Xtrackers MSCI All World ex US Hedged Equity ETF
Other Pooled Investment Vehicles Managed:
Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Patrick Dwyer	0	$0	0	$0
Shlomo Bassous	0	$0	0	$0
Ashif Shaikh	0	$0	0	$0
Daniel Park	0	$0	0	$0
I-18

Xtrackers MSCI EAFE High Dividend Yield Equity ETF
Other Pooled Investment Vehicles Managed:
Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Patrick Dwyer	0	$0	0	$0
Shlomo Bassous	0	$0	0	$0
Ashif Shaikh	0	$0	0	$0
Daniel Park	0	$0	0	$0
Xtrackers MSCI Eurozone Hedged Equity ETF
Other Pooled Investment Vehicles Managed:
Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Patrick Dwyer	0	$0	0	$0
Shlomo Bassous	0	$0	0	$0
Ashif Shaikh	0	$0	0	$0
Daniel Park	0	$0	0	$0
Xtrackers MSCI Emerging Markets Hedged Equity ETF
Other Accounts Managed:
Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Patrick Dwyer	21	$2,547,344,939	0	$0
Shlomo Bassous	21	$2,547,344,939	0	$0
Ashif Shaikh	21	$2,547,344,939	0	$0
Daniel Park	21	$2,547,344,939	0	$0
Xtrackers MSCI EAFE Hedged Equity ETF
Other Accounts Managed:
Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Patrick Dwyer	21	$2,547,344,939	0	$0
Shlomo Bassous	21	$2,547,344,939	0	$0
Ashif Shaikh	21	$2,547,344,939	0	$0
Daniel Park	21	$2,547,344,939	0	$0
I-19

Xtrackers MSCI Japan Hedged Equity ETF
Other Accounts Managed:
Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Patrick Dwyer	21	$2,547,344,939	0	$0
Shlomo Bassous	21	$2,547,344,939	0	$0
Ashif Shaikh	21	$2,547,344,939	0	$0
Daniel Park	21	$2,547,344,939	0	$0
Xtrackers MSCI Europe Hedged Equity ETF
Other Accounts Managed:
Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Patrick Dwyer	21	$2,547,344,939	0	$0
Shlomo Bassous	21	$2,547,344,939	0	$0
Ashif Shaikh	21	$2,547,344,939	0	$0
Daniel Park	21	$2,547,344,939	0	$0
Xtrackers MSCI All World ex US Hedged Equity ETF
Other Accounts Managed:
Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Patrick Dwyer	21	$2,547,344,939	0	$0
Shlomo Bassous	21	$2,547,344,939	0	$0
Ashif Shaikh	21	$2,547,344,939	0	$0
Daniel Park	21	$2,547,344,939	0	$0
Xtrackers MSCI EAFE High Dividend Yield Equity ETF
Other Accounts Managed:
Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Patrick Dwyer	21	$2,547,344,939	0	$0
Shlomo Bassous	21	$2,547,344,939	0	$0
Ashif Shaikh	21	$2,547,344,939	0	$0
Daniel Park	21	$2,547,344,939	0	$0
I-20

Xtrackers MSCI Eurozone Hedged Equity ETF
Other Accounts Managed:
Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Patrick Dwyer	21	$2,547,344,939	0	$0
Shlomo Bassous	21	$2,547,344,939	0	$0
Ashif Shaikh	21	$2,547,344,939	0	$0
Daniel Park	21	$2,547,344,939	0	$0
In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of each fund. The Advisor or Subadvisor, as applicable, has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in each fund and other client accounts.
I-21

Part I: Appendix I-E—Service Provider Compensation
Under each fund’s Investment Advisory Agreement, the Advisor is responsible for substantially all expenses of the fund, including the cost of transfer agency, custody, fund administration, compensation paid to the Independent Board Members, legal, audit and other services, except for the fee payments to the Advisor under the Investment Advisory Agreement, interest expense, acquired fund fees and expenses, taxes, brokerage expenses, distribution fees or expenses (if any), litigation expenses and other extraordinary expenses.
Xtrackers MSCI Emerging Markets Hedged Equity ETF
Fiscal Year Ended	Gross Amount Paid to DBX for Advisory Services	Amount Waived by DBX for Advisory Services
2025	$475,082	$1,125
2024	$618,457	$1,497
2023	$588,824	$597
Xtrackers MSCI EAFE Hedged Equity ETF
Fiscal Year Ended	Gross Amount Paid to DBX for Advisory Services	Amount Waived by DBX for Advisory Services
2025	$23,877,843	$106,567
2024	$16,456,931	$68,772
2023	$13,981,604	$39,289
Xtrackers MSCI Japan Hedged Equity ETF
Fiscal Year Ended	Gross Amount Paid to DBX for Advisory Services	Amount Waived by DBX for Advisory Services
2025	$1,847,556	$5,659
2024	$1,462,419	$3,930
2023	$1,017,205	$2,792
Xtrackers MSCI Europe Hedged Equity ETF
Fiscal Year Ended	Gross Amount Paid to DBX for Advisory Services	Amount Waived by DBX for Advisory Services
2025	$2,633,419	$9,800
2024	$2,350,132	$6,861
2023	$2,237,736	$4,951
I-22

Xtrackers MSCI All World ex US Hedged Equity ETF
Fiscal Year Ended	Gross Amount Paid to DBX for Advisory Services	Amount Waived by DBX for Advisory Services
2025	$592,996	$3,410
2024	$556,497	$3,191
2023	$538,523	$1,633
Xtrackers MSCI EAFE High Dividend Yield Equity ETF
Fiscal Year Ended	Gross Amount Paid to DBX for Advisory Services(1)	Amount Waived by DBX for Advisory Services
2025	$1,884,148	$347,196
2024	$2,776,379	$1,047,626
2023	$2,149,850	$1,039
(1)Effective August 13, 2024, the fund pays the Advisor a unitary advisory fee, calculated daily and paid monthly, at the annual rate of 0.09% of the fund’s average daily net assets. Prior to August 13, 2024, the fund paid the Advisor a unitary advisory fee, calculated daily and paid monthly, at the annual rate of 0.20% of the fund’s average daily net assets.
Xtrackers MSCI Eurozone Hedged Equity ETF
Fiscal Year Ended	Gross Amount Paid to DBX for Advisory Services	Amount Waived by DBX for Advisory Services
2025	$208,811	$132
2024	$170,827	$74
2023	$70,718	$27
I-23

Part I: Appendix I-F—Portfolio Transactions and Brokerage Commissions
Variations to a fund’s portfolio turnover rate may be due to, among other things, a fluctuating volume of shareholder purchase and redemption orders, market conditions, and/or changes in the Advisor's investment outlook. The amount of brokerage commissions paid by a fund may change from year to year because of, among other things, changing asset levels, shareholder activity and/or portfolio turnover.
Portfolio Turnover Rates
Fund	2025	2024
Xtrackers MSCI Emerging Markets Hedged Equity ETF	10%	17%
Xtrackers MSCI EAFE Hedged Equity ETF	12%	11%
Xtrackers MSCI Japan Hedged Equity ETF	17%	15%
Xtrackers MSCI Europe Hedged Equity ETF	10%	12%
Xtrackers MSCI All World ex US Hedged Equity ETF	13%	9%
Xtrackers MSCI EAFE High Dividend Yield Equity ETF	22%	26%
Xtrackers MSCI Eurozone Hedged Equity ETF	12%	14%
Brokerage Commissions
	Fiscal Year	Brokerage Commissions Paid by Fund
Xtrackers MSCI Emerging Markets Hedged Equity ETF	2025	$7,889
	2024	$14,720
	2023	$10,196
Xtrackers MSCI EAFE Hedged Equity ETF	2025	$167,022
	2024	$107,493
	2023	$181,019
Xtrackers MSCI Japan Hedged Equity ETF	2025	$17,238
	2024	$14,262
	2023	$10,279
Xtrackers MSCI Europe Hedged Equity ETF	2025	$13,292
	2024	$11,509
	2023	$11,396
Xtrackers MSCI All World ex US Hedged Equity ETF	2025	$7,923
	2024	$3,966
	2023	$8,702
Xtrackers MSCI EAFE High Dividend Yield Equity ETF	2025(1)	$7,681
	2024(2)	$51,613
	2023	$19,387
Xtrackers MSCI Eurozone Hedged Equity ETF	2025	$1,448
	2024	$925
	2023	$346
(1)Xtrackers MSCI EAFE High Dividend Yield Equity ETF experienced decreased aggregate brokerage commissions in 2025 due to decreased trading activity.
(2) Xtrackers MSCI EAFE High Dividend Yield Equity ETF experienced increased aggregate brokerage commissions in 2024 due to increased notional value of trades.
I-24

Brokerage Commissions Paid to Affiliated Brokers
No trades were effected for the accounts with broker dealers that are affiliated with the Advisor or Subadvisor, if applicable, as of the end of its most recent fiscal year.
Listed below are the regular brokers or dealers (as such term is defined in the 1940 Act) of each fund whose securities each fund held as of the end of its most recent fiscal year and the dollar value of such securities.
Xtrackers MSCI Emerging Markets Hedged Equity ETF
The fund did not hold any securities of its regular brokers or dealers.
Xtrackers MSCI EAFE Hedged Equity ETF
Name of Regular Broker or Dealer or Parent (Issuer)	Securities of Regular Broker Dealers
UBS Securities LLC	$44,439,020
Barclays Capital, Inc.	$26,816,724
Xtrackers MSCI Japan Hedged Equity ETF
The fund did not hold any securities of its regular brokers or dealers.
Xtrackers MSCI Europe Hedged Equity ETF
Name of Regular Broker or Dealer or Parent (Issuer)	Securities of Regular Broker Dealers
UBS Securities LLC	$5,641,383
Barclays	$3,424,820
Xtrackers MSCI All World ex US Hedged Equity ETF
Name of Regular Broker or Dealer or Parent (Issuer)	Securities of Regular Broker Dealers
UBS Securities LLC	$608,925
Barclays	$381,410
Xtrackers MSCI EAFE High Dividend Yield Equity ETF
The fund did not hold any securities of its regular brokers or dealers.
Xtrackers MSCI Eurozone Hedged Equity ETF
The fund did not hold any securities of its regular brokers or dealers.
Transactions for Research Services
No transactions or related commissions were allocated to broker-dealer firms for research services.
I-25

Part I: Appendix I-G—Investments, Practices and Techniques, and Risks
Below is a list of headings related to investments, practices and techniques, and risks which are further described in Part II—Appendix II-E.
Xtrackers MSCI Emerging Markets Hedged Equity ETF
Borrowing
Chinese Securities
Commodity Pool Operator Exclusion
Convertible Securities
Depositary Receipts
Derivatives
Equity Securities
Foreign Securities
Illiquid Securities
Inflation
Investment Companies and Other Pooled Investment Vehicles
Lending of Portfolio Securities
Repurchase Agreements
Restricted Securities/Rule 144A Securities
Reverse Repurchase Agreements
Russian Securities
Short-Term Instruments and Temporary Investments
Structured Notes (including Equity-Linked Notes (ELNs))
US Government Securities

Xtrackers MSCI EAFE Hedged Equity ETF
Commodity Pool Operator Exclusion
Convertible Securities
Depositary Receipts
Derivatives
Equity Securities
Foreign Securities
Illiquid Securities
Inflation
Investment Companies and Other Pooled Investment Vehicles
Lending of Portfolio Securities
Repurchase Agreements
Restricted Securities/Rule 144A Securities
Reverse Repurchase Agreements
Short-Term Instruments and Temporary Investments
Structured Notes (including Equity-Linked Notes (ELNs))
US Government Securities

Xtrackers MSCI Japan Hedged Equity ETF
Commodity Pool Operator Exclusion
Convertible Securities
Depositary Receipts
I-26

Derivatives
Equity Securities
Foreign Securities
Illiquid Securities
Inflation
Investment Companies and Other Pooled Investment Vehicles
Lending of Portfolio Securities
Repurchase Agreements
Restricted Securities/Rule 144A Securities
Reverse Repurchase Agreements
Short-Term Instruments and Temporary Investments
Structured Notes (including Equity-Linked Notes (ELNs))
US Government Securities

Xtrackers MSCI Europe Hedged Equity ETF
Commodity Pool Operator Exclusion
Convertible Securities
Depositary Receipts
Derivatives
Equity Securities
Foreign Securities
Illiquid Securities
Inflation
Investment Companies and Other Pooled Investment Vehicles
Lending of Portfolio Securities
Repurchase Agreements
Restricted Securities/Rule 144A Securities
Reverse Repurchase Agreements
Short-Term Instruments and Temporary Investments
Structured Notes (including Equity-Linked Notes (ELNs))
US Government Securities

Xtrackers MSCI All World ex US Hedged Equity ETF
Borrowing
Chinese Securities
Commodity Pool Operator Exclusion
Convertible Securities
Depositary Receipts
Derivatives
Equity Securities
Foreign Securities
Illiquid Securities
Inflation
Investment Companies and Other Pooled Investment Vehicles
Lending of Portfolio Securities
Repurchase Agreements
I-27

Restricted Securities/Rule 144A Securities
Reverse Repurchase Agreements
Russian Securities
Short-Term Instruments and Temporary Investments
Structured Notes (including Equity-Linked Notes (ELNs))
US Government Securities

Xtrackers MSCI EAFE High Dividend Yield Equity ETF
Commodity Pool Operator Exclusion
Convertible Securities
Depositary Receipts
Derivatives
Equity Securities
Foreign Securities
Illiquid Securities
Inflation
Investment Companies and Other Pooled Investment Vehicles
Lending of Portfolio Securities
Repurchase Agreements
Restricted Securities/Rule 144A Securities
Reverse Repurchase Agreements
Short-Term Instruments and Temporary Investments
Structured Notes (including Equity-Linked Notes (ELNs))
US Government Securities

Xtrackers MSCI Eurozone Hedged Equity ETF
Commodity Pool Operator Exclusion
Convertible Securities
Depositary Receipts
Derivatives
Equity Securities
Foreign Securities
Illiquid Securities
Inflation
Investment Companies and Other Pooled Investment Vehicles
Lending of Portfolio Securities
Repurchase Agreements
Restricted Securities/Rule 144A Securities
Reverse Repurchase Agreements
Short-Term Instruments and Temporary Investments
Structured Notes (including Equity-Linked Notes (ELNs))
US Government Securities
I-28

Part I: Appendix I-H—Securities Lending Activities
During the most recent fiscal year, Fidelity Agency Lending (“FAL”), a business unit within National Financial Services LLC, served as the securities lending agent for Xtrackers MSCI EAFE Hedged Equity ETF, Xtrackers MSCI EAFE High Dividend Yield Equity ETF, Xtrackers MSCI Europe Hedged Equity ETF, Xtrackers MSCI Eurozone Hedged Equity ETF and Xtrackers MSCI Japan Hedged Equity ETF. During the most recent fiscal year, Deutsche Bank AG (“DB”) served as the securities lending agent for Xtrackers MSCI Emerging Markets Hedged Equity ETF and Xtrackers MSCI All World ex US Hedged Equity ETF. The information presented below is for the fiscal year ended 2025.
As a securities lending agent, each of FAL and DB is responsible, as the case may be, for the implementation and administration of each fund’s securities lending program. Pursuant to its respective Securities Lending Agency Agreement (“Securities Lending Agreement”) with each fund, each of FAL and DB, as a general matter, performs various services, including the following:
•
determine whether a loan shall be made and negotiate and establish the terms and conditions of the loan with the approved institutional borrowers
•
ensure that all dividends and other distributions paid with respect to loaned securities are credited to a fund’s relevant account
•
receive required cash collateral from borrowers and arrange for the investment of cash collateral as instructed by a fund
•
mark-to-market the market value of loaned securities relative to the market value of the collateral each business day and obtain additional collateral, as needed, in order to maintain the value of the collateral relative to the market value of the loaned securities at the levels required by the Securities Lending Agreement
•
at the termination of a loan, arrange for return of the loaned securities to the fund and the return of the collateral to the borrower
The dollar amounts of income and fees and compensation paid to applicable service provider(s) related to a fund’s securities lending activities during the most recent fiscal year were as follows:
Securities Lending Activities – Income and Fees for Fiscal Year 2025
	Xtrackers MSCI Emerging Markets Hedged Equity ETF	Xtrackers MSCI EAFE Hedged Equity ETF	Xtrackers MSCI Japan Hedged Equity ETF	Xtrackers MSCI Europe Hedged Equity ETF
Gross income from securities lending activities (including income from cash collateral reinvestment)	$1,477	$4,190,832	$329,436	$155,353
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split[1]	$46	$92,136	$4,253	$8,320
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$29	$109,908	$9,088	$3,217
Administrative fees not included in revenue split	$0	$0	$0	$0
Indemnification fees not included in revenue split	$0	$0	$0	$0
Rebate (paid to borrower)	$777	$3,160,061	$277,724	$69,117
Other fees not included in revenue split	$0	$0	$0	$0
I-29

	Xtrackers MSCI Emerging Markets Hedged Equity ETF	Xtrackers MSCI EAFE Hedged Equity ETF	Xtrackers MSCI Japan Hedged Equity ETF	Xtrackers MSCI Europe Hedged Equity ETF
Aggregate fees/compensation for securities lending activities and related services	$852	$3,362,105	$291,065	$80,654
Net income from securities lending activities	$625	$828,727	$38,371	$74,699
1 Revenue split represents the share of revenue generated by the securities lending program and paid to FAL or DB, as applicable.
Securities Lending Activities – Income and Fees for Fiscal Year 2025
	Xtrackers MSCI All World ex US Hedged Equity ETF	Xtrackers MSCI EAFE High Dividend Yield Equity ETF	Xtrackers MSCI Eurozone Hedged Equity ETF
Gross income from securities lending activities (including income from cash collateral reinvestment)	$3,951	$932,470	$10,810
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split[1]	$160	$27,952	$672
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$93	$23,250	$190
Administrative fees not included in revenue split	$0	$0	$0
Indemnification fees not included in revenue split	$0	$0	$0
Rebate (paid to borrower)	$1,458	$629,695	$3,814
Other fees not included in revenue split	$0	$0	$0
Aggregate fees/compensation for securities lending activities and related services	$1,711	$680,897	$4,676
Net income from securities lending activities	$2,240	$251,573	$6,134
1 Revenue split represents the share of revenue generated by the securities lending program and paid to FAL or DB, as applicable.
I-30

Part I: Appendix I-I—Additional Information
Fund and its Fiscal Year End	Exchange	CUSIP Number
Xtrackers MSCI Emerging Markets Hedged Equity ETF	NYSE Arca, Inc.	233051101
Fiscal Year End: 5/31
Xtrackers MSCI EAFE Hedged Equity ETF	NYSE Arca, Inc.	233051200
Fiscal Year End: 5/31
Xtrackers MSCI Japan Hedged Equity ETF	NYSE Arca, Inc.	233051507
Fiscal Year End: 5/31
Xtrackers MSCI Europe Hedged Equity ETF	NYSE Arca, Inc.	233051853
Fiscal Year End: 5/31
Xtrackers MSCI All World ex US Hedged Equity ETF	NYSE Arca, Inc.	233051820
Fiscal Year End: 5/31
Xtrackers MSCI EAFE High Dividend Yield Equity ETF	NYSE Arca, Inc.	233051713
Fiscal Year End: 5/31
Xtrackers MSCI Eurozone Hedged Equity ETF	NYSE Arca, Inc.	233051697
Fiscal Year End: 5/31
I-31

Statement of Additional Information
October 1, 2025
DBX ETF TRUST
Xtrackers Municipal Infrastructure Revenue Bond ETF
NYSE Arca, Inc.: RVNU

Xtrackers California Municipal Bond ETF
NASDAQ: CA

Xtrackers US 0-1 Year Treasury ETF
Cboe BZX Exchange, Inc.: TRSY
This combined Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectus for each fund dated October 1, 2025, as supplemented, a copy of which may be obtained without charge by calling 1-844-851-4255; by visiting Xtrackers.com (the Web site does not form a part of this SAI); or by writing to the Trust’s distributor, ALPS Distributors, Inc. (the “Distributor”), 1290 Broadway, Suite 1000, Denver, Colorado 80203. This SAI is incorporated by reference into the prospectus.
Portions of the Annual Financial Statements and Other Information Report of each fund are incorporated herein by reference, and are hereby deemed to be part of this SAI. Such reports may also be obtained without charge by calling the number provided in the preceding paragraph.
This SAI is divided into two Parts—Part I and Part II. Part I contains information that is specific to each fund, while Part II contains information that generally applies to each of the funds in the Xtrackers funds.

Statement of Additional Information (SAI)—Part I

Part I
Definitions
“1933 Act” – the Securities Act of 1933, as amended
“1934 Act” – the Securities Exchange Act of 1934, as amended
“1940 Act” – the Investment Company Act of 1940, as amended
“Administrator” or “Custodian” or “Transfer Agent” or “BNY” – The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10286
“Advisor” or “DBX” – DBX Advisors LLC, 875 Third Avenue, New York, New York 10022
“ALPS” or “Distributor” – ALPS Distributors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203
“Board” – Board of Trustees of the Trust
“Board Members” – Members of the Board of Trustees of the Trust
“Business Day” – any day on which the Exchange on which the fund is listed for trading is open for business
“Cash Component” – deposit of a specified cash payment
“Creation Units” – shares that have been aggregated into blocks
“Code” – the Internal Revenue Code of 1986, as amended
“DTC” – Depository Trust Company
“DWS” – refers to the asset management activities conducted by DWS Group GmbH & Co. KGaA or any of its subsidiaries, including the Advisor and other affiliated investment advisors
“DWS Group” – a separate, publicly-listed financial services firm that is an indirect, majority-owned subsidiary of Deutsche Bank AG.
“ETF” – exchange-traded fund
“Exchange” – NASDAQ Stock Market, NYSE Arca, Inc. or Cboe BZX Exchange, Inc.
“Fitch” – Fitch Ratings, an NRSRO
“Fund Legal Counsel” – Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois 60601
“fund” or “series” – Xtrackers Municipal Infrastructure Revenue Bond ETF, Xtrackers California Municipal Bond ETF and Xtrackers US 0-1 Year Treasury ETF as the context may require
“Independent Board Members” – Board Members who are not interested persons (as defined in the 1940 Act) of the fund, the investment advisor or the distributor
“Independent Registered Public Accounting Firm” – Ernst & Young LLP, One Manhattan West, New York, New York, 10001
“Independent Trustee Legal Counsel” – K&L Gates LLP, 1601 K Street, NW, Washington, DC 20006
“IOPV” – Indicative Optimized Portfolio Value
“Moody’s” – Moody’s Investors Service, Inc., an NRSRO
“NRSRO” – a nationally recognized statistical rating organization
“SEC” – the Securities and Exchange Commission
“Shares” – shares of beneficial interest registered under the 1933 Act
“Trust” – DBX ETF Trust
“Underlying Index” – a specified benchmark index
“Unitary Advisory Fee” – fee payable to the Advisor for its services under the Investment Advisory Agreement with each fund and the Advisor’s commitment to pay substantially all expenses of each fund, including the cost of transfer agency, custody, fund administration, compensation paid to the Independent Board Members, legal, audit and other services, except for the fee payments to the Advisor under the Investment Advisory Agreement, interest expense, acquired fund fees and expenses, taxes, brokerage expenses, distribution fees or expenses (if any), litigation expenses and other extraordinary expenses
“Xtrackers funds” – the US registered investment companies advised by DBX

Fund Organization
DBX ETF Trust was organized as a Delaware statutory trust on October 7, 2010 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company registered with the SEC under the 1940 Act. Additional information about the Trust is set forth in Part II under “Fund Organization.”
Management of each Fund
Board Members and Officers’ Identification and Background
The identification and background of the Board Members and officers are set forth in Part II—Appendix II-A.
Board Committees and Compensation
Compensation paid to the Independent Board Members, for certain specified periods is set forth in Part I—
Appendix I-C. Information regarding the committees of the Board is set forth in Part I—Appendix I-B.
Board Member Share Ownership and Control Persons
Information concerning the ownership of fund shares by Board Members and officers, as a group, as well as the dollar range value of each Board Member’s share ownership in each fund and, on an aggregate basis, in all Xtrackers funds overseen by them, by investors who control the fund, if any, and by investors who own 5% or more of fund shares, if any, is set forth in Part I—
Appendix I-A.
Portfolio Management
Information regarding each fund’s portfolio managers, including other accounts managed, compensation, ownership of fund shares and possible conflicts of interest, is set forth in Part I—Appendix I-D and Part II – Appendix II-B.
Service Provider Compensation
Compensation paid by each fund for investment advisory services and other expenses through the Unitary Advisory Fee is set forth in Part I—Appendix I-E. The service provider compensation is not applicable to new funds that have not completed a fiscal reporting period. Fee rates are included in Part II – Appendix II-C.
Portfolio Transactions, Brokerage Commissions and Securities Lending Activities
Portfolio Turnover
The portfolio turnover rates for the two most recent fiscal years are set forth in Part I—Appendix I-F. This section does not apply to new funds that have not completed a fiscal reporting period.
Brokerage Commissions
Total brokerage commissions paid by each fund for the three most recent fiscal years are set forth in Part I—
Appendix I-F. This section does not apply to new funds that have not completed a fiscal reporting period.
Each fund's policy with respect to portfolio transactions and brokerage is set forth under “Portfolio Transactions” in Part II of this SAI.
Securities Lending Activities
Information regarding securities lending activities of each fund, if any, during its most recent fiscal year is set forth in Part I—Appendix I-H.
Additional information regarding securities lending in general is set forth under “Lending of Portfolio Securities” in Part II of this SAI.
Investments
Investments, Practices and Techniques, and Risks
Part I—Appendix I-G includes a list of the investments, practices and techniques, and risks which each fund may employ (or be subject to) in pursuing its investment objective. Part II—Appendix II-E includes a description of these investments, practices and techniques, and risks.
Investment Restrictions
It is possible that certain investment practices and/or techniques may not be permissible for a fund based on its investment restrictions, as described herein.
Diversification Status. Xtrackers California Municipal Bond ETF is classified as “non-diversified” under the 1940 Act. A non-diversified fund is a fund that is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer (or securities of issuers in particular industries) may dominate the underlying index of such a fund and, consequently, the fund’s investment portfolio. This may adversely affect the fund’s performance or subject the fund’s shares to greater price volatility than that experienced by more diversified investment companies.
Currently, under the 1940 Act, a “non-diversified” investment company is a fund that is not “diversified,” and for a fund to be classified as a “diversified” investment company, at least 75% of the value of the fund’s total assets must be represented by cash and cash items (including receivables), government securities, securities of other investment companies, and securities of other issuers, which for the purposes of this calculation are limited in respect of any one issuer to an amount (valued at the time of investment) not greater in value than 5% of the fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer.
Xtrackers Municipal Infrastructure Revenue Bond ETF and Xtrackers US 0-1 Year Treasury ETF are classified as “diversified” under the 1940 Act.
Fundamental Policies
The following fundamental policies may not be changed without the approval of a majority of the outstanding voting securities of a fund which, under the 1940 Act and the rules thereunder and as used in this SAI, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of a fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a fund.
As a matter of fundamental policy, a fund may not do any of the following:
(1)
concentrate its investments (i.e., invest 25% or more of its total assets in the securities of a particular industry or group of industries), except that a fund will concentrate to the extent that its underlying index concentrates in the securities of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political sub-divisions are not considered to be issued by members of any industry;
(2)
borrow money, except that (i) each fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities; and (ii) each fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques; to the extent that it engages in transactions described in (i) and (ii), each fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law;
(3)
issue any senior security, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time;
(4)
make loans, except as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time;
(5)
purchase or sell real estate unless acquired as a result of ownership of securities or other investments (but this restriction shall not prevent each fund from investing in securities of companies engaged in the real estate business or securities or other instruments backed by real estate or mortgages), or commodities or commodity contracts (but this restriction shall not prevent each fund from trading in futures contracts and options on futures contracts, including options on currencies to the extent consistent with each fund’s investment objectives and policies); or
(6)
engage in the business of underwriting securities issued by other persons except, to the extent that each fund may technically be deemed to be an underwriter under the 1933 Act, the disposing of portfolio securities.
For purposes of the concentration policy in investment restriction (1), municipal securities with payments of principal or interest backed by the revenue of a specific project are considered to be issued by a member of the industry which includes such specific project.

Under the 1940 Act, a senior security does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of a fund at the time the loan is made (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed).
Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies.
Under normal circumstances, Xtrackers Municipal Infrastructure Revenue Bond ETF will have at least 80% of its net assets, plus the amount of any borrowings for investment purposes, invested in securities issued by municipalities across the United States and its territories which are classified as “municipal infrastructure revenue” bonds based on the Underlying Index’s criteria, whose income is free from regular federal income tax. The fund considers any investments in municipal securities that pay interest subject to the AMT as part of the 80% of the fund’s net assets that must be invested in municipal securities.
Under normal circumstances, Xtrackers California Municipal Bond ETF will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities whose income is exempt from regular federal income tax, AMT and California state income tax.
Non-Fundamental Policies
The Board has adopted certain additional non-fundamental policies and restrictions which are observed in the conduct of a fund’s affairs. They differ from fundamental investment policies in that they may be changed or amended by action of the Board without requiring prior notice to, or approval of, the shareholders.
As a matter of non-fundamental policy, a fund may not do any of the following:
(1)
sell securities short, unless the fund owns or has the right to obtain securities equivalent in-kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts or other derivative instruments are not deemed to constitute selling securities short;
(2)
purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin;
(3)
purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act;
(4)
invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the fund may invest in the securities of issuers that engage in these activities; and
(5)
invest in illiquid securities if, as a result of such investment, more than 15% of the fund’s net assets would be invested in illiquid securities.
If any percentage restriction described above is complied with at the time of investment, a later increase or decrease in percentage resulting from any change in value or total or net assets will not constitute a violation of such restriction, except that fundamental limitation (2) will be observed continuously in accordance with applicable law.
For purposes of non-fundamental policy (5), an illiquid security is any investment that the fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days without the sale or disposition significantly changing the market value of the investment.
Each fund has adopted a non-fundamental investment policy such that each fund may invest in shares of other open-end management investment companies or unit investment trusts subject to the limitations of Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder; provided, however, that if a fund has knowledge that its Shares are purchased by another investment company investor in reliance on the provisions of subparagraphs (F) or (G) of Section 12(d)(1) of the 1940 Act, each fund will not acquire any securities of other open-end management investment companies or unit investment trusts in reliance on the provisions of subparagraphs (F) or (G) of Section 12(d)(1) of the 1940 Act.
Taxes
Important information concerning the tax consequences of an investment in each fund is contained in Part II—
Appendix II-F.

Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements
The financial highlights of each fund included in its prospectus and financial statements incorporated by reference into this SAI have been so included or incorporated by reference in reliance on the report of Ernst & Young LLP, One Manhattan West, New York, New York, 10001. Ernst & Young LLP is an independent registered public accounting firm. The report is given on the authority of the auditors of said firm. The independent registered public accounting firm audits the financial statements of each fund and provides other audit, tax and related services.
The financial statements, together with the report of the Independent Registered Public Accounting Firm, financial highlights and notes to financial statements in the Annual Financial Statements and Other Information Report of each fund, dated May 31, 2025, are incorporated herein by reference and are hereby deemed to be a part of this SAI.
Additional Information
For information on exchange, CUSIP number and fund fiscal year end information, see Part I—Appendix I-I.

Part I: Appendix I-A—Board Member Share Ownership and Control Persons
Board Member Share Ownership in each fund
The following tables show the dollar range of equity securities beneficially owned by each current Board Member in each fund and in Xtrackers funds as of December 31, 2024.
Dollar Range of Beneficial Ownership(1)
Board Member	Xtrackers Municipal Infrastructure Revenue Bond ETF	Xtrackers California Municipal Bond ETF	Xtrackers US 0-1 Year Treasury ETF
Independent Board Member:
Stephen R. Byers	None	None	None
George O. Elston	None	None	None
J. David Officer	None	None	None
Aggregate Dollar Range of Beneficial Ownership(1)
Funds Overseen by Board Member in the Xtrackers Funds
Independent Board Member:
Stephen R. Byers	None
George O. Elston	None
J. David Officer	None
(1)
The dollar ranges are: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.
Ownership in Securities of the Advisor and Related Companies
As reported to each fund, the information in the table below reflects ownership by the current Independent Board Members and their immediate family members of certain securities as of December 31, 2024. An immediate family member can be a spouse, children residing in the same household, including step and adoptive children, and any dependents. The securities represent ownership in the Advisor or Distributor and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Advisor or Distributor (including Deutsche Bank AG and DWS Group).
Independent Board Member	Owner and Relationship to Board Member	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
Stephen R. Byers		None
George O. Elston		None
J. David Officer		None
Control Persons and Principal Holders of Securities
As of August 29, 2025, all Board Members and officers owned, as a group, less than 1% of the outstanding shares of a fund.
Although the fund does not have information concerning the beneficial ownership of shares held in the names of DTC participants, the following table identifies those DTC participants who owned of record 5% or more of a fund’s shares as of August 29, 2025:

Xtrackers Municipal Infrastructure Revenue Bond ETF
Name and Address	Percentage Ownership
Charles Schwab & Co., Inc. 2423E Lincoln Drive Phoenix, AZ 85016-1215	25.08%
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	14.50%
Pershing LLC One Pershing Plaza Jersey City, NJ 07399	13.60%
LPL Financial Corporation 9785 Towne Centre Drive San Diego, CA 92121-1968	13.59%
Xtrackers California Municipal Bond ETF
Name and Address	Percentage Ownership
UBS Securities LLC 1000 Harbour Blvd., 5th Fl. Weehawken, NJ 07086	43.53%
Goldman Sachs & Co. LLC 30 Hudson Street Proxy Department Jersey City, NJ 07302	23.40%
Charles Schwab & Co., Inc. 2423E Lincoln Drive Phoenix, AZ 85016-1215	16.83%
JPMorgan Chase Bank, NA 500 Stanton Christiana Road, 2nd Fl. Newark, DE 19713-2107	6.53%
Xtrackers US 0-1 Year Treasury ETF
Name and Address	Percentage Ownership
Charles Schwab & Co., Inc. 2423E Lincoln Drive Phoenix, AZ 85016-1215	46.62%
Raymond James & Associates, Inc. 880 Carilion Parkway Saint Petersburg, FL 33716	26.55%
UBS Securities LLC 1000 Harbour Blvd., 5th Fl. Weehawken, NJ 07086	12.12%

Part I: Appendix I-B—Board Committees and Meetings
Board Leadership, Structure and Oversight Responsibilities
Board Structure. The Board of the Xtrackers funds is responsible for oversight of the funds, including oversight of the duties performed by the Advisor for the funds under the investment advisory agreement (the “Investment Advisory Agreement”). The Board generally meets in regularly-scheduled meetings four times a year and may meet more often as required.
Mr. Byers serves as Chairperson of the Board. The Board is comprised of Independent Board Members. The Independent Board Members are advised by Independent Trustee Legal Counsel and are represented by such Independent Trustee Legal Counsel at Board and committee meetings. The chairpersons of the Audit Committee and Nominating Committee (each of which consists solely of Independent Board Members) serve as liaisons between the Advisor and other service providers and the other Independent Board Members. Each such chairperson is an Independent Board Member.
The Board regularly reviews its committee structure and membership and believes that its current structure is appropriate based on the fact that the Independent Board Members constitute the Board, the role of the committee chairpersons (who are Independent Board Members), the assets and number of funds overseen by the Board Members, as well as the nature of each fund’s business as an ETF.
Risk Oversight. The Xtrackers funds are subject to a number of risks, including operational, investment and compliance risks. The Board, directly and through its committees, as part of its oversight responsibilities, oversees the services provided by the Advisor and the Trust’s other service providers in connection with the management and operations of the funds, as well as their associated risks. Under the oversight of the Board, the Trust, the Advisor and other service providers have adopted policies, procedures and controls to address these risks.
The Board, directly and through its committees, receives and reviews information from the Advisor, other service providers, the Trust’s Independent Registered Public Accounting Firm and Independent Trustee Legal Counsel to assist it in its oversight responsibilities. This information includes, but is not limited to, reports regarding the funds’ investments, including fund performance and investment practices, valuation of fund portfolio securities, and compliance. The Board also reviews, and must approve any proposed changes to, the funds’ investment objectives, policies and restrictions, and reviews any areas of non-compliance with the funds’ investment policies and restrictions. The Audit Committee monitors the Trust’s accounting policies, financial reporting and internal control system and reviews any internal audit reports impacting the Trust. As part of its compliance oversight, the Board reviews the annual compliance report issued by the Trust’s Chief Compliance Officer on the policies and procedures of the Trust and its service providers, proposed changes to the policies and procedures and quarterly reports on any material compliance issues that arose during the period.
Board Committees. The Board has two standing committees, the Audit Committee and the Nominating Committee, and has delegated certain responsibilities to those committees.
Name of Committee	Number of Meetings in Last Fiscal Year	Functions	Current Board Members
AUDIT COMMITTEE	4
The Audit Committee has the responsibility,
among other things, to: (i) approve the
selection, retention, termination and
compensation of the Trust’s Independent
Registered Public Accounting Firm; (ii) review
the scope of the Independent Registered
Public Accounting Firm’s audit activity; (iii)
review the audited financial statements; and
(iv) review with such Independent Registered
Public Accounting Firm the adequacy and the
effectiveness of the Trust’s internal controls.
			George O. Elston (Chairperson), Stephen R. Byers and J. David Officer

Name of Committee	Number of Meetings in Last Fiscal Year	Functions	Current Board Members
NOMINATING COMMITTEE	0
The Nominating Committee has the
responsibility, among other things, to identify
and recommend individuals for Board
membership, and evaluate candidates for
Board membership. The Board will consider
recommendations for Board Members from
shareholders. Nominations from shareholders
should be in writing and sent to the Board, to
the attention of the Chairperson of the
Nominating Committee, as described in Part II
SAI Appendix II-A under the caption
“Shareholder Communications to the Board.”
			J. David Officer (Chairperson), Stephen R. Byers and George O. Elston

Part I: Appendix I-C—Board Member Compensation
Each Independent Board Member receives compensation for his or her services, which includes retainer fees and specified amounts for various committee services and for the Board Chairperson. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors’ educational seminars or conferences, service on industry or association committees, participation as speakers at directors’ conferences or service on special fund industry director task forces or subcommittees. Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance from a fund or any fund in the Xtrackers fund complex.
Board Members who are officers, directors, employees or stockholders of DBX or its affiliates receive no direct compensation from the fund, although they are compensated as employees of DBX, or its affiliates, and as a result may be deemed to participate in fees paid by a fund. The following table shows, for each current Independent Board Member, the aggregate compensation from all of the funds in the Xtrackers fund complex during calendar year 2024.
Total Compensation from Xtrackers Fund Complex
Board Member	Total Compensation from the Xtrackers Fund Complex(1)
Independent Board Member:
Stephen R. Byers(2)	$200,000
George O. Elston(3)	$190,000
J. David Officer(4)	$175,000
(1)
For each Independent Board Member, total compensation from the Xtrackers fund complex represents compensation from 40 funds as of December 31, 2024. Each Independent Board Member receives an annual retainer fee of $165,000. Effective January 1, 2025, the annual retainer for each Independent Board Member increased to $200,000. There are no additional fees for attendance at meetings of the Board or committees, or for unscheduled telephonic meetings or calls.
(2)
Includes $35,000 in annual retainer fees received by Mr. Byers as Chairperson of the Xtrackers funds. Effective January 1, 2025, the annual retainer fee for the Chairperson of the Xtrackers funds increased to $42,000.
(3)
Includes $25,000 in annual retainer fees received by Mr. Elston as Chairperson of the Audit Committee of the Xtrackers funds. Effective January 1, 2025, the annual retainer fee for the Chairperson of the Audit Committee of the Xtrackers funds increased to $30,000.
(4)
Includes $10,000 in annual retainer fees received by Mr. Officer as Chairperson of the Nominating Committee of the Xtrackers funds. Effective January 1, 2025, the annual retainer fee for the Chairperson of the Nominating Committee of the Xtrackers funds increased to $12,000.

Part I: Appendix I-D—Portfolio Management
Fund Ownership of Portfolio Managers
The following table shows the dollar range of fund shares owned beneficially and of record by the portfolio management team, including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of each fund's most recent fiscal year end.
Xtrackers Municipal Infrastructure Revenue Bond ETF
Name of Portfolio Manager	Dollar Range of Fund Shares Owned
Benjamin Spalding	$1 - $10,000
Jason Meyerberg	$0
Nancy Thai	$0
Nicholas Crociata	$0
Xtrackers California Municipal Bond ETF
Name of Portfolio Manager	Dollar Range of Fund Shares Owned
Benjamin Spalding	$0
Jason Meyerberg	$0
Nancy Thai	$0
Nicholas Crociata	$0
Xtrackers US 0-1 Year Treasury ETF
Name of Portfolio Manager	Dollar Range of Fund Shares Owned
Benjamin Spalding	$1 - $10,000
Jason Meyerberg	$0
Nancy Thai	$0
Nicholas Crociata	$0
Conflicts of Interest
In addition to managing the assets of each fund, a portfolio manager may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, per portfolio manager, the number and asset size of: (1) SEC registered investment companies (or series thereof) other than each fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by a portfolio manager. Total assets attributed to a portfolio manager in the tables below include total assets of each account managed, although a portfolio manager may only manage a portion of such account’s assets. For a fund subadvised by subadvisors unaffiliated with the Advisor, total assets of funds managed may only include assets allocated to the portfolio manager and not the total assets of a fund managed. The tables also show the number of performance-based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of each fund's most recent fiscal year end.

Xtrackers Municipal Infrastructure Revenue Bond ETF
Other SEC Registered Investment Companies Managed:
Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance-Based Fee Accounts
Benjamin Spalding	8	$5,101,763,284	0	$0
Jason Meyerberg	8	$5,101,763,284	0	$0
Nancy Thai	8	$5,101,763,284	0	$0
Nicholas Crociata	0	$0	0	$0
Xtrackers Municipal Infrastructure Revenue Bond ETF
Other Pooled Investment Vehicles Managed:
Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Benjamin Spalding	0	$0	0	$0
Jason Meyerberg	0	$0	0	$0
Nancy Thai	0	$0	0	$0
Nicholas Crociata	0	$0	0	$0
Xtrackers Municipal Infrastructure Revenue Bond ETF
Other Accounts Managed:
Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Benjamin Spalding	5	$648,584,957	0	$0
Jason Meyerberg	5	$648,584,957	0	$0
Nancy Thai	5	$648,584,957	0	$0
Nicholas Crociata	0	$0	0	$0
Xtrackers California Municipal Bond ETF
Other SEC Registered Investment Companies Managed:
Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance-Based Fee Accounts
Benjamin Spalding	8	$5,210,884,951	0	$0
Jason Meyerberg	8	$5,210,884,951	0	$0
Nancy Thai	8	$5,210,884,951	0	$0
Nicholas Crociata	0	$0	0	$0

Xtrackers California Municipal Bond ETF
Other Pooled Investment Vehicles Managed:
Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Benjamin Spalding	0	$0	0	$0
Jason Meyerberg	0	$0	0	$0
Nancy Thai	0	$0	0	$0
Nicholas Crociata	0	$0	0	$0
Xtrackers California Municipal Bond ETF
Other Accounts Managed:
Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Benjamin Spalding	5	$648,584,957	0	$0
Jason Meyerberg	5	$648,584,957	0	$0
Nancy Thai	5	$648,584,957	0	$0
Nicholas Crociata	0	$0	0	$0
Xtrackers US 0-1 Year Treasury ETF
Other SEC Registered Investment Companies Managed:
Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance-Based Fee Accounts
Benjamin Spalding	8	$5,205,578,601	0	$0
Jason Meyerberg	8	$5,205,578,601	0	$0
Nancy Thai	8	$5,205,578,601	0	$0
Nicholas Crociata	0	$0	0	$0
Xtrackers US 0-1 Year Treasury ETF
Other Pooled Investment Vehicles Managed:
Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Benjamin Spalding	0	$0	0	$0
Jason Meyerberg	0	$0	0	$0
Nancy Thai	0	$0	0	$0
Nicholas Crociata	0	$0	0	$0

Xtrackers US 0-1 Year Treasury ETF
Other Accounts Managed:
Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Benjamin Spalding	5	$648,584,957	0	$0
Jason Meyerberg	5	$648,584,957	0	$0
Nancy Thai	5	$648,584,957	0	$0
Nicholas Crociata	0	$0	0	$0
In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of each fund. The Advisor or Subadvisor, as applicable, has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in each fund and other client accounts.

Part I: Appendix I-E—Service Provider Compensation
Under each fund’s Investment Advisory Agreement, the Advisor is responsible for substantially all expenses of the fund, including the cost of transfer agency, custody, fund administration, compensation paid to the Independent Board Members, legal, audit and other services, except for the fee payments to the Advisor under the Investment Advisory Agreement, interest expense, acquired fund fees and expenses, taxes, brokerage expenses, distribution fees or expenses (if any), litigation expenses and other extraordinary expenses.
Xtrackers Municipal Infrastructure Revenue Bond ETF
Fiscal Year Ended	Gross Amount Paid to DBX for Advisory Services	Amount Waived by DBX for Advisory Services
2025	$204,240	$0
2024	$174,135	$0
2023	$190,265	$0
Xtrackers California Municipal Bond ETF
Fiscal Year Ended	Gross Amount Paid to DBX for Advisory Services(1)	Amount Waived by DBX for Advisory Services
2025	$19,293	$4,018
2024(2)	$13,877	$6,247
(1)Effective August 13, 2024, the fund pays the Advisor a unitary advisory fee, calculated daily and paid monthly, at the annual rate of 0.07% of the fund’s average daily net assets. Prior to August 13, 2024, the fund paid the Advisor a unitary advisory fee, calculated daily and paid monthly, at the annual rate of 0.15% of the fund’s average daily net asset.
(2)For the period from December 14, 2023 (commencement of operations) to May 31, 2024.
Xtrackers US 0-1 Year Treasury ETF
Fiscal Year Ended	Gross Amount Paid to DBX for Advisory Services	Amount Waived by DBX for Advisory Services
2025(1)	$2,862	$10
(1)For the period from October 9, 2024 (commencement of operations) to May 31, 2025.

Part I: Appendix I-F—Portfolio Transactions and Brokerage Commissions
Variations to a fund’s portfolio turnover rate may be due to, among other things, a fluctuating volume of shareholder purchase and redemption orders, market conditions, and/or changes in the Advisor's investment outlook. The amount of brokerage commissions paid by a fund may change from year to year because of, among other things, changing asset levels, shareholder activity and/or portfolio turnover.
Portfolio Turnover Rates
Fund	2025	2024
Xtrackers Municipal Infrastructure Revenue Bond ETF	18%	9%
Xtrackers California Municipal Bond ETF	5%	2%(1)
Xtrackers US 0-1 Year Treasury ETF	0%(2)	N/A
(1) For the period December 14, 2023 (commencement of operations) through May 31, 2024.
(2) For the period October 9, 2024 (commencement of operations) through May 31, 2025.
Brokerage Commissions
	Fiscal Year	Brokerage Commissions Paid by Fund
Xtrackers Municipal Infrastructure Revenue Bond ETF	2025	$0
	2024	$0
	2023	$0
Xtrackers California Municipal Bond ETF	2025	$0
	2024(1)	$0
Xtrackers US 0-1 Year Treasury ETF	2025(2)	$0
(1) For the period December 14, 2023 (commencement of operations) through May 31, 2024.
(2) For the period October 9, 2024 (commencement of operations) through May 31, 2025.
Brokerage Commissions Paid to Affiliated Brokers
No trades were effected for the accounts with broker dealers that are affiliated with the Advisor or Subadvisor, if applicable, as of the end of its most recent fiscal year.
Listed below are the regular brokers or dealers (as such term is defined in the 1940 Act) of each fund whose securities each fund held as of the end of its most recent fiscal year and the dollar value of such securities.
Xtrackers Municipal Infrastructure Revenue Bond ETF
The fund did not hold any securities of its regular brokers or dealers.
Xtrackers California Municipal Bond ETF
The fund did not hold any securities of its regular brokers or dealers.
Xtrackers US 0-1 Year Treasury ETF
The fund did not hold any securities of its regular brokers or dealers.
Transactions for Research Services
No transactions or related commissions were allocated to broker-dealer firms for research services.

Part I: Appendix I-G—Investments, Practices and Techniques, and Risks
Below is a list of headings related to investments, practices and techniques, and risks which are further described in Part II—Appendix II-E.
Xtrackers Municipal Infrastructure Revenue Bond ETF
Commodity Pool Operator Exclusion
Fixed Income Securities
Illiquid Securities
Inflation
Investment Companies and Other Pooled Investment Vehicles
Lending of Portfolio Securities
Municipal Securities Risk
Repurchase Agreements
Restricted Securities/Rule 144A Securities
Reverse Repurchase Agreements
Short-Term Instruments and Temporary Investments
US Government Securities
When-Issued and Delayed-Delivery Securities
Xtrackers California Municipal Bond ETF
Commodity Pool Operator Exclusion
Convertible Securities
Fixed Income Securities
Illiquid Securities
Inflation
Investment Companies and Other Pooled Investment Vehicles
Lending of Portfolio Securities
Municipal Securities Risk
Repurchase Agreements
Restricted Securities/Rule 144A Securities
Reverse Repurchase Agreements
Short-Term Instruments and Temporary Investments
Structured Notes (including Equity-Linked Notes (ELNs))
US Government Securities
When-Issued and Delayed-Delivery Securities
Xtrackers US 0-1 Year Treasury ETF
Adjustable Rate Securities
Borrowing
Commodity Pool Operator Exclusion
Derivatives
Fixed Income Securities
Illiquid Securities
Inflation
Investment Companies and Other Pooled Investment Vehicles
Lending Portfolio Securities
Repurchase Agreements
Restricted Securities/Rule 144A Securities
Reverse Repurchase Agreements
Short-Term Instruments and Temporary Investments
US Government Securities

Part I: Appendix I-H—Securities Lending Activities
Each fund had no securities lending activity during its most recent fiscal year.

Part I: Appendix I-I—Additional Information
Fund and its Fiscal Year End	Exchange	CUSIP Number
Xtrackers Municipal Infrastructure Revenue Bond ETF	NYSE Arca, Inc.	233051705
Fiscal Year End: 5/31
Xtrackers California Municipal Bond ETF	NASDAQ Stock Market	23306X852
Fiscal Year End: 5/31
Xtrackers US 0-1 Year Treasury ETF	Cboe BZX Exchange, Inc.	23306X811
Fiscal Year End: 5/31

Part I: Appendix I-J—State Specific Risk Factors—California
STATE SPECIFIC RISK FACTORS—CALIFORNIA
Xtrackers California Municipal Bond ETF normally invests in bonds issued by the State of California or its political subdivisions. The fund is therefore subject to various statutory, political and economic factors unique to the State of California. Discussed below are some of the more significant factors that could affect the ability of the bond issuers to repay interest and principal on California securities owned by the fund. The information is derived from various public sources, all of which are available to investors generally, and which the fund believes to be accurate. The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information available as of the date of the preparation of this SAI from official statements and prospectuses relating to securities offerings of the State of California and various local agencies in California. While such information has not been independently verified, the Advisor has no reason to believe that such information is not correct in all material respects.
The following information is subject to change rapidly, substantially, and without notice, and the inclusion of such information herein shall not under any circumstances create any implication that there has been no change in the affairs of the State or its issuers since the date of its preparation. Any such change(s) may adversely affect the State’s and applicable issuer’s cash flows, expenditures, or revenues, or otherwise negatively impact the State’s current or projected financial situation, which in turn could hamper fund performance.
The ability of state, county or other local governments to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally.
State Budget Process
The State’s fiscal year begins on July 1st and ends on June 30th of the following year. Under the State Constitution, money may be drawn from the State Treasury only through an appropriation made by law. The primary source of the annual expenditure appropriations is the annual budget act as approved by the State’s Legislature (the “Legislature”) and signed by the Governor (in this section, the “Budget Act”). The annual budget is proposed by the Governor by January 10th of each year for the next fiscal year (in this section, the “Governor’s Budget”). State law requires the annual proposed Governor’s Budget to provide for projected revenues equal to or in excess of projected expenditures for the ensuing fiscal year. Following the submission of the Governor’s Budget, the Legislature takes up the proposal. During late spring, usually in May, the State’s Department of Finance (“Department of Finance”) submits revised revenue and expenditure estimates for both the current and budget years to the Legislature. This update process is referred to as the May Revision, and the resulting updated budget is used as the basis for the final negotiations between the Governor and the Legislature to reach agreement on that year’s Budget Act. Each fiscal year’s Budget Act, along with appropriation bills and “trailer bills” which are part of a budget package, must be approved by a majority vote of each House of the Legislature.
Appropriations also may be included in legislation other than the Budget Act. With limited exceptions, bills containing General Fund appropriations must be approved by a two-thirds majority vote in each House of the Legislature and be signed by the Governor. Continuing appropriations, available without regard to fiscal year, may also be provided by statute or the State Constitution.
The Governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature.

Fiscal Year 2024-25 Budget
The 2024-25 Governor’s Budget, released on January 10, 2024, revised various revenue and expenditure estimates for fiscal year 2023-24. It projected that the State would end fiscal year 2023-24 with General Fund revenues and transfers of $196.9 billion, $11.8 billion under the estimated revenues from the 2023 Budget Act. The 2024-2025 Governor’s Budget projected that the State would end the fiscal year 2024-25 with total reserves of $29.8 billion. These estimates included $23.1 billion in the Budget Stabilization Account (“BSA”) in fiscal year 2023-24. General Fund expenditures for fiscal year 2023-24 were projected at $230.9 billion, an increase of $5.0 billion or 2.2% compared with estimated expenditures from the 2023 Budget Act.
Proposition 2, the budget reserve and debt payment measure that was approved by voters in 2014, annually captures an amount equal to 1.5% of General Fund revenues plus capital gains taxes that exceed a long-term historical average. Proposition 2 was expected to result in $21.2 billion in reductions of debts and liabilities through fiscal year 2024-25.
On May 14, 2024, California released revisions to the 2024-25 Governor’s Budget (the “2024-25 May Revision”). On May 17, 2024, the State’s Legislative Analyst’s Office (“LAO”) released its analysis of the 2024-25 May Revision (“2024 May LAO Report”). In reaching its conclusions, the LAO performed an independent assessment of the outlook for California’s economy, demographics, revenues, and expenditures.
The 2024 May LAO Report stated that the 2024-25 Governor’s Budget reflected a deficit, such that resources were insufficient to cover the costs of currently authorized services. The 2024 May LAO Report stated that the 2024-25 May Revision primarily proposed to solve the deficit problem by adjusting spending. The 2024 May LAO Report also noted that, under the 2024-25 May Revision, the Governor proposed to reduce the State’s reliance on its reserves. The 2024 May LAO Report concluded that the overall structure of the 2024-25 May Revision would improve the fiscal health of the State by having the State use less in reserves, reducing one-time and temporary spending and statutorily setting aside anticipated surplus revenues for at least one year. The 2024 May LAO Report observed that the 2024-25 May Revision’s revenue forecast for fiscal year 2024-25 was lower than the LAO forecast and, accordingly, using the 2024-25 May Revision figures for building the budget for fiscal year 2024-25 created a heightened risk that the State would face shortfalls the following year.
On June 26, 2024, the Governor signed the budget act for fiscal year 2024-25 (the “2024 Budget Act”), which included an analysis of the projected effects on the General Fund due to, among other things, elevated global inflation, the threat of recession, capital gains volatility, delayed tax deadlines, global relations and trade, health care costs and climate change. The 2024 Budget Act projected General Fund revenues for the 2024-25 fiscal year to be $220.7 billion.
According to the 2024-25 May Revision, General Fund revenues and transfers for fiscal year 2024-25 were projected at $205.2 billion, an increase of 8.3% compared with the 2024-25 May Revision’s revised estimates for fiscal year 2023-24.
According to the 2024-25 May Revision, General Fund expenditures for fiscal year 2024-25 were projected at $200.1 billion, a decrease of 11.4% compared with the 2024-25 May Revision’s revised estimates for fiscal year 2023-24.
The 2024 Budget Act proposed funding of $133.8 billion for fiscal year 2024-25, including $81.5 billion from the General Fund, to transitional kindergarten through twelfth grade (“TK-12”) education programs. The 2024 Budget Act proposed total State funding of $44.6 billion for fiscal year 2024-25, including $28.3 billion from the General Fund, for all major segments of higher education. The 2024 Budget Act also projected $1.1 billion in reserves for the State’s public school system stabilization account for the 2024-25 fiscal year.
The 2024 Budget Act also included funding of $161.0 billion in fiscal year 2024-25 for Medi-Cal coverage, including $35.0 billion from the General Fund.

Fiscal Year 2025-26 Budget
The 2025-26 Governor’s Budget, released on January 10, 2025, revised various revenue and expenditure estimates for fiscal year 2024-25. It projected that the State would end fiscal year 2024-25 with General Fund revenues and transfers of $222.5 billion, $10.4 billion above the estimated revenues from the 2024 Budget Act. The 2025-2026 Governor’s Budget projected to end the fiscal year 2024-25 with total reserves of $19.2 billion. These estimates included $18.0 billion in the BSA in fiscal year 2024-25. General Fund expenditures for fiscal year 2024-25 were projected at $232.1 billion, an increase of $20.5 billion or 9.7% compared with estimated expenditures from the 2024 Budget Act.
Proposition 2, the budget reserve and debt payment measure that was approved by voters in 2014, annually captures an amount equal to 1.5% of General Fund revenues plus capital gains taxes that exceed a long-term historical average. Under current projections, Proposition 2 will also result in $23.1 billion in reductions of debts and liabilities through fiscal year 2025-26.
On May 14, 2025, the state released revisions to the 2025-26 Governor’s Budget (the “2025-26 May Revision”). On May 17, 2025, the LAO released its analysis of the 2025-26 May Revision (“2025 May LAO Report”). In reaching its conclusions, the LAO performed an independent assessment of the outlook for California’s economy, demographics, revenues, and expenditures.
The 2025 May LAO Report stated that the 2025-26 Governor’s Budget reflects a deficit, such that resources are insufficient to cover the costs of currently authorized services. The 2025 May LAO Report stated that the 2025-26 May Revision primarily proposes to solve the deficit problem by adjusting spending. The 2025 May LAO Report also noted that, under the 2025-26 May Revision, the Governor does not propose to address the deficit by using the State’s reserves. The 2025 May LAO Report concluded that the State’s legislature should address the deficit with a similar approach to that outlined in the 2025-26 May Revision. Namely, the 2025 May LAO Report recommended that the State’s legislature avoid committing to new activities, adopt multiyear spending reduction solutions, and maintain current reserves. The 2025 May LAO Report observed that the 2025-26 May Revision’s revenue forecast reflects a downgrade of $5.0 billion. The LAO agreed with the 2025-26 May Revision’s revenue forecast, noting that a turbulent federal policy environment and stagnation in the State’s economy suggest there are limited prospects for revenue growth.
On June 27, 2025, the Governor signed the budget act for fiscal year 2025-26 (the “2025 Budget Act”), which included an analysis of the projected effects on the General Fund due to, among other things, the impact of federal trade policy on the State and the State’s spending levels in connection with, among other things, TK-12 education, higher education, climate change, homelessness in the State and health and human services. The 2025 Budget Act projects General Fund revenues for the 2025-26 fiscal year to be $208.6 billion.
According to the 2025-26 May Revision, General Fund revenues and transfers for fiscal year 2025-26 were projected at $214.6 billion, a decrease of 4.9% compared with the 2025-26 May Revision’s revised estimates for fiscal year 2024-25.
According to the 2025-26 May Revision, General Fund expenditures for fiscal year 2025-26 were projected at $226.4 billion, a decrease of 3.0% compared with the 2025-26 May Revision’s revised estimates for fiscal year 2024-25.
The 2025 Budget Act provides for funding of $137.6 billion for fiscal year 2025-26, including $80.5 billion from the General Fund, to TK-12 education programs. The 2025 Budget Act proposed total State funding of $45.1 billion for fiscal year 2025-26, including $27.7 billion from the General Fund, for all major segments of higher education. The 2025 Budget Act also projects $11.2 billion in reserves for the State’s public school system stabilization account for the 2025-26 fiscal year.
The 2025 Budget Act also included funding of $196.7 billion in fiscal year 2025-26 for Medi-Cal coverage, including $44.9 billion from the General Fund.

Other Considerations
Any deterioration of the State’s fiscal situation could increase the risk of investing in California municipal securities, including the risk of issuer default, downgrade and bankruptcy, and could also heighten the risk that prices of California municipal securities will experience greater volatility. Local and national market forces, such as declines in real estate prices and general business activity, may result in decreasing tax bases, fluctuations in interest rates, and increasing construction costs, all of which could reduce the ability of certain municipal issuers to repay their obligations. Any perceived increase in the likelihood of default among municipal issuers may result in constrained liquidity, increased price volatility and credit downgrades of municipal issuers, any of which could negatively impact the value of all or a substantial portion of the municipal securities held by the fund. In addition, in certain circumstances it may be difficult for investors to obtain reliable information on the obligations underlying municipal securities. An insolvent municipality may file for bankruptcy, as allowed by Chapter 9 of the Bankruptcy Code. In the past, as a result of financial and economic difficulties, several California municipalities filed for bankruptcy protection under Chapter 9. Additional municipal bankruptcy filings may occur in the future.
During periods of volatility municipal issuers may be unable to obtain additional financing through, or may be required to pay higher interest rates on, new issues, which may reduce revenues available for municipal issuers to pay existing obligations. Should the State or its municipalities fail to sell bonds when and at the rates projected, the State could experience significantly increased costs in the General Fund and a weakened overall cash position in the current fiscal year.
A downgrade of a municipal security insurer may negatively impact the price of insured municipal securities and increase the risk that the insurer will be unable to meet all future claims.
The above discussion of the fiscal year 2024-25 and 2025-26 budgets is based on estimates and projections of revenues and expenditures and must not be construed as statements of fact. These estimates and projections are based upon various assumptions, which may be affected by numerous factors, including future economic conditions in the State and the nation, and there can be no assurance that the estimates will be achieved.
California’s General Economic Conditions. California’s economy, the largest among the 50 states, one of the largest in the world (in terms of gross domestic product), and one of the most diverse in the world, has major components in high technology, trade, entertainment, manufacturing, government, tourism, construction and services. The relative proportion of the various components of the State’s economy closely resembles the make-up of the national economy, and, as a result, events which negatively affect such industries may have a similar impact on the California and national economies.
California benefitted from broad-based growth following the end of the severe economic downturn in 2009. The COVID-19 pandemic ended the longest economic expansion in U.S. history in February 2020 and the U.S., including California, entered a recession. By 2021, the State recovered from many of the negative economic effects of the COVID-19 pandemic and was in a stronger fiscal position. California now faces multiple risk factors that could challenge economic growth, including the risk that interest rates rise to higher levels and the risk that high interest rates curtail demand by more than projected. Other risks include changes in inflation rates or expectations about inflation rates, a resurgence of layoffs in the technology sector, possible disruptions to the oil market due to global conflicts, bank failures, the imposition of tariffs and other trade disruptions, environmental, natural or other disasters or extreme weather.
There remain a number of budget risks that could threaten the State’s financial condition. These risks include potentially unfavorable changes to federal policies, inflation, high interest rates and the threat of recession, the impact of the State’s critical housing shortage, the impact of climate change, and the significant unfunded liabilities of the two main retirement systems managed by State entities, the California Public Employees’ Retirement System (“CalPERS”) and the California State Teachers’ Retirement System (“CalSTRS”). The State is committed to further reducing unfunded pension liabilities and retiree health care cost liabilities. There can be no assurances that the State will not face fiscal stress and cash pressures again as it has periodically in the past or that other changes in the State or national economies or in federal policies will not materially adversely affect the financial condition of the State.

California’s unemployment rate fell to a record low of 3.8% in August 2022 and rose to 5.3% by September 2024. The State’s unemployment rate reflects the continuation of the trend of overall low unemployment following the recovery from the COVID-19 pandemic, during which the State’s unemployment rate averaged a record-high 16.4% in the second quarter of 2020. Based on data as of April 2025, California’s forecasted unemployment rate was expected to remain at approximately 5.3% throughout early 2025 and moderate to 4.7% by 2028. California’s personal income growth is projected to average 5.0% through 2028. Inflation in California since 2014 remained concentrated most notably in housing due to housing supply and demand imbalances. California’s inflation rate reached 8.3% in June 2022 but, as of August 2024, had moderated to 2.7%.
Cash Flow Requirements. The State Treasurer is responsible for the sale of most debt obligations of the State and its various authorities and agencies. Current State debt obligations include:
General Obligation Bonds. The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond measure is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund.
Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from specified sources so that moneys from the General Fund are not expected to be needed to pay debt service, but the General Fund will pay the debt service pursuant to the continuing appropriation contained in the bond act if the specified revenue source is not sufficient. As of January 1, 2025, the State had outstanding approximately $71.7 billion aggregate principal amount of long-term general obligation bonds, of which approximately $70.9 billion were payable primarily from the State’s General Fund and approximately $761.1 million were self-liquidating bonds payable first from other special revenue funds. The principal self-liquidating general obligation bond program for the State is the veterans general obligation bonds, which are supported by mortgage repayments from housing loans made to military veterans of the State. As of January 1, 2025, there were approximately $45.3 billion of authorized and unissued long-term voter-approved general obligations bonds which, when issued, will be payable principally from the General Fund.
On June 3, 2014, State voters approved a ballot measure which, together with its authorizing legislation, cancelled $600 million of authorization for general obligation bonds to finance home mortgages for military veterans, and replaced it with $600 million of authorization for general obligation bonds to finance rental housing programs for veterans. Unlike the home mortgage bonds, which were expected to be repaid from mortgage repayments, with the General Fund making up any shortfall if the mortgage payments were insufficient, the rental housing bonds are payable directly and solely from the General Fund. In the November 2018 general election, voters passed Proposition 1, authorizing the State to issue $4 billion in general obligation bonds to fund veterans and affordable housing services ($3 billion for various housing programs and $1 billion for home loan assistance to veterans). The bonds are anticipated to increase the General Fund’s debt service expenditures by approximately $170 million annually for 35 years. Additional bond measures may be included on future election ballots, but any proposed bond measure must first be approved by a two-thirds vote of the Legislature or placed on the ballot through the initiative process.
In the November 2024 general election, voters passed Proposition 2 and Proposition 4. Proposition 2 authorizes the State to issue up to $10.0 billion in general obligation bonds for repair, upgrade and construction of K-12 public schools. The bonds are anticipated to increase the General Fund’s debt service expenditures by $500 million annually. Proposition 4 authorizes the State to issue up to $10.0 billion in general obligation bonds for various projects to reduce climate risks and impacts. The projects include increasing water resilience and available safe drinking water supplies; wildfire prevention and extreme heat mitigation; the protection of natural lands, parks and wildlife; the protection of coastal lands, bays and oceans; clean energy infrastructure and agriculture. The bonds are anticipated to increase the General Fund’s debt service expenditures by up to $400 million annually.

Commercial Paper Program. Pursuant to legislation enacted in 1995, voter-approved general obligation indebtedness may, in some cases, be issued as commercial paper notes. Commercial paper notes may be renewed or refunded by the issuance of bonds. The State uses commercial paper notes to provide flexibility for bond programs, such as to provide interim funding for voter-approved projects or to facilitate refunding of variable rate bonds into fixed rate bonds.
Commercial paper notes are not included in the calculation of permitted variable rate indebtedness. As of January 1, 2025, approximately $2.45 billion of commercial paper notes was outstanding.
Lease-Revenue Obligations. In addition to general obligation bonds, the State acquires and constructs capital facilities through the issuance of lease-revenue obligations. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority uses proceeds of bonds to pay for the acquisition or construction of facilities, such as office buildings, university buildings, courthouses or correctional institutions. These facilities are leased to a State agency, the California State University, or the Judicial Council under a long-term lease that provides the source of payment of the debt service on the lease-revenue bonds. Certain of the lease-revenue financings are supported by special funds rather than the General Fund. As of January 1, 2025, the State had approximately $8.4 billion lease-revenue obligations outstanding supported by the General Fund, and approximately $6.6 billion authorized but unissued lease-revenue obligations. The budget act for fiscal year 2014-15 (the “2014 Budget Act”) also included an appropriation of $54.2 million to pay an annual service fee to the private developer of the new Long Beach Courthouse. Service fees for the Long Beach Courthouse, which are subject to annual appropriation by the Legislature, are expected to be approximately $2 billion over a period of 35 years.
Non-Recourse Debt. Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. These revenue bonds represent obligations payable from State revenue-producing enterprises and projects and conduit obligations payable from revenues paid by private users or local governments of facilities financed by the revenue bonds. In each case, such revenue bonds are not payable from the General Fund. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities, housing, health facilities and pollution control facilities.
Build America Bonds. In February 2009, the U.S. Congress enacted certain new municipal bond provisions as part of the American Recovery and Reinvestment Act (the “ARRA”). One provision of the ARRA allows municipal issuers such as the State to issue Build America Bonds (“BABs”) for new infrastructure investments. BABs are bonds whose interest is subject to federal income tax, but pursuant to the ARRA, the U.S. Treasury was to repay the issuer an amount equal to 35% of the interest cost on any BABs issued during 2009 and 2010. This resulted in a net interest expense lower than what the State would have had to pay for tax-exempt bonds of similar maturity. The BAB subsidy payments from general obligation bonds are General Fund revenues to the State, while subsidy payments related to lease-revenue bonds are deposited into a fund which is made available to the State Public Works Board for any lawful purpose. In neither instance are the subsidy payments specifically pledged to repayment of the BABs to which they relate. The cash subsidy payment with respect to the BABs, to which the State is entitled, is treated by the Internal Revenue Service as a refund of a tax credit and such refund may be offset by the Department of the Treasury by any liability of the State payable to the federal government. None of the State’s BAB subsidy payments have been reduced because of such an offset.
Between April 2009 and December 2010, the State issued approximately $13.5 billion of BAB general obligation bonds and $551 million of BAB State Public Works Board lease-revenue bonds. As of January 1, 2025, the State had approximately $11.3 billion of outstanding BAB general obligation bonds and $332 million of outstanding BAB lease revenue bonds. As of January 1, 2025, the aggregate amount of subsidy payments that was expected to be received for the remainder of fiscal year 2024-25 through the maturity of these bonds (mostly 20 to 30 years) was approximately $3.7 billion for the general obligation BABs and $71.0 million for the lease-revenue BABs.
Pursuant to certain federal budget legislation adopted in August 2011, starting as of March 1, 2013, the government’s BAB subsidy payments were reduced as part of a government-wide “sequestration” of many program expenditures. The amount of the reduction of the BAB subsidy payment has ranged from a high of 8.7% in 2013 to a low of 5.7%

beginning in 2021 and is presently scheduled to continue at that rate until 2031, although Congress can terminate or modify it sooner, or extend it. None of the BAB subsidy payments are pledged to pay debt service for the general obligation and State Public Works BABs, so this reduction will not affect the State’s ability to pay all of its debt service on time, nor have any material impact on the State’s General Fund.
Tobacco Settlement Revenue Bonds. In 1998 the State signed a settlement agreement (the “Master Settlement Agreement” or “MSA”) with the four major cigarette manufacturers (the “participating manufacturers” or “PMs”). Under the MSA, the participating manufacturers agreed to make payments to the State in perpetuity, such payments amounting to approximately $25 billion over the first 25 years. Under a separate memorandum of understanding, half of the payments made by the participating manufacturers will be paid to the State and half to certain local governments. The specific amount to be received by the State and such local governments is subject to adjustment. The MSA requires reduction of the participating manufacturers’ payments for decreases in cigarette shipment volumes by the participating manufacturers, payments owed to certain “Previously Settled States” and certain other types of offsets.
State law enacted in 2002 (the “Tobacco Securitization Law”) authorized the establishment of a special purpose trust to purchase the tobacco assets and to issue revenue bonds secured by the tobacco settlement revenues received beginning in the 2003-04 fiscal year. Legislation in 2003 amended the Tobacco Securitization Law to authorize a credit enhancement mechanism that requires the Governor to request an appropriation from the General Fund in the annual Budget Act to pay debt service and other related costs in the event tobacco settlement revenues and certain other amounts are insufficient. The Legislature is not obligated to make any General Fund appropriation.
Currently, the credit enhancement mechanism only applies to certain tobacco settlement bonds that were issued in 2021 (the “enhanced bonds”), with an outstanding principal amount of approximately $1.9 billion. The enhanced bonds are neither general nor legal obligations of the State and neither the faith and credit, nor the taxing power, nor any other assets or revenues of the State shall be pledged to the payment of the enhanced bonds. However, the State committed to request a General Fund appropriation from the Legislature in the event tobacco settlement revenues are insufficient to pay debt service on the enhanced bonds, and in the event that certain other available amounts, including the reserve fund for the enhanced bonds, are depleted. Every enacted budget since 2003 has included this appropriation but use of the appropriated money has never been required.
Draws on the reserve fund for the enhanced bonds in the amount of approximately $7.94 million were used to make required debt service payments on previously outstanding enhanced bonds. In April 2013, the reserve fund was replenished in full, from tobacco revenues. As of the required valuation of the enhanced bonds reserve fund on May 31, 2024, the enhanced bonds reserve fund was funded more than the reserve requirement of $50 million, resulting in a release of the excess amount to prepay bonds on June 1, 2024. If, in any future year tobacco settlement revenues are less than the required debt service payments on the enhanced bonds in such year, additional draws on the reserve fund will be required and at some point in the future the reserve fund may become fully depleted. The State is neither obligated to replenish the reserve fund from the General Fund nor obligated to request an appropriation to replenish the reserve fund.
Cash Flow Borrowings. The majority of the State’s General Fund receipts are received in the latter part of the fiscal year. Disbursements from the General Fund occur more evenly throughout the fiscal year. The State’s cash management program customarily addresses this timing difference by making use of internal borrowing and by issuing short-term notes in the capital markets when necessary. Due to the Palisades and Eaton fires that started on January 7, 2025, in Los Angeles County, on January 11, 2025, the State announced conformity with the Internal Revenue Service tax deadline delays to extend personal and corporate income tax filing and payment deadlines due between January 7, 2025 and October 15, 2025, to October 15, 2025, for taxpayers in Los Angeles County. The State also extended the sales and use tax deadline for the fourth quarter of 2024 from February 3, 2025, to April 30, 2025, for taxpayers in Los Angeles County with under $1 million in liability. The impact of this delay on the General Fund is expected to be minor, however, these tax deadline delays have been impacting the State’s cash results since January 2025.

The General Fund is authorized to borrow for cash management purposes from more than 800 funds in the State Treasury. Total borrowing from special funds must be approved quarterly by the Pooled Money Investment Board. The Legislature may occasionally adopt legislation establishing additional authority to borrow from special funds. As of the 2025-26 Governor’s Budget, the General Fund was projected to have at least $66 billion of internal funds (excluding the BSA and the Special Fund for Economic Uncertainties) available to borrow through fiscal year 2024-25. The State may also borrow from the BSA. As of January 31, 2025, the BSA’s balance was $17.6 billion and was projected to remain the same through the end of fiscal year 2024-25 according to the Governor’s 2025-26 Budget. The State may also transfer funds into the General Fund from the Special Fund for Economic Uncertainties, which is not a special fund.
As part of its cash management program, prior to fiscal year 2015-16 the State regularly issued short-term obligations to meet cash management needs. By law, revenue anticipation notes (“RANs”) must mature prior to the end of the fiscal year of issuance. If additional external cash flow borrowings are required, the State may issue revenue anticipation warrants (“RAWs”), which can mature in a subsequent fiscal year. RANs and RAWs are both payable from any “Unapplied Money” in the General Fund on their maturity date, subject to the prior application of such money in the General Fund to pay Priority Payments. “Priority Payments” are payments as and when due to: (i) support the public school system and public institutions of higher education (as provided in Section 8 of Article XVI of the State’s Constitution); (ii) pay principal of and interest on general obligation bonds and general obligation commercial paper notes of the State; (iii) a contingent obligation for General Fund payments to local governments for certain costs for realigned public safety programs if not provided from a share of State sales and use taxes (as provided in Article XIII, Section 36 of the State’s Constitution, enacted by Proposition 30); (iv) provide reimbursement from the General Fund to any special fund or account to the extent such reimbursement is legally required to be made to repay borrowings therefrom pursuant to California Government Code Sections 16310 or 16418; and (v) pay State employees’ wages and benefits, required State payments to pension and other State employee benefit trust funds, State Medi-Cal claims, lease payments to support lease-revenue bonds, and any amounts determined by a court of competent jurisdiction to be required by federal law or the State Constitution to be paid with State warrants that can be cashed immediately.
Based on the 2025-26 Governor’s Budget, the State was expected to have approximately $90.3 million for fiscal year 2025 and approximately $93.9 million for fiscal year 2026 available in internal borrowable resources for temporary cash management loans. The State’s cash flow projections for the fiscal year 2025-25 show no plan for a RAN borrowing to manage cash requirements.
Although the State may choose to employ additional cash management measures if necessary, such as delaying certain types of disbursements, increasing the internal borrowing capacity, deferring some of the State’s disbursements until later in the then-current fiscal year, or issuing registered warrants, none of these are planned to be used in fiscal year 2025-26.
In 2009 and 2010, over $35 billion of new money general obligation bonds, lease-revenue bonds and Proposition 1A bonds were sold. Following the record bond issuance levels in 2009 and 2010, bond issuance for new money general obligation bonds substantially decreased as departments worked to manage their existing bond cash balances. Based on estimates from the Department of Finance, approximately $3.7 billion of new money general obligation bonds (some of which may initially be in the form of commercial paper notes) and approximately $1.0 billion of lease-revenue bonds were expected to be issued in fiscal year 2024-25. In fiscal year 2025-26, the Department of Finance estimates issuance of approximately $6.1 billion of new money general obligation bonds (some of which may initially be in the form of commercial paper notes) and approximately $2.8 billion in lease-revenue bonds. The State also expects to issue refunding bonds as market conditions warrant.
The ratio of debt service on general obligation and lease-revenue bonds supported by the General Fund to annual General Fund revenues and transfers (“General Fund Debt Ratio”) can fluctuate. As assumptions for future debt issuance and revenue projections are updated from time to time, any changes to these amounts may impact the projected General Fund Debt Ratio. Based on the General Fund revenue estimates less transfers to/from the BSA contained in the 2025-26 Governor’s Budget and bond issuance estimates discussed above, the General Fund Debt Ratio is estimated to equal approximately 3.66% in fiscal year 2025-26.

Bond Ratings
S&P, Moody’s and Fitch assign ratings to California’s long-term general obligation bonds. The ratings of S&P, Moody’s and Fitch represent their opinions as to the quality of the municipal bonds they rate. The ratings are general and not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yield. As of August 26, 2025, California’s general obligation bonds were rated “Aa2” by Moody’s, “AA-” by S&P and “AA” by Fitch.
The ratings of certain related debt of other issuers for which California has an outstanding lease purchase, guarantee or other contractual obligation (such as for State-insured hospital bonds) are generally linked directly to California’s rating. Should the financial condition of California deteriorate, its credit ratings could be reduced, and the market value and marketability of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely affected.
There can be no assurance that any such ratings will be maintained in the future. The State’s credit rating, and any future revisions or withdrawal of a credit rating, could have a negative effect on the market price of the State’s general obligation bonds, as well as notes and bonds issued by California’s public authorities and local governments, which could negatively impact the fund’s performance. Lower ratings make it more expensive for the State to raise revenue, and in some cases, could prevent the State from issuing general obligation bonds in the quantity otherwise desired. Further, downgrades can negatively impact the marketability and price of securities in the fund’s portfolio.
Litigation
At any given time, there are numerous civil actions pending against the State which could, if determined adversely to the State, affect the State’s expenditures and, in some cases, its revenues and cash flow. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation, estimate the potential impact on the ability of the State to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on the fund. If the State eventually loses any of these cases, the final remedies may not have to be implemented in any one year.
Among the pending actions against the State that may cause a potentially significant fiscal impact upon revenues or expenditures of the General Fund or the amount of State funds available to be borrowed by the General Fund is an action challenging amendments to the State’s Education Code that, under certain circumstances, impact the funding to public school and community college districts, which the plaintiffs contend will result in an unlawful reduction of constitutionally required school funding.
Constitutional, Legislative and Other Factors
Certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could produce the adverse effects described below, among others.
Revenue Distribution. Certain debt obligations in the fund’s portfolio may be obligations of issuers which rely in whole or in part on California State revenues for payment of these obligations. Property tax revenues and a portion of the State’s General Fund surplus are distributed to counties, cities and their various taxing entities and the State assumes certain obligations theretofore paid out of local funds. Whether and to what extent a portion of the State’s General Fund will be distributed in the future to counties, cities and their various entities is unclear.
Health Care Legislation. Certain debt obligations in the fund’s portfolio may be obligations that are payable solely from the revenues of health care institutions. Certain provisions under California law may adversely affect these revenues and, consequently, payment on those debt obligations.

The federally sponsored Medicaid program for health care services to eligible welfare beneficiaries in California is known as the Medi-Cal program. California law provides that the State shall selectively contract with hospitals to provide acute inpatient services to Medi-Cal patients.
In most geographical areas of California, only those hospitals that enter into a Medi-Cal contract with the State will be paid for non-emergency acute inpatient services rendered to Medi-Cal beneficiaries. The State may also terminate these contracts without notice under certain circumstances and is obligated to make contractual payments only to the extent the Legislature appropriates adequate funding therefor.
These payment obligations may also be insured by the State of California pursuant to an insurance program implemented by the Department of Health Care Access and Information for health facility construction loans. State law established the Health Facility Construction Loan Insurance Fund as a trust fund that is continuously appropriated and may only be used for purposes of this program. This fund is used as a depository of fees and insurance premiums and any recoveries and is the initial source of funds used to pay administrative costs of the program and shortfalls resulting from defaults by insured borrowers. If a default occurs on insured debt obligations, the State Treasurer will issue debentures payable out of a reserve fund established under the insurance program or will pay principal and interest on an unaccelerated basis from unappropriated State funds. The Department of Health Care Access and Information commissioned various studies, commencing in December 1983, to evaluate the adequacy of the reserve fund established under the insurance program and, based on certain formulations and assumptions, found the reserve fund substantially underfunded. However, the most recent actuarial study of the fund as of June 30, 2022 was completed in November 2024. It concluded, among other things, that the Health Facility Construction Loan Insurance Fund appears to be sufficient and, based upon a number of assumptions, should maintain a positive balance until fiscal year 2051-52. As of November 30, 2024, the Department of Health Care Access and Information insured 59 loans to nonprofit or publicly-owned health facilities throughout California, with an aggregate par amount of approximately $1.30 billion and a cash balance of approximately $140.5 million.
The Patient Protection and Affordable Care Act (ACA) increases access to public and private health care coverage through various programmatic, regulatory and tax incentive mechanisms. To expand coverage, the ACA provides for: (1) the health insurance exchange, a new marketplace in which individuals who do not have access to public coverage or affordable employer coverage can purchase insurance and access federal tax credits, and (2) two expansions of Medicaid – a mandatory expansion by simplifying rules affecting eligibility, enrollment and retention; and an optional expansion to adults with incomes up to 138% of the federal poverty level. Additionally, the ACA required specified rate increases for primary care for two years beginning January 1, 2013 and prohibited California from restricting eligibility primarily for the Medi-Cal and Healthy Families programs before the new coverage requirements went into effect in 2014.
Health care reform resulted in a significant net increase of General Fund program costs beginning in fiscal year 2013-14. The net impact of health care reform on the General Fund will depend on a variety of factors, including levels of individual and employer participation, changes in insurance premiums, and savings resulting from the reform as beneficiaries in current State-only programs receive coverage through Medi-Cal or the California Health Benefit Exchange, also known as “Covered California,” which started in 2014. Medi-Cal serves a number of distinct populations, including families with children, seniors aged 65 or older, persons with disabilities, and childless adults. The last group also is known as the ACA optional expansion population. These populations have varying characteristics and costs. Seniors and persons with disabilities tend to have greater needs than some other Medi-Cal populations, and therefore tend to have higher per enrollee costs. The ACA optional expansion population and families, by contrast, tend to have lower per enrollee costs. The federal government paid nearly 100% of the cost of this expansion for the fiscal years 2013-14 through 2015-16. California is currently responsible for 10% of these costs. The 2025 Budget Act included $44.9 billion General Fund spending on Medi-Cal in 2025-26. Proposition 35, approved in November 2024, requires the Department of Health Care Services to seek federal renewal and authorization to permanently continue a Managed Care Organization (“MCO”) tax to support existing costs in the Medi-Cal program, and the 2025-26 Governor's Budget projects a tax revenue of $4.4 billion in fiscal year 2025-26.

Mortgages and Deeds. Certain debt obligations in the fund’s portfolio may be obligations which are secured in whole or in part by a mortgage or deed of trust on real property. California has five principal statutory provisions which limit the remedies of a creditor secured by a mortgage or deed of trust. Two statutes limit the creditor’s right to obtain a deficiency judgment, one limitation being based on the method of foreclosure and the other on the type of debt secured. Under the former, a deficiency judgment is barred when the foreclosure is accomplished by means of a nonjudicial trustee’s sale. Under the latter, a deficiency judgment is barred when the foreclosed mortgage or deed of trust secures certain purchase money obligations. Another California statute, commonly known as the “one form of action” rule, requires creditors secured by real property to exhaust their real property security by foreclosure before bringing a personal action against the debtor. The fourth statutory provision limits any deficiency judgment obtained by a creditor secured by real property following a judicial sale of such property to the excess of the outstanding debt over the fair value of the property at the time of the sale, thus preventing the creditor from obtaining a large deficiency judgment against the debtor as the result of low bids at a judicial sale. The fifth statutory provision gives the debtor the right to redeem the real property from any judicial foreclosure sale as to which a deficiency judgment may be ordered against the debtor.
Upon the default of a mortgage or deed of trust with respect to California real property, the creditor’s nonjudicial foreclosure rights under the power of sale contained in the mortgage or deed of trust are subject to the constraints imposed by California law upon transfers of title to real property by private power of sale. During the three-month period beginning with the filing of a formal notice of default, the debtor is entitled to reinstate the mortgage by making any overdue payments. Under standard loan servicing procedures, the filing of the formal notice of default does not occur unless at least three full monthly payments have become due and remain unpaid. The power of sale is exercised by posting and publishing a notice of sale after expiration of the three-month reinstatement period, which notice of sale must be given at least 20 days before the scheduled sale date. The debtor may reinstate the mortgage, in the manner described above, up to five business days prior to the scheduled sale date. Therefore, the effective minimum period for foreclosing on a mortgage could be in excess of seven months after the initial default. Such time delays in collections could disrupt the flow of revenues available to an issuer for the payment of debt service on the outstanding obligations if such defaults occur with respect to a substantial number of mortgages or deeds of trust securing an issuer’s obligations.
In addition, a court could find that there is sufficient involvement of the issuer in the nonjudicial sale of property securing a mortgage for such private sale to constitute “State action,” and could hold that the private-right-of-sale proceedings violate the due process requirements of the federal or State Constitutions, consequently preventing an issuer from using the nonjudicial foreclosure remedy described above.
Certain debt obligations in the fund’s portfolio may be obligations which finance the acquisition of single-family home mortgages for low and moderate income mortgagors. These obligations may be payable solely from revenues derived from the home mortgages and are subject to California’s statutory limitations described above applicable to obligations secured by real property. Under California anti-deficiency legislation, there is no personal recourse against a mortgagor of a single-family residence purchased with the loan secured by the mortgage, regardless of whether the creditor chooses judicial or nonjudicial foreclosure.
Under California law, mortgage loans secured by single-family owner-occupied dwellings may be prepaid at any time. Prepayment charges on such mortgage loans may be imposed only with respect to voluntary prepayments made during the first five years during the term of the mortgage loan, and then only if the borrower prepays an amount in excess of 20% of the original principal amount of the mortgage loan in a 12-month period; a prepayment charge cannot in any event exceed six months’ advance interest on the amount prepaid during the 12-month period in excess of 20% of the original principal amount of the loan. This limitation could affect the flow of revenues available to an issuer for debt service on the outstanding debt obligations which financed such home mortgages.
Wildfire Fund. The Legislature enacted AB 1054 on July 12, 2019, to address public utility liability for wildfires by, among other measures, establishing a wildfire fund (“Wildfire Fund”) to pay eligible claims arising from certain wildfires. It was anticipated at the time the Wildfire Fund was established that the State’s three largest public utilities’ shareholders and their ratepayers (by a charge collected by the public utilities at the direction of the California Public Utilities Commission) would jointly contribute to the Wildfire Fund in an amount up to $21 billion. The public utility shareholders contributed initial capital of $7.5 billion and are expected to contribute the balance of $3 billion by 2035. The charges to ratepayers are expected to be collected until 2035. As of January 2025, the Wildfire Fund has more than $12 billion in liquid assets under management. In addition to allowing direct transfers of the ratepayer charge to the Wildfire Fund, the legislation authorizes the Department of Water Resources to issue up to $10.5 billion in bonds to support the Wildfire Fund, debt service on such bonds to be paid by the ratepayer charge.
The legislation also required a transfer to the Wildfire Fund of $2 billion, which was made on August 15, 2019, from the Surplus Money Investment Fund and other funds that accrue interest to the General Fund. This $2 billion transfer was made as a loan to provide necessary cash on a short-term basis for claims-paying resources. These bonds would constitute a portion of the $10.5 billion of bonds authorized by the legislation to be issued by Department of Water Resources. If the California Public Utilities Commission does not direct the collection of the ratepayer charge payable to the Department of Water Resources by a specified date, the Director of Finance is authorized, upon satisfaction of certain other conditions, to cause the transfer of up to an additional $8.5 billion to the Wildfire Fund from the Surplus Money Investment Fund and other funds that accrue interest to the General Fund as a cash loan. If the California Public Utilities Commission does not act as anticipated with respect to directing the collection of the ratepayer charge in a timely manner, the source of repayment of such a cash loan has not been determined and, thus, further legislation and/or subsequent action would be needed by the California Public Utilities Commission.Proposition 13. Certain of the debt obligations may be obligations of issuers who rely in whole or in part on ad valorem real property taxes as a source of revenue. On June 6, 1978, California voters approved an amendment to the State Constitution known as Proposition 13, which added Article XIIIA to the State Constitution. The effect of Article XIIIA was to limit ad valorem taxes on real property and to restrict the ability of taxing entities to increase real property tax revenues.
Section 1 of Article XIIIA, as amended, limits the maximum ad valorem tax on real property to 1% of full cash value to be collected by the counties and apportioned according to law. The 1% limitation does not apply to ad valorem taxes or special assessments to pay the interest and redemption charges on any bonded indebtedness for the acquisition or improvement of real property approved by two-thirds of the votes cast on the proposition. Section 2 of Article XIIIA defines “full cash value” to mean “the County Assessor’s valuation of real property as shown on the 1975/76 tax bill under ‘full cash value’ or, thereafter, the appraised value of real property when purchased, newly constructed, or a change in ownership has occurred after the 1975 assessment.” The full cash value may be adjusted annually to reflect inflation at a rate not to exceed 2% per year, or reduction in the consumer price index or comparable local data, or reduced in the event of declining property value caused by damage, destruction or other factors.
Legislation enacted by the Legislature to implement Article XIIIA provides that notwithstanding any other law, local agencies may not levy any ad valorem property tax except to pay debt service on indebtedness approved by the voters prior to July 1, 1978, and that each county will levy the maximum tax permitted by Article XIIIA.
Subsequent to the adoption of Proposition 13, the State provided aid to local governments from the General Fund; however, during the recession of the early 1990s, the Legislature eliminated most components of aid to local government entities but provided additional revenue sources, such as sales taxes, and reduced certain mandates for local services. The 2004 Budget Act, related legislation and the enactment of Senate Constitutional Amendment No. 4 dramatically changed the State-local fiscal relationship. These statutory and State Constitutional changes implemented an agreement negotiated between the Governor and local government officials (the “State-local agreement”) in connection with the 2004 Budget Act. One such change relates to the reduction of the vehicle license fee (“VLF”) rate from 2% to 0.65% of the market value of the vehicle. In order to protect local governments, which have previously received all VLF revenues, the reduction in VLF revenue to cities and counties from this rate change was backfilled by an increase in the amount of property tax they receive.
As part of the state-local agreement, Senate Constitutional Amendment No. 4 was enacted by the Legislature and subsequently approved by voters as Proposition 1A at the November 2004 election. Proposition 1A amended the State Constitution to, among other things, reduce the Legislature’s authority over local government revenue sources by placing restrictions on the State’s access to local governments’ property, sales and VLF revenues as of November

3, 2004. Per the amendment, beginning with fiscal year 2008-09, the State is able to borrow up to 8% of local property tax revenues, but only if the Governor proclaims such action is necessary due to a severe State fiscal hardship, two-thirds of both Houses of the Legislature approve the borrowing and the amount borrowed is required to be paid back within three years. The State also will not be able to borrow from local property tax revenues for more than two fiscal years within a period of 10 fiscal years, and only if previous borrowings have been repaid.
In addition, the State cannot reduce the local sales tax rate or restrict the authority of local governments to impose or change the distribution of the statewide local sales tax. The provisions of Proposition 1A allowing the State to borrow money from local governments from time to time have been suspended by Proposition 22, which permanently prohibits any future such borrowing. Proposition 1A also prohibits the State from mandating activities on cities, counties or special districts without providing for the funding needed to comply with the mandates. Beginning in fiscal year 2005-06, if the State does not provide funding for the activity that has been determined to be mandated, the requirement on cities, counties or special districts to abide by the mandate will be suspended. In addition, Proposition 1A expanded the definition of what constitutes a mandate to encompass State action that transfers financial responsibility to cities, counties and special districts for a required program for which the State previously had partial or complete responsibility. The State mandate provisions of Proposition 1A do not apply to schools or community colleges or to mandates relating to employee rights.
Proposition 1A further requires the State to reimburse cities, counties, and special districts for mandated costs incurred prior to fiscal year 2004-05 over a term of years. Payment of mandated costs incurred prior to fiscal year 2004-05 are required to begin in fiscal year 2006-07 and to be paid over a term of 15 years.
The 2014 Budget Act suspended 60 mandates subject to Proposition 1A of 2004 for the 2014-15 fiscal year. The total estimated back cost owed on the suspended mandates is approximately $900 million. That amount would be payable if the Legislature had chosen to fund all suspended mandates. The amended budget act for fiscal year 2009-10 authorized the State to exercise its Proposition 1A borrowing authority. This borrowing generated approximately $2 billion that was to be used to offset state General Fund costs for a variety of court, health, corrections, and K-12 programs.
Proposition 22. Passed November 2, 2010, this proposition, called the “Local Taxpayer, Public Safety and Transportation Protection Act of 2010,” supersedes some parts of Proposition 1A of 2004, prohibits any future action by the Legislature to take, reallocate or borrow money raised by local governments for local purposes, and prohibits changes in the allocation of property taxes among local governments designed to aid State finances. Proposition 22 supersedes Proposition 1A by prohibiting the State from borrowing sales tax or excise taxes on motor vehicle fuels or changing the allocations of those taxed among local governments except pursuant to specified procedures involving public notices and hearings, although Proposition 1A borrowing done in 2009 is grandfathered. In addition, any law enacted after October 29, 2009 inconsistent with Proposition 22 is repealed under Proposition 22. The inability of the State to borrow or redirect property tax funds reduces the State’s flexibility in reaching budget solutions. The State had used these actions for several billion dollars of solutions prior to the enactment of Proposition 22.
Proposition 25. Passed November 2, 2010, pursuant to this proposition, a budget act (or other appropriation bills and “trailer bills” which are part of the budget package) must be approved by a majority vote of each House of the Legislature. This is a reduction from the requirement for a two-thirds vote. In addition, Proposition 25 permits the Governor to reduce or eliminate specific line items in a budget act or any bills that amend the budget act without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the State Legislature.
Proposition 26. Passed November 2, 2010, this proposition revises provisions in Articles XIIIA and XIIIC of the State Constitution dealing with tax increases. The measure specifies that a two-thirds vote of both Houses of the Legislature is required for any increase in any tax on any taxpayer, eliminating the prior practice where a tax increase coupled with a tax reduction could be adopted by a majority vote. It also provides that any increase in a fee beyond the amount needed to provide the specific service or benefit is deemed a tax, thereby requiring a two-thirds vote of approval for passage.

Proposition 58. Shortly after being elected in October 2003, then-Governor Schwarzenegger asked the Legislature to send to California voters a proposal to amend the State Constitution to impose a spending limit which would require that expenditures not exceed revenues. The Legislature approved this proposal in mid-December 2003, and accordingly the measure appeared on the March 2004 primary ballot. Voters approved the measure, known as Proposition 58, which amended Article XIIIB of the State Constitution. The amendment provided for the following:
1.
Required enactment of a balanced budget where General Fund expenditures do not exceed estimated General Fund revenues;
2.
Allowed the Governor to proclaim a fiscal emergency in specified circumstances, and submit proposed legislation to address the fiscal emergency;
3.
Required the Legislature to stop other action and act on legislation proposed to address the emergency;
4.
Established the BSA as a second budgetary reserve;
5.
Provided that the California Economic Recovery Bond Act is for a single object or work; and
6.
Prohibited any future deficit bonds.
Proposition 2. Proposition 2, which revised Proposition 58 requirements, was approved by the voters in 2014 and became effective in fiscal year 2015-16.
Proposition 2 superseded the BSA provisions of Proposition 58, providing for both paying down debt and other long-term liabilities and saving for a rainy day by making specified deposits into the BSA.
In response to the volatility of capital gains revenues and the resulting boom-and-bust budget cycles, Proposition 2 takes into account the State’s heavy dependence on the performance of the stock market and the resulting capital gains. Proposition 2:
1.
Requires a calculation of capital gains revenues in excess of 8% of General Fund tax revenues that are not required to fund a Proposition 98 increase and requires a calculation of 1.5% of annual General Fund revenues;
2.
Requires half of each year’s calculated amount for the first 15 years be used to pay specified types of debt or other long-term liabilities and half be deposited into the BSA;
3.
Allows the withdrawal of BSA funds only for a disaster, as defined, or if spending remains at or below the highest level of spending from the past three years;
4.
Creates the Public School System Stabilization Account, in which spikes in funding will be saved for future years;
5.
Sets the maximum size to be reserved in the BSA for a fiscal year at 10% of General Fund revenues; and
6.
Requires that the State provide a multiyear budget forecast to help better manage the State’s long-term finances.
A number of other laws and constitutional amendments have been enacted over the years, often through voter initiatives, which have, among other things, made it more difficult to raise State taxes, restricted the use of General Fund or special fund revenues, or otherwise limited the Legislature and Governor’s discretion in enacting budgets.
The net State fiscal effects will vary year by year and depend in part on actions of future Legislatures. Reserve provisions may smooth State spending, with reductions during economic expansions and increases during downturns. The balanced budget and debt limitation provisions could result in more immediate actions to correct budgetary shortfalls.

Proposition 62. Approved on November 4, 1986, Proposition 62 further restricted the ability of local governments to raise taxes and allocate approved tax revenues. Several decisions of the California Courts of Appeal have held parts of Proposition 62 unconstitutional. However, the California Supreme Court has upheld a requirement imposed by Proposition 62 that “special taxes” be approved by two-thirds of the voters voting in an election on the issue. As a result of this decision, other taxes that have been imposed by local governments in the State may be invalidated, and it may become more difficult for local governments to raise taxes.
Proposition 98. On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the “Classroom Instructional Improvement and Accountability Act.” Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily through the Proposition 98 Guarantee. Proposition 98 (as modified by Proposition 111, enacted on June 5, 1990), guarantees TK-12 and community college education the greater of (a) in general, a fixed percent of General Fund revenues (“Test 1”), (b) the amount appropriated to TK-12 and community college education in the prior year, adjusted for changes in State per capita personal income and enrollment (“Test 2”), or (c) a third test, which replaces Test 2 in any year that the percentage growth in per capita General Fund revenues from the prior year plus one half of 1% is less than the percentage growth in State per capita personal income (“Test 3”). Under Test 3, schools receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 becomes a “credit” to schools and is paid to them in future years when per capita General Fund revenue growth exceeds per capita personal income growth. The passage of Proposition 30 in 2012 provided temporary increases in personal income tax rates through December 31, 2018 and required the additional revenues to be expended to support TK-12 public schools and community colleges as part of the Proposition 98 Guarantee. In 2016, voters approved Proposition 55, which extended the personal income tax increase imposed by Proposition 30 through tax year 2030.
The 2025 Budget Act provides for Proposition 98 funding of $114.6 billion for fiscal year 2025-26.
Proposition 98 may also create two forms of future obligations for the State General Fund: maintenance factor payments and settle-up payments. The 2025 Budget Act included paid down TK-12 funding deferrals created by the 2024 Budget Act, which represented prior years of Proposition 98 underfunding. Final settle-up payments are determined as part of the Proposition 98 certification process, which occurs the fiscal year after the close of the related fiscal year. Any outstanding settle-up balance owed to schools must be paid or scheduled to be paid as part of the State’s multi-year budgeting process.
Proposition 218. On November 5, 1996, the voters of the State approved Proposition 218, a constitutional initiative, entitled the “Right to Vote on Taxes Act.” Proposition 218 further limited the ability of local governments to raise taxes, fees and other exactions. The limitations include requiring a majority vote approval for general local tax increases, prohibiting fees for services in excess of the cost of providing such service, and providing that no fee may be charged for fire, police, or any other service widely available to the public.
Other Considerations
California’s financial position was materially adversely impacted by the COVID-19 pandemic. Efforts to respond to and mitigate the spread of COVID-19 had a severe impact on California’s economy, triggered volatility in the stock market and caused disruptions to supply chains. The State made significant expenditures of several billion dollars to respond to COVID-19. In March 2020, the State legislature appropriated up to $1.1 billion from the General Fund to support state and local efforts to address the impacts of COVID-19, and the Department of Finance transferred the entire $1.3 billion available in the SFEU to the Disaster Response-Emergency Operations Account, a subaccount of the Special Fund for Economic Uncertainties, to secure personal protective equipment and critical medical supplies, enhance the surge capacity of hospitals and medical facilities, and procure other items necessary to support the state’s efforts to protect public health and safety and reduce the spread of the COVID-19 outbreak. The State has received federal reimbursement through a Major Disaster Declaration for up to 75% of certain expenditures related to emergency protective measures. Cost recovery revenues for federal reimbursements of expenses related to the COVID-19 pandemic are expected to positively impact the General Fund revenues and transfers in fiscal year 2025-26 by $2.8 billion in fiscal year 2025-26.

During California’s November 2018 general election, voters passed Proposition 1, Proposition 2 and Proposition 4, which authorized California to issue, cumulatively, approximately $7.5 billion in general obligation bonds. Proceeds from these issues are intended to be allocated to programs related to veteran support, affordable housing, persons with mental illnesses and capital improvement projects for hospitals.
In May 2019, the FRA notified the CHSRA that it terminated a cooperative agreement between the FRA and the CHSRA due to CHSRA’s failure to comply with the terms of the agreement. The future of CHSRA’s federal Transportation, Housing and Urban Development, and Related Agencies Appropriations Act for 2010 (“FY10”) grant funds remains uncertain. California and the CHSRA filed a federal lawsuit to prevent the FRA from re-obligating the FY10 funds to another eligible program.
California has historically been susceptible to wildfires and hydrologic variability. Extreme weather, intensified by climate change, has led to essentially a year-round fire season, with larger and more intense fires. In 2020, California experienced a number of catastrophic wildfires and spent billions of dollars in recovery efforts and debris removal. In 2021, the state experienced 5 of the 20 largest wildfires in its history at the time. California committed funds from the General Fund’s Special Fund for Economic Uncertainties toward disaster response operation costs resulting from these wildfires. In January 2025, unprecedented wildfire events impacted Los Angeles. On January 23, 2025, the Governor signed special legislation to authorize increasing expenditures by up to $2.5 billion by the General Fund in fiscal year 2024-25 to expedite disaster relief and emergency response support for the Los Angeles fires of January 2025. These expenditures may be fully or partially reimbursed by the federal government.
During the 2022-23 winter, California experienced significant storms that resulted in severe flooding throughout the state. In 2023, due to California’s conformity with federal tax filing and payment deadline delays for over 99% of California taxpayers deemed impacted by the winter storms, a significant portion of the State’s revenues from personal income tax and corporation income tax attributable to tax year 2022 were not due until November 2013. The delay in tax revenue collection contributed to the $47.9 billion deficit projected in the 2024-25 Governor’s budget.
Substantially all of California is within an active geologic region subject to major seismic activity. Any obligation held by the fund could be affected by an interruption of revenues due to damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions due to earthquakes. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.
California Tax Considerations
In any year in which the fund qualifies as a regulated investment company under Subchapter M of the Code and is exempt from federal income tax on the income and gains it distributes to shareholders, the fund will also be relieved of liability for California state franchise and corporate income tax to the extent its earnings are distributed to its shareholders. The fund may be taxed on its undistributed taxable income (including interest income on California municipal securities for franchise tax purposes). If for any year the fund does not qualify for the special tax treatment afforded regulated investment companies, then all of the fund’s taxable income may be subject to California state franchise or income tax at regular corporate rates.
If at the close of each quarter of its taxable year, at least 50% of the value of the total assets of a regulated investment company (or series thereof) consists of obligations the interest on which, if held by an individual, is exempt from taxation by California, then the regulated investment company (or series thereof) will be qualified to pay dividends exempt from California personal income tax (hereinafter referred to as “California exempt-interest dividends”). The fund intends to qualify under the above requirements so it can pay California exempt-interest dividends. However, if the fund fails to so qualify, then no part of its dividends to shareholders will be exempt from California personal income tax.

The fund will report, in written statements furnished to shareholders, the portion of the dividends paid by the fund with respect to its taxable year which is exempt from California state personal income tax. Interest on obligations of Puerto Rico and other US possessions, as well as interest on obligations of the State of California or its political subdivisions, may be distributed as California exempt-interest dividends. Distributions from the fund which are attributable to sources other than those described in the preceding sentence generally are taxable to such shareholders as ordinary income. However, distributions derived from interest on US Government obligations, if any, may also be designated by the fund and treated by shareholders as exempt under the California personal income tax provided the 50% requirement of the preceding paragraph is satisfied.
To the extent, if any, dividends paid to shareholders of the fund are derived from the excess of net long-term capital gains over net short-term capital losses, such dividends will not constitute California exempt-interest dividends. Such dividends will generally be taxed as long-term capital gains under rules similar to those regarding the treatment of capital gain dividends for federal income tax purposes; provided that California has not adopted the federal rule that allows a regulated investment company to elect to treat such capital gains as having been distributed even though no capital gain dividend has actually been paid. In the case where the fund makes this election for federal income tax purposes, any such capital gains may be subject to tax at the fund level for California franchise or corporate income tax purposes.
Shares of the fund are not subject to the California property tax.
Interest on indebtedness incurred or continued by shareholders or related parties to purchase or carry shares of the fund is not deductible for California personal income tax purposes. Any loss realized upon the redemption of shares within six months from the date of purchase of such shares and following receipt of a long-term capital gains distribution on such shares is treated as long-term capital loss to the extent of such long-term capital gains distribution. Finally, any loss realized upon the redemption or other disposition of shares may be disallowed under the “wash sale” rules if within a period beginning 30 days before and ending 30 days after the redemption or other disposition, other shares of the fund or other substantially identical stock or securities are acquired.
The foregoing is only a summary of some of the important California state personal income tax considerations generally affecting the fund and its shareholders. No attempt is made to present a detailed explanation of the California state personal income tax treatment of the fund or its shareholders, and this discussion is not intended as a substitute for careful planning. Further, it should be noted that the portion of any fund dividends constituting California exempt-interest dividends is excludable for California state personal income tax only. Any dividends paid to shareholders subject to California state franchise or California state corporate income tax may therefore be taxed as ordinary dividends to such shareholders notwithstanding that all or a portion of dividends is exempt from California state personal income tax. Accordingly, potential investors in the fund, including, in particular, corporate investors which may be subject to either California franchise tax or California corporate income tax, should consult their tax advisors with respect to the application of such taxes to the receipt of fund dividends and as to their own California state tax situation, in general.

Statement of Additional Information
October 1, 2025
DBX ETF TRUST
Xtrackers Harvest CSI 300 China A-Shares ETF
NYSE Arca, Inc.: ASHR

Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF
NYSE Arca, Inc.: ASHS
This combined Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectus for each fund dated October 1, 2025, as supplemented, a copy of which may be obtained without charge by calling 1-844-851-4255; by visiting Xtrackers.com (the Web site does not form a part of this SAI); or by writing to the Trust’s distributor, ALPS Distributors, Inc. (the “Distributor”), 1290 Broadway, Suite 1000, Denver, Colorado 80203. This SAI is incorporated by reference into the prospectus.
Portions of the Annual Financial Statements and Other Information Report of each fund are incorporated herein by reference, and are hereby deemed to be part of this SAI. Such reports may also be obtained without charge by calling the number provided in the preceding paragraph.
This SAI is divided into two Parts—Part I and Part II. Part I contains information that is specific to each fund, while Part II contains information that generally applies to each of the funds in the Xtrackers funds.

Statement of Additional Information (SAI)—Part I

Part I
Definitions
“1933 Act” – the Securities Act of 1933, as amended
“1934 Act” – the Securities Exchange Act of 1934, as amended
“1940 Act” – the Investment Company Act of 1940, as amended
“Administrator” or “Custodian” or “Transfer Agent” or “BNY” – The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10286
“Advisor” or “DBX” – DBX Advisors LLC, 875 Third Avenue, New York, New York 10022
“ALPS” or “Distributor” – ALPS Distributors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203
“Board” – Board of Trustees of the Trust
“Board Members” – Members of the Board of Trustees of the Trust
“Business Day” – any day on which the Exchange on which the fund is listed for trading is open for business
“Cash Component” – deposit of a specified cash payment
“Creation Units” – shares that have been aggregated into blocks
“Code” – the Internal Revenue Code of 1986, as amended
“DTC” – Depository Trust Company
“DWS” – refers to the asset management activities conducted by DWS Group GmbH & Co. KGaA or any of its subsidiaries, including the Advisor and other affiliated investment advisors
“DWS Group” – a separate, publicly-listed financial services firm that is an indirect, majority-owned subsidiary of Deutsche Bank AG.
“ETF” – exchange-traded fund
“Exchange” – NYSE Arca, Inc.
“Fitch” – Fitch Ratings, an NRSRO
“Fund Legal Counsel” – Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois 60601
“fund” or “series” – Xtrackers Harvest CSI 300 China A-Shares ETF and/or Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF as the context may require
“Independent Board Members” – Board Members who are not interested persons (as defined in the 1940 Act) of the fund, the investment advisor or the distributor
“Independent Registered Public Accounting Firm” – Ernst & Young LLP, One Manhattan West, New York, New York, 10001
“Independent Trustee Legal Counsel” – K&L Gates LLP, 1601 K Street, NW, Washington, DC 20006
“IOPV” – Indicative Optimized Portfolio Value
“Moody’s” – Moody’s Investors Service, Inc., an NRSRO
“NRSRO” – a nationally recognized statistical rating organization
“SEC” – the Securities and Exchange Commission
“Shares” – shares of beneficial interest registered under the 1933 Act
“Subadvisor” or “HGI” – Harvest Global Investments Limited, Level 32, Lee Garden One, 33 Hysan Ave, Causeway Bay, Hong Kong
“Trust” – DBX ETF Trust
“Underlying Index” – a specified benchmark index
“Unitary Advisory Fee” – fee payable to the Advisor for its services under the Investment Advisory Agreement with each fund and the Advisor’s commitment to pay substantially all expenses of each fund, including the payments to the subadvisor (as applicable), the cost of transfer agency, custody, fund administration, compensation paid to the Independent Board Members, legal, audit and other services, except for the fee payments to the Advisor under the Investment Advisory Agreement, interest expense, acquired fund fees and expenses, taxes, brokerage expenses, distribution fees or expenses (if any), litigation expenses and other extraordinary expenses
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“Xtrackers funds” – the US registered investment companies advised by DBX
Fund Organization
DBX ETF Trust was organized as a Delaware statutory trust on October 7, 2010 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company registered with the SEC under the 1940 Act.
Effective August 11, 2014, the Board of Trustees approved changes to the names of each fund as set forth below. db X-trackers Harvest CSI 300 China A-Shares ETF was renamed Deutsche X-trackers Harvest CSI 300 China A-Shares ETF; and db X-trackers Harvest CSI 500 China A-Shares Small Cap Fund was renamed Deutsche X-trackers Harvest CSI 300 China A-Shares ETF.
Effective October 2, 2017, the Board of Trustees approved changes to the names of each fund as set forth below. Deutsche X-trackers Harvest CSI 300 China A-Shares ETF was renamed Xtrackers Harvest CSI 300 China A-Shares ETF; and Deutsche X-trackers Harvest CSI 500 China A-Shares Small Cap ETF was renamed Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF.
Management of each Fund
Board Members and Officers’ Identification and Background
The identification and background of the Board Members and officers are set forth in Part II—Appendix II-A.
Board Committees and Compensation
Compensation paid to the Independent Board Members, for certain specified periods is set forth in Part I—
Appendix I-C. Information regarding the committees of the Board is set forth in Part I—Appendix I-B.
Board Member Share Ownership and Control Persons
Information concerning the ownership of fund shares by Board Members and officers, as a group, as well as the dollar range value of each Board Member’s share ownership in each fund and, on an aggregate basis, in all Xtrackers funds overseen by them, by investors who control the fund, if any, and by investors who own 5% or more of fund shares, if any, is set forth in Part I—
Appendix I-A.
Portfolio Management
Information regarding each fund’s portfolio managers, including other accounts managed, compensation, ownership of fund shares and possible conflicts of interest, is set forth in Part I—Appendix I-D and Part II – Appendix II-B.
Service Provider Compensation
Compensation paid by each fund for investment advisory services and other expenses through the Unitary Advisory Fee is set forth in Part I—Appendix I-E. The service provider compensation is not applicable to new funds that have not completed a fiscal reporting period. Fee rates are included in Part II – Appendix II-C.
Portfolio Transactions, Brokerage Commissions and Securities Lending Activities
Portfolio Turnover
The portfolio turnover rates for the two most recent fiscal years are set forth in Part I—Appendix I-F. This section does not apply to new funds that have not completed a fiscal reporting period.
Brokerage Commissions
Total brokerage commissions paid by each fund for the three most recent fiscal years are set forth in Part I—
Appendix I-F. This section does not apply to new funds that have not completed a fiscal reporting period.
Each fund's policy with respect to portfolio transactions and brokerage is set forth under “Portfolio Transactions” in Part II of this SAI.
Securities Lending Activities
Information regarding securities lending activities of each fund, if any, during its most recent fiscal year is set forth in Part I—Appendix I-H.
Additional information regarding securities lending in general is set forth under “Lending of Portfolio Securities” in Part II of this SAI.
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Investments
Investments, Practices and Techniques, and Risks
Part I—Appendix I-G includes a list of the investments, practices and techniques, and risks which each fund may employ (or be subject to) in pursuing its investment objective. Part II—Appendix II-E includes a description of these investments, practices and techniques, and risks.
Investment Restrictions
It is possible that certain investment practices and/or techniques may not be permissible for a fund based on its investment restrictions, as described herein.
Diversification Status. Each fund is classified as a diversified fund. In reliance on no-action relief furnished by the SEC, each fund may be diversified or non-diversified at any given time, based on the composition of the index that the fund seeks to track.
Currently, under the 1940 Act, for a fund to be classified as a diversified investment company, at least 75% of the value of the fund’s total assets must be represented by cash and cash items (including receivables), government securities, securities of other investment companies, and securities of other issuers, which for the purposes of this calculation are limited in respect of any one issuer to an amount (valued at the time of investment) not greater in value than 5% of the fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer.
Fundamental Policies
The following fundamental policies may not be changed without the approval of a majority of the outstanding voting securities of a fund which, under the 1940 Act and the rules thereunder and as used in this SAI, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of a fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a fund.
As a matter of fundamental policy, a fund may not do any of the following:
(1)
concentrate its investments (i.e., invest 25% or more of its total assets in the securities of a particular industry or group of industries), except that a fund will concentrate to the extent that its Underlying Index concentrates in the securities of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political sub-divisions are not considered to be issued by members of any industry; except that municipal securities with payments of principal or interest backed by revenue of a specific project related to a specific industry are considered to be issued by that industry;
(2)
borrow money, except that (i) each fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities; and (ii) each fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques; to the extent that it engages in transactions described in (i) and (ii), each fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law;
(3)
issue any senior security, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time;
(4)
make loans, except as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time;
(5)
purchase or sell real estate unless acquired as a result of ownership of securities or other investments (but this restriction shall not prevent each fund from investing in securities of companies engaged in the real estate business or securities or other instruments backed by real estate or mortgages), or commodities or commodity contracts (but this restriction shall not prevent each fund from trading in futures contracts and options on futures contracts, including options on currencies to the extent consistent with each fund’s investment objectives and policies); or
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(6)
engage in the business of underwriting securities issued by other persons except, to the extent that each fund may technically be deemed to be an underwriter under the 1933 Act, the disposing of portfolio securities.
For purposes of the concentration policy in investment restriction (1), municipal securities with payments of principal or interest backed by the revenue of a specific project are considered to be issued by a member of the industry which includes such specific project.
Under the 1940 Act, a senior security does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of a fund at the time the loan is made (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed).
Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies.
Non-Fundamental Policies
The Board has adopted certain additional non-fundamental policies and restrictions which are observed in the conduct of a fund’s affairs. They differ from fundamental investment policies in that they may be changed or amended by action of the Board without requiring prior notice to, or approval of, the shareholders.
As a matter of non-fundamental policy, a fund may not do any of the following:
(1)
sell securities short, unless the fund owns or has the right to obtain securities equivalent in-kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts or other derivative instruments are not deemed to constitute selling securities short;
(2)
purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin;
(3)
purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act;
(4)
invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the fund may invest in the securities of issuers that engage in these activities; and
(5)
invest in illiquid securities if, as a result of such investment, more than 15% of the fund’s net assets would be invested in illiquid securities.
If any percentage restriction described above is complied with at the time of investment, a later increase or decrease in percentage resulting from any change in value or total or net assets will not constitute a violation of such restriction, except that certain percentage limitations will be observed continuously in accordance with applicable law.
For purposes of non-fundamental policy (5), an illiquid security is any investment that the fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days without the sale or disposition significantly changing the market value of the investment.
Each fund has adopted a non-fundamental investment policy such that each fund may invest in shares of other open-end management investment companies or unit investment trusts subject to the limitations of Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder; provided, however, that if a fund has knowledge that its Shares are purchased by another investment company investor in reliance on the provisions of subparagraphs (F) or (G) of Section 12(d)(1) of the 1940 Act, each fund will not acquire any securities of other open-end management investment companies or unit investment trusts in reliance on the provisions of subparagraphs (F) or (G) of Section 12(d)(1) of the 1940 Act.
Taxes
Important information concerning the tax consequences of an investment in each fund is contained in Part II—
Appendix II-F.
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Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements
The financial highlights of each fund included in its prospectus and financial statements incorporated by reference into this SAI have been so included or incorporated by reference in reliance on the report of Ernst & Young LLP, One Manhattan West, New York, New York, 10001. Ernst & Young LLP is an independent registered public accounting firm. The report is given on the authority of the auditors of said firm. The independent registered public accounting firm audits the financial statements of each fund and provides other audit, tax and related services.
The financial statements, together with the report of the Independent Registered Public Accounting Firm, financial highlights and notes to financial statements in the Annual Financial Statements and Other Information Report of each fund, dated May 31, 2025, are incorporated herein by reference and are hereby deemed to be a part of this SAI.
Additional Information
For information on exchange, CUSIP number and fund fiscal year end information, see Part I—Appendix I-I.
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Part I: Appendix I-A—Board Member Share Ownership and Control Persons
Board Member Share Ownership in each fund
The following tables show the dollar range of equity securities beneficially owned by each current Board Member in each fund and in Xtrackers funds as of December 31, 2024.
Dollar Range of Beneficial Ownership(1)
Board Member	Xtrackers Harvest CSI 300 China A-Shares ETF	Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF
Independent Board Member:
Stephen R. Byers	None	None
George O. Elston	None	None
J. David Officer	None	None
Aggregate Dollar Range of Beneficial Ownership(1)
Funds Overseen by Board Member in the Xtrackers Funds
Independent Board Member:
Stephen R. Byers	None
George O. Elston	None
J. David Officer	None
(1)
The dollar ranges are: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.
Ownership in Securities of the Advisor and Related Companies
As reported to each fund, the information in the table below reflects ownership by the current Independent Board Members and their immediate family members of certain securities as of December 31, 2024. An immediate family member can be a spouse, children residing in the same household, including step and adoptive children, and any dependents. The securities represent ownership in the Advisor or Distributor and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Advisor or Distributor (including Deutsche Bank AG and DWS Group).
Independent Board Member	Owner and Relationship to Board Member	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
Stephen R. Byers		None
George O. Elston		None
J. David Officer		None
Control Persons and Principal Holders of Securities
As of August 29, 2025, all Board Members and officers owned, as a group, less than 1% of the outstanding shares of a fund.
Although the fund does not have information concerning the beneficial ownership of shares held in the names of DTC participants, the following table identifies those DTC participants who owned of record 5% or more of a fund’s shares as of August 29, 2025:
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Xtrackers Harvest CSI 300 China A-Shares ETF
Name and Address	Percentage Ownership
State Street Bank & Trust Co. P.O. Box 1631 Boston, MA 02105	16.15%
Brown Brothers Harriman & Co. 525 Washington Blvd. Jersey City, NJ 07310	13.20%
Citibank, N.A. 3800 Citibank Center Building B/1st Floor/Zone 8 Tampa, FL 33610-9122	11.42%
Charles Schwab & Co., Inc. 2423 E. Lincoln Drive Phoenix, AZ 85016-1215	5.48%
Bank of America 200 North College Street Charlotte, NC 28255	5.26%
The Bank of New York Mellon 525 William Penn Place Suite 153-0400 Pittsburgh, PA 15259	5.23%
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF
Name and Address	Percentage Ownership
Charles Schwab & Co., Inc. 2423 E. Lincoln Drive Phoenix, AZ 85016-1215	23.15%
Interactive Brokers 8 Greenwich Office Park Greenwich, CT 06831	12.40%
Citibank, N.A. 3800 Citibank Center Building B/1st Floor/Zone 8 Tampa, FL 33610-9122	10.64%
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	10.35%
Merrill Lynch, Pierce, Fenner & Smith Inc. 101 Hudson St. Jersey City, NJ 07302-3997	7.01%
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Part I: Appendix I-B—Board Committees and Meetings
Board Leadership, Structure and Oversight Responsibilities
Board Structure. The Board of the Xtrackers funds is responsible for oversight of the funds, including oversight of the duties performed by the Advisor for the funds under the investment advisory agreement (the “Investment Advisory Agreement”). The Board generally meets in regularly-scheduled meetings four times a year and may meet more often as required.
Mr. Byers serves as Chairperson of the Board. The Board is comprised of Independent Board Members. The Independent Board Members are advised by Independent Trustee Legal Counsel and are represented by such Independent Trustee Legal Counsel at Board and committee meetings. The chairpersons of the Audit Committee and Nominating Committee (each of which consists solely of Independent Board Members) serve as liaisons between the Advisor and other service providers and the other Independent Board Members. Each such chairperson is an Independent Board Member.
The Board regularly reviews its committee structure and membership and believes that its current structure is appropriate based on the fact that the Independent Board Members constitute the Board, the role of the committee chairpersons (who are Independent Board Members), the assets and number of funds overseen by the Board Members, as well as the nature of each fund’s business as an ETF.
Risk Oversight. The Xtrackers funds are subject to a number of risks, including operational, investment and compliance risks. The Board, directly and through its committees, as part of its oversight responsibilities, oversees the services provided by the Advisor and the Trust’s other service providers in connection with the management and operations of the funds, as well as their associated risks. Under the oversight of the Board, the Trust, the Advisor and other service providers have adopted policies, procedures and controls to address these risks.
The Board, directly and through its committees, receives and reviews information from the Advisor, other service providers, the Trust’s Independent Registered Public Accounting Firm and Independent Trustee Legal Counsel to assist it in its oversight responsibilities. This information includes, but is not limited to, reports regarding the funds’ investments, including fund performance and investment practices, valuation of fund portfolio securities, and compliance. The Board also reviews, and must approve any proposed changes to, the funds’ investment objectives, policies and restrictions, and reviews any areas of non-compliance with the funds’ investment policies and restrictions. The Audit Committee monitors the Trust’s accounting policies, financial reporting and internal control system and reviews any internal audit reports impacting the Trust. As part of its compliance oversight, the Board reviews the annual compliance report issued by the Trust’s Chief Compliance Officer on the policies and procedures of the Trust and its service providers, proposed changes to the policies and procedures and quarterly reports on any material compliance issues that arose during the period.
Board Committees. The Board has two standing committees, the Audit Committee and the Nominating Committee, and has delegated certain responsibilities to those committees.
Name of Committee	Number of Meetings in Last Fiscal Year	Functions	Current Board Members
AUDIT COMMITTEE	4
The Audit Committee has the responsibility,
among other things, to: (i) approve the
selection, retention, termination and
compensation of the Trust’s Independent
Registered Public Accounting Firm; (ii) review
the scope of the Independent Registered
Public Accounting Firm’s audit activity; (iii)
review the audited financial statements; and
(iv) review with such Independent Registered
Public Accounting Firm the adequacy and the
effectiveness of the Trust’s internal controls.
			George O. Elston (Chairperson), Stephen R. Byers and J. David Officer
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Name of Committee	Number of Meetings in Last Fiscal Year	Functions	Current Board Members
NOMINATING COMMITTEE	0
The Nominating Committee has the
responsibility, among other things, to identify
and recommend individuals for Board
membership, and evaluate candidates for
Board membership. The Board will consider
recommendations for Board Members from
shareholders. Nominations from shareholders
should be in writing and sent to the Board, to
the attention of the Chairperson of the
Nominating Committee, as described in Part II
SAI Appendix II-A under the caption
“Shareholder Communications to the Board.”
			J. David Officer (Chairperson), Stephen R. Byers and George O. Elston
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Part I: Appendix I-C—Board Member Compensation
Each Independent Board Member receives compensation for his or her services, which includes retainer fees and specified amounts for various committee services and for the Board Chairperson. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors’ educational seminars or conferences, service on industry or association committees, participation as speakers at directors’ conferences or service on special fund industry director task forces or subcommittees. Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance from a fund or any fund in the Xtrackers fund complex.
Board Members who are officers, directors, employees or stockholders of DBX or its affiliates receive no direct compensation from the fund, although they are compensated as employees of DBX, or its affiliates, and as a result may be deemed to participate in fees paid by a fund. The following table shows, for each current Independent Board Member, the aggregate compensation from all of the funds in the Xtrackers fund complex during calendar year 2024.
Total Compensation from Xtrackers Fund Complex
Board Member	Total Compensation from the Xtrackers Fund Complex(1)
Independent Board Member:
Stephen R. Byers(2)	$200,000
George O. Elston(3)	$190,000
J. David Officer(4)	$175,000
(1)
For each Independent Board Member, total compensation from the Xtrackers fund complex represents compensation from 40 funds as of December 31, 2024. Each Independent Board Member receives an annual retainer fee of $165,000. Effective January 1, 2025, the annual retainer for each Independent Board Member increased to $200,000. There are no additional fees for attendance at meetings of the Board or committees, or for unscheduled telephonic meetings or calls.
(2)
Includes $35,000 in annual retainer fees received by Mr. Byers as Chairperson of the Xtrackers funds. Effective January 1, 2025, the annual retainer fee for the Chairperson of the Xtrackers funds increased to $42,000.
(3)
Includes $25,000 in annual retainer fees received by Mr. Elston as Chairperson of the Audit Committee of the Xtrackers funds. Effective January 1, 2025, the annual retainer fee for the Chairperson of the Audit Committee of the Xtrackers funds increased to $30,000.
(4)
Includes $10,000 in annual retainer fees received by Mr. Officer as Chairperson of the Nominating Committee of the Xtrackers funds. Effective January 1, 2025, the annual retainer fee for the Chairperson of the Nominating Committee of the Xtrackers funds increased to $12,000.
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Part I: Appendix I-D—Portfolio Management
Fund Ownership of Portfolio Managers
The following table shows the dollar range of fund shares owned beneficially and of record by the portfolio management team, including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of each fund's most recent fiscal year end.
Xtrackers Harvest CSI 300 China A-Shares ETF
Name of Portfolio Manager	Dollar Range of Fund Shares Owned
Feng Gao	$0
Lareina Yu	$0
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF
Name of Portfolio Manager	Dollar Range of Fund Shares Owned
Feng Gao	$0
Lareina Yu	$0
Conflicts of Interest
In addition to managing the assets of each fund, a portfolio manager may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, per portfolio manager, the number and asset size of: (1) SEC registered investment companies (or series thereof) other than each fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by a portfolio manager. Total assets attributed to a portfolio manager in the tables below include total assets of each account managed, although a portfolio manager may only manage a portion of such account’s assets. For a fund subadvised by subadvisors unaffiliated with the Advisor, total assets of funds managed may only include assets allocated to the portfolio manager and not the total assets of a fund managed. The tables also show the number of performance-based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of each fund's most recent fiscal year end.
Xtrackers Harvest CSI 300 China A-Shares ETF
Other SEC Registered Investment Companies Managed:
Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance-Based Fee Accounts
Feng Gao	1	$26,870,054	0	$0
Lareina Yu	0	$0	0	$0
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Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF
Other SEC Registered Investment Companies Managed:
Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance-Based Fee Accounts
Feng Gao	1	$2,014,633,664	0	$0
Lareina Yu	0	$0	0	$0
Xtrackers Harvest CSI 300 China A-Shares ETF
Other Pooled Investment Vehicles Managed:
Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Feng Gao	8	$358,435,443	0	$0
Lareina Yu	0	$0	0	$0
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF
Other Pooled Investment Vehicles Managed:
Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Feng Gao	8	$358,435,443	0	$0
Lareina Yu	0	$0	0	$0
Xtrackers Harvest CSI 300 China A-Shares ETF
Other Accounts Managed:
Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Feng Gao	0	$0	0	$0
Lareina Yu	0	$0	0	$0
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Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF
Other Accounts Managed:
Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Feng Gao	0	$0	0	$0
Lareina Yu	0	$0	0	$0
In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of each fund. The Advisor or Subadvisor, as applicable, has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in each fund and other client accounts.
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Part I: Appendix I-E—Service Provider Compensation
Under each fund’s Investment Advisory Agreement, the Advisor is responsible for substantially all expenses of the fund, including the payments to the subadvisor (as applicable), the cost of transfer agency, custody, fund administration, compensation paid to the Independent Board Members, legal, audit and other services, except for the fee payments to the Advisor under the Investment Advisory Agreement, interest expense, acquired fund fees and expenses, taxes, brokerage expenses, distribution fees or expenses (if any), litigation expenses and other extraordinary expenses.
Xtrackers Harvest CSI 300 China A-Shares ETF
Fiscal Year Ended	Gross Amount Paid to DBX for Advisory Services	Amount Waived by DBX for Advisory Services
2025	$14,257,775	$0
2024	$12,507,472	$0
2023	$14,261,425	$0
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF
Fiscal Year Ended	Gross Amount Paid to DBX for Advisory Services	Amount Waived by DBX for Advisory Services
2025	$181,855	$0
2024	$147,592	$0
2023	$194,046	$0
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Part I: Appendix I-F—Portfolio Transactions and Brokerage Commissions
Variations to a fund’s portfolio turnover rate may be due to, among other things, a fluctuating volume of shareholder purchase and redemption orders, market conditions, and/or changes in the Advisor's investment outlook. The amount of brokerage commissions paid by a fund may change from year to year because of, among other things, changing asset levels, shareholder activity and/or portfolio turnover.
Portfolio Turnover Rates
Fund	2025	2024
Xtrackers Harvest CSI 300 China A-Shares ETF	143%(1)	50%
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF	79%(2)	25%
(1) Portfolio turnover rate increased from 2024 to 2025 for Xtrackers Harvest CSI 300 China A-Shares ETF due to substantially stronger fund flow compared to previous periods.
(2) Portfolio turnover rate increased from 2024 to 2025 for Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF due to substantially stronger fund flow compared to previous periods.
Brokerage Commissions
	Fiscal Year	Brokerage Commissions Paid by Fund
Xtrackers Harvest CSI 300 China A-Shares ETF	2025(1)	$5,065,558
	2024(2)	$1,618,784
	2023	$3,194,355
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF	2025(3)	$38,696
	2024(4)	$10,018
	2023	$24,062
(1) Xtrackers Harvest CSI 300 China A-Shares ETF experienced increased aggregate brokerage commissions in 2025 due to substantially stronger fund flow compared to previous periods.
(2) Xtrackers Harvest CSI 300 China A-Shares ETF experienced decreased aggregate brokerage commissions in 2024 due to substantially weaker fund flow compared to previous periods.
(3) Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF experienced increased aggregate brokerage commissions in 2025 due to substantially stronger fund flow compared to previous periods.
(4) Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF experienced decreased aggregate brokerage commissions in 2024 due to substantially weaker fund flow compared to previous periods.
Brokerage Commissions Paid to Affiliated Brokers
No trades were effected for the accounts with broker dealers that are affiliated with the Advisor or Subadvisor, if applicable, as of the end of its most recent fiscal year.
Listed below are the regular brokers or dealers (as such term is defined in the 1940 Act) of each fund whose securities each fund held as of the end of its most recent fiscal year and the dollar value of such securities.
Xtrackers Harvest CSI 300 China A-Shares ETF
Name of Regular Broker or Dealer or Parent (Issuer)	Securities of Regular Broker Dealers
China Merchants	$6,333,823
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Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF
The fund did not hold any securities of its regular brokers or dealers.
Transactions for Research Services
No transactions or related commissions were allocated to broker-dealer firms for research services.
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Part I: Appendix I-G—Investments, Practices and Techniques, and Risks
Below is a list of headings related to investments, practices and techniques, and risks which are further described in Part II—Appendix II-E.
Xtrackers Harvest CSI 300 China A-Shares ETF
Borrowing
Chinese Securities
Commodity Pool Operator Exclusion
Convertible Securities
Depositary Receipts
Derivatives
Equity Securities
Foreign Securities
Illiquid Securities
Inflation
Investment Companies and Other Pooled Investment Vehicles
Lending of Portfolio Securities
Repurchase Agreements
Restricted Securities/Rule 144A Securities
Reverse Repurchase Agreements
Short-Term Instruments and Temporary Investments
Structured Notes (including Equity-Linked Notes (ELNs))
US Government Securities

Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF
Borrowing
Chinese Securities
Commodity Pool Operator Exclusion
Convertible Securities
Derivatives
Depositary Receipts
Equity Securities
Foreign Securities
Illiquid Securities
Inflation
Investment Companies and Other Pooled Investment Vehicles
Lending of Portfolio Securities
Repurchase Agreements
Restricted Securities/Rule 144A Securities
Reverse Repurchase Agreements
Short-Term Instruments and Temporary Investments
Structured Notes (including Equity-Linked Notes (ELNs))
US Government Securities
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Part I: Appendix I-H—Securities Lending Activities
Each fund had no securities lending activity during its most recent fiscal year.
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Part I: Appendix I-I—Additional Information
Fund and its Fiscal Year End	Exchange	CUSIP Number
Xtrackers Harvest CSI 300 China A-Shares ETF	NYSE Arca, Inc.	233051879
Fiscal Year End: 5/31
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF	NYSE Arca, Inc.	233051754
Fiscal Year End: 5/31
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Statement of Additional Information
October 1, 2025
DBX ETF TRUST
Xtrackers US Green Infrastructure Select Equity ETF
NASDAQ: UPGR

Xtrackers Cybersecurity Select Equity ETF
NASDAQ: PSWD

Xtrackers Semiconductor Select Equity ETF
NASDAQ: CHPS

Xtrackers US National Critical Technologies ETF
NYSE Arca, Inc.: CRTC

Xtrackers Artificial Intelligence and Big Data ETF
NASDAQ: XAIX
This combined Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectus for each fund dated October 1, 2025, as supplemented, a copy of which may be obtained without charge by calling 1-844-851-4255; by visiting Xtrackers.com (the Web site does not form a part of this SAI); or by writing to the Trust’s distributor, ALPS Distributors, Inc. (the “Distributor”), 1290 Broadway, Suite 1000, Denver, Colorado 80203. This SAI is incorporated by reference into the prospectus.
Portions of the Annual Financial Statements and Other Information Report of each fund are incorporated herein by reference, and are hereby deemed to be part of this SAI. Such reports may also be obtained without charge by calling the number provided in the preceding paragraph.
This SAI is divided into two Parts—Part I and Part II. Part I contains information that is specific to each fund, while Part II contains information that generally applies to each of the funds in the Xtrackers funds.

Statement of Additional Information (SAI)—Part I

Part I
Definitions
“1933 Act” – the Securities Act of 1933, as amended
“1934 Act” – the Securities Exchange Act of 1934, as amended
“1940 Act” – the Investment Company Act of 1940, as amended
“Administrator” or “Custodian” or “Transfer Agent” or “BNY” – The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10286
“Advisor” or “DBX” – DBX Advisors LLC, 875 Third Avenue, New York, New York 10022
“ALPS” or “Distributor” – ALPS Distributors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203
“Board” – Board of Trustees of the Trust
“Board Members” – Members of the Board of Trustees of the Trust
“Business Day” – any day on which the Exchange on which the fund is listed for trading is open for business
“Cash Component” – deposit of a specified cash payment
“Creation Units” – shares that have been aggregated into blocks
“Code” – the Internal Revenue Code of 1986, as amended
“DTC” – Depository Trust Company
“DWS” – refers to the asset management activities conducted by DWS Group GmbH & Co. KGaA or any of its subsidiaries, including the Advisor and other affiliated investment advisors
“DWS Group” – a separate, publicly-listed financial services firm that is an indirect, majority-owned subsidiary of Deutsche Bank AG.
“ETF” – exchange-traded fund
“Exchange” – NASDAQ Stock Market or NYSE Arca, Inc.
“Fitch” – Fitch Ratings, an NRSRO
“Fund Legal Counsel” – Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois 60601
“fund” or “series” – Xtrackers US Green Infrastructure Select Equity ETF, Xtrackers Cybersecurity Select Equity ETF, Xtrackers Semiconductor Select Equity ETF, Xtrackers US National Critical Technologies ETF and Xtrackers Artificial Intelligence and Big Data ETF as the context may require
“Independent Board Members” – Board Members who are not interested persons (as defined in the 1940 Act) of the fund, the investment advisor or the distributor
“Independent Registered Public Accounting Firm” – Ernst & Young LLP, One Manhattan West, New York, New York, 10001
“Independent Trustee Legal Counsel” – K&L Gates LLP, 1601 K Street, NW, Washington, DC 20006
“IOPV” – Indicative Optimized Portfolio Value
“Moody’s” – Moody’s Investors Service, Inc., an NRSRO
“NRSRO” – a nationally recognized statistical rating organization
“SEC” – the Securities and Exchange Commission
“Shares” – shares of beneficial interest registered under the 1933 Act
“Trust” – DBX ETF Trust
“Underlying Index” – a specified benchmark index
“Unitary Advisory Fee” – fee payable to the Advisor for its services under the Investment Advisory Agreement with each fund and the Advisor’s commitment to pay substantially all expenses of each fund, including the cost of transfer agency, custody, fund administration, compensation paid to the Independent Board Members, legal, audit and other services, except for the fee payments to the Advisor under the Investment Advisory Agreement, interest expense, acquired fund fees and expenses, taxes, brokerage expenses, distribution fees or expenses (if any), litigation expenses and other extraordinary expenses
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“Xtrackers funds” – the US registered investment companies advised by DBX
Fund Organization
DBX ETF Trust was organized as a Delaware statutory trust on October 7, 2010 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company registered with the SEC under the 1940 Act. Additional information about the Trust is set forth in Part II under “Fund Organization.”
Management of each Fund
Board Members and Officers’ Identification and Background
The identification and background of the Board Members and officers are set forth in Part II—Appendix II-A.
Board Committees and Compensation
Compensation paid to the Independent Board Members, for certain specified periods is set forth in Part I—
Appendix I-C. Information regarding the committees of the Board is set forth in Part I—Appendix I-B.
Board Member Share Ownership and Control Persons
Information concerning the ownership of fund shares by Board Members and officers, as a group, as well as the dollar range value of each Board Member’s share ownership in each fund and, on an aggregate basis, in all Xtrackers funds overseen by them, by investors who control the fund, if any, and by investors who own 5% or more of fund shares, if any, is set forth in Part I—
Appendix I-A.
Portfolio Management
Information regarding each fund’s portfolio managers, including other accounts managed, compensation, ownership of fund shares and possible conflicts of interest, is set forth in Part I—Appendix I-D and Part II – Appendix II-B.
Service Provider Compensation
Compensation paid by each fund for investment advisory services and other expenses through the Unitary Advisory Fee is set forth in Part I—Appendix I-E. The service provider compensation is not applicable to new funds that have not completed a fiscal reporting period. Fee rates are included in Part II – Appendix II-C.
Portfolio Transactions, Brokerage Commissions and Securities Lending Activities
Portfolio Turnover
The portfolio turnover rates for the two most recent fiscal years are set forth in Part I—Appendix I-F. This section does not apply to new funds that have not completed a fiscal reporting period.
Brokerage Commissions
Total brokerage commissions paid by each fund for the three most recent fiscal years are set forth in Part I—
Appendix I-F. This section does not apply to new funds that have not completed a fiscal reporting period.
Each fund's policy with respect to portfolio transactions and brokerage is set forth under “Portfolio Transactions” in Part II of this SAI.
Securities Lending Activities
Information regarding securities lending activities of each fund, if any, during its most recent fiscal year is set forth in Part I—Appendix I-H.
Additional information regarding securities lending in general is set forth under “Lending of Portfolio Securities” in Part II of this SAI.
Investments
Investments, Practices and Techniques, and Risks
Part I—Appendix I-G includes a list of the investments, practices and techniques, and risks which each fund may employ (or be subject to) in pursuing its investment objective. Part II—Appendix II-E includes a description of these investments, practices and techniques, and risks.
Investment Restrictions
It is possible that certain investment practices and/or techniques may not be permissible for a fund based on its investment restrictions, as described herein.
Diversification Status. Each fund is classified as “non-diversified” under the 1940 Act. A non-diversified fund is a fund that is not limited by the 1940 Act with regard to the percentage of its assets that may be invested
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in the securities of a single issuer. The securities of a particular issuer (or securities of issuers in particular industries) may dominate the underlying index of such a fund and, consequently, the fund’s investment portfolio. This may adversely affect the fund’s performance or subject the fund’s shares to greater price volatility than that experienced by more diversified investment companies.
Currently, under the 1940 Act, a “non-diversified” investment company is a fund that is not “diversified,” and for a fund to be classified as a “diversified” investment company, at least 75% of the value of the fund’s total assets must be represented by cash and cash items (including receivables), government securities, securities of other investment companies, and securities of other issuers, which for the purposes of this calculation are limited in respect of any one issuer to an amount (valued at the time of investment) not greater in value than 5% of the fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer.
Fundamental Policies
The following fundamental policies may not be changed without the approval of a majority of the outstanding voting securities of a fund which, under the 1940 Act and the rules thereunder and as used in this SAI, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of a fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a fund.
As a matter of fundamental policy, a fund may not do any of the following:
(1)
concentrate its investments (i.e., invest 25% or more of its total assets in the securities of a particular industry or group of industries), except that a fund will concentrate to the extent that its underlying index concentrates in the securities of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political sub-divisions are not considered to be issued by members of any industry;
(2)
borrow money, except that (i) each fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities; and (ii) each fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques; to the extent that it engages in transactions described in (i) and (ii), each fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law;
(3)
issue any senior security, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time;
(4)
make loans, except as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time;
(5)
purchase or sell real estate unless acquired as a result of ownership of securities or other investments (but this restriction shall not prevent each fund from investing in securities of companies engaged in the real estate business or securities or other instruments backed by real estate or mortgages), or commodities or commodity contracts (but this restriction shall not prevent each fund from trading in futures contracts and options on futures contracts, including options on currencies to the extent consistent with each fund’s investment objectives and policies); or
(6)
engage in the business of underwriting securities issued by other persons except, to the extent that each fund may technically be deemed to be an underwriter under the 1933 Act, the disposing of portfolio securities.
For purposes of the concentration policy in investment restriction (1), municipal securities with payments of principal or interest backed by the revenue of a specific project are considered to be issued by a member of the industry which includes such specific project.
Under the 1940 Act, a senior security does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of a
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fund at the time the loan is made (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed).
Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies.
Non-Fundamental Policies
The Board has adopted certain additional non-fundamental policies and restrictions which are observed in the conduct of a fund’s affairs. They differ from fundamental investment policies in that they may be changed or amended by action of the Board without requiring prior notice to, or approval of, the shareholders.
As a matter of non-fundamental policy, a fund may not do any of the following:
(1)
sell securities short, unless the fund owns or has the right to obtain securities equivalent in-kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts or other derivative instruments are not deemed to constitute selling securities short;
(2)
purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin;
(3)
purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act;
(4)
invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the fund may invest in the securities of issuers that engage in these activities; and
(5)
invest in illiquid securities if, as a result of such investment, more than 15% of the fund’s net assets would be invested in illiquid securities.
If any percentage restriction described above is complied with at the time of investment, a later increase or decrease in percentage resulting from any change in value or total or net assets will not constitute a violation of such restriction, except that fundamental limitation (2) will be observed continuously in accordance with applicable law.
For purposes of non-fundamental policy (5), an illiquid security is any investment that the fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days without the sale or disposition significantly changing the market value of the investment.
Each fund has adopted a non-fundamental investment policy such that each fund may invest in shares of other open-end management investment companies or unit investment trusts subject to the limitations of Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder; provided, however, that if a fund has knowledge that its Shares are purchased by another investment company investor in reliance on the provisions of subparagraphs (F) or (G) of Section 12(d)(1) of the 1940 Act, each fund will not acquire any securities of other open-end management investment companies or unit investment trusts in reliance on the provisions of subparagraphs (F) or (G) of Section 12(d)(1) of the 1940 Act.
Taxes
Important information concerning the tax consequences of an investment in each fund is contained in Part II—
Appendix II-F.
Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements
The financial highlights of each fund included in its prospectus and financial statements incorporated by reference into this SAI have been so included or incorporated by reference in reliance on the report of Ernst & Young LLP, One Manhattan West, New York, New York, 10001. Ernst & Young LLP is an independent registered public accounting firm. The report is given on the authority of the auditors of said firm. The independent registered public accounting firm audits the financial statements of each fund and provides other audit, tax and related services.
The financial statements, together with the report of the Independent Registered Public Accounting Firm, financial highlights and notes to financial statements in the Annual Financial Statements and Other Information Report of
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each fund, dated May 31, 2025, are incorporated herein by reference and are hereby deemed to be a part of this SAI.
Additional Information
For information on exchange, CUSIP number and fund fiscal year end information, see Part I—Appendix I-I.
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Part I: Appendix I-A—Board Member Share Ownership and Control Persons
Board Member Share Ownership in each fund
The following tables show the dollar range of equity securities beneficially owned by each current Board Member in each fund and in Xtrackers funds as of December 31, 2024.
Dollar Range of Beneficial Ownership(1)
Board Member	Xtrackers US Green Infrastructure Select Equity ETF	Xtrackers Cybersecurity Select Equity ETF	Xtrackers Semiconductor Select Equity ETF
Independent Board Member:
Stephen R. Byers	None	None	None
George O. Elston	None	None	None
J. David Officer	None	None	None

Board Member	Xtrackers US National Critical Technologies ETF	Xtrackers Artificial Intelligence and Big Data ETF
Independent Board Member:
Stephen R. Byers	None	None
George O. Elston	None	None
J. David Officer	None	None
Aggregate Dollar Range of Beneficial Ownership(1)
Funds Overseen by Board Member in the Xtrackers Funds
Independent Board Member:
Stephen R. Byers	None
George O. Elston	None
J. David Officer	None
(1)
The dollar ranges are: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.
Ownership in Securities of the Advisor and Related Companies
As reported to each fund, the information in the table below reflects ownership by the current Independent Board Members and their immediate family members of certain securities as of December 31, 2024. An immediate family member can be a spouse, children residing in the same household, including step and adoptive children, and any dependents. The securities represent ownership in the Advisor or Distributor and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Advisor or Distributor (including Deutsche Bank AG and DWS Group).
Independent Board Member	Owner and Relationship to Board Member	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
Stephen R. Byers		None
George O. Elston		None
J. David Officer		None
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Control Persons and Principal Holders of Securities
As of August 29, 2025, all Board Members and officers owned, as a group, less than 1% of the outstanding shares of a fund.
Although the fund does not have information concerning the beneficial ownership of shares held in the names of DTC participants, the following table identifies those DTC participants who owned of record 5% or more of a fund’s shares as of August 29, 2025:
Xtrackers US Green Infrastructure Select Equity ETF
Name and Address	Percentage Ownership
UBS Securities LLC 1000 Harbour Blvd., 5th Fl. Weehawken, NJ 07086	88.89%
Xtrackers Cybersecurity Select Equity ETF
Name and Address	Percentage Ownership
UBS Securities LLC 1000 Harbour Blvd., 5th Fl. Weehawken, NJ 07086	64.57%
Charles Schwab & Co., Inc. 2423 E. Lincoln Drive Phoenix, AZ 85016-1215	12.40%
Bank of America 200 North College Street Charlotte, NC 28255	8.61%
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	6.90%
Xtrackers Semiconductor Select Equity ETF
Name and Address	Percentage Ownership
UBS Securities LLC 1000 Harbour Blvd., 5th Fl. Weehawken, NJ 07086	50.98%
Charles Schwab & Co., Inc. 2423 E. Lincoln Drive Phoenix, AZ 85016-1215	23.64%
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	7.87%
Xtrackers US National Critical Technologies ETF
Name and Address	Percentage Ownership
LPL Financial Corporation 9785 Towne Centre Drive San Diego, CA 92121-1968	45.98%
I-7

Name and Address	Percentage Ownership
UBS Securities LLC 1000 Harbour Blvd., 5th Fl. Weehawken, NJ 07086	18.22%
Charles Schwab & Co., Inc. 2423 E. Lincoln Drive Phoenix, AZ 85016-1215	12.33%
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	7.66%
Pershing LLC One Pershing Plaza Jersey City, NJ 07399	7.20%
Xtrackers Artificial Intelligence and Big Data ETF
Name and Address	Percentage Ownership
Charles Schwab & Co., Inc. 2423E Lincoln Drive Phoenix, AZ 85016-1215	27.71%
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	27.49%
Morgan Stanley Smith Barney LLC 1300 Thames St., 6th Floor Baltimore, MD 21231	7.09%
Vanguard Fiduciary Trust Company Attn Outside Funds K14 P.O. Box 2600 Valley Forge, PA 19482-2600	5.70%
Pershing LLC One Pershing Plaza Jersey City, NJ 07399	5.19%
I-8

Part I: Appendix I-B—Board Committees and Meetings
Board Leadership, Structure and Oversight Responsibilities
Board Structure. The Board of the Xtrackers funds is responsible for oversight of the funds, including oversight of the duties performed by the Advisor for the funds under the investment advisory agreement (the “Investment Advisory Agreement”). The Board generally meets in regularly-scheduled meetings four times a year and may meet more often as required.
Mr. Byers serves as Chairperson of the Board. The Board is comprised of Independent Board Members. The Independent Board Members are advised by Independent Trustee Legal Counsel and are represented by such Independent Trustee Legal Counsel at Board and committee meetings. The chairpersons of the Audit Committee and Nominating Committee (each of which consists solely of Independent Board Members) serve as liaisons between the Advisor and other service providers and the other Independent Board Members. Each such chairperson is an Independent Board Member.
The Board regularly reviews its committee structure and membership and believes that its current structure is appropriate based on the fact that the Independent Board Members constitute the Board, the role of the committee chairpersons (who are Independent Board Members), the assets and number of funds overseen by the Board Members, as well as the nature of each fund’s business as an ETF.
Risk Oversight. The Xtrackers funds are subject to a number of risks, including operational, investment and compliance risks. The Board, directly and through its committees, as part of its oversight responsibilities, oversees the services provided by the Advisor and the Trust’s other service providers in connection with the management and operations of the funds, as well as their associated risks. Under the oversight of the Board, the Trust, the Advisor and other service providers have adopted policies, procedures and controls to address these risks.
The Board, directly and through its committees, receives and reviews information from the Advisor, other service providers, the Trust’s Independent Registered Public Accounting Firm and Independent Trustee Legal Counsel to assist it in its oversight responsibilities. This information includes, but is not limited to, reports regarding the funds’ investments, including fund performance and investment practices, valuation of fund portfolio securities, and compliance. The Board also reviews, and must approve any proposed changes to, the funds’ investment objectives, policies and restrictions, and reviews any areas of non-compliance with the funds’ investment policies and restrictions. The Audit Committee monitors the Trust’s accounting policies, financial reporting and internal control system and reviews any internal audit reports impacting the Trust. As part of its compliance oversight, the Board reviews the annual compliance report issued by the Trust’s Chief Compliance Officer on the policies and procedures of the Trust and its service providers, proposed changes to the policies and procedures and quarterly reports on any material compliance issues that arose during the period.
Board Committees. The Board has two standing committees, the Audit Committee and the Nominating Committee, and has delegated certain responsibilities to those committees.
Name of Committee	Number of Meetings in Last Fiscal Year	Functions	Current Board Members
AUDIT COMMITTEE	4
The Audit Committee has the responsibility,
among other things, to: (i) approve the
selection, retention, termination and
compensation of the Trust’s Independent
Registered Public Accounting Firm; (ii) review
the scope of the Independent Registered
Public Accounting Firm’s audit activity; (iii)
review the audited financial statements; and
(iv) review with such Independent Registered
Public Accounting Firm the adequacy and the
effectiveness of the Trust’s internal controls.
			George O. Elston (Chairperson), Stephen R. Byers and J. David Officer
I-9

Name of Committee	Number of Meetings in Last Fiscal Year	Functions	Current Board Members
NOMINATING COMMITTEE	0
The Nominating Committee has the
responsibility, among other things, to identify
and recommend individuals for Board
membership, and evaluate candidates for
Board membership. The Board will consider
recommendations for Board Members from
shareholders. Nominations from shareholders
should be in writing and sent to the Board, to
the attention of the Chairperson of the
Nominating Committee, as described in Part II
SAI Appendix II-A under the caption
“Shareholder Communications to the Board.”
			J. David Officer (Chairperson), Stephen R. Byers and George O. Elston
I-10

Part I: Appendix I-C—Board Member Compensation
Each Independent Board Member receives compensation for his or her services, which includes retainer fees and specified amounts for various committee services and for the Board Chairperson. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors’ educational seminars or conferences, service on industry or association committees, participation as speakers at directors’ conferences or service on special fund industry director task forces or subcommittees. Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance from a fund or any fund in the Xtrackers fund complex.
Board Members who are officers, directors, employees or stockholders of DBX or its affiliates receive no direct compensation from the fund, although they are compensated as employees of DBX, or its affiliates, and as a result may be deemed to participate in fees paid by a fund. The following table shows, for each current Independent Board Member, the aggregate compensation from all of the funds in the Xtrackers fund complex during calendar year 2024.
Total Compensation from Xtrackers Fund Complex
Board Member	Total Compensation from the Xtrackers Fund Complex(1)
Independent Board Member:
Stephen R. Byers(2)	$200,000
George O. Elston(3)	$190,000
J. David Officer(4)	$175,000
(1)
For each Independent Board Member, total compensation from the Xtrackers fund complex represents compensation from 40 funds as of December 31, 2024. Each Independent Board Member receives an annual retainer fee of $165,000. Effective January 1, 2025, the annual retainer for each Independent Board Member increased to $200,000. There are no additional fees for attendance at meetings of the Board or committees, or for unscheduled telephonic meetings or calls.
(2)
Includes $35,000 in annual retainer fees received by Mr. Byers as Chairperson of the Xtrackers funds. Effective January 1, 2025, the annual retainer fee for the Chairperson of the Xtrackers funds increased to $42,000.
(3)
Includes $25,000 in annual retainer fees received by Mr. Elston as Chairperson of the Audit Committee of the Xtrackers funds. Effective January 1, 2025, the annual retainer fee for the Chairperson of the Audit Committee of the Xtrackers funds increased to $30,000.
(4)
Includes $10,000 in annual retainer fees received by Mr. Officer as Chairperson of the Nominating Committee of the Xtrackers funds. Effective January 1, 2025, the annual retainer fee for the Chairperson of the Nominating Committee of the Xtrackers funds increased to $12,000.
I-11

Part I: Appendix I-D—Portfolio Management
Fund Ownership of Portfolio Managers
The following table shows the dollar range of fund shares owned beneficially and of record by the portfolio management team, including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of each fund's most recent fiscal year end.
Xtrackers US Green Infrastructure Select Equity ETF
Name of Portfolio Manager	Dollar Range of Fund Shares Owned
Patrick Dwyer	$0
Shlomo Bassous	$0
Ashif Shaikh	$0
Daniel Park	$0
Xtrackers Cybersecurity Select Equity ETF
Name of Portfolio Manager	Dollar Range of Fund Shares Owned
Patrick Dwyer	$0
Shlomo Bassous	$0
Ashif Shaikh	$0
Daniel Park	$0
Xtrackers Semiconductor Select Equity ETF
Name of Portfolio Manager	Dollar Range of Fund Shares Owned
Patrick Dwyer	$0
Shlomo Bassous	$0
Ashif Shaikh	$0
Daniel Park	$0
Xtrackers US National Critical Technologies ETF
Name of Portfolio Manager	Dollar Range of Fund Shares Owned
Patrick Dwyer	$0
Shlomo Bassous	$0
Ashif Shaikh	$0
Daniel Park	$0
I-12

Xtrackers Artificial Intelligence and Big Data ETF
Name of Portfolio Manager	Dollar Range of Fund Shares Owned
Patrick Dwyer	$0
Shlomo Bassous	$0
Ashif Shaikh	$0
Daniel Park	$0
Conflicts of Interest
In addition to managing the assets of each fund, a portfolio manager may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, per portfolio manager, the number and asset size of: (1) SEC registered investment companies (or series thereof) other than each fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by a portfolio manager. Total assets attributed to a portfolio manager in the tables below include total assets of each account managed, although a portfolio manager may only manage a portion of such account’s assets. For a fund subadvised by subadvisors unaffiliated with the Advisor, total assets of funds managed may only include assets allocated to the portfolio manager and not the total assets of a fund managed. The tables also show the number of performance-based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of each fund's most recent fiscal year end.
Xtrackers US Green Infrastructure Select Equity ETF
Other SEC Registered Investment Companies Managed:
Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance-Based Fee Accounts
Patrick Dwyer	28	$19,050,404,601	0	$0
Shlomo Bassous	28	$19,050,404,601	0	$0
Ashif Shaikh	28	$19,050,404,601	0	$0
Daniel Park	28	$19,050,404,601	0	$0
Xtrackers US Green Infrastructure Select EquityETF
Other Pooled Investment Vehicles Managed:
Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Patrick Dwyer	0	$0	0	$0
Shlomo Bassous	0	$0	0	$0
Ashif Shaikh	0	$0	0	$0
Daniel Park	0	$0	0	$0
I-13

Xtrackers US Green Infrastructure Select Equity ETF
Other Accounts Managed:
Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Patrick Dwyer	21	$2,547,344,939	0	$0
Shlomo Bassous	21	$2,547,344,939	0	$0
Ashif Shaikh	21	$2,547,344,939	0	$0
Daniel Park	21	$2,547,344,939	0	$0
Xtrackers Cybersecurity Select Equity ETF
Other SEC Registered Investment Companies Managed:
Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance-Based Fee Accounts
Patrick Dwyer	28	$19,046,418,260	0	$0
Shlomo Bassous	28	$19,046,418,260	0	$0
Ashif Shaikh	28	$19,046,418,260	0	$0
Daniel Park	28	$19,046,418,260	0	$0
Xtrackers Cybersecurity Select Equity ETF
Other Pooled Investment Vehicles Managed:
Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Patrick Dwyer	0	$0	0	$0
Shlomo Bassous	0	$0	0	$0
Ashif Shaikh	0	$0	0	$0
Daniel Park	0	$0	0	$0
Xtrackers Cybersecurity Select Equity ETF
Other Accounts Managed:
Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Patrick Dwyer	21	$2,547,344,939	0	$0
Shlomo Bassous	21	$2,547,344,939	0	$0
Ashif Shaikh	21	$2,547,344,939	0	$0
Daniel Park	21	$2,547,344,939	0	$0
I-14

Xtrackers Semiconductor Select Equity ETF
Other SEC Registered Investment Companies Managed:
Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Patrick Dwyer	28	$19,047,257,844	0	$0
Shlomo Bassous	28	$19,047,257,844	0	$0
Ashif Shaikh	28	$19,047,257,844	0	$0
Daniel Park	28	$19,047,257,844	0	$0
Xtrackers Semiconductor Select Equity ETF
Other Pooled Investment Vehicles Managed:
Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Patrick Dwyer	0	$0	0	$0
Shlomo Bassous	0	$0	0	$0
Ashif Shaikh	0	$0	0	$0
Daniel Park	0	$0	0	$0
Xtrackers Semiconductor Select Equity ETF
Other Accounts Managed:
Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Patrick Dwyer	21	$2,547,344,939	0	$0
Shlomo Bassous	21	$2,547,344,939	0	$0
Ashif Shaikh	21	$2,547,344,939	0	$0
Daniel Park	21	$2,547,344,939	0	$0
I-15

Xtrackers US National Critical Technologies ETF
Other SEC Registered Investment Companies Managed:
Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance-Based Fee Accounts
Patrick Dwyer	28	$18,942,109,605	0	$0
Shlomo Bassous	28	$18,942,109,605	0	$0
Ashif Shaikh	28	$18,942,109,605	0	$0
Daniel Park	28	$18,942,109,605	0	$0
Xtrackers US National Critical Technologies ETF
Other Pooled Investment Vehicles Managed:
Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Patrick Dwyer	0	$0	0	$0
Shlomo Bassous	0	$0	0	$0
Ashif Shaikh	0	$0	0	$0
Daniel Park	0	$0	0	$0
Xtrackers US National Critical Technologies ETF
Other Accounts Managed:
Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Patrick Dwyer	21	$2,547,344,939	0	$0
Shlomo Bassous	21	$2,547,344,939	0	$0
Ashif Shaikh	21	$2,547,344,939	0	$0
Daniel Park	21	$2,547,344,939	0	$0
Xtrackers Artificial Intelligence and Big Data ETF
Other SEC Registered Investment Companies Managed:
Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance-Based Fee Accounts
Patrick Dwyer	28	$19,011,749,528	0	$0
Shlomo Bassous	28	$19,011,749,528	0	$0
Ashif Shaikh	28	$19,011,749,528	0	$0
Daniel Park	28	$19,011,749,528	0	$0
I-16

Xtrackers Artificial Intelligence and Big Data ETF
Other Pooled Investment Vehicles Managed:
Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Patrick Dwyer	0	$0	0	$0
Shlomo Bassous	0	$0	0	$0
Ashif Shaikh	0	$0	0	$0
Daniel Park	0	$0	0	$0
Xtrackers Artificial Intelligence and Big Data ETF
Other Accounts Managed:
Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Patrick Dwyer	21	$2,547,344,939	0	$0
Shlomo Bassous	21	$2,547,344,939	0	$0
Ashif Shaikh	21	$2,547,344,939	0	$0
Daniel Park	21	$2,547,344,939	0	$0
In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of each fund. The Advisor or Subadvisor, as applicable, has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in each fund and other client accounts.
I-17

Part I: Appendix I-E—Service Provider Compensation
Under each fund’s Investment Advisory Agreement, the Advisor is responsible for substantially all expenses of the fund, including the cost of transfer agency, custody, fund administration, compensation paid to the Independent Board Members, legal, audit and other services, except for the fee payments to the Advisor under the Investment Advisory Agreement, interest expense, acquired fund fees and expenses, taxes, brokerage expenses, distribution fees or expenses (if any), litigation expenses and other extraordinary expenses.
Xtrackers US Green Infrastructure Select Equity ETF
Fiscal Year Ended	Gross Amount Paid to DBX for Advisory Services	Amount Waived by DBX for Advisory Services
2025	$14,203	$2
2024(1)	$14,000	$0
Xtrackers Cybersecurity Select Equity ETF
Fiscal Year Ended	Gross Amount Paid to DBX for Advisory Services	Amount Waived by DBX for Advisory Services
2025	$13,227	$9
2024(1)	$9,981	$38
Xtrackers Semiconductor Select Equity ETF
Fiscal Year Ended	Gross Amount Paid to DBX for Advisory Services	Amount Waived by DBX for Advisory Services
2025	$10,878	$6
2024(1)	$7,521	$3
Xtrackers US National Critical Technologies ETF
Fiscal Year Ended	Gross Amount Paid to DBX for Advisory Services	Amount Waived by DBX for Advisory Services
2025	$242,487	$266
2024(2)	$43,685	$48
Xtrackers Artificial Intelligence and Big Data ETF
Fiscal Year Ended	Gross Amount Paid to DBX for Advisory Services	Amount Waived by DBX for Advisory Services
2025(3)	$69,341	$86
(1) For the period from July 13, 2023 (commencement of operations) to May 31, 2024.
(2) For the period from November 16, 2023 (commencement of operations) to May 31, 2024.
(3) For the period from August 2, 2024 (commencement of operations) to May 31, 2025.
I-18

Part I: Appendix I-F—Portfolio Transactions and Brokerage Commissions
Variations to a fund’s portfolio turnover rate may be due to, among other things, a fluctuating volume of shareholder purchase and redemption orders, market conditions, and/or changes in the Advisor's investment outlook. The amount of brokerage commissions paid by a fund may change from year to year because of, among other things, changing asset levels, shareholder activity and/or portfolio turnover.
Portfolio Turnover Rates
Fund	2025	2024
Xtrackers US Green Infrastructure Select Equity ETF	60%	55%(1)
Xtrackers Cybersecurity Select Equity ETF	49%	41%(1)
Xtrackers Semiconductor Select Equity ETF	19%	18%(1)
Xtrackers US National Critical Technologies ETF	29%(4)	6%(2)
Xtrackers Artificial Intelligence and Big Data ETF	11%(3)	N/A
(1) For the period from July 13, 2023 (commencement of operations) to May 31, 2024.
(2) For the period from November 16, 2023 (commencement of operations) to May 31, 2024.
(3) For the period from August 2, 2024 (commencement of operations) to May 31, 2025.
(4) The increase in portfolio turnover rate from 2024 to 2025 was due to the fund having its first full year of operation.
Brokerage Commissions
	Fiscal Year	Brokerage Commissions Paid by Fund
Xtrackers US Green Infrastructure Select Equity ETF	2025	$7,005
	2024(1)	$7,645
Xtrackers Cybersecurity Select Equity ETF	2025	$1,512
	2024(1)	$2,534
Xtrackers Semiconductor Select Equity ETF	2025	$632
	2024(1)	$551
Xtrackers US National Critical Technologies ETF	2025	$3,019
	2024(2)	$3,004
Xtrackers Artificial Intelligence and Big Data ETF	2025(3)	$1,857
(1) For the period from July 13, 2023 (commencement of operations) to May 31, 2024.
(2) For the period from November 16, 2023 (commencement of operations) to May 31, 2024.
(3) For the period from August 2, 2024 (commencement of operations) to May 31, 2025.
Brokerage Commissions Paid to Affiliated Brokers
No trades were effected for the accounts with broker dealers that are affiliated with the Advisor or Subadvisor, if applicable, as of the end of its most recent fiscal year.
Listed below are the regular brokers or dealers (as such term is defined in the 1940 Act) of each fund whose securities each fund held as of the end of its most recent fiscal year and the dollar value of such securities.
Xtrackers US Green Infrastructure Select Equity ETF
The fund did not hold any securities of its regular brokers or dealers.
I-19

Xtrackers Cybersecurity Select Equity ETF
The fund did not hold any securities of its regular brokers or dealers.
Xtrackers Semiconductor Select Equity ETF
The fund did not hold any securities of its regular brokers or dealers.
Xtrackers US National Critical Technologies ETF
The fund did not hold any securities of its regular brokers or dealers.
Xtrackers Artificial Intelligence and Big Data ETF
Name of Regular Broker or Dealer or Parent (Issuer)	Securities of Regular Broker Dealers
Bank of America Corp	$1,789,472
Transactions for Research Services
No transactions or related commissions were allocated to broker-dealer firms for research services.
I-20

Part I: Appendix I-G—Investments, Practices and Techniques, and Risks
Below is a list of headings related to investments, practices and techniques, and risks which are further described in Part II—Appendix II-E.
Xtrackers US Green Infrastructure Select Equity ETF
Commodity Pool Operator Exclusion
Derivatives
Equity Securities
Illiquid Securities
Inflation
Investment Companies and Other Pooled Investment Vehicles
Lending of Portfolio Securities
Repurchase Agreements
Restricted Securities/Rule 144A Securities
Reverse Repurchase Agreements
Short-Term Instruments and Temporary Investments
US Government Securities
Xtrackers Cybersecurity Select Equity ETF
Commodity Pool Operator Exclusion
Depositary Receipts
Derivatives
Equity Securities
Foreign Securities
Illiquid Securities
Inflation
Investment Companies and Other Pooled Investment Vehicles
Lending of Portfolio Securities
Repurchase Agreements
Restricted Securities/Rule 144A Securities
Reverse Repurchase Agreements
Short-Term Instruments and Temporary Investments
US Government Securities
Xtrackers Semiconductor Select Equity ETF
Commodity Pool Operator Exclusion
Depositary Receipts
Derivatives
Equity Securities
Foreign Securities
Illiquid Securities
Inflation
Investment Companies and Other Pooled Investment Vehicles
Lending of Portfolio Securities
Repurchase Agreements
Restricted Securities/Rule 144A Securities
Reverse Repurchase Agreements
Short-Term Instruments and Temporary Investments
US Government Securities
Xtrackers US National Critical Technologies ETF
Commodity Pool Operator Exclusion
Depositary Receipts
Derivatives
Equity Securities
Foreign Securities
Illiquid Securities
Inflation
Investment Companies and Other Pooled Investment Vehicles
Lending of Portfolio Securities
Repurchase Agreements
Restricted Securities/Rule 144A Securities
Reverse Repurchase Agreements
Short-Term Instruments and Temporary Investments
US Government Securities
Xtrackers Artificial Intelligence and Big Data ETF
Commodity Pool Operator Exclusion
Depositary Receipts
Derivatives
Equity Securities
Foreign Securities
Illiquid Securities
I-21

Inflation
Investment Companies and Other Pooled Investment Vehicles
Lending of Portfolio Securities
Repurchase Agreements
Restricted Securities/Rule 144A Securities
Reverse Repurchase Agreements
Short-Term Instruments and Temporary Investments
US Government Securities
I-22

Part I: Appendix I-H—Securities Lending Activities
During the most recent fiscal year, Fidelity Agency Lending (“FAL”), a business unit within National Financial Services LLC, served as the securities lending agent for Xtrackers US Green Infrastructure Select Equity ETF, Xtrackers Cybersecurity Select Equity ETF, Xtrackers Semiconductor Select Equity ETF and Xtrackers US National Critical Technologies ETF. During the most recent fiscal year, Deutsche Bank AG (“DB”) served as the securities lending agent for Xtrackers Artificial Intelligence and Big Data ETF. The information presented below is for the fiscal year ended 2025.
As a securities lending agent, each of FAL and DB is responsible, as the case may be, for the implementation and administration of each fund’s securities lending program. Pursuant to its respective Securities Lending Agency Agreement (“Securities Lending Agreement”) with each fund, each of FAL and DB, as a general matter, performs various services, including the following:
•
determine whether a loan shall be made and negotiate and establish the terms and conditions of the loan with the approved institutional borrowers
•
ensure that all dividends and other distributions paid with respect to loaned securities are credited to a fund’s relevant account
•
receive required cash collateral from borrowers and arrange for the investment of cash collateral as instructed by a fund
•
mark-to-market the market value of loaned securities relative to the market value of the collateral each business day and obtain additional collateral, as needed, in order to maintain the value of the collateral relative to the market value of the loaned securities at the levels required by the Securities Lending Agreement
•
at the termination of a loan, arrange for return of the loaned securities to the fund and the return of the collateral to the borrower
The dollar amounts of income and fees and compensation paid to applicable service provider(s) related to a fund’s securities lending activities during the most recent fiscal year were as follows:
Xtrackers Artificial Intelligence and Big Data ETF
The fund had no securities lending activity during its most recent fiscal year.
Securities Lending Activities – Income and Fees for Fiscal Year 2025
	Xtrackers US Green Infrastructure Select Equity ETF	Xtrackers Cybersecurity Select Equity ETF	Xtrackers Semiconductor Select Equity ETF	Xtrackers US National Critical Technologies ETF
Gross income from securities lending activities (including income from cash collateral reinvestment)	$58,467	$2,391	$258	$2,744
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split[1]	$3,803	$67	$2	$198
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$1,079	$61	$7	$34
Administrative fees not included in revenue split	$0	$0	$0	$0
I-23

	Xtrackers US Green Infrastructure Select Equity ETF	Xtrackers Cybersecurity Select Equity ETF	Xtrackers Semiconductor Select Equity ETF	Xtrackers US National Critical Technologies ETF
Indemnification fees not included in revenue split	$0	$0	$0	$0
Rebate (paid to borrower)	$18,936	$1,630	$225	$691
Other fees not included in revenue split	$0	$0	$0	$0
Aggregate fees/compensation for securities lending activities and related services	$23,818	$1,758	$234	$923
Net income from securities lending activities	$34,649	$633	$24	$1,821
1 Revenue split represents the share of revenue generated by the securities lending program and paid to FAL or DB, as applicable.
I-24

Part I: Appendix I-I—Additional Information
Fund and its Fiscal Year End	Exchange	CUSIP Number
Xtrackers US Green Infrastructure Select Equity ETF	NASDAQ Stock Market	23306X704
Fiscal Year End: 5/31
Xtrackers Cybersecurity Select Equity ETF	NASDAQ Stock Market	23306X803
Fiscal Year End: 5/31
Xtrackers Semiconductor Select Equity ETF	NASDAQ Stock Market	23306X886
Fiscal Year End: 5/31
Xtrackers US National Critical Technologies ETF	NYSE Arca, Inc.	23306X860
Fiscal Year End: 5/31
Xtrackers Artificial Intelligence and Big Data ETF	NASDAQ Stock Market	23306X829
Fiscal Year End: 5/31
I-25

Statement of Additional Information (SAI)—Part II

Part II
Part II of this SAI includes policies, investment techniques and information that apply to the Xtrackers funds. Unless otherwise noted, the use of the term “fund” applies to each of the Xtrackers funds of the Trust.
The use of the term “Underlying Index” applies only in the context of index-based ETFs. As of the date of this SAI, all series of the Trust are index-based ETFs except Xtrackers RREEF Global Natural Resources ETF. The use of the term “portfolio” applies to the Xtrackers RREEF Global Natural Resources ETF, which is an actively-managed ETF, as described in its prospectus.
Management of the Funds
Investment Advisor. DBX Advisors LLC, located at 875 Third Avenue, New York, New York 10022, serves as investment advisor to each fund pursuant to an Investment Advisory Agreement between the Trust and the Advisor. The Advisor is a Delaware limited liability company and was registered as an investment advisor under the Investment Advisers Act of 1940, as amended, in August 2010. DBX Advisors LLC was formed in June 2010 and is an indirect, wholly-owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”).
DBX Advisors LLC and its advisory affiliates (“DWS Service Providers”) have sought and obtained a permanent order from the Securities and Exchange Commission providing exemptive relief under Section 9 of the Investment Company Act of 1940, as amended, on which the DWS Service Providers rely in connection with the continued provision of investment advisory services to the funds and other registered investment companies.
For Xtrackers California Municipal Bond ETF, Xtrackers High Beta High Yield Bond ETF, Xtrackers Low Beta High Yield Bond ETF, Xtrackers Municipal Infrastructure Revenue Bond ETF, Xtrackers Risk Managed USD High Yield Strategy ETF, Xtrackers Short Duration High Yield Bond ETF, Xtrackers US 0-1 Year Treasury ETF, Xtrackers USD High Yield BB-B ex Financials ETF and Xtrackers USD High Yield Corporate Bond ETF only: In rendering investment advisory services, the Advisor may use the resources of one or more foreign (non-US) affiliates that are not registered under the Investment Advisers Act of 1940, as amended (the Advisers Act), to provide portfolio management and research services to a fund. Under a Participating Affiliates Agreement, an affiliate may be considered a Participating Affiliate of the Advisor as that term is used in relief granted by the staff of the SEC allowing US-registered advisers to use investment advisory and trading resources of unregistered advisory affiliates subject to the regulatory supervision of the registered adviser. A Participating Affiliate and any of their respective employees who provide services to a fund are considered under a Participating Affiliate Agreement to be an “associated person” of the Advisor as that term is defined in the Advisers Act for purposes of the Advisor's required supervision.
Terms of the Investment Advisory Agreement. Under the Investment Advisory Agreement, the Advisor, subject to the supervision of the Board and in conformity with the stated investment policies of each fund, manages and administers the Trust and manages the duties of the investment and reinvestment of each fund’s assets.
Under the Investment Advisory Agreement, the Advisor is responsible for substantially all expenses of the funds (including the payments to a Subadvisor, if any, the cost of transfer agency, custody, fund administration, compensation paid to the Independent Board Members in respect of the Independent Board Members’ service to the fund, legal, audit and other services) except for the fee payments under the Investment Advisory Agreement, interest expense, taxes, brokerage expenses, future distribution fees or expenses, litigation expenses and other extraordinary expenses.
The Investment Advisory Agreement with respect to each fund continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the applicable fund, by a vote cast in person at a meeting called for the purpose of voting on such approval.
The Investment Advisory Agreement with respect to each fund is terminable without penalty, on 60 days’ notice, by the Board or by a vote of the holders of a majority of the applicable fund’s outstanding voting securities (as defined in the 1940 Act). The Investment Advisory Agreement is also terminable upon 60 days’ notice by the Advisor and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The annual Unitary Advisory Fee rate for each fund is set forth in Part II – Appendix II-C.
Subadvisor (applicable only to those funds that have a Subadvisory arrangement as described in Part I). Each Subadvisor serves as Subadvisor to a fund pursuant to the terms of an Investment Sub-Advisory Agreement between it and DBX (Subadvisory Agreement).
Harvest Global Investments Limited (HGI), located at Level 32, Lee Garden One, 33 Hysan Ave, Causeway Bay, Hong Kong, serves as the investment Subadvisor to all the assets of two funds. HGI is an investment advisor registered with the SEC. In addition, HGI is an affiliate of DWS Group.
RREEF America L.L.C. (RREEF), 222 South Riverside Plaza, Chicago, Illinois 60606, serves as Subadvisor to all of the assets of one fund. RREEF is an investment advisor registered with the SEC. RREEF is an affiliate of DBX and an indirect, wholly-owned subsidiary of DWS Group. RREEF has provided real estate investment management services to institutional investors since 1975 and has been an investment advisor of real estate securities since 1993.
Terms of the Subadvisory Agreement with HGI. Pursuant to the terms of the Subadvisory Agreement, the Subadvisor makes the investment decisions, buys and sells securities, and conducts the research that leads to these purchase and sale decisions for a fund. The Subadvisor is also responsible for selecting brokers and dealers to execute portfolio transactions and for negotiating brokerage commissions and dealer charges on behalf of a fund. Under the terms of the Subadvisory Agreement, the Subadvisor manages the investment and reinvestment of a fund's assets and provides such investment advice, research and assistance as DBX may, from time to time, reasonably request.
The Subadvisory Agreement provides that the Subadvisor will not be liable for any error of judgment or mistake of law or for any loss suffered by a fund in connection with matters to which the Subadvisory Agreement relates, except a loss resulting from (a) the Subadvisor causing a fund to be in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in a fund's prospectus or as may be provided in writing by the Board or DBX, or (b) willful misconduct, bad faith or gross negligence on the part of the Subadvisor in the performance of its duties or from reckless disregard by the Subadvisor of its obligations and duties under the Subadvisory Agreement.
The Subadvisory Agreement continues from year to year only as long as such continuance is specifically approved at least annually (a) by a majority of the Board Members who are not parties to such agreement or interested persons of any such party, and (b) by the shareholders or the Board of the Registrant. The Subadvisory Agreement may be terminated at any time upon 60 days’ written notice by DBX or by the Board of the Registrant or by majority vote of the outstanding shares of a fund, and will terminate automatically upon assignment or upon termination of a fund’s Investment Advisory Agreement.
Under the Subadvisory Agreement between DBX and the Subadvisor, DBX, not a fund, pays the Subadvisor a Subadvisory fee based on the percentage of the assets overseen by the Subadvisor or based on a percentage of the fee received by DBX from a fund. The Subadvisor fee is paid directly by DBX at specific rates negotiated between DBX and the Subadvisor. No fund is responsible for paying the Subadvisor.
Terms of the Subadvisory Agreement with RREEF. Pursuant to the terms of the Subadvisory Agreement, the Subadvisor provides DBX with a target allocation which represents the Subadvisor's recommendations as to the purchase, retention and disposition of the securities for the fund. The Subadvisor also provides such investment advice, research and assistance as DBX may, from time to time, reasonably request.
The Subadvisory Agreement provides that the Subadvisor will not be liable for any error of judgment or mistake of law or for any loss suffered by the fund in connection with matters to which the Subadvisory Agreement relates, except a loss resulting from (a) the subadvisor causing the fund to be in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the fund's prospectus or as may be provided in writing by the Board or DBX, or (b) willful misconduct, bad faith or gross negligence on the part of the Subadvisor in the performance of its duties or from reckless disregard by the Subadvisor of its obligations and duties under the Subadvisory Agreement.
Following its initial term, the Subadvisory Agreement continues from year to year only as long as such continuance is specifically approved at least annually (a) by a majority of the Board Members who are not parties to such agreement or interested persons of any such party, and (b) by the shareholders or the Board of the Registrant. The Subadvisory Agreement may be terminated at any time upon 60 days’ written notice by DBX or by the Board of the Registrant or by majority vote of the outstanding shares of the fund, and will terminate automatically upon assignment or upon termination of the fund’s Investment Advisory Agreement.
Under the Subadvisory Agreement between DBX and a Subadvisor, DBX, not the fund, pays the Subadvisor a subadvisory fee based on the percentage of the assets overseen by the Subadvisor or based on a percentage of the fee received by DBX from the fund. The Subadvisor fee is paid directly by DBX at specific rates negotiated between DBX and the Subadvisor. No fund is responsible for paying the Subadvisor.
Codes of Ethics. Each fund, the Advisor, the Distributor, and, if applicable, each fund’s subadvisor(s) have adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board Members, officers of the Trust and employees of the Advisor and the Distributor are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by a fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor’s Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of a fund. Among other things, the Advisor’s Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor’s or Subadvisor’s Codes of Ethics may be granted in particular circumstances after review by appropriate personnel.
Board Members
Board Members and Officers’ Identification and Background. The identification and background of the Board Members and Officers of the Registrant are set forth in Part II—Appendix II-A.
Board Committees and Compensation. Information regarding the Committees of the Board, as well as compensation paid to the Independent Board Members and to Board Members who are not officers of the Registrant, for certain specified periods, is set forth in Part I—Appendix I-B and Part I—Appendix I-C, respectively.
Other Service Providers
Administrator. BNY serves as administrator for each fund. Pursuant to a Fund Administration and Accounting Agreement and a Corporate Services Agreement with the Trust, BNY provides necessary administrative, tax and accounting and financial reporting services for the maintenance and operations of the Trust and each fund. In addition, BNY makes available the office space, equipment, personnel and facilities required to provide such services. As compensation for these services, BNY receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Advisor from its management fee.
Custodian. BNY serves as custodian for each fund. Pursuant to a Custody Agreement with the Trust, BNY maintains in separate accounts cash, securities and other assets of the Trust and each fund, keeps all necessary accounts and records and provides other services. BNY is required, upon the order of the Trust, to deliver securities held by BNY and to make payments for securities purchased by the Trust for each fund. Also, pursuant to the Custody Agreement, BNY is authorized to appoint certain foreign custodians or foreign custody managers for fund investments outside the US. As compensation for these services, BNY receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Advisor from its management fee.
Transfer Agent. BNY serves as transfer agent for each fund. Pursuant to a Transfer Agency and Service Agreement with the Trust, BNY acts as a transfer agent for each fund’s authorized and issued Shares and as the dividend disbursing agent of the Trust. As compensation for these services, BNY receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Advisor from its management fee.
Fund Legal Counsel. Provides legal services to the funds.
Independent Trustee Legal Counsel. Serves as legal counsel to the Independent Board Members.
Distributor. ALPS serves as the Distributor for each fund. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes Shares of each fund. The Distribution Agreement continues for two years from its effective date and is renewable annually. Shares are continuously offered for sale by the fund through the Distributor only in Creation Units, as described in the applicable Prospectus and below in the “Creation and Redemption of Creation Units” section of this SAI.

Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver the applicable Prospectus and, upon request, the SAI to Authorized Participants purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the 1934 Act, and a member of the Financial Industry Regulatory Authority.
The Distribution Agreement for each fund provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days’ prior written notice to the other party following (i) the vote of a majority of the Independent Board Members, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).
Fund Organization
Shares. The Trust currently is comprised of separate investment series or portfolios called funds. The Trust issues Shares of beneficial interest in each fund with no par value. The Board may designate additional funds.
Each Share issued by a fund has a pro rata interest in the assets of that fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant fund, and in the net distributable assets of such fund on liquidation. Each Share has one vote with respect to matters upon which the shareholder is entitled to vote. In any matter submitted to shareholders for a vote, each fund shall hold a separate vote, provided that shareholders of all affected funds will vote together when: (1) required by the 1940 Act or (2) the Trustees determine that the matter affects the interests of more than one fund. Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All Shares (regardless of the fund) have noncumulative voting rights in the election of Board Members. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.
Following the creation of the initial Creation Unit(s) of Shares of a fund and immediately prior to the commencement of trading in the fund’s Shares, a holder of Shares may be a “control person” of the fund, as defined in the 1940 Act. The fund cannot predict the length of time for which one or more shareholders may remain a control person of the fund.
Shareholders may make inquiries by writing to DBX ETF Trust, c/o the Distributor, ALPS Distributors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203, by email by writing to dbxquestions@list.db.com or by telephone by calling 1-844-851-4255 (toll free).
Termination of the Trust or a Fund. The Trust or a fund may be terminated by a majority vote of the Board or the affirmative vote of a supermajority of the holders of the Trust or such fund entitled to vote on termination. Although the Shares are not automatically redeemable upon the occurrence of any specific event, the Trust’s organizational documents provide that the Board will have the unrestricted power to alter the number of Shares in a Creation Unit. In the event of a termination of the Trust or a fund, the Board, in its sole discretion, could determine to permit the Shares to be redeemable in aggregations smaller than Creation Units or to be individually redeemable. In such circumstance, the Trust may make redemptions in kind, for cash or for a combination of cash or securities.
Purchase and Redemption of Shares
Exchange Listing and Trading
A discussion of exchange listing and trading matters associated with an investment in each fund is contained in the “Investing in the Funds” section of the fund’s Prospectus. The discussion below supplements, and should be read in conjunction with, that section of the Prospectus.
Shares of each fund are listed for trading and will trade throughout the day on the Exchange. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of any fund will continue to be met. The Exchange may, but is not required to, remove the Shares of a fund from listing if (i) following the initial 12-month period beginning upon the commencement of trading of fund Shares, there are fewer than 50 beneficial owners of Shares of the fund for 30 or more consecutive trading days, (ii) the value of the Underlying Index on which a fund is based is no longer calculated or available, (iii) the IOPV of a fund is no longer calculated or available or (iv) any other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will also remove Shares of a fund from listing and trading upon termination of the fund.
In order to provide additional information regarding the indicative value of Shares of the fund, the Exchange or a market data vendor disseminates every 15 seconds through the facilities of the Consolidated Tape Association or other widely disseminated means an updated IOPV for the fund as calculated by an information provider or market data vendor. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IOPVs and makes no representation or warranty as to the accuracy of the IOPVs.
An IOPV has a securities component and a cash component. The securities values included in an IOPV are the values of the Deposit Securities for a fund. While the IOPV reflects the current market value of the Deposit Securities required to be deposited in connection with the purchase of a Creation Unit, it does not necessarily reflect the precise composition of the current portfolio of securities held by a fund at a particular point in time because the current portfolio of the fund may include securities that are not a part of the current Deposit Securities. Therefore, a fund’s IOPV disseminated during the Exchange trading hours should not be viewed as a real-time update of the fund’s NAV, which is calculated only once a day.
The cash component included in an IOPV consists of estimated accrued interest, dividends and other income, less expenses. If applicable, each IOPV also reflects changes in currency exchange rates between the US dollar and the applicable currency.
The Trust reserves the right to adjust the Share prices of funds in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the fund.
DTC as Securities Depository for Shares of the funds. Shares of each fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. DTC, a limited-purpose trust company, was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE, NYSE Amex Equities and the Financial Industry Regulatory Authority. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).
Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in Shares.
Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of each fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a Beneficial Owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and Beneficial Owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of Beneficial Owners owning through them.
Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares of each fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue providing its service with respect to Shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.
Creation and Redemption of Creation Units
General. The Trust issues and sells Shares of each fund only in Creation Units on a continuous basis through the Distributor, without a sales load, at the fund’s NAV next determined after receipt, on any Business Day, of an order in proper form. Information on a fund’s Creation Units can be found in the Prospectus.
The Board reserves the right to declare a split or a consolidation in the number of Shares outstanding of any fund of the Trust, and to make a corresponding change in the number of Shares constituting a Creation Unit, in the event that the per Share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.
As of the date of this SAI, each Exchange observes the following holidays, as observed: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Fund Deposit. The consideration for purchase of Creation Units of a fund generally consists of the in-kind (except for Xtrackers Harvest CSI 300 China A-Shares ETF and Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF, which are effected principally in cash) deposit of a designated portfolio of securities (i.e., the “Deposit Securities”), which constitutes an optimized representation of the securities of the relevant fund’s Underlying Index or portfolio, as applicable, and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of any fund.
The Cash Component is an amount equal to the difference between the NAV of the Shares (per Creation Unit) and the “Deposit Amount,” which is an amount equal to the market value of the Deposit Securities, and serves to compensate for any difference between the NAV per Creation Unit and the Deposit Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities shall be the sole responsibility of the AP purchasing a Creation Unit.
The Advisor makes available through the National Securities Clearing Corporation (“NSCC”) on each Business Day, prior to the opening of business on the Exchange, the list of names and the required number of Shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for each fund. Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of Shares of a given fund until such time as the next-announced Fund Deposit is made available.
The identity and number of Shares of the Deposit Securities pursuant to changes in composition of a fund’s portfolio and changes as rebalancing adjustments and corporate action events are reflected from time to time by the Advisor with a view to the investment objective of the fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities constituting the relevant Underlying Index.
The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC of the Clearing Process (discussed below). The Trust also reserves the right to permit or require a “cash in lieu” amount where the delivery of the Deposit Security by the AP (as described below) would be restricted under applicable securities laws or where the delivery of the Deposit Security to the AP would result in the disposition of the Deposit Security by the AP becoming restricted under applicable securities laws, or in certain other situations. The adjustments described above will reflect changes, known to the Advisor on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the subject index being tracked by the relevant fund, or resulting from stock splits and other corporate actions. For Xtrackers Harvest CSI 300 China A-Shares ETF and Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF, Creation Units are purchased principally for cash.
Role of the Authorized Participant. Creation Units may be purchased only by or through a DTC Participant that has entered into an Authorized Participant Agreement with the Distributor (an authorized participant, or an “AP”), which agreement has also been accepted by the Transfer Agent. Such AP will agree, pursuant to the terms of such Authorized Participant Agreement and on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that such AP will make available in advance of each purchase of Shares an amount of cash sufficient to pay the Cash Component, once the NAV of a Creation Unit is next determined after receipt of the purchase order in proper form, together with the transaction fee described below. The AP may require the investor to enter into an agreement with such AP with respect to certain matters, including payment of the Cash Component. Investors who are not APs must make appropriate arrangements with an AP. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement and that orders to purchase Creation Units may have to be placed by the investor’s broker through an AP. As a result, purchase orders placed through an AP may result in additional charges to such investor.
The Trust does not expect the Distributor to enter into an Authorized Participant Agreement with more than a small number of DTC Participants. A list of current APs may be obtained from the Distributor.
Purchase Order. To initiate an order for a Creation Unit, an AP must submit an irrevocable order to purchase Shares of a fund in accordance with the Authorized Participant Agreement. If accepted by the Distributor, the Transfer Agent will notify the Advisor and the Custodian of such order. If applicable, the Custodian will then provide such information to the appropriate sub-custodian. For each applicable fund, the Custodian shall cause the applicable sub-custodian to maintain an account into which the AP shall deliver, on behalf of itself or the party on whose behalf it is acting, the applicable securities included in the designated Fund Deposit (or the cash value of all or a part of such securities, in the case of a permitted or required cash purchase or “cash in lieu” amount), with any appropriate adjustments as advised by the Trust. Deposit Securities located outside the United States must be delivered to an account maintained at the applicable local sub-custodian. Those placing orders to purchase Creation Units through an AP should allow sufficient time to permit proper submission of the purchase order to the Distributor by the cut-off time on such Business Day.
The AP must also make available on or before the contractual settlement date, by means satisfactory to the Trust, immediately available or same day funds estimated by the Trust to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit. Those placing orders should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash Component. This deadline is likely to be significantly earlier than the closing time of the regular trading session on the Exchange.
Investors should be aware that an AP may require orders for purchases of Shares placed with it to be in the particular form required by the individual AP.
Timing of Submission of Purchase Orders. An AP must submit an irrevocable purchase order before 4:00 p.m., Eastern time on any Business Day in order to receive that day’s NAV. In the case of custom orders, the order must be received by the Distributor no later than 3:00 p.m., Eastern time on the trade date. With respect to in-kind creations, a custom order may be placed by an

AP where cash replaces any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or other relevant reason. Notwithstanding the foregoing, the Trust may, but is not required to, permit custom orders (consisting of a basket of securities or cash that differs from a published or transacted Fund Deposit) until 4:00 p.m., Eastern time, or until the market close (in the event the Exchange closes early). Orders to create Shares of a fund that are submitted on the Business Day immediately preceding a holiday or day (other than a weekend) when the markets in the relevant foreign market are closed may not be accepted. The Distributor in its discretion may permit the submission of such orders and requests by or through an AP at any time (including on days on which the Exchange is not open for business) via communication through the facilities of the Transfer Agent’s proprietary website maintained for this purpose, provided such submission is permissible pursuant to the terms of the applicable Authorized Participant Agreement. Purchase orders and redemption requests, if accepted by the Trust, will be processed based on the NAV next determined after such acceptance in accordance with the Trust’s standard cut-off times as provided in the Authorized Participant Agreement and disclosed in this SAI.
Acceptance of Orders for Creation Unit. Subject to the conditions that (i) an irrevocable purchase order has been submitted by the AP (either on its own or another investor’s behalf) and (ii) arrangements satisfactory to the Trust are in place for payment of the Cash Component and any other cash amounts which may be due, the Trust will accept the order, subject to its right (and the right of the Distributor and the Advisor) to reject any order until acceptance.
Once the Trust has accepted an order, upon next determination of the NAV of the Shares, the Trust will confirm the issuance of a Creation Unit, against receipt of payment, at such NAV. The Distributor will then transmit a confirmation of acceptance to the AP that placed the order.
The SEC has stated its position that an ETF generally may suspend the issuance of Creation Units only for a limited time and only due to extraordinary circumstances, such as when the markets on which the ETF’s portfolio holdings are traded are closed for a limited period of time. The SEC has also stated that an ETF could not set transaction fees so high as to effectively suspend the issuance of Creation Units. The Trust reserves the right to reject or revoke a creation order transmitted to it by the Distributor in respect of any fund in compliance with Rule 6c-11 under the 1940 Act under circumstances which include, but are not limited to, if (i) the order is not in proper form; (ii) the investor(s) upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of any fund; (iii) the Deposit Securities delivered do not conform to the identity and number of Shares specified by the Advisor, as described above; (iv) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; or (vi) circumstances outside the control of the Trust, the Distributor and the Advisor make it impracticable to process purchase orders. The Trust shall notify a prospective purchaser of a Creation Unit and/or the AP acting on behalf of such purchaser of its rejection of such order. The Trust, the Custodian, the sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits nor shall any of them incur any liability for failure to give such notification.
Issuance of a Creation Unit. Except as provided herein, a Creation Unit will not be issued until the transfer of good title to the Trust of the Deposit Securities and the payment of the Cash Component and any other cash amounts which may be due have been completed. When (if applicable) the sub-custodian has confirmed to the Custodian that the securities included in the Fund Deposit (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, the Distributor and the Advisor shall be notified of such delivery and the Trust will issue and cause the delivery of the Creation Unit. Creation Units typically are issued on a “T+1 basis” (i.e., one Business Day after trade date). However, the Trust reserves the right to settle Creation Unit transactions on a basis other than T+1, including in order to accommodate non-U.S. market holiday schedules, closures and settlement cycles, to account for different treatment among non-U.S. and U.S. markets of dividend record dates and ex-dividend dates, or under such other circumstances as the Trust may agree, in its sole discretion.
To the extent contemplated by an AP’s agreement with the Distributor, the Trust will issue Creation Units to such AP notwithstanding the fact that the corresponding Portfolio Deposits have not been received in part or in whole, in reliance on the undertaking of the AP to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such AP’s delivery and maintenance of collateral having a value at least equal to 115%, which the Advisor may change from time to time, of the value of the missing Deposit Securities in accordance with the Trust’s then-effective procedures. The only collateral that is acceptable to the Trust is cash in US dollars or an irrevocable letter of credit in form, and drawn on a bank, that is satisfactory to the Trust. The cash collateral posted by the AP may be invested at the risk of the AP, and income, if any, on invested cash collateral will be paid to that AP. Information concerning the Trust’s current procedures for collateralization of missing Deposit Securities is available from the Transfer Agent. The Authorized Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time and will subject the AP to liability for any shortfall between the cost to the Trust of purchasing such securities and the cash collateral or the amount that may be drawn under any letter of credit.
In certain cases, APs may create and redeem Creation Units on the same trade date and in these instances, the Trust reserves the right to settle these transactions on a net basis or require a representation from the APs that the creation and redemption transactions are for separate Beneficial Owners. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.
Cash Purchase Method. In the case of a cash purchase, the investor must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser. In addition, to offset the Trust’s brokerage and other transaction costs associated with using the cash to purchase the requisite Deposit Securities, the investor will be required to pay a fixed purchase transaction fee, plus an additional variable charge for cash purchases, which is expressed as a percentage of the value of the Deposit Securities.
Alternatively, if a purchase consists of a cash portion and a fund places a brokerage transaction to purchase portfolio securities with an authorized participant (or an affiliated or unaffiliated broker-dealer that is engaged through the authorized participant), the authorized participant may be required, in its capacity as broker-dealer with respect to that transaction, to cover certain brokerage, tax, foreign exchange, execution, and price movement costs through an Execution Performance Guarantee, as described in the “Portfolio Trading by Authorized Participants” section of this SAI.
Creation Transaction Fee. A standard creation transaction fee is imposed to offset the transfer and other transaction costs associated with the issuance of Creation Units. The standard creation transaction fee will be the same regardless of the number of Creation Units purchased by a purchaser on the same day. The AP may also be required to cover certain brokerage, tax, foreign exchange, execution, price movement and other costs and expenses related to the execution of trades resulting from such transaction (including when the Trust permits an AP to substitute cash for some or all of the Deposit Securities). APs will also bear the costs of transferring the Deposit Securities to the Trust. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Certain fees or costs associated with creation transactions may be waived in certain circumstances. Each fund’s standard creation transaction fee is set forth in the Prospectus.
Redemption of Creation Units. Shares of a fund may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form and only on a Business Day. The Trust will not redeem Shares in amounts less than Creation Units. Beneficial Owners also may sell Shares in the secondary market but must accumulate enough Shares to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.
Redemptions are effected primarily in-kind, except for Xtrackers Harvest CSI 300 China A-Shares ETF and Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF, which are effected principally in cash. In the case of in-kind redemptions, the Advisor makes available through the NSCC, prior to the opening of business on the Exchange on each Business Day, the identity and number of Shares that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units. Each fund reserves the right to honor a redemption request by delivering a basket of securities or cash that differs from the Fund Securities.
Unless cash redemptions are available or specified for a fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities plus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities, less the redemption transaction fee described below.
Redemption Transaction Fee. A standard redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the relevant fund. The standard redemption transaction fees are set forth in the Prospectus. The standard redemption transaction fee will be the same regardless of the number of Creation Units redeemed by an investor on the same day. The AP may also be required to cover certain brokerage, tax, foreign exchange, execution, price movement and other costs and expenses related to the execution of trades resulting from such transaction (including when the Trust substitutes cash for some or all of the Fund Securities), up to a maximum of 2% of the amount redeemed (including the standard redemption fee set forth in the Prospectus). APs will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Certain fees or costs associated with redemption transactions may be waived in certain circumstances.
The maximum redemption fee, as a percentage of the amount redeemed, is 2%. Redemption requests for Creation Units of any fund must be submitted by or through an AP. An AP must submit an irrevocable redemption request before 4:00 p.m., Eastern time on any Business Day in order to receive that day’s NAV. In the case of custom redemptions, the order must be received no later than 3:00 p.m., Eastern time. Investors other than through APs are responsible for making arrangements for a redemption request to be made through an AP. The Distributor will provide a list of current APs upon request.
Cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if a fund sold and redeemed its shares principally in-kind, will generally be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees. However, the funds cap the total fees that may be charged in connection with the redemption of Creation Units at 2% of the value of the Creation Units redeemed. To the extent transaction and other costs associated with a redemption exceed that cap those transaction costs will be borne by a fund’s remaining shareholders.
The AP must transmit the request for redemption in the form required by the Trust or the Transfer Agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an AP who has executed an Authorized Participant Agreement in effect. At any time, there may be only a limited number of broker-dealers that have an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such AP. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an AP and transfer of the Shares to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not APs.
A redemption request is considered to be in “proper form” if (i) an AP has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit being redeemed through the book-entry system of DTC so as to be effective by the Exchange closing time on any Business Day, (ii) a request in form satisfactory to the Trust is received from the AP on behalf of itself or another redeeming investor within the time periods specified above and (iii) all other procedures set forth in the Participant Agreement are properly followed. If the Transfer Agent does not receive the investor’s Shares through DTC’s facilities by 10:00 a.m., Eastern time, on the Business Day next following the day that the redemption request is received, the redemption request shall be rejected. Investors should be aware that the deadline for such transfers of Shares through the DTC system may be significantly earlier than the close of business on the Exchange. Those making redemption requests should ascertain the deadline applicable to transfers of Shares through the DTC system by contacting the operations department of the broker or depositary institution effecting the transfer of the Shares.
Upon receiving a redemption request, the Transfer Agent shall notify the Trust of such redemption request. The tender of an investor’s Shares for redemption and the distribution of the cash redemption payment in respect of Creation Units redeemed will be made through DTC and the relevant AP to the Beneficial Owner thereof as recorded on the book-entry system of DTC or the DTC

Participant through which such investor holds, as the case may be, or by such other means specified by the AP submitting the redemption request.
A redeeming Beneficial Owner or AP acting on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the portfolio securities are customarily traded, to which account such portfolio securities will be delivered.
If neither the redeeming Beneficial Owner nor the AP acting on behalf of such redeeming Beneficial Owner has appropriate arrangements to take delivery of Fund Securities in the applicable non-US jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of Fund Securities in such jurisdiction, the Trust may in its discretion exercise its option to redeem such Shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In such case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares of the relevant fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional variable charge for cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of portfolio securities of the fund). Redemptions of Shares for Fund Securities will be subject to compliance with applicable US federal and state securities laws and each fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws.
In the case of cash redemptions, proceeds will be paid to the AP redeeming Shares on behalf of the redeeming investor as soon as practicable after the date of redemption (within seven calendar days thereafter).
The right of redemption may be suspended or the date of payment postponed with respect to any fund (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings), (ii) for any period during which trading on the NYSE is suspended or restricted, (iii) for any period during which an emergency exists as a result of which disposal of the Shares of the fund’s portfolio securities or determination of its NAV is not reasonably practicable or (iv) in such other circumstance as is permitted by the SEC.
An AP submitting a redemption request is deemed to represent to the Trust that it is in compliance with the requirements set forth in the Authorized Participant Agreement. The Trust reserves the right to verify these representations at its discretion, but will typically require verification with respect to a redemption request from a fund in connection with higher levels of redemption activity and/or short interest in the fund. If the AP, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Trust, the redemption request will not be considered to have been received in proper form and may be rejected by the Trust.
Redemptions of Creation Units are generally settled within one Business Day (i.e., “T+1”). The Trust reserves the right to settle redemption transactions on a basis other than T+1, if necessary or appropriate under the circumstances and compliant with applicable law. Delayed settlement may occur due to a number of different reasons, including, without limitation, settlement cycles for the underlying securities, unscheduled market closings, an effort to link distribution to dividend record dates and ex-dates and newly announced holidays.
Taxation on Creation and Redemptions of Creation Units. An AP generally will recognize either gain or loss upon the exchange of Deposit Securities for Creation Units. This gain or loss is calculated by taking the market value of the Creation Units purchased over the AP’s aggregate basis in the Deposit Securities exchanged therefor. However, the Internal Revenue Service (the “IRS”) may apply the wash sales rules to determine that any loss recognized upon the exchange of Deposit Securities for Creation Units is not currently deductible. APs should consult their own tax advisors.
Current federal tax laws dictate that capital gain or loss realized from the redemption of Creation Units will generally create long-term capital gain or loss if the AP holds the Creation Units for more than one year, or short-term capital gain or loss if the Creation Units were held for one year or less, if the Creation Units are held as capital assets.
Compensation of Financial Intermediaries
The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of fund Shares. Such Soliciting Dealers must also be APs.

The Advisor may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of Shares. The Advisor currently pays the Distributor, from the Advisor’s own resources, for such purposes.
The Advisor and/or its subsidiaries or affiliates (“Xtrackers Entities”) may pay certain broker-dealers and other financial intermediaries or solicitors (“Intermediaries”) for certain marketing or referral activities related to the fund or other funds advised by the Advisor or its affiliates. Any payments made by Xtrackers Entities will be made from their own assets and not from the assets of the fund. Although a portion of Xtrackers Entities’ revenue comes directly or indirectly in part from fees paid by the fund and other Xtrackers funds, payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, shares of the fund or other Xtrackers funds. Xtrackers Entities may make payments for Intermediaries’ participating in activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about the fund or for other activities, such as participation in marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems (“Education Costs”) or the referral or introduction of investors to Xtrackers Entities. Xtrackers Entities may also make payments to Intermediaries for certain printing, publishing and mailing costs associated with the fund or materials relating to other Xtrackers funds or exchange-traded funds in general (“Publishing Costs”). In addition, Xtrackers Entities may make payments to Intermediaries that make shares of the fund and certain other Xtrackers funds available to their clients or for otherwise promoting the fund and other Xtrackers funds. Payments of this type are sometimes referred to as revenue-sharing payments. Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your salesperson or other investment professional may also be significant for your salesperson or other investment professional. Because an Intermediary may make decisions about which investment options or investment advisor it will recommend or make available to its clients or contacts or what services to provide for various products based on payments it receives or is eligible to receive, payments create conflicts of interest between the Intermediary and its clients or contacts and these financial incentives may cause the Intermediary to recommend the fund and other Xtrackers funds or their investment advisor over other investments or to refer a contact to the Xtrackers Entities. The same conflict of interest exists with respect to your salesperson or other investment professional if he or she receives similar payments from his or her Intermediary firm. Ask your salesperson or visit your Intermediary’s website for more information.
Xtrackers Entities may determine to make payments based on any number of metrics. For example, Xtrackers Entities may make payments at year end or other intervals in a fixed amount, based upon an Intermediary’s services at defined levels or an amount based on the Intermediary’s net sales of one or more Xtrackers funds in a year or other period, any of which arrangements may include an agreed upon minimum or maximum payment, or any combination of the foregoing. Any payments made by the Xtrackers Entities to an Intermediary may create the incentive for an Intermediary to encourage customers to buy shares of the fund or other Xtrackers funds.
Certain Xtrackers Entities have established revenue sharing arrangements to make Payments to Intermediaries that make fund shares available to their clients or otherwise promote certain funds. Pursuant to these arrangements, Intermediaries have agreed to promote certain funds to their customers and to not charge certain of their customers any commissions on the purchase or sale of fund shares. Payments made pursuant to these arrangements may vary in any year and may be different for different Intermediaries. In certain cases, the Payments described in the preceding sentence may be subject to certain minimum payment levels.
The Advisor may also enter into agreements with financial intermediaries relating to the use of Xtrackers funds in third-party model portfolios.
Each fund has been advised that the Advisor, the Distributor and their affiliates expect that the firms listed in Part II—Appendix II-D will receive revenue sharing payments at different points during the coming year as described above.
Other Payments to Financial Intermediaries and Other Third Parties. In addition to the above-described payments, the Advisor or an affiliate may, from its own resources, pay fees to financial intermediaries who sell shares of Xtrackers funds for other products or services offered by the intermediaries. Such payments may be in the form of licensing fees for access to various kinds of analytical data.
From time to time, the Advisor or an affiliate may enter into arrangements with a third party pursuant to which the third party agrees to invest a substantial amount of assets into a fund and the Advisor or an affiliate makes payments (from the Advisor’s or affiliate’s own resources) to the third party. Any such payments would be based on a percentage of such fund’s assets under management representing assets from investors other than those invested by the third party.
Anti-Money Laundering Requirements. The funds are subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the US financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, a fund may request information from APs to enable it to form a reasonable belief that it knows the true identity of its APs. This information will be used to verify the identity of APs or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act. The funds reserve the right to reject purchase orders from persons who have not submitted information sufficient to allow a fund to verify their identity. Each fund also reserves the right to redeem any amounts in a fund from persons whose identity it is unable to verify on a timely basis. It is the funds’ policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.
Investments
Investments, Practices and Techniques, and Risks
Part II - Appendix II-E includes a description of the investment practices and techniques which a fund may employ in pursuing its investment objective, as well as the associated risks. Descriptions in this SAI of a particular investment practice or technique in which a fund may engage (or a risk that a fund may be subject to) are meant to describe the spectrum of investments that the Advisor (and/or subadvisor, if applicable) in its discretion might, but is not required to, use in managing a fund. The Advisor (and/or subadvisor, if applicable) may in its discretion at any time employ such practice and technique for one or more funds but not for all funds advised by it. Furthermore, it is possible that certain types of investment practices or techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or investments may not be principal activities of the fund, but, to the extent employed, could from time to time have a material impact on a fund’s performance.
It is possible that certain investment practices and/or techniques may not be permissible for a fund based on its investment restrictions, as described herein (also see Part I: Investments, Practices and Techniques, and Risks) and in the fund’s prospectus.
Portfolio Transactions
The Advisor and/or subadvisor assume general supervision over placing orders on behalf of the funds for the purchase and sale of portfolio securities. In selecting brokers or dealers for any transaction in portfolio securities, the Advisor’s and/or subadvisor’s policy is to make such selection based on factors deemed relevant, including but not limited to, the breadth of the market in the security, the price of the security, the reasonableness of the commission or mark-up or mark-down, if any, execution capability, settlement capability, back office efficiency and the financial condition of the broker or dealer, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by the Advisor and/or subadvisor based upon their knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, less liquid securities, broad distributions, or other circumstances. The Trust has adopted policies and procedures that prohibit the consideration of sales of the funds’ Shares as a factor in the selection of a broker or a dealer to execute its portfolio transactions.
Purchases and sales of fixed-income securities and certain over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and certain over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.
To the extent applicable and consistent with Section 28(e) of the 1934 Act, as amended, and interpretations thereunder, the Advisor and/or subadvisor may cause a fund to pay a higher commission than otherwise obtainable from other brokers or dealers in return for brokerage or research services and products if the Advisor and/or subadvisor determines in good faith that the commission is reasonable in relation to the services and products utilized. In addition to agency transactions, the Advisor and/or subadvisor may receive brokerage or research services and products in connection with certain riskless principal transactions, in accordance with applicable SEC and other regulatory guidelines. In both instances, these services and products may include but are not limited to: economic, industry, or company research reports or investment recommendations; subscriptions to certain financial publications; market data such as stock quotes, last sale prices, trading volumes and similar data; databases and software, including, but not limited to, quantitative analytical software; and products and services that assist in effecting transactions and functions incidental thereto, including services of third-party computer systems directly related to brokerage activities and routing settlement instructions. The Advisor and/or subadvisor may use brokerage or research services and products furnished by brokers, dealers or service providers in servicing all client accounts, and not all services and products may necessarily be used in connection with the account that paid the commissions or spreads to the broker or dealer.
The funds’ purchase and sale orders for securities may be combined with those of other investment companies, clients or accounts that the Advisor and/or subadvisor manage or advise and for which they have brokerage placement authority. If purchases or sales of portfolio securities of the funds and one or more other accounts managed or advised by the Advisor and/or subadvisor are considered at or about the same time, transactions in such securities are allocated among the funds and the other accounts in a manner deemed equitable to all by the Advisor and/or subadvisor. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the funds are concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower transaction costs will be beneficial to the funds. The Advisor and/or subadvisor from time to time deals, trades and invests for their own account in the types of securities in which the funds may invest. The Advisor and/or subadvisor may effect trades on behalf of and for the account of the funds with brokers or dealers that are affiliated with the Advisor and/or subadvisor, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. The funds will not deal with affiliates in principal transactions unless permitted by applicable SEC rule or regulation or by SEC exemptive order.
Portfolio Trading by Authorized Participants. When creation or redemption transactions consist of cash, the transactions may require a fund to contemporaneously transact with broker-dealers for purchases of Deposit Securities (as defined above under Fund Deposit) or sales of Fund Securities (as defined above under Redemption of Creation Units) as applicable. Depending on the timing of the transactions and certain other factors, such transactions with an applicable broker-dealer may be placed with the purchasing or redeeming authorized participant in its capacity as a broker-dealer (or with a broker-dealer affiliated with the authorized participant or a third party broker-dealer engaged through the authorized participant) and conditioned upon an agreement with the authorized participant or its affiliated broker-dealer to transact at guaranteed prices in order to reduce transaction costs that the fund would otherwise incur as a consequence of settling creations or redemptions in cash rather than in-kind.
Following a fund’s receipt of a creation or redemption order, to the extent such purchases or redemptions consist of a cash portion, the fund may enter an order with the transacting authorized participant or its affiliated broker-dealer to purchase or sell the Deposit Securities or Fund Securities, as applicable. Depending on the timing of the transaction and certain other factors, such authorized participant or its affiliated broker-dealer will be required to guarantee that the fund will achieve execution of its order at a price at least as favorable to the fund as the fund’s valuation of the Deposit Securities/Fund Securities used for purposes of calculating the NAV applied to the creation or redemption transaction giving rise to the order (the “Execution Performance Guarantee”). Such orders may be placed with the purchasing or redeeming authorized participant (or a broker-dealer affiliated with the authorized participant or a third-party broker-dealer engaged through the authorized participant) in its capacity as a broker-dealer. The amount payable to each Fund in respect of any Execution Performance Guarantee will depend on the results achieved by the executing firm and will vary depending on market activity, timing and a variety of other factors.
If the broker-dealer executing an order with an Execution Performance Guarantee achieves executions in market transactions at a price equal to or more favorable than the fund's valuation of the Deposit Securities or Fund Securities, as applicable, then the broker-dealer generally may retain the benefit of the favorable executions If, however, the broker-dealer is unable to achieve executions in market transactions at a price at least equal to the Fund's valuation of the Deposit Securities or Fund Securities, as applicable, the broker-dealer will honor the Execution Performance Guarantee and cover the full amount of the execution shortfall (including any taxes, brokerage commissions or other costs).
The circumstances under which the Execution Performance Guarantee will be used may change from time to time based on the actual experience of the fund.
Portfolio Turnover. Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.
Portfolio turnover may vary from year to year as well as within a year. High turnover rates may result in comparatively greater brokerage expenses and higher taxes (if you are investing in a taxable account). The overall reasonableness of brokerage commissions is evaluated by the Advisor and/or subadvisor, if applicable, based upon their knowledge of available information as to the general level of commissions paid by the other institutional investors for comparable services.
Portfolio Holdings Information
The Trust has adopted a policy regarding the disclosure of information about the Trust’s portfolio holdings. The Board must approve all material amendments to this policy.
Each fund’s portfolio holdings are publicly disseminated each day the funds are open for business through financial reporting and news services, including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for fund shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the Exchanges via the NSCC. The basket represents one Creation Unit of each fund. The Trust, the Advisor and the Administrator will not disseminate non-public information concerning the Trust.
Net Asset Value
Each fund offers and issues Shares at their net asset value (“NAV”) per Share only in aggregations of a specified number of Shares (“Creation Units”), generally in exchange for a basket of securities and other instruments included in its Underlying Index or portfolio, as applicable, (the “Deposit Securities”), together with the Cash Component. For Xtrackers Harvest CSI 300 China A-Shares ETF and Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF, each fund offers and issues Shares at their NAV per Share only in Creation Units, generally in exchange for a specified amount of cash totaling the NAV of the Creation Units. Shares trade in the secondary market at market prices that may be at, above or below NAV. Information on the Exchange on which each fund trades is set forth in Part I – Appendix I-I.
The Trust’s Board has designated the Advisor as the valuation designee for a fund pursuant to Rule 2a-5 under the 1940 Act. The Advisor’s Pricing Committee values securities and other assets using the methodologies described below.
In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Equity investments are valued at market value, which is generally determined using the last reported official closing price on the exchange or market on which the security is primarily traded at the time of valuation. Debt securities’ values are based on price quotations or other equivalent indications of value provided by a third-party pricing service. Any such third-party service may use a variety of methodologies to value some or all of the fund’s debt securities to determine the market price. For example, the prices of securities with characteristics similar to those held by the fund may be proprietary pricing models. In certain cases, some of the fund’s debt securities may be valued at the mean between the last available bid and ask prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Money market instruments will be valued at amortized cost.
Proxy Voting
Each fund has delegated proxy voting responsibilities to the Advisor, subject to the Board’s general oversight. Each fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with each fund’s best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures (Policies), and Proxy Voting Guidelines (Guidelines) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of a fund, and the interests of the Advisor and its affiliates. The Policies and Guidelines are included in Part II—
Appendix II-G.
You may obtain information about how each fund voted proxies related to its portfolio securities during the 12-month period ended June 30 (1) without charge, upon request, by calling 844-851-4255; (2) on our Web site at dws.com/en-us/resources/proxy-voting; and (3) by visiting the SEC’s Web site at www.sec.gov.
Miscellaneous
A fund’s prospectus(es) and this SAI omit certain information contained in the Registration Statement which a fund has filed with the SEC under the 1933 Act and reference is hereby made to the Registration Statement for further information with respect to a fund and the securities offered hereby.
Ratings Of Investments
Bonds and Commercial Paper Ratings
Set forth below are descriptions of ratings (as of the date of each rating agency’s annual ratings publication or other current ratings publication, as applicable) which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.
If a fixed income security is rated differently among the three major ratings agencies (i.e., Moody’s Investor Services, Inc., Fitch Investors Services, Inc., and S&P Global Ratings), portfolio management would rely on the highest credit rating for purposes of the fund’s investment policies.
Moody’s Investors Service, Inc. Global Long-Term Rating Scale
Moody’s long-term ratings are assigned to issuers or obligations with an original maturity of eleven months or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.
Aaa Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B Obligations rated B are considered speculative and are subject to high credit risk.
Caa Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.
By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Moody’s Investors Service, Inc. Global Short-Term Rating Scale
Moody’s short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.
P-1 Ratings of Prime-1 reflect a superior ability to repay short-term obligations.
P-2 Ratings of Prime-2 reflect a strong ability to repay short-term obligations.
P-3 Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.
NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Moody’s Investors Service, Inc. US Municipal Short-Term Debt and Demand Obligation Ratings
Short-Term Obligation Ratings
The Municipal Investment Grade (MIG) scale is used to rate US municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less.
MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
Demand Obligation Ratings
For variable rate demand obligations (VRDOs), Moody’s assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the Variable Municipal Investment Grade (VMIG) scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.
For VRDOs, Moody's typically assigns a VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years, but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR”.
VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.
VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.
VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.
SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections.
S&P Global Ratings Long-Term Issue Credit Ratings
Investment Grade
AAA An obligation rated 'AAA' has the highest rating assigned by S&P Global Ratings. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.
AA An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitments on the obligation is very strong.

A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitments on the obligation is still strong.
BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.
Speculative Grade
Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
BB An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitments on the obligation.
B An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments on the obligation.
CCC An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
CC An obligation rated 'CC' is currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
C An obligation rated 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.
D An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to 'D' if it is subject to a distressed debt restructuring.
Plus (+) or Minus (-) Ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.
S&P Global Ratings Short-Term Issue Credit Ratings
A-1 A short-term obligation rated 'A-1' is rated in the highest category by S&P Global Ratings. The obligor's capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments on these obligations is extremely strong.
A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.
A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.
B A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitments.
C A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D A short-term obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to 'D' if it is subject to a distressed debt restructuring.
SPUR (S&P Underlying Rating) A SPUR is an opinion about the stand-alone capacity of an obligor to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer or obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. S&P Global Ratings maintains surveillance of an issue with a published SPUR.
S&P Global Ratings Municipal Short-Term Note Ratings
An S&P Global Ratings US municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:
•
Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
•
Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
Note rating symbols are as follows:
SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3 Speculative capacity to pay principal and interest.
D ‘D’ is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.
S&P Global Ratings Dual Ratings
Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, 'AAA/A-1+' or 'A-1+/A-1'). With US municipal short-term demand debt, the US municipal short-term note rating symbols are used for the first component of the rating (for example, 'SP-1+/A-1+').
Fitch Ratings Long-Term Ratings
Investment Grade
AAA: Highest Credit Quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very High Credit Quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High Credit Quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good Credit Quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade
BB: Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.
B: Highly Speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC: Substantial Credit Risk. Very low margin for safety. Default is a real possibility.
CC: Very High Levels of Credit Risk. Default of some kind appears probable.
C: Near Default. A default or default-like process has begun, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:
a. The issuer has entered into a grace or cure period following non-payment of a material financial obligation;
b. The formal announcement by the issuer or their agent of a distressed debt exchange; and
c. A closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.
RD: Restricted Default. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced:
a. An uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but
b. Has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and
c. Has not otherwise ceased operating.
This would include:
a. The selective payment default on a specific class or currency of debt;
b. The uncured expiry of any applicable original grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation.
D: Default. ‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business and debt is still outstanding.
Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.
In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.
Within rating categories, Fitch may use modifiers. The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. For example, the rating category ‘AA’ has three notch-specific rating levels (‘AA+’; ‘AA’; ‘AA–‘; each a rating level). Such suffixes are not added to ‘AAA’ ratings and ratings below the ‘CCC’ category. For the short-term rating category of ‘F1’, a ‘+’ may be appended.
Fitch Ratings Short-Term Ratings
F1: Highest Short-Term Credit Quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2: Good Short-Term Credit Quality. Good intrinsic capacity for timely payment of financial commitments.
F3: Fair Short-Term Credit Quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B: Speculative Short-Term Credit Quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High Short-Term Default risk. Default is a real possibility.
RD: Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Part II: Appendix II-A—Board Members and Officers
Identification and Background
The Board has responsibility for the overall management and operations of the funds, including general supervision of the duties performed by the Advisor and other service providers. Each Board Member serves until his or her successor is duly elected or appointed and qualified. Each officer serves until he or she resigns, is removed, dies, retires or becomes disqualified.
The Trust currently has three Board Members. The three Independent Board Members have no affiliation or business connection with the Advisor or any of its affiliated persons and do not own any stock or other securities issued by the Advisor.
The Independent Board Members of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the fund complex (defined below) overseen by each Independent Board Member, and other directorships, if any, held by the Board Members are shown below. The fund complex includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor. As of the date of this SAI, the fund complex consists of the funds in the Trust, as well as the registered funds advised by affiliates of the Advisor.
Shareholder Communications to the Board. Shareholders may send communications to the Trust’s Board by addressing the communications directly to the Board (or individual Board Members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board Members). The shareholder may send the communication to either the Trust’s office or directly to such Board members c/o 875 Third Avenue, New York, NY 10022. Other shareholder communications received by the Trust not directly addressed and sent to the Board will be reviewed and generally responded to by management. Such communications will be forwarded to the Board at management’s discretion based on the matters contained therein.
Independent Board Members
Name, Year of Birth, Position with the Trust and Length of Time Served(1)	Business Experience and Directorships During the Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Board Member
Stephen R. Byers (1953) Chairperson since 2016, and Board Member since 2011 (formerly, Lead Independent Board Member, 2015-2016)	Independent Director (2011- present); Independent Consultant (2014-present); Director of Investment Management, the Dreyfus Corporation (2000-2006) and Vice Chairman and Chief Investment Officer, the Dreyfus Corporation (2002-2006). Former Directorship: Sierra Income Corporation.	42	The Arbitrage Funds, Mutual Fund Directors Forum, Barings BDC (BBDC)
George O. Elston (1964) Board Member since 2011, Chairperson of the Audit Committee since 2015	Chief Financial Officer, EyePoint Pharmaceuticals, Inc. (2019-present); Chief Financial Officer, Enzyvant (2018-2019); Chief Executive Officer, 2X Oncology, Inc. (2017-2018); Senior Vice President and Chief Financial Officer, Juniper Pharmaceuticals, Inc. (2014-2016); Senior Vice President and Chief Financial Officer, KBI BioPharma Inc. (2013-2014); Managing Partner, Chatham Street Partners (2010-2013).	42	-
J. David Officer (1948) Board Member since 2011, Chairperson of the Nominating Committee since 2015	Independent Director (2010-present); Vice Chairman, the Dreyfus Corporation (2006- 2009); President, The Dreyfus Family of Funds, Inc. (2006-2009). Former Directorships: Old Westbury Funds.	42	Chairman of Ilex Management Ltd;

Officers(2)
Name, Year of Birth, Position with the Trust and Length of Time Served(3)	Business Experience and Directorships During the Past 5 Years
Freddi Klassen(4) (1975) President and Chief Executive Officer, since May 14, 2025
Director, DWS; Chief Administrative Officer Investment Division Americas, of DWS
Investment Management Americas, Inc. and Manager (since 2023) and Chief
Operating Officer of the Advisor (2016–present). Formerly: Chief Operating Officer of
DBX ETF Trust (2024-2025); President and Chief Executive Officer, DBX ETF Trust
(2016-May 8, 2024); Programmes (Head 2021-2023), of DWS Investment Management
Americas, Inc.; Chief Operating Officer in the Americas for the Traditional Asset
Classes Department (2014–2020); Global Chief Operating Officer for Equities
Technology in the Investment Bank Division at Deutsche Bank AG (2013-2014); Chief
Operating Officer for Exchange Traded Funds and Systematic Funds in Europe (2008-
2013).

Diane Kenneally(5) (1966) Treasurer, Chief Financial Officer and Controller, 2019- present
Director, DWS; Fund Administration Treasurer’s Office (Head since 2024), of DWS
Investment Management Americas, Inc.; Chief Financial Officer and Treasurer for DWS
US registered investment companies advised by DWS Investment Management
Americas, Inc. (2018-present); Treasurer and Chief Financial Officer, The European
Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe
Fund, Inc. (2018-present); formerly: Assistant Treasurer for the DWS funds (2007-2018);
and Co-Head of DWS Treasurer’s Office (2018-2024).

Frank Gecsedi(4) (1967) Chief Compliance Officer, 2010-present
Director, DWS; AFC Compliance US (Senior Team Lead), of DWS Investment
Management Americas, Inc.; Compliance Department (2016-present), Vice President in the Deutsche Asset Management Compliance Department at Deutsche Bank AG
(2013-2016) and Chief Compliance Officer of the Advisor (2010-present); Chief
Compliance Officer of DWS Distributors, Inc. (2019-2022); Vice President in Deutsche
Bank’s Global Markets Legal, Risk and Capital Division (2010-2012).

John Millette(5) (1962) Secretary, 2020-present
Director, DWS; Legal (Associate General Counsel), DWS US Retail Legal (2003-
present), of DWS Investment Management Americas, Inc.; Vice President and
Secretary of DWS US registered investment companies advised by DWS Investment
Management Americas, Inc. (1999-present); Chief Legal Officer, DWS Investment
Management Americas, Inc. (2015-present); Director and Vice President of DWS Trust
Company (2016-present); Vice President, DBX Advisors LLC (2021-present); Secretary,
The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and
Eastern Europe Fund, Inc. (2011-present); formerly: Secretary of Deutsche Investment
Management Americas Inc. (2015-2017); and Assistant Secretary of DBX ETF Trust
(2019-2020).

Caroline Pearson (5) (1962) Assistant Secretary, 2020- present
Managing Director, DWS; Legal (Regional Head of Legal, Americas) (since 2024) and
Head of DWS US Retail - Legal, of DWS Investment Management Americas, Inc.
(since 2010); Chief Legal Officer of DWS US registered investment companies advised by DWS Investment Management Americas, Inc. (2010-present); Chief Legal Officer,
DBX Advisors LLC (2019-present); Chief Legal Officer, The European Equity Fund, Inc.,
The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012-
present); formerly: Secretary, Deutsche AM Distributors, Inc. (2002-2017); Secretary,
Deutsche AM Service Company (2010-2017); Chief Legal Officer, DBX Strategic
Advisors LLC (2020-2021).

Yvonne Wong(5) (1960) Assistant Treasurer, 2023- present
Vice President, DWS; Fund Administration (Senior Analyst), of DWS Investment
Management Americas, Inc.; Assistant Treasurer for DWS US registered investment companies advised by DWS Investment Management Americas, Inc. (since December
1, 2023).

Jeffrey Berry(5) (1959) Assistant Treasurer, 2019- present
Director, DWS; Fund Administration (Senior Specialist), DWS; Financial and Regulatory
Reporting Oversight and Print, Publishing and Mail for DWS Funds; Assistant Treasurer
for DWS US registered investment companies advised by DWS Investment
Management Americas, Inc. (since May 15, 2025).

Christina A. Morse(6) (1964) Assistant Secretary, 2017- present
Senior Vice President, Director Regulatory Administration at BNY Mellon Asset
Servicing (2023-present); Vice President at BNY Mellon Asset Servicing (2014-2023);
Vice President and Counsel at Lord Abbett & Co. LLC (2013-2014).

Name, Year of Birth, Position with the Trust and Length of Time Served(3)	Business Experience and Directorships During the Past 5 Years
Christian Rijs(4)(1980) Anti-Money Laundering Compliance Officer, 2021- present
Director, DWS; Senior Team Lead Anti-Financial Crime and Compliance, of DWS
Investment Management Americas, Inc.; AML Officer, DWS Trust Company (2021-
present); AML Officer, DWS US registered investment companies advised by DWS
Investment Management Americas, Inc. (2021-present); AML Officer, The European
Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe
Fund, Inc. (2021-present); formerly: DWS UK & Ireland Head of Anti-Financial Crime and MLRO.

Rich Kircher(4)(1962) Deputy Anti-Money Laundering Compliance Officer, 2024- present
Director, DWS; Senior Team Lead Anti-Financial Crime and Compliance, of DWS
Investment Management Americas, Inc.; Deputy AML Officer, The European Equity
Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc.
(2024-present); Deputy AML Officer, DWS US registered investment companies advised by DWS Investment Management Americas, Inc. (2024-present); Deputy AML
Officer, DWS Distributors, Inc. (2024-present); formerly: BSA & Sanctions Compliance
Officer for Putnam Investments.

(1)
The length of time served is represented by the year in which the Board Member joined the Board.
(2)
As a result of their respective positions held with the Advisor and its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
(3)
The length of time served is represented by the year in which the officer was first elected to the Trust in such capacity.
(4)
Address: 875 Third Avenue, New York, New York 10022.
(5)
Address: 100 Summer Street, Boston, MA 02110.
(6)
Address: BNY Mellon Asset Servicing, 240 Greenwich Street, New York, NY 10286.
Certain officers hold similar positions for other investment companies for which DBX or an affiliate serves as the Advisor.
Board Member Qualifications
The Board has concluded that, based on each Board Member’s experience, qualifications and attributes, each Board Member should serve as a Board Member. Following is a brief summary of the information that led to this conclusion:
Mr. Byers gained extensive experience with a variety of financial, accounting, management, regulatory and operational issues facing registered investment companies through his more than 30 years of experience on the boards and/or in senior management of such companies as The Arbitrage Funds, Sierra Income Corporation, Barings BDC (BBDC), Mutual Fund Directors Forum, College of William and Mary - Graduate School of Business, Lighthouse Growth Advisors LLC, Founders Asset Management, LLC, The Dreyfus Corporation, Gruntal & Co., LLC, Painewebber, Citibank/Citicorp and American Airlines. Mr. Byers possesses a strong understanding of the regulatory framework under which registered investment companies must operate and can provide management input and investment guidance to the Board.
Through Mr. Elston’s prior positions on the boards and in senior management of such companies as Eye Point Pharmaceuticals, Juniper Pharmaceuticals, Inc., and Celldex Therapeutics, Inc., Mr. Elston has experience with a variety of financial, management, regulatory and operational issues as well as experience with marketing and distribution. Mr. Elston also has experience as a managing partner of Chatham Partners LLC, as the Senior Vice President and Chief Financial Officer at Juniper Pharmaceuticals, Inc. and as the Chief Executive Officer at 2X Oncology, Inc. and Chief Financial Officer of Enzyvant.
Mr. Officer has over 30 years of experience in the financial services industry and related fields, including his positions on the boards and/or in senior management of such companies as Ilex Partners (Asia), LLC, Old Westbury Funds, MAN Long/Short Fund, GLG Investment Series Trust, The Bank of New York Mellon, The Dreyfus Corporation, Laurel Capital Advisors and Bank of New England. In addition to his experience with financial, investment and regulatory matters, Mr. Officer has extensive accounting knowledge through his education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor at his previous positions.

Part II: Appendix II-B—Portfolio Management Compensation
For funds advised by RREEF
Each fund is managed by a team of investment professionals who each play an important role in a fund’s management process. Team members work together to develop investment strategies and select securities for a fund. This team works for RREEF or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The Advisor or its affiliates believe(s) its team approach benefits investors by bringing together many disciplines and leveraging its extensive resources. Team members with primary responsibility for management of a fund, as well as team members who have other ongoing management responsibilities for a fund, are identified in each fund’s prospectus, as of the date of a fund’s prospectus. Composition of the team may change over time, and shareholders and investors will be notified of changes affecting individuals with primary fund management responsibility.
Compensation of Portfolio Managers
RREEF and its affiliates are part of DWS. The brand DWS represents DWS Group GmbH & Co. KGaA (“DWS Group”) and any of its subsidiaries such as DBX Advisors LLC, and DWS Investment Management Americas, Inc. which offer advisory services. DWS seeks to offer its investment professionals competitive short-term and long-term compensation based on continuous, above average, fund performance relative to the market. This includes measurement of short and long-term performance against industry and portfolio benchmarks. As employees of DWS, portfolio managers are paid on a total compensation basis, which includes Fixed Pay (base salary) and Variable Compensation, as follows:
•
Fixed Pay (FP) is the key and primary element of compensation for the majority of DWS employees and reflects the value of the individual’s role and function within the organization. It rewards factors that an employee brings to the organization such as skills and experience, while reflecting regional and divisional (i.e. DWS) specifics. FP levels play a significant role in ensuring competitiveness of RREEF and its affiliates in the labor market, thus benchmarking provides a valuable input when determining FP levels.
•
Variable Compensation (VC) is a discretionary compensation element that enables DWS Group to provide additional reward to employees for their performance and behaviors, while reflecting DWS Group’s affordability and the financial situation. VC aims to:
Recognize that every employee contributes to DWS’s success through the franchise component of Variable Compensation (Franchise Component), and
Reflect individual performance, investment performance, behaviors and culture through discretionary individual VC (Individual Component).
Employee seniority as well as divisional and regional specifics determine which VC elements are applicable for a given employee and the conditions under which they apply. Both Franchise and Individual Components may be awarded in shares or other share-based instruments and other deferral arrangements.
•
VC can be delivered via cash, restricted equity awards, and/or restricted incentive awards or restricted compensation. Restricted compensation may include:
notional fund investments,
restricted equity, notional equity,
restricted cash, or
such other form as DWS may decide in its sole discretion.
•
VC comprises a greater proportion of total compensation as an employee’s seniority and total compensation level increase. Proportion of VC delivered via a long-term incentive award, which is subject to performance conditions and forfeiture provisions, will increase significantly as the amount of the VC increases.

•
Additional forfeiture and claw back provisions, including complete forfeiture and claw back of VC may apply in certain events if an employee is designated a Material Risk Taker.
•
For key investment professionals, in particular, a portion of any long-term incentives will be in the form of notional investments aligned, where possible, to the funds they manage.
In general, each of RREEF and its advisory affiliates seek to offer their investment professionals competitive short-term and long-term compensation based on continuous, above average, fund performance relative to the market. This includes measurement of short and long-term performance against industry and portfolio benchmarks. To evaluate their investment professionals in light of and consistent with the compensation principles set forth above, RREEF reviews investment performance for all accounts managed in relation to the appropriate Morningstar peer group universe with respect to a fund, iMoneyNet peer group with respect to a money market fund or relevant benchmark index(es) set forth in the governing documents with respect to each other account type. The ultimate goal of this process is to evaluate the degree to which investment professionals deliver investment performance that meets or exceeds their clients’ risk and return objectives. When determining total compensation, RREEF considers a number of quantitative, qualitative and other factors:
•
Quantitative measures (e.g. one-, three- and five-year pre-tax returns versus the appropriate Morningstar peer group universe for a fund, or versus the appropriate iMoneyNet peer group for a money market fund or relevant benchmark index(es) set forth in the governing documents with respect to each other account type, taking risk targets into account) are utilized to measure performance.
•
Qualitative measures (e.g. adherence to, as well as contributions to, the enhancement of the investment process) are included in the performance review.
•
Other factors (e.g. non-investment related performance, teamwork, adherence to compliance rules, risk management and “living the values” of RREEF and its affiliates) are included as part of a discretionary component of the review process, giving management the ability to consider additional markers of performance on a subjective basis.
•
Furthermore, it is important to note that DWS Group functions within a controlled environment based upon the risk limits established by DWS Group's Risk division, in conjunction with DWS Group management. Because risk consideration is inherent in all business activities, performance assessment factors in an employee’s ability to assess and manage risk.
Conflicts
Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:
•
Certain investments may be appropriate for a fund and also for other clients advised by RREEF and its affiliates, including other client accounts managed by a fund’s portfolio management team. Investment decisions for a fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of RREEF and its affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for a fund may differ from the results achieved for other clients of RREEF and its affiliates. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by RREEF and its affiliates to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by a fund. Purchase and sale orders for a fund may be combined with those of other clients of RREEF and its affiliates in the interest of achieving the most favorable net results to a fund and the other clients.

•
To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. RREEF and its affiliates attempt to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.
•
In some cases, an apparent conflict may arise where RREEF has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. RREEF and its affiliates will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, RREEF has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.
•
RREEF and its affiliates and the investment team of a fund may manage other mutual funds and separate accounts on a long only or a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. RREEF has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts of interest. Included in these procedures are specific guidelines developed to provide fair and equitable treatment for all clients whose accounts are managed by each fund’s portfolio management team. RREEF and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.
RREEF is owned by DWS Group, a multinational global financial services firm that is a majority owned subsidiary of Deutsche Bank AG. Therefore, RREEF is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests in addition to managing asset management accounts, such wide ranging activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. RREEF may take investment positions in securities in which other clients or related persons within the Firm have different investment positions. There may be instances in which RREEF and its affiliates are purchasing or selling for their client accounts, or pursuing an outcome in the context of a workout or restructuring with respect to, securities in which the Firm is undertaking the same or differing strategy in other businesses or other client accounts. These are considerations of which advisory clients should be aware and which will cause conflicts that could be to the disadvantage of RREEF, and its affiliate’s advisory clients, including the Fund. RREEF has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to a fund’s Board.
For funds advised by DBX
Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.
Compensation of Portfolio Managers
The Advisor and its affiliates are part of DWS. The brand DWS represents DWS Group GmbH & Co. KGaA (“DWS Group”) and any of its subsidiaries such as DBX Advisors LLC, DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services. As employees of DWS, portfolio managers are paid on a total compensation basis, which includes Fixed Pay (base salary) and Variable Compensation, as follows:

•
Fixed Pay (FP) is the key and primary element of compensation for the majority of DWS employees and reflects the value of the individual’s role and function within the organization. It rewards factors that an employee brings to the organization such as skills and experience, while reflecting regional and divisional (i.e., DWS) specifics. FP levels play a significant role in ensuring competitiveness of the Advisor and its affiliates in the labor market, thus benchmarking provides a valuable input when determining FP levels.
•
Variable Compensation (VC) is a discretionary compensation element that enables DWS Group to provide additional reward to employees for their performance and behaviors, while reflecting DWS Group’s affordability and financial situation. VC aims to:
Recognize that every employee contributes to DWS’s success through the franchise component of Variable Compensation (Franchise Component); and
Reflect individual performance, investment performance, behaviors and culture through discretionary individual VC (Individual Component).
Employee seniority as well as divisional and regional specifics determine which VC elements are applicable for a given employee and the conditions under which they apply. Both Franchise and Individual Components may be awarded in shares or other share-based instruments and other deferral arrangements.
•
VC can be delivered via cash, restricted equity awards, and/or restricted incentive awards or restricted compensation. Restricted compensation may include:
Notional fund investments;
Restricted equity, notional equity;
Restricted cash; or
Such other form as DWS may decide in its sole discretion.
•
VC comprises a greater proportion of total compensation as an employee’s seniority and total compensation level increase. Proportion of VC delivered via a long-term incentive award, which is subject to performance conditions and forfeiture provisions, will increase significantly as the amount of the VC increases.
•
Additional forfeiture and claw back provisions, including complete forfeiture and claw back of VC may apply in certain events if an employee is designated a Material Risk Taker.
•
For key investment professionals, in particular, a portion of any long-term incentives will be in the form of notional investments aligned, where possible, to a suite of flagship funds managed by the DWS ETF platform.
To evaluate their investment professionals in light of and consistent with the compensation principles set forth above, the Advisor considers a number of quantitative, qualitative and other factors:
•
Quantitative measures (e.g. tracking error and tracking difference relative to an index or active target allocation, where applicable) are utilized to measure performance.
•
Qualitative measures (e.g., adherence to, as well as contributions to, the enhancement of the investment process) are included in the performance review.
•
Other factors (e.g., non-investment related performance, teamwork, adherence to compliance rules, risk management and “living the values” of the Advisor and its affiliates) are included as part of a discretionary component of the review process, giving management the ability to consider additional markers of performance on a subjective basis.

•
Furthermore, it is important to note that DWS Group functions within a controlled environment based upon the risk limits established by DWS Group's Risk division, in conjunction with DWS Group management. Because risk consideration is inherent in all business activities, performance assessment factors in an employee’s ability to assess and manage risk.
Conflicts
Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:
•
Certain investments may be appropriate for a fund and also for other clients advised by the Advisor and their affiliates, including other client accounts managed by a fund’s portfolio management team. Investment decisions for a fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor and their affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for a fund may differ from the results achieved for other clients of the Advisor and their affiliates. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor and their affiliates to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by a fund. Purchase and sale orders for a fund may be combined with those of other clients of the Advisor and their affiliates in the interest of achieving the most favorable net results to a fund and the other clients.
•
To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor and their affiliates attempt to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.
•
In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor and their affiliates will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.
•
The Advisor and its affiliates and the investment team of a fund may manage other mutual funds and separate accounts on a long only or a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts of interest. Included in these procedures are specific guidelines developed to provide fair and equitable treatment for all clients whose accounts are managed by each fund’s portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.
The Advisor is owned by the DWS Group, a multinational global financial services firm that is a majority-owned subsidiary of Deutsche Bank AG. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests in addition to managing asset management accounts, such wide ranging activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. The Advisor may take investment positions in securities in which other clients or related persons within the Firm have different investment positions. There may be instances in which the Advisor and their affiliates are purchasing or selling for their client accounts, or pursuing an outcome in the context of a workout or restructuring with respect to, securities in which the Firm is undertaking the same or differing strategy in other businesses or other client accounts. These are considerations of which advisory clients should be aware and which will cause conflicts that could be to the disadvantage of the Advisor, and their affiliate’s advisory clients, including the fund. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to a fund’s Board.
For funds advised by HGI
Compensation
HGI compensates the funds’ portfolio managers for their management of the funds. HGI pays portfolio managers (i) fixed base salaries, which are linked to job function, responsibilities and financial services industry peer comparison, and (ii) variable compensation, which is linked to investment performance, individual contributions to the team, and the overall financial results of the firm. Variable compensation may include a cash bonus, as well as potential participation in a variety of long-term incentive programs. There is no material difference in the method used to calculate the portfolio manager’s compensation with respect to the funds and other accounts managed by the portfolio manager. HGI maintains competitive salaries for all employees, based on independent research of the investment management industry.
Conflicts
Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:
•
Certain investments may be appropriate for a fund and also for other clients advised by the Advisor, including other client accounts managed by a fund’s portfolio management team. Investment decisions for a fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for a fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by a fund. Purchase and sale orders for a fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a fund and the other clients.
•
To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.
•
In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

•
The Advisor and its affiliates and the investment team of a fund may manage other mutual funds and separate accounts on a long only or a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts of interest. Included in these procedures are specific guidelines developed to provide fair and equitable treatment for all clients whose accounts are managed by each fund’s portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.
HGI is affiliated with DWS Group, a multinational global financial services firm that is a majority-owned subsidiary of Deutsche Bank AG. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests in addition to managing asset management accounts, such wide ranging activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. The Advisor may take investment positions in securities in which other clients or related persons within the Firm have different investment positions. There may be instances in which the Advisor is purchasing or selling for its client accounts, or pursuing an outcome in the context of a workout or restructuring with respect to, securities in which the Firm is undertaking the same or differing strategy in other businesses or other client accounts. These are considerations of which advisory clients should be aware and which will cause conflicts that could be to the disadvantage of the Advisor’s advisory clients, including the fund. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to a fund’s Board.

Part II: Appendix II-C—Contractual Fee Rates of Service Providers
Fees payable to DBX for investment advisory services
The Unitary Advisory Fee for each fund, at the annual percentage rate of daily net assets, is indicated below:
Fund Name	Unitary Advisory Fee Rate
MSCI Currency Hedged Funds
Xtrackers MSCI All World ex US Hedged Equity ETF	0.40%
Xtrackers MSCI EAFE Hedged Equity ETF	0.35%
Xtrackers MSCI Emerging Markets Hedged Equity ETF	0.65%
Xtrackers MSCI Europe Hedged Equity ETF	0.45%
Xtrackers MSCI Eurozone Hedged Equity ETF	0.45%
Xtrackers MSCI Japan Hedged Equity ETF	0.45%
Specialty Funds
Xtrackers International Real Estate ETF	0.10%
Equity Funds
Xtrackers Artificial Intelligence and Big Data ETF	0.35%
Xtrackers Cybersecurity Select Equity ETF	0.20%
Xtrackers Emerging Markets Carbon Reduction and Climate Improvers ETF	0.15%
Xtrackers FTSE Developed Ex US Multifactor ETF	0.24%
Xtrackers MSCI EAFE ESG Leaders Equity ETF	0.14%
Xtrackers MSCI EAFE High Dividend Yield Equity ETF	0.09%
Xtrackers MSCI Emerging Markets Climate Selection ETF	0.15%
Xtrackers MSCI Kokusai Equity ETF	0.09%
Xtrackers MSCI USA Climate Action Equity ETF	0.07%
Xtrackers MSCI USA ESG Leaders Equity ETF	0.09%
Xtrackers Net Zero Pathway Paris Aligned US Equity ETF	0.10%
Xtrackers Nifty 500 India ETF	0.19%
Xtrackers Russell 1000 US Quality at a Reasonable Price ETF	0.19%
Xtrackers Russell US Multifactor ETF	0.17%
Xtrackers S&P 500 Diversified Sector Weight ETF	0.09%
Xtrackers S&P 500 ESG ETF	0.10%
Xtrackers S&P 500 Growth ESG ETF	0.15%
Xtrackers S&P 500 Value ESG ETF	0.15%
Xtrackers S&P ESG Dividend Aristocrats ETF	0.15%
Xtrackers S&P MidCap 400 ESG ETF	0.15%
Xtrackers Semiconductor Select Equity ETF	0.15%
Xtrackers US Green Infrastructure Select Equity ETF	0.35%
Xtrackers US National Critical Technologies ETF	0.35%
China Funds
Xtrackers Harvest CSI 300 China A-Shares ETF	0.65%

Fund Name	Unitary Advisory Fee Rate
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF	0.65%
Fixed Income Funds
Xtrackers California Municipal Bond ETF	0.07%
Xtrackers High Beta High Yield Bond ETF	0.20%
Xtrackers Low Beta High Yield Bond ETF	0.20%
Xtrackers Municipal Infrastructure Revenue Bond ETF	0.15%
Xtrackers Risk Managed USD High Yield Strategy ETF(1)	0.30%
Xtrackers Short Duration High Yield Bond ETF	0.20%
Xtrackers US 0-1 Year Treasury ETF	0.06%
Xtrackers USD High Yield BB-B ex Financials ETF	0.20%
Xtrackers USD High Yield Corporate Bond ETF	0.05%
Active ETF Funds
Xtrackers RREEF Global Natural Resources ETF	0.45%
(1)
Shareholders of a fund also indirectly bear their pro rata share of the operating expenses, including the Unitary Advisory Fee or management fee paid to DBX or other investment advisor (which may include affiliates of DBX), of the underlying funds in which a fund invests.

Part II: Appendix II-D—Firms With Which DBX Has Revenue Sharing Arrangements
The list of financial representatives below is as of the date of this SAI. Any additions, modifications or deletions to the list of financial representatives identified below that have occurred since the date of this SAI are not reflected. You can ask your financial representative if it receives revenue sharing payments from the Advisor, the Distributor and/or their affiliates.
Pershing LLC
TD Ameritrade, Inc.
Dorsey, Wright & Associates, LLC
Fidelity Brokerage Services, Inc.
LPL Financial LLC
National Financial Services, LLC
Northwestern Mutual Investment Services, LLC
Raymond James & Associates, Inc.
Raymond James Financial Services, Inc.

Part II: Appendix II-E—Investments, Practices and Techniques, and Risks
To the extent that a fund invests in an Underlying Fund, or one or more affiliated ETFs, certain of these risks would also apply to that fund. To the extent that a fund invests in an affiliated money market fund, see “INVESTMENTS, PRACTICES AND TECHNIQUES, AND RISKS OF THE UNDERLYING MONEY MARKET FUNDS” below.
Adjustable Rate Securities. The interest rates paid on the adjustable rate securities in which a fund invests generally are readjusted at periodic intervals, usually by reference to a predetermined interest rate index. Adjustable rate securities include US government securities and securities of other issuers. Some adjustable rate securities are backed by pools of mortgage loans. There are three main categories of interest rate indices: those based on US Treasury securities, those derived from a calculated measure such as a cost of funds index and those based on a moving average of mortgage rates. Commonly used indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year Secured Overnight Financing Rate (SOFR), the prime rate of a specific bank or commercial paper rates. As with fixed-rates securities, changes in market interest rates and changes in the issuer’s creditworthiness may affect the value of adjustable rate securities.
Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index (Cost of Funds Index), tend to lag behind changes in market rate levels and tend to be somewhat less volatile. To the extent that the Cost of Funds index may reflect interest changes on a more delayed basis than other indices, in a period of rising interest rates, any increase may produce a higher yield later than would be produced by such other indices, and in a period of declining interest rates, the Cost of Funds index may remain higher for a longer period of time than other market interest rates, which may result in a higher level of principal prepayments on adjustable rate securities which adjust in accordance with the Cost of Funds index than adjustable rate securities which adjust in accordance with other indices. In addition, dislocations in the member institutions of the 11th District Federal Home Loan Bank in recent years have caused and may continue to cause the Cost of Funds index to change for reasons unrelated to changes in general interest rate levels. Furthermore, any movement in the Cost of Funds index as compared to other indices based upon specific interest rates may be affected by changes in the method used to calculate the Cost of Funds index.
If prepayments of principal are made on the securities during periods of rising interest rates, a fund generally will be able to reinvest such amounts in securities with a higher current rate of return. However, a fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate securities held as investments by a fund to exceed the maximum allowable annual or lifetime reset limits (cap rates) for a particular adjustable rate security. Also, a fund’s net asset value could vary to the extent that current yields on adjustable rate securities are different than market yields during interim periods between coupon reset dates.
During periods of declining interest rates, the coupon rates may readjust downward, resulting in lower yields to a fund. Further, because of this feature, the value of adjustable rate securities is unlikely to rise during periods of declining interest rates to the same extent as fixed-rate instruments. Interest rate declines may result in accelerated prepayment of adjustable rate securities, and the proceeds from such prepayments must be reinvested at lower prevailing interest rates.
Asset-Backed Securities. A fund may invest in securities generally referred to as asset-backed securities. Asset-backed securities are securities that directly or indirectly represent interests in, or are secured by and payable from, an underlying pool of assets such as (but not limited to) first lien mortgages, motor vehicle installment sale contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property, and receivables from revolving credit (i.e., credit card) agreements and trade receivables. Such assets are securitized through the use of trusts and special purpose corporations. Asset-backed securities may provide periodic payments that consist of interest and/or principal payments. Consequently, the life of an asset-backed security varies with the prepayment and loss experience of the underlying assets. Payments of principal and interest may be dependent upon the cash flow generated by the underlying assets backing the securities and, in certain cases, may be supported by some form of credit enhancement

(for more information, see Credit Enhancement). The degree of credit enhancement provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit enhancement could adversely affect the return on an investment in such a security. The value of the securities also may change because of changes in interest rates or changes in the market’s perception of the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Additionally, since the deterioration of worldwide economic and liquidity conditions that became acute in 2008, asset-backed securities have been subject to greater liquidity risk. Asset-backed securities are ultimately dependent upon payment of loans and receivables by individuals, businesses and other borrowers, and a fund generally has no recourse against the entity that originated the loans.
Because asset-backed securities may not have the benefit of a security interest in the underlying assets, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. For example, credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to avoid payment of certain amounts owed on the credit cards, thereby reducing the balance due. Furthermore, most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.
The yield characteristics of the asset-backed securities in which a fund may invest differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if a fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. Conversely, if a fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, the yield on these securities. Because prepayment of principal generally occurs during a period of declining interest rates, a fund may generally have to reinvest the proceeds of such prepayments at lower interest rates. Therefore, asset-backed securities may have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity. Conversely, during periods of rising interest rates, prepayment rates tend to decline, thus lengthening the duration of asset-backed securities, which may increase the price volatility of these securities.
Other Asset-Backed Securities. The securitization techniques used to develop mortgage-backed securities are now being applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card receivables, are being securitized in pass-through structures similar to mortgage pass-through structures or in a structure similar to the CMO structure. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.
Several types of asset-backed securities have already been offered to investors, including Certificates of Automobile Receivables (CARS) and Collateralized Loan Obligations (CLOs). CARS represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor’s return on CARS may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted. CLOs represent interests in a trust whose underlying assets consist of a pool of loans. Such loans may include domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, some of which may be below investment grade or equivalent unrated loans. CLOs issue classes or “tranches” that vary in risk and yield. A CLO may experience substantial losses attributable to defaults on underlying assets. Such losses will be borne first by the holders of subordinate tranches. A fund’s investment in a CLO may decrease in market value because of (i) loan defaults or credit impairment, (ii) the disappearance of subordinate tranches (i.e., the complete erosion of subordinate tranches due to collateral defaults), (iii) market anticipation of defaults, and (iv) investor aversion to CLO securities as a class. These risks may be magnified depending on the tranche of CLO securities in which a fund invests. For example, investments in a junior tranche of CLO securities will likely be more sensitive to loan defaults or credit impairment than investments in more senior tranches.
A fund may also invest in residual interests in asset-backed securities. In the case of asset-backed securities issued in a pass-through structure, the cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The residual in an asset-backed security pass-through structure represents the interest in any excess cash flow remaining after making the foregoing payments. The amount of residual cash flow resulting from a particular issue of asset-backed securities will depend on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. Asset-backed security residuals not registered under the 1933 Act may be subject to certain restrictions on transferability. In addition, there may be no liquid market for such securities.
The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require a fund to dispose of any then-existing holdings of such securities.
Asset-Indexed Securities. A fund may purchase asset-indexed securities which are debt securities usually issued by companies in precious metals related businesses such as mining, the principal amount, redemption terms, or interest rates of which are related to the market price of a specified precious metal. Market prices of asset-indexed securities will relate primarily to changes in the market prices of the precious metals to which the securities are indexed rather than to changes in market rates of interest. However, there may not be a perfect correlation between the price movements of the asset-indexed securities and the underlying precious metals. Asset-indexed securities typically bear interest or pay dividends at below market rates (and in certain cases at nominal rates). The purchase of asset-indexed securities also exposes a fund to the credit risk of the issuer of the asset-indexed securities.
Borrowing. Under the 1940 Act, a fund is required to maintain continuous asset coverage of 300% with respect to permitted borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidation of a fund's holdings may be disadvantageous from an investment standpoint.
Credit Facility. To the extent that a fund and other affiliated funds (“Participants”) participate, a fund may share in a revolving credit facility provided by a syndication of banks. A fund may borrow money under a credit facility for temporary or emergency purposes, including the funding of shareholder redemption requests, that otherwise might require the untimely disposition of securities. A fund’s ability to borrow is subject to the terms and conditions of its credit arrangements, which in some cases may limit the fund’s ability to borrow under the credit facility. Participants are charged an annual commitment fee as well as other fees associated with the credit facility, paid by the Advisor out of a fund’s unitary advisory fee, which is allocated based on net assets, among each of the Participants. Interest is charged to a fund on its borrowings at current commercial rates. A fund can prepay loans at any time and may at any time terminate, or from time to time reduce, without the payment of a premium or penalty, its commitment under the credit facility subject to compliance with certain conditions.
Borrowing may exaggerate changes in the net asset value of fund shares and in the return on a fund’s portfolio. Borrowing will cost a fund interest expense and other fees, which may reduce a fund’s return. A fund is required to maintain continuous asset coverage with respect to its borrowings and may be required to sell some of its holdings to reduce debt and restore coverage at times when it is not advantageous to do so. There is no assurance that a borrowing strategy will be successful. Upon the expiration of the term of a fund’s existing credit arrangement, the lender may not be willing to extend further credit to a fund or may only be willing to do so at an increased cost to a fund. If a fund is not able to extend its credit arrangement, it may be required to liquidate holdings to repay amounts borrowed from the lender. When a fund and other affiliated funds are joint participants in a credit facility, any given fund may be unable to borrow some or all of its requested amount at any particular time. This may be true particularly during times of market stress. In addition, if a fund’s assets increase, there is no assurance that the lender will be willing to make additional loans to a fund in order to allow it to borrow the amounts desired by a fund to facilitate redemptions.
Chinese Securities. China investment. Investments in the Greater China region involve certain risks and considerations not typically associated with investing in securities of US issuers, including, among others, (i) more frequent (and potentially widespread) trading suspensions and government interventions with respect to Chinese issuers, resulting in lack of liquidity and in price volatility, (ii) currency revaluations and other currency exchange rate fluctuations or blockage, (iii) the nature and extent of intervention by the Chinese government in the Chinese securities markets (including both direct and indirect market stabilization efforts, which may affect valuations of Chinese issuers), whether such intervention will continue and the impact of such intervention or its discontinuation, (iv) the risk of nationalization or expropriation of assets, (v) the risk that the Chinese government may decide not to continue to support economic reform programs, (vi) limitations on the use of brokers (or action by the Chinese government that discourages brokers from serving international clients), (vii) higher rates of inflation, (viii) greater political, economic and social uncertainty, (ix) higher market volatility caused by any potential regional territorial conflicts or natural disasters, (x) the risk of increased trade tariffs, embargoes and other trade or regulatory limitations, (xi) restrictions on foreign ownership, which require US investors to invest in offshore special purpose companies to obtain indirect exposure to Chinese issuers, (xii) custody risks associated with investing through Stock Connect or other programs to access the Chinese securities markets, (xiii) market regulations which may affect the ability of certain stockholders to sell Chinese securities when it would otherwise be advisable, (xiv) different and less stringent financial reporting standards, and (xv) increased political pressure from the US and other countries to restrict the ability of investors outside China to invest in Chinese issuers.
The willingness of the Chinese government to support the Chinese and Hong Kong economies and markets is uncertain and changes in government policy could significantly affect the markets in both the People’s Republic of China (“China” or the “PRC”) and Hong Kong. In addition, investments in Taiwan may be adversely affected by its political and economic relationship with China. Taiwan’s geographic proximity and history of political contention with China have resulted in ongoing tensions between the two countries and those tensions have increased in recent years. Increased tensions or conflict (whether actual or threatened) between Taiwan and China, including if China were to attempt unification of Taiwan by force, may significantly disrupt the Chinese and global markets and economies around the world, including the global semiconductor market given Taiwan’s pivotal role in that market, and could have an adverse effect on an investment in the Greater China region.
Changes to political and economic relationships, including recent trade and policy disputes and strained international relations, between China and other countries could have an adverse effect on an investment in the Greater China region. Increasing tensions between China and its trading partners, including the US, have resulted in tariffs and other limitations, and may in the future result in additional measures or actions. US investment restrictions could preclude a fund from investing in certain Chinese issuers or cause a fund to sell investments at a disadvantageous time. For example, the PRC is currently designated as a “foreign adversary” for certain purposes under US law and, as a result, certain restrictions may apply to transactions involving Chinese information communications technology and services. Continued hostility and the potential for future political or economic disturbances between China and the US may have an adverse impact on the values of investments in the Greater China region, the US and/or other countries. If the political climate between the US and China does not improve or deteriorates or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of a fund’s assets may go down.
Political changes, social instability and adverse diplomatic developments in the PRC could result in the imposition of additional government restrictions including expropriation of assets, confiscatory taxes or nationalization of some or all of the property held by Chinese issuers. The laws, regulations, including the investment regulations, government policies and political and economic climate in China may change with little or no advance notice. Any such change could adversely affect market conditions and the performance of the Chinese economy and, thus, the value of securities in a fund’s portfolio. The Chinese government continues to be an active participant in many economic sectors through ownership positions and regulations. The allocation of resources in China is subject to a high level of government control. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. Through its policies, the government may provide preferential treatment to particular industries or companies. Recently, the Chinese government has become more aggressive about regulating the operations of particular companies or sectors, including large companies which are indirectly listed in the US. These regulations may substantially limit or prohibit the operations of such companies and cause investors to lose some or all of the value of their investment. The policies set by the government could have a substantial effect on the Chinese economy and a fund’s investments.
The securities markets in China have a limited operating history and are not as developed as those in the US. The markets tend to be smaller in size, have less liquidity and historically have had greater volatility than markets in the US and some other countries. In addition, under normal market conditions, there is less regulation and monitoring of Chinese securities markets and the activities of investors, brokers and other participants than in the US. Accordingly, issuers of securities in China are not subject to the same degree of regulation as are US issuers with respect to such matters as insider trading rules, tender offer regulation, stockholder proxy requirements and the requirements mandating timely disclosure of information. During periods of significant market volatility, the Chinese government has, from time to time, intervened in its domestic securities markets to a greater degree than would be typical in more developed markets, including both direct and indirect market stabilization efforts, which may affect valuations of Chinese issuers. Stock markets in China are in the process of change and further development. This may lead to trading volatility, difficulty in the settlement and recording of transactions and difficulty in interpreting and applying the relevant regulations.
The accounting, auditing and financial reporting standards and practices applicable to Chinese companies, including those listed on US exchanges, may be less rigorous, and there may be significant differences between financial statements prepared in accordance with Chinese accounting standards and practice and those prepared in accordance with international accounting standards. There is also substantially less publicly available information about Chinese issuers than there is about US issuers. Therefore, disclosure of certain material information may not be made, and less information may be available to a fund and other investors.
Due to restrictions on foreign ownership of Chinese companies imposed under Chinese law, Chinese companies that are listed in the US typically do not offer common stock in the company itself to US investors. Rather, Chinese companies typically offer shares of an offshore shell company (typically referred to as a “variable interest entity” or “VIE”) that has entered into service and other contracts with the Chinese company. Accordingly, US investors in Chinese companies listed on a US stock exchange do not actually own shares of the Chinese company itself. The US-listed shell company does not control the Chinese company and must rely on the Chinese company to perform its contractual obligations. Moreover, the Chinese government may at any time invalidate or limit the contracts between a Chinese company and the offshore shell company which is offering shares in the US, which may result in the partial or total loss of the value of a US investor’s shares in the offshore shell company even if a direct investment in the Chinese company would retain value.
Investing in China A-Shares and Other Chinese Securities. A-Shares are issued by companies incorporated in mainland China and are traded in RMB on the stock exchanges in mainland China, including the Shanghai Stock Exchange (“SSE”), the Shenzhen Stock Exchange (“SZSE”) and the Beijing Stock Exchange (“BSE”). Under current regulations in the PRC, foreign investors can invest in the domestic PRC securities markets through certain market access programs. These programs include the Qualified Foreign Investor (“QFI”, including Qualified Foreign Institutional Investor (“QFII”) and Renminbi Qualified Foreign Institutional Investor (“RQFII”)) program, where investors will be required to obtain a license from the CSRC. QFIs have also registered to remit foreign currencies which can be traded on the China Foreign Exchange Trade System (in the case of a QFII) and RMB (in the case of an RQFII) in the PRC for the purpose of investing in the PRC’s domestic securities markets.
Currently, there are three stock exchanges in mainland China, the SSE, the SZSE and the BSE. The stock exchanges in mainland China are supervised by the CSRC and are highly automated with trading and settlement executed electronically. The stock exchanges in mainland China are smaller, periodically less liquid, and substantially more volatile than the major securities markets in the United States.

The SSE commenced trading on December 19, 1990, the SZSE commenced trading on July 3, 1991, and the BSE commenced trading on November 15, 2021. A-Shares may be listed on the SSE, the SZSE and the BSE; while currently B-Shares can be listed on the SSE and the SZSE. Companies whose shares are traded on the SSE and SZSE that are incorporated in mainland China may issue both A-Shares and B-Shares. In China, the A-Shares and B-Shares of an issuer may only trade on one exchange. Both classes represent an ownership interest comparable to a share of common stock and all shares are entitled to substantially the same rights and benefits associated with ownership. A-Shares are traded in RMB.
A fund may invest in B-Shares, which are equity securities issued by companies incorporated in China and are denominated and traded in U.S. dollars and Hong Kong dollars (“HKD”) on the SSE and SZSE, respectively. B-Shares are available to foreign investors. H-Shares are equity securities issued by companies incorporated in mainland China and are denominated and traded in HKD on the Hong Kong Stock Exchange and other foreign exchanges.
A fund may also invest in red chips and P chips, which are equity securities issued by companies incorporated outside of mainland China and listed on the Hong Kong Stock Exchange. Companies that issue Red chips generally base their businesses in mainland China and are controlled, either directly or indirectly, by the state, provincial or municipal governments of the PRC. Companies that issue P chips generally are non-state-owned Chinese companies incorporated outside of mainland China but that derive a majority of their revenue from, or allocate a majority of their assets in mainland China. Securities listed in the United States and Singapore are considered to be Chinese companies if they satisfy two out of three of the following criteria: (i) the company is based in the PRC, (ii) the company derives more than 50% of its revenue from activities conducted in the PRC and (iii) the company has more than 50% of its assets in the PRC.
A fund may be exposed to securities listed on the Science and Technology Innovation Board (“STAR Board”) of the SSE and the ChiNext market of the SZSE. Such investments will be subject to the following risks and may result in significant losses for the fund and its investors. Listed companies on ChiNext market and/or STAR Board are usually of emerging nature with smaller operating scale. Listed companies on ChiNext market and STAR Board are subject to wider price fluctuation limits, and due to higher entry thresholds for investors may have limited liquidity, compared to other boards. Hence, companies listed on these boards are subject to higher fluctuation in stock prices and liquidity risks and have higher risks and turnover ratios than companies listed on the main boards. Stocks listed on ChiNext market and/or STAR Board may be overvalued and such exceptionally high valuation may not be sustainable. Stock price may be more susceptible to manipulation due to fewer circulating shares. The rules and regulations regarding companies listed on the ChiNext market and STAR Board are less stringent in terms of profitability and share capital than those in the main boards. It may be more common and faster for companies listed on ChiNext market and/or STAR Board to delist. ChiNext market and STAR Board have stricter criteria for delisting compared to the main boards. This may have an adverse impact on the fund if the companies that it invests in are delisted. STAR Board is a newly established board and may have a limited number of listed companies during the initial stage. Investments in STAR Board may be concentrated in a small number of stocks and subject the fund to higher concentration risk.
A-Share Market Suspension Risk. A-Shares may only be purchased from, or sold to, certain funds from time to time where the relevant A-Shares may be sold or purchased on the relevant stock exchange, as appropriate. Given that the A-Share market is considered volatile and unstable (with the risk of suspension of a particular stock or government intervention), the creation and redemption of Creation Units may also be disrupted. Such suspensions may be widespread and, on some occasions, have affected a majority of listed issuers in China. A participating dealer may not be able to create Creation Units of a fund if A-Shares are not available or not available in sufficient amounts.
A-Share Tax Risk. Uncertainties in the Chinese tax rules governing taxation of income and gains from investments in A-Shares could result in unexpected tax liabilities for a fund. China generally imposes withholding tax at a rate of 10% on dividends and interest derived by nonresident enterprises (including QFIs) from issuers resident in China. China also imposes withholding tax at a rate of 10% on capital gains derived by nonresident enterprises from investments in an issuer resident in China, subject to an exemption or reduction pursuant to domestic law or a double taxation agreement or arrangement.

Since the respective inception of Shanghai Connect and Shenzhen Connect, foreign investors (including the funds) investing in A-Shares listed on the SSE through Shanghai Connect and those listed on the SZSE through Shenzhen Connect would be temporarily exempted from the PRC corporate income tax and value-added tax on the gains on disposal of such A-Shares. Dividends would be subject to PRC corporate income tax on a withholding basis at 10%, unless reduced under a double tax treaty with China upon application to and obtaining approval from the competent tax authority.
Since November 17, 2014, the corporate income tax for QFIs, with respect to capital gains, has been temporarily lifted. The withholding tax relating to the realized gains from shares in land-rich companies prior to November 17, 2014 has been paid by the Xtrackers Harvest ETFs, while realized gains from shares in non-land-rich companies prior to November 17, 2014 were granted by treaty relief pursuant to the PRC-US Double Taxation Agreement. During 2015, revenue authorities in the PRC made arrangements for the collection of capital gains taxes for investments realized between November 17, 2009 and November 16, 2014. A fund could be subject to tax liability for any tax payments for which reserves have not been made or that were not previously withheld. The impact of any such tax liability on a fund’s return could be substantial. A fund may also be liable to the Advisor or Subadvisor for any tax that is imposed on the Advisor or Subadvisor by the PRC with respect to the fund’s investments. If a fund’s direct investments in A-Shares through the Advisor’s or Subadvisor’s Stock Connect investments and/or Subadvisor’s QFI status become subject to repatriation restrictions, the fund may be unable to satisfy distribution requirements applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended (“RIC”), and be subject to tax at the fund level. In the event such restrictions are imposed, a fund may borrow funds to the extent necessary to distribute to shareholders income sufficient to maintain the fund’s status as a RIC.
The current PRC tax laws and regulations and interpretations thereof may be revised or amended in the future, including with respect to the possible liability of a fund for the taxation of income and gains from investments in A-Shares through Stock Connect or obligations of a QFI. The withholding taxes on dividends, interest and capital gains may in principle be subject to a reduced rate under an applicable tax treaty, but the application of such treaties in the case of a QFI acting for a foreign investor such as the funds is also uncertain. Finally, it is also unclear whether an RQFII would also be eligible for PRC Business Tax (BT) exemption, which has been granted to QFIIs, with respect to gains derived prior to May 1, 2016. In practice, the BT has not been collected. However, the imposition of such taxes on a fund could have a material adverse effect on a fund’s returns. Under the value-added tax regime, BT exemption granted to QFIIs with respect to gains realized from the trading of PRC marketable securities has been grandfathered (i.e. QFIIs continue to enjoy exemption on gains under the value-added tax regime). Since May 1, 2016, RQFIIs are exempt from PRC value-added tax, which replaced the PRC Business Tax with respect to gains realized from the disposal of securities, including A-Shares.
The PRC rules for taxation of QFIs are evolving and certain tax regulations to be issued by the PRC State Administration of Taxation and/or PRC Ministry of Finance to clarify the subject matter may apply retrospectively, even if such rules are adverse to a fund and their shareholders. The applicability of reduced treaty rates of withholding in the case of a QFI acting for a foreign investor such as the fund is also uncertain.
The PRC tax authorities are not currently enforcing the collection of withholding tax on capital gains, and at present such taxes likely will not be collected through withholding. If the PRC begins applying tax rules regarding the taxation of income from A-Shares investments to QFIs and/or begins collecting capital gains taxes on such investments (whether made through Stock Connect or a QFI), a fund could be subject to withholding tax liability in excess of the amount reserved (if any). The impact of any such tax liability on a fund’s return could be substantial. A fund will be liable to the Advisor and/or Subadvisor for any Chinese tax that is imposed on the Advisor and/or the Subadvisor with respect to the fund’s investments.
As described below under “Taxes,” each fund may elect, for US federal income tax purposes, to treat PRC taxes (including withholding taxes) paid by a fund as paid by its shareholders. Even if a fund is qualified to make that election and does so, however, your ability to claim a credit for certain PRC taxes may be limited under general US tax principles.

In addition, to the extent a fund invests in swaps and other derivative instruments, such investments may be less tax-efficient from a US tax perspective than direct investment in A-Shares and may be subject to special US federal income tax rules that could adversely affect a fund. Each fund may also may be required to periodically adjust its positions in those instruments to comply with certain regulatory requirements which may further cause these investments to be less efficient than a direct investment in A-Shares.
The PRC government has implemented a number of tax reform policies in recent years. The current tax laws and regulations may be revised or amended in the future. Any revision or amendment in tax laws and regulations may affect the after-taxation profit of PRC companies and foreign investors in such companies, such as each fund.
Disclosure of Interests and Short Swing Profit Rule. A fund may be subject to shareholder disclosure of interest regulations promulgated by the CSRC. To the extent they are applicable, these regulations currently would require a fund to make certain public disclosures when the fund and parties acting in concert with the fund acquire 5% or more of the issued voting securities of a listed company (which include A-Shares of the listed company). If the reporting requirement is triggered, a fund would be required to report information which includes, but is not limited to: (a) information about a fund (and parties acting in concert with the fund) and the type and extent of its holdings in the company; (b) a statement of a fund’s purposes for the investment and whether the Fund intends to increase its holdings over the following 12-month period; (c) a statement of a fund’s historical investments in the company over the previous six months; (d) the time of, and other information relating to, the transaction that triggered a fund’s holding in the listed company reaching the 5% reporting threshold; and (e) other information that may be required by the CSRC or the stock exchange. Additional information may be required if a fund and its concerted parties constitute the largest shareholder or actual controlling shareholder of the listed company. The report must be made to the CSRC, the stock exchange, the invested company, and the CSRC local representative office where the listed company is located. Each fund would also be required to make a public announcement through a media outlet designated by the CSRC. The public announcement must contain the same content as the official report. The public announcement may require a fund to disclose its holdings to the public, which could have an adverse effect on the performance of the fund.
The relevant PRC regulations presumptively treat all affiliated investors and investors under common control as parties acting in concert. As such, under a conservative interpretation of these regulations, a fund may be deemed as a “concerted party” of other funds managed by the Advisor, Subadvisor or their affiliates and therefore may be subject to the risk that the fund’s holdings may be required to be reported in the aggregate with the holdings of such other funds should the aggregate holdings trigger the reporting threshold under the PRC law.
If the 5% shareholding threshold is triggered by a fund and parties acting in concert with the fund, the fund would be required to file its report within three days of the date the threshold is reached. During the time limit for filing the report, a trading freeze applies and a fund would not be permitted to make subsequent trades in the invested company’s securities. Any such trading freeze may undermine the fund’s performance, if the fund would otherwise make trades during that period but is prevented from doing so by the regulations.
Once a fund and parties acting in concert reach the 5% trading threshold as to any listed company, any subsequent incremental increase or decrease of 5% or more will trigger a further reporting requirement and an additional trading freeze from the date the threshold is reached to the end of three days after the report and announcement is made. These trading freezes may undermine a fund’s performance as described above. According to the securities laws of China, whoever purchases the voting securities of a listed company in violation of the requirements in this paragraph shall not exercise the voting right of the securities that exceed the threshold within 36 months after purchasing them. Further, once the fund and parties acting in concert reach the 5% trading threshold as to any listed company, for any subsequent incremental increase or decrease of 1%, the fund would be required to notify the listed company and make an announcement thereon on the day immediately after the date the threshold is reached. Also, CSRC requirements currently require a fund and parties acting in concert, once they have reached the 5% threshold, to disclose whenever their shareholding drops below this threshold (even as a result of trading which is less than the 5% incremental change that would trigger a reporting requirement under the relevant CSRC regulation). Under interim measures adopted in July 2015, 5% holders of the securities of listed companies may be temporarily prohibited from selling such securities for a period of six months.

CSRC regulations also contain additional disclosure (and tender offer) requirements that apply when an investor and parties acting in concert reach thresholds of 20% and greater than 30% shareholding in a company.
Subject to the interpretation of PRC courts and PRC regulators, the operation of the PRC short swing profit rule may be applicable to the trading of a fund with the result that where the holdings of the fund (possibly with the holdings of other investors deemed as concert parties of the fund) exceed 5% of the total issued voting shares of a listed company, the fund may not reduce its holdings in the company within six months of the last purchase of shares of the company. If a fund violates the rule, it may be required by the listed company to return any profits realized from such trading to the listed company. In addition, the rule limits the ability of the fund to repurchase securities of the listed company within six months of such sale. Moreover, under PRC civil procedures, a fund’s assets may be frozen to the extent of the claims made by the company in question. These risks may greatly impair the performance of the fund. The CSRC issued a consultation paper on improving the regulation of covered short-swing transactions in July 2023, which includes a proposal to allow qualified foreign public funds to calculate securities holdings on a product basis with approval from the CSRC for the purpose of determining short-swing transactions, which would change the current practice under which a foreign fund manager aggregates all its funds’ holdings in a listed company. However, as of the date of this SAI, such provisions have not been officially issued and it is uncertain how the final provisions if issued may impact the fund’s investment in A-Shares.
Investing through Stock Connect. A fund may also invest in A-Shares listed and traded through Stock Connect. Stock Connect is a securities trading and clearing program between either the Shanghai Stock Exchange (“SSE”) or Shenzhen Stock Exchange (“SZSE”), and any of the Stock Exchange of Hong Kong Limited (“SEHK”), China Securities Depository and Clearing Corporation Limited (“CSDCC”) and Hong Kong Securities Clearing Company Limited designed to permit mutual stock market access between mainland China and Hong Kong by allowing investors to trade and settle eligible securities (including A-shares and ETFs) on each market via their local exchanges. Trading through Stock Connect is subject to a daily quota (“Daily Quota”), which limits the maximum daily net purchases on any particular day by Hong Kong investors (and foreign investors trading through Hong Kong) People’s Republic of China (“PRC”) listed securities (“Northbound”) and PRC investors trading Hong Kong listed securities (“Southbound”) through the relevant Stock Connect. Accordingly, each fund’s direct investments in A-Shares will be limited by the Daily Quotas that limit total purchases through Stock Connect.
A fund may invest in A-Shares listed and traded on the SSE and SZSE through Stock Connect, or on such other stock exchanges in China which participate in Stock Connect from time to time. Trading through Stock Connect is subject to a number of restrictions that may affect a fund’s investments and returns. Although no individual investment quotas or licensing requirements apply to investors in Stock Connect, trading through Stock Connect is subject to the Daily Quota. The Daily Quota does not belong to a fund and is utilized by all investors on a first-come-first-serve basis. As such, buy orders for securities would be rejected once the Daily Quota is exceeded (although a fund will be permitted to sell the securities regardless of the Daily Quota balance). The Daily Quota may restrict a fund’s ability to invest in A-Shares through Stock Connect on a timely basis, which could affect a fund’s ability to effectively pursue its investment strategy. The Daily Quota is also subject to change.
In addition, investments made through Stock Connect are subject to trading, clearance and settlement procedures that are untested in the PRC, which could pose risks to a fund. Moreover, eligible securities invested through Stock Connect (“Stock Connect Securities”) generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. A primary feature of Stock Connect is the application of the home market’s laws and rules applicable to investors in securities (i.e. the PRC). Therefore, a fund’s investments in Stock Connect Securities are subject to PRC securities regulations and listing rules, among other restrictions.
While securities must be designated as eligible to be traded under Stock Connect (such eligible securities listed on the SSE, the “SSE Securities,” and such eligible securities listed on the SZSE, the “SZSE Securities”), those securities may also lose such designation, and if this occurs, such securities may be sold but could no longer be purchased through Stock Connect. With respect to sell orders under Stock Connect, the Stock Exchange of Hong Kong (“SEHK”) carries out pre-trade checks to ensure an investor has sufficient securities in its account before the market opens on the trading day. Accordingly, if there are insufficient securities in an investor’s account before the market opens on the trading day, the sell order will be rejected, which may adversely impact a fund’s performance. However, a fund may request a custodian to open a special segregated account (“SPSA”) in CCASS (the Central Clearing and Settlement System operated by HKSCC for the clearing securities listed or traded on SEHK) to maintain its holdings in securities under the enhanced pre-trade checking model. Each SPSA will be assigned a unique “Investor ID” by CCASS for the purpose of facilitating Stock Connect order routing system to verify the holdings of an investor such as a fund. Provided that there is sufficient holding in the SPSA when a broker inputs a fund’s sell order, a fund will be able to dispose of its holdings of securities (as opposed to the practice of transferring securities to the broker’s account under the current pre-trade checking model for non-SPSA accounts). Opening of the SPSA accounts for a fund will enable it to dispose of its holdings of securities in a timely manner.
In addition, Stock Connect will only operate on days when both the mainland Chinese and Hong Kong markets are open for trading. Therefore, an investment in securities through Stock Connect may subject a fund to the risk of price fluctuations on days when one of the mainland Chinese or Hong Kong markets are open, but Stock Connect is not trading. Each of the SEHK, SSE and SZSE reserves the right to suspend trading under Stock Connect under certain circumstances. Where such a suspension of trading is effected, a fund’s ability to access securities through Stock Connect will be adversely affected. In addition, if one or both of the Chinese and Hong Kong markets are closed on a US trading day, a fund may not be able to acquire or dispose of securities through Stock Connect in a timely manner, which could adversely affect a fund’s performance.
A fund’s investments in securities though Stock Connect are held by its custodian in accounts in CCASS maintained by the Hong Kong Securities Clearing Company Limited (“HKSCC”), which in turn holds the securities, as the nominee holder, through an omnibus securities account in its name registered with the CSDCC. The precise nature and rights of a fund as the Beneficial Owner of the SSE Securities or SZSE Securities through HKSCC as nominee is not well defined under PRC law. There is a lack of a clear definition of, and distinction between, legal ownership and beneficial ownership under PRC law and there have been few cases involving a nominee account structure in the PRC courts. The exact nature and methods of enforcement of the rights and interests of a fund under PRC law is also uncertain. In the unlikely event that HKSCC becomes subject to winding up proceedings in Hong Kong, there is a risk that the SSE Securities or SZSE Securities may not be regarded as held for the beneficial ownership of a fund or as part of the general assets of HKSCC available for general distribution to its creditors.
Notwithstanding the fact that HKSCC does not claim proprietary interests in the SSE Securities or SZSE Securities held in its omnibus stock account in the CSDCC, the CSDCC as the share registrar for SSE- or SZSE-listed companies will still treat HKSCC as one of the shareholders when it handles corporate actions in respect of such SSE Securities or SZSE Securities. HKSCC monitors the corporate actions affecting SSE Securities and SZSE Securities and keeps participants of CCASS informed of all such corporate actions that require CCASS participants to take steps in order to participate in them. A fund will therefore depend on HKSCC for both settlement and notification and implementation of corporate actions.
The HKSCC is responsible for the clearing, settlement and the provisions of depositary, nominee and other related services of the trades executed by Hong Kong market participants and investors. Accordingly, investors do not hold SSE Securities or SZSE Securities directly – they are held through their brokers’ or custodians’ accounts with CCASS. The HKSCC and the CSDCC establish clearing links and each has become a participant of the other to facilitate clearing and settlement of cross-border trades. Should CSDCC default and the CSDCC be declared as a defaulter, HKSCC’s liabilities in Stock Connect under its market contracts with clearing participants will be limited to assisting clearing participants in pursuing their claims against the CSDCC. In that event, a fund may suffer delays in the recovery process or may not be able to fully recover its losses from the CSDCC.
Market participants are able to participate in Stock Connect subject to meeting certain information technology capability, risk management and other requirements as may be specified by the relevant exchange and/or clearing house. Further, the “connectivity” in Stock Connect requires the routing of orders across the borders of Hong Kong and the PRC. This requires the development of new information technology systems on the part of the SEHK and exchange participants. There is no assurance that these systems will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems fail to function properly, trading in securities through Stock Connect could be disrupted, and a fund’s ability to achieve its investment objective may be adversely affected.

Finally, according to Caishui [2014] 81 (“Circular 81”) and Caishui [2016] 127 (“Circular 127”), while foreign investors currently are exempt from paying capital gains or business taxes (later, value-added tax) on income and gains from investments in A-Shares through Stock Connect, these PRC tax rules could be changed, which could result in unexpected tax liabilities for a fund. Dividends derived from A-Shares are subject to a 10% PRC withholding income tax generally. PRC stamp duty is also payable for transactions in A-Shares through Stock Connect. Currently, PRC stamp duty on A-Shares transactions is only imposed on the seller, but not on the purchaser, at the tax rate of 0.05% of the total sales value. Circular 81 and Circular 127 stipulate that PRC business tax (and, subsequently, PRC value-added tax) is temporarily exempted on capital gains derived by Hong Kong market participants (including a fund) from the trading of A-Shares through Stock Connect. According to Caishui [2016] No. 36, the PRC value-added tax reform in the PRC will be expanded to all industries, including financial services, starting May 1, 2016. The PRC business tax exemption prescribed in Circular 81 is grandfathered under the value-added tax regime. The Stock Connect program is a relatively new program. Further developments are likely and there can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect a fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and the PRC, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program are uncertain, and they may have a detrimental effect on a fund’s investments and returns.
PRC Broker and PRC Custodian Risk. The Subadvisor is responsible for selecting PRC Brokers to execute transactions for Xtrackers Harvest CSI 300 China A-Shares ETF and Xtrackers Harvest CSI 500 China A-Shares ETF in the PRC markets. As a matter of practice, only one PRC Broker can be appointed in respect of each stock exchange in the PRC. Thus, each fund will rely on only one PRC Broker for each stock exchange in the PRC, which may be the same PRC Broker. As such a fund will rely on a limited number of PRC Brokers to execute transactions on behalf of each fund. If a single PRC Broker is appointed, each fund may not necessarily pay the lowest commission available in the market. However, in their selection of a PRC Broker(s), the Subadvisor will consider factors such as the competitiveness of commission rates, size of the relevant orders and execution standards. Should, for any reason, a fund’s ability to use one or more of the relevant PRC Brokers be affected, this could disrupt the operations of the fund and, for index-based ETFs, affect the ability of the fund to track its Underlying Index, causing a premium or a discount to the trading price of the fund’s Shares.
With respect to the funds which invest in A-Shares through the Subadvisor’s QFI status, the Subadvisor is responsible for selecting a custodian in the PRC to custody its assets pursuant to local Chinese laws and regulations (the “PRC Custodian”). According to the QFI regulations and market practice, the securities and cash accounts for a fund in the PRC are to be maintained by the PRC Custodian in the joint names of the Subadvisor as the QFI holder and each fund. Each fund’s PRC Custodian is the Bank of China Limited. The PRC Custodian maintains a fund’s deposit accounts and oversees each fund’s investments in A-Shares in the PRC to ensure their compliance with the rules and regulations of the CSRC and the People’s Bank of China (“PBOC”). A-Shares that are traded on the SSE or SZSE are dealt and held in book-entry form through the China Securities Depository and Clearing Corporation Limited (“CSDCC”). A-Shares purchased by the Subadvisor, in its capacity as a QFI, on behalf of a fund, may be received by the CSDCC and credited to a securities trading account maintained by the PRC Custodian in the names of the fund and the Subadvisor as the QFI.
The assets held or credited in a fund’s securities trading account(s) maintained by the PRC Custodian are segregated and independent from the proprietary assets of the PRC Custodian. However, under PRC law, cash deposited in a fund’s cash account(s) maintained with the PRC Custodian will not be segregated but will be a debt owing from the PRC Custodian to the fund as a depositor. Such cash will be co-mingled with cash that belongs to other clients or creditors of the PRC Custodian. In the event of bankruptcy or liquidation of the PRC Custodian, a fund will not have any proprietary rights to the cash deposited in such cash account(s), and the fund will become an unsecured creditor, ranking pari passu with all other unsecured creditors, of the PRC Custodian.
There is a risk that each fund may suffer losses from the default, bankruptcy or disqualification of the PRC Broker(s) or PRC Custodian. In such event, a fund may be adversely affected in the execution of any transaction or face difficulty and/or encounter delays in recovering its assets, or may not be able to recover it in full or at all. Each fund may also incur losses due to the acts or omissions of the PRC Brokers and/or the PRC Custodian in the execution or settlement of any transaction or in the transfer of any funds or securities. Subject to the applicable laws and regulations in the PRC, the Subadvisor will make arrangements to ensure that the PRC Brokers and PRC Custodian have appropriate procedures to properly safe-keep a fund’s assets.
PRC Laws and Regulations Risk. The regulatory and legal framework for capital markets and joint stock companies in the PRC may not be as well developed as those of developed countries. PRC laws and regulations affecting securities markets are relatively new and evolving, and because of the limited volume of published cases and judicial interpretation and their non-binding nature, interpretation and enforcement of these regulations involve significant uncertainties. In addition, as the PRC legal system develops, no assurance can be given that changes in such laws and regulations, their interpretation or their enforcement will not have a material adverse effect on their business operations.
Renminbi (RMB). RMB is the official currency in the People’s Republic of China.
Future Movements in RMB Exchange Rates Risk. The exchange rate of RMB ceased to be pegged to US dollars on July 21, 2005, resulting in a more flexible RMB exchange rate system. China Foreign Exchange Trading System, authorized by the PBOC, promulgates the central parity rate of RMB against US dollars, Euro, Yen, pound sterling and Hong Kong dollar at 9:15 a.m. on each business day, which will be the daily central parity rate for transactions on the Inter-bank Spot Foreign Exchange Market and OTC transactions of banks. The exchange rate of RMB against the above-mentioned currencies fluctuates within a range above or below such central parity rate. As the exchange rates are based primarily on market forces, the exchange rates for RMB against other currencies, including US dollars and Hong Kong dollars, are susceptible to movements based on external factors. There can be no assurance that such exchange rates will not fluctuate widely against US dollars, Hong Kong dollars or any other foreign currency in the future. From 1994 to July 2005, the exchange rate for RMB against US dollar and the Hong Kong dollar was relatively stable. Following July 2005, the appreciation of RMB accelerated until being subject to alternating periods of devaluation, appreciation and stability beginning in 2015. Although the PRC government has constantly reiterated its intention to maintain the stability of RMB, it may introduce measures (such as a reduction in the rate of export tax refund) to address the concerns of the PRC’s trading partners. Therefore, the possibility that the appreciation of RMB will be further accelerated cannot be excluded. On the other hand, there can be no assurance that RMB will not be subject to devaluation.
Offshore RMB (“CNH”) Market Risk. The onshore RMB (“CNY”) is the only official currency of the PRC and is used in all financial transactions between individuals, state and corporations in the PRC. Hong Kong is the first jurisdiction to allow accumulation of RMB deposits outside the PRC. Since June 2010, the offshore RMB (“CNH”) is traded officially, regulated jointly by the Hong Kong Monetary Authority and the PBOC. While both CNY and CNH represent RMB, they are traded in different and separated markets. The two RMB markets operate independently where the flow between them is highly restricted. Though the CNH is a proxy of the CNY, they do not necessarily have the same exchange rate and their movement may not be in the same direction. This is because these currencies act in separate jurisdictions, which leads to separate supply and demand conditions for each, and therefore separate but related currency markets.
The current size of RMB-denominated financial assets outside the PRC is limited. In addition, participating authorized institutions are also required by the Hong Kong Monetary Authority to maintain a total amount of RMB (in the form of cash and its settlement account balance with a Renminbi clearing bank) of no less than 25% of their RMB deposits, which further limits the availability of RMB that participating authorized institutions can utilize for conversion services for their customers. RMB business participating banks do not have direct RMB liquidity support from PBOC. Only the Renminbi clearing bank has access to onshore liquidity support from PBOC (subject to annual and quarterly quotas imposed by PBOC) to square open positions of participating banks for limited types of transactions, including open positions resulting from conversion services for corporations relating to cross-border trade settlement. The Renminbi clearing bank is not obliged to square for participating banks any open positions resulting from other foreign exchange transactions or conversion services and the participating banks will need to source RMB from the offshore market to square such open positions. Although it is expected that the offshore RMB market will continue to grow in depth and size, its growth is subject to many constraints as a result of PRC laws and regulations on foreign exchange. There is no assurance that new PRC regulations will not be promulgated or the Settlement Agreement will not be terminated or amended in the future which will have the effect of restricting availability of RMB offshore.

RMB Exchange Controls and Restrictions Risk. It should be noted that the RMB is currently not a freely convertible currency as it is subject to foreign exchange control policies and repatriation restrictions imposed by the PRC government. There is no assurance that there will always be RMB available in sufficient amounts for a fund to remain fully invested. Since 1994, the conversion of RMB into US dollars has been based on rates set by the PBOC, which are set daily based on the previous day’s PRC interbank foreign exchange market rate. On July 21, 2005, the PRC government introduced a managed floating exchange rate system to allow the value of RMB to fluctuate within a regulated band based on market supply and demand and by reference to a basket of currencies. In addition, a market maker system was introduced to the interbank spot foreign exchange market. In July 2008, China announced that its exchange rate regime was further transformed into a managed floating mechanism based on market supply and demand. Given the domestic and overseas economic developments, the PBOC decided to further improve the RMB exchange rate regime in June 2010 to enhance the flexibility of the RMB exchange rate. In April 2012, the PBOC decided to take a further step to increase the flexibility of the RMB exchange rate by expanding the daily trading band from +/– 0.5% to +/– 1%. Effective from March 17, 2014, the floating band of RMB against USD on the inter-bank spot foreign exchange market was enlarged from 1% to 2%, i.e., on every trading day on the inter-bank spot market, the trading prices of RMB against USD would fluctuate within a band of +/– 2 below and above the central parity as released by the China Foreign Exchange Trade System on that day. On each business day, the spread between the RMB/USD buying and selling prices offered by the designated foreign exchange banks to their clients was within 3% of the published central parity of USD on that day, instead of 2%. Effective from August 11, 2015, the RMB central parity is fixed against the USD by reference to the closing rate of the interbank foreign exchange market on the previous day (rather than the previous morning’s official setting). The RMB has now moved to a managed floating exchange rate mechanism based on market supply and demand with reference to a basket of foreign currencies.
However, it should be noted that the PRC government’s policies on exchange control and repatriation restrictions are subject to change, and any such change may adversely impact each fund. There can be no assurance that the RMB exchange rate will not fluctuate widely against the US dollar or any other foreign currency in the future. Foreign exchange transactions under the capital account, including principal payments in respect of foreign currency-denominated obligations, currently continue to be subject to significant foreign exchange controls and require the approval of the SAFE. On the other hand, the existing PRC foreign exchange regulations have significantly reduced government foreign exchange controls for transactions under the current account, including trade and service related foreign exchange transactions and payment of dividends. Nevertheless, neither the Advisor nor the Subadvisor can predict whether the PRC government will continue its existing foreign exchange policy or when the PRC government will allow free conversion of the RMB to foreign currencies.
RMB Trading and Settlement Risk. The trading and settlement of RMB-denominated securities are recent developments in Hong Kong and there is no assurance that problems will not be encountered with the systems or that other logistical problems will not arise.
Repatriation Risk. PBOC and SAFE regulate and monitor the repatriation of funds out of the PRC by QFIs. Repatriations by QFIs in respect of Xtrackers Harvest CSI 300 China A-Shares ETF and Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF are currently not subject to repatriation restrictions or prior approval from SAFE, although authenticity and compliance reviews will be conducted by the PRC Custodian, and monthly reports on remittances and repatriations will be submitted to SAFE by the PRC Custodian. There is no assurance, however, that PRC and QFI rules and regulations will not change or that repatriation restrictions will not be imposed in the future. Further, such changes to the PRC and QFI rules and regulations may take effect retroactively. Any restrictions on repatriation of the invested capital and net profits may impact a fund’s ability to meet redemption requests. Furthermore, as the Custodian’s or the PRC Custodian’s review on authenticity and compliance is conducted on each repatriation, the repatriation may be delayed or even rejected by the Custodian or the PRC Custodian in case of non-compliance with the QFI regulations. In such case, it is expected that redemption proceeds will be paid as soon as practicable and after the completion of the repatriation of the funds concerned. It should be noted that the actual time required for the completion of the relevant repatriation will be beyond the Subadvisor’s control.

Restricted Markets Risk. A fund’s investments in A-Shares may be subject to limitations or restrictions on foreign ownership or holdings imposed by the PRC. Such legal and regulatory restrictions or limitations may have adverse effects on the liquidity and performance of each fund’s portfolio holdings. For index-based ETFs, this may increase the risk of tracking error.
QFI Late Settlement Risk. Each of the funds will be required to remit foreign currencies which can be traded on the China Foreign Exchange Trade System (in the case of a QFII) and RMB (in the case of an RQFII) to the PRC to settle the purchase of A-Shares by a fund from time to time through the QFI program. In the event such remittance is disrupted, a fund's performance may be adversely affected. With respect to index-based ETFs, a fund will not be able to fully replicate its Underlying Index by investing in the relevant A-Shares, which may lead to increased tracking error.
QFI Program Risk. (Xtrackers Harvest CSI 300 China A-Shares ETF and Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF) Each fund is not a QFI, but will utilize the Subadvisor’s QFI license granted under QFI regulations.
Under current regulations in the PRC, foreign investors can invest in the domestic PRC securities markets through certain market-access programs. These programs include the QFI (including QFII and RQFII) program, where investors will be required to obtain a license from the CSRC. QFIs have also registered to remit foreign currencies which can be traded on the China Foreign Exchange Trade System (in the case of a QFII) and RMB (in the case of an RQFII) in the PRC for the purpose of investing in the PRC’s domestic securities markets.
In addition, the Subadvisor’s QFI status could be suspended or revoked. There can be no assurance that the Subadvisor will continue to maintain its QFI status. Because each fund will not be able to invest directly in A-Shares beyond the limits that may be imposed by Stock Connect, the size of a fund’s direct investments in A-Shares may be limited. In the event the Subadvisor is unable to maintain its QFI status unless the Subadvisor is able to obtain sufficient exposure to A-Shares, it may be necessary for a fund to limit or suspend creations of Creation Units. In such event it is possible that the trading price of a fund’s Shares on the Exchange will be at a significant premium to the NAV (which, for index-based ETFs, may also increase tracking error of the fund). In extreme circumstances, a fund may incur significant loss due to limited investment capabilities, or may not be able fully to implement or pursue its investment objectives or strategies, due to QFI investment restrictions, illiquidity of the PRC’s securities markets, and delay or disruption in execution of trades or in settlement of trades.
Pursuant to PRC and QFI regulations, each of CSRC and SAFE is vested with the power to impose regulatory sanctions if the Subadvisor, in its capacity as QFI, or the PRC Custodian (as that term is defined below) violates any provision of the QFI regulations. Any such violations could result in the revocation of the Subadvisor’s license or other regulatory sanctions and may adversely impact a fund’s ability to access A-Shares.
The current QFI regulations also include rules on investment restrictions applicable to a fund, which may adversely affect the fund’s liquidity and performance. In addition, because transaction sizes for QFIs are relatively large, the corresponding heightened risk of exposure to decreased market liquidity and significant price volatility could lead to possible adverse effects on the timing and pricing of acquisition or disposal of securities.
The regulations which regulate investments by QFIs in the PRC and the repatriation of capital from QFI investments are relatively new. The application and interpretation of such investment regulations are therefore relatively untested and there is no certainty as to how they will be applied as the PRC authorities and regulators have been given wide discretion in such investment regulations and there is no precedent or certainty as to how such discretion may be exercised now or in the future.
On May 7, 2020, the PBOC and SAFE jointly issued the Regulations on Funds of Securities and Futures Investment by Foreign Institutional Investors (PBOC & SAFE Announcement [2020] No. 2) (“2020 Regulations”) which came into effect on June 6, 2020. The 2020 Regulations supersede certain post-registration rules applicable to QFII and RQFII regimes. One of the key changes of the 2020 Regulations was the removal of quota restrictions on investment. However, there is no guarantee that the quotas will continue to be relaxed. On September 25, 2020, the CSRC, the PBOC, and SAFE jointly issued the Measures for the Administration of Domestic Securities and Futures Investment by Qualified Foreign Institutional Investors and RMB Qualified Foreign Institutional Investors (CSRC Decree No. 176) and the CSRC

issued the Provisions on Issues Concerning the Implementation of the Measures for the Administration of Domestic Securities and Futures Investment by Qualified Foreign Institutional Investors and RMB Qualified Foreign Institutional Investors (CSRC Announcement [2020] No.63), which came into effect on 1 November 2020. The major revisions to the previous rules included merger of the QFII regime and RQFII regime, relaxation of qualification requirements and facilitating investment and operations of QFIIs and RQFIIs, expansion of investment scope and enhancing ongoing supervision. On July 26, 2024, the PBOC and SAFE jointly issued the revised Regulations on Funds of Securities and Futures Investment by Foreign Institutional Investors (PBOC & SAFE Announcement [2024] No. 7) (the “2024 Regulations”), which came into effect on August 26, 2024, and the 2020 Regulations were simultaneously repealed. The 2024 Regulations simplify business registration, optimize account management, and facilitate QFIs’ management of foreign exchange currency risks through entering into foreign exchange derivative transactions. As of the date of this SAI, the 2024 Regulations are a relatively new development, and their application may depend on the interpretation given by the relevant PRC authorities. The current QFI laws, rules and regulations are subject to change, which may take retrospective effect. In addition, there can be no assurance that the QFI laws, rules and regulations will not be abolished. A fund, which invests in the PRC markets through a QFI, may be adversely affected as a result of such changes.
Commodity Pool Operator Exclusion. Pursuant to a claim for exclusion filed with the National Futures Association (“NFA”) on behalf of each fund, the Trust is not deemed to be a “commodity pool operator” (“CPO”), under the CEA, and it is not subject to registration or regulation as such under the CEA. The Advisor is not deemed to be a “commodity trading advisor” with respect to its services as an investment advisor to each fund. Under CFTC Regulations, the Advisor would need to register with the CFTC as a CPO if a fund is unable to comply with certain trading and marketing limitations on its investments in futures and certain other instruments. With respect to investments in swap transactions, commodity futures, commodity options or certain other derivatives used for purposes other than bona fide hedging purposes, the Trust, on behalf of the fund must meet one of the following tests under the amended regulations in order to claim an exclusion from the definition of a CPO. First, the aggregate initial margin and premiums required to establish a fund’s positions in such investments may not exceed five percent of the liquidation value of the fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments). Alternatively, the aggregate net notional value of such instruments, determined at the time of the most recent position established, may not exceed one hundred percent (100%) of the liquidation value of the fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, a fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps and derivatives markets. In the event that the Advisor is required to register as a CPO with respect to a fund, the disclosure and operations of the fund would need to comply with all applicable CFTC regulations. Compliance with these additional registration and regulatory requirements could increase operational expenses. Other potentially adverse regulatory initiatives could also develop.
Convertible Securities. A fund may invest in convertible securities; that is, bonds, notes, debentures, preferred stocks and other securities that are convertible (by the holder or by the issuer) into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.
The convertible securities in which a fund may invest include fixed-income or zero coupon debt securities, which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, a fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party, which may have an adverse effect on a fund’s ability to achieve its investment objectives. Convertible securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market values of convertible securities tend to decline as interest rates increase and, conversely, tend to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market values of convertible securities typically change as the market values of the underlying common stocks change, and, therefore, also tend to follow movements in the general market for equity securities. A unique feature of convertible securities is that, as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.
As debt securities, convertible securities are investments that provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.
Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.
Convertible securities are generally subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes (LYONs).
Contingent convertible securities (CoCos). A contingent convertible security, or CoCo, is a type of convertible security typically issued by a non-U.S. bank that, upon the occurrence of a specified trigger event, may be (i) convertible into equity securities of the issuer at a predetermined share price; or (ii) written down in liquidation value. Trigger events are identified in the documents that govern the CoCo and may include a decline in the issuer’s capital below a specified threshold level, an increase in the issuer’s risk weighted assets, the share price of the issuer falling to a particular level for a certain period of time and certain regulatory events, such as a change in regulatory capital requirements. CoCos are designed to behave like bonds in times of economic health yet absorb losses when the trigger event occurs. CoCos are generally considered speculative and the prices of CoCos may be volatile.
With respect to CoCos that provide for conversion of the CoCo into common shares of the issuer in the event of a trigger event, the conversion would deepen the subordination of the investor, creating a greater risk of loss in the event of bankruptcy. In addition, because the common stock of the issuer may not pay a dividend, investors in such instruments could experience reduced yields (or no yields at all). With respect to CoCos that provide for the write down in liquidation value of the CoCo in the event of a trigger event, it is possible that the liquidation value of the CoCo may be adjusted downward to below the original par value or written off entirely under certain circumstances. For instance, if losses have eroded the issuer’s capital levels below a specified threshold, the liquidation value of the CoCo may be reduced in whole or in part. The write-down of the CoCo’s par value may occur automatically and would not entitle holders to institute bankruptcy proceedings against the issuer. In addition, an automatic write-down could result in a reduced income rate if the dividend or interest payment associated with the CoCo is based on par value. Coupon payments on CoCos may be discretionary and may be cancelled by the issuer for any reason or may be subject to approval by the issuer’s regulator and may be suspended in the event there are insufficient distributable reserves.
Depositary Receipts. A fund may invest in sponsored or unsponsored American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), International Depositary Receipts (IDRs) and other types of Depositary Receipts (which, together with ADRs, EDRs, GDRs and IDRs are hereinafter referred to as Depositary Receipts). Depositary Receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of unsponsored Depositary Receipts are not obligated to disclose material information regarding the underlying securities or their issuer in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts that are bought and sold in the United States and are typically issued by a US bank or trust company which evidence ownership of underlying securities by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they may also be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts, including those denominated in US dollars will be subject to foreign currency exchange rate risk. However, by investing in US dollar-denominated ADRs rather than directly in foreign issuers’ stock, a fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.
Derivatives. A derivative is a financial contract, the value of which depends on, or is derived from, the value of an underlying asset such as a security or an index. A fund may invest in futures contracts and other derivatives. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities.
Currency Transactions. Certain of the funds may enter into foreign currency futures contracts and forward currency contracts designed to offset a fund’s exposure to non-US currency. A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no margin deposit requirement, and no commissions are charged at any stage for trades.
A non-deliverable forward contract (“NDF”) is a forward contract where there is no physical settlement of two currencies at maturity. NDFs are contracts between parties in which a net settlement amount based on the change in the specified foreign exchange rate is paid by one party to the other. Each fund’s obligations with respect to each NDF is accrued on a daily basis and an amount of cash or liquid securities at least equal to such amount maintained in an account at the Trust’s custodian bank. The risk of loss with respect to NDFs generally is limited to the net amount of payments that a fund is contractually obligated to make or receive.
A foreign currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency.
Currency exchange transactions involve a significant degree of risk and the markets in which currency exchange transactions are effected are highly volatile, specialized and technical. Significant changes, including changes in liquidity and prices, can occur in such markets within very short periods of time, often within minutes. Currency exchange trading risks include, but are not limited to, exchange rate risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in foreign currency. If a fund utilizes foreign currency transactions at an inappropriate time, such transactions may not serve their intended purpose and may lower the fund's returns. For index-based ETFs, such transactions are intended to improve the correlation of the fund’s return with the performance of its Underlying Index and may lower the fund’s return. A fund could experience losses if the value of any currency forwards and futures positions is poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. Such contracts are subject to the risk that the counterparty will default on its obligations. In addition, a fund will incur transaction costs, including trading commissions, in connection with certain foreign currency transactions.
General Characteristics of Futures and Options. A fund may enter into futures and options contracts to the extent consistent with its investment objective and policies. A fund may only enter into futures contracts and options that are traded on a US or non-US exchange. No fund will use futures or options for speculative purposes.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Each fund may enter into futures contracts to purchase the underlying securities when the Advisor and/or Subadvisor, as applicable, anticipate purchasing the underlying securities and believe prices will rise before the purchase will be made.
A call option gives a holder the right to purchase a specific security at a specified price (“exercise price”) within a specified period of time. A put option gives a holder the right to sell a specific security at a specified exercise price within a specified period of time. The initial purchaser of a call option pays the “writer” a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. Each Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. Each Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase.
There are several risks accompanying the utilization of futures contracts and options on futures contracts. First, a position in futures contracts and options on futures contracts may be closed only on the exchange on which the contract was made (or a linked exchange). While each fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time. Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the futures contract and the movement in the price of the underlying reference asset. In the event of adverse price movements, a fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, each fund may be required to deliver the instruments underlying the futures contracts it has sold.
The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The funds do not plan to invest in futures and options to a significant extent or use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. A fund, however, may utilize futures and options contracts in a manner designed to limit their risk exposure to levels comparable to a direct investment in the types of stocks in which they invest.
For index-based ETFs, a fund’s use of futures and options on futures involves the risk of imperfect or even negative correlation to the Underlying Index if the index underlying the futures contract differs from the Underlying Index. There is also the risk of loss by a fund of margin deposits in the event of bankruptcy of a broker with whom a fund has an open position in the futures contract or option. The purchase of put or call options will be based upon predictions by the Advisor and/or Subadvisor, as applicable, as to anticipated trends which could prove to be incorrect.
Because the futures market generally imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting each fund to substantial losses. In the event of adverse price movements, each fund would be required to make daily cash payments of variation margin.
Options on Futures Contracts. An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of each fund. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited to the agreed upon price per Share, also known as the strike price, less the premium received from writing the put.
Each fund may purchase and write put and call options on futures contracts that are traded on an exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.
Upon entering into a futures contract, a fund will be required to deposit with the broker an amount of cash or cash equivalents known as “initial margin,” which is in the nature of a performance bond or good faith deposit on the contract and is returned to each fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the reference asset underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to the expiration of a futures contract, each fund may elect to close the position by taking an opposite position, which will operate to terminate each fund’s existing position in the contract.
Swap Agreements. Over-the-counter (“OTC”) swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be performed on a net basis, with each fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of a fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of liquid assets having an aggregate value at least equal to the accrued excess will be maintained by each fund. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.
The risk of loss with respect to OTC swaps generally is limited to the net amount of payments that the fund is contractually obligated to make. Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, a fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws which could affect such fund’s rights as a creditor (e.g., a fund may not receive the net amount of payments that it contractually is entitled to receive). Central clearing through FCMs is expected to decrease counterparty risk and increase liquidity compared to un-cleared swaps because central clearing interposes a central clearinghouse as the counterpart to each participant’s swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition depending on the size of a fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member FCM may be in excess of the collateral required to be posted by a fund to support its obligations under a similar un-cleared swap. It is expected, however, that regulators will adopt rules imposing certain margin requirements, including minimums, on un-cleared swaps in the near future, which could reduce the distinction.
Regulations Impacting Derivatives and the Lending of Portfolio Securities. Regulations adopted by the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation, the Office of the Comptroller of the Currency and other regulators throughout the world, which recently took effect with respect to the funds, requires counterparties that are part of US or foreign global systemically important banking organizations to include contractual restrictions on close-out and cross default in agreements relating to qualified financial contracts. Securities lending agreements are included in the category of qualified financial contracts (as well as repurchase agreements and agreements relating to swaps, currency forwards and other derivatives). The restrictions prevent the funds from closing out a qualified financial contract during a specified time period (e.g., two days) if the counterparty is subject to resolution proceedings and prohibit the funds from exercising default rights during that period due to a receivership or similar proceeding of an affiliate of the counterparty. Implementation of these requirements may increase credit and other risks to the funds.
Recent Developments. Pursuant to regulations adopted by the SEC in October 2020, registered investment companies that invest in derivatives instruments must comply with new Rule 18f-4 under the Investment Company Act. Among other things, Rule 18f-4 requires funds that invest in derivatives instruments beyond a specified limited amount to implement a value-at-risk based limit to their use of certain derivative instruments, maintain a comprehensive derivatives risk management program, and appoint a derivatives risk manager. A fund that limits its use of derivatives instruments is not subject to the full requirements of Rule 18f-4 and instead qualifies as a “limited derivatives user.” This new regulatory framework eliminates and replaces the asset segregation and coverage framework established by prior SEC guidance and regulations. Since the compliance date on August 19, 2022, the funds comply with Rule 18f-4 as one of three types: funds that are not derivatives users, funds that are “limited derivatives users” and funds that are derivatives users that must adopt a derivatives risk management program in compliance with Rule 18f-4. Rule 18f-4 also governs a fund's use of certain other transactions that create future payment and/or delivery obligations by the fund, such as short sale borrowings and reverse repurchase agreements or similar financing transactions, and certain transactions entered into on a when-issued, delayed-delivery or forward-commitment basis. The requirements of Rule 18f-4 may limit a fund's ability to engage in derivatives transactions and certain other transactions noted above as part of its investment strategies. These requirements may also increase the cost of doing business, which could adversely affect the performance of a fund.
Energy Infrastructure Companies. These are companies that own and operate assets that are used in the energy infrastructure sector, including assets used in exploring, developing, producing, generating, transporting (including marine), transmitting, terminal operation, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products (including biodiesel and ethanol), coal or electricity, or that provide energy infrastructure related services. Energy infrastructure companies operate, among other things, assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining, marketing or generation of natural gas, natural gas liquids, crude oil, refined petroleum products (including biodiesel and ethanol), coal or electricity.
Environmental, Social and Governance (ESG) Considerations. Although a fund does not seek to implement a specific ESG strategy unless disclosed in its Prospectus, portfolio management may consider ESG factors as part of the investment process for actively managed funds, when available. ESG factors are considered together with more traditional subjects of investment analysis such as market position, growth prospects, and business strategy, as part of a fund’s overall fundamental research process. When evaluating ESG factors, portfolio management may rely on data obtained from a variety of sources, including company annual reports and sustainability reports, as well as other publicly available information. For most asset classes and market segments, portfolio management also has access to ESG research and assessments, including research provided by internal DWS analysts which consider ESG risks and opportunities, as well as access to proprietary grades and additional information from DWS’s proprietary ESG software tool (the “DWS ESG Engine”). For funds that do not seek to implement a specific ESG strategy, portfolio management generally considers those ESG factors it deems financially material (also referred to as “sustainability risks”) when making investment decisions, and the materiality of ESG considerations in a fund’s process will differ from strategy to strategy, from sector to sector, and from portfolio manager to portfolio manager, and, in some cases, ESG considerations may not represent a material component of a fund’s investment process. Certain funds (“ESG-dedicated funds”) incorporate specific ESG considerations into their investment objectives, strategies, and/or processes, as described in a fund’s Prospectus. Because investors can differ in their views of what constitutes positive or negative ESG characteristics, a fund may invest in issuers that do not reflect the beliefs and values with respect to ESG of any particular investor. ESG considerations may affect a fund’s exposure to certain companies or industries, and an ESG-dedicated fund may forego certain investment opportunities. While portfolio management views ESG considerations as having the potential to contribute to a fund’s long-term performance, there is no guarantee that such results will be achieved.

As portfolio management weighs the ESG attributes of a potential investment, they may use the DWS ESG Engine. The DWS ESG Engine uses multiple external data providers and public data sources, and provides automated analysis of multiple ESG factors or issues, including a number of proprietary DWS ESG assessments. The DWS ESG Engine covers most listed asset classes but there is limited information on high yield, municipal bonds, emerging markets, IPOs and certain other types of securities due to incomplete vendor coverage. Through the DWS ESG Engine, portfolio management may also access issuer-specific contextual analysis that provides additional information about an issuer’s ESG risks and opportunities, risk mitigation actions or plans and other characteristics. An additional DWS internal review process allows for adjustments to certain individual ESG assessment scores, as calculated by the DWS ESG Engine. An internal review may occur, for example, if it is deemed that information is not reflected in the existing ESG grade because new information or insights have emerged that the ESG data vendors have not yet processed. Examples of information that may be considered in this review process include, but are not limited to, the announcement of new (or withdrawal from previously announced) climate-related commitments, or the resolution of legacy (or involvement in new) controversies.
Equity Securities. An investment in a fund should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares of a fund). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Holders of common stocks incur more risks than holders of preferred stocks and debt obligations because common stockholders generally have rights to receive payments from stock issuers inferior to the rights of creditors, or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (the value of which, however, is subject to market fluctuations prior to maturity), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity.
Although most of the securities in each Underlying Index or fund portfolio are listed on a national securities exchange, the principal trading market for some may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities.
Dividend-paying stocks may underperform non-dividend paying stocks (and the stock market as a whole) over any period of time. In addition, issuers of dividend-paying stocks may have discretion to defer or stop paying dividends for a stated period of time, or the anticipated acceleration of dividends may not occur as a result of, among other things, a sharp rise in interest rates or an economic downturn. If the dividend-paying stocks held by the fund reduce or stop paying dividends, the fund’s ability to generate income may be adversely affected.
Changes in the dividend policies of companies in a fund’s portfolio and capital resources available for these companies’ dividend payments may adversely affect the fund. Depending upon market conditions, dividend-paying stocks that meet the fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors.
In addition, in the current economic environment, global markets are experiencing a very high level of volatility and an increased risk of corporate failures. The insolvency or other corporate failures of any one or more of a fund’s portfolio holdings may have an adverse effect on a fund’s performance.
Tracking Stocks. A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and which is designed to “track” the performance of such business unit or division. The tracking stock may pay dividends to shareholders independent of the parent company. The parent company, rather than the business unit or division, generally is the issuer of tracking stock. However, holders of the tracking stock may not have the same rights as holders of the company’s common stock.

Fixed Income Securities. An investment in a fund should also be made with an understanding of the risks inherent in an investment in fixed income securities or bonds. A bond is an interest-bearing security issued by a company, governmental unit or, in some cases, a non-US entity. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date. An issuer may have the right to redeem or “call” a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the values of “floating-rate” or “variable-rate” bonds generally fluctuate less in response to market interest rate movements than the value of similar fixed rate bonds. The funds may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. In addition, bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (also backed by specified collateral).
In a low or negative interest rate environment, debt instruments may trade at negative yields, which means the purchaser of the instrument may receive at maturity less than the total amount invested. In addition, in a negative interest rate environment, if a bank charges negative interest, instead of receiving interest on deposits, a depositor must pay the bank fees to keep money with the bank. To the extent a fund holds a negatively-yielding debt instrument or has a bank deposit with a negative interest rate, the fund would generate a negative return on that investment.
In response to market volatility and economic uncertainty in connection with the COVID-19 pandemic, the US government and certain foreign central banks took steps to stabilize markets by, among other things, reducing interest rates, including pursuing negative interest rate policies in some instances. In recent years, the US Federal Reserve and certain foreign central banks have raised interest rates in response to increased inflation. A rising interest rate environment may cause investors to move out of fixed-income and related securities on a large scale, which could adversely affect the price and liquidity of such securities and could also result in increased redemptions from a fund. Recent increased inflation may cause fixed-income securities and related markets to experience heightened levels of interest rate volatility and liquidity risk. A sharp rise in interest rates could cause a fund’s share price to decline. More recently, the US Federal Reserve and certain foreign central banks have subsequently cut interest rates as inflation has decreased.
These considerations may limit a fund’s ability to locate fixed-income instruments containing the desired risk/return profile. Changing interest rates could have unpredictable effects on the markets, may expose fixed-income and related markets to heightened volatility and potential illiquidity and may increase interest rate risk for a fund.
Foreign Securities. To the extent a fund invests in stocks of non-US issuers, certain of the fund’s investments in such stocks may be in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and Non-Voting Depositary Receipts (“NVDRs”) (collectively, “Depositary Receipts”). Depositary Receipts are receipts, typically issued by a bank or trust issuer, which evidence ownership of underlying securities issued by a non-US issuer. For ADRs, the depository is typically a US financial institution and the underlying securities are issued by a non- US issuer. For other forms of Depositary Receipts, the depository may be a non-US or a US entity, and the underlying securities may be issued by a non-US or a US issuer. Depositary Receipts are not necessarily denominated in the same currency as their underlying securities. Generally, ADRs, issued in registered form, are designed for use in the US securities markets, NVDRs are designed for use in the Thai securities market and GDRs are tradable both in the United States and in Europe and are designed for use throughout the world.
In general, Depositary Receipts will be sponsored, but a fund may invest in unsponsored ADRs under certain circumstances. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States. Therefore, there may be less information available regarding such issuers and there may be no correlation between available information and the market value of the Depositary Receipts.

Investing in the securities of non-US issuers involves special risks and considerations not typically associated with investing in US issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect US investments in non-US countries, and potential restrictions on the flow of international capital. Non-US issuers may be subject to less governmental regulation than US issuers. Moreover, individual non-US economies may differ favorably or unfavorably from the US economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.
The foreign countries in which a fund invests may become subject to economic and trade sanctions or embargoes imposed by the US or foreign governments or the United Nations. Such sanctions or other actions could result in the devaluation of a country’s currency or a decline in the value and liquidity of securities of issuers in that country. In addition, such sanctions could result in a freeze on an issuer’s securities which would prevent a fund from selling securities it holds. The value of the securities issued by companies that operate in or have dealings with these countries may be negatively impacted by any such sanction or embargo and may reduce a fund’s returns. The risks related to sanctions or embargoes are greater in emerging and frontier market countries.
Gold or Precious Metals. Gold and other precious metals held by or on behalf of a fund may be held on either an allocated or an unallocated basis inside or outside the US. Placing gold or precious metals in an allocated custody account gives a fund a direct interest in specified gold bars or precious metals, whereas an unallocated deposit does not and instead gives a fund a right only to compel the counterparty to deliver a specific amount of gold or precious metals, as applicable. Consequently, a fund could experience a loss if the counterparty to an unallocated depository arrangement becomes bankrupt or fails to deliver the gold or precious metals as requested. An allocated gold or precious metals custody account also involves the risk that the gold or precious metals will be stolen or damaged while in transit. Both allocated and unallocated arrangements require a fund as seller to deliver, either by book entry or physically, the gold or precious metals sold in advance of the receipt of payment. These custody risks would apply to a wholly-owned subsidiary of a fund to the extent the subsidiary holds gold or precious metals.
In addition, in order to qualify for the special tax treatment accorded RICs and their shareholders, a fund must, among other things, derive at least 90% of its income from certain specified sources (qualifying income). Capital gains from the sale of gold or other precious metals will not constitute qualifying income. As a result, a fund may not be able to sell or otherwise dispose of all or a portion of its gold or precious metal holdings without realizing significant adverse tax consequences, including paying a tax at the fund level, or the failure to qualify as a RIC under Subchapter M of the Code. Rather than incur those tax consequences, a fund may choose to hold some amount of gold or precious metal that it would otherwise sell.
Illiquid Securities. Illiquid securities are investments that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to the fund’s liquidity risk management program (LRM Program) adopted pursuant to Rule 22e-4 under the 1940 Act. Under a fund’s LRM Program, the fund may not hold more than 15% of its net assets in illiquid securities. The LRM Program administrator is responsible for determining the liquidity classification of a fund’s investments and monitoring compliance with the 15% limit on illiquid securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and it may take longer to liquidate these positions than would be the case for publicly traded securities. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Certain securities may be deemed to be illiquid as a result of the Advisor’s receipt from time to time of material, non-public information about an issuer, which may limit the Advisor’s ability to trade such securities for the account of any of its clients, including a fund. In some instances, these trading restrictions could continue in effect for a substantial period of time. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty funding redemptions and other cash needs. An investment in illiquid securities is subject to the risk that should a fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of a fund’s net assets could be adversely affected.
An investment in illiquid securities is also subject to the risk of delays on resale and uncertainty in valuation. A fund might also have to register such illiquid securities in order to dispose of them, resulting in additional expense and delay. A fund selling its securities in a registered offering may be deemed to be an “underwriter” for purposes of Section 11 of the 1933 Act. In such event, a fund may be liable to purchasers of the securities under Section 11 if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading, although a fund may have a due diligence defense. Adverse market conditions could impede such a public offering of securities.
Inflation. Inflation creates uncertainty over the future real value of an investment (the value after adjusting for inflation). The real value of certain assets or real income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of a fund's assets and distributions may decline. This risk is more prevalent with respect to debt securities held by a fund. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy. Moreover, a fund's investments may not keep pace with inflation, which may result in losses to fund shareholders or adversely affect the real value of shareholders' investment in a fund. Fund shareholders' expectation of future inflation can also impact the current value of a fund’s portfolio, resulting in lower asset values and potential losses. This risk may be elevated compared to historical market conditions and could be impacted by monetary policy measures and the current interest rate environment.
Investment Companies and Other Pooled Investment Vehicles. A fund may acquire securities of other registered investment companies and other pooled investment vehicles (collectively, investment funds) to the extent that such investments are consistent with its investment objective, policies, strategies and restrictions and the limitations of the 1940 Act. Pursuant to the 1940 Act, a fund’s investment in investment companies is limited to, subject to certain exceptions: (i) 3% of the total outstanding voting stock of any one investment company; (ii) 5% of the fund’s total assets with respect to any one investment company; and (iii) 10% of the fund’s total assets with respect to investment companies in the aggregate. In October 2020, the SEC adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in the securities of another investment company. These changes include, among other things, the rescission of certain SEC exemptive orders permitting investments in excess of the statutory limits and the withdrawal of certain related SEC staff no-action letters, and the adoption of Rule 12d1-4 under the 1940 Act. Rule 12d1-4, which became effective on January 19, 2021, permits a fund to invest in other investment companies beyond the statutory limits, subject to certain conditions. The rescission of the applicable exemptive orders and the withdrawal of the applicable no-action letters was effective on January 19, 2022. Since such time, an investment company may no longer rely on the aforementioned exemptive orders and no-action letters and is subject instead to Rule 12d1-4 and other applicable rules under Section 12(d)(1). The impact of these regulatory changes on the funds is still uncertain. To the extent allowed by law or regulation, each fund may invest its assets in the securities of investment companies that are money market funds, including those advised by the Advisor or otherwise affiliated with the Advisor, in excess of the limits discussed above. Investment funds may include money market mutual funds operated in accordance with Rule 2a-7, closed-end funds, and exchange-traded funds (ETFs) (including investment funds managed by the Advisor and its affiliates). A fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment funds.
Because a fund may acquire securities of funds managed by the Advisor or an affiliate of the Advisor, the Advisor may have a conflict of interest in selecting funds. The Advisor considers such conflicts of interest as part of its investment process and has established practices designed to minimize such conflicts. The Advisor, any subadvisor and any affiliates of the Advisor, as applicable, earn fees at varying rates for providing services to underlying affiliated funds. The Advisor and any subadvisor may, therefore, have a conflict of interest in selecting underlying affiliated funds advised by the Advisor or an affiliate and in determining whether to invest in an unaffiliated fund from which they will not receive any fees. However, the Advisor and any subadvisor to a fund will select investments that it believes are appropriate to meet the fund’s investment objectives.

ETFs and closed-end funds trade on a securities exchange and their shares may trade at a premium or discount to their net asset value. A fund will incur brokerage costs when it buys and sells shares of ETFs and closed-end funds. ETFs that seek to track the composition and performance of a specific index may not replicate exactly the performance of their specified index because of trading costs and operating expenses incurred by the ETF. At times, there may not be an active trading market for shares of some ETFs and closed-end funds and trading of ETF and closed-end fund shares may be halted or delisted by the listing exchange.
To the extent consistent with its investment objective, policies, strategies and restrictions, a fund may invest in commodity-related ETFs. Certain commodity-related ETFs may not be registered as investment companies under the 1940 Act and shareholders of such commodity-related ETFs, including the investing affiliated fund, will not have the regulatory protections provided to investors in registered investment companies. Commodity-related ETFs may invest in commodities directly (such as purchasing gold) or they may seek to track a commodities index by investing in commodity-linked derivative instruments. Commodity-related ETFs are subject to the risks associated with the commodities or commodity-linked derivative instruments in which they invest. A fund’s ability to invest in commodity-related ETFs may be limited by its intention to qualify as a RIC under the Code. In addition, under recent amendments to rules of the Commodity Futures Trading Commission (CFTC), a fund’s investment in commodity-related ETFs may subject the fund and/or the Advisor to certain registration, disclosure and reporting requirements of the CFTC. The Advisor will monitor a fund’s use of commodity-related ETFs to determine whether the fund and/or the Advisor will need to comply with CFTC rules.
IPO Risk. Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. A fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences.
Lending of Portfolio Securities. To generate additional income, a fund may lend a percentage of its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations, in exchange for collateral in the form of cash or US government securities. By lending its investment securities, a fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to a fund. A fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with a fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises or the value of non-cash collateral declines (i.e., the borrower “marks to the market” on a daily basis), (c) the loan be made subject to termination by a fund at any time, and (d) a fund receives a reasonable return on the loan (consisting of the return achieved on investment of the cash collateral, less the rebate owed to borrowers, plus distributions on the loaned securities and any increase in their market value). A fund may pay reasonable fees in connection with loaned securities, pursuant to written contracts, including fees paid to a fund’s custodian and fees paid to a securities lending agent, including a securities lending agent that is an affiliate of the Advisor. Voting rights may pass with the loaned securities, but if an event occurs that the Advisor determines to be a material event affecting an investment on loan, the loan must be called and the securities voted. Cash collateral received by a fund may be invested in a money market fund managed by the Advisor (or one of its affiliates).
A fund is subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments. To the extent the value or return of a fund’s investments of the cash collateral declines below the amount owed to a borrower, a fund may incur losses that exceed the amount it earned on lending the security. If the borrower defaults on its obligation to return securities lent because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities lent or gaining access to collateral. If a fund is not able to recover securities lent, a fund, through its securities lending agent, may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. However, loans will be made only to borrowers selected by a fund’s delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower. A fund also bears the risk that the contractual obligations of its securities lending agent and/or the borrower may not cover all potential losses to the fund in connection with the securities lending transaction.
In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income.
Micro-Cap Companies. Micro-capitalization company stocks have customarily involved more investment risk than large company stocks. There can be no assurance that this will continue to be true in the future. Micro-capitalization companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. The prices of micro-capitalization company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information.
Also, because micro-capitalization companies normally have fewer shares outstanding and these shares trade less frequently than large companies, it may be more difficult for a fund to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices.
Some of the companies in which a fund may invest may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel. The securities of micro-capitalization companies are often traded over-the-counter and may not be traded in the volumes typical on a national securities exchange. Consequently, in order to sell this type of holding, a fund may need to discount the securities from recent prices or dispose of the securities over a long period of time.
Mining and Exploration Risks. The business of mining by its nature involves significant risks and hazards, including environmental hazards, industrial accidents, labor disputes, discharge of toxic chemicals, fire, drought, flooding and natural acts. The occurrence of any of these hazards can delay production, increase production costs and result in liability to the operator of the mines. A mining operation may become subject to liability for pollution or other hazards against which it has not insured or cannot insure, including those in respect of past mining activities for which it was not responsible.
Exploration for gold and other precious metals is speculative in nature, involves many risks and frequently is unsuccessful. There can be no assurance that any mineralisation discovered will result in an increase in the proven and probable reserves of a mining operation. If reserves are developed, it can take a number of years from the initial phases of drilling and identification of mineralisation until production is possible, during which time the economic feasibility of production may change. Substantial expenditures are required to establish ore reserves properties and to construct mining and processing facilities. As a result of these uncertainties, no assurance can be given that the exploration programs undertaken by a particular mining operation will actually result in any new commercial mining.
Municipal Securities Risk. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades or the bankruptcy, of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. In addition, there is a risk that, as a result of the recent economic crisis, the ability of any issuer to pay, when due, the principal or interest on its municipal bonds may be materially affected. Certain municipalities may have difficulty meeting their obligations due to, among other reasons, changes in underlying demographics.
Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to government regulation, taxation, legislative changes or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation, utilities and water and sewer, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market. A number of municipalities have had significant financial problems recently, and these and other municipalities could, potentially, continue to experience significant financial problems resulting from lower tax revenues and/or decreased aid from state and local governments in the event of an economic downturn. This could potentially decrease the fund’s income or hurt its ability to preserve capital and liquidity. Municipal securities may include revenue bonds, which are generally backed by revenue from a specific project or tax. The issuer of a revenue bond makes interest and principal payments from revenues generated from a particular source or facility, such as a tax on particular property or revenues generated from a municipal water or sewer utility or an airport. Revenue bonds generally are not backed by the full faith and credit and general taxing power of the issuer. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets due to factors such as lower property tax collections as a result of lower home values, lower sales tax revenues as a result of consumers cutting back spending and lower income tax revenue as a result of a higher unemployment rate. In addition, since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. Municipal instruments may be susceptible to periods of economic stress, which could affect the market values and marketability of many or all municipal obligations of issuers in a state, US territory, or possession. The municipal securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates).
The market for municipal bonds may be less liquid than for taxable bonds. There may also be less publicly available information on the financial condition of issuers of municipal securities than for public corporations. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for the fund to value accurately than securities of public corporations. Since the fund invests a significant portion of its portfolio in municipal securities, the fund’s portfolio may have greater exposure to liquidity risk than a fund that invests in non-municipal securities. In addition, the value and liquidity of many municipal securities have decreased as a result of the recent financial crisis, which has also adversely affected many municipal securities issuers and may continue to do so. The markets for many credit instruments, including municipal securities, have experienced periods of illiquidity and extreme volatility since the latter half of 2007. In response to the global economic downturn, governmental cost burdens may be reallocated among federal, state and local governments. In addition, issuers of municipal securities may seek protection under the bankruptcy laws. For example, Chapter 9 of the United States Code (the “Bankruptcy Code”) provides a financially distressed municipality protection from its creditors while it develops and negotiates a plan for reorganizing its debts. “Municipality” is defined broadly by the Bankruptcy Code as a “political subdivision or public agency or instrumentality of a state” and may include various issues of securities in which the fund invests. The reorganization of a municipality’s debts may include extending debt maturities, reducing the amount of principal or interest, refinancing the debt or taking other measures, which may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of the fund’s investments.
Some longer-term municipal securities give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request – usually one to seven days. This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, the fund would hold the longer-term security, which could experience substantially more volatility. Municipal securities are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate more with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.
Prices and yields on municipal securities are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Available information about the financial condition of an issuer of municipal securities may not be as extensive as that which is made available by corporations whose securities are publicly traded. As a result, municipal securities may be more difficult to value than securities of public corporations.
Many state and local governments that issue municipal securities are currently under significant economic and financial stress and may not be able to satisfy their obligations. The taxing power of any governmental entity may be limited and an entity’s credit may depend on factors which are beyond the entity’s control.

Electric Utilities Bond Risk. The electric utilities industry has been experiencing, and will continue to experience, increased competitive pressures. Federal legislation may open transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (a) the availability and cost of fuel; (b) the availability and cost of capital; (c) the effects of conservation on energy demand; (d) the effects of rapidly changing environmental, safety and licensing requirements, and other federal, state and local regulations, (e) timely and sufficient rate increases and governmental limitations on rates charged to customers; (f) the effects of opposition to nuclear power; (g) increases in operating costs; and (h) obsolescence of existing equipment, facilities and products.
Industrial Development Bond Risk. Industrial developments bonds are revenue bonds issued by or on behalf of public authorities to obtain funds to finance various public and/or privately operated facilities, including those for business and manufacturing, housing, sports, pollution control, airport, mass transit, port and parking facilities. These bonds are normally secured only by the revenues from the project and not by state or local government tax payments. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations. Payment of interest on and repayment of principal of such bonds are the responsibility of the user and/or any guarantor. These bonds are subject to a wide variety of risks, many of which relate to the nature of the specific project. Generally, the value and credit quality of these bonds are sensitive to the risks related to an economic slowdown.
Lease Obligations Risk. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain “nonappropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing “non-appropriation” clauses are dependent on future legislative actions. If these legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property. In such circumstances, the fund might not recover the full principal amount of the obligation.
Municipal Bond Tax Risk. There is no guarantee that the fund’s income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for US federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax (“AMT”) rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.
Municipal Market Disruption Risk. The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of a municipal fund’s distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund’s holdings would be affected. Municipal bankruptcies are relatively rare, and certain provisions of the US Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal securities or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of the fund’s municipal securities in the same manner. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by the fund.
Resource Recovery Bond Risk. Resource recovery bonds are a type of revenue bond issued to build facilities such as solid waste incinerators or waste-to-energy plants. Typically, a private corporation is involved, at least during the construction phase, and the revenue stream is secured by fees or rents paid by municipalities for use of the facilities. These bonds are normally secured only by the revenues from the project and not by state or local government tax receipts. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations. The viability of a resource recovery project, environmental protection regulations, and project operator tax incentives may affect the value and credit quality of resource recovery bonds.
Special Tax Bond Risk. Special tax bonds are usually backed and payable through a single tax, or series of special taxes such as incremental property taxes. The failure of the tax levy to generate adequate revenue to pay the debt service on the bonds may cause the value of the bonds to decline. Adverse conditions and developments affecting a particular project may result in lower revenues to the issuer of the municipal securities, which may adversely affect the value of the fund’s portfolio.
Transportation Bond Risk. Transportation bonds may be issued to finance the construction of airports, toll roads, highways or other transit facilities. Airport bonds are dependent on the general stability of the airline industry and on the stability of a specific carrier who uses the airport as a hub. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs and availability also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation. Municipal securities that are issued to finance a particular transportation project often depend solely on revenues from that project to make principal and interest payments. Adverse conditions and developments affecting a particular project may result in lower revenues to the issuer of the municipal securities.
Water and Sewer Bond Risk. Water and sewer revenue bonds are often considered to have relatively secure credit as a result of their issuer’s importance, monopoly status and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run-off or snow pack is a concern that has led to past defaults. Further, public resistance to rate increases, costly environmental litigation, and federal environmental mandates are challenges faced by issuers of water and sewer bonds.
Preferred Stock. Preferred stock is an equity security, but possesses certain attributes of debt securities. Holders of preferred stock normally have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, but do not otherwise participate in amounts available for distribution by the issuing corporation. Dividends on preferred stock may be cumulative, and, in such cases, all cumulative dividends usually must be paid prior to dividend payments to common stockholders. Preferred stock has a preference (i.e., ranks higher) in liquidation (and generally dividends) over common stock, but is subordinated (i.e., ranks lower) in liquidation to fixed income securities. Because of this preference, preferred stocks generally entail less risk than common stocks. As a general rule, the market value of preferred stocks with fixed dividend rates and no conversion rights moves inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities (e.g., common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks.

All preferred stocks are also subject to the same types of credit risks as corporate bonds. In addition, because preferred stock is subordinate to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by S&P and Moody’s although there is no minimum rating which a preferred stock must have to be an eligible investment for a fund.
In summary, there are a number of special risks associated with investing in preferred stocks, including:
Credit and Subordination Risk. Credit risk is the risk that a preferred stock in a fund’s portfolio will decline in price or the issuer of the preferred stock will fail to make dividend, interest, or principal payments when due because the issuer experiences a decline in its financial status. As noted above, preferred stocks are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income, claims to corporate assets, and liquidation payments and, therefore, will be subject to greater credit risk than more senior debt instruments.
Interest Rate Risk. Interest rate risk is the risk that a preferred stock will decline in value because of changes in market interest rates. As described above, when market interest rates rise, the market value of a preferred stock generally will generally fall. Preferred stocks with longer periods before maturity may be more sensitive to interest rate changes.
Deferral and Omission Risk. Preferred stocks may have provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer. In certain cases, deferring or omitting distributions may be mandatory. If a fund owns a preferred stock that is deferring its distributions, the fund may be required to report income for tax purposes although it has not yet received such income.
Call, Reinvestment, and Income Risk. During periods of declining interest rates, an issuer may be able to exercise an option to redeem its outstanding preferred stock at par earlier than scheduled, which is generally known as call risk. If this occurs, a fund may be forced to reinvest in lower yielding securities. This is known as reinvestment risk. Preferred stocks frequently have call features that allow the issuer to repurchase the stock prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the obligation at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer, or in the event of regulatory changes affecting the capital treatment of its outstanding preferred stock. Another risk associated with a declining interest rate environment is that the income from a fund’s portfolio may decline over time when the fund invests the proceeds from share sales at market interest rates that are below the portfolio’s current earnings rate.
Liquidity Risk. Certain preferred stocks may be substantially less liquid than many other stocks, such as common stocks or US government securities. Illiquid preferred stocks involve the risk that the stock may not be able to be sold at the time desired by a fund or at prices approximating the value at which the fund is carrying the stock on its books.
Limited Voting Rights Risk. Generally, traditional preferred stocks offer no voting rights with respect to the issuer unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred stock holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred stock holders no longer have voting rights.
Special Redemption Rights Risk. In certain varying circumstances, an issuer of preferred stock may redeem the stock prior to a specified date. For instance, for certain types of preferred stocks, a redemption may be triggered by a change in US federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the preferred stock held by a fund.
Lastly, dividends from certain preferred stocks may not be eligible for the corporate dividends-received deduction or for treatment.
Privatized Enterprises. A fund may invest in foreign securities which may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A fund’s investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.
In certain jurisdictions, the ability of foreign entities, such as a fund, to participate in privatizations may be limited by local law, or the price or terms on which a fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.
In the case of the enterprises in which a fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.
Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization of management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as an enterprise’s prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.
Prior to privatization, most of the state enterprises in which a fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.
Repurchase Agreements. A repurchase agreement is an instrument under which the purchaser (i.e., a fund) acquires the security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the purchaser’s holding period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by each fund but only to constitute collateral for the seller’s obligation to pay the repurchase price, and, in the event of a default by the seller, each fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.
In any repurchase transaction, collateral for a repurchase agreement may include cash items, obligations issued by the US government or its agencies or instrumentalities and any other debt security that the Advisor and/or Subadvisor, as applicable, determines at the time the repurchase agreement is entered into: (i) is issued by an issuer that has an exceptionally strong capacity to meet its financial obligations; and (ii) is sufficiently liquid that it can be sold at approximately its carrying value in the ordinary course of business within seven calendar days. Collateral, however, is not limited to the foregoing and may include for example obligations rated below the highest category by NRSROs. Collateral for a repurchase agreement may also include securities that a fund could not hold directly without the repurchase obligation.
Repurchase agreements pose certain risks for a fund that utilizes them. Such risks are not unique to the funds but are inherent in repurchase agreements. The funds seek to minimize such risks but such risks cannot be eliminated. Lower quality collateral and collateral with longer maturities may be subject to greater price fluctuations than higher quality collateral and collateral with shorter maturities. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty’s repurchase obligation, a fund would retain the status of an unsecured creditor of the counterparty (i.e., the position the fund would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall. As an unsecured creditor, a fund would be at risk of losing some or all of the principal and income involved in the transaction.
Restricted Securities/Rule 144A Securities. The funds may invest in securities offered pursuant to Rule 144A under the 1933 Act (“Rule 144A securities”), which are restricted securities. They may be less liquid and more difficult to value than other investments because such securities may not be readily marketable in broad public markets. The funds may not be able to sell a restricted security promptly or at a reasonable price. Although there is a substantial institutional market for Rule 144A securities, it is not possible to predict exactly how the market for Rule 144A securities will develop. A restricted security that was liquid at the time of purchase may subsequently become illiquid and its value may decline as a result. Restricted securities that are deemed illiquid will count towards a fund’s limitation on illiquid securities. In addition, transaction costs may be higher for restricted securities than for more liquid securities. The funds may have to bear the expense of registering Rule 144A securities for resale and the risk of substantial delays in effecting the registration.
Reverse Repurchase Agreements. A fund may enter into “reverse repurchase agreements,” which are repurchase agreements in which a fund, as the seller of the securities, agrees to repurchase such securities at an agreed time and price. Under a reverse repurchase agreement, a fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. A fund’s obligations under reverse repurchase agreements are treated as borrowings requiring the necessary asset coverage under Section 18(f) of the 1940 Act. Such transactions may increase fluctuations in the market value of fund assets and its yield.
Russian Securities. As a result of political and military actions undertaken by Russia in recent years, including the military incursions in Ukraine in February 2022, the US, the European Union and other countries have instituted broad-ranging economic sanctions against Russia and certain Russian individuals, banking entities and corporations. Among other things, these sanctions froze certain Russian assets, prohibited trading in certain Russian securities and doing business with certain Russian individuals and entities, including large financial institutions. These sanctions also included the removal of some Russian banks from the Society for Worldwide Interbank Financial Telecommunications (SWIFT), the electronic network that connects banks globally. These sanctions, and any additional sanctions or other intergovernmental actions that may be undertaken against Russia in the future, may result in the devaluation of Russian currency, a downgrade in Russia’s credit rating, and a decline in the value and liquidity of Russian securities. Retaliatory actions or countermeasures that are being taken or may be taken in the future by Russia (including cyberattacks on other governments, corporations or individuals, the closure of Russian securities markets or the seizure of foreign residents’ assets), may further decrease the value and liquidity of Russian securities. Any or all of these potential results could push Russia’s economy into a recession. In addition, beginning in March 2022, certain index providers began removing Russian securities from their indices, including certain indices utilized by the funds. As a result of the sanctions, Russian government countermeasures, trading halts on U.S. and non-U.S. exchanges and the collective impact on the trading markets for Russian securities, a fund’s ability to buy and sell Russian investments has been impaired. For example, a fund may be required to freeze or otherwise be unable to sell or deliver existing investments in Russian securities, including, for index-based ETFs, securities that may have been removed from a fund’s Underlying Index, or may be prohibited from investing or otherwise be unable to invest in certain Russian securities. As a result, certain funds have used, and may in the future use, fair valuation procedures approved by the Board to value certain Russian securities, which could result in such securities being valued at zero. These sanctions, and the continued disruption of the Russian economy, could have a negative effect on the performance of a fund to the extent their Underlying Indexes and/or their portfolios contain the securities of Russian issuers. It is impossible to predict when the sanctions imposed as a result of the Russian incursion into Ukraine, restrictions on trading Russian securities or other ramifications for the Russian economy and financial markets around the world will be relieved.
Short Sales. When a fund makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. Each fund may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities. Each fund secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, US Government securities or other liquid securities similar to those borrowed. With respect to uncovered short positions, the funds are required to deposit similar collateral with its custodian, if necessary, to the extent that the value of both collateral deposits in the aggregate is at all times equal to at least 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within 90 days without restriction other than the payment of money). Depending on arrangements made with the broker-dealer from which a fund borrowed the security, regarding payment received by the fund on such security, the fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer. Because making short sales in securities that it does not own exposes a fund to the risks associated with those securities, such short sales involve speculative exposure risk. Each fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. Each fund will realize a gain on a short sale if the security declines in price between those dates. There can be no assurance that the funds will be able to close out a short sale position at any particular time or at an acceptable price.
Each fund may also make short sales “against the box” without being subject to such limitations. In a short sale “against-the-box,” at the time of the sale, a fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost. If a fund makes a short sale against the box, the fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, a fund will deposit in escrow in a separate account with the custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. Each fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the fund because the fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.
Short-Term Instruments and Temporary Investments. Short-term instruments, including money market instruments, may be used on an ongoing basis to provide liquidity or for other reasons, including, for index-based ETFs, to the extent necessary to help each fund track its underlying index. Money market instruments are generally short-term investments that may include but are not limited to: (i) Shares of money market funds (including those advised by the Advisor and/or Subadvisor, as applicable); (ii) obligations issued or guaranteed by the US government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed-time deposits and other obligations of US and non-US banks (including non-US branches) and similar institutions; (iv) commercial paper rated, at the date of purchase, “Prime-1” by Moody’s Investors Service, Inc. or “A-1” by Standard & Poor’s Financial Services LLC or, if unrated, of comparable quality as determined by the Advisor and/or Subadvisor, as applicable; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the credit quality requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term US dollar-denominated obligations of non-US banks (including US branches) that, in the opinion of the Advisor and/or Subadvisor, as applicable, are of comparable quality to obligations of US banks which may be purchased by a fund. Any of these instruments may be purchased on a current or forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.
Small Companies. The Advisor believes that many small companies often may have sales and earnings growth rates that exceed those of larger companies, and that such growth rates may, in turn, be reflected in more rapid share price appreciation over time. Investing in smaller company stocks, however, involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time or their stock values may fluctuate more sharply than other securities). Transaction costs in smaller company stocks may be higher than those of larger companies.
Special Taxation Risks for Funds that Invest in Underlying Funds. To the extent a fund invests in an Underlying Fund, the fund’s exposure to the portfolio investments of such Underlying Fund through its investment in the Underlying Fund’s shares may be less tax efficient than the fund investing directly in the Underlying Fund’s portfolio investments.

The fund will not be able to offset its taxable income and gains with losses incurred by the Underlying Fund because the Underlying Fund is treated as a corporation for US federal income tax purposes. The fund’s sales of shares in the Underlying Fund, including those resulting from changes in the fund’s allocation of assets, could cause the recognition of additional taxable gains. A portion of any such gains may be short-term capital gains, which will be taxable as ordinary dividend income when distributed to the fund’s shareholders.
Further, certain losses recognized on sales of shares in an Underlying Fund may be deferred indefinitely under the wash sale rules. Any loss realized by the fund on a disposition of shares in an Underlying Fund held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the fund of net long-term capital gain with respect to the Underlying Fund’s shares (including any amounts credited to the fund as undistributed capital gains). Short-term capital gains earned by the Underlying Fund will be treated as ordinary dividends when distributed to the fund and therefore may not be offset by any short-term capital losses incurred by the fund. The fund’s short-term capital losses might instead offset long-term capital gains realized by the fund, which would otherwise be eligible for reduced US federal income tax rates when distributed to individual and certain other non-corporate shareholders.
Structured Notes (including Equity-Linked Notes (ELNs)). Structured notes are hybrid debt securities, the interest rate or principal of which is determined by reference to changes in value of a specific security or securities, reference rate, or index. ELNs are a type of structured note that have their principal and/or interest based on the performance of a single equity security, a basket of equity securities, or an equity index. ELNs may be designed to provide for protection of principal in exchange for limited participation in the appreciation of the underlying equity securities or equity index, or may not be principal protected. In addition, ELNs may be leveraged or unleveraged, and may trade on a securities exchange, on over-the-counter markets or through privately negotiated transactions. Because ELNs are structured to seek the characteristics of the underlying equity securities or equity index with written call options or put options, the fund may not benefit fully from an increase in value of the underlying instrument. Correlation between the price of an ELN and the underlying instruments may be imperfect. Indexed securities, similar to structured notes, are typically, but not always, debt securities whose value at maturity or coupon rate is determined by reference to other securities. The performance of a structured note or indexed security is based upon the performance of the underlying instrument.
The terms of a structured note may provide that, in certain circumstances, no principal is due on maturity and, therefore, may result in loss of investment. Structured notes may be indexed positively or negatively to the performance of the underlying instrument such that the appreciation or deprecation of the underlying instrument will have a similar effect to the value of the structured note at maturity or at the time of any coupon payment. In addition, changes in the interest rate and value of the principal at maturity may be fixed at a specific multiple of the change in value of the underlying instrument, making the value of the structured note more volatile than the underlying instrument. In addition, structured notes may be less liquid and more difficult to price accurately than less complex securities or traditional debt securities. Structured notes are also subject to counterparty risk, which is the risk that the issuer of the structured note will default on its commitments. Structured notes, including ELNs, based on underlying equity instruments have the risks inherent in the underlying equity instruments, including market risk, but are also exposed to risks applicable to debt instruments, such as credit risk and interest rate risk.
The federal income tax treatment of a structured note will depend on the particular features of the structured note and in some cases may be uncertain. No assurance can be given that the IRS will accept, or a court will uphold, how a fund characterizes and treats structured notes for federal income tax purposes.
US Government Securities. A fund may invest in obligations issued or guaranteed as to both principal and interest by the US government, its agencies, instrumentalities or sponsored enterprises which include: (a) direct obligations of the US Treasury; and (b) securities issued or guaranteed by US government agencies.

Examples of direct obligations of the US Treasury are Treasury bills, notes, bonds and other debt securities issued by the US Treasury. These instruments are backed by the “full faith and credit” of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.
Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the US Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the US Treasury, there is no guarantee that the US government will provide support to such agencies and such securities may involve risk of loss of principal and interest.
US government securities may include “zero coupon” securities that have been stripped by the US government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a US government agency or instrumentality. Because interest on zero coupon securities is not distributed on a current basis but is, in effect, compounded, zero coupon securities tend to be subject to greater risk than interest-paying securities of similar maturities.
Interest rates on US government securities may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day US Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.
The government guarantee of the US government securities in a fund’s portfolio does not guarantee the net asset value of the shares of a fund. There are market risks inherent in all investments in securities and the value of an investment in a fund will fluctuate over time. Normally, the value of investments in US government securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in US government securities will tend to decline, and as interest rates fall the value of a fund’s investments in US government securities will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain mortgage-backed securities, such as GNMA Certificates. Prepayments of high interest rate mortgage-backed securities during times of declining interest rates will tend to lower the return of a fund and may even result in losses to a fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of mortgage-backed securities may decline, resulting in the extension of a fund’s average portfolio maturity. As a result, a fund’s portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.
Because of the rising US government debt burden and potential limitations caused by the statutory debt ceiling, it is possible that the US government may not be able to meet its financial obligations or that securities issued by the US government may experience credit downgrades. In the past, US sovereign credit has experienced downgrades and there can be no guarantee that it will not experience further downgrades in the future by rating agencies. Such a credit event may adversely impact the financial markets and the fund. From time to time, uncertainty regarding the status of negotiations in the US government to increase the statutory debt ceiling and/or failure to increase the statutory debt ceiling could increase the risk that the US government may default on payments on certain US government securities, cause the credit rating of the US government to be downgraded or increase volatility in financial markets, result in higher interest rates, reduce prices of US Treasury securities and/or increase the costs of certain kinds of debt.
Warrants. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a fund were not exercised by the date of its expiration, a fund would lose the entire purchase price of the warrant.

When-Issued and Delayed-Delivery Securities. A fund may purchase securities on a when-issued or delayed-delivery basis. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a “when, as and if issued” basis, under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The value of such securities is subject to market fluctuation during this period and no interest or income, as applicable, accrues to a fund until settlement takes place.
At the time a fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. Rule 18f-4 under the 1940 Act permits a fund to invest in a security on a when-issued or delayed-delivery basis and the transaction will be deemed not to involve a senior security, provided that the fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date. If a fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When a fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade and is, therefore, exposed to counterparty risk. Failure of the seller to do so may result in a fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.
Investments, Practices and Techniques, and Risks of the Underlying Money Market Funds
To the extent that a fund invests in a money market fund advised by DWS Investment Management Americas, Inc., an affiliate of DBX, certain of these risks would also apply to that fund.
Adjustable Rate Securities. The interest rates paid on the adjustable rate securities in which a fund invests generally are readjusted at periodic intervals, usually by reference to a predetermined interest rate index. Adjustable rate securities include US government securities and securities of other issuers. Some adjustable rate securities are backed by pools of mortgage loans. There are three main categories of interest rate indices: those based on US Treasury securities, those derived from a calculated measure such as a cost of funds index and those based on a moving average of mortgage rates. Commonly used indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year Secured Overnight Financing Rate (SOFR), the prime rate of a specific bank or commercial paper rates. As with fixed-rates securities, changes in market interest rates and changes in the issuer’s creditworthiness may affect the value of adjustable rate securities.
Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index (Cost of Funds Index), tend to lag behind changes in market rate levels and tend to be somewhat less volatile. To the extent that the Cost of Funds index may reflect interest changes on a more delayed basis than other indices, in a period of rising interest rates, any increase may produce a higher yield later than would be produced by such other indices, and in a period of declining interest rates, the Cost of Funds index may remain higher for a longer period of time than other market interest rates, which may result in a higher level of principal prepayments on adjustable rate securities which adjust in accordance with the Cost of Funds index than adjustable rate securities which adjust in accordance with other indices. In addition, dislocations in the member institutions of the 11th District Federal Home Loan Bank in recent years have caused and may continue to cause the Cost of Funds index to change for reasons unrelated to changes in general interest rate levels. Furthermore, any movement in the Cost of Funds index as compared to other indices based upon specific interest rates may be affected by changes in the method used to calculate the Cost of Funds index.

If prepayments of principal are made on the securities during periods of rising interest rates, a fund generally will be able to reinvest such amounts in securities with a higher current rate of return. However, a fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate securities held as investments by a fund to exceed the maximum allowable annual or lifetime reset limits (cap rates) for a particular adjustable rate security. Also, a fund’s net asset value could vary to the extent that current yields on adjustable rate securities are different than market yields during interim periods between coupon reset dates.
During periods of declining interest rates, the coupon rates may readjust downward, resulting in lower yields to a fund. Further, because of this feature, the value of adjustable rate securities is unlikely to rise during periods of declining interest rates to the same extent as fixed-rate instruments. Interest rate declines may result in accelerated prepayment of adjustable rate securities, and the proceeds from such prepayments must be reinvested at lower prevailing interest rates.
Borrowing. Under the 1940 Act, a fund is required to maintain continuous asset coverage of 300% with respect to permitted borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidation of a fund's holdings may be disadvantageous from an investment standpoint.
Credit Facility. A fund and other affiliated funds (“Participants”) share in a revolving credit facility provided by a syndication of banks. A fund may borrow money under this credit facility for temporary or emergency purposes, including the funding of shareholder redemption requests, that otherwise might require the untimely disposition of securities. A fund’s ability to borrow is subject to the terms and conditions of its credit arrangements, which in some cases may limit the fund’s ability to borrow under the credit facility. Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is charged to a fund on its borrowings at current commercial rates. A fund can prepay loans at any time and may at any time terminate, or from time to time reduce, without the payment of a premium or penalty, its commitment under the credit facility subject to compliance with certain conditions.
Borrowing may exaggerate changes in the net asset value of fund shares and in the return on a fund’s portfolio. Borrowing will cost a fund interest expense and other fees, which may reduce a fund’s return. A fund is required to maintain continuous asset coverage with respect to its borrowings and may be required to sell some of its holdings to reduce debt and restore coverage at times when it is not advantageous to do so. There is no assurance that a borrowing strategy will be successful. Upon the expiration of the term of a fund’s existing credit arrangement, the lender may not be willing to extend further credit to a fund or may only be willing to do so at an increased cost to a fund. If a fund is not able to extend its credit arrangement, it may be required to liquidate holdings to repay amounts borrowed from the lender. Because the funds are joint participants in the credit facility, any given fund may be unable to borrow some or all of its requested amount at any particular time. This may be true particularly during times of market stress. In addition, if a fund’s assets increase, there is no assurance that the lender will be willing to make additional loans to a fund in order to allow it to borrow the amounts desired by a fund to facilitate redemptions.
Commodity Pool Operator Exclusion. The Advisor currently intends to operate the fund (unless otherwise noted) in compliance with the requirements of Rule 4.5 of the Commodity Futures Trading Commission (CFTC). As a result, a fund is not deemed to be a “commodity pool” under the Commodity Exchange Act (CEA) and will be limited in its ability to use futures and options on futures or commodities or engage in swap transactions for other than bona fide hedging purposes. Provided a fund operates within the limits of Rule 4.5 of the CFTC, a fund will be excluded from registration with and regulation under the CEA and the Advisor will not be deemed to be a “commodity pool operator” with respect to the operations of a fund. If a fund were no longer able to claim the exclusion, the fund and the Advisor would be subject to regulation under the CEA.
Credit Enhancement. Mortgage-backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failure by obligors on underlying assets to make payments, such securities may contain elements of credit enhancement. Such credit enhancement falls into two categories: (1) liquidity protection and (2) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties; through various means of structuring the transaction; or through a combination of such approaches. A fund may pay any additional fees for such credit enhancement, although the existence of credit enhancement may increase the price of a security.
The ratings of mortgage-backed securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.
Examples of credit enhancement arising out of the structure of the transaction include “senior-subordinated securities” (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of “reserve funds” (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and “over-collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit enhancement provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.
Certain of a fund’s other investments may be credit-enhanced by a guaranty, letter of credit, or insurance from a third party. Any bankruptcy, receivership, default, or change in the credit quality of the third party providing the credit enhancement may adversely affect the quality and marketability of the underlying security and could cause losses to a fund and affect a fund’s share price.
Fixed Income Securities. Fixed income securities, including corporate debt obligations, generally expose a fund to the following types of risk: (1) interest rate risk (the potential for fluctuations in bond prices due to changing interest rates); (2) income risk (the potential for a decline in a fund’s income due to falling market interest rates); (3) credit risk (the possibility that a bond issuer will fail to make timely payments of either interest or principal to a fund); (4) prepayment risk or call risk (the likelihood that, during periods of falling interest rates, securities with high stated interest rates will be prepaid, or “called” prior to maturity, requiring a fund to invest the proceeds at generally lower interest rates); and (5) extension risk (the likelihood that as interest rates increase, slower than expected principal payments may extend the average life of fixed income securities, which will have the effect of locking in a below-market interest rate, increasing the security’s duration and reducing the value of the security).
In periods of declining interest rates, the yield (income from a fixed income security held by a fund over a stated period of time) of a fixed income security may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of a fixed income security may tend to be lower than prevailing market rates. In addition, when interest rates are falling, the inflow of net new money to a fund will likely be invested in portfolio instruments producing lower yields than the balance of a fund’s portfolio, thereby reducing the yield of a fund. In periods of rising interest rates, the opposite can be true. The net asset value of a fund can generally be expected to change as general levels of interest rates fluctuate. The value of fixed income securities in a fund’s portfolio generally varies inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.
Corporate debt obligations generally offer less current yield than securities of lower quality, but lower-quality securities generally have less liquidity, greater credit and market risk, and as a result, more price volatility.

In a low or negative interest rate environment, debt instruments may trade at negative yields, which means the purchaser of the instrument may receive at maturity less than the total amount invested. In addition, in a negative interest rate environment, if a bank charges negative interest, instead of receiving interest on deposits, a depositor must pay the bank fees to keep money with the bank. To the extent a fund holds a negatively-yielding debt instrument or has a bank deposit with a negative interest rate, the fund would generate a negative return on that investment.
In response to market volatility and economic uncertainty in connection with the COVID-19 pandemic, the US government and certain foreign central banks took steps to stabilize markets by, among other things, reducing interest rates, including pursuing negative interest rate policies in some instances. In recent years, the US Federal Reserve and certain foreign central banks have raised interest rates in response to increased inflation. A rising interest rate environment may cause investors to move out of fixed-income and related securities on a large scale, which could adversely affect the price and liquidity of such securities and could also result in increased redemptions from a fund. Recent increased inflation may cause fixed-income securities and related markets to experience heightened levels of interest rate volatility and liquidity risk. A sharp rise in interest rates could cause a fund’s share price to decline. More recently, the US Federal Reserve and certain foreign central banks have subsequently cut interest rates as inflation has decreased.
These considerations may limit a fund’s ability to locate fixed-income instruments containing the desired risk/return profile. Changing interest rates could have unpredictable effects on the markets, may expose fixed-income and related markets to heightened volatility and potential illiquidity, and may increase interest rate risk for a fund.
Illiquid Securities. For funds other than money market funds, illiquid securities are investments that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to the fund’s liquidity risk management program (LRM Program) adopted pursuant to Rule 22e-4 under the 1940 Act. Under a fund’s LRM Program, the fund may not hold more than 15% of its net assets in illiquid securities. The LRM Program administrator is responsible for determining the liquidity classification of a fund’s investments and monitoring compliance with the 15% limit on illiquid securities. For money market funds operated in accordance with Rule 2a-7 under the 1940 Act, limitations on investment in illiquid securities include that a fund may not hold more than 5% of its total assets in illiquid securities, defined as securities that cannot be sold or disposed of in the ordinary course of business within seven calendar days at approximately the value ascribed to them by the fund. Money market funds are not subject to the requirements of Rule 22e-4 under the 1940 Act and therefore are not subject to the LRM Program. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and it may take longer to liquidate these positions than would be the case for publicly traded securities. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Certain securities may be deemed to be illiquid as a result of the Advisor’s receipt from time to time of material, non-public information about an issuer, which may limit the Advisor’s ability to trade such securities for the account of any of its clients, including a fund. In some instances, these trading restrictions could continue in effect for a substantial period of time. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment in illiquid securities is subject to the risk that should a fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of a fund’s net assets could be adversely affected.
Mutual funds do not typically hold a significant amount of illiquid securities because of the potential for delays on resale and uncertainty in valuation. A mutual fund might also have to register such illiquid securities in order to dispose of them, resulting in additional expense and delay. A fund selling its securities in a registered offering may be deemed to be an “underwriter” for purposes of Section 11 of the 1933 Act. In such event, a fund may be liable to purchasers of the securities under Section 11 if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading, although a fund may have a due diligence defense. Adverse market conditions could impede such a public offering of securities.
A large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, non-US securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.
Impact of Large Redemptions and Purchases of Fund Shares. From time to time, shareholders of a fund (which may include affiliated and/or non-affiliated registered investment companies that invest in a fund) may make relatively large redemptions or purchases of fund shares. These transactions may cause a fund to have to sell securities or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on a fund’s performance to the extent that a fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also accelerate the recognition of taxable income if sales of securities resulted in capital gains or other income and could also increase transaction costs, which may impact a fund’s expense ratio and adversely affect a fund’s performance.
Inflation. Inflation creates uncertainty over the future real value of an investment (the value after adjusting for inflation). The real value of certain assets or real income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of a fund's assets and distributions may decline. This risk is more prevalent with respect to debt securities held by a fund. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy. Moreover, a fund's investments may not keep pace with inflation, which may result in losses to fund shareholders or adversely affect the real value of shareholders' investment in a fund. Fund shareholders' expectation of future inflation can also impact the current value of a fund’s portfolio, resulting in lower asset values and potential losses. This risk may be elevated compared to historical market conditions and could be impacted by monetary policy measures and the current interest rate environment.
Interfund Borrowing and Lending Program. The DWS funds have received exemptive relief from the SEC, which permits the funds to participate in an interfund lending program. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with a fund’s investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings have a maximum duration of seven days. Loans may be called on one day’s notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Board.
Mortgage-Backed Securities. Mortgage-backed securities represent direct or indirect participations in or obligations collateralized by and payable from mortgage loans secured by real property, which may include subprime mortgages. A fund may invest in mortgage-backed securities issued or guaranteed by (i) US government agencies or instrumentalities such as the Government National Mortgage Association (GNMA) (also known as Ginnie Mae), the Federal National Mortgage Association (FNMA) (also known as Fannie Mae) and the Federal Home Loan Mortgage Corporation (FHLMC) (also known as Freddie Mac) or (ii) other issuers, including private companies.

GNMA is a government-owned corporation that is an agency of the US Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. Until recently, FNMA and FHLMC were government-sponsored corporations owned entirely by private stockholders. Both issue mortgage-related securities that contain guarantees as to timely payment of interest and principal but that are not backed by the full faith and credit of the US government. The value of the companies’ securities fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses. In mid-2008, the US Treasury was authorized to increase the size of home loans that FNMA and FHLMC could purchase in certain residential areas and, until 2009, to lend FNMA and FHLMC emergency funds and to purchase the companies’ stock. In September 2008, the US Treasury announced that FNMA and FHLMC had been placed in conservatorship by the Federal Housing Finance Agency (FHFA), a newly created independent regulator created under the Federal Housing Finance Regulatory Reform Act of 2008 (Reform Act). In addition to placing the companies in conservatorship, the US Treasury announced three additional steps that it intended to take with respect to FNMA and FHLMC. First, the US Treasury has entered into senior preferred stock purchase agreements (“SPSPAs”) under which, if the FHFA determines that FNMA’s or FHLMC’s liabilities have exceeded its assets under generally accepted accounting principles, the US Treasury will contribute cash capital to the company in an amount equal to the difference between liabilities and assets. The SPSPAs are designed to provide protection to the senior and subordinated debt and the mortgage-backed securities issued by FNMA and FHLMC. Second, the US Treasury established a new secured lending credit facility that is available to FNMA and FHLMC, which terminated on December 31, 2009. Third, the US Treasury initiated a temporary program to purchase FNMA and FHLMC mortgage-backed securities, which terminated on December 31, 2009. No assurance can be given that the US Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by FNMA and FHLMC will be successful, or, with respect to initiatives that have expired, that the US Treasury would undertake similar initiatives in the future.
FHFA, as conservator or receiver for FNMA and FHLMC, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver. FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor.
In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders. Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.
In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of forty-five (45) or ninety (90) days following the appointment of FHFA as conservator or receiver, respectively.
On June 3, 2019, under the Federal Housing Finance Agency’s “Single Security Initiative” intended to maximize liquidity for both Fannie Mae and Freddie Mac mortgage-backed securities in the TBA security market, Fannie Mae and Freddie Mac expect to start issuing uniform mortgage-backed securities (“UMBS”) in place of their current separate offerings of TBA-eligible mortgage-backed securities. The issuance of UMBS may not achieve the intended results and may have unanticipated or adverse effects on the market for mortgage-backed securities.
The market value and yield of these mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans with a maximum maturity of 30 years. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages, and may expose a fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by a fund, the prepayment right will tend to limit to some degree the increase in net asset value of a fund because the value of the mortgage-backed securities held by a fund may not appreciate as rapidly as the price of non-callable debt securities. Mortgage-backed securities are subject to the risk of prepayment and the risk that the underlying loans will not be repaid. Because principal may be prepaid at any time, mortgage-backed securities may involve significantly greater price and yield volatility than traditional debt securities. At times, a fund may invest in securities that pay higher than market interest rates by paying a premium above the securities’ par value. Prepayments of these securities may cause losses on securities purchased at a premium. Unscheduled payments, which are made at par value, will cause a fund to experience a loss equal to any unamortized premium.
When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the life of a mortgage-related security and increasing the price volatility of that security, affecting the price volatility of a fund’s shares. The negative effect of interest rate increases on the market-value of mortgage backed securities is usually more pronounced than it is for other types of fixed-income securities potentially increasing the volatility of a fund.
Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.
Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A fund may buy mortgage-related securities without insurance or guarantees. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Due to prepayments of the underlying mortgage instruments, mortgage-backed securities do not have a known actual maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns. The assumption is based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants could produce somewhat different average life estimates with regard to the same security. There can be no assurance that the average estimated life of portfolio securities will be the actual average life of such securities.
Fannie Mae Certificates. Fannie Mae is a federally chartered corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. The obligations of Fannie Mae are obligations solely of Fannie Mae and are not backed by the full faith and credit of the US government.
Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (1) fixed-rate level payment mortgage loans; (2) fixed-rate growing equity mortgage loans; (3) fixed-rate graduated payment mortgage loans; (4) variable rate mortgage loans; (5) other adjustable rate mortgage loans; and (6) fixed-rate and adjustable mortgage loans secured by multifamily projects.
Freddie Mac Certificates. Freddie Mac is a federally chartered corporation of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (FHLMC Act). The obligations of Freddie Mac are obligations solely of Freddie Mac and are not backed by the full faith and credit of the US government.
Freddie Mac Certificates represent a pro rata interest in a group of conventional mortgage loans (Freddie Mac Certificate group) purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed-rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participating interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.
Ginnie Mae Certificates. The National Housing Act of 1934, as amended (Housing Act), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 (FHA Loans), or guaranteed by the Department of Veterans Affairs under the Servicemen’s Readjustment Act of 1944, as amended (VA Loans), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the US government is pledged to the payment of all amounts that may be required to be paid under any Ginnie Mae guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the US Treasury with no limitations as to amount.
The Ginnie Mae Certificates in which a fund invests will represent a pro rata interest in one or more pools of the following types of mortgage loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate graduated payment mortgage loans; (3) fixed-rate growing equity mortgage loans; (4) fixed-rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buy down” mortgage loans); (8) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage backed serial notes.
Multiple Class Mortgage-Backed Securities. A fund may invest in multiple class mortgage-backed securities including collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMIC Certificates). These securities may be issued by US government agencies and instrumentalities such as Fannie Mae or Freddie Mac or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of mortgage loans or mortgage-backed securities the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities. REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities. To the extent that a CMO or REMIC Certificate is collateralized by Ginnie Mae guaranteed mortgage-backed securities, holders of the CMO or REMIC Certificate receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether the mortgagor actually makes the payments, as a result of the GNMA guaranty, which is backed by the full faith and credit of the US government. The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively.
Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. These certificates are obligations solely of Fannie Mae and are not backed by the full faith and credit of the US government. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.
Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates (PCs). These certificates are obligations solely of Freddie Mac and are not backed by the full faith and credit of the US government. PCs represent undivided interests in specified level payment residential mortgages or participations therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal of certain PCs.
CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the underlying mortgage loans or the mortgage-backed securities underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.
The principal of and interest on the mortgage-backed securities may be allocated among the several tranches in various ways. In certain structures (known as sequential pay CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the mortgage-backed securities generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full. Additional structures of CMOs and REMIC Certificates include, among others, “parallel pay” CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the mortgage-backed securities to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.
A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (Z Bonds), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (PAC) certificates, which are parallel pay REMIC Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (PAC Certificates), even though all other principal payments and prepayments of the mortgage-backed securities are then required to be applied to one or more other classes of the PAC Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage-backed securities. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

The prices of certain CMOs and REMIC Certificates, depending on their structure and the rate of prepayments, may be volatile. Some CMOs may also not be as liquid as other securities. In addition, the value of a CMO or REMIC Certificate, including those collateralized by mortgage-backed securities issued or guaranteed by US government agencies or instrumentalities, may be affected by other factors, such as the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing credit enhancement. The value of these securities also can depend on the ability of their servicers to service the underlying collateral and is, therefore, subject to risks associated with servicers' performance, including mishandling of documentation. A fund is permitted to invest in other types of mortgage-backed securities that may be available in the future to the extent consistent with its investment policies and objective.
Impact of Sub-Prime Mortgage Market. A fund may invest in mortgage-backed, asset-backed and other fixed-income securities whose value and liquidity may be adversely affected by the critical downturn in the sub-prime mortgage lending market in the US. Sub-prime loans, which have higher interest rates, are made to borrowers with low credit ratings or other factors that increase the risk of default. Concerns about widespread defaults on sub-prime loans have also created heightened volatility and turmoil in the general credit markets. As a result, a fund’s investments in certain fixed-income securities may decline in value, their market value may be more difficult to determine, and a fund may have more difficulty disposing of them.
Obligations of Banks and Other Financial Institutions. A fund may invest in US dollar-denominated fixed rate or variable rate obligations of US or foreign financial institutions, including banks. Obligations of domestic and foreign financial institutions in which a fund may invest include (but are not limited to) certificates of deposit, bankers’ acceptances, bank time deposits, commercial paper, and other US dollar-denominated instruments issued or supported by the credit of US or foreign financial institutions, including banks, commercial and savings banks, savings and loan associations and other institutions.
Certificates of deposit are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. Banker’s acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by a fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation.
Obligations of foreign branches of US banks and foreign banks may be general obligations of the parent bank in addition to the issuing bank or may be limited by the terms of a specific obligation and by government regulation. Investments in obligations of foreign banks may entail risks that are different in some respects from those of investments in obligations of US domestic banks because of differences in political, regulatory and economic systems and conditions. These risks include the possibility that these obligations may be less marketable than comparable obligations of United States banks, and the selection of these obligations may be more difficult because there may be less publicly available information concerning foreign banks. Other risks include future political and economic developments, currency blockage, the possible imposition of withholding taxes on interest payments, possible seizure or nationalization of foreign deposits, difficulty or inability to pursue legal remedies and obtain or enforce judgments in foreign courts, possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might affect adversely the payment of principal and interest on bank obligations. Foreign branches of US banks and foreign banks may also be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping standards than those applicable to domestic branches of US banks.
Repurchase Agreements. A fund may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, a fund acquires ownership of a security (Obligation) and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer, at a specified time and price.

In accordance with current SEC guidance, DWS Government & Agency Securities Portfolio, Government Cash Management Portfolio, DWS Government Money Market VIP, DWS Central Cash Management Government Fund, DWS Treasury Portfolio and DWS Money Market Prime Series may also transfer uninvested cash balances into a single joint account (a Joint Account). The daily aggregate balance of a Joint Account will be invested in one or more repurchase agreements. The Board has established and periodically reviews procedures applicable to transactions involving Joint Accounts.
A repurchase agreement provides a means for a fund to earn income on funds for periods as short as overnight. The repurchase price may be higher than the purchase price, the difference being income to a fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a fund together with the repurchase price upon repurchase. In either case, the income to a fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.
The SEC has finalized new rules requiring the central clearing of certain repurchase transactions involving U.S. Treasuries. Historically, such transactions have not been required to be cleared and voluntary clearing of such transactions has generally been limited. The new clearing requirements could increase the fund’s costs of executing certain investment strategies.
It is not clear whether a court would consider the Obligation purchased by a fund subject to a repurchase agreement as being owned by a fund or as being collateral for a loan by a fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a fund has not perfected a security interest in the Obligation, a fund may be required to return the Obligation to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for a fund, the Advisor seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a fund may incur a loss if the proceeds to a fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.
Reverse Repurchase Agreements. A fund may enter into “reverse repurchase agreements,” which are repurchase agreements in which a fund, as the seller of the securities, agrees to repurchase such securities at an agreed time and price. Under a reverse repurchase agreement, a fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. A fund’s obligations under reverse repurchase agreements are generally treated as derivatives transactions subject to the requirements of Rule 18f-4, except for DWS money market funds in which a fund’s obligations under reverse repurchase agreements are treated as borrowings requiring the necessary asset coverage under Section 18(f) of the 1940 Act. Such transactions may increase fluctuations in the market value of fund assets and its yield.
The SEC has finalized new rules requiring the central clearing of certain repurchase transactions involving U.S. Treasuries. Historically, such transactions have not been required to be cleared and voluntary clearing of such transactions has generally been limited. The new clearing requirements could increase the fund’s costs of executing certain investment strategies.
Special Information Concerning Master-Feeder Fund Structure. The following applies to the extent that the fund employs the master-feeder fund structure. Unlike other open-end management investment companies (mutual funds) which directly acquire and manage their own portfolio securities, a fund seeks to achieve its investment objective by investing substantially all of its assets in a master portfolio (Portfolio), a separate registered investment company with the same investment objective as a fund. Therefore, an investor’s interest in the Portfolio’s securities is indirect. In addition to selling a beneficial interest to a fund, the Portfolio may sell beneficial interests to other mutual funds, investment vehicles or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio’s expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as a fund due to variations in sales commissions and other operating expenses. Therefore, investors in a fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures.
Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns (however, this possibility exists as well for traditionally structured funds which have large institutional investors). Also, the Portfolio may be required to sell investments at a price or time not advantageous to the Portfolio in order to meet such a redemption. Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Whenever a fund is requested to vote on a matter pertaining to the Portfolio, the fund will vote its interests in the Portfolio without a meeting of shareholders of the fund if the proposal is one that would not require the vote of shareholders of the fund as long as such action is permissible under applicable statutory and regulatory requirements. In addition, whenever the fund is required to vote on a particular matter relating to the Portfolio, the fund will hold a meeting of the shareholders of the fund and, at the meeting of the investors of the Portfolio, will cast its vote in the same proportion as the votes of the fund’s shareholders even if all the fund’s shareholders did not vote.
Certain changes in the Portfolio’s investment objectives, policies or restrictions may require a fund to withdraw its interest in the Portfolio. Any such withdrawal could result in a distribution “in kind” of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, a fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of a fund. Notwithstanding the above, there are other means for meeting redemption requests, such as borrowing.
A fund may withdraw its investment from the Portfolio at any time, if the Board determines that it is in the best interests of the shareholders of a fund to do so. Upon any such withdrawal, the Board would consider what action might be taken, including the investment of all the assets of a fund in another pooled investment entity having the same investment objective as a fund or the retaining of an investment advisor to manage a fund’s assets in accordance with the investment policies described herein with respect to the Portfolio.
Stable Net Asset Value (for all money market funds except Government Cash Management Portfolio). A fund effects purchases and redemptions at its net asset value per share. In fulfillment of its responsibilities under Rule 2a-7 of the 1940 Act, the Board has approved policies reasonably designed, taking into account current market conditions and a fund’s investment objective, to stabilize a fund’s net asset value per share, and the Board will periodically review the Advisor’s operations under such policies at regularly scheduled Board meetings. In addition to imposing limitations on the quality, maturity, diversity and liquidity of portfolio instruments held by a fund as described in the prospectus, those policies include a weekly monitoring by the Advisor of unrealized gains and losses in a fund and, when necessary, in an effort to avoid a material deviation of a fund’s net asset value per share determined by reference to market valuations from a fund’s $1.00 price per share, taking corrective action, such as adjusting the maturity of a fund, or, if possible, realizing gains or losses to offset in part unrealized losses or gains. The result of those policies may be that the yield on shares of a fund will be lower than would be the case if the policies were not in effect. Such policies also provide for certain action to be taken with respect to portfolio securities which experience a downgrade in rating or suffer a default.
There is no assurance that a fund’s net asset value per share will be maintained at $1.00. Pursuant to rules relating to money market funds, a fund may be required to publicly disclose, among other things: (1) financial support payments from DIMA or its affiliates to the fund for the purpose of stabilizing the value of the fund or (2) a deviation of the fund’s net asset value per share determined by reference to market valuations from the fund’s $1.00 price per share by 0.25% or greater. To the extent a fund were to make such disclosures, it could cause significant redemptions from the fund and further impair the fund’s ability to maintain a stable $1.00 share price. This risk may be heightened for a fund to the extent it has a large proportion of institutional investors.
Stand-by Commitments. A stand-by commitment is a right acquired by a fund, when it purchases a municipal obligation from a broker, dealer or other financial institution (seller), to sell up to the same principal amount of such securities back to the seller, at a fund’s option, at a specified price. Stand-by commitments are also known as “puts.” The exercise by a fund of a stand-by commitment is subject to the ability of the other party to fulfill its contractual commitment.
Stand-by commitments acquired by a fund may have the following features: (1) they will be in writing and will be physically held by a fund’s custodian; (2) a fund’s right to exercise them will be unconditional and unqualified; (3) they will be entered into only with sellers which in the Advisor’s opinion present a minimal risk of default; (4) although stand-by commitments will not be transferable, municipal obligations purchased subject to such commitments may be sold to a third party at any time, even though the commitment is outstanding; and (5) their exercise price will be (i) a fund’s acquisition cost (excluding any accrued interest which a fund paid on their acquisition), less any amortized market premium or plus any amortized original issue discount during the period a fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date.
A fund expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a fund will pay for stand-by commitments, either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitments.
It is difficult to evaluate the likelihood of use or the potential benefit of a stand-by commitment. Therefore, it is expected that the Advisor will determine that stand-by commitments ordinarily have a “fair value” of zero, regardless of whether any direct or indirect consideration was paid. However, if the market price of the security subject to the stand-by commitment is less than the exercise price of the stand-by commitment, such security will ordinarily be valued at such exercise price. Where a fund has paid for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held.
The IRS has issued a favorable revenue ruling to the effect that, under specified circumstances, a RIC will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a RIC with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. A fund intends to take the position that it owns any municipal obligations acquired subject to a stand-by commitment and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case.
Third Party Puts. A fund may purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing a fund at specified intervals to tender (put) the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. A fund receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond to below investment grade, or a loss of the bond’s tax-exempt status, the put option will terminate automatically. As a result, a fund would be subject to the risks associated with holding such a long-term bond and the weighted average maturity of that fund’s portfolio would be adversely affected.
These bonds coupled with puts may present the same tax issues as are associated with Stand-By Commitments. As with any Stand-By Commitments acquired by a fund, a fund intends to take the position that it is the owner of any municipal obligation acquired subject to a third-party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various RIC tax provisions is unclear. However, the Advisor seeks to manage a fund’s portfolio in a manner designed to minimize any adverse impact from these investments.
US Government Securities. A fund may invest in obligations issued or guaranteed as to both principal and interest by the US government, its agencies, instrumentalities or sponsored enterprises which include: (a) direct obligations of the US Treasury; and (b) securities issued or guaranteed by US government agencies.
Examples of direct obligations of the US Treasury are Treasury bills, notes, bonds and other debt securities issued by the US Treasury. These instruments are backed by the “full faith and credit” of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.
Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the US Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the US Treasury, there is no guarantee that the US government will provide support to such agencies and such securities may involve risk of loss of principal and interest.
US government securities may include “zero coupon” securities that have been stripped by the US government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a US government agency or instrumentality. Because interest on zero coupon securities is not distributed on a current basis but is, in effect, compounded, zero coupon securities tend to be subject to greater risk than interest-paying securities of similar maturities.
Interest rates on US government securities may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day US Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.
The government guarantee of the US government securities in a fund’s portfolio does not guarantee the net asset value of the shares of a fund. There are market risks inherent in all investments in securities and the value of an investment in a fund will fluctuate over time. Normally, the value of investments in US government securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in US government securities will tend to decline, and as interest rates fall the value of a fund’s investments in US government securities will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain mortgage-backed securities, such as GNMA Certificates. Prepayments of high interest rate mortgage-backed securities during times of declining interest rates will tend to lower the return of a fund and may even result in losses to a fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of mortgage-backed securities may decline, resulting in the extension of a fund’s average portfolio maturity. As a result, a fund’s portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.
Because of the rising US government debt burden and potential limitations caused by the statutory debt ceiling, it is possible that the US government may not be able to meet its financial obligations or that securities issued by the US government may experience credit downgrades. In the past, US sovereign credit has experienced downgrades and there can be no guarantee that it will not experience further downgrades in the future by rating agencies. Such a credit event may adversely impact the financial markets and the fund. From time to time, uncertainty regarding the status of negotiations in the US government to increase the statutory debt ceiling and/or failure to increase the statutory debt ceiling could increase the risk that the US government may default on payments on certain US government securities, cause the credit rating of the US government to be downgraded or increase volatility in financial markets, result in higher interest rates, reduce prices of US Treasury securities and/or increase the costs of certain kinds of debt.
Variable and Floating Rate Instruments. Debt instruments purchased by a fund may be structured to have variable or floating interest rates. The interest rate on variable and floating rate securities may be reset daily, weekly or on some other reset period and may have a floor or ceiling on interest rate changes. The interest rate of variable rate securities ordinarily is determined by reference to or is a percentage of an objective standard such as a bank’s prime rate, the 90-day US Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on variable rate securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. A fund may purchase variable rate securities on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such instruments may fluctuate; to the extent it does, increases or decreases in value of such instruments may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the variable rate securities is made in relation to movements of the applicable rate adjustment index, the instruments are not comparable to long-term fixed interest rate securities. Accordingly, interest rates on the variable rate securities may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar final maturities. A money market fund determines the maturity of variable rate securities in accordance with Rule 2a-7, which allows a fund to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.
The Advisor will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature (described below), will continuously monitor the issuer’s financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to a fund’s fixed income investments, the issuer’s obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. Any bank providing such a bank letter, line of credit, guarantee or loan commitment will meet a fund’s investment quality standards relating to investments in bank obligations. The Advisor will also monitor the creditworthiness of issuers of such instruments to determine whether a fund should continue to hold the investments.
The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a fund could suffer a loss if the issuer defaults or during periods in which a fund is not entitled to exercise its demand rights. When a reliable trading market for the variable and floating rate instruments held by a fund does not exist and a fund may not demand payment of the principal amount of such instruments within seven days, the instruments may be deemed illiquid and therefore subject to a fund’s limitation on investments in illiquid securities.
Variable Rate Demand Securities. A fund may purchase variable rate demand securities, which are variable rate securities that permit a fund to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days’ notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee issued with respect to such instrument. A bank that issues a repurchase commitment may receive a fee from a fund for this arrangement. The issuer of a variable rate demand security may have a corresponding right to prepay in its discretion the outstanding principal of the instrument plus accrued interest upon notice comparable to that required for the holder to demand payment.
Variable Rate Master Demand Notes. A fund may purchase variable rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because variable rate master demand notes are direct lending arrangements between a fund and the issuer, they are not ordinarily traded. Although no active secondary market may exist for these notes, a fund will purchase only those notes under which it may demand and receive payment of principal and accrued interest daily or may resell the note at any time to a third party. These notes are not typically rated by credit rating agencies.

When-Issued and Delayed-Delivery Securities. A fund may purchase securities on a when-issued or delayed-delivery basis. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a “when, as and if issued” basis, under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The value of such securities is subject to market fluctuation during this period and no interest or income, as applicable, accrues to a fund until settlement takes place.
At the time a fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. Rule 18f-4 under the 1940 Act permits a fund to invest in a security on a when-issued or delayed-delivery basis and the transaction will be deemed not to involve a senior security, provided that the fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date. If a fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When a fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade and is, therefore, exposed to counterparty risk. Failure of the seller to do so may result in a fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.
Yields and Ratings. The yields on certain obligations in which a fund may invest (such as commercial paper and bank obligations), are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of the securities that they undertake to rate. Ratings, however, are general and are not absolute standards of quality or value. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. See “Ratings of Investments” for descriptions of the ratings provided by certain recognized rating organizations.

Part II: Appendix II-F—Taxes
The following is intended to be a general summary of certain federal income tax consequences of investing in a fund. This discussion does not address all aspects of taxation (including state, local, and foreign taxes) that may be relevant to particular shareholders in light of their own investment or tax circumstances, or to particular types of shareholders (including insurance companies, tax-advantaged retirement plans, financial institutions or broker-dealers, that are subject to special treatment under the US federal income tax laws. Current and prospective investors are therefore advised to consult with their tax advisors before making an investment in a fund. This summary is based on the laws in effect on the date of this SAI and on existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect. This summary assumes that investors holds shares of a fund as capital assets (within the meaning of the Code). Shareholders should consult their own tax advisors regarding their particular situation and the possible application of U.S. federal, state, local, non-U.S. or other tax laws, and any proposed tax law changes.
For purposes of this summary, a “U.S. shareholder” is a beneficial owner of Shares of a fund that is, for federal income tax purposes, (i) an individual who is a citizen or resident of the United States, (ii) a corporation created or organized in or under the laws of the United States, any state thereof or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income tax regardless of its source or (iv) a trust (x) with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more United States persons have the authority to control all of its substantial decisions or (y) that has in effect a valid election under applicable U.S. Treasury regulations to be treated as a United States person (as such term is defined under the Code). The term “non-U.S. shareholder” as used in this summary means a beneficial owner of Shares of a fund that is neither a U.S. Shareholder nor a partnership for federal income tax purposes.
If an entity treated as a partnership for federal income tax purposes holds shares of a fund, the federal income tax treatment of the partnership and its partners generally will depend in part upon the status and activities of the partnership and its partners and certain determinations made at the partner level.
Regulated Investment Company Qualifications. Each fund intends to qualify for treatment as a separate RIC under Subchapter M of the Code. To qualify for treatment as a RIC, each fund must annually distribute at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements. Among such other requirements are the following: (i) at least 90% of each fund’s annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or non-US currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly-traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% or more of their gross income from interest, dividends, capital gains and other traditionally permitted mutual fund income); and (ii) at the close of each quarter of each fund’s taxable year, (a) at least 50% of the market value of each fund’s total assets must be represented by cash and cash items, US government securities, securities of other RICs and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of each fund’s total assets may be invested in the securities (other than US government securities or the securities of other RICs) of any one issuer, or two or more issuers of which 20% or more of the voting stock is held by the fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly-traded partnerships. The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the test described in (i) above only if such gains are directly related to investing in securities. To date, such regulations have not been issued.
Although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly-traded partnership. A fund’s investments in partnerships, if any, including in qualified publicly-traded partnerships, may result in a fund being subject to state, local, or non-US income, franchise or withholding taxes.

Taxation of Regulated Investment Companies. As a RIC, a fund will not be subject to US federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a fund must distribute to its shareholders an amount at least equal to the sum of (i) 90% of its “investment company taxable income” as that term is defined in the Code determined without regard to the deduction for dividends paid (i.e., taxable income other than its net long-term capital gain over its net short-term capital loss) for the taxable year, plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. A fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders. If a fund fails to qualify for any taxable year as a RIC or fails to meet the distribution requirement, all of its taxable income will be subject to federal income tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions (including any distributions of net tax-exempt income and net long-term capital gain) generally will be taxable to shareholders as ordinary dividends to the extent of the fund’s current or accumulated earnings and profits. In such event, distributions to individuals and other non-corporate shareholders should be eligible to be treated as qualified dividend income and distributions to corporate shareholders generally should be eligible for the dividends received deduction, provided in both cases the shareholder meets certain holding period and other requirements. Although each fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year, each fund will be subject to US federal income taxation to the extent any such income or gains are not distributed. If a fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. If a fund fails to qualify as a RIC for a period greater than two taxable years, the fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the fund had been liquidated) if it qualifies as a RIC in a subsequent year.
If a fund does not on a timely basis receive applicable government approvals in the PRC to repatriate funds associated with direct investment in A-Shares, the fund may be unable to satisfy the minimum distribution requirement described above.
Excise Tax. A fund will be subject to a 4% excise tax on certain undistributed income if it does not generally distribute, or be deemed to have distributed, to its shareholders in each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for the calendar year (taking into account certain deferrals and elections) plus (ii) 98.2% of its capital gain net income (reduced by certain ordinary losses) for the 12 months ended October 31 of such year. For this purpose, however, any ordinary income or capital gain net income retained by a fund that is subject to corporate income tax in the taxable year ending within the relevant calendar year will be considered to have been distributed. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. Each fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.
If a fund does not on a timely basis receive applicable government approvals in the PRC to repatriate funds associated with direct investment in A-Shares, a fund may be unable to avoid the excise tax.
Fund Losses. If a fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year, the excess of the fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the fund’s next taxable year, and the excess (if any) of the fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the fund’s next taxable year. These losses can be carried forward indefinitely to offset capital gains, if any, in years following the year of the loss.
Under certain circumstances, a fund may elect to treat certain losses as though they were incurred on the first day of the taxable year following the taxable year in which they were actually incurred.
Taxation of US Shareholders. Dividends and other distributions by a fund are generally treated under the Code as received by the U.S. shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a fund in October, November or December of any calendar year and payable to U.S. shareholders of record on a specified date in such a month shall be deemed to have been received by each U.S. shareholder on December 31 of such calendar year and to have been paid by the fund on such December 31, provided such dividend is actually paid by the fund during January of the following calendar year.
Each fund intends to distribute annually to its U.S. shareholders substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and any net long-term capital gains in excess of net short-term capital losses (taking into account any available capital loss carryovers). However, if a fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (taking into account any available capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 21%) on the amount retained. In that event, the fund may report such retained amounts as undistributed capital gains in a notice to its U.S. shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (ii) will be entitled to credit their proportionate shares of the federal income tax paid by the fund on the undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their Shares by an amount equal to the difference between the amount of undistributed capital gains included in the U.S. shareholder's gross income and the federal income tax deemed paid by the U.S. shareholder under clause (ii) of the preceding sentence. Organizations or persons not subject to US federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the fund upon filing appropriate returns or claims for refund with the IRS.
Distributions of net long-term capital gains, if any, that a fund reports as capital gains dividends are taxable as long-term capital gains, whether paid in cash or reinvested in additional Shares and regardless of how long a U.S. shareholder has held Shares of the fund. All other dividends of a fund (including dividends from short-term capital gains) from its current or accumulated earnings and profits (“regular dividends”) are generally subject to federal income tax as ordinary income, subject to the discussion of qualified dividend income and tax-exempt dividends below.
If a non-corporate U.S. shareholder receives a regular dividend that is qualified dividend income and such dividend constitutes an “extraordinary dividend,” and the non-corporate U.S. shareholder subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a Share of stock, aggregating dividends with ex-dividend dates within an 85-day period and aggregating dividends with ex-dividend dates within a 365-day period in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a Share of stock.
Distributions in excess of a fund’s current and accumulated earnings and profits will, as to each U.S. shareholder, be treated as a tax-free return of capital to the extent of a U.S. shareholder’s basis in Shares of the fund, and as a capital gain thereafter. Because a return of capital distribution will reduce the basis of a U.S. shareholder's Shares, a return of capital distribution may result in a higher capital gain or lower capital loss when those Shares on which the distribution was paid are sold. U.S. shareholders receiving dividends or distributions in the form of additional Shares should generally be treated for federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the U.S. shareholders receiving cash dividends or distributions will receive and should generally have a cost basis in the Shares received equal to such amount.
Investors considering buying Shares just prior to a dividend or capital gain distribution should be aware that, although the price of Shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a fund is the holder of record of any security on the record date for any dividends payable with respect to such security, such dividends will be included in the fund’s gross income not as of the date received but as of the later of (i) the date such security became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the security would not be entitled to receive the declared, but unpaid, dividends); or (ii) the date the fund acquired such security. Accordingly, in order to satisfy its income distribution requirements, a fund may be required to pay dividends based on anticipated earnings, and U.S. shareholders may receive dividends in an earlier year than would otherwise be the case.

In certain situations, a fund may, for a taxable year, defer all or a portion of its capital losses, currency losses and certain other ordinary losses until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses may affect the tax character of shareholder distributions.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a fund and net gains from redemptions or other taxable dispositions of fund Shares) of US individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
Sales of Shares. Upon the sale or exchange of Shares of a fund, a U.S. shareholder will realize a taxable gain or loss equal to the difference between the amount realized and the U.S. shareholder’s basis in Shares of a fund. Such gain or loss will be treated as capital gain or loss if the Shares are capital assets in the U.S. shareholder’s hands and will be long-term capital gain or loss if the Shares are held for more than one year and short-term capital gain or loss if the Shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the Shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the Shares. In such a case, the basis of the Shares acquired will be increased to reflect the disallowed loss. Any loss realized by a U.S. shareholder on the sale of a fund Share held by the U.S. shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the U.S. shareholder with respect to such Share. Any loss realized by a U.S. shareholder on the sale of fund shares held by the U.S. shareholder for six months or less will be disallowed to the extent of any exempt-interest dividends received by the U.S. shareholder with respect to such shares, unless a fund declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. A U.S. shareholder’s ability to utilize capital losses may be limited under the Code.
Legislation passed by Congress requires reporting of adjusted cost basis information for covered securities, which generally include shares of a RIC acquired after January 1, 2012, to the IRS and to taxpayers.
U.S. shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts. Because the federal income tax treatment of a sale or exchange of fund Shares depends on your purchase price and your personal tax position, you should keep your regular account statements to use in determining your federal income tax liability.
Back-Up Withholding. In certain cases, withholding will be required at the applicable withholding rate (currently 24%), from any distributions and redemption proceeds paid to a U.S. shareholder who: (i) has failed to provide a correct taxpayer identification number; (ii) is subject to back-up withholding by the IRS; (iii) has failed to certify that such U.S. shareholder is not subject to back-up withholding; or (iv) has not certified that such shareholder is a US person (including a US resident alien). Back-up withholding is not an additional tax and any amount withheld may be credited against a shareholder’s US federal income tax liability.
Creation Units. An authorized participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered, plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received, plus the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Any capital gain or loss realized upon the acquisition of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the Shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will be treated as short-term capital gains or losses.
The Trust, on behalf of each fund, has the right to reject an order for a purchase of Shares of the fund if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of a given fund and if, pursuant to Sections 351 and 362 of the Code, that fund would have a basis in the securities different from the fair market value of such securities on the date of deposit. If a fund’s basis in such securities on the date of deposit was less than fair market value on such date, the fund, upon disposition of the securities, would recognize more taxable gain or less taxable loss than if its basis in the securities had been equal to fair market value. It is not anticipated that the Trust will exercise the right of rejection except in a case where the Trust determines that accepting the order could result in material adverse tax consequences to a fund or its shareholders. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.
Investment in the Underlying Funds. A fund’s exposure to securities through an underlying fund (i.e., the Underlying Funds) may be less tax efficient than a direct investment in securities. The fund will not be able to offset its taxable income and gains with losses incurred by the underlying fund because the underlying fund(s) are treated as corporations for federal income tax purposes. The fund’s sales of shares of an underlying fund, including those resulting from changes in the fund’s allocation of assets, could cause the recognition of additional taxable gains. A portion of any such gains may be short-term capital gains, which will be taxable as ordinary dividend income when distributed to the fund’s shareholders. Further, certain losses recognized on sales of shares of the underlying fund may be deferred indefinitely under the wash sale rules. Any loss realized by the fund on a disposition of shares of the underlying fund held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the fund of net long-term capital gain with respect to the underlying fund’s shares (including any amounts credited to the fund as undistributed capital gains). Short-term capital gains earned by the underlying fund will be treated as ordinary dividends when distributed to the fund and therefore may not be offset by any short-term capital losses incurred by the fund. The fund’s short-term capital losses might instead offset long-term capital gains realized by the fund, which would otherwise be eligible for reduced federal income tax rates when distributed to individual and certain other non-corporate U.S. shareholders.
Taxation of Certain Derivatives. A fund’s transactions in zero coupon securities, non-US currencies, forward contracts, options and futures contracts (including options, futures contracts and forward contracts on non-US currencies), to the extent permitted, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (i) will require a fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (ii) may cause a fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon security, non-US currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the fund as a RIC.
A fund’s investment in so-called “Section 1256 contracts,” such as regulated futures contracts, most non-US currency forward contracts traded in the interbank market and options on most security indexes, are subject to special tax rules. All Section 1256 contracts held by a fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the fund from positions in Section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the fund.
As a result of entering into swap contracts, a fund may make or receive periodic net payments. A fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the fund has been a party to the swap for more than one year). With respect to certain types of swaps, a fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for federal income tax purposes as ordinary income or loss. The tax treatment of many types of credit default swaps is uncertain.
Qualified Dividend Income. Distributions by a fund of investment company taxable income (including any short-term capital gains), whether received in cash or reinvested in Shares, will be taxable for federal income tax purposes either as ordinary income or as qualified dividend income, eligible for the reduced maximum rate to U.S. individuals of either 15% or 20% (depending on whether the individual’s income exceeds certain threshold amounts) to the extent the fund receives qualified dividend income on the securities it holds and the fund reports the distribution as qualified dividend income and certain holding period and other requirements are satisfied. Distributions by a fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of a fund’s net capital gains will be taxable as long-term capital gains. Qualified dividend income is, in general, dividend income from taxable US corporations (but generally not from entities treated as real estate investment trusts for federal income tax purposes (“US REITs”)) and certain non-US corporations (e.g., non-US corporations that are not “passive foreign investment companies” and which are incorporated in a possession of the US or in certain countries with a comprehensive tax treaty with the US, or the stock of which is readily tradable on an established securities market in the US). Under current IRS guidance, the United States has appropriate comprehensive income tax treaties with the following countries: Armenia, Australia, Austria, Azerbaijan, Bangladesh, Barbados, Belgium, Bulgaria, Canada, Chile, China (but not with Hong Kong, which is treated as a separate jurisdiction for US tax purposes), Cyprus, the Czech Republic, Denmark, Egypt, Estonia, Finland, France, Georgia, Germany, Greece, Iceland, India, Indonesia, Ireland, Israel, Italy, Jamaica, Japan, Kazakhstan, Kyrgyzstan, Latvia, Lithuania, Luxembourg, Malta, Mexico, Moldova, Morocco, the Netherlands, New Zealand, Norway, Pakistan, the Philippines, Poland, Portugal, Romania, Slovak Republic, Slovenia, South Africa, South Korea, Spain, Sri Lanka, Sweden, Switzerland, Tajikistan, Thailand, Trinidad and Tobago, Tunisia, Turkey, Turkmenistan, Ukraine, the United Kingdom, Uzbekistan and Venezuela.
A dividend from a fund will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the Shares on which the dividend was paid for 61 days during the 121-day period that begins on the date that is 60 days before the date on which the Shares become ex-dividend with respect to such dividend or the fund fails to satisfy those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder (or, in the case of certain preferred stocks, the holding requirement of 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex- dividend with respect to such dividend); (ii) the fund or the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property; or (iii) the shareholder elects to treat such dividend as investment income under Section 163(d)(4)(B) of the Code. Dividends received by a fund from a US REIT or another RIC may be treated as qualified dividend income only to the extent the dividend distributions are attributable to qualified dividend income received by such US REIT or other RIC. It is expected that dividends received by a fund from a US REIT and distributed to a shareholder generally will be taxable to a U.S. shareholder as ordinary income.
For taxable years beginning after December 31, 2017, qualified US REIT dividends (i.e., US REIT dividends other than capital gain dividends and portions of US REIT dividends designated as qualified dividend income) are eligible for a 20% federal income tax deduction in the case of U.S. individuals, trusts and estates. A fund that receives qualified US REIT dividends may elect to pass the special character of this income through to its shareholders. To be eligible to treat distributions from a fund as qualified US REIT dividends, a shareholder must hold Shares of the fund for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the Shares become ex dividend with respect to such dividend and the shareholder must not be under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. If a fund does not elect to pass the special character of this income through to shareholders or if a shareholder does not satisfy the above holding period requirements, the shareholder will not be entitled to the 20% deduction for the shareholder’s share of the fund’s qualified US REIT dividend income.
If you lend your fund Shares pursuant to securities lending arrangements you may lose the ability to use non-US tax credits passed through by the fund or to treat fund dividends (paid while the Shares are held by the borrower) as qualified dividend income. Consult your financial intermediary or tax advisor. If you enter into a short sale with respect to Shares of the fund, substitute payments made to the lender of such Shares may not be deductible. Consult your financial intermediary or tax advisor.
Corporate Dividends Received Deduction. Dividends paid by a fund that are attributable to dividends received by the fund from US corporations may qualify for the dividends received deduction for corporations. A 46-day minimum holding period during the 90-day period that begins 45 days prior to ex-dividend date (or 91-day minimum holding period during the 180-day period beginning 90 days prior to ex-dividend date for preferred stock) during which risk of loss may not be diminished is required for the applicable shares, at both the fund and shareholder level, for a dividend to be eligible for the dividends received deduction. The dividends received deduction, if available, is reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed under federal income tax law. The dividends received deduction also may be reduced as a result of a fund’s securities lending activities, hedging activities or a high portfolio turnover rate or as a result of certain derivative transactions entered into by a fund.
Excess Inclusion Income. Under current law, a fund serves to block unrelated business taxable income from being realized by its tax-exempt U.S. shareholders. Notwithstanding the foregoing, a tax-exempt U.S. shareholder could realize unrelated business taxable income by virtue of its investment in the fund if shares in the fund constitute debt-financed property in the hands of the tax-exempt U.S. shareholder within the meaning of Code Section 514(b). Certain types of income received by the fund from US REITs, real estate mortgage investment conduits, taxable mortgage pools or other investments may cause the fund to designate some or all of its distributions as “excess inclusion income.” To U.S. shareholders, such excess inclusion income may (i) constitute taxable income, as “unrelated business taxable income” for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (ii) not be offset by otherwise allowable deductions for tax purposes; (iii) not be eligible for reduced US withholding for non-US shareholders even from tax treaty countries; and (iv) cause the fund to be subject to tax if certain “disqualified organizations” as defined by the Code are fund shareholders. If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in Code Section 664) has “unrelated business taxable income” for a taxable year, a 100% excise tax on the “unrelated business taxable income” is imposed on the trust.
Non-US Investments. Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a fund accrues income or receivables or expenses or other liabilities denominated in a currency other than the fund’s “functional currency” and the time the fund actually collects such receivables or income or pays such expenses or liabilities are generally treated as ordinary income or ordinary loss. In general, assuming the fund’s functional currency for federal income tax purposes is the US dollar, gains (and losses) realized on debt instruments will be treated as Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the US dollar and the currencies in which the instruments are denominated. Similarly, gain or losses on non-US currency, non-US currency forward contracts and certain non-US currency options or futures contracts denominated in non-US currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the fund were to elect otherwise. Certain funds (or a “qualified business unit” of the fund) may treat the RMB as its functional currency. Under those circumstances, the fund generally would not be expected to recognize gains or losses on its RMB-denominated securities based on the value of the RMB relative to the US dollar, but a fund may recognize Section 988 gain (or loss) based on fluctuations in the value of the RMB relative to the US dollar between the acquisition and disposition dates of US currency, between the date on which a fund dividend is declared and the date on which it is paid, and potentially in connection with fund redemptions.

Income received by the funds from sources within foreign countries (including, for example, interest and dividends on securities of non-US issuers) may be subject to withholding and other taxes imposed by such countries. In some cases, gain on the sale of shares of foreign issuers may also be subject to foreign tax. Tax treaties between such countries and the US may reduce or eliminate such taxes. Foreign taxes paid by the funds will reduce the return from the funds’ investments.
Each fund may be subject to non-US income taxes withheld at the source. Each fund, if more than 50% of the value of its total assets at the close of its taxable year consists of securities of foreign corporations, may elect to “pass through” to its investors the amount of non-US income taxes paid by the fund provided that both the fund and the investor satisfy certain holding period requirements, with the result that each investor at the time of deemed distribution will (i) include in gross income, even though not actually received, the investor’s pro rata share of the fund’s non-US income taxes, and (ii) either deduct (in calculating US taxable income) or credit (in calculating US federal income tax) the investor’s pro rata share of the fund’s non-US income taxes. A non-US shareholder invested in the fund in a year that the fund elects to “pass through” its non-US taxes may be treated as receiving additional dividend income subject to US withholding tax. A non-US tax credit may not exceed the investor’s US federal income tax otherwise payable with respect to the investor’s non-US source income. For this purpose, shareholders must treat as non-US source gross income (i) their proportionate Shares of non-US taxes paid by the fund and (ii) the portion of any dividend paid by the fund that represents income derived from non-US sources; the fund’s gain from the sale of securities will generally be treated as US-source income. Certain limitations will be imposed to the extent to which the non-US tax credit may be claimed. Tax-exempt shareholders and shareholders investing through tax-advantaged accounts will not ordinarily benefit from this election relating to foreign taxes.
A-Shares Tax Risk. Uncertainties in the Chinese tax rules governing taxation of income and gains from investments in A-Shares could result in unexpected tax liabilities for a fund. China generally imposes withholding tax at a rate of 10% on dividends and interest derived by nonresident enterprises from issuers resident in China. China also imposes withholding tax at a rate of 10% on capital gains derived by nonresident enterprises from investments in an issuer resident in China, subject to an exemption or reduction pursuant to domestic law or a double taxation agreement or arrangement.
Since the respective inception of the Shanghai-Hong Kong Stock Connect program (“Shanghai Connect” and the Shenzhen-Hong Kong Stock Connect program (“Shenzhen Connect”), foreign investors (including the funds) investing in A-Shares listed on the SSE through Shanghai Connect and those listed on the SZSE through Shenzhen Connect would be temporarily exempt from the PRC corporate income tax and value-added tax on the gains on disposal of such A-Shares. Dividends would be subject to PRC corporate income tax on a withholding basis at 10%, unless reduced under a double tax treaty with China upon application to and obtaining approval from the competent tax authority. Since November 17, 2014, the corporate income tax for QFIs, with respect to capital gains, has been temporarily lifted. The withholding tax relating to the realized gains from shares in land-rich companies prior to November 17, 2014 has been paid by Xtrackers Harvest ETFs, while realized gains from shares in non-land-rich companies prior to November 17, 2014 were granted by treaty relief pursuant to the PRC-US Double Taxation Agreement. During 2015, revenue authorities in the PRC made arrangements for the collection of capital gains taxes for investments realized between November 17, 2009 and November 16, 2014. A fund could be subject to tax liability for any tax payments for which reserves have not been made or that were not previously withheld. The impact of any such tax liability on a fund’s return could be substantial. A fund may also be liable to the Advisor or Subadvisor for any tax that is imposed on the Advisor or Subadvisor by the PRC with respect to the fund’s investments. If the fund’s direct investments in A-Shares through the Subadvisor’s QFI license become subject to repatriation restrictions or delays, the fund may be unable to satisfy distribution requirements applicable to RICs under the Internal Revenue Code of 1986, as amended (the “Code”), and be subject to tax at the fund level. In the event such restrictions are imposed, a fund may borrow funds to the extent necessary to distribute to shareholders income sufficient to maintain the fund’s status as a RIC.
The current PRC tax laws and regulations and interpretations thereof may be revised or amended in the future, potentially retroactively, including with respect to the possible liability of a fund for the taxation of income and gains from investments in A-Shares through Stock Connect or obligations of a QFI. The withholding taxes on dividends, interest and capital gains may in principle be subject to a reduced rate under an applicable tax treaty, but the application of such treaties in the case of a QFI acting for a foreign investor such as the funds is also uncertain. Finally, it is also unclear whether an RQFII would also be eligible for BT exemption, which has been granted to QFIIs, with respect to gains derived prior to May 1, 2016. In practice, the BT has not been collected. However, the imposition of such taxes on the fund could have a material adverse effect on the fund’s returns. Under the value-added tax regime, BT exemption granted to QFIIs with respect to gains realized from the trading of PRC marketable securities has been grandfathered (i.e. QFIIs continue to enjoy exemption on gains under the value-added tax regime). Since May 1, 2016, RQFIIs are exempt from PRC value-added tax, which replaced the BT with respect to gains realized from the disposal of securities, including A-Shares.
Certain Debt Instruments. Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount for U.S. federal income tax purposes (“OID”) is treated as interest income and is required to be accrued (and required to be distributed by a fund) over the term of the debt security, even though payment of that amount is not received until a later time upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind debt securities will give rise to income which is required to be distributed and, in the case of a taxable obligation, is taxable, even though a fund holding the security receives no interest payment in cash during the year. A portion of the OID includable in income with respect to certain high-yield corporate debt securities may be treated as a dividend (to the extent of the earnings and profits of the corporate issuer) for federal income tax purposes.
Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as interest income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The funds may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.
Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the fund will be required to accrue the acquisition discount, or OID, over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The funds may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.
The funds generally will be required to distribute dividends to shareholders representing discount on debt securities that is accrued, even though cash representing such income may not have been received by the fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by the fund.
A fund may invest a portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for the fund. US federal income tax rules are not entirely clear about issues such as when the fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the funds to the extent necessary in order to seek to ensure that they distribute sufficient income that they do not become subject to US federal income or excise tax.
Passive Foreign Investment Companies. If a fund holds shares in “passive foreign investment companies” (“PFICs”), it may be subject to US federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on the fund in respect of deferred taxes arising from such distributions or gains.

A fund may be eligible to elect to treat the PFIC as a “qualified electing fund” under the Code, in which case, the fund would generally be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.
Alternatively, a fund may make a mark-to-market election that would result in the fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the fund would report any gains resulting from such deemed sales as ordinary income and would deduct any losses resulting from such deemed sales as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the IRS. By making either of these elections, the fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. A fund may have to distribute this excess income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax. In order to distribute this income and avoid tax at the fund level, a fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss.
A fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effects of these rules.
Reporting. If a shareholder recognizes a loss with respect to a fund’s Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Other Taxes. Dividends, distributions and redemption proceeds may also be subject to additional state, local and non-US taxes depending on each shareholder’s particular situation.
Taxation of Non-US Shareholders. Dividends paid by a fund to non-US shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. Non-US investors considering buying Shares just prior to a distribution should be aware that, although the price of Shares purchased at that time may reflect the amount of the forthcoming distribution, such distribution may nevertheless be subject to US withholding tax. In order to obtain a reduced rate of withholding, a non-US shareholder will be required to provide an applicable IRS Form W-8 certifying its entitlement to benefits under an income tax treaty. The withholding tax does not apply to regular dividends paid to a non-US shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-US shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular US income tax as if the non-US shareholder were a US shareholder. A non-US corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-US shareholder who fails to provide an applicable IRS Form W-8 or other applicable form may be subject to back-up withholding at the appropriate rate.
In general, US federal withholding tax will not apply to any gain or income realized by a non-US shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, or upon the sale or other disposition of Shares of a fund, unless the non-U.S. shareholder is present in the United States for 183 days or more during the taxable year or the special rules relating to gain attributable to the sale or exchange of US real property interests discussed below apply to the non-U.S. shareholder's sale of Shares of the Fund.

The Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) makes a non-US shareholder subject to US tax on disposition of a US real property interest as if such person were a US shareholder. Such gain is sometimes referred to as “FIRPTA gain”. The Code provides a look-through rule for distributions of “FIRPTA gain” by a RIC if all of the following requirements are met: (i) the RIC is classified as a “qualified investment entity” (which includes a RIC if, in general, more than 50% of the RIC’s assets consists of interests in US real property); and (ii) you are a non-US shareholder that owns more than 5% of a fund’s shares at any time during the one-year period ending on the date of the distribution. If these conditions are met, fund distributions to you to the extent derived from gain from the disposition of a US real property interest (“USRPI”), may also be treated as USRPI gain and therefore subject to US federal income tax, and requiring that you file a nonresident US income tax return. Also, such gain may be subject to a 30% branch profits tax in the hands of a non-US shareholder that is a corporation. Even if a non-US shareholder does not own more than 5% of a fund’s shares, fund distributions that are attributable to gain from the sale or disposition of a USRPI will be taxable as ordinary dividends subject to withholding at a 30% or lower treaty rate.
Further, if a fund is a “US real property holding corporation,” any gain realized on the sale or exchange of fund shares by a non-U.S. shareholder that owns more than 5% of a class of fund shares would generally be taxed in the same manner as for a US shareholder. A fund will be a “US real property holding corporation” if, in general, 50% or more of the fair market value of its assets consists of US real property interests, including stock of certain US REITs.
Properly reported dividends received by a nonresident alien or foreign entity are generally exempt from US federal withholding tax when they (i) are paid in respect of the fund’s “qualified net interest income” (generally, the fund’s US source interest income, reduced by expenses that are allocable to such income), or (ii) are paid with respect to the fund’s “qualified short-term capital gains” (generally, the excess of the fund’s net short-term capital gain over the fund’s long-term capital loss for such taxable year). However, depending on the circumstances, the fund may report all, some or none of the fund’s potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and a portion of the fund’s distributions (e.g. interest from non US sources or any foreign currency gains) would be ineligible for this potential exemption from withholding. In case of shares held through an intermediary, the intermediary may withhold on a payment even if the fund reports the payment as eligible for the exemption from withholding. In order to qualify for this exemption from withholding, a non-US shareholder must have provided appropriate withholding certificates (e.g., an executed W-8BEN, etc.) certifying foreign status.
Shares of a fund held by a non-US shareholder at death will be considered situated within the United States and generally will be subject to the US estate tax.
The Foreign Account Tax Compliance Act (“FATCA”) generally requires a fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, a fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on fund dividends and distributions and redemption proceeds. Pursuant to proposed regulations, the Treasury Department has indicated its intent to eliminate the requirements under FATCA of withholding on gross proceeds from the sale, exchange, maturity or other disposition of relevant financial instruments (including redemption of shares of a RIC). The Treasury Department has indicated that taxpayers may rely on these proposed regulations pending their finalization. A fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Each investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.
Standby Commitments. A fund may purchase municipal securities together with the right to resell the securities to the seller at an agreed upon price or yield within a specified period prior to the maturity date of the securities. Such a right to resell is commonly known as a “put” and is also referred to as a “standby commitment.” The fund may pay for a standby commitment either in cash or in the form of a higher price for the securities which are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available. Additionally, the fund may purchase beneficial interests in municipal securities held by trusts, custodial arrangements or partnerships and/or combined with third- party puts or other types of features such as interest rate swaps; those investments may require the fund to pay “tender fees” or other fees for the various features provided. The IRS has issued a revenue ruling to the effect that, under specified circumstances, a RIC will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a RIC with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third-party. The fund, where relevant, intends to take the position that it is the owner of any municipal obligations acquired subject to a standby commitment or other third-party put and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case. If the fund is not viewed as the owner of such municipal obligations, it will not be permitted to treat the exempt interest paid on such obligations as belonging to it. This may affect the fund’s eligibility to pay exempt-interest dividends to its shareholders. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees paid by the fund, in relation to various RIC tax provisions is unclear. However, the Advisor intends to manage the fund’s portfolio in a manner designed to minimize any adverse impact from the tax rules applicable to these investments.
As described herein, in certain circumstances the fund may be required to recognize taxable income or gain even though no corresponding amounts of cash are received concurrently. The fund may therefore be required to obtain cash to satisfy its distribution requirements by selling securities at times when it might not otherwise be desirable to do so or by borrowing the necessary cash, thereby incurring interest expense.
Exempt-interest dividends. Any dividends paid by the Xtrackers Municipal Infrastructure Revenue Bond ETF and the Xtrackers California Municipal Bond ETF that are reported by a fund as exempt-interest dividends will not be subject to regular federal income tax. A fund will be qualified to pay exempt-interest dividends to its shareholders if, at the end of each quarter of a fund’s taxable year, at least 50% of the total value of a fund’s assets consists of obligations of a state or political subdivision thereof the interest on which is exempt from federal income tax under Code section 103(a).
Distributions that a fund reports as exempt-interest dividends are treated as interest excludable from U.S. shareholders’ gross income for federal income tax purposes but may result in liability for federal AMT purposes and for state and local tax purposes for both individual and corporate U.S. shareholders. For example, if a fund invests in “private activity bonds,” certain U.S. shareholders may be subject to AMT on the part of a fund’s distributions derived from interest on such bonds.
Interest on indebtedness incurred directly or indirectly to purchase or carry shares of a fund will not be deductible to the extent it is deemed related to exempt-interest dividends paid by a fund. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of a fund’s total distributions (not including capital gain dividends) paid to the shareholder that are exempt-interest dividends. Under rules used by the IRS to determine when borrowed funds are considered incurred for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of Shares. In addition, the Code may require a U.S. shareholder that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. A portion of any exempt-interest dividend paid by a fund that represents income derived from certain revenue or private activity bonds held by a fund may not retain its tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds, or a “related person” thereof. Moreover, some or all of the exempt-interest dividends distributed by a fund may be a specific preference item, or a component of an adjustment item, for purposes of the AMT applicable to individuals. The receipt of dividends and distributions from a fund may affect a foreign corporate shareholder’s federal “branch profits” tax liability and the federal “excess net passive income” tax liability of a shareholder that is a Subchapter S corporation. In addition, for taxable years beginning after December 31, 2022, exempt interest dividends may affect the corporate AMT for certain corporate shareholders. Shareholders should consult their own tax advisors as to whether they are (i) “substantial users” with respect to a facility or “related” to such users within the meaning of the Code or (ii) subject to the AMT, the federal “branch profits” tax or the federal “excess net passive income” tax. Additionally, any loss realized upon the sale or exchange of fund shares with a tax holding period of six months or less will be disallowed to the extent of any distributions treated as exempt-interest dividends with respect to such shares unless a fund declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis.
Shareholders that are required to file tax returns are required to report tax-exempt interest income, including exempt-interest dividends, on their federal income tax returns. A fund will inform shareholders of the federal income tax status of its distributions after the end of each calendar year, including the amounts, if any, that qualify as exempt-interest dividends and any portions of such amounts that constitute tax preference items under the AMT. Shareholders who have not held shares of a fund for a full taxable year may have reported as tax-exempt or as a tax preference item a percentage of their distributions which is different from the percentage of a fund’s income that was tax-exempt or comprising tax preference items during the period of their investment in a fund. Shareholders should consult their tax advisors for more information.
The foregoing discussion is a summary of certain material US federal income tax considerations only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in such Shares, including under state, local and non-US tax laws. Finally, the foregoing discussion is based on applicable provisions of the Code, regulations, judicial authority and administrative interpretations in effect on the date of this SAI. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.
PRC Taxation. Uncertainties in the Chinese tax rules governing taxation of income and gains from investments in A-Shares could result in unexpected tax liabilities for a fund. China generally imposes withholding tax at a rate of 10% on dividends and interest derived by nonresident enterprises (including QFIs) from issuers resident in China. China also imposes withholding tax at a rate of 10% on capital gains derived by nonresident enterprises from investments in an issuer resident in China, subject to an exemption or reduction pursuant to domestic law or a double taxation agreement or arrangement.
Since the respective inception of Shanghai Connect and Shenzhen Connect, foreign investors (including the funds) investing in A-Shares listed on the SSE through Shanghai Connect and those listed on the SZSE through Shenzhen Connect would be temporarily exempt from the PRC corporate income tax and value-added tax on the gains on disposal of such A-Shares. Dividends would be subject to PRC corporate income tax on a withholding basis at 10%, unless reduced under a double tax treaty with China upon application to and obtaining approval from the competent tax authority.
Since November 17, 2014, the corporate income tax for QFIs, with respect to capital gains, has been temporarily lifted. The withholding tax relating to the realized gains from shares in land-rich companies prior to November 17, 2014 has been paid by the Xtrackers Harvest ETFs, while realized gains from shares in non-land-rich companies prior to November 17, 2014 were granted by treaty relief pursuant to the PRC-US Double Taxation Agreement. During 2015, revenue authorities in the PRC made arrangements for the collection of capital gains taxes for investments realized between November 17, 2009 and November 16, 2014. A fund could be subject to tax liability for any tax payments for which reserves have not been made or that were not previously withheld. The impact of any such tax liability on a fund’s return could be substantial. A fund may also be liable to the Advisor or Subadvisor for any tax that is imposed on the Advisor or Subadvisor by the PRC with respect to the fund’s investments. If a fund’s direct investments in A-Shares through the Subadvisor’s QFI license become subject to repatriation restrictions or delays, the fund may be unable to satisfy distribution requirements applicable to RICs under the Code, and be subject to tax at the fund level. In the event such restrictions are imposed, a fund may borrow funds to the extent necessary to distribute to shareholders income sufficient to maintain the fund’s status as a RIC.
The current PRC tax laws and regulations and interpretations thereof may be revised or amended in the future, potentially retroactively, including with respect to the possible liability of a fund for the taxation of income and gains from investments in A-Shares through Stock Connect or obligations of a QFI. The withholding taxes on dividends, interest and capital gains may in principle be subject to a reduced rate under an applicable tax treaty, but the application of such treaties in the case of a QFI acting for a foreign investor such as the funds is also uncertain. Finally, it is also unclear whether an RQFII would also be eligible for BT exemption, which has been granted to QFIIs, with respect to gains derived prior to May 1, 2016. In practice, the BT has not been collected. However, the imposition of such taxes on a fund could have a material adverse effect on a fund’s returns. Under the value-added tax regime, BT exemption granted to QFIIs with respect to gains realized from the trading of PRC marketable securities has been grandfathered (i.e. QFIIs continue to enjoy exemption on gains under the value-added tax regime). Since May 1, 2016, RQFIIs are exempt from PRC value added tax, which replaced the PRC Business Tax with respect to gains realized from the disposal of securities, including A-Shares.
The PRC rules for taxation of QFIs are evolving and certain tax regulations to be issued by the PRC State Administration of Taxation and/or PRC Ministry of Finance to clarify the subject matter may apply retrospectively, even if such rules are adverse to a fund and their shareholders.
If the PRC begins applying tax rules regarding the taxation of income from A-Shares investments to QFIs and/or begins collecting capital gains taxes on such investments (whether made through Stock Connect or a QFI), a fund could be subject to withholding tax liability in excess of the amount reserved (if any). The impact of any such tax liability on a fund’s return could be substantial. A fund will be liable to the Advisor and/or Subadvisor for any Chinese tax that is imposed on the Advisor and/or Subadvisor with respect to the fund’s investments.
The sale or other transfer by the Advisor and/or Subadvisor of A-Shares or B-Shares will be subject to PRC Stamp Duty at a rate of 0.05% on the transacted value. The Advisor and/or Subadvisor will not be subject to PRC Stamp Duty when it acquires A-Shares and B-Shares.
It is also unclear how China’s business tax may apply to activities of a QFI and how such application may be affected by tax treaty provisions.

Part II: Appendix II-G—Proxy Voting Policy and Guidelines
Scope
DWS investment advisors (“DWS”)1 registered with the SEC have adopted and implemented the following Proxy Voting Policy and Guidelines – DWS Americas (“Policy and Guidelines”). The Policy and Guidelines are reasonably designed to ensure that proxies are voted in the best economic interest of DWS’s advisory clientswith voting rights2 (i.e., equity securities) and in accordance with its fiduciary duties and local regulation. The Policy and Guidelines apply to DWS when on behalf of client accounts, it has taken on the responsibility to vote, or provide recommendations relating to proxies.
The guidelines attached as Attachment A represent a set of recommendations (the “Guidelines”) that were determined by the DWS Proxy Voting Sub-Committee (“the PVSC”). These Guidelines were developed and approved by the PVSC to provide DWS with a comprehensive list of recommendations that represent how DWS will generally vote proxies for its clients. The PVSC developed the Guidelines in consideration of various sources, including certain proxy voting guidelines of its proxy voting agent, Institutional Shareholder Services Inc. (“ISS”) as well as other sources including the Coalition for Environmentally Responsible Economies’ (“CERES”) Roadmap 2030. As a fiduciary, DWS owes its clients a duty of loyalty and duty of care. As a result, DWS has a fiduciary obligation to vote proxies in the best economic interest of clients taking into consideration reasonable costs without considering any relationship that it or its parent or affiliates may have with an issuer. In addition, the organizational structures and documents of the various DWS legal entities allow, where necessary or appropriate, the execution by individual DWS subsidiaries of the proxy voting rights independently of any parent or affiliated company.
Capitalized terms have the meaning ascribed to them in the Glossary.
DWS’s Proxy Voting Responsibilities
Proxy votes are the property of DWS’s advisory clients.As such, DWS’s authority and responsibility to vote such proxies depend upon its contractual relationships with its clients or other delegated authority. DWS has delegated responsibility for effecting its advisory clients’ proxy votes to ISS, an independent third-party proxy voting specialist. ISS analyses and votes DWS’s advisory clients’ proxies in accordance with the Guidelines or DWS’s specific instructions. Where a client has given specific instructions as to how a proxy should be voted, DWS will notify ISS to carry out those instructions. Where no specific instruction exists, DWS will follow the procedures in voting the proxies set forth in this document. Certain Taft-Hartley clients may direct DWS to have ISS vote their proxies in accordance with Taft-Hartley Voting Guidelines.

1 These include DWS Investment Management Americas, Inc. (“DIMA”), DBX Advisors LLC (“DBX”) and RREEF Americas L.L.C. (“RREEF”) as well as DWS registered investment advisors based outside of the U.S. who provide services to U.S. accounts based on delegation from DIMA, DBX or RREEF.
2 For purposes of this document, “clients” refers to persons or entities: (i) for which DWS serves as investment advisor or sub-advisor; (ii) for which DWS votes proxies; and (iii) that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.

Clients may in certain instances contract with their custodial agent and notify DWS that they wish to engage in securities lending transactions. In such cases, it is the responsibility of the custodian to deduct the number of shares that are on loan so that they do not get voted twice. DWS generally does not recall shares during a particular proxy vote but may recall shares under the limited circumstances described below. DWS maintains a list of U.S. and Canadian securities for certain clients that it does not intend to lend through a securities lending program during a given proxy voting season based on such factors as the overall ownership level to impact a vote, expected proxy votes on various matters or potential revenue associated with the security being out on loan over the period. DWS will also recall shares of securities on loan during a particular proxy vote for all products that have adopted an environmental, social and governance

(“ESG”) dedicated investment strategy. The handling of all recall requests is beyond DWS’s control and may not be satisfied in time for DWS to vote the shares in question. When shares remain on loan through a securities lending program, the portfolio management teams will not be able to participate in the votes.
POLICIES
Proxy Voting Activities are Conducted in the Best Economic Interest of Clients
DWS has adopted the following Policies and Guidelines to ensure that proxies are voted in accordance with the best economic interest of its clients, as determined by DWS in good faith after appropriate review. DWS believes that this responsibility includes consideration of the economic effect on companies of certain relevant ESG factors.
DWS Investment Platform
Portfolio managers or research analysts in the DWS Investment Platform with appropriate standing (“Portfolio Management”)3 review recommendations for the U.S. accounts they manage from ISS on how to vote proxies based on the application of the Guidelines. Portfolio Management and members of the PVSC may request that the PVSC consider voting a particular proxy contrary to the Guidelines or recommendations from ISS based on the application of the Guidelines, if they believe that it may not be in the best economic interest of clients to vote the proxy in accordance with the Guidelines or ISS recommendations.
The Proxy Voting Sub-Committee
The PVSC is a sub-committee of and established by the Americas Investment Risk Fiduciary Oversight Committee pursuant to written Terms of Reference. The PVSC is responsible for overseeing DWS’s proxy voting activities, including:
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Adopting, monitoring and updating the Guidelines that provide how DWS will generally vote proxies pertaining to a comprehensive list of common proxy voting matters;
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Making decisions on how to vote proxies where: (i) the issues are not covered by specific client instruction or the Guidelines; or (ii) the Guidelines are uncertain for specific circumstances, in which case it could lead to items being referred back to the PVSC, per implementation procedures, to determine how to vote proxies in the best economic interest of DWS’s clients; (iii) where an exception to the Guidelines may be in the best economic interest of DWS’s clients;
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Appeals raised by Portfolio Management, the PVSC and others to vote a particular proxy contrary to the Guidelines or recommendations from ISS based on the application of the Guidelines; and
•
Monitoring DWS’s Proxy Vendor Oversight Group (“Proxy Vendor Oversight”) proxy voting activities (see below)
DWS’s Proxy Vendor Oversight, a function of DWS’s Operations Group, is responsible for coordinating with ISS to administer DWS’s proxy voting process and for voting proxies in accordance with any specific client instructions or, if there are none, the Guidelines, and overseeing ISS’s proxy responsibilities in this regard.

3 Portfolio Management also includes portfolio managers from DWS registered investment advisors based outside the U.S. who provided services to the U.S. accounts based on a delegation from DIMA, DBX or RREEF.

Availability of Proxy Voting Policies and Proxy Voting Record
Copies of this Policy and Guidelines, as it may be updated from time to time are made available to clients as required by law and otherwise at DWS’s discretion. Clients may also obtain information on how their proxies were voted by DWS as required by law and otherwise at DWS’s discretion. Note, however, that DWS must not selectively disclose its investment company clients’ proxy voting records. Proxy Vendor Oversight will make proxy voting reports available to advisory clients upon request. The investment companies’ proxy voting records will be disclosed to shareholders by means of publicly available annual filings of each company’s proxy voting record for the 12-month periods ending June 30, if so required by relevant law.
Procedures
The key aspects of DWS’s proxy voting process are delineated below.
The DWS Proxy Voting Guidelines
The Guidelines set forth the PVSC’s standard voting positions on a comprehensive list of common proxy voting matters. The PVSC has developed and continues to update the Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and the impact of the matter on issuers and the value of the investments.
The PVSC will review the Guidelines as necessary to support the best economic interest of DWS’s clients and, in any event, at least annually. The PVSC will make changes to the Guidelines, whether as a result of the annual review or otherwise, taking solely into account the best economic interest of clients. Before changing the Guidelines, the PVSC will thoroughly review and evaluate the proposed change and the reasons therefore, and the PVSC Chairperson(s) will ask PVSC members whether anyone outside or within the DWS organization (including Deutsche Bank and its affiliates) or any entity that identifies itself as an DWS advisory client has requested or attempted to influence the proposed change and whether any member has a conflict of interest with respect to the proposed change. If any such matter is reported to the PVSC Chairperson(s), the Chairperson(s) will promptly notify the Conflicts of Interest Management Sub-Committee and will defer the approval, if possible. Lastly, the PVSC will fully document its rationale for approving any change to the Guidelines.
The Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which DWS or an affiliate serves as investment advisor or sponsor. Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in the actual practices of the investment company and the voting positions of the investment company on the same or similar matters. Further, the manner in which DWS votes proxies on behalf investment company proxies may differ from the voting recommendations made by a DWS-advised or sponsored investment company soliciting proxies from its shareholders.
Proxy Voting Recommendations and Decisions Made on a Case-by-Case Basis
Proxy Vendor Oversight will refer to Portfolio Management and members of the PVSC for review and recommendations on how to vote proxies prepared by ISS based upon the Guidelines. The proxies shall be voted on a case-by-case basis based on ISS’s application of the Guidelines. Portfolio Management and members of PVSC may request that the PVSC consider voting a particular proxy contrary to the Guidelines if they believe that it may not be in the best economic interest of clients to vote the proxy in accordance with the Guidelines.
Specific Proxy Voting Decisions Made by the PVSC
Proxy Vendor Oversight will refer to the PVSC only proxy proposals: (i) that are not covered by specific client instructions or the Guidelines; or (ii) that, in accordance with this Policy and Guidelines, have been appealed. The Proxy Vendor Oversight team will present to Portfolio Management and members of the PVSC all proposals voted on a case-by-case basis in accordance with the Guidelines which will include recommendations from ISS based on ISS’s application of the Guidelines and, in certain instances as outlined in the Guidelines or its Sustainability Proxy Voting Guidelines (“Sustainability”) Policy on social and sustainability issues. Portfolio Management may appeal a recommendation when they believe that it may not be in the best economic interest of the client to vote in accordance with the recommendation, and such appeal will be referred by the Proxy Vendor Oversight team to the PVSC for consideration.
The DWS Corporate Governance Center (“CGC”) provides support to the PVSC but does not make any voting recommendations or determinations. The CGC will research vote recommendations from ISS based on its Sustainability Policy. The CGC will assess whether such recommendations are in the best economic interest of clients and inform the PVSC Chairperson(s) of any such ISS recommendations that the CGC believes may not be in the best economic interest of clients. The CGC will periodically provide a report to the PVSC that includes details of its analysis with respect to the ISS recommendations based on its Sustainability Policy and how DWS voted on each proxy. The CGC may also, at the PVSC’s request, provide research and analysis related to other proxy matters.
Additionally, if Proxy Vendor Oversight, the PVSC Chairperson(s), any member of the PVSC or Portfolio Management believes that voting a particular proxy in accordance with the Guidelines may not be in the best economic interest of clients, that individual may bring the matter to the attention of the PVSC Chairperson(s) and/or Proxy Vendor Oversight.
If Proxy Vendor Oversight refers a proxy proposal to the PVSC (or Action Group) or the PVSC (or Action Group) determines that voting a particular proxy in accordance with the Guidelines is not in the best economic interest of clients, the PVSC (or Action Group) will evaluate and instruct the Proxy Vendor Oversight team to vote the proxy in accordance with its fiduciary duty and subject to the procedures below regarding conflicts. Proxy Vendor Oversight shall periodically report to the PVSC the details of any instructions received from any Action Group.
The PVSC endeavours to determine how to vote particular proxies prior to the voting deadline.
Proxies that Cannot Be Voted or Instances When DWS Abstains from Voting
In some cases, the PVSC may determine that it is in the best economic interest of DWS’s clients not to vote certain proxies, or that it may not be feasible to vote certain proxies. If the conditions below are met with regard to a proxy proposal, DWS may not vote on the issue:
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Neither the Guidelines nor specific client instructions cover an issue;
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ISS does not make a recommendation on the issue;
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There is not sufficient time prior to the voting deadline to make a determination as to what voting decision would be in the client’s best interest; or
•
Local regulations restrict DWS from voting on a particular issue.
In addition, it is DWS’s policy not to vote proxies of issuers subject to laws of those jurisdictions that impose restrictions upon selling shares after proxies are voted, in order to preserve liquidity. In other cases, it may not be possible to vote certain proxies, despite good faith efforts to do so. For example, some jurisdictions do not provide adequate notice to shareholders so that proxies may be voted on a timely basis. Voting rights on securities that have been loaned to third-parties transfer to those third-parties, with loan termination often being the only way to attempt to vote proxies on the loaned securities. Lastly, the PVSC may determine that the costs to the client(s) associated with voting a particular proxy or group of proxies outweighs the economic benefits expected from voting the proxy or group of proxies.
There may be instances when DWS holds a position in a private company requiring a voting decision. ISS does not provide research and is unable to provide a voting recommendation based on the Guidelines with respect to private companies. As a result, DWS will refer all private company proxies to portfolio management for a review based on information that is available to them. Portfolio management will submit any recommendations to vote “For” or “Against” proposals for private companies to the PVSC for consideration. DWS will vote to “Abstain” for proposals for private companies if portfolio management does not have a recommendation to vote “For” or “Against” based on the available information.
Proxy Vendor Oversight will coordinate with the PVSC Chairperson(s) regarding any specific proxies and any categories of proxies that will not or cannot be voted. The reasons for not voting any proxy shall be documented.

Conflict of Interest Procedures
Procedures to Address Conflicts of Interest and Improper Influence
Overriding Principle
In the limited circumstances where the PVSC votes proxies,4 the PVSC will vote those proxies in accordance with what it, in good faith, determines to be the best economic interest of DWS’s clients.5
Independence of the PVSC
As a matter of Compliance policy, the PVSC and Proxy Vendor Oversight are structured to be independent from other parts of Deutsche Bank. Members of the PVSC and the employee responsible for Proxy Vendor Oversight are employees of DWS. As such, they may not be subject to the supervision or control of any employees of Deutsche Bank Corporate and Investment Banking division (“CIB”). Their compensation cannot be based upon their contribution to any business activity outside of DWS without prior approval of Legal and Compliance. They can have no contact with employees of Deutsche Bank outside of DWS regarding specific clients, business matters, or initiatives without the prior approval of Legal and Compliance. They furthermore may not discuss proxy votes with any person outside of DWS (and within DWS only on a need-to-know basis).
Conflict Review Procedures
The “Conflicts of Interest Management Sub-Committee” within DWS monitors for potential material conflicts of interest in connection with proxy proposals that are to be evaluated by the PVSC. The Conflicts of Interest Management Sub-Committee members include DWS Compliance, the chief compliance officers of the advisors and the DWS Funds. Promptly upon a determination that a proxy vote shall be presented to the PVSC, the PVSC Chairperson(s) shall notify the Conflicts of Interest Management Sub-Committee. The Conflicts of Interest Management Sub-Committee shall promptly collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if DWS or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest. For the purposes of this policy, a conflict of interest shall be considered “material” to the extent that a reasonable person could expect the conflict to influence, or appear to influence, the PVSC’s decision on the particular vote at issue. PVSC should provide the Conflicts of Interest Management Sub-Committee a reasonable amount of time (no less than 24 hours for the Americas/Europe and 48 hours for APAC) to perform all necessary and appropriate reviews. To the extent that a conflicts review cannot be sufficiently completed by the Conflicts of Interest Management Sub-Committee the proxies will be voted in accordance with the standard Guidelines.

4 As mentioned above, the PVSC votes proxies where: (i) neither a specific client instruction nor a Guideline directs how the proxy should be voted; or (ii) where voting in accordance with the Guidelines may not be in the best economic interest of clients. Further, the PVSC will review recommendations for proxies if Portfolio Management or a member of the PVSC recommends voting contrary to the ISS recommendation if they believe that it may not be in the best economic interest of the client to vote in accordance with the Guidelines or ISS recommendation based on its application of the Guidelines.
5 Proxy Vendor Oversight, who serves as the non-voting secretary of the PVSC, may receive routine calls from proxy solicitors and other parties interested in a particular proxy vote. Any contact that attempts to exert improper pressure or influence shall be reported to the Conflicts of Interest Management Sub-Committee.

The information considered by the Conflicts of Interest Management Sub-Committee may include without limitation information regarding: (i) DWS client relationships; (ii) any relevant personal conflict known by the Conflicts of Interest Management Sub-Committee or brought to the attention of that sub-committee; and (iii) any communications with members of the PVSC (or anyone participating or providing information to the PVSC) and any person outside or within the DWS organization (including Deutsche Bank and its affiliates) or any entity that identifies itself as an DWS advisory client regarding the vote at issue. In the context of any determination, the Conflicts of Interest Management Sub-Committee may consult with and shall be entitled to rely upon all applicable outside experts, including legal counsel.
Upon completion of the investigation, the Conflicts of Interest Management Sub-Committee will document its findings and conclusions. If the Conflicts of Interest Management Sub-Committee determines that: (i) DWS has a material conflict of interest that would prevent it from deciding how to vote the proxies concerned without further client consent; or (ii) certain individuals should be recused from participating in the proxy vote at issue, the Conflicts of Interest Management Sub-Committee will so inform the PVSC Chairperson(s).
If notified that DWS has a material conflict of interest as described above, the PVSC chairperson(s) will obtain instructions as to how the proxies should be voted either from: (i) if time permits, the affected clients; or (ii) in accordance with the standard Guidelines. If notified that certain individuals should be recused from the proxy vote at issue, the PVSC Chairperson(s) shall do so in accordance with the procedures set forth below.
Note: Any DWS employee who becomes aware of a potential, material conflict of interest in respect of any proxy vote to be made on behalf of clients shall notify Compliance or the Conflicts of Interest Management Sub-Committee. Compliance shall call a meeting of the Conflicts of Interest Management Sub-Committee to evaluate such conflict and determine a recommended course of action.
Procedures to be followed by the PVSC
At the beginning of any discussion regarding how to vote any proxy, the PVSC Chairperson(s) (or his or her delegate) will inquire as to whether any PVSC member (whether voting or ex officio) or any person participating in the proxy voting process has a personal conflict of interest or has knowledge of an actual or apparent conflict that has not been reported to the Conflicts of Interest Management Sub-Committee.
The PVSC Chairperson(s) also will inquire of these same parties whether they have actual knowledge regarding whether any Director, officer, or employee outside or within the DWS organization (including Deutsche Bank and its affiliates) or any entity that identifies itself as an DWS advisory client, has: (i) requested that DWS, Proxy Vendor Oversight (or any member thereof), or a PVSC member vote a particular proxy in a certain manner; (ii) attempted to influence DWS, Proxy Vendor Oversight (or any member thereof), a PVSC member or any other person in connection with proxy voting activities; or (iii) otherwise communicated with a PVSC member, or any other person participating or providing information to the PVSC regarding the particular proxy vote at issue and which incident has not yet been reported to the Conflicts of Interest Management Sub-Committee.
If any such incidents are reported to the PVSC Chairperson(s), the Chairperson(s) will promptly notify the Conflicts of Interest Management Sub-Committee and, if possible, will delay the vote until the Conflicts of Interest Management Sub-Committee can complete the conflicts review. If a delay is not possible, the Conflicts of Interest Management Sub-Committee will instruct the PVSC (i) whether anyone should be recused from the proxy voting process or (ii) whether DWS should vote the proxy in accordance with the standard guidelines, seek instructions as to how to vote the proxy at issue from ISS or, if time permits, the affected clients. These inquiries and discussions will be properly reflected in the PVSC’s meeting minutes.
Duty to Report. Any DWS employee, including any PVSC member (whether voting or ex officio), that is aware of any actual or apparent conflict of interest relevant to, or any attempt by any person outside or within the DWS organization (including Deutsche Bank and its affiliates) or any entity that identifies itself as an DWS advisory client to influence how DWS votes its proxies has a duty to disclose the existence of the situation to the PVSC Chairperson(s) (or his or her designee) and the details of the matter to the Conflicts of Interest Management Sub-Committee. In the case of any person participating in the deliberations on a specific vote, such disclosure should be made before engaging in any activities or participating in any discussion pertaining to that vote.
Recusal of Members

The PVSC will recuse from participating in a specific proxy vote any PVSC members (whether voting or ex officio) and/or any other person who: (i) are personally involved in a material conflict of interest; or (ii) who, as determined by the Conflicts of Interest Management Sub-Committee, have actual knowledge of a circumstance or fact that could affect their independent judgment, in respect of such vote. The PVSC will also exclude from consideration the views of any person (whether requested or volunteered) if the PVSC or any member thereof knows, or if the Conflicts of Interest Management Sub-Committee has determined, that such other person has a material conflict of interest with respect to the particular proxy or has attempted to influence the vote in any manner prohibited by these policies.
If, after excluding all relevant PVSC voting members pursuant to the paragraph above, there are three or more PVSC voting members remaining, those remaining PVSC members will determine how to vote the proxy in accordance with these Policies and Guidelines. If there are fewer than three PVSC voting members remaining, the PVSC Chairperson(s) will vote the proxy in accordance with the standard Guidelines or will obtain instructions as to how to have the proxy voted from, if time permits, the affected clients and otherwise from ISS.
Affiliated Investment Companies, Rule 12d1-4 and Affiliated Public Companies
Investment Companies
For investment companies for which DWS or an affiliate serves as investment advisor or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders (i.e., “mirror” or “echo” voting). In addition, if a registered investment company (including an exchange traded fund) advised by DWS or an affiliate together with DWS advisory clients, in aggregate, (i) hold more than 25% of the outstanding voting securities of an investment company that is not a registered closed-end fund or business development company, or (ii) hold more than 10% of the outstanding voting securities of an investment company that is a registered closed-end fund or business development company, then DWS will vote its holdings in such registered investment company’s securities in the same proportion as the vote of all other holders of such securities (i.e., “mirror” or “echo” voting) as required by Rule 12d1-4 of the 1940 Act. Master Fund proxies solicited from feeder Funds are voted in accordance with applicable provisions of Section 12 of 1940 Act.
Affiliated Public Companies
For proxies solicited by non-investment company issuers of or within the DWS or Deutsche Bank organization (e.g., shares of DWS or Deutsche Bank), these proxies will be voted in the same proportion as the vote of other shareholders (i.e., “mirror” or “echo” voting). In markets where mirror voting is not permitted, DWS will “Abstain” from voting such shares.
Note: With respect to affiliated registered investment companies that invest in the DWS Central Cash Management Government Fund (registered under the 1940 Act), the affiliated registered investment companies are not required to engage in echo voting with respect to proxies of the DWS Central Cash Management Government Fund and the investment advisor will use these Guidelines and may determine, with respect to proxies of the DWS Central Cash Management Government Fund, to vote contrary to the positions in the Guidelines, consistent with the Fund’s best interest.
Other Procedures that Limit Conflicts of Interest
DWS and other entities in the Deutsche Bank organization have adopted a number of policies, procedures, and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including but not limited to:
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Code of Conduct– Deutsche Bank Group;
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Conflicts of Interest Policy – DWS Group;
•
Code of Ethics – DWS Group (U.S. Registered Entities); and

•
DWS Records Management Policy – Global.
The PVSC expects that these policies, procedures, and internal controls will greatly reduce the chance that the PVSC (or its members) would be involved in, aware of, or influenced by an actual or apparent conflict of interest.
RECORDKEEPING
At a minimum, the following records must be properly maintained and readily accessible in order to evidence compliance with this Policy.
•
DWS will maintain a record of each proxy vote cast by DWS that includes among other things, company name, meeting date, proposals presented, vote cast, and shares voted.
•
Proxy Vendor Oversight maintains records for each of the proxy ballots it votes. Specifically, the records include, but are not limited to:
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The proxy statement (and any additional solicitation materials) and relevant portions of annual statements;
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Any additional information considered in the voting process that may be obtained from an issuing company, its agents, or proxy research firms;
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Analyst worksheets created for stock option plan and share increase analyses; and
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Proxy Edge print-screen of actual vote election.
•
DWS will: (i) retain this Policy and the Guidelines; (ii) maintain records of requests from Portfolio Management and members of the PVSC to appeal a recommendation on how to vote a proxy; (iii) maintain minutes of the meeting of the PVSC; (iv) maintain records of client requests for proxy voting information; and (v) retain any documents prepared by Proxy Vendor Oversight, the CGC or the PVSC that were material to making a voting decision or that memorialized the basis for a proxy voting decision.
•
The PVSC also will create and maintain appropriate records documenting its compliance with this Policy, including records of its deliberations and decisions regarding conflicts of interest and their resolution.
•
With respect to DWS’s investment company clients, ISS will create and maintain records of each company’s proxy voting record for the 12-month periods ending June 30. DWS will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report (and with respect to which the company was entitled to vote):
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The name of the issuer of the portfolio security;
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The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);
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The Council on Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security (if the number is available through reasonably practicable means);
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The shareholder meeting date;
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A brief identification of the matter voted on;
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Whether the matter was proposed by the issuer or by a security holder;
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Whether the company cast its vote on the matter;
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How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of Directors); and

•
Whether the company cast its vote for or against Management.
Note: This list is intended to provide guidance only in terms of the records that must be maintained in accordance with this policy. In addition, please note that records must be maintained in accordance with the Data and Record Management Policy - Deutsche Bank Group and applicable policies and procedures thereunder.
With respect to electronically stored records, “properly maintained” is defined as complete, authentic (unalterable), usable and backed-up. At a minimum, records should be retained for a period of not less than six years (or longer, if necessary to comply with applicable regulatory requirements), the first three years in an appropriate DWS office.
OVERSIGHT RESPONSIBILITIES
Proxy Vendor Oversight will review a reasonable sampling of votes based on its procedures on a regular basis to ensure that ISS has cast the votes in a manner consistent with the Guidelines. Proxy Vendor Oversight will provide the PVSC with a quarterly report of its review and identify any issues encountered during the period. Proxy Vendor Oversight will also perform a post season review once a year on certain proposals to assess whether ISS voted consistent with the Guidelines.
In addition, the PVSC will, in cooperation with Proxy Vendor Oversight and DWS Compliance, consider, on at least an annual basis, whether ISS has the capacity and competence to adequately analyze the matters for which it is responsible. This includes whether ISS has effective polices, and methodologies and a review of ISS’s policies and procedures with respect to conflicts.
The PVSC also monitors the proxy voting process by reviewing summary proxy information presented by ISS to determine, among other things, whether any changes should be made to the Guidelines. This review will take place at least quarterly and is documented in the PVSC’s meeting minutes.
The Proxy Vendor Oversight group will coordinate with ISS the preparation, and ensure timely filing, of the applicable Form N-PX for DWS advised registered funds and for each applicable registered investment adviser, including DIMA, RREEF and DBX.
ANNUAL REVIEW
The PVSC, in cooperation with Proxy Vendor Oversight and DWS Compliance, will review and document, no less frequently than annually, the adequacy of the Guidelines, including whether the Guidelines continue to be reasonably designed to ensure that DWS votes in the best interest of its clients.
GLOSSARY
Term	Definition
Action Group	A sub-group of the PVSC (as defined below) that will include the Chairperson(s) and at least one other member of the PVSC.
ISS	Institutional Shareholder Services, Inc.
PVSC	Proxy Voting Sub-Committee
SEC	Securities and Exchange Commission
1940 Act	Investment Company Act of 1940, as amended
LIST OF ANNEXES AND ATTACHMENTS
Attachment A – DWS Proxy Voting Guidelines – DWS Americas

Attachment A
DWS
Proxy Voting Guidelines – DWS Americas
Effective for Meetings on or after March 20, 2025

TABLE OF CONTENTS
BOARD OF DIRECTORS
Independence
Composition
Responsiveness
Accountability
Problematic Takeover Defenses, Capital Structure and Governance Structure
Problematic Audit-Related Practices
Problematic Compensation Practices
Problematic Pledging of Company Stock
Climate Accountability
Governance Failures
Voting on Director Nominees in Contested Elections
Vote-No Campaigns
Proxy Contests/Proxy Access
Other Board Related Proposals
Adopt Anti-Hedging/Pledging/Speculative Investments Policy
Board Refreshment
Term/Tenure Limits
Age Limits
Board Size
Classification/Declassification of the Board
CEO Succession Planning
Cumulative Voting
Director and Officer Indemnification, Liability Protection and Exculpation
Establish/Amend Nominee Qualifications
Establish Other Board Committee Proposals
Filling Vacancies/Removal of Directors
Independent Board Chair
Majority of Independent Directors/ Establishment of Independent Committees
Majority Vote Standard for the Election of Directors
Proxy Access
Require More Nominees than Open Seats
Shareholder Engagement Policy (Shareholder Advisory Committee)
AUDIT-RELATED
Auditor Indemnification and Limitation of Liability

Auditor Ratification
Shareholder Proposals Limiting Non-Audit Services
Shareholder Proposals on Audit Firm Rotation
SHAREHOLDER RIGHTS & DEFENSES
Advance Notice Requirements for Shareholder Proposals/Nominations
Amend Bylaws without Shareholder Consent
Control Share Acquisition Provisions
Control Share Cash-Out Provisions
Disgorgement Provisions
Fair Price Provisions
Freeze-Out Provisions
Greenmail
Shareholder Litigation Rights
Federal Forum Selection Provisions
Exclusive Forum Provisions for State Law Matters
Fee shifting
Net Operating Loss (NOL) Protective Amendments
Poison Pills (Shareholder Rights Plans)
Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy
Management Proposals to Ratify a Poison Pill
Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)
Proxy Voting Disclosure, Confidentiality, and Tabulation
Ratification Proposals: Management Proposals to Ratify Existing Charter or Bylaw Provisions
Reimbursing Proxy Solicitation Expenses

Reincorporation Proposals
Shareholder Ability to Act by Written Consent
Shareholder Ability to Call Special Meetings
Stakeholder Provisions
State Antitakeover Statutes
Supermajority Vote Requirements
Virtual Shareholder Meetings
CAPITAL RESTRUCTURING
Capital
Adjustments to Par Value of Common Stock
Common Stock Authorization
Dual Class Structure
Issue Stock for Use with Rights Plan
Preemptive Rights
Preferred Stock Authorization
Recapitalization Plans
Reverse Stock Splits
Share Issuance Mandates at U.S. Domestic Issuers Incorporated Outside the U.S.
Share Repurchase Programs
Share Repurchase Programs Shareholder Proposals
Stock Distributions: Splits and Dividends
Tracking Stock
Restructuring
Appraisal Rights
Asset Purchases
Asset Sales
Bundled Proposals
Conversion of Securities
Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/ Reverse Leveraged Buyouts/Wrap Plans
Formation of Holding Company
Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)
Joint Ventures
Liquidations
Mergers and Acquisitions
Private Placements/Warrants/Convertible Debentures
Reorganization/Restructuring Plan (Bankruptcy)
Special Purpose Acquisition Corporations (SPACs)
Special Purpose Acquisition Corporations (SPACs) - Proposals for Extensions
Spin-offs
Value Maximization Shareholder Proposals
COMPENSATION
Executive Pay Evaluation

Advisory Votes on Executive Compensation—Management Proposals (Say-on-Pay)
Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)
Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale
Equity-Based and Other Incentive Plans
Further Information on certain EPSC Factors:
Egregious Factors
Amending Cash and Equity Plans (including Approval for Tax Deductibility (162(m))
Specific Treatment of Certain Award Types in Equity Plan Evaluations
Operating Partnership (OP) Units in Equity Plan Analysis of Real Estate Investment Trusts (REITs)
Other Compensation Plans
401(k) Employee Benefit Plans
Employee Stock Ownership Plans (ESOPs)
Employee Stock Purchase Plans—Qualified Plans
Employee Stock Purchase Plans—Non- Qualified Plans
Option Exchange Programs/Repricing Options
Stock Plans in Lieu of Cash
Transfer Stock Option (TSO) Programs
Director Compensation
Shareholder Ratification of Director Pay Programs
Equity Plans for Non-Employee Directors
Non-Employee Director Retirement Plans
Shareholder Proposals on Compensation
Bonus Banking/Bonus Banking “Plus”
Compensation Consultants-Disclosure of Board or Company’s Utilization
Disclosure/Setting Levels or Types of Compensation for Executives and Directors
Golden Coffins/Executive Death Benefits
Hold Equity Past Retirement or for a Significant Period of Time
Pay Disparity
Pay for Performance/Performance-Based Awards
Pay for Superior Performance
Pre-Arranged Trading Plans (10b5-1 Plans)
Prohibit Outside CEOs from Serving on Compensation Committees

Recoupment of Incentive or Stock Compensation in Specified Circumstances
Severance and Golden Parachute Agreements
Share Buyback Impact on Incentive Program Metrics
Supplemental Executive Retirement Plans (SERPs)
Tax Gross-Up Proposals
Termination of Employment Prior to Severance Payment/Eliminating Accelerated Vesting of Unvested Equity
ROUTINE / MISCELLANEOUS
Adjourn Meeting
Amend Quorum Requirements
Amend Minor Bylaws
Change Company Name
Change Date, Time, or Location of Annual Meeting
Other Business
SOCIAL AND ENVIRONMENTAL ISSUES
General Approach
Endorsement of Principles
Animal Welfare
Animal Welfare Policies
Animal Testing
Animal Slaughter
Consumer Issues
Genetically Modified Ingredients
Reports on Potentially Controversial Business/Financial Practices
Pharmaceutical Pricing, Access to Medicines, and Prescription Drug Reimportation
Product Safety and Toxic/Hazardous Materials
Tobacco-Related Proposals
Climate Change
Environmental Justice

Financed Emissions
Just Transition
Natural Capital
Say on Climate (SoC) Management Proposals
Say on Climate (SoC) Shareholder Proposals
Climate Change/Greenhouse Gas (GHG) Emissions
Energy Efficiency
Renewable Energy
Diversity
Board Diversity
Equality of Opportunity
Gender Identity, Sexual Orientation, and Domestic Partner Benefits
Gender, Race / Ethnicity Pay Gap
Racial Equity and/or Civil Rights Audit Guidelines
Environment and Sustainability
Facility and Workplace Safety
Hydraulic Fracturing
Operations in Protected Areas
Recycling
Sustainability Reporting
Water Issues
General Corporate Issues
Charitable Contributions
Data Security, Privacy, and Internet Issues
Environmental, Social, and Governance (ESG) Compensation-Related Proposals
Tax Transparency
Human Rights, Human Capital Management, and International Operations
Human Rights Proposals
Mandatory Arbitration
Operations in High Risk Markets
Outsourcing/Offshoring
Sexual Harassment
Weapons and Military Sales
Political Activities
Lobbying
Political Contributions
Political Expenditures and Lobbying Congruency
Political Ties
REGISTERED INVESTMENT COMPANY PROXIES

Election of Directors
Closed End Fund - Unilateral Opt-In to Control Share Acquisition Statutes
Converting Closed-end Fund to Open-end Fund
Proxy Contests
Investment Advisory Agreements
Approving New Classes or Series of Shares
Preferred Stock Proposals
1940 Act Policies
Changing a Fundamental Restriction to a Nonfundamental Restriction
Change Fundamental Investment Objective to Nonfundamental
Name Change Proposals
Change in Fund's Subclassification
Business Development Companies— Authorization to Sell Shares of Common Stock at a Price below Net Asset Value
Disposition of Assets/Termination/ Liquidation
Changes to the Charter Document
Changing the Domicile of a Fund
Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval
Distribution Agreements
Master-Feeder Structure

Mergers
Shareholder Proposals for Mutual Funds
Establish Director Ownership Requirement
Reimburse Shareholder for Expenses Incurred
Terminate the Investment Advisor
INTERNATIONAL PROXY VOTING
Appendix I

NOTE: Because of the unique oversight structure and regulatory scheme applicable to closed-end and open-end investment companies, except as otherwise noted, these voting guidelines are not applicable to holdings of shares of closed-end and open-end investment companies (except Real Estate Investment Trusts).
In voting proxies that are noted case-by-case, DWS will vote such proxies based on recommendations from ISS based on its application of the Guidelines.
BOARD OF DIRECTORS
DWS’s policy is to generally vote for director nominees6, except under the following circumstances (with new nominees considered on case-by-case basis):
Independence
General Recommendation
DWS’s policy is to generally vote against7 or withhold from non-independent directors when (See Appendix 1 for Classification of Directors):
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Independent directors comprise 50 percent or less of the board;
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The non-independent director serves on the audit, compensation, or nominating committee;
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The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee; or
•
The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.

6 A “new nominee” is a director who is being presented for election by shareholders for the first time. Recommendations on new nominees who have served for less than one year are made on a case-by-case basis depending on the timing of their appointment and the problematic governance issue in question.
7 In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

Composition
Attendance at Board and Committee Meetings
DWS’s policy is to generally vote against or withhold from directors (except nominees who served only part of the fiscal year8) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:
•
Medical issues/illness;
•
Family emergencies; and
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Missing only one meeting (when the total of all meetings is three or fewer).

In cases of chronic poor attendance without reasonable justification, in addition to voting against the director(s) with poor attendance, DWS’s policy is to generally vote against or withhold from appropriate members of the nominating/governance committees or the full board.
If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, DWS’s policy is to generally vote against or withhold from the director(s) in question.
Overboarded Directors
DWS’s policy is to generally vote against or withhold from individual directors who:
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Sit on more than four public company boards; or
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Are CEOs of public companies who sit on the boards of more than one public company besides their own—withhold only at their outside board9
Combined Chair/CEO
DWS’s policy is to vote case-by-case for new nominees who are up for election to serve as a combined Chair and CEO, taking into considerations the following:
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A majority independent board and/or the presence of independent directors on a key board committees;
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A clearly defined lead independent director serving as an appropriate counterbalance to a combined CEO/chair role.
DWS’s policy is to generally vote for an incumbent director who is a combined Chair and CEO up for reelection.

8 Nominees who served for only part of the fiscal year are generally exempted from the attendance policy.
9 Although all of a CEO’s subsidiary boards with publicly-traded common stock will be counted as separate boards, DWS will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (˃50 percent ownership) subsidiaries of that parent but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

Responsiveness
DWS’s policy is to generally vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:
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The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year or failed to act on a management proposal seeking to ratify an existing charter/bylaw provision that received opposition of a majority of the shares cast in the previous year. Factors that will be considered are:
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Disclosed outreach efforts by the board to shareholders in the wake of the vote;
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Rationale provided in the proxy statement for the level of implementation;
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The subject matter of the proposal;
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The level of support for and opposition to the resolution in past meetings;
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Actions taken by the board in response to the majority vote and its engagement with shareholders;

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The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
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Other factors as appropriate.
•
The board failed to act on takeover offers where the majority of shares are tendered; or
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At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.
DWS’s policy is to generally vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Say on Pay proposal if:
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The company’s previous say-on-pay received the support of less than 70 percent of votes cast. Factors that will be considered are:
The company's response, including:
•
Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);
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Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition; and
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Disclosure of specific and meaningful actions taken to address shareholders' concerns;
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Other recent compensation actions taken by the company;
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Whether the issues raised are recurring or isolated;
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The company's ownership structure;
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Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness; and
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The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.
Accountability
Problematic Takeover Defenses, Capital Structure and Governance Structure
Poison Pills
DWS’s policy is to generally vote against or withhold from all nominees (except new nominees, who should be considered case-by-case) if:
•
The company has a poison pill with a deadhand or slowhand feature10;
•
The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval; or
•
The company has a long-term poison pill, (with a term of over one year) that was not approved by the public shareholders.11

DWS’s policy is to generally vote case-by-case on nominees if the board adopts an initial short-term pill (with a term of one year or less) without shareholder approval, taking into consideration:
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The trigger threshold and other terms of the pill;
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The disclosed rationale for the adoption;
•
The context in which the pill was adopted, (e.g., factors such as the company’s size and stage of development, sudden changes in its market capitalization and extraordinary industry-wide or macroeconomic events);
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A commitment to put any renewal to a shareholder vote;
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The company’s overall track record on corporate governance and responsiveness to shareholders; and
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Other factors as relevant.
Unequal Voting Rights:
DWS’s policy is to generally vote for directors of a company employing a common stock structure with unequal voting rights.12
Classified Board Structure:
DWS’s policy is to generally vote against or withhold directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case), if the company’s board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold / against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

10 If the short-term pill with a deadhand or slowhand feature is enacted but expires before the next shareholder vote, DWS will generally still withhold or vote against nominees at the next shareholder meeting following its adoption.
11Approval prior to, or in connection, with a company’s becoming publicly traded or in connection with a de-SPAC transaction, is sufficient.
12This generally includes classes of common stock that have additional votes per share than other shares; classes of shares that are not entitled to vote on all the same ballot items or nominees; or stock with time-phased voting rights (“loyalty shares”).

Removal of Shareholder Discretion on Classified Boards
DWS’s policy is to generally vote against or withhold directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case), if the company has opted into, or failed to opt out of, state laws requiring a classified board structure.
Problematic Governance Structure
For companies that hold or held their first annual meeting of public shareholders after February 1, 2015, DWS’s policy is to generally vote against or withhold from directors individually, committee member, or the entire board (except new nominees, who should be considered case-by-case) if, prior to or in connection with the company’s public offering, the company or its board adopted the following bylaw or charter provisions that are considered to be materially adverse to shareholder rights:

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Supermajority vote requirements to amend the bylaws or charter;
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A classified board structure; or
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Other egregious provisions.
A provision which specifies that the problematic structure(s) will be sunset within seven years of the date of going public will be considered a mitigating factor.
Unless the adverse provision is reversed or removed, DWS’s policy is to generally vote case-by-case on director nominees in subsequent years.
Unilateral Bylaw/Charter Amendments
DWS’s policy is to generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees who should be considered case-by-case) if the board amends the company's bylaws or charter without shareholder approval in a manner that materially diminishes shareholders' rights or that could adversely impact shareholders, considering the following factors:
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The board's rationale for adopting the bylaw/charter amendment without shareholder ratification;
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Disclosure by the company of any significant engagement with shareholders regarding the amendment;
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The level of impairment of shareholders' rights caused by the board's unilateral amendment to the bylaws/charter;
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The board's track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
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The company's ownership structure;
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The company's existing governance provisions;
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The timing of the board's amendment to the bylaws/charter in connection with a significant business development; and
•
Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on share-holders.
Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years DWS’s policy is generally to vote case-by-case on director nominees.
DWS’s policy is to generally vote against (except new nominees, who should be considered case-by-case) if the directors:
•
Classified the board;
•
Adopted supermajority vote requirements to amend the bylaws or charter; or
•
Eliminated shareholders' ability to amend bylaws.
•
Adopted a fee-shifting provision; or
•
Adopted another provision deemed egregious.
Restricting Binding Shareholder Proposals

DWS’s policy is to generally vote against or withhold from the members of the governance committee if:
•
The company’s governing documents impose undue restrictions on shareholders ability to amend the bylaws.
Such restrictions include but are not limited to: outright prohibition on the submission of binding shareholder proposals or share ownership requirements, subject matter restrictions, or time holding requirements in excess of Rule 14a-8 under the Securities Exchange Act of 1934. DWS’s policy is to generally vote against or withhold on an ongoing basis in such cases.
Submission of management proposals to approve or ratify requirements in excess of the requirements under Rule 14a-8 for the submission of binding bylaw amendments will generally be viewed as insufficient restoration of shareholders’ rights. DWS’s policy is to generally vote against or withhold on an ongoing basis until shareholders are provided with an unfettered ability to amend the bylaws or a proposal providing for such unfettered right is submitted for shareholder approval.
Director Performance Evaluation
DWS’s policy is to generally vote against or withhold from (the members of the governance committee) if the board lack mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one-, three- and five-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s operational metrics and other factors as warranted. Problematic provisions include but are not limited to:
•
A classified board structure;
•
A supermajority vote requirement;
•
Either a plurality vote standard in uncontested director elections, or a majority vote standard in contested elections;
•
The inability of shareholders to call special meetings;
•
The inability of shareholders to act by written consent;
•
A multi-class capital structure; and/or
•
A non-shareholder-approved poison pill.
Management Proposals to Ratify Existing Charter or Bylaw Provisions
DWS’s policy is to generally vote against/withhold from individual directors, members of the governance committee, or the full board, where boards ask shareholders to ratify existing charter or bylaw provisions considering the following factors:
•
The presence of a shareholder proposal addressing the same issue on the same ballot;
•
The board's rationale for seeking ratification;
•
Disclosure of actions to be taken by the board should the ratification proposal fail;
•
Disclosure of shareholder engagement regarding the board’s ratification request;
•
The level of impairment to shareholders' rights caused by the existing provision;
•
The history of management and shareholder proposals on the provision at the company’s past meetings;

•
Whether the current provision was adopted in response to the shareholder proposal;
•
The company's ownership structure; and
•
Previous use of ratification proposals to exclude shareholder proposals.
Problematic Audit-Related Practices
DWS’s policy is to generally vote against or withhold from the members of the Audit Committee if:
•
The non-audit fees paid to the auditor are excessive;
•
The company receives an adverse opinion on the company’s financial statements from its auditor; or
•
There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.
DWS’s policy is to generally vote case-by-case on members of the Audit Committee and potentially the full board if:
•
Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.
Problematic Compensation Practices
In the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item or in egregious situations, DWS’s policy is to generally vote against or withhold from the members of the Compensation Committee and potentially the full board if:
•
There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
•
The company maintains significant problematic pay practices; or
•
The board exhibits a significant level of poor communication and responsiveness to shareholders.
DWS’s policy is to generally vote against or withhold from the Compensation Committee chair, other committee members, or potentially the full board if:
•
The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay; or
•
The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.
DWS’s policy is to generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e., two or more years) of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors.
Problematic Pledging of Company Stock
DWS’s policy is to generally vote against the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company stock by executives or directors raises concerns.

The following factors will be considered:
•
The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;
•
The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;
•
Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;
•
Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and
•
Any other relevant factors.
Climate Accountability
For companies that are significant greenhouse gas (GHG) emitters, through their operations or value chain13, DWS’s policy is to vote case-by case on the election of the incumbent chair of the responsible committee (or other directors) in cases where DWS determines that the company is not taking the minimum steps needed to understand, assess and mitigate the risks related to climate change to the company which may lead to regulatory risks.
Minimum steps to understand and mitigate those risks are considered to be the following.
•
Detailed disclosure of climate-related risks, such as according to the framework established by the Task Force on Climate-related Financial Disclosures (TCFD), including:
−
Board governance measures;
−
Corporate strategy;
−
Risk management analyses; and
−
Metrics and targets.
Governance Failures
DWS’s policy is to generally vote case-by-case on directors individually, committee members, or the entire board, due to:
•
Material failures of governance, stewardship, risk oversight14, or fiduciary responsibilities at the company, including failures to adequately manage or mitigate environmental, social and governance (ESG) risks;
•
Failure to replace management as appropriate; or
•
Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

13Companies defined as “significant GHG emitters” will be those on the current Climate Action 100+ Focus Group list.
14 Examples of failure of risk oversight include but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; demonstrably poor oversight of environmental and social issues, including climate change; significant adverse legal judgments or settlement; or hedging of company stock.

Voting on Director Nominees in Contested Elections
Vote-No Campaigns
General Recommendation
In cases where companies are targeted in connection with public “vote-no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.
Proxy Contests/Proxy Access
General Recommendation
DWS’s policy is to generally vote case-by-case on the election of directors in contested elections, considering the following factors:
•
Long-term financial performance of the company relative to its industry;
•
Management’s track record;
•
Background to the contested election;
•
Nominee qualifications and any compensatory arrangements;
•
Strategic plan of dissident slate and quality of the critique against management;
•
Likelihood that the proposed goals and objectives can be achieved (both slates); and
•
Stock ownership positions.
In the case of candidates nominated pursuant to proxy access, DWS’s policy is to generally vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether there are more candidates than board seats).
Other Board-Related Proposals
Adopt Anti-Hedging/Pledging/Speculative Investments Policy
General Recommendation
DWS’s policy is to generally vote for proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan. However, the company’s existing policies regarding responsible use of company stock will be considered.
Board Refreshment
DWS believes Board refreshment is best implemented through an ongoing program of individual director evaluations, conducted annually, to ensure the evolving needs of the board are met and to bring in fresh perspectives, skills, and diversity as needed.
Term/Tenure Limits

General Recommendation
DWS’s policy is to generally vote case-by-case on management proposals regarding director term/tenure limits, considering:
•
The rationale provided for adoption of the term/tenure limit;
•
The robustness of the company’s board evaluation process;
•
Whether the limit is of sufficient length to allow for a broad range of director tenures;
•
Whether the limit would disadvantage independent directors compared to non-independent directors; and
•
Whether the board will impose the limit evenly, and not have the ability to waive it in a discriminatory manner.
DWS’s policy is to generally vote case-by-case on shareholder proposals asking for the company to adopt director term/tenure limits, considering:
•
The scope of the shareholder proposal; and
•
Evidence of problematic issues at the company combined with, or exacerbated by, a lack of board refreshment.
Age Limits
General Recommendation
DWS’s policy is to generally vote against management and shareholder proposals to limit the tenure of independent directors through mandatory retirement ages. DWS’s policy is to generally vote for proposals to remove mandatory age limits.
Board Size
General Recommendation
DWS’s policy is to generally vote for proposals seeking to fix the board size or designate a range for the board size. DWS’s policy is to generally vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.
Classification/Declassification of the Board
General Recommendation
DWS’s policy is to generally vote against proposals to classify (stagger) the board. DWS’s policy is to generally vote for proposals to repeal classified boards and to elect all directors annually.
CEO Succession Planning
General Recommendation
DWS’s policy is to generally vote for proposals seeking disclosure on a CEO succession planning policy, considering, at a minimum, the following factors:
•
The reasonableness/scope of the request; and
•
The company’s existing disclosure on its current CEO succession planning process.

Cumulative Voting
General Recommendation
DWS’s policy is to generally vote against management proposals to eliminate cumulate voting, and for shareholder proposals to restore or provide for cumulative voting, unless:
•
The company has proxy access15, thereby allowing shareholders to nominate directors to the company’s ballot; and
•
The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.
DWS’s policy is to generally vote for proposals for cumulative voting at controlled companies (insider voting power ˃ 50%).
Director and Officer Indemnification, Liability Protection and Exculpation
General Recommendation
DWS’s policy is to generally vote case-by-case on proposals on director and officer indemnification, liability protection and exculpation16.

15 A proxy access right that meets the recommended guidelines.
16Indemnification: the condition of being secured against loss or damage.
Limited liability: a person’s financial liability is limited to the fixed sum, or personal financial assets are not at risk if the individual loses a lawsuit that results in financial award/damages to the plaintiff.
Exculpation: to eliminate or limit the personal liability of a director or officer to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director or officer.

DWS’s policy is to consider the stated rationale for the proposed change. DWS will also consider, among other factors, the extent to which the proposal would:
•
Eliminate directors' and officers' liability for monetary damages for violating the duty of care;
•
Eliminate directors’ and officers’ liability for monetary damages for violating the duty of loyalty;
•
Expand coverage beyond just legal expenses to liability for acts that are more serious violations of fiduciary obligation than mere carelessness; or
•
Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for, at the discretion of the company's board (i.e., “permissive indemnification”), but that previously the company was not required to indemnify.
DWS’s policy is to generally vote for those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:
•
If the individual was found to have acted in good faith and in a manner that the individual reasonably believed was in the best interests of the company; and

•
If only the individual’s legal expenses would be covered.
Establish/Amend Nominee Qualifications
General Recommendation
DWS’s policy is to generally vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and the degree to which they may preclude dissident nominees from joining the board.
DWS’s policy is to generally vote case-by-case on shareholder resolutions seeking a director nominee who possesses a particular subject matter expertise, considering:
•
The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;
•
The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;
•
The company’s disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and
•
The scope and structure of the proposal.
Establish Other Board Committee Proposals
General Recommendation
•
DWS’s policy is to generally vote against shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company’s flexibility to determine an appropriate oversight mechanism for itself. However, the following factors will be considered:
•
Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;
•
Level of disclosure regarding the issue for which board oversight is sought;
•
Company performance related to the issue for which board oversight is sought;
•
Board committee structure compared to that of other companies in its industry sector; and
•
The scope and structure of the proposal.
Filling Vacancies/Removal of Directors
General Recommendation
DWS’s policy is to generally vote against proposals that provide that directors may be removed only for cause.
•
DWS’s policy is to generally vote for proposals to restore shareholders’ ability to remove directors with or without cause.
•
DWS’s policy is to generally vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

•
DWS’s policy is to generally vote for proposals that permit shareholders to elect directors to fill board vacancies.
Independent Board Chair
General Recommendation
DWS’s policy is to generally vote for shareholder proposals requiring that the board chair position be filled by an independent director, taking into consideration the following:
•
The scope and rationale of the proposal;
•
The company's current board leadership structure;
•
The company's governance structure and practices;
•
Company performance; and
•
Any other relevant factors that may be applicable.
The following factors will increase the likelihood of a “for” recommendation:
•
A majority non-independent board and/or the presence of non-independent directors on key board committees;
•
A weak or poorly defined lead independent director role that fails to serve as an appropriate counterbalance to a combined CEO/chair role;
•
The presence of an executive or non-independent chair in addition to the CEO, a recent recombination of the role of CEO and chair, and/or departure from a structure with an independent chair;
•
Evidence that the board has failed to oversee and address material risks facing the company;
•
A material governance failure, particularly if the board has failed to adequately respond to shareholder concerns or if the board has materially diminished shareholder rights; or
•
Evidence that the board has failed to intervene when management’s interests are contrary to shareholders' interests.
Majority of Independent Directors/Establishment of Independent Committees
General Recommendation
DWS’s policy is to generally vote for shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by DWS’s definition of Independent Director.
DWS’s policy is to generally vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors unless they currently meet that standard.
Majority Vote Standard for the Election of Directors
General Recommendation
DWS’s policy is to generally vote for management proposals to adopt a majority of votes cast standard for directors in uncontested elections. DWS’s policy is to generally vote against such proposals if no carve-out for a plurality vote standard in contested elections is included.

DWS’s policy is to generally vote for precatory and binding shareholder resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.
Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.
Proxy Access
General Recommendation
DWS’s policy is to generally vote for management and shareholder proposals for proxy access with the following provisions:
•
Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;
•
Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;
•
Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group; and
•
Cap: cap on nominees of generally twenty-five percent (25%) of the board.
DWS will review for reasonableness any other restrictions on the right of proxy access. DWS’s policy is to generally vote against proposals that are more restrictive than these guidelines.
Require More Nominees than Open Seats
General Recommendation
DWS’s policy is to generally vote against shareholder proposals that would require a company to nominate more candidates than the number of open board seats.
Shareholder Engagement Policy (Shareholder Advisory Committee)
General Recommendation
DWS’s policy is to generally vote for shareholder proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:
•
Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;
•
Effectively disclosed information with respect to this structure to its shareholders;
•
Company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and
•
The company has an independent chair or a lead director. This individual must be made available for periodic consultation and direct communication with major shareholders.

AUDIT-RELATED
Auditor Indemnification and Limitation of Liability
General Recommendation
DWS’s policy is to generally vote case-by-case on the issue of auditor indemnification and limitation of liability. Factors to be assessed include, but are not limited to:
•
The terms of the auditor agreement—the degree to which these agreements impact shareholders' rights;
•
The motivation and rationale for establishing the agreements;
•
The quality of the company’s disclosure; and
•
The company’s historical practices in the audit area.
DWS’s policy is to generally vote against or withhold from members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.
Auditor Ratification
General Recommendation
DWS’s policy is to generally vote for proposals to ratify auditors unless any of the following apply:
•
An auditor has a financial interest in or association with the company, and is therefore not independent;
•
There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
•
Poor accounting practices are identified that rise to a serious level of concern, such as fraud or misapplication of GAAP; or
•
Fees for non-audit services (“Other” fees) are excessive.
Non-audit fees are excessive if:
•
Non-audit (“other”) fees ˃ audit fees + audit-related fees + tax compliance/preparation fees
Tax compliance and preparation include the preparation of original and amended tax returns and refund claims, and tax payment planning. All other services in the tax category, such as tax advice, planning, or consulting, should be added to “Other” fees. If the breakout of tax fees cannot be determined, add all tax fees to “Other” fees.
In circumstances where “Other” fees include fees related to significant one-time capital structure events (such as initial public offerings, bankruptcy emergence, and spin-offs) and the company makes public disclosure of the amount and nature of those fees that are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.
Shareholder Proposals Limiting Non-Audit Services
General Recommendation

DWS’s policy is to generally vote case-by-case on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.
Shareholder Proposals on Audit Firm Rotation
General Recommendation
DWS’s policy is to generally vote case-by-case on shareholder proposals asking for audit firm rotation, taking into account:
•
The tenure of the audit firm;
•
The length of rotation specified in the proposal;
•
Any significant audit-related issues at the company;
•
The number of Audit Committee meetings held each year;
•
The number of financial experts serving on the committee; and
•
Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.
SHAREHOLDER RIGHTS & DEFENSES
Advance Notice Requirements for Shareholder Proposals/Nominations
General Recommendation
DWS’s policy is to generally vote case-by-case on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory, and shareholder review.
To be reasonable, the company’s deadline for shareholder notice of a proposal/nominations must be no earlier than 120 days prior to the anniversary of the previous year’s meeting and have a submittal window of no shorter than 30 days from the beginning of the notice period. The submittal window is the period under which shareholders must file their proposals/nominations prior to the deadline.
In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.
Amend Bylaws without Shareholder Consent
General Recommendation
DWS’s policy is to generally vote against proposals giving the board exclusive authority to amend the bylaws.
DWS’s policy is to generally vote case-by-case on proposals giving the board the ability to amend the bylaws in addition to shareholders, taking into account the following:
•
Any impediments to shareholders' ability to amend the bylaws (i.e., supermajority voting requirements);
•
The company's ownership structure and historical voting turnout;

•
Whether the board could amend bylaws adopted by shareholders; and
•
Whether shareholders would retain the ability to ratify any board-initiated amendments.
Control Share Acquisition Provisions
General Recommendation
DWS’s policy is to generally vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.
DWS’s policy is to generally vote against proposals to amend the charter to include control share acquisition provisions. DWS’s policy is to generally vote for proposals to restore voting rights to the control shares.
Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.
Control Share Cash - Out Provisions
General Recommendation
DWS’s policy is to generally vote for proposals to opt out of control share cash-out statutes.
Control share cash-out statutes give dissident shareholders the right to “cash-out” of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.
Disgorgement Provisions
General Recommendation
DWS’s policy is to generally vote for proposals to opt out of state disgorgement provisions.
Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company's stock to disgorge, or pay back, to the company any profits realized from the sale of that company's stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor's gaining control status are subject to these recapture-of-profits provisions.
Fair Price Provisions
General Recommendation
DWS’s policy is to generally vote case-by-case on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.
DWS’s policy is to generally vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freeze-Out Provisions
General Recommendation
DWS’s policy is to generally vote for proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.
Greenmail
General Recommendation
DWS’s policy is to generally vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.
DWS’s policy is to generally vote case-by-case on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.
Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.
Shareholder Litigation Rights
Federal Forum Selection Provisions
Federal forum selection provisions require that U.S federal courts be the sole forum for shareholders to litigate claims arising under federal securities law.
General Recommendation
DWS’s policy is to generally vote for federal forum selection provisions in the charter or bylaws that specify “the district courts of the United States” as the exclusive forum for federal securities law matters, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.
DWS’s policy is to generally vote against provisions that restrict the forum to a particular federal district court; unilateral adoption (without a shareholder vote) of such a provision will generally be considered a one-time failure under the Unilateral Bylaw/Charter Amendments policy.
Exclusive Forum Provisions for State Law Matters
Exclusive forum provisions in the charter or bylaws restrict shareholders’ ability to bring derivative lawsuits against the company, for claims arising out of state corporate law, to the courts of a particular state (generally the state of incorporation).
General Recommendation
DWS’s policy is to generally vote for charter or bylaw provisions that specify courts located within the state of Delaware as the exclusive forum for corporate law matters for Delaware corporations, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.
For states other than Delaware, DWS’s policy is to generally vote case-by-case on exclusive forum provisions, taking into consideration:
•
The company's stated rationale for adopting such a provision;

•
Disclosure of past harm from duplicative shareholder lawsuits in more than one forum;
•
The breadth of application of the charter or bylaw provision, including the types of lawsuits to which it would apply and the definition of key terms; and
•
Governance features such as shareholders' ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the charter or bylaws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections.
DWS’s policy is to generally vote against provisions that specify a state other than the state of incorporation as the exclusive forum for corporate law matters, or that specify a particular local court within the state; unilateral adoption of such provision will generally be considered a one-time failure under the Unilateral Bylaw/Charter Amendments policy.
Fee shifting
Fee-shifting provisions in the charter or bylaws require that a shareholder who sues a company unsuccessfully pay all litigation expenses of the defendant corporation and its directors and officers.
General Recommendation
DWS’s policy is to generally vote against provisions that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., including cases where the plaintiffs are partially successful).
Unilateral adoption of a fee-shifting provision will generally be considered an ongoing failure under the Unilateral Bylaw/Charter Amendments policy.
Net Operating Loss (NOL) Protective Amendments
General Recommendation
DWS’s policy is to generally vote against proposals to adopt a protective amendment for the stated purpose of protecting a company's net operating losses (NOL) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.
DWS’s policy is to generally vote case-by-case, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:
•
The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);
•
The value of the NOLs;
•
Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);
•
The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and
•
Any other factors that may be applicable.

Poison Pills (Shareholder Rights Plans)
Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy
General Recommendation
DWS’s policy is to generally vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it unless the company has: (1) A shareholder-approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:
•
Shareholders have approved the adoption of the plan; or
•
The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.
If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, DWS’s policy is to generally vote for the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.
Management Proposals to Ratify a Poison Pill
General Recommendation
DWS’s policy is to generally vote case-by-case on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:
•
No lower than a 20 percent trigger, flip-in or flip-over;
•
A term of no more than three years;
•
No deadhand, slowhand, no-hand, or similar feature that limits the ability of a future board to redeem the pill; and
•
Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.
In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.
Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)
General Recommendation
DWS’s policy is to generally vote against proposals to adopt a poison pill for the stated purpose of protecting a company's net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.
DWS’s policy is to vote case-by-case on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

•
The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);
•
The value of the NOLs;
•
Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
•
The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and
•
Any other factors that may be applicable.
Proxy Voting Disclosure, Confidentiality, and Tabulation
General Recommendation
DWS’s policy is to generally vote case-by-case on proposals regarding proxy voting mechanics, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder rights. Specific issues covered under the policy include, but are not limited to, confidential voting of individual proxies and ballots, confidentiality of running vote tallies, and the treatment of abstentions and/or broker non-votes in the company's vote-counting methodology.
While a variety of factors may be considered in each analysis, the guiding principles are: transparency, consistency, and fairness in the proxy voting process. The factors considered, as applicable to the proposal, may include:
•
The scope and structure of the proposal;
•
The company's stated confidential voting policy (or other relevant policies) and whether it ensures a “level playing field” by providing shareholder proponents with equal access to vote information prior to the annual meeting;
•
The company's vote standard for management and shareholder proposals and whether it ensures consistency and fairness in the proxy voting process and maintains the integrity of vote results;
•
Whether the company's disclosure regarding its vote counting method and other relevant voting policies with respect to management and shareholder proposals are consistent and clear;
•
Any recent controversies or concerns related to the company's proxy voting mechanics;
•
Any unintended consequences resulting from implementation of the proposal; and
•
Any other factors that may be relevant.
Ratification Proposals: Management Proposals to Ratify Existing Charter or Bylaw Provisions
General Recommendation
DWS’s policy is to generally vote against management proposals to ratify provisions of the company’s existing charter or bylaws, unless these governance provisions align with best practice.
In addition, voting against/withhold from individual directors, members of the governance committee, or the full board may be warranted, considering:
•
The presence of a shareholder proposal addressing the same issue on the same ballot;
•
The board's rationale for seeking ratification;

•
Disclosure of actions to be taken by the board should the ratification proposal fail;
•
Disclosure of shareholder engagement regarding the board’s ratification request;
•
The level of impairment to shareholders' rights caused by the existing provision;
•
The history of management and shareholder proposals on the provision at the company’s past meetings;
•
Whether the current provision was adopted in response to the shareholder proposal;
•
The company's ownership structure; and
•
Previous use of ratification proposals to exclude shareholder proposals.
Reimbursing Proxy Solicitation Expenses
General Recommendation
DWS’s policy is to generally vote case-by-case on proposals to reimburse proxy solicitation expenses.
When voting in conjunction with support of a dissident slate, DWS’s policy is to generally vote for the reimbursement of all appropriate proxy solicitation expenses associated with the election.
DWS’s policy is to generally vote for shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:
•
The election of fewer than 50 percent of the directors to be elected is contested in the election;
•
One or more of the dissident’s candidates is elected;
•
Shareholders are not permitted to cumulate their votes for directors; and
•
The election occurred, and the expenses were incurred, after the adoption of this bylaw.
Reincorporation Proposals
General Recommendation
Management or shareholder proposals to change a company's state of incorporation should be evaluated case-by-case, giving consideration to both financial and corporate governance concerns including the following:
•
Reasons for reincorporation;
•
Comparison of company's governance practices and provisions prior to and following the reincorporation; and
•
Comparison of corporation laws of original state and destination state.
DWS’s policy is to generally vote for reincorporation when the economic factors outweigh any neutral or negative governance changes.
Shareholder Ability to Act by Written Consent
General Recommendation

DWS’s policy is to generally vote against management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent.
DWS’s policy is to generally vote for management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:
•
Shareholders' current right to act by written consent;
•
The consent threshold;
•
The inclusion of exclusionary or prohibitive language;
•
Investor ownership structure; and
•
Shareholder support of, and management's response to, previous shareholder proposals.
DWS’s policy is to vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:
•
An unfettered17 right for shareholders to call special meetings at a 10 percent threshold;
•
A majority vote standard in uncontested director elections;
•
No non-shareholder-approved pill; and
•
An annually elected board.
Shareholder Ability to Call Special Meetings
General Recommendation
DWS’s policy is to generally vote against management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.

17 “Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

DWS’s policy is to generally vote for management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:
•
Shareholders’ current right to call special meetings;
•
Minimum ownership threshold necessary to call special meetings (10 percent preferred);
•
The inclusion of exclusionary or prohibitive language;
•
Investor ownership structure; and
•
Shareholder support of, and management’s response to, previous shareholder proposals.

Stakeholder Provisions
General Recommendation
DWS’s policy is to generally vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.
State Antitakeover Statutes
General Recommendation
DWS’s policy is to generally vote case-by-case on proposals to opt in or out of state takeover statutes (including fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, and anti-greenmail provisions).
Supermajority Vote Requirements
General Recommendation
DWS’s policy is to generally vote against proposals to require a supermajority shareholder vote.
•
DWS’s policy is to generally vote for management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, DWS’s policy is to generally vote case-by-case, taking into account:
•
Ownership structure;
•
Quorum requirements; and
•
Vote requirements.
Virtual Shareholder Meetings
General Recommendation
DWS’s policy is to generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings. Companies are encouraged to disclose the circumstances under which virtual-only18 meetings would be held, and to allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in-person meeting.

18 Virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively using technology without a corresponding in-person meeting.

DWS’s policy is to vote case-by-case on shareholder proposals concerning virtual-only meetings, considering:
•
Scope and rationale of the proposal; and
•
Concerns identified with the company’s prior meeting practices.

CAPITAL / RESTRUCTURING
Capital
Adjustments to Par Value of Common Stock
General Recommendation
DWS’s policy is to generally vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action.
DWS’s policy is to vote for management proposals to eliminate par value.
Common Stock Authorization
General Authorization Requests
General Recommendation
DWS’s policy is to generally vote case-by-case on proposals to increase the number of authorized shares of common stock that are to be used for general corporate purposes:
•
if share usage (outstanding plus reserved) is less than 50% of the current authorized shares, vote for an increase of up to 50% of current authorized shares;
•
If share usage is 50% to 100% of the current authorized, vote for an increase of up to 100% of current authorized shares;
•
If share usage is greater than current authorized shares, vote for an increase of up to the current share usage; or
•
In the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjusted authorization.
DWS’s policy is to generally vote against proposed increases, even if within the above ratios, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:
•
The proposal seeks to increase the number of authorized shares of the class of common stock that has superior voting rights to other share classes;
•
On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;
•
The company has a non-shareholder approved poison pill (including an NOL pill); or
•
The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.
However, DWS’s policy is to generally vote for proposed increases beyond the above ratios or problematic situations when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:
•
In, or subsequent to, the company’s most recent 10-k filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;
•
The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or

•
A government body has in the past year required the company to increase capital ratios.
For companies incorporated in states that allow increases in authorized capital without shareholder approval, DWS’s policy is to generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform to the above policies.
Specific Authorization Requests
General Recommendation
DWS’s policy is to generally vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support. For such transactions, the allowable increase will be the greater of:
•
twice the amount needed to support the transactions on the ballot, and
•
the allowable increase as calculated for general issuances above.
Dual Class Structure
General Recommendation
DWS’s policy is to generally vote against proposals to create a new class of common stock unless:
•
The company discloses a compelling rationale for the dual-class capital structure, such as:
•
The company's auditor has concluded that there is substantial doubt about the company's ability to continue as a going concern; or
•
The new class of shares will be transitory;
•
The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and
•
The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.
Issue Stock for Use with Rights Plan
General Recommendation: DWS’s policy is to generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder-approved shareholder rights plan (poison pill).
Preemptive Rights
General Recommendation: DWS’s policy is to generally vote case-by-case on shareholder proposals that seek pre-emptive rights, taking into consideration:
•
The size of the company;
•
The shareholder base; and
•
The liquidity of the stock.

Preferred Stock Authorization
General Authorization Requests
General Recommendation
DWS’s policy is to generally vote case-by-case on proposals to increase the number of authorized shares of preferred stock that are to be used for general corporate purposes as follows:
•
If share usage (outstanding plus reserved) is less than 50% of the current authorized shares, vote for an increase of up to 50% of current authorized shares;
•
If share usage is 50% to 100% of the current authorized, vote for an increase up to 100% of current authorized shares;
•
If share usage is greater than current authorized shares, vote for an increase of up to the current share usage;
•
In the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjusted authorization; or
•
If no preferred shares are currently issued and outstanding, vote against the request, unless the company discloses a specific use for the shares.
DWS’s policy is to generally vote against proposed increases, even if within the above ratios, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:
•
If the shares requested are blank check preferred shares that can be used for antitakeover purposes19;
•
The company seeks to increase a class of non-convertible preferred shares entitled to more than one vote per share on matters that do not solely affect the rights of preferred stockholders “supervoting shares”);
•
The company seeks to increase a class of convertible preferred shares entitled to a number of votes greater than the number of common shares into which they are convertible (“supervoting shares”) on matters that do not solely affect the rights of preferred stockholders;
•
The stated intent of the increase in the general authorization is to allow the company to increase an existing designated class of supervoting preferred shares;
•
On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;
•
The company has a non-shareholder approved poison pill (including NOL pill); or
•
The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.

19 To be acceptable, appropriate disclosure would be needed that the shares are “declawed”; i.e., representation by the board that it will not, without prior stockholder approval, issue or use the preferred stock for any defensive or anti-takeover purpose or for the purpose of implementing any stockholder rights plan.

However, DWS’s policy is to generally vote for proposed increases beyond the above ratios or problematic situations when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:
•
In, or subsequent to, the company’s most recent 10-k filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;
•
The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or
•
A government body has in the past year required the company to increase capital ratios.
For companies incorporated in states that allow increases in authorized capital without shareholder approval, DWS’s policy is to generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform to the above policies.
Specific Authorization Requests
General Recommendation
DWS’s policy is to generally vote for proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support. For such transactions, the allowable increase will be the greater of:
•
twice the amount needed to support the transactions on the ballot, and
•
the allowable increase as calculated for general issuances above.
Recapitalization Plans
General Recommendation
DWS’s policy is to generally vote case-by-case on recapitalizations (reclassifications of securities), taking into account the following:
•
More simplified capital structure;
•
Enhanced liquidity;
•
Fairness of conversion terms;
•
Impact on voting power and dividends;
•
Reasons for the reclassification;
•
Conflicts of interest; and
•
Other alternatives considered.
Reverse Stock Splits
General Recommendation
DWS’s policy is to generally vote for management proposals to implement a reverse stock split if:

•
The number of authorized shares will be proportionately reduced; or
•
The effective increase in authorized shares is equal to or less than the allowable increase calculated in accordance with ISS's Common Stock Authorization policy.
DWS’s policy is to generally vote case-by-case on proposals that do not meet either of the above conditions, taking into consideration the following factors:
•
Stock exchange notification to the company of a potential delisting;
•
Disclosure of substantial doubt about the company's ability to continue as a going concern without additional financing;
•
The company's rationale; or
•
Other factors as applicable.
Share Issuance Mandates at U.S. Domestic Issuers Incorporated Outside the U.S.
General Recommendation
For U.S. domestic Issuers incorporated outside the U.S. and listed solely on a U.S. exchange, DWS’ policy is to generally vote for resolutions to authorize the issuance of common shares up to 20% of currently issued common share capital, where not tied to a specific transaction or financing proposal.
For pre-revenue or other early-stage companies that are heavily reliant on periodic equity financing, DWS’ policy is to generally vote for resolutions to authorize the issuance of common shares up to 50% of currently issued common share capital. The burden of proof will be on the company to establish that it has a need for the higher limit.
Renewal of such mandates should be sought at each year’s annual meeting.
DWS’s policy is to generally vote case-by-case on share issuances for a specific transaction or financing proposal.
Share Repurchase Programs
General Recommendation
For U.S.-incorporated companies, and foreign-incorporated U.S. Domestic Issuers that are traded solely on U.S. exchanges, DWS’s policy is to generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, or to grant the board authority to conduct open-market repurchases, in the absence of company-specific concerns regarding:
•
Greenmail,
•
The use of buybacks to inappropriately manipulate incentive compensation metrics,
•
Threats to the company's long-term viability, or
•
Other company-specific factors as warranted.
DWS’s policy is to generally vote case-by-case on proposals to repurchase shares directly from specified shareholders, balancing the stated rationale against the possibility for the repurchase authority to be misused, such as to repurchase shares from insiders at a premium to market price.

Share Repurchase Programs Shareholder Proposals
General Recommendation
DWS’s policy is to generally vote against shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. DWS’s policy is to generally vote for the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.
Stock Distributions: Splits and Dividends
General Recommendation
DWS’s policy is to generally vote for management proposals to increase the common share authorization for stock split or stock dividend, provided that the effective increase in authorized shares is equal to or is less than the allowable increase calculated in accordance with ISS's Common Stock Authorization policy.
Tracking Stock
General Recommendation
DWS’s policy is to generally vote case-by-case on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:
•
Adverse governance changes;
•
Excessive increases in authorized capital stock;
•
Unfair method of distribution;
•
Diminution of voting rights;
•
Adverse conversion features;
•
Negative impact on stock option plans; and
•
Alternatives such as spin-off.
Restructuring
Appraisal Rights
General Recommendation
DWS’s policy is to generally vote for proposals to restore or provide shareholders with rights of appraisal.
Asset Purchases
General Recommendation
DWS’s policy is to generally vote case-by-case on asset purchase proposals, considering the following factors:
•
Purchase price;
•
Fairness opinion;

•
Financial and strategic benefits;
•
How the deal was negotiated;
•
Conflicts of interest;
•
Other alternatives for the business; and
•
Non-completion risk.
Asset Sales
General Recommendation
DWS’s policy is to generally vote case-by-case on asset sales, considering the following factors:
•
Impact on the balance sheet/working capital;
•
Potential elimination of diseconomies;
•
Anticipated financial and operating benefits;
•
Anticipated use of funds;
•
Value received for the asset;
•
Fairness opinion;
•
How the deal was negotiated; and
•
Conflicts of interest.
Bundled Proposals
General Recommendation
DWS’s policy is to generally vote case-by-case on bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.
Conversion of Securities
General Recommendation
DWS’s policy is to generally vote case-by-case on proposals regarding conversion of securities. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.
DWS’s policy is to vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.
Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans
General Recommendation

DWS’s policy is to generally vote case-by-case on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, after evaluating:
•
Dilution to existing shareholders' positions;
•
Terms of the offer - discount/premium in purchase price to investor, including any fairness opinion; termination penalties; exit strategy;
•
Financial issues - company's financial situation; degree of need for capital; use of proceeds; effect of the financing on the company's cost of capital;
•
Management's efforts to pursue other alternatives;
•
Control issues - change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions; and
•
Conflict of interest - arm's length transaction, managerial incentives.
DWS’s policy is to generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.
Formation of Holding Company
General Recommendation
DWS’s policy is to generally vote case-by-case on proposals regarding the formation of a holding company, taking into consideration the following:
•
The reasons for the change;
•
Any financial or tax benefits;
•
Regulatory benefits;
•
Increases in capital structure; and
•
Changes to the articles of incorporation or bylaws of the company.
Absent compelling financial reasons to recommend for the transaction, DWS’s policy is to generally vote against the formation of a holding company if the transaction would include either of the following:
•
Increases in common or preferred stock in excess of the allowable maximum (see discussion under “Capital”); or
•
Adverse changes in shareholder rights.
Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)
General Recommendation
DWS’s policy is to generally vote case-by-case on going private transactions, taking into account the following:
•
Offer price/premium;
•
Fairness opinion;

•
How the deal was negotiated;
•
Conflicts of interest;
•
Other alternatives/offers considered; and
•
Non-completion risk.
DWS’s policy is to vote case-by-case on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:
•
Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock); and
•
Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:
−
Are all shareholders able to participate in the transaction?
−
Will there be a liquid market for remaining shareholders following the transaction?
−
Does the company have strong corporate governance?
−
Will insiders reap the gains of control following the proposed transaction?
−
Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?
Joint Ventures
General Recommendation
DWS’s policy is to generally vote case-by-case on proposals to form joint ventures, taking into account the following:
•
Percentage of assets/business contributed;
•
Percentage ownership;
•
Financial and strategic benefits;
•
Governance structure;
•
Conflicts of interest;
•
Other alternatives; and
•
Non-completion risk.
Liquidations
General Recommendation
DWS’s policy is to generally vote case-by-case on liquidations, taking into account the following:
•
Management’s efforts to pursue other alternatives;
•
Appraisal value of assets; and
•
The compensation plan for executives managing the liquidation.

DWS’s policy is to generally vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.
Mergers and Acquisitions
General Recommendation
DWS’s policy is to generally vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
•
Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction, and strategic rationale.
•
Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
•
Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
•
Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.
•
Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.
•
Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.
Private Placements/Warrants/Convertible Debentures
General Recommendation
DWS’s policy is to generally vote case-by-case on proposals regarding private placements, warrants, and convertible debentures taking into consideration:
•
Dilution to existing shareholders' position: The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion. Although newly issued common stock, absent pre-emptive rights, is typically dilutive to existing shareholders, share price appreciation is often the necessary event to trigger the exercise of “out of the money” warrants and convertible debt. In these instances from a value standpoint, the negative impact of dilution is mitigated by the increase in the company's stock price that must occur to trigger the dilutive event.
•
Terms of the offer (discount/premium in purchase price to investor, including any fairness opinion, conversion features, termination penalties, exit strategy):

−
The terms of the offer should be weighed against the alternatives of the company and in light of company's financial condition. Ideally, the conversion price for convertible debt and the exercise price for warrants should be at a premium to the then prevailing stock price at the time of private placement.
−
When evaluating the magnitude of a private placement discount or premium, consider factors that influence the discount or premium, such as, liquidity, due diligence costs, control and monitoring costs, capital scarcity, information asymmetry, and anticipation of future performance.
•
Financial issues:
−
The company's financial condition;
−
Degree of need for capital;
−
Use of proceeds;
−
Effect of the financing on the company's cost of capital;
−
Current and proposed cash burn rate; and
−
Going concern viability and the state of the capital and credit markets.
•
Management's efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives: A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger, or sale of part or all of the company.
•
Control issues:
−
Change in management;
−
Change in control;
−
Guaranteed board and committee seats;
−
Standstill provisions;
−
Voting agreements;
−
Veto power over certain corporate actions; and
−
Minority versus majority ownership and corresponding minority discount or majority control premium.
•
Conflicts of interest:
−
Conflicts of interest should be viewed from the perspective of the company and the investor; and
−
Were the terms of the transaction negotiated at arm's length? Are managerial incentives aligned with shareholder interests?
•
Market reaction:
−
The market's response to the proposed deal. A negative market reaction is a cause for concern. Market reaction may be addressed by analysing the one-day impact on the unaffected stock price.
DWS’s policy is to generally vote for the private placement, or for the issuance of warrants and/or convertible debentures in a private placement, if it is expected that the company will file for bankruptcy if the transaction is not approved.
Reorganization/Restructuring Plan (Bankruptcy)
General Recommendation

DWS’s policy is to generally vote case-by-case on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:
•
Estimated value and financial prospects of the reorganized company;
•
Percentage ownership of current shareholders in the reorganized company;
•
Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee);
•
The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);
•
Existence of a superior alternative to the plan of reorganization; and
•
Governance of the reorganized company.
Special Purpose Acquisition Corporations (SPACs)
General Recommendation
DWS’s policy is to generally vote case-by-case on SPAC mergers and acquisitions taking into account the following:
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Valuation - Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target, if it is a private entity.
•
Market reaction - How has the market responded to the proposed deal? A negative market reaction may be a cause for concern. Market reaction may be addressed by analysing the one-day impact on the unaffected stock price.
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Deal timing - A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction, and potential conflicts of interest for deals that are announced close to the liquidation date.
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Negotiations and process - What was the process undertaken to identify potential target companies within specified industry or location specified in charter? Consider the background of the sponsors.
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Conflicts of interest - How are sponsors benefiting from the transaction compared to IPO shareholders? Potential conflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80 percent rule (the charter requires that the fair market value of the target is at least equal to 80 percent of net assets of the SPAC). Also, there may be sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24 month timeframe.
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Voting agreements - Are the sponsors entering into enter into any voting agreements/tender offers with shareholders who are likely to vote against the proposed merger or exercise conversion rights?
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Governance - What is the impact of having the SPAC CEO or founder on key committees following the proposed merger?

Special Purpose Acquisition Corporations (SPACs) - Proposals for Extensions
The main purpose of SPACs is to identify and acquire a viable target within a specified timeframe, and failure to achieve this objective within the allotted time calls into question management’s ability to execute its primary objective. The end of that timeframe is generally referred to as the termination date.
General Recommendation
DWS’s policy is to generally support requests to extend the termination date by up to one year from the SPAC’s original termination date (inclusive of any built in extension options, and accounting for prior extension requests).
Other factors that may be considered include: any added incentives, business combination status, other amendment terms, and, if applicable, use of money in the trust fund to pay excise taxes on redeemed shares.
Spin-offs
General Recommendation
DWS’s policy is to generally vote case-by-case on spin-offs, considering:
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Tax and regulatory advantages;
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Planned use of the sale proceeds;
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Valuation of spinoff;
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Fairness opinion;
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Benefits to the parent company;
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Conflicts of interest;
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Managerial incentives;
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Corporate governance changes; and
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Changes in the capital structure.
Value Maximization Shareholder Proposals
General Recommendation
DWS’s policy is to generally vote case-by-case on shareholder proposals seeking to maximize shareholder value by:
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Hiring a financial advisor to explore strategic alternatives;
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Selling the company; or
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Liquidating the company and distributing the proceeds to shareholders.
These proposals should be evaluated based on the following factors:
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Prolonged poor performance with no turnaround in sight;
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Signs of entrenched board and management (such as the adoption of takeover defenses);

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Strategic plan in place for improving value;
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Likelihood of receiving reasonable value in a sale or dissolution; and
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The company actively exploring its strategic options, including retaining a financial advisor.
COMPENSATION
Executive Pay Evaluation
Advisory Votes on Executive Compensation—Management Proposals (Say-on-Pay)
General Recommendation
DWS’s policy is to generally vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.
DWS’s policy is to vote against Advisory Votes on Executive Compensation (Say-on-Pay or “SOP”) if:
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There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
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The company maintains significant problematic pay practices; or
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The board exhibits a significant level of poor communication and responsiveness to shareholders.
DWS’s policy is to generally vote against or withhold from the members of the Compensation Committee and potentially the full board if:
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There is no SOP on the ballot, and an against vote on an SOP would otherwise be warranted due to pay-for-performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;
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The board fails to respond adequately to a previous SOP proposal that received less than 70 percent support of votes cast;
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The company has recently practiced or approved problematic pay practices, such as option repricing or option backdating; or
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The situation is egregious.
Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)
General Recommendation
DWS’s policy is to generally vote for annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.
Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale
General Recommendation
DWS’s policy is to generally vote case-by-case on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers but also considering new or extended arrangements.

Features that may result in an “against” recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):
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Single- or modified-single-trigger cash severance;
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Single-trigger acceleration of unvested equity awards;
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Full acceleration of equity awards granted shortly before the change in control;
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Acceleration of performance awards above the target level of performance without compelling rationale;
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Excessive cash severance (generally ˃3x base salary and bonus);
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Excise tax gross-ups triggered and payable; or
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Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value);
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Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or
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The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.
Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.
In cases where the golden parachute vote is incorporated into a company's advisory vote on compensation (management say-on-pay), DWS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.
Equity-Based and Other Incentive Plans
General Recommendation
DWS’s policy is to generally vote case-by-case on certain equity-based compensation plans20 depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “Equity Plan Scorecard” (EPSC) approach with three pillars:
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Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company's estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:
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SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
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SVT based only on new shares requested plus shares remaining for future grants.
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Plan Cost:
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Quality of disclosure around vesting upon a change in control (CIC);
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Discretionary vesting authority;
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Liberal share recycling on various award types;
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Lack of minimum vesting period for grants made under the plan; and
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Dividends payable prior to award vesting.

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Grant Practices:
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The company’s three-year burn rate relative to its industry/market cap peers;
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Vesting requirements in CEO's recent equity grants (3-year look-back);
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The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);
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The proportion of the CEO's most recent equity grants/awards subject to performance conditions;
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Whether the company maintains a sufficient claw-back policy; and
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Whether the company maintains sufficient post-exercise/vesting share-holding requirements.

20 Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors; amended plans will be further evaluated case-by-case.

DWS’s policy is to generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders' interests, or if any of the following egregious factors (“overriding factors”) apply:
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Awards may vest in connection with a liberal change-of-control definition;
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The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies – or by not prohibiting it when the company has a history of repricing – for non-listed companies);
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The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances;
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The plan is excessively dilutive to shareholders' holdings;
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The plan contains an evergreen (automatic share replenishment) feature; or
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Any other plan features are determined to have a significant negative impact on shareholder interests.
Further Information on certain EPSC Factors:
Shareholder Value Transfer (SVT)
The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised (using two measures, in the case of plans subject to the Equity Plan Scorecard evaluation, as noted above). All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full-value awards), the assumption is made that all awards to be granted will be the most expensive types.
For proposals that are not subject to the Equity Plan Scorecard evaluation, Shareholder Value Transfer is reasonable if it falls below a company-specific benchmark. The benchmark is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company’s benchmark.21
Three-Year Value-Adjusted Burn Rate
A “Value-Adjusted Burn Rate” is used for stock plan valuations. Value-Adjusted Burn Rate benchmarks will be calculated as the greater of: (1) an industry-specific threshold based on three-year burn rates within the company's GICS group segmented by S&P 500, Russell 3000 index (less the S&P 500) and non-Russell 3000 index; and (2) a de minimis threshold established separately for each of the S&P 500, the Russell 3000 index less the S&P 500, and the non-Russell 3000 index. Year-over-year burn-rate benchmark changes will be limited to a predetermined range above or below the prior year's burn-rate benchmark.
The Value-Adjusted Burn rate is calculated as follows:
Value-Adjusted Burn Rate = ((# of options * option’s dollar value using a Black-Scholes model) + (# of full-value awards * stock price)) / (Weighted average common shares * stock price).
Egregious Factors
Liberal Change in Control Definition
DWS’s policy is to generally vote against equity plans if the plan has a liberal definition of change in control and the equity awards could vest upon such liberal definition of change in control, even though an actual change in control may not occur. Examples of such a definition include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language.
Repricing Provisions
DWS’s policy is to generally vote against plans that expressly permit the repricing or exchange of underwater stock options/stock appreciate rights (SARs) without prior shareholder approval. “Repricing” typically includes the ability to do any of the following:
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Amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs;
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Cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs;
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Cancel underwater options in exchange for stock awards; or
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Provide cash buyouts of underwater options.
DWS’s policy is to generally vote against or withhold from members of the Compensation Committee who approved repricing (as defined above or otherwise determined by ISS), without prior shareholder approval, even if such repricings are allowed in their equity plan.

21 For plans evaluated under the Equity Plan Scorecard policy, the company's SVT benchmark is considered along with other factors.

DWS’s policy is to generally vote against plans that do not expressly prohibit repricing or cash buyout of underwater options without shareholder approval if the company has a history of repricing/buyouts without shareholder approval, and the applicable listing standards would not preclude them from doing so.
Problematic Pay Practices or Significant Pay-for-Performance Disconnect
If the equity plan on the ballot is a vehicle for problematic pay practices, DWS’s policy is to generally vote against the plan.
DWS’s policy is to generally vote against an equity plan if the plan is determined to be a vehicle for pay-for-performance misalignment. Considerations in voting against the equity plan may include, but are not limited to:
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Severity of the pay-for-performance misalignment;
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Whether problematic equity grant practices are driving the misalignment; and/or
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Whether equity plan awards have been heavily concentrated to the CEO and/or the other NEOs.
Amending Cash and Equity Plans (including Approval for Tax Deductibility (162(m))
General Recommendation: DWS’s policy is to generally vote case-by-case on amendments to cash and equity incentive plans.
DWS’s policy is to generally vote for proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:
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Addresses administrative features only; or
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Seeks approval for Section 162(m) purposes only and the plan administering committee consists entirely of independent directors. Note that if the company is presenting the plan to shareholders for the first time for any reason (including after the company’s initial public offering), or if the proposal is bundled with other material plan amendments, then the recommendation will be case-by-case (see below).
DWS’s policy is to generally vote against proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:
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Seeks approval for Section 162(m) purposes only, and the plan administering committee does not consist entirely of independent directors.
DWS’s policy is to generally vote case-by-case on all other proposals to amend c ash incentive plans. This includes plans presented to shareholders for the first time after the company's IPO and/or proposals that bundle material amendment(s) other than those for Section 162(m) purposes.
DWS’s policy is to generally vote case-by-case on all other proposals to amend equity incentive plans, considering the following:
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If the proposal requests additional shares and/or the amendments include a term extension or addition of full value awards as an award type, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of the amendments;
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If the plan is being presented to shareholders for the first time (including after the company's IPO), whether or not additional shares are being requested, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of any amendments; and

•
If there is no request for additional shares and the amendments do not include a term extension or addition of full value awards as an award type, then the recommendation will be based entirely on an analysis of the overall impact of the amendments, and the EPSC evaluation will be shown only for informational purposes.
In the first two case-by-case evaluation scenarios, the EPSC evaluation/score is the more heavily weighted consideration.
Specific Treatment of Certain Award Types in Equity Plan Evaluations
Dividend Equivalent Rights
Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.
Operating Partnership (OP) Units in Equity Plan Analysis of Real Estate Investment Trusts (REITs)
For Real Estate Investment Trusts (REITS), include the common shares issuable upon conversion of outstanding Operating Partnership (OP) units in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.
Other Compensation Plans
401(k) Employee Benefit Plans
General Recommendation
DWS’s policy is to generally vote for proposals to implement a 401(k) savings plan for employees.
Employee Stock Ownership Plans (ESOPs)
General Recommendation: DWS’s policy is to generally vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).
Employee Stock Purchase Plans—Qualified Plans
General Recommendation
DWS’s policy is to generally vote case-by-case on qualified employee stock purchase plans. DWS’s policy is to generally vote for employee stock purchase plans where all of the following apply:
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Purchase price is at least 85 percent of fair market value;
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Offering period is 27 months or less; and
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The number of shares allocated to the plan is 10 percent or less of the outstanding shares.
DWS’s policy is to generally vote against qualified employee stock purchase plans where when the plan features do not meet all of the above criteria.
Employee Stock Purchase Plans—Non-Qualified Plans
General Recommendation

DWS’s policy is to generally vote case-by-case on nonqualified employee stock purchase plans. DWS’s policy is to generally vote for nonqualified employee stock purchase plans with all the following features:
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Broad-based participation;
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Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;
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Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value; and
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No discount on the stock price on the date of purchase when there is a company matching contribution.
DWS’s policy is to generally vote against nonqualified employee stock purchase plans when the plan features do not meet all of the above criteria. If the matching contribution or effective discount exceeds the above, DWS may evaluate the SVT cost of the plan as part of the assessment.
Option Exchange Programs/Repricing Options
General Recommendation
DWS’s policy is to generally vote case-by-case on management proposals seeking approval to exchange/reprice options taking into consideration:
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Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;
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Rationale for the re-pricing—was the stock price decline beyond management's control;
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Is this a value-for-value exchange;
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Are surrendered stock options added back to the plan reserve;
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Timing—repricing should occur at least one year out from any precipitous drop in company's stock price;
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Option vesting—does the new option vest immediately or is there a black-out period;
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Term of the option—the term should remain the same as that of the replaced option;
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Exercise price—should be set at fair market or a premium to market; and
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Participants—executive officers and directors must be excluded.
If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.
In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing and warrants additional scrutiny. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.
DWS’s policy is to generally vote for shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash
General Recommendation
DWS’s policy is to generally vote case-by-case on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.
DWS’s policy is to generally vote for non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.
DWS’s policy is to generally vote case-by-case on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, DWS will not make any adjustments to carve out the in-lieu-of cash compensation.
Transfer Stock Option (TSO) Programs
General Recommendation
One-time Transfers: DWS’s policy is to generally vote against or withhold from compensation committee members if they fail to submit one-time transfers to shareholders for approval.
DWS’s policy is to generally vote case-by-case on one-time transfers. DWS’s policy is to generally vote for such proposals if:
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Executive officers and non-employee directors are excluded from participating;
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Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models; and
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There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.
Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.
Ongoing TSO program: DWS’s policy is to generally vote against equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:
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Eligibility;
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Vesting;
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Bid-price;
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Term of options;
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Cost of the program and impact of the TSOs on company’s total option expense; and
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Option repricing policy.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.
Director Compensation
Shareholder Ratification of Director Pay Programs
General Recommendation
DWS’s policy is to generally vote case-by-case on management proposals seeking ratification of non-employee director compensation, based on the following factors:
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If the equity plan under which non-employee director grants are made is on the ballot, whether or not it warrants support; and
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An assessment of the following qualitative factors:
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The relative magnitude of director compensation as compared to companies of a similar profile;
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The presence of problematic pay practices relating to director compensation;
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Director stock ownership guidelines and holding requirements;
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Equity award vesting schedules;
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The mix of cash and equity-based compensation;
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Meaningful limits on director compensation;
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The availability of retirement benefits or perquisites; and
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The quality of disclosure surrounding director compensation.
Equity Plans for Non-Employee Directors
General Recommendation
DWS’s policy is to generally vote case-by-case on compensation plans for non-employee directors, based on:
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The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants;
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The company’s three-year burn rate relative to its industry/market cap peers (in certain circumstances); and
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The presence of any egregious plan features (such as an option repricing provision or liberal CIC vesting risk).
On occasion, non-employee director stock plans will exceed the plan cost or burn-rate benchmarks when combined with employee or executive stock plans. In such cases, DWS’s policy is to generally vote case-by-case on the plan taking into consideration the following qualitative factors:
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The relative magnitude of director compensation as compared to companies of a similar profile;
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The presence of problematic pay practices relating to director compensation;
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Director stock ownership guidelines and holding requirements;
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Equity award vesting schedules;

•
The mix of cash and equity-based compensation;
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Meaningful limits on director compensation;
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The availability of retirement benefits or perquisites; and
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The quality of disclosure surrounding director compensation.
Non-Employee Director Retirement Plans
General Recommendation
DWS’s policy is to generally vote against retirement plans for non-employee directors. DWS’s policy is to generally vote for shareholder proposals to eliminate retirement plans for non-employee directors.
Shareholder Proposals on Compensation
Bonus Banking/Bonus Banking “Plus”
General Recommendation
DWS’s policy is to generally vote case-by-case on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors:
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The company’s past practices regarding equity and cash compensation;
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Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); and
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Whether the company has a rigorous claw-back policy in place.
Compensation Consultants—Disclosure of Board or Company’s Utilization
General Recommendation
DWS’s policy is to generally vote for shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s), and fees paid.
Disclosure/Setting Levels or Types of Compensation for Executives and Directors
General Recommendation
DWS’s policy is to generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.
DWS’s policy is to generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation (such as types of compensation elements or specific metrics) to be used for executive or directors.
DWS’s policy is to generally vote against shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

DWS’s policy is to generally vote case-by-case on all other shareholder proposals regarding executive and director pay, taking into account relevant factors, including but not limited to: company performance, pay level and design versus peers, history of compensation concerns or pay-for-performance disconnect, and/or the scope and prescriptive nature of the proposal.
Golden Coffins/Executive Death Benefits
General Recommendation
DWS’s policy is to generally vote for proposals calling for companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.
Hold Equity Past Retirement or for a Significant Period of Time
General Recommendation
DWS’s policy is to generally vote case-by-case on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain a portion of net shares acquired through compensation plans. The following factors will be taken into account:
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The percentage/ratio of net shares required to be retained;
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The time period required to retain the shares;
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Whether the company has equity retention, holding period, and/or stock ownership requirements in place and the robustness of such requirements;
•
Whether the company has any other policies aimed at mitigating risk taking by executives;
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Executives' actual stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s existing requirements; and
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Problematic pay practices, current and past, which may demonstrate a short-term versus long-term focus.
Pay Disparity
General Recommendation
DWS’s policy is to generally vote case-by-case on proposals calling for an analysis of the pay disparity between corporate executives and other non-executive employees. The following factors will be considered:
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The company’s current level of disclosure of its executive compensation setting process, including how the company considers pay disparity;
•
If any problematic pay practices or pay-for-performance concerns have been identified at the company; and
•
The level of shareholder support for the company's pay programs.
DWS’s policy is to generally vote against proposals calling for the company to use the pay disparity analysis or pay ratio in a specific way to set or limit executive pay.

Pay for Performance/Performance-Based Awards
General Recommendation
DWS’s policy is to generally vote case-by-case on shareholder proposals requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:
•
First, vote for shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a meaningful premium to be considered performance-based awards; and
•
Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote for the proposal. Furthermore, if target performance results in an above target payout, vote for the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote for the shareholder proposal regardless of the outcome of the first step to the test.
DWS’s policy is to generally vote for the shareholder proposal if the company does not meet both of the above two steps.
Pay for Superior Performance
General Recommendation
DWS’s policy is to generally vote case-by-case on shareholder proposals that request the board establish a pay-for-superior performance standard in the company's executive compensation plan for senior executives. These proposals generally include the following principles:
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Set compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median;
•
Deliver a majority of the plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;
•
Provide the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;
•
Establish performance targets for each plan financial metric relative to the performance of the company’s peer companies; and
•
Limit payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.
Consider the following factors in evaluating this proposal:
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What aspects of the company’s annual and long-term equity incentive programs are performance driven?
•
If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?
•
Can shareholders assess the correlation between pay and performance based on the current disclosure?

•
What type of industry and stage of business cycle does the company belong to?
Pre-Arranged Trading Plans (10b5-1 Plans)
General Recommendation
DWS’s policy is to generally vote for shareholder proposals calling for the addition of certain safeguards in prearranged trading plans (10b5-1 plans) for executives. Safeguards may include:
•
Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed in a Form 8-K;
•
Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;
•
Request that a certain number of days that must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;
•
Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;
•
An executive may not trade in company stock outside the 10b5-1 Plan; or
•
Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.
Prohibit Outside CEOs from Serving on Compensation Committees
General Recommendation: DWS’s policy is to generally vote against proposals seeking a policy to prohibit any outside CEO from serving on a company’s compensation committee, unless the company has demonstrated problematic pay practices that raise concerns about the performance and composition of the committee.
Recoupment of Incentive or Stock Compensation in Specified Circumstances
General Recommendation
DWS’s policy is to generally vote case-by-case on proposals to recoup incentive cash or stock compensation made to senior executives if it is later determined that the figures upon which incentive compensation is earned turn out to have been in error, or if the senior executive has breached company policy or has engaged in misconduct that may be significantly detrimental to the company's financial position or reputation, or if the senior executive failed to manage or monitor risks that subsequently led to significant financial or reputational harm to the company. Many companies have adopted policies that permit recoupment in cases where an executive's fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. However, such policies may be narrow given that not all misconduct or negligence may result in significant financial restatements. Misconduct, negligence or lack of sufficient oversight by senior executives may lead to significant financial loss or reputational damage that may have long-lasting impact.
In considering whether to support such shareholder proposals, DWS will take into consideration the following factors:
•
If the company has adopted a formal recoupment policy;
•
The rigor of the recoupment policy focusing on how and under what circumstances the company may recoup incentive or stock compensation;
•
Whether the company has chronic restatement history or material financial problems;
•
Whether the company’s policy substantially addresses the concerns raised by the proponent;

•
Disclosure of recoupment of incentive or stock compensation from senior executives or lack thereof; or
•
Any other relevant factors.
Severance and Golden Parachute Agreements
General Recommendation
DWS’s policy is to generally vote case-by-case on shareholder proposals requiring that executive severance (including change-in-control related) arrangements or payments be submitted for shareholder ratification.
Factors that will be considered include, but not limited to:
•
The company’s severance or change-in-control agreements in place, and the presence of problematic features (such as excessive severance entitlements, single triggers, excise tax gross-ups, etc.);
•
Any existing limits on cash severance payouts or policies which require shareholder ratification of severance payments exceeding a certain level;
•
Any recent severance-related controversies; and
•
Whether the proposal is overly prescriptive, such as requiring shareholder approval of severance that does not exceed market norms.
Share Buyback Impact on Incentive Program Metrics
General Recommendation
DWS’s policy is to generally vote case-by-case on proposals requesting the company exclude the impact of share buybacks from the calculation of incentive program metrics, considering the following factors:
•
The frequency and timing of the company's share buybacks;
•
The use of per-share metrics in incentive plans;
•
The effect of recent buybacks on incentive metric results and payouts; and
•
Whether there is any indication of metric result manipulation.
Supplemental Executive Retirement Plans (SERPs)
General Recommendation
DWS’s policy is to generally vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.
DWS’s policy is to generally vote for shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary or those pay elements covered for the general employee population.
Tax Gross-Up Proposals
General Recommendation

DWS’s policy is to generally vote for proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.
Termination of Employment Prior to Severance Payment/Eliminating Accelerated Vesting of Unvested Equity
General Recommendation
DWS’s policy is to generally vote case-by-case on shareholder proposals seeking a policy requiring termination of employment prior to severance payment and/or eliminating accelerated vesting of unvested equity.
The following factors will be considered:
•
The company's current treatment of equity upon employment termination and/or in change-in-control situations (i.e., vesting is double triggered and/or pro rata, does it allow for the assumption of equity by acquiring company, the treatment of performance shares, etc.); and
•
Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.
DWS’s policy is to generally vote for proposals seeking a policy that prohibits automatic acceleration of the vesting of equity awards to senior executives upon a voluntary termination of employment or in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).
ROUTINE / MISCELLANEOUS
Adjourn Meeting
General Recommendation
DWS’s policy is to generally vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.
DWS’s policy is to generally vote for proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. DWS’s policy is to generally vote against proposals if the wording is too vague or if the proposal includes “other business.”
Amend Quorum Requirements
General Recommendation
DWS’s policy is to generally vote case-by-case on proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding, taking into consideration:
•
The new quorum threshold requested;
•
The rationale presented for the reduction;
•
The market capitalization of the company (size, inclusion in indices);
•
The company’s ownership structure;
•
Previous voter turnout or attempts to achieve quorum;

•
Any provisions or commitments to restore quorum to a majority of shares outstanding, should voter turnout improve sufficiently; and
•
Other factors as appropriate.
In general, a quorum threshold kept as close to a majority of shares outstanding as is achievable is preferred.
DWS’s policy is to generally vote case-by-case on directors who unilaterally lower the quorum requirements below a majority of the shares outstanding, taking into consideration the factors listed above.
Amend Minor Bylaws
General Recommendation
DWS’s policy is to generally vote for bylaw or charter changes that are of a housekeeping nature (updates or corrections).
Change Company Name
General Recommendation
DWS’s policy is to generally vote for proposals to change the corporate name unless there is compelling evidence that the change would adversely impact shareholder value.
Change Date, Time, or Location of Annual Meeting
General Recommendation
DWS’s policy is to generally vote for management proposals to change the date, time, or location of the annual meeting unless the proposed change is unreasonable.
DWS’s policy is to generally vote against shareholder proposals to change the date, time, or location of the annual meeting unless the current scheduling or location is unreasonable.
Other Business
General Recommendation
DWS’s policy is to generally vote against proposals to approve other business when it appears as a voting item.
SOCIAL AND ENVIRONMENTAL ISSUES
General Approach
DWS’s policy considers the recommendations of the ISS Sustainability Proxy Voting Guidelines for social and environmental proposals. DWS’s policy is to generally vote for social and environmental shareholder proposals that are in the best economic interest of clients. DWS’s general policy is to vote for disclosure reports that seek additional information particularly when it appears companies have not adequately addressed shareholders' social, workforce, and environmental concerns. In determining vote recommendations on shareholder social, workforce, and environmental proposals, DWS will analyze the following factors:
•
Whether the proposal itself is well framed and reasonable;
•
Whether adoption of the proposal would have either a positive or negative impact on the company’s short-term or long-term share value
•
Whether the company’s analysis and voting recommendation to shareholders is persuasive

•
The degree to which the company’s stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing
•
Whether the subject of the proposal is best left to the discretion of the board
•
Whether the issues presented in the proposal are best dealt with through legislation, government regulation, or company-specific action
•
The company’s approach compared with its peers or any industry standard practices for addressing the issue(s) raised by the proposal
•
Whether the company has already responded in an appropriate or sufficient manner to the issue(s) raised by the proposal
•
Whether there are significant controversies, fines, penalties or litigation associated with the company’s practices related to the issue(s) raised in the proposal
•
If the proposal requests increased disclosure or greater transparency, whether sufficient information is publicly available to shareholders and whether it would be unduly burdensome for the company to compile and avail the requested information to shareholders in a more comprehensive or amalgamated fashion; and
•
Whether implementation of the proposal would achieve the objectives sought in the proposal
Endorsement of Principles
General Recommendation
DWS’s policy is to generally vote case-by-case on proposals seeking a company's endorsement of principles that support a particular public policy position. Endorsing a set of principles may require a company to take a stand on an issue that is beyond its own control and may limit its flexibility with respect to future developments. Management and the board should be afforded the flexibility to make decisions on specific public policy positions based on their own assessment of the most beneficial strategies for the company.
Animal Welfare
Animal Welfare Policies
General Recommendation
DWS’s policy is to generally vote for proposals seeking a report on a company’s animal welfare standards, or animal welfare-related risks, considering whether:
•
The company has already published a set of animal welfare standards and monitors compliance;
•
The company’s standards are comparable to industry peers; and
•
There are no recent significant fines, litigation, or controversies related to the company’s and/or its suppliers' treatment of animals.
Animal Testing
General Recommendation
DWS’s policy is to generally vote case-by-case on proposals to phase out the use of animals in product testing, considering whether:

•
The company is conducting animal testing programs that are unnecessary or not required by regulation;
•
The company is conducting animal testing when suitable alternatives are commonly accepted and used by industry peers; or
•
There are recent, significant fines or litigation related to the company’s treatment of animals.
Animal Slaughter
General Recommendation
DWS’s policy is to generally vote case-by-case on proposals requesting the implementation of Controlled Atmosphere Killing (CAK) methods at company and/or supplier operations unless such methods are required by legislation or generally accepted as the industry standard.
DWS’s policy is to generally vote case-by-case on proposals requesting a report on the feasibility of implementing CAK methods at company and/or supplier operations considering the availability of existing research conducted by the company or industry groups on this topic and any fines or litigation related to current animal processing procedures at the company.
Consumer Issues
Genetically Modified Ingredients
General Recommendation
DWS’s policy is to generally vote case-by-case on proposals requesting that a company voluntarily label genetically engineered (GE) ingredients in its products.
DWS’s policy is to generally vote for proposals asking for a report on the feasibility of labeling products containing GE ingredients, taking into account:
•
The potential impact of such labelling on the company's business;
•
The quality of the company’s disclosure on GE product labelling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and
•
Company’s current disclosure on the feasibility of GE product labelling.
DWS’s policy is to generally vote against proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs).
DWS’s policy is to generally vote against proposals to phase out GE ingredients from the company's products, or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products.
Reports on Potentially Controversial Business/Financial Practices
General Recommendation
DWS’s policy is to generally vote for requests for reports on a company’s potentially controversial business or financial practices or products, taking into account:
•
Whether the company has adequately disclosed mechanisms in place to prevent abuses;
•
Whether the company has adequately disclosed the financial risks of the products/practices in question;

•
Whether the company has been subject to violations of related laws or serious controversies; and
•
Peer companies’ policies/practices in this area.
Pharmaceutical Pricing, Access to Medicines, and Prescription Drug Reimportation
General Recommendation
DWS’s policy is to generally vote against proposals requesting that companies implement specific price restraints on pharmaceutical products taking into account whether the company fails to adhere to legislative guidelines or industry norms in its product pricing practices.
DWS’s policy is to generally vote for proposals requesting that a company report on its product pricing or access to medicine policies, considering:
•
The potential for reputational, market, and regulatory risk exposure;
•
Existing disclosure of relevant policies;
•
Deviation from established industry norms;
•
Relevant company initiatives to provide research and/or products to disadvantaged consumers;
•
Whether the proposal focuses on specific products or geographic regions;
•
The potential burden and scope of the requested report; and
•
Recent significant controversies, litigation, or fines at the company.
DWS’s policy is to generally vote for proposals requesting that a company report on the financial and legal impact of its prescription drug reimportation policies unless such information is already publicly disclosed.
DWS’s policy is to generally vote case-by-case on proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation.
Product Safety and Toxic/Hazardous Materials
General Recommendation
DWS’s policy is to generally vote for proposals requesting that a company report on its policies, initiatives/procedures, and oversight mechanisms related to toxic/hazardous materials or product safety in its supply chain, considering whether:
•
The company already discloses similar information through existing reports such as a supplier code of conduct and/or a sustainability report;
•
The company has formally committed to the implementation of a toxic/hazardous materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; or
•
The company has not been recently involved in relevant significant controversies, fines, or litigation.
DWS’s policy is to generally vote for resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic/hazardous materials, or evaluate and disclose the potential financial and legal risks associated with utilizing certain materials, considering:

•
The company’s current level of disclosure regarding its product safety policies, initiatives, and oversight mechanisms;
•
Current regulations in the markets in which the company operates; and
•
Recent significant controversies, litigation, or fines stemming from toxic/hazardous materials at the company.
DWS’s policy is to generally vote against resolutions requiring that a company reformulate its products.
Tobacco-Related Proposals
General Recommendation
DWS’s policy is to generally vote case-by-case on resolutions regarding the advertisement of tobacco products, considering:
•
Recent related fines, controversies, or significant litigation;
•
Whether the company complies with relevant laws and regulations on the marketing of tobacco;
•
Whether the company’s advertising restrictions deviate from those of industry peers;
•
Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth; and
•
Whether restrictions on marketing to youth extend to foreign countries.
DWS’s policy is to generally vote case-by-case on proposals regarding second-hand smoke, considering;
•
Whether the company complies with all laws and regulations;
•
The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness; and
•
The risk of any health-related liabilities.
DWS’s policy is to generally vote against resolutions to cease production of tobacco-related products, to avoid selling products to tobacco companies, to spin-off tobacco-related businesses, or prohibit investment in tobacco equities. Such business decisions are better left to company management or portfolio managers.
DWS’s policy is to generally vote against proposals regarding tobacco product warnings. Such decisions are better left to public health authorities.
Climate Change
Environmental Justice
DWS will generally vote against shareholder proposals requesting disclosure of an environmental justice report or assessment where communities of color and low-income communities are disproportionately impacted by environmental pollution.
Financed Emissions
For financial institutions and companies providing financial services, DWS will generally vote against shareholder proposals requesting companies to increase disclosure of its financed emissions.

DWS will generally vote against shareholder proposals requesting companies adopt a policy to reduce their financed emissions.
Just Transition
DWS will generally vote against shareholder proposals requesting just transition or labor protection disclosures.
Natural Capital
DWS will generally vote against shareholder proposals requesting disclosure of biodiversity’s impact.
DWS will generally vote against shareholder proposals requesting companies to increase disclosure and/or to adopt sustainable sourcing policies with regards to natural capital related risks and impacts.
Say on Climate (SoC) Management Proposals
General Recommendation
DWS’s policy is to generally vote case-by-case on management proposals that request shareholders to approve the company’s transition action plan22, taking into account the completeness and rigor of the plan.

22 Variations of this request also include climate transition related ambitions, or commitment to reporting on the implementation of a climate plan.

Information that will be considered where available includes the following:
•
The extent to which the company’s climate related disclosures are in line with TCFD recommendations and meet other market standards;
•
Disclosure of its operational and supply chain Green House Gas (GHG) emissions (Scopes 1, 2, and 3);
•
The completeness, feasibility and rigor of company’s short-, medium-, and long-term targets for reducing operational and supply chain GHG emissions (Scopes 1, 2 and 3 if relevant);
•
Whether the company has sought and received third-party approval that its targets are science-based;
•
Whether the company discloses a commitment to report on the implementation of its plan in subsequent years;
•
Whether the company’s climate data has received third-party assurance;
•
Disclosure of how the company’s lobbying activities and its capital expenditures align with company strategy;
•
Whether there are specific industry decarbonization challenges; and
•
The company’s related commitment, disclosure, and performance compared to its industry peers.
Say on Climate (SoC) Shareholder Proposals
General Recommendation

DWS’s policy is to generally vote case-by-case on shareholder proposals that request the company to disclose a report on providing its GHG emissions levels and reduction targets and/or its upcoming/approved climate transition action plan and provide shareholders the opportunity to express approval or disapproval of its GHG emissions reduction plan, taking into account information such as the following:
•
The completeness, feasibility and rigor of the company’s climate-related disclosure;
•
The company’s actual GHG emissions performance;
•
Whether the company has been the subject of recent, significant violations, fines litigation, or controversy related to its GHG emissions; and
•
Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive.
Climate Change/Greenhouse Gas (GHG) Emissions
General Recommendation
DWS’s policy is to generally vote for resolutions requesting that a company disclose information on the financial, physical, or regulatory risks it faces related to climate change on its operations and investments or on how the company identifies, measures, and manages such risks, considering:
•
Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
•
The company's level of disclosure compared to industry peers; and
•
Whether there are significant controversies, fines, penalties, or litigation associated with the company's climate change-related performance.
DWS’s policy is to generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, considering whether:
•
The company already discloses current, publicly available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
•
The company's level of disclosure is comparable to that of industry peers; or
•
There are no significant, controversies, fines, penalties, or litigation associated with the company's GHG emissions.
DWS’s policy is to generally vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:
•
Whether the company provides disclosure of year-over-year GHG emissions performance data;
•
Whether company disclosure lags behind industry peers;
•
The company's actual GHG emissions performance;
•
The company's current GHG emission policies, oversight mechanisms, and related initiatives; and

•
Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.
Energy Efficiency
General Recommendation
DWS’s policy is to generally vote for proposals requesting that a company report on its energy efficiency policies, considering whether:
•
The company complies with applicable energy efficiency regulations and laws, and discloses its participation in energy efficiency policies and programs, including disclosure of benchmark data, targets, and performance measures; or
•
The proponent requests adoption of specific energy efficiency goals within specific timelines.
Renewable Energy
General Recommendation
DWS’s policy is to generally vote for requests for reports on the feasibility of developing renewable energy resources unless the report would be duplicative of existing disclosure or irrelevant to the company’s line of business.
DWS’s policy is to generally vote case-by-case on proposals seeking increased investment in renewable energy resources taking into consideration whether the terms of the resolution are overly restrictive.
DWS’s policy is to generally vote case-by-case on proposals that call for the adoption of renewable energy goals, taking into account:
•
The scope and structure of the proposal;
•
The company's current level of disclosure on renewable energy use and GHG emissions; and
•
The company's disclosure of policies, practices, and oversight implemented to manage GHG emissions and mitigate climate change risks.
Diversity
Board Diversity
General Recommendation
DWS’s policy is to generally vote for requests for reports on a company's efforts to diversify the board, considering whether:
•
The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; or
•
The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.
DWS’s policy is to generally vote case-by-case on proposals asking a company to increase the gender and racial minority representation on its board, taking into account:
•
The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;

•
The level of gender and racial minority representation that exists at the company’s industry peers;
•
The company’s established process for addressing gender and racial minority board representation;
•
Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;
•
The independence of the company’s nominating committee;
•
Whether the company uses an outside search firm to identify potential director nominees; and
•
Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.
Equality of Opportunity
General Recommendation
DWS’s policy is to generally vote for proposals requesting a company disclose its diversity policies or initiatives, or proposals requesting disclosure of a company’s comprehensive workforce diversity data considering whether:
•
The company publicly discloses equal opportunity policies and initiatives in a comprehensive manner;
•
The company already publicly discloses comprehensive workforce diversity data; or
•
The company has no recent significant EEO-related violations or litigation.
DWS’s policy is to generally vote for shareholder proposals requesting nondiscrimination in salary, wages and all benefits.
DWS’s policy is to generally vote for shareholder proposals calling for action on equal employment opportunity and antidiscrimination.
DWS’s policy is to generally vote case-by-case on proposals seeking information on the diversity efforts of suppliers and service providers.
Gender Identity, Sexual Orientation and Domestic Partner Benefits
General Recommendation
DWS’s policy is to generally vote for proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would be unduly burdensome. Generally, vote for proposals to extend company benefits to domestic partners.
DWS’s policy is to generally vote for shareholder proposals seeking reports on a company’s initiatives to create a workplace free of discrimination on the basis of sexual orientation or gender identity.
DWS’s policy is to generally vote against shareholder proposals that seek to eliminate protection already afforded to gay and lesbian employees.
Gender, Race / Ethnicity Pay Gap
General Recommendation
DWS’s policy is to generally vote case-by-case on requests for reports on a company's pay data by gender or race /ethnicity, or a report on a company’s policies and goals to reduce any gender, or race /ethnicity pay gaps, taking into account:

•
The company's current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy on fair and equitable compensation practices;
•
Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to gender, race, or ethnicity pay gap issues;
•
The company’s disclosure regarding gender, race, or ethnicity pay gap policies or initiatives is compared to its industry peers; and
•
Local laws regarding categorization of race and/or ethnicity and definitions of ethnic and/or racial minorities.
Racial Equity and/or Civil Rights Audit Guidelines
General Recommendation
DWS’s policy is to generally vote case-by-case on proposals asking a company to conduct an independent racial equity and/or civil rights audit, taking into account:
•
The company's established process or framework for addressing racial inequity and discrimination internally;
•
Whether the company adequately discloses workforce diversity and inclusion metrics and goals;
•
Whether the company has issued a public statement related to its racial justice efforts in recent years; or has committed to internal policy review;
•
Whether the company has engaged with impacted communities, stakeholders, and civil rights experts;
•
The company’s track record in recent years of racial justice measures and outreach externally;
•
Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to racial inequity or discrimination.
Environment and Sustainability
Facility and Workplace Safety
General Recommendation
DWS’s policy is to generally vote for requests for workplace safety reports, including reports on accident risk reduction efforts, taking into account:
•
The company’s current level of disclosure of its workplace health and safety performance data, health and safety management policies, initiatives, and oversight mechanisms;
•
The nature of the company’s business, specifically regarding company and employee exposure to health and safety risks;
•
Recent significant controversies, fines, or violations related to workplace health and safety; and
•
The company's workplace health and safety performance relative to industry peers.
DWS’s policy is to generally vote case-by-case on resolutions requesting that a company report on or implement safety/security risk procedures associated with their operations and/or facilities, considering:
•
The company’s compliance with applicable regulations and guidelines;

•
The company’s current level of disclosure regarding its security and safety policies, procedures, and compliance monitoring; and
•
The existence of recent, significant violations, fines, or controversy regarding the safety and security of the company’s operations and/or facilities.
Hydraulic Fracturing
General Recommendation
DWS’s policy is to generally vote for proposals requesting greater disclosure of a company's (natural gas) hydraulic fracturing operations, including measures the company has taken to manage and mitigate the potential community and environmental impacts of those operations, considering:
•
The company's current level of disclosure of relevant policies and oversight mechanisms;
•
The company's current level of such disclosure relative to its industry peers;
•
Potential relevant local, state, or national regulatory developments; and
•
Controversies, fines, or litigation related to the company's hydraulic fracturing operations.
Operations in Protected Areas
General Recommendation
DWS’s policy is to generally vote for requests for reports on potential environmental damage as a result of company operations in protected regions, considering whether:
•
Operations in the specified regions are not permitted by current laws or regulations;
•
The company does not currently have operations or plans to develop operations in these protected regions; or
•
The company’s disclosure of its operations and environmental policies in these regions is comparable to industry peers.
DWS’s policy is to generally vote for shareholder proposals asking companies to prepare reports or adopt policies on operations that include mining, drilling or logging in environmentally sensitive areas.
DWS’s policy is to generally vote case-by-case on shareholder proposals seeking to curb or reduce the sale of products manufactured from materials extracted from environmentally sensitive areas such as old growth forests.
Recycling
General Recommendation
DWS’s policy is to generally vote for proposals to report on an existing recycling program or adopt a new recycling program, taking into account:
•
The nature of the company’s business;
•
The current level of disclosure of the company's existing related programs;
•
The timetable and methods of program implementation prescribed by the proposal;

•
The company’s ability to address the issues raised in the proposal; and
•
How the company's recycling programs compare to similar programs of its industry peers.
Sustainability Reporting
General Recommendation
DWS’s policy is to generally vote for proposals requesting that a company report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, considering whether:
•
The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or
•
The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.
Water Issues
General Recommendation
DWS’s policy is to generally vote for proposals requesting a company report on, or adopt a new policy on, water-related risks and concerns, taking into account:
•
The company's current disclosure of relevant policies, initiatives, oversight mechanisms, and water usage metrics;
•
Whether or not the company's existing water-related policies and practices are consistent with relevant internationally recognized standards and national/local regulations;
•
The potential financial impact or risk to the company associated with water-related concerns or issues; and
•
Recent, significant company controversies, fines, or litigation regarding water use by the company and its suppliers.
General Corporate Issues
Charitable Contributions
General Recommendation
DWS’s policy is to generally vote against proposals restricting a company from making charitable contributions.
Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which, and if, contributions are in the best interests of the company.
Data Security, Privacy, and Internet Issues
General Recommendation
DWS’s policy is to generally vote case-by-case on proposals requesting the disclosure or implementation of data security, privacy, or information access and management policies and procedures, considering:
•
The level of disclosure of company policies and procedures relating to data security, privacy, freedom of speech, information access and management, and Internet censorship;

•
Engagement in dialogue with governments or relevant groups with respect to data security, privacy, or the free flow of information on the Internet;
•
The scope of business involvement and of investment in countries whose governments censor or monitor the Internet and other telecommunications;
•
Applicable market-specific laws or regulations that may be imposed on the company; and
•
Controversies, fines, or litigation related to data security, privacy, freedom of speech, or Internet censorship.
Environmental, Social, and Governance (ESG) Compensation-Related Proposals
General Recommendation
DWS’s policy is to generally vote for proposals seeking a report or additional disclosure on the company’s approach, policies, and practices on incorporating environmental and social criteria into its executive compensation strategy, considering:
•
The scope and prescriptive nature of the proposal;
•
The company’s current level of disclosure regarding its environmental and social performance and governance;
•
The degree to which the board or compensation committee already discloses information on whether it has considered related environmental or social criteria; and
•
Whether the company has significant controversies or regulatory violations regarding social and/or environmental issues.
Tax Transparency
DWS will generally vote for shareholder proposals requesting a company to disclose tax transparency and country-by-country reporting in alignment with internationally accepted frameworks.
Human Rights, Human Capital Management, and International Operations
Human Rights Proposals
General Recommendation
DWS’s policy is to generally vote for proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.
DWS’s policy is to generally vote for proposals to implement company or company supplier labor and/or human rights standards and policies, considering:
•
The degree to which existing relevant policies and practices are disclosed;
•
Whether or not existing relevant policies are consistent with internationally recognized standards;
•
Whether company facilities and those of its suppliers are monitored and how;
•
Company participation in fair labor organizations or other internationally recognized human rights initiatives;
•
Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

•
Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
•
The scope of the request; and
•
Deviation from industry sector peer company standards and practices.
DWS’s policy is to generally vote for proposals requesting that a company conduct an assessment of the human rights risks in its operations or in its supply chain, or report on its human rights risk assessment process, considering:
•
The degree to which existing relevant policies and practices are disclosed, including information on the implementation of these policies and any related oversight mechanisms;
•
The company’s industry and whether the company or its suppliers operate in countries or areas where there is a history of human rights concerns;
•
Recent significant controversies, fines, or litigation regarding human rights involving the company or its suppliers, and whether the company has taken remedial steps; and
•
Whether the proposal is unduly burdensome or overly prescriptive.
Mandatory Arbitration
General Recommendation
DWS’s policy is to generally vote case-by-case on requests for a report on a company’s use of mandatory arbitration on employment-related claims, taking into account:
•
The company's current policies and practices related to the use of mandatory arbitration agreements on workplace claims;
•
Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to the use of mandatory arbitration agreements on workplace claims; and
•
The company's disclosure of its policies and practices related to the use of mandatory arbitration agreements compared to its peers.
Operations in High Risk Markets
General Recommendation
DWS’s policy is to generally vote case-by-case on requests for a report on a company’s potential financial and reputational risks associated with operations in “high-risk” markets, such as a terrorism-sponsoring state or politically/socially unstable region, taking into account:
•
The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;
•
Current disclosure of applicable risk assessment(s) and risk management procedures;
•
Compliance with U.S. sanctions and laws;
•
Consideration of other international policies, standards, and laws; and
•
Whether the company has been recently involved in recent, significant controversies, fines, or litigation related to its operations in “high-risk” markets.

Outsourcing/Offshoring
General Recommendation
DWS’s policy is to generally vote case-by-case on proposals calling for companies to report on the risks associated with outsourcing/plant closures, considering:
•
Controversies surrounding operations in the relevant market(s);
•
The value of the requested report to shareholders;
•
The company’s current level of disclosure of relevant information on outsourcing and plant closure procedures; and
•
The company’s existing human rights standards relative to industry peers.
Sexual Harassment
General Recommendation
DWS’s policy is to generally vote case-by-case on requests for a report on company actions taken to strengthen policies and oversight to prevent workplace sexual harassment, or a report on risks posed by a company’s failure to prevent workplace sexual harassment, taking into account:
•
The company’s current policies, practices, oversight mechanisms related to preventing workplace sexual harassment;
•
Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to workplace sexual harassment issues; and
•
The company’s disclosure regarding workplace sexual harassment policies or initiatives compared to its industry peers.
Weapons and Military Sales
General Recommendation
DWS’s policy is to generally vote against reports on foreign military sales or offsets, taking into account when such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.
DWS’s policy is to generally vote case-by-case on shareholder proposals seeking a report on the renouncement of future landmine production.
DWS’s policy is to generally vote against shareholder proposals requesting a report on the involvement, policies, and procedures related to depleted uranium and nuclear weapons.
DWS’s policy is to generally vote against proposals that call for outright restrictions on foreign military sales.
DWS’s policy is to generally vote for shareholder proposals asking companies to review and amend, if necessary, the company’s code of conduct and statements of ethical criteria for military production related contract bids, awards and execution.

Political Activities
Lobbying
General Recommendation
DWS’s policy is to generally vote case-by-case on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:
•
The company’s current disclosure of relevant lobbying policies, and management and board oversight;
•
The company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and
•
Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities.
Political Contributions
General Recommendation
DWS’s policy is to generally vote for proposals requesting greater disclosure of a company's political contributions and trade association spending policies and activities, considering:
•
The company's policies, and management and board oversight related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes;
•
The company's disclosure regarding its support of, and participation in, trade associations or other groups that may make political contributions; and
•
Recent significant controversies, fines, or litigation related to the company's political contributions or political activities.
DWS’s policy is to generally vote against proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.
DWS’s policy is to generally vote against proposals to publish in newspapers and other media a company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.
Political Expenditures and Lobbying Congruency
General Recommendation
DWS’s policy is to generally vote case-by-case on proposals requesting greater disclosure of a company’s alignment of political contributions, lobbying and electioneering spending with a company’s publicly stated values and policies, unless the terms of the proposal are unduly restrictive. Additionally, DWS will consider whether:
•
The company's policies, management, board oversight, governance processes and level of disclosure related to direct political contributions, lobbying activities, and payments to trade associations, political action committees, or other groups that may be used for political purposes;
•
The company’s disclosure regarding: the reasons for its support of candidates for public offices; the reasons for support of and participation in trade associations or other groups that may make political contributions; and other political activities;

•
Any incongruencies identified between a company’s direct and indirect political expenditures and its publicly stated values and priorities; and
•
Recent significant controversies related to the company’s direct and indirect lobbying, political contributions or political activities.
DWS’s policy is to generally vote against proposals requesting comparison of a company’s political spending to objectives that can mitigate material risk for the company, such as limiting global warming.
Political Ties
General Recommendation
DWS’s policy is to generally vote against proposals asking a company to affirm political nonpartisanship in the workplace, considering whether:
•
There are no recent, significant controversies, fines, or litigation regarding the company’s political contributions or trade association spending; and
•
The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.
DWS’s policy is to generally vote against shareholder proposals calling for the disclosure of prior government service of the company’s key executives and whether such service had a bearing on the business of the company.
REGISTERED INVESTMENT COMPANY PROXIES
Election of Directors
General Recommendation
DWS’s policy is to generally vote case-by-case on the election of directors and trustees.
Closed End Fund - Unilateral Opt-In to Control Share Acquisition Statutes
General Recommendation
For closed-end management investment companies (CEFs), DWS’s policy is to generally vote on a case-by-case basis for nominating/governance committee members (or other directors on a case-by-case basis) at CEFs that have not provided a compelling rationale for opting-in to a Control Share Acquisition Statute, nor submitted a by-law amendment to a shareholder vote.
Converting Closed-end Fund to Open-end Fund
General Recommendation
DWS’s policy is to generally vote case-by-case on conversion proposals, considering the following factors:
•
Past performance as a closed-end fund;
•
Market in which the fund invests;
•
Measures taken by the board to address the discount; and
•
Past shareholder activism, board activity, and votes on related proposals.

Proxy Contests
General Recommendation
DWS’s policy is to generally vote case-by-case on proxy contests, considering the following factors:
•
Past performance relative to its peers;
•
Market in which the fund invests;
•
Measures taken by the board to address the issues;
•
Past shareholder activism, board activity, and votes on related proposals;
•
Strategy of the incumbents versus the dissidents;
•
Independence of directors;
•
Experience and skills of director candidates;
•
Governance profile of the company; and
•
Evidence of management entrenchment.
Investment Advisory Agreements
General Recommendation
DWS’s policy is to generally vote case-by-case on investment advisory agreements, considering the following factors:
•
Proposed and current fee schedules;
•
Fund category/investment objective;
•
Performance benchmarks;
•
Share price performance as compared with peers;
•
Resulting fees relative to peers; and
•
Assignments (where the advisor undergoes a change of control).
Approving New Classes or Series of Shares
General Recommendation
DWS’s policy is to generally vote case-by-case on the establishment of new classes or series of shares.
Preferred Stock Proposals
General Recommendation
DWS’s policy is to generally vote case-by-case on the authorization for or increase in preferred shares, considering the following factors:
•
Stated specific financing purpose;

•
Possible dilution for common shares; and
•
Whether the shares can be used for antitakeover purposes.
1940 Act Policies
General Recommendation
DWS’s policy is to generally vote case-by-case on policies under the Investment Advisor Act of 1940, considering the following factors:
•
Potential competitiveness;
•
Regulatory developments;
•
Current and potential returns; and
•
Current and potential risk.
DWS’s policy is to generally vote for these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.
Changing a Fundamental Restriction to a Nonfundamental Restriction
General Recommendation
DWS’s policy is to generally vote case-by-case on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:
•
The fund's target investments;
•
The reasons given by the fund for the change; and
•
The projected impact of the change on the portfolio.
Change Fundamental Investment Objective to Nonfundamental
General Recommendation
DWS’s policy is to generally vote case-by-case on proposals to change a fund’s fundamental investment objective to non-fundamental.
Name Change Proposals
General Recommendation
DWS’s policy is to generally vote case-by-case on name change proposals, considering the following factors:
•
Political/economic changes in the target market;
•
Consolidation in the target market; and
•
Current asset composition.

Change in Fund's Subclassification
General Recommendation
DWS’s policy is to generally vote case-by-case on changes in a fund's sub-classification, considering the following factors:
•
Potential competitiveness;
•
Current and potential returns;
•
Risk of concentration; and
•
Consolidation in target industry.
Business Development Companies—Authorization to Sell Shares of Common Stock at a Price below Net Asset Value
General Recommendation
DWS’s policy is to generally vote case-by-case on proposals authorizing the board to issue shares below Net Asset Value (NAV) if:
•
The proposal to allow share issuances below NAV has an expiration date no more than one year from the date shareholders approve the underlying proposal, as required under the Investment Company Act of 1940;
•
The sale is deemed to be in the best interests of shareholders by (1) a majority of the company's independent directors and (2) a majority of the company's directors who have no financial interest in the issuance; and
•
The company has demonstrated responsible past use of share issuances by either:
•
Outperforming peers in its 8-digit GICS group as measured by one- and three-year median TSRs; or
•
Providing disclosure that its past share issuances were priced at levels that resulted in only small or moderate discounts to NAV and economic dilution to existing non-participating shareholders.
Disposition of Assets/Termination/Liquidation
General Recommendation
DWS’s policy is to generally vote case-by-case on proposals to dispose of assets, to terminate or liquidate, considering the following factors:
•
Strategies employed to salvage the company;
•
The fund’s past performance;
•
The terms of the liquidation.
Changes to the Charter Document
General Recommendation
DWS’s policy is to generally vote case-by-case on changes to the charter document, considering the following factors:
•
The degree of change implied by the proposal;

•
The efficiencies that could result;
•
The state of incorporation; and
•
Regulatory standards and implications.
Changing the Domicile of a Fund
General Recommendation
DWS’s policy is to generally vote case-by-case on re-incorporations, considering the following factors:
•
Regulations of both states;
•
Required fundamental policies of both states; and
•
The increased flexibility available.
Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval
General Recommendation
DWS’s policy is to generally vote case-by-case on proposals authorizing the board to hire or terminate subadvisors without shareholder approval if the investment advisor currently employs only one subadvisor.
Distribution Agreements
General Recommendation
DWS’s policy is to generally vote case-by-case on distribution agreement proposals, considering the following factors:
•
Fees charged to comparably sized funds with similar objectives;
•
The proposed distributor’s reputation and past performance;
•
The competitiveness of the fund in the industry; and
•
The terms of the agreement.
Master-Feeder Structure
General Recommendation
DWS’s policy is to generally vote case-by-case on the establishment of a master-feeder structure.
Mergers
General Recommendation
DWS’s policy is to generally vote case-by-case on merger proposals, considering the following factors:
•
Resulting fee structure;
•
Performance of both funds;
•
Continuity of management personnel; and

•
Changes in corporate governance and their impact on shareholder rights.
Shareholder Proposals for Mutual Funds
Establish Director Ownership Requirement
General Recommendation
DWS’s policy is to generally vote case-by-case on shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.
Reimburse Shareholder for Expenses Incurred
General Recommendation
DWS’s policy is to generally vote case-by-case on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote for the reimbursement of the proxy solicitation expenses.
Terminate the Investment Advisor
General Recommendation
DWS’s policy is to generally vote case-by-case on proposals to terminate the investment advisor, considering the following factors:
•
Performance of the fund’s Net Asset Value (NAV);
•
The fund’s history of shareholder relations; and
•
The performance of other funds under the advisor’s management.
INTERNATIONAL PROXY VOTING
The above guidelines pertain to issuers organized in the United States. Proxies solicited by other issuers are voted in accordance with international guidelines or the recommendation of ISS and in accordance with applicable law and regulation.
Appendix I
Classification of Directors – U.S.
1.
Executive Director
1.1.
Current employee or current officer1 of the company or one of its affiliates2.
2.
Non-Independent Non-Executive Director
Board Identification
2.1.
Director identified as not independent by the board.
Controlling/Significant Shareholder
2.2.
Beneficial owner of more than 50 percent of the company's voting power (this may be aggregated if voting power is distributed among more than one member of a group).
Current Employment at Company or Related Company
2.3.
Non-officer employee of the firm (including employee representatives).

2.4.
Officer1, former officer, or general or limited partner of a joint venture or partnership with the company.
Former Employment
2.5.
Former CEO of the company.3, 4
2.6.
Former non-CEO officer1 of the company or an affiliate2 within the past five years.
2.7.
Former officer1 of an acquired company within the past five years.4
2.8.
Officer1 of a former parent or predecessor firm at the time the company was sold or split off within the past five years.
2.9.
Former interim officer if the service was longer than 18 months. If the service was between 12 and 18 months, an assessment of the interim officer’s employment agreement will be made.5
Family Members
2.10.
Immediate family member6 of a current or former officer1 of the company or its affiliates2 within the last five years.
2.11.
Immediate family member6 of a current employee of company or its affiliates2 where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non-Section 16 officer in a key strategic role).
Professional, Transactional, and Charitable Relationships
Director who (or whose immediate family member6) currently provides professional services7 in excess of the $10,000 per year to the company, an affiliate2 or an individual officer of the company or
2.12.
(an affiliate; or who is (or whose immediate family member6 is) a partner, employee or controlling shareholder of, an organization which provides services.
Director who (or whose immediate family member6) currently has any material transactional relationship8 with the company or its affiliates2.
2.13.
; or who is (or whose immediate family member6 is) a partner in, or a controlling shareholder or an executive officer of, an organization which has the material transactional relationship8 (excluding investments in the company through a private placement).
2.14.
Director who (or whose immediate family member6) is) a trustee, director, or employee of a charitable or non-profit organization that receives material grants or endowments8 from the company or its affiliates2.
Other Relationships
2.15.
Party to a voting agreement9 to vote in line with management on proposals being brought to shareholder vote.
2.16.
Has (or an immediate family member6 has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation Committee.10
2.17.
Founder11 of the company but not currently an employee.
2.18.
Director with pay comparable to Named Executive Officers.
2.19.
Any material12 relationship with the company.
3.
Independent Director
3.1.
No material12 connection to the company other than a board seat.

Footnotes:
1 The definition of officer will generally follow that of a “Section 16 officer” (officers subject to Section 16 of the Securities and Exchange Act of 1934) and includes the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division, or policy function). Current interim officers are included in this category. For private companies, the equivalent positions are applicable. A non-employee director serving as an officer due to statutory requirements (e.g., corporate secretary) will generally be classified as a Non-Independent Non-Executive Director under 2.19: “Any material relationship with the company.” However, if the company provides explicit disclosure that the director is not receiving additional compensation exceeding $10,000 per year for serving in that capacity, then the director will be classified as an Independent Director.
2 “Affiliate” includes a subsidiary, sibling company, or parent company. 50 percent control ownership is used by the parent company as the standard for applying its affiliate designation. The manager/advisor of an externally managed issuer (EMI) is considered an affiliate.
3 Includes any former CEO of the company prior to the company’s initial public offering (IPO).
4 When there is a former CEO of a special purpose acquisition company (SPAC) serving on the board of an acquired company, DWS will generally classify such directors as independent unless determined otherwise taking into account the following factors: the applicable listing standards determination of such director’s independence; any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions.
5 ISS will look at the terms of the interim officer’s employment contract to determine if it contains severance pay, long-term health and pension benefits, or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. DWS will also consider if a formal search process was under way for a full-time officer at the time.
6 “Immediate family member” follows the SEC’s definition of such and covers spouses, parents, children, stepparents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.
7 Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have a commission- or fee-based payment structure. Professional services generally include but are not limited to the following: investment banking/financial advisory services, commercial banking (beyond deposit services), investment services, insurance services, accounting/audit services, consulting services, marketing services, legal services, property management services, realtor services, lobbying services, executive search services, and IT consulting services. The following would generally be considered transactional relationships and not professional services: deposit services, IT tech support services, educational services, and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional (and hence subject to the associated materiality test) rather than a professional relationship. “Of Counsel” relationships are only considered immaterial if the individual does not receive any form of compensation (in excess of $10,000 per year) from, or is a retired partner of, the firm providing the professional service. The case of a company providing a professional service to one of its directors or to an entity with which one of its directors is affiliated, will be considered a transactional rather than a professional relationship. Insurance services and marketing services are assumed to be professional services unless the company explains why such services are not advisory.
8 A material transactional relationship, including grants to non-profit organizations, exists if the company makes annual payments to, or receives annual payments from, another entity, exceeding the greater of: $200,000 or 5 percent of the recipient’s gross revenues, for a company that follows NASDAQ listing standards; or the greater of $1,000,000 or 2 percent of the recipient’s gross revenues, for a company that follows NYSE listing standards. For a company that follows neither of the preceding standards, DWS will apply the NASDAQ-based materiality test. (The recipient is the party receiving the financial proceeds from the transaction).

9 Dissident directors who are parties to a voting agreement pursuant to a settlement or similar arrangement may be classified as Independent Directors if an analysis of the following factors indicates that the voting agreement does not compromise their alignment with all shareholders’ interests: the terms of the agreement; the duration of the standstill provision in the agreement; the limitations and requirements of actions that are agreed upon; if the dissident director nominee(s) is subject to the standstill; and if there any conflicting relationships or related party transactions.
10 Interlocks include: executive officers serving as directors on each other’s compensation or similar committees (or, in the absence of such a committee, on the board); or executive officers sitting on each other’s boards and at least one serves on the other’s compensation or similar committees (or, in the absence of such a committee, on the board).
11 The operating involvement of the founder with the company will be considered; if the founder was never employed by the company, DWS may deem him or her an Independent Director.
12 For purposes of DWS’s director independence classification, “material” will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

PART C. OTHER INFORMATION

Item 28	Exhibits
	(a)	(1)	Certificate of Trust of DBX ETF Trust (the “Registrant” or the “Trust”) dated October 7, 2010. (Incorporated by reference to the Trust’s Registration Statement, as filed with the Securities and Exchange Commission (the “SEC”) on October 25, 2010.)
		(2)	Agreement and Declaration of Trust, dated as of October 7, 2010. (Incorporated by reference to Pre-Effective Amendment No. 1 to the Trust’s Registration Statement, as filed with the SEC on February 9, 2011.)
	(b)	(1)	By-Laws of the Trust, dated October 7, 2010, as amended February 25, 2016 and November 14, 2017. (Incorporated by reference to Post-Effective Amendment No. 397 to the Trust’s Registration Statement, as filed with the SEC on December 21, 2017.)
		(2)	Amendment to the By-Laws, dated November 25, 2019. (Incorporated by reference to Post-Effective Amendment No. 460 to the Trust’s Registration Statement, as filed with the SEC on December 19, 2019.)
	(c)	(1)	Instruments defining the rights of shareholders, including the relevant portions of: the Agreement and Declaration of Trust, dated as of October 7, 2010 (see Section 4.3). Referenced in exhibits (a)(1) through (a)(2) to this Item, above.
		(2)	Instruments defining the rights of shareholders, including the relevant portions of the Amended and Restated By-Laws, dated November 25, 2019 (see Article 9). Referenced in exhibits (b)(1) through (b)(2) to this Item, above.
	(d)	(1)	Investment Advisory Agreement, dated January 31, 2011, and amended as of August 10, 2021 and May 14, 2025, with a schedule dated as of May 14, 2025, between the Trust and DBX Advisors LLC. (Incorporated by reference to Post-Effective Amendment No. 517 to the Trust’s Registration Statement, as filed with the SEC on June 16, 2025.)
		(2)	Amended Investment Sub-Advisory Agreement dated August 15, 2013, as amended May 20, 2014, July 23, 2015, and February 14, 2017, between DBX Advisors LLC and Harvest Global Investments Limited. (Incorporated by reference to Post-Effective Amendment No. 457 to the Trust’s Registration Statement, as filed with the SEC on September 26, 2019.)
		(3)	Sub-Advisory Agreement dated as of November 14, 2023, between DBX Advisors LLC and RREEF America L.L.C., with respect to Xtrackers RREEF Global Natural Resources ETF. (Incorporated by reference to Post-Effective Amendment No. 506 to the Trust’s Registration Statement, as filed with the SEC on January 24, 2024.)

(e)	(1)	Distribution Agreement, dated April 16, 2018, between the Registrant and ALPS Distributors, Inc. (Incorporated by reference to Post-Effective Amendment No. 430 to the Trust’s Registration Statement, as filed with the SEC on September 25, 2018.)
	(2)	Amendment 26, dated as of May 14, 2025, to the Distribution Agreement, dated April 16, 2018, between the Registrant and ALPS Distributors, Inc. (Incorporated by reference to Post-Effective Amendment No. 518 to the Trust’s Registration Statement, as filed with the SEC on July 28, 2025.)
(f)		Not applicable.
(g)	(1)	Custody Agreement, dated as of January 31, 2011, between the Registrant and The Bank of New York Mellon. (Incorporated by reference to Pre-Effective Amendment No. 2 to the Trust’s Registration Statement, as filed with the SEC on May 11, 2011.)
	(2)	Amended and Restated Supplement, Hong Kong China – Stock Connect Service, dated October 18, 2018, to the Global Custody Agreement, dated as of January 31, 2011, between the Registrant and The Bank of New York Mellon. (Incorporated by reference to Post-Effective Amendment No. 457 to the Trust’s Registration Statement, as filed with the SEC on September 26, 2019.)
	(3)	Amended Appendix A dated August 18, 2021, to the Amended and Restated Supplement to the Global Custody Agreement, Hong Kong – China – Stock Connect Service, dated October 18, 2018, which amends the Global Custody Agreement dated as of January 31, 2011, between the Registrant and The Bank of New York Mellon. (Incorporated by reference to Post-Effective Amendment No. 474 to the Trust’s Registration Statement, as filed with the SEC on August 17, 2021.)
	(4)	Amendment, dated as of June 25, 2025, to the Custody Agreement, dated January 31, 2011, between the Registrant and The Bank of New York Mellon. (Incorporated by reference to Post-Effective Amendment No. 518 to the Trust’s Registration Statement, as filed with the SEC on July 28, 2025.)
	(5)	Foreign Custody Manager Agreement, dated January 31, 2011, between the Registrant and The Bank of New York Mellon. (Incorporated by reference to Pre-Effective Amendment No. 2 to the Trust’s Registration Statement, as filed with the SEC on May 11, 2011.)
	(6)	Amendment, dated as of June 25, 2025, to the Foreign Custody Manager Agreement, dated January 31, 2011, between the Registrant and The Bank of New York Mellon. (Incorporated by reference to Post-Effective Amendment No. 518 to the Trust’s Registration Statement, as filed with the SEC on July 28, 2025.)

(h)	(1)	Fund Administration and Accounting Agreement, dated as of January 31, 2011, between the Registrant and The Bank of New York Mellon. (Incorporated by reference to Pre-Effective Amendment No. 2 to the Trust’s Registration Statement, as filed with the SEC on May 11, 2011.)
	(2)	Form of Exhibit A and Schedule II, as revised August 15, 2013 to the Fund Administration and Accounting Agreement, dated as of January 31, 2011, between the Registrant and The Bank of New York Mellon. (Incorporated by reference to Post-Effective Amendment No. 23 to the Trust’s Registration Statement, as filed with the SEC on August 29, 2013.)
	(3)	First Amendment, dated as of August 30, 2016, to the Fund Administration and Accounting Agreement, dated as of January 31, 2011, between the Registrant and The Bank of New York Mellon. (Incorporated by reference to Post-Effective Amendment No. 457 to the Trust’s Registration Statement, as filed with the SEC on September 26, 2019.)
	(4)	Second Amendment, dated as of May 22, 2018, to the Fund Administration and Accounting Agreement, dated as of January 31, 2011, between the Registrant and The Bank of New York Mellon. (Incorporated by reference to Post-Effective Amendment No. 457 to the Trust’s Registration Statement, as filed with the SEC on September 26, 2019.)
	(5)	Third Amendment, dated as of July 28, 2022, to the Fund Administration and Accounting Agreement, dated as of January 31, 2011, between the Registrant and The Bank of New York Mellon. (Incorporated by reference to Post-Effective Amendment No. 486 to the Trust’s Registration Statement, as filed with the SEC on September 27, 2022.)
	(6)	Amendment, dated as of June 25, 2025, to the Third Amendment, dated as of July 28, 2022, to the Fund Administration and Accounting Agreement, dated as of January 31, 2011, between the Registrant and The Bank of New York Mellon. (Incorporated by reference to Post-Effective Amendment No. 518 to the Trust’s Registration Statement, as filed with the SEC on July 28, 2025.)
	(7)	Fourth Amendment, dated as of November 27, 2023, to the Fund Administration and Accounting Agreement, dated as of January 31, 2011, between the Registrant and The Bank of New York Mellon. (Incorporated by reference to Post-Effective Amendment No. 504 to the Trust’s Registration Statement, as filed with the SEC on December 20, 2023.)
	(8)	Fifth Amendment, dated as of February 15, 2024, to the Fund Administration and Accounting Agreement, dated as of January 31, 2011, between the Registrant and The Bank of New York Mellon. (Incorporated by reference to Post-Effective Amendment No. 509 to the Trust’s Registration Statement, as filed with the SEC on May 31, 2024.)

(9)	Amendment, dated as of June 25, 2025, to the Fund Administration and Accounting Agreement, dated as of January 31, 2011, between the Registrant and The Bank of New York Mellon. (Incorporated by reference to Post-Effective Amendment No. 518 to the Trust’s Registration Statement, as filed with the SEC on July 28, 2025.)
(10)	Capital Gains Tax Reporting Service Agreement, dated August 13, 2019, between the Registrant and The Bank of New York Mellon. (Incorporated by reference to Post-Effective Amendment No. 457 to the Trust’s Registration Statement, as filed with the SEC on September 26, 2019.)
(11)	Corporate Services Agreement, dated as of July 6, 2016, between the Registrant and The Bank of New York Mellon. (Incorporated by reference to Post-Effective Amendment No. 481 to the Trust’s Registration Statement, as filed with the SEC on June 17, 2022.)
(12)	Amendment, dated as of January 8, 2020, to the Corporate Services Agreement, dated as of July 6, 2016, between the Registrant and The Bank of New York Mellon. (Incorporated by reference to Post-Effective Amendment No. 464 to the Trust’s Registration Statement, as filed with the SEC on March 11, 2020.)
(13)	Amendment, dated as of June 25, 2025, to the Corporate Services Agreement, dated as of July 6, 2016, between the Registrant and The Bank of New York Mellon. (Incorporated by reference to Post-Effective Amendment No. 518 to the Trust’s Registration Statement, as filed with the SEC on July 28, 2025.)
(14)	Transfer Agency and Service Agreement, dated January 31, 2011, between the Registrant and The Bank of New York Mellon. (Incorporated by reference to Pre-Effective Amendment No. 2 to the Trust’s Registration Statement, as filed with the SEC on May 11, 2011.)
(15)	Amendment, dated as of June 25, 2025, to the Transfer Agency and Service Agreement, dated January 31, 2011, between the Registrant and the Bank of New York Mellon. (Incorporated by reference to Post-Effective Amendment No. 518 to the Trust’s Registration Statement, as filed with the SEC on July 28, 2025.)
(16)	Form of Authorized Participation Agreement. (Incorporated by reference to Post-Effective Amendment No. 510 to the Trust’s Registration Statement, as filed with the SEC on July 23, 2024.)
(17)	Amended and Restated Expense Limitation Agreement, effective as of May 14, 2025. (Incorporated by reference to Post-Effective Amendment No. 517 to the Trust’s Registration Statement, as filed with the SEC on June 16, 2025.)
(18)	Fund of Funds Investment Agreement between DBX ETF Trust and Absolute Shares Trust, dated January 19, 2022. (Incorporated by reference to Post-Effective Amendment No. 481 to the Trust’s Registration Statement, as filed with the SEC on June 17, 2022.)

(19)	Fund of Funds Investment Agreement among DBX ETF Trust, GPS Funds I, GPS Funds II, and Savos Investments Trust, dated January 19, 2022. (Incorporated by reference to Post-Effective Amendment No. 481 to the Trust’s Registration Statement, as filed with the SEC on June 17, 2022.)
(20)	Amendment dated October 20, 2022 to Fund of Funds Investment Agreement among DBX ETF Trust, GPS Funds I, GPS Funds II, and Savos Investments Trust, for the purpose of removing Savos Investment Trust and its Series, dated January 19, 2022. (Incorporated by reference to Post-Effective Amendment No. 489 to the Trust’s Registration Statement, as filed with the SEC on December 21, 2022.)
(21)	Schedule B dated as of October 15, 2024 to the Fund of Funds Investment Agreement among DBX ETF Trust, GPS Funds I, and GPS Funds II, dated January 19, 2022. (Incorporated by reference to Post-Effective Amendment No. 514 to the Trust’s Registration Statement, as filed with the SEC on December 19, 2024.)
(22)	Fund of Funds Investment Agreement between DBX ETF Trust and Direxion Shares ETF Trust, dated January 19, 2022. (Incorporated by reference to Post-Effective Amendment No. 481 to the Trust’s Registration Statement, as filed with the SEC on June 17, 2022.)
(23)	Fund of Funds Investment Agreement among DBX ETF Trust and Eaton Vance Growth Trust and Eaton Vance Mutual Funds Trust, dated January 19, 2022. (Incorporated by reference to Post-Effective Amendment No. 481 to the Trust’s Registration Statement, as filed with the SEC on June 17, 2022.)
(24)	Fund of Funds Investment Agreement between DBX ETF Trust and E-Valuator Funds Trust, dated January 19, 2022. (Incorporated by reference to Post-Effective Amendment No. 481 to the Trust’s Registration Statement, as filed with the SEC on June 17, 2022.)
(25)	Fund of Funds Investment Agreement among DBX ETF Trust and the Fidelity Trusts listed on Schedule A, dated January 19, 2022. (Incorporated by reference to Post-Effective Amendment No. 481 to the Trust’s Registration Statement, as filed with the SEC on June 17, 2022.)
(26)	Fund of Funds Investment Agreement between DBX ETF Trust and Fidelity Rutland Square Trust II, dated as of January 19, 2022. (Incorporated by reference to Post-Effective Amendment No. 481 to the Trust’s Registration Statement, as filed with the SEC on June 17, 2022.)
(27)	Fund of Funds Investment Agreement between DBX ETF Trust and Franklin Fund Allocator Series and Franklin ETF Trust, dated January 19, 2022. (Incorporated by reference to Post-Effective Amendment No. 481 to the Trust’s Registration Statement, as filed with the SEC on June 17, 2022.)

(28)	Fund of Funds Investment Agreement between DBX ETF Trust, Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust, Goldman Sachs Trust II, Goldman Sachs ETF Trust, Goldman Sachs ETF Trust II, Goldman Sachs MLP and Energy Renaissance Fund, and Goldman Sachs Real Estate Diversified Income Fund, dated January 19, 2022. (Incorporated by reference to Post-Effective Amendment No. 481 to the Trust’s Registration Statement, as filed with the SEC on June 17, 2022.)
(29)	Fund of Funds Investment Agreement between DBX ETF Trust and Horizon Funds, dated January 19, 2022. (Incorporated by reference to Post-Effective Amendment No. 481 to the Trust’s Registration Statement, as filed with the SEC on June 17, 2022.)
(30)	Fund of Funds Investment Agreement between DBX ETF Trust and IndexIQ ETF Funds, dated January 19, 2022. (Incorporated by reference to Post-Effective Amendment No. 481 to the Trust’s Registration Statement, as filed with the SEC on June 17, 2022.)
(31)	Fund of Funds Investment Agreement among DBX ETF Trust, the Invesco Growth Series, and the Invesco Investment Funds, dated January 19, 2022. (Incorporated by reference to Post-Effective Amendment No. 481 to the Trust’s Registration Statement, as filed with the SEC on June 17, 2022.)
(32)	Fund of Funds Investment Agreement between DBX ETF Trust and Janus Henderson – Clayton School Trust, dated January 19, 2022. (Incorporated by reference to Post-Effective Amendment No. 481 to the Trust’s Registration Statement, as filed with the SEC on June 17, 2022.)
(33)	Fund of Funds Investment Agreement between DBX ETF Trust and Janus Investment Fund, dated January 19, 2022. (Incorporated by reference to Post-Effective Amendment No. 481 to the Trust’s Registration Statement, as filed with the SEC on June 17, 2022.)
(34)	Fund of Funds Investment Agreement among DBX ETF Trust, John Hancock Variable Insurance Trust and John Hancock Funds II, dated January 19, 2022. (Incorporated by reference to Post-Effective Amendment No. 481 to the Trust’s Registration Statement, as filed with the SEC on June 17, 2022.)
(35)	Fund of Funds Investment Agreement among DBX ETF Trust and MainStay VP Funds Trust, and MainStay Funds Trust, dated January 19, 2022. (Incorporated by reference to Post-Effective Amendment No. 481 to the Trust’s Registration Statement, as filed with the SEC on June 17, 2022.)
(36)	Fund of Funds Investment Agreement between DBX ETF Trust and Morningstar Funds Trust, dated January 19, 2022. (Incorporated by reference to Post-Effective Amendment No. 481 to the Trust’s Registration Statement, as filed with the SEC on June 17, 2022.)

(37)	Fund of Funds Investment Agreement between DBX ETF Trust and Voya Partners, Inc., dated January 19, 2022. (Incorporated by reference to Post-Effective Amendment No. 481 to the Trust’s Registration Statement, as filed with the SEC on June 17, 2022.)
(38)	Amended Schedule A, dated as of July 3, 2025, to the Fund of Funds Investment Agreement between DBX ETF Trust and Voya Partners, Inc., dated January 19, 2022. (Filed herein.)
(39)	Fund of Funds Investment Agreement between DBX ETF Trust and Highland Funds I, dated January 25, 2022. (Incorporated by reference to Post-Effective Amendment No. 481 to the Trust’s Registration Statement, as filed with the SEC on June 17, 2022.)
(40)	Fund of Funds Investment Agreement among DBX ETF Trust, Exchange Traded Concepts Trust, and Exchange Listed Funds Trust, dated April 27, 2022. (Incorporated by reference to Post-Effective Amendment No. 481 to the Trust’s Registration Statement, as filed with the SEC on June 17, 2022.)
(41)	Schedule B, dated as of November 15, 2023, to the Fund of Funds Investment Agreement among DBX ETF Trust, Exchange Traded Concepts Trust, and Exchange Listed Funds Trust, dated April 27, 2022. (Incorporated by reference to Post-Effective Amendment No. 503 to the Trust’s Registration Statement, as filed with the SEC on December 8, 2023.)
(42)	Fund of Funds Investment Agreement between DBX ETF Trust and The Lazard Funds, Inc., dated April 27, 2022. (Incorporated by reference to Post-Effective Amendment No. 481 to the Trust’s Registration Statement, as filed with the SEC on June 17, 2022.)
(43)	Fund of Funds Investment Agreement between DBX ETF Trust and Brinker Capital Destinations Trust, dated as of March 10, 2023. (Incorporated by reference to Post-Effective Amendment No. 493 to the Trust’s Registration Statement, as filed with the SEC on May 24, 2023.)
(44)	Fund of Funds Investment Agreement between DBX ETF Trust, Deutsche DWS Asset Allocation Trust, Deutsche DWS Market Trust, and Deutsche DWS Variable Series II, dated as of August 23, 2024. (Incorporated by reference to Post-Effective Amendment No. 512 to the Trust’s Registration Statement, as filed with the SEC on September 26, 2024.)
(45)	Schedule B, dated as of December 12, 2024, to the Fund of Funds Investment Agreement between DBX ETF Trust, Deutsche DWS Asset Allocation Trust, Deutsche DWS Market Trust, and Deutsche DWS Variable Series II, dated as of August 23, 2024. (Incorporated by reference to Post-Effective Amendment No. 514 to the Trust’s Registration Statement, as filed with the SEC on December 19, 2024.)

	(46)	Fund of Funds Investment Agreement among The Advisors’ Inner Circle Fund, the Advisors’ Inner Circle Fund II, and DBX ETF Trust, dated as of January 13, 2025. (Incorporated by reference to Post-Effective Amendment No. 517 to the Trust’s Registration Statement, as filed with the SEC on June 16, 2025.)
	(47)	Fund of Funds Investment Agreement among the Madison Funds, Ultra Series Funds, and DBX ETF Trust, dated as of February 4, 2025. (Incorporated by reference to Post-Effective Amendment No. 517 to the Trust’s Registration Statement, as filed with the SEC on June 16, 2025.)
(i)	(1)	Opinion and Consent of Counsel, Dechert LLP. (Incorporated by reference to Pre-Effective Amendment No. 2 to the Trust’s Registration Statement, as filed with the SEC on May 11, 2011.)
	(2)	Opinion of Bingham McCutchen LLP, relating to shares of the Xtrackers Harvest CSI 300 China A-Shares ETF (formerly, db X-trackers Harvest China Fund). (Incorporated by reference to Post-Effective Amendment No. 23 to the Trust’s Registration Statement, as filed with the SEC on August 29, 2013.)
	(3)	Opinion of Morgan, Lewis & Bockius LLP, relating to shares of the Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF (formerly, db X-trackers Harvest China A-Shares Small Cap Fund). (Incorporated by reference to Post-Effective Amendment No. 79 to the Trust’s Registration Statement, as filed with the SEC on April 7, 2014.)
	(4)	Opinion and Consent of Counsel, Dechert LLP. (Incorporated by reference to Post-Effective Amendment No. 430, as filed with the SEC on September 25, 2018.)
	(5)	Opinion and Consent of Counsel, Dechert LLP. (Incorporated by reference to Post-Effective Amendment No. 440, as filed with the SEC on December 21, 2018.)
	(6)	Opinion and Consent of Counsel, Dechert LLP. (Incorporated by reference to Post-Effective Amendment No. 446, as filed with the SEC on February 22, 2019.)
	(7)	Opinion and Consent of Counsel, Dechert LLP. (Incorporated by reference to Post-Effective Amendment No. 447, as filed with the SEC on March 5, 2019.)
	(8)	Opinion and Consent of Counsel, Dechert LLP. (Incorporated by reference to Post-Effective Amendment No. 452, as filed with the SEC on April 10, 2019.)
	(9)	Opinion and Consent of Counsel, Dechert LLP. (Incorporated by reference to Post-Effective Amendment No. 461 to the Trust’s Registration Statement, as filed with the SEC on January 9, 2020.)
	(10)	Opinion and Consent of Counsel, Dechert LLP. (Incorporated by reference to Post-Effective Amendment No. 465 to the Trust’s Registration Statement, as filed with the SEC on May 11, 2020.)

(11)	Opinion and Consent of Counsel, Dechert LLP. (Incorporated by reference to Post-Effective Amendment No. 472 to the Trust’s Registration Statement, as filed with the SEC on January 25, 2021.)
(12)	Opinion and Consent of Counsel, Vedder Price P.C. (Incorporated by reference to Post-Effective Amendment No. 478 to the Trust’s Registration Statement, as filed with the SEC on December 20, 2021.)
(13)	Opinion and Consent of Counsel, Vedder Price P.C. (Incorporated by reference to Post-Effective Amendment No. 481 to the Trust’s Registration Statement, as filed with the SEC on June 17, 2022.)
(14)	Opinion and Consent of Counsel, Vedder Price P.C. (Incorporated by reference to Post-Effective Amendment No. 487 to the Trust’s Registration Statement, as filed with the SEC on October 7, 2022.)
(15)	Opinion and Consent of Counsel, Vedder Price P.C. (Incorporated by reference to Post-Effective Amendment No. 488 to the Trust’s Registration Statement, as filed with the SEC on October 21, 2022.)
(16)	Opinion and Consent of Counsel, Vedder Price P.C. (Incorporated by reference to Post-Effective Amendment No. 492 to the Trust’s Registration Statement, as filed with the SEC on March 14, 2023.)
(17)	Opinion and Consent of Counsel, Vedder Price P.C. (Incorporated by reference to Post-Effective Amendment No. 493 to the Trust’s Registration Statement, as filed with the SEC on May 24, 2023.)
(18)	Opinion and Consent of Counsel, Vedder Price P.C. (Incorporated by reference to Post-Effective Amendment No. 499 to the Trust’s Registration Statement, as filed with the SEC on October 16, 2023.)
(19)	Opinion and Consent of Counsel, Vedder Price P.C. (Incorporated by reference to Post-Effective Amendment No. 500 to the Trust’s Registration Statement, as filed with the SEC on October 24, 2023.)
(20)	Opinion and Consent of Counsel, Vedder Price P.C. (Incorporated by reference to Post-Effective Amendment No. 502 to the Trust’s Registration Statement, as filed with the SEC on November 17, 2023.)
(21)	Opinion and Consent of Counsel, Vedder Price P.C. (Incorporated by reference to Post-Effective Amendment No. 503 to the Trust’s Registration Statement, as filed with the SEC on December 8, 2023.)
(22)	Opinion and Consent of Counsel, Vedder Price P.C. (Incorporated by reference to Post-Effective Amendment No. 506 to the Trust’s Registration Statement, as filed with the SEC on January 24, 2024.)

	(23)	Opinion and Consent of Counsel, Vedder Price P.C. (Incorporated by reference to Post-Effective Amendment No. 509 to the Trust’s Registration Statement, as filed with the SEC on May 31, 2024.)
	(24)	Opinion and Consent of Counsel, Vedder Price P.C. (Incorporated by reference to Post-Effective Amendment No. 510 to the Trust’s Registration Statement, as filed with the SEC on July 23, 2024.)
	(25)	Opinion and Consent of Counsel, Vedder Price P.C. (Incorporated by reference to Post-Effective Amendment No. 517 to the Trust’s Registration Statement, as filed with the SEC on June 16, 2025.)
	(26)	Opinion and Consent of Counsel, Vedder Price P.C. (Incorporated by reference to Post-Effective Amendment No. 518 to the Trust’s Registration Statement, as filed with the SEC on July 28, 2025.)
(j)		Consent of Independent Registered Public Accounting Firm. (Filed herein.)
(k)		Not applicable.
(l)		Initial Share Purchase Agreement between the Registrant and DBX Advisors LLC. (Incorporated by reference to Pre-Effective Amendment No. 2 to the Trust’s Registration Statement, as filed with the SEC on May 11, 2011.)
(m)		Not applicable.
(n)		Not applicable.
(o)		Reserved.
(p)	(1)	Code of Ethics of the Registrant, dated May 11, 2023. (Incorporated by reference to Post-Effective Amendment No. 493 to the Trust’s Registration Statement, as filed with the SEC on May 24, 2023.)
	(2)	Code of Ethics – DWS Group (U.S. Registered Entities), dated April 24, 2023. (Incorporated by reference to Post-Effective Amendment No. 493 to the Trust’s Registration Statement, as filed with the SEC on May 24, 2023.)
	(3)	Code of Ethics of Harvest Global Investments Limited, dated February 2022. (Incorporated by reference to Post-Effective Amendment No. 493 to the Trust’s Registration Statement, as filed with the SEC on May 24, 2023.)

Item 29. Persons controlled by or Under Common Control with the Fund.

Not applicable.

Item 30. Indemnification.

Pursuant to Article IX of the Registrant’s Agreement and Declaration of Trust, the Trust has agreed that no person who is or has been a Trustee, officer, or employee of the Trust shall be subject to any personal liability whatsoever to any person, other than the Trust or its Shareholders, in connection with the affairs of the Trust; and all persons shall look solely to the Trust property or property of a Series for satisfaction of claims of any nature arising in connection with the affairs of the Trust or such Series.

Every note, bond, contract, instrument, certificate, Share or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been executed or done only in or with respect to their or his capacity as Trustees or Trustee and neither such Trustees or Trustee nor the Shareholders shall be personally liable thereon.

All Persons extending credit to, contracting with or having any claim against the Trust or a Series shall look only to the assets of the Trust property or the Trust property of such Series for payment under such credit, contract or claim; and neither the Trustees, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor.

No person who is or has been a Trustee, officer or employee of the Trust shall be liable to the Trust or to any Shareholder for any action or failure to act except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties involved in the conduct of the individual’s office, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law.

Without limiting the foregoing limitations of liability, a Trustee shall not be responsible for or liable in any event for any neglect or wrongdoing of any officer, employee, investment adviser, sub-adviser, principal underwriter, custodian or other agent of the Trust, nor shall any Trustee be responsible or liable for the act or omission of any other Trustee (or for the failure to compel in any way any former or acting Trustee to redress any breach of trust), except in the case of such Trustee’s own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Item 31. Business and Other Connections of Investment Manager.

With respect to each of DBX Advisors LLC, RREEF America L.L.C., and Harvest Global Investments Limited (collectively, the “Advisers”), the response to this Item will be incorporated by reference to the Advisers’ Uniform Applications for Investment Adviser Registration (“Form ADV”) on file with the SEC. Each Adviser’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

Item 32. Principal Underwriters.

(a)	ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies:

1290 Funds, 1WS Credit Income Fund, Aberdeen Income Credit Strategies Fund, abrdn ETFs, abrdn Funds, abrdn Global Premier Properties Fund, Accordant ODCE Index Fund, Alpha Alternative Assets Fund, ALPS Series Trust, Alternative Credit Income Fund, Apollo Diversified Credit Fund, Apollo Diversified Real Estate Fund, AQR Funds, Axonic Alternative Income Fund, Axonic Funds, BBH Trust, Bluerock High Income Institutional Credit Fund, Bluerock Total Income+ Real Estate Fund, Bridge Builder Trust, Cambria ETF Trust, CION Ares Diversified Credit Fund, CION Grosvenor Infrastructure Fund, Columbia ETF Trust, Columbia ETF Trust I, Columbia ETF Trust II, Columbia Seligman Premium Technology Growth Fund, Inc., CRM Mutual Fund Trust, DBX ETF Trust, Eagle Point Defensive Income Trust, Eagle Point Enhanced Income Trust, EA Series Trust (Cambria Series), ETF Series

Solutions (Vident Series), Financial Investors Trust, Firsthand Funds, FS Credit Income Fund, FS Credit Opportunities Corp., FS MVP Private Markets Fund, Gemcorp Commodities Alternative Products Fund, Goehring & Rozencwajg Investment Funds, Goldman Sachs ETF Trust, Goldman Sachs ETF Trust II, Graniteshares ETF Trust, Hartford Funds Exchange-Traded Trust, Heartland Group, Inc., Investment Managers Series Trust II (AXS-Advised Funds), Investment Managers Series Trust II (Alternative Access-Advised Fund), Janus Detroit Street Trust, Lattice Strategies Trust, Litman Gregory Funds Trust, Longleaf Partners Funds Trust, Manager Directed Portfolios (Spyglass Growth Fund), Meridian Fund, Inc., Natixis ETF Trust, Natixis ETF Trust II, New York Life Investments Active ETF Trust, New York Life Investments ETF Trust, Opportunistic Credit Interval Fund, PRIMECAP Odyssey Funds, Principal Exchange-Traded Funds, RiverNorth Funds, RiverNorth Opportunities Fund, Inc., RiverNorth/DoubleLine Strategic Opportunity Fund, Inc., RiverNorth Opportunistic Municipal Income Fund, Inc., RiverNorth Managed Duration Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund, Inc., RiverNorth Capital and Income Fund, Inc., RiverNorth Flexible Municipal Income Fund II, Inc., RiverNorth Managed Duration Municipal Income Fund II, Inc., SPDR Dow Jones Industrial Average ETF Trust, SPDR S&P 500 ETF Trust, SPDR S&P MidCap 400 ETF Trust, Sphinx Opportunity Fund II, Sprott Funds Trust, The Arbitrage Funds, The Pop Venture Fund, Themes ETF Trust, Tidal Trust II (Cambria Series), Thornburg ETF Trust, Thrivent ETF Trust, Trust for Professional Managers (PT Asset Management Series), USCF ETF Trust, Valkyrie ETF Trust II, Wasatch Funds, Wilmington Funds, X-Square Balanced Fund, and X-Square Series Trust

(b) To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc., are as follows:

Name*	Position with Underwriter	Positions with Fund
Stephen J. Kyllo	President, Chief Operating Officer, Director, Chief Compliance Officer	None
Brian Schell **	Vice President & Treasurer	None
Eric Parsons	Vice President, Controller and Assistant Treasurer	None
Jason White***	Secretary	None
Richard C. Noyes	Senior Vice President, General Counsel, Assistant Secretary	None
Eric Theroff^	Assistant Secretary	None
Adam Girard^^	Tax Officer	None
Liza Price	Vice President, Managing Counsel	None
Jed Stahl	Vice President, Managing Counsel	None
Terence Digan	Vice President	None
James Stegall	Vice President	None

Hilary Quinn	Vice President	None

* Except as otherwise noted, the principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1000, Denver, Colorado 80203.

** The principal business address for Mr. Schell is 100 South Wacker Drive, 19th Floor, Chicago, IL 60606.

*** The principal business address for Mr. White is 4 Times Square, New York, NY 10036.

^ The principal business address for Mr. Theroff is 1055 Broadway Boulevard, Kansas City, MO 64105.

^^ The principal business address for Mr. Girard is 80 Lamberton Road, Windsor, CT 06095.

Item 33. Location of Accounts and Records.

The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

Registrant	DBX ETF Trust
100 Summer Street Boston, MA 02110-2146
Investment Advisor	DBX Advisors LLC 875 Third Avenue New York, NY 10022-6225

DBX Advisors LLC 100 Summer Street Boston, MA 02110-2146

Sub-advisors	Harvest Global Investments Limited 31/F, One Exchange Square, 8 Connaught Place Central, Hong Kong

RREEF America L.L.C. 222 South Riverside Plaza Chicago, IL 60606-5808

Distributor	ALPS Distributors, Inc. 1290 Broadway, Suite 1000 Denver, CO 80203-5603

Administrator, Transfer Agent and Custodian	The Bank of New York Mellon 240 Greenwich Street New York, NY 10286

Regulatory Administrator	BNY Mellon Investment Servicing (US) Inc. 201 Washington Street Boston, MA 02108-4403

Storage Vendor	Iron Mountain Incorporated 1 Federal Street Boston, MA 02110-2012

Iron Mountain Incorporated 12646 NW 115th Avenue Medley, FL 33178-3179

Item 34. Management Services.

There are no management related service contracts not discussed in Part A or Part B.

Item 35. Undertakings.

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and the State of New York on the 18th day of September 2025.

DBX ETF TRUST

By: /s/Freddi Klassen

       Freddi Klassen*

       President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

SIGNATURE	TITLE	DATE

/s/Stephen R. Byers
Stephen R. Byers*	Trustee and Chairman	September 18, 2025

/s/George O. Elston
George O. Elston*	Trustee	September 18, 2025

/s/Diane Kenneally
Diane Kenneally	Treasurer, Chief Financial Officer and Controller	September 18, 2025

/s/Freddi Klassen
Freddi Klassen*	President and Chief Executive Officer	September 18, 2025

/s/J. David Officer
J. David Officer*	Trustee	September 18, 2025

*By:

/s/Caroline Pearson

Caroline Pearson**

Assistant Secretary

**	Attorney-in-fact pursuant to the powers of attorney that are incorporated herein by reference to Post-Effective Amendment No. 464, as filed on March 11, 2020 to the Registration Statement; and incorporated herein by reference to Post-Effective Amendment No. 516, as filed on May 15, 2025 to the Registration Statement.

DBX ETF TRUST

EXHIBIT INDEX

Ex. Number	Description

(h)(38)	Amended Schedule A, dated as of July 3, 2025, to the Fund of Funds Investment Agreement between DBX ETF Trust and Voya Partners, Inc., dated January 19, 2022.

(j)	Consent of Independent Registered Public Accounting Firm.

EXHIBIT LIST FOR INTERACTIVE DATA FILES

Ex. Number	Description

EX-101.INS	XBRL Instance Document – the instance document does not appear on the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

EX-101.SCH	XBRL Taxonomy Extension Schema Document